      Filed with the Securities and Exchange Commission on April 12, 2013

               Registration No. 333-130989 Investment Company Act No. 811-07325

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM N-4

                               -----------------

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                        Post-Effective Amendment No. 36


                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                               Amendment No. 134


                               -----------------

             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                          (Exact Name of Registrant)

                         PRUCO LIFE INSURANCE COMPANY
                              (Name of Depositor)

                               -----------------

                             213 WASHINGTON STREET
                         NEWARK, NEW JERSEY 07102-2992
                                (973) 367-1730
   (Address and telephone number of depositor's principal executive offices)

                             J. MICHAEL LOW, ESQ.
                               LOW & COHEN, PLLC
                      2999 NORTH 44/TH/ STREET, SUITE 550
                            PHOENIX, ARIZONA 85018
                                (602) 648-4040
           (Name, address and telephone number of agent for service)

                                  COPIES TO:

                                 LYNN K. STONE
                                VICE PRESIDENT
                         PRUCO LIFE INSURANCE COMPANY
                             213 WASHINGTON STREET
                             NEWARK, NJ 07102-2992
                                (203) 402-1382

          Approximate Date of Proposed Sale to the Public: Continuous

                               -----------------

It is proposed that this filing become effective: (check appropriate space)


[_] immediately upon filing pursuant to paragraph (b) of Rule 485

[X] on May 1, 2013 pursuant to paragraph (b) of Rule 485


[_] 60 days after filing pursuant to paragraph (a)(i) of Rule 485

[_] on ______ pursuant to paragraph (a)(i) of Rule 485

[_] 75 days after filing pursuant to paragraph (a)(ii) of Rule 485

[_] on ______ pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                     Title of Securities Being Registered:

              Interest in Individual Variable Annuity Contracts.

================================================================================

Premier

                                                   PRUCO LIFE INSURANCE COMPANY
                                                 A Prudential Financial Company
                                        751 Broad Street, Newark, NJ 07102-3777

 PRUDENTIAL PREMIER VARIABLE ANNUITY B SERIES/SM/ ("B SERIES")
 PRUDENTIAL PREMIER VARIABLE ANNUITY L SERIES/SM/ ("L SERIES")
 PRUDENTIAL PREMIER VARIABLE ANNUITY X SERIES/SM/ ("X SERIES")

 FLEXIBLE PREMIUM DEFERRED ANNUITIES

 PROSPECTUS: MAY 1, 2013

 This prospectus describes three different flexible premium deferred annuity classes issued by Pruco Life Insurance Company ("Pruco Life", "we", "our", or "us"). If you are receiving this prospectus, it is because you currently own one of these products. These Annuities are no longer offered for new sales. Each of the B Series, L Series, and X Series is a class within a single annuity contract, rather than a separate annuity contract under State insurance law. For convenience in this prospectus, we sometimes refer to each of these annuity classes as an "Annuity", and to the classes collectively as the "Annuities." We also sometimes refer to each class by its specific name (e.g., the "B Series"). These Annuities were offered as an individual annuity contract or as an interest in a group annuity. Each Annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the Annuity. This Prospectus describes the important features of the Annuities. The Prospectus also describes differences among the Annuities which include differences in the fees and charges you pay and variations in some product features such as the availability of certain bonus amounts. EACH ANNUITY OR CERTAIN OF ITS INVESTMENT OPTIONS AND/OR FEATURES MAY NOT BE AVAILABLE IN ALL STATES. There may also be differences in the compensation paid to your Financial Professional for each Annuity. Differences in compensation among different annuity products could influence a Financial Professional's decision as to which annuity to recommend to you. In addition, selling broker-dealer firms through which each Annuity was sold may not make available or may not recommend to their customers certain of the optional features and investment options offered generally under the Annuity. Alternatively, such firms may restrict the optional benefits that they do make available to their customers (e.g., by imposing a lower maximum issue age for certain optional benefits than what is prescribed generally under the Annuity). Selling broker-dealer firms may not recommend all the Annuities and/or benefits described in this prospectus and/or may impose restrictions on the availability of the Annuity based on certain criteria. Please speak to your Financial Professional for further details. The guarantees provided by the variable annuity contracts and the optional benefits are the obligations of and subject to the claims paying ability of Pruco Life. Certain terms are capitalized in this Prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section. BECAUSE THE X SERIES ANNUITY GRANTS CREDITS WITH RESPECT TO YOUR PURCHASE PAYMENTS, THE EXPENSES OF THE X SERIES ANNUITY MAY BE HIGHER THAN EXPENSES FOR AN ANNUITY WITHOUT A CREDIT. IN ADDITION, THE AMOUNT OF THE CREDITS THAT YOU RECEIVE UNDER THE X SERIES ANNUITY MAY BE MORE THAN OFFSET OVER TIME BY THE ADDITIONAL FEES AND CHARGES ASSOCIATED WITH THE CREDIT.


 THE SUB-ACCOUNTS

 Each Sub-account of the Pruco Life Flexible Premium Variable Annuity Account invests in an underlying mutual fund portfolio. The Pruco Life Flexible Premium Variable Annuity Account is a separate account of Pruco Life, and is the investment vehicle in which your Purchase Payments are held. Currently, portfolios of Advanced Series Trust and ProFunds VP are being offered. See the following page for a complete list of Sub-accounts. Certain Sub-accounts are not available if you participate in an optional living benefit - see "Stipulated Investment Options if you Elect Certain Optional Benefits" later in this prospectus for details.


 PLEASE READ THIS PROSPECTUS
 PLEASE READ THIS PROSPECTUS AND THE CURRENT PROSPECTUS FOR THE UNDERLYING MUTUAL FUNDS. KEEP THEM FOR FUTURE REFERENCE.

 AVAILABLE INFORMATION
 We have also filed a Statement of Additional Information that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described below - see Table of Contents. The Statement of Additional Information is incorporated by reference into this prospectus. This Prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at no cost to you by contacting us. These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC. Please see the section of this Prospectus entitled "How To Contact Us" for our Service Office address.


 THESE ANNUITIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ISSUED, GUARANTEED OR ENDORSED BY, ANY BANK, ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN AN ANNUITY INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF VALUE, EVEN WITH RESPECT TO AMOUNTS ALLOCATED TO THE AST MONEY MARKET SUB-ACCOUNT.


--------------------------------------------------------------------------------
 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
 THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 PRUDENTIAL, PRUDENTIAL FINANCIAL, PRUDENTIAL ANNUITIES AND THE ROCK LOGO ARE SERVICEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ITS
 AFFILIATES. OTHER PROPRIETARY PRUDENTIAL MARKS MAY BE DESIGNATED AS SUCH THROUGH USE OF THE /SM/ OR (R) SYMBOLS.
--------------------------------------------------------------------------------

     FOR FURTHER INFORMATION CALL: 1-888-PRU-2888 OR GO TO OUR WEBSITE AT
                          WWW.PRUDENTIALANNUITIES.COM



      Prospectus Dated:
      May 1, 2013               Statement of Additional Information Dated:
                                                              May 1, 2013
                                                                  PREMIER


  PLEASE SEE OUR IRA, ROTH IRA AND FINANCIAL DISCLOSURE STATEMENTS ATTACHED TO
                       THE BACK COVER OF THIS PROSPECTUS.

                              INVESTMENT OPTIONS

 Please note that you may not allocate Purchase Payments to the AST Investment
    Grade Bond Portfolio or the target date bond portfolios (e.g., AST Bond
                                Portfolio 2024)


 ADVANCED SERIES TRUST
   AST Academic Strategies Asset Allocation
   AST Advanced Strategies
   AST AQR Emerging Markets Equity
   AST AQR Large-Cap
   AST Balanced Asset Allocation
   AST BlackRock Global Strategies
   AST BlackRock iShares ETF
   AST BlackRock Value
   AST Bond Portfolio 2016
   AST Bond Portfolio 2018
   AST Bond Portfolio 2019
   AST Bond Portfolio 2020
   AST Bond Portfolio 2021
   AST Bond Portfolio 2022
   AST Bond Portfolio 2023
   AST Bond Portfolio 2024
   AST Capital Growth Asset Allocation
   AST ClearBridge Dividend Growth
   AST Cohen & Steers Realty
   AST Defensive Asset Allocation
   AST Federated Aggressive Growth
   AST FI Pyramis(R) Asset Allocation
   AST First Trust Balanced Target
   *AST Franklin Templeton Founding Funds Allocation
   AST Franklin Templeton Founding Funds Plus
   AST Global Real Estate
   AST Goldman Sachs Concentrated Growth
   AST Goldman Sachs Large-Cap Value
   AST Goldman Sachs Mid-Cap Growth
   AST Goldman Sachs Multi-Asset
   AST Goldman Sachs Small-Cap Value
   AST High Yield
   AST International Growth
   AST International Value
   AST Investment Grade Bond
   AST J.P. Morgan Global Thematic
   AST J.P. Morgan International Equity
   AST J.P. Morgan Strategic Opportunities
   AST Jennison Large-Cap Growth
   AST Jennison Large-Cap Value
   AST Large-Cap Value
   AST Lord Abbett Core Fixed Income
   AST Marsico Capital Growth
   AST MFS Global Equity
   AST MFS Growth
   AST MFS Large-Cap Value
   AST Mid-Cap Value
   AST Money Market
   AST Neuberger Berman Core Bond
   AST Neuberger Berman Mid-Cap Growth
   AST Neuberger Berman/LSV Mid-Cap Value
   AST New Discovery Asset Allocation
   AST Parametric Emerging Markets Equity
   AST PIMCO Limited Maturity Bond
   AST PIMCO Total Return Bond
   AST Preservation Asset Allocation
   AST Prudential Core Bond
   AST Prudential Growth Allocation
   AST QMA Emerging Markets Equity
   AST QMA Large-Cap
   AST QMA US Equity Alpha
   AST Quantitative Modeling
   AST RCM World Trends
   AST Schroders Global Tactical
   AST Schroders Multi-Asset World Strategies
   AST Small-Cap Growth
   AST Small-Cap Value
   AST T. Rowe Price Asset Allocation
   AST T. Rowe Price Equity Income
   AST T. Rowe Price Large-Cap Growth
   AST T. Rowe Price Natural Resources
   AST Templeton Global Bond
   AST Wellington Management Hedged Equity
   AST Western Asset Core Plus Bond
   AST Western Asset Emerging Markets Debt


 PROFUNDS VP -- USED WITH "L" SERIES ONLY
   Consumer Goods
   Consumer Services
   Financials
   Health Care
   Industrials
   Large-Cap Growth
   Large-Cap Value
   Mid-Cap Growth
   Mid-Cap Value
   Real Estate
   Small-Cap Growth
   Small-Cap Value
   Telecommunications
   Utilities




   *No longer offered for new investment. See description regarding the Portfolio in "Investment Options."

                                   CONTENTS



GLOSSARY OF TERMS..........................................................................  1

SUMMARY OF CONTRACT FEES AND CHARGES.......................................................  4

EXPENSE EXAMPLES........................................................................... 15

SUMMARY.................................................................................... 16

INVESTMENT OPTIONS......................................................................... 20

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?........................ 20
 WHAT ARE THE FIXED RATE OPTIONS?.......................................................... 41

FEES AND CHARGES........................................................................... 43

 WHAT ARE THE CONTRACT FEES AND CHARGES?................................................... 43
 WHAT CHARGES APPLY TO THE FIXED RATE OPTIONS?............................................. 45
 WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?................................. 45
 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES................................................. 45

PURCHASING YOUR ANNUITY.................................................................... 46

 WHAT ARE OUR REQUIREMENTS FOR PURCHASING ONE OF THE ANNUITIES?............................ 46

MANAGING YOUR ANNUITY...................................................................... 49

 MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?........................... 49
 MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?.............................................. 50
 MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?.................................................. 50
 MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?.............................. 50
 MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?.......................... 51

MANAGING YOUR ACCOUNT VALUE................................................................ 52

 HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?.............................................. 52
 HOW DO I RECEIVE A LONGEVITY CREDIT UNDER THE X SERIES?................................... 52
 HOW ARE LONGEVITY CREDITS APPLIED TO MY ACCOUNT VALUE UNDER THE X SERIES?................. 52
 HOW DO I RECEIVE A PURCHASE CREDIT UNDER THE X SERIES?.................................... 52
 HOW IS EACH PURCHASE CREDIT APPLIED TO ACCOUNT VALUE UNDER THE X SERIES?.................. 52
 ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?................ 53
 DO YOU OFFER MORE THAN ONE DOLLAR COST AVERAGING PROGRAM?................................. 55
 DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?.......................................... 55
 MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?...... 55

ACCESS TO ACCOUNT VALUE.................................................................... 56

 WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?.......................................... 56
 ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?............................................. 56
 CAN I WITHDRAW A PORTION OF MY ANNUITY?................................................... 56
 HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?............................................. 57
 CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD?........... 57
 DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL REVENUE
   CODE?................................................................................... 57
 WHAT ARE REQUIRED MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?............... 58
 CAN I SURRENDER MY ANNUITY FOR ITS VALUE?................................................. 58
 WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?............................... 58
 WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?.............................................. 59
 HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?...................................... 59

LIVING BENEFITS............................................................................ 60

 DO YOU OFFER PROGRAMS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY
   ARE ALIVE?.............................................................................. 60
 HIGHEST DAILY GUARANTEED RETURN OPTION/SM/ II (HD GRO/SM/ II)............................. 62
 HIGHEST DAILY GUARANTEED RETURN OPTION/SM/ (HD GRO)/SM/................................... 66
 GUARANTEED MINIMUM INCOME BENEFIT (GMIB)/SM/.............................................. 72
 LIFETIME FIVE/SM/ INCOME BENEFIT (LIFETIME FIVE)/SM/...................................... 75
 SPOUSAL LIFETIME FIVE/SM/ INCOME BENEFIT (SPOUSAL LIFETIME FIVE)/SM/...................... 80
 HIGHEST DAILY LIFETIME FIVE/SM/ INCOME BENEFIT (HIGHEST DAILY LIFETIME FIVE)/SM/.......... 84


                                      (i)

 HIGHEST DAILY LIFETIME SEVEN/SM/ INCOME BENEFIT (HIGHEST DAILY LIFETIME SEVEN)/SM/.........  92
 SPOUSAL HIGHEST DAILY LIFETIME SEVEN/SM/ INCOME BENEFIT (SPOUSAL HIGHEST DAILY LIFETIME
   SEVEN)/SM/............................................................................... 104
 HIGHEST DAILY LIFETIME 7 PLUS/SM/ INCOME BENEFIT (HIGHEST DAILY LIFETIME 7 PLUS)/SM/....... 115
 SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS/SM/ INCOME BENEFIT (SPOUSAL HIGHEST DAILY LIFETIME 7
   PLUS)/SM/................................................................................ 128
 HIGHEST DAILY LIFETIME/SM/ 6 PLUS INCOME BENEFIT (HD LIFETIME 6 PLUS)/SM/.................. 138
 SPOUSAL HIGHEST DAILY LIFETIME/SM/ 6 PLUS INCOME BENEFIT (SHD LIFETIME 6 PLUS)/SM/......... 152

DEATH BENEFIT............................................................................... 161

 WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?.............................................. 161
 BASIC DEATH BENEFIT........................................................................ 161
 OPTIONAL DEATH BENEFITS.................................................................... 161
 PAYMENT OF DEATH BENEFITS.................................................................. 164

VALUING YOUR INVESTMENT..................................................................... 168

 HOW IS MY ACCOUNT VALUE DETERMINED?........................................................ 168
 WHAT IS THE SURRENDER VALUE OF MY ANNUITY?................................................. 168
 HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?................................................ 168
 WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?................................................ 168

TAX CONSIDERATIONS.......................................................................... 171

GENERAL INFORMATION......................................................................... 180

 HOW WILL I RECEIVE STATEMENTS AND REPORTS?................................................. 180
 WHAT IS PRUCO LIFE?........................................................................ 180
 WHAT IS THE SEPARATE ACCOUNT?.............................................................. 181
 WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?....................................... 181
 WHO DISTRIBUTES ANNUITIES OFFERED BY PRUCO LIFE?........................................... 183
 FINANCIAL STATEMENTS....................................................................... 184
 HOW TO CONTACT US.......................................................................... 184
 INDEMNIFICATION............................................................................ 185
 LEGAL PROCEEDINGS.......................................................................... 185
 CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION........................................ 187

APPENDIX A - ACCUMULATION UNIT VALUES....................................................... A-1

APPENDIX B - CALCULATION OF OPTIONAL DEATH BENEFITS......................................... B-1

APPENDIX C - FORMULA UNDER HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT....................... C-1

APPENDIX D - FORMULA UNDER HIGHEST DAILY GRO BENEFIT........................................ D-1

APPENDIX E - FORMULA UNDER HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT AND SPOUSAL
  HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT............................................... E-1

APPENDIX F - FORMULA UNDER HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT AND SPOUSAL
  HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT.............................................. F-1

APPENDIX G - SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN STATES............. G-1

APPENDIX H - FORMULA UNDER HIGHEST DAILY GRO II BENEFIT..................................... H-1

APPENDIX I - FORMULA FOR HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT AND SPOUSAL
  HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT.............................................. I-1


                                     (ii)

                               GLOSSARY OF TERMS

 Many terms used within this Prospectus are described within the text where they appear. The description of those terms are not repeated in this Glossary of Terms.

 ACCOUNT VALUE: The value of each allocation to a Sub-account (also referred to as a "variable investment option") plus any Fixed Rate Option prior to the Annuity Date, increased by any earnings, and/or less any losses, distributions and charges. The Account Value is calculated before we assess any applicable Contingent Deferred Sales Charge ("CDSC" or "surrender charge") and/or, other than on an Annuity anniversary, any fee that is deducted from the Annuity annually in arrears. The Account Value is determined separately for each Sub-account and for each Fixed Rate Option, and then totaled to determine the Account Value for your entire Annuity. With respect to the X Series, the Account Value includes any Longevity Credit we apply and includes any Purchase Credits we applied to your purchase payments that we are entitled to recover under certain circumstances. With respect to Annuities with a Highest Daily Lifetime Five Income Benefit election, Account Value includes the value of any allocation to the Benefit Fixed Rate Account.

 ADJUSTED PURCHASE PAYMENTS: As used in the discussion of certain optional benefits in this prospectus and elsewhere, Adjusted purchase payments are purchase payments, increased by any Credits applied to your Account Value in relation to such purchase payments, and decreased by any charges deducted from such purchase payments.

 ANNUITIZATION: The application of Account Value to one of the available annuity options for the Owner to begin receiving periodic payments for life (or joint lives), for a guaranteed minimum number of payments or for life with a guaranteed minimum number of payments.

 ANNUITY DATE: The date you choose for annuity payments to commence. Unless we agree otherwise, the Annuity Date must be no later than the first day of the calendar month coinciding with or next following the 95/th/ birthday of the older of the Owner or Annuitant.

 ANNUITY YEAR: A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.

 BENEFICIARY ANNUITY: If you are a beneficiary of an Annuity that was owned by a decedent, subject to the requirements discussed in this Prospectus, you may transfer the proceeds of the decedent's annuity into one of the Annuities described in this prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a non-qualified annuity.

 BENEFIT FIXED RATE ACCOUNT: A Fixed Rate option offered as part of this Annuity that is used only if you have elected the optional Highest Daily Lifetime Five Income Benefit. Amounts allocated to the Benefit Fixed Rate Account earn a fixed rate of interest, and are held within our general account. You may not allocate purchase payments to the Benefit Fixed Rate Account. Rather, Account Value is transferred to and from the Benefit Fixed Rate Account only under the pre-determined mathematical formula of the Highest Daily Lifetime Five Income Benefit.

 CODE: The Internal Revenue Code of 1986, as amended from time to time.

 COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT: We offer an optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing the greater of the Highest Anniversary Value Death Benefit and a 5% annual increase on purchase payments adjusted for withdrawals.

 CONTINGENT DEFERRED SALES CHARGE (CDSC): This is a sales charge that may be deducted when you make a full or partial withdrawal under your Annuity. We refer to this as a "contingent" charge because it is imposed only if you make a withdrawal. The charge is a percentage of each applicable Purchase Payment that is being withdrawn. The period during which a particular percentage applies is measured from the effective date of each Purchase Payment. The amount and duration of the CDSC varies among the X Series, L Series, and B Series. See "Summary of Contract Fees and Charges" for details on the CDSC for each Annuity.

 DCA FIXED RATE OPTION: An investment option that offers a fixed rate of interest for a specified period during the accumulation period. The DCA Fixed Rate Option is used only with our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 Month DCA Program"), under which the Purchase Payments that you have allocated to that DCA Fixed Rate Option are transferred to the designated Sub-accounts over a 6 month or 12 month period. We no longer offer our 6 or 12 Month DCA Program.

 FIXED RATE OPTION: An investment option that offers a fixed rate of interest for a specified Guarantee Period during the accumulation period.

 FREE LOOK: Under state insurance laws, you have the right, during a limited period of time, to examine your Annuity and decide if you want to keep it or cancel it. This right is referred to as your "Free Look" right. The length of this time period depends on the law of your state, and may vary depending on whether your purchase is a replacement or not.

 GOOD ORDER: An instruction received by us, utilizing such forms, signatures, and dating as we require, which is sufficiently complete and clear that we do not need to exercise any discretion to follow such instructions. In your Annuity contract, we may use the term "In Writing" to refer to this general requirement.

 GUARANTEED MINIMUM INCOME BENEFIT (GMIB): An optional benefit that, for an additional cost, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on your total purchase payments and an annual increase of 5% on such purchase payments adjusted for withdrawals (called the "Protected Income Value"), regardless of the impact of market performance on your Account Value. We no longer offer GMIB.

 GUARANTEE PERIOD: A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Rate Option.

 HIGHEST DAILY GUARANTEED RETURN OPTION (HIGHEST DAILY GRO)/HIGHEST DAILY GUARANTEED RETURN OPTION (HD GRO II): Highest Daily GRO and HD GRO II are separate optional benefits that, for an additional cost, guarantee a minimum Account Value at one or more future dates and that requires your participation in a program that may transfer your Account Value according to a predetermined mathematical formula. Each benefit has different features, so please consult the pertinent benefit description in the section of the prospectus entitled "Living Benefits." We no longer offer Highest Daily GRO.

 HIGHEST DAILY LIFETIME FIVE BENEFIT: An optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of a guaranteed benefit base called the Total Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Highest Daily Lifetime Five.

 HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime Seven is the same class of optional benefit as our Highest Daily Lifetime Five Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated. We no longer offer Highest Daily Lifetime Seven.

 HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime 7 Plus is the same class of optional benefit as our Highest Daily Lifetime Seven Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated. We no longer offer Highest Daily Lifetime 7 Plus.

 HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime 6 Plus is the same class of optional benefit as our Highest Daily Lifetime 7 Plus Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated.

 HIGHEST DAILY VALUE DEATH BENEFIT (HDV): An optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit and the Highest Daily Value, less proportional withdrawals. We no longer offer HDV.

 ISSUE DATE: The effective date of your Annuity.

 KEY LIFE: Under the Beneficiary Continuation Option, or the Beneficiary Annuity, the person whose life expectancy is used to determine payments.

 LIFETIME FIVE INCOME BENEFIT: An optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Lifetime Five.

 OWNER: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. With an Annuity issued as a certificate under a group annuity contract, the "Owner" refers to the person or entity who has the rights and benefits designated as to the "Participant" in the certificate.

 SERVICE OFFICE: The place to which all requests and payments regarding an Annuity are to be sent. We may change the address of the Service Office at any time. Please see the section of this prospectus entitled "How to Contact Us" for the Service Office address.

 SPOUSAL LIFETIME FIVE INCOME BENEFIT: An optional benefit that, for an additional cost, guarantees until the later death of two Designated Lives (as defined in this Prospectus) the ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Spousal Lifetime Five.

 SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime Seven Income Benefit but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated. We no longer offer Spousal Highest Daily Lifetime Seven.

 SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime 7 Plus Income Benefit and is the same class of optional benefit as our Spousal Highest Daily Lifetime Seven Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated. We no longer offer Spousal Highest Daily Lifetime 7 Plus.

 SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime 6 Plus Income Benefit and is the same class of optional benefit as our Spousal Highest Daily Lifetime 7 Plus Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated.

 SUB-ACCOUNT: We issue your Annuity through our separate account. See "What is the Separate Account?" under the General Information section. The separate account invests in underlying mutual fund portfolios. From an accounting perspective, we divide the separate account into a number of sections, each of which corresponds to a particular underlying mutual fund portfolio. We refer to each such section of our separate account as a "Sub-account".

 SURRENDER VALUE: The value of your Annuity available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender minus any applicable CDSC, Annual Maintenance Fee, Tax Charge and the charge for any optional benefits and any additional amounts we applied to your purchase payments that we may be entitled to recover under certain circumstances.

 UNIT: A measure used to calculate your Account Value in a Sub-account during the accumulation period.

 VALUATION DAY: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

                     SUMMARY OF CONTRACT FEES AND CHARGES

 Below is a summary of the fees and charges for the Annuities. Some fees and charges are assessed against each Annuity while others are assessed against assets allocated to the Sub-accounts. The fees and charges that are assessed against an Annuity include any applicable Contingent Deferred Sales Charge, Transfer Fee, Tax Charge and Annual Maintenance Fee. The charges that are assessed against the Sub-accounts are the Mortality and Expense Risk charge, the charge for Administration of the Annuity, and the charge for certain optional benefits you elect. Certain optional benefits deduct a charge from the annuity based on a percentage of a "protected value." Each underlying mutual fund portfolio assesses a fee for investment management, other expenses, and with some mutual funds, a 12b-1 fee. The prospectus for each underlying mutual fund provides more detailed information about the expenses for the underlying mutual funds.

 The following tables provide a summary of the fees and charges you will pay if you surrender your Annuity or transfer Account Value among investment options. These fees and charges are described in more detail within this Prospectus.

                        -------------------------------
                         TRANSACTION FEES AND CHARGES
                        -------------------------------


 CONTINGENT DEFERRED SALES CHARGE (CDSC) /1/

                                    B SERIES

            Yr. 1  Yr. 2  Yr. 3  Yr. 4  Yr. 5  Yr. 6  Yr. 7  Yr. 8+
            --------------------------------------------------------
            7.0%   6.0%   5.0%   4.0%   3.0%   2.0%   1.0%   0.0%
            --------------------------------------------------------

                                    L SERIES

                      Yr. 1  Yr. 2  Yr. 3  Yr. 4  Yr. 5+
                      -----------------------------------
                      7.0%   7.0%   6.0%   5.0%   0.0%
                      -----------------------------------

                                    X SERIES

    Yr. 1  Yr. 2  Yr. 3  Yr. 4  Yr. 5  Yr. 6  Yr. 7  Yr. 8  Yr. 9  Yr. 10+
    -----------------------------------------------------------------------
    9.0%   8.5%   8.0%   7.0%   6.0%   5.0%   4.0%   3.0%   2.0%    0.0%
    -----------------------------------------------------------------------

 1 The Contingent Deferred Sales Charges are assessed as a percentage of each applicable Purchase Payment and deducted upon surrender or withdrawal. For purposes of calculating this charge, we consider the year following the date of each Purchase Payment as Year 1. Purchase Payments are withdrawn on a "first-in, first-out" basis.

         -------------------------------------------------------------
                      OTHER TRANSACTION FEES AND CHARGES

                       (assessed against each Annuity)
         -------------------------------------------------------------
                FEE/CHARGE          B SERIES    L SERIES    X SERIES
         -------------------------------------------------------------
         TRANSFER FEE /1/
         MAXIMUM                      $20         $20         $20
         CURRENT                      $10         $10         $10
         -------------------------------------------------------------
         TAX CHARGE (CURRENT) /2/  0% to 3.5%  0% to 3.5%  Up to 3.5%
         -------------------------------------------------------------

 1 Currently, we deduct the fee after the 20/th/ transfer each Annuity Year. We guarantee that the number of charge free transfers per Annuity Year will never be less than 8.
 2 We reserve the right to deduct the charge either at the time the tax is imposed, upon a full surrender of the Annuity, or upon annuitization.

 The following table provides a summary of the periodic fees and charges you will pay while you own your Annuity, excluding the underlying mutual fund Portfolio annual expenses. These fees and charges are described in more detail within this Prospectus.

---------------------------------------------------------------------------------------------------
                                    PERIODIC FEES AND CHARGES

                                 (assessed against each Annuity)
---------------------------------------------------------------------------------------------------
        FEE/CHARGE                 B SERIES                L SERIES                X SERIES
ANNUAL MAINTENANCE FEE /1/  Lesser of $35 or 2% of  Lesser of $35 or 2% of  Lesser of $35 or 2% of
                                Account Value           Account Value           Account Value
                            -----------------------------------------------------------------------
  BENEFICIARY
  CONTINUATION              Lesser of $30 or 2% of  Lesser of $30 or 2% of  Lesser of $30 or 2% of
  OPTION ONLY                   Account Value           Account Value           Account Value

          --------------------------------------------------------------------------
                ANNUAL FEES/CHARGES OF THE SUB-ACCOUNTS /2/

          (assessed as a percentage of the daily net assets of the Sub-accounts)
          --------------------------------------------------------------------------
                   FEE/CHARGE                B SERIES      L SERIES     X SERIES
          MORTALITY & EXPENSE RISK            1.00%         1.35%        1.40%
          CHARGE /3/
          --------------------------------------------------------------------------
          ADMINISTRATION CHARGE /3/           0.15%         0.15%        0.15%
          --------------------------------------------------------------------------
          SETTLEMENT SERVICE CHARGE /4/       1.00%         1.00%        1.00%
          --------------------------------------------------------------------------
          TOTAL ANNUAL CHARGES                1.15%         1.50%        1.55%
          OF THE SUB-ACCOUNTS
          (EXCLUDING SETTLEMENT
          SERVICE CHARGE)
          --------------------------------------------------------------------------

 1 Assessed annually on the Annuity's anniversary date or upon surrender. Only applicable if Account Value is less than $100,000. Fee may differ in certain states. For beneficiaries who elect the Beneficiary Continuation Option, the fee is only applicable if Account Value is less than $25,000 at the time the fee is assessed.
 2  These charges are deducted daily and apply to the Sub-accounts only.
 3 The combination of the Mortality and Expense Risk Charge and Administration Charge is referred to as the "Insurance Charge" elsewhere in this Prospectus.
 4 The Mortality & Expense Risk Charge and the Administration Charge do not apply if you are a beneficiary under the Beneficiary Continuation Option. The Settlement Service Charge applies only if your beneficiary elects the Beneficiary Continuation Option, and is expressed as an annual charge.

 The following table sets forth the charge for each optional benefit under the Annuity. These fees would be in addition to the periodic fees and transaction fees set forth in the tables above. The first column shows the charge for each optional benefit on a maximum and current basis. Then, we show the total expenses you would pay for an Annuity if you purchased the relevant optional benefit. More specifically, we show the total charge for the optional benefit plus the Total Annualized Insurance Fees/Charges applicable to the Annuity. Where the charges cannot actually be totaled (because they are assessed against different base values), we show both individual charges.

--------------------------------------------------------------------------------------------------------------

                           YOUR OPTIONAL BENEFIT FEES AND CHARGES /1/
--------------------------------------------------------------------------------------------------------------
                 OPTIONAL BENEFIT                    OPTIONAL         TOTAL          TOTAL          TOTAL
                                                    BENEFIT FEE/     ANNUAL         ANNUAL         ANNUAL
                                                      CHARGE       CHARGE /2/     CHARGE /2/     CHARGE /2/
                                                                  FOR B SERIES   FOR L SERIES   FOR X SERIES
--------------------------------------------------------------------------------------------------------------
HIGHEST DAILY GRO II
CURRENT AND MAXIMUM CHARGE /4/                         0.60%          1.75%          2.10%          2.15%
(ASSESSED AGAINST SUB-ACCOUNT NET
ASSETS)
--------------------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME 6 PLUS (HD
6 PLUS)

MAXIMUM CHARGE /3/                                     1.50%      1.15% + 1.50%  1.50% + 1.50%  1.55% + 1.50%
(ASSESSED AGAINST GREATER OF ACCOUNT
VALUE AND PWV)
CURRENT CHARGE                                         0.85%      1.15% + 0.85%  1.50% + 0.85%  1.55% + 0.85%
(ASSESSED AGAINST GREATER OF ACCOUNT
VALUE AND PWV)
--------------------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME 6 PLUS WITH
LIFETIME INCOME ACCELERATOR (LIA)
MAXIMUM CHARGE /3/                                     2.00%      1.15% + 2.00%  1.50% + 2.00%  1.55% + 2.00%
(ASSESSED AGAINST GREATER OF ACCOUNT VALUE AND PWV)
CURRENT CHARGE                                         1.20%      1.15% + 1.20%  1.50% + 1.20%  1.55% + 1.20%
(ASSESSED AGAINST GREATER OF ACCOUNT VALUE AND PWV)
--------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

                            YOUR OPTIONAL BENEFIT FEES AND CHARGES /1/
----------------------------------------------------------------------------------------------------
          OPTIONAL BENEFIT              OPTIONAL         TOTAL           TOTAL           TOTAL
                                       BENEFIT FEE/     ANNUAL          ANNUAL          ANNUAL
                                         CHARGE       CHARGE /2/      CHARGE /2/      CHARGE /2/
                                                      FOR B SERIES    FOR L SERIES    FOR X SERIES
----------------------------------------------------------------------------------------------------
SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS
(SHD 6 PLUS)

MAXIMUM CHARGE /3/                        1.50%      1.15% + 1.50%   1.50% + 1.50%   1.55% + 1.50%
(ASSESSED AGAINST GREATER OF ACCOUNT
VALUE AND PWV)
CURRENT CHARGE                            0.95%      1.15% + 0.95%   1.50% + 0.95%   1.55% + 0.95%
(ASSESSED AGAINST GREATER OF ACCOUNT
VALUE AND PWV)
----------------------------------------------------------------------------------------------------
HIGHEST DAILY GUARANTEED RETURN
OPTION (HD GRO)
CURRENT AND MAXIMUM CHARGE (FOR           0.60%          1.75%           2.10%           2.15%
ELECTIONS ON OR AFTER MAY 1, 2009)/4/
----------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM INCOME BENEFIT
(GMIB)

MAXIMUM CHARGE /3/                        1.00%      1.15% + 1.00%   1.50% + 1.00%   1.55% + 1.00%
(ASSESSED AGAINST PROTECTED INCOME
VALUE)
CURRENT CHARGE                            0.50%      1.15% + 0.50%   1.50% + 0.50%   1.55% + 0.50%
(ASSESSED AGAINST PROTECTED INCOME
VALUE)
----------------------------------------------------------------------------------------------------
LIFETIME FIVE/SM/ INCOME BENEFIT

MAXIMUM CHARGE /3/                        1.50%          2.65%           3.00%           3.05%
(ASSESSED AGAINST SUB-ACCOUNT NET
ASSETS)
CURRENT CHARGE                            0.60%          1.75%           2.10%           2.15%
(ASSESSED AGAINST SUB-ACCOUNT NET
ASSETS)
----------------------------------------------------------------------------------------------------
SPOUSAL LIFETIME FIVE INCOME BENEFIT

MAXIMUM CHARGE /3/                        1.50%          2.65%           3.00%           3.05%
(ASSESSED AGAINST SUB-ACCOUNT NET
ASSETS)
CURRENT CHARGE                            0.75%          1.90%           2.25%           2.30%
(ASSESSED AGAINST SUB-ACCOUNT NET
ASSETS)
----------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME FIVE INCOME
BENEFIT

MAXIMUM CHARGE /3/                        1.50%          2.65%           3.00%           3.05%
(ASSESSED AGAINST SUB-ACCOUNT NET
ASSETS)
CURRENT CHARGE                            0.60%          1.75%           2.10%           2.15%
(ASSESSED AGAINST SUB-ACCOUNT NET
ASSETS)
----------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME SEVEN INCOME
BENEFIT

MAXIMUM CHARGE /3/                        1.50%      1.15% + 1.50%   1.50% + 1.50%   1.55% + 1.50%
(ASSESSED AGAINST THE PROTECTED
WITHDRAWAL VALUE)
CURRENT CHARGE                            0.60%      1.15% + 0.60%   1.50% + 0.60%   1.55% + 0.60%
(ASSESSED AGAINST THE PROTECTED
WITHDRAWAL VALUE)
----------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME SEVEN INCOME
BENEFIT WITH BENEFICIARY INCOME OPTION

MAXIMUM CHARGE /3/                        2.00%      1.15% + 2.00%   1.50% + 2.00%   1.55% + 2.00%
(ASSESSED AGAINST THE PROTECTED
WITHDRAWAL VALUE)
CURRENT CHARGE                            0.95%      1.15% + 0.95%   1.50% + 0.95%   1.55% + 0.95%
(ASSESSED AGAINST THE PROTECTED
WITHDRAWAL VALUE)
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                           YOUR OPTIONAL BENEFIT FEES AND CHARGES /1/
--------------------------------------------------------------------------------------------------
          OPTIONAL BENEFIT              OPTIONAL         TOTAL          TOTAL           TOTAL
                                       BENEFIT FEE/     ANNUAL         ANNUAL          ANNUAL
                                         CHARGE       CHARGE /2/     CHARGE /2/      CHARGE /2/
                                                     FOR B SERIES    FOR L SERIES   FOR X SERIES
--------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME SEVEN
W/LIFETIME INCOME ACCELERATOR

MAXIMUM CHARGE /3/                        2.00%      1.15% + 2.00%  1.50% + 2.00%   1.55% + 2.00%
(ASSESSED AGAINST THE PROTECTED
WITHDRAWAL VALUE)
CURRENT CHARGE                            0.95%      1.15% + 0.95%  1.50% + 0.95%   1.55% + 0.95%
(ASSESSED AGAINST THE PROTECTED
WITHDRAWAL VALUE)
--------------------------------------------------------------------------------------------------
SPOUSAL HIGHEST DAILY LIFETIME SEVEN
INCOME BENEFIT

MAXIMUM CHARGE /3/                        1.50%      1.15% + 1.50%  1.50% + 1.50%   1.55% + 1.50%
(ASSESSED AGAINST THE PROTECTED
WITHDRAWAL VALUE)
CURRENT CHARGE                            0.75%      1.15% + 0.75%  1.50% + 0.75%   1.55% + 0.75%
(ASSESSED AGAINST THE PROTECTED
WITHDRAWAL VALUE)
--------------------------------------------------------------------------------------------------
SPOUSAL HIGHEST DAILY LIFETIME SEVEN
INCOME BENEFIT WITH BENEFICIARY
INCOME OPTION

MAXIMUM CHARGE /3/                        2.00%      1.15% + 2.00%  1.50% + 2.00%   1.55% + 2.00%
(ASSESSED AGAINST THE PROTECTED
WITHDRAWAL VALUE)

CURRENT CHARGE                            0.95%      1.15% + 0.95%  1.50% + 0.95%   1.55% + 0.95%
(ASSESSED AGAINST THE PROTECTED
WITHDRAWAL VALUE)
--------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME 7 PLUS

MAXIMUM CHARGE /3/                        1.50%      1.15% + 1.50%  1.50% + 1.50%   1.55% + 1.50%
(ASSESSED AGAINST GREATER OF ACCOUNT
VALUE AND PROTECTED WITHDRAWAL VALUE)
CURRENT CHARGE                            0.75%      1.15% + 0.75%  1.50% + 0.75%   1.55% + 0.75%
(ASSESSED AGAINST GREATER OF ACCOUNT
VALUE AND PROTECTED WITHDRAWAL VALUE)
--------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME 7 PLUS
WITH BENEFICIARY INCOME OPTION

MAXIMUM CHARGE /3/                        2.00%      1.15% + 2.00%  1.50% + 2.00%   1.55% + 2.00%
(ASSESSED AGAINST GREATER OF ACCOUNT
VALUE AND PROTECTED WITHDRAWAL VALUE)
CURRENT CHARGE                            1.10%      1.15% + 1.10%  1.50% + 1.10%   1.55% + 1.10%
(ASSESSED AGAINST GREATER OF ACCOUNT
VALUE AND PROTECTED WITHDRAWAL VALUE)
--------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME 7 PLUS WITH
LIFETIME INCOME ACCELERATOR

MAXIMUM CHARGE /3/                        2.00%      1.15% + 2.00%  1.50% + 2.00%   1.55% + 2.00%
(ASSESSED AGAINST GREATER OF ACCOUNT
VALUE AND PROTECTED WITHDRAWAL VALUE)
CURRENT CHARGE                            1.10%      1.15% + 1.10%  1.50% + 1.10%   1.55% + 1.10%
(ASSESSED AGAINST GREATER OF ACCOUNT
VALUE AND PROTECTED WITHDRAWAL VALUE)
--------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                             YOUR OPTIONAL BENEFIT FEES AND CHARGES
                                              /1/
-------------------------------------------------------------------------------------------------
          OPTIONAL BENEFIT              OPTIONAL         TOTAL          TOTAL          TOTAL
                                       BENEFIT FEE/     ANNUAL         ANNUAL         ANNUAL
                                         CHARGE       CHARGE /2/     CHARGE /2/     CHARGE /2/
                                                     FOR B SERIES   FOR L SERIES   FOR X SERIES
-------------------------------------------------------------------------------------------------
SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS

MAXIMUM CHARGE /3/                        1.50%      1.15% + 1.50%  1.50% + 1.50%  1.55% + 1.50%
(ASSESSED AGAINST GREATER OF ACCOUNT
VALUE AND PROTECTED WITHDRAWAL VALUE)
CURRENT CHARGE                            0.90%      1.15% + 0.90%  1.50% + 0.90%  1.55% + 0.90%
(ASSESSED AGAINST GREATER OF ACCOUNT
VALUE AND PROTECTED WITHDRAWAL VALUE)
-------------------------------------------------------------------------------------------------
SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS
WITH BENEFICIARY INCOME OPTION

MAXIMUM CHARGE /3/                        2.00%      1.15% + 2.00%  1.50% + 2.00%  1.55% + 2.00%
(ASSESSED AGAINST GREATER OF ACCOUNT
VALUE AND PROTECTED WITHDRAWAL VALUE)
CURRENT CHARGE                            1.10%      1.15% + 1.10%  1.50% + 1.10%  1.55% + 1.10%
(ASSESSED AGAINST GREATER OF ACCOUNT
VALUE AND PROTECTED WITHDRAWAL VALUE)
-------------------------------------------------------------------------------------------------
HIGHEST DAILY VALUE DEATH BENEFIT
("HDV")
CURRENT AND MAXIMUM CHARGE /4/            0.50%          1.65%          2.00%          2.05%
-------------------------------------------------------------------------------------------------
COMBINATION 5% ROLL-UP AND HAV DEATH
BENEFIT
CURRENT AND MAXIMUM CHARGE /4/            0.80%          1.95%          2.30%          2.35%
(FOR ELECTIONS ON OR AFTER MAY 1,
2009)
-------------------------------------------------------------------------------------------------
PLEASE REFER TO THE SECTION OF THIS PROSPECTUS THAT DESCRIBES EACH OPTIONAL BENEFIT FOR A
COMPLETE DESCRIPTION OF THE BENEFIT, INCLUDING ANY RESTRICTIONS OR LIMITATIONS THAT MAY APPLY.
-------------------------------------------------------------------------------------------------

 (1) HOW CHARGE IS DETERMINED

 1 HIGHEST DAILY GRO II. Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For B Series, 1.75% total annual charge applies. For L Series 2.10% total annual charge applies, and for X Series, the 2.15% total annual charge applies.
    HIGHEST DAILY LIFETIME 6 PLUS. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. Under certain circumstances, we may not deduct the charge or may only deduct a portion of the charge (see the description of the benefit for details). For B Series, 0.85% is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For L Series, 0.85% is in addition to 1.50% annual charge of amounts invested in the Sub-accounts. For X Series, 0.85% is in addition to 1.55% annual charge of amounts invested in the Sub-accounts.
    HIGHEST DAILY LIFETIME 6 PLUS WITH LIA. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. Under certain circumstances, we may not deduct the charge or may only deduct a portion of the charge (see the description of the benefit for details). For B Series, 1.20% is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For L Series, 1.20% is in addition to 1.50% annual charge of amounts invested in the Sub-accounts. For X Series, 1.20% is in addition to 1.55% annual charge of amounts invested in the Sub-accounts.
    SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. Under certain circumstances, we may not deduct the charge or may only deduct a portion of the charge (see the description of the benefit for details). For B Series, 0.95% is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For L Series, 0.95% is in addition to 1.50% annual charge of amounts invested in the Sub-accounts. For X Series, 0.95% is in addition to 1.55% annual charge of amounts invested in the Sub-accounts.
    HIGHEST DAILY GRO: 0.35% charge for this benefit is assessed against the average daily net assets of the Sub-accounts, and for elections prior to May 1, 2009: For B Series, 1.50% total annual charge applies. For L Series, 1.85% total annual charge applies. For X Series, total annual charge is 1.90%. For elections on or after May 1, 2009: charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For B Series, 1.75% total annual charge applies. For L Series, 2.10% total annual charge applies. For X Series, total annual charge is 2.15%. This benefit is no longer available for new elections.
    GUARANTEED MINIMUM INCOME BENEFIT: Charge for this benefit is assessed against the GMIB Protected Income Value ("PIV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the Fixed Allocations. For B Series, 0.50% of PIV for GMIB is in addition to 1.15% annual charge. For the L Series, 0.50% of PIV for GMIB is in addition to 1.50% annual charge. For the X Series, 0.50% of PIV for GMIB is in addition to 1.55% annual charge. This benefit is no longer available for new elections.
    LIFETIME FIVE INCOME BENEFIT: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For B Series, 1.75% total annual charge applies. For L Series, 2.10% total annual charge applies. For X Series, 2.15% total annual charge applies. This benefit is no longer available for new elections.

    SPOUSAL LIFETIME FIVE INCOME BENEFIT: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For B Series, 1.90% total annual charge applies. For L Series, 2.25% total annual charge applies. For X Series, 2.30% total annual charge applies. This benefit is no longer available for new elections.
    HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For B Series, 1.75% total annual charge applies. For L Series, 2.10% total annual charge applies. For X Series, 2.15% total annual charge applies. This benefit is no longer available for new elections.
    HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). PWV is described in the Living Benefits section of this Prospectus. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For B Series, 0.60% of PWV is in addition to 1.15% annual charge. For L Series, 0.60% of PWV is in addition to 1.50% annual charge. For X Series, 0.60% of PWV is in addition to 1.55% annual charge. This benefit is no longer available for new elections.
    HIGHEST DAILY LIFETIME SEVEN WITH BENEFICIARY INCOME OPTION: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). For B Series, 0.95% of PWV is in addition to 1.15% annual charge. For L Series, 0.95% of PWV is in addition to 1.50% annual charge. For X Series, 0.95% of PWV is in addition to 1.55% annual charge. This benefit is no longer available for new elections.
    HIGHEST DAILY LIFETIME SEVEN WITH LIFETIME INCOME ACCELERATOR. Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For B Series, 0.95% of PWV is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For L Series, 0.95% of PWV is in addition to 1.50% annual charge of amounts invested in the Sub-accounts, For X Series, 0.95% of PWV is in addition to 1.55% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections.
    SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For B Series, 0.75% of PWV is in addition to 1.15% annual charge. For L Series, 0.75% of PWV is in addition to 1.50% annual charge. For X Series, 0.75% of PWV is in addition to 1.55% annual charge. This benefit is no longer available for new elections.
    SPOUSAL HIGHEST DAILY LIFETIME SEVEN WITH BENEFICIARY INCOME OPTION: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). For B Series, 0.95% of PWV is in addition to 1.15% annual charge. For L Series, 0.95% of PWV is in addition to 1.50% annual charge. For
    X Series, 0.95% of PWV is in addition to 1.55% annual charge. This benefit is no longer available for new elections.
    HIGHEST DAILY LIFETIME 7 PLUS. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. For B Series, 0.75% charge is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For L Series, 0.75% charge is in addition to 1.50% annual charge of amounts invested in the Sub-accounts. For X Series, 0.75% charge is in addition to 1.55% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections. HIGHEST DAILY LIFETIME 7 PLUS WITH BENEFICIARY INCOME OPTION. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. For B Series, 1.10% is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For L Series, 1.10% is in addition to 1.50% annual charge of amounts invested in the Sub-accounts. For X Series, 1.10% is in addition to 1.55% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections. HIGHEST DAILY LIFETIME 7 PLUS WITH LIFETIME INCOME ACCELERATOR. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. For B Series, 1.10% is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For L Series, 1.10% is in addition to 1.50% annual charge of amounts invested in the Sub-accounts. For X Series, 1.10% is in addition to 1.55% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections. SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. For B Series, 0.90% is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For L Series, 0.90% is in addition to 1.50% annual charge of amounts invested in the Sub-accounts. For X Series, 0.90% is in addition to 1.55% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections. SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS WITH BENEFICIARY INCOME OPTION. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. For B Series, 1.10% is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For L Series, 1.10% is in addition to 1.50% annual charge of amounts invested in the Sub-accounts. For X Series, 1.10% is in addition to 1.55% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections.
    HIGHEST DAILY VALUE DEATH BENEFIT: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For B Series, 1.65% total annual charge applies. For L Series, 2.00% total annual charge applies. For X Series, 2.05% total annual charge applies. This benefit is no longer available for new elections.
    COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT: For elections of the benefit prior to May 1, 2009: 0.50% benefit charge results in 1.65% total charge for B Series, 2.00% total charge for L Series, and 2.05% total charge for X Series. For elections of the benefit on or after May 1, 2009, 0.80% benefit charge results in 1.95% total charge for B Series, 2.30% total charge for L Series, and 2.35% total charge for X Series.
 2 The Total Annual Charge includes the Insurance Charge assessed against the average daily net assets allocated to the Sub-accounts. If you elect more than one optional benefit, the Total Annual Charge would be increased to include the charge for each optional benefit. With respect to Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, and Spousal Highest Daily Lifetime 6 Plus the charge is assessed against the Protected Withdrawal Value (greater of PWV and Account Value, for "Plus" versions). With respect to each of Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, and Spousal Highest Daily Lifetime 6 Plus one-fourth of the annual charge is deducted quarterly. These optional benefits are not available under the Beneficiary Continuation Option.
 3 We reserve the right to increase the charge to the maximum charge indicated, upon any step-up or reset under the benefit, or new election of the benefit.
 4 Our reference in the fee table to "current and maximum" charge does not connote that we have the authority to increase the charge for Annuities that already have been issued. Rather, the reference indicates that there is no maximum charge to which the current charge could be increased for existing Annuities. However, our State filings may have included a provision allowing us to impose an increased charge for newly-issued Annuities.


 The following table provides the range (minimum and maximum) of the total annual expenses for the underlying mutual funds ("Portfolios") as of December 31, 2012 before any contractual waivers and expense reimbursements. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets.

              ----------------------------------------------------
                  TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
              ----------------------------------------------------
                                                 MINIMUM  MAXIMUM
              ----------------------------------------------------
              TOTAL PORTFOLIO OPERATING EXPENSE  0.58%    2.37%
              ----------------------------------------------------



 The following are the total annual expenses for each underlying mutual fund ("Portfolio") as of December 31, 2012, except as noted and except if the underlying portfolio's inception date is subsequent to December 31, 2012. The "Total Annual Portfolio Operating Expenses" reflect the combination of the underlying Portfolio's investment management fee, other expenses, any 12b-1 fees, and certain other expenses. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets. For certain of the Portfolios, a portion of the management fee has been contractually waived and/or other expenses have been contractually partially reimbursed, which is shown in the table. The following expenses are deducted by the underlying Portfolio before it provides Pruco Life with the daily net asset value. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888.



--------------------------------------------------------------------------------------------------------------------------------
                                                UNDERLYING MUTUAL FUND PORTFOLIO
                                                        ANNUAL EXPENSES

                                                (as a percentage of the average
                                                 net assets of the underlying
                                                          Portfolios)
--------------------------------------------------------------------------------------------------------------------------------
                                                           For the year ended December 31, 2012
                          ------------------------------------------------------------------------------------------------------
  UNDERLYING PORTFOLIO                        Distribution                                      Total
                                                 and/or                Broker Fees  Acquired   Annual    Contractual  Net Annual
                                                Service     Dividend   and Expenses Portfolio Portfolio  Fee Waiver   Portfolio
                          Management  Other       Fees     Expense on    on Short    Fees &   Operating  or Expense   Operating
                             Fees    Expenses (12b-1 fees) Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
--------------------------------------------------------------------------------------------------------------------------------
ADVANCED SERIES TRUST
 AST Academic Strategies
  Asset Allocation
  Portfolio                 0.71%     0.02%      0.04%        0.13%       0.01%       0.68%     1.59%       0.00%       1.59%
 AST Advanced Strategies
  Portfolio                 0.81%     0.03%      0.10%        0.00%       0.00%       0.05%     0.99%       0.00%       0.99%
 AST AQR Emerging
  Markets Equity
  Portfolio                 1.09%     0.16%      0.10%        0.00%       0.00%       0.00%     1.35%       0.00%       1.35%
 AST AQR Large-Cap
  Portfolio                 0.72%     0.01%      0.10%        0.00%       0.00%       0.00%     0.83%       0.00%       0.83%
 AST Balanced Asset
  Allocation Portfolio      0.15%     0.01%      0.00%        0.00%       0.00%       0.83%     0.99%       0.00%       0.99%
 AST BlackRock Global
  Strategies Portfolio      0.97%     0.03%      0.10%        0.00%       0.00%       0.02%     1.12%       0.00%       1.12%
 AST BlackRock iShares
  ETF Portfolio /1/         0.88%     0.03%      0.10%        0.00%       0.00%       0.26%     1.27%      -0.26%       1.01%
 AST BlackRock Value
  Portfolio                 0.82%     0.02%      0.10%        0.00%       0.00%       0.00%     0.94%       0.00%       0.94%
 AST Bond Portfolio 2016    0.63%     0.22%      0.10%        0.00%       0.00%       0.00%     0.95%       0.00%       0.95%
 AST Bond Portfolio 2018
  /2/                       0.63%     0.04%      0.10%        0.00%       0.00%       0.00%     0.77%      -0.01%       0.76%
 AST Bond Portfolio 2019    0.63%     0.15%      0.10%        0.00%       0.00%       0.00%     0.88%       0.00%       0.88%
 AST Bond Portfolio 2020
  /3/                       0.63%     1.64%      0.10%        0.00%       0.00%       0.00%     2.37%      -1.38%       0.99%
 AST Bond Portfolio 2021
  /2/                       0.63%     0.04%      0.10%        0.00%       0.00%       0.00%     0.77%      -0.01%       0.76%
 AST Bond Portfolio 2022
  /2/                       0.63%     0.04%      0.10%        0.00%       0.00%       0.00%     0.77%      -0.01%       0.76%
 AST Bond Portfolio 2023
  /3/                       0.63%     0.33%      0.10%        0.00%       0.00%       0.01%     1.07%      -0.07%       1.00%
 AST Bond Portfolio 2024    0.63%     0.26%      0.10%        0.00%       0.00%       0.00%     0.99%       0.00%       0.99%
 AST Capital Growth
  Asset Allocation
  Portfolio                 0.15%     0.01%       None        0.00%       0.00%       0.86%     1.02%       0.00%       1.02%
 AST ClearBridge
  Dividend Growth
  Portfolio                 0.82%     0.02%      0.10%        0.00%       0.00%       0.00%     0.94%       0.00%       0.94%
 AST Cohen & Steers
  Realty Portfolio          0.98%     0.03%      0.10%        0.00%       0.00%       0.00%     1.11%       0.00%       1.11%
 AST Defensive Asset
  Allocation Portfolio      0.15%     0.02%       None        0.00%       0.00%       0.80%     0.97%       0.00%       0.97%
 AST Federated
  Aggressive Growth
  Portfolio                 0.93%     0.05%      0.10%        0.00%       0.00%       0.00%     1.08%       0.00%       1.08%

--------------------------------------------------------------------------------------------------------------------------------
                                                UNDERLYING MUTUAL FUND PORTFOLIO
                                                        ANNUAL EXPENSES

                                                (as a percentage of the average
                                                 net assets of the underlying
                                                          Portfolios)
--------------------------------------------------------------------------------------------------------------------------------
                                                           For the year ended December 31, 2012
                          ------------------------------------------------------------------------------------------------------
  UNDERLYING PORTFOLIO                        Distribution                                      Total
                                                 and/or                Broker Fees  Acquired   Annual    Contractual  Net Annual
                                                Service     Dividend   and Expenses Portfolio Portfolio  Fee Waiver   Portfolio
                          Management  Other       Fees     Expense on    on Short    Fees &   Operating  or Expense   Operating
                             Fees    Expenses (12b-1 fees) Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
--------------------------------------------------------------------------------------------------------------------------------
ADVANCED SERIES TRUST
 CONTINUED
 AST FI Pyramis(R) Asset
  Allocation Portfolio
  /4/                       0.82%     0.09%      0.10%        0.23%       0.07%       0.00%     1.31%       0.00%       1.31%
 AST First Trust
  Balanced Target
  Portfolio                 0.81%     0.02%      0.10%        0.00%       0.00%       0.00%     0.93%       0.00%       0.93%
 AST Franklin Templeton
  Founding Funds
  Allocation Portfolio      0.91%     0.02%      0.10%        0.00%       0.00%       0.00%     1.03%       0.00%       1.03%
 AST Franklin Templeton
  Founding Funds Plus
  Portfolio                 0.02%     0.03%       None        0.00%       0.00%       1.02%     1.07%       0.00%       1.07%
 AST Global Real Estate
  Portfolio                 0.99%     0.07%      0.10%        0.00%       0.00%       0.00%     1.16%       0.00%       1.16%
 AST Goldman Sachs
  Concentrated Growth
  Portfolio                 0.87%     0.02%      0.10%        0.00%       0.00%       0.00%     0.99%       0.00%       0.99%
 AST Goldman Sachs
  Large- Cap Value
  Portfolio                 0.72%     0.02%      0.10%        0.00%       0.00%       0.00%     0.84%       0.00%       0.84%
 AST Goldman Sachs
  Mid-Cap Growth
  Portfolio                 0.99%     0.04%      0.10%        0.00%       0.00%       0.00%     1.13%       0.00%       1.13%
 AST Goldman Sachs
  Multi- Asset Portfolio
  /5/                       0.92%     0.05%      0.10%        0.00%       0.00%       0.00%     1.07%      -0.10%       0.97%
 AST Goldman Sachs
  Small- Cap Value
  Portfolio                 0.94%     0.04%      0.10%        0.00%       0.00%       0.08%     1.16%       0.00%       1.16%
 AST High Yield Portfolio   0.72%     0.03%      0.10%        0.00%       0.00%       0.00%     0.85%       0.00%       0.85%
 AST International
  Growth Portfolio          0.97%     0.06%      0.10%        0.00%       0.00%       0.00%     1.13%       0.00%       1.13%
 AST International Value
  Portfolio                 0.97%     0.06%      0.10%        0.00%       0.00%       0.00%     1.13%       0.00%       1.13%
 AST Investment Grade
  Bond Portfolio /2/        0.63%     0.02%      0.10%        0.00%       0.00%       0.00%     0.75%      -0.04%       0.71%
 AST J.P. Morgan Global
  Thematic Portfolio        0.92%     0.04%      0.10%        0.00%       0.00%       0.00%     1.06%       0.00%       1.06%
 AST J.P. Morgan
  International Equity
  Portfolio                 0.87%     0.09%      0.10%        0.00%       0.00%       0.00%     1.06%       0.00%       1.06%
 AST J.P. Morgan
  Strategic
  Opportunities Portfolio   0.97%     0.06%      0.10%        0.15%       0.01%       0.00%     1.29%       0.00%       1.29%
 AST Jennison Large-Cap
  Growth Portfolio          0.87%     0.02%      0.10%        0.00%       0.00%       0.00%     0.99%       0.00%       0.99%
 AST Jennison Large-Cap
  Value Portfolio           0.72%     0.02%      0.10%        0.00%       0.00%       0.00%     0.84%       0.00%       0.84%
 AST Large-Cap Value
  Portfolio                 0.72%     0.02%      0.10%        0.00%       0.00%       0.00%     0.84%       0.00%       0.84%
 AST Lord Abbett Core
  Fixed Income Portfolio
  /6/                       0.77%     0.02%      0.10%        0.00%       0.00%       0.00%     0.89%      -0.13%       0.76%
 AST Marsico Capital
  Growth Portfolio          0.87%     0.02%      0.10%        0.00%       0.00%       0.00%     0.99%       0.00%       0.99%
 AST MFS Global Equity
  Portfolio                 0.99%     0.11%      0.10%        0.00%       0.00%       0.00%     1.20%       0.00%       1.20%
 AST MFS Growth Portfolio   0.87%     0.02%      0.10%        0.00%       0.00%       0.00%     0.99%       0.00%       0.99%

--------------------------------------------------------------------------------------------------------------------------------
                                                UNDERLYING MUTUAL FUND PORTFOLIO
                                                        ANNUAL EXPENSES

                                                (as a percentage of the average
                                                 net assets of the underlying
                                                          Portfolios)
--------------------------------------------------------------------------------------------------------------------------------
                                                           For the year ended December 31, 2012
                          ------------------------------------------------------------------------------------------------------
  UNDERLYING PORTFOLIO                        Distribution                                      Total
                                                 and/or                Broker Fees  Acquired   Annual    Contractual  Net Annual
                                                Service     Dividend   and Expenses Portfolio Portfolio  Fee Waiver   Portfolio
                          Management  Other       Fees     Expense on    on Short    Fees &   Operating  or Expense   Operating
                             Fees    Expenses (12b-1 fees) Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
--------------------------------------------------------------------------------------------------------------------------------
ADVANCED SERIES TRUST
 CONTINUED
 AST MFS Large-Cap Value
  Portfolio                 0.83%     0.05%      0.10%        0.00%       0.00%       0.00%     0.98%       0.00%       0.98%
 AST Mid-Cap Value
  Portfolio                 0.93%     0.03%      0.10%        0.00%       0.00%       0.00%     1.06%       0.00%       1.06%
 AST Money Market
  Portfolio                 0.47%     0.01%      0.10%        0.00%       0.00%       0.00%     0.58%       0.00%       0.58%
 AST Neuberger Berman
  Core Bond Portfolio /7/   0.68%     0.02%      0.10%        0.00%       0.00%       0.00%     0.80%      -0.01%       0.79%
 AST Neuberger Berman
  Mid-Cap Growth
  Portfolio                 0.88%     0.03%      0.10%        0.00%       0.00%       0.00%     1.01%       0.00%       1.01%
 AST Neuberger Berman/
  LSV Mid-Cap Value
  Portfolio                 0.89%     0.04%      0.10%        0.00%       0.00%       0.00%     1.03%       0.00%       1.03%
 AST New Discovery Asset
  Allocation Portfolio      0.84%     0.11%      0.10%        0.00%       0.00%       0.00%     1.05%       0.00%       1.05%
 AST Parametric Emerging
  Markets Equity
  Portfolio                 1.07%     0.24%      0.10%        0.00%       0.00%       0.00%     1.41%       0.00%       1.41%
 AST PIMCO Limited
  Maturity Bond Portfolio   0.62%     0.03%      0.10%        0.00%       0.00%       0.00%     0.75%       0.00%       0.75%
 AST PIMCO Total Return
  Bond Portfolio            0.60%     0.02%      0.10%        0.00%       0.00%       0.00%     0.72%       0.00%       0.72%
 AST Preservation Asset
  Allocation Portfolio      0.15%     0.01%       None        0.00%       0.00%       0.78%     0.94%       0.00%       0.94%
 AST Prudential Core
  Bond Portfolio /7/        0.67%     0.02%      0.10%        0.00%       0.00%       0.00%     0.79%      -0.03%       0.76%
 AST Prudential Growth
  Allocation Portfolio
  /8/                       0.81%     0.02%      0.10%        0.00%       0.00%       0.00%     0.93%      -0.02%       0.91%
 AST QMA Emerging
  Markets Equity
  Portfolio                 1.09%     0.21%      0.10%        0.00%       0.00%       0.00%     1.40%       0.00%       1.40%
 AST QMA Large-Cap
  Portfolio                 0.72%     0.01%      0.10%        0.00%       0.00%       0.00%     0.83%       0.00%       0.83%
 AST QMA US Equity Alpha
  Portfolio                 0.99%     0.05%      0.10%        0.38%       0.25%       0.00%     1.77%       0.00%       1.77%
 AST Quantitative
  Modeling Portfolio        0.25%     0.07%       None        0.00%       0.00%       0.89%     1.21%       0.00%       1.21%
 AST RCM World Trends
  Portfolio /9/             0.92%     0.04%      0.10%        0.00%       0.00%       0.00%     1.06%      -0.07%       0.99%
 AST Schroders Global
  Tactical Portfolio        0.92%     0.03%      0.10%        0.00%       0.00%       0.13%     1.18%       0.00%       1.18%
 AST Schroders
  Multi-Asset World
  Strategies Portfolio      1.06%     0.04%      0.10%        0.00%       0.00%       0.12%     1.32%       0.00%       1.32%
 AST Small-Cap Growth
  Portfolio                 0.88%     0.03%      0.10%        0.00%       0.00%       0.00%     1.01%       0.00%       1.01%
 AST Small-Cap Value
  Portfolio                 0.88%     0.04%      0.10%        0.00%       0.00%       0.04%     1.06%       0.00%       1.06%
 AST T. Rowe Price Asset
  Allocation Portfolio      0.81%     0.02%      0.10%        0.00%       0.00%       0.00%     0.93%       0.00%       0.93%

--------------------------------------------------------------------------------------------------------------------------------
                                                UNDERLYING MUTUAL FUND PORTFOLIO
                                                        ANNUAL EXPENSES

                                                (as a percentage of the average
                                                 net assets of the underlying
                                                          Portfolios)
--------------------------------------------------------------------------------------------------------------------------------
                                                           For the year ended December 31, 2012
                          ------------------------------------------------------------------------------------------------------
  UNDERLYING PORTFOLIO                        Distribution                                      Total
                                                 and/or                Broker Fees  Acquired   Annual    Contractual  Net Annual
                                                Service     Dividend   and Expenses Portfolio Portfolio  Fee Waiver   Portfolio
                          Management  Other       Fees     Expense on    on Short    Fees &   Operating  or Expense   Operating
                             Fees    Expenses (12b-1 fees) Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
--------------------------------------------------------------------------------------------------------------------------------
ADVANCED SERIES TRUST
 CONTINUED
 AST T. Rowe Price
  Equity Income Portfolio   0.72%     0.02%      0.10%        0.00%       0.00%       0.00%     0.84%       0.00%       0.84%
 AST T. Rowe Price
  Large- Cap Growth
  Portfolio                 0.84%     0.02%      0.10%        0.00%       0.00%       0.00%     0.96%       0.00%       0.96%
 AST T. Rowe Price
  Natural Resources
  Portfolio                 0.88%     0.04%      0.10%        0.00%       0.00%       0.00%     1.02%       0.00%       1.02%
 AST Templeton Global
  Bond Portfolio            0.79%     0.09%      0.10%        0.00%       0.00%       0.00%     0.98%       0.00%       0.98%
 AST Wellington
  Management Hedged
  Equity Portfolio          0.98%     0.04%      0.10%        0.00%       0.00%       0.03%     1.15%       0.00%       1.15%
 AST Western Asset Core
  Plus Bond Portfolio       0.67%     0.02%      0.10%        0.00%       0.00%       0.00%     0.79%       0.00%       0.79%
 AST Western Asset
  Emerging Markets Debt
  Portfolio /10/            0.84%     0.06%      0.10%        0.00%       0.00%       0.00%     1.00%      -0.05%       0.95%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
PROFUND VP /11/
 Consumer Goods             0.75%     0.87%      0.25%        0.00%       0.00%       0.00%     1.87%       0.19%       1.68%
 Consumer Services          0.75%     0.91%      0.25%        0.00%       0.00%       0.00%     1.91%       0.23%       1.68%
 Financials                 0.75%     0.91%      0.25%        0.00%       0.00%       0.00%     1.91%       0.23%       1.68%
 Health Care                0.75%     0.81%      0.25%        0.00%       0.00%       0.00%     1.81%       0.13%       1.68%
 Industrials                0.75%     0.94%      0.25%        0.00%       0.00%       0.00%     1.94%       0.26%       1.68%
 Large-Cap Growth           0.75%     0.86%      0.25%        0.00%       0.00%       0.00%     1.86%       0.18%       1.68%
 Large-Cap Value            0.75%     0.93%      0.25%        0.00%       0.00%       0.00%     1.93%       0.25%       1.68%
 Mid-Cap Growth             0.75%     0.87%      0.25%        0.00%       0.00%       0.00%     1.87%       0.19%       1.68%
 Mid-Cap Value              0.75%     0.91%      0.25%        0.00%       0.00%       0.02%     1.93%       0.23%       1.70%
 Real Estate                0.75%     0.84%      0.25%        0.00%       0.00%       0.00%     1.84%       0.16%       1.68%
 Small-Cap Growth /12/      0.75%     0.89%      0.25%        0.00%       0.00%       0.00%     1.89%       0.21%       1.68%
 Small-Cap Value            0.75%     0.99%      0.25%        0.00%       0.00%       0.06%     2.05%       0.31%       1.74%
 Telecommunications         0.75%     0.85%      0.25%        0.00%       0.00%       0.00%     1.85%       0.17%       1.68%
 Utilities                  0.75%     0.86%      0.25%        0.00%       0.00%       0.00%     1.86%       0.18%       1.68%



 1 Prudential Investments LLC and AST Investment Services, Inc. (the Investment Managers) have contractually agreed to waive a portion of their investment management fee equal to the Acquired Portfolio Fees and Expenses due to investments in iShares ETFs. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fee and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees and other expenses (including Distribution Fees, Acquired Portfolio Fees and Expenses, and Other Expenses excluding taxes, interest and brokerage commissions) do not exceed 1.02% of the Portfolio's average daily net assets through June 30, 2014. These arrangements may not be terminated or modified prior to June 30, 2014, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangements after June 30, 2014 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 2 The Portfolio's distributor, Prudential Annuities Distributors, Inc. (PAD) has contractually agreed to reduce its distribution and service fees so that the effective distribution and service fee rate paid by the Portfolio is reduced based on the average daily net assets of the Portfolio: average daily net Portfolio assets up to and including $300 million: fee rate is 0.10% (no waiver); average daily net Portfolio assets over $300 million up to and including $500 million: fee rate is 0.08%; average daily net Portfolio assets over $500 million up to and including $750 million: fee rate is 0.07%; average daily net Portfolio assets over $750 million: fee rate is 0.06%. The contractual waiver does not include an expiration or termination date as it is contractually guaranteed by PAD on a permanent basis, and the Prudential Investments LLC, AST Investment Services, Inc. and PAD cannot terminate or otherwise modify the waiver.
 3 The Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.99% of the Portfolio's average daily net assets through June 30, 2015. This arrangement may not be terminated or modified prior to June 30, 2015, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after June 30, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 4  Pyramis is a registered service mark of FMR LLC. Used under license.

 5 The Investment Managers have contractually agreed to waive 0.10% of their investment management fees through June 30, 2016. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2016, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue the arrangement after June 30, 2016 will be subject to review by the Investment Managers and the Board of Trustees of the Fund.
 6 The Investment Managers have contractually agreed to waive a portion of their investment management fees as follows: 0.10% on the first $500 million of average daily net assets; 0.125% of the Portfolio's average daily net assets between $500 million and $1 billion, and 0.15% of the Portfolio's average daily net assets in excess of $1 billion through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Board of Trustees of the Fund.
 7 The Investment Managers have contractually agreed to waive a portion of their investment management fees as follows: 0.025% of the Portfolio's average daily net assets between $500 million and $1 billion, and 0.05% of the Portfolio's average daily net assets in excess of $1 billion through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Board of Trustees of the Fund.
 8 The Investment Managers have contractually agreed to waive 0.02% of their investment management fees through June 30, 2014. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2014, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue the arrangement after June 30, 2014 will be subject to review by the Investment Managers and the Board of Trustees of the Fund.
 9 The Investment Managers have contractually agreed to waive 0.07% of their investment management fees through June 30, 2014. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2014, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue the arrangement after June 30, 2014 will be subject to review by the Investment Managers and the Board of Trustees of the Fund.
 10 The Investment Managers have contractually agreed to waive 0.05% of their investment management fees through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 11 ProFund Advisors LLC ("ProFund Advisors" or the "Advisor") has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Portfolio Operating Expenses (excluding "Acquired Portfolio Fees and Expenses"), as a percentage of average daily net assets, exceed 1.68% through April 30, 2014. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Portfolio's expenses to exceed any expense limitation in place at that time.
 12 "Acquired Portfolio Fees and Expenses" for the fiscal year end December 31,
    2012 were less than 0.01% and are included in "Other Expenses".

                               EXPENSE EXAMPLES

 These examples are intended to help you compare the cost of investing in one Pruco Life Annuity with the cost of investing in other Pruco Life Annuities and/or other variable annuities. Below are examples for each Annuity showing what you would pay in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and your investment has a 5% return each year. The examples reflect the following fees and charges for each Annuity as described in "Summary of Contract Fees and Charges":
   .   Insurance Charge
   .   Contingent Deferred Sales Charge (when and if applicable)
   .   Annual Maintenance Fee
   .   The maximum combination of optional benefit charges

 The examples also assume the following for the period shown:

   . You allocate all of your Account Value to the Sub-account with the maximum gross total operating expenses for 2012, and those expenses remain the same each year*

   . For each charge, we deduct the maximum charge rather than the current charge

   .   You make no withdrawals of your Account Value

   .   You make no transfers, or other transactions for which we charge a fee
   .   No tax charge applies
   . You elect the Highest Daily Lifetime 6 Plus and the Combination 5% roll-up and HAV Death Benefit (which are the maximum combination of optional benefit charges)
   . For the X Series example, no Purchase Payment Credit is granted under the Annuity
   .   For the X Series example, the Longevity Credit does not apply

 Amounts shown in the examples are rounded to the nearest dollar.

 * Note: Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm.

 THE EXAMPLES ARE ILLUSTRATIVE ONLY - THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING MUTUAL FUNDS OR THEIR PORTFOLIOS - ACTUAL EXPENSES WILL BE LESS THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.

 EXPENSE EXAMPLES ARE PROVIDED AS FOLLOWS:

 If you surrender your annuity at the end of the applicable time period:


                                1 YR  3 YRS  5 YRS  10 YRS
                     -------------------------------------
                     B SERIES  $1,314 $2,357 $3,421 $6,377
                     -------------------------------------
                     L SERIES  $1,347 $2,551 $3,267 $6,616
                     -------------------------------------
                     X SERIES  $1,552 $2,764 $3,887 $6,649
                     -------------------------------------


 If you annuitize your annuity at the end of the applicable time period: /1/


                                1 YR 3 YRS  5 YRS  10 YRS
                      -----------------------------------
                      B SERIES  $614 $1,857 $3,121 $6,377
                      -----------------------------------
                      L SERIES  $647 $1,951 $3,267 $6,616
                      -----------------------------------
                      X SERIES  $652 $1,964 $3,287 $6,649
                      -----------------------------------


 If you do not surrender your annuity:


                                1 YR 3 YRS  5 YRS  10 YRS
                      -----------------------------------
                      B SERIES  $614 $1,857 $3,121 $6,377
                      -----------------------------------
                      L SERIES  $647 $1,951 $3,267 $6,616
                      -----------------------------------
                      X SERIES  $652 $1,964 $3,287 $6,649
                      -----------------------------------


 1  You may not annuitize in the first Three (3) Annuity Years.

 A table of accumulation values appears in Appendix A to this Prospectus.

                                    SUMMARY

           Prudential Premier Variable Annuity B Series ("B Series") Prudential Premier Variable Annuity L Series ("L Series") Prudential Premier Variable Annuity X Series ("X Series")

 This Summary describes key features of the variable annuities described in this Prospectus. It is intended to help give you an overview, and to point you to sections of the prospectus that provide greater detail. This Summary is intended to supplement the prospectus, so you should not rely on the Summary alone for all the information you need to know before purchase. You should read the entire Prospectus for a complete description of the variable annuities. Your financial professional can also help you if you have questions.


 WHAT IS A VARIABLE ANNUITY? A variable annuity is a contract between you and an insurance company. It is designed to help you save money for retirement, and provide income during your retirement. With the help of your financial advisor, you choose how to invest your money within your annuity (subject to certain restrictions; see "Investment Options"). Any allocation that is recommended to you by your financial professional may be different than automatic asset transfers that may be made under the Annuity, such as a pre-determined mathematical formula used with an optional living benefit. The value of your annuity will rise or fall depending on whether the investment options you choose perform well or perform poorly. Investing in a variable annuity involves risk and you can lose your money. By the same token, investing in a variable annuity can provide you with the opportunity to grow your money through participation in mutual fund-type investments. Your financial professional will help you choose the investment options that are suitable for you based on your tolerance for risk and your needs.


 Variable annuities also offer a variety of optional guarantees to receive an income for life, or death benefits for your beneficiaries, or minimum account value guarantees. These benefits provide a degree of insurance in the event your annuity performs poorly. These optional benefits are available for an extra cost, and are subject to limitations and conditions more fully described later in this Prospectus. The guarantees are based on the long-term financial strength of the insurance company.

 WHAT DOES IT MEANT THAT MY VARIABLE ANNUITY IS "TAX-DEFERRED"? Because variable annuities are issued by an insurance company, you pay no taxes on any earnings from your annuity until you withdraw the money. You may also transfer among your investment options without paying a tax at the time of the transfer. Until you withdraw the money, tax deferral allows you to keep money invested that would otherwise go to pay taxes. When you take your money out of the variable annuity, however, you will be taxed on the earnings at ordinary income tax rates rather than lower capital gains rates. If you withdraw earnings before you reach age 59 1/2, you also may be subject to a 10% federal tax penalty.

 You could also purchase one of our variable annuities as a tax-qualified retirement investment such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or 403(b) plan. Although there is no additional tax advantage to a variable annuity held through one of these plans, you may desire the variable annuities' other features such as guaranteed lifetime income payments or death benefits for use within these plans.

 WHAT VARIABLE ANNUITIES ARE OFFERED IN THIS PROSPECTUS? This Prospectus describes the variable annuities listed below. The annuities differ primarily in the fees deducted, the investment options offered, and whether the annuity provides credits in certain circumstances. The annuities described in this Prospectus are:
..   Prudential Premier Variable Annuity B Series ("B Series")
..   Prudential Premier Variable Annuity L Series ("L Series")
..   Prudential Premier Variable Annuity X Series ("X Series")



 HOW DO I PURCHASE ONE OF THE VARIABLE ANNUITIES? These Annuities are no longer available for new purchases. Our eligibility criteria for purchasing the Annuities are as follows:

                  PRODUCT   MAXIMUM AGE FOR  MINIMUM INITIAL
                            INITIAL PURCHASE PURCHASE PAYMENT
                  -------------------------------------------
                  B SERIES         85             $1,000
                  -------------------------------------------
                  X SERIES         75            $10,000
                  -------------------------------------------
                  L SERIES         85            $10,000
                  -------------------------------------------

 The "Maximum Age for Initial Purchase" applies to the oldest owner as of the day we would issue the annuity. If the annuity is to be owned by an entity, the maximum age applies to the annuitant as of the day we would issue the annuity. For annuities purchased as a Beneficiary Annuity, the maximum issue age is 70 and applies to the Key Life. The availability and level of protection of certain optional benefits may also vary based on the age of the owner or annuitant on the issue date of the annuity, the date the benefit is elected, or the date of the owner's death. Please see the section entitled "Living Benefits Programs" and "Death Benefit" for additional information on these benefits.

 You may make additional payments of at least $100 into your Annuity at any time, subject to maximums allowed by us and as provided by law.

 After you purchase your Annuity you will have usually ten days to examine it and cancel it if you change your mind for any reason. The period of time and the amount returned to you is dictated by State law, and is stated on the front cover of your contract. You must cancel your Annuity in writing (referred to as the "free look period").

 See "What Are the Requirements for Purchasing One of the Annuities" for more detail.

 WHERE SHOULD I INVEST MY MONEY? With the help of your financial professional, you choose where to invest your money within the Annuity. You may choose from a variety of investment options ranging from conservative to aggressive. Certain optional benefits may limit your ability to invest in the investment options otherwise available to you under the annuity. These investment options participate in mutual fund investments that are kept in a separate account from our other general assets. Although you may recognize some of the names of the money managers, these investment options are designed for variable annuities and are not the same mutual funds available to the general public. You can decide on a mix of investment options that suit your goals. Or, you can choose one of our investment options that participates in several mutual funds according to a specified goal such as balanced asset allocation, or capital growth asset allocation. If you select certain optional benefits, we may limit the investment that you may elect. Each of the underlying mutual funds is described by its own prospectus, which you should read before inveting. There is no assurance that any investment option will meet its investment objective.

 You may also allocate money to a fixed rate account that earns interest guaranteed by our general assets. We also offer programs to help discipline your investing, such as dollar cost averaging or automatic rebalancing.

 See "Investment Options," and "Managing Your Account Value."

 HOW CAN I RECEIVE INCOME FROM MY ANNUITY? You can receive income by taking withdrawals or electing annuity payments. If you take withdrawals, you should plan them carefully, because withdrawals may be subject to tax, and may be subject to a contingent deferred sales charge (discussed below). You may withdraw up to 10% of your investment each year without being subject to a contingent deferred sales charge.

 You may elect to receive income through annuity payments over your lifetime, also called "annuitization". This option may appeal to those who worry about outliving their Account Value through withdrawals. If you elect to receive Annuity payments, you convert your Account Value into a stream of future payments. This means in most cases you no longer have an account value and therefore cannot make withdrawals. We offer different types of annuity options to meet your needs, and you can choose the benefits and costs that make sense for you. For example, some of our annuity options allow for withdrawals, and some provide a death benefit, while others guarantee payments for life without a death benefit or the ability to make withdrawals.

 See "Access to Account Value."

 OPTIONS FOR GUARANTEED LIFETIME WITHDRAWALS. We offer optional benefits for an additional fee that guarantee your ability to take withdrawals for life as a percentage of an initial guaranteed benefit base, even after your Account Value falls to zero. The Account Value has no guarantees, may fluctuate, and can lose value. These benefits may appeal to you if you wish to maintain flexibility and control over your Account Value (instead of converting it to an annuity stream) and want the assurance of predictable income. If you withdraw more than the allowable amount during any year, your future level of guaranteed withdrawals decreases.

 As part of these benefits you are required to invest only in certain permitted investment options. Some of the benefits utilize a predetermined transfer formula to help us manage your guarantee through all market cycles. Please see the applicable optional benefits section as well as the Appendices to this prospectus for more information on each formula.

 In the Living Benefits section, we describe these guaranteed minimum withdrawal benefits, which allow you to withdraw a specified amount each year for life (or joint lives, for the spousal version of the benefit). Please be aware that if you withdraw more than that amount in a given year (i.e., excess income), that may permanently reduce the guaranteed amount you can withdraw in future years. Thus, you should think carefully before taking such excess income.

 These benefits contain detailed provisions, so please see the following sections of the Prospectus for complete details:
..   Highest Daily Lifetime 6 Plus
..   Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator
..   Spousal Highest Daily Lifetime 6 Plus

..   Highest Daily Lifetime 7 Plus
..   Spousal Highest Daily Lifetime 7 Plus

..   Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator
..   Highest Daily Lifetime 7 Plus with Beneficiary Income Option
..   Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option
..   Highest Daily Lifetime Seven
..   Spousal Highest Daily Lifetime Seven
..   Highest Daily Lifetime Seven with Lifetime Income Accelerator
..   Highest Daily Lifetime Seven with Beneficiary Income Option
..   Spousal Highest Daily Lifetime Seven with Beneficiary Income Option

 THE GUARANTEED LIFETIME WITHDRAWAL BENEFIT OPTIONS ARE NO LONGER OFFERED FOR NEW ELECTIONS.


 OPTIONS FOR GUARANTEED ACCUMULATION. We offer optional benefits for an additional fee that guarantee your Account Value to a certain level after a period of years. As part of these benefits you are required to invest only in certain permitted investment options. Please see applicable optional benefit section as well as the Appendices to this prospectus for more information on the formula.

 These benefits contains detailed provisions, so please see the following section of the Prospectus for complete details:
..   Highest Daily Guaranteed Return Option II
..   Highest Daily Guaranteed Return Option*

 *  No longer available for new elections.

 WHAT HAPPENS TO MY ANNUITY UPON DEATH? You may name a beneficiary to receive the proceeds of your Annuity upon your death. Your Annuity must be distributed within the time periods required by the tax laws. Each of our annuities offers a basic death benefit. The basic death benefit provides your beneficiaries with the greater of your purchase payments less all proportional withdrawals or your value in the Annuity at the time of death.

 We also have an optional death benefit for an additional charge:
..   COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT: Offers
    the greatest of the basic death benefit, the highest anniversary value death benefit described above, and a value assuming 5% growth of your investment adjusted for withdrawals.

 Each death benefit has certain age restrictions. For the X Series, there is an adjustment for any Purchase Credits received within 12 months prior to death. Please see the "Death Benefit" section of the Prospectus for more information.

 There are other optional living and death benefits that we previously offered, but are not currently available. See the applicable section of this Prospectus for details.

 HOW DO I RECEIVE CREDITS?
 With X Series, we apply a credit to your Annuity each time you make a purchase payment. Because of the credits, the expenses of the X Series may be higher than other Annuities that do not offer credits. The amount of the credit depends on your age at the time the purchase payment is made.

OLDEST OWNER'S AGE ON THE DATE THAT THE PURCHASE          PURCHASE CREDIT ON PURCHASE
       PAYMENT IS APPLIED TO THE ANNUITY          PAYMENTS AS THEY ARE APPLIED TO THE ANNUITY
---------------------------------------------------------------------------------------------
                    0 - 80                                           6.00%*
                    81 - 85                                          3.00%
---------------------------------------------------------------------------------------------

 * For X Series annuities issued prior to a specified date, the credit applicable to ages 0 - 80 is 5%

 With X Series, we also apply a "longevity credit" at the end of your tenth anniversary and every anniversary thereafter. The credit is equal to 0.40% of purchase payments invested with us for more than nine years (less adjustments for any withdrawals). The credit will not apply if your annuity value is zero or less, if you have cumulatively withdrawn more than the amount of eligible purchase payments, or if you annuitize.

 Please see the section entitled "Managing Your Account Value" for more information.

 WHAT ARE THE ANNUITY'S FEES AND CHARGES?
 CONTINGENT DEFERRED SALES CHARGE: If you withdraw all or part of your annuity before the end of a period of years, we may deduct a contingent deferred sales charge, or "CDSC". The CDSC is calculated as a percentage of your purchase payment being withdrawn, and the applicable CDSC percentage (as indicated in the table below) depends on the number of years that have elapsed since the Purchase Payment being withdrawn was made. The CDSC is different depending on which annuity you purchase:

    -----------------------------------------------------------------------
              YR. 1 YR. 2 YR. 3 YR. 4 YR. 5 YR. 6 YR. 7 YR. 8 YR. 9 YR. 10+
    -----------------------------------------------------------------------
    B SERIES  7.0%  6.0%  5.0%  4.0%  3.0%  2.0%  1.0%  0.0%    --     --
    -----------------------------------------------------------------------
    L SERIES  7.0%  7.0%  6.0%  5.0%  0.0%    --    --    --    --     --
    -----------------------------------------------------------------------
    X SERIES  9.0%  8.5%  8.0%  7.0%  6.0%  5.0%  4.0%  3.0%  2.0%   0.0%
    -----------------------------------------------------------------------

 Each year you may withdraw up to 10% of your purchase payments without the imposition of a CDSC. This free withdrawal feature does not apply when fully surrendering your annuity. We may also waive the CDSC under certain circumstances, such as for medically-related circumstances or taking required minimum distributions under a qualified contract.


 TRANSFER FEE: You may make 20 transfers between investment options each year free of charge. After the 20th transfer, we will charge $10.00 for each transfer. We do not consider transfers made as part of any Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the 20 free transfers. All transfers made on the same day will be treated as one
 (1) transfer. Any transfers made as a result of the mathematical formula used with an optional benefit will not count towards the total transfers allowed.


 ANNUAL MAINTENANCE FEE: Until you start annuity payments, we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is the lesser of $35.00 or 2% of your Account Value. The Annual Maintenance Fee is only deducted if your Account Value is less than $100,000.

 TAX CHARGE: We may deduct a charge to reimburse us for taxes we may pay on premiums received in certain jurisdictions. The tax charge currently ranges up to 3 1/2% of your purchase payments and is designed to approximate the taxes that we are required to pay.

 INSURANCE CHARGE: We deduct an Insurance Charge. It is an annual charge assessed on a daily basis. It is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The charge is assessed against the daily assets allocated to the Sub-accounts and depends on which Annuity you hold:

             -----------------------------------------------------
                   FEE/CHARGE        B SERIES  L SERIES  X SERIES
             -----------------------------------------------------
             MORTALITY & EXPENSE      1.00%     1.35%     1.40%
             RISK CHARGE
             -----------------------------------------------------
             ADMINISTRATION CHARGE    0.15%     0.15%     0.15%
             -----------------------------------------------------
             TOTAL INSURANCE CHARGE   1.15%     1.50%     1.55%
             -----------------------------------------------------

 CHARGES FOR OPTIONAL BENEFITS: If you elect to purchase certain optional benefits, we will deduct an additional charge. For some optional benefits, the charge is deducted from your Account Value allocated to the Sub-accounts. This charge is included in the daily calculation of the Unit Price for each Sub-account. For certain other optional benefits, such as Highest Daily Lifetime Seven, the charge is assessed against the Protected Withdrawal Value and taken out of the Sub-accounts periodically. Please refer to the section entitled "Summary of Contract Fees and Charges" for the list of charges for each optional benefit.

 SETTLEMENT SERVICE CHARGE: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a Settlement Service Charge, although the Insurance Charge no longer applies. The charge is assessed daily against the average assets allocated to the Sub-accounts and is equal to an annual charge of 1.00%.

 FEES AND EXPENSES INCURRED BY THE PORTFOLIOS: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios. Please see the "Fees and Charges" section of the Prospectus for more information.

 COSTS TO SELL AND ADMINISTER OUR VARIABLE ANNUITY: Your financial professional may receive a commission for selling one of our variable annuities to you. We may pay fees to your financial professional's broker dealer firm to cover costs of marketing or administration. These commissions and fees may incent your financial professional to sell our variable annuity instead of one offered by another company. We also receive fees from the mutual fund companies that offer the investment options for administrative costs and marketing. These fees may influence our decision to offer one family of funds over another. If you have any questions you may speak with your financial professional or us. See "General Information".

 OTHER INFORMATION: Please see the section entitled "General Information" for more information about our annuities, including legal information about our company, separate account, and underlying funds.

                              INVESTMENT OPTIONS

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?
 Each variable investment option is a Sub-account of the Pruco Life Flexible Premium Variable Annuity Account (see "What is the Separate Account" for more detailed information). Each Sub-account invests exclusively in one Portfolio. You should carefully read the prospectus for any Portfolio in which you are interested. The Investment Objectives/Policies Chart below classifies each of the Portfolios based on our assessment of their investment style (as of the date of this Prospectus). The chart also provides a description of each Portfolio's investment objective (in italics) and a short, summary description of their key policies to assist you in determining which Portfolios may be of interest to you. There is no guarantee that any underlying Portfolio will meet its investment objective. Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm. Thus, if you selected particular optional benefits, you would be precluded from investing in certain portfolios and therefore would not receive investment appreciation (or depreciation) affecting those Portfolios. The Portfolios that you select are your choice - we do not provide investment advice, and we do not recommend or endorse any particular Portfolio. You bear the investment risk for amounts allocated to the Portfolios. Please see the General Information section of this Prospectus, under the heading concerning "Service Fees" for a discussion of fees that we may receive from underlying mutual funds and/or their affiliates.

 The name of the advisor/sub-advisor for each Portfolio appears next to the description. Those Portfolios whose name include the prefix "AST" are Portfolios of Advanced Series Trust. The Portfolios of Advanced Series Trust are co-managed by AST Investment Services, Inc. and Prudential Investments LLC, both of which are affiliated companies of Pruco Life. However, a sub-advisor, as noted below, is engaged to conduct day-to-day management.

 The Portfolios are not publicly traded mutual funds. They are only available as investment options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuities are managed by the same portfolio advisor or sub-advisor as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. Certain retail mutual funds may also have been modeled after a Portfolio. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the underlying mutual funds. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888.

 Beginning MAY 1, 2008, we will allow Owners of an L Series Annuity to invest in certain ProFund VP Portfolios. However, we will not allow Owners of a B Series or an X Series Annuity to invest in any ProFund VP Portfolios. Nor will we allow beneficiaries who acquire any of the Annuities on or after May 1, 2008 under the Beneficiary Continuation Option to invest in any ProFund
 VP Portfolios.


 Effective APRIL 29, 2013, the AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO is no longer offered as a Sub-account under the Annuities, except as follows: if at any time prior to April 29, 2013 you had any portion of your Account Value allocated to the AST Franklin Templeton Founding Funds Allocation Sub-account, you may continue to allocate Account Value and make transfers into and/or out of the AST Franklin Templeton Founding Funds Allocation Sub-account, including any electronic funds transfer, dollar cost averaging, asset allocation and rebalancing programs. If you never had a portion of your Account Value allocated to the AST Franklin Templeton Founding Funds Allocation Sub-account prior to April 29, 2013, you cannot allocate Account Value to the AST Franklin Templeton Founding Funds Allocation Sub-account.


 STIPULATED INVESTMENT OPTIONS IF YOU ELECT CERTAIN OPTIONAL BENEFITS
 As a condition to your participating in certain optional benefits, we limit the investment options to which you may allocate your Account Value. Broadly speaking, we offer two groups of "Permitted Sub-accounts". Under the first group (Group I), your allowable investment options are more limited, but you are not subject to mandatory quarterly re-balancing. Under the second group (Group II), you may allocate your Account Value between a broader range of investment options, but must participate in quarterly re-balancing. The set of tables immediately below describes the first category of permitted investment options.

 While those who do not participate in any optional benefit generally may invest in any of the investment options described in the Prospectus, only those who participate in the optional benefits listed in Group II below may participate in the second category (along with its attendant re-balancing requirement). This second category is called our "Custom Portfolios Program" (we may have referred to the "Custom Portfolios Program" as the "Optional Allocation and Rebalancing Program" in other materials). If you participate in the Custom Portfolios Program, you may not participate in an Automatic Rebalancing Program. We may modify or terminate the Custom Portfolios Program at any time. ANY SUCH MODIFICATION OR TERMINATION WILL (I) BE IMPLEMENTED ONLY AFTER WE HAVE NOTIFIED YOU IN ADVANCE, (II) NOT AFFECT THE GUARANTEES YOU HAD ACCRUED UNDER THE OPTIONAL BENEFIT OR YOUR ABILITY TO CONTINUE TO PARTICIPATE IN THOSE OPTIONAL BENEFITS, AND (III) NOT REQUIRE YOU TO TRANSFER ACCOUNT VALUE OUT OF ANY PORTFOLIO IN WHICH YOU PARTICIPATED IMMEDIATELY PRIOR TO THE MODIFICATION OR TERMINATION.

 GROUP I: ALLOWABLE BENEFIT ALLOCATIONS



 OPTIONAL BENEFIT NAME*                                            ALLOWABLE BENEFIT ALLOCATIONS:
 Lifetime Five Income Benefit                                      AST Academic Strategies Asset Allocation Portfolio
 Spousal Lifetime Five Income Benefit                              AST Advanced Strategies Portfolio
 Highest Daily Lifetime Five Income Benefit                        AST Balanced Asset Allocation Portfolio
 Highest Daily Lifetime Seven Income Benefit                       AST BlackRock Global Strategies Portfolio
 Spousal Highest Daily Lifetime Seven Income Benefit               AST BlackRock iShares ETF Portfolio
 Highest Daily Value Death Benefit                                 AST Capital Growth Asset Allocation Portfolio
 Highest Daily Lifetime Seven with Beneficiary Income Option       AST Defensive Asset Allocation Portfolio
 Spousal Highest Daily Lifetime Seven with Beneficiary             AST FI Pyramis(R) Asset Allocation Portfolio
 Income Option                                                     AST First Trust Balanced Target Portfolio
 Highest Daily Lifetime Seven with Lifetime Income Accelerator     **AST Franklin Templeton Founding Funds Allocation Portfolio
 Highest Daily Lifetime 7 Plus Income Benefit                      AST Franklin Templeton Founding Funds Plus Portfolio
 Highest Daily Lifetime 7 Plus with Beneficiary Income Option      AST Goldman Sachs Multi-Asset Portfolio
 Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator    AST J.P. Morgan Global Thematic Portfolio
 Spousal Highest Daily Lifetime 7 Plus Income Benefit              AST J.P. Morgan Strategic Opportunities Portfolio
 Spousal Highest Daily Lifetime 7 Plus with Beneficiary            AST New Discovery Asset Allocation Portfolio
 Income Option                                                     AST Preservation Asset Allocation Portfolio
 Highest Daily Lifetime 6 Plus                                     AST Prudential Growth Allocation Portfolio
 Highest Daily Lifetime 6 Plus with Lifetime Income                AST RCM World Trends Portfolio
 Accelerator                                                       AST Schroders Global Tactical Portfolio
 Spousal Highest Daily Lifetime 6 Plus                             AST Schroders Multi-Asset World Strategies Portfolio
 Highest Daily GRO II                                              AST T. Rowe Price Asset Allocation Portfolio
                                                                   AST Wellington Management Hedged Equity Portfolio
---------------------------------------------------------------------------------------------------------------------------------

 OPTIONAL BENEFIT NAME*                                            ALL INVESTMENT OPTIONS PERMITTED.
 Combo 5% Rollup & HAV Death Benefit
 Guaranteed Minimum Income Benefit
 Highest Daily GRO


 * Detailed Information regarding these optional benefits can be found in the "Living Benefits" and "Death Benefit" sections of this Prospectus.

 ** No longer offered for new investment.


 The following set of tables describes the second category (i.e. Group II below), under which:


 (a)you must allocate at least 20% of your Account Value to certain fixed income portfolios (currently, the AST PIMCO Total Return Bond Portfolio, the AST Western Asset Core Plus Bond Portfolio, the AST Lord Abbett Core Fixed Income Portfolio, the AST Neuberger Berman Core Bond Portfolio, and/or the AST Prudential Core Bond Portfolio).

 (b)you may allocate up to 80% in equity and other portfolios listed in the table below.
 (c)on each benefit quarter (or the next Valuation Day, if the quarter-end is not a Valuation Day), we will automatically re-balance your Account Value, so that the percentages devoted to each Portfolio remain the same as those in effect on the immediately preceding quarter-end, subject to the predetermined mathematical formula inherent in any applicable optional benefit. Note that on the first quarter-end following your participation in the Custom Portfolios Program (we may have referred to the "Custom Portfolios Program" as the "Optional Allocation and Rebalancing Program" in other materials), we will re-balance your Account Value so that the percentages devoted to each Portfolio remain the same as those in effect when you began the Custom Portfolios Program.
 (d)between quarter-ends, you may re-allocate your Account Value among the investment options permitted within this category. If you reallocate, the next quarterly rebalancing will restore the percentages to those of your most recent reallocation.
 (e)if you are already participating in the Custom Portfolios Program (we may have referred to the "Custom Portfolios Program" as the "Optional Allocation and Rebalancing Program" in other materials) and add a new benefit that also participates in this program, your rebalancing date will continue to be based upon the quarterly anniversary of your initial benefit election.

 GROUP II: CUSTOM PORTFOLIOS PROGRAM (we may have referred to the "Custom Portfolios Program" as the "Optional Allocation and Rebalancing Program" in other materials)



 OPTIONAL BENEFIT NAME*                                         PERMITTED PORTFOLIOS
 Highest Daily Lifetime Seven                                   AST Academic Strategies Asset Allocation
 Spousal Highest Daily Lifetime Seven                           AST Advanced Strategies
 Highest Daily Lifetime Seven with Beneficiary Income Option    AST Balanced Asset Allocation
 Spousal Highest Daily Lifetime Seven with Beneficiary          AST BlackRock Global Strategies
 Income Option                                                  AST BlackRock Value
 Highest Daily Lifetime Seven with Lifetime Income              AST Capital Growth Asset Allocation
 Accelerator                                                    AST ClearBridge Dividend Growth


 OPTIONAL BENEFIT NAME*                                            PERMITTED PORTFOLIOS
 Highest Daily Lifetime 7 Plus                                     AST Cohen & Steers Realty
 Spousal Highest Daily Lifetime 7 Plus                             AST Federated Aggressive Growth
 Highest Daily Lifetime 7 Plus with Beneficiary                    AST FI Pyramis(R) Asset Allocation
 Income Option                                                     AST First Trust Balanced Target
 Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator    **AST Franklin Templeton Founding Funds Allocation
 Spousal Highest Daily Lifetime 7 Plus with Beneficiary            AST Global Real Estate Portfolio
 Income Option                                                     AST Goldman Sachs Concentrated Growth
 Highest Daily Lifetime 6 Plus                                     AST Goldman Sachs Large-Cap Value
 Highest Daily Lifetime 6 Plus with Lifetime Income                AST Goldman Sachs Mid-Cap Growth
 Accelerator                                                       AST Goldman Sachs Multi-Asset
 Spousal Highest Daily Lifetime 6 Plus                             AST Goldman Sachs Small-Cap Value
 Highest Daily GRO II                                              AST High Yield
                                                                   AST International Growth
                                                                   AST International Value
                                                                   AST J.P. Morgan Global Thematic
                                                                   AST J.P. Morgan International Equity
                                                                   AST J.P. Morgan Strategic Opportunities
                                                                   AST Jennison Large-Cap Growth
                                                                   AST Jennison Large-Cap Value
                                                                   AST Large-Cap Value
                                                                   AST Lord Abbett Core Fixed Income
                                                                   AST Marsico Capital Growth
                                                                   AST MFS Global Equity
                                                                   AST MFS Growth
                                                                   AST MFS Large-Cap Value
                                                                   AST Mid-Cap Value
                                                                   AST Money Market
                                                                   AST Neuberger Berman Core Bond
                                                                   AST Neuberger Berman Mid-Cap Growth
                                                                   AST Neuberger Berman/LSV Mid-Cap Value
                                                                   AST New Discovery Asset Allocation
                                                                   AST Parametric Emerging Markets Equity
                                                                   AST PIMCO Limited Maturity Bond
                                                                   AST PIMCO Total Return Bond
                                                                   AST Preservation Asset Allocation
                                                                   AST Prudential Core Bond
                                                                   AST Prudential Growth Allocation
                                                                   AST QMA US Equity Alpha
                                                                   AST RCM World Trends
                                                                   AST Schroders Global Tactical
                                                                   AST Schroders Multi-Asset World Strategies
                                                                   AST Small-Cap Growth
                                                                   AST Small-Cap Value
                                                                   AST T. Rowe Price Asset Allocation
                                                                   AST T. Rowe Price Equity Income
                                                                   AST T. Rowe Price Large-Cap Growth
                                                                   AST T. Rowe Price Natural Resources
                                                                   AST Templeton Global Bond
                                                                   AST Wellington Management Hedged Equity
                                                                   AST Western Asset Core Plus Bond



 ** No longer offered for new investment.

                            THE FOLLOWING ADDITIONAL PORTFOLIOS ARE AVAILABLE WITH THE L SERIES ONLY:

                                                           PROFUND VP
                                                           Consumer Goods
                                                           Consumer Services
                                                           Financials
                                                           Health Care
                                                           Industrials
                                                           Large-Cap Growth
                                                           Large-Cap Value
                                                           Mid-Cap Growth
                                                           Mid-Cap Value
                                                           Real Estate
                                                           Small-Cap Growth
                                                           Small-Cap Value
                                                           Telecommunications
                                                           Utilities


 * Detailed Information regarding these optional benefits can be found in the "Living Benefits" and "Death Benefit" sections of this Prospectus.


 Certain optional living benefits (e.g., Highest Daily Lifetime 7 Plus) employ a predetermined mathematical formula, under which money is transferred between your chosen variable sub-accounts and a bond portfolio (e.g., the AST Investment Grade Bond Sub-account).

 WHETHER OR NOT YOU ELECT A BENEFIT SUBJECT TO THE PREDETERMINED MATHEMATICAL FORMULA, YOU SHOULD BE AWARE THAT THE OPERATION OF THE FORMULA MAY RESULT IN LARGE-SCALE ASSET FLOWS INTO AND OUT OF THE SUB-ACCOUNTS. THESE ASSET FLOWS COULD ADVERSELY IMPACT THE PORTFOLIOS, INCLUDING THEIR RISK PROFILE, EXPENSES AND PERFORMANCE. These asset flows impact not only the Permitted Sub-accounts used with the benefits but also the other Sub-accounts, because the portfolios may be used as investments in certain Permitted Sub-accounts that are structured as funds-of-funds. Because transfers between the Sub-accounts and the AST Investment Grade Bond Sub-account can be frequent and the amount transferred can vary from day to day, any of the portfolios could experience the following effects, among others:

    (a)a portfolio's investment performance could be adversely affected by requiring a subadvisor to purchase and sell securities at inopportune times or by otherwise limiting the subadviser's ability to fully implement the portfolio's investment strategy;
    (b)the subadvisor may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held;
    (c)a portfolio may experience higher turnover than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the portfolio compared to other similar funds.

 The asset flows caused by the formula may affect Owners in differing ways. In particular, because the formula is calculated on an individual basis for each contract, on any particular day, some Owners' Account Value may be transferred to a bond portfolio (such as the AST Investment Grade Bond Sub-account) and others Owners' Account Value may not be transferred. To the extent that there is a large transfer of Account Value on a given trading day to the AST Investment Grade Bond Sub-account, and your Account Value is not so transferred, it is possible that the investment performance of the Sub-accounts in which your Account Value remains invested will be negatively affected.

 The efficient operation of the asset flows caused by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one portfolio to another portfolio, which in turn could adversely impact performance.


 Please consult the prospectus for the applicable portfolio for additional information about these effects.

    STYLE/       INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
     TYPE                                                  ADVISOR/
                                                        SUBADVISOR(S)
   -------------------------------------------------------------------------
                           AST FUNDS
   -------------------------------------------------------------------------
    ASSET     AST ACADEMIC STRATEGIES ASSET              AlphaSimplex
    ALLOCA-   ALLOCATION PORTFOLIO: seeks              Group, LLC; AQR
     TION     long-term capital appreciation. The    Capital Management,
              Portfolio is a multi-asset class           LLC and CNH
              fund that pursues both top-down           Partners, LLC;
              asset allocation strategies and           CoreCommodity
              bottom-up selection of securities,       Management, LLC;
              investment managers, and mutual        First Quadrant, L.P.;
              funds. Under normal circumstances,     Jennison Associates
              approximately 60% of the assets will           LLC;
              be allocated to traditional asset          J.P. Morgan
              classes (including US and                   Investment
              international equities and bonds,       Management, Inc.;
              including non-investment grade          Pacific Investment
              bonds, commonly known as "junk              Management
              bonds") and approximately 40% of the       Company LLC
              assets will be allocated to            (PIMCO); Prudential
              non-traditional asset classes and        Investments LLC;
              strategies (including real estate,         Quantitative
              commodities, and alternative                Management
              strategies). Those percentages are       Associates LLC;
              subject to change at the discretion       Western Asset
              of the advisor and Quantitative             Management
              Management Associates LLC.               Company/Western
                                                       Asset Management
                                                       Company Limited
   -------------------------------------------------------------------------
    ASSET     AST ADVANCED STRATEGIES PORTFOLIO:          LSV Asset
    ALLOCA-   seeks a high level of absolute             Management;
     TION     return by using traditional and          Marsico Capital
              non-traditional investment               Management, LLC;
              strategies and by investing in          Pacific Investment
              domestic and foreign equity and             Management
              fixed income securities, derivative        Company LLC
              instruments and other investment             (PIMCO);
              companies. The Portfolio uses              Quantitative
              traditional and non-traditional             Management
              investment strategies by investing       Associates LLC;
              in domestic and foreign equity and        T. Rowe Price
              fixed income securities, derivative     Associates, Inc.;
              instruments and other investment         William Blair &
              companies. The asset allocation            Company, LLC
              generally provides for an allotment
              of 60% of the Portfolio's assets to
              a combination of domestic and
              international equity strategies and
              the remaining 40% of assets to a
              combination of U.S. fixed income,
              hedged international bond, and real
              return investment strategies.
              Quantitative Management Associates
              LLC allocates the assets of the
              Portfolio across different
              investment categories and
              subadvisors.
   -------------------------------------------------------------------------
    INTER-    AST AQR EMERGING MARKETS EQUITY            AQR Capital
   NATIONAL   PORTFOLIO: seeks long-term capital       Management, LLC
    EQUITY    appreciation. The Portfolio seeks to
              achieve its investment objective by
              both overweighting and
              underweighting securities,
              industries, countries, and
              currencies relative to the MSCI
              Emerging Markets Index, using
              proprietary quantitative return
              forecasting models and systematic
              risk-control methods developed by
              the subadvisor. Under normal
              circumstances, the Portfolio will
              invest at least 80% of its assets in
              equity securities of issuers: (i)
              located in emerging market
              countries, or (ii) included as
              emerging market issuers in one or
              more broad-based market indices. The
              subadvisor intends to make use of
              certain derivative instruments in
              order to implement its investment
              strategy.
   -------------------------------------------------------------------------

    STYLE/        INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
     TYPE                                                   ADVISOR/
                                                         SUBADVISOR(S)
   -------------------------------------------------------------------------
   LARGE-CAP   AST AQR LARGE-CAP PORTFOLIO: seeks         AQR Capital
     BLEND     long-term capital appreciation. The      Management, LLC
               Portfolio invests, under normal
               circumstances, at least 80% of the
               value of its assets in equity and
               equity-related securities of
               large-capitalization companies. For
               purposes of the Portfolio, a
               large-cap company is a company with
               a market capitalization in the range
               of companies in the S&P 500(R) Index
               (between $1.6 billion and $483
               billion as of December 31, 2012).
               The Portfolio's subadvisor utilizes
               a quantitative investment process.
   -------------------------------------------------------------------------
     ASSET     AST BALANCED ASSET ALLOCATION               Prudential
    ALLOCA-    PORTFOLIO: seeks to obtain the           Investments LLC;
     TION      highest potential total return             Quantitative
               consistent with its specified level         Management
               of risk. The Portfolio primarily          Associates LLC
               invests its assets in a diversified
               portfolio of other mutual funds,
               within the Advanced Series Trust and
               certain affiliated money market
               funds. Under normal market
               conditions, the Portfolio will
               devote approximately 60% of its net
               assets to underlying portfolios
               investing primarily in equity
               securities (with a range of 52.5% to
               67.5%), and 40% of its net assets to
               underlying portfolios investing
               primarily in debt securities and
               money market instruments (with a
               range of 32.5% to 47.5%). The
               Portfolio is not limited to
               investing exclusively in shares of
               the underlying portfolios and may
               invest in securities, exchange
               traded funds (ETFs), and futures
               contracts, swap agreements and other
               financial and derivative instruments.
   -------------------------------------------------------------------------
     ASSET     AST BLACKROCK GLOBAL STRATEGIES         BlackRock Financial
    ALLOCA-    PORTFOLIO: seeks a high total return     Management, Inc.
     TION      consistent with a moderate level of
               risk. The Portfolio is a global,
               multi asset-class portfolio that
               invests directly in, among other
               things, equity and equity-related
               securities, investment grade debt
               securities (including, without
               limitation, U.S. Treasuries and U.S.
               government securities),
               non-investment grade bonds (also
               known as "high yield bonds" or "junk
               bonds"), real estate investment
               trusts (REITs), exchange traded
               funds (ETFs), and derivative
               instruments, including
               commodity-linked derivative
               instruments.
   -------------------------------------------------------------------------
     ASSET     AST BLACKROCK ISHARES ETF PORTFOLIO:    BlackRock Financial
    ALLOCA-    seeks to maximize total return with      Management, Inc.
     TION      a moderate level of risk. The
               Portfolio attempts to meet its
               objective through investment in
               iShares exchange traded funds (ETFs)
               across global equity and fixed
               income asset classes. Employing a
               tactical investment process, the
               Portfolio holds ETFs that invest in
               a variety of asset classes,
               including equity and equity-related
               securities, investment grade debt
               securities, non-investment grade
               debt securities (commonly referred
               to as "junk" bonds), real estate
               investment trusts, and commodities.
   -------------------------------------------------------------------------
   LARGE-CAP   AST BLACKROCK VALUE PORTFOLIO: seeks        BlackRock
     VALUE     maximum growth of capital by                Investment
               investing primarily in the value         Management, LLC
               stocks of larger companies. The
               Portfolio pursues its objective,
               under normal market conditions, by
               investing at least 80% of the value
               of its assets in the equity
               securities of large-sized companies
               included in the Russell 1000(R)
               Value Index. The subadvisor employs
               an investment strategy designed to
               maintain a portfolio of equity
               securities which approximates the
               market risk of those stocks included
               in the Russell 1000(R) Value Index,
               but which attempts to outperform the
               Russell 1000(R) Value Index through
               active stock selection.
   -------------------------------------------------------------------------
     FIXED     AST BOND PORTFOLIO 2016: seeks the          Prudential
    INCOME     highest total return for a specific         Investment
               period of time, consistent with the      Management, Inc.
               preservation of capital and
               liquidity needs. Total return is
               comprised of current income and
               capital appreciation. Under normal
               market conditions, the Portfolio
               invests at least 80% of its
               investable assets in bonds. The
               Portfolio is designed to meet the
               parameters established to support
               certain living benefits for variable
               annuities that mature on December
               31, 2016. Please note that you may
               not make purchase payments and
               contract owner initiated transfers
               to this Portfolio, and that this
               Portfolio is available only with
               certain living benefits.
   -------------------------------------------------------------------------

       STYLE/       INVESTMENT OBJECTIVES/POLICIES        PORTFOLIO
       TYPE                                                ADVISOR/
                                                         SUBADVISOR(S)
      --------------------------------------------------------------------
      FIXED      AST BOND PORTFOLIO 2018: seeks the       Prudential
      INCOME     highest total return for a specific      Investment
                 period of time, consistent with the    Management, Inc.
                 preservation of capital and
                 liquidity needs. Total return is
                 comprised of current income and
                 capital appreciation. Under normal
                 market conditions, the Portfolio
                 invests at least 80% of its
                 investable assets in bonds. The
                 Portfolio is designed to meet the
                 parameters established to support
                 certain living benefits for variable
                 annuities that mature on December
                 31, 2018. Please note that you may
                 not make purchase payments and
                 contract owner initiated transfers
                 to this Portfolio, and that this
                 Portfolio is available only with
                 certain living benefits.
      --------------------------------------------------------------------
      FIXED      AST BOND PORTFOLIO 2019: seeks the       Prudential
      INCOME     highest total return for a specific      Investment
                 period of time, consistent with the    Management, Inc.
                 preservation of capital and
                 liquidity needs. Total return is
                 comprised of current income and
                 capital appreciation. Under normal
                 market conditions, the Portfolio
                 invests at least 80% of its
                 investable assets in bonds. The
                 Portfolio is designed to meet the
                 parameters established to support
                 certain living benefits for variable
                 annuities that mature on December
                 31, 2019. Please note that you may
                 not make purchase payments and
                 contract owner initiated transfers
                 to this Portfolio, and that this
                 Portfolio is available only with
                 certain living benefits.
      --------------------------------------------------------------------
      FIXED      AST BOND PORTFOLIO 2020: seeks the       Prudential
      INCOME     highest total return for a specific      Investment
                 period of time, consistent with the    Management, Inc.
                 preservation of capital and
                 liquidity needs. Total return is
                 comprised of current income and
                 capital appreciation. Under normal
                 market conditions, the Portfolio
                 invests at least 80% of its
                 investable assets in bonds. The
                 Portfolio is designed to meet the
                 parameters established to support
                 certain living benefits for variable
                 annuities that mature on
                 December 31, 2020. Please note that
                 you may not make purchase payments
                 and contract owner initiated
                 transfers to this Portfolio, and
                 that this Portfolio is available
                 only with certain living benefits.
      --------------------------------------------------------------------
      FIXED      AST BOND PORTFOLIO 2021: seeks the       Prudential
      INCOME     highest total return for a specific      Investment
                 period of time, consistent with the    Management, Inc.
                 preservation of capital and
                 liquidity needs. Total return is
                 comprised of current income and
                 capital appreciation. Under normal
                 market conditions, the Portfolio
                 invests at least 80% of its
                 investable assets in bonds. The
                 Portfolio is designed to meet the
                 parameters established to support
                 certain living benefits for variable
                 annuities that mature on
                 December 31, 2021. Please note that
                 you may not make purchase payments
                 and contract owner initiated
                 transfers to this Portfolio, and
                 that this Portfolio is available
                 only with certain living benefits.
      --------------------------------------------------------------------
      FIXED      AST BOND PORTFOLIO 2022: seeks the       Prudential
      INCOME     highest total return for a specific      Investment
                 period of time, consistent with the    Management, Inc.
                 preservation of capital and
                 liquidity needs. Total return is
                 comprised of current income and
                 capital appreciation. Under normal
                 market conditions, the Portfolio
                 invests at least 80% of its
                 investable assets in bonds. The
                 Portfolio is designed to meet the
                 parameters established to support
                 certain living benefits for variable
                 annuities that mature on
                 December 31, 2022. Please note that
                 you may not make purchase payments
                 and contract owner initiated
                 transfers to this Portfolio, and
                 that this Portfolio is available
                 only with certain living benefits.
      --------------------------------------------------------------------
      FIXED      AST BOND PORTFOLIO 2023: seeks the       Prudential
      INCOME     highest total return for a specific      Investment
                 period of time, consistent with the    Management, Inc.
                 preservation of capital and
                 liquidity needs. Total return is
                 comprised of current income and
                 capital appreciation. Under normal
                 market conditions, the Portfolio
                 invests at least 80% of its
                 investable assets in bonds. The
                 Portfolio is designed to meet the
                 parameters established to support
                 certain living benefits for variable
                 annuities that mature on
                 December 31, 2023. Please note that
                 you may not make purchase payments
                 and contract owner initiated
                 transfers to this Portfolio, and
                 that this Portfolio is available
                 only with certain living benefits.
      --------------------------------------------------------------------

    STYLE/        INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
     TYPE                                                   ADVISOR/
                                                         SUBADVISOR(S)
   -------------------------------------------------------------------------
     FIXED     AST BOND PORTFOLIO 2024: seeks the          Prudential
    INCOME     highest total return for a specific         Investment
               period of time, consistent with the      Management, Inc.
               preservation of capital and
               liquidity needs. Total return is
               comprised of current income and
               capital appreciation. Under normal
               market conditions, the Portfolio
               invests at least 80% of its
               investable assets in bonds. The
               Portfolio is designed to meet the
               parameters established to support
               certain living benefits for variable
               annuities that mature on
               December 31, 2024. Please note that
               you may not make purchase payments
               and contract owner initiated
               transfers to this Portfolio, and
               that this Portfolio is available
               only with certain living benefits.
   -------------------------------------------------------------------------
     ASSET     AST CAPITAL GROWTH ASSET ALLOCATION         Prudential
    ALLOCA-    PORTFOLIO: seeks to obtain a total       Investments LLC;
     TION      return consistent with its specified       Quantitative
               level of risk. The Portfolio                Management
               primarily invests its assets in a         Associates LLC
               diversified portfolio of other
               mutual funds, within the Advanced
               Series Trust and certain affiliated
               money market funds. Under normal
               market conditions, the Portfolio
               will devote approximately 75% of its
               net assets to underlying portfolios
               investing primarily in equity
               securities (with a range of 67.5% to
               80%), and 25% of its net assets to
               underlying portfolios investing
               primarily in debt securities and
               money market instruments (with a
               range of 20.0% to 32.5%). The
               Portfolio is not limited to
               investing exclusively in shares of
               the underlying portfolios and may
               invest in securities, exchange
               traded funds (ETFs), and futures
               contracts, swap agreements and other
               financial and derivative instruments.
   -------------------------------------------------------------------------
   LARGE-CAP   AST CLEARBRIDGE DIVIDEND GROWTH            ClearBridge
     BLEND     PORTFOLIO: seeks income, capital         Investments, LLC
               preservation, and capital
               appreciation. Under normal
               circumstances, at least 80% of the
               Portfolio's net assets will be
               invested in equity or equity-related
               securities which the subadvisor
               believes have the ability to
               increase dividends over the longer
               term. The subadvisor will manage the
               Portfolio to provide exposure to
               companies that either pay an
               existing dividend or have the
               potential to pay and/or
               significantly grow their dividends.
               To do so, the subadvisor will
               conduct fundamental research to
               screen for companies that have
               attractive dividend yields, a
               history and potential for positive
               dividend growth, strong balance
               sheets, and reasonable valuations.
   -------------------------------------------------------------------------
   SPECIALTY   AST COHEN & STEERS REALTY PORTFOLIO:      Cohen & Steers
               seeks to maximize total return          Capital Management,
               through investment in real estate              Inc.
               securities. The Portfolio pursues
               its investment objective by
               investing, under normal
               circumstances, at least 80% of its
               net assets in securities issued by
               companies associated with the real
               estate industry, such as real estate
               investment trusts (REITs). Under
               normal circumstances, the Portfolio
               will invest substantially all of its
               assets in the equity securities of
               real estate related issuers, i.e., a
               company that derives at least 50% of
               its revenues from the ownership,
               construction, financing, management
               or sale of real estate or that has
               at least 50% of its assets in real
               estate.
   -------------------------------------------------------------------------
     ASSET     AST DEFENSIVE ASSET ALLOCATION              Prudential
    ALLOCA-    PORTFOLIO: seeks to obtain the           Investments LLC;
     TION      highest potential total return             Quantitative
               consistent with its specified level         Management
               of risk tolerance. The Portfolio          Associates LLC
               primarily invests its assets in a
               diversified portfolio of other
               mutual funds, within the Advanced
               Series Trust and certain affiliated
               money market funds. Under normal
               market conditions, the Portfolio
               will devote approximately 15% of its
               net assets to underlying portfolios
               investing primarily in equity
               securities (with a range of 7.5% to
               22.5%), and 85% of its net assets to
               underlying portfolios investing
               primarily in debt securities and
               money market instruments (with a
               range of 77.5% to 92.5%). The
               Portfolio is not limited to
               investing exclusively in shares of
               the underlying portfolios and may
               invest in securities, exchange
               traded funds (ETFs), and futures
               contracts, swap agreements and other
               financial and derivative instruments.
   -------------------------------------------------------------------------
   SMALL-CAP   AST FEDERATED AGGRESSIVE GROWTH          Federated Equity
    GROWTH     PORTFOLIO: seeks capital growth. The        Management
               Portfolio pursues its investment            Company of
               objective by investing primarily in       Pennsylvania/
               the stocks of small companies that       Federated Global
               are traded on national security             Investment
               exchanges, NASDAQ stock exchange and     Management Corp.
               the over- the-counter market. Small
               companies are defined as companies
               with market capitalizations similar
               to companies in the Russell 2000(R)
               Index and S&P SmallCap 600 Index.
   -------------------------------------------------------------------------

    STYLE/        INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
     TYPE                                                   ADVISOR/
                                                         SUBADVISOR(S)
   --------------------------------------------------------------------------
     ASSET     AST FI PYRAMIS(R) ASSET ALLOCATION        Pyramis Global
    ALLOCA-    PORTFOLIO: seeks to maximize total       Advisors, LLC a
     TION      return. In seeking to achieve the      Fidelity Investments
               Portfolio's investment objective,            Company
               the Portfolio's assets are allocated
               across eight uniquely specialized
               investment strategies. The Portfolio
               has five strategies that invest
               primarily in equity securities, two
               fixed income strategies (the Broad
               Market Duration Strategy and the
               High Yield Bond Strategy, which
               invests in securities commonly known
               as "junk bonds"), and one strategy
               designed to provide liquidity (the
               Liquidity Strategy).
   --------------------------------------------------------------------------
     ASSET     AST FIRST TRUST BALANCED TARGET        First Trust Advisors
    ALLOCA-    PORTFOLIO: seeks long-term capital             L.P.
     TION      growth balanced by current income.
               The Portfolio seeks to achieve its
               objective by investing approximately
               65% (between 60-70%) of its net
               assets in equity securities and
               approximately 35% (between 30-40%)
               of its net assets in fixed income
               securities as of the annual security
               selection date. The allocations do
               not take into account the potential
               investment of up to 5% of the
               Portfolio's assets in the
               "liquidity" investment sleeve. In
               seeking to achieve its investment
               objective, the Portfolio allocates
               its assets across multiple uniquely
               specialized investment strategies.
               The Portfolio can hold up to 3.5% of
               its net assets in senior loans,
               which are typically secured,
               floating rate loans made by banks to
               corporations rated below investment
               grade, and may be commonly referred
               to as "junk bonds".
   --------------------------------------------------------------------------
     ASSET     AST FRANKLIN TEMPLETON FOUNDING         Franklin Advisers,
    ALLOCA-    FUNDS ALLOCATION PORTFOLIO: seeks      Inc.; Franklin Mutual
     TION      capital appreciation while its            Advisers, LLC;
               secondary investment objective is to     Templeton Global
               seek income. Under normal market         Advisors Limited
               conditions the Portfolio will seek
               to achieve its investment objectives
               by allocating 33 1/3% of its assets
               to each of the Portfolio's three
               subadvisors. The Portfolio will
               normally invest in a combination of
               domestic and foreign equity and
               fixed income and money market
               securities. The Franklin Advisers
               segment invests in a diversified
               portfolio of debt and equity
               securities. This sleeve may invest
               up to 100% of total assets in debt
               securities that are rated below
               investment grade (commonly known as
               "junk bonds"). The Franklin Mutual
               segment normally invests at least
               65% of the assets in the segment in
               equity securities that Franklin
               Mutual believes are available at
               below-market prices. The Templeton
               Global segment normally invests at
               least 65% of the assets in the
               segment in the equity securities of
               companies located anywhere in the
               world, including emerging markets.
   --------------------------------------------------------------------------
     ASSET     AST FRANKLIN TEMPLETON FOUNDING           AST Investment
    ALLOCA-    FUNDS PLUS PORTFOLIO: seeks capital      Services, Inc.;
     TION      appreciation. The Portfolio operates        Prudential
               as a "fund-of-funds" by investing        Investments LLC
               approximately 75% of the Portfolio's
               net assets in the AST Franklin
               Templeton Founding Funds Allocation
               Portfolio and approximately 25% of
               the Portfolio's assets in the AST
               Templeton Global Bond Portfolio.
   --------------------------------------------------------------------------
   SPECIALTY   AST GLOBAL REAL ESTATE PORTFOLIO:        Prudential Real
               seeks capital appreciation and           Estate Investors
               income. The Portfolio will normally
               invest at least 80% of its
               investable assets (net assets plus
               any borrowing made for investment
               purposes) in equity-related
               securities of real estate companies.
               The Portfolio will invest in
               equity-related securities of real
               estate companies on a global basis
               and the Portfolio may invest up to
               15% of its net assets in ownership
               interests in commercial real estate
               through investments in private real
               estate.
   --------------------------------------------------------------------------
   LARGE-CAP   AST GOLDMAN SACHS CONCENTRATED         Goldman Sachs Asset
    GROWTH     GROWTH PORTFOLIO: seeks long-term        Management, L.P.
               growth of capital. The Portfolio
               will pursue its objective by
               investing primarily in equity
               securities of companies that the
               subadvisor believes have the
               potential to achieve capital
               appreciation over the long-term. The
               Portfolio seeks to achieve its
               investment objective by investing,
               under normal circumstances, in
               approximately 30 - 45 companies that
               are considered by the subadvisor to
               be positioned for long-term growth.
   --------------------------------------------------------------------------



 Pyramis is a registered service mark of FMR LLC. Used under license.

     STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                  ADVISOR/
                                                         SUBADVISOR(S)
    ------------------------------------------------------------------------
    LARGE-CAP   AST GOLDMAN SACHS LARGE-CAP VALUE      Goldman Sachs Asset
      VALUE     PORTFOLIO: seeks long-term growth of    Management, L.P.
                capital. The Portfolio seeks to
                achieve its investment objective by
                investing in value opportunities
                that the subadvisor, defines as
                companies with identifiable
                competitive advantages whose
                intrinsic value is not reflected in
                the stock price. The Portfolio
                invests, under normal circumstances,
                at least 80% of its net assets in
                large-cap U.S. issuers with market
                capitalizations within the range of
                the market capitalization of
                companies in the Russell 1000(R)
                Value Index at the time of
                investment.
    ------------------------------------------------------------------------
     MID-CAP    AST GOLDMAN SACHS MID-CAP GROWTH       Goldman Sachs Asset
     GROWTH     PORTFOLIO: seeks long-term growth of    Management, L.P.
                capital. The Portfolio pursues its
                investment objective, by investing
                primarily in equity securities
                selected for their growth potential,
                and normally invests at least 80% of
                the value of its assets in
                medium-sized companies. Medium-sized
                companies are those whose market
                capitalizations (measured at the
                time of investment) fall within the
                range of companies in the Russell
                Midcap(R) Growth Index. The
                subadvisor seeks to identify
                individual companies with earnings
                growth potential that may not be
                recognized by the market at large.
    ------------------------------------------------------------------------
      ASSET     AST GOLDMAN SACHS MULTI-ASSET          Goldman Sachs Asset
     ALLOCA-    PORTFOLIO (formerly AST Horizon         Management, L.P.
      TION      Moderate Asset Allocation
                Portfolio): seeks to obtain a high
                level of total return consistent
                with its level of risk tolerance.
                The Portfolio is a global asset
                allocation fund that pursues
                domestic and foreign equity and
                fixed-income strategies emphasizing
                growth and emerging markets. Under
                normal circumstances, approximately
                50% of the Portfolio's assets are
                invested to provide exposure to
                equity securities and approximately
                50% of its net assets are invested
                to provide exposure to fixed-income
                securities. The specific allocation
                of assets among equity and
                fixed-income asset classes will vary
                from time to time, as determined by
                the Portfolio's subadvisor, based on
                a variety of factors such as the
                relative attractiveness of various
                securities based on market
                valuations, growth, and inflation
                prospects. In addition, the
                Subadvisor may implement tactical
                investment views and/or a risk
                rebalancing and volatility
                management strategy from time to
                time.
    ------------------------------------------------------------------------
    SMALL-CAP   AST GOLDMAN SACHS SMALL-CAP VALUE      Goldman Sachs Asset
      VALUE     PORTFOLIO: seeks long-term capital      Management, L.P.
                appreciation. The Portfolio will
                seek its objective through
                investments primarily in equity
                securities that are believed to be
                undervalued in the marketplace. The
                Portfolio will invest, under normal
                circumstances, at least 80% of the
                value of its assets in small
                capitalization companies. The
                Portfolio defines small
                capitalization companies as
                companies with market
                capitalizations that are within the
                range of the Russell 2000(R) Value
                Index at the time of purchase.
    ------------------------------------------------------------------------
      FIXED     AST HIGH YIELD PORTFOLIO: seeks           J.P. Morgan
     INCOME     maximum total return, consistent           Investment
                with preservation of capital and       Management, Inc.;
                prudent investment management. The         Prudential
                Portfolio will invest, under normal        Investment
                circumstances, at least 80% of its      Management, Inc.
                net assets plus any borrowings for
                investment purposes (measured at
                time of purchase) in non-investment
                grade high yield (also known as
                "junk bonds") fixed income
                investments which may be represented
                by forwards or derivatives such as
                options, futures contracts, or swap
                agreements. Non-investment grade
                investments are securities rated Ba
                or lower by Moody's Investors
                Services, Inc. or equivalently rated
                by Standard & Poor's Corporation, or
                Fitch, or, if unrated, determined by
                the subadvisor to be of comparable
                quality.
    ------------------------------------------------------------------------
      INTER-    AST INTERNATIONAL GROWTH PORTFOLIO:    Jennison Associates
    NATIONAL    seeks long-term capital growth.           LLC; Marsico
     EQUITY     Under normal circumstances, the        Capital Management,
                Portfolio invests at least 80% of      LLC; William Blair
                the value of its assets in               & Company, LLC
                securities of issuers that are
                economically tied to countries other
                than the United States. Although the
                Portfolio intends to invest at least
                80% of its assets in the securities
                of issuers located outside the
                United States, it may at times
                invest in U.S. issuers and it may
                invest all of its assets in fewer
                than five countries or even a single
                country.
    ------------------------------------------------------------------------
      INTER-    AST INTERNATIONAL VALUE PORTFOLIO:         LSV Asset
    NATIONAL    seeks capital growth. The Portfolio       Management;
     EQUITY     normally invests at least 80% of the       Thornburg
                Portfolio's investable assets in           Investment
                equity securities. The Portfolio        Management, Inc.
                will invest at least 65% of its net
                assets in the equity securities of
                companies in at least three
                different countries, without limit
                as to the amount of assets that may
                be invested in a single country.
    ------------------------------------------------------------------------

     STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                  ADVISOR/
                                                         SUBADVISOR(S)
    ------------------------------------------------------------------------
      FIXED     AST INVESTMENT GRADE BOND PORTFOLIO:       Prudential
     INCOME     seeks to maximize total return,            Investment
                consistent with the preservation of     Management, Inc.
                capital and liquidity needs. Under
                normal market conditions the
                Portfolio invests at least 80% of
                its investable assets in bonds.
                Please note that you may not make
                purchase payments to this Portfolio,
                and that this Portfolio is available
                only with certain living benefits.
    ------------------------------------------------------------------------
      ASSET     AST J.P. MORGAN GLOBAL THEMATIC           J.P. Morgan
     ALLOCA-    PORTFOLIO (formerly AST Horizon            Investment
      TION      Growth Asset Allocation Portfolio):     Management Inc./
                seeks capital appreciation              Security Capital
                consistent with its specified level        Research &
                of risk tolerance. The Portfolio           Management
                will provide exposure to a long-term      Incorporated
                strategic asset allocation while
                having the flexibility to express
                shorter-term tactical views by
                capitalizing upon market
                opportunities globally. The
                Portfolio will invest across a broad
                range of asset classes, including,
                without limitation, domestic equity
                and debt, international and global
                developed equity, emerging markets
                equity and debt, high yield debt,
                convertible bonds, and real estate
                investment trusts. The Portfolio
                will invest primarily in individual
                securities in order to meet its
                investment objective and will also
                utilize derivative instruments for
                tactical positioning and risk
                management, and exchange traded
                funds. Under normal circumstances,
                approximately 65% of the Portfolio's
                net assets (ranging between 55-75%
                depending on market conditions) will
                be invested to provide exposure to
                equity securities and approximately
                35% of its net assets (ranging
                between 25-45% depending on market
                conditions) will be invested to
                provide exposure to fixed income
                securities.
    ------------------------------------------------------------------------
      INTER-    AST J.P. MORGAN INTERNATIONAL EQUITY      J.P. Morgan
    NATIONAL    PORTFOLIO: seeks capital growth. The       Investment
     EQUITY     Portfolio seeks to meet its             Management, Inc.
                objective by investing, under normal
                market conditions, at least 80% of
                its assets in equity securities. The
                Portfolio seeks to meet its
                investment objective by normally
                investing primarily in a diversified
                portfolio of equity securities of
                companies located or operating in
                developed non-U.S. countries and
                emerging markets of the world. The
                equity securities will ordinarily be
                traded on a recognized foreign
                securities exchange or traded in a
                foreign over-the-counter market in
                the country where the issuer is
                principally based, but may also be
                traded in other countries including
                the United States.
    ------------------------------------------------------------------------
      ASSET     AST J.P. MORGAN STRATEGIC                 J.P. Morgan
     ALLOCA-    OPPORTUNITIES PORTFOLIO: seeks to          Investment
      TION      maximize return compared to the         Management, Inc.
                benchmark through security selection
                and tactical asset allocation. The
                Portfolio invests in securities and
                financial instruments (including
                derivatives) to gain exposure to
                global equity, global fixed income
                and cash equivalent markets,
                including global currencies. The
                Portfolio may invest in developed
                and emerging markets securities,
                domestic and foreign fixed income
                securities (including non-investment
                grade bonds or "junk bonds"), and
                real estate investment trusts
                (REITs) of issuers located within
                and outside the United States or in
                open-end investment companies
                advised by J.P. Morgan Investment
                Management, Inc., the Portfolio's
                subadvisor, to gain exposure to
                certain global equity and global
                fixed income markets.
    ------------------------------------------------------------------------
    LARGE-CAP   AST JENNISON LARGE-CAP GROWTH          Jennison Associates
     GROWTH     PORTFOLIO: seeks long-term growth of          LLC
                capital. Under normal market
                conditions, the Portfolio will
                invest at least 80% of its
                investable assets in the equity and
                equity-related securities of
                large-capitalization companies
                measured, at the time of purchase,
                to be within the market
                capitalization of the Russell
                1000(R) Index. In deciding which
                equity securities to buy, the
                subadvisor will invest in stocks it
                believes could experience superior
                sales or earnings growth, or high
                returns on equity and assets. Stocks
                are selected on a company-by-company
                basis using fundamental analysis.
                The companies in which the
                subadvisor will invest generally
                tend to have a unique market niche,
                a strong new product profile or
                superior management.
    ------------------------------------------------------------------------

     STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                  ADVISOR/
                                                         SUBADVISOR(S)
    ------------------------------------------------------------------------
    LARGE-CAP   AST JENNISON LARGE-CAP VALUE           Jennison Associates
      VALUE     PORTFOLIO: seeks capital                      LLC
                appreciation. Under normal market
                conditions, the Portfolio will
                invest at least 80% of its
                investable assets in the equity and
                equity-related securities of
                large-capitalization companies
                measured, at the time of purchase,
                to be within the market
                capitalization of the Russell
                1000(R) Index. In deciding which
                equity securities to buy, the
                subadvisor seeks companies it
                believes are trading at a discount
                to their intrinsic value, as defined
                by the value of their earnings, free
                cash flow, the value of their
                assets, their private market value,
                or some combination of these factors
                - and which have identifiable
                catalysts which may be able to close
                the gap between the price and what
                the Portfolio believes to be the
                true worth of the company.
    ------------------------------------------------------------------------
    LARGE-CAP   AST LARGE-CAP VALUE PORTFOLIO: seeks   Hotchkis and Wiley
      VALUE     current income and long-term growth    Capital Management,
                of income, as well as capital                 LLC
                appreciation. The Portfolio invests,
                under normal circumstances, at least
                80% of its net assets in securities
                of large capitalization companies.
                Large capitalization companies are
                those companies with market
                capitalizations, at the time of
                purchase, within the market
                capitalization range of the Russell
                1000(R) Value Index.
    ------------------------------------------------------------------------
      FIXED     AST LORD ABBETT CORE FIXED INCOME      Lord, Abbett & Co.
     INCOME     PORTFOLIO: seeks income and capital           LLC
                appreciation to produce a high total
                return. Under normal market
                conditions, the Portfolio pursues
                its investment objective by
                investing at least 80% of its net
                assets in fixed income securities.
                The Portfolio primarily invests in
                securities issued or guaranteed by
                the U.S. government, its agencies or
                government-sponsored enterprises;
                investment grade debt securities of
                U.S. issuers; investment grade debt
                securities of non-U.S. issuers that
                are denominated in U.S. dollars;
                mortgage-backed and other
                asset-backed securities;
                inflation-linked investments; senior
                loans, and loan participations and
                assignments (including those for
                borrowers with debt that is rated
                below investment grade, or "junk");
                and derivative instruments, such as
                options, futures contracts, forward
                contracts and swap agreements.
    ------------------------------------------------------------------------
    LARGE-CAP   AST MARSICO CAPITAL GROWTH              Marsico Capital
     GROWTH     PORTFOLIO: seeks capital growth.        Management, LLC
                Income realization is not an
                investment objective and any income
                realized on the Portfolio's
                investments, therefore, will be
                incidental to the Portfolio's
                objective. The Portfolio will pursue
                its objective by investing primarily
                in common stocks of large companies
                that are selected for their growth
                potential. Large capitalization
                companies are companies with market
                capitalizations within the market
                capitalization range of the Russell
                1000(R) Growth Index. In selecting
                investments for the Portfolio, the
                subadvisor uses an approach that
                combines "top down" macroeconomic
                analysis with "bottom up" stock
                selection.
    ------------------------------------------------------------------------
      INTER-    AST MFS GLOBAL EQUITY PORTFOLIO:         Massachusetts
    NATIONAL    seeks capital growth. Under normal     Financial Services
     EQUITY     circumstances the Portfolio invests         Company
                at least 80% of its net assets in
                equity securities. The Portfolio may
                invest in the securities of U.S. and
                foreign issuers (including issuers
                in emerging market countries). While
                the portfolio may invest its assets
                in companies of any size, the
                Portfolio generally focuses on
                companies with relatively large
                market capitalizations.
    ------------------------------------------------------------------------
    LARGE-CAP   AST MFS GROWTH PORTFOLIO: seeks          Massachusetts
     GROWTH     long-term capital growth and future,   Financial Services
                rather than current income. Under           Company
                normal market conditions, the
                Portfolio invests at least 80% of
                its net assets in common stocks and
                related securities, such as
                preferred stocks, convertible
                securities and depository receipts.
                The subadvisor focuses on investing
                the Portfolio's assets in the stocks
                of companies it believes to have
                above-average earnings growth
                potential compared to other
                companies. The subadvisor uses a
                "bottom up" as opposed to a "top
                down" investment style in managing
                the Portfolio. Quantitative models
                that systematically evaluate an
                issuer's valuation, price and
                earnings momentum, earnings quality,
                and other factors may also be
                considered.
    ------------------------------------------------------------------------

    STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
     TYPE                                                  ADVISOR/
                                                         SUBADVISOR(S)
   -------------------------------------------------------------------------
   LARGE-CAP   AST MFS LARGE-CAP VALUE PORTFOLIO:        Massachusetts
     VALUE     seeks capital appreciation. The        Financial Services
               Portfolio seeks to achieve its               Company
               investment objective by investing at
               least 80% of its net assets in
               issuers with large market
               capitalizations of at least $5
               billion at the time of purchase. The
               Portfolio will invest primarily in
               equity securities and may invest in
               foreign securities. The subadvisor
               focuses on investing the Portfolio's
               assets in the stocks of companies it
               believes are undervalued compared to
               their perceived worth (value
               companies). The subadvisor uses a
               "bottom-up" investment approach to
               buying and selling investments for
               the Portfolio. Investments are
               selected primarily based on
               fundamental analysis of individual
               issuers. Quantitative models that
               systematically evaluate issuers may
               also be considered.
   -------------------------------------------------------------------------
    MID-CAP    AST MID-CAP VALUE PORTFOLIO: seeks      EARNEST Partners,
     VALUE     to provide capital growth by               LLC; WEDGE
               investing primarily in                 Capital Management
               mid-capitalization stocks that               L.L.P.
               appear to be undervalued. The
               Portfolio invests, under normal
               circumstances, at least 80% of the
               value of its net assets in
               mid-capitalization companies.
               Mid-capitalization companies are
               generally those that have market
               capitalizations, at the time of
               purchase, within the market
               capitalization range of companies
               included in the Russell Midcap(R)
               Value Index during the previous 12
               months based on month-end data.
   -------------------------------------------------------------------------
     FIXED     AST MONEY MARKET PORTFOLIO: seeks          Prudential
    INCOME     high current income and maintain           Investment
               high levels of liquidity. The           Management, Inc.
               Portfolio invests in high-quality
               money market instruments and seeks
               to maintain a stable net asset value
               (NAV) of $1 per share.
   -------------------------------------------------------------------------
     FIXED     AST NEUBERGER BERMAN CORE BOND          Neuberger Berman
    INCOME     PORTFOLIO: seeks to maximize total      Fixed Income LLC
               return consistent with the
               preservation of capital. Under
               normal circumstances the Portfolio
               invests at least 80% of its
               investable assets in bonds and other
               debt securities. All of the debt
               securities in which the Portfolio
               invests will be investment grade
               under normal circumstances.
   -------------------------------------------------------------------------
    MID-CAP    AST NEUBERGER BERMAN MID-CAP GROWTH     Neuberger Berman
    GROWTH     PORTFOLIO: seeks capital growth.         Management LLC
               Under normal market conditions, the
               Portfolio invests at least 80% of
               its net assets in the common stocks
               of mid-capitalization companies.
               Mid-capitalization companies are
               those companies whose market
               capitalization is within the range
               of market capitalizations of
               companies in the Russell Midcap(R)
               Growth Index. Using fundamental
               research and quantitative analysis,
               the subadvisor looks for
               fast-growing companies with above-
               average sales and competitive
               returns on equity relative to their
               peers.
   -------------------------------------------------------------------------
    MID-CAP    AST NEUBERGER BERMAN/LSV MID-CAP            LSV Asset
     VALUE     VALUE PORTFOLIO: seeks capital             Management;
               growth. Under normal market             Neuberger Berman
               conditions, the Portfolio invests at     Management LLC
               least 80% of its net assets in the
               common stocks of medium
               capitalization companies. Companies
               with market capitalizations that
               fall within the range of the Russell
               Midcap(R) Value Index at the time of
               investment are considered medium
               capitalization companies. Some of
               the Portfolio's assets may be
               invested in the securities of
               large-cap companies as well as in
               small-cap companies.
   -------------------------------------------------------------------------
     ASSET     AST NEW DISCOVERY ASSET ALLOCATION      Bradford & Marzec
    ALLOCA-    PORTFOLIO seeks total return. Total        LLC; Brown
     TION      return is comprised of capital         Advisory, LLC; C.S.
               appreciation and income. Under             McKee, LP;
               normal circumstances, approximately     EARNEST Partners,
               70% of the Portfolio's assets are          LLC; Epoch
               allocated to a combination of          Investment Partners,
               domestic and international equity        Inc.; Security
               strategies and approximately 30% of      Investors, LLC;
               the Portfolio's assets are allocated   Thompson, Siegel &
               to certain foreign and domestic           Walmsley LLC
               fixed income investment strategies
               and a liquidity strategy. A portion
               of the Portfolio may be invested in
               below investment grade bonds,
               commonly known as "junk bonds".
   -------------------------------------------------------------------------

    STYLE/       INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
     TYPE                                                  ADVISOR/
                                                         SUBADVISOR(S)
   -------------------------------------------------------------------------
    INTER-    AST PARAMETRIC EMERGING MARKETS         Parametric Portfolio
   NATIONAL   EQUITY PORTFOLIO: seeks long-term         Associates LLC
    EQUITY    capital appreciation. The Portfolio
              normally invests at least 80% of its
              net assets in equity securities of
              issuers (i) located in emerging
              market countries, which are
              generally those not considered to be
              developed market countries, or (ii)
              included (or considered for
              inclusion) as emerging markets
              issuers in one or more broad-based
              market indices. Emerging market
              countries are generally countries
              not considered to be developed
              market countries, and therefore not
              included in the MSCI World Index.
              The Portfolio seeks to employ a
              top-down, disciplined and structured
              investment process that emphasizes
              broad exposure and diversification
              among emerging market countries,
              economic sectors and issuers.
   -------------------------------------------------------------------------
    FIXED     AST PIMCO LIMITED MATURITY BOND         Pacific Investment
    INCOME    PORTFOLIO: seeks to maximize total          Management
              return consistent with preservation         Company LLC
              of capital and prudent investment             (PIMCO)
              management. The Portfolio will
              invest, under normal circumstances,
              at least 80% of the value of its net
              assets in fixed income investments,
              which may be represented by forwards
              or derivatives such as options,
              futures contracts, or swap
              agreements. The average portfolio
              duration normally varies within a
              one -to-three year time-frame based
              on the subadvisor's forecast of
              interest rates. Portfolio holdings
              are concentrated in areas of the
              bond market (based on quality,
              sector, interest rate or maturity)
              that the subadvisor believes to be
              relatively undervalued. The
              Portfolio may invest up to 10% total
              assets in non- investment grade
              bonds which are commonly known as
              "junk bonds".
   -------------------------------------------------------------------------
    FIXED     AST PIMCO TOTAL RETURN BOND             Pacific Investment
    INCOME    PORTFOLIO: seeks to maximize total          Management
              return consistent with preservation         Company LLC
              of capital and prudent investment             (PIMCO)
              management. The Portfolio will
              invest, under normal circumstances,
              at least 80% of the value of its net
              assets in fixed income investments,
              which may be represented by forwards
              or derivatives such as options,
              futures contracts, or swap
              agreements. The average portfolio
              duration normally varies within two
              years (+/-) of the duration of the
              Barclays U.S. Aggregate Bond Index,
              as calculated by Pacific Investment
              Management Company LLC ("PIMCO").
              Portfolio holdings are concentrated
              in areas of the bond market (based
              on quality, sector, interest rate or
              maturity) that the subadvisor
              believes to be relatively
              undervalued. The Portfolio may
              invest up to 10% total assets in
              non-investment grade bonds which are
              commonly known as "junk bonds".
   -------------------------------------------------------------------------
    ASSET     AST PRESERVATION ASSET ALLOCATION           Prudential
    ALLOCA-   PORTFOLIO: seeks to obtain a total       Investments LLC;
     TION     return consistent with its specified       Quantitative
              level of risk. The Portfolio                Management
              primarily invests its assets in a         Associates LLC
              diversified portfolio of other
              mutual funds, within the Advanced
              Series Trust and certain affiliated
              money market funds. Under normal
              market conditions, the Portfolio
              will devote approximately 35% of its
              net assets to underlying portfolios
              investing primarily in equity
              securities (with a range of 27.5% to
              42.5%), and 65% of its net assets to
              underlying portfolios investing
              primarily in debt securities and
              money market instruments (with a
              range of 57.5% to 72.5%). The
              Portfolio is not limited to
              investing exclusively in shares of
              the underlying portfolios and may
              invest in securities, exchange
              traded funds (ETFs), and futures
              contracts, swap agreements and other
              financial and derivative instruments.
   -------------------------------------------------------------------------
    FIXED     AST PRUDENTIAL CORE BOND PORTFOLIO:         Prudential
    INCOME    seeks to maximize total return              Investment
              consistent with the long-term            Management, Inc.
              preservation of capital. The
              Portfolio invests, under normal
              circumstances, at least 80% of its
              net assets in intermediate and
              long-term debt obligations and high
              quality money market instruments. In
              addition, the Portfolio invests,
              under normal circumstances, at least
              80% of its net assets in
              intermediate and long-term debt
              obligations that are rated
              investment grade by the major
              ratings services, or if unrated,
              considered to be of comparable
              quality by the subadvisor, and high
              quality money market instruments.
              Likewise, the Portfolio may invest
              up to 20% of its net assets in
              high-yield/high-risk debt securities
              (commonly known as "junk bonds").
              The Portfolio also may invest up to
              20% of its total assets in debt
              securities issued outside the U.S.
              by U.S. or foreign issuers, whether
              or not such securities are
              denominated in the U.S. dollar.
   -------------------------------------------------------------------------

     STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                  ADVISOR/
                                                         SUBADVISOR(S)
    -----------------------------------------------------------------------
      ASSET     AST PRUDENTIAL GROWTH ALLOCATION           Prudential
     ALLOCA-    PORTFOLIO (formerly AST First Trust        Investment
      TION      Capital Appreciation Target             Management, Inc.;
                Portfolio): seeks total return. The       Quantitative
                Portfolio invests in a combination         Management
                of global equity and equity-related      Associates LLC
                securities, debt obligations, and
                money market instruments in order to
                achieve diversification in a single
                Portfolio. The Portfolio may also
                utilize an overlay sleeve for
                liquidity and allocation changes.
                The overlay sleeve will generally be
                approximately 5% of the Portfolio's
                assets. Under normal conditions, it
                is expected that approximately
                60-80% of the value of the
                Portfolio's assets will be invested
                in equity and equity-related
                securities and approximately 20-40%
                of the value of the Portfolio's
                assets will be invested in debt
                obligations and money market
                instruments.
    -----------------------------------------------------------------------
      INTER-    AST QMA EMERGING MARKETS EQUITY           Quantitative
    NATIONAL    PORTFOLIO: seeks long-term capital         Management
     EQUITY     appreciation. The Portfolio seeks to     Associates LLC
                achieve its investment objective
                through investment in equity and
                equity-related securities of
                emerging market companies. Under
                normal circumstances, the Portfolio
                will invest at least 80% of its
                assets in equity and equity-related
                securities of issuers: (i) located
                in emerging market countries or (ii)
                included as emerging market issuers
                in one or more broad-based market
                indices. The strategy used by the
                subadvisor is a quantitatively
                driven, bottom up investment process
                which utilizes an adaptive model
                that evaluates stocks differently
                based on their growth expectations.
    -----------------------------------------------------------------------
    LARGE-CAP   AST QMA LARGE-CAP PORTFOLIO: seeks        Quantitative
      BLEND     long-term capital appreciation. The        Management
                Portfolio invests, under normal          Associates LLC
                circumstances, at least 80% of the
                value of its assets in equity and
                equity-related securities of
                large-capitalization companies. For
                purposes of the Portfolio, a
                large-cap company is a company with
                a market capitalization in the range
                of companies in the S&P 500(R) Index.
    -----------------------------------------------------------------------
    LARGE-CAP   AST QMA US EQUITY ALPHA PORTFOLIO:        Quantitative
      BLEND     seeks long term capital                    Management
                appreciation. The portfolio utilizes     Associates LLC
                a long/short investment strategy and
                will normally invest at least 80% of
                its net assets plus borrowings in
                equity and equity related securities
                of US issuers. The Portfolio seeks
                to produce returns that exceed those
                of its benchmark index, the Russell
                1000(R), which is comprised of
                stocks representing more than 90% of
                the market cap of the US market and
                includes the largest 1,000
                securities in the Russell 3000(R)
                Index.
    -----------------------------------------------------------------------
      ASSET     AST QUANTITATIVE MODELING PORTFOLIO:      Quantitative
     ALLOCA-    seeks a high potential return while        Management
      TION      attempting to mitigate downside risk     Associates LLC
                during adverse market cycles. The
                Portfolio operates as a
                "fund-of-funds", meaning that the
                Portfolio invests substantially all
                of its assets in a combination of
                other mutual funds. The assets of
                the Portfolio are allocated to a
                capital growth segment and a fixed
                income segment. Under normal
                circumstances, approximately 75% of
                the Portfolio's net assets
                attributable to the capital growth
                segment are invested in underlying
                portfolios that invest primarily in
                equity securities, while the
                remaining 25% of the Portfolio's net
                assets attributable to the capital
                growth segment are invested in
                underlying portfolios that invest
                primarily in debt securities and
                money market instruments. All of the
                assets attributable to the fixed
                income segment are invested in the
                AST Investment Grade Bond Portfolio,
                which in turn invests at least 80%
                of its assets in bonds. Portfolio
                assets are normally transferred
                between the capital growth segment
                and the fixed income segment based
                upon the application of a
                quantitative model to the
                Portfolio's overall net asset value
                (NAV) per share. In general terms,
                the model seeks to transfer
                Portfolio assets from the capital
                growth segment to the fixed income
                segment when the Portfolio's NAV per
                share experiences certain declines
                and from the fixed income segment to
                the capital growth segment when the
                Portfolio's NAV per share
                experiences certain increases or
                remains flat over certain periods of
                time.
    -----------------------------------------------------------------------

     STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                  ADVISOR/
                                                         SUBADVISOR(S)
    ------------------------------------------------------------------------
      ASSET     AST RCM WORLD TRENDS PORTFOLIO           Allianz Global
     ALLOCA-    (formerly AST Moderate Asset           Investors U.S. LLC
      TION      Allocation Portfolio): seeks highest
                potential total return consistent
                with its specified level of risk
                tolerance. The Portfolio will invest
                in a broad range of asset classes.
                Under normal circumstances,
                approximately 60% of the Portfolio's
                net assets will be invested to
                provide exposure to domestic and
                foreign equity securities and
                approximately 40% of its net assets
                will be invested to provide exposure
                to fixed income securities.
                Depending on market conditions, such
                equity exposure may range between
                50-70% of the Portfolio's net assets
                and such fixed income exposure may
                range between 30-50% of its net
                assets. The Portfolio may also
                invest in non-investment grade bonds
                which are commonly known as "junk
                bonds". Such exposure may be
                obtained through: (i) the purchase
                of "physical" securities (e.g.,
                common stocks, bonds, etc.); (ii)
                the use of derivatives (e.g., option
                and futures contracts on indices,
                securities, and commodities,
                currency forwards, etc.); and (iii)
                the purchase of exchange-traded
                funds.
    ------------------------------------------------------------------------
      ASSET     AST SCHRODERS GLOBAL TACTICAL          Schroder Investment
     ALLOCA-    PORTFOLIO seeks to outperform its       Management North
      TION      blended performance benchmark. The       America Inc./
                blended benchmark is comprised of      Schroder Investment
                45% Russell 3000(R), 12.5% MSCI EAFE    Management North
                (USD Hedged), 12.5% MSCI EAFE             America Ltd.
                (Local), and 30% Barclays U.S.
                Aggregate Bond Index. The Portfolio
                is a multi-asset class fund that
                allocates its assets among various
                regions and countries throughout the
                world, including the United States
                (but in no fewer than three
                countries). The subadvisors use
                various investment strategies,
                currency hedging, and a global
                tactical asset allocation strategy
                in order to help the Portfolio
                achieve its investment objective.
                Under normal circumstances,
                approximately 70% of the Portfolio's
                net assets are invested to provide
                exposure to equity securities and
                approximately 30% of its net assets
                are invested to provide exposure to
                fixed income securities, including
                non-investment grade bonds (commonly
                known as "junk bonds"). Depending on
                market conditions, such equity
                exposure may range between 60-80% of
                the Portfolio's net assets and such
                fixed income exposure may range
                between 20-40% of its net assets.
    ------------------------------------------------------------------------
      ASSET     AST SCHRODERS MULTI-ASSET WORLD        Schroder Investment
     ALLOCA-    STRATEGIES PORTFOLIO: seeks             Management North
      TION      long-term capital appreciation. The      America Inc./
                Portfolio seeks to achieve its         Schroder Investment
                objective through a flexible global     Management North
                asset allocation approach. This           America Ltd.
                approach entails investing in
                traditional asset classes, such as
                equity and fixed income investments,
                and alternative asset classes, such
                as investments in real estate,
                commodities, currencies, private
                equity, non-investment grade bonds,
                emerging market debt and absolute
                return strategies. The subadvisors
                seek to emphasize the management of
                risk and volatility. Exposure to
                different asset classes and
                investment strategies will vary over
                time based upon the subadvisor's
                assessments of changing market,
                economic, financial and political
                factors and events.
    ------------------------------------------------------------------------
    SMALL-CAP   AST SMALL-CAP GROWTH PORTFOLIO:           Eagle Asset
     GROWTH     seeks long-term capital growth. The    Management, Inc.;
                Portfolio pursues its objective by       Emerald Mutual
                investing, under normal                Fund Advisers Trust
                circumstances, at least 80% of the
                value of its assets in
                small-capitalization companies.
                Small-capitalization companies are
                those companies with a market
                capitalization, at the time of
                purchase, no larger than the largest
                capitalized company included in the
                Russell 2000(R) Growth Index at the
                time of the Portfolio's investment.
    ------------------------------------------------------------------------
    SMALL-CAP   AST SMALL-CAP VALUE PORTFOLIO: seeks      ClearBridge
      VALUE     to provide long-term capital growth    Investments, LLC;
                by investing primarily in                 J.P. Morgan
                small-capitalization stocks that           Investment
                appear to be undervalued. The          Management, Inc.;
                Portfolio invests, under normal        Lee Munder Capital
                circumstances, at least 80% of the         Group, LLC
                value of its net assets in small
                capitalization stocks. Small
                capitalization stocks are generally
                the stocks of companies with market
                capitalization that are within the
                market capitalization range of the
                Russell 2000(R) Value Index at the
                time of purchase. The Portfolio is
                subadvised by three different
                subadvisors and each subadvisor
                expects to utilize different
                investment strategies to achieve the
                Portfolio's objective.
    ------------------------------------------------------------------------

      STYLE/        INVESTMENT OBJECTIVES/POLICIES        PORTFOLIO
       TYPE                                                ADVISOR/
                                                         SUBADVISOR(S)
     ---------------------------------------------------------------------
       ASSET     AST T. ROWE PRICE ASSET ALLOCATION      T. Rowe Price
      ALLOCA-    PORTFOLIO: seeks a high level of       Associates, Inc.
       TION      total return by investing primarily
                 in a diversified portfolio of equity
                 and fixed income securities. The
                 Portfolio normally invests
                 approximately 60% of its total
                 assets in equity securities and 40%
                 in fixed income securities. This mix
                 may vary over shorter time periods:
                 the equity portion may range between
                 50-70% and the fixed income potion
                 may range between 30- 50%. The
                 subadvisor concentrates common stock
                 investments in larger, more
                 established companies, but the
                 Portfolio may include small and
                 medium-sized companies. The fixed
                 income portion of the Portfolio will
                 be allocated among investment grade
                 securities, high yield or "junk"
                 bonds, emerging market securities,
                 foreign high quality debt securities
                 and cash reserves. The Portfolio's
                 maximum combined exposure to foreign
                 equity and foreign fixed income
                 securities is 30% of the Portfolio's
                 net assets.
     ---------------------------------------------------------------------
     LARGE-CAP   AST T. ROWE PRICE EQUITY INCOME         T. Rowe Price
       VALUE     PORTFOLIO: seeks substantial           Associates, Inc.
                 dividend income as well as long-term
                 growth of capital through
                 investments in the common stocks of
                 established companies. The Portfolio
                 will normally invest at least 80% of
                 its net assets (including any
                 borrowings for investment purposes)
                 in common stocks, with 65% of net
                 assets (including any borrowings for
                 investment purposes) in
                 dividend-paying common stocks of
                 well-established companies. The
                 Portfolio will typically employ a
                 "value" approach in selecting
                 investments. T. Rowe Price's
                 research team will seek companies
                 that appear to be undervalued by
                 various measures and may be
                 temporarily out of favor but have
                 good prospects for capital
                 appreciation and dividend growth. In
                 selecting investments, T. Rowe Price
                 generally will look for companies in
                 the aggregate with one or more of
                 the following: an established
                 operating history, above-average
                 dividend yield relative to the S&P
                 500(R) Index, low price/earnings
                 ratio relative to the S&P 500(R)
                 Index, a sound balance sheet and
                 other positive financial
                 characteristics, and low stock price
                 relative to a company's underlying
                 value as measured by assets, cash
                 flow, or business franchises.
     ---------------------------------------------------------------------
     LARGE-CAP   AST T. ROWE PRICE LARGE-CAP GROWTH      T. Rowe Price
      GROWTH     PORTFOLIO: seeks long-term growth of   Associates, Inc.
                 capital by investing predominantly
                 in the equity securities of a
                 limited number of large, carefully
                 selected, high-quality U.S.
                 companies that are judged likely to
                 achieve superior earnings growth.
                 The Portfolio takes a growth
                 approach to investment selection and
                 normally invests at least 80% of its
                 net assets in the common stocks of
                 large companies. Large companies are
                 defined as those whose market
                 capitalization is larger than the
                 median market capitalization of
                 companies in the Russell 1000(R)
                 Growth Index as of the time of
                 purchase.
     ---------------------------------------------------------------------
     SPECIALTY   AST T. ROWE PRICE NATURAL RESOURCES     T. Rowe Price
                 PORTFOLIO: seeks long-term capital     Associates, Inc.
                 growth primarily through investing
                 in the common stocks of companies
                 that own or develop natural
                 resources (such as energy products,
                 precious metals and forest products)
                 and other basic commodities. The
                 Portfolio invests, under normal
                 circumstances, at least 80% of the
                 value of its assets in natural
                 resource companies. The Portfolio
                 may also invest in non-resource
                 companies with the potential for
                 growth. The Portfolio looks for
                 companies that have the ability to
                 expand production, to maintain
                 superior exploration programs and
                 production facilities, and the
                 potential to accumulate new
                 resources. Although the Portfolio is
                 primarily invested in U.S.
                 securities, up to 50% of total
                 assets also may be invested in
                 foreign securities.
     ---------------------------------------------------------------------

       STYLE/       INVESTMENT OBJECTIVES/POLICIES        PORTFOLIO
       TYPE                                                ADVISOR/
                                                         SUBADVISOR(S)
      --------------------------------------------------------------------
      FIXED      AST TEMPLETON GLOBAL BOND PORTFOLIO       Franklin
      INCOME     (formerly the AST T. Rowe Price        Advisers, Inc.
                 Global Bond Portfolio): seeks to
                 provide current income with capital
                 appreciation and growth of income.
                 The Portfolio invests, under normal
                 circumstances, at least 80% of the
                 value of its assets in fixed income
                 securities of any maturity,
                 including bonds, notes, bills and
                 debentures. The Portfolio invests
                 predominantly in fixed income
                 securities issued by governments and
                 government agencies located around
                 the world. The Portfolio may also
                 invest in inflation-indexed
                 securities, and may invest without
                 limit in developing markets and
                 expects to invest at least 40% of
                 its net assets in foreign
                 securities. The Portfolio focuses on
                 "investment grade" fixed income
                 securities but may invest up to 25%
                 of its total assets in fixed income
                 securities that are rated below
                 investment grade, commonly known as
                 "junk bonds". The Portfolio
                 regularly uses currency derivatives
                 and may also use other derivatives,
                 including swap agreements (which may
                 include interest rate and credit
                 default swaps).
      --------------------------------------------------------------------
      ASSET      AST WELLINGTON MANAGEMENT HEDGED         Wellington
      ALLOCA-    EQUITY PORTFOLIO: seeks to               Management
       TION      outperform a mix of 50% Russell         Company, LLP
                 3000(R) Index, 20% MSCI EAFE Index,
                 and 30% Treasury Bill Index over a
                 full market cycle by preserving
                 capital in adverse markets utilizing
                 an options strategy while
                 maintaining equity exposure to
                 benefit from up markets through
                 investments in Wellington
                 Management's equity investment
                 strategies. The Portfolio utilizes a
                 select spectrum of Wellington
                 Management's equity investment
                 strategies to invest in a broadly
                 diversified portfolio of common
                 stocks while also pursuing an equity
                 index option overlay strategy. The
                 Portfolio will normally invest at
                 least 80% of its assets in common
                 stocks of small, medium and large
                 companies and may also invest up to
                 30% of its assets in equity
                 securities of foreign issuers and
                 non-dollar denominated securities.
                 The equity index option overlay
                 strategy is designed to help
                 mitigate capital losses in adverse
                 market environments and employs a
                 put/spread collar to meet this goal.
      --------------------------------------------------------------------
      FIXED      AST WESTERN ASSET CORE PLUS BOND        Western Asset
      INCOME     PORTFOLIO: seeks to maximize total       Management
                 return, consistent with prudent        Company/ Western
                 investment management and liquidity    Asset Management
                 needs, by investing to obtain the      Company Limited
                 average duration specified for the
                 Portfolio. The Portfolio invests,
                 under normal circumstances, at least
                 80% of the value of its assets in
                 debt and fixed income securities.
                 The Portfolio's current target
                 average duration is generally 2.5 to
                 7 years. The Portfolio has the
                 ability to invest up to 20% in below
                 investment grade securities,
                 commonly known as "junk bonds" or
                 "high yield" securities.
      --------------------------------------------------------------------
      FIXED      AST WESTERN ASSET EMERGING MARKETS      Western Asset
      INCOME     DEBT PORTFOLIO: seeks to maximize        Management
                 total return. The Portfolio pursues    Company/ Western
                 its objective, under normal market     Asset Management
                 conditions, by investing at least      Company Limited
                 80% of its assets in fixed income
                 securities issued by governments,
                 government related entities and
                 corporations located in emerging
                 markets, and related instruments.
                 The Portfolio may invest without
                 limit in high yield debt securities
                 and related investments rated below
                 investment grade (that is,
                 securities rated below Baa/BBB), or,
                 if unrated, determined to be of
                 comparable credit quality by one of
                 the subadvisors. The Portfolio may
                 invest in below-investment grade
                 securities which are commonly
                 referred to as "junk bonds". The
                 Portfolio also may invest up to 50%
                 of its assets in non-U.S. dollar
                 denominated fixed income securities.
      --------------------------------------------------------------------

         INVESTMENT OBJECTIVES/POLICIES      STYLE/       PORTFOLIO
                                              TYPE         ADVISOR/
                                                         SUBADVISOR(S)
     ---------------------------------------------------------------------
                  PROFUND VP
     ---------------------------------------------------------------------
      EACH PROFUND VP PORTFOLIO DESCRIBED BELOW IS DESIGNED TO SEEK
      DAILY INVESTMENT RESULTS THAT, BEFORE FEES AND EXPENSES,
      CORRESPOND TO THE PERFORMANCE OF A DAILY BENCHMARK, SUCH AS THE
      DAILY PERFORMANCE OF AN INDEX OR SECURITY, OR THE INVERSE (-1X), A
      MULTIPLE (I.E., 1.25X OR 2X), OR AN INVERSE MULTIPLE (I.E., -1.25X
      OR -2X) OF THE DAILY PERFORMANCE OF AN INDEX OR SECURITY. EACH
      CLASSIC PROFUND VP AND SECTOR PROFUND VP PORTFOLIO SEEKS TO
      PROVIDE DAILY INVESTMENT RESULTS, BEFORE FEES AND EXPENSES, THAT
      MATCH (1X) THE PERFORMANCE OF ITS BENCHMARK. EACH ULTRA PROFUND VP
      PORTFOLIO SEEKS TO PROVIDE DAILY INVESTMENT RESULTS, BEFORE FEES
      AND EXPENSES, THAT CORRESPOND TO A MULTIPLE (I.E., 1.25X OR 2X) OF
      THE DAILY PERFORMANCE OF ITS BENCHMARK. EACH INVERSE PROFUND VP
      PORTFOLIO SEEKS TO PROVIDE DAILY INVESTMENT RESULTS, BEFORE FEES
      AND EXPENSES, THAT CORRESPOND TO THE INVERSE (-1X) OR AN INVERSE
      MULTIPLE (I.E., -1.25X OR -2X) OF THE DAILY PERFORMANCE OF ITS
      BENCHMARK. THE INVESTMENT STRATEGY OF SOME OF THE PORTFOLIOS MAY
      MAGNIFY (BOTH POSITIVELY AND NEGATIVELY) THE DAILY INVESTMENT
      RESULTS OF THE APPLICABLE INDEX OR SECURITY. IT IS RECOMMENDED
      THAT ONLY THOSE ANNUITY OWNERS WHO ENGAGE A FINANCIAL ADVISOR TO
      ALLOCATE THEIR ACCOUNT VALUE USING A STRATEGIC OR TACTICAL ASSET
      ALLOCATION STRATEGY INVEST IN THESE PORTFOLIOS. THE PORTFOLIOS ARE
      ARRANGED BASED ON THE INDEX ON WHICH ITS INVESTMENT STRATEGY IS
      BASED.
     ---------------------------------------------------------------------

      PROFUND VP CONSUMER GOODS: seeks      SPECIALTY   PROFUND ADVISORS
      investment results, before fees and                     LLC
      expenses, that correspond to the
      performance of the Dow Jones U.S.
      Consumer Goods Index (the "Index").
      To meet its investment objective,
      the Fund invests in equity
      securities that ProFund Advisors
      believes, in combination, should
      have similar return characteristics
      as the return of the Index.
     ---------------------------------------------------------------------

      THE DOW JONES U.S. CONSUMER GOODS/SM/ INDEX MEASURES THE
      PERFORMANCE OF THE CONSUMER GOODS SECTOR OF THE U.S. EQUITY MARKET.
      COMPONENT COMPANIES INCLUDE, AMONG OTHERS, AUTOMOBILES AND AUTO
      PARTS AND TIRES, BREWERS AND DISTILLERS, FARMING AND FISHING,
      DURABLE AND NON-DURABLE HOUSEHOLD PRODUCT MANUFACTURERS, COSMETIC
      COMPANIES, FOOD AND TOBACCO PRODUCTS, CLOTHING, ACCESSORIES AND
      FOOTWEAR.
     ---------------------------------------------------------------------

      PROFUND VP CONSUMER SERVICES: seeks   SPECIALTY   PROFUND ADVISORS
      investment results, before fees and                     LLC
      expenses, that correspond to the
      performance of the Dow Jones U.S.
      Consumer Services Index (the
      "Index"). To meet its investment
      objective, the Fund invests in
      equity securities that ProFund
      Advisors believes, in combination,
      should have similar return
      characteristics as the return of the
      Index.
     ---------------------------------------------------------------------

      THE DOW JONES U.S. CONSUMER SERVICES INDEX MEASURES THE PERFORMANCE
      OF CONSUMER SERVICES SECTOR OF THE U.S. EQUITY MARKET. COMPONENT
      COMPANIES INCLUDE, AMONG OTHERS, AIRLINES, BROADCASTING AND
      ENTERTAINMENT, APPAREL AND BROADLINE RETAILERS, FOOD AND DRUG
      RETAILERS, MEDIA AGENCIES, PUBLISHING, GAMBLING, HOTELS,
      RESTAURANTS AND BARS, AND TRAVEL AND TOURISM.
     ---------------------------------------------------------------------

      PROFUND VP FINANCIALS: seeks          SPECIALTY   PROFUND ADVISORS
      investment results, before fees and                     LLC
      expenses, that correspond to the
      performance of the Dow Jones U.S.
      Financials Index (the "Index"). To
      meet its investment objective, the
      Fund invests in equity securities
      that ProFund Advisors believes, in
      combination, should have similar
      return characteristics as the return
      of the Index.
     ---------------------------------------------------------------------

      THE DOW JONES U.S. FINANCIALS INDEX MEASURES THE PERFORMANCE OF THE
      FINANCIAL SERVICES SECTOR OF THE U.S. EQUITY MARKET. COMPONENT
      COMPANIES INCLUDE, AMONG OTHERS, REGIONAL BANKS; MAJOR U.S.
      DOMICILED INTERNATIONAL BANKS; FULL LINE, LIFE, AND PROPERTY AND
      CASUALTY INSURANCE COMPANIES; COMPANIES THAT INVEST, DIRECTLY OR
      INDIRECTLY IN REAL ESTATE; DIVERSIFIED FINANCIAL COMPANIES SUCH AS
      FANNIE MAE, CREDIT CARD ISSUERS, CHECK CASHING COMPANIES, MORTGAGE
      LENDERS AND INVESTMENT ADVISERS; SECURITIES BROKERS AND DEALERS,
      INCLUDING INVESTMENT BANKS, MERCHANT BANKS AND ONLINE BROKERS; AND
      PUBLICLY TRADED STOCK EXCHANGES.
     ---------------------------------------------------------------------

      PROFUND VP HEALTH CARE: seeks         SPECIALTY   PROFUND ADVISORS
      investment results, before fees and                     LLC
      expenses, that correspond to the
      performance of the Dow Jones U.S.
      Health Care/SM/ Index (the "Index").
      To meet its investment objective,
      the Fund invests in equity
      securities that ProFund Advisors
      believes, in combination, should
      have similar return characteristics
      as the return of the Index.
     ---------------------------------------------------------------------

      THE DOW JONES U.S. HEALTH CARE/SM/ INDEX MEASURES THE PERFORMANCE
      OF THE HEALTHCARE SECTOR OF THE U.S. EQUITY MARKET. COMPONENT
      COMPANIES INCLUDE, AMONG OTHERS, HEALTH CARE PROVIDERS,
      BIOTECHNOLOGY COMPANIES, MEDICAL SUPPLIES, ADVANCED MEDICAL DEVICES
      AND PHARMACEUTICALS.
     ---------------------------------------------------------------------

         INVESTMENT OBJECTIVES/POLICIES      STYLE/       PORTFOLIO
                                              TYPE         ADVISOR/
                                                         SUBADVISOR(S)
     ---------------------------------------------------------------------

      PROFUND VP INDUSTRIALS: seeks         SPECIALTY   PROFUND ADVISORS
      investment results, before fees and                     LLC
      expenses, that correspond to the
      performance of the Dow Jones U.S.
      Industrials Index (the "Index"). To
      meet its investment objective, the
      Fund invests in equity securities
      that ProFund Advisors believes, in
      combination, should have similar
      return characteristics as the return
      of the Index.
     ---------------------------------------------------------------------

      THE DOW JONES U.S. INDUSTRIALS/SM/ INDEX MEASURES THE PERFORMANCE
      OF THE INDUSTRIAL SECTOR OF THE U.S. EQUITY MARKET. COMPONENT
      COMPANIES INCLUDE, AMONG OTHERS, BUILDING MATERIALS, HEAVY
      CONSTRUCTION, FACTORY EQUIPMENT, HEAVY MACHINERY, INDUSTRIAL
      SERVICES, POLLUTION CONTROL, CONTAINERS AND PACKAGING, INDUSTRIAL
      DIVERSIFIED, AIR FREIGHT, MARINE TRANSPORTATION, RAILROADS,
      TRUCKING, LAND-TRANSPORTATION EQUIPMENT, SHIPBUILDING,
      TRANSPORTATION SERVICES, ADVANCED INDUSTRIAL EQUIPMENT, ELECTRIC
      COMPONENTS AND EQUIPMENT, AND AEROSPACE.
     ---------------------------------------------------------------------

      PROFUND VP LARGE-CAP GROWTH: seeks    LARGE-CAP   PROFUND ADVISORS
      investment results, before fees and    GROWTH           LLC
      expenses, that correspond to the
      performance of the S&P 500(R) Growth
      Index (the "Index"). To meet its
      investment objective, the Fund
      invests in equity securities that
      ProFund Advisors believes, in
      combination, should have similar
      return characteristics as the return
      of the Index.
     ---------------------------------------------------------------------

      THE S&P 500(R) GROWTH INDEX IS DESIGNED TO PROVIDE A COMPREHENSIVE
      MEASURE OF LARGE-CAP U.S. EQUITY "GROWTH" PERFORMANCE. IT IS AN
      UNMANAGED FLOAT ADJUSTED, MARKET CAPITALIZATION WEIGHTED INDEX
      COMPRISING STOCKS REPRESENTING APPROXIMATELY HALF THE MARKET
      CAPITALIZATION OF THE S&P 500 THAT HAVE BEEN IDENTIFIED AS BEING ON
      THE GROWTH END OF THE GROWTH-VALUE SPECTRUM.
     ---------------------------------------------------------------------

      PROFUND VP LARGE-CAP VALUE: seeks     LARGE-CAP   PROFUND ADVISORS
      investment results, before fees and     VALUE           LLC
      expenses, that correspond to the
      performance of the S&P 500(R) Value
      Index (the "Index"). To meet its
      investment objective, the Fund
      invests in equity securities that
      ProFund Advisors believes, in
      combination, should have similar
      return characteristics as the return
      of the Index.
     ---------------------------------------------------------------------

      THE S&P 500(R) VALUE INDEX IS DESIGNED TO PROVIDE A COMPREHENSIVE
      MEASURE OF LARGE-CAP U.S. EQUITY "VALUE" PERFORMANCE. IT IS AN
      UNMANAGED FLOAT-ADJUSTED, MARKET CAPITALIZATION WEIGHTED INDEX
      COMPRISING STOCKS REPRESENTING APPROXIMATELY HALF THE MARKET
      CAPITALIZATION OF THE S&P 500 THAT HAVE BEEN IDENTIFIED AS BEING ON
      THE VALUE END OF THE GROWTH-VALUE SPECTRUM.
     ---------------------------------------------------------------------

      PROFUND VP MID-CAP GROWTH: seeks       MID-CAP    PROFUND ADVISORS
      investment results, before fees and    GROWTH           LLC
      expenses, that correspond to the
      performance of the S&P MidCap 400(R)
      Growth Index(R) (the "Index"). To
      meet its investment objective, the
      Fund invests in equity securities
      that ProFund Advisors believes, in
      combination, should have similar
      return characteristics as the return
      of the Index.
     ---------------------------------------------------------------------

      THE S&P MIDCAP 400(R) GROWTH INDEX IS DESIGNED TO PROVIDE A
      COMPREHENSIVE MEASURE OF MID-CAP U.S. EQUITY "GROWTH" PERFORMANCE.
      IT IS AN UNMANAGED FLOAT ADJUSTED, MARKET CAPITALIZATION WEIGHTED
      INDEX COMPRISING STOCKS REPRESENTING APPROXIMATELY HALF THE MARKET
      CAPITALIZATION OF THE S&P MIDCAP 400 THAT HAVE BEEN IDENTIFIED AS
      BEING ON THE GROWTH END OF THE GROWTH-VALUE SPECTRUM.
     ---------------------------------------------------------------------

      PROFUND VP MID-CAP VALUE: seeks        MID-CAP    PROFUND ADVISORS
      investment results, before fees and     VALUE           LLC
      expenses, that correspond to the
      performance of the S&P MidCap 400(R)
      Value Index (the "Index"). To meet
      its investment objective, the Fund
      invests in equity securities that
      ProFund Advisors believes, in
      combination, should have similar
      return characteristics as the return
      of the Index.
     ---------------------------------------------------------------------

      THE S&P MIDCAP 400(R) VALUE INDEX IS DESIGNED TO PROVIDE A
      COMPREHENSIVE MEASURE OF MID-CAP U.S. EQUITY "VALUE" PERFORMANCE.
      IT IS AN UNMANAGED FLOAT ADJUSTED, MARKET CAPITALIZATION WEIGHTED
      INDEX COMPRISING STOCKS REPRESENTING APPROXIMATELY HALF THE MARKET
      CAPITALIZATION OF THE S&P MIDCAP 400 THAT HAVE BEEN IDENTIFIED AS
      BEING ON THE VALUE END OF THE GROWTH-VALUE SPECTRUM.
     ---------------------------------------------------------------------

         INVESTMENT OBJECTIVES/POLICIES       STYLE/        PORTFOLIO
                                               TYPE          ADVISOR/
                                                           SUBADVISOR(S)
     ------------------------------------------------------------------------

      PROFUND VP REAL ESTATE: seeks          SPECIALTY    PROFUND ADVISORS
      investment results, before fees and                       LLC
      expenses, that correspond to the
      performance of the Dow Jones U.S.
      Real Estate Index (the "Index"). To
      meet its investment objective, the
      Fund invests in equity securities
      that ProFund Advisors believes, in
      combination, should have similar
      return characteristics as the return
      of the Index.
     ------------------------------------------------------------------------

      THE DOW JONES U.S. REAL ESTATE/SM/ INDEX MEASURES THE PERFORMANCE
      OF THE REAL ESTATE SECTOR OF THE U.S. EQUITY MARKET. COMPONENT
      COMPANIES INCLUDE REAL ESTATE HOLDING AND DEVELOPMENT, MANAGEMENT
      OR OWNERSHIP OF SHOPPING MALLS, APARTMENT BUILDINGS AND HOUSING
      DEVELOPMENTS; AND REAL ESTATE INVESTMENT TRUSTS ("REITS") THAT
      INVEST IN INDUSTRIAL, OFFICE AND RETAIL PROPERTIES. REITS ARE
      PASSIVE INVESTMENT VEHICLES THAT INVEST PRIMARILY IN
      INCOME-PRODUCING REAL ESTATE OR REAL ESTATE RELATED LOANS OR
      INTERESTS.
     ------------------------------------------------------------------------

      PROFUND VP SMALL-CAP GROWTH: seeks     SMALL-CAP    PROFUND ADVISORS
      investment results, before fees and     GROWTH            LLC
      expenses, that correspond to the
      performance of the S&P SmallCap
      600(R) Growth Index(R) (the
      "Index"). To meet its investment
      objective, the Fund invests in
      equity securities that ProFund
      Advisors believes, in combination,
      should have similar return
      characteristics as the return of the
      Index.
     ------------------------------------------------------------------------

      THE S&P SMALLCAP 600(R) GROWTH INDEX IS DESIGNED TO PROVIDE A
      COMPREHENSIVE MEASURE OF SMALL-CAP U.S. EQUITY "GROWTH"
      PERFORMANCE. IT IS AN UNMANAGED FLOAT-ADJUSTED, MARKET
      CAPITALIZATION WEIGHTED INDEX COMPRISING STOCKS REPRESENTING
      APPROXIMATELY HALF THE MARKET CAPITALIZATION OF THE S&P SMALLCAP
      600 THAT HAVE BEEN IDENTIFIED AS BEING ON THE GROWTH END OF THE
      GROWTH-VALUE SPECTRUM. SECURITIES ARE SELECTED FOR INCLUSION IN THE
      INDEX BY AN S&P COMMITTEE THROUGH A NON-MECHANICAL PROCESS THAT
      FACTORS IN CRITERIA SUCH AS LIQUIDITY, PRICE, MARKET
      CAPITALIZATION, FINANCIAL VIABILITY, AND PUBLIC FLOAT.
     ------------------------------------------------------------------------

      PROFUND VP SMALL-CAP VALUE: seeks      SMALL-CAP    PROFUND ADVISORS
      investment results, before fees and      VALUE            LLC
      expenses, that correspond to the
      performance of the S&P SmallCap
      600(R) Value Index (the "Index"). To
      meet its investment objective, the
      Fund invests in equity securities
      that ProFund Advisors believes, in
      combination, should have similar
      return characteristics as the return
      of the Index.
     ------------------------------------------------------------------------

      THE S&P SMALLCAP 600(R) VALUE INDEX IS DESIGNED TO PROVIDE A
      COMPREHENSIVE MEASURE OF SMALL-CAP U.S. EQUITY "VALUE" PERFORMANCE.
      IT IS AN UNMANAGED FLOAT-ADJUSTED, MARKET CAPITALIZATION WEIGHTED
      INDEX COMPRISING STOCKS REPRESENTING APPROXIMATELY HALF THE MARKET
      CAPITALIZATION OF THE S&P SMALLCAP 600 THAT HAVE BEEN IDENTIFIED AS
      BEING ON THE VALUE END OF THE GROWTH-VALUE SPECTRUM. SECURITIES ARE
      SELECTED FOR INCLUSION IN THE INDEX BY AN S&P COMMITTEE THROUGH A
      NON-MECHANICAL PROCESS THAT FACTORS IN CRITERIA SUCH AS LIQUIDITY,
      PRICE, MARKET CAPITALIZATION, FINANCIAL VIABILITY, AND PUBLIC FLOAT.
     ------------------------------------------------------------------------

      PROFUND VP TELECOMMUNICATIONS: seeks   SPECIALTY    PROFUND ADVISORS
      investment results, before fees and                       LLC
      expenses, that correspond to the
      performance of the Dow Jones U.S.
      Telecommunications Index (the
      "Index"). To meet its investment
      objective, the Fund invests in
      equity securities that ProFund
      Advisors believes, in combination,
      should have similar return
      characteristics as the return of the
      Index.
     ------------------------------------------------------------------------

      THE DOW JONES U.S. TELECOMMUNICATIONS/SM/ INDEX MEASURES THE
      PERFORMANCE OF THE TELECOMMUNICATIONS INDUSTRY OF THE U.S. EQUITY
      MARKET. COMPONENT COMPANIES INCLUDE, AMONG OTHERS, FIXED-LINE
      COMMUNICATIONS AND WIRELESS COMMUNICATIONS COMPANIES.
     ------------------------------------------------------------------------

      PROFUND VP UTILITIES: seeks            SPECIALTY    PROFUND ADVISORS
      investment results, before fees and                       LLC
      expenses, that correspond to the
      performance of the Dow Jones U.S.
      Utilities Index (the "Index"). To
      meet its investment objective, the
      Fund invests in equity securities
      that ProFund Advisors believes, in
      combination, should have similar
      return characteristics as the return
      of the Index.
     ------------------------------------------------------------------------

      THE DOW JONES U.S. UTILITIES/SM/ INDEX MEASURES THE PERFORMANCE OF
      THE UTILITIES SECTOR OF THE U.S. EQUITY MARKET. COMPONENT COMPANIES
      INCLUDE, AMONG OTHERS, ELECTRIC UTILITIES, GAS UTILITIES AND WATER
      UTILITIES.
     ------------------------------------------------------------------------





 Dow Jones has no relationship to the ProFunds VP, other than the licensing of the Dow Jones sector indices and its service marks for use in connection with the ProFunds VP. The ProFunds VP are not sponsored, endorsed, sold, or promoted by Standard & Poor's or NASDAQ, and neither Standard & Poor's nor NASDAQ makes any representations regarding the advisability of investing in the ProFunds VP.

 WHAT ARE THE FIXED RATE OPTIONS?
 The Fixed Rate Options consist of the DCA Fixed Rate Option used with our 6 or 12 Month DCA Program, the one-year Fixed Rate Option and (with respect to Highest Daily Lifetime Five only), the Benefit Fixed Rate Account. We describe the Benefit Fixed Rate Account in the section of the prospectus concerning Highest Daily Lifetime Five. We no longer offer our 6 or 12 Month DCA Program.

 No specific fees or expenses are deducted when determining the rate we credit to a Fixed Rate Option. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to a Fixed Rate Option, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would. Any Tax Charge applies to amounts that are taken from the Sub-accounts or the Fixed Rate Option.

 ONE-YEAR FIXED INTEREST RATE OPTION
 We offer a one-year Fixed Rate Option. When you select this option, your payment will earn interest at the established rate for the applicable interest rate period. A new interest rate period is established every time you allocate or transfer money into a Fixed Rate Option. You may have money allocated in more than one interest rate period at the same time. This could result in your money earning interest at different rates and each interest rate period maturing at a different time. While these interest rates may change from time to time the minimum interest rate is what is set forth in your Annuity contract. We may restrict your ability to allocate Account Value to the Fixed Rate Options if you elect certain optional benefits. The interest rate that we credit to the Fixed Rate Options may be reduced by an amount that corresponds to the asset-based charges assessed against the Sub-accounts.

 Amounts allocated to the Fixed Rate Option become part of Pruco Life's general assets. We set a one-year base guaranteed annual interest rate for the one-year Fixed Rate Option. We may also provide an additional interest rate on each Purchase Payment allocated to this option for the first year after the payment. This additional interest rate will not apply to amounts transferred from other investment options within an Annuity or amounts remaining in this option for more than one year. We will permit transfers out of the one-year Fixed Rate Option only during the 30 day period following the end of the one-year period. We retain the right to limit the amount of Account Value that may be transferred into or out of the one-year Fixed Rate Option. In addition, we reserve the right to cease offering this investment option for periods of time.

 OTHER FIXED RATE INTEREST OPTIONS WE MAY OFFER FROM TIME TO TIME
 In addition to the one-year Fixed Rate Option, we offer DCA Fixed Rate Options that are used with our 6 or 12 Month Dollar Cost Averaging Program. ("6 or 12 Month DCA Program"). Account Value allocated to the DCA Fixed Rate options earns the declared rate of interest while it is transferred over a 6 or 12 month period into the Sub-accounts that you have designated. Because the interest we credit is applied against a balance that declines as transfers are made periodically to the Sub-accounts, you do not earn interest on the full amount you allocated initially to the DCA Fixed Rate Options. A dollar cost averaging program does not assure a profit, or protect against a loss. We no longer offer our 6 or 12 Month DCA Program.

 6 OR 12 MONTH DOLLAR COST AVERAGING PROGRAM (THE "6 OR 12 MONTH DCA PROGRAM")-We no longer offer our 6 or 12 Month DCA Program.
 The 6 or 12 Month DCA Program was available for contracts issued between May 1, 2009 and October 31, 2011. The program is subject to our rules at the time of election and may not be available in conjunction with other programs and benefits we make available. We may discontinue, modify or amend this program from time to time. Highest Daily Lifetime 6 Plus and Spousal Highest Daily Lifetime 6 Plus are the only optional living benefits and the Combination 5% Roll-up + HAV death benefit is the only death benefit you may participate in if you also participate in the 6 or 12 Month DCA Program, although you do not need to select any optional benefit to participate in the program. To participate in the 6 or 12 Month DCA Program, you must allocate at least a $2000 Purchase Payment to our DCA Fixed Rate Options. Dollar cost averaging does not assure a profit, or protect against a loss.

 THE KEY FEATURES OF THIS PROGRAM ARE AS FOLLOWS:
   . You may only allocate purchase payments to these DCA Fixed Rate Options. You may not transfer Account Value into this program.
   .   As part of your election to participate in the 6 or 12 Month DCA
       Program, you specify whether the monthly transfers under the 6 or 12 Month DCA Program are to be made over a 6 month or 12 month period. We then set the monthly transfer amount, by dividing the Purchase Payment you have allocated to the DCA Fixed Rate Options by the number of months. For example, if you allocated $6000, and selected a 6 month DCA Program, we would transfer $1000 each month. We will adjust the monthly transfer amount if, during the transfer period, the amount allocated to the DCA Fixed Rate Options is reduced (e.g., due to the deduction of the applicable portion of the fee for an optional benefit, withdrawals or due to a transfer of Account Value out of the DCA Fixed Rate Options initiated by the mathematical formula used with Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus). In that event, we will re-calculate the amount of each remaining transfer by dividing the amount in the DCA Fixed Rate Option by the number of remaining transfers. If the recalculated transfer amount is below the minimum transfer required by the program, we will transfer the remaining amount from the DCA Fixed Rate Option on the next scheduled transfer and terminate the program.
   . Any withdrawals, transfers, or fees deducted from the DCA Fixed Rate Options will reduce the DCA Fixed Rate Options on a "last-in, first-out" basis. If you have only one 6 or 12 Month DCA Program in operation, withdrawals, transfers, or fees may be deducted from the DCA Fixed Rate Options associated with that Program. You may, however, have more than one 6 or 12 Month DCA Program operating at the same time (so long as any such additional 6 or 12 Month DCA Program is of the same duration). For example, you may have more than one 6 month DCA Program running, but may not have a 6 month Program running simultaneously with a 12 month Program. If you have multiple 6 or 12 Month DCA Programs running, then the above reference to "last-in, first-out" means that amounts will be deducted first from the DCA Fixed Rate Options associated with the 6 or 12 Month DCA Program that was established most recently.
   . 6 or 12 Month DCA transfers will begin on the date the DCA Fixed Rate Option is established (unless modified to comply with state law) and on each month following until the entire principal amount plus earnings is transferred.
   .   We do not count transfers under the 6 or 12 Month DCA Program against the number of free transfers allowed under your Annuity.
   . The minimum transfer amount is $100, although we will not impose that requirement with respect to the final amount to be transferred under the Program.
   . If you are not participating in Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus, we will make transfers under the 6 or 12 Month DCA Program to the Sub-accounts that you specified upon your election of the Program. If you are participating in any Highest Daily Lifetime 7 Plus benefit or any Highest Daily Lifetime 6 Plus benefit, we will allocate amounts transferred out of the DCA Fixed Rate Options in the following manner: (a) if you are participating in the Custom Portfolios Program (we may have referred to the "Custom Portfolios Program" as the "Optional Allocation and Rebalancing Program" in other materials), we will allocate to the Sub-accounts in accordance with the rules of that program (b) if you are not participating in the Optional Allocation and Rebalancing Program, we will make transfers under the Program to the Sub-accounts that you specified upon your election of the Program, provided those instructions comply with the allocation requirements for Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus and (c) whether or not you participate in the Optional Allocation and Rebalancing Program, no portion of our monthly transfer under the 6 or 12 Month DCA Program will be directed initially to the
       AST Investment Grade Bond Sub-account (although the DCA Fixed Rate
       Option is treated as a "Permitted Sub-account" for purposes of transfers to the AST Investment Grade Bond Sub-account under the pre-determined mathematical formula under the Highest Daily Lifetime 7 Plus or Highest Daily Lifetime 6 Plus benefits) (see below).
   . If you are participating in Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options associated with the 6 or 12 Month DCA Program. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis.
   . If you are participating in one of our automated withdrawal programs (e.g., Systematic Withdrawals), we may include within that withdrawal program amounts held within the DCA Fixed Rate Options. If you have elected any Highest Daily Lifetime 7 Plus benefit or Highest Daily Lifetime 6 Plus benefit, any withdrawals will be taken on a pro-rata basis from your Sub-accounts and the DCA Fixed Rate Options.
   .   We impose no fee for your participation in the 6 or 12 Month DCA Program.

   . You may cancel the DCA Program at any time. If you do, we will transfer any remaining amount held within the DCA Fixed Rate Options according to your instructions. If you do not provide any such instructions, we will transfer any remaining amount held in the DCA Fixed Rate Options on a pro rata basis to the Sub-accounts in which you are invested currently. If any such Sub-account is no longer available, we may allocate the amount that would have been applied to that Sub-account to the AST Money Market Sub-account, unless restricted due to benefit election.

   . You cannot utilize "rate lock" with the 6 or 12 Month DCA Program. The interest rate we credit under the program will be the rate on the date the purchase payment is allocated to the 6 or 12 Month DCA Program.
   . We credit interest to amounts held within the DCA Fixed Rate Options at the applicable declared rates. We credit such interest until the earliest of the following (a) the date the entire amount in the DCA Fixed Rate Option has been transferred out (b) the date the entire amount in the DCA Fixed Rate Option is withdrawn (c) the date as of which any death benefit payable is determined or (d) the Annuity Date.
   . The interest rate earned in a DCA Fixed Rate Option will be no less than the minimum guaranteed interest rate. We may, from time to time, declare new interest rates for new purchase payments that are higher than the minimum guaranteed interest rate. Please note that the interest rate that we apply under the 6 or 12 Month DCA Program is applied to a declining balance. Therefore, the amount of interest you receive will decrease as amounts are systematically transferred from the DCA Fixed Rate Option to the Sub-accounts, and the effective interest rate earned will therefore be less than the declared interest rate.
   . The 6 or 12 Month DCA Program may be referred to in your Rider and/or the Application as the "Enhanced Dollar Cost Averaging Program."

 NOTE: WHEN A 6 OR 12 MONTH DCA PROGRAM IS ESTABLISHED FROM A DCA FIXED RATE OPTION, THE FIXED RATE OF INTEREST WE CREDIT TO YOUR ACCOUNT VALUE IS APPLIED TO A DECLINING BALANCE DUE TO THE TRANSFERS OF ACCOUNT VALUE TO THE SUB-ACCOUNTS (INCLUDING ANY TRANSFERS UNDER AN OPTIONAL BENEFIT FORMULA). THIS WILL REDUCE THE EFFECTIVE RATE OF RETURN ON THE DCA FIXED RATE OPTION.

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


                               FEES AND CHARGES

 The charges under each Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under each Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuities exceed our total costs in connection with the Annuities, we will earn a profit. Otherwise we will incur a loss. For example, Pruco Life may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations under an Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose, including payment of other expenses that Pruco Life incurs in promoting, distributing, issuing and administering an Annuity and, with respect to the X Series, to offset a portion of the costs associated with offering any Credit features which are funded through Pruco Life's general account.

 The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk, nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Annuity. A portion of the proceeds that Pruco Life receives from charges that apply to the Sub-accounts may include amounts based on market appreciation of the Sub-account values including, for the X Series, appreciation on amounts that represent any Purchase Credit or Longevity Credit.

 WHAT ARE THE CONTRACT FEES AND CHARGES?
 CONTINGENT DEFERRED SALES CHARGE (CDSC): We do not deduct a sales charge from purchase payments you make to your Annuity. However, we may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials and other promotional expenses. The CDSC is calculated as a percentage of your Purchase Payment being surrendered or withdrawn. The CDSC percentage varies with the number of years that have elapsed since each Purchase Payment being withdrawn was made. If a withdrawal is effective on the day before the anniversary of the date that the Purchase Payment being withdrawn was made, then the CDSC percentage as of the next following year will apply. The CDSC percentages for the B Series, the L Series, and the X Series are shown under "Summary of Contract Fees and Charges." If you purchase the X series and make a withdrawal that is subject to a CDSC, we may use part of that CDSC to recoup our costs of providing the Credit. However, we do not impose any CDSC on your withdrawal of a Credit amount.

 With respect to a partial withdrawal, we calculate the CDSC by assuming that any available free withdrawal amount is taken out first (see How Much Can I Withdraw as a Free Withdrawal?). If the free withdrawal amount is not sufficient, we then assume that withdrawals are taken from purchase payments that have not been previously withdrawn, on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity.

 For purposes of calculating any applicable CDSC on a surrender, the purchase payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior partial withdrawals or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the purchase payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount.

 We may waive any applicable CDSC under certain circumstances including certain medically related circumstances or when taking a Minimum Distribution from an Annuity purchased as a "qualified" investment. Free Withdrawals and Minimum Distributions are each explained more fully in the section entitled "Access to Account Value."


 TRANSFER FEE: Currently, you may make 20 free transfers between investment options each Annuity Year. We currently charge $10.00 for each transfer after the 20/th/ in each Annuity Year. The fee will never be more than $20.00 for each transfer. We do not consider transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the 20 free transfers. All transfers made on the same day will be treated as one
 (1) transfer. Renewals or transfers of Account Value from a Fixed Rate Option at the end of its Guarantee Period are not subject to the Transfer Fee and are not counted toward the 20 free transfers. Similarly, transfers made under our 6 or 12 Month DCA Program and transfers made pursuant to a formula used with an optional benefit are not subject to the Transfer Fee and are not counted toward the 20 free transfers. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If you are enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.

 ANNUAL MAINTENANCE FEE: During the accumulation period we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $35.00 or 2% of your Account Value (including any amount in Fixed Rate Options), whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender. The fee is taken out only from the Sub-accounts. Currently, the Annual Maintenance Fee is only deducted if your Account Value is less than $100,000 on the anniversary of the Issue Date or at the time of surrender. We do not impose the Annual Maintenance Fee upon annuitization, the payment of a Death Benefit, or a Medically-Related Surrender. We may increase the Annual Maintenance Fee. However, any increase will only apply to Annuities issued after the date of the increase. For beneficiaries that elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Account Value. For the Beneficiary Continuation Option, the fee is only applicable if the Account Value is less than $25,000 at the time the fee is assessed. The amount of this charge may differ in certain States.


 TAX CHARGE: Several states and some municipalities charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. We pay the tax either when purchase payments are received, upon surrender or when the Account Value is applied under an annuity option. The tax charge is designed to approximate the taxes that we are required to pay and is assessed as a percentage of purchase payments, surrender value, or Account Value as applicable. The tax charge currently ranges up to 3 1/2%. We may assess a charge against the Sub-accounts and the Fixed Rate Options equal to any taxes which may be imposed upon the separate accounts.

 We will pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Annuity. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

 In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because
 (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract.

 INSURANCE CHARGE: We deduct an Insurance Charge daily. The charge is assessed against the average daily assets allocated to the Sub-accounts and is equal to the amount indicated under "Summary of Contract Fees and Charges". The Insurance Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate Pruco Life for providing the insurance benefits under each Annuity, including each Annuity's basic Death Benefit that provides guaranteed benefits to your beneficiaries even if the market declines and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge also covers administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge covers the risk that our assumptions about the mortality risks and expenses under each Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. We may increase the portion of the total Insurance Charge that is deducted for administrative costs; however, any increase will only apply to Annuities issued after the date of the increase.

 The Insurance Charge is not deducted against assets allocated to a Fixed Rate Option. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Rate Options or the DCA Fixed Rate Option, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would.

 OPTIONAL BENEFITS FOR WHICH WE ASSESS A CHARGE: If you elect to purchase certain optional benefits, we will deduct an additional charge. For some optional benefits, the charge is deducted from your Account Value allocated to the Sub-accounts. This charge is included in the daily calculation of the Unit Price for each Sub-account. For certain other optional benefits, such as Highest Daily Lifetime 6 Plus, the charge is assessed against greater of Account Value and the Protected Withdrawal Value and is taken out of the Sub-accounts and DCA Fixed Rate Options periodically. Please refer to the section entitled "Summary of Contract Fees and Charges" for the list of charges for each optional benefit.

 SETTLEMENT SERVICE CHARGE: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a Settlement Service Charge, although the Insurance Charge no longer applies. The charge is assessed daily against the assets allocated to the Sub-accounts and is equal to an annual charge of 1.00%.

 FEES AND EXPENSES INCURRED BY THE PORTFOLIOS: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. These fees and expenses are reflected daily by each Portfolio before it provides Pruco Life with the net asset value as of the close of business each Valuation Day. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios.

 WHAT CHARGES APPLY TO THE FIXED RATE OPTIONS?
 No specific fees or expenses are deducted when determining the rate we credit to a Fixed Rate Option. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Rate Options, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would. Any CDSC or Tax Charge applies to amounts that are taken from the Sub-accounts or the Fixed Rate Options.

 WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?
 If you select a fixed payment option, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. Also, a tax charge may apply (see "Tax Charge" above).

 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES

 We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

                            PURCHASING YOUR ANNUITY


 PLEASE NOTE THAT THESE ANNUITIES ARE NO LONGER AVAILABLE FOR NEW SALES. THE INFORMATION PROVIDED IN THIS SECTION IS FOR INFORMATIONAL PURPOSES ONLY.


 WHAT ARE OUR REQUIREMENTS FOR PURCHASING ONE OF THE ANNUITIES?

 We may apply certain limitations, restrictions, and/or underwriting standards as a condition of our issuance of an Annuity and/or acceptance of Purchase Payments. All such conditions are described below.


 INITIAL PURCHASE PAYMENT: We no longer allow new purchases of these Annuities, except in certain states/jurisdictions. Previously, you must have made a minimum initial Purchase Payment as follows: $1,000 for the B Series and $10,000 for the X Series and the L Series. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we may accept a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent purchase payments plus your initial Purchase Payment total the minimum initial Purchase Payment amount required for the Annuity purchased.


 We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equals $1,000,000 or more with respect to this Annuity and any other annuities you are purchasing from us (or that you already own) and/or our affiliates. To the extent allowed by state law, that required approval also will apply to a proposed change of owner of the Annuity, if as a result of the ownership change, total Purchase Payments would equal or exceed that $1 million threshold. Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block an Annuity Owner's ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.


 Speculative Investing - Do not purchase this Annuity if you, anyone acting on your behalf, and/or anyone providing advice to you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to termination of the Annuity. Your Annuity may not be traded on any stock exchange or secondary market. By purchasing this Annuity, you represent and warrant that you are not using this Annuity, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.

 Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships, endowments and grantor trusts with multiple grantors. Further, we will only issue an Annuity, allow changes of ownership and/or permit assignments to certain ownership types if the Annuity is held exclusively for the benefit of the designated annuitant. These rules are subject to state law. Additionally, we will not permit election or re-election of any optional death benefit or optional living benefit by certain ownership types. We may issue an Annuity in ownership structures where the annuitant is also the participant in a Qualified or Non-Qualified employer sponsored plan and the Annuity represents his or her segregated interest in such plan. We reserve the right to further limit, restrict and/or change to whom we will issue an Annuity in the future, to the extent permitted by state law. Further, please be aware that we do not provide administration for employer-sponsored plans and may also limit the number of plan participants that elect to use our Annuity as a funding vehicle.


 Except as noted below, purchase payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Pruco Life. Purchase payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, purchase payments may be transmitted to Pruco Life via wiring funds through your Financial Professional's broker-dealer firm. Additional purchase payments may also be applied to your Annuity under an electronic funds transfer, an arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. We may also suspend or cancel electronic funds transfer privileges if we have limited, restricted, suspended or rejected our acceptance of additional Purchase Payments. Our acceptance of a check is subject to our ability to collect funds.


 AGE RESTRICTIONS: Unless we agree otherwise and subject to our rules, the Owner (or Annuitant if entity owned) must not be older than a maximum issue age as of the Issue Date of the Annuity as follows: age 85 for the B Series and the L Series and age 75 for the X Series. No additional purchase payments will be permitted after age 85 for any of the Annuities. If an Annuity is owned jointly, the oldest of the Owners must not be older than the maximum issue age on the Issue Date. You should consider your need to access your Account Value and whether the Annuity's liquidity features will satisfy that need. Under the Beneficiary Annuity, the maximum issue age is 70 based on the Key Life. If you take a distribution prior to age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. The availability and level of protection of certain optional benefits may vary based on the age of the Owner on the Issue Date of the Annuity or the date of the Owner's death.

 "BENEFICIARY" ANNUITY
 If you are a beneficiary of an annuity that was owned by a decedent, subject to the following requirements, you may transfer the proceeds of the decedent's annuity into one of the Annuities described in this Prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a non-qualified annuity, for distributions based on lives age 70 or under. This transfer option is also not available if the proceeds are being transferred from an annuity issued by us or one of our affiliates and the annuity offers a "Beneficiary Continuation Option".

 Upon purchase, the Annuity will be issued in the name of the decedent for your benefit. You must take required distributions at least annually, which we will calculate based on the applicable life expectancy in the year of the decedent's death, using Table 1 in IRS Publication 590. These distributions are not subject to any CDSC.

 For IRAs and Roth IRAs, distributions must begin by December 31 of the year following the year of the decedent's death. If you are the surviving spouse beneficiary, distributions may be deferred until the decedent would have attained age 70 1/2, however if you choose to defer distributions, you are responsible for complying with the distribution requirements under the Code, and you must notify us when you would like distributions to begin. For additional information regarding the tax considerations applicable to beneficiaries of an IRA or Roth IRA, see "Required Distributions Upon Your Death for Qualified Annuity Contracts" in the Tax Considerations section of this Prospectus.

 For non-qualified Annuities, distributions must begin within one year of the decedent's death. For additional information regarding the tax considerations applicable to beneficiaries of a non-qualified Annuity see "Required Distributions Upon Your Death for Nonqualified Annuity Contracts" in the Tax Consideration section of your prospectus.

 You may choose to take more than your required distribution. You may take withdrawals in excess of your required distributions, however your withdrawal may be subject to the Contingent Deferred Sales Charge. Any withdrawals reduce the required distribution for the year. All applicable charges will be assessed against your Annuity, such as the Insurance Charge and the Annual Maintenance Fee.

 The Annuity may provide a basic Death Benefit upon death, and you may name "successors" who may either receive the Death Benefit as a lump sum or continue receiving distributions after your death under the Beneficiary Continuation Option.

 Please note the following additional limitations for a Beneficiary Annuity:
..   No additional purchase payments are permitted. You may only make a one-time initial purchase payment transferred to us directly from another annuity or eligible account. You may not make your purchase payment as an indirect rollover, or combine multiple "Transfer of Assets" or "TOA's" into a single contract as part of this "Beneficiary" Annuity.
..   You may not elect any optional living or death benefits.
..   You may not annuitize the Annuity; no annuity options are available.
..   You may participate only in the following programs: Auto-Rebalancing,
    Dollar Cost Averaging (but not the 6 or 12 Month DCA Program), or
    Systematic Withdrawals.
..   You may not assign or change ownership of the Annuity, and you may not change or designate another life upon which distributions are based. A "beneficiary annuity" may not be co-owned.
..   If the Annuity is funded by means of transfer from another "Beneficiary
    Annuity" with another company, we require that the sending company or the beneficial owner provide certain information in order to ensure that applicable required distributions have been made prior to the transfer of the contract proceeds to us. We further require appropriate information to enable us to accurately determine future distributions from the Annuity. Please note we are unable to accept a transfer of another "Beneficiary Annuity" where taxes are calculated based on an exclusion amount or an exclusion ratio of earnings to original investment. We are also unable to accept a transfer of an annuity that has annuitized.
..   The beneficial owner of the Annuity can be an individual, grantor trust, or, for an IRA or Roth IRA, a qualified trust. In general, a qualified trust (1) must be valid under state law; (2) must be irrevocable or became irrevocable by its terms upon the death of the IRA or Roth IRA owner; and
    (3) the beneficiaries of the trust who are beneficiaries with respect to the trust's interest in this Annuity must be identifiable from the trust instrument and must be individuals. A qualified trust must provide us with a list of all beneficiaries to the trust (including contingent and remainder beneficiaries with a description of the conditions on their entitlement), all of whom must be individuals, as of September 30th of the year following the year of death of the IRA or Roth IRA owner, or date of Annuity application if later. The trustee must also provide a copy of the trust document upon request. If the beneficial owner of the Annuity is a grantor trust, distributions must be based on the life expectancy of the grantor. If the beneficial owner of the Annuity is a qualified trust, distributions must be based on the life expectancy of the oldest beneficiary under the trust.
..   If this Beneficiary Annuity is transferred to another company as a tax-free exchange with the intention of qualifying as a beneficiary annuity with the receiving company, we may require certifications from the receiving company that required distributions will be made as required by law.
..   If you are transferring proceeds as beneficiary of an annuity that is owned by a decedent, we must receive your transfer request at least 45 days prior to your first required distribution. If, for any reason, your transfer request impedes our ability to complete your first distribution by the required date, we will be unable to accept your transfer request.

 OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

   . Owner: The Owner(s) holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint owners are required to act jointly; however, if each owner provides us with an instruction that we find acceptable, we will permit each owner to act independently on behalf of both owners. All information and documents that we are required to send you will be sent to the first named owner. The co-ownership by entity-owners or an entity-owner and an individual is not permitted. Refer to the Glossary of Terms for a complete description of the term "Owner."
   . Annuitant: The Annuitant is the person upon whose life we continue to make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the accumulation period. In limited circumstances and where allowed by law, we may allow you to name one or more Contingent Annuitants with our prior approval. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of "Considerations for Contingent Annuitants" in the Tax Considerations section of the Prospectus. For Beneficiary Annuities, instead of an Annuitant there is a "Key Life" which is used to determine the annual required distributions.

   . Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary Designation should be the exact name of your beneficiary, not only a reference to the beneficiary's relationship to you. If you use a designation of "surviving spouse," we will pay the Death Benefit to the individual that is your spouse at the time of your death (as defined under the federal tax laws and regulations). If no beneficiary is named the Death Benefit will be paid to you or your estate. For Annuities that designate a custodian or a plan as Owner, the custodian or plan must also be designated as the Beneficiary. For Beneficiary Annuities, instead of a Beneficiary, the term "Successor" is used.


 Your right to make certain designations may be limited if your Annuity is to be used as an IRA, Beneficiary Annuity or other "qualified" investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.

                             MANAGING YOUR ANNUITY

 MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?
 In general, you may change the Owner, Annuitant and Beneficiary Designations by sending us a request in writing in a form acceptable to us. However, if the Annuity is held as a Beneficiary Annuity, the Owner may not be changed and you may not designate another Key Life upon which distributions are based. Upon an ownership change, including an assignment, any automated investment or withdrawal programs will be canceled. The new owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Some of the changes we will not accept include, but are not limited to:
..   a new Owner subsequent to the death of the Owner or the first of any co-Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner's death;
..   a new Annuitant subsequent to the Annuity Date;
..   for "non-qualified" investments, a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity;
..   a change in Beneficiary if the Owner had previously made the designation irrevocable;
..   a new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, and grantor trusts with multiple grantors; and
..   a new Annuitant for a contract issued to a grantor trust where the new
    Annuitant is not the grantor of the trust.

 There are also restrictions on designation changes when you have elected certain optional benefits. See the "Living Benefits" and "Death Benefits" sections of this Prospectus for any such restrictions.


 If you wish to change the Owner and/or Beneficiary under the Annuity, or to assign the Annuity, you must deliver the request to us in writing at our Service Office. Any change of Owner and/or Beneficiary, or assignment of the Annuity, will take effect when accepted and recorded by us. We will allow changes of ownership and/or assignments only if the Annuity is held exclusively for the benefit of the designated Annuitant. We are not responsible for any transaction processed before a change of Owner and/or Beneficiary, or an assignment of the Annuity, is accepted and recorded by us.

 UNLESS PROHIBITED BY APPLICABLE STATE LAW. WE RESERVE THE RIGHT TO REFUSE A PROPOSED CHANGE OF OWNER AND/OR BENEFICIARY, AND A PROPOSED ASSIGNMENT OF THE ANNUITY. WE ACCEPT ASSIGNMENTS OF NON-QUALIFIED ANNUITIES ONLY.

 We will reject a proposed change where the proposed Owner, Annuitant, Beneficiary or assignee is any of the following:
..   a company(ies) that issues or manages viatical or structured settlements;
..   an institutional investment company;
..   an Owner with no insurable relationship to the Annuitant or Contingent
    Annuitant (a "Stranger-Owned Annuity" or "STOA"); or
..   a change in designation(s) that does not comply with or that we cannot administer in compliance with Federal and/or state law.

 WE WILL IMPLEMENT THIS RIGHT ON A NON-DISCRIMINATORY BASIS, AND TO THE EXTENT ALLOWED BY STATE LAW, AND ARE NOT OBLIGATED TO PROCESS ANY SUCH REQUEST WITHIN ANY PARTICULAR TIME FRAME. We assume no responsibility for the validity or tax consequences of any change of Owner and/or Beneficiary or any assignment of the Annuity, and may be required to make reports of ownership changes and/or assignments to the appropriate federal, state and/or local taxing authorities. You should consult with a qualified tax advisor for complete information and advice prior to any ownership change or assignment. Once an ownership change or assignment is processed, the tax reporting cannot be reversed.


 DEATH BENEFIT SUSPENSION UPON CHANGE OF OWNER OR ANNUITANT. If there is a change of Owner or Annuitant, the change may affect the amount of the Death Benefit. See the Death Benefit section of this prospectus for additional details.

 SPOUSAL DESIGNATIONS
 If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-owner unless you elect an alternative Beneficiary Designation. Unless you elect an alternative Beneficiary Designation, upon the death of either spousal Owner, the surviving spouse may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. The Death Benefit that would have been payable will be the new Account Value of the Annuity as of the date of due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the beneficiary of the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional purchase payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.

 Spousal assumption is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code ("Code") (or any successor Code section thereto) ("Custodial Account") and, on the date of the Annuitant's death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal adviser.


 Note that any division of your Annuity due to divorce will be treated as a withdrawal and the non-owner spouse may then decide whether he or she would like to use the withdrawn funds to purchase a new Annuity that is then available to new contract owners.

 Certain spousal rights under the contract, and our administration of such spousal rights and related tax reporting comport with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). Depending on the state in which your Annuity is issued, we may offer certain spousal benefits same-sex to civil union couples, domestic partners or spouses. You should be aware, however, that federal tax law does not recognize same-sex civil union couples, domestic partners or spouses. Therefore, we cannot permit a same-sex civil union partner, domestic partner or spouse to continue the Annuity within the meaning of the tax law upon the death of the first partner under the Annuity's "spousal continuance" provision. An alternative distribution option, referred to as a "taxable contract continuation", is available to same-sex civil union partners, domestic partners and spouses. The taxable contract continuation option results in immediate taxation while allowing for spousal continuation of the Annuity, including any spousal benefit, for insurance law purposes. If this distribution option is elected, the contract will be treated as terminated from a tax reporting perspective with all benefits immediately taxable, and the contract will continue with a cost basis equal to the value of the contract at the deemed termination. If this distribution option is elected for a qualified contract, such as an IRA, the contract will be a treated as a non-qualified Annuity contract going forward. Same-sex civil union couples, domestic partners and spouses should consider the application of federal tax law before selecting a spousal benefit under the Annuity.


 CONTINGENT ANNUITANT
 Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Internal Revenue Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account as described in the above section.

 Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. If the Custodial Account elects to receive the Death Benefit, the Account Value of the Annuity as of the date of due proof of death of the Annuitant will reflect the amount that would have been payable had a Death Benefit been paid. See the section above entitled "Spousal Designations" for more information about how the Annuity can be continued by a Custodial Account.

 MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?
 If after purchasing your Annuity you change your mind and decide that you do not want it, you may return it to us within a certain period of time known as a right to cancel period. This is often referred to as a "free look." Depending on the state in which you purchased your Annuity and, in some states, if you purchased the Annuity as a replacement for a prior contract, the right to cancel period may be ten (10) days or longer, measured from the time that you received your Annuity. If you return your Annuity during the applicable period, we will refund your current Account Value plus any tax charge deducted, and depending on your state's requirements, any applicable insurance charges deducted. The amount returned to you may be higher or lower than the Purchase Payment(s) applied during the right to cancel period. However, where required by law, we will return your purchase payment(s) if they are greater than your current Account Value, less any federal and state income tax withholding. With respect to the X Series, if you return your Annuity, we will not return any Purchase Credits we applied to your Annuity based on your purchase payments.

 MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?

 Unless we agree otherwise and subject to our rules, the minimum amount that we accept as an additional Purchase Payment is $100 unless you participate in Pruco Life's Systematic Investment Plan or a periodic Purchase Payment program. Purchase payments made while you participate in an asset allocation program will be allocated in accordance with such program. Additional purchase payments may be made at any time before the Annuity Date (unless the Annuity is held as a Beneficiary Annuity) or prior to the Owner's 86th birthday, unless the Annuity is held as a Beneficiary Annuity. Please see the "Living Benefits" section of this prospectus for further information on additional Purchase Payments. However, Purchase Payments are not permitted if the Account Value drops to zero.


 MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?
 You can make additional purchase payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity, unless the Annuity is held as a Beneficiary Annuity. We call our electronic funds transfer program

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



 "Pruco Life's Systematic Investment Plan." Different allocation requirements may apply in connection with certain optional benefits. We may allow you to invest in your Annuity with a lower initial Purchase Payment, as long as you authorize payments through an electronic funds transfer that will equal at least the minimum Purchase Payment set forth above during the first 12 months of your Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur. We may also suspend or cancel electronic funds transfer privileges if we have limited, restricted, suspended or rejected our acceptance of additional purchase payments.


 MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?
 These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic purchase payments through a salary reduction program as long as the allocations are made only to Sub-accounts and the periodic purchase payments received in the first year total at least the minimum Purchase Payment set forth above.

                          MANAGING YOUR ACCOUNT VALUE

 HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?
 (See "Valuing Your Investment" for a description of our procedure for pricing initial and subsequent purchase payments.)

 INITIAL PURCHASE PAYMENT: Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions for allocating your Account Value. The Purchase Payment is your initial Purchase Payment minus any tax charges that may apply. You can allocate purchase payments to one or more available Sub-accounts or a Fixed Rate Option (other than the Benefit Fixed Rate Account). Investment restrictions will apply if you elect certain optional benefits.

 SUBSEQUENT PURCHASE PAYMENTS: Unless you have provided us with other specific allocation instructions for one, more than one, or all subsequent purchase payments, we will allocate any additional purchase payments you make according to your initial Purchase Payment allocation instructions. If you so instruct us, we will allocate subsequent purchase payments according to any new allocation instructions.

 HOW DO I RECEIVE A LONGEVITY CREDIT UNDER THE X SERIES?
 We apply a Longevity Credit to your Annuity's Account Value beginning at the end of your tenth Annuity Year ("tenth Annuity Anniversary") and every Annuity Anniversary thereafter. The Longevity Credit is equal to 0.40% of the sum of all purchase payments that have been in the Annuity for more than 9 years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the end of the period. On any Annuity Anniversary, if the total purchase payments that have been in the Annuity for more than 9 years are less than the cumulative amount of withdrawals made, no Longevity Credit will be applied to your Annuity. Also, no Longevity Credit will be applied to your Annuity if your Account Value is zero when a Longevity Credit would otherwise be paid. This would include any situation where the Annuity is still in force due to the fact that payments are being made under an optional benefit such as Lifetime Five, Spousal Lifetime Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, or Spousal Highest Daily Lifetime 6 Plus. In addition, no Longevity Credit will be applied to your Annuity if before the Annuity Anniversary when a Longevity Credit would otherwise be paid: (i) you have surrendered your Annuity; (ii) you have annuitized your Annuity; or (iii) we have received due proof of your death (and there has been no spousal continuation election made). If your spouse continues the Annuity under our spousal continuation option, we will apply the Longevity Credit to your Annuity beginning on the tenth Annuity Anniversary measured from the date that we originally issued you the Annuity. Since the Longevity Credit is applied to the Account Value only, any guarantees that are not based on Account Value will not reflect the Longevity Credit. Similarly, guarantees that are made against a loss in Account Value will not be triggered in certain very limited circumstances where they otherwise would have been, had no Longevity Credit been applied to the Account Value.

 HOW ARE LONGEVITY CREDITS APPLIED TO MY ACCOUNT VALUE UNDER THE X SERIES?
 Any Longevity Credit that is allocated to your Account Value will be allocated to a Fixed Rate Option, the Benefit Fixed Rate Account and Sub-accounts in the same percentages as purchase payments are then being allocated to your Annuity.

 HOW DO I RECEIVE A PURCHASE CREDIT UNDER THE X SERIES?
 We apply a "Purchase Credit" to your Annuity's Account Value each time you make a Purchase Payment. The amount of the Purchase Credit is payable from our general account. The amount of the Purchase Credit depends on the age of the oldest Owner (or Annuitant if entity-owned) when the Purchase Payment is applied to the Annuity according to the table below:

OLDEST OWNER'S AGE ON THE DATE THAT THE PURCHASE          PURCHASE CREDIT ON PURCHASE
       PAYMENT IS APPLIED TO THE ANNUITY          PAYMENTS AS THEY ARE APPLIED TO THE ANNUITY
---------------------------------------------------------------------------------------------
                    0 - 80                                           6.00%*
                    81 - 85                                          3.00%
---------------------------------------------------------------------------------------------

 * For X series Annuities issued prior to a specified date, the credit applicable to ages 0 - 80 is 5%.

 HOW IS EACH PURCHASE CREDIT APPLIED TO ACCOUNT VALUE UNDER THE X SERIES
 ANNUITY?
 Each Purchase Credit is allocated to your Account Value at the time the Purchase Payment is applied to your Account Value. The amount of the Purchase Credit is allocated to the investment options in the same ratio as the applicable Purchase Payment is applied.

 EXAMPLES OF APPLYING THE PURCHASE CREDIT

 INITIAL PURCHASE PAYMENT
 Assume you are 65 years old and you make an initial Purchase Payment of $450,000. We would apply a 6.0% Purchase Credit to your Purchase Payment and allocate the amount of the Purchase Credit ($27,000 = $450,000 X .06) to your Account Value in the proportion that your Purchase Payment is allocated.

 The amount of any Purchase Credit applied to your X Series Account Value can be recovered by Pruco Life under certain circumstances:
..   any Purchase Credit applied to your Account Value on purchase payments made within the 12 months before the Owner's (or Annuitant's if entity-owned) date of death will be recovered (to the extent allowed by State law);
..   the amount available under the medically-related surrender portion of the
    Annuity will not include the amount of any Purchase Credit payable on purchase payments made within 12 months of the date the medically-related surrender is exercised; and
..   if you elect to "free look" your Annuity, the amount returned to you will not include the amount of any Purchase Credit.

 The Account Value may be substantially reduced if Pruco Life recovers the Purchase Credit amount under these circumstances. The amount we take back will equal the Purchase Credit, without adjustment up or down for investment performance. Therefore, any gain on the Purchase Credit amount will not be taken back. But if there was a loss on the Purchase Credit, the amount we take back will still equal the amount of the Purchase Credit. We do not deduct a CDSC in any situation where we recover the Purchase Credit amount.

 GENERAL INFORMATION ABOUT THE PURCHASE CREDIT FEATURE
..   We do not consider a Purchase Credit to be "investment in the contract" for income tax purposes.
..   You may not withdraw the amount of any Purchase Credit under the Free
    Withdrawal provision. The Free Withdrawal provision only applies to withdrawals of purchase payments.

 ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS? During the accumulation period you may transfer Account Value between investment options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We do not currently require a minimum amount in each Sub-account you allocate Account Value to at the time of any allocation or transfer.


 Currently, we charge $10.00 for each transfer after the 20/th/ in each Annuity Year. Transfers made as part of a Dollar Cost Averaging (including the 6 or 12 Month DCA Program) or Automatic Rebalancing program do not count toward the 20 free transfer limit. Renewals or transfers of Account Value from a Fixed Rate Option at the end of its Guarantee Period or pursuant to the 6 or 12 Month DCA Program are not subject to the transfer charge. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may also increase the Transfer Fee that we charge to $20.00 for each transfer after the number of free transfers has been used up. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.


 Currently, any transfer involving the ProFunds VP Sub-accounts must be received by us no later than 3:00 p.m. Eastern time (or one hour prior to any announced closing of the applicable securities exchange) to be processed on the current Valuation Day. The "cut-off" time for such financial transactions involving a ProFunds VP Sub-account will be extended to 1/2 hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically, including through Prudential Annuities' internet website (www.prudentialannuities.com). Owners attempting to process a transfer request between the applicable "cut-off" time and 4:00 p.m., are informed that their transactions cannot be processed as requested.

 Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission as a "writing", (ii) will treat multiple transfer requests submitted on the same Valuation Day as a single transfer, and
 (iii) do not count any transfer that solely involves Sub-accounts corresponding to any ProFund Portfolio and/or the AST Money Market Portfolio, or any transfer that involves one of our systematic programs, such as automated withdrawals.

 Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called "market timing," can make it very difficult for a Portfolio manager to manage a Portfolio's investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. Each Annuity offers Sub-accounts designed for Owners who wish to engage in frequent transfers (i.e., one or more of the Sub-accounts corresponding to the ProFund Portfolios and the AST Money Market Portfolio), and we encourage Owners seeking frequent transfers to utilize those Sub-accounts.

 In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or
 (b) we are informed by a Portfolio (e.g., by the Portfolio's portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio.

 Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:
..   With respect to each Sub-account (other than the AST Money Market
    Sub-account or a Sub-account corresponding to a ProFund Portfolio), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the "Transfer Out") all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the "Restricted Sub-account"). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as automated withdrawals; (ii) do not count any transfer that solely involves the AST Money Market Portfolio or any ProFund Portfolios; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.
..   We reserve the right to effect exchanges on a delayed basis for all contracts. That is, we may price an exchange involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the exchange request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.

 If we deny one or more transfer requests under the foregoing rules, we will inform you or your Financial Professional promptly of the circumstances concerning the denial.

 There are contract owners of different variable annuity contracts that are funded through the same Separate Account that may not be subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Finally, there are contract owners of other variable annuity contracts or variable life contracts that are issued by Pruco Life as well as other insurance companies that have the same underlying mutual fund portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by a Financial Professional are subject to the restrictions on transfers between investment options that are discussed above, if the advisor manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying mutual fund's assets which may affect all contract owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by an Financial Professional) and will not waive a transfer restriction for any contract owner.

 ALTHOUGH OUR TRANSFER RESTRICTIONS ARE DESIGNED TO PREVENT EXCESSIVE TRANSFERS, THEY ARE NOT CAPABLE OF PREVENTING EVERY POTENTIAL OCCURRENCE OF EXCESSIVE TRANSFER ACTIVITY.
 The Portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners (including an Annuity Owner's TIN number), and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.

 A Portfolio also may assess a short term trading fee (redemption fee) in connection with a transfer out of the Sub-account investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each Portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no Portfolio has adopted a short-term trading fee.

 DO YOU OFFER MORE THAN ONE DOLLAR COST AVERAGING PROGRAM?
 Yes. As discussed below, we offer Dollar Cost Averaging Programs during the accumulation period. In general, Dollar Cost Averaging allows you to systematically transfer an amount periodically from one Sub-account to one or more other Sub-accounts. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from Sub-accounts. By investing amounts on a regular basis instead of investing the total amount at one time, Dollar Cost Averaging may decrease the effect of market fluctuation on the investment of your Purchase Payment. This may result in a lower average cost of units over time. However, there is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market. We do not deduct a charge for participating in a Dollar Cost Averaging program. The Dollar Cost Averaging Program is in addition to any Dollar Cost Averaging program that would be made available in connection with the 6 or 12 Month DCA Program we may offer from time to time as described above.

 DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?
 Yes. During the accumulation period, we offer Automatic Rebalancing among the Sub-accounts you choose. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you chose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the "overweighted" Sub-accounts to the "underweighted" Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift. We also offer the Custom Portfolios Program (we may have referred to the "Custom Portfolios Program" as the "Optional Allocation and Rebalancing Program" in other materials), which is available if you elect one of the Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, or Highest Daily GRO II benefits.

 Any transfer to or from any Sub-account that is not part of your Automatic Rebalancing program, will be made; however, that Sub-account will not become part of your rebalancing program unless we receive instructions from you indicating that you would like such option to become part of the program.

 There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a systematic withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.


 If you are participating in an optional living benefit (such as Highest Daily Lifetime 6 Plus) that makes transfers under a pre-determined mathematical formula, and you have elected automatic rebalancing, you should be aware that:
 (a) the AST bond portfolio used as part of the pre-determined mathematical formula will not be included as part of automatic rebalancing and (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that you specified originally as part of your Automatic Rebalancing Program.


 MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?
 Yes. Subject to our rules, your Financial Professional may forward instructions regarding the allocation of your Account Value, and request financial transactions involving investment options. IF YOUR FINANCIAL PROFESSIONAL HAS THIS AUTHORITY, WE DEEM THAT ALL TRANSACTIONS THAT ARE DIRECTED BY YOUR FINANCIAL PROFESSIONAL WITH RESPECT TO YOUR ANNUITY HAVE BEEN AUTHORIZED BY YOU. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Financial Professional until we receive notification of the revocation of such person's authority. We may also suspend, cancel or limit these privileges at any time. We will notify you if we do.

 PLEASE NOTE: Contracts managed by your Financial Professional also are subject to the restrictions on transfers between investment options that are discussed in the section entitled "ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?" Since transfer activity under contracts managed by a Financial Professional may result in unfavorable consequences to all contract owners invested in the affected options we reserve the right to limit the investment options available to a particular Owner whose contract is managed by the advisor or impose other transfer restrictions we deem necessary. Your Financial Professional will be informed of all such restrictions on an ongoing basis. We may also require that your Financial Professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.prudential.com). Limitations that we may impose on your Financial Professional under the terms of the administrative agreement do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this Prospectus. PLEASE NOTE THAT IF YOU HAVE ENGAGED A THIRD-PARTY INVESTMENT ADVISOR TO PROVIDE ASSET ALLOCATION SERVICES WITH RESPECT TO YOUR ANNUITY, WE DO NOT ALLOW YOU TO ELECT AN OPTIONAL BENEFIT THAT REQUIRES INVESTMENT IN AN ASSET ALLOCATION PORTFOLIO AND/OR THAT INVOLVES MANDATORY ACCOUNT VALUE TRANSFERS (E.G. HIGHEST DAILY GRO).

 It is your responsibility to arrange for the payment of the advisory fee charged by your investment advisor. Similarly, it is your responsibility to understand the advisory services provided by your investment advisor and the advisory fees charged for the services.

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                            ACCESS TO ACCOUNT VALUE

 WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?
 During the accumulation period you can access your Account Value through partial withdrawals, Systematic Withdrawals, and where required for tax purposes, Required Minimum Distributions. You can also surrender your Annuity at any time. We may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC, if applicable. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called "Free Withdrawals." Unless you notify us differently, withdrawals are taken pro rata based on the Account Value in the investment options at the time we receive your withdrawal request (i.e. "pro rata" meaning that the percentage of each investment option withdrawn is the same percentage that the investment option bears to the total Account Value). Each of these types of distributions is described more fully below.

 ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NON-QUALIFIED ANNUITIES?

 DURING THE ACCUMULATION PERIOD
 A distribution during the accumulation period is deemed to come first from any "gain" in your Annuity and second as a return of your "tax basis", if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer's age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.

 DURING THE ANNUITIZATION PERIOD
 During the annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have "exclusionary rules" that we use to determine what portion of each annuity payment should be treated as a return of any tax basis you have in your Annuity. Once the tax basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The tax basis in your Annuity may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

 There may also be tax implications on distributions from qualified Annuities. See "Tax Considerations" for information about qualified Annuities and for additional information about non-qualified Annuities.

 CAN I WITHDRAW A PORTION OF MY ANNUITY?
 Yes, you can make a withdrawal during the accumulation period.
   . To meet liquidity needs, you can withdraw a limited amount from your Annuity during each Annuity Year without application of any CDSC. We call this the "Free Withdrawal" amount. The Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of your Annuity. After any partial withdrawal, your Annuity must have a Surrender Value of at least $1,000, or we may treat the partial withdrawal request as a request to fully surrender your Annuity. The minimum Free Withdrawal you may request is $100.
   . You can also make withdrawals in excess of the Free Withdrawal amount. The minimum partial withdrawal you may request is $100.

 To determine if a CDSC applies to partial withdrawals, we:

 1. First determine what, if any, amounts qualify as a Free Withdrawal. These amounts are not subject to the CDSC.
 2. Next determine what, if any, remaining amounts are withdrawals of purchase payments. Amounts in excess of the Free Withdrawal amount will be treated as withdrawals of purchase payments unless all purchase payments have been previously withdrawn. These amounts are subject to the CDSC. Purchase payments are withdrawn on a first-in, first-out basis. We withdraw your oldest purchase payments first so that the lowest CDSC will apply to the amount withdrawn.
 3. Withdraw any remaining amounts from any other Account Value. These amounts are not subject to the CDSC.

 You may request a withdrawal for an exact dollar amount after deduction of any CDSC that applies (called a "net withdrawal") or request a gross withdrawal from which we will deduct any CDSC that applies, resulting in less money being payable to you than the amount you requested. If you request a net withdrawal, the amount deducted from your Account Value to pay the CDSC may also be subject to a CDSC. Partial withdrawals may also be available following annuitization but only if you choose certain annuity payment options. (NOTE, HOWEVER, THAT WE DO NOT PERMIT COMMUTATION ONCE ANNUITY PAYMENTS HAVE COMMENCED).

 To request the forms necessary to make a withdrawal from your Annuity, call 1-888-PRU-2888 or visit our Internet Website at www.prudentialannuities.com.

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 HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?
 The maximum Free Withdrawal amount during each Annuity Year is equal to 10% of all purchase payments that are subject to a CDSC. Withdrawals made within an Annuity Year reduce the Free Withdrawal amount available for the remainder of the Annuity Year. If you do not make a withdrawal during an Annuity Year, you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year.

 CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD?

 Yes. Our systematic withdrawal program is an administrative program designed for you to withdraw a specified amount from your Annuity on an automated basis at the frequency you select ("systematic withdrawals"). This program is available to you at no additional charge. We may cease offering this program or change the administrative rules related to the program at any time on a non-discriminatory basis.

 You may not have a systematic withdrawal program, as described in this section, if you are receiving substantially equal periodic payments under Sections 72(t) and 72(q) of the Internal Revenue Code or Required Minimum Distributions.

 You may terminate your systematic withdrawal program at any time. Ownership changes to, and assignment of, your Annuity will terminate any systematic withdrawal program on the Annuity as of the effective date of the change or assignment. Requesting partial withdrawals while you have a systematic withdrawal program may also terminate your systematic withdrawal program as described below.

 Systematic withdrawals can be made from your Account Value allocated to the Sub-accounts or certain MVA Options. Please note that systematic withdrawals may be subject to any applicable CDSC and/or an MVA. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.

 The minimum amount for each systematic withdrawal is $100. If any scheduled systematic withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled systematic withdrawal.

 We will withdraw systematic withdrawals from the Investment Options you have designated (your "designated Investment Options"). If you do not designate Investment Options for systematic withdrawals, we will withdraw systematic withdrawals pro rata based on the Account Value in the Investment Options at the time we pay out your withdrawal. "Pro rata" means that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value. For any scheduled systematic withdrawal for which you have elected a specific dollar amount and have specified percentages to be withdrawn from your designated Investment Options, if the amounts in your designated Investment Options cannot satisfy such instructions, we will withdraw systematic withdrawals pro rata (as described above) based on the Account Value across all of your Investment Options.

 If you have a Guaranteed Lifetime Minimum Withdrawal Benefit and elect, or have elected, to receive withdrawals under the benefit using our systematic withdrawal program, please be advised of the current administrative rules associated with this program:
..   Excluding Lifetime Five, systematic withdrawals must be taken from your
    Account Value on a pro rata basis from the Investment Options at the time we process each withdrawal.
..   If you either have an existing or establish a new systematic withdrawal program for a) your Annual Income Amount or Annual Withdrawal Amount (only applicable to Lifetime Five) or LIA Amount (only applicable to a Lifetime Income Accelerator Benefit) or b) for a designated amount that is less than your Annual Income Amount, and we receive a request for a partial withdrawal from your Annuity in Good Order, we will process your partial withdrawal request and may cancel your systematic withdrawal program.
..   If you either have or establish a new systematic withdrawal program for an amount greater than your Annual Income Amount or LIA Amount, it is important to note that these systematic withdrawals may result in Excess Income which will negatively impact your guaranteed withdrawal amounts available in future Annuity Years. Taking partial withdrawals in addition to your systematic withdrawal program will further increase the impact on your future guaranteed withdrawal amounts.
..   For a discussion of how a withdrawal of Excess Income would impact your optional living benefits, see "Living Benefits" later in this prospectus.


 DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTIONS 72(T)/72(Q) OF THE INTERNAL REVENUE CODE?
 Yes. If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of "substantially equal periodic payments." For contracts issued as non-qualified annuities, the Internal Revenue Code provides for the same exemption from penalty under Section 72(q) of the Code. Distributions received under these provisions in any Annuity Year that exceed the maximum amount available as a free withdrawal will be subject to any applicable CDSC. To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. There is no minimum Surrender Value we require to allow you to begin a program for withdrawals under Sections 72(t)/72(q). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.

 You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 1/2 that are not subject to the 10% penalty.

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



 WHAT ARE REQUIRED MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM? (See "Tax Considerations" for a further discussion of Required Minimum Distributions.)

 Required Minimum Distributions are a type of Systematic Withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the owner's lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make Systematic Withdrawals in amounts that satisfy the minimum distribution rules under the Code. We do not assess a CDSC on Required Minimum Distributions from your Annuity if you are required by law to take such Required Minimum Distributions from your Annuity at the time it is taken provided the amount withdrawn is the amount we calculate as the RMD and is paid out through a program of systematic withdrawals that we make available. However, a CDSC (if applicable) may be assessed on that portion of a Systematic Withdrawal that is taken to satisfy the Required Minimum Distribution provisions in relation to other savings or investment plans under other qualified retirement plans not maintained with Pruco Life.

 The amount of the Required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to Systematic Withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.

 You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Required Minimum Distribution provisions under the Code.

 Please see "Highest Daily Lifetime 6 Plus" under the subsection "Required Minimum Distributions" for further information relating to Required Minimum Distributions if you own that benefit.

 CAN I SURRENDER MY ANNUITY FOR ITS VALUE?
 Yes. During the accumulation period you can surrender your Annuity at any time. Upon surrender, you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity.

 For purposes of calculating any applicable CDSC on surrender, the purchase payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under the Free Withdrawal provision or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the purchase payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount.

 Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value. To request the forms necessary to surrender your Annuity, call 1-888-PRU-2888 or visit our Internet Website at www.prudential.com.

 We apply as a threshold, in certain circumstances, a minimum Surrender Value of $1,000. If you purchase an Annuity without a lifetime guaranteed minimum withdrawal benefit, we will not allow you to take any withdrawals that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. Likewise, if you purchase an Annuity with certain lifetime guaranteed minimum withdrawal benefits, we will not allow you to take a Non-Lifetime Withdrawal (see "Living Benefits") that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. See "What Types of Annuity Options Are Available?" for information on the impact of the minimum Surrender Value at annuitization.

 WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?

 Where permitted by law, you may request to surrender all or part of your Annuity prior to the Annuity Date without application of any otherwise applicable CDSC upon occurrence of a medically-related "Contingency Event" as described below (a "Medically-Related Surrender"). The requirements of such a surrender and waiver may vary by state. If you request a full surrender, the amount payable will be your Account Value minus: (a) the amount of any Purchase Credits applied within 12 months prior to your request to surrender your Annuity under this provision (or otherwise stipulated by applicable State law), and (b) the amount of any Purchase Credits added in conjunction with any purchase payments received after our receipt of your request for a Medically-Related Surrender (e.g. purchase payments received at such time pursuant to a salary reduction program). With respect to partial surrenders, we similarly reserve the right to recapture Purchase Credits as described above (if allowed by State law).


 This waiver of any applicable CDSC is subject to our rules in place at the time of your request, which currently include but are not limited to the following:

   . The Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the "Contingency Event" described below in order to qualify for a Medically-Related Surrender;

   . The Annuitant must be alive as of the date we pay the proceeds of such surrender request;
   . if the Owner is one or more natural persons, all such Owners must also be alive at such time;
   . we must receive satisfactory proof of the Owner's (or the Annuitant's if entity-owned) confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us; and
   .   no additional purchase payments can be made to the Annuity.

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 A "Contingency Event" occurs if the Owner (or Annuitant if entity-owned):
   . first confined in a "Medical Care Facility" while your Annuity is in force and remains confined for at least 90 days in a row; or
   . first diagnosed as having a "Fatal Illness" while your Annuity is in force.


 The definitions of "Medical Care Facility" and "Fatal Illness," as well as additional terms and conditions, are provided in your Annuity. Specific details and definitions in relation to this benefit may differ in certain jurisdictions. This waiver is not available in Massachusetts.


 WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?
 We currently make annuity options available that provide fixed annuity payments. Fixed options provide the same amount with each payment. We do not guarantee to make any annuity payment options available in the future other than those fixed annuitization options guaranteed in your Annuity. Please refer to the "Living Benefits" section below for a description of annuity options that are available when you elect one of the living benefits. For additional information on annuity payment options you may request a Statement of Additional Information. You must annuitize your entire Account Value; partial annuitizations are not allowed.

 You may choose an Annuity Date, an annuity option and the frequency of annuity payments. You may change your choices before the Annuity Date under the terms of your contract. A maximum Annuity Date may be required by law or under the terms of your Annuity. Your Annuity Date must be no later than the first day of the month next following the Annuitant's 95/th/ birthday (unless we agree to another date). Certain annuity options may not be available depending on the age of the Annuitant.

 If the initial annuity payment would be less than $100, we will not allow you to annuitize (except as otherwise specified by applicable law). Instead, we will pay you your current Account Value in a lump sum and terminate your Annuity. Similarly, we reserve the right to pay your Account Value in a lump sum, rather than allow you to annuitize, if the Surrender Value of your Annuity is less than $1000 (the minimum Surrender Value) on the Annuity Date.

 Certain of these annuity options may be available as "settlement options" to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.

 Please note, you may not annuitize within the first three Annuity Years.

 For Beneficiary Annuities, no annuity payments are available and all references to an Annuity Date are not applicable.

 OPTION 1
 ANNUITY PAYMENTS FOR A FIXED PERIOD: Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed life expectancy). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the annuitant dies during the income phase, payments will continue to the beneficiary for the remainder of the fixed period.

 OPTION 2
 LIFE INCOME ANNUITY OPTION: Under this option, we will make annuity payments monthly, quarterly, semiannually, or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years worth of payments, we will pay the beneficiary in one lump sum the present value of the annuity payments scheduled to have been made over the remaining portion of that 10 year period, unless we were specifically instructed that such remaining annuity payments continue to be paid to the beneficiary. The present value of the remaining annuity payments is calculated by using the interest rate used to compute the amount of the original 120 payments. If an annuity option is not selected by the Annuity Date, this is the option we will automatically select for you, unless prohibited by applicable law. If the life income annuity option is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.

 OTHER ANNUITY OPTIONS
 We currently offer a variety of other annuity and settlement options not described above. At the time annuity payments are chosen, we may make available to you any of the annuity and settlement options that are available on your Annuity Date.

 HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?
 Unless prohibited by law, we require that you elect either a life annuity or an annuity with a certain period of at least 5 years if any CDSC would apply were you to surrender your Annuity on the Annuity Date. Certain annuity payment options may not be available if your Annuity Date occurs during the period that a CDSC would apply. You have a right to choose your annuity start date provided that it is no later than the latest Annuity Date indicated above. If you have not provided us with your Annuity Date or annuity payment option in writing, then your Annuity Date will be the latest Annuity Date indicated above.

 Please note that annuitization essentially involves converting your Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit).

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                            LIVING BENEFIT PROGRAMS

 DO YOU OFFER BENEFITS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY ARE ALIVE?
 Pruco Life offers different optional benefits, for an additional charge, that can provide investment protection for Owners while they are alive. No optional benefit may be elected if your Annuity is held as a Beneficiary Annuity. Notwithstanding the additional protection provided under the optional Living Benefits, the additional cost has the impact of reducing net performance of the investment options. Each optional benefit offers a distinct type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive. We reserve the right to cease offering any of the living benefits. Depending on which optional benefit you choose, you can have substantial flexibility to invest in the Sub-accounts while:
..   protecting a principal amount from decreases in value due to investment performance;
..   taking withdrawals with a guarantee that you will be able to withdraw not less than a guaranteed benefit base principal amount over time;
..   guaranteeing a minimum amount of growth will be applied to your principal, if it is to be used as the basis for lifetime income payments or lifetime withdrawals; or
..   providing spousal continuation of certain benefits.

 The "living benefits" are as follows:
 Highest Daily Guaranteed Return Option II (HD GRO II)
 Highest Daily Guaranteed Return Option (Highest Daily GRO)/1/
 Guaranteed Minimum Income Benefit (GMIB)/1/
 Lifetime Five Income Benefit and Spousal Lifetime Five Income Benefit/1/ Highest Daily Lifetime Five Income Benefit/1/
 Highest Daily Lifetime Seven Income Benefit/1/
 Spousal Highest Daily Lifetime Seven Income Benefit/1/
 Highest Daily Lifetime Seven with Beneficiary Income Option Income Benefit/1/ Highest Daily Lifetime Seven with Lifetime Income Accelerator Income Benefit/1/ Spousal Highest Daily Lifetime Seven with Beneficiary Income Option Income Benefit/1/
 Highest Daily Lifetime 7 Plus Income Benefit/1/
 Spousal Highest Daily Lifetime 7 Plus Income Benefit/1/
 Highest Daily Lifetime 7 Plus with Beneficiary Income Option Benefit/1/
 Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator Benefit/1/ Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option Benefit/1/

 Highest Daily Lifetime 6 Plus Income Benefit/1/
 Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator/1/ Spousal Highest Daily Lifetime 6 Plus Income Benefit/1/

 1  No longer available for new elections.


 Here is a general description of each kind of living benefit that exists under this Annuity:
..   GUARANTEED MINIMUM ACCUMULATION BENEFITS. The common characteristic of these benefits is that a specified amount of your annuity value is guaranteed at some point in the future. For example, under our Highest Daily GRO II benefit, we make an initial guarantee that your annuity value on the day you start the benefit will not be any less ten years later. If your annuity value is less on that date, we use our own funds to give you the difference. Because the guarantee inherent in the guaranteed minimum accumulation benefit does not take effect until a specified number of years into the future, you should elect such a benefit only if your investment time horizon is of at least that duration. Please note that these guaranteed minimum accumulation benefits require your participation in certain predetermined mathematical formulas that may transfer your Account Value between certain permitted Sub-accounts and a bond portfolio Sub-account. The portfolio restrictions and the use of each formula may reduce the likelihood that we will be required to make payments to you under the living benefits.
..   GUARANTEED MINIMUM INCOME BENEFIT OR ("GMIB"). As discussed elsewhere in this prospectus, you have the right under your annuity to ask us to convert your accumulated annuity value into a series of annuity payments. Generally, the smaller the amount of your annuity value, the smaller the amount of your annuity payments. GMIB addresses this risk, by guaranteeing a certain amount of appreciation in the amount used to produce annuity payments. Thus, even if your annuity value goes down in value, GMIB guarantees that the amount we use to determine the amount of the annuity payments will go up in value by the prescribed amount. You should select GMIB only if you are prepared to delay your annuity payments for the required waiting period and if you anticipate needing annuity payments. GMIB is no longer available for new elections.
..   LIFETIME GUARANTEED MINIMUM WITHDRAWAL BENEFITS. These benefits also are designed for someone who wants to access the annuity's value through withdrawals over time, rather than by annuitizing. These benefits differ, however, in that the withdrawal amounts are guaranteed for life (or until the second to die of spouses). The way that we establish the guaranteed amount that, in turn, determines the amount of the annual lifetime payments varies among these benefits. Under our Highest

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


    Daily Lifetime 6 Plus benefit, for example, the guaranteed amount generally is equal to your Account Value, appreciated at six percent annually. Please note that there is a maximum Annuity Date under your Annuity, by which date annuity payments must commence. Certain of these benefits are no longer available for new elections. UNDER ANY OF THE GUARANTEED LIFETIME WITHDRAWAL BENEFITS (E.G., HIGHEST DAILY LIFETIME 6 PLUS), WITHDRAWALS IN EXCESS OF THE ANNUAL INCOME AMOUNT, CALLED "EXCESS INCOME," WILL RESULT IN A PERMANENT REDUCTION IN FUTURE GUARANTEED WITHDRAWAL AMOUNTS.

 FINALLY, PLEASE NOTE THAT CERTAIN OF THESE BENEFITS REQUIRE YOUR PARTICIPATION IN A PREDETERMINED MATHEMATICAL FORMULA THAT MAY TRANSFER YOUR ACCOUNT VALUE BETWEEN CERTAIN PERMITTED SUB-ACCOUNTS AND A BOND PORTFOLIO SUB-ACCOUNT (OR THE GENERAL ACCOUNT, FOR ONE OF THE BENEFITS). Although not guaranteed, the optional living benefit investment requirements and the applicable formula are designed to reduce the difference between your Account Value and our liability under the benefit. Minimizing such difference generally benefits us by decreasing the risk that we will use our own assets to make benefit payments to you. Though the investment requirements and formulas are designed to reduce risk, they do not guarantee any appreciation of your Account Value. In fact, they could mean that you miss appreciation opportunities in other investment options. We are not providing you with investment advice through the use of any of the formulas. In addition, the formulas do not constitute an investment strategy that we are recommending to you.

 In general, with respect to our lifetime guaranteed withdrawal benefits (e.g., Highest Daily Lifetime 6 Plus), please be aware that although a given withdrawal may qualify as a free withdrawal for purposes of not incurring a CDSC, the amount of the withdrawal could exceed the Annual Income Amount under the benefit and thus be deemed "Excess Income" - thereby reducing your Annual Income Amount for future years.

 PLEASE REFER TO THE BENEFIT DESCRIPTION THAT FOLLOWS FOR A COMPLETE DESCRIPTION OF THE TERMS, CONDITIONS AND LIMITATIONS OF EACH OPTIONAL BENEFIT. SEE THE CHART IN THE "INVESTMENT OPTIONS" SECTION OF THE PROSPECTUS FOR A LIST OF INVESTMENT OPTIONS AVAILABLE AND PERMITTED WITH EACH BENEFIT. WE RESERVE THE RIGHT TO TERMINATE THIS BENEFIT IF YOU ALLOCATE FUNDS INTO NON-PERMITTED INVESTMENT OPTIONS. You should consult with your Financial Professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. There are many factors to consider, but we note that among them you may want to evaluate the tax implications of these different approaches to meeting your needs, both between these benefits and in comparison to other potential solutions to your needs (e.g., comparing the tax implications of the withdrawal benefit and annuity payments and comparing annuity benefits with benefits of other products).

 TERMINATION OF EXISTING BENEFITS AND ELECTION OF NEW BENEFITS
 If you currently own an Annuity with an optional living benefit that is terminable, you may terminate the benefit rider and elect one of the currently available benefits, subject to availability of the benefit at that time and our then current rules. There is currently no waiting period (you may elect a new benefit beginning on the next Valuation Day) to elect any living benefit once a living benefit is terminated provided that the benefit being elected is available for election post-issue. We reserve the right to waive, change and/or further limit availability and election frequencies in the future. Check with your financial professional regarding the availability of re-electing or electing a benefit and any waiting period. The benefit you re-elect or elect may be more expensive than the benefit you are terminating. NOTE THAT ONCE YOU TERMINATE AN EXISTING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. You should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you.

 Certain living benefits involve your participation in a predetermined mathematical formula that may transfer your Account Value between the Sub-accounts you have chosen and certain bond portfolio Sub-accounts of AST and/or our general account. The formulas may differ among the living benefits that employ a formula. Such different formulas may result in different transfers of Account Value over time.


 Certain spousal rights under the contract, and our administration of such spousal rights and related tax reporting comport with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). Depending on the state in which your Annuity is issued, we may offer certain spousal benefits to same-sex civil union couples, domestic partners or spouses. You should be aware, however, that federal tax law does not recognize same-sex civil union couples, domestic partners or spouses. Therefore, we cannot permit a same-sex civil union partner, domestic partner or spouse to continue the Annuity within the meaning of the tax law upon the death of the first partner under the Annuity's "spousal continuance" provision. An alternative distribution option, referred to as a "taxable contract continuation", is available to same-sex civil union partners, domestic partners and spouses. The taxable contract continuation option results in immediate taxation while allowing for spousal continuation of the Annuity, including any spousal benefit, for insurance law purposes. If this distribution option is elected, the contract will be treated as terminated from a tax reporting perspective with all benefits immediately taxable, and the contract will continue with a cost basis equal to the value of the contract at the deemed termination. If this distribution option is elected for a qualified contract, such as an IRA, the contract will be a treated as a non-qualified Annuity contract going forward. Same-sex civil union couples, domestic partners and spouses should consider the application of federal tax law before selecting a spousal benefit under the Annuity.


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 HIGHEST DAILY GUARANTEED RETURN OPTION II (HD GRO II)
 You can elect this benefit on the Issue Date of your Annuity, or at any time thereafter if available. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time. In addition, you may cancel HD GRO II and then re-elect the benefit beginning on the next Valuation Day if available, provided that your Account Value is allocated as required by the benefit and that you otherwise meet our eligibility rules. If you cancel the benefit, you lose all guarantees that you had accumulated under the benefit. The initial guarantee under the newly-elected benefit will be based on your current Account Value at the time the new benefit becomes effective on your Annuity. HD GRO II is not available if you participate in any other living benefit. However, HD GRO II may be elected together with any optional death benefit, other than the Highest Daily Value Death Benefit. As detailed below under "Key Feature - Allocation of Account Value", your participation in this benefit among other things entails your participation in a program that, as dictated by a predetermined mathematical formula, may transfer your Account Value between your elected Sub-accounts and an AST bond portfolio Sub-account.

 HD GRO II creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the "maturity date" for that guarantee. HD GRO II will not create a guarantee if the maturity date of that guarantee would extend beyond the date by which annuity payments must commence under the terms of your Annuity. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.

 The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support our future guarantees, the benefit may provide some protection from significant Sub-account losses. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.

 The initial guarantee is created on the day that the HD GRO II benefit is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a "benefit anniversary") will not be less than your Account Value on the day that the HD GRO II benefit was added or re-added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which HD GRO II was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 1, 2010, we would create a guarantee on January 1, 2014 based on the highest Account Value achieved between January 1, 2010 and January 1, 2014, and that guarantee would mature on January 1, 2024. As described below, we adjust each of the guarantee amounts for purchase payments and withdrawals.

 If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the AST bond portfolio Sub-account used with this benefit and described below) in accordance with your most recent allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts on a pro rata basis, unless your Account Value is being allocated according to an asset allocation program, in such case your Account Value will be transferred according to the program.

 We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each Purchase Payment (including any associated purchase Credits) made prior to the applicable maturity date. For example, if the effective date of the benefit was January 1, 2010, and there was an initial guaranteed amount that was set at $100,000 maturing January 1, 2020, and a second guaranteed amount that was set at $120,000 maturing
 January 1, 2021, then a $30,000 Purchase Payment made on March 30, 2011 would increase the guaranteed amounts to $130,000 and $150,000, respectively.

 If you make a withdrawal (including any CDSC), we effect a proportional reduction to each existing guarantee amount. We calculate a proportional reduction by reducing each existing guarantee amount by the percentage represented by the ratio of the withdrawal amount (including any CDSC) to your Account Value immediately prior to the withdrawal.

 If you make a withdrawal, we will deduct the withdrawal amount pro rata from each of your Sub-accounts (including the AST bond portfolio Sub-account used with this benefit).

 Any partial withdrawal for payment of any third party investment advisory service will be treated as a withdrawal, and will reduce each guarantee amount proportionally, in the manner indicated above.


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 EXAMPLE
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit.

 Assume the following:
..   The Issue Date is December 1, 2010
..   The benefit is elected on December 1, 2010
..   The Account Value on December 1, 2010 is $200,000, which results in an initial guarantee of $200,000
..   An additional guarantee amount of $300,000 is locked in on December 1, 2011
..   The Account Value immediately prior to the withdrawal is equal to $300,000
..   For purposes of simplifying these assumptions, we assume hypothetically that no CDSC is applicable (in general, a CDSC could be inapplicable based on the Free Withdrawal provision, if the withdrawal was within the CDSC period)

 If a withdrawal of $50,000 is taken on December 15, 2011, all guarantee amounts will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION (FIGURES ARE ROUNDED):



     Withdrawal Amount                                           $ 50,000
     Divided by Account Value before withdrawal                  $300,000
     Equals ratio                                                   16.67%
     All guarantees will be reduced by the above ratio (16.67%)
     Initial guarantee amount                                    $166,667
     Additional guarantee amount                                 $250,000



 KEY FEATURE - ALLOCATION OF ACCOUNT VALUE
 We limit the Sub-accounts to which you may allocate Account Value if you elect HD GRO II. For purposes of this benefit, we refer to those permitted investment options (other than the AST bond portfolio used with this benefit) as the "Permitted Sub-accounts".

 HD GRO II uses a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval, we do reserve the right to amend the formula for existing Annuities that elect the benefit post-issue. This required formula helps us manage our financial exposure under HD GRO II, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Account Value, by transferring it to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond portfolios collectively as the "AST bond portfolio Sub-accounts". The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. The formula is set forth in Appendix H of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled "Investment Options". In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.

 For purposes of operating the HD GRO II formula, we have included within each Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected HD GRO II, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.

 Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability", as described below. As indicated, the formula and AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the applicable formula under the benefit determines which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made.


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 In general, the formula works as follows. Under the formula, Account Value transfers between the "Permitted Sub-accounts" and an AST bond portfolio Sub-account when dictated. On each Valuation Day, including the effective date of the benefit, the pre-determined mathematical formula is used to compare your Account Value to an amount based on the guarantees provided under the benefit. The formula determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. Based on the formula, a determination is made as to whether any portion of your Account Value is to be transferred to or from the AST bond portfolio Sub-account. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as an amount that we refer to as the "Projected Future Guarantee." The "Projected Future Guarantee" is an amount equal to the highest Account Value (adjusted for withdrawals, additional Purchase Payments, and any associated Credits as described in the section of the prospectus concerning HD GRO II) within the current benefit year that would result in a new guarantee. For the Projected Future Guarantee, the assumed guarantee period begins on the current Valuation Day and ends 10 years from the next anniversary of the effective date of the benefit. As such, a Projected Future Guarantee could cause a transfer of Account Value into an AST bond portfolio Sub-account. We only calculate a Projected Future Guarantee if the assumed guarantee period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity. The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon the factors set forth in the seven bullet points below, some of which relate to the guarantee amount(s), including the Projected Future Guarantee.

 For each outstanding guarantee and the Projected Future Guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the Maturity Date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap feature discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.

 The formula will not execute a transfer to the AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the AST bond portfolio Sub-account ("90% cap"). Thus, on any Valuation Day, if the formula would require a transfer to the AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the AST bond portfolio Sub-account will not be made (regardless of the performance of the AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST bond portfolio Sub-account. Once this transfer occurs out of the AST bond portfolio Sub-account, future amounts may be transferred to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the AST bond portfolio Sub-account at least until there is first a transfer out of the AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the AST bond portfolio Sub-account (at least until there is first a transfer out of the AST bond portfolio Sub-account).

 For example,
..   March 17, 2011 - a transfer is made to the AST bond portfolio Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 18, 2011 - you make an additional Purchase Payment of $10,000. No transfers have been made from the AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 17, 2011.
..   On March 18, 2011 (and at least until first a transfer is made out of the
    AST bond portfolio Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST bond portfolio Sub-account).


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..   Once there is a transfer out of the AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST bond portfolio
    Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST bond portfolio Sub-account as dictated by the formula.

 As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Therefore, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
..   The difference between your Account Value and your guarantee amount(s);
..   The amount of time until the maturity of your guarantee(s);
..   The amount invested in, and the performance of, the Permitted Sub-accounts;
..   The amount invested in, and the performance of, the AST bond portfolio
    Sub-accounts;
..   The discount rate used to determine the present value of your guarantee(s);
..   Additional Purchase Payments, if any, that you make to the Annuity; and
..   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.

 The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.

 Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.

 ELECTION/CANCELLATION OF THE BENEFIT
 HD GRO II can be elected on the Issue Date of your Annuity, or on any Valuation Day thereafter, provided that your Account Value is allocated in a manner permitted with the benefit and you otherwise meet our eligibility requirements. You may elect HD GRO II only if the oldest of the Owner and Annuitant is 84 or younger on the date of election. If you currently participate in a living benefit that may be cancelled, you may terminate that benefit at any time and elect HD GRO II. However you will lose all guarantees that you had accumulated under the previous benefit. The initial guarantee under HD GRO II will be based on your current Account Value at the time the new benefit becomes effective on your Annuity.

 HD GRO II will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or
 (d) upon full surrender of the Annuity. If you elect to terminate the benefit, HD GRO II will no longer provide any guarantees. The charge for the HD GRO II benefit will no longer be deducted from your Account Value upon termination of the benefit.

 If you wish, you may cancel the HD GRO II benefit. You may then elect any other currently available living benefit beginning on the next Valuation Day after you have cancelled the HD GRO II benefit, provided that your Account Value is allocated in the manner permitted with the benefit and you otherwise meet our eligibility requirements. Upon cancellation of the HD GRO II benefit, any Account Value allocated to the AST bond portfolio Sub-accounts used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata (i.e., in direct proportion to your current allocations). Upon your re-election of HD GRO II, Account Value may be transferred between the AST bond portfolio Sub-accounts and the other Sub-accounts according to the predetermined mathematical formula (see "Key Feature - Allocation of Account Value" section for more details). It is possible that over time the formula could transfer some, most, or none of the Account Value to the AST bond portfolio Sub-accounts under the newly-elected benefit. YOU ALSO SHOULD BE AWARE THAT UPON CANCELLATION OF THE HD GRO II BENEFIT, YOU WILL LOSE ALL GUARANTEES THAT YOU HAD ACCUMULATED UNDER THE BENEFIT. THUS, THE GUARANTEES UNDER YOUR NEWLY-ELECTED BENEFIT WILL BE BASED ON YOUR CURRENT ACCOUNT VALUE AT THE TIME THE NEW BENEFIT BECOMES EFFECTIVE. THE BENEFIT YOU ELECT OR RE-ELECT MAY BE MORE EXPENSIVE THAN THE BENEFIT YOU CANCEL.


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 SPECIAL CONSIDERATIONS UNDER HD GRO II
 This benefit is subject to certain rules and restrictions, including, but not limited to the following:
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section of the prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.
..   Transfers to and from your elected Sub-accounts and an AST bond portfolio
    Sub-account will not count toward the maximum number of free transfers allowable under the Annuity.
..   Any amounts applied to your Account Value by us on a maturity date will not be treated as "investment in the contract" for income tax purposes.
..   As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
..   We currently limit the Sub-accounts to which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.
..   If you elect this benefit, and in connection with that election you are required to reallocate to different investment options permitted under this benefit, then on the Valuation Day on which we receive your request in Good Order, we will (i) sell units of the non-permitted investment options and
    (ii) invest the proceeds of those sales in the permitted investment options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. The protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

 CHARGES UNDER THE BENEFIT
 We deduct an annualized charge equal to 0.60% of the average daily net assets of the Sub-accounts (including any AST bond portfolio Sub-account) for participation in the HD GRO II benefit. The annual charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed and
 (b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.


 HIGHEST DAILY GUARANTEED RETURN OPTION (HD GRO)
 WE NO LONGER PERMIT NEW ELECTIONS OF HIGHEST DAILY GRO.

 Highest Daily GRO creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the "maturity date" for that guarantee. Highest Daily GRO will not create a guarantee if the maturity date of that guarantee would extend beyond the date by which annuity payments must commence under the terms of your Annuity. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.

 The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support our future guarantees, the benefit may provide some protection from significant Sub-account losses if you choose to surrender your Annuity or begin receiving annuity payments prior to a maturity date. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.

 The initial guarantee is created on the day that the Highest Daily GRO benefit is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a "benefit anniversary") will not be less than your Account Value on the day that the Highest Daily GRO benefit was added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which Highest Daily GRO was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 1, 2009, we would create a guarantee on January 1, 2012 based on the highest Account Value achieved between January 1, 2009 and January 1, 2012, and that guarantee would mature on January 1, 2022. As described below, we adjust each of the guarantee amounts for purchase payments and withdrawals.

 In general, we refer to a date on which the Account Value is guaranteed to be present as the "maturity date". If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the "Current AST bond portfolio

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 Sub-account" described below) in accordance with your current allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts, on a pro rata basis. If the entire account value is invested in the AST bond portfolio Sub-account, we will allocate according to your current allocation instructions.

 We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each Purchase Payment (and associated Credits) made prior to the applicable maturity date. For example, if the effective date of the benefit was January 1, 2009, and there was an initial guaranteed amount that was set at $100,000 maturing January 1, 2019, and a second guaranteed amount that was set at $120,000 maturing January 1, 2020, then a $30,000 Purchase Payment made on March 30, 2010 would increase the guaranteed amounts to $130,000 and $150,000, respectively. As illustrated in the examples below, additional purchase payments also increase an amount we refer to as the "dollar-for-dollar corridor."

 We reflect the effect of withdrawals by reference to an amount called the "dollar-for-dollar corridor." The dollar-for-dollar corridor is set initially to equal 5% of the initial guaranteed amount (i.e., 5% of the Account Value at benefit election). Each "benefit year" (i.e., a year that begins on the date of election of Highest Daily GRO and each anniversary thereafter), withdrawals that you make that are equal to or less than the dollar-for-dollar corridor reduce (i) the amount of the dollar-for-dollar corridor for that benefit year
 (ii) the amount of each outstanding guarantee amount, and (iii) the highest daily Account Value that we calculate to establish a guarantee, by the exact amount of the withdrawal. However, if you withdraw more than the dollar-for-dollar corridor in a given benefit year, we use the portion of the withdrawal that exceeded the dollar-for-dollar corridor to effect a proportional reduction to both the dollar-for-dollar corridor itself and each outstanding guaranteed amount, as well as the highest daily Account Value that we calculate to establish a guarantee. We calculate a proportional reduction by (i) identifying the amount of the withdrawal that exceeded the dollar-for-dollar corridor (the "excess withdrawal") (ii) subtracting the dollar-for-dollar amount from the Account Value prior to the withdrawal
 (iii) dividing the excess withdrawal by the amount in (ii). We then use the resulting proportion to reduce each of the guaranteed amount, the highest daily Account Value that we calculate to establish a guarantee and the dollar for dollar corridor itself. See examples of this calculation below.

 Any partial withdrawals in payment of any third party investment advisory service will be treated as withdrawals, and will reduce each applicable guaranteed amount and the dollar-for-dollar corridor in the manner indicated above.

 EXAMPLES
 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the Highest Daily GRO benefit are October 13, 2008; 2.) an initial Purchase Payment of $250,000 (includes any Credits); 3.) an initial guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for Highest Daily GRO or other fees and charges.

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 A $10,000 withdrawal is taken on November 29, 2008 (in the first Annuity
 Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:
..   The initial guarantee amount is reduced by the amount withdrawn (i.e., by
    $10,000, from $250,000 to $240,000).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 A second $10,000 withdrawal is taken on December 18, 2008 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   the initial guarantee amount is first reduced by the Remaining Limit (from
    $240,000 to $237,500);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($180,000 - $2,500, or
       $177,500).

 The resulting initial guarantee amount is: $237,500 X (1 - $7,500 / $177,500), or $227,464.79.

..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year.

 The resulting dollar-for-dollar corridor for the next Annuity Year is calculated by multiplying the prior dollar-for-dollar corridor by the same ratio by which we reduce the Guarantee Amount above: $12,500 X (1 - $7,500 / $177,500), or $11,971.83.

 KEY FEATURE - ALLOCATION OF ACCOUNT VALUE
 HD GRO uses a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. This required formula helps us manage our financial exposure

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 under HD GRO, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Account Value, by transferring it to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond portfolios collectively as the "AST bond portfolio Sub-accounts". The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. The formula is set forth in Appendix D of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled "Investment Options." In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.


 For purposes of operating the HD GRO formula, we have included within each Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected HD GRO, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.

 Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made, the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability", as described below. In the formula, we use the term "Transfer Account" to refer to the AST bond portfolio Sub-account to which a transfer would be made. As indicated, the formula and AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the formula applicable to you under the benefit determines which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made.

 In general, the formula works as follows. Under the formula, Account Value will transfer between the "Permitted Sub-accounts" and an AST bond portfolio Sub-account when dictated by the pre-determined mathematical formula. On each Valuation Day, including the effective date of the benefit, the pre-determined mathematical formula is used to compare your Account Value to an amount based on the guarantees provided under the benefit. The formula determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. Based on the formula, a determination is made as to whether any portion of your Account Value is to be transferred to or from the AST bond portfolio Sub-account. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as an amount that we refer to as the "Projected Future Guarantee." The "Projected Future Guarantee" is an amount equal to the highest Account Value (adjusted for withdrawals, additional Purchase Payments, and any associated Credits as described in the section of the prospectus concerning HD GRO) within the current benefit year that would result in a new guarantee. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the effective date of the benefit. As such, a Projected Future Guarantee could cause a transfer of Account Value into an AST bond portfolio Sub-account. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity. The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon the factors set forth in the bullet points below, some of which relate to the guarantee amount(s), including the Projected Future Guarantee.

 For each outstanding guarantee and the Projected Future Guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the Maturity Date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the current AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap feature discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.

 As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or

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


 out of the AST bond portfolio Sub-accounts. Where you have not elected the 90% cap feature, at any given time, some, none, or all of your Account Value may be allocated to an AST bond portfolio Sub-account. For such elections, if your entire Account Value is transferred to an AST bond portfolio Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST bond portfolio Sub-account and the entire Account Value would remain in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional Purchase Payments may or may not cause the formula to transfer money into or out of the AST bond portfolio Sub-account. Once the Purchase Payments are allocated to your Annuity, they also will be subject to the formula, which may result in immediate transfers to or from the AST bond portfolio Sub-accounts, if dictated by the formula. If you have elected the 90% cap feature discussed below, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
..   The difference between your Account Value and your guarantee amount(s);
..   The amount of time until the maturity of your guarantee(s);
..   The amount invested in, and the performance of, the Permitted Sub-accounts;
..   The amount invested in, and the performance of, the AST bond portfolio
    Sub-accounts;
..   The discount rate used to determine the present value of your guarantee(s);
..   Additional Purchase Payments, if any, that you make to the Annuity; and
..   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected. The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.

 Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.

 ELECTION/CANCELLATION OF THE BENEFIT
 We no longer permit new elections of Highest Daily GRO, except in certain states/jurisdictions. If you currently participate in Highest Daily GRO, your guarantees are unaffected by the fact that we no longer offer Highest Daily GRO.

 If you wish, you may cancel the Highest Daily GRO benefit. You may then elect any other currently available living benefit, which is available to be added post issue on any Valuation Day after you have cancelled the Highest Daily GRO benefit, provided the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Upon cancellation of the Highest Daily GRO benefit, any Account Value allocated to the AST Bond Portfolio Sub-accounts used with the pre-determined mathematical formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata. Upon your election of another living benefit, Account Value may be transferred between the AST Bond Portfolio Sub-accounts or, depending on the benefits selected, the AST Investment Grade Bond Portfolio, and the Permitted Sub-accounts according to a pre-determined mathematical formula used with that benefit. It is possible that over time the formula could transfer some, most, or none of the Account Value to the AST Bond Portfolio Sub-accounts or depending on the benefits selected, the AST Investment Grade Bond Portfolio, under the newly-elected benefit. YOU ALSO SHOULD BE AWARE THAT UPON CANCELLATION OF THE HIGHEST DAILY GRO BENEFIT, YOU WILL LOSE ALL GUARANTEES THAT YOU HAD ACCUMULATED UNDER THE BENEFIT. THUS, THE GUARANTEES UNDER YOUR NEWLY-ELECTED BENEFIT WILL BE BASED ON YOUR CURRENT ACCOUNT VALUE. THE BENEFIT YOU ELECT OR RE-ELECT MAY BE MORE EXPENSIVE THAN THE BENEFIT YOU CANCEL. ONCE THE HIGHEST DAILY GRO BENEFIT IS CANCELED YOU ARE NOT REQUIRED TO RE-ELECT ANOTHER OPTIONAL LIVING BENEFIT AND ANY SUBSEQUENT BENEFIT ELECTION MAY BE MADE ON OR AFTER THE FIRST VALUATION DAY FOLLOWING THE CANCELLATION OF THE HIGHEST DAILY GRO BENEFIT PROVIDED THAT THE BENEFIT YOU ARE LOOKING TO ELECT IS AVAILABLE ON A POST- ISSUE BASIS.

 Highest Daily GRO will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or
 (d) upon full surrender of the Annuity. If you elect to terminate the benefit, Highest Daily GRO will no longer provide any guarantees. The charge for the Highest Daily GRO benefit will no longer be deducted from your Account Value upon termination of the benefit.

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



 SPECIAL CONSIDERATIONS UNDER HIGHEST DAILY GRO
 This benefit is subject to certain rules and restrictions, including, but not limited to the following:
   . Upon inception of the benefit, 100% of your Account Value must have been allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section of this prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.
   . You cannot participate in any dollar cost averaging program that transfers Account Value from a fixed interest rate option to a Sub-account.
   . Transfers from the other Sub-accounts to an AST bond portfolio Sub-account or from an AST bond portfolio Sub-account to the other Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under the Annuity.
   . Any amounts applied to your Account Value by us on a maturity date will not be treated as "investment in the contract" for income tax purposes.
   . As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
   . We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit.

 CHARGES UNDER THE BENEFIT
 We deduct an annual charge equal to 0.60% (0.35%, for elections prior to May 1, 2009) of the average daily net assets of the Sub-accounts (including each AST bond portfolio Sub-account) for participation in the Highest Daily GRO benefit. The charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed and (b) administration of the benefit. We reserve the right to increase this fee for newly-issued contracts or new elections of the benefit. The charges will not exceed the maximum charges shown in the section of this prospectus entitled "Summary of Contract Fees and Charges." You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.

 OPTIONAL 90% CAP FEATURE FOR HIGHEST DAILY GRO

 If you currently own an Annuity and have elected the Highest Daily GRO benefit, you can elect this optional feature, at no additional cost, which utilizes a new mathematical formula. The predetermined mathematical formula is described below and will replace the "Transfer Calculation" portion of the mathematical formula currently used in connection with your benefit on a prospective basis. This election may only be made once and may not be revoked once elected. The new formula is set forth in Appendix D of this prospectus, and is described below. Only the election of the 90% cap feature will prevent all of your Account Value from being allocated to an AST bond portfolio Sub-account. If all of your Account Value is currently allocated to an AST bond portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect this 90% cap feature. If you make additional Purchase Payments, they may result in a transfer of Account Value.


 As with the formula that does not include the 90% cap feature, the formula with the 90% cap feature determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as the "Projected Future Guarantee" (as described above).

 Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. In the description of the formula in the next paragraph, we refer to the AST bond portfolio Sub-account in which you are invested immediately prior to any potential asset transfer as the "Current AST bond portfolio Sub-account." The formula may dictate that a transfer out of the Current AST bond portfolio Sub-account be made, or alternatively may mandate a transfer into an AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability" (we refer to that Sub-account as the "Transfer AST bond portfolio Sub-account"). Note that if the Current AST bond portfolio Sub-account is associated with the current liability, then that Sub-account would be the Transfer AST bond portfolio Sub-account, and we would simply transfer additional assets into the Sub-account if dictated by the formula.

 Under the new formula, the formula will not execute a transfer to the Transfer AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the Transfer AST bond portfolio Sub-account ("90% cap feature"). Thus, on any Valuation Day, if the formula would require a transfer to the Transfer AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the Transfer AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Transfer AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the Transfer AST bond portfolio Sub-account will not be made (regardless of the performance of the Transfer AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a formula-initiated transfer out of the Transfer AST bond portfolio Sub-account. Once this transfer occurs out of the Transfer AST bond portfolio Sub-account, future amounts may be transferred to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature). At no time will the formula make a transfer to the Transfer AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the Transfer AST bond portfolio Sub-account. However, it is possible

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


 that, due to the investment performance of your allocations in the Transfer AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Transfer AST bond portfolio Sub-account.

 If you make additional purchase payments to your Annuity while the transfer restriction of the 90% cap feature is in effect, the formula will not transfer any of such additional purchase payments to the Transfer AST bond portfolio Sub-account at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the Transfer AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the Transfer AST bond portfolio Sub-account (at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account).

 For example,
..   March 19, 2010 - a transfer is made that results in the 90% cap feature being met and now $90,000 is allocated to the Transfer AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2010 - you make an additional purchase payment of $10,000. No transfers have been made from the Transfer AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2010.
..   As of March 20, 2010 (and at least until first a transfer is made out of the Transfer AST bond portfolio Sub-account under the formula) the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the Transfer AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the Transfer AST bond portfolio Sub-account).
..   Once there is a transfer out of the Transfer AST bond portfolio Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).

 If at the time you elect the 90% cap feature, more than 90% of your Account Value is allocated to an AST bond portfolio Sub-account used with the benefit, a transfer will be made from the AST bond portfolio Sub-account such that Account Value will be allocated 90% to the AST bond portfolio Sub-account and 10% will be allocated to your elected Sub-accounts. Amounts to be transferred from the AST bond portfolio Sub-account to your elected Sub-accounts will be transferred according to the following "hierarchy" (i.e., if a given item is inapplicable, we use the next instruction that is applicable): (a) the percentages dictated by any existing asset allocation program; or (b) the percentages dictated by any auto-rebalancing program; or (c) pro-rata according to amounts currently held in your elected Sub-accounts; or
 (d) according to the currently-effective allocation instructions used for the allocation of subsequent Purchase Payments. It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amount of such additional transfer(s) will vary. If, on the date this feature is elected, 100% of your Account Value is allocated to the Transfer AST bond portfolio Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts.

 It is possible that an additional transfer to the Permitted Sub-accounts could occur the following Valuation Day(s), and in some instances (based upon the formula) the additional transfer(s) could be large. Thereafter, your Account Value can be transferred between the Transfer AST bond portfolio Sub-account and your Permitted Sub-accounts as frequently as daily, based on what the formula prescribes.

 Once the transfer restriction of the 90% cap feature is triggered, future transfers into the Transfer AST bond portfolio Sub-account will not be made (regardless of the performance of the Transfer AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account. Once this transfer occurs out of the Transfer AST bond portfolio Sub-account, future amounts may be transferred to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).

 IMPORTANT CONSIDERATIONS WHEN ELECTING THIS FEATURE:
..   At any given time, some, most or none of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.
..   Please be aware that because of the way the 90% cap feature mathematical formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.
..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending on the performance of the Permitted Sub-accounts you select.

 Your election of the 90% cap feature will not result in your losing the guarantees you had accumulated under your existing Highest Daily GRO benefit.



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 GUARANTEED MINIMUM INCOME BENEFIT (GMIB)
 The Guaranteed Minimum Income Benefit is no longer available for new elections.

 The Guaranteed Minimum Income Benefit is an optional benefit that, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on a guaranteed minimum value (called the "Protected Income Value") that increases after the waiting period begins, regardless of the impact of Sub-account performance on your Account Value. The benefit may be appropriate for you if you anticipate using your Annuity as a future source of periodic fixed income payments for the remainder of your life and wish to ensure that the basis upon which your income payments will be calculated will achieve at least a minimum amount despite fluctuations in market performance. There is an additional charge if you elected the GMIB benefit.

 KEY FEATURE - PROTECTED INCOME VALUE
 The Protected Income Value is the minimum amount that we guarantee will be available (net of any applicable tax charge), after a waiting period of at least seven years, as a basis to begin receiving fixed annuity payments. The Protected Income Value is initially established on the effective date of the GMIB benefit and is equal to your Account Value on such date. Currently, since the GMIB benefit may only be elected at issue, the effective date is the Issue Date of your Annuity. The Protected Income Value is increased daily based on an annual growth rate of 5%, subject to the limitations described below. The Protected Income Value is referred to as the "Protected Value" in the rider we issue for this benefit. The 5% annual growth rate is referred to as the "Roll-Up Percentage" in the rider we issue for this benefit.

 The Protected Income Value is subject to a limit of 200% (2X) of the sum of the Protected Income Value established on the effective date of the GMIB benefit, or the effective date of any step-up value, plus any additional purchase payments (and any Credit that is applied to such purchase payments in the case of X Series) made after the waiting period begins ("Maximum Protected Income Value"), minus the impact of any withdrawals (as described below in "Impact of Withdrawals on the Protected Income Value") you make from your Annuity after the waiting period begins.
..   Subject to the maximum age/durational limits described immediately below, we will no longer increase the Protected Income Value by the 5% annual growth rate once you reach the Maximum Protected Income Value. However, we will increase the Protected Income Value by the amount of any additional purchase payments after you reach the Maximum Protected Income Value. Further, if you make withdrawals after you reach the Maximum Protected Income Value, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.
..   Subject to the Maximum Protected Income Value, we will no longer increase the Protected Income Value by the 5% annual growth rate after the later of the anniversary date on or immediately following the Annuitant's 80/th/ birthday or the 7/th/ anniversary of the later of the effective date of the GMIB benefit or the effective date of the most recent step-up. However, we will increase the Protected Income Value by the amount of any additional purchase payments (and any Credit that is applied to such purchase payments in the case of X Series). Further, if you make withdrawals after the Annuitant reaches the maximum age/duration limits, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.
..   Subject to the Maximum Protected Income Value, if you make an additional
    Purchase Payment, we will increase the Protected Income Value by the amount of the Purchase Payment (and any Credit that is applied to such Purchase Payment in the case of X Series) and will apply the 5% annual growth rate on the new amount from the date the Purchase Payment is applied.
..   As described below, after the waiting period begins, cumulative withdrawals each Annuity Year that are up to 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value by the amount of the withdrawal. Cumulative withdrawals each Annuity Year in excess of 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value proportionately. All withdrawals after the Maximum Protected Income Value is reached will reduce the Protected Income Value proportionately. The 5% annual growth rate will be applied to the reduced Protected Income Value from the date of the withdrawal.

 STEPPING-UP THE PROTECTED INCOME VALUE - You may elect to "step-up" or "reset" your Protected Income Value if your Account Value is greater than the current Protected Income Value. Upon exercise of the step-up provision, your initial Protected Income Value will be reset equal to your current Account Value. From the date that you elect to step-up the Protected Income Value, we will apply the 5% annual growth rate to the stepped-up Protected Income Value, as described above. You can exercise the step-up provision twice while the GMIB benefit is in effect, and only while the Annuitant is less than age 76.
..   A new seven-year waiting period will be established upon the effective date of your election to step-up the Protected Income Value. You cannot exercise your right to begin receiving annuity payments under the GMIB benefit until the end of the new waiting period. In light of this waiting period upon resets, it is not recommended that you reset your GMIB if the required beginning date under IRS minimum distribution requirements would commence during the 7 year waiting period. See "Tax Considerations" section in this prospectus for additional information on IRS requirements.
..   The Maximum Protected Income Value will be reset as of the effective date of any step-up. The new Maximum Protected Income Value will be equal to 200% of the sum of the Protected Income Value as of the effective date of the step-up plus any subsequent purchase payments (and any Credit that is applied to such purchase payments in the case of X Series), minus the impact of any withdrawals after the date of the step-up.

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..   When determining the guaranteed annuity purchase rates for annuity payments under the GMIB benefit, we will apply such rates based on the number of years since the most recent step-up.
..   If you elect to step-up the Protected Income Value under the benefit, and on the date you elect to step-up, the charges under the GMIB benefit have changed for new purchasers, your benefit may be subject to the new charge going forward.
..   A step-up will increase the dollar for dollar limit on the anniversary of the Issue Date of the Annuity following such step-up.

 Impact of Withdrawals on the Protected Income Value - Cumulative withdrawals each Annuity Year up to 5% of the Protected Income Value will reduce the Protected Income Value on a "dollar-for-dollar" basis (the Protected Income Value is reduced by the actual amount of the withdrawal). Cumulative withdrawals in any Annuity Year in excess of 5% of the Protected Income Value will reduce the Protected Income Value proportionately (see the examples of this calculation below). The 5% annual withdrawal amount is determined on each anniversary of the Issue Date (or on the Issue Date for the first Annuity
 Year) and applies to any withdrawals during the Annuity Year. This means that the amount available for withdrawals each Annuity Year on a "dollar-for-dollar" basis is adjusted on each Annuity anniversary to reflect changes in the Protected Income Value during the prior Annuity Year.

 The Maximum Protected Income Value is reduced by the same dollar-for-dollar amount as the Protected Income Value is reduced and the same proportional percentage as the Protected Income Value is reduced.

 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GMIB benefit are October 13, 2005; 2.) an initial Purchase Payment of $250,000 (includes any Credits in the case of X Series); 3.) an initial Protected Income Value of $250,000; 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000); and 5.) a
 Maximum Protected Income Value of $500,000 (200% of the initial Protected Income Value). The values set forth here are purely hypothetical and do not reflect the charge for GMIB or any other fees and charges.

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity
 Year). No prior withdrawals or step-ups have been taken. Immediately prior to the withdrawal, the Protected Income Value is $251,038.10 (the initial value accumulated for 31 days at an annual effective rate of 5%). As the amount withdrawn is less than the dollar-for-dollar limit:
..   The Protected Income Value is reduced by the amount withdrawn (i.e., by
    $10,000, from $251,038.10 to $241,038.10).
..   The Maximum Protected Income Value is reduced by the amount withdrawn
    (i.e., by $10,000 from $500,000.00 to $490,000.00).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 A second $10,000 withdrawal is taken on December 13, 2005 (still within the first Annuity Year). Immediately before the withdrawal, the Account Value is $220,000, the Protected Income Value is $242,006.64 and the Maximum Protected Income Value is $490,000.00. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   The Protected Income Value is first reduced by the Remaining Limit (from
    $242,006.64 to $239,506.64);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($220,000 - $2,500, or
       $217,500).

 The resulting Protected Income Value is: $239,506.64 X (1 - $7,500 / $217,500), or $231,247.79.

..   The Maximum Protected Income Value is reduced first by the same dollar amount as the Protected Income Value ($490,000.00 - $2,500 or $487,500.00) and by the same proportion as for the Protected Income Value ($487,500.00 X
    0.9655 or $470,689.66).
..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year.

 EXAMPLE 3. RESET OF THE DOLLAR-FOR-DOLLAR LIMIT
 A $10,000 withdrawal is made on the first anniversary of the Issue Date, October 13, 2006 (second Annuity Year). Prior to the withdrawal, the Protected Income Value is $240,838.37 and the Maximum Protected Income Value is $470,689.66. The Remaining Limit is reset to 5% of the Protected Income Value amount, or $12,041.92. As the amount withdrawn is less than the dollar-for-dollar limit:
..   The Protected Income Value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $240,838.37 to $230,838.37).
..   The Maximum Protected Income Value is also reduced by the amount withdrawn
    (i.e., by $10,000 from $470,689.66, to $460,689.66).
..   The Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,041.92 to $2,041.92).

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 KEY FEATURE - GMIB ANNUITY PAYMENTS
 You can elect to apply the Protected Income Value to one of the available GMIB Annuity Payment Options on any anniversary date following the initial waiting period, or any subsequent waiting period established upon your election to step-up the Protected Income Value. Once you have completed the waiting period, you will have a 30-day period each year, prior to the Annuity anniversary, during which you may elect to begin receiving annuity payments under one of the available GMIB Annuity Payment Options. You must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's or your 95/th/ birthday (whichever is sooner), except for Annuities used as a funding vehicle for an IRA, SEP IRA or 403(b), in which case you must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's 92/nd/ birthday.

 Your Annuity or state law may require you to begin receiving annuity payments at an earlier date.

 The amount of each GMIB Annuity Payment will be determined based on the age and, where permitted by law, sex of the Annuitant by applying the Protected Income Value (net of any applicable tax charge that may be due) to the GMIB Annuity Payment Option you choose. We use special annuity purchase rates to calculate the amount of each payment due under the GMIB Annuity Payment Options. These special rates for the GMIB Annuity Payment Options are calculated using an assumed interest rate factor that provides for lower growth in the value applied to produce annuity payments than if you elected an annuity payment option that is not part of the GMIB benefit. These special rates also are calculated using other factors such as "age setbacks" (use of an age lower than the Annuitant's actual age) that result in lower payments than would result if you elected an annuity payment option that is not part of the GMIB benefit. Use of an age setback entails a longer assumed life for the Annuitant which in turn results in lower annuity payments.

 ON THE DATE THAT YOU ELECT TO BEGIN RECEIVING GMIB ANNUITY PAYMENTS, WE GUARANTEE THAT YOUR PAYMENTS WILL BE CALCULATED BASED ON YOUR ACCOUNT VALUE AND OUR THEN CURRENT ANNUITY PURCHASE RATES IF THE PAYMENT AMOUNT CALCULATED ON THIS BASIS WOULD BE HIGHER THAN IT WOULD BE BASED ON THE PROTECTED INCOME VALUE AND THE SPECIAL GMIB ANNUITY PURCHASE RATES.

 GMIB ANNUITY PAYMENT OPTION 1 - PAYMENTS FOR LIFE WITH A CERTAIN PERIOD Under this option, monthly annuity payments will be made until the death of the Annuitant. If the Annuitant dies before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

 GMIB ANNUITY PAYMENT OPTION 2 - PAYMENTS FOR JOINT LIVES WITH A CERTAIN PERIOD Under this option, monthly annuity payments will be made until the death of both the Annuitant and the Joint Annuitant. If the Annuitant and the Joint Annuitant die before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.
..   If the Annuitant dies first, we will continue to make payments until the later of the death of the Joint Annuitant and the end of the period certain. However, if the Joint Annuitant is still receiving annuity payments following the end of the certain period, we will reduce the amount of each subsequent payment to 50% of the original payment amount.
..   If the Joint Annuitant dies first, we will continue to make payments until the later of the death of the Annuitant and the end of the period certain.

 You cannot withdraw your Account Value or the Protected Income Value under either GMIB Annuity Payment Option once annuity payments have begun. We may make other payout frequencies available, such as quarterly, semi-annually or annually.

 OTHER IMPORTANT CONSIDERATIONS
 YOU SHOULD NOTE THAT GMIB IS DESIGNED TO PROVIDE A TYPE OF INSURANCE THAT SERVES AS A SAFETY NET ONLY IN THE EVENT YOUR ACCOUNT VALUE DECLINES SIGNIFICANTLY DUE TO NEGATIVE INVESTMENT PERFORMANCE. IF YOUR ACCOUNT VALUE IS NOT SIGNIFICANTLY AFFECTED BY NEGATIVE INVESTMENT PERFORMANCE, IT IS UNLIKELY THAT THE PURCHASE OF THE GMIB WILL RESULT IN YOUR RECEIVING LARGER ANNUITY PAYMENTS THAN IF YOU HAD NOT PURCHASED GMIB. This is because the assumptions that we use in computing the GMIB, such as the annuity purchase rates, (which include assumptions as to age-setbacks and assumed interest rates), are more conservative than the assumptions that we use in computing annuity payout options outside of GMIB. Therefore, you may generate higher income payments if you were to annuitize a lower Account Value at the current annuity purchase rates, than if you were to annuitize under the GMIB with a higher Protected Value than your Account Value but, at the annuity purchase rates guaranteed under the GMIB. The GMIB benefit does not directly affect an Annuity's Account Value, Surrender Value or the amount payable under either the basic Death Benefit provision of the Annuity or any optional Death Benefit provision. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Income Value. The Protected Income Value is only applicable if you elect to begin receiving annuity payments under one of the GMIB annuity options after the waiting period.
..   Each Annuity offers other annuity payment options that you can elect which do not impose an additional charge, but which do not offer to guarantee a minimum value on which to make annuity payments.
..   Where allowed by law, we reserve the right to limit subsequent purchase payments if we determine, at our sole discretion, that based on the timing of your purchase payments and withdrawals, your Protected Income Value is increasing in ways we did not intend. In determining whether to limit purchase payments, we will look at purchase payments which are disproportionately larger than your initial Purchase Payment and other actions that may artificially increase the Protected Income Value.

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..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.
..   If you change the Annuitant after the effective date of the GMIB benefit, the period of time during which we will apply the 5% annual growth rate may be changed based on the age of the new Annuitant. If the new Annuitant would not be eligible to elect the GMIB benefit based on his or her age at the time of the change, then the GMIB benefit will terminate.
..   Annuity payments made under the GMIB benefit are subject to the same tax treatment as any other annuity payment.
..   At the time you elect to begin receiving annuity payments under the GMIB benefit or under any other annuity payment option we make available, the protection provided by an Annuity's basic Death Benefit or any optional
    Death Benefit provision you elected will no longer apply.

 ELECTION OF THE BENEFIT
 The GMIB benefit is no longer available for election. If you currently participate in GMIB, your existing guarantees are unaffected by the fact that we no longer offer GMIB.

 TERMINATION OF THE BENEFIT
 The GMIB benefit cannot be terminated by the Owner once elected. The GMIB benefit automatically terminates as of the date your Annuity is fully surrendered, on the date the Death Benefit is payable to your Beneficiary (unless your surviving spouse elects to continue your Annuity), or on the date that your Account Value is transferred to begin making annuity payments. The GMIB benefit may also be terminated if you designate a new Annuitant who would not be eligible to elect the GMIB benefit based on his or her age at the time of the change.

 Upon termination of the GMIB benefit we will deduct the charge from your Account Value for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

 CHARGES UNDER THE BENEFIT
 Currently, we deduct a charge equal to 0.50% per year of the average Protected Income Value for the period the charge applies. Because the charge is calculated based on the average Protected Income Value, it does not increase or decrease based on changes to the Annuity's Account Value due to market performance. The dollar amount you pay each year will increase in any year the Protected Income Value increases, and it will decrease in any year the Protected Income Value decreases due to withdrawal, irrespective of whether your Account Value increases or decreases.

 The charge is deducted annually in arrears each Annuity Year on the anniversary of the Issue Date of an Annuity. We deduct the amount of the charge pro-rata from the Account Value allocated to the Sub-accounts and the Fixed Allocations. If you surrender your Annuity, begin receiving annuity payments under the GMIB benefit or any other annuity payment option we make available during an Annuity Year, or the GMIB benefit terminates, we will deduct the charge for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

 No charge applies after the Annuity Date.

 LIFETIME FIVE INCOME BENEFIT (LIFETIME FIVE)
 THE LIFETIME FIVE INCOME BENEFIT IS NO LONGER BEING OFFERED. Lifetime Five could have been elected only where the Annuitant and the Owner were the same person or, if the Annuity Owner is an entity, where there was only one Annuitant. The Annuitant must have been at least 45 years old when the benefit is elected. The Lifetime Five Income Benefit was not available if you elected any other optional living benefit. As long as your Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit.

 The benefit guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of the impact of market performance on your Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. There are two options - one is designed to provide an annual withdrawal amount for life (the "Life Income Benefit") and the other is designed to provide a greater annual withdrawal amount as long as there is Protected Withdrawal Value (adjusted as described below) (the "Withdrawal Benefit"). If there is no Protected Withdrawal Value, the withdrawal benefit will be zero. You do not choose between these two options; each option will continue to be available as long as your Annuity has an Account Value and the Lifetime Five is in effect. Certain benefits under Lifetime Five may remain in effect even if the Account Value of your Annuity is zero. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

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 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to determine the amount of each annual payment under the Life Income Benefit and the Withdrawal Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under your Annuity following your election of Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect Lifetime Five, plus any additional purchase payments, as applicable, each growing at 5% per year from the date of your election of the benefit, or application of the Purchase Payment to your Annuity until the date of your first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent purchase payments prior to the first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10/th/ anniversary of the benefit effective date, each value is increased by the amount of any subsequent purchase payments. With respect to X Series, Credits are added to purchase payments for purposes of calculating the Protected Withdrawal Value, the Annual Income Amount and the Annual Withdrawal Amount (see below for a description of Annual Income Amount and Annual Withdrawal Amount).
..   If you elected the Lifetime Five benefit at the time you purchased your
    Annuity, the Account Value was your initial Purchase Payment.
..   If you make additional purchase payments after your first withdrawal, the
    Protected Withdrawal Value will be increased by the amount of each additional Purchase Payment.

 The Protected Withdrawal Value is reduced each time a withdrawal is made on a dollar-for-dollar basis up to the Annual Withdrawal Amount, per Annuity Year, of the Protected Withdrawal Value and on the greater of a dollar-for-dollar basis or a pro rata basis for withdrawals in an Annuity Year in excess of that amount until the Protected Withdrawal Value is reduced to zero. At that point the Annual Withdrawal Amount will be zero until such time (if any) as the Annuity reflects a Protected Withdrawal Value (for example, due to a step-up or additional purchase payments being made into the Annuity).

 STEP-UP OF THE PROTECTED WITHDRAWAL VALUE
 You may elect to step-up your Protected Withdrawal Value if, due to positive market performance, your Account Value is greater than the Protected Withdrawal Value.

..   you are eligible to step-up the Protected Withdrawal Value on or after the
    1/st/ anniversary of the first withdrawal under the Lifetime Five benefit
..   the Protected Withdrawal Value can be stepped up again on or after the
    1/st/ anniversary of the preceding step-up

 If you elect to step-up the Protected Withdrawal Value under the benefit, and on the date you elect to step-up, the charges under the Lifetime Five benefit have changed for new purchasers, your benefit may be subject to the new charge at the time of step-up. Upon election of the step-up, we increase the Protected Withdrawal Value to be equal to the then current Account Value. For example, assume your initial Protected Withdrawal Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Withdrawal Value to $60,000. On the date you are eligible to step-up the Protected Withdrawal Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Withdrawal Value to $75,000 on the date you are eligible. If your current Annual Income Amount and Annual Withdrawal Amount are less than they would be if we did not reflect the step-up in Protected Withdrawal Value, then we will increase these amounts to reflect the step-up as described below.

 An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force.

 If you elected the Auto Step-Up feature:
..   the first Auto Step-Up opportunity will occur on the 1/st/ Annuity
    Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Lifetime Five benefit or (2) the most recent step-up
..   your Protected Withdrawal Value will only be stepped-up if 5% of the
    Account Value is greater than the Annual Income Amount by any amount
..   if at the time of the first Auto Step-Up opportunity, 5% of the Account
    Value is not greater than the Annual Income Amount, an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs
..   once a step-up occurs, the next Auto Step-Up opportunity will occur on the
    1/st/ Annuity Anniversary that is at least one year after the most recent step-up

 If on the date that we implement an Auto Step-Up to your Protected Withdrawal Value, the charge for Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Protected Withdrawal Value even if you elect the Auto Step-Up feature.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE LIFE INCOME BENEFIT
 The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active. Under the Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such

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 withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A withdrawal can be considered Excess Income under the Life Income Benefit even though it does not exceed the Annual Withdrawal Amount under the Withdrawal Benefit. When you elect a step-up (or an auto step-up is effected), your Annual Income Amount increases to equal 5% of your Account Value after the step-up if such amount is greater than your Annual Income Amount. Your Annual Income Amount also increases if you make additional purchase payments. The amount of the increase is equal to 5% of any additional purchase payments (and any associated Credit with respect to X Series). Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

 KEY FEATURE - ANNUAL WITHDRAWAL AMOUNT UNDER THE WITHDRAWAL BENEFIT
 The initial Annual Withdrawal Amount is equal to 7% of the initial Protected Withdrawal Value. Under the Lifetime Five benefit, if your cumulative withdrawals each Annuity Year are less than or equal to the Annual Withdrawal Amount, your Protected Withdrawal Value will be reduced on a dollar-for-dollar basis. If your cumulative withdrawals are in excess of the Annual Withdrawal Amount ("Excess Withdrawal"), your Annual Withdrawal Amount will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Withdrawal to the Account Value immediately prior to such withdrawal (see the examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. When you elect a step-up (or an auto step-up is effected), your Annual Withdrawal Amount increases to equal 7% of your Account Value after the step-up if such amount is greater than your Annual Withdrawal Amount. Your Annual Withdrawal Amount also increases if you make additional purchase payments. The amount of the increase is equal to 7% of any additional purchase payments (and any associated Credit with respect to X Series). A determination of whether you have exceeded your Annual Withdrawal Amount is made at the time of each withdrawal; therefore, a subsequent increase in the Annual Withdrawal Amount will not offset the effect of a withdrawal that exceeded the Annual Withdrawal Amount at the time the withdrawal was made.

 The Lifetime Five benefit does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount and the Annual Withdrawal Amount. You are not
 required to withdraw all or any portion of the Annual Withdrawal Amount or Annual Income Amount in each Annuity Year.
..   If, cumulatively, you withdraw an amount less than the Annual Withdrawal
    Amount under the Withdrawal Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Withdrawal Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.
..   If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Income Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

 EXAMPLES OF WITHDRAWALS
 The following examples of dollar-for-dollar and proportional reductions of the Protected Withdrawal Value, Annual Withdrawal Amount and Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Lifetime Five benefit are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; and 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000. The values set forth here are purely hypothetical, and do not reflect the charge for Lifetime Five or any other fees and charges.

 The initial Protected Withdrawal Value is calculated as the greatest of (a),
 (b) and (c):


 (a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05^/(393/365)/ = $263,484.33


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 (b)Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000
 (c)Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

 Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Withdrawal Amount is equal to $18,550 under the Withdrawal Benefit (7% of $265,000). The Annual Income Amount is equal to $13,250 under the Life Income Benefit (5% of $265,000).

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 If $10,000 was withdrawn (less than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 -
    $10,000 = $8,550.
    Annual Withdrawal Amount for future Annuity Years remains at $18,550.
..   Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000
    = $3,250.
    Annual Income Amount for future Annuity Years remains at $13,250.
..   Protected Withdrawal Value is reduced by $10,000 from $265,000 to $255,000

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 (a)If $15,000 was withdrawn (more than the Annual Income Amount but less than the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
   . Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 - $15,000 = $3,550. Annual Withdrawal Amount for future Annuity Years remains at $18,550
   .   Remaining Annual Income Amount for current Annuity Year = $0

    Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.
   . Reduction to Annual Income Amount = Excess Income/Account Value before Excess Income X Annual Income Amount = $1,750/($263,000 - $13,250) X $13,250 = $93

    Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157
   .   Protected Withdrawal Value is reduced by $15,000 from $265,000 to
       $250,000

 (b)If $25,000 was withdrawn (more than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
   .   Remaining Annual Withdrawal Amount for current Annuity Year = $0

    Excess of withdrawal over the Annual Withdrawal Amount ($25,000 - $18,550 = $6,450) reduces Annual Withdrawal Amount for future Annuity Years.
   . Reduction to Annual Withdrawal Amount = Excess Withdrawal/Account Value before Excess Withdrawal X Annual Withdrawal Amount = $6,450/($263,000 - $18,550) X $18,550 = $489

    Annual Withdrawal Amount for future Annuity Years = $18,550 - $489 = $18,061
   .   Remaining Annual Income Amount for current Annuity Year = $0

    Excess of withdrawal over the Annual Income Amount ($25,000 - $13,250 = $11,750) reduces Annual Income Amount for future Annuity Years.
   . Reduction to Annual Income Amount = Excess Income/Account Value before Excess Income X Annual Income Amount = $11,750/($263,000 - $13,250) X $13,250 = $623.

    Annual Income Amount for future Annuity Years = $13,250 - $623 = $12,627
   . Protected Withdrawal Value is first reduced by the Annual Withdrawal Amount ($18,550) from $265,000 to $246,450. It is further reduced by the greater of a dollar-for-dollar reduction or a proportional reduction. Dollar-for-dollar reduction = $25,000 - $18,550 = $6,450
   . Proportional reduction = Excess Withdrawal/Account Value before Excess Withdrawal X Protected Withdrawal Value = $6,450/($263,000 - $18,550) X $246,450 = $6,503 Protected Withdrawal Value = $246,450 - max {$6,450,
       $6,503} = $239,947

 BENEFITS UNDER THE LIFETIME FIVE BENEFIT
..   If your Account Value is equal to zero, and the cumulative withdrawals in the current Annuity Year are greater than the Annual Withdrawal Amount, the Lifetime Five benefit will terminate. To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under both the Life Income Benefit and the Withdrawal Benefit, you will be given the choice of receiving the payments under the Life Income Benefit or under the Withdrawal Benefit. Thus, in that scenario, the remaining amounts under the Life Income

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    Benefit and the Withdrawal Benefit would be payable even though your
    Account Value was reduced to zero. Once you make this election we will make an additional payment for that Annuity Year equal to either the remaining Annual Income Amount or Annual Withdrawal Amount for the Annuity Year, if any, depending on the option you choose. In subsequent Annuity Years we make payments that equal either the Annual Income Amount or the Annual Withdrawal Amount as described in this Prospectus. You will not be able to change the option after your election and no further purchase payments will be accepted under your Annuity. If you do not make an election, we will pay you annually under the Life Income Benefit. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount but less than or equal to the Annual Withdrawal Amount and amounts are still payable under the Withdrawal Benefit, you will receive the payments under the Withdrawal Benefit. In the year of a withdrawal that reduced your Account Value to zero, we will make an additional payment to equal any remaining Annual Withdrawal Amount and make payments equal to the Annual Withdrawal Amount in each subsequent year (until the Protected Withdrawal Value is depleted). Once your Account Value equals zero no further purchase payments will be accepted under your Annuity.
..   If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years or any remaining Protected Withdrawal Value, you can elect one of the following three options:

       (1)apply your Account Value to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We make such annuity payments until the Annuitant's death; or
       (3)request that, as of the date annuity payments are to begin, we pay out any remaining Protected Withdrawal Value as annuity payments. Each year such annuity payments will equal the Annual Withdrawal Amount or the remaining Protected Withdrawal Value if less. We make such annuity payments until the earlier of the Annuitant's death or the date the Protected Withdrawal Value is depleted.

 We must receive your request in a form acceptable to us at our office.
..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a single life fixed annuity with five payments certain using the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will determine a Protected Withdrawal
    Value and calculate an Annual Income Amount and an Annual Withdrawal Amount as if you made your first withdrawal on the date the annuity payments are to begin.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Lifetime Five benefit are subject to all of the terms and conditions of your Annuity, including any applicable CDSC.
..   Withdrawals made while the Lifetime Five benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under your Annuity. The Lifetime Five benefit does not directly affect your Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Lifetime Five benefit. The
    Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Protected Withdrawal Value or Annual Income Amount in the form of periodic benefit payments.
..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
..   In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional purchase payments may be subject to the new investment limitations.
..   You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

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..   The Basic Death Benefit will terminate if withdrawals taken under the
    Lifetime Five benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Lifetime Five benefit cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)

 ELECTION OF THE BENEFIT
 We no longer permit elections of Lifetime Five. If you wish, you may cancel the Lifetime Five benefit. You may then elect any other currently available living benefit on the Valuation Day after you have cancelled the Lifetime Five benefit provided the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Once the Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Lifetime Five benefit provided that the benefit you are looking to elect is available on a post- issue basis. IF YOU CANCEL LIFETIME FIVE, YOU LOSE ALL GUARANTEES UNDER THE BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. ANY SUCH NEW BENEFIT MAY BE MORE EXPENSIVE.

 TERMINATION OF THE BENEFIT
 The benefit terminates automatically when your Protected Withdrawal Value and Annual Income Amount equal zero. You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective. The benefit terminates upon your surrender of your Annuity, upon the death of the Annuitant, upon a change in ownership of your Annuity that changes the tax identification number of the Owner, upon change in the Annuitant or upon your election to begin receiving annuity payments. While you may terminate your benefit at any time, we may not terminate the benefit other than in the circumstances listed above.

 The charge for the Lifetime Five benefit will no longer be deducted from your Account Value upon termination of the benefit.

 ADDITIONAL TAX CONSIDERATIONS

 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Withdrawal Amount and the Annual Income Amount, which will cause us to increase the Annual Income Amount and the Annual Withdrawal Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value.


 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of this prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.

 SPOUSAL LIFETIME FIVE INCOME BENEFIT (SPOUSAL LIFETIME FIVE)
 The Spousal Lifetime Five benefit is no longer being offered. Spousal Lifetime Five must have been elected based on two Designated Lives, as described below. Each Designated Life must have been at least 55 years old when the benefit was elected. The Spousal Lifetime Five benefit was not available if you elected any other optional living benefit or optional death benefit. As long as your Spousal Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit.

 The benefit guarantees until the later death of two natural persons that are each other's spouses at the time of election of Spousal Lifetime Five and at the first death of one of them (the "Designated Lives", each a "Designated Life") the ability to withdraw an annual amount ("Spousal Life Income Benefit") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The Spousal Life Income Benefit may remain in effect even if the Account Value of the Annuity is zero. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that market performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Life Income Benefit after the death of the first. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under the Spousal Lifetime Income Benefit when and if your Account Value is reduced to zero (unless the benefit has terminated).

 KEY FEATURE - INITIAL PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to determine the amount of each annual payment under the Spousal Life Income Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under the Annuity following your election of Spousal Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on

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 the date you elect Spousal Lifetime Five, plus any additional purchase payments as applicable, each growing at 5% per year from the date of your election of the benefit, or application of the Purchase Payment to your Annuity, until the date of your first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent purchase payments prior to the first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10/th/ anniversary of the benefit effective date, each value is increased by the amount of any subsequent purchase payments. With respect to X Series, Credits are added to purchase payments for purposes of calculating the Protected Withdrawal Value and the Annual Income Amount (see below for a description of Annual Income Amount).

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE SPOUSAL LIFETIME FIVE INCOME
 BENEFIT
 The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active. Under the Spousal Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Spousal Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. The Spousal Lifetime Five benefit does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount.

 STEP-UP OF ANNUAL INCOME AMOUNT
 You may elect to step-up your Annual Income Amount if, due to positive market performance, 5% of your Account Value is greater than the Annual Income Amount. You are eligible to step-up the Annual Income Amount on or after the 1/st/ anniversary of the first withdrawal under the Spousal Lifetime Five benefit. The Annual Income Amount can be stepped up again on or after the 1/st/ anniversary of the preceding step-up. If you elect to step-up the Annual Income Amount under the benefit, and on the date you elect to step-up, the charges under the Spousal Lifetime Five benefit have changed for new purchasers, your benefit may be subject to the new charge at the time of such step-up. When you elect a step-up, your Annual Income Amount increases to equal 5% of your Account Value after the step-up. Your Annual Income Amount also increases if you make additional purchase payments. The amount of the increase is equal to 5% of any additional purchase payments (plus any Credit with respect to X Series). Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made.

 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

 A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

 An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force. If you elect this feature, the first Auto Step-Up opportunity will occur on the 1/st/ Annuity Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Spousal Lifetime Five benefit or (2) the most recent step-up. At this time, your Annual Income Amount will be stepped-up if 5% of your Account Value is greater than the Annual Income Amount by any amount. If 5% of the Account Value does not exceed the Annual Income Amount, then an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs. Once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1/st/ Annuity Anniversary that is at least 1 year after the most recent step-up. If, on the date that we implement an Auto Step-Up to your Annual Income Amount, the charge for Spousal Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Annual Income Amount even if you elect the Auto Step-Up feature.

 EXAMPLES OF WITHDRAWALS AND STEP-UP
 The following examples of dollar-for-dollar and proportional reductions and the step-up of the Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Spousal Lifetime Five benefit are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000; and 5.) the Account Value on February 1, 2010 is equal to $280,000. The values set forth here are purely hypothetical, and do not reflect the charge for the Spousal Lifetime Five or any other fees and charges.

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 The initial Protected Withdrawal Value is calculated as the greatest of (a),
 (b) and (c):


 (a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05^/(393/365)/ = $263,484.33

 (b)Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000
 (c)Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

 Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Income Amount is equal to $13,250 under the Spousal Life Income Benefit (5% of $265,000).

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 If $10,000 was withdrawn (less than the Annual Income Amount) on March 1,
 2006, then the following values would result:
..   Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000
    = $3,250.
..   Annual Income Amount for future Annuity Years remains at $13,250

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 If $15,000 was withdrawn (more than the Annual Income Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Income Amount for current Annuity Year = $0

..   Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 =
    $1,750) reduces Annual Income Amount for future Annuity Years.

..   Reduction to Annual Income Amount = Excess Income/Account Value before
    Excess Income X Annual Income Amount = $1,750/($263,000 - $13,250) X $13,250 = $93. Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157

 EXAMPLE 3. STEP-UP OF THE ANNUAL INCOME AMOUNT
 If a step-up of the Annual Income Amount is requested on February 1, 2010 or the Auto Step-Up feature was elected, the step-up would occur because 5% of the Account Value, which is $14,000 (5% of $280,000), is greater than the Annual Income Amount of $13,250. The new Annual Income Amount will be equal to $14,000.

 BENEFITS UNDER THE SPOUSAL LIFETIME FIVE BENEFIT
 To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under the Spousal Life Income Benefit, we will make an additional payment for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year, if any. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this Prospectus. No further purchase payments will be accepted under your Annuity. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Life Income Benefit terminates and no additional payments will be made.
..   If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death.

 We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with five payments certain using the same basis that is used to calculate the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of future Annual Income Amount payments. Such present value will be calculated using the same basis that is used to calculate the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will determine an initial Protected
    Withdrawal Value and calculate an Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

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 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Spousal Lifetime Five benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.
..   Withdrawals made while the Spousal Lifetime Five benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Lifetime Five benefit does not directly affect the Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Lifetime Five benefit. The Spousal Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
..   In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the benefit. If, subsequent to your election of the benefit, we change our requirements of how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional purchase payments may be subject to the new investment limitations.
..   There may be circumstances where you will continue to be charged the full amount for the Spousal Lifetime Five benefit even when the benefit is only providing a guarantee of income based on one life with no survivorship.
..   In order for the Surviving Designated Life to continue the Spousal Lifetime
    Five benefit upon the death of an owner, the Designated Life must elect to assume ownership of the Annuity under the spousal continuation option. When the Annuity is owned by a Custodial Account, in order for Spousal Lifetime Five to be continued after the death of the first Designated Life (the Annuitant), the Custodial Account must elect to continue the Annuity and the second Designated Life (the Contingent Annuitant) will be named as the new Annuitant. See "Spousal Designations", and "Spousal Assumption of Annuity" in this Prospectus.
..   You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
..   The Basic Death Benefit will terminate if withdrawals taken under the
    Spousal Lifetime Five benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Spousal Lifetime Five benefit cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 We no longer permit elections of Spousal Lifetime Five - whether for those who currently participate in Spousal Lifetime Five or for those who are buying an Annuity for the first time. If you wish, you may cancel the Spousal Lifetime Five benefit. You may then elect any other currently available living benefit on the Valuation Day after have you cancelled the Spousal Lifetime Five benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Once the Spousal Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Spousal Lifetime Five benefit provided that the benefit you are looking to elect is available on a post-issue basis. If you cancel the benefit, you lose all guarantees under the benefit, and your guarantee under any new benefit you elect will be based on your Account Value at that time. In addition, any such new benefit you elect may be more expensive.

 Spousal Lifetime Five could only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the Designated Lives to die. Spousal Lifetime Five only could be elected where the Owner, Annuitant, and Beneficiary designations are as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The Owner/Annuitant and the beneficiary each must be at least 55 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 55 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 55 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:
 (a)if one Owner dies and the surviving spousal Owner assumes the Annuity or

 (b)if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however, the Spousal Lifetime Five benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.


 TERMINATION OF THE BENEFIT
 The benefit terminates automatically when your Annual Income Amount equals zero. The benefit also terminates upon your surrender of the Annuity, upon the first Designated Life to die if the Annuity is not continued, upon the second Designated Life to die or upon your election to begin receiving annuity payments.

 You may terminate the benefit at any time by notifying us. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT SUCH AS SPOUSAL LIFETIME FIVE AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. WE RESERVE THE RIGHT TO WAIVE, CHANGE AND/OR FURTHER LIMIT THE ELECTION FREQUENCY IN THE FUTURE.

 The charge for the Spousal Lifetime Five benefit will no longer be deducted from your Account Value upon termination of the benefit.

 ADDITIONAL TAX CONSIDERATIONS

 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or an employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value.


 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.

 HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT (HD5)

 EXCEPT FOR ANNUITIES ISSUED IN THE STATE OF FLORIDA, EFFECTIVE SEPTEMBER 14, 2012, WE NO LONGER ACCEPT ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE HIGHEST DAILY LIFETIME FIVE BENEFIT. FOR ANNUITIES ISSUED IN FLORIDA, THIS RESTRICTION DOES NOT APPLY AND YOU MAY CONTINUE TO MAKE ADDITIONAL PURCHASE PAYMENTS AT THIS TIME.


 THE HIGHEST DAILY LIFETIME FIVE BENEFIT IS NO LONGER OFFERED FOR NEW ELECTIONS. The income benefit under Highest Daily Lifetime Five currently is based on a single "designated life" who is at least 55 years old on the date that the benefit was acquired. The Highest Daily Lifetime Five Benefit was not available if you elected any other optional living benefit, although you may elect any optional death benefit. Any DCA program that transfers Account Value from a Fixed Allocation is also not available as Fixed Allocations are not permitted with the benefit. As long as your Highest Daily Lifetime Five Benefit is in effect, you must allocate your Account Value in accordance with the then-permitted and available investment option(s) with this benefit.


 The benefit that guarantees until the death of the single designated life the ability to withdraw an annual amount (the "Total Annual Income Amount") equal to a percentage of an initial principal value (the "Total Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our new rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime Five, and in Appendix C to this Prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).


 As discussed below, a key component of Highest Daily Lifetime Five is the Total Protected Withdrawal Value, which is an amount that is distinct from Account Value. Because each of the Total Protected Withdrawal Value and Total Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for Account Value to fall to zero, even though the Total Annual Income Amount remains. You are guaranteed to be able to withdraw the Total Annual Income Amount for the rest of your life, provided that you have not made "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Total Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Total Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Five.

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



 KEY FEATURE - TOTAL PROTECTED WITHDRAWAL VALUE
 The Total Protected Withdrawal Value is used to determine the amount of the annual payments under Highest Daily Lifetime Five. The Total Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value and any Enhanced Protected Withdrawal Value that may exist. We describe how we determine Enhanced Protected Withdrawal Value, and when we begin to calculate it, below. If you do not meet the conditions described below for obtaining Enhanced Protected Withdrawal Value then Total Protected Withdrawal Value is simply equal to Protected Withdrawal Value.

 The Protected Withdrawal Value initially is equal to the Account Value on the date that you elect Highest Daily Lifetime Five. On each Valuation Day thereafter, until the earlier of the first withdrawal or ten years after the date of your election of the benefit, we recalculate the Protected Withdrawal Value. Specifically, on each such Valuation Day (the "Current Valuation Day"), the Protected Withdrawal Value is equal to the greater of:
..   the Protected Withdrawal Value for the immediately preceding Valuation Day
    (the "Prior Valuation Day"), appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated credit) made on the Current Valuation Day; and
..   the Account Value.

 If you have not made a withdrawal prior to the tenth anniversary of the date you elected Highest Daily Lifetime Five (which we refer to as the "Tenth Anniversary"), we will continue to calculate a Protected Withdrawal Value. On or after the Tenth Anniversary and up until the date of the first withdrawal, your Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value on the Tenth Anniversary or your Account Value.

 The Enhanced Protected Withdrawal Value is only calculated if you do not take a withdrawal prior to the Tenth Anniversary. Thus, if you do take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive Enhanced Protected Withdrawal Value. If so, then on or after the Tenth Anniversary up until the date of the first withdrawal, the Enhanced Protected Withdrawal Value is equal to the sum of:

 (a)200% of the Account Value on the date you elected Highest Daily Lifetime
    Five;
 (b)200% of all purchase payments (and any associated Credits) made during the one-year period after the date you elected Highest Daily Lifetime Five; and
 (c)100% of all purchase payments (and any associated Credits) made more than one year after the date you elected Highest Daily Lifetime Five, but prior to the date of your first withdrawal.

 We cease these daily calculations of the Protected Withdrawal Value and Enhanced Protected Withdrawal Value (and therefore, the Total Protected Withdrawal Value) when you make your first withdrawal. However, as discussed below, subsequent purchase payments (and any associated Credits) will increase the Total Annual Income Amount, while "excess" withdrawals (as described below) may decrease the Total Annual Income Amount.

 KEY FEATURE - TOTAL ANNUAL INCOME AMOUNT UNDER THE HIGHEST DAILY LIFETIME FIVE BENEFIT
 The initial Total Annual Income Amount is equal to 5% of the Total Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active and does not reduce in subsequent Annuity Years, as described below. For purposes of the mathematical formula described below, we also calculate a Highest Daily Annual Income Amount, which is initially equal to 5% of the Protected Withdrawal Value.

 Under the Highest Daily Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Total Annual Income Amount ("Excess Income"), your Total Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply.

 Any Purchase Payment that you make will increase the then-existing Total
 Annual Income Amount and Highest Daily Annual Income Amount by an amount equal to 5% of the Purchase Payment (including the amount of any associated Credits).


 If your Annuity permits additional Purchase Payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Except for

 Annuities issued in the state of Florida, effective September 14, 2012, we no longer accept additional purchase payments to Annuities with the Highest Daily Lifetime Five benefit. For Annuities issued in Florida, this restriction does not apply and you may continue to make additional Purchase Payments at this time.


 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Total Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of this feature starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. We multiply each of those quarterly Account Values by 5%, adjust each such quarterly value for subsequent withdrawals and purchase payments, and then select the highest of those values. If the highest of those values exceeds the existing Total Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Total Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Total Annual Income Amount, the charge for Highest Daily Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Five upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Highest Daily Lifetime Five benefit does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Total Annual Income Amount. Under Highest Daily Lifetime Five, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Total Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Total Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Five benefit or any other fees and charges. Assume the following for all three examples:
   .   The Issue Date is December 1, 2006.
   .   The Highest Daily Lifetime Five benefit is elected on March 5, 2007.

 DOLLAR-FOR-DOLLAR REDUCTIONS
 On May 2, 2007, the Total Protected Withdrawal Value is $120,000, resulting in a Total Annual Income Amount of $6,000 (5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Total Annual Income Amount for that Annuity Year (up to and including December 1, 2007) is $3,500. This is the result of a dollar-for-dollar reduction of the Total Annual Income Amount - $6,000 less $2,500 = $3,500.

 PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2007 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Total Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Total Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Total Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before withdrawal                                $110,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $106,500.00
  Ratio                                                                 1.41%
  Total Annual Income Amount                                     $  6,000.00
  Less ratio of 1.41%                                            $     84.51
  Total Annual Income Amount for future Annuity Years            $  5,915.49

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



 HIGHEST QUARTERLY AUTO STEP-UP
 On each Annuity Anniversary date, the Total Annual Income Amount is stepped-up if 5% of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Total Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (plus any Credit with respect to X Series).

 Continuing the same example as above, the Total Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Total Annual Income Amount will be stepped-up if 5% of the highest quarterly Account Value, adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                  HIGHEST QUARTERLY VALUE   ADJUSTED TOTAL ANNUAL
                                 (ADJUSTED WITH WITHDRAWAL INCOME AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE AND PURCHASE PAYMENTS)**  HIGHEST QUARTERLY VALUE)
-----              ------------- ------------------------- ------------------------
June 1, 2007        $118,000.00         $118,000.00               $5,900.00
August 6, 2007      $110,000.00         $112,885.55               $5,644.28
September 1, 2007   $112,000.00         $112,885.55               $5,644.28
December 1, 2007    $119,000.00         $119,000.00               $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter -
    March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Total Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

 The adjusted Total Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Total Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Total Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $ 5,950.00. Since this amount is higher than the current year's Total Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Total Annual Income Amount for the next Annuity Year, starting on December 2, 2007 and continuing through December 1, 2008, will be stepped-up to $5,950.00.

 BENEFITS UNDER THE HIGHEST DAILY LIFETIME FIVE BENEFIT
..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Total Annual Income Amount and amounts are still payable under Highest Daily Lifetime Five, we will make an additional payment, if any, for that Annuity Year equal to the remaining Total Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Total Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Total Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Total Annual Income Amount, the Highest Daily Lifetime Five benefit terminates, and no additional payments will be made.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Total Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Total Annual Income Amount. We will make payments until the death of the single designated life.

 We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Total Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will calculate the Total Annual Income
    Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that if your Annuity has a maximum Annuity Date requirement, payments that we make under this benefit as of that date will be treated as annuity payments.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Highest Daily Lifetime Five benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.
..   Withdrawals made while the Highest Daily Lifetime Five Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Five Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Five benefit. The Highest Daily Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Total Annual Income Amount in the form of periodic benefit payments.
..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
..   Upon inception of the benefit, and to maintain the benefit, 100% of your
    Account Value must have been allocated to the Permitted Sub-accounts. However, the mathematical formula component of the benefit as described below may transfer Account Value to the Benefit Fixed Rate Account as of
    the effective date of the benefit in some circumstances.
..   You cannot allocate purchase payments or transfer Account Value to or from a Fixed Allocation if you elect this benefit.
..   Transfers to and from the Sub-accounts and the Benefit Fixed Rate Account triggered by the formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
..   In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime Five benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional purchase payments may be subject to the new investment limitations.
..   The charge for Highest Daily Lifetime Five is 0.60% annually, assessed against the average daily net assets of the Sub-accounts. This charge is in addition to any other fees under the annuity. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. Also, the cost to us of providing the benefit is a factor, among many, that we consider when determining the interest rate credited under the Benefit
    Fixed Rate Account, and therefore, we credit lower interest rates due to this factor than we otherwise would.
..   The basic Death Benefit will terminate if withdrawals taken under the
    Highest Daily Lifetime Five benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Highest Daily Lifetime Five benefit cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 Highest Daily Lifetime Five is no longer available for new elections. For Highest Daily Lifetime Five, there must have been either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must have been a single natural person Annuitant. In either case, the Annuitant must have been at least 55 years old.

 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Five. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Five, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) both the new Owner and previous Owner are entities or (c) the previous Owner is a natural person and the new Owner is an entity.

 We no longer permit elections of Highest Daily Lifetime Five. If you wish, you may cancel the Highest Daily Lifetime Five benefit. You may then elect any other currently available living benefit on the Valuation Day after you have cancelled the Highest Daily Lifetime Five benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of the Highest Daily Lifetime Five benefit, any Account Value allocated to the Benefit Fixed Rate Account used with the pre-determined mathematical formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata. ONCE THE HIGHEST DAILY LIFETIME FIVE BENEFIT IS CANCELED YOU ARE NOT REQUIRED TO RE-ELECT ANOTHER OPTIONAL LIVING BENEFIT AND ANY SUBSEQUENT BENEFIT ELECTION MAY BE MADE ON OR AFTER THE FIRST VALUATION DAY FOLLOWING THE CANCELLATION OF THE HIGHEST DAILY LIFETIME FIVE BENEFIT PROVIDED THAT THE BENEFIT YOU ARE LOOKING TO ELECT IS AVAILABLE ON A POST-ISSUE BASIS. IF YOU CANCEL THE BENEFIT, YOU LOSE ALL GUARANTEES UNDER THE BENEFIT, YOUR GUARANTEE UNDER ANY NEW BENEFIT YOU ELECT WILL BE BASED ON YOUR ACCOUNT VALUE AT THAT TIME, AND THE NEW BENEFIT MAY BE MORE EXPENSIVE.

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 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (iv) upon the death of the Annuitant (v) if both the Account Value and Total Annual Income Amount equal zero or (vi) if you fail to meet our requirements for issuing the benefit. If you terminate the benefit, you will lose the Protected Withdrawal Value, Annual Income Amount, as well as any Enhanced Protected Withdrawal Value and Return of Principal Guarantees.

 Upon termination of Highest Daily Lifetime Five, we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the Benefit Fixed Rate Account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options). Upon termination, we may limit or prohibit investment in the Fixed Allocations.

 RETURN OF PRINCIPAL GUARANTEE
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 (a)your Account Value on the day that you elected Highest Daily Lifetime Five; and
 (b)the sum of each Purchase Payment you made (including any Credits with respect to X Series) during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of our variable investment options and the Benefit Fixed Rate Account (described below), in the same proportion that each such investment option bears to your total Account Value, immediately prior to the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Total Protected Withdrawal Value, your death benefit, or the amount of any other or optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Five and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 MATHEMATICAL FORMULA COMPONENT OF HIGHEST DAILY LIFETIME FIVE
 As indicated above, we limit the sub-accounts to which you may allocate Account Value if you have elected Highest Daily Lifetime Five. For purposes of this benefit, we refer to those permitted sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Highest Daily Lifetime Five, we require that you participate in our mathematical formula under which we may transfer Account Value between the Permitted Sub-accounts and a fixed interest rate account that is part of our general account (the "Benefit Fixed Rate Account"). This required formula helps us manage our financial exposure under the benefit, by moving assets to a more stable option (i.e., the Benefit Fixed Rate Account). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The Benefit Fixed Rate Account is available only with this benefit, and thus you may not allocate purchase payments to or transfer Account Value to or from the Benefit Fixed Rate Account. The interest rate that we pay with respect to the Benefit Fixed Rate Account is reduced by an amount that corresponds generally to the charge that we assess against your variable Sub-accounts for Highest Daily Lifetime Five. The Benefit Fixed Rate Account is not subject to the Investment Company Act of 1940 or the Securities Act of 1933.


 Under the formula component of Highest Daily Lifetime Five, we monitor your Account Value daily and, if necessary, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account. Any transfer would be made in accordance with the formula, which is set forth in the schedule supplement to the endorsement for this benefit (and also appears in Appendix C to this prospectus). Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying your Protected Withdrawal Value for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) Highest Daily Annual Income Amount. Then, using our actuarial tables, we produce an estimate of the total amount we would target in our allocation model, based on the projected Highest Daily Annual Income Amount each year for the rest of your life. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected Annual Income Amount (and thus your Target Value) would take into account any automatic step-up that was scheduled to occur according to the step-up formula described above. Next, the formula subtracts from the Target Value the amount held within the Benefit Fixed Rate Account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Benefit Fixed Rate Account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%) it means essentially that too much Target Value is not offset by assets within the Benefit Fixed Rate


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 Account, and therefore we will transfer an amount from your Permitted
 Sub-accounts to the Benefit Fixed Rate Account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the Benefit Fixed Rate Account to the Permitted Sub-accounts would occur. Note that the formula is calculated with reference to the Highest Daily Annual Income Amount, rather than with reference to the Annual Income Amount. If you select the new mathematical formula, see the discussion regarding the 90% cap.

 As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the Benefit Fixed Rate Account, because such poor investment performance will tend to increase the Target Ratio. Moreover, "flat" investment returns of your Account Value over a period of time also could result in the transfer of your Account Value to the Benefit Fixed Rate Account. Because the amount allocated to the Benefit Fixed Rate Account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the Benefit Fixed Rate Account so that the Target Ratio meets a target, which currently is equal to 80%. Once elected the ratios we use will be fixed.

 While you are not notified when the formula dictates a transfer, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Benefit Fixed Rate Account. The formula is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Five.

 Depending on the results of the formula calculation we may, on any day:
..   Not make any transfer between the Permitted Sub-accounts and the Benefit
    Fixed Rate Account; or
..   If a portion of your Account Value was previously allocated to the Benefit
    Fixed Rate Account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule); or
..   Transfer all or a portion of your Account Value in the Permitted
    Sub-accounts pro-rata to the Benefit Fixed Rate Account. The interest that you earn on such transferred amount will be equal to the annual rate that we have set for that day, and we will credit the daily equivalent of that annual interest until the earlier of one year from the date of the transfer or the date that such amount in the Benefit Fixed Rate Account is transferred back to the Permitted Sub-accounts.

 Therefore, at any given time, some, none, or all of your Account Value may be allocated to the Benefit Fixed Rate Account. If your entire Account Value is transferred to the Benefit Fixed Rate Account, then based on the way the formula operates, the formula will not transfer amounts out of the Benefit Fixed Rate Account to the Permitted Sub-accounts and the entire Account Value would remain in the Benefit Rate Fixed Account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the Benefit Fixed Rate Account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the Benefit Fixed Rate Account, if dictated by the formula. The amounts of any such transfer will vary, as dictated by the formula, and will depend on the factors listed below.

 Prior to the first withdrawal, the primary driver of transfers to the Benefit Fixed Rate Account is the difference between your Account Value and your Total Protected Withdrawal Value. If none of your Account Value is allocated to the Benefit Fixed Rate Account, then over time the formula permits an increasing difference between the Account Value and the Total Protected Withdrawal Value before a transfer to the Benefit Fixed Rate Account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the Benefit Fixed Rate Account, the smaller the difference between the Total Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the Benefit Fixed Rate Account.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Benefit Fixed Rate Account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
..   The difference between your Account Value and your Total Protected
    Withdrawal Value;
..   The amount of time Highest Daily Lifetime Five has been in effect on your
    Annuity;
..   The amount allocated to and the performance of the Permitted Sub-accounts and the Benefit Fixed Rate Account;
..   Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
..   Any withdrawals you take from your Annuity (while the benefit is in effect).

 Because the amount allocated to the Benefit Fixed Rate Account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the Benefit Fixed Rate Account or to the Permitted Sub-accounts, the greater the impact performance of

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 that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the Benefit Fixed Rate Account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the Benefit Fixed Rate Account and it has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Benefit Fixed Rate Account and it has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Benefit Fixed Rate Account even if the performance of your Permitted Sub-accounts is positive.

 Any Account Value in the Benefit Fixed Rate Account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the Benefit Fixed Rate Account.

 ADDITIONAL TAX CONSIDERATIONS

 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Total Annual Income Amount, which will cause us to increase the Total Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity that are greater than such amounts. Please note that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive Enhanced Protected Withdrawal Value and an amount under the Return of Principal Guarantee.


 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Five through a non-qualified annuity, and your annuity has received Enhanced Protected Withdrawal Value and/or an additional amount under the Return of Principal Guarantee, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 OPTIONAL 90% CAP FEATURE FOR THE FORMULA UNDER HIGHEST DAILY LIFETIME FIVE.

 If you own an Annuity and have elected the Highest Daily Lifetime Five Income Benefit, you can elect this feature which utilizes a new mathematical formula. The new formula is described below and will (if you elect it) replace the "Transfer Calculation" portion of the mathematical formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. This feature is available subject to state approval. The new formula is found in Appendix C. Only the election of the 90% cap will prevent all of your Account Value from being allocated to the Benefit Fixed Rate Account. If all of your Account Value is currently allocated to the Benefit Fixed Rate Account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the Benefit Fixed Rate Account.


 Under the new formula, the formula will not execute a transfer to the Benefit Fixed Rate Account that results in more than 90% of your Account Value being allocated to the Benefit Fixed Rate Account ("90% cap" or "90% cap feature"). Thus, on any Valuation Day, if the formula would require a transfer into the Benefit Fixed Rate Account that would result in more than 90% of the Account Value being allocated to the Benefit Fixed Rate Account, only the amount that results in exactly 90% of the Account Value being allocated to the Benefit Fixed Rate Account will be transferred. Additionally, future transfers into the Benefit Fixed Rate Account will not be made (regardless of the performance of the Benefit Fixed Rate Account and the Permitted Sub-accounts) at least until there is first a transfer out of the Benefit Fixed Rate Account. Once this transfer occurs out of the Benefit Fixed Rate Account, future amounts may be transferred to or from the Benefit Fixed Rate Account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Benefit Fixed Rate Account that results in greater than 90% of your Account Value being allocated to the Benefit Fixed Rate Account. HOWEVER, IT IS POSSIBLE THAT, DUE TO THE INVESTMENT PERFORMANCE OF YOUR ALLOCATIONS IN THE BENEFIT FIXED RATE ACCOUNT AND YOUR ALLOCATIONS IN THE PERMITTED SUB-ACCOUNTS YOU HAVE SELECTED, YOUR ACCOUNT VALUE COULD BE MORE THAN 90% INVESTED IN THE BENEFIT FIXED RATE ACCOUNT.

 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the Benefit Fixed Rate Account at least until there is first a transfer out of the Benefit Fixed Rate Account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the Benefit Fixed Rate Account, and the formula will still not transfer any of your Account Value to the Benefit Fixed Rate Account (at least until there is first a transfer out of the Benefit Fixed Rate Account). For example:
..   March 19, 2009 - a transfer is made to the Benefit Fixed Rate Account that results in the 90% cap being met and now $90,000 is allocated to the Benefit Fixed Rate Account and $10,000 is allocated to the Permitted Sub-accounts.

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..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the Benefit Fixed Rate Account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
..   As of March 20, 2009 (and at least until first a transfer is made out of the Benefit Fixed Rate Account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the Benefit Fixed Rate Account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the Benefit Fixed Rate Account).
..   Once there is a transfer out of the Benefit Fixed Rate Account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Benefit Fixed Rate Account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account as dictated by the formula. Once you elect this feature, the new transfer formula described above will be the formula for your Annuity.

 In the event that more than ninety percent (90%) of your Account Value is allocated to the Benefit Fixed Rate Account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the Benefit Fixed Rate Account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the Benefit Fixed Rate Account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule).

 Once the 90% cap feature is met, future transfers into the Benefit Fixed Rate Account will not be made (regardless of the performance of the Benefit Fixed Rate Account and the Permitted Sub-accounts) at least until there is a first transfer out of the Benefit Fixed Rate Account. Once this transfer occurs out of the Benefit Fixed Rate Account, future amounts may be transferred to or from the Benefit Fixed Rate Account if dictated by the formula.

 PLEASE BE AWARE THAT AFTER THE INITIAL TRANSFER OUT OF THE BENEFIT FIXED RATE ACCOUNT UPON ELECTION OF THE 90% CAP, THERE IS NO ASSURANCE THAT FUTURE TRANSFERS OUT WILL OCCUR, OR THE AMOUNT OF SUCH FUTURE TRANSFERS, AS A RESULT OF THE ELECTION OF THE 90% CAP. THESE TRANSFERS WILL BE DETERMINED BY THE MATHEMATICAL FORMULA AND DEPEND ON A NUMBER OF FACTORS UNIQUE TO YOUR ANNUITY.

 IMPORTANT CONSIDERATIONS WHEN ELECTING THE NEW FORMULA:
..   At any given time, some, most or none of your Account Value may be allocated to the Benefit Fixed Rate Account.
..   Please be aware that because of the way the new 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the Benefit Fixed Rate Account.
..   Because the charge for Highest Daily Lifetime Five is assessed against the average daily net assets of the Sub-accounts, that charge will be assessed against all assets transferred into the Permitted Sub-accounts.
..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

 HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT (HD 7)

 EFFECTIVE SEPTEMBER 14, 2012, WE NO LONGER ACCEPT ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE HIGHEST DAILY LIFETIME SEVEN BENEFIT.


 HIGHEST DAILY LIFETIME SEVEN IS NO LONGER AVAILABLE FOR NEW ELECTIONS. The income benefit under Highest Daily Lifetime Seven currently is based on a single "designated life" who is at least 55 years old on the date that the benefit is acquired. The Highest Daily Lifetime Seven Benefit was not available if you elected any other optional living benefit, although you may have elected any optional death benefit other than the Highest Daily Value death benefit. As long as your Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of the permitted investment options, see the Investment options section of this prospectus. Highest Daily Lifetime Seven is only available in those states that have not yet approved Highest Daily Lifetime 7 Plus. We no longer permit new elections of Highest Daily Lifetime Seven.

 Highest Daily Lifetime Seven guarantees until the death of the single designated life the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the

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 benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime Seven, and in Appendix E to this prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).


 As discussed below, a key component of Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life, provided that you have not made "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Seven.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the "Tenth Anniversary Date") or the date of the first withdrawal, the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value.

 If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

 (a)the Account Value; or
 (b)the Periodic Value on the date of the withdrawal.

 If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

 (1)the Account Value; or
 (2)the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted purchase payments; or
 (3)the sum of:
    (a)200% of the Account Value on the effective date of the benefit;
    (b)200% of all adjusted purchase payments made within one year after the effective date of the benefit; and
    (c)all adjusted purchase payments made after one year following the effective date of the benefit up to the date of the first withdrawal.

 On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent purchase payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE HIGHEST DAILY LIFETIME SEVEN
 BENEFIT
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active and does not reduce in subsequent Annuity Years, as described below. The percentage depends on the age of the Annuitant on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older.

 Under the Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative

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 withdrawals are in excess of the Annual Income Amount ("Excess Income"), your
 Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 Any Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).


 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime Seven benefit.


 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that
 (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and purchase payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Highest Daily Lifetime Seven benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Seven, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:
   .   The Issue Date is December 1, 2007
   .   The Highest Daily Lifetime Seven benefit is elected on March 5, 2008
   . The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime Seven benefit.

 DOLLAR-FOR-DOLLAR REDUCTIONS
 On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annuitant is younger than 75 at the time of the 1/st/ withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount-$6,000 less $2,500 = $3,500.

 PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before withdrawal                                $110,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $106,500.00
  Ratio                                                                 1.41%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.41%                                            $     84.51
  Annual Income Amount for future Annuity Years                  $  5,915.49

 HIGHEST QUARTERLY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (plus any Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 75 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                  HIGHEST QUARTERLY VALUE   ADJUSTED ANNUAL INCOME
                                 (ADJUSTED WITH WITHDRAWAL    AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE AND PURCHASE PAYMENTS)**  HIGHEST QUARTERLY VALUE)
-----              ------------- ------------------------- ------------------------
June 1, 2008        $118,000.00         $118,000.00               $5,900.00
August 6, 2008      $110,000.00         $112,885.55               $5,644.28
September 1, 2008   $112,000.00         $112,885.55               $5,644.28
December 1, 2008    $119,000.00         $119,000.00               $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter -
    March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.
   . The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.

 BENEFITS UNDER THE HIGHEST DAILY LIFETIME SEVEN BENEFIT

..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Highest Daily Lifetime Seven, and amounts are still payable under Highest Daily Lifetime Seven, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime Seven benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.

..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the single designated life.

 We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the annuitant's 95/th/ birthday will be treated as annuity payments.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Annuity, including any CDSC that may apply. Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal. However, we may impose a CDSC on the portion of a withdrawal that is deemed Excess Income.
..   Withdrawals made while the Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Seven Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Seven benefit. The Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
..   Upon inception of the benefit, and to maintain the benefit, 100% of your
    Account Value must have been allocated to the permitted Sub-accounts.
..   You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (see description below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

..   Transfers to and from the elected Sub-accounts and an AST Investment Grade
    Bond Portfolio Sub-account triggered by the mathematical formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime Seven benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.
..   The fee for Highest Daily Lifetime Seven is 0.60% annually of the Protected
    Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.15% of the Protected Withdrawal Value at the end of the quarter.
    We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account. Since this fee is based on the Protected Withdrawal Value the fee for Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.
..   You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
..   The Basic Death Benefit will terminate if withdrawals taken under the
    Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 We no longer permit new elections of Highest Daily Lifetime Seven.

 For Highest Daily Lifetime Seven, there must have been either a single Owner who was the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must have been at least 55 years old.

 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Seven. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Seven, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) ownership is transferred from a custodian to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity.

 Highest Daily Lifetime Seven can be elected at the time that you purchase your Annuity or after the Issue Date.

 If you wish, you may cancel the Highest Daily Lifetime Seven benefit. You may then elect any other currently available living benefit on the Valuation Day after you have cancelled the Highest Daily Lifetime Seven benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of the Highest Daily Lifetime Seven benefit, any Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata. You should be aware that upon termination of Highest Daily Lifetime Seven, you will lose the Protected Withdrawal Value (including the Tenth Anniversary Date Guarantee), Annual Income Amount, and the Return of Principal Guarantee that you had accumulated under the benefit. Thus, the initial guarantees under any newly-elected benefit will be based on your current Account Value at the time you elect a new benefit. ONCE THE HIGHEST DAILY LIFETIME SEVEN BENEFIT IS CANCELED YOU ARE NOT REQUIRED TO RE-ELECT ANOTHER OPTIONAL LIVING BENEFIT AND ANY SUBSEQUENT BENEFIT ELECTION MAY BE MADE ON OR AFTER THE FIRST VALUATION DAY FOLLOWING THE CANCELLATION OF THE HIGHEST DAILY LIFETIME SEVEN BENEFIT PROVIDED THAT THE BENEFIT YOU ARE LOOKING TO ELECT IS AVAILABLE ON A POST-ISSUE BASIS. ANY SUCH NEW BENEFIT MAY BE MORE EXPENSIVE.

 RETURN OF PRINCIPAL GUARANTEE
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Highest Daily Lifetime Seven; and
 b) the sum of each Purchase Payment you made (including any Credits) during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (although if you have elected to the Annual Income Amount in the form of Annuity payments, we will continue to pay the Annual Income Amount) (iv) upon the death of the Annuitant
 (v) if both the Account Value and Annual Income Amount equal zero or (vi) if you cease to meet our requirements for issuing the benefit (see Elections and Designations under the Benefit).

 Upon termination of Highest Daily Lifetime Seven other than upon the death of the Annuitant, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 MATHEMATICAL FORMULA COMPONENT OF HIGHEST DAILY LIFETIME SEVEN

 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you have elected Highest Daily Lifetime Seven. For purposes of the benefit, we refer to those permitted Sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Highest Daily Lifetime Seven, we require that you participate in our specialized program, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to the AST Investment Grade Bond Sub-account. Under the formula component of Highest Daily Lifetime Seven, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in Appendix E to this prospectus.


 Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that we use 5% in the formula, irrespective of the Annuitant's attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.

 If you elect the new formula (90% Cap Feature), see discussion regarding that feature.

 As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Moreover, "flat" investment returns of your Account Value over a period of time also could result in the transfer of your Account Value from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime Seven and existing Annuities that elect Highest Daily Lifetime Seven, however, we reserve the right, subject to any required regulatory approval, to change the ratios.

 While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Seven.

 Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:
   . Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or
   . If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or
   . Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.

 Therefore, at any given time, some, none, or all of your Account Value may be allocated to the AST Investment Grade Bond Sub-account. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts and the entire Account Value would remain in the AST Investment Grade Bond Sub-account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the AST Investment Grade Bond Sub-account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the AST Investment Grade Bond Sub-accounts, if dictated by the formula. The amounts of any such transfers will vary, as dictated by the formula, and will depend on the factors listed below.

 Prior to the first withdrawal, the primary driver of transfers to the AST Investment Grade Bond Sub-account is difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the AST Investment Grade Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the AST Investment Grade Bond Sub-account.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
   . The difference between your Account Value and your Protected Withdrawal Value;
   . The amount of time Highest Daily Lifetime Seven has been in effect on your Annuity;
   . The amount allocated to and the performance of the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account;
   . Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
   . Any withdrawals you take from your Annuity (while the benefit is in effect).

 Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the AST Investment Grade Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the AST Investment Grade Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

 If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Sub-account, if dictated by the formula.

 Any Account Value in the AST Investment Grade Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the AST Investment Grade Bond Sub-account.

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 ADDITIONAL TAX CONSIDERATIONS

 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Please note that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".


 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Seven through a non-qualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 HIGHEST DAILY LIFETIME SEVEN WITH BENEFICIARY INCOME OPTION

 EFFECTIVE SEPTEMBER 14, 2012, WE NO LONGER ACCEPT ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE HIGHEST DAILY LIFETIME SEVEN WITH BENEFICIARY INCOME OPTION.


 There is an optional death benefit feature under this benefit, the amount of which is linked to your Annual Income Amount. We refer to this optional death benefit as the Beneficiary Income Option or ("BIO"). Highest Daily Lifetime Seven was available without also selecting the Beneficiary Income Option death benefit. We no longer permit elections of the Highest Daily Lifetime Seven with Beneficiary Income Option death benefit. If you terminate your Highest Daily Lifetime Seven with BIO benefit to elect any other available living benefit, you will lose the guarantees that you had accumulated under your Highest Daily Lifetime Seven with BIO benefit and will begin new guarantees under the newly elected benefit.

 If you have elected this death benefit, you may not elect any other optional benefit. You may have elected the Beneficiary Income Option death benefit so long as the Annuitant is no older than age 75 at the time of election. For purposes of this optional death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Highest Daily Lifetime Seven itself . Because the fee for this benefit is based on the Protected Withdrawal Value, the fee for Highest Daily Lifetime Seven with the Beneficiary Income Option may be greater than it would have been based on the Account Value alone.

 Upon a death that triggers payment of a death benefit under the Annuity, we identify the following amounts: (a) the amount of the basic death benefit under the Annuity (b) the Protected Withdrawal Value and (c) the Annual Income Amount. If there were no withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were withdrawals prior to the date of death, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.


 If there is one beneficiary, he/she must choose to receive either the basic death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of periodic payments of the Annual Income Amount - such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic death benefit or (b) the Beneficiary Income Option death benefit. If chosen, for qualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than December 31/st/ of the year following the annuity owner's date of death. For non-qualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than one year after the owner's date of death. In order to receive the Beneficiary Income Option death benefit, each beneficiary's share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary's death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.


 Here is an example to illustrate how the death benefit may be paid:
..   Assume that (i) the basic death benefit is $50,000, the Protected
    Withdrawal Value is $100,000, and the Annual Income Amount is $5,000;
    (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.
..   Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value).

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 The pro-rated portion of the Annual Income Amount, equal to $3,750 annually
 (i.e., the first beneficiary's 75% share multiplied by $5000), is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary's 75% share of the $100,000 Protected Withdrawal Value).

 The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

 If you elect to terminate Highest Daily Lifetime Seven with Beneficiary Income Option, both Highest Daily Lifetime Seven and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Highest Daily Lifetime Seven with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the "Election and Designations under the Benefit" section, above.

 HIGHEST DAILY LIFETIME SEVEN WITH LIFETIME INCOME ACCELERATOR

 EFFECTIVE SEPTEMBER 14, 2012, WE NO LONGER ACCEPT ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE HIGHEST DAILY LIFETIME SEVEN WITH LIFETIME INCOME ACCELERATOR.


 There is another version of Highest Daily Lifetime Seven that we call Highest Daily Lifetime Seven with Lifetime Income Accelerator ("Highest Daily Lifetime Seven with LIA"). We no longer permit new elections of Highest Daily Lifetime Seven with LIA. If you have elected this benefit, you may not elect any other optional benefit. The income benefit under Highest Daily Lifetime Seven with LIA is based on a single "designated life" who was between the ages of 55 and 75 on the date that the benefit is elected. If you terminate your Highest Daily Lifetime Seven Benefit with LIA to elect any other available living benefit, you will lose the guarantees that you had accumulated under your Highest Daily Lifetime Seven benefit with LIA and will begin the new guarantees under the newly elected benefit based on the account value as of the date the new benefit becomes active.

 Highest Daily Lifetime Seven with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care. You should seek professional advice to determine your financial needs for long-term care.

 Highest Daily Lifetime Seven with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the "LIA Amount") if you meet the conditions set forth below. If you had chosen the Highest Daily Lifetime Seven with LIA, the maximum charge is 2.00% of Protected Withdrawal Value ("PWV") annually. We deduct the current charge (0.95% of PWV) at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation
 Day), we deduct 0.2375% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account. Since this fee is based on the protected withdrawal value, the fee for Highest Daily Lifetime Seven with LIA may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described below.

 If this benefit was elected within an Annuity held as a 403 (b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403 (b) plan itself.

 You could have chosen Highest Daily Lifetime Seven without also electing LIA, however you may not have elected LIA without Highest Daily Lifetime Seven. All terms and conditions of Highest Daily Lifetime Seven apply to this version of the benefit, except as described herein.

 ELIGIBILITY REQUIREMENTS FOR LIA AMOUNT. Both a waiting period of 36 months, from the benefit effective date, and an elimination period of 120 days, from the date of notification that one or both of the requirements described immediately below have been met, apply before you can become eligible for the LIA Amount. Assuming the 36 month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA amount would be available for withdrawal on the Valuation Day immediately after the 120/th/ day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, either or both of the following requirements ("LIA conditions") must be met. It is not necessary to meet both conditions:

 (1)The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.
 (2)The designated life is unable to perform two or more basic abilities of caring for oneself or "activities of daily living." We define these basic abilities as:

    i. Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.

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    ii.Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
   iii.Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower. iv.Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
    v. Transferring: Moving into or out of a bed, chair or wheelchair. vi.Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

 You must notify us when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described in this prospectus under the Highest Daily Lifetime Seven Benefit.


 Additionally, we will reassess your eligibility on an annual basis although your LIA benefit for the year that immediately precedes our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine that you are no longer eligible to receive the LIA Amount, the Annual Income Amount would replace the LIA Amount on the next Annuity Anniversary (the "ineligibility effective date"). However, 1) if you were receiving income through a systematic withdrawal program that was based on your LIA Amount; 2) you subsequently become ineligible to receive your LIA Amount, and 3) we do not receive new withdrawal instructions from you prior to the ineligibility effective date, we will cancel such systematic withdrawal program on the ineligibility effective date. You will be notified of your subsequent ineligibility and the date systematic withdrawal payments will stop before either occur. If any existing systematic withdrawal program is canceled, you must enroll in a new systematic withdrawal program if you wish to receive income on a systematic basis. You may establish a new or make changes to any existing systematic withdrawal program at any time by contacting our Annuity Service Office. All "Excess Income" conditions described above in "Key Feature - Annual Income Amount under the Highest Daily Lifetime Seven Benefit" would apply. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.


 You should also keep in mind that, at the time you are experiencing the LIA conditions that would qualify you for the LIA Amount, you may also be experiencing other disabilities that could impede your ability to conduct your affairs. You may wish to consult with a legal advisor to determine whether you should authorize a fiduciary who could notify us if you meet the LIA conditions and apply for the benefit.

 LIA AMOUNT AT THE FIRST WITHDRAWAL. If your first withdrawal subsequent to election of Highest Daily Lifetime Seven with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.

 LIA AMOUNT AFTER THE FIRST WITHDRAWAL. If you become eligible for the LIA Amount after you have taken your first withdrawal, the available LIA amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount, however the available LIA amount in the current Annuity Year is reduced by any withdrawals that have been taken in the current Annuity Year. Cumulative withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year.

 WITHDRAWALS IN EXCESS OF THE LIA AMOUNT. If your cumulative withdrawals in an Annuity Year are in excess of the LIA Amount when you are eligible ("Excess Withdrawal"), your LIA Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Withdrawal. Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount up to and including the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Excess Withdrawals will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount. Any withdrawals that are less than or equal to the LIA amount (when eligible) but in excess of the free withdrawal amount available under this Annuity will not incur a CDSC.

 Withdrawals are not required. However, subsequent to the first withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.

 PURCHASE PAYMENTS. If you are eligible for the LIA Amount as described under "Eligibility Requirements for LIA Amount" and you make an additional Purchase Payment, we will increase your LIA Amount by double the amount we add to your Annual Income Amount.

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 STEP UPS. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.


 GUARANTEE PAYMENTS. If your Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount, or as a result of the fee that we assess for Highest Daily Lifetime Seven with LIA, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. Thus, in that scenario, the remaining LIA Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA amount (as described under "Eligibility Requirements for LIA Amount" above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under "Eligibility Requirements for LIA Amount". To the extent that cumulative withdrawals in the current Annuity Year that reduce your Account Value to zero are more than the LIA Amount (except in the case of required minimum distributions), Highest Daily Lifetime Seven with LIA terminates, and no additional payments are permitted.


 ANNUITY OPTIONS. In addition to the Highest Daily Lifetime Seven Annuity Options described above, after the 10/th/ benefit anniversary you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Account Value to receive payments for life under your Annuity, we will pay the greater amount. Prior to the 10/th/ benefit anniversary this option is not available.

 We will continue to make payments until the death of the Designated Life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun.

 If you elected Highest Daily Lifetime Seven with LIA, and never meet the eligibility requirements, you will not receive any additional payments based on the LIA Amount.

 OPTIONAL 90% CAP FEATURE FOR FORMULA FOR HIGHEST DAILY LIFETIME SEVEN

 If you currently own an Annuity and have elected the Highest Daily Lifetime Seven Income Benefit (including Highest Daily Lifetime Seven with Beneficiary Income Option and Highest Daily Lifetime Seven with Lifetime Income Accelerator) or Spousal Highest Daily Lifetime Seven Income Benefit (including Spousal Highest Daily Lifetime Seven with Beneficiary Income Option), you can elect this feature which utilizes a new mathematical formula. The new formula is described below and will replace the "Transfer Calculation" portion of the mathematical formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. The new mathematical formula is found in Appendix E (page E-4).


 Only the election of the 90% Cap will prevent all of your Account Value from being allocated to the AST Investment Grade Bond Portfolio Sub-account. If all of your Account Value is currently allocated to the AST Investment Grade Bond Portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% Cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the AST Investment Grade Bond Portfolio Sub-account.

 Under the new formula, the formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap" or "90% cap feature"). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. HOWEVER, IT IS POSSIBLE THAT, DUE TO THE INVESTMENT PERFORMANCE OF YOUR ALLOCATIONS IN THE AST INVESTMENT GRADE BOND SUB-ACCOUNT AND YOUR ALLOCATIONS IN THE PERMITTED SUB-ACCOUNTS YOU HAVE SELECTED, YOUR ACCOUNT VALUE COULD BE MORE THAN 90% INVESTED IN THE AST INVESTMENT GRADE BOND SUB-ACCOUNT.

 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your

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 Account Value to the AST Investment Grade Bond Sub-account (at least until there is first a transfer out of the AST Investment Grade Bond Sub-account). For example,
..   March 19, 2009 - a transfer is made that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
..   As of March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the AST Investment Grade Bond Sub-account).
..   Once there is a transfer out of the AST Investment Grade Bond Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula. Once you elect this feature, the new transfer formula described above and set forth below will be the formula for your Annuity.

 In the event that more than ninety percent (90%) of your Account Value is allocated to the AST Investment Grade Bond Sub-account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the AST Investment Grade Bond Sub-account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the AST Investment Grade Bond Sub-account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amounts of such additional transfer(s) will vary. If on the date this feature is elected 100% of your Account Value is allocated to the AST Investment Grade Bond Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts. WHILE THERE ARE NO ASSURANCES THAT FUTURE TRANSFERS WILL OCCUR, IT IS POSSIBLE THAT AN ADDITIONAL TRANSFER(S) TO THE PERMITTED SUB-ACCOUNTS COULD OCCUR FOLLOWING THE VALUATION DAY(S), AND IN SOME INSTANCES (BASED ON THE FORMULA) THIS ADDITIONAL TRANSFER(S) COULD BE LARGE.

 Once the 90% cap feature is met, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 IMPORTANT CONSIDERATION WHEN ELECTING THE NEW FORMULA:
..   At any given time, some, most or none of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
..   Please be aware that because of the way the 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

 SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT (SHD7)

 EFFECTIVE SEPTEMBER 14, 2012, WE NO LONGER ACCEPT ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE SPOUSAL HIGHEST DAILY SEVEN BENEFIT.


 Spousal Highest Daily Lifetime Seven is the spousal version of Highest Daily Lifetime Seven. We no longer permit new elections of Spousal Highest Daily Lifetime Seven. Spousal Highest Daily Lifetime Seven must have been elected based on two Designated Lives, as described below. Each Designated Life must have been at least 59 1/2 years old when the benefit was elected. Spousal Highest Daily Lifetime Seven was not available if you elected any other optional living benefit or optional death benefit. As long as your Spousal Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of permitted investment options, see the Investment options section of this prospectus.

 The benefit that guarantees until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "Designated Lives", and each, a "Designated Life") the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal

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



 Value") regardless of the impact of market performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that market performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime Seven benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Spousal Highest Daily Lifetime Seven, and in Appendix E to this prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).


 As discussed below, a key component of Spousal Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount until the death of the second Designated Life, provided that there have not been "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Seven.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the "Tenth Anniversary Date") or the date of the first withdrawal, the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value.

 If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

 (1)the Account Value; or
 (2)the Periodic Value on the date of the withdrawal.

 If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

 (1)the Account Value; or
 (2)the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted purchase payments; or
 (3)the sum of:
    (a)200% of the Account Value on the effective date of the benefit;
    (b)200% of all adjusted purchase payments made within one year after the effective date of the benefit; and
    (c)all adjusted purchase payments made after one year following the effective date of the benefit up to the date of the first withdrawal.

 On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent purchase payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE SPOUSAL HIGHEST DAILY LIFETIME SEVEN BENEFIT
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active and does not reduce in subsequent Annuity Years, as described below. The percentage depends on the age of the youngest Designated Life on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 79 and younger, 6% for ages 80 to 84, 7% for ages 85 to 89, and 8% for ages 90 and older. We use the age of the youngest Designated Life even if that Designated Life is no longer a participant under the Annuity due to death or divorce.

 Under the Spousal Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 Any Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).


 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Spousal Highest Daily Seven benefit.


 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that
 (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the youngest Designated Life on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and purchase payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Spousal Highest Daily Lifetime Seven benefit does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Seven, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:
..   The Issue Date is December 1, 2007
..   The Spousal Highest Daily Lifetime Seven benefit is elected on March 5,
    2008.
..   The youngest Designated Life was 70 years old when he/she elected the
    Spousal Highest Daily Lifetime Seven benefit.

 DOLLAR-FOR-DOLLAR REDUCTIONS
 On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest Designated Life is younger than 80 at the time of the 1/st/ withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount - $6,000 less $2,500 = $3,500.

 PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before withdrawal                                $110,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $106,500.00
  Ratio                                                                 1.41%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.41%                                            $     84.51
  Annual Income Amount for future Annuity Years                  $  5,915.49

 HIGHEST QUARTERLY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest Designated Life's age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (plus any Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 80 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                  HIGHEST QUARTERLY VALUE   ADJUSTED ANNUAL INCOME
                                 (ADJUSTED WITH WITHDRAWAL    AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE AND PURCHASE PAYMENTS)**  HIGHEST QUARTERLY VALUE)
-----              ------------- ------------------------- ------------------------
June 1, 2008        $118,000.00         $118,000.00               $5,900.00
August 6, 2008      $110,000.00         $112,885.55               $5,644.28
September 1, 2008   $112,000.00         $112,885.55               $5,644.28
December 1, 2008    $119,000.00         $119,000.00               $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter -
    March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

 The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.

 BENEFITS UNDER THE SPOUSAL HIGHEST DAILY LIFETIME SEVEN BENEFIT
..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Spousal Highest Daily Lifetime Seven, and amounts are still payable under Spousal Highest Daily Lifetime Seven, we will make an additional payment, if any, for that
    Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current Annuity Year that reduced your
    Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime Seven benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. If, due to death of a Designated Life or divorce prior to annuitization, only a single Designated Life remains, then Annuity payments will be made as a life annuity for the lifetime of the Designated Life.

 We must receive your request in a form acceptable to us at our office.

 In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the older of the owner or Annuitant's 95/th/ birthday, will be treated as annuity payments.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Spousal Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Annuity, including any CDSC that may apply. Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal. However, we may impose a CDSC on the portion of a withdrawal that is deemed Excess Income.
..   Withdrawals made while the Spousal Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Highest Daily Lifetime Seven Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime Seven benefit. The Spousal Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon.

    For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
..   Upon inception of the benefit, and to maintain the benefit, 100% of your
    Account Value must have been allocated to the permitted Sub-accounts.
..   You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (as described below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   You can make withdrawals from your Annuity without purchasing the Spousal
    Highest Daily Lifetime Seven benefit. The Spousal Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income
    Amount in the form of periodic benefit payments.
..   Transfers to and from the elected Sub-accounts and the AST Investment Grade
    Bond Portfolio Sub-account triggered by the mathematical formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Spousal Highest Daily Lifetime Seven benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfers of Account Value and allocation of Additional purchase payments may be subject to new investment limitations.
..   The fee for Spousal Highest Daily Lifetime Seven is 0.75% annually of the
    Protected Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.1875% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account. Since this fee is based on the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.
..   You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
..   The Basic Death Benefit will terminate if withdrawals taken under the
    Spousal Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Spousal Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT.
 We no longer permit new elections of Spousal Highest Daily Lifetime Seven. Elections of Spousal Highest Daily Lifetime Seven must have been based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the Designated Lives to die. Spousal Highest Daily Lifetime Seven could only be elected where the Owner, Annuitant, and Beneficiary designations are as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The Owner/Annuitant and the beneficiary each must be at least 59 1/2 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 59 1/2 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 59 1/2 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:

 (a)if one Owner dies and the surviving spousal Owner assumes the Annuity or

 (b)if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however, the Spousal Highest Daily Lifetime Seven benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.


 Spousal Highest Daily Lifetime Seven can be elected at the time that you purchase your Annuity or after the Issue Date.

 If you wish, you may cancel any Spousal Highest Daily Lifetime Seven benefit. You may then elect any other currently available living benefit on any Valuation Day after you have cancelled the Spousal Highest Daily Lifetime Seven benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of any Spousal Highest Daily Lifetime Seven benefit, any Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account used with the pre-determined mathematical formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instruction or in absence of such instruction, pro-rata. You should be aware that upon termination of Spousal Highest Daily Lifetime Seven, you will lose the Protected Withdrawal Value (including the Tenth Anniversary Date Guarantee), Annual Income Amount, and the Return of Principal Guarantee that you had accumulated under the benefit. Thus, the initial guarantees under any newly-elected benefit will be based on your current Account Value. ONCE THE SPOUSAL HIGHEST DAILY LIFETIME SEVEN BENEFIT IS CANCELLED YOU ARE NOT REQUIRED TO RE-ELECT ANOTHER OPTIONAL LIVING BENEFIT AND ANY SUBSEQUENT BENEFIT ELECTION MAY BE MADE ON OR AFTER THE FIRST VALUATION DAY FOLLOWING THE CANCELLATION OF THE SPOUSAL HIGHEST DAILY LIFETIME SEVEN BENEFIT PROVIDED THAT THE BENEFIT YOU ARE LOOKING TO ELECT IS AVAILABLE ON A POST-ISSUE BASIS. ANY SUCH NEW BENEFIT MAY BE MORE EXPENSIVE.

 RETURN OF PRINCIPAL GUARANTEE
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Spousal Highest Daily Lifetime Seven; and
 b) the sum of each Purchase Payment you made (including any Credits) during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the a bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Spousal Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) if upon the death of the first Designated Life, the surviving Designated Life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first Designated Life) (ii) upon the death of the second Designated Life, (iii) upon your termination of the benefit (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount) (iv) upon your surrender of the Annuity (v) upon your election to begin receiving annuity payments (vi) if both the Account Value and Annual Income Amount equal zero or
 (vii) if you cease to meet our requirements for issuing the benefit (see Election of and Designations under the Benefit).

 Upon termination of Spousal Highest Daily Lifetime Seven other than upon death of a Designated Life, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 MATHEMATICAL FORMULA COMPONENT OF SPOUSAL HIGHEST DAILY LIFETIME SEVEN

 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you have elected Spousal Highest Daily Lifetime Seven. For purposes of the benefit, we refer to those permitted Sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Spousal Highest Daily Lifetime Seven, we require that you participate in our specialized program, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to the AST Investment Grade Bond Sub-account. Under the formula component of Spousal Highest Daily Lifetime Seven, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in Appendix E to this prospectus.


 Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note

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 that we use 5% in the formula, irrespective of the Annuitant's attained age.
 Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.

 If you elect the new formula (90% Cap Feature), see discussion regarding that feature.

 As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Moreover, "flat" investment returns of your Account Value over a period of time also could result in the transfer of your Account Value from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Spousal Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Spousal Highest Daily Lifetime Seven and existing Annuities that elect Spousal Highest Daily Lifetime Seven, however, we reserve the right, subject to any required regulatory approval, to change the ratios.

 While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Spousal Highest Daily Lifetime Seven.

 Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:
   . Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or
   . If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or
   . Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.

 Therefore, at any given time, some, none, or all of your Account Value may be allocated to the AST Investment Grade Bond Sub-account. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts and the entire Account Value would remain in the AST Investment Grade Bond Sub-account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the AST Investment Grade Bond Sub-account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the AST Investment Grade Bond Sub-accounts, if dictated by the formula. The amounts of any such transfers will vary, as dictated by the formula, and will depend on the factors listed below.

 Prior to the first withdrawal, the primary driver of transfers to the AST Investment Grade Bond Sub-account is difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the AST Investment Grade Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the AST Investment Grade Bond Sub-account.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity

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 and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
   . The difference between your Account Value and your Protected Withdrawal Value;
   . The amount of time Spousal Highest Daily Lifetime Seven has been in effect on your Annuity;
   . The amount allocated to and the performance of the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account;
   . Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
   . Any withdrawals you take from your Annuity (while the benefit is in effect).

 Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the AST Investment Grade Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the AST Investment Grade Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

 If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Sub-account, if dictated by the formula.

 Any Account Value in the AST Investment Grade Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the AST Investment Grade Bond Sub-account.

 ADDITIONAL TAX CONSIDERATIONS

 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Please note that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".


 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime Seven through a non-qualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 SPOUSAL HIGHEST DAILY LIFETIME SEVEN WITH BENEFICIARY INCOME OPTION

 EFFECTIVE SEPTEMBER 14, 2012, WE NO LONGER ACCEPT ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE SPOUSAL HIGHEST DAILY LIFETIME SEVEN WITH BENEFICIARY INCOME OPTION.


 There was an optional death benefit feature under this benefit, the amount of which is linked to your Annual Income Amount. You may have choosen Spousal Highest Daily Lifetime Seven without also selecting the Beneficiary Income Option death benefit ("BIO"). We no longer permit elections of Spousal Highest Daily Lifetime Seven with BIO. If you terminate your Spousal Highest Daily Lifetime Seven benefit with BIO to elect any other available living benefit, you will lose all guarantees under the Spousal Highest Daily Lifetime Seven benefit with BIO, and will begin new guarantees under the newly elected benefit based on the Account Value as of the date the new benefit becomes active.

 If you elected the Beneficiary Income Option death benefit, you may not elect any other optional benefit. You could elect the Beneficiary Income Option death benefit so long as each Designated Life was no older than age 75 at the time of election. This death benefit is not transferable in the event of a divorce, nor may the benefit be split in accordance with any divorce proceedings

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 or similar instrument of separation. Since this fee is based on the Protected
 Withdrawal Value, the fee for Spousal Highest Daily Lifetime Seven with BIO may be greater than it would have been, had it been based on the Account Value alone.

 For purposes of the Beneficiary Income Option death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Spousal Highest Daily Lifetime Seven itself. Upon the first death of a Designated Life, no amount is payable under the Beneficiary Income Option death benefit. Upon the second death of a Designated Life, we identify the following amounts: (a) the amount of the base death benefit under the Annuity
 (b) the Protected Withdrawal Value and (c) the Annual Income Amount. If there were no withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were withdrawals prior to the date of death, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.


 If there is one beneficiary, he/she must choose to receive either the base death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of annual payment of the Annual Income Amount - such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic death benefit or (b) the Beneficiary Income Option death benefit. If chosen, for qualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than December 31/st/ of the year following the annuity owner's date of death. For non-qualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than one year after the owner's date of death. In order to receive the Beneficiary Income Option death benefit, each beneficiary's share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary's death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.


 Here is an example to illustrate how the death benefit may be paid:
..   Assume that (i) the basic death benefit is $50,000, the Protected
    Withdrawal Value is $100,000, and the Annual Income Amount is $5,000;
    (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.
..   Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value).

 The pro-rated portion of the Annual Income Amount equal to $3,750 (i.e., the first beneficiary's 75% share multiplied by $5,000) is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary's 75% share of the $100,000 Protected Withdrawal Value).

 The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

 If you elect to terminate Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, both Spousal Highest Daily Lifetime Seven and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the "Election of and Designations under the Benefit" section, above.

 OPTIONAL 90% CAP FEATURE FOR THE FORMULA FOR HIGHEST DAILY LIFETIME SEVEN AND SPOUSAL HIGHEST DAILY LIFETIME SEVEN

 If you currently own an Annuity and have elected the Highest Daily Lifetime Seven Income Benefit (including Highest Daily Lifetime Seven with Beneficiary Income Option and Highest Daily Lifetime Seven with Lifetime Income Accelerator) or Spousal Highest Daily Lifetime Seven Income Benefit (including Spousal Highest Daily Lifetime Seven with Beneficiary Income Option), you can elect this feature which utilizes a new formula. The new formula is described below and will replace the "Transfer Calculation" portion of the formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. There is no cost for adding this feature. This election may only be made once and may not be revoked once elected. The new formula is found in Appendix E (page E-4). Only the election of the 90% cap will prevent all of your Account Value from being allocated to the AST Investment Grade Bond Portfolio Sub-account. If all of your Account Value is currently allocated to the AST Investment Grade Bond Portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the AST Investment Grade Bond Portfolio Sub-account.


 We allow those who currently participate in Spousal Highest Daily Lifetime Seven to choose, as part of the benefit, a formula that differs from the formula introduced originally with this benefit, subject to regulatory approval. Under the new formula, the formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap" or 90% cap feature"). Thus, on any Valuation Day, if

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 the formula would require a transfer to the AST Investment Grade Bond
 Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. HOWEVER, IT IS POSSIBLE THAT, DUE TO THE INVESTMENT PERFORMANCE OF YOUR ALLOCATIONS IN THE AST INVESTMENT GRADE BOND SUB-ACCOUNT AND YOUR ALLOCATIONS IN THE PERMITTED SUB-ACCOUNTS YOU HAVE SELECTED, YOUR ACCOUNT VALUE COULD BE MORE THAN 90% INVESTED IN THE AST INVESTMENT GRADE
 BOND SUB-ACCOUNT.

 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond
 Sub-account (at least until there is first a transfer out of the AST
 Investment Grade Bond Sub-account). For example,
..   March 19, 2009 - a transfer is made that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
..   As of March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the AST Investment Grade Bond Sub-account).
..   Once there is a transfer out of the AST Investment Grade Bond Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula. Once you elect this feature, the new transfer formula described above and set forth below will be the formula for your Annuity.

 In the event that more than ninety percent (90%) of your Account Value is allocated to the AST Investment Grade Bond Sub-account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the AST Investment Grade Bond Sub-account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the AST Investment Grade Bond Sub-account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amounts of such additional transfer(s) will vary. If on the date this feature is elected 100% of your Account Value is allocated to the Investment Grade Bond Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts. While there are no assurances that future transfers will occur, IT IS POSSIBLE THAT AN ADDITIONAL TRANSFER(S) TO THE PERMITTED SUB-ACCOUNTS COULD OCCUR FOLLOWING THE VALUATION DAY(S), AND IN SOME INSTANCES (BASED ON THE FORMULA) THE ADDITIONAL TRANSFER(S) COULD BE LARGE.

 Once the 90% cap feature is met, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Important Consideration When Electing The New Formula:
..   At any given time, some, most or none of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

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 HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT (HD 7 PLUS)

 EFFECTIVE SEPTEMBER 14, 2012, WE NO LONGER ACCEPT ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE HIGHEST DAILY LIFETIME 7 PLUS BENEFIT.


 HIGHEST DAILY LIFETIME 7 PLUS IS NO LONGER OFFERED FOR NEW ELECTIONS. Please note that if you terminate Highest Daily Lifetime 7 Plus and elect another available living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. The income benefit under Highest Daily Lifetime 7 Plus currently is based on a single "designated life" who was at least 45 years old on the date that the benefit was elected. The Highest Daily Lifetime 7 Plus Benefit was not available if you elected any other optional living benefit, although you may elect any optional death benefit other than the Highest Daily Value death benefit. As long as your Highest Daily Lifetime 7 Plus Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of the permitted investment options, see the "Investment Options" section of this prospectus.

 Highest Daily Lifetime 7 Plus guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life ("Lifetime Withdrawals"), provided that you have not made "excess withdrawals" that have resulted in your Account Value being reduced to zero. We also permit you to make a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. Highest Daily Lifetime 7 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime 7 Plus. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

 Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take an excess withdrawal that brings your Account Value to zero, it is possible that your Annual Income Amount could also fall to zero. In that scenario, no further amount would be payable under the Highest Daily Lifetime 7 Plus benefit.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 (2)the Account Value.

 If you have not made a Lifetime Withdrawal on or before the 10/th/, 20/th/, or 25/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 10/th/, 20/th/, or 25/th/ Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) below (proportionally reduced for any Non-Lifetime Withdrawals):
    (a)200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of the Account Value on the effective date of the benefit;
    (b)200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of all adjusted purchase payments made within one year following the effective date of the benefit; and
    (c)all adjusted purchase payments made after one year following the effective date of the benefit.

 If you elected Highest Daily Lifetime 7 Plus with Beneficiary Income Option ("BIO") (see below), we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary of the effective date of the benefit ("Tenth Anniversary"). This means that under the Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20/th/ and 25/th/ Anniversary of the Benefit Effective Date.

 On and after the date of your first Lifetime Withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent purchase payments, is reduced by withdrawals, including your first Lifetime Withdrawal (as described below), and may be increased if you qualify for a step-up (as described below).

 RETURN OF PRINCIPAL GUARANTEE
 If you have not made a Lifetime Withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Highest Daily Lifetime 7 Plus proportionally reduced for any Non-Lifetime Withdrawal; and
 b) the sum of each Purchase Payment proportionally reduced for any subsequent Non-Lifetime Withdrawal (including the amount of any associated Credits) you made during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the AST Investment Grade Bond Sub-account), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. Because the amount is added to Account Value, it will also be subject to each charge under your Annuity based on Account Value. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime 7 Plus and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal (other than a Non-Lifetime Withdrawal) prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee. The Return of Principal Guarantee is referred to as the Guaranteed Minimum Account Value Credit in the benefit rider.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE HIGHEST DAILY LIFETIME 7 PLUS BENEFIT
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 45 - less than 59 1/2, 5% for ages 59 1/2 - 74, 6% for ages 75-79, 7% for ages 80-84, and 8%
 for ages 85 and older.

 Under the Highest Daily Lifetime 7 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 NOTE THAT IF YOUR WITHDRAWAL OF THE ANNUAL INCOME AMOUNT IN A GIVEN ANNUITY YEAR EXCEEDS THE APPLICABLE FREE WITHDRAWAL AMOUNT UNDER THE ANNUITY (BUT IS NOT CONSIDERED EXCESS INCOME), WE WILL NOT IMPOSE ANY CDSC ON THE AMOUNT OF THAT WITHDRAWAL.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime 7 Plus will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 45 - less than 59 1/2, 5% for ages 59 1/2 - 74, 6% for ages 75-79, 7% for ages 80-84, and 8%
 for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).

 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime 7 Plus benefit.


 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime 7 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45 - less than 59 1/2, 5% for ages 59 1/2-74, 6% for ages 75-79, 7% for ages 80-84, and 8%
 for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 7 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 7 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 If you establish a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

 The Highest Daily Lifetime 7 Plus benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 7 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 7 Plus benefit or any other fees and charges. Assume the following for all three examples:
..   The Issue Date is December 1, 2008
..   The Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009
..   The Annuitant was 70 years old when he/she elected the Highest Daily
    Lifetime 7 Plus benefit.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annuitant is between the ages of 59 1/2 and 74 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1,
 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before Lifetime Withdrawal                       $118,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $114,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $114,500.00
  Ratio                                                                 1.31%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.31%                                            $     78.60
  Annual Income Amount for future Annuity Years                  $  5,921.40

 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including the amount of any associated Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 59 1/2 and 74 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including the amount of any associated Credits), is higher than $5,921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

                                    HIGHEST DAILY VALUE    ADJUSTED ANNUAL INCOME
                                 (ADJUSTED WITH WITHDRAWAL   AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE AND PURCHASE PAYMENTS)**   HIGHEST DAILY VALUE)
-----              ------------- ------------------------- ----------------------
November 25, 2009   $119,000.00      $      119,000.00           $5,950.00
November 26, 2009                     Thanksgiving Day
November 27, 2009   $113,000.00      $      113,986.95           $5,699.35
November 30, 2009   $113,000.00      $      113,986.95           $5,699.35
December 01, 2009   $119,000.00      $      119,000.00           $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

 NON-LIFETIME WITHDRAWAL FEATURE
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime 7 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum

 Surrender Value (see "Access to Account Value - Can I Surrender My Annuity for Its Value?"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 7 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 7 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.


 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value and the Return of Principal guarantee. It will also proportionally reduce the Periodic Value guarantees on the tenth, twentieth and twenty-fifth anniversaries of the benefit effective date (see description in "Key Feature - Protected Withdrawal Value," above). It will reduce all three by the percentage the total withdrawal amount (including any applicable
 CDSC) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.


 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
..   The Issue Date is December 1, 2008
..   The Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009
..   The Account Value at benefit election was $105,000
..   The Annuitant was 70 years old when he/she elected the Highest Daily
    Lifetime 7 Plus benefit.
..   No previous withdrawals have been taken under the Highest Daily Lifetime 7
    Plus benefit.

 On May 2, 2009, the Protected Withdrawal Value is $125,000, the 10/th/ benefit year minimum Periodic Value guarantee is $210,000, the 10/th/ benefit year Return of Principal guarantee is $105,000, the 20/th/ benefit year minimum Periodic Value guarantee is $420,000, the 25/th/ benefit year minimum Periodic Value guarantee is $630,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on May 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 7 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

      Withdrawal Amount divided by                               $ 15,000
      Account Value before withdrawal                            $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10/th/ benefit year Return of Principal                    $ 91,875
      10/th/ benefit year Minimum Periodic Value                 $183,750
      20/th/ benefit year Minimum Periodic Value                 $367,500
      25/th/ benefit year Minimum Periodic Value                 $551,250

 REQUIRED MINIMUM DISTRIBUTIONS
 Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Any withdrawal you take that exceeds the Annual Income Amount in Annuity Years that your required minimum distribution amount is not greater than the Annual Income Amount will be treated as an Excess Withdrawal under the benefit. If your required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered an excess withdrawal. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar by dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as an excess withdrawal.

 EXAMPLE - REQUIRED MINIMUM DISTRIBUTIONS
 The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

 Annual Income Amount = $5,000

 Remaining Annual Income Amount = $3,000

 Required Minimum Distribution = $6,000

 The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 - $5,000) =
 $4,000).

 If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all of the guarantees associated with the Highest Daily Lifetime 7 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000), without being treated as an Excess Withdrawal is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

 BENEFITS UNDER HIGHEST DAILY LIFETIME 7 PLUS
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount or as a result of the fee that we assess for Highest Daily Lifetime 7 Plus, and amounts are still payable under Highest Daily Lifetime 7 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Highest Daily Lifetime 7 Plus, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime 7 Plus benefit terminates, and no additional payments are made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the Designated Life.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single Designated Life. We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

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

..   If no Lifetime Withdrawal was ever taken, we will calculate the Annual
    Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the annuitant's 95/th/ birthday will be treated as annuity payments.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Highest Daily Lifetime 7 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount.
..   Withdrawals made while the Highest Daily Lifetime 7 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime 7 Plus benefit. The Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to our rules regarding time and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
..   Upon inception of the benefit, and to maintain the benefit, 100% of your
    Account Value must have been allocated to the Permitted Sub-accounts.
..   You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (see description below) if you elect this benefit. A summary description of the AST Investment
    Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can
    find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the elected Sub-accounts and the AST Investment Grade
    Bond Portfolio Sub-account triggered by the Highest Daily Lifetime 7 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime 7 Plus benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.
..   The maximum charge for Highest Daily Lifetime 7 Plus is 1.50% annually of the greater of Account Value and the Protected Withdrawal Value (PWV). The current charge is 0.75% annually of the greater of Account Value and the Protected Withdrawal Value. We deduct this fee on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.1875% of the greater of the prior day's Account Value or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account and the DCA Fixed Rate Option (if applicable). Since this fee is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the Account Value at the benefit quarter, we will charge the remainder of the Account Value for the benefit and continue the benefit as described above.
..   You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
..   The Basic Death Benefit will terminate if withdrawals taken under Highest
    Daily Lifetime 7 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 We no longer permit new elections of Highest Daily Lifetime 7 Plus. For Highest Daily Lifetime 7 Plus, there must have been either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must have been at least 45 years old.

 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 7 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 7 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous owner, (b) ownership is transferred from a custodian to the Annuitant, or vice versa or
 (c) ownership is transferred from one entity to another entity that is satisfactory to us.

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 PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT SUCH AS HIGHEST DAILY
 LIFETIME 7 PLUS AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WILL BEGIN THE NEW GUARANTEES UNDER THE NEW BENEFIT YOU ELECT BASED ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. WE RESERVE THE RIGHT TO WAIVE, CHANGE AND/OR FURTHER LIMIT THE ELECTION FREQUENCY IN THE FUTURE. These restrictions are waived if the Lifetime Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Lifetime Five, Spousal Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime 7 Plus benefits were terminated as a result of the death of the Annuitant and the beneficiary elected to continue the Annuity under the Spousal Assumption provision.

 TERMINATION OF THE BENEFIT
 You may terminate Highest Daily Lifetime 7 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates:
 (i) upon your termination of the benefit, (ii) upon your surrender of the Annuity, (iii) upon your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of Annuity payments, we will continue to pay the Annual Income Amount),
 (iv) upon our receipt of due proof of the death of the Annuitant, (v) if both the Account Value and Annual Income Amount equal zero, or (vi) if you cease to meet our requirements as described in "Election of and Designations under the Benefit".

 Upon termination of Highest Daily Lifetime 7 Plus other than upon the death of the Annuitant, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 7 Plus benefit terminates. The spouse may elect the benefit subject to the restrictions discussed above.

 HOW HIGHEST DAILY LIFETIME 7 PLUS TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime 7 Plus. For purposes of this benefit, we refer to those permitted investment options as the "Permitted Sub-accounts". If your annuity was issued on or after May 1, 2009 (subject to regulatory approval), you may also choose to allocate purchase payments while this program is in effect to DCA Fixed Rate Options utilized with our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 Month DCA Program"). If you are participating in Highest Daily Lifetime 7 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis. For purposes of the discussion below concerning transfers from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, amounts held within the DCA Fixed Rate Options are included within the term "Permitted Sub-Accounts". Thus, amounts may be transferred from the DCA Fixed Rate Options in the circumstances described above and in the section of this prospectus entitled 6 or 12 Month Dollar Cost Averaging Program. Any transfer dictated by the formula out of the AST Investment Grade Bond Sub-account will be transferred to the Permitted Sub-accounts, not including the DCA Fixed Rate Options.


 An integral part of Highest Daily Lifetime 7 Plus is the pre-determined mathematical formula used to transfer Account Value between the Permitted Sub-Accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-Account"). The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to or make transfers to or from the AST Investment Grade Bond Sub-account. The formula monitors your Account Value daily and, if dictated by the formula, systematically transfers amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. The formula is set forth in Appendix F.


 Speaking generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that 5% is used in the formula, irrespective of the Annuitant's attained age. Then it produces an estimate of the total amount targeted in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments (and associated purchase credits), and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts including any amounts allocated to DCA Fixed Rate Options. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r".

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 If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap feature) to the AST Investment Grade Bond Sub-account. As discussed above, if all or a portion of your Account Value is allocated to one or more DCA Fixed Rate Options at the time a transfer to the AST Investment Grade Bond Sub-account is required under the formula, we will first look to process the transfer from the Permitted Sub-accounts. If the amount allocated to the Permitted Sub-accounts is insufficient to satisfy the transfer, then any remaining amounts will be transferred from the DCA Fixed Rate Options on a "last-in, first-out" basis. Once a transfer is made, the three consecutive Valuation Days begin again. If, however, on any Valuation Day, the Target Ratio is above 84.5%, it will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the AST Investment Grade Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts will occur.

 The formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap"). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the permitted sub-accounts you have selected, your account value could be more than 90% invested in the AST Investment Grade Bond Sub-account.

 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond
 Sub-account (at least until there is first a transfer out of the AST
 Investment Grade Bond Sub-account). For example,
..   March 19, 2009 - a transfer is made to the AST Investment Grade Bond
    Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
..   On March 20, 2009 (and at least until first a transfer is made out of the
    AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST Investment Grade Bond Sub-account).
..   Once there is a transfer out of the AST Investment Grade Bond Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula.

 As you can glean from the formula, poor or flat investment performance of your Account Value may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime 7 Plus, the values we use to compare to the Target Ratio will be fixed.

 Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, a transfer may be made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts. Any such transfer will be based on your existing allocation

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 instructions or (in the absence of such existing instructions) pro rata (i.e.
 in the same proportion as the current balances in your variable investment options). This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

 The amount of the transfer will be equal to the lesser of:

 a) The total value of all your Account Value in the AST Investment Grade Bond Sub-account, or
 b) An amount equal to 5% of your total Account Value.

 While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 7 Plus. Depending on the results of the calculations of the formula, we may, on any Valuation Day:
..   Not make any transfer between the Permitted Sub-accounts and the AST
    Investment Grade Bond Sub-account; or
..   If a portion of your Account Value was previously allocated to the AST
    Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or
..   Transfer a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.

 At any given time, some, most or none of your Account Value will be allocated to the AST Investment Grade Bond Sub-account, as dictated by the formula.

 Prior to the first Lifetime Withdrawal, the primary driver of transfers to the AST Investment Grade Bond Sub-account is difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the AST Investment Grade Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the AST Investment Grade Bond Sub-account.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
..   The difference between your Account Value and your Protected Withdrawal
    Value;
..   The amount of time Highest Daily Lifetime 7 Plus has been in effect on your
    Annuity;
..   The amount allocated to and the performance of the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account;
..   Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
..   Any withdrawals you take from your Annuity (while the benefit is in effect).

 Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the AST Investment Grade Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of those investments have on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the AST Investment Grade Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

 If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Sub-account, if dictated by the formula and subject to the 90% cap feature.

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 Any Account Value in the AST Investment Grade Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the AST Investment Grade Bond Sub-account.

 ADDITIONAL TAX CONSIDERATIONS

 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. Please note that any withdrawal (except the Non-Lifetime Withdrawal) you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".


 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime 7 Plus through a non-qualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 HIGHEST DAILY LIFETIME 7 PLUS WITH BENEFICIARY INCOME OPTION

 EFFECTIVE SEPTEMBER 14, 2012, WE NO LONGER ACCEPT ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE HIGHEST DAILY LIFETIME 7 PLUS WITH BENEFICIARY INCOME OPTION.


 We previously offered an optional death benefit feature under Highest Daily Lifetime 7 Plus, the amount of which is linked to your Annual Income Amount. We refer to this optional death benefit as the Beneficiary Income Option or BIO. Highest Daily Lifetime 7 Plus with BIO is no longer available for new elections. Please note that if you terminate Highest Daily Lifetime 7 Plus with BIO and elect any other available living benefit you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. As long as your Highest Daily Lifetime 7 Plus with Beneficiary Income Option is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. This benefit could be elected, provided that all owners and beneficiaries are natural persons or an agent acting for a natural person.

 If you elected this death benefit, you could not elect any other optional benefit. You could have elected the Beneficiary Income Option death benefit so long as the Annuitant is no older than age 75 at the time of election and meet the Highest Daily Lifetime 7 Plus age requirements. For purposes of this optional death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Highest Daily Lifetime 7 Plus itself. However, we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary Date. This means that under the Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20/th/ and 25/th/ Anniversary of the Benefit Effective Date. If you choose the Highest Daily Lifetime 7 Plus with BIO, the maximum charge is 2.00% of the greater of Account Value and the Protected Withdrawal Value ("PWV") annually. The current charge is 1.10% annually of the greater of the Account Value and the PWV. We deduct this charge on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.275% of the greater of the prior day's Account Value or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account, and from the DCA Fixed Rate Option (if applicable). Because the fee for this benefit is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus with the Beneficiary Income Option may be greater than it would have been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero and, continue the benefit as described below.

 Upon a death that triggers payment of a death benefit under the Annuity, we identify the following amounts: (a) the amount of the basic death benefit under the Annuity, (b) the Protected Withdrawal Value, and (c) the Annual Income Amount. If there were no Lifetime Withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were Lifetime Withdrawals prior to the date of death, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.

 If there is one beneficiary, he/she must choose to receive either the basic death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of periodic payments of the Annual Income Amount - such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented

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 with the same choice. Each beneficiary can choose to take his/her portion of either (a) the basic death benefit, or (b) the Beneficiary Income Option death benefit. If chosen, for qualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than December 31/st/ of the year following the annuity owner's date of death. For non-qualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than one year after the owner's date of death. In order to receive the Beneficiary Income Option death benefit, each beneficiary's share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary's death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.


 Here is an example to illustrate how the death benefit may be paid:
..   Assume that (i) the basic death benefit is $50,000, the Protected
    Withdrawal Value is $100,000, and the Annual Income Amount is $5,000; (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.
..   Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value). The pro-rated portion of the Annual Income Amount, equal to $3,750 annually (i.e., the first beneficiary's 75% share multiplied by $5,000), is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary's 75% share of the $100,000 Protected Withdrawal Value). The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

 If you elect to terminate Highest Daily Lifetime 7 Plus with Beneficiary Income Option, both Highest Daily Lifetime 7 Plus and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Highest Daily Lifetime 7 Plus with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the "Election of and Designations under the Benefit" section above.

 HIGHEST DAILY LIFETIME 7 PLUS WITH LIFETIME INCOME ACCELERATOR

 EFFECTIVE SEPTEMBER 14, 2012, WE NO LONGER ACCEPT ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE HIGHEST DAILY LIFETIME 7 PLUS WITH LIFETIME INCOME ACCELERATOR.


 In the past, we offered a version of Highest Daily Lifetime 7 Plus called Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator ("Highest Daily Lifetime 7 Plus with LIA"). Highest Daily Lifetime 7 Plus with LIA is no longer available for new elections. You could choose Highest Daily Lifetime 7 Plus with or without also electing LIA, however you could not elect LIA without Highest Daily Lifetime 7 Plus and you must have elected the LIA benefit at the time you elected Highest Daily Lifetime 7 Plus. Please note that if you terminate Highest Daily Lifetime 7 Plus with LIA and elect any other available living benefit you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. If you elected this benefit, you may not have elect any other optional benefit. As long as your Highest Daily Lifetime 7 Plus with LIA benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. The income benefit under Highest Daily Lifetime 7 Plus with LIA was based on a single "designated life" who was between the ages of 45 and 75 on the date that the benefit is elected. All terms and conditions of Highest Daily Lifetime 7 Plus apply to this version of the benefit, except as described herein.

 Highest Daily Lifetime 7 Plus with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care. You should seek professional advice to determine your financial needs for long-term care.

 Highest Daily Lifetime 7 Plus with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the "LIA Amount") if you meet the conditions set forth below. If you choose the Highest Daily Lifetime 7 Plus with LIA, the maximum charge is 2.00% of the greater of Account Value and the Protected Withdrawal Value ("PWV") annually. The current charge is 1.10% annually of the greater of Account Value and the PWV. We deduct this charge on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.275% of the greater of the prior day's Account Value, or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account and the DCA Fixed Rate Option (if applicable). Since this fee is based on the greater of Account Value and the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus with LIA may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described below.

 If this benefit is being elected on an Annuity held as a 403(b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403(b) plan itself.

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 ELIGIBILITY REQUIREMENTS FOR LIA AMOUNT. Both a waiting period of 36 months from the benefit effective date, and an elimination period of 120 days from the date of notification that one or both of the requirements described immediately below have been met, apply before you can become eligible for the LIA Amount. Assuming the 36 month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA amount would be available for withdrawal on the Valuation Day immediately after the 120/th/ day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, at least one of the following requirements ("LIA conditions") must be met.

 (1)The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.
 (2)The designated life is unable to perform two or more basic abilities of caring for oneself or "activities of daily living." We define these basic abilities as:
    i. Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.
    ii.Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
   iii.Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower. iv.Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
    v. Transferring: Moving into or out of a bed, chair or wheelchair. vi.Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

 You must notify us when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described above under the Highest Daily Lifetime 7 Plus benefit.


 Additionally, once eligibility is determined, we will reassess your eligibility on an annual basis although your LIA benefit for the year that immediately precedes our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine that you are no longer eligible to receive the LIA Amount, the Annual Income Amount would replace the LIA Amount on the next Annuity Anniversary (the "ineligibility effective date"). However, 1) if you were receiving income through a systematic withdrawal program that was based on your LIA Amount; 2) you subsequently become ineligible to receive your LIA Amount, and 3) we do not receive new withdrawal instructions from you prior to the ineligibility effective date, we will cancel such systematic withdrawal program on the ineligibility effective date. You will be notified of your subsequent ineligibility and the date systematic withdrawal payments will stop before either occur. If any existing systematic withdrawal program is canceled, you must enroll in a new systematic withdrawal program if you wish to receive income on a systematic basis. You may establish a new or make changes to any existing systematic withdrawal program at any time by contacting our Annuity Service Office. All "Excess Income" conditions described above in ""Key Feature - Annual Income Amount under the Highest Daily Lifetime 7 Plus Benefit" would apply. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.


 LIA AMOUNT AT THE FIRST LIFETIME WITHDRAWAL. If your first Lifetime Withdrawal subsequent to election of Highest Daily Lifetime 7 Plus with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.

 LIA AMOUNT AFTER THE FIRST LIFETIME WITHDRAWAL. If you become eligible for the LIA Amount after you have taken your first Lifetime Withdrawal, the available LIA amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount, however the available LIA amount in the current Annuity Year is reduced by any Lifetime Withdrawals that have been taken in the current Annuity Year. Cumulative Lifetime Withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year.

 WITHDRAWALS IN EXCESS OF THE LIA AMOUNT. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the LIA Amount when you are eligible ("Excess Withdrawal"), your LIA Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Withdrawal. Reductions include the actual amount of the withdrawal, including any CDSC that

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 may apply. Withdrawals of any amount (excluding the Non-Lifetime Withdrawal)
 up to and including the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Excess Withdrawals will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount. Any withdrawals that are less than or equal to the LIA amount (when eligible) but in excess of the free withdrawal amount available under this Annuity will not incur a CDSC.

 Withdrawals are not required. However, subsequent to the first Lifetime Withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.

 PURCHASE PAYMENTS. If you are eligible for the LIA Amount as described under "Eligibility Requirements for LIA Amount" and you make an additional Purchase Payment, we will increase your LIA Amount by double the amount we add to your Annual Income Amount.

 STEP UPS. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.


 GUARANTEE PAYMENTS. If your Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount when you are eligible, or as a result of the fee that we assess for Highest Daily Lifetime 7 Plus with LIA, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Highest Daily Lifetime 7 Plus with LIA, we will calculate the Annual Income Amount and any LIA amount if you are eligible, as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity Anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining LIA Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA amount (as described under "Eligibility Requirements for LIA Amount" above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under "Eligibility Requirements for LIA Amount". To the extent that cumulative withdrawals in the current Annuity Year that reduce your Account Value to zero are more than the LIA Amount (except in the case of required minimum distributions), Highest Daily Lifetime 7 Plus with LIA terminates, and no additional payments are permitted.


 ANNUITY OPTIONS. In addition to the Highest Daily Lifetime 7 Plus Annuity Options described above, after the Tenth Anniversary you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Account Value to receive payments for life under your Annuity, we will pay the greater amount. Annuitization prior to the Tenth Anniversary will forfeit any present or future LIA amounts. We will continue to make payments until the death of the Designated Life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun.

 If you elected Highest Daily Lifetime 7 Plus with LIA, and never meet the eligibility requirements you will not receive any additional payments based on the LIA Amount.

 SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT (SHD7 PLUS)

 EFFECTIVE SEPTEMBER 14, 2012, WE NO LONGER ACCEPT ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS BENEFIT.


 Spousal Highest Daily Lifetime 7 Plus is the spousal version of Highest Daily Lifetime 7 Plus. We no longer offer Spousal Highest Daily Lifetime 7 Plus. If you elected Spousal Highest Daily Lifetime 7 Plus and subsequently terminate the benefit, you may elect another available living benefit, subject to our current rules. See "Termination of Existing Benefits and Election of New Benefits".

 Please note that if you terminate Spousal Highest Daily Lifetime 7 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. Spousal Highest Daily Lifetime 7 Plus could have been elected based on two Designated Lives, as described below. The youngest Designated Life must have been at least 50 years old and the oldest Designated Life must have been at least 55 years old when the benefit was elected. Spousal Highest Daily Lifetime 7 Plus is not available if you elected any other optional benefit. As long as your Spousal Highest Daily Lifetime 7 Plus Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of permitted investment options, see the "Investment Options" section in this prospectus.

 We previously offered a benefit that guarantees until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "Designated Lives", and each, a "Designated Life") the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected

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 Withdrawal Value") regardless of the impact of Sub-account performance on the
 Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the Designated Lives ("Lifetime Withdrawals") provided you have not made "excess withdrawals" that have resulted in your Account Value being reduced to zero. We also permit a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 7 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Spousal Highest Daily Lifetime 7 Plus. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

 Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take an excess withdrawal that brings your Account Value to zero, it is possible that your Annual Income Amount could also fall to zero. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime 7 Plus.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 (2)the Account Value.

 If you have not made a Lifetime Withdrawal on or before the 10/th/, 20/th/, or 25/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 10/th/, 20/th/, or 25/th/ Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) (proportionally reduced for any Non-Lifetime Withdrawal):
    (a)200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of the Account Value on the effective date of the benefit;
    (b)200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of all adjusted purchase payments made within one year following the effective date of the benefit; and
    (c)All adjusted purchase payments made after one year following the effective date of the benefit.

 If you elect Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option ("BIO") (see below), we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary of the effective date of the benefit ("Tenth Anniversary"). This means that under the Spousal Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20/th/ and 25/th/ Anniversary of the Benefit Effective Date.

 On and after the date of your first Lifetime Withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent purchase payments, is reduced by withdrawals, including your first Lifetime Withdrawal (as described below), and may be increased if you qualify for a step-up (as described below).

 RETURN OF PRINCIPAL GUARANTEE
 If you have not made a Lifetime Withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Spousal Highest Daily Lifetime 7 Plus proportionally reduced for any Non-Lifetime Withdrawal; and

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 b) the sum of each Purchase Payment proportionally reduced for any subsequent
    Non-Lifetime Withdrawal (including the amount of any associated Credits) you made during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the AST Investment Grade Bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. Because the amount is added to your Account Value, it will also be subject to each charge under your Annuity based on Account Value. This potential addition to Account Value is available only if you have elected Spousal Highest Daily Lifetime 7 Plus and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal, including a required minimum distribution, (other than a Non-Lifetime Withdrawal) prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee. The Return of Principal Guarantee is referred to as the Guaranteed Minimum Account Value Credit in the benefit rider.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS BENEFIT
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the youngest Designated Life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50
 - less than 59 1/2, 5% for ages 59 1/2 - 79, 6% for ages 80 to 84, 7% for ages 85 to 89, and 8% for ages 90 and older. We use the age of the youngest Designated Life even if that Designated Life is no longer a participant under the Annuity due to death or divorce.

 Under the Spousal Highest Daily Lifetime 7 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 7 Plus will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credit) based on the age of the younger Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50 - less than 59 1/2, 5% for ages 59 1/2 - 79, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older), and
 (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credit).


 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime 7 Plus benefit.


 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account

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 Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the youngest Designated Life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50 - less than 59 1/2, 5% for ages 59 1/2 - 79, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 7 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 7 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 If you establish a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

 The Spousal Highest Daily Lifetime 7 Plus benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 7 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 7 Plus benefit or any other fees and charges. Assume the following for all three examples:
   .   The Issue Date is December 1, 2008
   .   The Spousal Highest Daily Lifetime 7 Plus benefit is elected on March 5,
       2009
   . The younger Designated Life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 7 Plus benefit.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest designated life is between the ages of 59 1/2 and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before Lifetime Withdrawal                       $118,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $114,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $114,500.00
  Ratio                                                                 1.31%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.31%                                            $     78.60
  Annual Income Amount for future Annuity Years                  $  5,921.40

 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest Designated Life's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including the amount of any associated Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the youngest Designated Life is between 59 1/2 and 79 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including credits), is higher than $5921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

                                    HIGHEST DAILY VALUE    ADJUSTED ANNUAL INCOME
                                 (ADJUSTED WITH WITHDRAWAL   AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE AND PURCHASE PAYMENTS)**   HIGHEST DAILY VALUE)
-----              ------------- ------------------------- ----------------------
November 25, 2009   $119,000.00      $      119,000.00           $5,950.00
November 26, 2009                     Thanksgiving Day
November 27, 2009   $113,000.00      $      113,986.95           $5,699.35
November 30, 2009   $113,000.00      $      113,986.95           $5,699.35
December 01, 2009   $119,000.00      $      119,000.00           $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

 NON-LIFETIME WITHDRAWAL FEATURE
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime 7 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Access to Account Value - Can I Surrender My Annuity for Its Value?"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 7 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value and the Return of Principal guarantee. It will also proportionally reduce the Periodic Value guarantees on the tenth, twentieth and twenty-fifth anniversaries of the benefit effective date (see description in "Key Feature - Protected Withdrawal Value," above). It will reduce all three by the percentage the total withdrawal amount (including any applicable
 CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.


 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
..   The Issue Date is December 1, 2008
..   The Spousal Highest Daily Lifetime 7 Plus benefit is elected on March 5,
    2009
..   The Account Value at benefit election was $105,000
..   The younger Designated Life was 70 years old when he/she elected the
    Spousal Highest Daily Lifetime 7 Plus benefit.
..   No previous withdrawals have been taken under the Spousal Highest Daily
    Lifetime 7 Plus benefit.

 On May 2, 2009, the Protected Withdrawal Value is $125,000, the 10/th/ benefit year minimum Periodic Value guarantee is $210,000, the 10/th/ benefit year Return of Principal guarantee is $105,000, the 20/th/ benefit year minimum Periodic Value guarantee is $420,000, the 25/th/ benefit year minimum Periodic Value guarantee is $630,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on May 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

      Withdrawal Amount divided by                               $ 15,000
      Account Value before withdrawal                            $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10/th/ benefit year Return of Principal                    $ 91,875
      10/th/ benefit year Minimum Periodic Value                 $183,750
      20/th/ benefit year Minimum Periodic Value                 $367,500
      25/th/ benefit year Minimum Periodic Value                 $551,250

 REQUIRED MINIMUM DISTRIBUTIONS
 Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Any withdrawal you take that exceeds the Annual Income Amount in Annuity Years that your required minimum distribution amount is not greater than the Annual Income Amount will be treated as an Excess Withdrawal under the benefit. If your required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered an excess withdrawal. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar for dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as an excess withdrawal.

 EXAMPLE - REQUIRED MINIMUM DISTRIBUTIONS
 The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

 Annual Income Amount = $5,000

 Remaining Annual Income Amount = $3,000

 Required Minimum Distribution = $6,000

 The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 - $5,000) =
 $4,000).

 If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000) without being treated as an Excess Withdrawal is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

 BENEFITS UNDER SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Spousal Highest Daily Lifetime 7 Plus, and amounts are still payable under Spousal Highest Daily Lifetime 7 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Spousal Highest Daily Lifetime 7 Plus, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity Anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime 7 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution under the Annuity the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second Designated Life provided the Designated lives were spouses at the death of the first Designated Life.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. If, due to death of a Designated Life or divorce prior to annuitization, only a single Designated Life remains, then Annuity payments will be made as a life annuity for the lifetime of the Designated Life. We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no Lifetime Withdrawal was ever taken, we will calculate the Annual
    Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the older of the owner or Annuitant's 95/th/ birthday will be treated as annuity payments.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Spousal Highest Daily Lifetime 7 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount.
..   Withdrawals made while the Spousal Highest Daily Lifetime 7 Plus benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime 7 Plus benefit. The Spousal Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to program rules regarding the timing and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
..   Upon inception of the benefit, and to maintain the benefit, 100% of your
    Account Value must have been allocated to the Permitted Sub-accounts.
..   You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (as described below) if you elected this benefit. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   You can make withdrawals from your Annuity without purchasing the Spousal
    Highest Daily Lifetime 7 Plus benefit. The Spousal Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   Transfers to and from the elected Sub-accounts and the AST Investment Grade
    Bond Portfolio Sub-account triggered by the Spousal Highest Daily Lifetime
    7 Plus pre-determined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Spousal Highest Daily Lifetime 7 Plus benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfers of Account Value and allocation of Additional purchase payments may be subject to new investment limitations.
..   The maximum fee for Spousal Highest Daily Lifetime 7 Plus is 1.50% annually of the greater of Account Value and the Protected Withdrawal Value. The current fee for Spousal Highest Daily Lifetime 7 Plus is 0.90% annually of the greater of Account Value and the Protected Withdrawal Value. We deduct this fee on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.225% of the greater of the prior day's Account Value, or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account, and from the DCA Fixed Rate Option (if applicable). Since this fee is based on the greater of the Account Value and the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 7 Plus may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.
..   You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
..   The Basic Death Benefit will terminate if withdrawals taken under Spousal
    Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Spousal Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 We no longer permit new elections of Highest Daily Lifetime 7 Plus. Spousal Highest Daily Lifetime 7 Plus could only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the Designated Lives to die. Spousal Highest Daily Lifetime 7 Plus only could be elected where the Owner, Annuitant, and Beneficiary designations are as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The youngest Owner/Annuitant and the beneficiary must be at least 50 years old and the oldest must be at least 55 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. The youngest Owner must be at least 50 years old and the oldest owner must be at least 55 years old at the time of election; or

..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The youngest of the Annuitant and the Contingent Annuitant must be at least 50 years old and the oldest must be at least 55 years old at the time of election.


 We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however, the Spousal Highest Daily Lifetime 7 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.


 Spousal Highest Daily Lifetime 7 Plus could have been elected at the time that you purchased your Annuity or after the Issue Date, subject to our eligibility rules and restrictions. See "Termination of Existing Benefits and Election of New Benefits" for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. WE RESERVE THE RIGHT TO WAIVE, CHANGE AND/OR FURTHER LIMIT THE ELECTION FREQUENCY IN THE FUTURE.

 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) if upon the death of the first Designated Life, the surviving Designated Life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first Designated Life), (ii) upon the death of the second Designated Life, (iii) upon your termination of the benefit, (iv) upon your surrender of the Annuity, (v) upon your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount),
 (vi) if both the Account Value and Annual Income Amount equal zero, or
 (vii) if you cease to meet our requirements as described in "Election of and Designations under the Benefit".

 Upon termination of Spousal Highest Daily Lifetime 7 Plus other than upon death of a Designated Life, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and
 (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account (as defined below) to your variable investment options based on your existing allocation instructions or (in the absence of such instruction) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 HOW SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
 See "How Highest Daily Lifetime 7 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" in this Prospectus for information regarding this component of the benefit.

 ADDITIONAL TAX CONSIDERATIONS

 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. Please note that any withdrawal (except the Non-Lifetime Withdrawal) you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".


 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime 7 Plus through a non-qualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS WITH BENEFICIARY INCOME OPTION

 EFFECTIVE SEPTEMBER 14, 2012, WE NO LONGER ACCEPT ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS WITH BENEFICIARY INCOME OPTION.


 We previously offered an optional death benefit feature under Spousal Highest Daily Lifetime 7 Plus, the amount of which is linked to your Annual Income Amount. We refer to this optional death benefit as the Beneficiary Income Option or BIO. Spousal Highest Daily Lifetime 7 Plus with BIO is no longer available for new elections. You could choose Spousal Highest Daily Lifetime 7 Plus with or without also selecting the Beneficiary Income Option death benefit. However, you could not elect the Beneficiary Income Option without Spousal Highest Daily Lifetime 7 Plus and you could elect the Beneficiary Income Option death benefit at the time you elect Spousal Highest Daily Lifetime 7 Plus. Please note that if you terminate Spousal Highest Daily Lifetime 7 Plus with BIO and elect any available living benefit you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. As long as your Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit.

 If you elected the Beneficiary Income Option death benefit, you could not elect any other optional benefit. You could elect the Beneficiary Income Option death benefit so long as each Designated Life is no older than age 75 at the time of election and the Spousal Highest Daily Lifetime 7 Plus age requirements are met. This death benefit is not transferable in the event of a divorce, nor may the benefit be split in accordance with any divorce proceedings or similar instrument of separation. If you choose the Spousal Highest Daily Lifetime 7 Plus with BIO, the maximum charge is 2.00% of the greater of Account Value and the Protected Withdrawal Value ("PWV") annually. The current charge is 1.10% annually of the greater of Account Value and the PWV. We deduct this charge on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.275% of the greater of the prior day's Account Value or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and from the DCA Fixed Rate Option (if applicable). Because the fee for this benefit is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 7 Plus with the Beneficiary Income Option may be greater than it would have been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described below.

 For purposes of this optional death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Spousal Highest Daily Lifetime 7 Plus itself. However, we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary Date. This means that under the Spousal Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20/th/ and 25/th/ Anniversary of the Benefit Effective Date. Upon the first death of a Designated Life, no amount is payable under the Beneficiary Income Option death benefit. Upon the second death of a Designated Life, we identify the following amounts: (a) the amount of the basic death benefit under the Annuity, (b) the Protected Withdrawal Value (less any credits associated with purchase payments applied within 12 months prior to the date of death), and (c) the Annual Income Amount. If there were no Lifetime Withdrawals prior to the date of death of the second Designated Life, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death of the second Designated Life, and we calculate the Annual Income Amount as if there were a Lifetime Withdrawal on the date of death of the second Designated Life. If there were Lifetime Withdrawals prior to the date of death of the second Designated Life, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.


 If there is one beneficiary, he/she must choose to receive either the basic death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of annual payments of the Annual Income Amount - such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic Death Benefit, or (b) the Beneficiary Income Option death benefit. If chosen, for qualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than December 31/st/ of the year following the annuity owner's date of death. For non-qualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than one year after the owner's date of death. In order to receive the Beneficiary Income Option Death Benefit, each beneficiary's share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary's death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.


 Here is an example to illustrate how the death benefit may be paid:
..   Assume that (i) the basic death benefit is $50,000, the Protected
    Withdrawal Value is $100,000, and the Annual Income Amount is $5,000;
    (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.

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

..   Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value). The pro-rated portion of the Annual Income Amount equal to $3,750 (i.e., the first beneficiary's 75% share multiplied by $5,000) is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary's 75% share of the $100,000 Protected Withdrawal Value). The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

 If you elect to terminate Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option, both Spousal Highest Daily Lifetime 7 Plus and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the "Election of and Designations under the Benefit" section.

 HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (HD 6 PLUS)

 EFFECTIVE SEPTEMBER 14, 2012, HIGHEST DAILY LIFETIME 6 PLUS IS NO LONGER AVAILABLE FOR NEW ELECTIONS AND WE NO LONGER ACCEPT ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE HIGHEST DAILY LIFETIME 6 PLUS BENEFIT.


 We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life ("Lifetime Withdrawals"), provided that you have not made withdrawals of excess income that have resulted in your Account Value being reduced to zero. We also permit you to make a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. Highest Daily Lifetime 6 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime 6 Plus is the mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled "How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account." Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

 The income benefit under Highest Daily Lifetime 6 Plus currently is based on a single "designated life" who is at least 45 years old on the date that the benefit is acquired. The Highest Daily Lifetime 6 Plus Benefit is not available if you elect any other optional living benefit or the Highest Daily Value death benefit. As long as your Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other investment option(s) available with this benefit. For a more detailed description of the permitted investment options, see the "Investment Options" section.

 Highest Daily Lifetime 6 Plus also provides for a Death Benefit generally equal to three times your Annual Income Amount. The Death Benefit is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent's death. See Death Benefit Component of Highest Daily Lifetime 6 Plus, below.

 ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF YOU TAKE WITHDRAWALS OF EXCESS INCOME THAT BRING YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT WOULD ALSO FALL TO ZERO, AND THE BENEFIT WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT, INCLUDING THE DEATH BENEFIT DESCRIBED BELOW, WOULD BE PAYABLE UNDER THE HIGHEST DAILY LIFETIME 6 PLUS BENEFIT.

 You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Highest Daily Lifetime 6 Plus for Annuities issued on or after May 1, 2009, subject to the 6 or 12 Month DCA Program's rules, and subject to State approvals. The 6 or 12 Month DCA Program is not available in certain states.

 Currently, if you elect Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See "Election of and Designations under the Benefit" below and "Termination of Existing Benefits and Election of New Benefits" for details. Please note that if you terminate Highest Daily Lifetime 6 Plus and elect another living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

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

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any purchase payment (including any associated purchase Credits) made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 (2)the Account Value on the current Valuation Day.

 If you have not made a Lifetime Withdrawal on or before the 10th or 20th Anniversary of the effective date of the benefit, your Periodic Value on the 10th or 20th Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) below (proportionally reduced for any Non-Lifetime Withdrawals):

    (a)200% (on the 10th anniversary) or 400% (on the 20th anniversary) of the Account Value on the effective date of the benefit including any purchase payments (including any associated purchase Credits) made on that day;
    (b)200% (on the 10th anniversary) or 400% (on the 20th anniversary) of all purchase payments (including any associated purchase Credits) made within one year following the effective date of the benefit; and
    (c)all purchase payments (including any associated purchase Credits) made after one year following the effective date of the benefit.

 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals (see below).

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE HIGHEST DAILY LIFETIME 6 PLUS BENEFIT
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2-79, and 6% for ages 80 or older. Under the Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). If you take withdrawals of Excess Income, only the portion of the Lifetime Withdrawal that exceeds the remaining Annual Income Amount will proportionally reduce your Protected Withdrawal Value and Annual Income Amount in future years. Reductions are based on the actual amount of the withdrawal, including any Contingent Deferred Sales Charge (CDSC) that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any purchase payment that you make subsequent to the election of Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will
 (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the purchase payment (including any associated purchase Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2-79 and 6% for ages 80 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated purchase Credits).

 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, Highest Daily Lifetime 6 Plus is no longer available for new elections and we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime 6 Plus benefit.


 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime 6 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2-79, and 6% for ages 80 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 If you are engaged in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

 The Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:
..   The Issue Date is December 1, 2008
..   The Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009
..   The Annuitant was 70 years old when he/she elected the Highest Daily
    Lifetime 6 Plus benefit.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 59 1/2 and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

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

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before Lifetime Withdrawal                       $118,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $114,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $114,500.00
  Ratio                                                                 1.31%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.31%                                            $     78.60
  Annual Income Amount for future Annuity Years                  $  5,921.40

 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including any associated purchase Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 59 1/2 and 79 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including any associated purchase Credits), is higher than $5,921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

                                    HIGHEST DAILY VALUE    ADJUSTED ANNUAL INCOME
                                 (ADJUSTED WITH WITHDRAWAL   AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE AND PURCHASE PAYMENTS)**   HIGHEST DAILY VALUE)
-----              ------------- ------------------------- ----------------------
November 25, 2009   $119,000.00      $      119,000.00           $5,950.00
November 26, 2009                     Thanksgiving Day
November 27, 2009   $113,000.00      $      113,986.95           $5,699.35
November 30, 2009   $113,000.00      $      113,986.95           $5,699.35
December 01, 2009   $119,000.00      $      119,000.00           $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

 NON-LIFETIME WITHDRAWAL FEATURE
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum

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

 Surrender Value (see "Access to Account Value - Can I Surrender My Annuity for Its Value?"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 6 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 6 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.


 The Non-Lifetime Withdrawal will proportionally reduce: the Protected Withdrawal Value; the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date (described above); and the Death Benefit (described below). It will reduce all three by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.


 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
   .   The Issue Date is December 1, 2008
   .   The Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009
   .   The Account Value at benefit election was $105,000
   . The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit
   . No previous withdrawals have been taken under the Highest Daily Lifetime 6 Plus benefit

 On October 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000, and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

      Withdrawal amount divided by                               $ 15,000
      Account Value before withdrawal                            $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10/th/ benefit year Minimum Periodic Value                 $183,750
      20/th/ benefit year Minimum Periodic Value                 $367,500

 REQUIRED MINIMUM DISTRIBUTIONS
 Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Unless designated as a Non-Lifetime Withdrawal, required minimum distributions are considered Lifetime Withdrawals. If you take a withdrawal in an Annuity Year in which your required minimum distribution for that year is not greater than the Annual Income Amount, and the amount of the withdrawal exceeds the Annual Income Amount for that year, we will treat the withdrawal as a withdrawal of Excess Income. Such a withdrawal of Excess Income will reduce the Annual Income Amount available in future years. If your required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered a withdrawal of Excess Income. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a

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 dollar by dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as a withdrawal of Excess Income.

 In any year in which the requirement to take required minimum distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a required minimum distribution if not for the suspension as eligible for treatment as described herein.

 EXAMPLE - REQUIRED MINIMUM DISTRIBUTIONS
 The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

 Annual Income Amount = $5,000

 Remaining Annual Income Amount = $3,000

 Required Minimum Distribution = $6,000

 The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000: ($3,000 + ($6,000 - $5,000) =
 $4,000).

 If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all of the guarantees associated with the Highest Daily Lifetime 6 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you stop taking withdrawals in the current Annuity Year and choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000), without being treated as a withdrawal of Excess Income is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

 DEATH BENEFIT COMPONENT OF HIGHEST DAILY LIFETIME 6 PLUS
 If you elect Highest Daily Lifetime 6 Plus, we include a death benefit (Death Benefit), at no additional cost that is linked to the Annual Income Amount under the benefit. If a death benefit is triggered and you currently own Highest Daily Lifetime 6 Plus, then your Death Benefit will be equal to the greatest of:
..   the basic death benefit under the Annuity; and
..   the amount of any optional death benefit you may have elected and remains in effect; and
..   (a) if no Lifetime Withdrawal had been taken prior to death, 300% of the
    Annual Income Amount that would have been determined on the date of death if a Lifetime Withdrawal had occurred on that date, or (b) if a Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount as of our receipt of due proof of death. Under this component of the Death Benefit, we will not recapture the amount of any purchase Credit applied to the X Series Annuity granted within 12 months prior to death.

 PLEASE NOTE THAT THE DEATH BENEFIT UNDER HIGHEST DAILY LIFETIME 6 PLUS IS NOT PAYABLE IF YOUR ACCOUNT VALUE IS REDUCED TO ZERO AS A RESULT OF WITHDRAWALS OR IF ANNUITY PAYMENTS ARE BEING MADE AT THE TIME OF THE DECEDENT'S DEATH. THIS DEATH BENEFIT MAY NOT BE AVAILABLE IN ALL STATES.

 BENEFITS UNDER HIGHEST DAILY LIFETIME 6 PLUS

..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. If this occurs, you will not be permitted to make additional purchase payments to your Annuity. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime 6 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life. Please note if your Account Value is reduced to zero as result of withdrawals, the Death Benefit (described above under "Death Benefit Component of Highest Daily Lifetime 6 Plus") will also be reduced to zero and the Death Benefit will not be payable.

..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the first day of the calendar month coinciding with or next following the annuitant's 95th birthday will be treated as annuity payments.

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..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

 If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

 PLEASE NOTE THAT A DEATH BENEFIT (AS DESCRIBED ABOVE) IS NOT PAYABLE IF ANNUITY PAYMENTS ARE BEING MADE AT THE TIME OF THE DECEDENT'S DEATH.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first Systematic Withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal.
..   Withdrawals made while the Highest Daily Lifetime 6 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime 6 Plus benefit. The Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to our rules regarding time and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of withdrawals.
..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
..   You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can find a copy of the AST Investment Grade Bond
    Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the Sub-accounts, the DCA Fixed Rate Options, and the
    AST Investment Grade Bond Sub-account triggered by the Highest Daily Lifetime 6 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   Upon inception of the benefit and to maintain the benefit, 100% of your
    Account Value must be allocated to the Permitted Sub-accounts (or any DCA Fixed Rate Options if you elect the 6 or 12 Month DCA Program). If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirements will apply only to new elections of the benefit, and we will not compel you to reallocate your Account Value in accordance with our newly adopted requirements. However, you may be required to reallocate due to the merger of a Portfolio or the closing of a Portfolio. At the time of any change in requirements, and as applicable only to new elections of the benefit, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.
..   If you elect this benefit and in connection with that election, you are required to reallocate to different Sub-accounts, then on the Valuation Day we receive your request in good order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your

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    Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.
..   The basic Death Benefit will terminate if withdrawals taken under Highest
    Daily Lifetime 6 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)
..   The maximum charge for Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 0.85% annually of the greater of the Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis 0.2125% of the greater of the prior Valuation Day's Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and the DCA Fixed Rate Options (if applicable). Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Highest Daily Lifetime 6 Plus may be greater than it would have been, had it been based on the Account Value alone. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. The following example is hypothetical and is for illustrative purposes only.

 Assuming a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day's Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day's Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $425.00 ($200,000 X .2125%).

 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (and any associated purchase Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described above) will not be payable.

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 For Highest Daily Lifetime 6 Plus, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 45 years old.

 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 6 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 6 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous owner, (b) ownership is transferred from a custodian to the Annuitant, or vice versa or
 (c) ownership is transferred from one entity to another entity that is satisfactory to us.

 Highest Daily Lifetime 6 Plus can be elected at the time that you purchase your Annuity or after the Issue Date, subject to availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime 6 Plus and terminate it, you can re-elect it or elect any other living benefit, subject to our current rules and availability. Additionally, if you currently own an Annuity with a living benefit that is terminable, you may terminate your existing benefit rider and elect any available benefits subject to our current rules. See "Termination of Existing Benefits and Election of New Benefits" in the prospectus for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. You and your financial professional should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.

 TERMINATION OF THE BENEFIT
 You may terminate Highest Daily Lifetime 6 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates:
 (i) upon your termination of the benefit, (ii) upon your surrender of the Annuity, (iii) upon your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount),
 (iv) upon our receipt of due proof of the death of the

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 Annuitant (except insofar as paying the Death Benefit associated with this benefit), (v) if both the Account Value and Annual Income Amount equal zero, or (vi) if you cease to meet our requirements as described in "Election of and Designations under the Benefit" above.

 Upon termination of Highest Daily Lifetime 6 Plus other than upon the death of the Annuitant or annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts (including any amounts in the DCA Fixed Rate Options), and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program (we may have referred to the "Custom Portfolios Program" as the "Optional Allocation and Rebalancing Program" in other materials), Automatic Rebalancing Program, or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable investment options, pro rata (i.e. in the same proportion as the current balances in your variable investment options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable investment options is zero, we will transfer such amounts according to your most recent allocation instructions.

 If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 6 Plus benefit terminates. The spouse may elect the benefit subject to the restrictions discussed above.

 HOW HIGHEST DAILY LIFETIME 6 PLUS TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime 6 Plus. For purposes of this benefit, we refer to those permitted investment options as the "Permitted Sub-accounts". Because these restrictions and the use of the predetermined mathematical formula lessen the risk that your Account Value will be reduced to zero while you are still alive, they also reduce the likelihood that we will make any lifetime income payments under this benefit. They may also limit your upside potential for growth. If your Annuity was issued on or after May 1, 2009 (subject to regulatory approval), you may also choose to allocate purchase payments while this program is in effect to DCA Fixed Rate Options utilized with our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 Month DCA Program"). If you are participating in Highest Daily Lifetime 6 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account (the "Bond Sub-account"), then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis. For purposes of the discussion below concerning transfers from the Permitted Sub-accounts to the Bond Sub-account, amounts held within the DCA Fixed Rate Options are included within the term "Permitted Sub-Accounts". Thus, amounts may be transferred from the DCA Fixed Rate Options in the circumstances described above and in the section of the prospectus entitled 6 or 12 Month Dollar Cost Averaging Program. Any transfer dictated by the formula out of the Bond Sub-account will only be transferred to the Permitted Sub-accounts, not the DCA Fixed Rate Options.

 An integral part of Highest Daily Lifetime 6 Plus (including Highest Daily Lifetime 6 Plus with LIA and Spousal Highest Daily Lifetime 6 Plus) is the predetermined mathematical formula used to transfer Account Value between the Permitted Sub-accounts and the Bond Sub-account. This predetermined mathematical formula ("formula") runs each Valuation Day that the benefit is in effect on your Annuity and, as a result, transfers of Account Value between the Permitted Sub-accounts and the Bond Sub-account can occur on any Valuation Day subject to the conditions described below. Only the predetermined mathematical formula can transfer Account Value to and from the Bond Sub-account, and thus you may not allocate Purchase Payments to or make transfers to or from the Bond Sub-account. We are not providing you with investment advice through the use of the formula. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 6 Plus. The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Account Value or the Protected Withdrawal Value. The formula is described below.

 Generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. This amount may be different than the actual Annual Income Amount currently guaranteed under your benefit. Then it produces an estimate of the total amount targeted in the formula, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a Lifetime Withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent Purchase Payments (including any associated Purchase Credits), and any withdrawals of Excess Income. Next, the formula subtracts from the Target Value the amount held within the Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts including any amounts allocated to DCA Fixed Rate Options. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Bond Sub-account, is called the "Target Ratio" or "r". If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap

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 discussed below) to the Bond Sub-account. As discussed above, if all or a portion of your Account Value is allocated to one or more DCA Fixed Rate Options at the time a transfer to the Bond Sub-account is required under the formula, we will first look to process the transfer from the Permitted Sub-accounts, other than the DCA Fixed Rate Options. If the amount allocated to the Permitted Sub-accounts is insufficient to satisfy the transfer, then any remaining amounts will be transferred from the DCA Fixed Rate Options on a "last-in, first-out" basis. Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts (excluding the DCA Fixed Rate Options) will occur.

 The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Account Value being allocated to the Bond Sub-account ("90% cap") on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Bond Sub-account.

 If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account). For example,
..   September 4, 2012 - a transfer is made to the Bond Sub-account that results in the 90% cap being met and now $90,000 is allocated to the Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   September 5, 2012 - you make an additional Purchase Payment of $10,000. No transfers have been made from the Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on September 4, 2012.
..   On September 5, 2012 - (and at least until first a transfer is made out of the Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the Bond Sub-account).
..   Once there is a transfer out of the Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Bond Sub-account as dictated by the formula.

 Under the formula, investment performance of your Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account because such investment performance will tend to increase the Target Ratio. In deciding how much to transfer, we use another formula, which essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be. Once you elect Highest Daily Lifetime 6 Plus, the values we use to compare to the Target Ratio will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime 6 Plus and existing Annuities that elect Highest Daily Lifetime 6 Plus in the future, however, we reserve the right to change such values.

 Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, we will perform an additional monthly calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

 The amount of the transfer will be equal to the lesser of:
 a) The total value of all your Account Value in the Bond Sub-account, or
 b) An amount equal to 5% of your total Account Value.

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 While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Bond Sub-account. Depending on the results of the calculations of the formula, we may, on any Valuation Day:
..   Not make any transfer between the Permitted Sub-accounts and the Bond
    Sub-account; or
..   If a portion of your Account Value was previously allocated to the Bond
    Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or
..   Transfer a portion of your Account Value in the Permitted Sub-accounts and the DCA Fixed Rate Options to the Bond Sub-account.

 Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the Bond Sub-account.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
..   The difference between your Account Value and your Protected Withdrawal
    Value;
..   The amount of time Highest Daily Lifetime 6 Plus has been in effect on your
    Annuity;
..   The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;
..   Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
..   Any withdrawals you take from your Annuity (while the benefit is in effect).

 At any given time, some, most or none of your Account Value will be allocated to the Bond Sub-account, as dictated by the formula.

 Because the amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

 If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the Bond Sub-account, if dictated by the formula and subject to the 90% cap feature described above.

 Any Account Value in the Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the Bond Sub-account.

 ADDITIONAL TAX CONSIDERATIONS

 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts.


 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime 6 Plus through a non-qualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

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 HIGHEST DAILY LIFETIME 6 PLUS WITH LIFETIME INCOME ACCELERATOR

 EFFECTIVE SEPTEMBER 14, 2012, HIGHEST DAILY LIFETIME 6 PLUS WITH LIFETIME INCOME ACCELERATOR IS NO LONGER AVAILABLE FOR NEW ELECTIONS AND WE NO LONGER ACCEPT ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE HIGHEST DAILY LIFETIME 6 PLUS WITH LIFETIME INCOME ACCELERATOR.


 We offer another version of Highest Daily Lifetime 6 Plus that we call Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator ("Highest Daily Lifetime 6 Plus with LIA"). Highest Daily Lifetime 6 Plus with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the "LIA Amount") if you meet the conditions set forth below. This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Highest Daily Lifetime 6 Plus with LIA is not available in certain states/jurisdictions. You may choose Highest Daily Lifetime 6 Plus with or without also electing LIA, however you may not elect LIA without Highest Daily Lifetime 6 Plus and you must elect the LIA benefit at the time you elect Highest Daily Lifetime 6 Plus. If you elect Highest Daily Lifetime 6 Plus without LIA and would like to add the feature later, you must terminate the Highest Daily Lifetime 6 Plus benefit and elect the Highest Daily Lifetime 6 Plus with LIA (subject to availability and benefit re-election provisions). Please note that if you terminate Highest Daily Lifetime 6 Plus and elect the Highest Daily Lifetime 6 Plus with LIA you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. Highest Daily Lifetime 6 Plus with LIA is offered as an alternative to other lifetime withdrawal options. If you elect this benefit, it may not be combined with any other optional living benefit or the Highest Daily Value death benefit. As long as your Highest Daily Lifetime 6 Plus with LIA benefit is in effect, you must allocate your Account Value in accordance with the permitted and available investment option(s) with this benefit. The income benefit under Highest Daily Lifetime 6 Plus with LIA currently is based on a single "designated life" who is between the ages of 45 and 75 on the date that the benefit is elected and received in good order. All terms and conditions of Highest Daily Lifetime 6 Plus apply to this version of the benefit, except as described herein.

 Highest Daily Lifetime 6 Plus with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care. You should seek professional advice to determine your financial needs for long-term care.

 If you elect the Highest Daily Lifetime 6 Plus with LIA, the maximum charge is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 1.20% annually of the greater of Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis, 0.30% of the greater of the prior Valuation Day's Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and the DCA Fixed Rate Options (if applicable). Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Highest Daily Lifetime 6 Plus with LIA may be greater than it would have been, had it been based on the Account Value alone. The following example is hypothetical and is for illustrative purposes only.

 Assuming a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day's Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day's Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $600.00 ($200,000 X .30%)

 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (and any associated purchase Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Highest Daily Lifetime 6 Plus with LIA benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described below) will not be payable.

 If this benefit is being elected on an Annuity held as a 403(b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403(b) plan itself.

 ELIGIBILITY REQUIREMENTS FOR LIA AMOUNT. Both a waiting period of 36 months from the benefit effective date, and an elimination period of 120 days from the date of notification that one or both of the requirements described immediately below have been met, apply before you can become eligible for the LIA Amount. The 120 day elimination period begins on the date that we

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 receive notification from you of your eligibility for the LIA Amount. Thus, assuming the 36 month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA amount would be available for withdrawal on the Valuation Day immediately after the 120th day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, at least one of the following requirements ("LIA conditions") must be met.

 (1)The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.
 (2)The designated life is unable to perform two or more basic abilities of caring for oneself or "activities of daily living." We define these basic abilities as:

    i. Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.
    ii.Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
   iii.Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower. iv.Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
    v. Transferring: Moving into or out of a bed, chair or wheelchair. vi.Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

 You must notify us in writing when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. The designated life must be available for any assessment or reassessment pursuant to our administrative process requirements. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described above under the Highest Daily Lifetime 6 Plus benefit.


 Additionally, once eligibility is determined, we will reassess your eligibility on an annual basis although your LIA benefit for the year that immediately precedes our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine that you are no longer eligible to receive the LIA Amount, the Annual Income Amount would replace the LIA Amount on the next Annuity Anniversary (the "ineligibility effective date"). However, 1) if you were receiving income through a systematic withdrawal program that was based on your LIA Amount; 2) you subsequently become ineligible to receive your LIA Amount, and 3) we do not receive new withdrawal instructions from you prior to the ineligibility effective date, we will cancel such systematic withdrawal program on the ineligibility effective date. You will be notified of your subsequent ineligibility and the date systematic withdrawal payments will stop before either occur. If any existing systematic withdrawal program is canceled, you must enroll in a new systematic withdrawal program if you wish to receive income on a systematic basis. You may establish a new or make changes to any existing systematic withdrawal program at any time by contacting our Annuity Service Office. All "Excess Income" conditions described above in "Key Feature - Annual Income Amount under the Highest Daily Lifetime 6 Plus Benefit" would apply. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.


 LIA AMOUNT AT THE FIRST LIFETIME WITHDRAWAL. If your first Lifetime Withdrawal subsequent to election of Highest Daily Lifetime 6 Plus with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.

 LIA AMOUNT AFTER THE FIRST LIFETIME WITHDRAWAL. If you become eligible for the LIA Amount after you have taken your first Lifetime Withdrawal, the available LIA amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount, however the available LIA amount in the current Annuity Year is reduced by any Lifetime Withdrawals that have been taken in the current Annuity Year. Cumulative Lifetime Withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first Systematic Withdrawal that processes after your election of the LIA benefit will be deemed a Lifetime Withdrawal.

 WITHDRAWALS IN EXCESS OF THE LIA AMOUNT. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the LIA Amount when you are eligible ("Excess Withdrawal"), your LIA Amount in subsequent years will be reduced (except with

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 regard to required minimum distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Withdrawal. Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount (excluding the Non-Lifetime Withdrawal) up to and including the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Excess Withdrawals will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount. Any withdrawals that are less than or equal to the LIA Amount (when eligible) but in excess of the free withdrawal amount available under this Annuity will not incur a CDSC.

 WITHDRAWALS ARE NOT REQUIRED. However, subsequent to the first Lifetime Withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.

 PURCHASE PAYMENTS. If you are eligible for the LIA Amount as described under "Eligibility Requirements for LIA Amount" and you make an additional purchase payment, the Annual Income Amount is increased by an amount obtained by applying the applicable percentage (4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2-79; and 6% for ages 80 and older) to the purchase payment (including any associated purchase Credits). The applicable percentage is based on the attained age of the designated life on the date of the first Lifetime Withdrawal after the benefit effective date. The LIA Amount is increased by double the Annual Income Amount, if eligibility for LIA has been met. The Protected Withdrawal Value is increased by the amount of each purchase payment (including any associated purchase Credits).

 If the Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount (or, if eligible for LIA, the LIA Amount) is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount (or, if eligible for LIA, the LIA Amount) in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

 STEP-UPS. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.

 GUARANTEE PAYMENTS. If your Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount when you are eligible, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in that scenario, the remaining LIA Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA amount (as described under "Eligibility Requirements for LIA Amount" above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under "Eligibility Requirements for LIA Amount". TO THE EXTENT THAT CUMULATIVE WITHDRAWALS IN THE CURRENT ANNUITY YEAR THAT REDUCE YOUR ACCOUNT VALUE TO ZERO ARE MORE THAN THE LIA AMOUNT (EXCEPT IN THE CASE OF REQUIRED MINIMUM DISTRIBUTIONS), HIGHEST DAILY LIFETIME 6 PLUS WITH LIA TERMINATES, AND NO ADDITIONAL PAYMENTS ARE MADE. A DEATH BENEFIT UNDER HIGHEST DAILY LIFETIME 6 PLUS WITH LIA IS NOT PAYABLE IF GUARANTEE PAYMENTS ARE BEING MADE AT THE TIME OF THE DECEDENT'S DEATH.

 ANNUITY OPTIONS. In addition to the Highest Daily Lifetime 6 Plus annuity options described above, after the tenth anniversary of the benefit effective date ("Tenth Anniversary"), you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Account Value to receive payments for life under your Annuity, we will pay the greater amount. Annuitization prior to the Tenth Anniversary will forfeit any present or future LIA amounts. We will continue to make payments until the death of the designated life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun. A Death Benefit is not payable if annuity payments are being made at the time of the decedent's death.

 If you elect Highest Daily Lifetime 6 Plus with LIA, and never meet the eligibility requirements you will not receive any additional payments based on the LIA Amount.

 DEATH BENEFIT COMPONENT OF HIGHEST DAILY LIFETIME 6 PLUS WITH LIA. The provisions of the Death Benefit Component of Highest Daily Lifetime 6 Plus (see above for information about the Death Benefit) also apply to Highest Daily Lifetime Plus with LIA. Please note that with respect to Highest Daily Lifetime 6 Plus with LIA, we use the Annual Income Amount for purposes of the Death Benefit Calculations, not the LIA Amount.

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 SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (SHD6 PLUS)

 EFFECTIVE SEPTEMBER 14, 2012, SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS IS NO LONGER AVAILABLE FOR NEW ELECTIONS AND WE NO LONGER ACCEPT ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS BENEFIT.


 Spousal Highest Daily Lifetime 6 Plus is the spousal version of Highest Daily Lifetime 6 Plus. Spousal Highest Daily Lifetime 6 Plus must be elected based on two designated lives, as described below. The youngest designated life must be at least 50 years old and the oldest designated life must be at least 55 years old when the benefit is elected. Spousal Highest Daily Lifetime 6 Plus is not available if you elect any other optional benefit. As long as your Spousal Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other investment option(s) available with this benefit. For a more detailed description of permitted investment options, see the "Investment Options" section.

 We offer a benefit that guarantees until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "designated lives", and each, a "designated life") the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives ("Lifetime Withdrawals") provided you have not made withdrawals of excess income that have resulted in your Account Value being reduced to zero. We also permit a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 6 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime 6 Plus is the mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled "How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account." Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

 Spousal Highest Daily Lifetime 6 Plus also provides for a Death Benefit generally equal to three times your Annual Income Amount. The Death Benefit, however, is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent's death. See Death Benefit Component of Spousal Highest Daily Lifetime 6 Plus, below.

 ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF YOU TAKE WITHDRAWALS OF EXCESS INCOME THAT BRING YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT WOULD ALSO FALL TO ZERO, AND THE BENEFIT WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT, INCLUDING THE DEATH BENEFIT DESCRIBED BELOW, WOULD BE PAYABLE UNDER SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS.

 You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Spousal Highest Daily Lifetime 6 Plus for Annuities issued on or after May 1, 2009, subject to the 6 or 12 Month DCA Program's rules, and subject to State approvals. The 6 or 12 Month DCA Program is not available in certain states.

 Currently, if you elect Spousal Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See "Election of and Designations under the Benefit" below and "Termination of Existing Benefits and Election of New Benefits" for details. Please note that if you terminate Spousal Highest Daily Lifetime 6 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for

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    successive Valuation Days, but more than one calendar day for Valuation
    Days that are separated by weekends and/or holidays), plus the amount of any purchase payment (including any associated purchase Credits) made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 (2)the Account Value on the current Valuation Day.

 If you have not made a Lifetime Withdrawal on or before the 10/th/ or 20/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 10/th/ or 20/th/ Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) (proportionally reduced for any Non-Lifetime Withdrawal):
    (a)200% (on the 10/th/ anniversary) or 400% (on the 20/th/ anniversary) of the Account Value on the effective date of the benefit including any purchase payments (including any associated purchase Credits) made on that day;
    (b)200% (on the 10/th/ anniversary) or 400% (on the 20/th/ anniversary) of all purchase payments (including any associated purchase Credits) made within one year following the effective date of the benefit; and
    (c)all purchase payments (including any associated purchase Credits) made after one year following the effective date of the benefit.

 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals (see below).

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS BENEFIT
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the youngest designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. We use the age of the youngest designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under the Spousal Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). If you take withdrawals of Excess Income, only the portion of the Lifetime Withdrawal that exceeds the remaining Annual Income Amount will proportionally reduce your Protected Withdrawal Value and Annual Income Amount in future years. Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated purchase Credits) based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older, and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated purchase Credits).


 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, Spousal Highest Daily Lifetime 6 Plus is no longer available for new elections and we no longer accept additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime 6 Plus benefit.

 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the youngest designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 If you are engaged in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

 The Spousal Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:
   .   The Issue Date is December 1, 2008
   . The Spousal Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009
   . The younger designated life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 6 Plus benefit.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS.
 On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before Lifetime Withdrawal                       $118,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $114,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $114,500.00
  Ratio                                                                 1.31%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.31%                                            $     78.60
  Annual Income Amount for future Annuity Years                  $  5,921.40

 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest designated life's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including any associated purchase Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the youngest designated life is between 65 and 84 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including any associated purchase Credits), is higher than $5921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

                                    HIGHEST DAILY VALUE    ADJUSTED ANNUAL INCOME
                                 (ADJUSTED WITH WITHDRAWAL   AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE AND PURCHASE PAYMENTS)**   HIGHEST DAILY VALUE)
-----              ------------- ------------------------- ----------------------
November 25, 2009   $119,000.00      $      119,000.00           $5,950.00
November 26, 2009                     Thanksgiving Day
November 27, 2009   $113,000.00      $      113,986.95           $5,699.35
November 30, 2009   $113,000.00      $      113,986.95           $5,699.35
December 01, 2009   $119,000.00      $      119,000.00           $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

 NON-LIFETIME WITHDRAWAL FEATURE
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below. the minimum Surrender Value (see "Access to Account Value - Can I Surrender My Annuity for Its Value?"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 6 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value; the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date (described above); and the Death Benefit (described below). It will reduce all three by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.


 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
   .   The Issue Date is December 1, 2008
   . The Spousal Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009
   .   The Account Value at benefit election was $105,000
   . The younger designated life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 6 Plus benefit
   . No previous withdrawals have been taken under the Spousal Highest Daily Lifetime 6 Plus benefit

 On October 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000 and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

      Withdrawal amount divided by                               $ 15,000
      Account Value before withdrawal                            $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10th benefit year Minimum Periodic Value                   $183,750
      20th benefit year Minimum Periodic Value                   $367,500

 REQUIRED MINIMUM DISTRIBUTIONS
 Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Unless designated as a Non-Lifetime Withdrawal, required minimum distributions are considered Lifetime Withdrawals. If you take a withdrawal in an Annuity Year in which your required minimum distribution for that year is not greater than the Annual Income Amount, and the amount of the withdrawal exceeds the Annual Income Amount for that year, we will treat the withdrawal as a withdrawal of Excess Income. Such a withdrawal of Excess Income will reduce the Annual Income Amount available in future years. If your required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered a withdrawal of Excess Income. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar for dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as a withdrawal of Excess Income.

 In any year in which the requirement to take required minimum distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a required minimum distribution if not for the suspension as eligible for treatment as described herein.

 EXAMPLE - REQUIRED MINIMUM DISTRIBUTIONS
 The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

 Annual Income Amount = $5,000

 Remaining Annual Income Amount = $3,000

 Required Minimum Distribution = $6,000

 The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 - $5,000) =
 $4,000).

 If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you stop taking withdrawals in the current Annuity Year and choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000) without being treated as a withdrawal of Excess Income is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

 DEATH BENEFIT COMPONENT OF SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS.
 If you elect Spousal Highest Daily Lifetime 6 Plus, we include a death benefit (Death Benefit), at no additional cost, that is linked to the Annual Income Amount under the benefit. If a death benefit is triggered and you currently own Spousal Highest Daily Lifetime 6 Plus benefit, then your Death Benefit will be equal to the greatest of:
..   the basic death benefit under the Annuity; and
..   the amount of any optional death benefit you may have elected and remains in effect; and
..   a) if no Lifetime Withdrawal had been taken prior to death, 300% of the
    Annual Income Amount that would have been determined on the date of death if a Lifetime Withdrawal had occurred on that date or (b) if a Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount as of our receipt of due proof of death. Under this component of the Death Benefit, we will not recapture the amount of any purchase Credit applied to an X Series Annuity granted within 12 months prior to death.

 Upon the death of the first of the spousal designated lives, if a Death Benefit, as described above, would otherwise be payable, and the surviving designated life chooses to continue the Annuity, the Account Value will be adjusted, as of the date we receive due proof of death, to equal the amount of that Death Benefit if paid out in a lump sum, and the Spousal Highest Daily Lifetime 6 Plus benefit remains in force. Upon the death of the second Spousal designated life, the Death Benefit described above will be payable and the Spousal Highest Daily Lifetime 6 Plus rider will terminate as of the date we receive due proof of death.

 PLEASE NOTE THAT THE DEATH BENEFIT UNDER SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS IS NOT PAYABLE IF YOUR ACCOUNT VALUE IS REDUCED TO ZERO AS A RESULT OF WITHDRAWALS OR IF ANNUITY PAYMENTS ARE BEING MADE AT THE TIME OF THE DECEDENT'S DEATH. THIS DEATH BENEFIT MAY NOT BE AVAILABLE IN ALL STATES.

 BENEFITS UNDER SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime 6 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life provided the designated lives were spouses at the death of the first designated life. Please note that if your Account Value is reduced to zero as a result of withdrawals, the Death Benefit (described above) will also be reduced to zero and the Death Benefit will not be payable.
..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the first day of the calendar month coinciding with or next following the annuitant's 95/th/ birthday will be treated as annuity payments.

..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If, due to death of a designated life or divorce prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

 If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

 PLEASE NOTE THAT THE DEATH BENEFIT (DESCRIBED ABOVE) IS NOT PAYABLE IF ANNUITY PAYMENTS ARE BEING MADE AT THE TIME OF THE DECEDENT'S DEATH.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Spousal Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount. If you have an active Systematic
    Withdrawal program running at the time you elect this benefit, the first Systematic Withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal.
..   Withdrawals made while the Spousal Highest Daily Lifetime 6 Plus benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis. As discussed in the prospectus, you may participate in the 6 or 12 Month Dollar Cost Averaging Program only if your Annuity was issued on or after May 1, 2009.
..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime 6 Plus benefit. The Spousal Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to program rules regarding the timing and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of withdrawals.
..   You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com
..   You can make withdrawals from your Annuity without purchasing the Spousal
    Highest Daily Lifetime 6 Plus benefit. The Spousal Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   Transfers to and from the elected Sub-accounts, the DCA Fixed Rate Options, and the AST Investment Grade Bond Sub-account triggered by the Spousal Highest Daily Lifetime 6 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   Upon inception of the benefit and to maintain the benefit, 100% of your
    Account Value must be allocated to the Permitted Sub-accounts (or any DCA Fixed Rate Options if you elect the 6 or 12 Month DCA Program). If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to reallocate your Account Value in accordance with our newly adopted requirements. However, you may be required to reallocate due to the merger of a Portfolio or the

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    closing of a Portfolio. At the time of any change in requirements, and as applicable only to new elections of the benefit, transfers of Account Value and allocation of additional purchase payments may be subject to new investment limitations.
..   If you elect this benefit and in connection with that election, you are required to reallocate to different Sub-accounts, then on the Valuation Day we receive your request in good order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.
..   The basic Death Benefit will terminate if withdrawals taken under Spousal
    Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Spousal Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)
..   The maximum charge for Spousal Highest Daily Lifetime 6 Plus is 1.50%
    annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 0.95% annually of the greater of Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day's Account Value, or the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and the DCA Fixed Rate Options (if applicable). Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 6 Plus may be greater than it would have been, had it been based on the Account Value alone. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. The following example is hypothetical and is for illustrative purposes only.

 Assuming a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day's Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day's Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $475.00 ($200,000 X .2375%)

 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (and any associated purchase Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Spousal Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described above) will not be payable.

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 Spousal Highest Daily Lifetime 6 Plus can only be elected based on two designated lives. Designated lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the designated lives to die. Currently, Spousal Highest Daily Lifetime 6 Plus only may be elected where the Owner, Annuitant, and Beneficiary designations are as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The youngest Owner/Annuitant and the beneficiary must be at least 50 years old and the oldest must be at least 55 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. The youngest Owner must be at least 50 years old and the oldest owner must be at least 55 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The youngest of the Annuitant and the Contingent Annuitant must be at least 50 years old and the oldest must be at least 55 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:
 (a)if one Owner dies and the surviving spousal Owner assumes the Annuity, or

 (b)if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however, the Spousal Highest Daily Lifetime 6 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who


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    retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.


 Spousal Highest Daily Lifetime 6 Plus can be elected at the time that you purchase your Annuity or after the Issue Date, subject to availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime 6 Plus and terminate it, you can re-elect it, subject to our current rules and availability. Additionally, if you currently own an Annuity with a living benefit that is terminable, you may terminate your existing benefit rider and elect any available benefits subject to our current rules. See "Termination of Existing Benefits and Election of New Benefits" in the prospectus for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. You and your financial professional should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.

 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) if upon the death of the first designated life, the surviving designated life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first designated life), (ii) upon the death of the second designated life (except as may be needed to pay the Death Benefit associated with this benefit), (iii) upon your termination of the benefit, (iv) upon your surrender of the Annuity, (v) upon your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount),
 (vi) if both the Account Value and Annual Income Amount equal zero, or
 (vii) if you cease to meet our requirements as described in "Election of and Designations under the Benefit".

 Upon termination of Spousal Highest Daily Lifetime 6 Plus other than upon death of a designated life or annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts (including any amounts in the DCA Fixed Rate Options), and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program (we may have referred to the "Custom Portfolios Program" as the "Optional Allocation and Rebalancing Program" in other materials), Automatic Rebalancing Program, or 6 or 12 Month DCA Program) for which we are providing administrative support, transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, pro rata (i.e. in the same proportion as the current balances in your variable investment options). If prior to the transfer from the AST Investment Grade Bond Sub-account the Account Value in the variable investment options is zero, we will transfer such amounts according to your most recent allocation instructions.

 HOW SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT. See "How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" above for information regarding this component of the benefit.

 ADDITIONAL TAX CONSIDERATIONS

 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts.


 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime 6 Plus through a non-qualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

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                                 DEATH BENEFIT

 WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?
 Each Annuity provides a Death Benefit during its accumulation period. IF AN ANNUITY IS OWNED BY ONE OR MORE NATURAL PERSONS, THE DEATH BENEFIT IS PAYABLE UPON THE FIRST DEATH OF AN OWNER. IF AN ANNUITY IS OWNED BY AN ENTITY, THE DEATH BENEFIT IS PAYABLE UPON THE ANNUITANT'S DEATH, IF THERE IS NO CONTINGENT ANNUITANT. Please note that if your Annuity is held as a Beneficiary Annuity and owned by one of the permissible entities, no death benefit will be payable since the Annuity will continue distributing the required distributions over the life expectancy of the Key Life until either the Account Value is depleted or the Annuity is fully surrendered. Generally if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid at that time. The person upon whose death the Death Benefit is paid is referred to below as the "decedent."

 BASIC DEATH BENEFIT
 Each Annuity provides a basic Death Benefit at no additional charge. The Insurance Charge we deduct daily from your Account Value allocated to the Sub-accounts is used, in part, to pay us for the risk we assume in providing the basic Death Benefit guarantee under an Annuity. Each Annuity also offers two different optional Death Benefits that can be purchased for an additional charge. The additional charge is deducted to compensate Pruco Life for providing increased insurance protection under the optional Death Benefits. NOTWITHSTANDING THE ADDITIONAL PROTECTION PROVIDED UNDER THE OPTIONAL DEATH BENEFITS, THE ADDITIONAL COST HAS THE IMPACT OF REDUCING THE NET PERFORMANCE OF THE INVESTMENT OPTIONS. IN ADDITION, WITH RESPECT TO THE X SERIES, UNDER CERTAIN CIRCUMSTANCES, YOUR DEATH BENEFIT MAY BE REDUCED BY THE AMOUNT OF ANY PURCHASE CREDITS WE APPLIED TO YOUR PURCHASE PAYMENTS. (SEE "HOW ARE PURCHASE CREDITS APPLIED TO MY ACCOUNT VALUE".) Also, no basic Death Benefit will be paid if your Annuity terminates because your Account Value reaches zero (which can happen if, for example, you are taking withdrawals under an optional living benefit).

 CONSIDERATIONS FOR CONTINGENT ANNUITANTS: We may allow the naming of a contingent annuitant when a Nonqualified Annuity Annuity is held by a pension plan or a tax favored retirement plan. In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity contract continues after the death of the Annuitant. In some of our Annuities we allow for the naming of a co-annuitant, which also is used to mean the successor annuitant (and not another life used for measuring the duration of an annuity payment option). Like in the case of a contingent annuitant, the Annuity may no longer qualify for tax deferral where the Annuity continues after the death of the Annuitant. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by an entity subject to Section 72(u) of the Code as such Annuity does not receive tax deferral benefits.

 The basic Death Benefit is equal to the greater of:
..   The sum of all purchase payments (not including any Purchase Credits) less the sum of all proportional withdrawals.
..   The sum of your Account Value in the Sub-accounts, the Fixed Rate Options, the DCA Fixed Rate Options, and the Benefit Fixed Rate Account (less the amount of any Purchase Credits applied within 12-months prior to the date of death, with respect to the X Series).

 "PROPORTIONAL WITHDRAWALS" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. For example, a withdrawal of 50% of Account Value would be considered as a 50% reduction in purchase payments for purposes of calculating the basic Death Benefit.

 OPTIONAL DEATH BENEFITS
 One optional Death Benefit is offered for purchase with your Annuity to provide an enhanced level of protection for your beneficiaries. No optional Death Benefit is available if your Annuity is held as a Beneficiary Annuity. We reserve the right to cease offering any optional death benefit.

 CURRENTLY, THESE BENEFITS ARE ONLY OFFERED IN THOSE JURISDICTIONS WHERE WE HAVE RECEIVED REGULATORY APPROVAL AND MUST BE ELECTED AT THE TIME THAT YOU PURCHASE YOUR ANNUITY. WE MAY, AT A LATER DATE, ALLOW EXISTING ANNUITY OWNERS TO PURCHASE AN OPTIONAL DEATH BENEFIT SUBJECT TO OUR RULES AND ANY CHANGES OR RESTRICTIONS IN THE BENEFITS. THE "COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE" DEATH BENEFIT MAY ONLY BE ELECTED INDIVIDUALLY, AND CANNOT BE ELECTED IN COMBINATION WITH ANY OTHER OPTIONAL DEATH BENEFIT. IF YOU ELECT SPOUSAL LIFETIME FIVE, SPOUSAL HIGHEST DAILY LIFETIME SEVEN, SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS, OR THE BIO FEATURE OF THE HIGHEST DAILY LIFETIME SEVEN OR THE HIGHEST DAILY LIFETIME 7 PLUS SUITE OF BENEFITS, YOU ARE NOT PERMITTED TO ELECT AN OPTIONAL DEATH BENEFIT. WITH RESPECT TO THE X SERIES, UNDER CERTAIN CIRCUMSTANCES, EACH OPTIONAL DEATH BENEFIT THAT YOU ELECT MAY BE REDUCED BY THE AMOUNT OF PURCHASE CREDITS APPLIED TO YOUR PURCHASE PAYMENTS.

 INVESTMENT RESTRICTIONS MAY APPLY IF YOU ELECT CERTAIN OPTIONAL DEATH BENEFITS. SEE THE CHART IN THE "INVESTMENT OPTIONS" SECTION OF THE PROSPECTUS FOR A LIST OF INVESTMENT OPTIONS AVAILABLE AND PERMITTED WITH EACH BENEFIT.

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 COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE ("HAV") DEATH BENEFIT

 If an Annuity has one Owner, the Owner must be age 79 or less at the time the Combination 5% Roll-up and HAV Optional Death Benefit is purchased. If an Annuity has joint Owners, the oldest Owner must be age 79 or less. If the Annuity is owned by an entity, the Annuitant must be age 79 or less.

 CERTAIN OF THE PORTFOLIOS OFFERED AS SUB-ACCOUNTS UNDER AN ANNUITY MAY NOT BE AVAILABLE IF YOU ELECT THE COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT. IF YOU ELECT THIS BENEFIT, YOU MUST ALLOCATE YOUR ACCOUNT VALUE IN ACCORDANCE WITH THE THEN PERMITTED AND AVAILABLE OPTION(S). IN ADDITION, WE RESERVE THE RIGHT TO REQUIRE YOU TO USE CERTAIN ASSET ALLOCATION MODEL(S) IF YOU ELECT THIS DEATH BENEFIT.

 CALCULATION OF THE COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT
 The Combination 5% Roll-up and HAV Death Benefit equals the greatest of:

       1. the basic Death Benefit described above; and
       2. the Highest Anniversary Value Death Benefit described below, and
       3. 5% Roll-up described below.

       The calculation of the 5% Roll-up depends on whether death occurs before or after the Death Benefit Target Date.

       If the Owner dies before the Death Benefit Target Date the 5% Roll up is equal to:
       . all purchase payments (including any Purchase Credits applied to such purchase payments more than twelve (12) months prior to date of death with respect to the X Series or as otherwise provided for under applicable State law) increasing at an annual effective interest rate of 5% starting on the date that each Purchase Payment is made and ending on the Owner's date of death;

    MINUS


       . the sum of all withdrawals, dollar for dollar up to 5% of the Roll-up value as of the prior Annuity Anniversary (or Issue Date if the withdrawal is in the first contract year). Any withdrawals in excess of the 5% dollar for dollar limit are proportional.


       If the Owner dies on or after the Death Benefit Target Date the 5% Roll-up is equal to:
       . the 5% Roll-up value as of the Death Benefit Target Date increased by total purchase payments (including any Purchase Credits applied to such purchase payments more than twelve (12) months prior to date of death with respect to the X Series or as otherwise provided for under applicable State law) made after the Death Benefit Target Date;

    MINUS

       . the sum of all withdrawals which reduce the 5% Roll-up proportionally.

 With respect to the X Series, as indicated, the amounts calculated in Items 1, 2 and 3 above (before, on or after the Death Benefit Target Date) may be reduced by any Purchase Credits under certain circumstances, if allowed under applicable State law. Please refer to the definitions of Death Benefit Target Date below. This Death Benefit may not be an appropriate feature where the Owner's age is near the age specified in the Death Benefit Target Date. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer Annuity anniversaries before the Death Benefit Target Date is reached.

 CALCULATION OF HIGHEST ANNIVERSARY VALUE DEATH BENEFIT
 The HAV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date. If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of: 1. the basic Death Benefit described above; and 2. the Highest Anniversary Value as of the Owner's date of death. If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of: 1. the basic Death Benefit described above; and 2. the Highest Anniversary Value on the Death Benefit Target Date plus the sum of all purchase payments (including any Purchase Credits applied to such purchase payments more than twelve (12) months prior to date of death with respect to the X Series) less the sum of all proportional withdrawals since the Death Benefit Target Date. The amount determined by this calculation is increased by any purchase payments received after the Owner's date of death and decreased by any proportional withdrawals since such date.

 The "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. The Combination 5% Roll-up and Highest Anniversary Value" Death Benefit is not available if you elect any other optional Death Benefit or elect Spousal Lifetime Five or Spousal Highest Daily Lifetime Seven.

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 See Appendix B for examples of how the "Combination 5% Roll-up and Highest
 Anniversary Value Death Benefit" is calculated.


 KEY TERMS USED WITH THE COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT:
   . The Death Benefit Target Date for the Combination 5% Roll-up and HAV Death Benefit is the later of the Annuity Anniversary on or after the 80/th/ birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of an Annuity.
   . The Highest Anniversary Value equals the highest of all previous "Anniversary Values" less proportional withdrawals since such anniversary and plus any purchase payments (and associated Purchase Credits received more than 12 months prior to death for the X series or as otherwise provided for under applicable State law) since such anniversary.
   . The Anniversary Value is the Account Value as of each anniversary of the Issue Date of an Annuity. The Anniversary Value on the Issue Date is equal to your Purchase Payment (including any Purchase Credits applied to such purchase payments more than twelve (12) months prior to date of death with respect to the X Series or as otherwise provided for under applicable State law).
   . Proportional Withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Anniversary Value or 5% Roll-up value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Anniversary Value or 5% Roll-up value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Anniversary Value ($125,000) by 10% or $12,500.

 HIGHEST DAILY VALUE DEATH BENEFIT ("HDV")

 The Highest Daily Value Death Benefit is no longer available for new elections. If an Annuity has one Owner, the Owner must have been age 79 or less at the time the Highest Daily Value Death Benefit was elected. If an Annuity has joint Owners, the older Owner must be age 79 or less. If there are joint Owners, death of the Owner refers to the first to die of the joint Owners. If an Annuity is owned by an entity, the Annuitant must have been age 79 or less at the time of election and death of the Owner refers to the death of the Annuitant.

 IF YOU ELECTED THIS BENEFIT, YOU MUST ALLOCATE YOUR ACCOUNT VALUE IN ACCORDANCE WITH THE PERMITTED AND AVAILABLE OPTION(S) WITH THIS BENEFIT.

       The HDV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date (see the definitions below).

       If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the HDV as of the Owner's date of death.

       If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the HDV on the Death Benefit Target Date plus the sum of all purchase payments (including any Purchase Credits applied to such purchase payments more than twelve (12) months prior to the date of death with respect to the X Series or as otherwise provided for under applicable State law) less the sum of all proportional withdrawals since the Death Benefit Target Date.

 THE AMOUNT DETERMINED BY THIS CALCULATION IS INCREASED BY ANY PURCHASE PAYMENTS RECEIVED AFTER THE OWNER'S DATE OF DEATH AND DECREASED BY ANY PROPORTIONAL WITHDRAWALS SINCE SUCH DATE.

 THE HIGHEST DAILY VALUE DEATH BENEFIT IS NOT AVAILABLE IF YOU ELECT HIGHEST DAILY GRO, HIGHEST DAILY LIFETIME FIVE, SPOUSAL LIFETIME FIVE, HIGHEST DAILY LIFETIME SEVEN, SPOUSAL HIGHEST DAILY LIFETIME SEVEN, HIGHEST DAILY LIFETIME 7 PLUS (INCLUDING BIO OR LIA), SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS (INCLUDING
 BIO) OR THE "COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE" DEATH
 BENEFIT.

 KEY TERMS USED WITH THE HIGHEST DAILY VALUE DEATH BENEFIT:
   . The Death Benefit Target Date for the Highest Daily Value Death Benefit is the later of an Annuity anniversary on or after the 80th birthday of the current Owner, or the older of either the joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of an Annuity.
   . The Highest Daily Value equals the highest of all previous "Daily Values" less proportional withdrawals since such date and plus any purchase payments (plus associated Purchase Credits applied more than twelve (12) months prior to the date of death with respect to the X Series or as otherwise provided for under applicable State law) since such date.

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   .   The Daily Value is the Account Value as of the end of each Valuation
       Day. The Daily Value on the Issue Date is equal to your Purchase Payment (plus associated Purchase Credits applied more than twelve (12) months prior to the date of death with respect to the X Series or as otherwise provided for under applicable State law).
   . Proportional Withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Daily Value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Daily Value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Daily Value ($125,000) by 10% or $12,500.


      Please see Appendix B for examples of how the Highest Daily Value Death Benefit is calculated.


 ANNUITIES WITH JOINT OWNERS
 For Annuities with joint Owners, the Death Benefits are calculated as shown above except that the age of the oldest of the joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own your Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of your Annuity and continue the Annuity instead of receiving the Death Benefit (unless the Annuity is held as a Beneficiary Annuity).

 ANNUITIES OWNED BY ENTITIES
 For Annuities owned by an entity, the Death Benefits are calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable).

 CAN I TERMINATE THE OPTIONAL DEATH BENEFITS? DO THE OPTIONAL DEATH BENEFITS TERMINATE UNDER OTHER CIRCUMSTANCES?

 For the B Series and the X Series, the Combination 5% Roll-up and HAV Death Benefit and the HDV Death Benefit may not be terminated once elected. With respect to the L Series only, (i) if the HDV Death Benefit or Combination 5% Roll-up and HAV Death Benefit is elected on the Issue Date, then you may elect to terminate either benefit on the fifth Annuity anniversary and each Annuity anniversary thereafter (but not later than the tenth Annuity anniversary), but if you do terminate you will revert to the base death benefit, and you may not thereafter re-elect either optional benefit and (ii) if you did not elect any optional death benefit on the Issue Date, then you may elect the Combination 5% Roll-up and HAV Death Benefit on the fifth Annuity anniversary and each Annuity anniversary thereafter (but not later than the tenth Annuity anniversary), but you may not thereafter terminate that election. If your Annuity Anniversary, at the time of election of the Combo 5% Roll-Up and HAV Death Benefit rider, falls on a non-business day, your rider will be added to your Contract on the next Valuation Day. If this occurs, we will compare your "Periodic Value" to your Account Value (each as defined in the rider) on that Valuation Day. The optional Death Benefits will terminate automatically on the Annuity Date. Also, if you elected the Combination 5% Roll-up and HAV Death Benefit and, in addition, are taking withdrawals under a lifetime guaranteed minimum withdrawal benefit, this optional Death Benefit will terminate if such withdrawals cause your Account Value to reduce to zero. We may also terminate any optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations. For jointly owned Annuities, the optional death benefits are payable upon the first death of either Owner and therefore terminate and do not continue unless the Annuity is continued by a spouse Beneficiary (see "Spousal Assumption of Annuity," below). Where an Annuity is structured so that it is owned by a grantor trust but the annuitant is not the grantor, then the Annuity is required to terminate upon the death of the grantor if the grantor pre-deceases the annuitant under Section 72(s) of the Code. Under this circumstance, the Surrender Value will be paid out to the beneficiary and it is not eligible for the death benefit provided under the Annuity.


 WHAT ARE THE CHARGES FOR THE OPTIONAL DEATH BENEFITS?
 We deduct a charge equal to 0.50% per year of the average daily net assets of the Sub-accounts for the HDV Death Benefit. We deduct a charge of 0.80% for the Combination 5% Roll-Up and HAV Death Benefit issued on or after May 1, 2009, and a charge of 0.50% before May 1, 2009. We deduct the charge for each of these benefits to compensate Pruco Life for providing increased insurance protection under the optional Death Benefits. The additional annual charge is deducted daily against your Account Value allocated to the Sub-accounts.

 Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

 PAYMENT OF DEATH BENEFITS

 ALTERNATIVE DEATH BENEFIT PAYMENT OPTIONS - ANNUITIES OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX-FAVORED PLANS) Except in the case of a spousal assumption as described below, upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity.

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 If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

 In the event of your death before the Annuity Date, the Death Benefit must be distributed:
   .   within five (5) years of the date of death (the "5 Year Deadline"); or
   . as a series of payments not extending beyond the life expectancy of the beneficiary or over the life of the beneficiary. Payments under this option must begin within one year of the date of death. If the Beneficiary does not begin installments by such time, then we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline.

 Unless you have made an election prior to Death Benefit proceeds becoming due, a beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled "Beneficiary Continuation Option," as a series of required distributions.

 If the Annuity is held as a Beneficiary Annuity, the payment of the Death Benefit must be distributed:
    -- as a lump sum payment; or
    -- Unless you have made an election prior to Death Benefit proceeds becoming due, a beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled "Beneficiary Continuation Option," as a series of required distributions.

 Upon our receipt of proof of death, we will send to the beneficiary materials that list these payment options.

 ALTERNATIVE DEATH BENEFIT PAYMENT OPTIONS - ANNUITIES HELD BY TAX-FAVORED PLANS The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other "qualified investment" that requires minimum distributions. Upon your death under an IRA, 403(b) or other "qualified investment", the designated beneficiary may generally elect to continue the Annuity and receive Required Minimum Distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated beneficiary and whether the beneficiary is your surviving spouse.

   . If you die after a designated beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life expectancy of the designated beneficiary (provided such payments begin by December 31/st/ of the year following the year of death). If the Beneficiary does not begin installments by such time, then we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline. However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the contract is solely payable to (or for the benefit of) your surviving spouse, then the Annuity may be continued with your spouse as the owner. Note that the Worker, Retiree and Employer Recovery Act of 2008 suspended Required Minimum Distributions for 2009. If your beneficiary elects to receive full distribution by December 31/st/ of the year including the five year anniversary of the date of death, 2009 shall not be included in the five year requirement period. This effectively extends this period to December 31/st/ of the year including the six year anniversary date of death.
   . If you die before a designated beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. If the Beneficiary does not begin installments by such time, then we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary. For this distribution requirement also, 2009 shall not be included in the five year requirement period.
   . If you die before a designated beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary.

 A beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

 Until withdrawn, amounts in an IRA, 403(b) or other "qualified investment" continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.

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 The tax consequences to the beneficiary may vary among the different death benefit payment options. See the Tax Considerations section of this prospectus, and consult your tax advisor.

 BENEFICIARY CONTINUATION OPTION
 Instead of receiving the death benefit in a single payment, or under an Annuity Option, a beneficiary may take the death benefit under an alternative death benefit payment option, as provided by the Code and described under the sections entitled "Payment of Death Benefits" and "Alternative Death Benefit Payment Options - Annuities Held by Tax-Favored Plans." This "Beneficiary Continuation Option" is described below and is available for both qualified Annuities (i.e. annuities sold to an IRA, Roth IRA, SEP IRA, or 403(b)), Beneficiary Annuities and non-qualified Annuities.

 Under the Beneficiary Continuation Option:
   . The beneficiary must apply at least $15,000 to the Beneficiary Continuation Option. Thus the death benefit must be at least $15,000.
   . The Owner's Annuity contract will be continued in the Owner's name, for the benefit of the beneficiary.
   . Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the average assets allocated to the Sub-accounts. The charge is 1.00% per year.
   . Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of Account Value. The fee will only be applied if the Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.
   . The initial Account Value will be equal to any death benefit (including any optional death benefit) that would have been payable to the beneficiary if the beneficiary had taken a lump sum distribution.
   . The available Sub-accounts will be among those available to the Owner at the time of death, however certain Sub-Accounts may not be available.
   . The beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.
   .   No Fixed Rate Options will be offered.
   .   No additional purchase payments can be applied to the Annuity.
   . The basic death benefit and any optional benefits elected by the Owner will no longer apply to the beneficiary.
   . The beneficiary can request a withdrawal of all or a portion of the Account Value at any time, unless the Beneficiary Continuation Option was the payout predetermined by the Owner and the Owner restricted the beneficiary's withdrawal rights.
   .   Withdrawals are not subject to CDSC.
   . Upon the death of the beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the beneficiary
       (successor), unless the successor chooses to continue receiving payments.
   . If the beneficiary elects to receive the death benefit proceeds under the Beneficiary Continuation Option, we must receive the election in good order at least 14 days prior to the first required distribution.
       If, for any reason, the election impedes our ability to complete the first distribution by the required date, we will be unable to accept the election.

 In addition to the materials referenced above, the Beneficiary will be provided with a prospectus and a settlement agreement describing the Beneficiary Continuation Option. We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in the Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a beneficiary under the Beneficiary Continuation Option.

 SPOUSAL ASSUMPTION OF ANNUITY
 You may name your spouse as your beneficiary. If you and your spouse own your Annuity jointly, we assume that the sole primary beneficiary will be the surviving spouse unless you elect an alternative Beneficiary Designation. Unless you elect an alternative Beneficiary Designation or the Annuity is held as a Beneficiary Annuity (if available under your Annuity), the spouse beneficiary may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. Any Death Benefit (including any optional Death Benefits) that would have been payable to the Beneficiary will become the new Account Value as of the date we receive due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional purchase payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including any CDSC that may apply to the additional purchase payments.

 A surviving spouse's ability to continue ownership of the Annuity may be impacted by the Defense of Marriage Act (see "Managing Your Annuity - Spousal Designations"). Please consult your tax or legal adviser for more information about such impact in your state.

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 See the section entitled "Managing Your Annuity - Spousal Designations and
 Contingent Annuitant" for a discussion of the treatment of a spousal Contingent Annuitant in the case of the death of the Annuitant in an Annuity owned by a Custodial Account.


 EXCEPTIONS TO AMOUNT OF DEATH BENEFIT
 There are certain exceptions to the amount of the Death Benefit.

 SUBMISSION OF DUE PROOF OF DEATH AFTER ONE YEAR. If we receive Due Proof of Death more than one year after the date of death, we reserve the right to limit the Death Benefit to the Account Value on the date we receive Due Proof of Death (i.e., we would not pay the minimum Death Benefit or any Optional Death Benefit).


 DEATH BENEFIT SUSPENSION PERIOD. You should be aware that there is a Death Benefit suspension period (unless prohibited by applicable law). If the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter), and did not become the Owner or Annuitant due to the prior Owner's or Annuitant's death, any Death Benefit (including any optional Death Benefit) that applies will be suspended for a two-year period as to that person from the date he or she first became Owner or Annuitant. While the two year suspension is in effect, the Death Benefit amount will equal the Account Value, less (if allowed by applicable state law) any Purchase Credits (for the X Series) granted during the period beginning 12 months prior to decedent's date of death and ending on the date we receive Due Proof of death. Thus, if you had elected an Optional Death Benefit, and the suspension were in effect, you would be paying the fee for the Optional Death Benefit even though during the suspension period your Death Benefit would have been limited to the Account Value. After the two year suspension period is completed, the Death Benefit is the same as if the suspension period had not been in force. See the section of the prospectus above generally with regard to changes of Owner and Annuitant that are allowable.


 BENEFICIARY ANNUITY. With respect to a Beneficiary Annuity, the Death Benefit is triggered by the death of the beneficial Owner (or the Key Life, if entity-owned). However, if the Annuity is held as a Beneficiary Annuity, the Owner is an entity, and the Key Life is already deceased, then no Death Benefit is payable upon the death of the beneficial Owner.


 WHEN DO YOU DETERMINE THE DEATH BENEFIT?
 We determine the amount of the Death Benefit as of the date we receive "due proof of death" (and in certain limited circumstances as of the date of death) any instructions we require to determine the method of payment and any other written representations we require to determine the proper payment of the Death Benefit. "Due proof of death" may include a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other satisfactory proof of death. Upon our receipt of "due proof of death" we automatically transfer the Death Benefit to the AST Money Market Sub-account until we further determine the universe of eligible Beneficiaries. Once the universe of eligible Beneficiaries has been determined each eligible Beneficiary may allocate his or her eligible share of the Death Benefit to an eligible annuity payment option. Each Beneficiary must make an election as to the method they wish to receive their portion of the Death Benefit. Absent an election of a Death Benefit payment method, no Death Benefit can be paid to the Beneficiary. We may require written acknowledgment of all named Beneficiaries before we can pay the Death Benefit. DURING THE PERIOD FROM THE DATE OF DEATH UNTIL WE RECEIVE ALL REQUIRED PAPER WORK, THE AMOUNT OF THE DEATH BENEFIT MAY BE SUBJECT TO MARKET FLUCTUATIONS.

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                            VALUING YOUR INVESTMENT

 HOW IS MY ACCOUNT VALUE DETERMINED?
 During the accumulation period, your Annuity has an Account Value. The Account Value is determined separately for each Sub-account allocation and for each Fixed Rate Option. The Account Value is the sum of the values of each Sub-account allocation and the value of each Fixed Rate Option. For Annuities with a Highest Daily Lifetime Five election, Account Value also includes the value of any allocation to the Benefit Fixed Rate Account. See the "Living Benefits - Highest Daily Lifetime Five" section of the Prospectus for a description of the Benefit Fixed Rate Account. The Account Value does not reflect any CDSC that may apply to a withdrawal or surrender. With respect to the X Series, the Account Value includes any Purchase Credits we applied to your purchase payments which we are entitled to recover under certain circumstances.

 WHAT IS THE SURRENDER VALUE OF MY ANNUITY?
 The Surrender Value of your Annuity is the value available to you on any day during the accumulation period. The Surrender Value is defined under "Glossary of Terms" above.

 HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?
 When you allocate Account Value to a Sub-account, you are purchasing units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge, and if you elected one or more optional benefits whose annual charge is deducted daily, the additional charge made for such benefits. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity. See the section below entitled "Termination of Optional Benefits" for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.

 Each Valuation Day, we determine the price for a Unit of each Sub-account, called the "Unit Price." The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.

 EXAMPLE
 Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we sell 178.677 Units at the current Unit Price, leaving you
 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.

 WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?
 Pruco Life is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. EST). Generally, financial transactions requested before the close of the NYSE which meet our requirements will be processed according to the value next determined following the close of business. Financial transactions requested on a non-business day or after the close of the NYSE will be processed based on the value next computed on the next Valuation Day. There may be circumstances when the opening or closing time of the NYSE is different than other major stock exchanges, such as NASDAQ or the American Stock Exchange. Under such circumstances, the closing time of the NYSE will be used when valuing and processing transactions.

 We have arrangements with certain selling firms, under which receipt by the firm in good order prior to our cut-off time on a given Valuation Day is treated as receipt by us on that Valuation Day for pricing purposes. Currently, we have such an arrangement with Citigroup Global Markets Inc. ("CGM"). We extend this pricing treatment to orders that you submit directly through CGM and to certain orders submitted through Morgan Stanley Smith Barney LLC ("MSSB") where CGM serves as clearing firm for MSSB. Your MSSB registered representative can tell you whether your order will be cleared through CGM. In addition, we currently have an arrangement with Merrill, Lynch, Pierce, Fenner & Smith, Inc. ("Merrill Lynch") under which transfer orders between Sub-accounts that are received in good order by Merrill Lynch prior to the NYSE close on a given Valuation Day will be priced by us as of that Valuation Day. The arrangements with CGM, MSSB, and Merrill Lynch may be terminated or modified in certain circumstances.

 There may be circumstances where the NYSE is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value, or make a purchase or redemption request. The NYSE is closed on the following nationally recognized holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and

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 Christmas. On those dates, we will not process any financial transactions involving purchase or redemption orders. Pruco Life will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
..   trading on the NYSE is restricted;
..   an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the separate account impractical; or
..   the SEC, by order, permits the suspension or postponement for the protection of security holders.

 If, pursuant to SEC rules, the AST Money Market Portfolio suspends payment of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, full or partial withdrawal, or death benefit from the AST Money Market Sub-account until the Portfolio is liquidated.

 INITIAL PURCHASE PAYMENTS: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive all of our requirements at our office to issue an Annuity. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment (and any associated Purchase Credit with respect to the X Series) and issue an Annuity within two (2) Valuation Days. With respect to both your initial Purchase Payment and any subsequent Purchase Payment that is pending investment in our separate account, we may hold the amount temporarily in our general account and may earn interest on such amounts. You will not be credited with interest during that period.


 As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. These arrangements are subject to a number of regulatory requirements, including that until such time that the insurer is notified of the firm's principal approval and is provided with the application, or is notified of the firm principal's rejection, customer funds will be held by the insurer in a segregated bank account. In addition, the insurer must promptly return the customer's funds at the customer's request prior to the firm's principal approval or upon the firm's rejection of the application. The monies held in the bank account will be held in a suspense account within our general account and we may earn interest on amounts held in that suspense account. Contract owners will not be credited with any interest earned on amounts held in that suspense account. Neither will the amounts be reduced nor increased due to market fluctuations during that period. The monies in such suspense account may be subject to our general creditors. Moreover, because the FINRA rule authorizing the use of such accounts is new, there may be uncertainty as to the segregation and treatment of such insurance company general account assets under applicable Federal and State laws.

 ADDITIONAL PURCHASE PAYMENTS: We will apply any additional purchase payments (and any associated Purchase Credit with respect to the X Series) on the Valuation Day that we receive the Purchase Payment at our office with satisfactory allocation instructions. We may limit, restrict, suspend or reject any additional purchase payments at any time, on a non-discriminatory basis. Please see "Living Benefits" for further information on additional purchase payments.


 SCHEDULED TRANSACTIONS: Scheduled transactions include transfers under Dollar Cost Averaging, the Asset Allocation Program, Auto-Rebalancing, Systematic Withdrawals, Systematic Investments, required Minimum Distributions, substantially equal periodic payments under section 72(t) of the Code, and annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to required Minimum Distributions, substantially equal periodic payments under Section 72(t) of the Code, and annuity payments only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.

 UNSCHEDULED TRANSACTIONS: "Unscheduled" transactions include any other non-scheduled transfers and requests for Partial Withdrawals or Free Withdrawals or Surrenders. With respect to certain written requests to withdraw Account Value, we may seek to verify the requesting Owner's signature. Specifically, we reserve the right to perform a signature verification for (a) any withdrawal exceeding a certain dollar amount and
 (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner. In addition, we will not honor a withdrawal request in which the requested payee is the Financial Professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. If we do perform a signature verification, we will pay the withdrawal proceeds within 7 days after the withdrawal request was received by us in good order, and will process the transaction in accordance with the discussion in "When Do You Process And Value Transactions?"


 MEDICALLY-RELATED SURRENDERS & DEATH BENEFITS: Medically-Related Surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Office all supporting documentation we require for such transactions and that are satisfactory to us.


 We are generally required by law to pay any surrender request or death benefit claims from the Separate Account within 7 days of our receipt of your request in good order.

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 TERMINATION OF OPTIONAL BENEFITS: Except for the Guaranteed Minimum Income
 Benefit, the Combination 5% Roll-up and Highest Anniversary Value Death Benefit and the Highest Daily Value Death Benefit, which generally cannot be terminated by the owner once elected, if any optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. Certain optional benefits may be added after you have purchased your Annuity. On the date a charge no longer applies or a charge for an optional benefit begins to be deducted, your Annuity will become subject to a different daily asset-based charge. This change may result in the number of Units attributed to your Annuity and the value of those Units being different than it was before the change; however, the adjustment in the number of Units and Unit Price will not affect your Account Value (although the change in charges that are deducted will affect your Account Value).

 TRANSACTIONS IN PROFUNDS VP SUB-ACCOUNTS: Generally, purchase or redemption orders or transfer requests must be received by us by no later than the close of the NYSE to be processed on the current Valuation Day. However, any purchase order or transfer request involving the ProFunds VP Sub-accounts must be received by us no later than one hour prior to any announced closing of the applicable securities exchange (generally, 3:00 p.m. Eastern time) to be processed on the current Valuation Day. The "cut-off" time for such financial transactions involving a ProFunds VP Sub-account will be extended to 1/2 hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically through Prudential Annuities' internet website (www. prudentialannuities.com). You cannot request a transaction (other than a redemption order) involving the transfer of units in one of the ProFunds VP Sub-accounts between the applicable "cut-off" time and 4:00 p.m. Owners attempting to process a purchase order or transfer request between the applicable "cut-off" time and 4:00 p.m., are informed that their transactions cannot be processed as requested. We will not process the trade until we receive further instructions from you. However, Owners receiving the "cut-off" message may process a purchase order or transfer request up until 4:00 p.m. on that same day with respect to any other available investment option under their Annuity, other than ProFunds. Transactions received after 4:00 p.m. will be treated as received by us on the next Valuation Day.

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                              TAX CONSIDERATIONS

 The tax considerations associated with an Annuity vary depending on whether the contract is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. The information provided is not intended as tax advice. You should consult with a qualified tax advisor for complete information and advice. References to Purchase Payments below relate to your cost basis in your contract. Generally, your cost basis in a contract not associated with a tax-favored retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible IRA.


 This discussion includes a description of certain spousal rights under the contract, and our administration of such spousal rights and related tax reporting comport with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). Depending on the state in which your Annuity is issued, we may offer certain spousal benefits to same-sex civil union couples, domestic partners or spouses. You should be aware, however, that federal tax law does not recognize same-sex civil union couples, domestic partners or spouses. Therefore, we cannot permit a same-sex civil union partner, domestic partner or spouse to continue the Annuity within the meaning of the tax law upon the death of the first partner under the Annuity's "spousal continuance" provision. An alternative distribution option, referred to as a "taxable contract continuation", is available to same-sex civil union partners, domestic partners and spouses. The taxable contract continuation option results in immediate taxation while allowing for spousal continuation of the Annuity, including any spousal benefit, for insurance law purposes. If this distribution option is elected, the contract will be treated as terminated from a tax reporting perspective with all benefits immediately taxable, and the contract will continue with a cost basis equal to the value of the contract at the deemed termination. If this distribution option is elected for a qualified contract, such as an IRA, the contract will be a treated as a non-qualified Annuity contract going forward. Same-sex civil union couples, domestic partners and spouses should consider the application of federal tax law before selecting a spousal benefit under the Annuity.


 The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for Nonqualified Annuity Contracts and Required Distributions Upon Your Death for Qualified Annuity Contracts in this Tax Considerations section.

 NONQUALIFIED ANNUITY CONTRACTS
 IN GENERAL, AS USED IN THIS PROSPECTUS, A NONQUALIFIED ANNUITY IS OWNED BY AN INDIVIDUAL OR NON-NATURAL PERSON AND IS NOT ASSOCIATED WITH A TAX-FAVORED RETIREMENT PLAN.

 TAXES PAYABLE BY YOU
 We believe the Annuity is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract. Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below. Charges for investment advisory fees that are taken from the contract are treated as a partial withdrawal from the contract and will be reported as such to the contract Owner.

 It is possible that the Internal Revenue Service (IRS) could assert that some or all of the charges for the optional benefits under the contract should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for Owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty. If the IRS determines that the charges for one or more benefits under the contract are taxable withdrawals, then the sole or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.

 You must commence annuity payments or surrender your Annuity no later than the first day of the calendar month next following the maximum Annuity date for your Annuity. For some of our contracts, you are able to choose to defer the Annuity Date beyond the default Annuity date described in your Annuity. However, the IRS may not then consider your contract to be an annuity under the tax law.

 TAXES ON WITHDRAWALS AND SURRENDER
 If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of Purchase Payments, until all gain has been withdrawn. Once all gain has been withdrawn, payments will be treated as a nontaxable return of Purchase Payments until all Purchase Payments have been returned. After all Purchase Payments are returned, all subsequent amounts will be taxed as ordinary income. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your

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 contract as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If you transfer your contract for less than full consideration, such as by gift, you will also trigger tax on any gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.

 If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the contract to income tax.

 TAXES ON ANNUITY PAYMENTS
 A portion of each annuity payment you receive will be treated as a partial return of your Purchase Payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your Purchase Payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract. After the full amount of your Purchase Payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your Purchase Payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

 If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed purchase payments in the Annuity and the total value of the anticipated future payments until such time as all Purchase Payments have been recovered. Please refer to your Annuity contract for the maximum Annuity Date, also described above.

 PARTIAL ANNUITIZATION
 Effective January 1, 2011, an individual may partially annuitize their non-qualified annuity if the contract so permits. The Small Business Jobs Act of 2010 included a provision which allows for a portion of a non-qualified annuity, endowment or life insurance contract to be annuitized while the balance is not annuitized. The annuitized portion must be paid out over 10 or more years or over the lives of one or more individuals. The annuitized portion of the contract is treated as a separate contract for purposes of determining taxability of the payments under IRC section 72. We do not currently permit partial annuitization.

 MEDICARE TAX ON NET INVESTMENT INCOME
 The Patient Protection and Affordable Care Act, also known as the 2010 Health Care Act, included a new Medicare tax on investment income. This new tax, which is effective in 2013, assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of "modified adjusted gross income" over a threshold amount. The "threshold amount" is $250,000 for married taxpayers filing jointly, $125,000 for married taxpayers filing separately, $200,000 for single taxpayers, and approximately $12,000 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the contract will be considered investment income for purposes of this surtax.

 TAX PENALTY FOR EARLY WITHDRAWAL FROM A NONQUALIFIED ANNUITY CONTRACT
 You may owe a 10% tax penalty on the taxable part of distributions received from your Nonqualified Annuity contract before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled;
..   generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years and modification of payments during that time period will result in retroactive application of the 10% tax penalty);
    or
..   the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 SPECIAL RULES IN RELATION TO TAX-FREE EXCHANGES UNDER SECTION 1035

 Section 1035 of the Code permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% tax penalty on pre-age 59 1/2 withdrawals. In Revenue Procedure 2011-38, the IRS has indicated that, for exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial annuity contract or receiving annuity contract within 180 days of the date on which the partial exchange was completed, the IRS will apply general tax rules to determine the substance and treatment of the original transfer. We strongly urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.


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 If an Annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new contract prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a recovery of your investment in the contract first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% tax penalty.

 TAXES PAYABLE BY BENEFICIARIES
 The Death Benefit options are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the contract. The value of the Death Benefit, as determined under federal law, is also included in the Owner's estate for federal estate tax purposes. Generally, the same tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit
..   As a lump sum payment: the Beneficiary is taxed in the year of payment on gain in the contract.
..   Within 5 years of death of Owner: the Beneficiary is taxed as amounts are withdrawn (in this case gain is treated as being distributed first).
..   Under an annuity or annuity settlement option with distribution beginning within one year of the date of death of the Owner: the Beneficiary is taxed on each payment (part will be treated as gain and part as return of Purchase Payments).

 CONSIDERATIONS FOR CONTINGENT ANNUITANTS: We may allow the naming of a contingent Annuitant when a Nonqualified Annuity contract is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity contract continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by an entity owner when such contracts do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.

 REPORTING AND WITHHOLDING ON DISTRIBUTIONS
 Taxable amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with three (3) exemptions unless you designate a different withholding status. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (including resident alien), and your address of record is a non-U.S. address, we are required to withhold income tax unless you provide us with a U.S. residential address.

 State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.

 Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

 ENTITY OWNERS
 Where a contract is held by a non-natural person (e.g. a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually.

 Where a contract is issued to a Charitable Remainder Trust (CRT), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually. As there are charges for the living benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisors whether election of such living benefits violates their fiduciary duty to the remainder beneficiary.

 Where a contract is issued to a trust, and such trust is characterized as a grantor trust under the Code, such contract shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity. At this time, we will not issue Annuities to grantor trusts with multiple grantors.

 At this time, we will not issue an Annuity to a grantor trust where the Grantor is not also the Annuitant. Where a previously issued contract was structured so that it is owned by a grantor trust but the Annuitant is not the grantor, then the contract is required to

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 terminate upon the death of the grantor of the trust if the grantor pre-deceases the Annuitant under Section 72(s) of the Code. Under this circumstance, the contract value will be paid out to the trust and it is not eligible for the death benefit provided under the contract.


 ANNUITY QUALIFICATION
 Diversification And Investor Control. In order to qualify for the tax rules applicable to annuity contracts described above, the assets underlying the Sub-accounts of an Annuity must be diversified, according to certain rules under the Internal Revenue Code. Each portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.

 An additional requirement for qualification for the tax treatment described above is that we, and not you as the contract Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.

 REQUIRED DISTRIBUTIONS UPON YOUR DEATH FOR NONQUALIFIED ANNUITY CONTRACTS. Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract. If you die on or after the Annuity Date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the contract must be distributed within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). Your designated Beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the Owner. For Nonqualified annuity contracts owned by a non-natural person, the required distribution rules apply upon the death of the Annuitant. This means that for a contract held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitants to die.

 CHANGES IN YOUR ANNUITY. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract Owners and you will be given notice to the extent feasible under the circumstances.


 QUALIFIED ANNUITY CONTRACTS

 IN GENERAL, AS USED IN THIS PROSPECTUS, A QUALIFIED ANNUITY IS AN ANNUITY CONTRACT WITH APPLICABLE ENDORSEMENTS FOR A TAX-FAVORED PLAN OR A NONQUALIFIED ANNUITY CONTRACT HELD BY A TAX-FAVORED RETIREMENT PLAN.

 The following is a general discussion of the tax considerations for Qualified Annuity contracts. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your Financial Professional prior to purchase to confirm if this contract is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this contract.

 A Qualified annuity may typically be purchased for use in connection with:
..   Individual retirement accounts and annuities (IRAs), including inherited
    IRAs (which we refer to as a Beneficiary IRA), which are subject to
    Sections 408(a) and 408(b) of the Code;
..   Roth IRAs, including inherited Roth IRAs (which we refer to as a
    Beneficiary Roth IRA) under Section 408A of the Code;
..   A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);
..   H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code)
..   Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax
    Deferred Annuities or TDAs);
..   Section 457 plans (subject to 457 of the Code).

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 A Nonqualified annuity may also be purchased by a 401(a) trust or custodial
 IRA or Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.

 You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

 TYPES OF TAX-FAVORED PLANS

 IRAs. If you buy an Annuity for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" and "Roth IRA Disclosure Statement" which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "Free Look" after making an initial contribution to the contract. During this time, you can cancel the Annuity by notifying us in writing, and we will refund all of the Purchase Payments under the Annuity (or, if provided by applicable state law, the amount credited under the Annuity, if greater), less any applicable federal and state income tax withholding.

 Contributions Limits/Rollovers. Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a "rollover" of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. In 2013 the contribution limit is $5,500. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation.


 The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA.

 In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover, and if permitted by the plan. Under the Worker, Retiree and Employer Recovery Act of 2008, employer retirement plans are required to permit non-spouse Beneficiaries to roll over funds to an inherited IRA for plan years beginning after December 31, 2009. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.

 Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:
..   You, as Owner of the contract, must be the "Annuitant" under the contract
    (except in certain cases involving the division of property under a decree of divorce);
..   Your rights as Owner are non-forfeitable;
..   You cannot sell, assign or pledge the contract;
..   The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);
..   The date on which required minimum distributions must begin cannot be later than April 1/st/ of the calendar year after the calendar year you turn age 70 1/2; and
..   Death and annuity payments must meet "required minimum distribution" rules described below.

 Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier regarding a Nonqualified Annuity. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:
..   A 10% early withdrawal penalty described below;
..   Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or
..   Failure to take a required minimum distribution, also described below.

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 SEPs. SEPs are a variation on a standard IRA, and contracts issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

..   If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of
    (a) $51,000 in 2013 or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer's SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2013, this limit is $255,000;

..   SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and

..   SEPs that contain a salary reduction or "SARSEP" provision prior to 1997 may permit salary deferrals up to $17,500 in 2013 with the employer making these contributions to the SEP. However, no new "salary reduction" or "SARSEPs" can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $5,500 in 2013. These amounts are indexed for inflation. Not all Annuities issued by us are available for SARSEPs. You will also be provided the same information, and have the same "Free Look" period, as you would have if you purchased the contract for a standard IRA.


 ROTH IRAs. The "Roth IRA Disclosure Statement" contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:
..   Contributions to a Roth IRA cannot be deducted from your gross income;
..   "Qualified distributions" from a Roth IRA are excludable from gross income.
    A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59 1/2; (b) after the Owner's death; (c) due to the Owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.
..   If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

 Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a "rollover" of amounts of another traditional IRA, SEP, SIMPLE-IRA, employer sponsored retirement plan (under sections 401(a) or 403(b) of the Code) or Roth IRA; or, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution penalty). Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot "rollover" benefits from a traditional IRA to a Roth IRA.


 TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $17,500 in 2013. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $5,500 in 2013. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. A contract may generally only qualify as a TDA if distributions of salary deferrals (other than "grandfathered" amounts held as of December 31, 1988) may be made only on account of:

..   Your attainment of age 59 1/2;
..   Your severance of employment;
..   Your death;
..   Your total and permanent disability; or
..   Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).

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 In any event, you must begin receiving distributions from your TDA by
 April 1/st/ of the calendar year after the calendar year you turn age 70 1/2 or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any "direct transfer" of your interest in the contract to another employer's TDA plan or mutual fund "custodial account" described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to "qualified" retirement plans.

 CAUTION: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer's approval in written or electronic form.

 REQUIRED MINIMUM DISTRIBUTIONS AND PAYMENT OPTIONS
 If you hold the contract under an IRA (or other tax-favored plan), required minimum distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Required minimum distributions are calculated based on the sum of the Account Value and the actuarial value of any additional living and death benefits from optional riders that you have purchased under the contract. As a result, the required minimum distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.

 You can use the Minimum Distribution option to satisfy the required minimum distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the required minimum distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the contract as of December 31 of the prior year, but is determined without regard to other contracts you may own.

 Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.

 CHARITABLE IRA DISTRIBUTIONS.

 The Pension Protection Act of 2006 included a charitable giving incentive permitting tax-free IRA distributions for charitable purposes. The American Taxpayer Relief Act extended this provision until the end of 2013.

 For distributions in tax years beginning after 2005 and before 2014, these rules provide an exclusion from gross income, up to $100,000 for otherwise taxable IRA distributions from a traditional or Roth IRA that are qualified charitable distributions. To constitute a qualified charitable distribution, the distribution must be made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70 1/2. Special transition rules related to retroactive extension of this tax law provision permit different distribution treatment for Charitable IRA distributions made by January 31, 2013. Distributions that are excluded from income under this provision are not taken into account in determining the individual's deductions, if any, for charitable contributions.


 The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements for the new income tax exclusion added by the Pension Protection Act. As a result the general rules for reporting IRA distributions apply.

 REQUIRED DISTRIBUTIONS UPON YOUR DEATH FOR QUALIFIED ANNUITY CONTRACTS
 Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, the designated Beneficiary may generally elect to continue the contract and receive required minimum distributions under the contract instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether that Beneficiary is your surviving spouse.

..   If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life or life

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    expectancy of the designated Beneficiary (as long as payments begin by
    December 31/st/ of the year following the year of death). However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the contract is payable to (or for the benefit of) your surviving spouse as sole primary beneficiary, the contract may be continued with your spouse as the Owner. Note that the Worker, Retiree and Employer Recovery Act of 2008 suspended Required Minimum Distributions for 2009. If your beneficiary elects to receive full distribution by December 31/st/ of the year including the five year anniversary of the date of death, 2009 shall not be included in the five year requirement period. This effectively extends this period to
    December 31/st/ of the year including the six year anniversary date of death.
..   If you die before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. For contracts where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement. For this distribution requirement also, 2009 shall not be included in the five year requirement period.

..   If you die before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For contracts where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.

 A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

 Until withdrawn, amounts in a Qualified Annuity contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.

 TAX PENALTY FOR EARLY WITHDRAWALS FROM QUALIFIED ANNUITY CONTRACTS
 You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled; or
..   generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually.
    (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments or additional contributions to the contract during that time period will result in retroactive application of the 10% tax penalty.)

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 WITHHOLDING
 We will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a 457 governmental plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned contracts or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:
..   For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions
..   If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default; and
..   For all other distributions, we will withhold at a 10% rate.

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 We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.

 ERISA REQUIREMENTS
 ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevent a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.

 Other relevant information required by the exemptions is contained in the contract and accompanying documentation.

 Please consult with your tax advisor if you have any questions about ERISA and these disclosure requirements.

 SPOUSAL CONSENT RULES FOR RETIREMENT PLANS - QUALIFIED CONTRACTS
 If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

 Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

 Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

 IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.

 GIFTS AND GENERATION-SKIPPING TRANSFERS
 If you transfer your contract to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

 ADDITIONAL INFORMATION
 For additional information about federal tax law requirements applicable to IRAs and Roth IRAs, see the IRA Disclosure Statement or Roth IRA Disclosure Statement, as applicable.

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                              GENERAL INFORMATION

 HOW WILL I RECEIVE STATEMENTS AND REPORTS?
 We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www.prudential.com or any other electronic means, including diskettes or CD ROMs. We generally send a confirmation statement to you each time a financial transaction is made affecting Account Value, such as making additional purchase payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter, if there have been transactions during the quarter. We may confirm regularly scheduled transactions, including, but not limited to the Annual Maintenance Fee, Systematic Withdrawals (including 72(t) and (q) payments and required minimum distributions), electronic funds transfer, Dollar Cost Averaging, and static rebalancing, in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports or copies of reports previously sent. We reserve the right to charge up to $50 for each such additional or previously sent report. We will also send an annual report and a semi-annual report containing applicable financial statements for the Portfolios to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.

 WHAT IS PRUCO LIFE?
 Pruco Life Insurance Company (Pruco Life) is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York. Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. No company other than Pruco Life has any legal responsibility to pay amounts that it owes under its annuity contracts. Among other things, this means that where you participate in an optional living benefit or death benefit and the value of that benefit (e.g., the Protected Withdrawal Value, for Highest Daily Lifetime 6 Plus) exceeds your current Account Value, you would rely solely on the ability of Pruco Life to make payments under the benefit out of its own assets. As Pruco Life's ultimate parent, Prudential Financial, however, exercises significant influence over the operations and capital structure of Pruco Life.

 Pruco Life incorporates by reference into the prospectus its latest annual report on Form 10-K filed pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (Exchange Act) since the end of the fiscal year covered by its latest annual report. In addition, all documents subsequently filed by Pruco Life pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act also are incorporated into the prospectus by reference. Pruco Life will provide to each person, including any beneficial Owner, to whom a prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the prospectus but not delivered with the prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Pruco Life Insurance Company, One Corporate Drive, Shelton, CT 06484 or by calling 800-752-6342. Pruco Life files periodic reports as required under the Exchange Act. The public may read and copy any materials that Pruco Life files with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090. The SEC maintains an Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see http://www.sec.gov). Our internet address is http://www.prudentialannuities.com.


 Pruco Life conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed "service providers" under the Investment Company Act of 1940. The entities engaged by Pruco Life may change over time. As of December 31, 2012, non-affiliated entities that could be deemed service providers to Pruco Life and/or an affiliated insurer within the Pruco Life business unit consisted of the following: Alliance-One Services Inc. (administration of variable life policies) located at 55 Hartland Street, East Hartford CT 06108, Ascensus (qualified plan administrator) located at 200 Dryden Road, Dresher, PA 19025, Alerus Retirement Solutions (qualified plan administrator), Aprimo (fulfillment of marketing materials), 510 East 96/th/ Street, Suite 300, Indianapolis, IN 46240, Aplifi (order entry systems provider) located at 555 SW 12/th/ Ave, Suite 202, Pompano Beach, FL 33069, Broadridge Investor Communication Solutions, Inc. (proxy tabulation services), 51 Mercedes Way, Edgewood, NY 11717, Depository Trust & Clearing Corporation (clearing and settlement services), 55 Water Street, 26/th/ Floor, New York, NY 10041, DG3 North America, Inc. (proxy and prospectus printing and mailing services), 100 Burma Road, Jersey City, NJ 07305, DST Systems, Inc. (clearing and settlement services), 4900 Main, 7/th/ Floor, Kansas City, MO 64112, EBIX, Inc. (order-entry system), 5 Concourse Parkway, Suite 3200, Atlanta, GA 30328, ExlService Holdings, Inc., (administration of annuity contracts), 350 Park Avenue, 10/th/ Floor, New York, NY 10022, Diversified Information Technologies Inc. (records management), 123 Wyoming Avenue, Scranton, PA 18503, Fiserv (composition, printing and mailing of confirmation and quarterly statements), 881 Main Street, Manchester, CT 06040, Fosdick Fulfillment Corp. (fulfillment of prospectuses and marketing materials), 26 Barnes Industrial Park Road, North Wallingford, CT 06492, Insurance Technologies (annuity illustrations), 38120 Amrhein Ave., Livonia, MI 48150, Morningstar Associates LLC (asset allocation recommendations), 225 West Wacker Drive Chicago, IL 60606, National


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 Financial Services (clearing and settlement services), NEPS, LLC (composition, printing, and mailing of contracts and benefit documents), 12 Manor Parkway, Salem, NJ 03079, Pershing LLC (order-entry systems provider), One Pershing Plaza, Jersey City, NJ 07399, RR Donnelley Receivables, Inc. (printing annual reports and prospectuses), 111 South Wacker Drive, Chicago, IL 60606-4301, William B. Meyer (printing and fulfillment of prospectuses and marketing materials), 255 Long Beach Boulevard, Stratford, CT 06615, Right Now Technologies (business information repository), 136 Enterprise Blvd, Bozeman, MT 59718, The Harty Press (print vendor for client communications), 25 James Street, New Haven, CT 06513, Skywire Software (composition, printing, and mailing of contracts and benefit documents), 150 Post Street, Suite 500, San Francisco, CA 94108, Bloomberg L. P. (subscription service to support index based product adjustments), 731 Lexington Ave. New York, NY 10022.


 WHAT IS THE SEPARATE ACCOUNT?
 THE SEPARATE ACCOUNT. We have established a Separate Account, the Pruco Life Flexible Premium Variable Annuity Account (Separate Account), to hold the assets that are associated with the variable annuity contracts. The Separate Account was established under Arizona law on June 16, 1995, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the Separate Account are held in the name of Pruco Life and legally belong to us. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. Income, gains, and losses, whether or not realized, for assets allocated to the Separate Account are, in accordance with the Annuities, credited to or charged against the Separate Account without regard to other income, gains, or losses of Pruco Life. The obligations under the Annuities are those of Pruco Life, which is the issuer of the Annuities and the depositor of the Separate Account. More detailed information about Pruco Life, including its audited consolidated financial statements, is provided in the Statement of Additional Information.


 In addition to rights that we specifically reserve elsewhere in this prospectus, we reserve the right to perform any or all of the following:
   . offer new Sub-accounts, eliminate Sub-Accounts, substitute Sub-accounts or combine Sub-accounts;
   . close Sub-accounts to additional Purchase Payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates;
   .   combine the Separate Account with other "unitized" separate accounts;
   .   deregister the Separate Account under the Investment Company Act of 1940;
   . manage the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law;
   . make changes required by any change in the federal securities laws, including, but not limited to, the Securities Act of 1933, the Securities Act of 1934, the Investment Company Act of 1940, or any other changes to the Securities and Exchange Commission's interpretation thereof;
   . establish a provision in the Annuity for federal income taxes if we determine, in our sole discretion, that we will incur a tax as the result of the operation of the Separate Account;
   . make any changes required by federal or state laws with respect to annuity contracts; and
   . to the extent dictated by any underlying portfolio, impose a redemption fee or restrict transfers within any Sub-account.

 We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements and only after obtaining an order from the SEC, if required. We reserve the right to substitute underlying portfolios, as allowed by applicable law. If investment in the Portfolios or a particular Portfolio is no longer possible, in our discretion becomes inappropriate for purposes the Annuity, or for any other rationale in our sole judgment, we may substitute another portfolio or investment portfolios without your consent. The substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, we will not make such substitution without any required approval of the SEC and any applicable state insurance departments. In addition, we may close Portfolios to allocation of Purchase Payments or Account Value, or both, at any time in our sole discretion. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available.


 If you are enrolled in a Dollar Cost Averaging, Automatic Rebalancing, or comparable programs while an underlying fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Account Value invested in such underlying fund will be transferred automatically to the designated surviving fund in the case of mergers, the replacement fund in the case of substitutions, and an available Money Market Fund in the case of fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving fund, the replacement fund or a Money Market Fund for any continued and future investments.

 WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?
 Each underlying mutual fund is registered as an open-end management investment company under the Investment Company Act. Shares of the underlying mutual fund portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.

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 VOTING RIGHTS
 We are the legal owner of the shares of the underlying mutual funds in which the Sub-accounts invest. However, under SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying mutual fund portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as "mirror voting" because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also "mirror vote" shares within the separate account that are owned directly by us or by an affiliate. In addition, because all the shares of a given mutual fund held within our separate account are legally owned by us, we intend to vote all of such shares when that underlying fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund's shareholder meeting and towards the ultimate outcome of the vote. Thus, under "mirror voting", it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome. We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying mutual fund portfolio has requested a "proxy" vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying mutual fund that require a vote of shareholders.

 Advanced Series Trust (the "Trust") has obtained an exemption from the Securities and Exchange Commission that permits its co-investment advisers, AST Investment Services, Inc. and Prudential Investments LLC, subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by AST Investment Services, Inc., Prudential Investments LLC and the Trustees. The exemption does not apply to the AST Franklin Templeton Founding Funds Allocation Portfolio; shareholder approval of new subadvisory agreements for this Portfolio only is required. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes. We may add new Sub-accounts that invest in a series of underlying funds other than the Trust. Such series of funds may have a similar order from the SEC. You also should review the prospectuses for the other underlying funds in which various Sub-accounts invest as to whether they have obtained similar orders from the SEC.

 MATERIAL CONFLICTS
 It is possible that differences may occur between companies that offer shares of an underlying mutual fund portfolio to their respective separate accounts issuing variable annuities and/or variable life insurance products. Differences may also occur surrounding the offering of an underlying mutual fund portfolio to variable life insurance policies and variable annuity contracts that we offer. Under certain circumstances, these differences could be considered "material conflicts," in which case we would take necessary action to protect persons with voting rights under our variable annuity contracts and variable life insurance policies against persons with voting rights under other insurance companies' variable insurance products. If a "material conflict" were to arise between owners of variable annuity contracts and variable life insurance policies issued by us we would take necessary action to treat such persons equitably in resolving the conflict. "Material conflicts" could arise due to differences in voting instructions between owners of variable life insurance and variable annuity contracts of the same or different companies. We monitor any potential conflicts that may exist.

 SERVICE FEES PAYABLE TO PRUCO LIFE

 Pruco Life and our affiliates receive substantial payments from certain underlying portfolios and/or related entities. Those payments may include Rule 12b-1 fees, administrative services fees and "revenue sharing" payments. Rule 12b-1 fees compensate our affiliated principal underwriter for a variety of services, including distribution services. We receive administrative services fees with respect to both affiliated and unaffiliated portfolios. Administrative services fees compensate us for providing administrative services with respect to Owners invested indirectly in the portfolio, including recordkeeping services and the mailing of prospectuses and reports. We may also receive "revenue sharing" payments, which are payments from investment advisers or other service providers to the portfolios. Some fees, such as Rule 12b-1 fees, are paid directly by the portfolio. Some fees are paid by entities that provide services to the portfolios. The existence of these payments may increase the overall cost of investing in the portfolios. Because these payments are made to Pruco Life and our affiliates, allocations you make to the underlying portfolios benefit us financially. In selecting portfolios available under the Annuity, we consider the payments made to us.

 Effective February 25, 2013, most AST Portfolios adopted a Rule 12b-1 fee. Prior to that fee, most AST Portfolios had an administrative services fee. The Rule 12b-1 fee compensates us and our affiliates for shareholder servicing, administrative, distribution and other services. We also receive "revenue sharing" payments from the advisers to the underlying portfolios. As of March 1, 2013, the maximum combined fees and revenue sharing payments we receive with respect to a portfolio are equal to an annual rate of 0.50% the average assets allocated to the portfolio under the Annuity. We expect to make a profit on these fees and payments.


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



 In addition, an investment adviser, sub-adviser or distributor of the underlying Portfolios may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contract, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, sub-adviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser's, sub-adviser's or distributor's participation. These payments or reimbursements may not be offered by all advisers, sub-advisers, or distributors, and the amounts of such payments may vary between and among each adviser, sub-adviser, and distributor depending on their respective participation.


 During 2012, with regard to amounts that were paid under these kinds of arrangements described immediately above, the amounts ranged from approximately $17 to approximately $818,287. These amounts may have been paid to one or more Prudential-affiliated insurers issuing individual variable annuities.


 WHO DISTRIBUTES ANNUITIES OFFERED BY PRUCO LIFE?
 Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products. PAD's principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA). Each Annuity is offered on a continuous basis. PAD enters into distribution agreements with broker/dealers who are registered under the Exchange Act and with entities that may offer the Annuities but are exempt from registration (firms). Applications for each Annuity are solicited by registered representatives of those firms. In addition, PAD may offer the Annuity directly to potential purchasers.

 Under the selling agreements, commissions are paid to firms on sales of the Annuity according to one or more schedules. The registered representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of purchase payments made, up to a maximum of 5.50% for the L Series, 6.0% for the X Series and 7.0% for the B Series. Alternative compensation schedules are available that generally provide a lower initial commission plus ongoing quarterly compensation based on all or a portion of Account Value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Annuity. Commissions and other compensation paid in relation to the Annuity do not result in any additional charge to you or to the separate account.

 In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life and/or the Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PAD may enter into compensation arrangements with certain broker/dealers firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the Annuity's features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuities; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval and preferred programs to PAD. We or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by the FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of training and due diligence events). These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms. In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.


 The list below identifies three general types of payments that PAD pays to registered broker-dealers and firms which are broadly defined as follows:

..   Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon the total assets, subject to certain criteria in certain Pruco Life products.

..   Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Pruco Life annuity products sold through the firm.
..   Fixed Payments: These types of payments are made directly to or in sponsorship of the firm.


 Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their registered representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments periodically during the relationship for systems, operational and other support.

 The list below includes the names of the firms that we are aware (as of December 31, 2012) received payment with respect to our annuity business during 2012 (or as to which a payment amount was accrued during 2012). The firms listed below include those receiving payments in connection with marketing of products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract. During 2012, the least amount paid, and greatest amount paid, were $450 and $6,788,299.04 respectively.


 NAME OF FIRM:




  Allstate Financial Srvcs, LLC
  AMERICAN PORTFOLIO FIN SVCS INC
  AXA Advisors, LLC
  BBVA Compass Investment Solutions, Inc.
  BFT Financial Group, LLC
  Cadaret, Grant & Co., Inc.
  Cambridge Investment Research, Inc.
  Capital One Investment Services, LLC
  CCO Investment Services Corp
  Centaurus Financial, Inc.
  CFD Investments, Inc.
  Citigroup Global Markets Inc.
  Commonwealth Financial Network
  Crown Capital Securities, L.P.
  CUNA Brokerage Svcs, Inc.
  CUSO Financial Services, L.P.
  Edward Jones & Co.
  Equity Services, Inc.
  Financial Network Investment
  First Allied Securities Inc
  FSC Securities Corp.
  Gary Goldberg & Co., Inc.
  Geneos Wealth Management, Inc.
  Genworth Financial Securities Corporation
  H. Beck, Inc.
  Hantz Financial Services, Inc.
  ING Financial Partners, LLC


  Invest Financial Corporation
  Investacorp
  Investment Centers of America
  Investment Professionals
  Investors Capital Corporation
  Janney Montgomery Scott, LLC.
  Legend Equities Corporation
  Lincoln Financial Advisors
  Lincoln Financial Securities Corporation
  Lincoln Investment Planning
  LPL Financial Corporation
  M Holdings Securities, Inc
  Merrill Lynch, P,F,S
  MetLife
  Morgan Stanley Smith Barney
  Multi Financial Securities Crp
  National Planning Corporation
  Next Financial Group, Inc.
  NFP Securities, Inc.
  PNC Investments, LLC
  PRIMEVEST FINANCIAL SERVICES
  ProEquities
  Questar Capital Corporation
  Raymond James & Associates
  Raymond James Financial Svcs
  RBC CAPITAL MARKETS CORPORATION
  Robert W. Baird & Co., Inc.


  Royal Alliance Associates
  SAGEPOINT FINANCIAL, INC.
  Sammons Securities Co., LLC
  Securian Financial Svcs, Inc.
  Securities America, Inc.
  Securities Service Network
  Sigma Financial Corporation
  Signator Investors, Inc.
  SII Investments, Inc.
  Stifel Nicolaus & Co.
  Summit Brokerage Services, Inc
  TFS Securities, Inc.
  The Investment Center
  TransAmerica Financial Advisors, Inc.
  Triad Advisors, Inc.
  UBS Financial Services, Inc.
  United Planners Fin. Serv.
  US Bank
  Wall Street Financial Group
  Wells Fargo Advisors LLC
  WELLS FARGO ADVISORS LLC - WEALTH
  Wells Fargo Investments LLC
  Woodbury Financial Services
  World Group Securities, Inc.
  WRP Investments, Inc


 You should note that firms and individual registered representatives and branch managers with some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or PAD and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity.

 This Annuity is sold through firms that are unaffiliated with us, and also is sold through an affiliated firm called Pruco Securities LLC. Pruco Securities, LLC is an indirect wholly-owned subsidiary of Prudential Financial that sells variable annuities and variable life insurance (among other products) through its registered representatives. Pruco Securities LLC also serves as principal underwriter of certain variable life insurance contracts issued by subsidiary insurers of Prudential Financial.

 FINANCIAL STATEMENTS
 The financial statements of the Separate Account and Pruco Life are included in the Statement of Additional Information.

 HOW TO CONTACT US
 You can contact us by:
..   calling our Customer Service Team at 1-888-PRU-2888 during our normal business hours,
..   writing to us via regular mail at Prudential Annuity Service Center, P.O.
    Box 7960, Philadelphia, PA 19176. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
..   accessing information about your Annuity through our Internet Website at
    www.prudentialannuities.com.

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



 You can obtain account information by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

 Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

 Pruco Life does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Regular and/or express mail will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Pruco Life reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

 INDEMNIFICATION
 Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

 LEGAL PROCEEDINGS

 Pruco Life is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Pruco Life and proceedings generally applicable to business practices in the industry in which we operate. Pruco Life is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Pruco Life is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, Pruco Life, along with other participants in the businesses in which we engage, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which Pruco Life's regulators have determined to focus. In some of Pruco Life's pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.

 Pruco Life establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed, including matters discussed below. As of December 31, 2012, the aggregate range of reasonably possible losses in excess of accruals established is not currently estimable. Pruco Life reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

 In January 2013, a qui tam action on behalf of the State of Florida, Total Asset Recovery Services v. Met Life Inc., et al., Manulife Financial Corporation, et. al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC, filed in the Circuit Court of Leon County, Florida, was served on Prudential. The complaint alleges that Prudential failed to escheat life insurance proceeds to the State of Florida in violation of the Florida False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs. In March 2013, the Company filed a motion to dismiss the complaint.

 In October 2012, the State of West Virginia, through its State Treasurer, filed a lawsuit, State of West Virginia ex. rel. John D. Perdue v. PRUCO Life Insurance Company, in the Circuit Court of Putnam County, West Virginia. The complaint alleges violations of the West Virginia Uniform Unclaimed Property Fund Act by failing to properly identify and report all unclaimed insurance policy proceeds which should either be paid to beneficiaries or escheated to West Virginia. The complaint seeks to examine the records of Pruco Life to determine compliance with the West Virginia Uniform Unclaimed Property Fund Act, and to assess penalties and costs in an undetermined amount.

 In March 2012, a qui tam action on behalf of the State of Minnesota, Total Asset Recovery Services v. MetLife Inc., et al., Prudential Financial Inc., The Prudential Insurance Company of America and Prudential Holdings, Inc., filed in the Fourth Judicial District, Hennepin County, in the State of Minnesota was served on Pruco Life. The complaint alleges that Pruco Life failed to escheat life insurance proceeds to the State of Minnesota in violation of the Minnesota False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs. In June 2012, Pruco Life filed a motion to dismiss the complaint. In December 2012, the Court granted Pruco Life's motion to dismiss, and the complaint was dismissed with prejudice.

 In January 2012, a qui tam action on behalf of the State of Illinois, Total Asset Recovery Services v. Met Life Inc, et al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Holdings, LLC, filed in the Circuit Court of Cook County, Illinois, was served on Pruco Life. The complaint alleges that Pruco Life failed to escheat life insurance proceeds to the State of Illinois in violation of the Illinois False Claims Whistleblower Reward and Protection Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs. In April, 2012, Pruco Life filed a motion to dismiss the complaint. In September 2012, the complaint was withdrawn without prejudice. This matter is concluded. We will cease reporting on this matter.

 In January 2012, a Global Resolution Agreement entered into by Pruco Life and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File ("SSMDF") to identify deceased insureds and contractholders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by Pruco Life to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires Pruco Life to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in Pruco Life's practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.

 Pruco Life is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York Department of Financial Services ("NYDFS") has requested that 172 life insurers (including Pruco Life) provide data to the NYDFS regarding use of the SSMDF. The New York Office of Unclaimed Funds is conducting an audit of Pruco Life's compliance with New York's unclaimed property laws. The Minnesota Attorney General has also requested information regarding Pruco Life's use of the SSMDF and its claim handling procedures and Pruco Life is one of several companies subpoenaed by the Minnesota Department of Commerce, Insurance Division. In February 2012, the Massachusetts Office of the Attorney General requested information regarding Pruco Life's unclaimed property procedures.

 In December 2010, a purported state-wide class action complaint, Phillips v. Prudential Financial, Inc., was filed in the Circuit Court of the First Judicial Circuit, Williamson County, Illinois. The complaint makes claims of breach of contract, breaches of fiduciary duty, and violation of Illinois law on behalf of a class of Illinois residents whose death benefits were settled by retained assets accounts and seeks damages and disgorgement of profits. In January 2011, the case was removed to the United States District Court for the Southern District of Illinois. In March 2011, the complaint was amended to drop Prudential as a defendant and add Pruco Life as a defendant. The matter is now captioned Phillips v. Prudential Insurance and Pruco Life Insurance Company. In April 2011, a motion to dismiss the amended complaint was filed. In November 2011, the complaint was dismissed and the dismissal appealed in December 2011.

 In July 2010, Pruco Life, along with other life insurance industry participants, received a formal request for information from the State of New York Attorney General's Office in connection with its investigation into industry practices relating to the use of retained asset accounts. In August 2010, Pruco Life received a similar request for information from the State of Connecticut Attorney General's Office. Pruco Life is cooperating with these investigations. Pruco Life has also been contacted by state insurance regulators and other governmental entities, including the U.S. Department of Veterans Affairs and Congressional committees regarding retained asset accounts. These matters may result in additional investigations, information requests, claims, hearings, litigation, adverse publicity and potential changes to business practices.

 Pruco Life's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that Pruco Life's results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life's financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Pruco Life's financial position.


 CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
 The following are the contents of the Statement of Additional Information:
..   Company
..   Experts
..   Principal Underwriter
..   Payments Made to Promote Sale of Our Products
..   Determination of Accumulation Unit Values
..   Financial Statements
..   Separate Account Financial Information
..   Company Financial Information

                     APPENDIX A - ACCUMULATION UNIT VALUES

 As we have indicated throughout this prospectus, each Annuity is a contract that allows you to select or decline any of several features that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each combination of such contract features. Here we depict the historical unit values corresponding to the contract features bearing the highest and lowest combinations of asset-based charges. The remaining unit values appear in the Statement of Additional Information, which you may obtain free of charge, by calling (888) PRU-2888 or by writing to us at the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, PA 19176. As discussed in the prospectus, if you select certain optional benefits (e.g., Lifetime Five), we limit the investment options to which you may allocate your Account Value. In certain of these accumulation unit value tables, we set forth accumulation unit values that assume election of one or more of such optional benefits and allocation of Account Value to portfolios that currently are not permitted as part of such optional benefits. Such unit values are set forth for general reference purposes only, and are not intended to indicate that such portfolios may be acquired along with those optional benefits.




                                PREMIER B SERIES
                          PRUCO LIFE INSURANCE COMPANY
                                   PROSPECTUS

           ACCUMULATION UNIT VALUES: BASIC DEATH BENEFIT ONLY (1.15%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.97052        $10.58443           530,409
    01/01/2007 to 12/31/2007                             $10.58443        $11.42715         1,642,705
    01/01/2008 to 12/31/2008                             $11.42715         $7.70132         3,432,851
    01/01/2009 to 12/31/2009                              $7.70132         $9.46834        10,499,053
    01/01/2010 to 12/31/2010                              $9.46834        $10.48061        14,887,263
    01/01/2011 to 12/31/2011                             $10.48061        $10.08606        11,876,501
    01/01/2012 to 12/31/2012                             $10.08606        $11.22438        13,200,943
----------------------------------------------------------------------------------------------------------
AST ADVANCED STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.98924        $10.52787            79,079
    01/01/2007 to 12/31/2007                             $10.52787        $11.39704           359,622
    01/01/2008 to 12/31/2008                             $11.39704         $7.90927         1,295,135
    01/01/2009 to 12/31/2009                              $7.90927         $9.86809         5,181,571
    01/01/2010 to 12/31/2010                              $9.86809        $11.09301         6,761,704
    01/01/2011 to 12/31/2011                             $11.09301        $10.97930         5,828,750
    01/01/2012 to 12/31/2012                             $10.97930        $12.33589         7,030,341
----------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.98487        $11.06450            12,875
    01/01/2007 to 12/31/2007                             $11.06450        $10.92634            44,984
    01/01/2008 to 12/31/2008                             $10.92634         $7.04890            95,288
    01/01/2009 to 12/31/2009                              $7.04890         $8.20740           288,991
    01/01/2010 to 12/31/2010                              $8.20740         $9.23755           304,457
    01/01/2011 to 12/31/2011                              $9.23755         $9.45889           270,018
    01/01/2012 to 05/04/2012                              $9.45889        $10.29604                 0
----------------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.97992        $10.54079           194,427
    01/01/2007 to 12/31/2007                             $10.54079        $11.36613         1,004,650
    01/01/2008 to 12/31/2008                             $11.36613         $8.01173         3,719,516
    01/01/2009 to 12/31/2009                              $8.01173         $9.76594        15,800,459
    01/01/2010 to 12/31/2010                              $9.76594        $10.84380        21,067,965
    01/01/2011 to 12/31/2011                             $10.84380        $10.59031        18,148,138
    01/01/2012 to 12/31/2012                             $10.59031        $11.77599        20,101,763

                                                                                      Number of
                                                  Accumulation     Accumulation      Accumulation
                                                  Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                   Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011                        $9.99906         $9.19895           229,977
    01/01/2012 to 12/31/2012                         $9.19895        $10.17608           260,282
-----------------------------------------------------------------------------------------------------
AST BLACKROCK VALUE PORTFOLIO
    05/01/2006 to 12/31/2006                         $9.94976        $11.05698            23,055
    01/01/2007 to 12/31/2007                        $11.05698        $11.05953            62,169
    01/01/2008 to 12/31/2008                        $11.05953         $6.85537            78,118
    01/01/2009 to 12/31/2009                         $6.85537         $8.01495           179,805
    01/01/2010 to 12/31/2010                         $8.01495         $8.90956           279,567
    01/01/2011 to 12/31/2011                         $8.90956         $8.76502           200,231
    01/01/2012 to 12/31/2012                         $8.76502         $9.82659           266,362
-----------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006                         $9.98023        $10.64300           443,494
    01/01/2007 to 12/31/2007                        $10.64300        $11.54504         1,437,548
    01/01/2008 to 12/31/2008                        $11.54504         $7.42587         2,993,953
    01/01/2009 to 12/31/2009                         $7.42587         $9.20111        15,257,301
    01/01/2010 to 12/31/2010                         $9.20111        $10.31320        20,215,158
    01/01/2011 to 12/31/2011                        $10.31320         $9.94870        14,841,211
    01/01/2012 to 12/31/2012                         $9.94870        $11.18527        18,316,413
-----------------------------------------------------------------------------------------------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008                       $10.08124         $7.37228           584,737
    01/01/2009 to 12/31/2009                         $7.37228         $8.99315         4,285,663
    01/01/2010 to 12/31/2010                         $8.99315         $9.95049         6,389,882
    01/01/2011 to 12/31/2011                         $9.95049         $9.65877         5,615,954
    01/01/2012 to 12/31/2012                         $9.65877        $10.53074         5,963,767
-----------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2006 to 12/31/2006                         $9.88749        $12.16133             8,144
    01/01/2007 to 12/31/2007                        $12.16133         $9.62541            65,825
    01/01/2008 to 12/31/2008                         $9.62541         $6.18048            68,133
    01/01/2009 to 12/31/2009                         $6.18048         $8.06109           150,606
    01/01/2010 to 12/31/2010                         $8.06109        $10.25594           264,648
    01/01/2011 to 12/31/2011                        $10.25594        $10.80760           266,872
    01/01/2012 to 12/31/2012                        $10.80760        $12.32439           366,128
-----------------------------------------------------------------------------------------------------
AST DEAM SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006                         $9.98334        $10.49308             4,642
    01/01/2007 to 12/31/2007                        $10.49308         $8.53012            29,072
    01/01/2008 to 07/18/2008                         $8.53012         $7.83782                 0
-----------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                         $9.99906         $9.98437            10,855
    01/01/2007 to 12/31/2007                         $9.98437        $10.97693            54,155
    01/01/2008 to 12/31/2008                        $10.97693         $6.06720            74,285
    01/01/2009 to 12/31/2009                         $6.06720         $7.95736           238,860
    01/01/2010 to 12/31/2010                         $7.95736        $10.42724           252,789
    01/01/2011 to 12/31/2011                        $10.42724         $8.95723           279,294
    01/01/2012 to 12/31/2012                         $8.95723        $10.63290           361,821
-----------------------------------------------------------------------------------------------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008                       $10.10375         $7.53310           100,184
    01/01/2009 to 12/31/2009                         $7.53310         $9.02864         1,119,487
    01/01/2010 to 12/31/2010                         $9.02864        $10.11522         1,799,239
    01/01/2011 to 12/31/2011                        $10.11522         $9.75317         1,364,468
    01/01/2012 to 12/31/2012                         $9.75317        $10.95703         1,689,892

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
    05/01/2006 to 12/31/2006                                      $9.99906        $10.56409           77,342
    01/01/2007 to 12/31/2007                                     $10.56409        $11.33703          282,001
    01/01/2008 to 12/31/2008                                     $11.33703         $7.34272        1,283,138
    01/01/2009 to 12/31/2009                                      $7.34272         $8.99072        4,642,002
    01/01/2010 to 12/31/2010                                      $8.99072        $10.16518        6,581,423
    01/01/2011 to 12/31/2011                                     $10.16518         $9.89853        5,556,047
    01/01/2012 to 12/31/2012                                      $9.89853        $10.82664        6,116,694
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    05/01/2006 to 12/31/2006                                      $9.99906        $10.34228           40,223
    01/01/2007 to 12/31/2007                                     $10.34228        $11.39149          279,103
    01/01/2008 to 12/31/2008                                     $11.39149         $6.67723          936,652
    01/01/2009 to 12/31/2009                                      $6.67723         $8.31590        6,517,647
    01/01/2010 to 12/31/2010                                      $8.31590         $9.78505        9,030,092
    01/01/2011 to 12/31/2011                                      $9.78505         $9.07279        6,205,968
    01/01/2012 to 12/31/2012                                      $9.07279        $10.12855        8,106,411
------------------------------------------------------------------------------------------------------------------
AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008                                     $9.99906         $7.49084          248,630
    01/01/2009 to 11/13/2009                                      $7.49084         $8.41607                0
------------------------------------------------------------------------------------------------------------------
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012                                     $9.99906        $10.78610        6,922,466
------------------------------------------------------------------------------------------------------------------
AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008                                    $10.17574         $6.12807            5,412
    01/01/2009 to 12/31/2009                                      $6.12807         $8.18495           68,857
    01/01/2010 to 12/31/2010                                      $8.18495         $9.72626          107,570
    01/01/2011 to 12/31/2011                                      $9.72626         $9.13123           80,489
    01/01/2012 to 12/31/2012                                      $9.13123        $11.44714          105,948
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                                      $9.93542        $10.28977            6,419
    01/01/2007 to 12/31/2007                                     $10.28977        $11.59563           40,084
    01/01/2008 to 12/31/2008                                     $11.59563         $6.84738           77,824
    01/01/2009 to 12/31/2009                                      $6.84738        $10.11359          433,958
    01/01/2010 to 12/31/2010                                     $10.11359        $11.02726          526,174
    01/01/2011 to 12/31/2011                                     $11.02726        $10.47050          406,611
    01/01/2012 to 12/31/2012                                     $10.47050        $12.39720          438,044
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006                                      $9.96102        $11.07490           12,877
    01/01/2007 to 12/31/2007                                     $11.07490        $11.50976          137,849
    01/01/2008 to 12/31/2008                                     $11.50976         $6.74882          169,237
    01/01/2009 to 12/31/2009                                      $6.74882         $7.95238          377,153
    01/01/2010 to 12/31/2010                                      $7.95238         $8.87508          478,687
    01/01/2011 to 12/31/2011                                      $8.87508         $8.29010          430,822
    01/01/2012 to 12/31/2012                                      $8.29010         $9.80760          588,703
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                                      $9.95841         $9.90334            7,659
    01/01/2007 to 12/31/2007                                      $9.90334        $11.68440           49,925
    01/01/2008 to 12/31/2008                                     $11.68440         $6.83934           86,730
    01/01/2009 to 12/31/2009                                      $6.83934        $10.62206          402,459
    01/01/2010 to 12/31/2010                                     $10.62206        $12.58318          484,601
    01/01/2011 to 12/31/2011                                     $12.58318        $12.06996          335,916
    01/01/2012 to 12/31/2012                                     $12.06996        $14.27309          415,454

                                                                                                 Number of
                                                             Accumulation     Accumulation      Accumulation
                                                             Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                              Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008                                  $10.03395         $7.65766            8,573
    01/01/2009 to 12/31/2009                                    $7.65766         $9.60312          223,004
    01/01/2010 to 12/31/2010                                    $9.60312        $12.03526          342,910
    01/01/2011 to 12/31/2011                                   $12.03526        $12.05336          238,394
    01/01/2012 to 12/31/2012                                   $12.05336        $13.78582          299,695
----------------------------------------------------------------------------------------------------------------
AST HIGH YIELD PORTFOLIO
    05/01/2006 to 12/31/2006                                    $9.99906        $10.60450           20,067
    01/01/2007 to 12/31/2007                                   $10.60450        $10.74351           53,192
    01/01/2008 to 12/31/2008                                   $10.74351         $7.90831           65,413
    01/01/2009 to 12/31/2009                                    $7.90831        $10.59810          187,356
    01/01/2010 to 12/31/2010                                   $10.59810        $11.89197          329,952
    01/01/2011 to 12/31/2011                                   $11.89197        $12.12984          257,625
    01/01/2012 to 12/31/2012                                   $12.12984        $13.65558          333,465
----------------------------------------------------------------------------------------------------------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008                                  $10.08942         $7.64237          305,766
    01/01/2009 to 12/31/2009                                    $7.64237         $9.32217        3,310,036
    01/01/2010 to 12/31/2010                                    $9.32217        $10.28514        5,334,476
    01/01/2011 to 12/31/2011                                   $10.28514        $10.11679        4,903,736
    01/01/2012 to 12/31/2012                                   $10.11679        $11.01481        5,162,852
----------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006                                   $9.99258        $10.64379           18,173
    01/01/2007 to 12/31/2007                                   $10.64379        $12.52703           82,324
    01/01/2008 to 12/31/2008                                   $12.52703         $6.16356          109,630
    01/01/2009 to 12/31/2009                                    $6.16356         $8.24382          259,341
    01/01/2010 to 12/31/2010                                    $8.24382         $9.33168          297,553
    01/01/2011 to 12/31/2011                                    $9.33168         $8.03342          225,361
    01/01/2012 to 12/31/2012                                    $8.03342         $9.55950          266,566
----------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2006* to 12/31/2006                                  $10.01073        $10.90770           28,837
    01/01/2007 to 12/31/2007                                   $10.90770        $12.70293          114,216
    01/01/2008 to 12/31/2008                                   $12.70293         $7.03242          124,739
    01/01/2009 to 12/31/2009                                    $7.03242         $9.07273          245,177
    01/01/2010 to 12/31/2010                                    $9.07273         $9.96358          315,165
    01/01/2011 to 12/31/2011                                    $9.96358         $8.61423          255,467
    01/01/2012 to 12/31/2012                                    $8.61423         $9.93649          294,067
----------------------------------------------------------------------------------------------------------------
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
 FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008                                  $10.11193         $7.16470          114,398
    01/01/2009 to 12/31/2009                                    $7.16470         $8.97209        2,241,126
    01/01/2010 to 12/31/2010                                    $8.97209        $10.09570        3,680,979
    01/01/2011 to 12/31/2011                                   $10.09570         $9.92415        2,925,344
    01/01/2012 to 12/31/2012                                    $9.92415        $11.14402        3,523,472
----------------------------------------------------------------------------------------------------------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    05/01/2006 to 12/31/2006                                    $9.96771        $10.57685           16,542
    01/01/2007 to 12/31/2007                                   $10.57685        $10.65906           95,008
    01/01/2008 to 12/31/2008                                   $10.65906         $8.68154        1,063,104
    01/01/2009 to 12/31/2009                                    $8.68154        $10.47282        3,769,368
    01/01/2010 to 12/31/2010                                   $10.47282        $11.11144        4,122,792
    01/01/2011 to 12/31/2011                                   $11.11144        $11.01089        3,536,665
    01/01/2012 to 12/31/2012                                   $11.01089        $12.05253        4,036,973

                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                 Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009                     $10.08445        $10.29766          11,740
    01/01/2010 to 12/31/2010                      $10.29766        $11.33263          37,851
    01/01/2011 to 12/31/2011                      $11.33263        $11.27814          53,725
    01/01/2012 to 12/31/2012                      $11.27814        $12.84306          94,030
---------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009                     $10.14583        $10.30741          15,275
    01/01/2010 to 12/31/2010                      $10.30741        $11.58869          60,826
    01/01/2011 to 12/31/2011                      $11.58869        $10.78439         152,988
    01/01/2012 to 12/31/2012                      $10.78439        $12.07266         167,060
---------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006                       $9.99906        $10.62045          19,032
    01/01/2007 to 12/31/2007                      $10.62045        $11.49018         186,438
    01/01/2008 to 12/31/2008                      $11.49018         $6.65882         226,594
    01/01/2009 to 12/31/2009                       $6.65882         $8.94533         581,027
    01/01/2010 to 12/31/2010                       $8.94533         $9.47774         815,931
    01/01/2011 to 12/31/2011                       $9.47774         $8.51271         562,672
    01/01/2012 to 12/31/2012                       $8.51271        $10.25979         685,642
---------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006                       $9.96039        $11.05295          30,530
    01/01/2007 to 12/31/2007                      $11.05295        $10.60024          84,433
    01/01/2008 to 12/31/2008                      $10.60024         $6.13164         122,147
    01/01/2009 to 12/31/2009                       $6.13164         $7.23998         245,607
    01/01/2010 to 12/31/2010                       $7.23998         $8.09953         287,121
    01/01/2011 to 12/31/2011                       $8.09953         $7.67252         261,012
    01/01/2012 to 12/31/2012                       $7.67252         $8.86610         282,125
---------------------------------------------------------------------------------------------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    05/01/2006 to 12/31/2006                       $9.99906        $10.51839           8,288
    01/01/2007 to 12/31/2007                      $10.51839        $11.03115          32,533
    01/01/2008 to 12/31/2008                      $11.03115         $8.36983          73,516
    01/01/2009 to 12/31/2009                       $8.36983        $11.13803         198,217
    01/01/2010 to 12/31/2010                      $11.13803        $12.48853         261,425
    01/01/2011 to 12/31/2011                      $12.48853        $13.60242         359,369
    01/01/2012 to 12/31/2012                      $13.60242        $14.24508         477,056
---------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                       $9.94853        $10.25454          23,656
    01/01/2007 to 12/31/2007                      $10.25454        $11.65439         209,834
    01/01/2008 to 12/31/2008                      $11.65439         $6.49136         249,407
    01/01/2009 to 12/31/2009                       $6.49136         $8.32731         424,670
    01/01/2010 to 12/31/2010                       $8.32731         $9.85880         546,572
    01/01/2011 to 12/31/2011                       $9.85880         $9.65779         365,627
    01/01/2012 to 12/31/2012                       $9.65779        $10.71913         428,418
---------------------------------------------------------------------------------------------------
AST MFS GLOBAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006                       $9.96060        $11.14496          14,734
    01/01/2007 to 12/31/2007                      $11.14496        $12.05347          42,155
    01/01/2008 to 12/31/2008                      $12.05347         $7.86591          55,816
    01/01/2009 to 12/31/2009                       $7.86591        $10.22659         279,625
    01/01/2010 to 12/31/2010                      $10.22659        $11.32823         404,880
    01/01/2011 to 12/31/2011                      $11.32823        $10.84879         388,578
    01/01/2012 to 12/31/2012                      $10.84879        $13.20047         522,263

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.93217        $10.42130            9,461
    01/01/2007 to 12/31/2007                             $10.42130        $11.85877           18,702
    01/01/2008 to 12/31/2008                             $11.85877         $7.46780           62,275
    01/01/2009 to 12/31/2009                              $7.46780         $9.17731          131,758
    01/01/2010 to 12/31/2010                              $9.17731        $10.23286          159,170
    01/01/2011 to 12/31/2011                             $10.23286        $10.05647          123,821
    01/01/2012 to 12/31/2012                             $10.05647        $11.64062          172,950
----------------------------------------------------------------------------------------------------------
AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012                             $9.99906        $10.21654            2,044
----------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.92949        $10.44127           10,753
    01/01/2007 to 12/31/2007                             $10.44127        $10.60602           28,287
    01/01/2008 to 12/31/2008                             $10.60602         $6.48787           35,460
    01/01/2009 to 12/31/2009                              $6.48787         $8.90836          111,948
    01/01/2010 to 12/31/2010                              $8.90836        $10.88622          138,494
    01/01/2011 to 12/31/2011                             $10.88622        $10.39116          107,635
    01/01/2012 to 12/31/2012                             $10.39116        $12.16435          144,363
----------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    05/01/2006* to 12/31/2006                            $10.00024        $10.24522          537,941
    01/01/2007 to 12/31/2007                             $10.24522        $10.62479          387,838
    01/01/2008 to 12/31/2008                             $10.62479        $10.76754          942,574
    01/01/2009 to 12/31/2009                             $10.76754        $10.67105        1,009,605
    01/01/2010 to 12/31/2010                             $10.67105        $10.55197        1,055,984
    01/01/2011 to 12/31/2011                             $10.55197        $10.43487        1,325,316
    01/01/2012 to 12/31/2012                             $10.43487        $10.31714        1,045,483
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006                             $10.03620        $10.19727           18,472
    01/01/2007 to 12/31/2007                             $10.19727        $10.40039          101,738
    01/01/2008 to 12/31/2008                             $10.40039         $5.93706          126,626
    01/01/2009 to 12/31/2009                              $5.93706         $8.25521          267,646
    01/01/2010 to 12/31/2010                              $8.25521        $10.07406          415,226
    01/01/2011 to 12/31/2011                             $10.07406         $9.71228          239,455
    01/01/2012 to 12/31/2012                              $9.71228        $11.24632          304,772
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                            $10.02897        $10.07980            4,831
    01/01/2012 to 12/31/2012                             $10.07980        $10.45063           80,162
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.96545        $10.24038           10,796
    01/01/2007 to 12/31/2007                             $10.24038        $12.37112           85,128
    01/01/2008 to 12/31/2008                             $12.37112         $6.94901          104,731
    01/01/2009 to 12/31/2009                              $6.94901         $8.91648          214,579
    01/01/2010 to 12/31/2010                              $8.91648        $11.34303          251,097
    01/01/2011 to 12/31/2011                             $11.34303        $11.40332          245,266
    01/01/2012 to 12/31/2012                             $11.40332        $12.66951          296,792
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.98848         $9.48246            3,300
    01/01/2007 to 12/31/2007                              $9.48246        $11.12853           17,135
    01/01/2008 to 12/31/2008                             $11.12853         $6.32187           31,791
    01/01/2009 to 12/31/2009                              $6.32187         $7.66029          111,577
    01/01/2010 to 12/31/2010                              $7.66029         $9.10804          137,375
    01/01/2011 to 04/29/2011                              $9.10804        $10.23343                0

                                                                                         Number of
                                                     Accumulation     Accumulation      Accumulation
                                                     Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012                           $9.99906        $10.36012           432,343
--------------------------------------------------------------------------------------------------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008                          $10.10180         $5.58718             6,473
    01/01/2009 to 12/31/2009                            $5.58718         $9.19764           330,897
    01/01/2010 to 12/31/2010                            $9.19764        $11.11807           610,655
    01/01/2011 to 12/31/2011                           $11.11807         $8.76360           464,059
    01/01/2012 to 12/31/2012                            $8.76360        $10.21725           597,932
--------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2006 to 12/31/2006                            $9.98066        $10.20649             8,896
    01/01/2007 to 12/31/2007                           $10.20649        $10.77589            42,554
    01/01/2008 to 12/31/2008                           $10.77589        $10.77219           117,534
    01/01/2009 to 12/31/2009                           $10.77219        $11.73912           330,969
    01/01/2010 to 12/31/2010                           $11.73912        $12.05817           444,556
    01/01/2011 to 12/31/2011                           $12.05817        $12.18917           476,597
    01/01/2012 to 12/31/2012                           $12.18917        $12.61643           478,931
--------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2006* to 12/31/2006                           $9.97171        $10.33968            39,526
    01/01/2007 to 12/31/2007                           $10.33968        $11.07079           196,892
    01/01/2008 to 12/31/2008                           $11.07079        $10.69755           499,608
    01/01/2009 to 12/31/2009                           $10.69755        $12.32370         2,442,922
    01/01/2010 to 12/31/2010                           $12.32370        $13.12390         3,740,960
    01/01/2011 to 12/31/2011                           $13.12390        $13.38718         3,295,844
    01/01/2012 to 12/31/2012                           $13.38718        $14.46865         3,907,272
--------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006                            $9.97964        $10.45340            23,838
    01/01/2007 to 12/31/2007                           $10.45340        $11.23495           230,699
    01/01/2008 to 12/31/2008                           $11.23495         $8.94287         2,279,353
    01/01/2009 to 12/31/2009                            $8.94287        $10.61276         9,696,868
    01/01/2010 to 12/31/2010                           $10.61276        $11.60130        12,344,169
    01/01/2011 to 12/31/2011                           $11.60130        $11.58376        11,567,482
    01/01/2012 to 12/31/2012                           $11.58376        $12.64008        11,648,099
--------------------------------------------------------------------------------------------------------
AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                          $10.01898        $10.07970            97,356
    01/01/2012 to 12/31/2012                           $10.07970        $10.67350           200,562
--------------------------------------------------------------------------------------------------------
AST QMA US EQUITY ALPHA PORTFOLIO
    05/01/2006 to 12/31/2006                            $9.95129        $10.76892            27,200
    01/01/2007 to 12/31/2007                           $10.76892        $10.86759            88,303
    01/01/2008 to 12/31/2008                           $10.86759         $6.58425            82,582
    01/01/2009 to 12/31/2009                            $6.58425         $7.92988           110,638
    01/01/2010 to 12/31/2010                            $7.92988         $9.01948           130,422
    01/01/2011 to 12/31/2011                            $9.01948         $9.22534           135,983
    01/01/2012 to 12/31/2012                            $9.22534        $10.83546           185,876
--------------------------------------------------------------------------------------------------------
AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011                           $9.99906         $8.93111                 0
    01/01/2012 to 12/31/2012                            $8.93111         $9.99122                 0

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
 FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008                              $10.09942         $6.72112          206,906
    01/01/2009 to 12/31/2009                                $6.72112         $8.42882        3,169,153
    01/01/2010 to 12/31/2010                                $8.42882         $9.52812        5,092,585
    01/01/2011 to 12/31/2011                                $9.52812         $9.19493        3,797,963
    01/01/2012 to 12/31/2012                                $9.19493        $10.53597        5,033,411
------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006                                $9.98482        $10.60918            2,264
    01/01/2007 to 12/31/2007                               $10.60918        $11.42339           30,841
    01/01/2008 to 12/31/2008                               $11.42339         $7.88383          177,466
    01/01/2009 to 12/31/2009                                $7.88383         $9.93070        3,630,360
    01/01/2010 to 12/31/2010                                $9.93070        $10.97751        6,789,537
    01/01/2011 to 12/31/2011                               $10.97751        $10.48592        5,558,290
    01/01/2012 to 12/31/2012                               $10.48592        $11.52117        6,382,341
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006                               $9.90554         $9.94820            7,810
    01/01/2007 to 12/31/2007                                $9.94820        $10.53785           76,795
    01/01/2008 to 12/31/2008                               $10.53785         $6.77186           83,560
    01/01/2009 to 12/31/2009                                $6.77186         $8.96499          150,061
    01/01/2010 to 12/31/2010                                $8.96499        $12.09068          229,153
    01/01/2011 to 12/31/2011                               $12.09068        $11.83639          200,962
    01/01/2012 to 12/31/2012                               $11.83639        $13.12648          224,116
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006                                $9.99288        $10.49974           12,126
    01/01/2007 to 12/31/2007                               $10.49974         $9.79761          106,639
    01/01/2008 to 12/31/2008                                $9.79761         $6.80776          153,271
    01/01/2009 to 12/31/2009                                $6.80776         $8.54762          209,276
    01/01/2010 to 12/31/2010                                $8.54762        $10.64704          266,096
    01/01/2011 to 12/31/2011                               $10.64704         $9.89697          202,747
    01/01/2012 to 12/31/2012                                $9.89697        $11.56117          208,634
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006                                $9.96859        $10.66736           17,355
    01/01/2007 to 12/31/2007                               $10.66736        $11.21221          213,879
    01/01/2008 to 12/31/2008                               $11.21221         $8.20883        1,376,010
    01/01/2009 to 12/31/2009                                $8.20883        $10.07444        6,278,265
    01/01/2010 to 12/31/2010                               $10.07444        $11.10881        9,009,147
    01/01/2011 to 12/31/2011                               $11.10881        $11.20053        8,073,329
    01/01/2012 to 12/31/2012                               $11.20053        $12.56755        9,271,807
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    05/01/2006 to 12/31/2006                                $9.95091        $11.11022           18,454
    01/01/2007 to 12/31/2007                               $11.11022        $10.59151           87,195
    01/01/2008 to 12/31/2008                               $10.59151         $6.08531           96,594
    01/01/2009 to 12/31/2009                                $6.08531         $7.44780          226,229
    01/01/2010 to 12/31/2010                                $7.44780         $8.33825          394,332
    01/01/2011 to 12/31/2011                                $8.33825         $8.10843          371,610
    01/01/2012 to 12/31/2012                                $8.10843         $9.39910          497,980

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    05/01/2006 to 12/31/2006                                 $9.99006        $10.33443            7,204
    01/01/2007 to 12/31/2007                                $10.33443        $11.20170           33,889
    01/01/2008 to 12/31/2008                                $11.20170        $10.80461           60,059
    01/01/2009 to 12/31/2009                                $10.80461        $11.97584          186,490
    01/01/2010 to 12/31/2010                                $11.97584        $12.51967          285,420
    01/01/2011 to 12/31/2011                                $12.51967        $12.88781          276,356
    01/01/2012 to 12/31/2012                                $12.88781        $13.40697          312,941
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006                                $9.94058        $10.50381           23,000
    01/01/2007 to 12/31/2007                                $10.50381        $11.23891           85,729
    01/01/2008 to 12/31/2008                                $11.23891         $6.60360          106,863
    01/01/2009 to 12/31/2009                                 $6.60360        $10.01288          522,847
    01/01/2010 to 12/31/2010                                $10.01288        $11.46414          716,374
    01/01/2011 to 12/31/2011                                $11.46414        $11.14181          556,340
    01/01/2012 to 12/31/2012                                $11.14181        $12.95171          789,389
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    05/01/2006 to 12/31/2006                                $10.14791         $9.86307           32,119
    01/01/2007 to 12/31/2007                                 $9.86307        $13.70023          181,073
    01/01/2008 to 12/31/2008                                $13.70023         $6.77408          284,134
    01/01/2009 to 12/31/2009                                 $6.77408        $10.00208          825,523
    01/01/2010 to 12/31/2010                                $10.00208        $11.91091        1,138,218
    01/01/2011 to 12/31/2011                                $11.91091        $10.01899          811,694
    01/01/2012 to 12/31/2012                                $10.01899        $10.26325          960,405
-------------------------------------------------------------------------------------------------------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006                                 $9.97115        $10.68969          134,094
    01/01/2007 to 12/31/2007                                $10.68969        $11.57765          297,022
    01/01/2008 to 12/31/2008                                $11.57765         $6.60127          414,512
    01/01/2009 to 12/31/2009                                 $6.60127         $8.38178          667,230
    01/01/2010 to 12/31/2010                                 $8.38178         $9.49930          877,633
    01/01/2011 to 12/31/2011                                 $9.49930         $9.06689          958,624
    01/01/2012 to 12/31/2012                                 $9.06689         $9.95047        1,124,295
-------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007                                $9.99906         $9.98594                0
    01/01/2008 to 12/31/2008                                 $9.98594         $9.35796           88,487
    01/01/2009 to 12/31/2009                                 $9.35796        $10.32747          843,021
    01/01/2010 to 12/31/2010                                $10.32747        $11.00618        1,267,056
    01/01/2011 to 12/31/2011                                $11.00618        $11.53676        1,229,759
    01/01/2012 to 12/31/2012                                $11.53676        $12.30126        1,451,908
-------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO
    08/20/2012* to 12/31/2012                                $9.99906        $10.40569                0
-------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008                               $10.07825         $6.66608          405,425
    01/01/2009 to 12/31/2009                                 $6.66608         $8.57160        4,354,577
    01/01/2010 to 12/31/2010                                 $8.57160         $9.34187        7,943,903
    01/01/2011 to 12/31/2011                                 $9.34187         $9.08148        5,623,899
    01/01/2012 to 09/21/2012                                 $9.08148        $10.21276                0



 *  Denotes the start date of these sub-accounts

                                PREMIER B SERIES
                          PRUCO LIFE INSURANCE COMPANY
                                   PROSPECTUS

  ACCUMULATION UNIT VALUES: WITH HD GRO 60 BPS AND COMBO 5%/HAV 80 BPS (2.55%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.02456        $12.18141           6,219
    01/01/2010 to 12/31/2010                             $12.18141        $13.29975           5,692
    01/01/2011 to 12/31/2011                             $13.29975        $12.62465           2,804
    01/01/2012 to 12/31/2012                             $12.62465        $13.85724           2,812
----------------------------------------------------------------------------------------------------------
AST ADVANCED STRATEGIES PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.03690        $12.37780           3,222
    01/01/2010 to 12/31/2010                             $12.37780        $13.72449           8,157
    01/01/2011 to 12/31/2011                             $13.72449        $13.39876           4,346
    01/01/2012 to 12/31/2012                             $13.39876        $14.84823           4,112
----------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.07556        $12.42569               0
    01/01/2010 to 12/31/2010                             $12.42569        $13.79467               0
    01/01/2011 to 12/31/2011                             $13.79467        $13.93260               0
    01/01/2012 to 05/04/2012                             $13.93260        $15.09415               0
----------------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.02338        $12.00675           4,471
    01/01/2010 to 12/31/2010                             $12.00675        $13.15015          17,753
    01/01/2011 to 12/31/2011                             $13.15015        $12.66779           7,538
    01/01/2012 to 12/31/2012                             $12.66779        $13.89326           8,349
----------------------------------------------------------------------------------------------------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011                             $9.99793         $9.11444               0
    01/01/2012 to 12/31/2012                              $9.11444         $9.94462               0
----------------------------------------------------------------------------------------------------------
AST BLACKROCK VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.09816        $12.72032               0
    01/01/2010 to 12/31/2010                             $12.72032        $13.94749               0
    01/01/2011 to 12/31/2011                             $13.94749        $13.53426               0
    01/01/2012 to 12/31/2012                             $13.53426        $14.96580               0
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2016
    05/01/2009 to 12/31/2009                              $9.93809         $9.58149               0
    01/01/2010 to 12/31/2010                              $9.58149        $10.33134               0
    01/01/2011 to 12/31/2011                             $10.33134        $11.04601               0
    01/01/2012 to 12/31/2012                             $11.04601        $11.21942               0
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2018
    05/01/2009 to 12/31/2009                              $9.92252         $9.64728               0
    01/01/2010 to 12/31/2010                              $9.64728        $10.45969               0
    01/01/2011 to 12/31/2011                             $10.45969        $11.58521               0
    01/01/2012 to 12/31/2012                             $11.58521        $11.94239               0
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2019
    05/01/2009 to 12/31/2009                              $9.90529         $9.54833               0
    01/01/2010 to 12/31/2010                              $9.54833        $10.36871               0
    01/01/2011 to 12/31/2011                             $10.36871        $11.72642               0
    01/01/2012 to 12/31/2012                             $11.72642        $12.10435               0

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2020
    05/01/2009 to 12/31/2009                                      $9.88401         $9.22420               0
    01/01/2010 to 12/31/2010                                      $9.22420        $10.06022           7,654
    01/01/2011 to 12/31/2011                                     $10.06022        $11.64277              63
    01/01/2012 to 12/31/2012                                     $11.64277        $12.07011              51
------------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010                                     $9.99724        $10.93130          13,584
    01/01/2011 to 12/31/2011                                     $10.93130        $12.82398          70,448
    01/01/2012 to 12/31/2012                                     $12.82398        $13.35416          23,687
------------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011                                     $9.99793        $11.93684          42,937
    01/01/2012 to 12/31/2012                                     $11.93684        $12.32003          38,125
------------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2023
    01/03/2012* to 12/31/2012                                     $9.99725        $10.32609          56,970
------------------------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                     $10.03868        $12.27482          14,164
    01/01/2010 to 12/31/2010                                     $12.27482        $13.57069          17,011
    01/01/2011 to 12/31/2011                                     $13.57069        $12.91269           9,405
    01/01/2012 to 12/31/2012                                     $12.91269        $14.31898          13,185
------------------------------------------------------------------------------------------------------------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                     $10.03974        $11.90339          15,872
    01/01/2010 to 12/31/2010                                     $11.90339        $12.99092          25,474
    01/01/2011 to 12/31/2011                                     $12.99092        $12.43824          11,478
    01/01/2012 to 12/31/2012                                     $12.43824        $13.37548          12,678
------------------------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2009 to 12/31/2009                                      $9.61469        $14.46991           2,393
    01/01/2010 to 12/31/2010                                     $14.46991        $18.15890           2,845
    01/01/2011 to 12/31/2011                                     $18.15890        $18.87506           1,236
    01/01/2012 to 12/31/2012                                     $18.87506        $21.22973             264
------------------------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                      $9.98051        $12.94633             836
    01/01/2010 to 12/31/2010                                     $12.94633        $16.73340             733
    01/01/2011 to 12/31/2011                                     $16.73340        $14.17824               0
    01/01/2012 to 12/31/2012                                     $14.17824        $16.60035               0
------------------------------------------------------------------------------------------------------------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                     $10.02678        $11.93657             897
    01/01/2010 to 12/31/2010                                     $11.93657        $13.19063           2,289
    01/01/2011 to 12/31/2011                                     $13.19063        $12.54513             611
    01/01/2012 to 12/31/2012                                     $12.54513        $13.90062             770
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
    05/01/2009 to 12/31/2009                                     $10.01305        $12.26160           2,812
    01/01/2010 to 12/31/2010                                     $12.26160        $13.67415           5,912
    01/01/2011 to 12/31/2011                                     $13.67415        $13.13404           3,113
    01/01/2012 to 12/31/2012                                     $13.13404        $14.16890           3,189
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    05/01/2009 to 12/31/2009                                      $9.98504        $12.12161          11,707
    01/01/2010 to 12/31/2010                                     $12.12161        $14.06854          13,710
    01/01/2011 to 12/31/2011                                     $14.06854        $12.86659           4,944
    01/01/2012 to 12/31/2012                                     $12.86659        $14.16710           6,205
------------------------------------------------------------------------------------------------------------------
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012                                     $9.99794        $10.68613           4,295

                                                                                                 Number of
                                                             Accumulation     Accumulation      Accumulation
                                                             Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                              Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------------
AST GLOBAL REAL ESTATE PORTFOLIO
    05/01/2009 to 12/31/2009                                    $9.85931        $13.89546            188
    01/01/2010 to 12/31/2010                                   $13.89546        $16.28721              0
    01/01/2011 to 12/31/2011                                   $16.28721        $15.08249              0
    01/01/2012 to 12/31/2012                                   $15.08249        $18.64899              0
----------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                   $10.04650        $12.80269            918
    01/01/2010 to 12/31/2010                                   $12.80269        $13.76876             55
    01/01/2011 to 12/31/2011                                   $13.76876        $12.89556             39
    01/01/2012 to 12/31/2012                                   $12.89556        $15.05975             35
----------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                   $10.12452        $12.16953              0
    01/01/2010 to 12/31/2010                                   $12.16953        $13.39621              0
    01/01/2011 to 12/31/2011                                   $13.39621        $12.34249              0
    01/01/2012 to 12/31/2012                                   $12.34249        $14.40204              0
----------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                   $10.05955        $13.44619          1,514
    01/01/2010 to 12/31/2010                                   $13.44619        $15.71146          1,040
    01/01/2011 to 12/31/2011                                   $15.71146        $14.86507            167
    01/01/2012 to 12/31/2012                                   $14.86507        $17.33790            196
----------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                    $9.95309        $12.72261            431
    01/01/2010 to 12/31/2010                                   $12.72261        $15.72724            274
    01/01/2011 to 12/31/2011                                   $15.72724        $15.53641             82
    01/01/2012 to 12/31/2012                                   $15.53641        $17.52650            115
----------------------------------------------------------------------------------------------------------------
AST HIGH YIELD PORTFOLIO
    05/01/2009 to 12/31/2009                                   $10.01698        $12.48045              0
    01/01/2010 to 12/31/2010                                   $12.48045        $13.81311              0
    01/01/2011 to 12/31/2011                                   $13.81311        $13.89768              0
    01/01/2012 to 12/31/2012                                   $13.89768        $15.43168              0
----------------------------------------------------------------------------------------------------------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                   $10.02456        $11.82541          1,096
    01/01/2010 to 12/31/2010                                   $11.82541        $12.86882          4,731
    01/01/2011 to 12/31/2011                                   $12.86882        $12.48569          2,117
    01/01/2012 to 12/31/2012                                   $12.48569        $13.40809          2,491
----------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                   $10.14310        $13.23326              0
    01/01/2010 to 12/31/2010                                   $13.23326        $14.77515            589
    01/01/2011 to 12/31/2011                                   $14.77515        $12.54599            244
    01/01/2012 to 12/31/2012                                   $12.54599        $14.72517              0
----------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                   $10.11760        $13.06521              0
    01/01/2010 to 12/31/2010                                   $13.06521        $14.15249              0
    01/01/2011 to 12/31/2011                                   $14.15249        $12.06890              0
    01/01/2012 to 12/31/2012                                   $12.06890        $13.73087              0
----------------------------------------------------------------------------------------------------------------
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
 FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                   $10.04092        $12.21288          2,366
    01/01/2010 to 12/31/2010                                   $12.21288        $13.55487          2,579
    01/01/2011 to 12/31/2011                                   $13.55487        $13.14297            300
    01/01/2012 to 12/31/2012                                   $13.14297        $14.55640            355

                                                                                          Number of
                                                      Accumulation     Accumulation      Accumulation
                                                      Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                       Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    05/01/2009 to 12/31/2009                            $10.07967        $11.63355          2,680
    01/01/2010 to 12/31/2010                            $11.63355        $12.17460          1,513
    01/01/2011 to 12/31/2011                            $12.17460        $11.90005            578
    01/01/2012 to 12/31/2012                            $11.90005        $12.84759          6,461
---------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009                           $10.08332        $10.27907              0
    01/01/2010 to 12/31/2010                            $10.27907        $11.15788              0
    01/01/2011 to 12/31/2011                            $11.15788        $10.95291              0
    01/01/2012 to 12/31/2012                            $10.95291        $12.30209              0
---------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009                           $10.14470        $10.28887              0
    01/01/2010 to 12/31/2010                            $10.28887        $11.41006            278
    01/01/2011 to 12/31/2011                            $11.41006        $10.47337             87
    01/01/2012 to 12/31/2012                            $10.47337        $11.56403            128
---------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                            $10.12726        $13.55000              0
    01/01/2010 to 12/31/2010                            $13.55000        $14.16063             12
    01/01/2011 to 12/31/2011                            $14.16063        $12.54526             14
    01/01/2012 to 12/31/2012                            $12.54526        $14.91297          1,293
---------------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                            $10.06253        $12.69666            625
    01/01/2010 to 12/31/2010                            $12.69666        $14.01036            543
    01/01/2011 to 12/31/2011                            $14.01036        $13.09087            275
    01/01/2012 to 12/31/2012                            $13.09087        $14.92040            309
---------------------------------------------------------------------------------------------------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    05/01/2009 to 12/31/2009                            $10.03375        $12.04953              0
    01/01/2010 to 12/31/2010                            $12.04953        $13.32622            245
    01/01/2011 to 12/31/2011                            $13.32622        $14.31727            108
    01/01/2012 to 12/31/2012                            $14.31727        $14.78850            124
---------------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                            $10.00717        $12.67874            344
    01/01/2010 to 12/31/2010                            $12.67874        $14.80563            902
    01/01/2011 to 12/31/2011                            $14.80563        $14.30605            395
    01/01/2012 to 12/31/2012                            $14.30605        $15.66085            214
---------------------------------------------------------------------------------------------------------
AST MFS GLOBAL EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                            $10.07230        $13.32730             35
    01/01/2010 to 12/31/2010                            $13.32730        $14.56167            131
    01/01/2011 to 12/31/2011                            $14.56167        $13.75525             40
    01/01/2012 to 12/31/2012                            $13.75525        $16.50818             64
---------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                            $10.02809        $12.11704             89
    01/01/2010 to 12/31/2010                            $12.11704        $13.32654             57
    01/01/2011 to 12/31/2011                            $13.32654        $12.91833             41
    01/01/2012 to 12/31/2012                            $12.91833        $14.74859             36
---------------------------------------------------------------------------------------------------------
AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012                            $9.99794        $10.16448              0
---------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                             $9.98574        $13.19325              0
    01/01/2010 to 12/31/2010                            $13.19325        $15.90270              0
    01/01/2011 to 12/31/2011                            $15.90270        $14.97267              0
    01/01/2012 to 12/31/2012                            $14.97267        $17.28766              0

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    05/01/2009 to 12/31/2009                              $9.99953         $9.83880              0
    01/01/2010 to 12/31/2010                              $9.83880         $9.59652              1
    01/01/2011 to 12/31/2011                              $9.59652         $9.36043          2,369
    01/01/2012 to 12/31/2012                              $9.36043         $9.12800          2,673
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.13089        $13.67777              0
    01/01/2010 to 12/31/2010                             $13.67777        $16.46359              0
    01/01/2011 to 12/31/2011                             $16.46359        $15.65593              0
    01/01/2012 to 12/31/2012                             $15.65593        $17.88066              0
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                            $10.02784        $10.05590              0
    01/01/2012 to 12/31/2012                             $10.05590        $10.28313              0
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                              $9.97665        $12.32814              0
    01/01/2010 to 12/31/2010                             $12.32814        $15.46924              0
    01/01/2011 to 12/31/2011                             $15.46924        $15.33952              0
    01/01/2012 to 12/31/2012                             $15.33952        $16.80951              0
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                              $9.93448        $12.03198              0
    01/01/2010 to 12/31/2010                             $12.03198        $14.11087              0
    01/01/2011 to 04/29/2011                             $14.11087        $15.78352              0
----------------------------------------------------------------------------------------------------------
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012                             $9.99794        $10.26415              0
----------------------------------------------------------------------------------------------------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.05426        $14.75366              0
    01/01/2010 to 12/31/2010                             $14.75366        $17.59101            662
    01/01/2011 to 12/31/2011                             $17.59101        $13.67653            285
    01/01/2012 to 12/31/2012                             $13.67653        $15.72695             97
----------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2009 to 12/31/2009                              $9.99043        $10.45317              0
    01/01/2010 to 12/31/2010                             $10.45317        $10.59058              0
    01/01/2011 to 12/31/2011                             $10.59058        $10.55994              0
    01/01/2012 to 12/31/2012                             $10.55994        $10.78039              0
----------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2009 to 12/31/2009                              $9.98230        $11.01889          1,185
    01/01/2010 to 12/31/2010                             $11.01889        $11.57418          3,102
    01/01/2011 to 12/31/2011                             $11.57418        $11.64560          1,313
    01/01/2012 to 12/31/2012                             $11.64560        $12.41404            906
----------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.02086        $11.57373          5,424
    01/01/2010 to 12/31/2010                             $11.57373        $12.47913          8,749
    01/01/2011 to 12/31/2011                             $12.47913        $12.29047          4,021
    01/01/2012 to 12/31/2012                             $12.29047        $13.22763          5,528
----------------------------------------------------------------------------------------------------------
AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                            $10.01785        $10.05579              0
    01/01/2012 to 12/31/2012                             $10.05579        $10.50254              0
----------------------------------------------------------------------------------------------------------
AST QMA US EQUITY ALPHA PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.07703        $12.76997              0
    01/01/2010 to 12/31/2010                             $12.76997        $14.32660          1,788
    01/01/2011 to 12/31/2011                             $14.32660        $14.45398          1,043
    01/01/2012 to 12/31/2012                             $14.45398        $16.74435            791

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011                               $9.99793         $8.84900               0
    01/01/2012 to 12/31/2012                                $8.84900         $9.76391               0
------------------------------------------------------------------------------------------------------------
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
 FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.05229        $12.30764           2,269
    01/01/2010 to 12/31/2010                               $12.30764        $13.72300           2,651
    01/01/2011 to 12/31/2011                               $13.72300        $13.06262           1,030
    01/01/2012 to 12/31/2012                               $13.06262        $14.76290           1,202
------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.08069        $12.34977           2,800
    01/01/2010 to 12/31/2010                               $12.34977        $13.46536           4,658
    01/01/2011 to 12/31/2011                               $13.46536        $12.68712           1,628
    01/01/2012 to 12/31/2012                               $12.68712        $13.74885           1,837
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.00819        $13.09676               0
    01/01/2010 to 12/31/2010                               $13.09676        $17.42232               0
    01/01/2011 to 12/31/2011                               $17.42232        $16.82342               0
    01/01/2012 to 12/31/2012                               $16.82342        $18.40167               0
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                $9.97547        $12.90470               0
    01/01/2010 to 12/31/2010                               $12.90470        $15.85506               0
    01/01/2011 to 12/31/2011                               $15.85506        $14.53725               0
    01/01/2012 to 12/31/2012                               $14.53725        $16.74953               0
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.03822        $12.11116          10,565
    01/01/2010 to 12/31/2010                               $12.11116        $13.17238          12,948
    01/01/2011 to 12/31/2011                               $13.17238        $13.10014           5,945
    01/01/2012 to 12/31/2012                               $13.10014        $14.49785           1,595
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.09998        $12.86715             366
    01/01/2010 to 12/31/2010                               $12.86715        $14.20902             309
    01/01/2011 to 12/31/2011                               $14.20902        $13.62906             179
    01/01/2012 to 12/31/2012                               $13.62906        $15.58217             193
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.01723        $11.07312             230
    01/01/2010 to 12/31/2010                               $11.07312        $11.41799             873
    01/01/2011 to 12/31/2011                               $11.41799        $11.59382             393
    01/01/2012 to 12/31/2012                               $11.59382        $11.89578             108
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                $9.98683        $13.12270               0
    01/01/2010 to 12/31/2010                               $13.12270        $14.81973             285
    01/01/2011 to 12/31/2011                               $14.81973        $14.20678              85
    01/01/2012 to 12/31/2012                               $14.20678        $16.28869             122
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.30092        $13.71560           1,403
    01/01/2010 to 12/31/2010                               $13.71560        $16.11038           2,705
    01/01/2011 to 12/31/2011                               $16.11038        $13.36655             935
    01/01/2012 to 12/31/2012                               $13.36655        $13.50487           1,010

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.06162        $12.72682          12,519
    01/01/2010 to 12/31/2010                                $12.72682        $14.22692           5,868
    01/01/2011 to 12/31/2011                                $14.22692        $13.39426          14,685
    01/01/2012 to 12/31/2012                                $13.39426        $14.49827          11,592
-------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                 $9.98898        $10.72640              24
    01/01/2010 to 12/31/2010                                $10.72640        $11.27536             105
    01/01/2011 to 12/31/2011                                $11.27536        $11.65803              47
    01/01/2012 to 12/31/2012                                $11.65803        $12.26034              82
-------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2009 to 12/31/2009                                $10.07048        $12.78880           4,000
    01/01/2010 to 12/31/2010                                $12.78880        $13.74797           7,102
    01/01/2011 to 12/31/2011                                $13.74797        $13.18268           3,302
    01/01/2012 to 09/21/2012                                $13.18268        $14.67753               0



 *  Denotes the start date of these sub-accounts

                                PREMIER L SERIES
                          PRUCO LIFE INSURANCE COMPANY
                                   PROSPECTUS

           ACCUMULATION UNIT VALUES: BASIC DEATH BENEFIT ONLY (1.50%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.97023        $10.55993           170,979
    01/01/2007 to 12/31/2007                             $10.55993        $11.36107           590,850
    01/01/2008 to 12/31/2008                             $11.36107         $7.63028         2,766,485
    01/01/2009 to 12/31/2009                              $7.63028         $9.34859        14,904,372
    01/01/2010 to 12/31/2010                              $9.34859        $10.31243        20,023,823
    01/01/2011 to 12/31/2011                             $10.31243         $9.89009        15,924,672
    01/01/2012 to 12/31/2012                              $9.89009        $10.96824        17,989,522
----------------------------------------------------------------------------------------------------------
AST ADVANCED STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.98895        $10.50357            62,847
    01/01/2007 to 12/31/2007                             $10.50357        $11.33129           160,719
    01/01/2008 to 12/31/2008                             $11.33129         $7.83651         1,736,431
    01/01/2009 to 12/31/2009                              $7.83651         $9.74357         9,538,287
    01/01/2010 to 12/31/2010                              $9.74357        $10.91538        12,264,550
    01/01/2011 to 12/31/2011                             $10.91538        $10.76640        10,002,302
    01/01/2012 to 12/31/2012                             $10.76640        $12.05491        11,353,527
----------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.98458        $11.03890             5,812
    01/01/2007 to 12/31/2007                             $11.03890        $10.86336            28,824
    01/01/2008 to 12/31/2008                             $10.86336         $6.98402            66,054
    01/01/2009 to 12/31/2009                              $6.98402         $8.10380           370,098
    01/01/2010 to 12/31/2010                              $8.10380         $9.08951           533,317
    01/01/2011 to 12/31/2011                              $9.08951         $9.27515           365,511
    01/01/2012 to 05/04/2012                              $9.27515        $10.08400                 0

                                                                                      Number of
                                                  Accumulation     Accumulation      Accumulation
                                                  Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                   Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006                         $9.97964        $10.51630            46,367
    01/01/2007 to 12/31/2007                        $10.51630        $11.30038           198,458
    01/01/2008 to 12/31/2008                        $11.30038         $7.93788         3,217,125
    01/01/2009 to 12/31/2009                         $7.93788         $9.64261        22,396,485
    01/01/2010 to 12/31/2010                         $9.64261        $10.66999        27,481,570
    01/01/2011 to 12/31/2011                        $10.66999        $10.38471        23,079,991
    01/01/2012 to 12/31/2012                        $10.38471        $11.50742        25,587,449
-----------------------------------------------------------------------------------------------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011                        $9.99878         $9.17771           355,070
    01/01/2012 to 12/31/2012                         $9.17771        $10.11758           779,818
-----------------------------------------------------------------------------------------------------
AST BLACKROCK VALUE PORTFOLIO
    05/01/2006 to 12/31/2006                         $9.94947        $11.03138             1,440
    01/01/2007 to 12/31/2007                        $11.03138        $10.99566            28,135
    01/01/2008 to 12/31/2008                        $10.99566         $6.79217            39,347
    01/01/2009 to 12/31/2009                         $6.79217         $7.91375            62,484
    01/01/2010 to 12/31/2010                         $7.91375         $8.76694           116,894
    01/01/2011 to 12/31/2011                         $8.76694         $8.59508           192,012
    01/01/2012 to 12/31/2012                         $8.59508         $9.60272           343,027
-----------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006                         $9.97994        $10.61841           277,140
    01/01/2007 to 12/31/2007                        $10.61841        $11.47849           819,560
    01/01/2008 to 12/31/2008                        $11.47849         $7.35768         3,324,007
    01/01/2009 to 12/31/2009                         $7.35768         $9.08512        27,766,949
    01/01/2010 to 12/31/2010                         $9.08512        $10.14802        35,672,651
    01/01/2011 to 12/31/2011                        $10.14802         $9.75559        25,060,857
    01/01/2012 to 12/31/2012                         $9.75559        $10.93015        30,373,528
-----------------------------------------------------------------------------------------------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008                       $10.08114         $7.35525           413,548
    01/01/2009 to 12/31/2009                         $7.35525         $8.94137         6,882,786
    01/01/2010 to 12/31/2010                         $8.94137         $9.85912         9,792,621
    01/01/2011 to 12/31/2011                         $9.85912         $9.53718         7,957,109
    01/01/2012 to 12/31/2012                         $9.53718        $10.36223         8,672,059
-----------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2006 to 12/31/2006                         $9.88721        $12.13324             1,450
    01/01/2007 to 12/31/2007                        $12.13324         $9.56982            15,626
    01/01/2008 to 12/31/2008                         $9.56982         $6.12347            21,438
    01/01/2009 to 12/31/2009                         $6.12347         $7.95926           200,555
    01/01/2010 to 12/31/2010                         $7.95926        $10.09166           270,184
    01/01/2011 to 12/31/2011                        $10.09166        $10.59795           176,026
    01/01/2012 to 12/31/2012                        $10.59795        $12.04361           227,716
-----------------------------------------------------------------------------------------------------
AST DEAM SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006                         $9.98305        $10.46876             2,365
    01/01/2007 to 12/31/2007                        $10.46876         $8.48077             9,211
    01/01/2008 to 07/18/2008                         $8.48077         $7.77774                 0

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                                      $9.99878         $9.96119               296
    01/01/2007 to 12/31/2007                                      $9.96119        $10.91355             5,389
    01/01/2008 to 12/31/2008                                     $10.91355         $6.01124            16,033
    01/01/2009 to 12/31/2009                                      $6.01124         $7.85687           140,595
    01/01/2010 to 12/31/2010                                      $7.85687        $10.26015           216,541
    01/01/2011 to 12/31/2011                                     $10.26015         $8.78323           281,728
    01/01/2012 to 12/31/2012                                      $8.78323        $10.39032           394,537
------------------------------------------------------------------------------------------------------------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008                                    $10.10365         $7.51563           101,423
    01/01/2009 to 12/31/2009                                      $7.51563         $8.97650         2,014,143
    01/01/2010 to 12/31/2010                                      $8.97650        $10.02218         2,650,510
    01/01/2011 to 12/31/2011                                     $10.02218         $9.63018         2,170,558
    01/01/2012 to 12/31/2012                                      $9.63018        $10.78143         2,777,643
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
    05/01/2006 to 12/31/2006                                      $9.99878        $10.53957            54,126
    01/01/2007 to 12/31/2007                                     $10.53957        $11.27155           137,149
    01/01/2008 to 12/31/2008                                     $11.27155         $7.27517           652,738
    01/01/2009 to 12/31/2009                                      $7.27517         $8.87719         4,414,396
    01/01/2010 to 12/31/2010                                      $8.87719        $10.00230         5,646,340
    01/01/2011 to 12/31/2011                                     $10.00230         $9.70641         4,475,561
    01/01/2012 to 12/31/2012                                      $9.70641        $10.57978         5,341,343
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    05/01/2006 to 12/31/2006                                      $9.99878        $10.31835           182,386
    01/01/2007 to 12/31/2007                                     $10.31835        $11.32572           275,854
    01/01/2008 to 12/31/2008                                     $11.32572         $6.61574         1,325,429
    01/01/2009 to 12/31/2009                                      $6.61574         $8.21100        10,512,805
    01/01/2010 to 12/31/2010                                      $8.21100         $9.62824        14,142,540
    01/01/2011 to 12/31/2011                                      $9.62824         $8.89662         9,469,011
    01/01/2012 to 12/31/2012                                      $8.89662         $9.89749        11,869,245
------------------------------------------------------------------------------------------------------------------
AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008                                     $9.99878         $7.47907           140,683
    01/01/2009 to 11/13/2009                                      $7.47907         $8.37764                 0
------------------------------------------------------------------------------------------------------------------
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012                                     $9.99878        $10.76085        12,091,050
------------------------------------------------------------------------------------------------------------------
AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008                                    $10.17546         $6.11844             4,684
    01/01/2009 to 12/31/2009                                      $6.11844         $8.14381            88,087
    01/01/2010 to 12/31/2010                                      $8.14381         $9.64413           130,111
    01/01/2011 to 12/31/2011                                      $9.64413         $9.02305            99,845
    01/01/2012 to 12/31/2012                                      $9.02305        $11.27234           131,505
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                                      $9.93514        $10.26599             1,534
    01/01/2007 to 12/31/2007                                     $10.26599        $11.52872            21,726
    01/01/2008 to 12/31/2008                                     $11.52872         $6.78433            30,727
    01/01/2009 to 12/31/2009                                      $6.78433         $9.98592           303,957
    01/01/2010 to 12/31/2010                                      $9.98592        $10.85057           740,197
    01/01/2011 to 12/31/2011                                     $10.85057        $10.26731           440,783
    01/01/2012 to 12/31/2012                                     $10.26731        $12.11480           489,424

                                                                                        Number of
                                                    Accumulation     Accumulation      Accumulation
                                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                     Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006                           $9.96074        $11.04934            2,065
    01/01/2007 to 12/31/2007                          $11.04934        $11.44345           15,098
    01/01/2008 to 12/31/2008                          $11.44345         $6.68664           30,819
    01/01/2009 to 12/31/2009                           $6.68664         $7.85195          532,951
    01/01/2010 to 12/31/2010                           $7.85195         $8.73274          879,907
    01/01/2011 to 12/31/2011                           $8.73274         $8.12897          615,982
    01/01/2012 to 12/31/2012                           $8.12897         $9.58378          974,497
-------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                           $9.95813         $9.88034            1,218
    01/01/2007 to 12/31/2007                           $9.88034        $11.61687           21,627
    01/01/2008 to 12/31/2008                          $11.61687         $6.77623           32,682
    01/01/2009 to 12/31/2009                           $6.77623        $10.48781          305,236
    01/01/2010 to 12/31/2010                          $10.48781        $12.38123          399,189
    01/01/2011 to 12/31/2011                          $12.38123        $11.83537          322,143
    01/01/2012 to 12/31/2012                          $11.83537        $13.94732          410,445
-------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008                         $10.03366         $7.64561            7,451
    01/01/2009 to 12/31/2009                           $7.64561         $9.55496          324,086
    01/01/2010 to 12/31/2010                           $9.55496        $11.93357          460,281
    01/01/2011 to 12/31/2011                          $11.93357        $11.91052          322,577
    01/01/2012 to 12/31/2012                          $11.91052        $13.57541          479,630
-------------------------------------------------------------------------------------------------------
AST HIGH YIELD PORTFOLIO
    05/01/2006 to 12/31/2006                           $9.99878        $10.57993              568
    01/01/2007 to 12/31/2007                          $10.57993        $10.68144           10,054
    01/01/2008 to 12/31/2008                          $10.68144         $7.83540            8,093
    01/01/2009 to 12/31/2009                           $7.83540        $10.46419          176,700
    01/01/2010 to 12/31/2010                          $10.46419        $11.70145          234,276
    01/01/2011 to 12/31/2011                          $11.70145        $11.89455          199,952
    01/01/2012 to 12/31/2012                          $11.89455        $13.34449          291,634
-------------------------------------------------------------------------------------------------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008                         $10.08932         $7.62474          322,770
    01/01/2009 to 12/31/2009                           $7.62474         $9.26866        5,059,393
    01/01/2010 to 12/31/2010                           $9.26866        $10.19072        6,648,858
    01/01/2011 to 12/31/2011                          $10.19072         $9.98931        5,817,980
    01/01/2012 to 12/31/2012                           $9.98931        $10.83837        6,410,498
-------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006                          $9.99230        $10.61918            6,597
    01/01/2007 to 12/31/2007                          $10.61918        $12.45473           21,051
    01/01/2008 to 12/31/2008                          $12.45473         $6.10680           45,666
    01/01/2009 to 12/31/2009                           $6.10680         $8.13975          275,645
    01/01/2010 to 12/31/2010                           $8.13975         $9.18212          442,472
    01/01/2011 to 12/31/2011                           $9.18212         $7.87741          337,483
    01/01/2012 to 12/31/2012                           $7.87741         $9.34153          410,303
-------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2006* to 12/31/2006                         $10.01044        $10.88251            2,199
    01/01/2007 to 12/31/2007                          $10.88251        $12.62967           26,389
    01/01/2008 to 12/31/2008                          $12.62967         $6.96767           31,240
    01/01/2009 to 12/31/2009                           $6.96767         $8.95840          130,344
    01/01/2010 to 12/31/2010                           $8.95840         $9.80419          240,306
    01/01/2011 to 12/31/2011                           $9.80419         $8.44724          200,202
    01/01/2012 to 12/31/2012                           $8.44724         $9.71020          254,409

                                                                                                 Number of
                                                             Accumulation     Accumulation      Accumulation
                                                             Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                              Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------------
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
 FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008                                  $10.11184         $7.14813          315,470
    01/01/2009 to 12/31/2009                                    $7.14813         $8.92055        5,017,948
    01/01/2010 to 12/31/2010                                    $8.92055        $10.00306        6,889,635
    01/01/2011 to 12/31/2011                                   $10.00306         $9.79933        5,414,890
    01/01/2012 to 12/31/2012                                    $9.79933        $10.96573        6,450,220
----------------------------------------------------------------------------------------------------------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    05/01/2006 to 12/31/2006                                    $9.96743        $10.55233            4,567
    01/01/2007 to 12/31/2007                                   $10.55233        $10.59752           21,384
    01/01/2008 to 12/31/2008                                   $10.59752         $8.60156          771,896
    01/01/2009 to 12/31/2009                                    $8.60156        $10.34049        2,734,431
    01/01/2010 to 12/31/2010                                   $10.34049        $10.93339        3,090,856
    01/01/2011 to 12/31/2011                                   $10.93339        $10.79715        2,541,355
    01/01/2012 to 12/31/2012                                   $10.79715        $11.77764        3,108,132
----------------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/13/2009* to 12/31/2009                                  $10.00000        $10.29296            3,086
    01/01/2010 to 12/31/2010                                   $10.29296        $11.28842           33,296
    01/01/2011 to 12/31/2011                                   $11.28842        $11.19543           34,290
    01/01/2012 to 12/31/2012                                   $11.19543        $12.70486           77,498
----------------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/13/2009* to 12/31/2009                                  $10.00000        $10.30277            4,566
    01/01/2010 to 12/31/2010                                   $10.30277        $11.54366           37,715
    01/01/2011 to 12/31/2011                                   $11.54366        $10.70544           34,557
    01/01/2012 to 12/31/2012                                   $10.70544        $11.94282           52,303
----------------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006                                    $9.99878        $10.59589            1,310
    01/01/2007 to 12/31/2007                                   $10.59589        $11.42390           27,922
    01/01/2008 to 12/31/2008                                   $11.42390         $6.59757           61,851
    01/01/2009 to 12/31/2009                                    $6.59757         $8.83238          655,709
    01/01/2010 to 12/31/2010                                    $8.83238         $9.32582          917,003
    01/01/2011 to 12/31/2011                                    $9.32582         $8.34746          612,842
    01/01/2012 to 12/31/2012                                    $8.34746        $10.02572          782,086
----------------------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006                                    $9.96010        $11.02741            1,508
    01/01/2007 to 12/31/2007                                   $11.02741        $10.53913           17,111
    01/01/2008 to 12/31/2008                                   $10.53913         $6.07526           22,542
    01/01/2009 to 12/31/2009                                    $6.07526         $7.14882          156,512
    01/01/2010 to 12/31/2010                                    $7.14882         $7.97004          244,613
    01/01/2011 to 12/31/2011                                    $7.97004         $7.52387          188,784
    01/01/2012 to 12/31/2012                                    $7.52387         $8.66421          213,275
----------------------------------------------------------------------------------------------------------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    05/01/2006 to 12/31/2006                                    $9.99878        $10.49407              786
    01/01/2007 to 12/31/2007                                   $10.49407        $10.96754           25,444
    01/01/2008 to 12/31/2008                                   $10.96754         $8.29284           45,383
    01/01/2009 to 12/31/2009                                    $8.29284        $10.99748          166,979
    01/01/2010 to 12/31/2010                                   $10.99748        $12.28850          198,384
    01/01/2011 to 12/31/2011                                   $12.28850        $13.33842          287,491
    01/01/2012 to 12/31/2012                                   $13.33842        $13.92024          446,360

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.94825        $10.23084            3,437
    01/01/2007 to 12/31/2007                             $10.23084        $11.58722           50,945
    01/01/2008 to 12/31/2008                             $11.58722         $6.43168           97,076
    01/01/2009 to 12/31/2009                              $6.43168         $8.22245          538,455
    01/01/2010 to 12/31/2010                              $8.22245         $9.70112          593,324
    01/01/2011 to 12/31/2011                              $9.70112         $9.47069          499,957
    01/01/2012 to 12/31/2012                              $9.47069        $10.47506          606,800
----------------------------------------------------------------------------------------------------------
AST MFS GLOBAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.96031        $11.11912                0
    01/01/2007 to 12/31/2007                             $11.11912        $11.98384            9,001
    01/01/2008 to 12/31/2008                             $11.98384         $7.79348           26,255
    01/01/2009 to 12/31/2009                              $7.79348        $10.09751          257,117
    01/01/2010 to 12/31/2010                             $10.09751        $11.14683          465,697
    01/01/2011 to 12/31/2011                             $11.14683        $10.63837          285,922
    01/01/2012 to 12/31/2012                             $10.63837        $12.89979          405,711
----------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.93189        $10.39722                0
    01/01/2007 to 12/31/2007                             $10.39722        $11.79034            4,187
    01/01/2008 to 12/31/2008                             $11.79034         $7.39900           18,910
    01/01/2009 to 12/31/2009                              $7.39900         $9.06133          105,565
    01/01/2010 to 12/31/2010                              $9.06133        $10.06879          451,773
    01/01/2011 to 12/31/2011                             $10.06879         $9.86114          248,819
    01/01/2012 to 12/31/2012                              $9.86114        $11.37499          184,024
----------------------------------------------------------------------------------------------------------
AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012                             $9.99878        $10.20344            3,656
----------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.92921        $10.41714            2,741
    01/01/2007 to 12/31/2007                             $10.41714        $10.54484            7,581
    01/01/2008 to 12/31/2008                             $10.54484         $6.42811            7,428
    01/01/2009 to 12/31/2009                              $6.42811         $8.79579           52,583
    01/01/2010 to 12/31/2010                              $8.79579        $10.71178           85,350
    01/01/2011 to 12/31/2011                             $10.71178        $10.18940           92,042
    01/01/2012 to 12/31/2012                             $10.18940        $11.88679          114,679
----------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    05/01/2006* to 12/31/2006                             $9.99995        $10.22148           54,230
    01/01/2007 to 12/31/2007                             $10.22148        $10.56348          116,188
    01/01/2008 to 12/31/2008                             $10.56348        $10.66843          910,801
    01/01/2009 to 12/31/2009                             $10.66843        $10.53641        1,680,232
    01/01/2010 to 12/31/2010                             $10.53641        $10.38330        1,553,217
    01/01/2011 to 12/31/2011                             $10.38330        $10.23237        2,091,652
    01/01/2012 to 12/31/2012                             $10.23237        $10.08177        1,797,133
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006                             $10.03591        $10.17364              596
    01/01/2007 to 12/31/2007                             $10.17364        $10.34028           13,071
    01/01/2008 to 12/31/2008                             $10.34028         $5.88237           25,614
    01/01/2009 to 12/31/2009                              $5.88237         $8.15096          451,654
    01/01/2010 to 12/31/2010                              $8.15096         $9.91264          599,103
    01/01/2011 to 12/31/2011                              $9.91264         $9.52368          411,994
    01/01/2012 to 12/31/2012                              $9.52368        $10.98985          620,202

                                                                                         Number of
                                                     Accumulation     Accumulation      Accumulation
                                                     Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                          $10.02869        $10.07378            14,489
    01/01/2012 to 12/31/2012                           $10.07378        $10.40835            38,806
--------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                            $9.96516        $10.21663               288
    01/01/2007 to 12/31/2007                           $10.21663        $12.29972            28,449
    01/01/2008 to 12/31/2008                           $12.29972         $6.88496            29,568
    01/01/2009 to 12/31/2009                            $6.88496         $8.80389           312,516
    01/01/2010 to 12/31/2010                            $8.80389        $11.16124           485,870
    01/01/2011 to 12/31/2011                           $11.16124        $11.18202           318,566
    01/01/2012 to 12/31/2012                           $11.18202        $12.38071           493,825
--------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                            $9.98819         $9.46047             1,241
    01/01/2007 to 12/31/2007                            $9.46047        $11.06423             3,251
    01/01/2008 to 12/31/2008                           $11.06423         $6.26360             6,907
    01/01/2009 to 12/31/2009                            $6.26360         $7.56354            97,328
    01/01/2010 to 12/31/2010                            $7.56354         $8.96219           132,170
    01/01/2011 to 04/29/2011                            $8.96219        $10.05822                 0
--------------------------------------------------------------------------------------------------------
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012                           $9.99878        $10.33587           458,278
--------------------------------------------------------------------------------------------------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008                          $10.10152         $5.57838            14,700
    01/01/2009 to 12/31/2009                            $5.57838         $9.15161           743,913
    01/01/2010 to 12/31/2010                            $9.15161        $11.02430         1,470,174
    01/01/2011 to 12/31/2011                           $11.02430         $8.65975           952,040
    01/01/2012 to 12/31/2012                            $8.65975        $10.06126         1,031,146
--------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2006 to 12/31/2006                            $9.98038        $10.18291               888
    01/01/2007 to 12/31/2007                           $10.18291        $10.71370            24,731
    01/01/2008 to 12/31/2008                           $10.71370        $10.67302            59,628
    01/01/2009 to 12/31/2009                           $10.67302        $11.59095           265,994
    01/01/2010 to 12/31/2010                           $11.59095        $11.86479           299,753
    01/01/2011 to 12/31/2011                           $11.86479        $11.95240           258,790
    01/01/2012 to 12/31/2012                           $11.95240        $12.32842           309,319
--------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2006* to 12/31/2006                           $9.97143        $10.31569            14,094
    01/01/2007 to 12/31/2007                           $10.31569        $11.00674            51,669
    01/01/2008 to 12/31/2008                           $11.00674        $10.59906           357,774
    01/01/2009 to 12/31/2009                           $10.59906        $12.16820         3,220,380
    01/01/2010 to 12/31/2010                           $12.16820        $12.91362         4,925,040
    01/01/2011 to 12/31/2011                           $12.91362        $13.12736         3,845,025
    01/01/2012 to 12/31/2012                           $13.12736        $14.13877         4,825,223
--------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006                            $9.97936        $10.42920            12,622
    01/01/2007 to 12/31/2007                           $10.42920        $11.17019            62,214
    01/01/2008 to 12/31/2008                           $11.17019         $8.86059         1,896,364
    01/01/2009 to 12/31/2009                            $8.86059        $10.47883         9,843,396
    01/01/2010 to 12/31/2010                           $10.47883        $11.41546        11,664,036
    01/01/2011 to 12/31/2011                           $11.41546        $11.35900        11,315,793
    01/01/2012 to 12/31/2012                           $11.35900        $12.35189        12,363,647

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                              $10.01870        $10.07372            17,766
    01/01/2012 to 12/31/2012                               $10.07372        $10.63032           121,118
------------------------------------------------------------------------------------------------------------
AST QMA US EQUITY ALPHA PORTFOLIO
    05/01/2006 to 12/31/2006                                $9.95101        $10.74401             2,114
    01/01/2007 to 12/31/2007                               $10.74401        $10.80475            15,163
    01/01/2008 to 12/31/2008                               $10.80475         $6.52358            18,756
    01/01/2009 to 12/31/2009                                $6.52358         $7.82975            67,797
    01/01/2010 to 12/31/2010                                $7.82975         $8.87493            73,005
    01/01/2011 to 12/31/2011                                $8.87493         $9.04620            89,383
    01/01/2012 to 12/31/2012                                $9.04620        $10.58828           138,418
------------------------------------------------------------------------------------------------------------
AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011                               $9.99878         $8.91039                 0
    01/01/2012 to 12/31/2012                                $8.91039         $9.93353                 0
------------------------------------------------------------------------------------------------------------
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
 FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008                              $10.09932         $6.70558           324,280
    01/01/2009 to 12/31/2009                                $6.70558         $8.38031         7,617,744
    01/01/2010 to 12/31/2010                                $8.38031         $9.44069        10,574,472
    01/01/2011 to 12/31/2011                                $9.44069         $9.07919         7,378,512
    01/01/2012 to 12/31/2012                                $9.07919        $10.36728         9,515,453
------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006                                $9.98453        $10.58459               481
    01/01/2007 to 12/31/2007                               $10.58459        $11.35743            10,581
    01/01/2008 to 12/31/2008                               $11.35743         $7.81125           310,472
    01/01/2009 to 12/31/2009                                $7.81125         $9.80559         6,946,641
    01/01/2010 to 12/31/2010                                $9.80559        $10.80184        10,946,592
    01/01/2011 to 12/31/2011                               $10.80184        $10.28267         9,070,352
    01/01/2012 to 12/31/2012                               $10.28267        $11.25882        10,295,020
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006                               $9.90526         $9.92515               399
    01/01/2007 to 12/31/2007                                $9.92515        $10.47696             1,784
    01/01/2008 to 12/31/2008                               $10.47696         $6.70943             3,546
    01/01/2009 to 12/31/2009                                $6.70943         $8.85160            82,944
    01/01/2010 to 12/31/2010                                $8.85160        $11.89669            93,361
    01/01/2011 to 12/31/2011                               $11.89669        $11.60630            86,222
    01/01/2012 to 12/31/2012                               $11.60630        $12.82686           105,810
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006                                $9.99260        $10.47538               702
    01/01/2007 to 12/31/2007                               $10.47538         $9.74092            12,302
    01/01/2008 to 12/31/2008                                $9.74092         $6.74497            23,555
    01/01/2009 to 12/31/2009                                $6.74497         $8.43952           111,995
    01/01/2010 to 12/31/2010                                $8.43952        $10.47614           187,790
    01/01/2011 to 12/31/2011                               $10.47614         $9.70463           157,655
    01/01/2012 to 12/31/2012                                $9.70463        $11.29733           231,480

                                                                                          Number of
                                                      Accumulation     Accumulation      Accumulation
                                                      Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                       Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006                             $9.96831        $10.64270             9,282
    01/01/2007 to 12/31/2007                            $10.64270        $11.14764           137,153
    01/01/2008 to 12/31/2008                            $11.14764         $8.13342         1,576,971
    01/01/2009 to 12/31/2009                             $8.13342         $9.94750         9,680,800
    01/01/2010 to 12/31/2010                             $9.94750        $10.93099        12,003,305
    01/01/2011 to 12/31/2011                            $10.93099        $10.98328        10,212,898
    01/01/2012 to 12/31/2012                            $10.98328        $12.28116        11,639,544
---------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    05/01/2006 to 12/31/2006                             $9.95062        $11.08451             1,252
    01/01/2007 to 12/31/2007                            $11.08451        $10.53044            18,271
    01/01/2008 to 12/31/2008                            $10.53044         $6.02931            31,266
    01/01/2009 to 12/31/2009                             $6.02931         $7.35383           330,707
    01/01/2010 to 12/31/2010                             $7.35383         $8.20464           353,659
    01/01/2011 to 12/31/2011                             $8.20464         $7.95100           268,020
    01/01/2012 to 12/31/2012                             $7.95100         $9.18471           391,304
---------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    05/01/2006 to 12/31/2006                             $9.98978        $10.31053               982
    01/01/2007 to 12/31/2007                            $10.31053        $11.13724             5,328
    01/01/2008 to 12/31/2008                            $11.13724        $10.70540            33,122
    01/01/2009 to 12/31/2009                            $10.70540        $11.82496           149,402
    01/01/2010 to 12/31/2010                            $11.82496        $12.31945           233,653
    01/01/2011 to 12/31/2011                            $12.31945        $12.63813           214,793
    01/01/2012 to 12/31/2012                            $12.63813        $13.10183           275,662
---------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006                            $9.94030        $10.47951             6,774
    01/01/2007 to 12/31/2007                            $10.47951        $11.17409            15,067
    01/01/2008 to 12/31/2008                            $11.17409         $6.54278            28,591
    01/01/2009 to 12/31/2009                             $6.54278         $9.88646           726,259
    01/01/2010 to 12/31/2010                             $9.88646        $11.28037         1,069,777
    01/01/2011 to 12/31/2011                            $11.28037        $10.92552           756,407
    01/01/2012 to 12/31/2012                            $10.92552        $12.65642         1,148,326
---------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    05/01/2006 to 12/31/2006                            $10.14763         $9.84020               422
    01/01/2007 to 12/31/2007                             $9.84020        $13.62127            34,344
    01/01/2008 to 12/31/2008                            $13.62127         $6.71168            89,925
    01/01/2009 to 12/31/2009                             $6.71168         $9.87571           563,401
    01/01/2010 to 12/31/2010                             $9.87571        $11.71991         1,153,897
    01/01/2011 to 12/31/2011                            $11.71991         $9.82426           662,021
    01/01/2012 to 12/31/2012                             $9.82426        $10.02894           679,239
---------------------------------------------------------------------------------------------------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006                             $9.97087        $10.66494            16,042
    01/01/2007 to 12/31/2007                            $10.66494        $11.51085           159,961
    01/01/2008 to 12/31/2008                            $11.51085         $6.54040           262,631
    01/01/2009 to 12/31/2009                             $6.54040         $8.27579           505,063
    01/01/2010 to 12/31/2010                             $8.27579         $9.34687           655,396
    01/01/2011 to 12/31/2011                             $9.34687         $8.89064           860,753
    01/01/2012 to 12/31/2012                             $8.89064         $9.72324         1,511,926

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007                                $9.99878         $9.98165                 0
    01/01/2008 to 12/31/2008                                 $9.98165         $9.32157            47,379
    01/01/2009 to 12/31/2009                                 $9.32157        $10.25191           785,894
    01/01/2010 to 12/31/2010                                $10.25191        $10.88804           980,153
    01/01/2011 to 12/31/2011                                $10.88804        $11.37369           858,288
    01/01/2012 to 12/31/2012                                $11.37369        $12.08535         1,085,512
-------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO
    08/20/2012* to 12/31/2012                                $9.99878        $10.39242                 0
-------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008                               $10.07816         $6.65060           844,756
    01/01/2009 to 12/31/2009                                 $6.65060         $8.52218        10,269,999
    01/01/2010 to 12/31/2010                                 $8.52218         $9.25603        14,399,350
    01/01/2011 to 12/31/2011                                 $9.25603         $8.96715        10,297,819
    01/01/2012 to 09/21/2012                                 $8.96715        $10.05889                 0
-------------------------------------------------------------------------------------------------------------
PROFUND VP CONSUMER GOODS PORTFOLIO
    05/01/2008* to 12/31/2008                               $10.08904         $7.68003             3,192
    01/01/2009 to 12/31/2009                                 $7.68003         $9.19832             4,782
    01/01/2010 to 12/31/2010                                 $9.19832        $10.63581             3,811
    01/01/2011 to 12/31/2011                                $10.63581        $11.20680            15,457
    01/01/2012 to 12/31/2012                                $11.20680        $12.23984            17,508
-------------------------------------------------------------------------------------------------------------
PROFUND VP CONSUMER SERVICES
    05/01/2008* to 12/31/2008                               $10.26805         $7.05026                 0
    01/01/2009 to 12/31/2009                                 $7.05026         $9.08577               750
    01/01/2010 to 12/31/2010                                 $9.08577        $10.86622             5,805
    01/01/2011 to 12/31/2011                                $10.86622        $11.29470             2,146
    01/01/2012 to 12/31/2012                                $11.29470        $13.58666             3,341
-------------------------------------------------------------------------------------------------------------
PROFUND VP FINANCIALS
    05/01/2008* to 12/31/2008                               $10.38575         $5.27796            23,584
    01/01/2009 to 12/31/2009                                 $5.27796         $5.98047            78,629
    01/01/2010 to 12/31/2010                                 $5.98047         $6.53605            98,761
    01/01/2011 to 12/31/2011                                 $6.53605         $5.54883            45,912
    01/01/2012 to 12/31/2012                                 $5.54883         $6.81861            52,565
-------------------------------------------------------------------------------------------------------------
PROFUND VP HEALTH CARE
    05/01/2008* to 12/31/2008                               $10.15197         $8.34544            15,032
    01/01/2009 to 12/31/2009                                 $8.34544         $9.82996            26,592
    01/01/2010 to 12/31/2010                                 $9.82996         $9.96007            66,907
    01/01/2011 to 12/31/2011                                 $9.96007        $10.80547            40,256
    01/01/2012 to 12/31/2012                                $10.80547        $12.49836            49,987
-------------------------------------------------------------------------------------------------------------
PROFUND VP INDUSTRIALS
    05/01/2008* to 12/31/2008                               $10.16548         $6.10367             8,304
    01/01/2009 to 12/31/2009                                 $6.10367         $7.46270             9,781
    01/01/2010 to 12/31/2010                                 $7.46270         $9.09853            20,776
    01/01/2011 to 12/31/2011                                 $9.09853         $8.80429            17,061
    01/01/2012 to 12/31/2012                                 $8.80429        $10.04439            18,674
-------------------------------------------------------------------------------------------------------------
PROFUND VP LARGE-CAP GROWTH
    05/01/2008* to 12/31/2008                               $10.11070         $6.72390               877
    01/01/2009 to 12/31/2009                                 $6.72390         $8.59420            57,362
    01/01/2010 to 12/31/2010                                 $8.59420         $9.58358            57,577
    01/01/2011 to 12/31/2011                                 $9.58358         $9.73772            46,951
    01/01/2012 to 12/31/2012                                 $9.73772        $10.81361            50,340

                                                                         Number of
                                     Accumulation     Accumulation      Accumulation
                                     Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                      Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------
PROFUND VP LARGE-CAP VALUE
    05/01/2008* to 12/31/2008          $10.24148         $6.27860             911
    01/01/2009 to 12/31/2009            $6.27860         $7.38987          38,599
    01/01/2010 to 12/31/2010            $7.38987         $8.21947          70,300
    01/01/2011 to 12/31/2011            $8.21947         $7.99461          45,484
    01/01/2012 to 12/31/2012            $7.99461         $9.09087          57,927
----------------------------------------------------------------------------------------
PROFUND VP MID-CAP GROWTH
    05/01/2008* to 12/31/2008          $10.07248         $6.20659             906
    01/01/2009 to 12/31/2009            $6.20659         $8.45797          12,368
    01/01/2010 to 12/31/2010            $8.45797        $10.70104          24,986
    01/01/2011 to 12/31/2011           $10.70104        $10.23808          21,183
    01/01/2012 to 12/31/2012           $10.23808        $11.63796          25,685
----------------------------------------------------------------------------------------
PROFUND VP MID-CAP VALUE
    05/01/2008* to 12/31/2008          $10.18846         $6.47129             896
    01/01/2009 to 12/31/2009            $6.47129         $8.34400          20,159
    01/01/2010 to 12/31/2010            $8.34400         $9.90192          35,611
    01/01/2011 to 12/31/2011            $9.90192         $9.37296          26,149
    01/01/2012 to 12/31/2012            $9.37296        $10.76386          28,088
----------------------------------------------------------------------------------------
PROFUND VP REAL ESTATE
    05/01/2008* to 12/31/2008          $10.25896         $5.52429          11,303
    01/01/2009 to 12/31/2009            $5.52429         $6.96107          48,963
    01/01/2010 to 12/31/2010            $6.96107         $8.55164          59,426
    01/01/2011 to 12/31/2011            $8.55164         $8.82559          21,515
    01/01/2012 to 12/31/2012            $8.82559        $10.18798          22,569
----------------------------------------------------------------------------------------
PROFUND VP SMALL-CAP GROWTH
    05/01/2008* to 12/31/2008          $10.11361         $6.81715           1,010
    01/01/2009 to 12/31/2009            $6.81715         $8.47414          14,046
    01/01/2010 to 12/31/2010            $8.47414        $10.49669          26,805
    01/01/2011 to 12/31/2011           $10.49669        $10.47427          19,264
    01/01/2012 to 12/31/2012           $10.47427        $11.60725          21,267
----------------------------------------------------------------------------------------
PROFUND VP SMALL-CAP VALUE
    05/01/2008* to 12/31/2008          $10.22860         $7.18696             990
    01/01/2009 to 12/31/2009            $7.18696         $8.52534          18,173
    01/01/2010 to 12/31/2010            $8.52534        $10.25585          18,436
    01/01/2011 to 12/31/2011           $10.25585         $9.68994          14,343
    01/01/2012 to 12/31/2012            $9.68994        $11.08892          15,688
----------------------------------------------------------------------------------------
PROFUND VP TELECOMMUNICATIONS
    05/01/2008* to 12/31/2008          $10.27818         $7.27660           3,790
    01/01/2009 to 12/31/2009            $7.27660         $7.69379          11,699
    01/01/2010 to 12/31/2010            $7.69379         $8.76916          11,943
    01/01/2011 to 12/31/2011            $8.76916         $8.80105           7,722
    01/01/2012 to 12/31/2012            $8.80105        $10.10290           6,987
----------------------------------------------------------------------------------------
PROFUND VP UTILITIES
    05/01/2008* to 12/31/2008          $10.09863         $7.22327           4,433
    01/01/2009 to 12/31/2009            $7.22327         $7.88054          27,333
    01/01/2010 to 12/31/2010            $7.88054         $8.22610          25,943
    01/01/2011 to 12/31/2011            $8.22610         $9.52393          22,325
    01/01/2012 to 12/31/2012            $9.52393         $9.39609          35,421



 *  Denotes the start date of these sub-accounts

                                PREMIER L SERIES
                          PRUCO LIFE INSURANCE COMPANY
                                   PROSPECTUS

  ACCUMULATION UNIT VALUES: WITH HD GRO 60 BPS AND COMBO 5%/HAV 80 BPS (2.90%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.02447        $12.15365           1,938
    01/01/2010 to 12/31/2010                             $12.15365        $13.22444           6,301
    01/01/2011 to 12/31/2011                             $13.22444        $12.51061           1,884
    01/01/2012 to 12/31/2012                             $12.51061        $13.68527           2,606
----------------------------------------------------------------------------------------------------------
AST ADVANCED STRATEGIES PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.03681        $12.34961           3,058
    01/01/2010 to 12/31/2010                             $12.34961        $13.64670           2,351
    01/01/2011 to 12/31/2011                             $13.64670        $13.27764             876
    01/01/2012 to 12/31/2012                             $13.27764        $14.66386           1,019
----------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.07547        $12.39745               0
    01/01/2010 to 12/31/2010                             $12.39745        $13.71647               0
    01/01/2011 to 12/31/2011                             $13.71647        $13.80660               0
    01/01/2012 to 05/04/2012                             $13.80660        $14.94014               0
----------------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.02328        $11.97926          27,352
    01/01/2010 to 12/31/2010                             $11.97926        $13.07548          36,154
    01/01/2011 to 12/31/2011                             $13.07548        $12.55314          12,110
    01/01/2012 to 12/31/2012                             $12.55314        $13.72063          12,393
----------------------------------------------------------------------------------------------------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011                             $9.99765         $9.09363               0
    01/01/2012 to 12/31/2012                              $9.09363         $9.88813               0
----------------------------------------------------------------------------------------------------------
AST BLACKROCK VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.09806        $12.69129               0
    01/01/2010 to 12/31/2010                             $12.69129        $13.86830               0
    01/01/2011 to 12/31/2011                             $13.86830        $13.41167               0
    01/01/2012 to 12/31/2012                             $13.41167        $14.77963               0
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2016
    05/01/2009 to 12/31/2009                              $9.93799         $9.55960               0
    01/01/2010 to 12/31/2010                              $9.55960        $10.27284               0
    01/01/2011 to 12/31/2011                             $10.27284        $10.94623               0
    01/01/2012 to 12/31/2012                             $10.94623        $11.08010               0
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2018
    05/01/2009 to 12/31/2009                              $9.92243         $9.62530               0
    01/01/2010 to 12/31/2010                              $9.62530        $10.40029               0
    01/01/2011 to 12/31/2011                             $10.40029        $11.48041               0
    01/01/2012 to 12/31/2012                             $11.48041        $11.79399               0
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2019
    05/01/2009 to 12/31/2009                              $9.90520         $9.52653               0
    01/01/2010 to 12/31/2010                              $9.52653        $10.30991               0
    01/01/2011 to 12/31/2011                             $10.30991        $11.62043               0
    01/01/2012 to 12/31/2012                             $11.62043        $11.95405               0

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2020
    05/01/2009 to 12/31/2009                                      $9.88391         $9.20305               0
    01/01/2010 to 12/31/2010                                      $9.20305        $10.00308          14,677
    01/01/2011 to 12/31/2011                                     $10.00308        $11.53741             226
    01/01/2012 to 12/31/2012                                     $11.53741        $11.92021               0
------------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010                                     $9.99687        $10.89415           8,272
    01/01/2011 to 12/31/2011                                     $10.89415        $12.73720         130,312
    01/01/2012 to 12/31/2012                                     $12.73720        $13.21853          58,852
------------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011                                     $9.99765        $11.89644          30,027
    01/01/2012 to 12/31/2012                                     $11.89644        $12.23651          55,428
------------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2023
    01/03/2012* to 12/31/2012                                     $9.99688        $10.29090          34,729
------------------------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                     $10.03859        $12.24685          46,349
    01/01/2010 to 12/31/2010                                     $12.24685        $13.49380          57,094
    01/01/2011 to 12/31/2011                                     $13.49380        $12.79585          27,274
    01/01/2012 to 12/31/2012                                     $12.79585        $14.14103          32,720
------------------------------------------------------------------------------------------------------------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                     $10.03965        $11.87622           8,078
    01/01/2010 to 12/31/2010                                     $11.87622        $12.91720          13,631
    01/01/2011 to 12/31/2011                                     $12.91720        $12.32571           6,383
    01/01/2012 to 12/31/2012                                     $12.32571        $13.20927           5,925
------------------------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2009 to 12/31/2009                                      $9.61460        $14.43722               0
    01/01/2010 to 12/31/2010                                     $14.43722        $18.05639             988
    01/01/2011 to 12/31/2011                                     $18.05639        $18.70485             289
    01/01/2012 to 12/31/2012                                     $18.70485        $20.96661             417
------------------------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                      $9.98042        $12.91689               0
    01/01/2010 to 12/31/2010                                     $12.91689        $16.63865               0
    01/01/2011 to 12/31/2011                                     $16.63865        $14.05001               0
    01/01/2012 to 12/31/2012                                     $14.05001        $16.39412               0
------------------------------------------------------------------------------------------------------------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                     $10.02669        $11.90940             833
    01/01/2010 to 12/31/2010                                     $11.90940        $13.11591             803
    01/01/2011 to 12/31/2011                                     $13.11591        $12.43178               0
    01/01/2012 to 12/31/2012                                     $12.43178        $13.72819               0
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
    05/01/2009 to 12/31/2009                                     $10.01295        $12.23369             842
    01/01/2010 to 12/31/2010                                     $12.23369        $13.59671           3,829
    01/01/2011 to 12/31/2011                                     $13.59671        $13.01536           1,912
    01/01/2012 to 12/31/2012                                     $13.01536        $13.99302           1,903
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    05/01/2009 to 12/31/2009                                      $9.98495        $12.09411          23,369
    01/01/2010 to 12/31/2010                                     $12.09411        $13.98889          30,229
    01/01/2011 to 12/31/2011                                     $13.98889        $12.75026           9,829
    01/01/2012 to 12/31/2012                                     $12.75026        $13.99125          13,083
------------------------------------------------------------------------------------------------------------------
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012                                     $9.99766        $10.66160          11,844

                                                                                                 Number of
                                                             Accumulation     Accumulation      Accumulation
                                                             Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                              Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------------
AST GLOBAL REAL ESTATE PORTFOLIO
    05/01/2009 to 12/31/2009                                    $9.85922        $13.86394              0
    01/01/2010 to 12/31/2010                                   $13.86394        $16.19501              0
    01/01/2011 to 12/31/2011                                   $16.19501        $14.94613              0
    01/01/2012 to 12/31/2012                                   $14.94613        $18.41732              0
----------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                   $10.04641        $12.77350            321
    01/01/2010 to 12/31/2010                                   $12.77350        $13.69075            257
    01/01/2011 to 12/31/2011                                   $13.69075        $12.77899            126
    01/01/2012 to 12/31/2012                                   $12.77899        $14.87268            163
----------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                   $10.12443        $12.14186              0
    01/01/2010 to 12/31/2010                                   $12.14186        $13.32031              0
    01/01/2011 to 12/31/2011                                   $13.32031        $12.23098              0
    01/01/2012 to 12/31/2012                                   $12.23098        $14.22324              0
----------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                   $10.05946        $13.41553            309
    01/01/2010 to 12/31/2010                                   $13.41553        $15.62225            247
    01/01/2011 to 12/31/2011                                   $15.62225        $14.73060            121
    01/01/2012 to 12/31/2012                                   $14.73060        $17.12252            157
----------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                    $9.95299        $12.69363            406
    01/01/2010 to 12/31/2010                                   $12.69363        $15.63815            321
    01/01/2011 to 12/31/2011                                   $15.63815        $15.39602            171
    01/01/2012 to 12/31/2012                                   $15.39602        $17.30891            225
----------------------------------------------------------------------------------------------------------------
AST HIGH YIELD PORTFOLIO
    05/01/2009 to 12/31/2009                                   $10.01688        $12.45202            438
    01/01/2010 to 12/31/2010                                   $12.45202        $13.73475            350
    01/01/2011 to 12/31/2011                                   $13.73475        $13.77187            194
    01/01/2012 to 12/31/2012                                   $13.77187        $15.23997            233
----------------------------------------------------------------------------------------------------------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                   $10.02447        $11.79847          8,311
    01/01/2010 to 12/31/2010                                   $11.79847        $12.79587          7,882
    01/01/2011 to 12/31/2011                                   $12.79587        $12.37284          4,165
    01/01/2012 to 12/31/2012                                   $12.37284        $13.24148          4,159
----------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                   $10.14301        $13.20314            168
    01/01/2010 to 12/31/2010                                   $13.20314        $14.69146            131
    01/01/2011 to 12/31/2011                                   $14.69146        $12.43255             57
    01/01/2012 to 12/31/2012                                   $12.43255        $14.54213             94
----------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                   $10.11751        $13.03546            169
    01/01/2010 to 12/31/2010                                   $13.03546        $14.07233            132
    01/01/2011 to 12/31/2011                                   $14.07233        $11.95986             57
    01/01/2012 to 12/31/2012                                   $11.95986        $13.56045             94
----------------------------------------------------------------------------------------------------------------
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
 FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                   $10.04083        $12.18507          2,054
    01/01/2010 to 12/31/2010                                   $12.18507        $13.47799          2,262
    01/01/2011 to 12/31/2011                                   $13.47799        $13.02412            859
    01/01/2012 to 12/31/2012                                   $13.02412        $14.37559          1,214

                                                                                          Number of
                                                      Accumulation     Accumulation      Accumulation
                                                      Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                       Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    05/01/2009 to 12/31/2009                            $10.07957        $11.60698            375
    01/01/2010 to 12/31/2010                            $11.60698        $12.10548            294
    01/01/2011 to 12/31/2011                            $12.10548        $11.79238            128
    01/01/2012 to 12/31/2012                            $11.79238        $12.68783            209
---------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009                           $10.08304        $10.27450              0
    01/01/2010 to 12/31/2010                            $10.27450        $11.11489              0
    01/01/2011 to 12/31/2011                            $11.11489        $10.87371              0
    01/01/2012 to 12/31/2012                            $10.87371        $12.17150              0
---------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009                           $10.14442        $10.28427              0
    01/01/2010 to 12/31/2010                            $10.28427        $11.36620              0
    01/01/2011 to 12/31/2011                            $11.36620        $10.39761              0
    01/01/2012 to 12/31/2012                            $10.39761        $11.44114              0
---------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                            $10.12716        $13.51911          1,026
    01/01/2010 to 12/31/2010                            $13.51911        $14.08039            919
    01/01/2011 to 12/31/2011                            $14.08039        $12.43189            429
    01/01/2012 to 12/31/2012                            $12.43189        $14.72777            549
---------------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                            $10.06244        $12.66779              0
    01/01/2010 to 12/31/2010                            $12.66779        $13.93094              0
    01/01/2011 to 12/31/2011                            $13.93094        $12.97247              0
    01/01/2012 to 12/31/2012                            $12.97247        $14.73501              0
---------------------------------------------------------------------------------------------------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    05/01/2009 to 12/31/2009                            $10.03366        $12.02212             91
    01/01/2010 to 12/31/2010                            $12.02212        $13.25071             74
    01/01/2011 to 12/31/2011                            $13.25071        $14.18783             40
    01/01/2012 to 12/31/2012                            $14.18783        $14.60477             53
---------------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                            $10.00707        $12.64986              0
    01/01/2010 to 12/31/2010                            $12.64986        $14.72189              0
    01/01/2011 to 12/31/2011                            $14.72189        $14.17691              0
    01/01/2012 to 12/31/2012                            $14.17691        $15.46657              0
---------------------------------------------------------------------------------------------------------
AST MFS GLOBAL EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                            $10.07221        $13.29699            475
    01/01/2010 to 12/31/2010                            $13.29699        $14.47925            377
    01/01/2011 to 12/31/2011                            $14.47925        $13.63097            177
    01/01/2012 to 12/31/2012                            $13.63097        $16.30309            250
---------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                            $10.02799        $12.08937            240
    01/01/2010 to 12/31/2010                            $12.08937        $13.25078            192
    01/01/2011 to 12/31/2011                            $13.25078        $12.80149            118
    01/01/2012 to 12/31/2012                            $12.80149        $14.56538            133
---------------------------------------------------------------------------------------------------------
AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012                            $9.99766        $10.15162              0
---------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                             $9.98565        $13.16329              0
    01/01/2010 to 12/31/2010                            $13.16329        $15.81268              0
    01/01/2011 to 12/31/2011                            $15.81268        $14.83729              0
    01/01/2012 to 12/31/2012                            $14.83729        $17.07294              0

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    05/01/2009 to 12/31/2009                              $9.99944         $9.81635               0
    01/01/2010 to 12/31/2010                              $9.81635         $9.54203               0
    01/01/2011 to 12/31/2011                              $9.54203         $9.27565               0
    01/01/2012 to 12/31/2012                              $9.27565         $9.01439               0
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.13080        $13.64671             218
    01/01/2010 to 12/31/2010                             $13.64671        $16.37056             163
    01/01/2011 to 12/31/2011                             $16.37056        $15.51464             100
    01/01/2012 to 12/31/2012                             $15.51464        $17.65898             113
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                            $10.02756        $10.05002               0
    01/01/2012 to 12/31/2012                             $10.05002        $10.24223               0
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                              $9.97656        $12.30001               0
    01/01/2010 to 12/31/2010                             $12.30001        $15.38158              11
    01/01/2011 to 12/31/2011                             $15.38158        $15.20085               7
    01/01/2012 to 12/31/2012                             $15.20085        $16.60077               8
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                              $9.93439        $12.00455               0
    01/01/2010 to 12/31/2010                             $12.00455        $14.03086               0
    01/01/2011 to 04/29/2011                             $14.03086        $15.67660               0
----------------------------------------------------------------------------------------------------------
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012                             $9.99766        $10.24037               0
----------------------------------------------------------------------------------------------------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.05416        $14.72003             934
    01/01/2010 to 12/31/2010                             $14.72003        $17.49127           2,204
    01/01/2011 to 12/31/2011                             $17.49127        $13.55286             892
    01/01/2012 to 12/31/2012                             $13.55286        $15.53151           1,274
----------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2009 to 12/31/2009                              $9.99034        $10.42936             742
    01/01/2010 to 12/31/2010                             $10.42936        $10.53072             725
    01/01/2011 to 12/31/2011                             $10.53072        $10.46455             337
    01/01/2012 to 12/31/2012                             $10.46455        $10.64662             402
----------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2009 to 12/31/2009                              $9.98221        $10.99376           1,117
    01/01/2010 to 12/31/2010                             $10.99376        $11.50858           3,160
    01/01/2011 to 12/31/2011                             $11.50858        $11.54021           1,073
    01/01/2012 to 12/31/2012                             $11.54021        $12.25978           1,529
----------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.02077        $11.54735          21,115
    01/01/2010 to 12/31/2010                             $11.54735        $12.40842          24,342
    01/01/2011 to 12/31/2011                             $12.40842        $12.17950          14,595
    01/01/2012 to 12/31/2012                             $12.17950        $13.06345          13,567
----------------------------------------------------------------------------------------------------------
AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                            $10.01757        $10.04992               0
    01/01/2012 to 12/31/2012                             $10.04992        $10.46050               0
----------------------------------------------------------------------------------------------------------
AST QMA US EQUITY ALPHA PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.07694        $12.74087               0
    01/01/2010 to 12/31/2010                             $12.74087        $14.24535               0
    01/01/2011 to 12/31/2011                             $14.24535        $14.32313               0
    01/01/2012 to 12/31/2012                             $14.32313        $16.53620               0

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011                               $9.99765         $8.82882               0
    01/01/2012 to 12/31/2012                                $8.82882         $9.70841               0
------------------------------------------------------------------------------------------------------------
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
 FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.05220        $12.27960           4,850
    01/01/2010 to 12/31/2010                               $12.27960        $13.64520           5,625
    01/01/2011 to 12/31/2011                               $13.64520        $12.94456           1,904
    01/01/2012 to 12/31/2012                               $12.94456        $14.57963           2,830
------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.08060        $12.32156           7,180
    01/01/2010 to 12/31/2010                               $12.32156        $13.38890           6,947
    01/01/2011 to 12/31/2011                               $13.38890        $12.57227           2,948
    01/01/2012 to 12/31/2012                               $12.57227        $13.57802           4,026
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.00810        $13.06689             176
    01/01/2010 to 12/31/2010                               $13.06689        $17.32359             138
    01/01/2011 to 12/31/2011                               $17.32359        $16.67116              60
    01/01/2012 to 12/31/2012                               $16.67116        $18.17307              98
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                $9.97538        $12.87524               0
    01/01/2010 to 12/31/2010                               $12.87524        $15.76516               0
    01/01/2011 to 12/31/2011                               $15.76516        $14.40570               0
    01/01/2012 to 12/31/2012                               $14.40570        $16.54135               0
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.03813        $12.08359          15,745
    01/01/2010 to 12/31/2010                               $12.08359        $13.09769          14,981
    01/01/2011 to 12/31/2011                               $13.09769        $12.98178           5,981
    01/01/2012 to 12/31/2012                               $12.98178        $14.31783           8,172
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.09989        $12.83789               0
    01/01/2010 to 12/31/2010                               $12.83789        $14.12866               0
    01/01/2011 to 12/31/2011                               $14.12866        $13.50595               0
    01/01/2012 to 12/31/2012                               $13.50595        $15.38876               0
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.01714        $11.04788               0
    01/01/2010 to 12/31/2010                               $11.04788        $11.35324               0
    01/01/2011 to 12/31/2011                               $11.35324        $11.48880               0
    01/01/2012 to 12/31/2012                               $11.48880        $11.74777               0
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                $9.98673        $13.09279               0
    01/01/2010 to 12/31/2010                               $13.09279        $14.73561           1,741
    01/01/2011 to 12/31/2011                               $14.73561        $14.07817             542
    01/01/2012 to 12/31/2012                               $14.07817        $16.08630             787
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.30083        $13.68439             762
    01/01/2010 to 12/31/2010                               $13.68439        $16.01918           1,076
    01/01/2011 to 12/31/2011                               $16.01918        $13.24576             456
    01/01/2012 to 12/31/2012                               $13.24576        $13.33724             634

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.06152        $12.69785               0
    01/01/2010 to 12/31/2010                                $12.69785        $14.14635               0
    01/01/2011 to 12/31/2011                                $14.14635        $13.27322               0
    01/01/2012 to 12/31/2012                                $13.27322        $14.31824               0
-------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                 $9.98889        $10.70190           2,892
    01/01/2010 to 12/31/2010                                $10.70190        $11.21130           2,918
    01/01/2011 to 12/31/2011                                $11.21130        $11.55237           1,315
    01/01/2012 to 12/31/2012                                $11.55237        $12.10765           1,567
-------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2009 to 12/31/2009                                $10.07039        $12.75969          19,159
    01/01/2010 to 12/31/2010                                $12.75969        $13.67002          17,496
    01/01/2011 to 12/31/2011                                $13.67002        $13.06336           7,258
    01/01/2012 to 09/21/2012                                $13.06336        $14.50879               0
-------------------------------------------------------------------------------------------------------------
PROFUND VP CONSUMER GOODS PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.02904        $12.50535               0
    01/01/2010 to 12/31/2010                                $12.50535        $14.26310               0
    01/01/2011 to 12/31/2011                                $14.26310        $14.82473               0
    01/01/2012 to 12/31/2012                                $14.82473        $15.97032               0
-------------------------------------------------------------------------------------------------------------
PROFUND VP CONSUMER SERVICES
    05/01/2009 to 12/31/2009                                 $9.95189        $12.24326               0
    01/01/2010 to 12/31/2010                                $12.24326        $14.44336               0
    01/01/2011 to 12/31/2011                                $14.44336        $14.80905               0
    01/01/2012 to 12/31/2012                                $14.80905        $17.57114               0
-------------------------------------------------------------------------------------------------------------
PROFUND VP FINANCIALS
    05/01/2009 to 12/31/2009                                 $9.82693        $12.81426               0
    01/01/2010 to 12/31/2010                                $12.81426        $13.81448               0
    01/01/2011 to 12/31/2011                                $13.81448        $11.56849               0
    01/01/2012 to 12/31/2012                                $11.56849        $14.02192               0
-------------------------------------------------------------------------------------------------------------
PROFUND VP HEALTH CARE
    05/01/2009 to 12/31/2009                                 $9.97635        $12.72096               0
    01/01/2010 to 12/31/2010                                $12.72096        $12.71409               0
    01/01/2011 to 12/31/2011                                $12.71409        $13.60605               0
    01/01/2012 to 12/31/2012                                $13.60605        $15.52304               0
-------------------------------------------------------------------------------------------------------------
PROFUND VP INDUSTRIALS
    05/01/2009 to 12/31/2009                                $10.11148        $12.71613               0
    01/01/2010 to 12/31/2010                                $12.71613        $15.29291               0
    01/01/2011 to 12/31/2011                                $15.29291        $14.59728               0
    01/01/2012 to 12/31/2012                                $14.59728        $16.42616               0
-------------------------------------------------------------------------------------------------------------
PROFUND VP LARGE-CAP GROWTH
    05/01/2009 to 12/31/2009                                $10.06836        $12.57881               0
    01/01/2010 to 12/31/2010                                $12.57881        $13.83618               0
    01/01/2011 to 12/31/2011                                $13.83618        $13.86777               0
    01/01/2012 to 12/31/2012                                $13.86777        $15.18998               0
-------------------------------------------------------------------------------------------------------------
PROFUND VP LARGE-CAP VALUE
    05/01/2009 to 12/31/2009                                $10.03414        $12.63430               0
    01/01/2010 to 12/31/2010                                $12.63430        $13.86165               0
    01/01/2011 to 12/31/2011                                $13.86165        $13.29931               0
    01/01/2012 to 12/31/2012                                $13.29931        $14.91668               0

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
PROFUND VP MID-CAP GROWTH
    05/01/2009 to 12/31/2009           $9.99440        $12.60128              0
    01/01/2010 to 12/31/2010          $12.60128        $15.72664              0
    01/01/2011 to 12/31/2011          $15.72664        $14.84187              0
    01/01/2012 to 12/31/2012          $14.84187        $16.64111              0
---------------------------------------------------------------------------------------
PROFUND VP MID-CAP VALUE
    05/01/2009 to 12/31/2009           $9.91638        $12.70255              0
    01/01/2010 to 12/31/2010          $12.70255        $14.86940              0
    01/01/2011 to 12/31/2011          $14.86940        $13.88397              0
    01/01/2012 to 12/31/2012          $13.88397        $15.72675              0
---------------------------------------------------------------------------------------
PROFUND VP REAL ESTATE
    05/01/2009 to 12/31/2009           $9.61564        $13.95801              0
    01/01/2010 to 12/31/2010          $13.95801        $16.91442              0
    01/01/2011 to 12/31/2011          $16.91442        $17.21949              0
    01/01/2012 to 12/31/2012          $17.21949        $19.60669              0
---------------------------------------------------------------------------------------
PROFUND VP SMALL-CAP GROWTH
    05/01/2009 to 12/31/2009          $10.01013        $12.51981              0
    01/01/2010 to 12/31/2010          $12.51981        $15.29722          1,367
    01/01/2011 to 12/31/2011          $15.29722        $15.05725            425
    01/01/2012 to 12/31/2012          $15.05725        $16.45836            641
---------------------------------------------------------------------------------------
PROFUND VP SMALL-CAP VALUE
    05/01/2009 to 12/31/2009           $9.95996        $12.34211              0
    01/01/2010 to 12/31/2010          $12.34211        $14.64562              0
    01/01/2011 to 12/31/2011          $14.64562        $13.64960              0
    01/01/2012 to 12/31/2012          $13.64960        $15.40723              0
---------------------------------------------------------------------------------------
PROFUND VP TELECOMMUNICATIONS
    05/01/2009 to 12/31/2009          $10.15330        $10.96654              0
    01/01/2010 to 12/31/2010          $10.96654        $12.32945              0
    01/01/2011 to 12/31/2011          $12.32945        $12.20638              0
    01/01/2012 to 12/31/2012          $12.20638        $13.82099              0
---------------------------------------------------------------------------------------
PROFUND VP UTILITIES
    05/01/2009 to 12/31/2009          $10.23431        $12.19246              0
    01/01/2010 to 12/31/2010          $12.19246        $12.55402              0
    01/01/2011 to 12/31/2011          $12.55402        $14.33728              0
    01/01/2012 to 12/31/2012          $14.33728        $13.95188              0



 *  Denotes the start date of these sub-accounts

                                PREMIER X SERIES
                          PRUCO LIFE INSURANCE COMPANY
                                   PROSPECTUS

           ACCUMULATION UNIT VALUES: BASIC DEATH BENEFIT ONLY (1.55%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.97019        $10.55642           870,034
    01/01/2007 to 12/31/2007                             $10.55642        $11.35167         1,979,283
    01/01/2008 to 12/31/2008                             $11.35167         $7.62021         5,470,612
    01/01/2009 to 12/31/2009                              $7.62021         $9.33172        18,592,099
    01/01/2010 to 12/31/2010                              $9.33172        $10.28882        23,265,499
    01/01/2011 to 12/31/2011                             $10.28882         $9.86254        18,536,752
    01/01/2012 to 12/31/2012                              $9.86254        $10.93232        20,846,410
----------------------------------------------------------------------------------------------------------
AST ADVANCED STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.98891        $10.50011           279,009
    01/01/2007 to 12/31/2007                             $10.50011        $11.32196           547,245
    01/01/2008 to 12/31/2008                             $11.32196         $7.82619         2,348,236
    01/01/2009 to 12/31/2009                              $7.82619         $9.72595         9,678,004
    01/01/2010 to 12/31/2010                              $9.72595        $10.89021        12,279,526
    01/01/2011 to 12/31/2011                             $10.89021        $10.73628        10,386,653
    01/01/2012 to 12/31/2012                             $10.73628        $12.01516        12,327,863
----------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.98454        $11.03528             9,874
    01/01/2007 to 12/31/2007                             $11.03528        $10.85441            83,061
    01/01/2008 to 12/31/2008                             $10.85441         $6.97484           118,976
    01/01/2009 to 12/31/2009                              $6.97484         $8.08917           252,108
    01/01/2010 to 12/31/2010                              $8.08917         $9.06867           284,726
    01/01/2011 to 12/31/2011                              $9.06867         $9.24936           345,414
    01/01/2012 to 05/04/2012                              $9.24936        $10.05431                 0
----------------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.97960        $10.51282           218,414
    01/01/2007 to 12/31/2007                             $10.51282        $11.29102           882,633
    01/01/2008 to 12/31/2008                             $11.29102         $7.92738         6,284,486
    01/01/2009 to 12/31/2009                              $7.92738         $9.62505        27,228,736
    01/01/2010 to 12/31/2010                              $9.62505        $10.64526        34,178,015
    01/01/2011 to 12/31/2011                             $10.64526        $10.35559        28,852,563
    01/01/2012 to 12/31/2012                             $10.35559        $11.46953        31,680,237
----------------------------------------------------------------------------------------------------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011                             $9.99874         $9.17470           199,690
    01/01/2012 to 12/31/2012                              $9.17470        $10.10920           338,498
----------------------------------------------------------------------------------------------------------
AST BLACKROCK VALUE PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.94943        $11.02776            38,913
    01/01/2007 to 12/31/2007                             $11.02776        $10.98653           109,965
    01/01/2008 to 12/31/2008                             $10.98653         $6.78317           128,982
    01/01/2009 to 12/31/2009                              $6.78317         $7.89930           289,901
    01/01/2010 to 12/31/2010                              $7.89930         $8.74662           287,988
    01/01/2011 to 12/31/2011                              $8.74662         $8.57090           432,406
    01/01/2012 to 12/31/2012                              $8.57090         $9.57090           503,600

                                                                                      Number of
                                                  Accumulation     Accumulation      Accumulation
                                                  Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                   Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006                         $9.97990        $10.61483           752,603
    01/01/2007 to 12/31/2007                        $10.61483        $11.46891         2,304,166
    01/01/2008 to 12/31/2008                        $11.46891         $7.34781         5,994,725
    01/01/2009 to 12/31/2009                         $7.34781         $9.06844        27,340,546
    01/01/2010 to 12/31/2010                         $9.06844        $10.12452        33,752,087
    01/01/2011 to 12/31/2011                        $10.12452         $9.72831        24,195,132
    01/01/2012 to 12/31/2012                         $9.72831        $10.89425        29,535,991
-----------------------------------------------------------------------------------------------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008                       $10.08113         $7.35283           771,630
    01/01/2009 to 12/31/2009                         $7.35283         $8.93400         6,054,382
    01/01/2010 to 12/31/2010                         $8.93400         $9.84613         8,324,552
    01/01/2011 to 12/31/2011                         $9.84613         $9.51998         7,450,224
    01/01/2012 to 12/31/2012                         $9.51998        $10.33838         8,210,358
-----------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2006 to 12/31/2006                         $9.88717        $12.12913            68,751
    01/01/2007 to 12/31/2007                        $12.12913         $9.56185           129,875
    01/01/2008 to 12/31/2008                         $9.56185         $6.11539           223,594
    01/01/2009 to 12/31/2009                         $6.11539         $7.94483           402,409
    01/01/2010 to 12/31/2010                         $7.94483        $10.06834           641,803
    01/01/2011 to 12/31/2011                        $10.06834        $10.56835           520,567
    01/01/2012 to 12/31/2012                        $10.56835        $12.00411           627,217
-----------------------------------------------------------------------------------------------------
AST DEAM SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006                         $9.98301        $10.46536             7,770
    01/01/2007 to 12/31/2007                        $10.46536         $8.47377            54,692
    01/01/2008 to 07/18/2008                         $8.47377         $7.76928                 0
-----------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                         $9.99874         $9.95782            21,725
    01/01/2007 to 12/31/2007                         $9.95782        $10.90438            57,968
    01/01/2008 to 12/31/2008                        $10.90438         $6.00326            79,885
    01/01/2009 to 12/31/2009                         $6.00326         $7.84248           315,327
    01/01/2010 to 12/31/2010                         $7.84248        $10.23628           396,390
    01/01/2011 to 12/31/2011                        $10.23628         $8.75847           436,732
    01/01/2012 to 12/31/2012                         $8.75847        $10.35593           494,394
-----------------------------------------------------------------------------------------------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008                       $10.10364         $7.51323           188,606
    01/01/2009 to 12/31/2009                         $7.51323         $8.96936         1,810,492
    01/01/2010 to 12/31/2010                         $8.96936        $10.00929         2,473,569
    01/01/2011 to 12/31/2011                        $10.00929         $9.61303         1,971,220
    01/01/2012 to 12/31/2012                         $9.61303        $10.75680         2,668,996
-----------------------------------------------------------------------------------------------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
    05/01/2006 to 12/31/2006                         $9.99874        $10.53609            71,662
    01/01/2007 to 12/31/2007                        $10.53609        $11.26222           283,687
    01/01/2008 to 12/31/2008                        $11.26222         $7.26552         1,779,824
    01/01/2009 to 12/31/2009                         $7.26552         $8.86111         8,593,359
    01/01/2010 to 12/31/2010                         $8.86111         $9.97923        10,586,571
    01/01/2011 to 12/31/2011                         $9.97923         $9.67928         8,705,424
    01/01/2012 to 12/31/2012                         $9.67928        $10.54500         9,787,875

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    05/01/2006 to 12/31/2006                                      $9.99874        $10.31485           100,669
    01/01/2007 to 12/31/2007                                     $10.31485        $11.31636           374,786
    01/01/2008 to 12/31/2008                                     $11.31636         $6.60696         1,947,722
    01/01/2009 to 12/31/2009                                      $6.60696         $8.19609        12,858,817
    01/01/2010 to 12/31/2010                                      $8.19609         $9.60610        16,273,232
    01/01/2011 to 12/31/2011                                      $9.60610         $8.87180        11,140,097
    01/01/2012 to 12/31/2012                                      $8.87180         $9.86507        14,706,594
------------------------------------------------------------------------------------------------------------------
AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008                                     $9.99874         $7.47746           150,004
    01/01/2009 to 11/13/2009                                      $7.47746         $8.37230                 0
------------------------------------------------------------------------------------------------------------------
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012                                     $9.99874        $10.75732         7,709,723
------------------------------------------------------------------------------------------------------------------
AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008                                    $10.17542         $6.11700             5,945
    01/01/2009 to 12/31/2009                                      $6.11700         $8.13797           106,511
    01/01/2010 to 12/31/2010                                      $8.13797         $9.63255           192,701
    01/01/2011 to 12/31/2011                                      $9.63255         $9.00776           131,779
    01/01/2012 to 12/31/2012                                      $9.00776        $11.24753           203,005
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                                      $9.93510        $10.26259            28,274
    01/01/2007 to 12/31/2007                                     $10.26259        $11.51919           118,236
    01/01/2008 to 12/31/2008                                     $11.51919         $6.77534           202,174
    01/01/2009 to 12/31/2009                                      $6.77534         $9.96770           816,286
    01/01/2010 to 12/31/2010                                      $9.96770        $10.82533           781,848
    01/01/2011 to 12/31/2011                                     $10.82533        $10.23845           519,567
    01/01/2012 to 12/31/2012                                     $10.23845        $12.07463           654,675
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006                                      $9.96069        $11.04566            57,035
    01/01/2007 to 12/31/2007                                     $11.04566        $11.43381           133,709
    01/01/2008 to 12/31/2008                                     $11.43381         $6.67776           175,361
    01/01/2009 to 12/31/2009                                      $6.67776         $7.83769           376,536
    01/01/2010 to 12/31/2010                                      $7.83769         $8.71263           432,046
    01/01/2011 to 12/31/2011                                      $8.71263         $8.10638           372,233
    01/01/2012 to 12/31/2012                                      $8.10638         $9.55241           415,561
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                                      $9.95809         $9.87709            15,491
    01/01/2007 to 12/31/2007                                      $9.87709        $11.60729            69,386
    01/01/2008 to 12/31/2008                                     $11.60729         $6.76729           106,877
    01/01/2009 to 12/31/2009                                      $6.76729        $10.46870           740,477
    01/01/2010 to 12/31/2010                                     $10.46870        $12.35275           763,649
    01/01/2011 to 12/31/2011                                     $12.35275        $11.80230           509,810
    01/01/2012 to 12/31/2012                                     $11.80230        $13.90165           650,563
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008                                    $10.03362         $7.64384            28,596
    01/01/2009 to 12/31/2009                                      $7.64384         $9.54810           263,795
    01/01/2010 to 12/31/2010                                      $9.54810        $11.91907           399,917
    01/01/2011 to 12/31/2011                                     $11.91907        $11.89024           269,954
    01/01/2012 to 12/31/2012                                     $11.89024        $13.54566           414,297

                                                                                                 Number of
                                                             Accumulation     Accumulation      Accumulation
                                                             Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                              Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------------
AST HIGH YIELD PORTFOLIO
    05/01/2006 to 12/31/2006                                    $9.99874        $10.57653           45,123
    01/01/2007 to 12/31/2007                                   $10.57653        $10.67274           82,416
    01/01/2008 to 12/31/2008                                   $10.67274         $7.82524          107,722
    01/01/2009 to 12/31/2009                                    $7.82524        $10.44540          443,242
    01/01/2010 to 12/31/2010                                   $10.44540        $11.67447          621,288
    01/01/2011 to 12/31/2011                                   $11.67447        $11.86124          552,891
    01/01/2012 to 12/31/2012                                   $11.86124        $13.30052          666,213
----------------------------------------------------------------------------------------------------------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008                                  $10.08931         $7.62229          594,087
    01/01/2009 to 12/31/2009                                    $7.62229         $9.26113        5,204,694
    01/01/2010 to 12/31/2010                                    $9.26113        $10.17744        6,865,530
    01/01/2011 to 12/31/2011                                   $10.17744         $9.97148        6,333,151
    01/01/2012 to 12/31/2012                                    $9.97148        $10.81372        6,886,438
----------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006                                   $9.99225        $10.61561           57,399
    01/01/2007 to 12/31/2007                                   $10.61561        $12.44440          160,902
    01/01/2008 to 12/31/2008                                   $12.44440         $6.09868          233,765
    01/01/2009 to 12/31/2009                                    $6.09868         $8.12488          394,964
    01/01/2010 to 12/31/2010                                    $8.12488         $9.16080          470,685
    01/01/2011 to 12/31/2011                                    $9.16080         $7.85528          350,301
    01/01/2012 to 12/31/2012                                    $7.85528         $9.31060          402,788
----------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2006* to 12/31/2006                                  $10.01040        $10.87892           66,935
    01/01/2007 to 12/31/2007                                   $10.87892        $12.61913          193,893
    01/01/2008 to 12/31/2008                                   $12.61913         $6.95843          217,704
    01/01/2009 to 12/31/2009                                    $6.95843         $8.94211          448,995
    01/01/2010 to 12/31/2010                                    $8.94211         $9.78154          522,920
    01/01/2011 to 12/31/2011                                    $9.78154         $8.42354          424,730
    01/01/2012 to 12/31/2012                                    $8.42354         $9.67819          505,967
----------------------------------------------------------------------------------------------------------------
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
 FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008                                  $10.11182         $7.14571          252,249
    01/01/2009 to 12/31/2009                                    $7.14571         $8.91307        3,437,241
    01/01/2010 to 12/31/2010                                    $8.91307         $9.98987        4,626,865
    01/01/2011 to 12/31/2011                                    $9.98987         $9.78156        3,706,411
    01/01/2012 to 12/31/2012                                    $9.78156        $10.94038        4,483,021
----------------------------------------------------------------------------------------------------------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    05/01/2006 to 12/31/2006                                    $9.96739        $10.54879           13,180
    01/01/2007 to 12/31/2007                                   $10.54879        $10.58861           57,137
    01/01/2008 to 12/31/2008                                   $10.58861         $8.59008        2,495,791
    01/01/2009 to 12/31/2009                                    $8.59008        $10.32164        8,909,402
    01/01/2010 to 12/31/2010                                   $10.32164        $10.90809        9,450,984
    01/01/2011 to 12/31/2011                                   $10.90809        $10.76681        8,322,451
    01/01/2012 to 12/31/2012                                   $10.76681        $11.73884        9,071,204
----------------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009                                  $10.08412        $10.29227            1,459
    01/01/2010 to 12/31/2010                                   $10.29227        $11.28218           54,941
    01/01/2011 to 12/31/2011                                   $11.28218        $11.18383           83,729
    01/01/2012 to 12/31/2012                                   $11.18383        $12.68552          161,930

                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                 Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009                     $10.14551        $10.30208            8,911
    01/01/2010 to 12/31/2010                      $10.30208        $11.53709           70,990
    01/01/2011 to 12/31/2011                      $11.53709        $10.69415           56,139
    01/01/2012 to 12/31/2012                      $10.69415        $11.92429           72,835
---------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006                       $9.99874        $10.59240           51,756
    01/01/2007 to 12/31/2007                      $10.59240        $11.41442          141,891
    01/01/2008 to 12/31/2008                      $11.41442         $6.58885          218,870
    01/01/2009 to 12/31/2009                       $6.58885         $8.81640          648,708
    01/01/2010 to 12/31/2010                       $8.81640         $9.30432          846,204
    01/01/2011 to 12/31/2011                       $9.30432         $8.32407          668,977
    01/01/2012 to 12/31/2012                       $8.32407         $9.99280          785,744
---------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006                       $9.96006        $11.02379           56,395
    01/01/2007 to 12/31/2007                      $11.02379        $10.53044          127,887
    01/01/2008 to 12/31/2008                      $10.53044         $6.06725          214,857
    01/01/2009 to 12/31/2009                       $6.06725         $7.13569          385,899
    01/01/2010 to 12/31/2010                       $7.13569         $7.95146          454,900
    01/01/2011 to 12/31/2011                       $7.95146         $7.50265          399,727
    01/01/2012 to 12/31/2012                       $7.50265         $8.63555          442,255
---------------------------------------------------------------------------------------------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    05/01/2006 to 12/31/2006                       $9.99874        $10.49063            9,991
    01/01/2007 to 12/31/2007                      $10.49063        $10.95860           38,378
    01/01/2008 to 12/31/2008                      $10.95860         $8.28202           46,938
    01/01/2009 to 12/31/2009                       $8.28202        $10.97774          253,610
    01/01/2010 to 12/31/2010                      $10.97774        $12.26034          336,988
    01/01/2011 to 12/31/2011                      $12.26034        $13.30142          963,892
    01/01/2012 to 12/31/2012                      $13.30142        $13.87485        1,060,639
---------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                       $9.94821        $10.22734           59,918
    01/01/2007 to 12/31/2007                      $10.22734        $11.57756          132,600
    01/01/2008 to 12/31/2008                      $11.57756         $6.42308          210,852
    01/01/2009 to 12/31/2009                       $6.42308         $8.20734          436,573
    01/01/2010 to 12/31/2010                       $8.20734         $9.67845          566,960
    01/01/2011 to 12/31/2011                       $9.67845         $9.44386          454,529
    01/01/2012 to 12/31/2012                       $9.44386        $10.44016          527,054
---------------------------------------------------------------------------------------------------
AST MFS GLOBAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006                       $9.96027        $11.11545           34,108
    01/01/2007 to 12/31/2007                      $11.11545        $11.97391          106,458
    01/01/2008 to 12/31/2008                      $11.97391         $7.78320          172,126
    01/01/2009 to 12/31/2009                       $7.78320        $10.07929          304,375
    01/01/2010 to 12/31/2010                      $10.07929        $11.12120          379,744
    01/01/2011 to 12/31/2011                      $11.12120        $10.60861          353,785
    01/01/2012 to 12/31/2012                      $10.60861        $12.85735          428,605

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.93185        $10.39379           21,380
    01/01/2007 to 12/31/2007                             $10.39379        $11.78062           57,864
    01/01/2008 to 12/31/2008                             $11.78062         $7.38927           92,343
    01/01/2009 to 12/31/2009                              $7.38927         $9.04493          149,026
    01/01/2010 to 12/31/2010                              $9.04493        $10.04560          163,547
    01/01/2011 to 12/31/2011                             $10.04560         $9.83366          169,713
    01/01/2012 to 12/31/2012                              $9.83366        $11.33774          215,576
----------------------------------------------------------------------------------------------------------
AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012                             $9.99874        $10.20155            7,668
----------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.92917        $10.41366           13,257
    01/01/2007 to 12/31/2007                             $10.41366        $10.53613           68,861
    01/01/2008 to 12/31/2008                             $10.53613         $6.41960           81,548
    01/01/2009 to 12/31/2009                              $6.41960         $8.77984          212,717
    01/01/2010 to 12/31/2010                              $8.77984        $10.68701          280,877
    01/01/2011 to 12/31/2011                             $10.68701        $10.16087          207,670
    01/01/2012 to 12/31/2012                             $10.16087        $11.84769          268,805
----------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    05/01/2006* to 12/31/2006                             $9.99991        $10.21812          142,009
    01/01/2007 to 12/31/2007                             $10.21812        $10.55481          439,666
    01/01/2008 to 12/31/2008                             $10.55481        $10.65447        2,759,260
    01/01/2009 to 12/31/2009                             $10.65447        $10.51751        2,267,294
    01/01/2010 to 12/31/2010                             $10.51751        $10.35969        1,594,489
    01/01/2011 to 12/31/2011                             $10.35969        $10.20379        1,713,284
    01/01/2012 to 12/31/2012                             $10.20379        $10.04893        2,009,285
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006                             $10.03587        $10.17022           44,095
    01/01/2007 to 12/31/2007                             $10.17022        $10.33156          108,936
    01/01/2008 to 12/31/2008                             $10.33156         $5.87444          133,061
    01/01/2009 to 12/31/2009                              $5.87444         $8.13599          582,751
    01/01/2010 to 12/31/2010                              $8.13599         $9.88948          766,853
    01/01/2011 to 12/31/2011                              $9.88948         $9.49682          526,809
    01/01/2012 to 12/31/2012                              $9.49682        $10.95341          556,742
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                            $10.02865        $10.07295            2,905
    01/01/2012 to 12/31/2012                             $10.07295        $10.40226           56,760
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.96512        $10.21327           38,268
    01/01/2007 to 12/31/2007                             $10.21327        $12.28959           92,876
    01/01/2008 to 12/31/2008                             $12.28959         $6.87585          136,526
    01/01/2009 to 12/31/2009                              $6.87585         $8.78786          291,632
    01/01/2010 to 12/31/2010                              $8.78786        $11.13543          421,493
    01/01/2011 to 12/31/2011                             $11.13543        $11.15065          382,255
    01/01/2012 to 12/31/2012                             $11.15065        $12.33993          416,975
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.98815         $9.45733           10,879
    01/01/2007 to 12/31/2007                              $9.45733        $11.05501           48,803
    01/01/2008 to 12/31/2008                             $11.05501         $6.25525           67,244
    01/01/2009 to 12/31/2009                              $6.25525         $7.54954          189,275
    01/01/2010 to 12/31/2010                              $7.54954         $8.94111          272,224
    01/01/2011 to 04/29/2011                              $8.94111        $10.03294                0

                                                                                         Number of
                                                     Accumulation     Accumulation      Accumulation
                                                     Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012                           $9.99874        $10.33248           406,988
--------------------------------------------------------------------------------------------------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008                          $10.10148         $5.57715             2,526
    01/01/2009 to 12/31/2009                            $5.57715         $9.14495         1,041,944
    01/01/2010 to 12/31/2010                            $9.14495        $11.01080         1,678,816
    01/01/2011 to 12/31/2011                           $11.01080         $8.64490           876,131
    01/01/2012 to 12/31/2012                            $8.64490        $10.03905         1,051,434
--------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2006 to 12/31/2006                            $9.98034        $10.17953             9,194
    01/01/2007 to 12/31/2007                           $10.17953        $10.70491            27,226
    01/01/2008 to 12/31/2008                           $10.70491        $10.65895           273,679
    01/01/2009 to 12/31/2009                           $10.65895        $11.56999           491,388
    01/01/2010 to 12/31/2010                           $11.56999        $11.83776           692,562
    01/01/2011 to 12/31/2011                           $11.83776        $11.91937           736,600
    01/01/2012 to 12/31/2012                           $11.91937        $12.28836           791,103
--------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2006* to 12/31/2006                           $9.97139        $10.31233            81,554
    01/01/2007 to 12/31/2007                           $10.31233        $10.99780           175,563
    01/01/2008 to 12/31/2008                           $10.99780        $10.58517           737,508
    01/01/2009 to 12/31/2009                           $10.58517        $12.14622         4,497,611
    01/01/2010 to 12/31/2010                           $12.14622        $12.88400         6,521,873
    01/01/2011 to 12/31/2011                           $12.88400        $13.09095         5,367,829
    01/01/2012 to 12/31/2012                           $13.09095        $14.09248         6,451,327
--------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006                            $9.97932        $10.42580            41,155
    01/01/2007 to 12/31/2007                           $10.42580        $11.16097           213,961
    01/01/2008 to 12/31/2008                           $11.16097         $8.84892         4,320,625
    01/01/2009 to 12/31/2009                            $8.84892        $10.45993        16,267,702
    01/01/2010 to 12/31/2010                           $10.45993        $11.38917        20,251,502
    01/01/2011 to 12/31/2011                           $11.38917        $11.32728        19,218,290
    01/01/2012 to 12/31/2012                           $11.32728        $12.31131        20,048,396
--------------------------------------------------------------------------------------------------------
AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                          $10.01866        $10.07285             6,679
    01/01/2012 to 12/31/2012                           $10.07285        $10.62414           160,252
--------------------------------------------------------------------------------------------------------
AST QMA US EQUITY ALPHA PORTFOLIO
    05/01/2006 to 12/31/2006                            $9.95097        $10.74043            26,327
    01/01/2007 to 12/31/2007                           $10.74043        $10.79584           109,945
    01/01/2008 to 12/31/2008                           $10.79584         $6.51497           137,469
    01/01/2009 to 12/31/2009                            $6.51497         $7.81555           236,297
    01/01/2010 to 12/31/2010                            $7.81555         $8.85453           252,083
    01/01/2011 to 12/31/2011                            $8.85453         $9.02103           234,580
    01/01/2012 to 12/31/2012                            $9.02103        $10.55351           307,625
--------------------------------------------------------------------------------------------------------
AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011                           $9.99874         $8.90747                 0
    01/01/2012 to 12/31/2012                            $8.90747         $9.92541               138

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
 FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008                              $10.09931         $6.70326           384,017
    01/01/2009 to 12/31/2009                                $6.70326         $8.37330         4,604,696
    01/01/2010 to 12/31/2010                                $8.37330         $9.42811         6,724,473
    01/01/2011 to 12/31/2011                                $9.42811         $9.06262         4,840,317
    01/01/2012 to 12/31/2012                                $9.06262        $10.34330         6,553,917
------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006                                $9.98449        $10.58114            28,050
    01/01/2007 to 12/31/2007                               $10.58114        $11.34807            50,902
    01/01/2008 to 12/31/2008                               $11.34807         $7.80093           541,511
    01/01/2009 to 12/31/2009                                $7.80093         $9.78770         5,527,106
    01/01/2010 to 12/31/2010                                $9.78770        $10.77678         8,729,302
    01/01/2011 to 12/31/2011                               $10.77678        $10.25384         6,982,765
    01/01/2012 to 12/31/2012                               $10.25384        $11.22172         8,188,208
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006                               $9.90522         $9.92188            15,284
    01/01/2007 to 12/31/2007                                $9.92188        $10.46833            49,715
    01/01/2008 to 12/31/2008                               $10.46833         $6.70061            81,727
    01/01/2009 to 12/31/2009                                $6.70061         $8.83559           185,740
    01/01/2010 to 12/31/2010                                $8.83559        $11.86932           315,242
    01/01/2011 to 12/31/2011                               $11.86932        $11.57388           281,553
    01/01/2012 to 12/31/2012                               $11.57388        $12.78458           341,947
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006                                $9.99256        $10.47191            33,223
    01/01/2007 to 12/31/2007                               $10.47191         $9.73292           127,547
    01/01/2008 to 12/31/2008                                $9.73292         $6.73606           266,159
    01/01/2009 to 12/31/2009                                $6.73606         $8.42432           409,674
    01/01/2010 to 12/31/2010                                $8.42432        $10.45223           478,873
    01/01/2011 to 12/31/2011                               $10.45223         $9.67773           389,214
    01/01/2012 to 12/31/2012                                $9.67773        $11.26057           388,934
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006                                $9.96827        $10.63917            26,346
    01/01/2007 to 12/31/2007                               $10.63917        $11.13836           209,218
    01/01/2008 to 12/31/2008                               $11.13836         $8.12262         1,854,755
    01/01/2009 to 12/31/2009                                $8.12262         $9.92935         9,485,424
    01/01/2010 to 12/31/2010                                $9.92935        $10.90571        12,526,458
    01/01/2011 to 12/31/2011                               $10.90571        $10.95260        11,437,020
    01/01/2012 to 12/31/2012                               $10.95260        $12.24090        13,385,369
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    05/01/2006 to 12/31/2006                                $9.95058        $11.08082            44,340
    01/01/2007 to 12/31/2007                               $11.08082        $10.52167            90,758
    01/01/2008 to 12/31/2008                               $10.52167         $6.02125            94,337
    01/01/2009 to 12/31/2009                                $6.02125         $7.34030           423,253
    01/01/2010 to 12/31/2010                                $7.34030         $8.18554           514,767
    01/01/2011 to 12/31/2011                                $8.18554         $7.92860           365,775
    01/01/2012 to 12/31/2012                                $7.92860         $9.15434           596,572

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    05/01/2006 to 12/31/2006                                 $9.98973        $10.30713           24,861
    01/01/2007 to 12/31/2007                                $10.30713        $11.12805           57,667
    01/01/2008 to 12/31/2008                                $11.12805        $10.69133          156,631
    01/01/2009 to 12/31/2009                                $10.69133        $11.80367          409,662
    01/01/2010 to 12/31/2010                                $11.80367        $12.29119          466,177
    01/01/2011 to 12/31/2011                                $12.29119        $12.60300          430,868
    01/01/2012 to 12/31/2012                                $12.60300        $13.05891          488,280
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006                                $9.94026        $10.47609           43,555
    01/01/2007 to 12/31/2007                                $10.47609        $11.16482          124,564
    01/01/2008 to 12/31/2008                                $11.16482         $6.53413          187,362
    01/01/2009 to 12/31/2009                                 $6.53413         $9.86862          558,526
    01/01/2010 to 12/31/2010                                 $9.86862        $11.25440          802,365
    01/01/2011 to 12/31/2011                                $11.25440        $10.89495          646,172
    01/01/2012 to 12/31/2012                                $10.89495        $12.61485          861,455
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    05/01/2006 to 12/31/2006                                $10.14759         $9.83697           89,048
    01/01/2007 to 12/31/2007                                 $9.83697        $13.60991          492,266
    01/01/2008 to 12/31/2008                                $13.60991         $6.70277          838,493
    01/01/2009 to 12/31/2009                                 $6.70277         $9.85783        2,292,411
    01/01/2010 to 12/31/2010                                 $9.85783        $11.69296        2,773,962
    01/01/2011 to 12/31/2011                                $11.69296         $9.79692        1,987,127
    01/01/2012 to 12/31/2012                                 $9.79692         $9.99607        2,235,786
-------------------------------------------------------------------------------------------------------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006                                 $9.97083        $10.66139          338,838
    01/01/2007 to 12/31/2007                                $10.66139        $11.50135          828,348
    01/01/2008 to 12/31/2008                                $11.50135         $6.53179          909,806
    01/01/2009 to 12/31/2009                                 $6.53179         $8.26091        1,274,354
    01/01/2010 to 12/31/2010                                 $8.26091         $9.32545        1,435,409
    01/01/2011 to 12/31/2011                                 $9.32545         $8.86601        1,575,912
    01/01/2012 to 12/31/2012                                 $8.86601         $9.69157        1,881,604
-------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007                                $9.99874         $9.98107                0
    01/01/2008 to 12/31/2008                                 $9.98107         $9.31646          155,946
    01/01/2009 to 12/31/2009                                 $9.31646        $10.24119          940,945
    01/01/2010 to 12/31/2010                                $10.24119        $10.87128        1,513,592
    01/01/2011 to 12/31/2011                                $10.87128        $11.35046        1,420,753
    01/01/2012 to 12/31/2012                                $11.35046        $12.05471        1,754,893
-------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO
    08/20/2012* to 12/31/2012                                $9.99874        $10.39046              747
-------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008                               $10.07814         $6.64843          792,320
    01/01/2009 to 12/31/2009                                 $6.64843         $8.51531        5,928,271
    01/01/2010 to 12/31/2010                                 $8.51531         $9.24408        8,882,311
    01/01/2011 to 12/31/2011                                 $9.24408         $8.95108        6,520,466
    01/01/2012 to 09/21/2012                                 $8.95108        $10.03722                0



 *  Denotes the start date of these sub-accounts

                                PREMIER X SERIES
                          PRUCO LIFE INSURANCE COMPANY
                                   PROSPECTUS

  ACCUMULATION UNIT VALUES: WITH HD GRO 60 BPS AND COMBO 5%/HAV 80 BPS (2.95%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.02446        $12.14965          13,020
    01/01/2010 to 12/31/2010                             $12.14965        $13.21360          18,869
    01/01/2011 to 12/31/2011                             $13.21360        $12.49428           5,627
    01/01/2012 to 12/31/2012                             $12.49428        $13.66074           7,318
----------------------------------------------------------------------------------------------------------
AST ADVANCED STRATEGIES PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.03680        $12.34562          27,619
    01/01/2010 to 12/31/2010                             $12.34562        $13.63558          26,045
    01/01/2011 to 12/31/2011                             $13.63558        $13.26029          16,219
    01/01/2012 to 12/31/2012                             $13.26029        $14.63763          17,786
----------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.07546        $12.39336             836
    01/01/2010 to 12/31/2010                             $12.39336        $13.70528             790
    01/01/2011 to 12/31/2011                             $13.70528        $13.78862             434
    01/01/2012 to 05/04/2012                             $13.78862        $14.91819               0
----------------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.02327        $11.97544          12,470
    01/01/2010 to 12/31/2010                             $11.97544        $13.06479          30,991
    01/01/2011 to 12/31/2011                             $13.06479        $12.53676          13,226
    01/01/2012 to 12/31/2012                             $12.53676        $13.69607          13,702
----------------------------------------------------------------------------------------------------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011                             $9.99761         $9.09070               0
    01/01/2012 to 12/31/2012                              $9.09070         $9.88003             473
----------------------------------------------------------------------------------------------------------
AST BLACKROCK VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.09805        $12.68715             787
    01/01/2010 to 12/31/2010                             $12.68715        $13.85711             748
    01/01/2011 to 12/31/2011                             $13.85711        $13.39438             339
    01/01/2012 to 12/31/2012                             $13.39438        $14.75340             422
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2016
    05/01/2009 to 12/31/2009                              $9.93798         $9.55647               0
    01/01/2010 to 12/31/2010                              $9.55647        $10.26446               0
    01/01/2011 to 12/31/2011                             $10.26446        $10.93204               0
    01/01/2012 to 12/31/2012                             $10.93204        $11.06040               0
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2018
    05/01/2009 to 12/31/2009                              $9.92241         $9.62205               0
    01/01/2010 to 12/31/2010                              $9.62205        $10.39180               0
    01/01/2011 to 12/31/2011                             $10.39180        $11.46532               0
    01/01/2012 to 12/31/2012                             $11.46532        $11.77275               0
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2019
    05/01/2009 to 12/31/2009                              $9.90519         $9.52347               0
    01/01/2010 to 12/31/2010                              $9.52347        $10.30156               0
    01/01/2011 to 12/31/2011                             $10.30156        $11.60533               0
    01/01/2012 to 12/31/2012                             $11.60533        $11.93263           5,849

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2020
    05/01/2009 to 12/31/2009                                      $9.88390         $9.20011               0
    01/01/2010 to 12/31/2010                                      $9.20011         $9.99504          29,718
    01/01/2011 to 12/31/2011                                      $9.99504        $11.52261           3,365
    01/01/2012 to 12/31/2012                                     $11.52261        $11.89913           5,376
------------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010                                     $9.99681        $10.88888          21,997
    01/01/2011 to 12/31/2011                                     $10.88888        $12.72484         184,879
    01/01/2012 to 12/31/2012                                     $12.72484        $13.19929          50,307
------------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011                                     $9.99761        $11.89046          49,475
    01/01/2012 to 12/31/2012                                     $11.89046        $12.22448         149,643
------------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2023
    01/03/2012* to 12/31/2012                                     $9.99682        $10.28586          25,736
------------------------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                     $10.03857        $12.24278          77,092
    01/01/2010 to 12/31/2010                                     $12.24278        $13.48272          81,979
    01/01/2011 to 12/31/2011                                     $13.48272        $12.77918          32,150
    01/01/2012 to 12/31/2012                                     $12.77918        $14.11565          47,398
------------------------------------------------------------------------------------------------------------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                     $10.03963        $11.87231          12,709
    01/01/2010 to 12/31/2010                                     $11.87231        $12.90674          12,757
    01/01/2011 to 12/31/2011                                     $12.90674        $12.30979          10,623
    01/01/2012 to 12/31/2012                                     $12.30979        $13.18580          12,555
------------------------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2009 to 12/31/2009                                      $9.61459        $14.43234           3,001
    01/01/2010 to 12/31/2010                                     $14.43234        $18.04155           1,457
    01/01/2011 to 12/31/2011                                     $18.04155        $18.68048             663
    01/01/2012 to 12/31/2012                                     $18.68048        $20.92906             912
------------------------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                      $9.98041        $12.91275             556
    01/01/2010 to 12/31/2010                                     $12.91275        $16.62530             977
    01/01/2011 to 12/31/2011                                     $16.62530        $14.03194             561
    01/01/2012 to 12/31/2012                                     $14.03194        $16.36505             843
------------------------------------------------------------------------------------------------------------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                     $10.02668        $11.90548          15,388
    01/01/2010 to 12/31/2010                                     $11.90548        $13.10518          11,820
    01/01/2011 to 12/31/2011                                     $13.10518        $12.41548           8,836
    01/01/2012 to 12/31/2012                                     $12.41548        $13.70345           9,133
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
    05/01/2009 to 12/31/2009                                     $10.01294        $12.22965           5,632
    01/01/2010 to 12/31/2010                                     $12.22965        $13.58559           4,832
    01/01/2011 to 12/31/2011                                     $13.58559        $12.99831           3,215
    01/01/2012 to 12/31/2012                                     $12.99831        $13.96786           2,517
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    05/01/2009 to 12/31/2009                                      $9.98494        $12.09006          22,900
    01/01/2010 to 12/31/2010                                     $12.09006        $13.97741          10,480
    01/01/2011 to 12/31/2011                                     $13.97741        $12.73366           4,862
    01/01/2012 to 12/31/2012                                     $12.73366        $13.96618           9,795
------------------------------------------------------------------------------------------------------------------
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012                                     $9.99762        $10.65805          19,198

                                                                                                 Number of
                                                             Accumulation     Accumulation      Accumulation
                                                             Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                              Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------------
AST GLOBAL REAL ESTATE PORTFOLIO
    05/01/2009 to 12/31/2009                                    $9.85920        $13.85928            301
    01/01/2010 to 12/31/2010                                   $13.85928        $16.18173            537
    01/01/2011 to 12/31/2011                                   $16.18173        $14.92661            198
    01/01/2012 to 12/31/2012                                   $14.92661        $18.38438            277
----------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                   $10.04640        $12.76940          5,379
    01/01/2010 to 12/31/2010                                   $12.76940        $13.67964          4,365
    01/01/2011 to 12/31/2011                                   $13.67964        $12.76237          2,471
    01/01/2012 to 12/31/2012                                   $12.76237        $14.84619          2,880
----------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                   $10.12441        $12.13788          1,283
    01/01/2010 to 12/31/2010                                   $12.13788        $13.30952            986
    01/01/2011 to 12/31/2011                                   $13.30952        $12.21514            536
    01/01/2012 to 12/31/2012                                   $12.21514        $14.19795            519
----------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                   $10.05944        $13.41116          1,228
    01/01/2010 to 12/31/2010                                   $13.41116        $15.60961            497
    01/01/2011 to 12/31/2011                                   $15.60961        $14.71140            179
    01/01/2012 to 12/31/2012                                   $14.71140        $17.09191            269
----------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                    $9.95298        $12.68960            222
    01/01/2010 to 12/31/2010                                   $12.68960        $15.62558            518
    01/01/2011 to 12/31/2011                                   $15.62558        $15.37615            258
    01/01/2012 to 12/31/2012                                   $15.37615        $17.27805            263
----------------------------------------------------------------------------------------------------------------
AST HIGH YIELD PORTFOLIO
    05/01/2009 to 12/31/2009                                   $10.01687        $12.44787              0
    01/01/2010 to 12/31/2010                                   $12.44787        $13.72365            489
    01/01/2011 to 12/31/2011                                   $13.72365        $13.75411            248
    01/01/2012 to 12/31/2012                                   $13.75411        $15.21285            343
----------------------------------------------------------------------------------------------------------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                   $10.02446        $11.79459          1,433
    01/01/2010 to 12/31/2010                                   $11.79459        $12.78541          3,319
    01/01/2011 to 12/31/2011                                   $12.78541        $12.35668          1,562
    01/01/2012 to 12/31/2012                                   $12.35668        $13.21768          1,693
----------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                   $10.14299        $13.19877            761
    01/01/2010 to 12/31/2010                                   $13.19877        $14.67945          1,006
    01/01/2011 to 12/31/2011                                   $14.67945        $12.41627            446
    01/01/2012 to 12/31/2012                                   $12.41627        $14.51610            620
----------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                   $10.11749        $13.03119            535
    01/01/2010 to 12/31/2010                                   $13.03119        $14.06081            512
    01/01/2011 to 12/31/2011                                   $14.06081        $11.94417            254
    01/01/2012 to 12/31/2012                                   $11.94417        $13.53606            344
----------------------------------------------------------------------------------------------------------------
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
 FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                   $10.04081        $12.18110            290
    01/01/2010 to 12/31/2010                                   $12.18110        $13.46704            370
    01/01/2011 to 12/31/2011                                   $13.46704        $13.00722            132
    01/01/2012 to 12/31/2012                                   $13.00722        $14.34980             45

                                                                                          Number of
                                                      Accumulation     Accumulation      Accumulation
                                                      Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                       Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    05/01/2009 to 12/31/2009                            $10.07956        $11.60326          3,077
    01/01/2010 to 12/31/2010                            $11.60326        $12.09566          4,452
    01/01/2011 to 12/31/2011                            $12.09566        $11.77703          2,478
    01/01/2012 to 12/31/2012                            $11.77703        $12.66517          3,240
---------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009                           $10.08300        $10.27380            288
    01/01/2010 to 12/31/2010                            $10.27380        $11.10882            666
    01/01/2011 to 12/31/2011                            $11.10882        $10.86250            223
    01/01/2012 to 12/31/2012                            $10.86250        $12.15304            358
---------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009                           $10.14438        $10.28361              0
    01/01/2010 to 12/31/2010                            $10.28361        $11.35995              0
    01/01/2011 to 12/31/2011                            $11.35995        $10.38685              0
    01/01/2012 to 12/31/2012                            $10.38685        $11.42376              0
---------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                            $10.12715        $13.51479          1,772
    01/01/2010 to 12/31/2010                            $13.51479        $14.06906          1,768
    01/01/2011 to 12/31/2011                            $14.06906        $12.41579          1,104
    01/01/2012 to 12/31/2012                            $12.41579        $14.70157          1,222
---------------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                            $10.06243        $12.66367          1,730
    01/01/2010 to 12/31/2010                            $12.66367        $13.91972          1,413
    01/01/2011 to 12/31/2011                            $13.91972        $12.95575            727
    01/01/2012 to 12/31/2012                            $12.95575        $14.70880            769
---------------------------------------------------------------------------------------------------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    05/01/2009 to 12/31/2009                            $10.03365        $12.01819              0
    01/01/2010 to 12/31/2010                            $12.01819        $13.23989              0
    01/01/2011 to 12/31/2011                            $13.23989        $14.16931              0
    01/01/2012 to 12/31/2012                            $14.16931        $14.57861              0
---------------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                            $10.00706        $12.64572          5,784
    01/01/2010 to 12/31/2010                            $12.64572        $14.70981          2,852
    01/01/2011 to 12/31/2011                            $14.70981        $14.15841          1,570
    01/01/2012 to 12/31/2012                            $14.15841        $15.43885          1,868
---------------------------------------------------------------------------------------------------------
AST MFS GLOBAL EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                            $10.07220        $13.29257            862
    01/01/2010 to 12/31/2010                            $13.29257        $14.46732            927
    01/01/2011 to 12/31/2011                            $14.46732        $13.61306            413
    01/01/2012 to 12/31/2012                            $13.61306        $16.27386            601
---------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                            $10.02798        $12.08547          4,955
    01/01/2010 to 12/31/2010                            $12.08547        $13.24017          3,591
    01/01/2011 to 12/31/2011                            $13.24017        $12.78488          2,289
    01/01/2012 to 12/31/2012                            $12.78488        $14.53945          2,516
---------------------------------------------------------------------------------------------------------
AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012                            $9.99762        $10.14988              0
---------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                             $9.98563        $13.15888            830
    01/01/2010 to 12/31/2010                            $13.15888        $15.79968            858
    01/01/2011 to 12/31/2011                            $15.79968        $14.81790            499
    01/01/2012 to 12/31/2012                            $14.81790        $17.04243            450

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    05/01/2009 to 12/31/2009                              $9.99942         $9.81329             122
    01/01/2010 to 12/31/2010                              $9.81329         $9.53428           1,606
    01/01/2011 to 12/31/2011                              $9.53428         $9.26367             765
    01/01/2012 to 12/31/2012                              $9.26367         $8.99838             990
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.13078        $13.64222               0
    01/01/2010 to 12/31/2010                             $13.64222        $16.35722               0
    01/01/2011 to 12/31/2011                             $16.35722        $15.49442               0
    01/01/2012 to 12/31/2012                             $15.49442        $17.62741               0
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                            $10.02752        $10.04914               0
    01/01/2012 to 12/31/2012                             $10.04914        $10.23613               0
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                              $9.97654        $12.29592           2,852
    01/01/2010 to 12/31/2010                             $12.29592        $15.36897           1,578
    01/01/2011 to 12/31/2011                             $15.36897        $15.18106             774
    01/01/2012 to 12/31/2012                             $15.18106        $16.57109             972
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                              $9.93437        $12.00057           1,718
    01/01/2010 to 12/31/2010                             $12.00057        $14.01944             525
    01/01/2011 to 04/29/2011                             $14.01944        $15.66141               0
----------------------------------------------------------------------------------------------------------
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012                             $9.99762        $10.23705             501
----------------------------------------------------------------------------------------------------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.05415        $14.71525           1,037
    01/01/2010 to 12/31/2010                             $14.71525        $17.47708             843
    01/01/2011 to 12/31/2011                             $17.47708        $13.53518             254
    01/01/2012 to 12/31/2012                             $13.53518        $15.50378             497
----------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2009 to 12/31/2009                              $9.99032        $10.42590              32
    01/01/2010 to 12/31/2010                             $10.42590        $10.52192              27
    01/01/2011 to 12/31/2011                             $10.52192        $10.45073              20
    01/01/2012 to 12/31/2012                             $10.45073        $10.62737              21
----------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2009 to 12/31/2009                              $9.98220        $10.99025           6,009
    01/01/2010 to 12/31/2010                             $10.99025        $11.49931           9,247
    01/01/2011 to 12/31/2011                             $11.49931        $11.52545           4,141
    01/01/2012 to 12/31/2012                             $11.52545        $12.23809           5,272
----------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.02076        $11.54365           7,145
    01/01/2010 to 12/31/2010                             $11.54365        $12.39835          22,449
    01/01/2011 to 12/31/2011                             $12.39835        $12.16361          11,633
    01/01/2012 to 12/31/2012                             $12.16361        $13.04005          11,751
----------------------------------------------------------------------------------------------------------
AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                            $10.01753        $10.04905               0
    01/01/2012 to 12/31/2012                             $10.04905        $10.45441               0
----------------------------------------------------------------------------------------------------------
AST QMA US EQUITY ALPHA PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.07692        $12.73663             830
    01/01/2010 to 12/31/2010                             $12.73663        $14.23370           1,357
    01/01/2011 to 12/31/2011                             $14.23370        $14.30449             519
    01/01/2012 to 12/31/2012                             $14.30449        $16.50658             751

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011                               $9.99761         $8.82585               0
    01/01/2012 to 12/31/2012                                $8.82585         $9.70047               0
------------------------------------------------------------------------------------------------------------
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
 FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.05218        $12.27557          11,261
    01/01/2010 to 12/31/2010                               $12.27557        $13.63420          14,402
    01/01/2011 to 12/31/2011                               $13.63420        $12.92780           7,557
    01/01/2012 to 12/31/2012                               $12.92780        $14.55352          15,560
------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.08059        $12.31748           4,321
    01/01/2010 to 12/31/2010                               $12.31748        $13.37803           8,944
    01/01/2011 to 12/31/2011                               $13.37803        $12.55586           3,680
    01/01/2012 to 12/31/2012                               $12.55586        $13.55363          11,394
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.00808        $13.06267             362
    01/01/2010 to 12/31/2010                               $13.06267        $17.30954             261
    01/01/2011 to 12/31/2011                               $17.30954        $16.64956              44
    01/01/2012 to 12/31/2012                               $16.64956        $18.14068              55
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                $9.97537        $12.87104             193
    01/01/2010 to 12/31/2010                               $12.87104        $15.75235             166
    01/01/2011 to 12/31/2011                               $15.75235        $14.38698              77
    01/01/2012 to 12/31/2012                               $14.38698        $16.51183              92
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.03811        $12.07954           6,992
    01/01/2010 to 12/31/2010                               $12.07954        $13.08694           9,784
    01/01/2011 to 12/31/2011                               $13.08694        $12.96481           5,058
    01/01/2012 to 12/31/2012                               $12.96481        $14.29232           4,929
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.09987        $12.83359           5,131
    01/01/2010 to 12/31/2010                               $12.83359        $14.11704           1,576
    01/01/2011 to 12/31/2011                               $14.11704        $13.48831           1,179
    01/01/2012 to 12/31/2012                               $13.48831        $15.36122           1,092
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.01712        $11.04419               0
    01/01/2010 to 12/31/2010                               $11.04419        $11.34386               0
    01/01/2011 to 12/31/2011                               $11.34386        $11.47383               0
    01/01/2012 to 12/31/2012                               $11.47383        $11.72679               0
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                $9.98672        $13.08861           4,447
    01/01/2010 to 12/31/2010                               $13.08861        $14.72376           4,140
    01/01/2011 to 12/31/2011                               $14.72376        $14.05996           1,893
    01/01/2012 to 12/31/2012                               $14.05996        $16.05759           2,438
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.30082        $13.67983           5,063
    01/01/2010 to 12/31/2010                               $13.67983        $16.00607           2,365
    01/01/2011 to 12/31/2011                               $16.00607        $13.22841             932
    01/01/2012 to 12/31/2012                               $13.22841        $13.31342           1,534

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.06151        $12.69361           4,191
    01/01/2010 to 12/31/2010                                $12.69361        $14.13468           6,093
    01/01/2011 to 12/31/2011                                $14.13468        $13.25567           3,090
    01/01/2012 to 12/31/2012                                $13.25567        $14.29238          10,223
-------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                 $9.98887        $10.69839             753
    01/01/2010 to 12/31/2010                                $10.69839        $11.20219           1,087
    01/01/2011 to 12/31/2011                                $11.20219        $11.53736             513
    01/01/2012 to 12/31/2012                                $11.53736        $12.08618             674
-------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2009 to 12/31/2009                                $10.07038        $12.75551          11,598
    01/01/2010 to 12/31/2010                                $12.75551        $13.65890          14,940
    01/01/2011 to 12/31/2011                                $13.65890        $13.04642           6,444
    01/01/2012 to 09/21/2012                                $13.04642        $14.48474               0



 *  Denotes the start date of these sub-accounts

              APPENDIX B - CALCULATION OF OPTIONAL DEATH BENEFITS


 EXAMPLES OF COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT CALCULATION
 The following are examples of how the Combination 5% Roll-Up and Highest Anniversary Value Death Benefit are calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

 Example with market increase and death before Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the 7/th/ anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $75,000; however, the Anniversary Value on the 5/th/ anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Roll-Up Value is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than both the Roll-Up Value ($67,005) and the amount that would have been payable under the basic Death Benefit ($75,000).

 Example with withdrawals
 Assume that the Owner made a withdrawal of $5,000 on the 6/th/ anniversary of the Issue Date when the Account Value was $45,000. The Roll-Up Value on the 6/th/ anniversary of the Issue Date is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The 5% Dollar-for-Dollar Withdrawal Limit for the 7/th/ annuity year is equal to 5% of the Roll-Up Value as of the 6/th/ anniversary of the Issue Date, or $3,350. Therefore, the remaining $1,650 of the withdrawal results in a proportional reduction to the Roll-Up Value. On the 7/th/ anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $43,000; however, the Anniversary Value on the 2/nd/ anniversary of the Issue Date was $70,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit.

 Roll-Up Value                =    {($67,005 - $3,350) - [($67,005 - $3,350) * $1,650/($45,000 - $3,350)]} * 1.05
                              =    ($63,655 - $2,522) * 1.05
                              =    $64,190

 Highest Anniversary Value    =    $70,000 - [$70,000 * $5,000/$45,000]
                              =    $70,000 - $7,778
                              =    $62,222

 Basic Death Benefit          =    max [$43,000, $50,000 - ($50,000 * $5,000/$45,000)]
                              =    max [$43,000, $44,444]
                              =    $44,444

 The Death Benefit therefore is $64,190.

 Example with death after Death Benefit Target Date
 Assume that the Owner has not made any withdrawals prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Roll-Up Value on the Death Benefit Target Date (the Annuity Anniversary on or following the Owner's 80/th/ birthday) is equal to initial Purchase Payment accumulated at 5% for 10 years, or $81,445. The Highest Anniversary Value on the Death Benefit Target Date was $85,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit as of the Death Benefit Target Date; each increased by subsequent purchase payments and reduced proportionally for subsequent withdrawals.

 Roll-Up Value                =    $81,445 + $15,000 - [($81,445 + 15,000) * $5,000/$70,000]
                              =    $81,445 + $15,000 - $6,889
                              =    $89,556

 Highest Anniversary Value    =    $85,000 + $15,000 - [($85,000 + 15,000) * $5,000/$70,000]
                              =    $85,000 + $15,000 - $ 7,143
                              =    $92,857

 Basic Death Benefit          =    max [$75,000, $50,000 + $15,000 - {(50,000 + $15,000) * $5,000/$70,000}]
                              =    max [$75,000, $60,357]
                              =    $75,000

 The Death Benefit therefore is $92,857.

 EXAMPLES OF HIGHEST DAILY VALUE DEATH BENEFIT CALCULATION
 The following are examples of how the HDV Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date.

 Example with market increase and death before Death Benefit Target Date Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Highest Daily Value was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value or the basic Death Benefit. The Death Benefit would be the HDV ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).

 Example with withdrawals
 Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Highest Daily Value ($90,000) was attained during the fifth Annuity Year. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value (proportionally reduced by the subsequent withdrawal) or the basic Death Benefit.

 Highest Daily Value    =    $90,000 - [$90,000 * $15,000/$75,000]
                        =    $90,000 - $18,000
                        =    $72,000

 Basic Death Benefit    =    max [$80,000, $50,000 - ($50,000 * $15,000/$75,000)]
                        =    max [$80,000, $40,000]
                        =    $80,000

 The Death Benefit therefore is $80,000.

 Example with death after Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals had been made prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Highest Daily Value on the Death Benefit Target Date was $80,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greater of the Highest Daily Value on the Death Benefit Target Date plus purchase payments minus proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

 Highest Daily Value    =    $80,000 + $15,000 - [($80,000 + $15,000) * $5,000/$70,000]
                        =    $80,000 + $15,000 - $6,786
                        =    $88,214

 Basic Death Benefit    =    max [$75,000, ($50,000 + $15,000) - {($50,000 + $15,000) * $5,000/$70,000}]
                        =    max [$75,000, $60,357]
                        =    $75,000

 The Death Benefit therefore is $88,214.

     APPENDIX C - FORMULA UNDER HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT


 We set out below the current formula under which we may transfer amounts between the variable investment options and the Benefit Fixed Rate Account. Upon your election of Highest Daily Lifetime Five, we will not alter the formula that applies to your Annuity.

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Five benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

   .   L - the target value as of the current Valuation Day.

   .   r - the target ratio.

   . a - the factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factors that we use currently are derived from the a 2000 Individual Annuity Mortality Table with an assumed interest rate of 3%. Each number in the table "a" factors (which appears below) represents a factor, which when multiplied by the Highest Daily Annual Income Amount, projects our total liability for the purpose of asset transfers under the guarantee.

   . Q - age based factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee The factor is currently set equal to 1.

   .   V - the total value of all Permitted Sub-accounts in the annuity.

   .   F - the total value of all Benefit Fixed Rate Account allocations.

   . I - the income value prior to the first withdrawal. The income value is equal to what the Highest Daily Annual Income Amount would be if the first withdrawal were taken on the date of calculation. After the first withdrawal the income value equals the greater of the Highest Daily Annual Income Amount, the quarterly step-up amount times the annual income percentage, and the Account Value times the annual income percentage.

   .   T - the amount of a transfer into or out of the Benefit Fixed Rate
       Account.

   . I% - annual income amount percentage. This factor is established on the Effective Date and is not changed for the life of the guarantee. Currently, this percentage is equal to 5%.

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

                                    L = I * Q * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

                      Target Ratio r    =    (L - F) / V.

       . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to Benefit Fixed Rate Account.

       . If r (less than) C\\l\\, and there are currently assets in the Benefit Fixed Rate Account (F (greater than) 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.

 The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    {Min(V, [L - F - V * C\\t\\] / (1 - C\\t\\))}    T(greater than)0, Money moving from the Permitted
                                                            Sub-accounts to the Benefit Fixed Rate Account

 T    =    {Min(F, [L - F - V * C\\t\\] / (1 - C\\t\\))}    T(less than)0, Money moving from the Benefit Fixed Rate
                                                            Account to the Permitted Sub-accounts]

 EXAMPLE:
 MALE AGE 65 CONTRIBUTES $100,000 INTO THE PERMITTED SUB ACCOUNTS AND THE VALUE DROPS TO $92,300 DURING YEAR ONE, END OF DAY ONE. A TABLE OF VALUES FOR "A" APPEARS BELOW.

 TARGET VALUE CALCULATION:

                         L    =    I * Q * a
                              =    5000.67 * 1 * 15.34
                              =    76,710.28

 TARGET RATIO:

                     R    =    (L - F) / V
                          =    (76,710.28 - 0) / 92,300.00
                          =    83.11%

 SINCE R (GREATER THAN) C\\U\\ (BECAUSE 83.11% (GREATER THAN) 83%) A TRANSFER INTO THE BENEFIT FIXED RATE ACCOUNT OCCURS.

 T    =    {Min (V, [L - F - V * C\\t\\] / (1 - C\\t\\))}
      =    {Min (92,300.00, [76,710.28 - 0 - 92,300.00 * 0.80] / (1 - 0.80))}
      =    {Min (92,300.00, 14,351.40)}
      =    14,351.40

 FORMULA FOR CONTRACTS WITH 90% CAP FEATURE

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

                              L    =    I * Q * a

 If you elect this feature, the following replaces the "Transfer Calculation"
 section in this Appendix.

 TRANSFER CALCULATION:
 The following formula, which is set on the effective date of this feature and is not changed for the life of the guarantee, determines when a transfer is required: On the effective date of this feature (and only on the effective date of this feature), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the Benefit Fixed Rate
 Account:

         If (F / (V + F) (greater than) .90) then T = F - (V + F) * .90

 If T is greater than $0 as described above, then an amount equal to T is transferred from the Benefit Fixed Rate Account and allocated to the permitted Sub-accounts, and no additional transfer calculations are performed on the effective date.

 On each Valuation Day thereafter (including the effective date of this feature provided F/(V+F) (less than)=.90), the following asset transfer calculation is performed

                      Target Ratio r    =    (L - F) / V.

       . If r (greater than) C\\u,\\ assets in the Permitted Sub-accounts are transferred to the Benefit Fixed Rate Account (subject to the 90% cap feature described above).

       . If r (less than) C\\l\\ and there are currently assets in the Benefit Fixed Rate Account (F (greater than) 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.

 The following formula, which is set on the Effective Date of this feature and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min (MAX (0, (0.90 * (V + F)) - F), [L - F - V *    Money is transferred from the elected Permitted
           C\\t\\] / (1 - C\\t\\))                             Sub-accounts to Benefit Fixed Rate Account

 T    =    Min(F, - [L - F - V * C\\t\\] / (1 - C\\t\\)),      Money is transferred from the Benefit Fixed Rate
                                                               Account to the Permitted Sub-accounts.

                 AGE 65 "A" FACTORS FOR LIABILITY CALCULATIONS
              (in Years and Months since Benefit Effective Date)*

       Months
 Years   1      2     3     4     5     6     7     8     9    10    11    12
 ----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
   1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
   2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
   3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
   4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
   5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
   6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
   7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
   8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
   9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
  10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
  11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
  12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
  13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
  14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
  15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
  16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
  17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
  18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
  19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
  20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
  21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
  22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
  23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
  24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
  25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
  26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
  27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
  28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
  29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
  30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06
  31    4.04   4.02  4.00  3.98  3.97  3.95  3.93  3.91  3.90  3.88  3.86  3.84
  32    3.83   3.81  3.79  3.78  3.76  3.74  3.72  3.71  3.69  3.67  3.66  3.64
  33    3.62   3.61  3.59  3.57  3.55  3.54  3.52  3.50  3.49  3.47  3.45  3.44
  34    3.42   3.40  3.39  3.37  3.35  3.34  3.32  3.30  3.29  3.27  3.25  3.24
  35    3.22   3.20  3.18  3.17  3.15  3.13  3.12  3.10  3.08  3.07  3.05  3.03
  36    3.02   3.00  2.98  2.96  2.95  2.93  2.91  2.90  2.88  2.86  2.85  2.83
  37    2.81   2.79  2.78  2.76  2.74  2.73  2.71  2.69  2.68  2.66  2.64  2.62
  38    2.61   2.59  2.57  2.56  2.54  2.52  2.51  2.49  2.47  2.45  2.44  2.42
  39    2.40   2.39  2.37  2.35  2.34  2.32  2.30  2.29  2.27  2.25  2.24  2.22
  40    2.20   2.19  2.17  2.15  2.14  2.12  2.11  2.09  2.07  2.06  2.04  2.02
  41    2.01   1.84  1.67  1.51  1.34  1.17  1.00  0.84  0.67  0.50  0.33  0.17

 * The values set forth in this table are applied to all ages, and apply whether or not the 90% cap is elected.

             APPENDIX D - FORMULA UNDER HIGHEST DAILY GRO BENEFIT


    FORMULA FOR ELECTIONS OF HIGHEST DAILY GRO MADE PRIOR TO JULY 16, 2010

 THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:
   .   AV is the current Account Value of the Annuity

   .   V is the current Account Value of the elected Sub-accounts of the Annuity

   .   B is the total current value of the AST bond portfolio Sub-account

   .   C\\l\\ is the lower target value. Currently, it is 79%.

   .   C\\t\\ is the middle target value. Currently, it is 82%.

   .   C\\u\\ is the upper target value. Currently, it is 85%.

 For each guarantee provided under the benefit,
   .   G\\i\\ is the guarantee amount

   .   N\\i\\ is the number of days until the maturity date

   . d\\i\\ is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

 The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of the Base Guarantee Period or Step-Up Guarantee Period. We call the greatest of these values the "current liability (L)."


   L    =    MAX (L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\)^/(Ni/365)/.


 Next the formula calculates the following formula ratio:

                            r    =    (L - B) / V.

 If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the bond fund Sub-account associated with the current liability. If at the time we make a transfer to the bond fund Sub-account associated with the current liability there is Account Value allocated to a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.

 The formula will transfer assets into the Transfer Account if r (greater than) C\\u\\.

 The transfer amount is calculated by the following formula:

            T    =    {Min(V, [L - B - V * C\\t\\] / (1 - C\\t\\))}

 If the formula ratio is less than a lower target value and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account into the elected Sub-accounts.

 The transfer amount is calculated by the following formula:

           T    =    {Min(B, - [L - B- V * C\\t\\] / (1 - C\\t\\))}

 If following a transfer to the elected Sub-accounts, there are assets remaining in a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.

        FORMULA FOR ANNUITIES WITH 90% CAP FEATURE - HIGHEST DAILY GRO

 THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:
   .   AV is the current Account Value of the Annuity

   .   V is the current Account Value of the elected Sub-accounts of the Annuity

   .   B is the total current value of the AST bond portfolio Sub-account

   .   C\\l\\ is the lower target value. Currently, it is 79%.

   .   C\\t\\ is the middle target value. Currently, it is 82%.

   .   C\\u\\ is the upper target value. Currently, it is 85%.

   . T is the amount of a transfer into or out of the Transfer AST bond portfolio Sub-account.

 For each guarantee provided under the benefit,

   .   G\\i\\ is the guarantee amount

   .   N\\i\\ is the number of days until the maturity date

   . d\\i\\ is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

 TRANSFER CALCULATION
 The formula, which is set on the Effective Date of the 90% Cap Feature, and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.

 On the Effective Date of the 90% Cap Feature (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST bond portfolio Sub-account:

                         If (B / (V + B) (greater than) .90), then
                         T         =         B - [(V + B) * .90]

 If T as described above is greater than $0, then that amount ("T") is transferred from the AST bond portfolio Sub-account to the elected Sub-accounts and no additional transfer calculations are performed on the Effective Date of the 90% Cap Feature. Any transfers into the AST bond portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST bond portfolio Sub-account occurs.

 On each Valuation Date thereafter (including the Effective Date of the 90% Cap Feature, provided (B / (V + B) (less than) = .90), the formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the "current liability
 (L)."


    L    =    MAX(L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\)^/(Ni/365)/


 Next the formula calculates the following formula ratio:

                             r    =    (L - B) / V

 If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability, subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account (the "90% cap feature"). If, at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability, there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 The formula will transfer assets into the Transfer AST bond portfolio Sub-account if r (greater than) C\\u\\, subject to the 90% cap feature.

 The transfer amount is calculated by the following formula:

 T    =    {Min(MAX(0, (.90 * (V + B)) - B), [L - B - V * C\\t\\] / (1 - C\\t\\))}

 If the formula ratio is less than a lower target value and there are assets in the Transfer AST bond portfolio Sub-account, then the formula will transfer assets out of the Transfer AST bond portfolio Sub-account into the elected Sub-accounts.

 The formula will transfer assets out of the Transfer AST bond portfolio Sub-account if r (less than) C\\l\\ and B (greater than) 0.

 The transfer amount is calculated by the following formula:

           T    =    {Min(B, - [L - B - V * C\\t\\] / (1 - C\\t\\))}

 If, following a transfer to the elected Sub-accounts, there are assets remaining in an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 If transfers into the AST bond portfolio Sub-account are restricted due to the operation of the 90% cap feature, then we will not perform any intra-AST bond portfolio Sub-account transfers. However, if assets transfer out of an AST bond portfolio Sub-account and into the elected Sub-accounts due to the maturity of the AST bond portfolio, by operation of the formula, assets may subsequently transfer to another AST bond portfolio Sub-account that is associated with a future guarantee, subject to the 90% cap feature.

    FORMULA FOR ELECTIONS OF HD GRO MADE ON OR AFTER JULY 16, 2010, SUBJECT
                              TO STATE APPROVAL.

 The operation of the formula is the same as for elections of HD GRO with 90% cap feature prior to July 16, 2010. The formula below provides additional information regarding the concept of the Projected Future Guarantee throughout the Transfer Calculation.

 THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:
   .   AV is the current Account Value of the Annuity

   . V\\V\\ is the current Account Value of the elected Sub-accounts of the Annuity

   . V\\F\\ is the current Account Value of the elected Fixed Rate Options of the Annuity

   .   B is the total current value of the Transfer Account

   . C\\l\\ is the lower target value; it is established on the Effective Date and is not changed for the life of the guarantee

   . C\\t\\ is the middle target value; it is established on the Effective Date and is not changed for the life of the guarantee

   . C\\u\\ is the upper target value; it is established on the Effective Date and is not changed for the life of the guarantee

   .   T is the amount of a transfer into or out of the Transfer Account

   . "Projected Future Guarantee" is an amount equal to the highest Account Value (adjusted for Withdrawals and additional Purchase Payments) within the current Benefit Year that would result in a new Guarantee
       Amount. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the Effective Date. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity.

 The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining for each Guarantee Amount and for the Projected Future Guarantee, the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the "current liability (L)".


  L    =    MAX (L\\i\\ ), where L\\i\\ - G\\i\\ / (1 + d\\i\\ )^/(Ni /365)/


 Where:

   .   G\\i\\ is the value of the Guarantee Amount or the Projected Future
       Guarantee

   .   N\\i\\ is the number of days until the end of the Guarantee Period

   . d\\i\\ is the discount rate associated with the number of days until the end of a Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). The discount rate is determined by taking the greater of the Benchmark Index Interest Rate less the Discount Rate Adjustment, and the Discount Rate Minimum. The applicable term of the Benchmark Index Interest Rate is the same as the number of days remaining until the end of the Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). If no Benchmark Index Interest Rate is available for such term, the nearest available term will be used. The Discount Rate Minimum is determined based on the number of months since the Effective Date.

 Next the formula calculates the following formula ratio (r):

                    r    =    (L - B) / (V\\V\\ + V\\F\\ )

 If the formula ratio exceeds an upper target value, then Account Value will be transferred to the bond portfolio Sub-account associated with the current liability subject to the 90% cap feature. If, at the time we make a transfer to the bond portfolio Sub-account associated with the current liability, there is Account Value allocated to a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

 The formula will transfer assets into the Transfer Account if r (greater than) C \\u\\ and if transfers have not been suspended due to the 90% cap feature. Assets in the elected Sub-accounts and Fixed Rate Options, if applicable, are transferred to the Transfer Account in accordance with the Transfer provisions of the Rider.

 The transfer amount is calculated by the following formula:

 T    =    {Min(MAX(0,(.90 * (V\\V\\ + V\\F\\ + B)) - B), [L - B - (V\\V\\ + V\\F\\ ) * C\\t\\ ] / (1 - C\\t\\ ))}

 If the formula ratio is less than a lower target value, and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account and into the elected Sub-accounts.

 The formula will transfer assets out of the Transfer Account if r(less than)C\\1\\ and B(greater than)0.

 The transfer amount is calculated by the following formula:

 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\ ) * C\\t\\ ] / (1 - C\\t\\ ))}

 If, following a transfer to the elected Sub-accounts, there are assets remaining in a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

 90% CAP FEATURE: If, on any Valuation Day the Rider remains in effect, a transfer into the Transfer Account occurs which results in 90% of the Account Value being allocated to the Transfer Account, any transfers into the Transfer Account will be suspended even if the formula would otherwise dictate that a transfer into the Transfer Account should occur. Transfers out of the Transfer Account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the Transfer Account occurs. Due to the performance of the Transfer Account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the Transfer Account.

  APPENDIX E - FORMULA UNDER HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT AND
              SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT


 (including Highest Daily Lifetime Seven with BIO, Highest Daily Lifetime Seven with LIA and Spousal Highest Daily Lifetime Seven with BIO)

 1. FORMULA FOR CONTRACTS ISSUED ON OR AFTER JULY 21, 2008
 (WITHOUT ELECTION OF 90% CAP FEATURE)

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Seven benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

   .   L - the target value as of the current business day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.

   .   V\\v\\ - the total value of all Permitted Sub-accounts in the Annuity.

   . V\\F\\ - the total value of all elected Fixed Rate Options in the Annuity.

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional purchase payments including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, (2) any highest quarterly value increased for additional purchase payments including the amount of any associated Credits, and adjusted for withdrawals, and (3) the Account Value.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account.

 * Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.

 TARGET VALUE CALCULATION:
 On each business day, a target value (L) is calculated, according to the following formula. If the Account Value (V\\V\\ + V\\F\\) is equal to zero, no calculation is necessary.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

              Target Ratio r    =    (L - B) / (V\\V\\ + V\\F\\).

       . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.

       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    {Min (V\\V\\ + V\\F\\), [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}    Money is transferred
                                                                                            from the elected
                                                                                            Sub-accounts and Fixed
                                                                                            Rate Options to the
                                                                                            Transfer Account

 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\)* C\\t\\] / (1 - C\\t\\))}                  Money is transferred
                                                                                            from the Transfer
                                                                                            Account to the elected
                                                                                            Sub-accounts

 2. FORMULA FOR CONTRACTS ISSUED PRIOR TO 7/21/08
 (WITHOUT ELECTION OF 90% CAP FEATURE)

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . C\\u \\- the upper target is established on the effective date of the Highest Daily Lifetime Seven benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

   .   L - the target value as of the current business day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.

   .   V - the total value of all Permitted Sub-accounts in the annuity.

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional purchase payments including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, (2) any highest quarterly value increased for additional purchase payments including the amount of any associated Credits, and adjusted for withdrawals, and (3) the Account Value.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account

 * Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.

 TARGET VALUE CALCULATION:
 On each business day, a target value (L) is calculated, according to the following formula. If the variable account value (V) is equal to zero, no calculation is necessary.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

                      Target Ratio r    =    (L - B) / V.

       . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.

       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    {Min(V, [L - B - V * C\\t\\] / (1 - C\\t\\))},      Money moving from the Permitted Sub-accounts
                                                               to the AST Investment Grade Bond
                                                               Portfolio Sub-account

 T    =    {Min(B, - [L - B - V * C\\t\\] / (1 - C\\t\\))},    Money moving from the AST Investment Grade
                                                               Bond Portfolio Sub-account to the
                                                               Permitted Sub- accounts]

 3. FORMULA FOR ANNUITIES WITH 90% CAP FEATURE IF BENEFIT WAS ELECTED PRIOR TO JULY 21, 2008
 SEE ABOVE FOR THE TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA.

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. Target values are subject to change for new elections of the Rider on a going-forward basis.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Effective Date of the 90% Cap Feature as shown in the Schedule Supplement and is not changed for the life of the guarantee, determines when a transfer is required. On the Effective Date of the 90% Cap Feature (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account:

                         If (B / (V + B) (greater than) .90) then
                         T         =         B - [(V + B) * .90]

 If T is greater than $0 as described above, then no additional transfer calculations are performed on the Effective Date of the 90% Cap Feature. Any transfers into the AST Investment Grade Bond Portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs.

 On each Valuation Day thereafter (including the Effective Date of the 90% Cap Feature, provided B / (V + B) (less than) = .90), the following asset transfer calculation is performed:

                      Target Ratio r    =    (L - B) / V

       . If r (greater than) C\\u\\, assets in the elected Sub-accounts are transferred to the AST Investment Grade Bond Sub-account provided transfers are not suspended under the 90% Cap Feature described below.

       . If r (less than) C\\l\\ and there are currently assets in the AST Investment Grade Bond Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Sub-account are transferred to the elected Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Effective Date of the 90% Cap Feature and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min (MAX (0, (0.90 * (V + B)) - B),                 Money is transferred from the elected Sub-accounts
           [L - B - V * C\\t\\] / (1 - C\\t\\))                to the AST Investment Grade Bond Sub-account

 T    =    {Min (B, - [L - B - V * C\\t\\] / (1 - C\\t\\))}    Money is transferred from the AST Investment
                                                               Grade Bond Portfolio Sub-account to the
                                                               elected Sub-accounts.

 At any given time, some, most, or none of the Account Value may be allocated to the AST Investment Grade Bond Portfolio Sub-account under the Transfer Calculation formula.

 90% CAP FEATURE: If, on any Valuation Day, on and after the Effective Date of the 90% Cap Feature, a transfer into the AST Investment Grade Bond Portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST

 Investment Grade Bond Portfolio Sub-account, any transfers into the AST Investment Grade Bond Portfolio Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Portfolio Sub-account should occur. Transfers out of the AST Investment Grade Bond Portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs. Due to the performance of the AST Investment Grade Bond Portfolio Sub-account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the AST Investment Grade Bond Portfolio Sub-account.

 4. FORMULA FOR ANNUITIES WITH 90% CAP FEATURE IF BENEFIT WAS ELECTED ON OR AFTER JULY 21, 2008
 SEE ABOVE FOR THE TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. Target values are subject to change for new elections of the Rider on a going-forward basis.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Effective Date of the 90% Cap Feature as shown in the Schedule Supplement and is not changed for the life of the guarantee, determines when a transfer is required. On the Effective Date of the 90% Cap Feature (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account:

                 If (B / (V\\V\\ + V\\F\\ + B) (greater than) .90) then
                 T         =        B - [(V\\V\\ + V\\F\\ + B ) * .90]

 If T is greater than $0 as described above, then no additional transfer calculations are performed on the Effective Date of the 90% Cap Feature. Any transfers into the AST Investment Grade Bond Portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs.

 On each Valuation Day thereafter (including the Effective Date of the 90% Cap Feature, provided B / (V\\V\\ + V\\F\\ + B) (less than) = .90), the following asset transfer calculation is performed


              Target Ratio r    =    (L - B) / (V\\V\\ + V\\F\\)


       . If r (greater than) C\\u\\, assets in the elected Sub-accounts are transferred to the AST Investment Grade Bond Sub-account, provided transfers are not suspended under the 90% Cap Feature described below.

       . If r (less than) C\\l\\ and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the elected Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Effective Date of the 90% Cap Feature and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min (MAX (0, (0.90 * (V\\V\\ + V\\F\\ + B)) - B),                   Money is transferred from the elected Sub-accounts
           [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))                to AST Investment Grade Bond Sub-account.

 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}    Money is transferred from the AST Investment
                                                                               Grade Bond Portfolio Sub-account to the
                                                                               elected Sub-accounts.

 Min (MAX (0, (0.90 * (V\\V\\ + V\\F\\ + B)) - B),                  Money is transferred from the elected Sub-accounts
 [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))                to AST Investment Grade Bond Sub-account.

 {Min (B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}   Money is transferred from the AST Investment
                                                                     Grade Bond Portfolio Sub-account to the
                                                                     elected Sub-accounts.

 At any given time, some, most, or none of the Account Value may be allocated to the AST Investment Grade Bond Portfolio Sub-account under the Transfer Calculation formula.

 90% CAP FEATURE: If, on any Valuation Day, on and after the Effective Date of the 90% Cap Feature, a transfer into the AST Investment Grade Bond Portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST Investment Grade Bond Portfolio Sub-account, any transfers into the AST Investment Grade Bond Portfolio Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Portfolio Sub-account should occur. Transfers out of the AST Investment Grade Bond Portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs. Due to the performance of the AST Investment Grade Bond Portfolio Sub-account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the AST Investment Grade Bond Portfolio Sub-account.

                     "A" FACTORS FOR LIABILITY CALCULATIONS
              (in Years and Months since Benefit Effective Date)*

       Months
 Years   1      2     3     4     5     6     7     8     9    10    11    12
 ----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
   1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
   2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
   3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
   4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
   5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
   6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
   7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
   8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
   9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
  10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
  11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
  12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
  13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
  14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
  15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
  16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
  17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
  18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
  19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
  20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
  21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
  22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
  23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
  24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
  25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
  26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
  27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
  28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
  29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
  30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06
  31    4.04   4.02  4.00  3.98  3.97  3.95  3.93  3.91  3.90  3.88  3.86  3.84
  32    3.83   3.81  3.79  3.78  3.76  3.74  3.72  3.71  3.69  3.67  3.66  3.64
  33    3.62   3.61  3.59  3.57  3.55  3.54  3.52  3.50  3.49  3.47  3.45  3.44
  34    3.42   3.40  3.39  3.37  3.35  3.34  3.32  3.30  3.29  3.27  3.25  3.24
  35    3.22   3.20  3.18  3.17  3.15  3.13  3.12  3.10  3.08  3.07  3.05  3.03
  36    3.02   3.00  2.98  2.96  2.95  2.93  2.91  2.90  2.88  2.86  2.85  2.83
  37    2.81   2.79  2.78  2.76  2.74  2.73  2.71  2.69  2.68  2.66  2.64  2.62
  38    2.61   2.59  2.57  2.56  2.54  2.52  2.51  2.49  2.47  2.45  2.44  2.42
  39    2.40   2.39  2.37  2.35  2.34  2.32  2.30  2.29  2.27  2.25  2.24  2.22
  40    2.20   2.19  2.17  2.15  2.14  2.12  2.11  2.09  2.07  2.06  2.04  2.02
  41    2.01   1.84  1.67  1.51  1.34  1.17  1.00  0.84  0.67  0.50  0.33  0.17

 * The values set forth in this table are applied to all ages, and apply to each formula set out in this Appendix.

   APPENDIX F - FORMULA FOR HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT AND
             SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT


 (including Highest Daily Lifetime 7 Plus with BIO, Highest Daily Lifetime 7 Plus with LIA and Spousal Highest Daily Lifetime 7 Plus with BIO)

   TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST
                       INVESTMENT GRADE BOND SUB-ACCOUNT

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime 7 Plus/Spousal Highest Daily Lifetime 7 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . Cu\\s\\ - The secondary upper target is established on the effective date of the Highest Daily Lifetime 7 Plus/Spousal Highest Daily Lifetime 7 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently it is 84.5%

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

   .   L - the target value as of the current Valuation Day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of "a" factors)

   .   V\\v\\ - the total value of all Permitted Sub-accounts in the Annuity.

   .   V\\F\\ - the total value of all elected Fixed Rate Options in the Annuity

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional purchase payments, including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, and (2) any highest daily Account Value occurring on or after the date of the first Lifetime Withdrawal and prior to or including the date of this calculation increased for additional purchase payments including the amount of any associated Credits, and adjusted for Lifetime Withdrawals.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account

   . T\\M\\ - the amount of a monthly transfer out of the AST Investment Grade Bond Portfolio

 * Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.

                               DAILY CALCULATIONS

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V\\V\\+ V\\F\\) is equal to zero, no calculation is necessary.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

              Target Ratio r    =    (L - B) / (V\\V\\ + V\\F\\).


       . If on the third consecutive Valuation Day r (greater than) Cu and r (less or =) Cu\\s\\ or if on any day r (greater than) Cu\\s\\, and subject to the 90% cap feature described above (see above), assets in the Permitted Sub-accounts (including DCA Fixed Rate Options used with any applicable 6 or 12 Month DCA Program) are transferred to the AST Investment Grade Bond Portfolio Sub-account.


       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min (MAX (0, (0.90 * (V\\V\\ + V\\F\\ + B)) - B),                Money is transferred from the Permitted
           [L - B - (V\\V\\ + V\\F\\) * C\\t\\]/(1 - C\\t\\))               Sub-accounts and Fixed Rate Options to the AST
                                                                            Investment Grade Bond Sub-account

 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\)* C\\t\\]/(1 - C\\t\\))}    Money is transferred from the AST Investment
                                                                            Grade Bond Sub-account to the Permitted
                                                                            Sub-accounts

 MONTHLY CALCULATION
 On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-Accounts will occur:

 If, after the daily Transfer Calculation is performed,

 {Min (B, .05 * (V\\V\\ + V\\F\\ + B))} (less than) (C\\u\\ * (V\\V\\ + V\\F\\)
 - L + B) / (1 - C\\u\\), then

 T\\M\\    =    {Min (B, .05 * (V\\V\\ + V\\F\\ + B))}    Money is transferred from the AST Investment
                                                          Grade Bond Sub-account to the Permitted
                                                          Sub-accounts.

                     "A" FACTORS FOR LIABILITY CALCULATIONS
              (in Years and Months since Benefit Effective Date)*

      Months
Years   1      2     3     4     5     6     7     8     9    10    11     12
----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
  1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
  2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
  3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
  4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
  5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
  6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
  7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
  8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
  9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
 10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
 11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
 12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
 13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
 14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
 15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
 16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
 17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
 18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
 19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
 20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
 21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
 22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
 23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
 24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
 25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
 26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
 27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
 28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
 29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
 30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06**

 *  The values set forth in this table are applied to all ages.
 ** In all subsequent years and months thereafter, the annuity factor is 4.06

APPENDIX G - SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN STATES


 Certain features of your Annuity may be different than the features described earlier in this prospectus if your Annuity is issued in certain states described below.


Jurisdiction                                      Special Provisions
---------------------------------------------------------------------------------------------------------
Connecticut    The Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available for election.
---------------------------------------------------------------------------------------------------------
Florida        The earliest Annuity Date is one year from the Issue Date.
---------------------------------------------------------------------------------------------------------
Illinois       The earliest Annuity Date is one year from the Issue Date.
---------------------------------------------------------------------------------------------------------
Massachusetts  If your Annuity is issued in Massachusetts after January 1, 2009, the annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any
               Annuity Option or any lifetime withdrawal optional benefit (except the Guaranteed Minimum
               Withdrawal Benefit).
               Medically-Related Surrenders are not available.
               Additional Purchase Payments not permitted on B, L, and X Share.
---------------------------------------------------------------------------------------------------------
Minnesota      CDSC Schedule for X-Share is 8, 8, 7, 6, 5, 4, 3, 2, 1%. Purchase Payments limited to those received before first annuity anniversary on L-Share.
---------------------------------------------------------------------------------------------------------
Mississippi    CDSC Schedule for X-Share is 8, 8, 7, 6, 5, 4, 3, 2, 1%. Purchase Payments limited to those received before the first annuity anniversary on L-Share.
---------------------------------------------------------------------------------------------------------
Montana        If your Annuity is issued in Montana, the annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option or any lifetime withdrawal optional benefit (except the Guaranteed Minimum Withdrawal Benefit).
---------------------------------------------------------------------------------------------------------
Texas          Minimum Annuity Payments are $20. The Beneficiary Annuity is not available.
---------------------------------------------------------------------------------------------------------
Washington     If your Annuity was issued in Washington, and you have elected Highest Daily Lifetime
               Five, or any version of Highest Daily Lifetime Seven or Highest Daily Lifetime 7 Plus,
               the Guaranteed Minimum Account Value Credit otherwise available on these optional benefits is not available.
               Additional Purchase Payments not permitted on B, L, and X Share.
               Minimum Annuity Payments are $20.
               The Highest Daily Lifetime Six Plus with Lifetime Income Accelerator is not available for election.
               The Combo 5% Roll-up and Highest Anniversary Value Death Benefit is not available for election.
---------------------------------------------------------------------------------------------------------

            APPENDIX H - FORMULA UNDER HIGHEST DAILY GRO II BENEFIT


   FORMULA FOR ELECTIONS OF HIGHEST DAILY GRO II MADE PRIOR TO JULY 16, 2010

 THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:
   .   AV is the current Account Value of the Annuity

   . V\\V\\ is the current Account Value of the elected Sub-accounts of the Annuity

   . V\\F\\ is the current Account Value of any fixed-rate Sub-accounts of the Annuity

   .   B is the total current value of the AST bond portfolio Sub-account

   .   C\\l\\ is the lower target value. Currently, it is 79%.

   .   C\\t \\is the middle target value. Currently, it is 82%.

   .   C\\u\\ is the upper target value. Currently, it is 85%.

   . T is the amount of a transfer into or out of the AST bond portfolio Sub-account.

 For each guarantee provided under the benefit,
   .   G\\i\\ is the guarantee amount

   .   N\\i \\is the number of days until the maturity date

   . d\\i\\ is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

 The formula, which is set on the effective date and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of each applicable guarantee period. We call the greatest of these values the "current liability (L)."


    L    =    MAX(L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\)^/(Ni/365)/


 Next the formula calculates the following formula ratio:

                     r    =    (L - B) / (V\\V\\ + V\\F\\)

 If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account ( "90% cap rule"). If at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 The formula will transfer assets into the AST bond portfolio Sub-account if r (greater than) C\\u\\, subject to the 90% cap rule.

 The transfer amount is calculated by the following formula:

 T    =    {Min(MAX(0, (.90 * (V\\V\\ + V\\F\\ + B)) - B), [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If the formula ratio is less than a lower target value and there are assets in the AST bond portfolio Sub-account, then the formula will transfer assets out of the AST bond portfolio Sub-account into the elected Sub-accounts.

 The formula will transfer assets out of the AST bond portfolio Sub-account if r (less than) C\\l\\ and B (greater than) 0.

 The transfer amount is calculated by the following formula:

   T    =    {Min(B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If following a transfer to the elected Sub-accounts, there are assets remaining in a AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 If transfers into the AST bond portfolio Sub-account are restricted due to the operation of the 90% cap rule, then we will not perform any intra-AST bond portfolio Sub-account transfers. However, if assets transfer out of an AST bond portfolio Sub-account and into the elected Sub-accounts due to the maturity of the AST bond portfolio, by operation of the formula, assets may subsequently transfer to another AST bond portfolio Sub-account that is associated with a future guarantee, subject to the 90% cap.

 FORMULA FOR ELECTIONS OF HD GRO II MADE ON OR AFTER JULY 16, 2010, SUBJECT TO
                                STATE APPROVAL

 The operation of the formula is the same as for elections of HD GRO II prior to July 16, 2010. The formula below provides additional information regarding the concept of the Projected Future Guarantee throughout the Transfer Calculation.

 THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:
   .   AV is the current Account Value of the Annuity

   . V\\V\\ is the current Account Value of the elected Sub-accounts of the Annuity

   . V\\F\\ is the current Account Value of the elected Fixed Rate Options of the Annuity

   .   B is the total current value of the Transfer Account

   . C\\l\\ is the lower target value; it is established on the Effective Date and is not changed for the life of the guarantee

   . C\\t\\ is the middle target value; it is established on the Effective Date and is not changed for the life of the guarantee

   . C\\u\\ is the upper target value; it is established on the Effective Date and is not changed for the life of the guarantee

   .   T is the amount of a transfer into or out of the Transfer Account

   . "Projected Future Guarantee" is an amount equal to the highest Account Value (adjusted for Withdrawals and additional Net Purchase Payments) within the current Benefit Year that would result in a new Guarantee Amount. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the Effective Date. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity.

 The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining for each Guarantee Amount and for the Projected Future Guarantee, the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the "current liability (L)".


    L    =    MAX(L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\)^/(Ni/365)/


 Where:

   .   G\\i\\ is the value of the Guarantee Amount or the Projected Future
       Guarantee

   .   N\\i\\ is the number of days until the end of the Guarantee Period
   . d\\i\\ is the discount rate associated with the number of days until the end of a Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). The discount rate is determined by taking the greater of the Benchmark Index Interest Rate less the Discount Rate Adjustment, and the Discount Rate Minimum. The applicable term of the Benchmark Index Interest Rate is the same as the number of days remaining until the end of the Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). If no Benchmark Index Interest Rate is available for such term, the nearest available term will be used. The Discount Rate Minimum is determined based on the number of months since the Effective Date.

 Next the formula calculates the following formula ratio (r):

                    r    =    (L - B) / (V\\V\\ + V\\F\\ ).

 If the formula ratio exceeds an upper target value, then Account Value will be transferred to the bond portfolio Sub-account associated with the current liability subject to the 90% cap feature. If, at the time we make a transfer to the bond portfolio Sub-account associated with the current liability, there is Account Value allocated to a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

 The formula will transfer assets into the Transfer Account if r (greater than) C\\u\\ and if transfers have not been suspended due to the 90% cap feature. Assets in the elected Sub-accounts and Fixed Rate Options, if applicable, are transferred to the Transfer Account in accordance with the Transfer provisions of the Rider.

 The transfer amount is calculated by the following formula:

 T    =    {Min(MAX(0, (.90 * (V\\V\\ + V\\F\\ + B)) - B), [L - B - (V\\V\\ + V\\F\\ ) * C\\t\\ ] / (1 - C\\t\\ ))}

 If the formula ratio is less than a lower target value, and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account and into the elected Sub-accounts.

 The formula will transfer assets out of the Transfer Account if r (less than) C\\1\\ and B (greater than) 0.

 The transfer amount is calculated by the following formula:

 T    =    {Min(B, - [L - B - (V\\V\\ + V\\F\\ ) * C\\t\\ ] / (1 - C\\t\\ ))}

 If, following a transfer to the elected Sub-accounts, there are assets remaining in a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

 90% CAP FEATURE: If, on any Valuation Day the Rider remains in effect, a transfer into the Transfer Account occurs which results in 90% of the Account Value being allocated to the Transfer Account, any transfers into the Transfer Account will be suspended even if the formula would otherwise dictate that a transfer into the Transfer Account should occur. Transfers out of the Transfer Account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the Transfer Account occurs. Due to the performance of the Transfer Account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the Transfer Account.

   APPENDIX I - FORMULA FOR HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT AND
             SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT


 (including Highest Daily Lifetime 6 Plus with LIA)

     TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE
                     AST INVESTMENT GRADE BOND SUB-ACCOUNT

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . Cu\\s\\ - The secondary upper target is established on the effective date of the Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently it is 84.5%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

   .   L - the target value as of the current Valuation Day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of "a" factors).

   .   V\\v\\ - the total value of all Permitted Sub-accounts in the Annuity.

   . V\\F\\ - the total value of all elected Fixed Rate Options in the Annuity.

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional purchase payments, including the amount of any associated purchase Credits, and adjusted proportionally for excess withdrawals*, and (2) the Protected Withdrawal Value on any Annuity Anniversary subsequent to the first Lifetime Withdrawal, increased for subsequent additional purchase payments (including the amount of any associated purchase Credits) and adjusted proportionately for Excess Income* and (3) any highest daily Account Value occurring on or after the later of the immediately preceding Annuity anniversary, or the date of the first Lifetime Withdrawal, and prior to or including the date of this calculation, increased for additional purchase payments (including the amount of any associated purchase Credits) and adjusted for withdrawals, as described herein.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account.

   . T\\M\\ - the amount of a monthly transfer out of the AST Investment Grade Bond Portfolio.

 * Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.

                               DAILY CALCULATIONS

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V\\V\\ + V\\F\\) is equal to zero, no calculation is necessary.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

              Target Ratio r    =    (L - B) / (V\\V\\ + V\\F\\).

       . If on the third consecutive Valuation Day r (greater than) C\\u\\ and r (less or =) Cu\\s\\ or if on any day r (greater than) Cu\\s\\, and subject to the 90% cap feature described above, assets in the Permitted Sub-accounts (including DCA Fixed Rate Options used with any applicable 6 or 12 Month DCA Program) are transferred to the AST Investment Grade Bond Portfolio Sub-account.

       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts as described above.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min (MAX (0, (0.90 * (V\\V\\ + V\\F\\ + B)) - B),                   Money is transferred from the Permitted
           [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))                Sub-accounts and DCA Fixed Rate Options to
                                                                               the AST Investment Grade Bond Sub-account

 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}    Money is transferred from the AST Investment
                                                                               Grade Bond Sub-account to the Permitted
                                                                               Sub-accounts

 MONTHLY CALCULATION
 On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-Accounts will occur:

 If, after the daily Transfer Calculation is performed,

 {Min (B, .05 * (V\\V\\ + V\\F\\ + B))} (less than) (C\\u\\ * (V\\V\\ + V
 \\F\\) - L + B) / (1 - C \\u\\), then

 T\\M\\    =    {Min (B, .05 * (V\\V\\ + V\\F\\ + B))}    Money is transferred from the AST Investment
                                                          Grade Bond Sub-account to the Permitted
                                                          Sub-accounts.

                     "A" FACTORS FOR LIABILITY CALCULATIONS
              (in Years and Months since Benefit Effective Date)*

      Months
Years   1      2     3     4     5     6     7     8     9    10    11     12
----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
  1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
  2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
  3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
  4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
  5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
  6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
  7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
  8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
  9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
 10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
 11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
 12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
 13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
 14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
 15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
 16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
 17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
 18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
 19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
 20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
 21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
 22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
 23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
 24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
 25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
 26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
 27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
 28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
 29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
 30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06**

 *  The values set forth in this table are applied to all ages.
 ** In all subsequent years and months thereafter, the annuity factor is 4.06.

                         PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS
                         FURTHER DETAILS ABOUT THE PRUCO LIFE ANNUITY DESCRIBED IN
                         PROSPECTUS PREMIER B, L, X-PROS (05/2013).
                                          --------------------------------------
                                            (print your name)
                                          --------------------------------------
                                                (address)
                                          --------------------------------------
                                           (city/state/zip code)


  Variable Annuity Issued by:                Variable Annuity Distributed by:
  PRUCO LIFE                                             PRUDENTIAL ANNUITIES
  INSURANCE COMPANY                                        DISTRIBUTORS, INC.
  A Prudential Financial Company               A Prudential Financial Company
  One Corporate Drive                                     One Corporate Drive
  Shelton, Connecticut 06484                       Shelton, Connecticut 06484
  Telephone: 1-888-PRU-2888                           Telephone: 203-926-1888
  http://www.prudentialannuities.com       http://www.prudentialannuities.com

                               MAILING ADDRESSES:

   PLEASE SEE THE SECTION OF THIS PROSPECTUS ENTITLED "HOW TO CONTACT US" FOR
     WHERE TO SEND YOUR REQUEST FOR A STATEMENT OF ADDITIONAL INFORMATION.

               [LOGO] Prudential
                     Bring Your Challenges


               The Prudential Insurance Company of America
               751 Broad Street
               Newark, NJ 07102-3777

                                    PART B
                      STATEMENT OF ADDITIONAL INFORMATION


                                  May 1, 2013


             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                          VARIABLE ANNUITY CONTRACTS

The Prudential Premier Variable Annuity B Series(SM) ("B Series"), Prudential Premier Variable Annuity L Series(SM) ("L Series") and Prudential Premier Variable Annuity X Series(SM) ("X Series") annuity contracts (the "Annuities" or the "Annuity") are individual variable annuity contracts issued by Pruco Life Insurance Company ("Pruco Life"), a stock life insurance company that is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and is funded through the Pruco Life Flexible Premium Variable Annuity Account (the "Account"). Each Annuity could be purchased by making an initial purchase payment of $10,000 or more (except for the B Series, which has a $1,000 minimum initial purchase payment). With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $100 at any time during the accumulation phase. However, we impose a minimum of $50 with respect to additional purchase payments made through electronic fund transfers.


This Statement of Additional Information is not a prospectus and should be read in conjunction with the B Series, L Series, and X Series prospectus dated
May 1, 2013. To obtain a copy of the prospectus, without charge, you can write to the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, Pennsylvania 19176, or contact us by telephone at (888) PRU-2888.


                               TABLE OF CONTENTS

               Company.......................................  2
               Experts.......................................  2
               Principal Underwriter.........................  2
               Payments Made to Promote Sale of Our Products.  2
               Determination of Accumulation Unit Values.....  4
               Separate Account Financial Information........ A1
               Company Financial Information................. B1

         Pruco Life Insurance               Prudential Annuity
                Company                       Service Center
         213 Washington Street                 P.O. Box 7960
         Newark, NJ 07102-2992                 Philadelphia,
                                            Pennsylvania 19176
                                         Telephone: (888) PRU-2888

Prudential Premier Variable Annuity B Series(SM), Prudential Premier Variable Annuity L Series(SM), and Prudential Premier Variable Annuity X Series(SM) are service marks of The Prudential Insurance Company of America.

                                    COMPANY

Pruco Life Insurance Company ("Pruco Life") is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York.

Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a stock life insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company.

                                    EXPERTS


The consolidated financial statements of Pruco Life Insurance Company and its subsidiaries as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012 and the financial statements of Pruco Life Flexible Premium Variable Annuity Account as of December 31, 2012 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York 10017.


                             PRINCIPAL UNDERWRITER

Prudential Annuities Distributors, Inc. ("PAD"), an indirect wholly-owned subsidiary of Prudential Financial, Inc., offers each Annuity on a continuous basis through corporate office and regional home office employees in those states in which annuities may be lawfully sold. It may also offer the Annuities through licensed insurance producers, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.

With respect to all individual annuities issued by Pruco Life, PAD received commissions of $1,125,057,236, $1,075,327,764, and $790,486,771, in 2012, 2011,
and 2010, respectively. PAD retained none of those commissions.

As discussed in the prospectus, Pruco Life pays commissions to broker/dealers that sell the Annuities according to one or more schedules, and also may pay non-cash compensation. In addition, Pruco Life may pay trail commissions to selling firms to pay its registered representatives who maintain an ongoing relationship with an annuity owner. Typically, a trail commission is compensation that is paid periodically, the amount of which is linked to the value of the Annuities and the amount of time that the Annuities have been in effect.

                 PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS

In an effort to promote the sale of our products (which may include the placement of Pruco Life and/or each Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we and/or PAD may enter into marketing service agreements with certain broker/dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing, administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on each Annuity's features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the annuity; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. We and/or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.


The list below identifies three general types of payments that PAD pays to registered broker-dealers and firms which are broadly defined as follows:


   . Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon the total amount held in all Pruco Life products that were sold through the firm.

   . Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Pruco Life annuity products sold through the firm.


   . Fixed payments: These types of payments are made directly to or in sponsorship of the firm.


Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.

The list in the prospectus includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of December 31, 2012) received payment with respect to annuity business during 2012 (or as to which a payment amount was accrued during 2012). The firms listed include payments in connection with products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract. During 2012, the least amount paid, and greatest amount paid, were $450.00 and $6,788,299.04, respectively.

                   DETERMINATION OF ACCUMULATION UNIT VALUES

The value for each accumulation unit is computed as of the end of each business day. On any given business day the value of a Unit in each subaccount will be determined by multiplying the value of a Unit of that subaccount for the preceding business day by the net investment factor for that subaccount for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the subaccount for that day by the value of the assets of the subaccount for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the annual charge for all insurance and administrative expenses. The value of the assets of a subaccount is determined by multiplying the number of shares of Advanced Series Trust (the "Trust") or other fund held by that subaccount by the net asset value of each share and adding the value of dividends declared by the Trust or other fund but not yet paid.

As we have indicated in the prospectus, each Annuity allows you to select or decline any of several benefit options that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each such annuity feature. In the prospectus, we set out historical unit values corresponding to the highest and lowest combination of charges. Here, we set out the remaining historical unit values.

                               PREMIER B SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

              ACCUMULATION UNIT VALUES: WITH ONLY HD GRO (1.50%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.72335    $ 7.63028      2,766,485
   01/01/2009 to 12/31/2009...........  $ 7.63028    $ 9.34859     14,904,372
   01/01/2010 to 12/31/2010...........  $ 9.34859    $10.31243     20,023,823
   01/01/2011 to 12/31/2011...........  $10.31243    $ 9.89009     15,924,672
   01/01/2012 to 12/31/2012...........  $ 9.89009    $10.96824     17,989,522
AST ADVANCED STRATEGIES PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.83756    $ 7.83651      1,736,431
   01/01/2009 to 12/31/2009...........  $ 7.83651    $ 9.74357      9,538,287
   01/01/2010 to 12/31/2010...........  $ 9.74357    $10.91538     12,264,550
   01/01/2011 to 12/31/2011...........  $10.91538    $10.76640     10,002,302
   01/01/2012 to 12/31/2012...........  $10.76640    $12.05491     11,353,527
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.07540    $ 6.98402         66,054
   01/01/2009 to 12/31/2009...........  $ 6.98402    $ 8.10380        370,098
   01/01/2010 to 12/31/2010...........  $ 8.10380    $ 9.08951        533,317
   01/01/2011 to 12/31/2011...........  $ 9.08951    $ 9.27515        365,511
   01/01/2012 to 05/04/2012...........  $ 9.27515    $10.08400              0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.80042    $ 7.93788      3,217,125
   01/01/2009 to 12/31/2009...........  $ 7.93788    $ 9.64261     22,396,485
   01/01/2010 to 12/31/2010...........  $ 9.64261    $10.66999     27,481,570
   01/01/2011 to 12/31/2011...........  $10.66999    $10.38471     23,079,991
   01/01/2012 to 12/31/2012...........  $10.38471    $11.50742     25,587,449
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99878    $ 9.17771        355,070
   01/01/2012 to 12/31/2012...........  $ 9.17771    $10.11758        779,818
AST BLACKROCK VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.28356    $ 6.79217         39,347
   01/01/2009 to 12/31/2009...........  $ 6.79217    $ 7.91375         62,484
   01/01/2010 to 12/31/2010...........  $ 7.91375    $ 8.76694        116,894
   01/01/2011 to 12/31/2011...........  $ 8.76694    $ 8.59508        192,012
   01/01/2012 to 12/31/2012...........  $ 8.59508    $ 9.60272        343,027
AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009..........  $ 9.99918    $ 9.40889              0
   01/01/2010 to 12/31/2010...........  $ 9.40889    $10.25033              0
   01/01/2011 to 12/31/2011...........  $10.25033    $11.07246              0
   01/01/2012 to 12/31/2012...........  $11.07246    $11.36301              0
AST BOND PORTFOLIO 2018
   01/28/2008* to 12/31/2008..........  $ 9.99878    $12.07153        399,857
   01/01/2009 to 12/31/2009...........  $12.07153    $11.17358        478,751
   01/01/2010 to 12/31/2010...........  $11.17358    $12.23975        293,900
   01/01/2011 to 12/31/2011...........  $12.23975    $13.69665        187,601
   01/01/2012 to 12/31/2012...........  $13.69665    $14.26532        152,906
AST BOND PORTFOLIO 2019
   01/28/2008* to 12/31/2008..........  $ 9.99878    $12.14063        317,926
   01/01/2009 to 12/31/2009...........  $12.14063    $11.04013        336,072
   01/01/2010 to 12/31/2010...........  $11.04013    $12.11276        292,341
   01/01/2011 to 12/31/2011...........  $12.11276    $13.84010        214,577
   01/01/2012 to 12/31/2012...........  $13.84010    $14.43421        164,367

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009..........  $ 9.99918    $ 8.81766          6,387
   01/01/2010 to 12/31/2010...........  $ 8.81766    $ 9.71629        506,289
   01/01/2011 to 12/31/2011...........  $ 9.71629    $11.36070         62,776
   01/01/2012 to 12/31/2012...........  $11.36070    $11.89987          5,861
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........  $ 9.99837    $11.04436        525,471
   01/01/2011 to 12/31/2011...........  $11.04436    $13.09020        329,913
   01/01/2012 to 12/31/2012...........  $13.09020    $13.77270         67,097
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........  $ 9.99878    $12.05974        583,275
   01/01/2012 to 12/31/2012...........  $12.05974    $12.57598        669,329
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012..........  $ 9.99837    $10.43318        323,509
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.70042    $ 7.35768      3,324,007
   01/01/2009 to 12/31/2009...........  $ 7.35768    $ 9.08512     27,766,949
   01/01/2010 to 12/31/2010...........  $ 9.08512    $10.14802     35,672,651
   01/01/2011 to 12/31/2011...........  $10.14802    $ 9.75559     25,060,857
   01/01/2012 to 12/31/2012...........  $ 9.75559    $10.93015     30,373,528
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08114    $ 7.35525        413,548
   01/01/2009 to 12/31/2009...........  $ 7.35525    $ 8.94137      6,882,786
   01/01/2010 to 12/31/2010...........  $ 8.94137    $ 9.85912      9,792,621
   01/01/2011 to 12/31/2011...........  $ 9.85912    $ 9.53718      7,957,109
   01/01/2012 to 12/31/2012...........  $ 9.53718    $10.36223      8,672,059
AST COHEN & STEERS REALTY PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.59840    $ 6.12347         21,438
   01/01/2009 to 12/31/2009...........  $ 6.12347    $ 7.95926        200,555
   01/01/2010 to 12/31/2010...........  $ 7.95926    $10.09166        270,184
   01/01/2011 to 12/31/2011...........  $10.09166    $10.59795        176,026
   01/01/2012 to 12/31/2012...........  $10.59795    $12.04361        227,716
AST DEAM SMALL-CAP VALUE PORTFOLIO
   01/28/2008 to 07/18/2008...........  $ 7.94983    $ 7.77774              0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.74117    $ 6.01124         16,033
   01/01/2009 to 12/31/2009...........  $ 6.01124    $ 7.85687        140,595
   01/01/2010 to 12/31/2010...........  $ 7.85687    $10.26015        216,541
   01/01/2011 to 12/31/2011...........  $10.26015    $ 8.78323        281,728
   01/01/2012 to 12/31/2012...........  $ 8.78323    $10.39032        394,537
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10365    $ 7.51563        101,423
   01/01/2009 to 12/31/2009...........  $ 7.51563    $ 8.97650      2,014,143
   01/01/2010 to 12/31/2010...........  $ 8.97650    $10.02218      2,650,510
   01/01/2011 to 12/31/2011...........  $10.02218    $ 9.63018      2,170,558
   01/01/2012 to 12/31/2012...........  $ 9.63018    $10.78143      2,777,643
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.75357    $ 7.27517        652,738
   01/01/2009 to 12/31/2009...........  $ 7.27517    $ 8.87719      4,414,396
   01/01/2010 to 12/31/2010...........  $ 8.87719    $10.00230      5,646,340
   01/01/2011 to 12/31/2011...........  $10.00230    $ 9.70641      4,475,561
   01/01/2012 to 12/31/2012...........  $ 9.70641    $10.57978      5,341,343
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.55542    $ 6.61574      1,325,429
   01/01/2009 to 12/31/2009...........  $ 6.61574    $ 8.21100     10,512,805
   01/01/2010 to 12/31/2010...........  $ 8.21100    $ 9.62824     14,142,540
   01/01/2011 to 12/31/2011...........  $ 9.62824    $ 8.89662      9,469,011
   01/01/2012 to 12/31/2012...........  $ 8.89662    $ 9.89749     11,869,245
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99878    $ 7.47907        140,683
   01/01/2009 to 11/13/2009...........  $ 7.47907    $ 8.37764              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99878    $10.76085     12,091,050
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17546    $ 6.11844          4,684
   01/01/2009 to 12/31/2009...........  $ 6.11844    $ 8.14381         88,087
   01/01/2010 to 12/31/2010...........  $ 8.14381    $ 9.64413        130,111
   01/01/2011 to 12/31/2011...........  $ 9.64413    $ 9.02305         99,845
   01/01/2012 to 12/31/2012...........  $ 9.02305    $11.27234        131,505
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.30860    $ 6.78433         30,727
   01/01/2009 to 12/31/2009...........  $ 6.78433    $ 9.98592        303,957
   01/01/2010 to 12/31/2010...........  $ 9.98592    $10.85057        740,197
   01/01/2011 to 12/31/2011...........  $10.85057    $10.26731        440,783
   01/01/2012 to 12/31/2012...........  $10.26731    $12.11480        489,424
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.61253    $ 6.68664         30,819
   01/01/2009 to 12/31/2009...........  $ 6.68664    $ 7.85195        532,951
   01/01/2010 to 12/31/2010...........  $ 7.85195    $ 8.73274        879,907
   01/01/2011 to 12/31/2011...........  $ 8.73274    $ 8.12897        615,982
   01/01/2012 to 12/31/2012...........  $ 8.12897    $ 9.58378        974,497
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.49471    $ 6.77623         32,682
   01/01/2009 to 12/31/2009...........  $ 6.77623    $10.48781        305,236
   01/01/2010 to 12/31/2010...........  $10.48781    $12.38123        399,189
   01/01/2011 to 12/31/2011...........  $12.38123    $11.83537        322,143
   01/01/2012 to 12/31/2012...........  $11.83537    $13.94732        410,445
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03366    $ 7.64561          7,451
   01/01/2009 to 12/31/2009...........  $ 7.64561    $ 9.55496        324,086
   01/01/2010 to 12/31/2010...........  $ 9.55496    $11.93357        460,281
   01/01/2011 to 12/31/2011...........  $11.93357    $11.91052        322,577
   01/01/2012 to 12/31/2012...........  $11.91052    $13.57541        479,630
AST HIGH YIELD PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.57290    $ 7.83540          8,093
   01/01/2009 to 12/31/2009...........  $ 7.83540    $10.46419        176,700
   01/01/2010 to 12/31/2010...........  $10.46419    $11.70145        234,276
   01/01/2011 to 12/31/2011...........  $11.70145    $11.89455        199,952
   01/01/2012 to 12/31/2012...........  $11.89455    $13.34449        291,634
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08932    $ 7.62474        322,770
   01/01/2009 to 12/31/2009...........  $ 7.62474    $ 9.26866      5,059,393
   01/01/2010 to 12/31/2010...........  $ 9.26866    $10.19072      6,648,858
   01/01/2011 to 12/31/2011...........  $10.19072    $ 9.98931      5,817,980
   01/01/2012 to 12/31/2012...........  $ 9.98931    $10.83837      6,410,498
AST INTERNATIONAL GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.10512    $ 6.10680         45,666
   01/01/2009 to 12/31/2009...........  $ 6.10680    $ 8.13975        275,645
   01/01/2010 to 12/31/2010...........  $ 8.13975    $ 9.18212        442,472
   01/01/2011 to 12/31/2011...........  $ 9.18212    $ 7.87741        337,483
   01/01/2012 to 12/31/2012...........  $ 7.87741    $ 9.34153        410,303
AST INTERNATIONAL VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.27851    $ 6.96767         31,240
   01/01/2009 to 12/31/2009...........  $ 6.96767    $ 8.95840        130,344
   01/01/2010 to 12/31/2010...........  $ 8.95840    $ 9.80419        240,306
   01/01/2011 to 12/31/2011...........  $ 9.80419    $ 8.44724        200,202
   01/01/2012 to 12/31/2012...........  $ 8.44724    $ 9.71020        254,409
AST INVESTMENT GRADE BOND PORTFOLIO
   01/28/2008* to 12/31/2008..........  $ 9.99878    $10.74996     15,047,593
   01/01/2009 to 12/31/2009...........  $10.74996    $11.78825      5,242,501
   01/01/2010 to 12/31/2010...........  $11.78825    $12.86966      2,748,857
   01/01/2011 to 12/31/2011...........  $12.86966    $14.25768     34,923,213
   01/01/2012 to 12/31/2012...........  $14.25768    $15.36736     12,638,173

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11184    $ 7.14813       315,470
   01/01/2009 to 12/31/2009...........  $ 7.14813    $ 8.92055     5,017,948
   01/01/2010 to 12/31/2010...........  $ 8.92055    $10.00306     6,889,635
   01/01/2011 to 12/31/2011...........  $10.00306    $ 9.79933     5,414,890
   01/01/2012 to 12/31/2012...........  $ 9.79933    $10.96573     6,450,220
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.85474    $ 8.60156       771,896
   01/01/2009 to 12/31/2009...........  $ 8.60156    $10.34049     2,734,431
   01/01/2010 to 12/31/2010...........  $10.34049    $10.93339     3,090,856
   01/01/2011 to 12/31/2011...........  $10.93339    $10.79715     2,541,355
   01/01/2012 to 12/31/2012...........  $10.79715    $11.77764     3,108,132
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08417    $10.29296         3,086
   01/01/2010 to 12/31/2010...........  $10.29296    $11.28842        33,296
   01/01/2011 to 12/31/2011...........  $11.28842    $11.19543        34,290
   01/01/2012 to 12/31/2012...........  $11.19543    $12.70486        77,498
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14555    $10.30277         4,566
   01/01/2010 to 12/31/2010...........  $10.30277    $11.54366        37,715
   01/01/2011 to 12/31/2011...........  $11.54366    $10.70544        34,557
   01/01/2012 to 12/31/2012...........  $10.70544    $11.94282        52,303
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.37741    $ 6.59757        61,851
   01/01/2009 to 12/31/2009...........  $ 6.59757    $ 8.83238       655,709
   01/01/2010 to 12/31/2010...........  $ 8.83238    $ 9.32582       917,003
   01/01/2011 to 12/31/2011...........  $ 9.32582    $ 8.34746       612,842
   01/01/2012 to 12/31/2012...........  $ 8.34746    $10.02572       782,086
AST LARGE-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.97191    $ 6.07526        22,542
   01/01/2009 to 12/31/2009...........  $ 6.07526    $ 7.14882       156,512
   01/01/2010 to 12/31/2010...........  $ 7.14882    $ 7.97004       244,613
   01/01/2011 to 12/31/2011...........  $ 7.97004    $ 7.52387       188,784
   01/01/2012 to 12/31/2012...........  $ 7.52387    $ 8.66421       213,275
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.72819    $ 8.29284        45,383
   01/01/2009 to 12/31/2009...........  $ 8.29284    $10.99748       166,979
   01/01/2010 to 12/31/2010...........  $10.99748    $12.28850       198,384
   01/01/2011 to 12/31/2011...........  $12.28850    $13.33842       287,491
   01/01/2012 to 12/31/2012...........  $13.33842    $13.92024       446,360
AST MARSICO CAPITAL GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.42496    $ 6.43168        97,076
   01/01/2009 to 12/31/2009...........  $ 6.43168    $ 8.22245       538,455
   01/01/2010 to 12/31/2010...........  $ 8.22245    $ 9.70112       593,324
   01/01/2011 to 12/31/2011...........  $ 9.70112    $ 9.47069       499,957
   01/01/2012 to 12/31/2012...........  $ 9.47069    $10.47506       606,800
AST MFS GLOBAL EQUITY PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.93868    $ 7.79348        26,255
   01/01/2009 to 12/31/2009...........  $ 7.79348    $10.09751       257,117
   01/01/2010 to 12/31/2010...........  $10.09751    $11.14683       465,697
   01/01/2011 to 12/31/2011...........  $11.14683    $10.63837       285,922
   01/01/2012 to 12/31/2012...........  $10.63837    $12.89979       405,711
AST MFS GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.77734    $ 7.39900        18,910
   01/01/2009 to 12/31/2009...........  $ 7.39900    $ 9.06133       105,565
   01/01/2010 to 12/31/2010...........  $ 9.06133    $10.06879       451,773
   01/01/2011 to 12/31/2011...........  $10.06879    $ 9.86114       248,819
   01/01/2012 to 12/31/2012...........  $ 9.86114    $11.37499       184,024
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99878    $10.20344         3,656

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MID-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.76425    $ 6.42811          7,428
   01/01/2009 to 12/31/2009...........  $ 6.42811    $ 8.79579         52,583
   01/01/2010 to 12/31/2010...........  $ 8.79579    $10.71178         85,350
   01/01/2011 to 12/31/2011...........  $10.71178    $10.18940         92,042
   01/01/2012 to 12/31/2012...........  $10.18940    $11.88679        114,679
AST MONEY MARKET PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.58626    $10.66843        910,801
   01/01/2009 to 12/31/2009...........  $10.66843    $10.53641      1,680,232
   01/01/2010 to 12/31/2010...........  $10.53641    $10.38330      1,553,217
   01/01/2011 to 12/31/2011...........  $10.38330    $10.23237      2,091,652
   01/01/2012 to 12/31/2012...........  $10.23237    $10.08177      1,797,133
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.38007    $ 5.88237         25,614
   01/01/2009 to 12/31/2009...........  $ 5.88237    $ 8.15096        451,654
   01/01/2010 to 12/31/2010...........  $ 8.15096    $ 9.91264        599,103
   01/01/2011 to 12/31/2011...........  $ 9.91264    $ 9.52368        411,994
   01/01/2012 to 12/31/2012...........  $ 9.52368    $10.98985        620,202
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.02869    $10.07378         14,489
   01/01/2012 to 12/31/2012...........  $10.07378    $10.40835         38,806
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.85566    $ 6.88496         29,568
   01/01/2009 to 12/31/2009...........  $ 6.88496    $ 8.80389        312,516
   01/01/2010 to 12/31/2010...........  $ 8.80389    $11.16124        485,870
   01/01/2011 to 12/31/2011...........  $11.16124    $11.18202        318,566
   01/01/2012 to 12/31/2012...........  $11.18202    $12.38071        493,825
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.60826    $ 6.26360          6,907
   01/01/2009 to 12/31/2009...........  $ 6.26360    $ 7.56354         97,328
   01/01/2010 to 12/31/2010...........  $ 7.56354    $ 8.96219        132,170
   01/01/2011 to 04/29/2011...........  $ 8.96219    $10.05822              0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99878    $10.33587        458,278
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10152    $ 5.57838         14,700
   01/01/2009 to 12/31/2009...........  $ 5.57838    $ 9.15161        743,913
   01/01/2010 to 12/31/2010...........  $ 9.15161    $11.02430      1,470,174
   01/01/2011 to 12/31/2011...........  $11.02430    $ 8.65975        952,040
   01/01/2012 to 12/31/2012...........  $ 8.65975    $10.06126      1,031,146
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.01241    $10.67302         59,628
   01/01/2009 to 12/31/2009...........  $10.67302    $11.59095        265,994
   01/01/2010 to 12/31/2010...........  $11.59095    $11.86479        299,753
   01/01/2011 to 12/31/2011...........  $11.86479    $11.95240        258,790
   01/01/2012 to 12/31/2012...........  $11.95240    $12.32842        309,319
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.29409    $10.59906        357,774
   01/01/2009 to 12/31/2009...........  $10.59906    $12.16820      3,220,380
   01/01/2010 to 12/31/2010...........  $12.16820    $12.91362      4,925,040
   01/01/2011 to 12/31/2011...........  $12.91362    $13.12736      3,845,025
   01/01/2012 to 12/31/2012...........  $13.12736    $14.13877      4,825,223
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.92996    $ 8.86059      1,896,364
   01/01/2009 to 12/31/2009...........  $ 8.86059    $10.47883      9,843,396
   01/01/2010 to 12/31/2010...........  $10.47883    $11.41546     11,664,036
   01/01/2011 to 12/31/2011...........  $11.41546    $11.35900     11,315,793
   01/01/2012 to 12/31/2012...........  $11.35900    $12.35189     12,363,647
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.01870    $10.07372         17,766
   01/01/2012 to 12/31/2012...........  $10.07372    $10.63032        121,118

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST QMA US EQUITY ALPHA PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.94163    $ 6.52358         18,756
   01/01/2009 to 12/31/2009...........  $ 6.52358    $ 7.82975         67,797
   01/01/2010 to 12/31/2010...........  $ 7.82975    $ 8.87493         73,005
   01/01/2011 to 12/31/2011...........  $ 8.87493    $ 9.04620         89,383
   01/01/2012 to 12/31/2012...........  $ 9.04620    $10.58828        138,418
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99878    $ 8.91039              0
   01/01/2012 to 12/31/2012...........  $ 8.91039    $ 9.93353              0
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09932    $ 6.70558        324,280
   01/01/2009 to 12/31/2009...........  $ 6.70558    $ 8.38031      7,617,744
   01/01/2010 to 12/31/2010...........  $ 8.38031    $ 9.44069     10,574,472
   01/01/2011 to 12/31/2011...........  $ 9.44069    $ 9.07919      7,378,512
   01/01/2012 to 12/31/2012...........  $ 9.07919    $10.36728      9,515,453
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.72987    $ 7.81125        310,472
   01/01/2009 to 12/31/2009...........  $ 7.81125    $ 9.80559      6,946,641
   01/01/2010 to 12/31/2010...........  $ 9.80559    $10.80184     10,946,592
   01/01/2011 to 12/31/2011...........  $10.80184    $10.28267      9,070,352
   01/01/2012 to 12/31/2012...........  $10.28267    $11.25882     10,295,020
AST SMALL-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.39601    $ 6.70943          3,546
   01/01/2009 to 12/31/2009...........  $ 6.70943    $ 8.85160         82,944
   01/01/2010 to 12/31/2010...........  $ 8.85160    $11.89669         93,361
   01/01/2011 to 12/31/2011...........  $11.89669    $11.60630         86,222
   01/01/2012 to 12/31/2012...........  $11.60630    $12.82686        105,810
AST SMALL-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.06784    $ 6.74497         23,555
   01/01/2009 to 12/31/2009...........  $ 6.74497    $ 8.43952        111,995
   01/01/2010 to 12/31/2010...........  $ 8.43952    $10.47614        187,790
   01/01/2011 to 12/31/2011...........  $10.47614    $ 9.70463        157,655
   01/01/2012 to 12/31/2012...........  $ 9.70463    $11.29733        231,480
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.62909    $ 8.13342      1,576,971
   01/01/2009 to 12/31/2009...........  $ 8.13342    $ 9.94750      9,680,800
   01/01/2010 to 12/31/2010...........  $ 9.94750    $10.93099     12,003,305
   01/01/2011 to 12/31/2011...........  $10.93099    $10.98328     10,212,898
   01/01/2012 to 12/31/2012...........  $10.98328    $12.28116     11,639,544
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.82392    $ 6.02931         31,266
   01/01/2009 to 12/31/2009...........  $ 6.02931    $ 7.35383        330,707
   01/01/2010 to 12/31/2010...........  $ 7.35383    $ 8.20464        353,659
   01/01/2011 to 12/31/2011...........  $ 8.20464    $ 7.95100        268,020
   01/01/2012 to 12/31/2012...........  $ 7.95100    $ 9.18471        391,304

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.40359    $10.70540         33,122
   01/01/2009 to 12/31/2009...........  $10.70540    $11.82496        149,402
   01/01/2010 to 12/31/2010...........  $11.82496    $12.31945        233,653
   01/01/2011 to 12/31/2011...........  $12.31945    $12.63813        214,793
   01/01/2012 to 12/31/2012...........  $12.63813    $13.10183        275,662
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.97292    $ 6.54278         28,591
   01/01/2009 to 12/31/2009...........  $ 6.54278    $ 9.88646        726,259
   01/01/2010 to 12/31/2010...........  $ 9.88646    $11.28037      1,069,777
   01/01/2011 to 12/31/2011...........  $11.28037    $10.92552        756,407
   01/01/2012 to 12/31/2012...........  $10.92552    $12.65642      1,148,326
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   01/28/2008 to 12/31/2008...........  $12.26755    $ 6.71168         89,925
   01/01/2009 to 12/31/2009...........  $ 6.71168    $ 9.87571        563,401
   01/01/2010 to 12/31/2010...........  $ 9.87571    $11.71991      1,153,897
   01/01/2011 to 12/31/2011...........  $11.71991    $ 9.82426        662,021
   01/01/2012 to 12/31/2012...........  $ 9.82426    $10.02894        679,239
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.44830    $ 6.54040        262,631
   01/01/2009 to 12/31/2009...........  $ 6.54040    $ 8.27579        505,063
   01/01/2010 to 12/31/2010...........  $ 8.27579    $ 9.34687        655,396
   01/01/2011 to 12/31/2011...........  $ 9.34687    $ 8.89064        860,753
   01/01/2012 to 12/31/2012...........  $ 8.89064    $ 9.72324      1,511,926
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.23951    $ 9.32157         47,379
   01/01/2009 to 12/31/2009...........  $ 9.32157    $10.25191        785,894
   01/01/2010 to 12/31/2010...........  $10.25191    $10.88804        980,153
   01/01/2011 to 12/31/2011...........  $10.88804    $11.37369        858,288
   01/01/2012 to 12/31/2012...........  $11.37369    $12.08535      1,085,512
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07816    $ 6.65060        844,756
   01/01/2009 to 12/31/2009...........  $ 6.65060    $ 8.52218     10,269,999
   01/01/2010 to 12/31/2010...........  $ 8.52218    $ 9.25603     14,399,350
   01/01/2011 to 12/31/2011...........  $ 9.25603    $ 8.96715     10,297,819
   01/01/2012 to 09/21/2012...........  $ 8.96715    $10.05889              0



* Denotes the start date of these sub-accounts

                               PREMIER B SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

  ACCUMULATION UNIT VALUES: COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT ONLY
           (1.65%) OR HIGHEST DAILY VALUE DEATH BENEFIT ONLY (1.65%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97011    $10.54948       487,697
   01/01/2007 to 12/31/2007...........  $10.54948    $11.33298     1,854,802
   01/01/2008 to 12/31/2008...........  $11.33298    $ 7.60018     2,685,919
   01/01/2009 to 12/31/2009...........  $ 7.60018    $ 9.29792     3,285,721
   01/01/2010 to 12/31/2010...........  $ 9.29792    $10.24139     3,429,840
   01/01/2011 to 12/31/2011...........  $10.24139    $ 9.80739     3,046,784
   01/01/2012 to 12/31/2012...........  $ 9.80739    $10.86038     2,857,250
AST ADVANCED STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98883    $10.49311       107,572
   01/01/2007 to 12/31/2007...........  $10.49311    $11.30326       444,522
   01/01/2008 to 12/31/2008...........  $11.30326    $ 7.80552       753,486
   01/01/2009 to 12/31/2009...........  $ 7.80552    $ 9.69070     1,199,167
   01/01/2010 to 12/31/2010...........  $ 9.69070    $10.84010     1,158,627
   01/01/2011 to 12/31/2011...........  $10.84010    $10.67621     1,035,722
   01/01/2012 to 12/31/2012...........  $10.67621    $11.93609     1,121,900
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98446    $11.02798        16,675
   01/01/2007 to 12/31/2007...........  $11.02798    $10.83649        66,519
   01/01/2008 to 12/31/2008...........  $10.83649    $ 6.95643        71,045
   01/01/2009 to 12/31/2009...........  $ 6.95643    $ 8.05991        68,827
   01/01/2010 to 12/31/2010...........  $ 8.05991    $ 9.02698        74,528
   01/01/2011 to 12/31/2011...........  $ 9.02698    $ 9.19777        76,749
   01/01/2012 to 05/04/2012...........  $ 9.19777    $ 9.99485             0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97952    $10.50591       143,900
   01/01/2007 to 12/31/2007...........  $10.50591    $11.27241       925,331
   01/01/2008 to 12/31/2008...........  $11.27241    $ 7.90646     2,090,659
   01/01/2009 to 12/31/2009...........  $ 7.90646    $ 9.59027     3,049,096
   01/01/2010 to 12/31/2010...........  $ 9.59027    $10.59642     3,044,459
   01/01/2011 to 12/31/2011...........  $10.59642    $10.29793     2,701,491
   01/01/2012 to 12/31/2012...........  $10.29793    $11.39449     2,733,113
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99865    $ 9.16856        29,880
   01/01/2012 to 12/31/2012...........  $ 9.16856    $10.09240        31,952
AST BLACKROCK VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.94935    $11.02043        31,545
   01/01/2007 to 12/31/2007...........  $11.02043    $10.96842        93,783
   01/01/2008 to 12/31/2008...........  $10.96842    $ 6.76530        96,543
   01/01/2009 to 12/31/2009...........  $ 6.76530    $ 7.87070        90,846
   01/01/2010 to 12/31/2010...........  $ 7.87070    $ 8.70630        78,103
   01/01/2011 to 12/31/2011...........  $ 8.70630    $ 8.52302        52,958
   01/01/2012 to 12/31/2012...........  $ 8.52302    $ 9.50818        57,370
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97982    $10.60788       461,576
   01/01/2007 to 12/31/2007...........  $10.60788    $11.45013     1,759,163
   01/01/2008 to 12/31/2008...........  $11.45013    $ 7.32855     2,548,016
   01/01/2009 to 12/31/2009...........  $ 7.32855    $ 9.03569     3,679,569
   01/01/2010 to 12/31/2010...........  $ 9.03569    $10.07788     3,460,649
   01/01/2011 to 12/31/2011...........  $10.07788    $ 9.67392     2,877,573
   01/01/2012 to 12/31/2012...........  $ 9.67392    $10.82256     2,970,573

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08110    $ 7.34793       220,131
   01/01/2009 to 12/31/2009...........  $ 7.34793    $ 8.91933       461,773
   01/01/2010 to 12/31/2010...........  $ 8.91933    $ 9.82025       467,291
   01/01/2011 to 12/31/2011...........  $ 9.82025    $ 9.48556       373,699
   01/01/2012 to 12/31/2012...........  $ 9.48556    $10.29080       351,433
AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.88709    $12.12112        16,960
   01/01/2007 to 12/31/2007...........  $12.12112    $ 9.54601        47,347
   01/01/2008 to 12/31/2008...........  $ 9.54601    $ 6.09916        56,265
   01/01/2009 to 12/31/2009...........  $ 6.09916    $ 7.91593        65,683
   01/01/2010 to 12/31/2010...........  $ 7.91593    $10.02187        65,418
   01/01/2011 to 12/31/2011...........  $10.02187    $10.50911        62,975
   01/01/2012 to 12/31/2012...........  $10.50911    $11.92501        58,259
AST DEAM SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98293    $10.45835        16,023
   01/01/2007 to 12/31/2007...........  $10.45835    $ 8.45979        48,423
   01/01/2008 to 07/18/2008...........  $ 8.45979    $ 7.75229             0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99865    $ 9.95128        15,281
   01/01/2007 to 12/31/2007...........  $ 9.95128    $10.88644        49,902
   01/01/2008 to 12/31/2008...........  $10.88644    $ 5.98743        49,091
   01/01/2009 to 12/31/2009...........  $ 5.98743    $ 7.81408        44,102
   01/01/2010 to 12/31/2010...........  $ 7.81408    $10.18920        51,859
   01/01/2011 to 12/31/2011...........  $10.18920    $ 8.70962        61,268
   01/01/2012 to 12/31/2012...........  $ 8.70962    $10.28799        49,092
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10361    $ 7.50820        21,029
   01/01/2009 to 12/31/2009...........  $ 7.50820    $ 8.95453       113,391
   01/01/2010 to 12/31/2010...........  $ 8.95453    $ 9.98291       130,673
   01/01/2011 to 12/31/2011...........  $ 9.98291    $ 9.57831       105,031
   01/01/2012 to 12/31/2012...........  $ 9.57831    $10.70748       133,398
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99865    $10.52917        65,461
   01/01/2007 to 12/31/2007...........  $10.52917    $11.24372       258,836
   01/01/2008 to 12/31/2008...........  $11.24372    $ 7.24644       517,995
   01/01/2009 to 12/31/2009...........  $ 7.24644    $ 8.82912       922,399
   01/01/2010 to 12/31/2010...........  $ 8.82912    $ 9.93343       933,117
   01/01/2011 to 12/31/2011...........  $ 9.93343    $ 9.62534       823,011
   01/01/2012 to 12/31/2012...........  $ 9.62534    $10.47596       877,865
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99865    $10.30802        94,690
   01/01/2007 to 12/31/2007...........  $10.30802    $11.29766       317,418
   01/01/2008 to 12/31/2008...........  $11.29766    $ 6.58955       641,167
   01/01/2009 to 12/31/2009...........  $ 6.58955    $ 8.16634     1,549,411
   01/01/2010 to 12/31/2010...........  $ 8.16634    $ 9.56178     1,630,792
   01/01/2011 to 12/31/2011...........  $ 9.56178    $ 8.82213     1,304,314
   01/01/2012 to 12/31/2012...........  $ 8.82213    $ 9.80005     1,461,134
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99866    $ 7.47405        43,296
   01/01/2009 to 11/13/2009...........  $ 7.47405    $ 8.36134             0
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99866    $10.75011       389,026
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17534    $ 6.11429         1,386
   01/01/2009 to 12/31/2009...........  $ 6.11429    $ 8.12626         8,791
   01/01/2010 to 12/31/2010...........  $ 8.12626    $ 9.60916        13,854
   01/01/2011 to 12/31/2011...........  $ 9.60916    $ 8.97701         9,950
   01/01/2012 to 12/31/2012...........  $ 8.97701    $11.19825        10,793

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.93501    $10.25572       14,290
   01/01/2007 to 12/31/2007...........  $10.25572    $11.50010       78,058
   01/01/2008 to 12/31/2008...........  $11.50010    $ 6.75746       85,412
   01/01/2009 to 12/31/2009...........  $ 6.75746    $ 9.93164      110,215
   01/01/2010 to 12/31/2010...........  $ 9.93164    $10.77574       96,946
   01/01/2011 to 12/31/2011...........  $10.77574    $10.18156       75,294
   01/01/2012 to 12/31/2012...........  $10.18156    $11.99568       78,001
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96061    $11.03839       61,226
   01/01/2007 to 12/31/2007...........  $11.03839    $11.41506      161,603
   01/01/2008 to 12/31/2008...........  $11.41506    $ 6.66024      186,756
   01/01/2009 to 12/31/2009...........  $ 6.66024    $ 7.80947      198,757
   01/01/2010 to 12/31/2010...........  $ 7.80947    $ 8.67272      192,683
   01/01/2011 to 12/31/2011...........  $ 8.67272    $ 8.06126      187,595
   01/01/2012 to 12/31/2012...........  $ 8.06126    $ 9.48988      191,376
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.95800    $ 9.87049       29,431
   01/01/2007 to 12/31/2007...........  $ 9.87049    $11.58795       66,212
   01/01/2008 to 12/31/2008...........  $11.58795    $ 6.74938       58,121
   01/01/2009 to 12/31/2009...........  $ 6.74938    $10.43074       72,190
   01/01/2010 to 12/31/2010...........  $10.43074    $12.29580       57,123
   01/01/2011 to 12/31/2011...........  $12.29580    $11.73634       42,478
   01/01/2012 to 12/31/2012...........  $11.73634    $13.81019       38,444
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03354    $ 7.64045        6,241
   01/01/2009 to 12/31/2009...........  $ 7.64045    $ 9.53436       29,203
   01/01/2010 to 12/31/2010...........  $ 9.53436    $11.89029       30,445
   01/01/2011 to 12/31/2011...........  $11.89029    $11.84988       36,639
   01/01/2012 to 12/31/2012...........  $11.84988    $13.48628       37,900
AST HIGH YIELD PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99865    $10.56935       15,966
   01/01/2007 to 12/31/2007...........  $10.56935    $10.65488       41,345
   01/01/2008 to 12/31/2008...........  $10.65488    $ 7.80440       46,851
   01/01/2009 to 12/31/2009...........  $ 7.80440    $10.40735       50,576
   01/01/2010 to 12/31/2010...........  $10.40735    $11.62059       66,112
   01/01/2011 to 12/31/2011...........  $11.62059    $11.79497       64,444
   01/01/2012 to 12/31/2012...........  $11.79497    $13.21316       54,870
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08928    $ 7.61724       98,525
   01/01/2009 to 12/31/2009...........  $ 7.61724    $ 9.24585      384,920
   01/01/2010 to 12/31/2010...........  $ 9.24585    $10.15070      399,981
   01/01/2011 to 12/31/2011...........  $10.15070    $ 9.93550      366,687
   01/01/2012 to 12/31/2012...........  $ 9.93550    $10.76415      378,562
AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99217    $10.60857       19,994
   01/01/2007 to 12/31/2007...........  $10.60857    $12.42369       80,256
   01/01/2008 to 12/31/2008...........  $12.42369    $ 6.08255      103,115
   01/01/2009 to 12/31/2009...........  $ 6.08255    $ 8.09541       95,273
   01/01/2010 to 12/31/2010...........  $ 8.09541    $ 9.11863       80,477
   01/01/2011 to 12/31/2011...........  $ 9.11863    $ 7.81141       80,912
   01/01/2012 to 12/31/2012...........  $ 7.81141    $ 9.24950       72,351
AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2006* to 12/31/2006..........  $10.01032    $10.87172       27,393
   01/01/2007 to 12/31/2007...........  $10.87172    $12.59851      121,133
   01/01/2008 to 12/31/2008...........  $12.59851    $ 6.94006      119,269
   01/01/2009 to 12/31/2009...........  $ 6.94006    $ 8.90971      107,906
   01/01/2010 to 12/31/2010...........  $ 8.90971    $ 9.73649       96,361
   01/01/2011 to 12/31/2011...........  $ 9.73649    $ 8.37653       72,762
   01/01/2012 to 12/31/2012...........  $ 8.37653    $ 9.61467       58,468

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST INVESTMENT GRADE BOND PORTFOLIO
   01/28/2008* to 12/31/2008..........  $ 9.99866    $10.73516     2,822,391
   01/01/2009 to 12/31/2009...........  $10.73516    $11.75464       861,140
   01/01/2010 to 12/31/2010...........  $11.75464    $12.81394       416,680
   01/01/2011 to 12/31/2011...........  $12.81394    $14.17510     1,812,703
   01/01/2012 to 12/31/2012...........  $14.17510    $15.25565       827,688
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11180    $ 7.14101        57,309
   01/01/2009 to 12/31/2009...........  $ 7.14101    $ 8.89848       167,078
   01/01/2010 to 12/31/2010...........  $ 8.89848    $ 9.96363       161,135
   01/01/2011 to 12/31/2011...........  $ 9.96363    $ 9.74635       138,483
   01/01/2012 to 12/31/2012...........  $ 9.74635    $10.89030       185,289
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96731    $10.54184        32,202
   01/01/2007 to 12/31/2007...........  $10.54184    $10.57119       105,344
   01/01/2008 to 12/31/2008...........  $10.57119    $ 8.56758       377,855
   01/01/2009 to 12/31/2009...........  $ 8.56758    $10.28448       749,651
   01/01/2010 to 12/31/2010...........  $10.28448    $10.85815       787,151
   01/01/2011 to 12/31/2011...........  $10.85815    $10.70701       701,140
   01/01/2012 to 12/31/2012...........  $10.70701    $11.66208       670,371
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08404    $10.29095             0
   01/01/2010 to 12/31/2010...........  $10.29095    $11.26970         1,015
   01/01/2011 to 12/31/2011...........  $11.26970    $11.16040         2,312
   01/01/2012 to 12/31/2012...........  $11.16040    $12.64637         6,297
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14543    $10.30077             0
   01/01/2010 to 12/31/2010...........  $10.30077    $11.52437         3,831
   01/01/2011 to 12/31/2011...........  $11.52437    $10.67179         4,122
   01/01/2012 to 12/31/2012...........  $10.67179    $11.88765         3,945
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99865    $10.58528        31,391
   01/01/2007 to 12/31/2007...........  $10.58528    $11.39557       135,112
   01/01/2008 to 12/31/2008...........  $11.39557    $ 6.57144       143,586
   01/01/2009 to 12/31/2009...........  $ 6.57144    $ 8.78442       144,183
   01/01/2010 to 12/31/2010...........  $ 8.78442    $ 9.26146       128,745
   01/01/2011 to 12/31/2011...........  $ 9.26146    $ 8.27757       112,025
   01/01/2012 to 12/31/2012...........  $ 8.27757    $ 9.92710       111,773
AST LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.95998    $11.01653        33,440
   01/01/2007 to 12/31/2007...........  $11.01653    $10.51304        87,985
   01/01/2008 to 12/31/2008...........  $10.51304    $ 6.05120        80,069
   01/01/2009 to 12/31/2009...........  $ 6.05120    $ 7.10983        77,740
   01/01/2010 to 12/31/2010...........  $ 7.10983    $ 7.91480        70,856
   01/01/2011 to 12/31/2011...........  $ 7.91480    $ 7.46079        72,683
   01/01/2012 to 12/31/2012...........  $ 7.46079    $ 8.57891        64,130
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99865    $10.48364         3,941
   01/01/2007 to 12/31/2007...........  $10.48364    $10.94031        66,536
   01/01/2008 to 12/31/2008...........  $10.94031    $ 8.26004        57,151
   01/01/2009 to 12/31/2009...........  $ 8.26004    $10.93768        76,627
   01/01/2010 to 12/31/2010...........  $10.93768    $12.20358        72,641
   01/01/2011 to 12/31/2011...........  $12.20358    $13.22678        62,743
   01/01/2012 to 12/31/2012...........  $13.22678    $13.78341        74,882
AST MARSICO CAPITAL GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.94812    $10.22050        70,736
   01/01/2007 to 12/31/2007...........  $10.22050    $11.55829       170,702
   01/01/2008 to 12/31/2008...........  $11.55829    $ 6.40604       186,973
   01/01/2009 to 12/31/2009...........  $ 6.40604    $ 8.17757       192,301
   01/01/2010 to 12/31/2010...........  $ 8.17757    $ 9.63384       172,879
   01/01/2011 to 12/31/2011...........  $ 9.63384    $ 9.39115       159,263
   01/01/2012 to 12/31/2012...........  $ 9.39115    $10.37172       146,129

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MFS GLOBAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96019    $11.10805       49,656
   01/01/2007 to 12/31/2007...........  $11.10805    $11.95409       98,340
   01/01/2008 to 12/31/2008...........  $11.95409    $ 7.76261      101,174
   01/01/2009 to 12/31/2009...........  $ 7.76261    $10.04269      100,495
   01/01/2010 to 12/31/2010...........  $10.04269    $11.06986       81,948
   01/01/2011 to 12/31/2011...........  $11.06986    $10.54922       76,210
   01/01/2012 to 12/31/2012...........  $10.54922    $12.77274       67,802
AST MFS GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.93177    $10.38694       11,858
   01/01/2007 to 12/31/2007...........  $10.38694    $11.76121       47,706
   01/01/2008 to 12/31/2008...........  $11.76121    $ 7.36982       50,926
   01/01/2009 to 12/31/2009...........  $ 7.36982    $ 9.01224       51,365
   01/01/2010 to 12/31/2010...........  $ 9.01224    $ 9.99944       43,257
   01/01/2011 to 12/31/2011...........  $ 9.99944    $ 9.77887       26,411
   01/01/2012 to 12/31/2012...........  $ 9.77887    $11.26347       25,161
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99866    $10.19783            0
AST MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.92909    $10.40684       18,461
   01/01/2007 to 12/31/2007...........  $10.40684    $10.51880       44,871
   01/01/2008 to 12/31/2008...........  $10.51880    $ 6.40279       31,736
   01/01/2009 to 12/31/2009...........  $ 6.40279    $ 8.74826       34,653
   01/01/2010 to 12/31/2010...........  $ 8.74826    $10.63810       23,799
   01/01/2011 to 12/31/2011...........  $10.63810    $10.10447       22,895
   01/01/2012 to 12/31/2012...........  $10.10447    $11.77025       24,048
AST MONEY MARKET PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99983    $10.21135       37,836
   01/01/2007 to 12/31/2007...........  $10.21135    $10.53730      305,019
   01/01/2008 to 12/31/2008...........  $10.53730    $10.62637      517,207
   01/01/2009 to 12/31/2009...........  $10.62637    $10.47945      538,228
   01/01/2010 to 12/31/2010...........  $10.47945    $10.31183      496,930
   01/01/2011 to 12/31/2011...........  $10.31183    $10.14710      548,492
   01/01/2012 to 12/31/2012...........  $10.14710    $ 9.98255      545,069
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.03579    $10.16355       22,815
   01/01/2007 to 12/31/2007...........  $10.16355    $10.31459       67,598
   01/01/2008 to 12/31/2008...........  $10.31459    $ 5.85900       69,851
   01/01/2009 to 12/31/2009...........  $ 5.85900    $ 8.10662       73,419
   01/01/2010 to 12/31/2010...........  $ 8.10662    $ 9.84416       68,600
   01/01/2011 to 12/31/2011...........  $ 9.84416    $ 9.44403       76,130
   01/01/2012 to 12/31/2012...........  $ 9.44403    $10.88175       63,675
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.02857    $10.07124            0
   01/01/2012 to 12/31/2012...........  $10.07124    $10.39020          575
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96504    $10.20654       24,867
   01/01/2007 to 12/31/2007...........  $10.20654    $12.26927       91,509
   01/01/2008 to 12/31/2008...........  $12.26927    $ 6.85770       89,642
   01/01/2009 to 12/31/2009...........  $ 6.85770    $ 8.75599       86,258
   01/01/2010 to 12/31/2010...........  $ 8.75599    $11.08408       89,078
   01/01/2011 to 12/31/2011...........  $11.08408    $11.08835       74,353
   01/01/2012 to 12/31/2012...........  $11.08835    $12.25891       65,025
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98807    $ 9.45107       19,223
   01/01/2007 to 12/31/2007...........  $ 9.45107    $11.03677       43,081
   01/01/2008 to 12/31/2008...........  $11.03677    $ 6.23874       32,942
   01/01/2009 to 12/31/2009...........  $ 6.23874    $ 7.52236       30,876
   01/01/2010 to 12/31/2010...........  $ 7.52236    $ 8.90021       25,743
   01/01/2011 to 04/29/2011...........  $ 8.90021    $ 9.98386            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99866    $10.32556        68,842
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10140    $ 5.57466        47,974
   01/01/2009 to 12/31/2009...........  $ 5.57466    $ 9.13201        30,214
   01/01/2010 to 12/31/2010...........  $ 9.13201    $10.98452        45,726
   01/01/2011 to 12/31/2011...........  $10.98452    $ 8.61581        33,942
   01/01/2012 to 12/31/2012...........  $ 8.61581    $ 9.99542        27,161
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98026    $10.17287        37,130
   01/01/2007 to 12/31/2007...........  $10.17287    $10.68713        36,038
   01/01/2008 to 12/31/2008...........  $10.68713    $10.63079        63,201
   01/01/2009 to 12/31/2009...........  $10.63079    $11.52813        89,327
   01/01/2010 to 12/31/2010...........  $11.52813    $11.78327        90,177
   01/01/2011 to 12/31/2011...........  $11.78327    $11.85284        79,097
   01/01/2012 to 12/31/2012...........  $11.85284    $12.20770        78,678
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.97131    $10.30548        64,753
   01/01/2007 to 12/31/2007...........  $10.30548    $10.97951       203,059
   01/01/2008 to 12/31/2008...........  $10.97951    $10.55713       331,709
   01/01/2009 to 12/31/2009...........  $10.55713    $12.10214       520,375
   01/01/2010 to 12/31/2010...........  $12.10214    $12.82467       593,992
   01/01/2011 to 12/31/2011...........  $12.82467    $13.01780       509,530
   01/01/2012 to 12/31/2012...........  $13.01780    $14.00012       554,724
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97924    $10.41890        92,972
   01/01/2007 to 12/31/2007...........  $10.41890    $11.14257       236,565
   01/01/2008 to 12/31/2008...........  $11.14257    $ 8.82571       974,539
   01/01/2009 to 12/31/2009...........  $ 8.82571    $10.42225     2,264,620
   01/01/2010 to 12/31/2010...........  $10.42225    $11.33708     2,304,998
   01/01/2011 to 12/31/2011...........  $11.33708    $11.26440     2,132,977
   01/01/2012 to 12/31/2012...........  $11.26440    $12.23098     1,968,696
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.01858    $10.07112             0
   01/01/2012 to 12/31/2012...........  $10.07112    $10.61188        15,720
AST QMA US EQUITY ALPHA PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.95088    $10.73335        15,164
   01/01/2007 to 12/31/2007...........  $10.73335    $10.77810       137,106
   01/01/2008 to 12/31/2008...........  $10.77810    $ 6.49780       149,120
   01/01/2009 to 12/31/2009...........  $ 6.49780    $ 7.78724       145,556
   01/01/2010 to 12/31/2010...........  $ 7.78724    $ 8.81374       126,539
   01/01/2011 to 12/31/2011...........  $ 8.81374    $ 8.97066        89,956
   01/01/2012 to 12/31/2012...........  $ 8.97066    $10.48427        88,432

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99865    $ 8.90152            0
   01/01/2012 to 12/31/2012...........  $ 8.90152    $ 9.90901            0
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09928    $ 6.69889      137,390
   01/01/2009 to 12/31/2009...........  $ 6.69889    $ 8.35963      353,784
   01/01/2010 to 12/31/2010...........  $ 8.35963    $ 9.40345      390,069
   01/01/2011 to 12/31/2011...........  $ 9.40345    $ 9.03008      320,388
   01/01/2012 to 12/31/2012...........  $ 9.03008    $10.29597      384,271
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98441    $10.57410        8,013
   01/01/2007 to 12/31/2007...........  $10.57410    $11.32929       56,279
   01/01/2008 to 12/31/2008...........  $11.32929    $ 7.78043      139,992
   01/01/2009 to 12/31/2009...........  $ 7.78043    $ 9.75240      279,973
   01/01/2010 to 12/31/2010...........  $ 9.75240    $10.72732      364,104
   01/01/2011 to 12/31/2011...........  $10.72732    $10.19665      338,233
   01/01/2012 to 12/31/2012...........  $10.19665    $11.14814      353,192
AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.90514    $ 9.91537       17,059
   01/01/2007 to 12/31/2007...........  $ 9.91537    $10.45096       37,088
   01/01/2008 to 12/31/2008...........  $10.45096    $ 6.68287       45,522
   01/01/2009 to 12/31/2009...........  $ 6.68287    $ 8.80353       41,424
   01/01/2010 to 12/31/2010...........  $ 8.80353    $11.81481       40,933
   01/01/2011 to 12/31/2011...........  $11.81481    $11.50952       38,343
   01/01/2012 to 12/31/2012...........  $11.50952    $12.70103       35,580
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99248    $10.46496       19,385
   01/01/2007 to 12/31/2007...........  $10.46496    $ 9.71682       42,102
   01/01/2008 to 12/31/2008...........  $ 9.71682    $ 6.71834       77,182
   01/01/2009 to 12/31/2009...........  $ 6.71834    $ 8.39383       75,774
   01/01/2010 to 12/31/2010...........  $ 8.39383    $10.40404       64,263
   01/01/2011 to 12/31/2011...........  $10.40404    $ 9.62370       69,667
   01/01/2012 to 12/31/2012...........  $ 9.62370    $11.18662       58,447

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96819    $10.63207        20,537
   01/01/2007 to 12/31/2007...........  $10.63207    $11.11985       628,407
   01/01/2008 to 12/31/2008...........  $11.11985    $ 8.10113       996,525
   01/01/2009 to 12/31/2009...........  $ 8.10113    $ 9.89341       963,504
   01/01/2010 to 12/31/2010...........  $ 9.89341    $10.85547     1,022,083
   01/01/2011 to 12/31/2011...........  $10.85547    $10.89139     1,009,621
   01/01/2012 to 12/31/2012...........  $10.89139    $12.16045     1,085,086
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.95050    $11.07358         6,425
   01/01/2007 to 12/31/2007...........  $11.07358    $10.50436        52,582
   01/01/2008 to 12/31/2008...........  $10.50436    $ 6.00540        55,418
   01/01/2009 to 12/31/2009...........  $ 6.00540    $ 7.31377        62,618
   01/01/2010 to 12/31/2010...........  $ 7.31377    $ 8.14800        64,639
   01/01/2011 to 12/31/2011...........  $ 8.14800    $ 7.88448        55,316
   01/01/2012 to 12/31/2012...........  $ 7.88448    $ 9.09435        70,846
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98965    $10.30028        10,514
   01/01/2007 to 12/31/2007...........  $10.30028    $11.10959        50,861
   01/01/2008 to 12/31/2008...........  $11.10959    $10.66311        47,286
   01/01/2009 to 12/31/2009...........  $10.66311    $11.76100        57,136
   01/01/2010 to 12/31/2010...........  $11.76100    $12.23466        65,204
   01/01/2011 to 12/31/2011...........  $12.23466    $12.53271        55,436
   01/01/2012 to 12/31/2012...........  $12.53271    $12.97326        56,927
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.94018    $10.46916        33,379
   01/01/2007 to 12/31/2007...........  $10.46916    $11.14637       103,389
   01/01/2008 to 12/31/2008...........  $11.14637    $ 6.51691       107,613
   01/01/2009 to 12/31/2009...........  $ 6.51691    $ 9.83292       104,528
   01/01/2010 to 12/31/2010...........  $ 9.83292    $11.20279        87,626
   01/01/2011 to 12/31/2011...........  $11.20279    $10.83436        90,509
   01/01/2012 to 12/31/2012...........  $10.83436    $12.53229        88,895
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.14750    $ 9.83031        48,980
   01/01/2007 to 12/31/2007...........  $ 9.83031    $13.58724       227,197
   01/01/2008 to 12/31/2008...........  $13.58724    $ 6.68500       286,220
   01/01/2009 to 12/31/2009...........  $ 6.68500    $ 9.82196       310,772
   01/01/2010 to 12/31/2010...........  $ 9.82196    $11.63889       294,395
   01/01/2011 to 12/31/2011...........  $11.63889    $ 9.74194       226,919
   01/01/2012 to 12/31/2012...........  $ 9.74194    $ 9.93017       217,327
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97075    $10.65444        81,968
   01/01/2007 to 12/31/2007...........  $10.65444    $11.48247       397,218
   01/01/2008 to 12/31/2008...........  $11.48247    $ 6.51462       474,602
   01/01/2009 to 12/31/2009...........  $ 6.51462    $ 8.23096       481,950
   01/01/2010 to 12/31/2010...........  $ 8.23096    $ 9.28255       362,465
   01/01/2011 to 12/31/2011...........  $ 9.28255    $ 8.81652       354,917
   01/01/2012 to 12/31/2012...........  $ 8.81652    $ 9.62790       328,595
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........  $ 9.99865    $ 9.97982             0
   01/01/2008 to 12/31/2008...........  $ 9.97982    $ 9.30609        42,799
   01/01/2009 to 12/31/2009...........  $ 9.30609    $10.21975        83,444
   01/01/2010 to 12/31/2010...........  $10.21975    $10.83793        82,277
   01/01/2011 to 12/31/2011...........  $10.83793    $11.30449        65,069
   01/01/2012 to 12/31/2012...........  $11.30449    $11.99408        88,104
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07812    $ 6.64404       140,497
   01/01/2009 to 12/31/2009...........  $ 6.64404    $ 8.50125       347,789
   01/01/2010 to 12/31/2010...........  $ 8.50125    $ 9.21963       372,157
   01/01/2011 to 12/31/2011...........  $ 9.21963    $ 8.91860       334,271
   01/01/2012 to 09/21/2012...........  $ 8.91860    $ 9.99371             0



* Denotes the start date of these sub-accounts

                               PREMIER B SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

ACCUMULATION UNIT VALUES: LIFETIME FIVE INCOME BENEFIT ONLY (1.75%) OR HIGHEST
   DAILY LIFETIME FIVE INCOME BENEFIT ONLY (1.75%) OR HD GRO 60 BPS (1.75%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97003    $10.54251     1,800,950
   01/01/2007 to 12/31/2007...........  $10.54251    $11.31443     7,345,965
   01/01/2008 to 12/31/2008...........  $11.31443    $ 7.58029     5,248,292
   01/01/2009 to 12/31/2009...........  $ 7.58029    $ 9.26448     5,326,490
   01/01/2010 to 12/31/2010...........  $ 9.26448    $10.19462     5,089,366
   01/01/2011 to 12/31/2011...........  $10.19462    $ 9.75312     4,414,821
   01/01/2012 to 12/31/2012...........  $ 9.75312    $10.78971     4,205,446
AST ADVANCED STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98875    $10.48624       491,170
   01/01/2007 to 12/31/2007...........  $10.48624    $11.28462     2,149,669
   01/01/2008 to 12/31/2008...........  $11.28462    $ 7.78498     1,496,155
   01/01/2009 to 12/31/2009...........  $ 7.78498    $ 9.65571     1,546,021
   01/01/2010 to 12/31/2010...........  $ 9.65571    $10.79033     1,571,211
   01/01/2011 to 12/31/2011...........  $10.79033    $10.61693     1,431,282
   01/01/2012 to 12/31/2012...........  $10.61693    $11.85825     1,399,765
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98438    $11.02064             0
   01/01/2007 to 12/31/2007...........  $11.02064    $10.81865             0
   01/01/2008 to 12/31/2008...........  $10.81865    $ 6.93814             0
   01/01/2009 to 12/31/2009...........  $ 6.93814    $ 8.03080         6,596
   01/01/2010 to 12/31/2010...........  $ 8.03080    $ 8.98555        11,755
   01/01/2011 to 12/31/2011...........  $ 8.98555    $ 9.14661         2,574
   01/01/2012 to 05/04/2012...........  $ 9.14661    $ 9.93586             0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97944    $10.49898       660,338
   01/01/2007 to 12/31/2007...........  $10.49898    $11.25387     2,883,308
   01/01/2008 to 12/31/2008...........  $11.25387    $ 7.88566     2,705,876
   01/01/2009 to 12/31/2009...........  $ 7.88566    $ 9.55557     2,782,580
   01/01/2010 to 12/31/2010...........  $ 9.55557    $10.54773     2,691,285
   01/01/2011 to 12/31/2011...........  $10.54773    $10.24057     2,316,352
   01/01/2012 to 12/31/2012...........  $10.24057    $11.31975     2,212,535
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99857    $ 9.16255        12,751
   01/01/2012 to 12/31/2012...........  $ 9.16255    $10.07596        22,426

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BLACKROCK VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.94927    $11.01318             0
   01/01/2007 to 12/31/2007...........  $11.01318    $10.95037             0
   01/01/2008 to 12/31/2008...........  $10.95037    $ 6.74756             0
   01/01/2009 to 12/31/2009...........  $ 6.74756    $ 7.84238         2,315
   01/01/2010 to 12/31/2010...........  $ 7.84238    $ 8.66644         2,249
   01/01/2011 to 12/31/2011...........  $ 8.66644    $ 8.47561         1,076
   01/01/2012 to 12/31/2012...........  $ 8.47561    $ 9.44585         1,382
AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009..........  $ 9.99905    $ 9.38572             0
   01/01/2010 to 12/31/2010...........  $ 9.38572    $10.19992             0
   01/01/2011 to 12/31/2011...........  $10.19992    $10.99092             0
   01/01/2012 to 12/31/2012...........  $10.99092    $11.25150             0
AST BOND PORTFOLIO 2018
   01/28/2008* to 12/31/2008..........  $ 9.99858    $12.04396             0
   01/01/2009 to 12/31/2009...........  $12.04396    $11.12056             0
   01/01/2010 to 12/31/2010...........  $11.12056    $12.15179             0
   01/01/2011 to 12/31/2011...........  $12.15179    $13.56492             0
   01/01/2012 to 12/31/2012...........  $13.56492    $14.09333             0
AST BOND PORTFOLIO 2019
   01/28/2008* to 12/31/2008..........  $ 9.99858    $12.11286             0
   01/01/2009 to 12/31/2009...........  $12.11286    $10.98780             0
   01/01/2010 to 12/31/2010...........  $10.98780    $12.02578           100
   01/01/2011 to 12/31/2011...........  $12.02578    $13.70693           506
   01/01/2012 to 12/31/2012...........  $13.70693    $14.26024             0
AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009..........  $ 9.99905    $ 8.79604             0
   01/01/2010 to 12/31/2010...........  $ 8.79604    $ 9.66876        58,389
   01/01/2011 to 12/31/2011...........  $ 9.66876    $11.27734            95
   01/01/2012 to 12/31/2012...........  $11.27734    $11.78346             0
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........  $ 9.99810    $11.01729        38,657
   01/01/2011 to 12/31/2011...........  $11.01729    $13.02623       638,952
   01/01/2012 to 12/31/2012...........  $13.02623    $13.67162       227,008
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........  $ 9.99857    $12.03025       286,401
   01/01/2012 to 12/31/2012...........  $12.03025    $12.51433       365,575
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012..........  $ 9.99810    $10.40740       255,326
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97974    $10.60086     1,741,226
   01/01/2007 to 12/31/2007...........  $10.60086    $11.43120     7,256,023
   01/01/2008 to 12/31/2008...........  $11.43120    $ 7.30917     5,570,348
   01/01/2009 to 12/31/2009...........  $ 7.30917    $ 9.00313     5,643,870
   01/01/2010 to 12/31/2010...........  $ 9.00313    $10.03170     5,740,105
   01/01/2011 to 12/31/2011...........  $10.03170    $ 9.62010     5,142,553
   01/01/2012 to 12/31/2012...........  $ 9.62010    $10.75186     5,122,405
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08108    $ 7.34315       104,119
   01/01/2009 to 12/31/2009...........  $ 7.34315    $ 8.90471       167,537
   01/01/2010 to 12/31/2010...........  $ 8.90471    $ 9.79462       219,911
   01/01/2011 to 12/31/2011...........  $ 9.79462    $ 9.45152       190,109
   01/01/2012 to 12/31/2012...........  $ 9.45152    $10.24388       198,399

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.88701    $12.11318             0
   01/01/2007 to 12/31/2007...........  $12.11318    $ 9.53033             0
   01/01/2008 to 12/31/2008...........  $ 9.53033    $ 6.08313             0
   01/01/2009 to 12/31/2009...........  $ 6.08313    $ 7.88735         3,042
   01/01/2010 to 12/31/2010...........  $ 7.88735    $ 9.97588         3,002
   01/01/2011 to 12/31/2011...........  $ 9.97588    $10.45070         1,299
   01/01/2012 to 12/31/2012...........  $10.45070    $11.84713         2,109
AST DEAM SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98285    $10.45147             0
   01/01/2007 to 12/31/2007...........  $10.45147    $ 8.44578             0
   01/01/2008 to 07/18/2008...........  $ 8.44578    $ 7.73525             0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99857    $ 9.94478             0
   01/01/2007 to 12/31/2007...........  $ 9.94478    $10.86864             0
   01/01/2008 to 12/31/2008...........  $10.86864    $ 5.97180             0
   01/01/2009 to 12/31/2009...........  $ 5.97180    $ 7.78612         2,497
   01/01/2010 to 12/31/2010...........  $ 7.78612    $10.14271         7,539
   01/01/2011 to 12/31/2011...........  $10.14271    $ 8.66144         4,659
   01/01/2012 to 12/31/2012...........  $ 8.66144    $10.22095         6,891
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10358    $ 7.50322        13,336
   01/01/2009 to 12/31/2009...........  $ 7.50322    $ 8.93974        26,953
   01/01/2010 to 12/31/2010...........  $ 8.93974    $ 9.95667        62,320
   01/01/2011 to 12/31/2011...........  $ 9.95667    $ 9.54376        42,822
   01/01/2012 to 12/31/2012...........  $ 9.54376    $10.65837        53,623
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99857    $10.52216       336,742
   01/01/2007 to 12/31/2007...........  $10.52216    $11.22519     1,558,196
   01/01/2008 to 12/31/2008...........  $11.22519    $ 7.22737     1,139,320
   01/01/2009 to 12/31/2009...........  $ 7.22737    $ 8.79712     1,202,613
   01/01/2010 to 12/31/2010...........  $ 8.79712    $ 9.88773     1,180,706
   01/01/2011 to 12/31/2011...........  $ 9.88773    $ 9.57167       945,215
   01/01/2012 to 12/31/2012...........  $ 9.57167    $10.40722       936,387
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99857    $10.30127       546,256
   01/01/2007 to 12/31/2007...........  $10.30127    $11.27901     2,148,978
   01/01/2008 to 12/31/2008...........  $11.27901    $ 6.57207     1,469,499
   01/01/2009 to 12/31/2009...........  $ 6.57207    $ 8.13678     1,588,708
   01/01/2010 to 12/31/2010...........  $ 8.13678    $ 9.51787     1,677,327
   01/01/2011 to 12/31/2011...........  $ 9.51787    $ 8.77313     1,401,227
   01/01/2012 to 12/31/2012...........  $ 8.77313    $ 9.73603     1,364,157
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99858    $ 7.47065        27,272
   01/01/2009 to 11/13/2009...........  $ 7.47065    $ 8.35030             0
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99858    $10.74305       220,133

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17526    $ 6.11150            0
   01/01/2009 to 12/31/2009...........  $ 6.11150    $ 8.11460        4,642
   01/01/2010 to 12/31/2010...........  $ 8.11460    $ 9.58600        8,225
   01/01/2011 to 12/31/2011...........  $ 9.58600    $ 8.94656        4,220
   01/01/2012 to 12/31/2012...........  $ 8.94656    $11.14928        7,623
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.93493    $10.24906            0
   01/01/2007 to 12/31/2007...........  $10.24906    $11.48125            0
   01/01/2008 to 12/31/2008...........  $11.48125    $ 6.73972            0
   01/01/2009 to 12/31/2009...........  $ 6.73972    $ 9.89579        4,004
   01/01/2010 to 12/31/2010...........  $ 9.89579    $10.72625        4,220
   01/01/2011 to 12/31/2011...........  $10.72625    $10.12478        1,716
   01/01/2012 to 12/31/2012...........  $10.12478    $11.91711        2,091
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96053    $11.03108            0
   01/01/2007 to 12/31/2007...........  $11.03108    $11.39626            0
   01/01/2008 to 12/31/2008...........  $11.39626    $ 6.64269            0
   01/01/2009 to 12/31/2009...........  $ 6.64269    $ 7.78118        4,897
   01/01/2010 to 12/31/2010...........  $ 7.78118    $ 8.63286        9,895
   01/01/2011 to 12/31/2011...........  $ 8.63286    $ 8.01634        5,256
   01/01/2012 to 12/31/2012...........  $ 8.01634    $ 9.42776        7,881
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.95792    $ 9.86401            0
   01/01/2007 to 12/31/2007...........  $ 9.86401    $11.56909            0
   01/01/2008 to 12/31/2008...........  $11.56909    $ 6.73180            0
   01/01/2009 to 12/31/2009...........  $ 6.73180    $10.39351        7,059
   01/01/2010 to 12/31/2010...........  $10.39351    $12.24001        9,473
   01/01/2011 to 12/31/2011...........  $12.24001    $11.67165        4,236
   01/01/2012 to 12/31/2012...........  $11.67165    $13.72046        5,315
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03346    $ 7.63699            0
   01/01/2009 to 12/31/2009...........  $ 7.63699    $ 9.52067            0
   01/01/2010 to 12/31/2010...........  $ 9.52067    $11.86158          678
   01/01/2011 to 12/31/2011...........  $11.86158    $11.80975          427
   01/01/2012 to 12/31/2012...........  $11.80975    $13.42742          693
AST HIGH YIELD PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99857    $10.56250            0
   01/01/2007 to 12/31/2007...........  $10.56250    $10.63742            0
   01/01/2008 to 12/31/2008...........  $10.63742    $ 7.78400            0
   01/01/2009 to 12/31/2009...........  $ 7.78400    $10.37011        4,733
   01/01/2010 to 12/31/2010...........  $10.37011    $11.56763        6,252
   01/01/2011 to 12/31/2011...........  $11.56763    $11.72970        3,189
   01/01/2012 to 12/31/2012...........  $11.72970    $13.12705        4,253
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08926    $ 7.61215       57,389
   01/01/2009 to 12/31/2009...........  $ 7.61215    $ 9.23061      196,954
   01/01/2010 to 12/31/2010...........  $ 9.23061    $10.12402      196,131
   01/01/2011 to 12/31/2011...........  $10.12402    $ 9.89972      158,625
   01/01/2012 to 12/31/2012...........  $ 9.89972    $10.71473      162,464

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99209    $10.60171            0
   01/01/2007 to 12/31/2007...........  $10.60171    $12.40345            0
   01/01/2008 to 12/31/2008...........  $12.40345    $ 6.06655            0
   01/01/2009 to 12/31/2009...........  $ 6.06655    $ 8.06631        4,243
   01/01/2010 to 12/31/2010...........  $ 8.06631    $ 9.07693        5,838
   01/01/2011 to 12/31/2011...........  $ 9.07693    $ 7.76802        3,046
   01/01/2012 to 12/31/2012...........  $ 7.76802    $ 9.18910        3,757
AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2006* to 12/31/2006..........  $10.01024    $10.86454            0
   01/01/2007 to 12/31/2007...........  $10.86454    $12.57772            0
   01/01/2008 to 12/31/2008...........  $12.57772    $ 6.92187            0
   01/01/2009 to 12/31/2009...........  $ 6.92187    $ 8.87760        3,530
   01/01/2010 to 12/31/2010...........  $ 8.87760    $ 9.69193        7,861
   01/01/2011 to 12/31/2011...........  $ 9.69193    $ 8.33006        3,732
   01/01/2012 to 12/31/2012...........  $ 8.33006    $ 9.55185        4,899
AST INVESTMENT GRADE BOND PORTFOLIO
   01/28/2008* to 12/31/2008..........  $ 9.99858    $10.72532      267,368
   01/01/2009 to 12/31/2009...........  $10.72532    $11.73237      128,909
   01/01/2010 to 12/31/2010...........  $11.73237    $12.77720       95,027
   01/01/2011 to 12/31/2011...........  $12.77720    $14.12060      187,387
   01/01/2012 to 12/31/2012...........  $14.12060    $15.18209       87,772
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11177    $ 7.13625       16,439
   01/01/2009 to 12/31/2009...........  $ 7.13625    $ 8.88380       67,144
   01/01/2010 to 12/31/2010...........  $ 8.88380    $ 9.93736      119,181
   01/01/2011 to 12/31/2011...........  $ 9.93736    $ 9.71107       68,162
   01/01/2012 to 12/31/2012...........  $ 9.71107    $10.84004       76,152
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96723    $10.53489            0
   01/01/2007 to 12/31/2007...........  $10.53489    $10.55381      314,971
   01/01/2008 to 12/31/2008...........  $10.55381    $ 8.54506      429,061
   01/01/2009 to 12/31/2009...........  $ 8.54506    $10.24727      458,937
   01/01/2010 to 12/31/2010...........  $10.24727    $10.80817      460,917
   01/01/2011 to 12/31/2011...........  $10.80817    $10.64726      472,112
   01/01/2012 to 12/31/2012...........  $10.64726    $11.58557      484,380
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08396    $10.28967          219
   01/01/2010 to 12/31/2010...........  $10.28967    $11.25705        2,266
   01/01/2011 to 12/31/2011...........  $11.25705    $11.13692        1,226
   01/01/2012 to 12/31/2012...........  $11.13692    $12.60745        1,644
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14535    $10.29945            0
   01/01/2010 to 12/31/2010...........  $10.29945    $11.51148        3,884
   01/01/2011 to 12/31/2011...........  $11.51148    $10.64939        4,117
   01/01/2012 to 12/31/2012...........  $10.64939    $11.85108          107
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99857    $10.57842            0
   01/01/2007 to 12/31/2007...........  $10.57842    $11.37690            0
   01/01/2008 to 12/31/2008...........  $11.37690    $ 6.55421            0
   01/01/2009 to 12/31/2009...........  $ 6.55421    $ 8.75281        5,437
   01/01/2010 to 12/31/2010...........  $ 8.75281    $ 9.21909       12,381
   01/01/2011 to 12/31/2011...........  $ 9.21909    $ 8.23160        7,644
   01/01/2012 to 12/31/2012...........  $ 8.23160    $ 9.86225        8,602

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.95990    $11.00919            0
   01/01/2007 to 12/31/2007...........  $11.00919    $10.49565            0
   01/01/2008 to 12/31/2008...........  $10.49565    $ 6.03521            0
   01/01/2009 to 12/31/2009...........  $ 6.03521    $ 7.08407        1,262
   01/01/2010 to 12/31/2010...........  $ 7.08407    $ 7.87845        7,746
   01/01/2011 to 12/31/2011...........  $ 7.87845    $ 7.41911        3,072
   01/01/2012 to 12/31/2012...........  $ 7.41911    $ 8.52255        3,715
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99857    $10.47669            0
   01/01/2007 to 12/31/2007...........  $10.47669    $10.92227            0
   01/01/2008 to 12/31/2008...........  $10.92227    $ 8.23823            0
   01/01/2009 to 12/31/2009...........  $ 8.23823    $10.89824        2,313
   01/01/2010 to 12/31/2010...........  $10.89824    $12.14768        1,264
   01/01/2011 to 12/31/2011...........  $12.14768    $13.15337        1,206
   01/01/2012 to 12/31/2012...........  $13.15337    $13.69343        2,725
AST MARSICO CAPITAL GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.94804    $10.21374            0
   01/01/2007 to 12/31/2007...........  $10.21374    $11.53918            0
   01/01/2008 to 12/31/2008...........  $11.53918    $ 6.38917            0
   01/01/2009 to 12/31/2009...........  $ 6.38917    $ 8.14798        7,793
   01/01/2010 to 12/31/2010...........  $ 8.14798    $ 9.58964       14,449
   01/01/2011 to 12/31/2011...........  $ 9.58964    $ 9.33879        7,967
   01/01/2012 to 12/31/2012...........  $ 9.33879    $10.30371       11,859
AST MFS GLOBAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96011    $11.10079            0
   01/01/2007 to 12/31/2007...........  $11.10079    $11.93449            0
   01/01/2008 to 12/31/2008...........  $11.93449    $ 7.74226            0
   01/01/2009 to 12/31/2009...........  $ 7.74226    $10.00657        4,376
   01/01/2010 to 12/31/2010...........  $10.00657    $11.01926        2,936
   01/01/2011 to 12/31/2011...........  $11.01926    $10.49074        1,831
   01/01/2012 to 12/31/2012...........  $10.49074    $12.68948        2,419
AST MFS GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.93168    $10.38005            0
   01/01/2007 to 12/31/2007...........  $10.38005    $11.74189            0
   01/01/2008 to 12/31/2008...........  $11.74189    $ 7.35047            0
   01/01/2009 to 12/31/2009...........  $ 7.35047    $ 8.97986          604
   01/01/2010 to 12/31/2010...........  $ 8.97986    $ 9.95374        4,601
   01/01/2011 to 12/31/2011...........  $ 9.95374    $ 9.72471        1,801
   01/01/2012 to 12/31/2012...........  $ 9.72471    $11.19006        1,984
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99858    $10.19406            0
AST MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.92901    $10.39990            0
   01/01/2007 to 12/31/2007...........  $10.39990    $10.50138            0
   01/01/2008 to 12/31/2008...........  $10.50138    $ 6.38584            0
   01/01/2009 to 12/31/2009...........  $ 6.38584    $ 8.71638        1,504
   01/01/2010 to 12/31/2010...........  $ 8.71638    $10.58897        1,510
   01/01/2011 to 12/31/2011...........  $10.58897    $10.04800          608
   01/01/2012 to 12/31/2012...........  $10.04800    $11.69310          766

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MONEY MARKET PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99975    $10.20465            0
   01/01/2007 to 12/31/2007...........  $10.20465    $10.51994            0
   01/01/2008 to 12/31/2008...........  $10.51994    $10.59840            0
   01/01/2009 to 12/31/2009...........  $10.59840    $10.44180       27,394
   01/01/2010 to 12/31/2010...........  $10.44180    $10.26477       20,194
   01/01/2011 to 12/31/2011...........  $10.26477    $10.09057       14,484
   01/01/2012 to 12/31/2012...........  $10.09057    $ 9.91778       11,183
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.03571    $10.15678            0
   01/01/2007 to 12/31/2007...........  $10.15678    $10.29756            0
   01/01/2008 to 12/31/2008...........  $10.29756    $ 5.84357            0
   01/01/2009 to 12/31/2009...........  $ 5.84357    $ 8.07728        1,187
   01/01/2010 to 12/31/2010...........  $ 8.07728    $ 9.79886        3,335
   01/01/2011 to 12/31/2011...........  $ 9.79886    $ 9.39128        1,377
   01/01/2012 to 12/31/2012...........  $ 9.39128    $10.81040        1,972
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.02848    $10.06951            0
   01/01/2012 to 12/31/2012...........  $10.06951    $10.37829            0
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96496    $10.19976            0
   01/01/2007 to 12/31/2007...........  $10.19976    $12.24905            0
   01/01/2008 to 12/31/2008...........  $12.24905    $ 6.83966            0
   01/01/2009 to 12/31/2009...........  $ 6.83966    $ 8.72450        3,055
   01/01/2010 to 12/31/2010...........  $ 8.72450    $11.03351        8,033
   01/01/2011 to 12/31/2011...........  $11.03351    $11.02690        3,421
   01/01/2012 to 12/31/2012...........  $11.02690    $12.17892        5,513
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98799    $ 9.44486            0
   01/01/2007 to 12/31/2007...........  $ 9.44486    $11.01865            0
   01/01/2008 to 12/31/2008...........  $11.01865    $ 6.22235            0
   01/01/2009 to 12/31/2009...........  $ 6.22235    $ 7.49518        2,765
   01/01/2010 to 12/31/2010...........  $ 7.49518    $ 8.85927        3,680
   01/01/2011 to 04/29/2011...........  $ 8.85927    $ 9.93478            0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99858    $10.31874        3,239
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10132    $ 5.57216            0
   01/01/2009 to 12/31/2009...........  $ 5.57216    $ 9.11891        4,932
   01/01/2010 to 12/31/2010...........  $ 9.11891    $10.95795       14,211
   01/01/2011 to 12/31/2011...........  $10.95795    $ 8.58654        9,133
   01/01/2012 to 12/31/2012...........  $ 8.58654    $ 9.95162       11,260
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98017    $10.16612            0
   01/01/2007 to 12/31/2007...........  $10.16612    $10.66960            0
   01/01/2008 to 12/31/2008...........  $10.66960    $10.60295            0
   01/01/2009 to 12/31/2009...........  $10.60295    $11.48658        3,251
   01/01/2010 to 12/31/2010...........  $11.48658    $11.72926       11,456
   01/01/2011 to 12/31/2011...........  $11.72926    $11.78694        9,762
   01/01/2012 to 12/31/2012...........  $11.78694    $12.12782       10,369

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.97123    $10.29870             0
   01/01/2007 to 12/31/2007...........  $10.29870    $10.96160             0
   01/01/2008 to 12/31/2008...........  $10.96160    $10.52960             0
   01/01/2009 to 12/31/2009...........  $10.52960    $12.05880        52,387
   01/01/2010 to 12/31/2010...........  $12.05880    $12.76610        80,428
   01/01/2011 to 12/31/2011...........  $12.76610    $12.94556        46,981
   01/01/2012 to 12/31/2012...........  $12.94556    $13.90862        46,392
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97916    $10.41199       145,637
   01/01/2007 to 12/31/2007...........  $10.41199    $11.12416       869,033
   01/01/2008 to 12/31/2008...........  $11.12416    $ 8.80243     1,315,556
   01/01/2009 to 12/31/2009...........  $ 8.80243    $10.38444     1,417,628
   01/01/2010 to 12/31/2010...........  $10.38444    $11.28481     1,469,096
   01/01/2011 to 12/31/2011...........  $11.28481    $11.20146     1,377,189
   01/01/2012 to 12/31/2012...........  $11.20146    $12.15069     1,420,177
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.01849    $10.06939             0
   01/01/2012 to 12/31/2012...........  $10.06939    $10.59962             0
AST QMA US EQUITY ALPHA PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.95080    $10.72630             0
   01/01/2007 to 12/31/2007...........  $10.72630    $10.76050             0
   01/01/2008 to 12/31/2008...........  $10.76050    $ 6.48081             0
   01/01/2009 to 12/31/2009...........  $ 6.48081    $ 7.75928           534
   01/01/2010 to 12/31/2010...........  $ 7.75928    $ 8.77355           588
   01/01/2011 to 12/31/2011...........  $ 8.77355    $ 8.92102         5,253
   01/01/2012 to 12/31/2012...........  $ 8.92102    $10.41605           393
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99857    $ 8.89568         1,189
   01/01/2012 to 12/31/2012...........  $ 8.89568    $ 9.89278         1,189
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09925    $ 6.69446        30,005
   01/01/2009 to 12/31/2009...........  $ 6.69446    $ 8.34595       120,538
   01/01/2010 to 12/31/2010...........  $ 8.34595    $ 9.37899       168,807
   01/01/2011 to 12/31/2011...........  $ 9.37899    $ 8.99772       123,003
   01/01/2012 to 12/31/2012...........  $ 8.99772    $10.24908       139,301

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98433    $10.56714             0
   01/01/2007 to 12/31/2007...........  $10.56714    $11.31065       102,888
   01/01/2008 to 12/31/2008...........  $11.31065    $ 7.75997        85,839
   01/01/2009 to 12/31/2009...........  $ 7.75997    $ 9.71715       170,482
   01/01/2010 to 12/31/2010...........  $ 9.71715    $10.67818       242,375
   01/01/2011 to 12/31/2011...........  $10.67818    $10.13994       193,517
   01/01/2012 to 12/31/2012...........  $10.13994    $11.07516       201,244
AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.90506    $ 9.90872             0
   01/01/2007 to 12/31/2007...........  $ 9.90872    $10.43378             0
   01/01/2008 to 12/31/2008...........  $10.43378    $ 6.66531             0
   01/01/2009 to 12/31/2009...........  $ 6.66531    $ 8.77180         2,301
   01/01/2010 to 12/31/2010...........  $ 8.77180    $11.76047         3,732
   01/01/2011 to 12/31/2011...........  $11.76047    $11.44523         1,577
   01/01/2012 to 12/31/2012...........  $11.44523    $12.61772         2,245
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99240    $10.45801             0
   01/01/2007 to 12/31/2007...........  $10.45801    $ 9.70078             0
   01/01/2008 to 12/31/2008...........  $ 9.70078    $ 6.70059             0
   01/01/2009 to 12/31/2009...........  $ 6.70059    $ 8.36348         4,832
   01/01/2010 to 12/31/2010...........  $ 8.36348    $10.35634         6,939
   01/01/2011 to 12/31/2011...........  $10.35634    $ 9.57011         3,019
   01/01/2012 to 12/31/2012...........  $ 9.57011    $11.11346         3,775
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96810    $10.62508        16,581
   01/01/2007 to 12/31/2007...........  $10.62508    $11.10168     1,530,578
   01/01/2008 to 12/31/2008...........  $11.10168    $ 8.07989     1,055,039
   01/01/2009 to 12/31/2009...........  $ 8.07989    $ 9.85774     1,077,905
   01/01/2010 to 12/31/2010...........  $ 9.85774    $10.80580     1,134,743
   01/01/2011 to 12/31/2011...........  $10.80580    $10.83087     1,009,735
   01/01/2012 to 12/31/2012...........  $10.83087    $12.08098     1,106,077
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.95042    $11.06626             0
   01/01/2007 to 12/31/2007...........  $11.06626    $10.48707             0
   01/01/2008 to 12/31/2008...........  $10.48707    $ 5.98961             0
   01/01/2009 to 12/31/2009...........  $ 5.98961    $ 7.28736           229
   01/01/2010 to 12/31/2010...........  $ 7.28736    $ 8.11059         1,352
   01/01/2011 to 12/31/2011...........  $ 8.11059    $ 7.84060           530
   01/01/2012 to 12/31/2012...........  $ 7.84060    $ 9.03488           673

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98957    $10.29346            0
   01/01/2007 to 12/31/2007...........  $10.29346    $11.09132            0
   01/01/2008 to 12/31/2008...........  $11.09132    $10.63511            0
   01/01/2009 to 12/31/2009...........  $10.63511    $11.71854        6,106
   01/01/2010 to 12/31/2010...........  $11.71854    $12.17856        5,121
   01/01/2011 to 12/31/2011...........  $12.17856    $12.46302        4,174
   01/01/2012 to 12/31/2012...........  $12.46302    $12.88847        4,788
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.94009    $10.46223            0
   01/01/2007 to 12/31/2007...........  $10.46223    $11.12804            0
   01/01/2008 to 12/31/2008...........  $11.12804    $ 6.49978            0
   01/01/2009 to 12/31/2009...........  $ 6.49978    $ 9.79749        6,044
   01/01/2010 to 12/31/2010...........  $ 9.79749    $11.15143       28,201
   01/01/2011 to 12/31/2011...........  $11.15143    $10.77407        8,146
   01/01/2012 to 12/31/2012...........  $10.77407    $12.45032        5,640
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.14742    $ 9.82387            0
   01/01/2007 to 12/31/2007...........  $ 9.82387    $13.56505            0
   01/01/2008 to 12/31/2008...........  $13.56505    $ 6.66754            0
   01/01/2009 to 12/31/2009...........  $ 6.66754    $ 9.78660       18,507
   01/01/2010 to 12/31/2010...........  $ 9.78660    $11.58555       26,610
   01/01/2011 to 12/31/2011...........  $11.58555    $ 9.68778       13,221
   01/01/2012 to 12/31/2012...........  $ 9.68778    $ 9.86519       13,931
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97067    $10.64737            0
   01/01/2007 to 12/31/2007...........  $10.64737    $11.46345            0
   01/01/2008 to 12/31/2008...........  $11.46345    $ 6.49753            0
   01/01/2009 to 12/31/2009...........  $ 6.49753    $ 8.20138       38,652
   01/01/2010 to 12/31/2010...........  $ 8.20138    $ 9.24013       44,538
   01/01/2011 to 12/31/2011...........  $ 9.24013    $ 8.76758       26,079
   01/01/2012 to 12/31/2012...........  $ 8.76758    $ 9.56505       31,664
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........  $ 9.99857    $ 9.97857            0
   01/01/2008 to 12/31/2008...........  $ 9.97857    $ 9.29580            0
   01/01/2009 to 12/31/2009...........  $ 9.29580    $10.19841        6,401
   01/01/2010 to 12/31/2010...........  $10.19841    $10.80459        9,567
   01/01/2011 to 12/31/2011...........  $10.80459    $11.25875        5,671
   01/01/2012 to 12/31/2012...........  $11.25875    $11.93381        7,388
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07809    $ 6.63967       64,724
   01/01/2009 to 12/31/2009...........  $ 6.63967    $ 8.48729      115,986
   01/01/2010 to 12/31/2010...........  $ 8.48729    $ 9.19556      209,200
   01/01/2011 to 12/31/2011...........  $ 9.19556    $ 8.88658      196,297
   01/01/2012 to 09/21/2012...........  $ 8.88658    $ 9.95078            0



* Denotes the start date of these sub-accounts

                               PREMIER B SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

  ACCUMULATION UNIT VALUES: SPOUSAL LIFETIME FIVE INCOME BENEFIT ONLY (1.90%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.39927    $10.98569       583,389
   01/01/2007 to 12/31/2007...........  $10.98569    $11.77245     1,859,641
   01/01/2008 to 12/31/2008...........  $11.77245    $ 7.87551     1,785,172
   01/01/2009 to 12/31/2009...........  $ 7.87551    $ 9.61124     1,640,143
   01/01/2010 to 12/31/2010...........  $ 9.61124    $10.56057     1,463,422
   01/01/2011 to 12/31/2011...........  $10.56057    $10.08836     1,384,234
   01/01/2012 to 12/31/2012...........  $10.08836    $11.14410     1,249,343
AST ADVANCED STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.14643    $10.64132       118,534
   01/01/2007 to 12/31/2007...........  $10.64132    $11.43460       381,987
   01/01/2008 to 12/31/2008...........  $11.43460    $ 7.87680       484,130
   01/01/2009 to 12/31/2009...........  $ 7.87680    $ 9.75519       535,791
   01/01/2010 to 12/31/2010...........  $ 9.75519    $10.88553       434,823
   01/01/2011 to 12/31/2011...........  $10.88553    $10.69481       440,297
   01/01/2012 to 12/31/2012...........  $10.69481    $11.92762       455,812
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.72581    $11.82754             0
   01/01/2007 to 12/31/2007...........  $11.82754    $11.59346             0
   01/01/2008 to 12/31/2008...........  $11.59346    $ 7.42411         5,613
   01/01/2009 to 12/31/2009...........  $ 7.42411    $ 8.58067        50,696
   01/01/2010 to 12/31/2010...........  $ 8.58067    $ 9.58667        33,967
   01/01/2011 to 12/31/2011...........  $ 9.58667    $ 9.74413        25,398
   01/01/2012 to 05/04/2012...........  $ 9.74413    $10.57964             0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.34964    $10.87782       198,275
   01/01/2007 to 12/31/2007...........  $10.87782    $11.64277       528,469
   01/01/2008 to 12/31/2008...........  $11.64277    $ 8.14626       780,685
   01/01/2009 to 12/31/2009...........  $ 8.14626    $ 9.85682       900,823
   01/01/2010 to 12/31/2010...........  $ 9.85682    $10.86424       694,237
   01/01/2011 to 12/31/2011...........  $10.86424    $10.53238       651,831
   01/01/2012 to 12/31/2012...........  $10.53238    $11.62514       606,123
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99793    $ 9.15301        76,140
   01/01/2012 to 12/31/2012...........  $ 9.15301    $10.05053        77,501
AST BLACKROCK VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.55276    $12.77562             0
   01/01/2007 to 12/31/2007...........  $12.77562    $12.68399             0
   01/01/2008 to 12/31/2008...........  $12.68399    $ 7.80431         2,713
   01/01/2009 to 12/31/2009...........  $ 7.80431    $ 9.05722         4,853
   01/01/2010 to 12/31/2010...........  $ 9.05722    $ 9.99424         4,901
   01/01/2011 to 12/31/2011...........  $ 9.99424    $ 9.75979         5,672
   01/01/2012 to 12/31/2012...........  $ 9.75979    $10.86104         5,536

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009..........  $ 9.99897    $ 9.37189             0
   01/01/2010 to 12/31/2010...........  $ 9.37189    $10.16992             0
   01/01/2011 to 12/31/2011...........  $10.16992    $10.94263             0
   01/01/2012 to 12/31/2012...........  $10.94263    $11.18539             0
AST BOND PORTFOLIO 2018
   01/28/2008* to 12/31/2008..........  $ 9.99846    $12.02740       908,730
   01/01/2009 to 12/31/2009...........  $12.02740    $11.08899       916,869
   01/01/2010 to 12/31/2010...........  $11.08899    $12.09943       638,577
   01/01/2011 to 12/31/2011...........  $12.09943    $13.48663       417,534
   01/01/2012 to 12/31/2012...........  $13.48663    $13.99125       309,874
AST BOND PORTFOLIO 2019
   01/28/2008* to 12/31/2008..........  $ 9.99846    $12.09626       612,585
   01/01/2009 to 12/31/2009...........  $12.09626    $10.95660       502,389
   01/01/2010 to 12/31/2010...........  $10.95660    $11.97397       373,713
   01/01/2011 to 12/31/2011...........  $11.97397    $13.62798       248,886
   01/01/2012 to 12/31/2012...........  $13.62798    $14.15708       157,119
AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009..........  $ 9.99897    $ 8.78306        52,681
   01/01/2010 to 12/31/2010...........  $ 8.78306    $ 9.64023       528,085
   01/01/2011 to 12/31/2011...........  $ 9.64023    $11.22759       101,117
   01/01/2012 to 12/31/2012...........  $11.22759    $11.71417         9,380
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........  $ 9.99794    $11.00110       778,013
   01/01/2011 to 12/31/2011...........  $11.00110    $12.98795       542,945
   01/01/2012 to 12/31/2012...........  $12.98795    $13.61130        65,573
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........  $ 9.99845    $12.01256       796,652
   01/01/2012 to 12/31/2012...........  $12.01256    $12.47759       808,569
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012..........  $ 9.99794    $10.39215       645,445
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.51837    $11.16214       696,836
   01/01/2007 to 12/31/2007...........  $11.16214    $12.01860     1,899,240
   01/01/2008 to 12/31/2008...........  $12.01860    $ 7.67349     2,229,727
   01/01/2009 to 12/31/2009...........  $ 7.67349    $ 9.43787     2,245,693
   01/01/2010 to 12/31/2010...........  $ 9.43787    $10.50081     2,023,526
   01/01/2011 to 12/31/2011...........  $10.50081    $10.05525     1,946,932
   01/01/2012 to 12/31/2012...........  $10.05525    $11.22171     1,857,703
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08104    $ 7.33582        41,079
   01/01/2009 to 12/31/2009...........  $ 7.33582    $ 8.88278        91,896
   01/01/2010 to 12/31/2010...........  $ 8.88278    $ 9.75608        50,495
   01/01/2011 to 12/31/2011...........  $ 9.75608    $ 9.40046        54,420
   01/01/2012 to 12/31/2012...........  $ 9.40046    $10.17351        57,843

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $13.14998    $16.09509            0
   01/01/2007 to 12/31/2007...........  $16.09509    $12.64447            0
   01/01/2008 to 12/31/2008...........  $12.64447    $ 8.05893        9,851
   01/01/2009 to 12/31/2009...........  $ 8.05893    $10.43374        8,691
   01/01/2010 to 12/31/2010...........  $10.43374    $13.17714        3,507
   01/01/2011 to 12/31/2011...........  $13.17714    $13.78398        3,870
   01/01/2012 to 12/31/2012...........  $13.78398    $15.60270        5,097
AST DEAM SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.25302    $11.76968            0
   01/01/2007 to 12/31/2007...........  $11.76968    $ 9.49700            0
   01/01/2008 to 07/18/2008...........  $ 9.49700    $ 8.69104            0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.19699    $12.11939            0
   01/01/2007 to 12/31/2007...........  $12.11939    $13.22558            0
   01/01/2008 to 12/31/2008...........  $13.22558    $ 7.25607        1,509
   01/01/2009 to 12/31/2009...........  $ 7.25607    $ 9.44657        5,695
   01/01/2010 to 12/31/2010...........  $ 9.44657    $12.28759        4,281
   01/01/2011 to 12/31/2011...........  $12.28759    $10.47763       13,701
   01/01/2012 to 12/31/2012...........  $10.47763    $12.34599       16,108
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10354    $ 7.49581       15,170
   01/01/2009 to 12/31/2009...........  $ 7.49581    $ 8.91773       61,566
   01/01/2010 to 12/31/2010...........  $ 8.91773    $ 9.91745       36,229
   01/01/2011 to 12/31/2011...........  $ 9.91745    $ 9.49220       35,462
   01/01/2012 to 12/31/2012...........  $ 9.49220    $10.58502       41,888
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.04664    $10.56241      121,250
   01/01/2007 to 12/31/2007...........  $10.56241    $11.25138      309,496
   01/01/2008 to 12/31/2008...........  $11.25138    $ 7.23357      379,589
   01/01/2009 to 12/31/2009...........  $ 7.23357    $ 8.79176      378,198
   01/01/2010 to 12/31/2010...........  $ 8.79176    $ 9.86717      341,078
   01/01/2011 to 12/31/2011...........  $ 9.86717    $ 9.53771      337,060
   01/01/2012 to 12/31/2012...........  $ 9.53771    $10.35497      285,270
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.16637    $10.46392      160,806
   01/01/2007 to 12/31/2007...........  $10.46392    $11.44013      410,282
   01/01/2008 to 12/31/2008...........  $11.44013    $ 6.65616      642,820
   01/01/2009 to 12/31/2009...........  $ 6.65616    $ 8.22871      589,986
   01/01/2010 to 12/31/2010...........  $ 8.22871    $ 9.61112      493,311
   01/01/2011 to 12/31/2011...........  $ 9.61112    $ 8.84603      472,345
   01/01/2012 to 12/31/2012...........  $ 8.84603    $ 9.80252      433,588
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99846    $ 7.46564       13,054
   01/01/2009 to 11/13/2009...........  $ 7.46564    $ 8.33415            0
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99846    $10.73228       86,013
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17514    $ 6.10747        2,748
   01/01/2009 to 12/31/2009...........  $ 6.10747    $ 8.09735        2,393
   01/01/2010 to 12/31/2010...........  $ 8.09735    $ 9.55158          790
   01/01/2011 to 12/31/2011...........  $ 9.55158    $ 8.90131        1,108
   01/01/2012 to 12/31/2012...........  $ 8.90131    $11.07650        1,022

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.24704    $11.59121            0
   01/01/2007 to 12/31/2007...........  $11.59121    $12.96551            0
   01/01/2008 to 12/31/2008...........  $12.96551    $ 7.59977        3,911
   01/01/2009 to 12/31/2009...........  $ 7.59977    $11.14229       10,548
   01/01/2010 to 12/31/2010...........  $11.14229    $12.05954        7,145
   01/01/2011 to 12/31/2011...........  $12.05954    $11.36664        3,942
   01/01/2012 to 12/31/2012...........  $11.36664    $13.35906        3,761
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.65822    $11.79214            0
   01/01/2007 to 12/31/2007...........  $11.79214    $12.16446            0
   01/01/2008 to 12/31/2008...........  $12.16446    $ 7.08000        5,343
   01/01/2009 to 12/31/2009...........  $ 7.08000    $ 8.28115       30,196
   01/01/2010 to 12/31/2010...........  $ 8.28115    $ 9.17397       15,172
   01/01/2011 to 12/31/2011...........  $ 9.17397    $ 8.50626        7,106
   01/01/2012 to 12/31/2012...........  $ 8.50626    $ 9.98923        5,872
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.12778    $11.01205            0
   01/01/2007 to 12/31/2007...........  $11.01205    $12.89631            0
   01/01/2008 to 12/31/2008...........  $12.89631    $ 7.49295        9,127
   01/01/2009 to 12/31/2009...........  $ 7.49295    $11.55150       13,822
   01/01/2010 to 12/31/2010...........  $11.55150    $13.58365        7,756
   01/01/2011 to 12/31/2011...........  $13.58365    $12.93390        7,709
   01/01/2012 to 12/31/2012...........  $12.93390    $15.18202       10,353
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03334    $ 7.63187        5,133
   01/01/2009 to 12/31/2009...........  $ 7.63187    $ 9.50032        8,060
   01/01/2010 to 12/31/2010...........  $ 9.50032    $11.81873        5,086
   01/01/2011 to 12/31/2011...........  $11.81873    $11.74963        5,080
   01/01/2012 to 12/31/2012...........  $11.74963    $13.33932        5,571
AST HIGH YIELD PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.09677    $10.65578            0
   01/01/2007 to 12/31/2007...........  $10.65578    $10.71545            0
   01/01/2008 to 12/31/2008...........  $10.71545    $ 7.82946        1,151
   01/01/2009 to 12/31/2009...........  $ 7.82946    $10.41539       49,084
   01/01/2010 to 12/31/2010...........  $10.41539    $11.60106       33,309
   01/01/2011 to 12/31/2011...........  $11.60106    $11.74628       21,046
   01/01/2012 to 12/31/2012...........  $11.74628    $13.12633       24,311
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08922    $ 7.60464       49,973
   01/01/2009 to 12/31/2009...........  $ 7.60464    $ 9.20795      113,191
   01/01/2010 to 12/31/2010...........  $ 9.20795    $10.08437       82,518
   01/01/2011 to 12/31/2011...........  $10.08437    $ 9.84640       80,266
   01/01/2012 to 12/31/2012...........  $ 9.84640    $10.64133       95,403
AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99197    $10.59108            0
   01/01/2007 to 12/31/2007...........  $10.59108    $12.37266            0
   01/01/2008 to 12/31/2008...........  $12.37266    $ 6.04263        1,782
   01/01/2009 to 12/31/2009...........  $ 6.04263    $ 8.02258       13,561
   01/01/2010 to 12/31/2010...........  $ 8.02258    $ 9.01442        7,898
   01/01/2011 to 12/31/2011...........  $ 9.01442    $ 7.70310        8,637
   01/01/2012 to 12/31/2012...........  $ 7.70310    $ 9.09880        8,392

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2006* to 12/31/2006..........  $10.01012    $10.85384            0
   01/01/2007 to 12/31/2007...........  $10.85384    $12.54671            0
   01/01/2008 to 12/31/2008...........  $12.54671    $ 6.89463       10,844
   01/01/2009 to 12/31/2009...........  $ 6.89463    $ 8.82960       22,418
   01/01/2010 to 12/31/2010...........  $ 8.82960    $ 9.62539       16,474
   01/01/2011 to 12/31/2011...........  $ 9.62539    $ 8.26071       16,303
   01/01/2012 to 12/31/2012...........  $ 8.26071    $ 9.45839       15,360
AST INVESTMENT GRADE BOND PORTFOLIO
   01/28/2008* to 12/31/2008..........  $ 9.99846    $10.71068       24,477
   01/01/2009 to 12/31/2009...........  $10.71068    $11.69915       14,887
   01/01/2010 to 12/31/2010...........  $11.69915    $12.72222       11,223
   01/01/2011 to 12/31/2011...........  $12.72222    $14.03915       16,098
   01/01/2012 to 12/31/2012...........  $14.03915    $15.07214       13,637
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11173    $ 7.12925       38,557
   01/01/2009 to 12/31/2009...........  $ 7.12925    $ 8.86201       99,298
   01/01/2010 to 12/31/2010...........  $ 8.86201    $ 9.89847       78,485
   01/01/2011 to 12/31/2011...........  $ 9.89847    $ 9.65878       61,451
   01/01/2012 to 12/31/2012...........  $ 9.65878    $10.76599       59,132
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.95216    $11.56456            0
   01/01/2007 to 12/31/2007...........  $11.56456    $11.56821       25,715
   01/01/2008 to 12/31/2008...........  $11.56821    $ 9.35251      273,549
   01/01/2009 to 12/31/2009...........  $ 9.35251    $11.19913      328,421
   01/01/2010 to 12/31/2010...........  $11.19913    $11.79468      251,199
   01/01/2011 to 12/31/2011...........  $11.79468    $11.60212      252,094
   01/01/2012 to 12/31/2012...........  $11.60212    $12.60601      248,049
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08384    $10.28767            0
   01/01/2010 to 12/31/2010...........  $10.28767    $11.23842        1,490
   01/01/2011 to 12/31/2011...........  $11.23842    $11.10228            0
   01/01/2012 to 12/31/2012...........  $11.10228    $12.54958            0
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14522    $10.29744            0
   01/01/2010 to 12/31/2010...........  $10.29744    $11.49224            0
   01/01/2011 to 12/31/2011...........  $11.49224    $10.61596            0
   01/01/2012 to 12/31/2012...........  $10.61596    $11.79636            0
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.12272    $12.81320            0
   01/01/2007 to 12/31/2007...........  $12.81320    $13.75995            0
   01/01/2008 to 12/31/2008...........  $13.75995    $ 7.91534        6,935
   01/01/2009 to 12/31/2009...........  $ 7.91534    $10.55484        9,198
   01/01/2010 to 12/31/2010...........  $10.55484    $11.10084        6,600
   01/01/2011 to 12/31/2011...........  $11.10084    $ 9.89724        7,745
   01/01/2012 to 12/31/2012...........  $ 9.89724    $11.84030        9,100

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.09247    $12.24906            0
   01/01/2007 to 12/31/2007...........  $12.24906    $11.66043            0
   01/01/2008 to 12/31/2008...........  $11.66043    $ 6.69520        1,581
   01/01/2009 to 12/31/2009...........  $ 6.69520    $ 7.84723       14,755
   01/01/2010 to 12/31/2010...........  $ 7.84723    $ 8.71427       10,313
   01/01/2011 to 12/31/2011...........  $ 8.71427    $ 8.19415        8,564
   01/01/2012 to 12/31/2012...........  $ 8.19415    $ 9.39903        8,999
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.22221    $10.70056            0
   01/01/2007 to 12/31/2007...........  $10.70056    $11.13919            0
   01/01/2008 to 12/31/2008...........  $11.13919    $ 8.38953        2,464
   01/01/2009 to 12/31/2009...........  $ 8.38953    $11.08201        2,690
   01/01/2010 to 12/31/2010...........  $11.08201    $12.33428        4,006
   01/01/2011 to 12/31/2011...........  $12.33428    $13.33584        1,519
   01/01/2012 to 12/31/2012...........  $13.33584    $13.86283        1,530
AST MARSICO CAPITAL GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.16512    $11.45220            0
   01/01/2007 to 12/31/2007...........  $11.45220    $12.91932            0
   01/01/2008 to 12/31/2008...........  $12.91932    $ 7.14281       15,581
   01/01/2009 to 12/31/2009...........  $ 7.14281    $ 9.09565       56,039
   01/01/2010 to 12/31/2010...........  $ 9.09565    $10.68915       33,904
   01/01/2011 to 12/31/2011...........  $10.68915    $10.39424       22,708
   01/01/2012 to 12/31/2012...........  $10.39424    $11.45130       28,171
AST MFS GLOBAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.45716    $12.75677            0
   01/01/2007 to 12/31/2007...........  $12.75677    $13.69463            0
   01/01/2008 to 12/31/2008...........  $13.69463    $ 8.87094        3,583
   01/01/2009 to 12/31/2009...........  $ 8.87094    $11.44852        7,611
   01/01/2010 to 12/31/2010...........  $11.44852    $12.58852        5,988
   01/01/2011 to 12/31/2011...........  $12.58852    $11.96714        4,538
   01/01/2012 to 12/31/2012...........  $11.96714    $14.45384        3,848
AST MFS GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.06858    $11.55696            0
   01/01/2007 to 12/31/2007...........  $11.55696    $13.05382            0
   01/01/2008 to 12/31/2008...........  $13.05382    $ 8.15973        3,727
   01/01/2009 to 12/31/2009...........  $ 8.15973    $ 9.95377        8,768
   01/01/2010 to 12/31/2010...........  $ 9.95377    $11.01704        6,989
   01/01/2011 to 12/31/2011...........  $11.01704    $10.74757        5,292
   01/01/2012 to 12/31/2012...........  $10.74757    $12.34872        6,391
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99846    $10.18849            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.07117    $11.58488            0
   01/01/2007 to 12/31/2007...........  $11.58488    $11.68066            0
   01/01/2008 to 12/31/2008...........  $11.68066    $ 7.09254        1,439
   01/01/2009 to 12/31/2009...........  $ 7.09254    $ 9.66687       28,148
   01/01/2010 to 12/31/2010...........  $ 9.66687    $11.72633       16,543
   01/01/2011 to 12/31/2011...........  $11.72633    $11.11083       11,234
   01/01/2012 to 12/31/2012...........  $11.11083    $12.91074       14,257
AST MONEY MARKET PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99963    $10.19448            0
   01/01/2007 to 12/31/2007...........  $10.19448    $10.49408            0
   01/01/2008 to 12/31/2008...........  $10.49408    $10.55683       94,326
   01/01/2009 to 12/31/2009...........  $10.55683    $10.38554       54,281
   01/01/2010 to 12/31/2010...........  $10.38554    $10.19444       18,279
   01/01/2011 to 12/31/2011...........  $10.19444    $10.00685       16,458
   01/01/2012 to 12/31/2012...........  $10.00685    $ 9.82027       13,241
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.67846    $11.80784            0
   01/01/2007 to 12/31/2007...........  $11.80784    $11.95373            0
   01/01/2008 to 12/31/2008...........  $11.95373    $ 6.77336        2,956
   01/01/2009 to 12/31/2009...........  $ 6.77336    $ 9.34880       17,896
   01/01/2010 to 12/31/2010...........  $ 9.34880    $11.32466       14,503
   01/01/2011 to 12/31/2011...........  $11.32466    $10.83771       11,103
   01/01/2012 to 12/31/2012...........  $10.83771    $12.45694       12,217
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.02836    $10.06695            0
   01/01/2012 to 12/31/2012...........  $10.06695    $10.36040            0
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.38451    $12.66399            0
   01/01/2007 to 12/31/2007...........  $12.66399    $15.18589            0
   01/01/2008 to 12/31/2008...........  $15.18589    $ 8.46708       14,630
   01/01/2009 to 12/31/2009...........  $ 8.46708    $10.78443       42,729
   01/01/2010 to 12/31/2010...........  $10.78443    $13.61848       28,666
   01/01/2011 to 12/31/2011...........  $13.61848    $13.59037       20,588
   01/01/2012 to 12/31/2012...........  $13.59037    $14.98812       23,979
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.52092    $10.88374            0
   01/01/2007 to 12/31/2007...........  $10.88374    $12.67848            0
   01/01/2008 to 12/31/2008...........  $12.67848    $ 7.14915        4,676
   01/01/2009 to 12/31/2009...........  $ 7.14915    $ 8.59892       16,244
   01/01/2010 to 12/31/2010...........  $ 8.59892    $10.14886       12,972
   01/01/2011 to 04/29/2011...........  $10.14886    $11.37547            0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99846    $10.30845       33,604
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10120    $ 5.56843        1,933
   01/01/2009 to 12/31/2009...........  $ 5.56843    $ 9.09942       16,312
   01/01/2010 to 12/31/2010...........  $ 9.09942    $10.91854        5,348
   01/01/2011 to 12/31/2011...........  $10.91854    $ 8.54304        3,318
   01/01/2012 to 12/31/2012...........  $ 8.54304    $ 9.88663        4,708

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.04974    $10.22695            0
   01/01/2007 to 12/31/2007...........  $10.22695    $10.71750            0
   01/01/2008 to 12/31/2008...........  $10.71750    $10.63495       19,268
   01/01/2009 to 12/31/2009...........  $10.63495    $11.50428       41,221
   01/01/2010 to 12/31/2010...........  $11.50428    $11.72999       18,507
   01/01/2011 to 12/31/2011...........  $11.72999    $11.77036       19,340
   01/01/2012 to 12/31/2012...........  $11.77036    $12.09290       19,762
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.97111    $10.28859            0
   01/01/2007 to 12/31/2007...........  $10.28859    $10.93452            0
   01/01/2008 to 12/31/2008...........  $10.93452    $10.48811       31,330
   01/01/2009 to 12/31/2009...........  $10.48811    $11.99359       31,097
   01/01/2010 to 12/31/2010...........  $11.99359    $12.67844       20,172
   01/01/2011 to 12/31/2011...........  $12.67844    $12.83777       21,424
   01/01/2012 to 12/31/2012...........  $12.83777    $13.77245       21,874
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.20074    $10.63282       33,620
   01/01/2007 to 12/31/2007...........  $10.63282    $11.34340      192,633
   01/01/2008 to 12/31/2008...........  $11.34340    $ 8.96271      449,801
   01/01/2009 to 12/31/2009...........  $ 8.96271    $10.55805      571,094
   01/01/2010 to 12/31/2010...........  $10.55805    $11.45661      532,128
   01/01/2011 to 12/31/2011...........  $11.45661    $11.35524      569,993
   01/01/2012 to 12/31/2012...........  $11.35524    $12.29917      539,869
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.01837    $10.06686            0
   01/01/2012 to 12/31/2012...........  $10.06686    $10.58122            0
AST QMA US EQUITY ALPHA PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.65212    $11.47106            0
   01/01/2007 to 12/31/2007...........  $11.47106    $11.49052            0
   01/01/2008 to 12/31/2008...........  $11.49052    $ 6.91030        5,311
   01/01/2009 to 12/31/2009...........  $ 6.91030    $ 8.26135       10,516
   01/01/2010 to 12/31/2010...........  $ 8.26135    $ 9.32751        4,285
   01/01/2011 to 12/31/2011...........  $ 9.32751    $ 9.47038        4,080
   01/01/2012 to 12/31/2012...........  $ 9.47038    $11.04111        4,718
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99845    $ 8.88686            0
   01/01/2012 to 12/31/2012...........  $ 8.88686    $ 9.86852            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09921    $ 6.68783       24,912
   01/01/2009 to 12/31/2009...........  $ 6.68783    $ 8.32531       51,339
   01/01/2010 to 12/31/2010...........  $ 8.32531    $ 9.34197       31,889
   01/01/2011 to 12/31/2011...........  $ 9.34197    $ 8.94898       31,999
   01/01/2012 to 12/31/2012...........  $ 8.94898    $10.17832       32,967
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.48067    $11.08163            0
   01/01/2007 to 12/31/2007...........  $11.08163    $11.84385       10,279
   01/01/2008 to 12/31/2008...........  $11.84385    $ 8.11373       62,844
   01/01/2009 to 12/31/2009...........  $ 8.11373    $10.14527       69,894
   01/01/2010 to 12/31/2010...........  $10.14527    $11.13210       55,900
   01/01/2011 to 12/31/2011...........  $11.13210    $10.55553       57,513
   01/01/2012 to 12/31/2012...........  $10.55553    $11.51210       52,320
AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.90494    $ 9.89897            0
   01/01/2007 to 12/31/2007...........  $ 9.89897    $10.40798            0
   01/01/2008 to 12/31/2008...........  $10.40798    $ 6.63894        2,891
   01/01/2009 to 12/31/2009...........  $ 6.63894    $ 8.72427        7,195
   01/01/2010 to 12/31/2010...........  $ 8.72427    $11.67952        5,573
   01/01/2011 to 12/31/2011...........  $11.67952    $11.34980        5,908
   01/01/2012 to 12/31/2012...........  $11.34980    $12.49402        5,867
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.97289    $12.51865            0
   01/01/2007 to 12/31/2007...........  $12.51865    $11.59499            0
   01/01/2008 to 12/31/2008...........  $11.59499    $ 7.99717        1,428
   01/01/2009 to 12/31/2009...........  $ 7.99717    $ 9.96698       49,384
   01/01/2010 to 12/31/2010...........  $ 9.96698    $12.32368       32,174
   01/01/2011 to 12/31/2011...........  $12.32368    $11.37136       21,942
   01/01/2012 to 12/31/2012...........  $11.37136    $13.18554       26,348
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.71510    $11.41015            0
   01/01/2007 to 12/31/2007...........  $11.41015    $11.90429      216,312
   01/01/2008 to 12/31/2008...........  $11.90429    $ 8.65127      350,657
   01/01/2009 to 12/31/2009...........  $ 8.65127    $10.53936      325,608
   01/01/2010 to 12/31/2010...........  $10.53936    $11.53594      283,411
   01/01/2011 to 12/31/2011...........  $11.53594    $11.54580      276,802
   01/01/2012 to 12/31/2012...........  $11.54580    $12.85936      244,233

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.03110    $12.25615            0
   01/01/2007 to 12/31/2007...........  $12.25615    $11.59745            0
   01/01/2008 to 12/31/2008...........  $11.59745    $ 6.61400        1,700
   01/01/2009 to 12/31/2009...........  $ 6.61400    $ 8.03515        9,760
   01/01/2010 to 12/31/2010...........  $ 8.03515    $ 8.92968        6,217
   01/01/2011 to 12/31/2011...........  $ 8.92968    $ 8.61982        5,409
   01/01/2012 to 12/31/2012...........  $ 8.61982    $ 9.91807        5,686
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.55493    $ 9.83592            0
   01/01/2007 to 12/31/2007...........  $ 9.83592    $10.58257            0
   01/01/2008 to 12/31/2008...........  $10.58257    $10.13233        6,502
   01/01/2009 to 12/31/2009...........  $10.13233    $11.14805        5,761
   01/01/2010 to 12/31/2010...........  $11.14805    $11.56854        3,971
   01/01/2011 to 12/31/2011...........  $11.56854    $11.82135        3,893
   01/01/2012 to 12/31/2012...........  $11.82135    $12.20681        4,144
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.93997    $10.45186            0
   01/01/2007 to 12/31/2007...........  $10.45186    $11.10054            0
   01/01/2008 to 12/31/2008...........  $11.10054    $ 6.47415       12,329
   01/01/2009 to 12/31/2009...........  $ 6.47415    $ 9.74439       29,435
   01/01/2010 to 12/31/2010...........  $ 9.74439    $11.07477       16,781
   01/01/2011 to 12/31/2011...........  $11.07477    $10.68434       12,712
   01/01/2012 to 12/31/2012...........  $10.68434    $12.32839       10,860
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $13.77422    $13.32198            0
   01/01/2007 to 12/31/2007...........  $13.32198    $18.36788            0
   01/01/2008 to 12/31/2008...........  $18.36788    $ 9.01490       30,349
   01/01/2009 to 12/31/2009...........  $ 9.01490    $13.21257       89,197
   01/01/2010 to 12/31/2010...........  $13.21257    $15.61837       60,070
   01/01/2011 to 12/31/2011...........  $15.61837    $13.04089       42,405
   01/01/2012 to 12/31/2012...........  $13.04089    $13.26007       51,693
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.63747    $11.34830            0
   01/01/2007 to 12/31/2007...........  $11.34830    $12.20009            0
   01/01/2008 to 12/31/2008...........  $12.20009    $ 6.90477       69,425
   01/01/2009 to 12/31/2009...........  $ 6.90477    $ 8.70257      141,530
   01/01/2010 to 12/31/2010...........  $ 8.70257    $ 9.79034       88,029
   01/01/2011 to 12/31/2011...........  $ 9.79034    $ 9.27604       79,563
   01/01/2012 to 12/31/2012...........  $ 9.27604    $10.10482       87,625
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........  $ 9.99845    $ 9.97679            0
   01/01/2008 to 12/31/2008...........  $ 9.97679    $ 9.28052        9,674
   01/01/2009 to 12/31/2009...........  $ 9.28052    $10.16667        2,874
   01/01/2010 to 12/31/2010...........  $10.16667    $10.75520        1,992
   01/01/2011 to 12/31/2011...........  $10.75520    $11.19085        1,955
   01/01/2012 to 12/31/2012...........  $11.19085    $11.84431        2,190
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07805    $ 6.63306       45,571
   01/01/2009 to 12/31/2009...........  $ 6.63306    $ 8.46640       95,074
   01/01/2010 to 12/31/2010...........  $ 8.46640    $ 9.15945       88,928
   01/01/2011 to 12/31/2011...........  $ 9.15945    $ 8.83880       87,969
   01/01/2012 to 09/21/2012...........  $ 8.83880    $ 9.88665            0



* Denotes the start date of these sub-accounts

                               PREMIER B SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

          ACCUMULATION UNIT VALUES: WITH COMBO 5%/HAV 80 BPS (1.95%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.02472    $12.22943       595,052
   01/01/2010 to 12/31/2010...........  $12.22943    $13.43083     1,021,433
   01/01/2011 to 12/31/2011...........  $13.43083    $12.82397       828,559
   01/01/2012 to 12/31/2012...........  $12.82397    $14.15903       950,321
AST ADVANCED STRATEGIES PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.03706    $12.42655       372,398
   01/01/2010 to 12/31/2010...........  $12.42655    $13.85960       564,010
   01/01/2011 to 12/31/2011...........  $13.85960    $13.61010       468,521
   01/01/2012 to 12/31/2012...........  $13.61010    $15.17148       548,458
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.07572    $12.47459        30,817
   01/01/2010 to 12/31/2010...........  $12.47459    $13.93020        41,386
   01/01/2011 to 12/31/2011...........  $13.93020    $14.15216        38,242
   01/01/2012 to 05/04/2012...........  $14.15216    $15.36293             0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.02354    $12.05401     1,006,959
   01/01/2010 to 12/31/2010...........  $12.05401    $13.27946     1,632,326
   01/01/2011 to 12/31/2011...........  $13.27946    $12.86748     1,415,567
   01/01/2012 to 12/31/2012...........  $12.86748    $14.19558     1,512,240
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99841    $ 9.15050        15,934
   01/01/2012 to 12/31/2012...........  $ 9.15050    $10.04289         3,546
AST BLACKROCK VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.09832    $12.77034         7,607
   01/01/2010 to 12/31/2010...........  $12.77034    $14.08474         7,583
   01/01/2011 to 12/31/2011...........  $14.08474    $13.74775         4,514
   01/01/2012 to 12/31/2012...........  $13.74775    $15.29152         4,483
AST BOND PORTFOLIO 2016
   05/01/2009 to 12/31/2009...........  $ 9.93825    $ 9.61926             0
   01/01/2010 to 12/31/2010...........  $ 9.61926    $10.43325             0
   01/01/2011 to 12/31/2011...........  $10.43325    $11.22044             0
   01/01/2012 to 12/31/2012...........  $11.22044    $11.46376             0
AST BOND PORTFOLIO 2018
   05/01/2009 to 12/31/2009...........  $ 9.92268    $ 9.68544             0
   01/01/2010 to 12/31/2010...........  $ 9.68544    $10.56279             0
   01/01/2011 to 12/31/2011...........  $10.56279    $11.76803             0
   01/01/2012 to 12/31/2012...........  $11.76803    $12.20245             0
AST BOND PORTFOLIO 2019
   05/01/2009 to 12/31/2009...........  $ 9.90545    $ 9.58605             0
   01/01/2010 to 12/31/2010...........  $ 9.58605    $10.47099             0
   01/01/2011 to 12/31/2011...........  $10.47099    $11.91160             0
   01/01/2012 to 12/31/2012...........  $11.91160    $12.36802             0
AST BOND PORTFOLIO 2020
   05/01/2009 to 12/31/2009...........  $ 9.88417    $ 9.26066             0
   01/01/2010 to 12/31/2010...........  $ 9.26066    $10.15943             0
   01/01/2011 to 12/31/2011...........  $10.15943    $11.82650             0
   01/01/2012 to 12/31/2012...........  $11.82650    $12.33296             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........  $ 9.99788    $10.99580             0
   01/01/2011 to 12/31/2011...........  $10.99580    $12.97540             0
   01/01/2012 to 12/31/2012...........  $12.97540    $13.59152             0
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........  $ 9.99841    $12.00688             0
   01/01/2012 to 12/31/2012...........  $12.00688    $12.46547             0
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012..........  $ 9.99789    $10.38704             0
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.03884    $12.32315       913,717
   01/01/2010 to 12/31/2010...........  $12.32315    $13.70422     1,318,792
   01/01/2011 to 12/31/2011...........  $13.70422    $13.11625       991,497
   01/01/2012 to 12/31/2012...........  $13.11625    $14.63036     1,179,396
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.03990    $11.95029       419,372
   01/01/2010 to 12/31/2010...........  $11.95029    $13.11882       591,941
   01/01/2011 to 12/31/2011...........  $13.11882    $12.63456       533,989
   01/01/2012 to 12/31/2012...........  $12.63456    $13.66670       570,648
AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.61486    $14.52687        11,348
   01/01/2010 to 12/31/2010...........  $14.52687    $18.33755        14,638
   01/01/2011 to 12/31/2011...........  $18.33755    $19.17281         8,818
   01/01/2012 to 12/31/2012...........  $19.17281    $21.69183         9,357
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.98067    $12.99734         4,658
   01/01/2010 to 12/31/2010...........  $12.99734    $16.89809         8,552
   01/01/2011 to 12/31/2011...........  $16.89809    $14.40189        11,920
   01/01/2012 to 12/31/2012...........  $14.40189    $16.96161        15,932
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.02694    $11.98361        71,930
   01/01/2010 to 12/31/2010...........  $11.98361    $13.32052       133,699
   01/01/2011 to 12/31/2011...........  $13.32052    $12.74316        91,820
   01/01/2012 to 12/31/2012...........  $12.74316    $14.20334       132,362
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.01321    $12.30994       248,232
   01/01/2010 to 12/31/2010...........  $12.30994    $13.80890       457,611
   01/01/2011 to 12/31/2011...........  $13.80890    $13.34133       398,299
   01/01/2012 to 12/31/2012...........  $13.34133    $14.47747       430,537
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.98521    $12.16947       658,291
   01/01/2010 to 12/31/2010...........  $12.16947    $14.20708       903,054
   01/01/2011 to 12/31/2011...........  $14.20708    $13.06962       623,059
   01/01/2012 to 12/31/2012...........  $13.06962    $14.47559       799,912
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99842    $10.72870       619,637
AST GLOBAL REAL ESTATE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.85947    $13.95016         3,523
   01/01/2010 to 12/31/2010...........  $13.95016    $16.44739         6,662
   01/01/2011 to 12/31/2011...........  $16.44739    $15.32029         4,661
   01/01/2012 to 12/31/2012...........  $15.32029    $19.05468         5,526
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.04667    $12.85313        15,357
   01/01/2010 to 12/31/2010...........  $12.85313    $13.90429        27,247
   01/01/2011 to 12/31/2011...........  $13.90429    $13.09897        21,637
   01/01/2012 to 12/31/2012...........  $13.09897    $15.38733        23,054
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.12468    $12.21751        70,714
   01/01/2010 to 12/31/2010...........  $12.21751    $13.52811        82,066
   01/01/2011 to 12/31/2011...........  $13.52811    $12.53734        47,798
   01/01/2012 to 12/31/2012...........  $12.53734    $14.71569        46,389

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.05971    $13.49906        26,343
   01/01/2010 to 12/31/2010...........  $13.49906    $15.86600        43,391
   01/01/2011 to 12/31/2011...........  $15.86600    $15.09953        35,555
   01/01/2012 to 12/31/2012...........  $15.09953    $17.71525        39,905
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.95325    $12.77276        46,093
   01/01/2010 to 12/31/2010...........  $12.77276    $15.88201        53,748
   01/01/2011 to 12/31/2011...........  $15.88201    $15.78149        40,426
   01/01/2012 to 12/31/2012...........  $15.78149    $17.90792        41,625
AST HIGH YIELD PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.01714    $12.52966        25,746
   01/01/2010 to 12/31/2010...........  $12.52966    $13.94919        31,564
   01/01/2011 to 12/31/2011...........  $13.94919    $14.11698        30,928
   01/01/2012 to 12/31/2012...........  $14.11698    $15.76773        36,287
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.02472    $11.87199       282,056
   01/01/2010 to 12/31/2010...........  $11.87199    $12.99556       511,352
   01/01/2011 to 12/31/2011...........  $12.99556    $12.68275       467,260
   01/01/2012 to 12/31/2012...........  $12.68275    $13.69989       498,575
AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.14326    $13.28533         3,647
   01/01/2010 to 12/31/2010...........  $13.28533    $14.92060         7,775
   01/01/2011 to 12/31/2011...........  $14.92060    $12.74401         7,548
   01/01/2012 to 12/31/2012...........  $12.74401    $15.04565         7,775
AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.11776    $13.11671         8,314
   01/01/2010 to 12/31/2010...........  $13.11671    $14.29181        20,080
   01/01/2011 to 12/31/2011...........  $14.29181    $12.25942        16,831
   01/01/2012 to 12/31/2012...........  $12.25942    $14.02985        16,449
AST INVESTMENT GRADE BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.98134    $10.85750             0
   01/01/2010 to 12/31/2010...........  $10.85750    $11.80119             4
   01/01/2011 to 12/31/2011...........  $11.80119    $13.01645     2,156,130
   01/01/2012 to 12/31/2012...........  $13.01645    $13.96741       802,828
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.04108    $12.26108       156,056
   01/01/2010 to 12/31/2010...........  $12.26108    $13.68833       290,961
   01/01/2011 to 12/31/2011...........  $13.68833    $13.35045       254,430
   01/01/2012 to 12/31/2012...........  $13.35045    $14.87346       264,463
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.07983    $11.67943       200,326
   01/01/2010 to 12/31/2010...........  $11.67943    $12.29454       198,793
   01/01/2011 to 12/31/2011...........  $12.29454    $12.08786       153,414
   01/01/2012 to 12/31/2012...........  $12.08786    $13.12718       198,892
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08380    $10.28698             0
   01/01/2010 to 12/31/2010...........  $10.28698    $11.23222        12,805
   01/01/2011 to 12/31/2011...........  $11.23222    $11.09062        11,847
   01/01/2012 to 12/31/2012...........  $11.09062    $12.53028        21,641
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14518    $10.29678         8,334
   01/01/2010 to 12/31/2010...........  $10.29678    $11.48598        21,000
   01/01/2011 to 12/31/2011...........  $11.48598    $10.60504        14,155
   01/01/2012 to 12/31/2012...........  $10.60504    $11.77847        22,666
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.12742    $13.60349        62,037
   01/01/2010 to 12/31/2010...........  $13.60349    $14.30022        83,132
   01/01/2011 to 12/31/2011...........  $14.30022    $12.74350        59,596
   01/01/2012 to 12/31/2012...........  $12.74350    $15.23803        64,202

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST LARGE-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.06270    $12.74667        8,054
   01/01/2010 to 12/31/2010...........  $12.74667    $14.14819       17,023
   01/01/2011 to 12/31/2011...........  $14.14819    $13.29726       13,999
   01/01/2012 to 12/31/2012...........  $13.29726    $15.24503       12,640
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.03391    $12.09710       25,052
   01/01/2010 to 12/31/2010...........  $12.09710    $13.45763       42,083
   01/01/2011 to 12/31/2011...........  $13.45763    $14.54337       33,031
   01/01/2012 to 12/31/2012...........  $14.54337    $15.11073       40,038
AST MARSICO CAPITAL GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.00733    $12.72864       26,187
   01/01/2010 to 12/31/2010...........  $12.72864    $14.95140       49,095
   01/01/2011 to 12/31/2011...........  $14.95140    $14.53184       33,718
   01/01/2012 to 12/31/2012...........  $14.53184    $16.00178       35,308
AST MFS GLOBAL EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.07246    $13.37974       44,276
   01/01/2010 to 12/31/2010...........  $13.37974    $14.70491       51,774
   01/01/2011 to 12/31/2011...........  $14.70491    $13.97222       31,882
   01/01/2012 to 12/31/2012...........  $13.97222    $16.86736       42,625
AST MFS GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.02825    $12.16473       10,629
   01/01/2010 to 12/31/2010...........  $12.16473    $13.45761       15,031
   01/01/2011 to 12/31/2011...........  $13.45761    $13.12223       10,603
   01/01/2012 to 12/31/2012...........  $13.12223    $15.06982       11,495
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99842    $10.18671        1,323
AST MID-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.98590    $13.24524       13,122
   01/01/2010 to 12/31/2010...........  $13.24524    $16.05923       20,689
   01/01/2011 to 12/31/2011...........  $16.05923    $15.20886       18,500
   01/01/2012 to 12/31/2012...........  $15.20886    $17.66406       18,316
AST MONEY MARKET PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.99969    $ 9.87777       30,575
   01/01/2010 to 12/31/2010...........  $ 9.87777    $ 9.69131       52,108
   01/01/2011 to 12/31/2011...........  $ 9.69131    $ 9.50835       61,745
   01/01/2012 to 12/31/2012...........  $ 9.50835    $ 9.32702       53,311

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.13105    $13.73161        19,970
   01/01/2010 to 12/31/2010...........  $13.73161    $16.62562        25,525
   01/01/2011 to 12/31/2011...........  $16.62562    $15.90297        19,251
   01/01/2012 to 12/31/2012...........  $15.90297    $18.27003        19,073
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.02832    $10.06611             0
   01/01/2012 to 12/31/2012...........  $10.06611    $10.35436             0
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.97681    $12.37664        23,156
   01/01/2010 to 12/31/2010...........  $12.37664    $15.62143        23,166
   01/01/2011 to 12/31/2011...........  $15.62143    $15.58152        14,867
   01/01/2012 to 12/31/2012...........  $15.58152    $17.17555        22,955
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.93464    $12.07932         1,603
   01/01/2010 to 12/31/2010...........  $12.07932    $14.24972         5,500
   01/01/2011 to 04/29/2011...........  $14.24972    $15.96932             0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99842    $10.30497        56,670
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.05442    $14.81166        26,588
   01/01/2010 to 12/31/2010...........  $14.81166    $17.76396        52,971
   01/01/2011 to 12/31/2011...........  $17.76396    $13.89229        40,979
   01/01/2012 to 12/31/2012...........  $13.89229    $16.06935        47,812
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.99059    $10.49444        38,522
   01/01/2010 to 12/31/2010...........  $10.49444    $10.69508        80,281
   01/01/2011 to 12/31/2011...........  $10.69508    $10.72658        75,067
   01/01/2012 to 12/31/2012...........  $10.72658    $11.01506        76,371
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.98246    $11.06240       280,956
   01/01/2010 to 12/31/2010...........  $11.06240    $11.68833       491,052
   01/01/2011 to 12/31/2011...........  $11.68833    $11.82955       440,024
   01/01/2012 to 12/31/2012...........  $11.82955    $12.68455       439,526
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.02102    $11.61945       846,292
   01/01/2010 to 12/31/2010...........  $11.61945    $12.60207     1,589,753
   01/01/2011 to 12/31/2011...........  $12.60207    $12.48452     1,460,531
   01/01/2012 to 12/31/2012...........  $12.48452    $13.51575     1,542,621
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.01833    $10.06597             0
   01/01/2012 to 12/31/2012...........  $10.06597    $10.57501            26
AST QMA US EQUITY ALPHA PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.07719    $12.82018         5,784
   01/01/2010 to 12/31/2010...........  $12.82018    $14.46757        17,550
   01/01/2011 to 12/31/2011...........  $14.46757    $14.68191        15,660
   01/01/2012 to 12/31/2012...........  $14.68191    $17.10866        16,612
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99841    $ 8.88392             0
   01/01/2012 to 12/31/2012...........  $ 8.88392    $ 9.86031             0
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.05245    $12.35611       285,213
   01/01/2010 to 12/31/2010...........  $12.35611    $13.85815       433,340
   01/01/2011 to 12/31/2011...........  $13.85815    $13.26883       316,671
   01/01/2012 to 12/31/2012...........  $13.26883    $15.08440       408,720

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.08085    $12.39836      328,381
   01/01/2010 to 12/31/2010...........  $12.39836    $13.59785      608,087
   01/01/2011 to 12/31/2011...........  $13.59785    $12.88722      473,917
   01/01/2012 to 12/31/2012...........  $12.88722    $14.04822      562,169
AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.00835    $13.14833        9,922
   01/01/2010 to 12/31/2010...........  $13.14833    $17.59375       13,981
   01/01/2011 to 12/31/2011...........  $17.59375    $17.08879       13,405
   01/01/2012 to 12/31/2012...........  $17.08879    $18.80226       14,845
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.97563    $12.95541        6,006
   01/01/2010 to 12/31/2010...........  $12.95541    $16.01106       10,614
   01/01/2011 to 12/31/2011...........  $16.01106    $14.76666       10,380
   01/01/2012 to 12/31/2012...........  $14.76666    $17.11423       10,064
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.03838    $12.15888      368,531
   01/01/2010 to 12/31/2010...........  $12.15888    $13.30202      654,745
   01/01/2011 to 12/31/2011...........  $13.30202    $13.30691      577,571
   01/01/2012 to 12/31/2012...........  $13.30691    $14.81356      658,726
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.10014    $12.91774       11,031
   01/01/2010 to 12/31/2010...........  $12.91774    $14.34884       21,374
   01/01/2011 to 12/31/2011...........  $14.34884    $13.84402       19,893
   01/01/2012 to 12/31/2012...........  $13.84402    $15.92130       21,274
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.01739    $11.11682       22,895
   01/01/2010 to 12/31/2010...........  $11.11682    $11.53051       56,304
   01/01/2011 to 12/31/2011...........  $11.53051    $11.77677       57,649
   01/01/2012 to 12/31/2012...........  $11.77677    $12.15478       50,307
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.98699    $13.17447       66,081
   01/01/2010 to 12/31/2010...........  $13.17447    $14.96577       69,563
   01/01/2011 to 12/31/2011...........  $14.96577    $14.43104       46,578
   01/01/2012 to 12/31/2012...........  $14.43104    $16.64347       51,692
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.30108    $13.76951       57,611
   01/01/2010 to 12/31/2010...........  $13.76951    $16.26883       70,128
   01/01/2011 to 12/31/2011...........  $16.26883    $13.57744       48,741
   01/01/2012 to 12/31/2012...........  $13.57744    $13.79902       55,958
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.06178    $12.77693       28,449
   01/01/2010 to 12/31/2010...........  $12.77693    $14.36696       56,592
   01/01/2011 to 12/31/2011...........  $14.36696    $13.60557       48,584
   01/01/2012 to 12/31/2012...........  $13.60557    $14.81394       67,812
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.98914    $10.76877       62,252
   01/01/2010 to 12/31/2010...........  $10.76877    $11.38650      117,168
   01/01/2011 to 12/31/2011...........  $11.38650    $11.84188       83,596
   01/01/2012 to 12/31/2012...........  $11.84188    $12.52719       94,529
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2009 to 12/31/2009...........  $10.07065    $12.83927      262,871
   01/01/2010 to 12/31/2010...........  $12.83927    $13.88351      456,344
   01/01/2011 to 12/31/2011...........  $13.88351    $13.39083      349,721
   01/01/2012 to 09/21/2012...........  $13.39083    $14.97302            0



* Denotes the start date of these sub-accounts

                               PREMIER B SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

        ACCUMULATION UNIT VALUES: WITH COMBO 5%/HAV AND HD GRO (2.00%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.08486    $ 7.85173     5,156,548
   01/01/2009 to 12/31/2009...........  $ 7.85173    $ 9.57274     5,429,944
   01/01/2010 to 12/31/2010...........  $ 9.57274    $10.50792     5,196,651
   01/01/2011 to 12/31/2011...........  $10.50792    $10.02826     4,502,954
   01/01/2012 to 12/31/2012...........  $10.02826    $11.06682     4,179,497
AST ADVANCED STRATEGIES PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.91313    $ 7.85527     1,511,014
   01/01/2009 to 12/31/2009...........  $ 7.85527    $ 9.71908     2,166,656
   01/01/2010 to 12/31/2010...........  $ 9.71908    $10.83459     2,247,302
   01/01/2011 to 12/31/2011...........  $10.83459    $10.63439     1,860,010
   01/01/2012 to 12/31/2012...........  $10.63439    $11.84857     1,996,758
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.71895    $ 7.39638        77,951
   01/01/2009 to 12/31/2009...........  $ 7.39638    $ 8.54022        93,171
   01/01/2010 to 12/31/2010...........  $ 8.54022    $ 9.53202        88,459
   01/01/2011 to 12/31/2011...........  $ 9.53202    $ 9.67915        85,223
   01/01/2012 to 05/04/2012...........  $ 9.67915    $10.50550             0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.10090    $ 8.12177     2,749,996
   01/01/2009 to 12/31/2009...........  $ 8.12177    $ 9.81762     5,945,452
   01/01/2010 to 12/31/2010...........  $ 9.81762    $10.81044     5,652,783
   01/01/2011 to 12/31/2011...........  $10.81044    $10.46997     5,046,150
   01/01/2012 to 12/31/2012...........  $10.46997    $11.54487     4,764,301
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99783    $ 9.14700     2,561,870
   01/01/2012 to 12/31/2012...........  $ 9.14700    $10.03408     2,379,956
AST BLACKROCK VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.82539    $ 7.77505       155,958
   01/01/2009 to 12/31/2009...........  $ 7.77505    $ 9.01434       156,120
   01/01/2010 to 12/31/2010...........  $ 9.01434    $ 9.93724       144,108
   01/01/2011 to 12/31/2011...........  $ 9.93724    $ 9.69471       143,677
   01/01/2012 to 12/31/2012...........  $ 9.69471    $10.77810       135,757
AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009..........  $ 9.99891    $ 9.36266             0
   01/01/2010 to 12/31/2010...........  $ 9.36266    $10.14987             0
   01/01/2011 to 12/31/2011...........  $10.14987    $10.91038             0
   01/01/2012 to 12/31/2012...........  $10.91038    $11.14161             0
AST BOND PORTFOLIO 2018
   01/28/2008* to 12/31/2008..........  $ 9.99838    $12.01642        62,697
   01/01/2009 to 12/31/2009...........  $12.01642    $11.06804        84,267
   01/01/2010 to 12/31/2010...........  $11.06804    $12.06476        34,821
   01/01/2011 to 12/31/2011...........  $12.06476    $13.43484        16,829
   01/01/2012 to 12/31/2012...........  $13.43484    $13.92390        13,819
AST BOND PORTFOLIO 2019
   01/28/2008* to 12/31/2008..........  $ 9.99838    $12.08513        91,073
   01/01/2009 to 12/31/2009...........  $12.08513    $10.93579        85,471
   01/01/2010 to 12/31/2010...........  $10.93579    $11.93948        65,479
   01/01/2011 to 12/31/2011...........  $11.93948    $13.57548        53,824
   01/01/2012 to 12/31/2012...........  $13.57548    $14.08871        36,382
AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009..........  $ 9.99891    $ 8.77441         7,864
   01/01/2010 to 12/31/2010...........  $ 8.77441    $ 9.62130        76,880
   01/01/2011 to 12/31/2011...........  $ 9.62130    $11.19462        26,646
   01/01/2012 to 12/31/2012...........  $11.19462    $11.66835             0
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........  $ 9.99783    $10.99032       105,601
   01/01/2011 to 12/31/2011...........  $10.99032    $12.96252        48,721
   01/01/2012 to 12/31/2012...........  $12.96252    $13.57145         6,233
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........  $ 9.99837    $12.00089        82,356
   01/01/2012 to 12/31/2012...........  $12.00089    $12.45321        94,433

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012..........  $ 9.99784    $10.38193        88,302
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.17687    $ 7.65036     5,333,371
   01/01/2009 to 12/31/2009...........  $ 7.65036    $ 9.40019     7,061,251
   01/01/2010 to 12/31/2010...........  $ 9.40019    $10.44844     7,048,991
   01/01/2011 to 12/31/2011...........  $10.44844    $ 9.99527     5,733,047
   01/01/2012 to 12/31/2012...........  $ 9.99527    $11.14375     5,794,095
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08101    $ 7.33101       379,551
   01/01/2009 to 12/31/2009...........  $ 7.33101    $ 8.86828       876,771
   01/01/2010 to 12/31/2010...........  $ 8.86828    $ 9.73060       889,197
   01/01/2011 to 12/31/2011...........  $ 9.73060    $ 9.36678       787,948
   01/01/2012 to 12/31/2012...........  $ 9.36678    $10.12706       845,384
AST COHEN & STEERS REALTY PORTFOLIO
   01/28/2008 to 12/31/2008...........  $12.64271    $ 8.02896        75,117
   01/01/2009 to 12/31/2009...........  $ 8.02896    $10.38472        87,073
   01/01/2010 to 12/31/2010...........  $10.38472    $13.10236        94,967
   01/01/2011 to 12/31/2011...........  $13.10236    $13.69242        82,479
   01/01/2012 to 12/31/2012...........  $13.69242    $15.48378        75,109
AST DEAM SMALL-CAP VALUE PORTFOLIO
   01/28/2008 to 07/18/2008...........  $ 8.87462    $ 8.66249             0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.76805    $ 7.22906        19,587
   01/01/2009 to 12/31/2009...........  $ 7.22906    $ 9.40232        35,432
   01/01/2010 to 12/31/2010...........  $ 9.40232    $12.21815        33,322
   01/01/2011 to 12/31/2011...........  $12.21815    $10.40817        61,481
   01/01/2012 to 12/31/2012...........  $10.40817    $12.25201        64,255
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10352    $ 7.49088        11,709
   01/01/2009 to 12/31/2009...........  $ 7.49088    $ 8.90312       114,516
   01/01/2010 to 12/31/2010...........  $ 8.90312    $ 9.89157       116,182
   01/01/2011 to 12/31/2011...........  $ 9.89157    $ 9.45811       119,039
   01/01/2012 to 12/31/2012...........  $ 9.45811    $10.53678       152,023
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.71147    $ 7.21381       688,157
   01/01/2009 to 12/31/2009...........  $ 7.21381    $ 8.75917       959,767
   01/01/2010 to 12/31/2010...........  $ 8.75917    $ 9.82091       988,494
   01/01/2011 to 12/31/2011...........  $ 9.82091    $ 9.48371       824,369
   01/01/2012 to 12/31/2012...........  $ 9.48371    $10.28626       894,329
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.63940    $ 6.63806     1,046,795
   01/01/2009 to 12/31/2009...........  $ 6.63806    $ 8.19841     1,894,696
   01/01/2010 to 12/31/2010...........  $ 8.19841    $ 9.56644     1,969,413
   01/01/2011 to 12/31/2011...........  $ 9.56644    $ 8.79623     1,363,057
   01/01/2012 to 12/31/2012...........  $ 8.79623    $ 9.73774     1,518,836
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99838    $ 7.46235        40,879
   01/01/2009 to 11/13/2009...........  $ 7.46235    $ 8.32337             0
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99838    $10.72518       759,424
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17506    $ 6.10468         4,200
   01/01/2009 to 12/31/2009...........  $ 6.10468    $ 8.08576         8,784
   01/01/2010 to 12/31/2010...........  $ 8.08576    $ 9.52851        10,875
   01/01/2011 to 12/31/2011...........  $ 9.52851    $ 8.87118         7,211
   01/01/2012 to 12/31/2012...........  $ 8.87118    $11.02821         9,204
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.55710    $ 7.57143        17,301
   01/01/2009 to 12/31/2009...........  $ 7.57143    $11.08988        49,111
   01/01/2010 to 12/31/2010...........  $11.08988    $11.99104        51,553
   01/01/2011 to 12/31/2011...........  $11.99104    $11.29110        28,018
   01/01/2012 to 12/31/2012...........  $11.29110    $13.25718        28,254
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.24594    $ 7.05356       228,304
   01/01/2009 to 12/31/2009...........  $ 7.05356    $ 8.24220       395,031
   01/01/2010 to 12/31/2010...........  $ 8.24220    $ 9.12197       368,229
   01/01/2011 to 12/31/2011...........  $ 9.12197    $ 8.44979       366,589
   01/01/2012 to 12/31/2012...........  $ 8.44979    $ 9.91302       308,988
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.61423    $ 7.46504        38,476
   01/01/2009 to 12/31/2009...........  $ 7.46504    $11.49714        50,576
   01/01/2010 to 12/31/2010...........  $11.49714    $13.50650        53,437
   01/01/2011 to 12/31/2011...........  $13.50650    $12.84773        41,030
   01/01/2012 to 12/31/2012...........  $12.84773    $15.06598        43,172

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03326    $ 7.62852         2,952
   01/01/2009 to 12/31/2009...........  $ 7.62852    $ 9.48684        12,889
   01/01/2010 to 12/31/2010...........  $ 9.48684    $11.79052        51,389
   01/01/2011 to 12/31/2011...........  $11.79052    $11.71022        18,168
   01/01/2012 to 12/31/2012...........  $11.71022    $13.28156        20,688
AST HIGH YIELD PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.57333    $ 7.80022        25,367
   01/01/2009 to 12/31/2009...........  $ 7.80022    $10.36610        46,663
   01/01/2010 to 12/31/2010...........  $10.36610    $11.53495        41,207
   01/01/2011 to 12/31/2011...........  $11.53495    $11.66806        48,460
   01/01/2012 to 12/31/2012...........  $11.66806    $13.02596        53,505
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08919    $ 7.59959       116,091
   01/01/2009 to 12/31/2009...........  $ 7.59959    $ 9.19270       375,735
   01/01/2010 to 12/31/2010...........  $ 9.19270    $10.05774       363,119
   01/01/2011 to 12/31/2011...........  $10.05774    $ 9.81078       361,319
   01/01/2012 to 12/31/2012...........  $ 9.81078    $10.59247       296,148
AST INTERNATIONAL GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.00970    $ 6.02671       133,364
   01/01/2009 to 12/31/2009...........  $ 6.02671    $ 7.99362       156,357
   01/01/2010 to 12/31/2010...........  $ 7.99362    $ 8.97315       142,792
   01/01/2011 to 12/31/2011...........  $ 8.97315    $ 7.66043       116,530
   01/01/2012 to 12/31/2012...........  $ 7.66043    $ 9.03951        96,195
AST INTERNATIONAL VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.18168    $ 6.87641        99,523
   01/01/2009 to 12/31/2009...........  $ 6.87641    $ 8.79761        94,195
   01/01/2010 to 12/31/2010...........  $ 8.79761    $ 9.58113        88,078
   01/01/2011 to 12/31/2011...........  $ 9.58113    $ 8.21462        78,075
   01/01/2012 to 12/31/2012...........  $ 8.21462    $ 9.39636        75,787
AST INVESTMENT GRADE BOND PORTFOLIO
   01/28/2008* to 12/31/2008..........  $ 9.99838    $10.70083     4,682,502
   01/01/2009 to 12/31/2009...........  $10.70083    $11.67692     2,124,345
   01/01/2010 to 12/31/2010...........  $11.67692    $12.68549     1,168,165
   01/01/2011 to 12/31/2011...........  $12.68549    $13.98483     3,388,371
   01/01/2012 to 12/31/2012...........  $13.98483    $14.99920     1,858,678
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11170    $ 7.12455        39,125
   01/01/2009 to 12/31/2009...........  $ 7.12455    $ 8.84741       128,171
   01/01/2010 to 12/31/2010...........  $ 8.84741    $ 9.87243       141,753
   01/01/2011 to 12/31/2011...........  $ 9.87243    $ 9.62404       124,364
   01/01/2012 to 12/31/2012...........  $ 9.62404    $10.71671       140,104
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.81189    $ 9.31756       386,053
   01/01/2009 to 12/31/2009...........  $ 9.31756    $11.14647       582,874
   01/01/2010 to 12/31/2010...........  $11.14647    $11.72786       603,595
   01/01/2011 to 12/31/2011...........  $11.72786    $11.52499       480,501
   01/01/2012 to 12/31/2012...........  $11.52499    $12.50989       437,810
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08376    $10.28632         1,364
   01/01/2010 to 12/31/2010...........  $10.28632    $11.22592           874
   01/01/2011 to 12/31/2011...........  $11.22592    $11.07902        16,790
   01/01/2012 to 12/31/2012...........  $11.07902    $12.51096        21,265
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14514    $10.29615             0
   01/01/2010 to 12/31/2010...........  $10.29615    $11.47968         3,609
   01/01/2011 to 12/31/2011...........  $11.47968    $10.59405         5,291
   01/01/2012 to 12/31/2012...........  $10.59405    $11.76047         5,622
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   01/28/2008 to 12/31/2008...........  $12.46030    $ 7.88578       116,313
   01/01/2009 to 12/31/2009...........  $ 7.88578    $10.50517       143,651
   01/01/2010 to 12/31/2010...........  $10.50517    $11.03780       129,026
   01/01/2011 to 12/31/2011...........  $11.03780    $ 9.83134       125,803
   01/01/2012 to 12/31/2012...........  $ 9.83134    $11.74996       124,436
AST LARGE-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.99817    $ 6.66999        71,598
   01/01/2009 to 12/31/2009...........  $ 6.66999    $ 7.81007        69,788
   01/01/2010 to 12/31/2010...........  $ 7.81007    $ 8.66458        56,880
   01/01/2011 to 12/31/2011...........  $ 8.66458    $ 8.13952        55,857
   01/01/2012 to 12/31/2012...........  $ 8.13952    $ 9.32719        61,834
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.86211    $ 8.35835        89,519
   01/01/2009 to 12/31/2009...........  $ 8.35835    $11.03009        94,110
   01/01/2010 to 12/31/2010...........  $11.03009    $12.26448        87,418
   01/01/2011 to 12/31/2011...........  $12.26448    $13.24736        91,403
   01/01/2012 to 12/31/2012...........  $13.24736    $13.75731        93,149

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.58726    $ 7.11622      179,095
   01/01/2009 to 12/31/2009...........  $ 7.11622    $ 9.05285      209,647
   01/01/2010 to 12/31/2010...........  $ 9.05285    $10.62849      194,264
   01/01/2011 to 12/31/2011...........  $10.62849    $10.32516      172,784
   01/01/2012 to 12/31/2012...........  $10.32516    $11.36411      148,698
AST MFS GLOBAL EQUITY PORTFOLIO
   01/28/2008 to 12/31/2008...........  $12.46101    $ 8.83785       67,057
   01/01/2009 to 12/31/2009...........  $ 8.83785    $11.39455       69,641
   01/01/2010 to 12/31/2010...........  $11.39455    $12.51694       66,775
   01/01/2011 to 12/31/2011...........  $12.51694    $11.88737       55,650
   01/01/2012 to 12/31/2012...........  $11.88737    $14.34349       40,643
AST MFS GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.89492    $ 8.12919       47,298
   01/01/2009 to 12/31/2009...........  $ 8.12919    $ 9.90685       49,466
   01/01/2010 to 12/31/2010...........  $ 9.90685    $10.95423       54,189
   01/01/2011 to 12/31/2011...........  $10.95423    $10.67597       33,720
   01/01/2012 to 12/31/2012...........  $10.67597    $12.25442       35,109
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99838    $10.18480            0
AST MID-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.78213    $ 7.06599       20,070
   01/01/2009 to 12/31/2009...........  $ 7.06599    $ 9.62124       20,667
   01/01/2010 to 12/31/2010...........  $ 9.62124    $11.65953       22,107
   01/01/2011 to 12/31/2011...........  $11.65953    $11.03672       14,167
   01/01/2012 to 12/31/2012...........  $11.03672    $12.81203       10,373

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MONEY MARKET PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.49553    $10.52918       273,830
   01/01/2009 to 12/31/2009...........  $10.52918    $10.34785       586,507
   01/01/2010 to 12/31/2010...........  $10.34785    $10.14728       315,255
   01/01/2011 to 12/31/2011...........  $10.14728    $ 9.95080       345,766
   01/01/2012 to 12/31/2012...........  $ 9.95080    $ 9.75612       341,542
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.80986    $ 6.74815        54,087
   01/01/2009 to 12/31/2009...........  $ 6.74815    $ 9.30482        64,787
   01/01/2010 to 12/31/2010...........  $ 9.30482    $11.26042        54,472
   01/01/2011 to 12/31/2011...........  $11.26042    $10.76561        53,309
   01/01/2012 to 12/31/2012...........  $10.76561    $12.36201        56,155
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.02828    $10.06526         1,126
   01/01/2012 to 12/31/2012...........  $10.06526    $10.34839        59,585
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $13.36122    $ 8.43558       120,168
   01/01/2009 to 12/31/2009...........  $ 8.43558    $10.73369       134,535
   01/01/2010 to 12/31/2010...........  $10.73369    $13.54107       171,807
   01/01/2011 to 12/31/2011...........  $13.54107    $13.49978       132,082
   01/01/2012 to 12/31/2012...........  $13.49978    $14.87354       113,107
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.97553    $ 7.12239        25,973
   01/01/2009 to 12/31/2009...........  $ 7.12239    $ 8.55827        34,175
   01/01/2010 to 12/31/2010...........  $ 8.55827    $10.09108        32,545
   01/01/2011 to 04/29/2011...........  $10.09108    $11.30707             0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99838    $10.30158        81,008
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10112    $ 5.56591        19,671
   01/01/2009 to 12/31/2009...........  $ 5.56591    $ 9.08638       170,536
   01/01/2010 to 12/31/2010...........  $ 9.08638    $10.89213       190,362
   01/01/2011 to 12/31/2011...........  $10.89213    $ 8.51405       147,056
   01/01/2012 to 12/31/2012...........  $ 8.51405    $ 9.84347       149,372
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.98242    $10.59575       102,544
   01/01/2009 to 12/31/2009...........  $10.59575    $11.45066       146,216
   01/01/2010 to 12/31/2010...........  $11.45066    $11.66376       163,847
   01/01/2011 to 12/31/2011...........  $11.66376    $11.69252       206,500
   01/01/2012 to 12/31/2012...........  $11.69252    $12.00101       213,959
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.19729    $10.46055       275,747
   01/01/2009 to 12/31/2009...........  $10.46055    $11.95037       589,127
   01/01/2010 to 12/31/2010...........  $11.95037    $12.62027       690,427
   01/01/2011 to 12/31/2011...........  $12.62027    $12.76640       619,970
   01/01/2012 to 12/31/2012...........  $12.76640    $13.68232       590,891
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.07266    $ 8.93562     1,347,367
   01/01/2009 to 12/31/2009...........  $ 8.93562    $10.51580     3,387,171
   01/01/2010 to 12/31/2010...........  $10.51580    $11.39953     3,342,275
   01/01/2011 to 12/31/2011...........  $11.39953    $11.28767     3,067,168
   01/01/2012 to 12/31/2012...........  $11.28767    $12.21401     2,917,636
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.01829    $10.06516             0
   01/01/2012 to 12/31/2012...........  $10.06516    $10.56916         2,546
AST QMA US EQUITY ALPHA PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.53943    $ 6.88447        38,550
   01/01/2009 to 12/31/2009...........  $ 6.88447    $ 8.22238        47,462
   01/01/2010 to 12/31/2010...........  $ 8.22238    $ 9.27431        44,819
   01/01/2011 to 12/31/2011...........  $ 9.27431    $ 9.40705        44,044
   01/01/2012 to 12/31/2012...........  $ 9.40705    $10.95646        38,467
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99837    $ 8.88098             0
   01/01/2012 to 12/31/2012...........  $ 8.88098    $ 9.85218             0
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09919    $ 6.68342       165,849
   01/01/2009 to 12/31/2009...........  $ 6.68342    $ 8.31169       485,836
   01/01/2010 to 12/31/2010...........  $ 8.31169    $ 9.31755       486,292
   01/01/2011 to 12/31/2011...........  $ 9.31755    $ 8.91687       359,184
   01/01/2012 to 12/31/2012...........  $ 8.91687    $10.13196       440,636

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.15437    $ 8.08343       191,148
   01/01/2009 to 12/31/2009...........  $ 8.08343    $10.09749       362,933
   01/01/2010 to 12/31/2010...........  $10.09749    $11.06899       463,819
   01/01/2011 to 12/31/2011...........  $11.06899    $10.48542       379,473
   01/01/2012 to 12/31/2012...........  $10.48542    $11.42439       363,125
AST SMALL-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.31536    $ 6.62159        11,829
   01/01/2009 to 12/31/2009...........  $ 6.62159    $ 8.69297        21,177
   01/01/2010 to 12/31/2010...........  $ 8.69297    $11.62640        12,981
   01/01/2011 to 12/31/2011...........  $11.62640    $11.28700        14,569
   01/01/2012 to 12/31/2012...........  $11.28700    $12.41265        14,922
AST SMALL-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.76005    $ 7.96731        96,050
   01/01/2009 to 12/31/2009...........  $ 7.96731    $ 9.92002       100,896
   01/01/2010 to 12/31/2010...........  $ 9.92002    $12.25369        88,868
   01/01/2011 to 12/31/2011...........  $12.25369    $11.29575        81,692
   01/01/2012 to 12/31/2012...........  $11.29575    $13.08511        72,140
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.31498    $ 8.61898     1,103,798
   01/01/2009 to 12/31/2009...........  $ 8.61898    $10.48975     1,351,433
   01/01/2010 to 12/31/2010...........  $10.48975    $11.47036     1,375,810
   01/01/2011 to 12/31/2011...........  $11.47036    $11.46887     1,177,868
   01/01/2012 to 12/31/2012...........  $11.46887    $12.76116     1,287,000
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.78554    $ 6.58939       185,271
   01/01/2009 to 12/31/2009...........  $ 6.58939    $ 7.99756       216,991
   01/01/2010 to 12/31/2010...........  $ 7.99756    $ 8.87911       214,785
   01/01/2011 to 12/31/2011...........  $ 8.87911    $ 8.56256       210,398
   01/01/2012 to 12/31/2012...........  $ 8.56256    $ 9.84254       220,794
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.80186    $10.09452        53,563
   01/01/2009 to 12/31/2009...........  $10.09452    $11.09557        67,136
   01/01/2010 to 12/31/2010...........  $11.09557    $11.50292        60,985
   01/01/2011 to 12/31/2011...........  $11.50292    $11.74276        72,572
   01/01/2012 to 12/31/2012...........  $11.74276    $12.11361        66,688
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.88726    $ 6.45716        85,741
   01/01/2009 to 12/31/2009...........  $ 6.45716    $ 9.70941       152,809
   01/01/2010 to 12/31/2010...........  $ 9.70941    $11.02414       123,355
   01/01/2011 to 12/31/2011...........  $11.02414    $10.62508       117,954
   01/01/2012 to 12/31/2012...........  $10.62508    $12.24799       112,648
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   01/28/2008 to 12/31/2008...........  $16.49090    $ 8.98133        36,153
   01/01/2009 to 12/31/2009...........  $ 8.98133    $13.15053        51,255
   01/01/2010 to 12/31/2010...........  $13.15053    $15.52981        52,620
   01/01/2011 to 12/31/2011...........  $15.52981    $12.95425        54,604
   01/01/2012 to 12/31/2012...........  $12.95425    $13.15910        45,331
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.04714    $ 6.88390       601,776
   01/01/2009 to 12/31/2009...........  $ 6.88390    $ 8.66769       690,320
   01/01/2010 to 12/31/2010...........  $ 8.66769    $ 9.74160       635,594
   01/01/2011 to 12/31/2011...........  $ 9.74160    $ 9.22075       597,446
   01/01/2012 to 12/31/2012...........  $ 9.22075    $10.03476       628,595
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.22951    $ 9.27033        23,162
   01/01/2009 to 12/31/2009...........  $ 9.27033    $10.14552       108,478
   01/01/2010 to 12/31/2010...........  $10.14552    $10.72220       115,585
   01/01/2011 to 12/31/2011...........  $10.72220    $11.14563       109,867
   01/01/2012 to 12/31/2012...........  $11.14563    $11.78482       126,306
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07802    $ 6.62871       307,539
   01/01/2009 to 12/31/2009...........  $ 6.62871    $ 8.45254       930,415
   01/01/2010 to 12/31/2010...........  $ 8.45254    $ 9.13538     1,007,771
   01/01/2011 to 12/31/2011...........  $ 9.13538    $ 8.80688       732,911
   01/01/2012 to 09/21/2012...........  $ 8.80688    $ 9.84396             0



* Denotes the start date of these sub-accounts

                               PREMIER B SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

   ACCUMULATION UNIT VALUES: LIFETIME FIVE INCOME BENEFIT, OR HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT, AND COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT
 (2.25%) OR LIFETIME FIVE INCOME BENEFIT AND HIGHEST DAILY VALUE DEATH BENEFIT
                 (2.25%) OR HD GRO 60 BPS AND COMBO DB (2.25%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.38461    $10.94529     5,532,354
   01/01/2007 to 12/31/2007...........  $10.94529    $11.68877     9,731,970
   01/01/2008 to 12/31/2008...........  $11.68877    $ 7.79271     8,220,827
   01/01/2009 to 12/31/2009...........  $ 7.79271    $ 9.47766     7,744,445
   01/01/2010 to 12/31/2010...........  $ 9.47766    $10.37822     7,544,568
   01/01/2011 to 12/31/2011...........  $10.37822    $ 9.88032     6,843,878
   01/01/2012 to 12/31/2012...........  $ 9.88032    $10.87687     6,139,919
AST ADVANCED STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.14215    $10.61267       873,210
   01/01/2007 to 12/31/2007...........  $10.61267    $11.36459     2,362,014
   01/01/2008 to 12/31/2008...........  $11.36459    $ 7.80171     2,319,713
   01/01/2009 to 12/31/2009...........  $ 7.80171    $ 9.62915     2,200,107
   01/01/2010 to 12/31/2010...........  $ 9.62915    $10.70809     2,131,338
   01/01/2011 to 12/31/2011...........  $10.70809    $10.48454     2,058,340
   01/01/2012 to 12/31/2012...........  $10.48454    $11.65298     1,940,847
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.68420    $11.75492             0
   01/01/2007 to 12/31/2007...........  $11.75492    $11.48262             0
   01/01/2008 to 12/31/2008...........  $11.48262    $ 7.32789             0
   01/01/2009 to 12/31/2009...........  $ 7.32789    $ 8.44044             0
   01/01/2010 to 12/31/2010...........  $ 8.44044    $ 9.39776             0
   01/01/2011 to 12/31/2011...........  $ 9.39776    $ 9.51953             0
   01/01/2012 to 05/04/2012...........  $ 9.51953    $10.32353             0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.33511    $10.83790     1,470,871
   01/01/2007 to 12/31/2007...........  $10.83790    $11.56011     2,588,286
   01/01/2008 to 12/31/2008...........  $11.56011    $ 8.06061     3,781,063
   01/01/2009 to 12/31/2009...........  $ 8.06061    $ 9.71989     5,689,327
   01/01/2010 to 12/31/2010...........  $ 9.71989    $10.67667     5,049,654
   01/01/2011 to 12/31/2011...........  $10.67667    $10.31523     4,565,268
   01/01/2012 to 12/31/2012...........  $10.31523    $11.34646     4,118,548

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99756    $ 9.13191     1,589,823
   01/01/2012 to 12/31/2012...........  $ 9.13191    $ 9.99296     1,398,698
AST BLACKROCK VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.50768    $12.69696             0
   01/01/2007 to 12/31/2007...........  $12.69696    $12.56242             0
   01/01/2008 to 12/31/2008...........  $12.56242    $ 7.70297             0
   01/01/2009 to 12/31/2009...........  $ 7.70297    $ 8.90897             0
   01/01/2010 to 12/31/2010...........  $ 8.90897    $ 9.79708             0
   01/01/2011 to 12/31/2011...........  $ 9.79708    $ 9.53469             0
   01/01/2012 to 12/31/2012...........  $ 9.53469    $10.57417             0
AST BOND PORTFOLIO 2016
   05/01/2009* to 12/31/2009..........  $ 9.93817    $ 9.60041             0
   01/01/2010 to 12/31/2010...........  $ 9.60041    $10.38216             0
   01/01/2011 to 12/31/2011...........  $10.38216    $11.13290             0
   01/01/2012 to 12/31/2012...........  $11.13290    $11.34091             0
AST BOND PORTFOLIO 2018
   05/01/2009* to 12/31/2009..........  $ 9.92260    $ 9.66626             0
   01/01/2010 to 12/31/2010...........  $ 9.66626    $10.51104             0
   01/01/2011 to 12/31/2011...........  $10.51104    $11.67616             0
   01/01/2012 to 12/31/2012...........  $11.67616    $12.07152             0
AST BOND PORTFOLIO 2019
   05/01/2009* to 12/31/2009..........  $ 9.90537    $ 9.56715             0
   01/01/2010 to 12/31/2010...........  $ 9.56715    $10.41967             0
   01/01/2011 to 12/31/2011...........  $10.41967    $11.81852             0
   01/01/2012 to 12/31/2012...........  $11.81852    $12.23524             0
AST BOND PORTFOLIO 2020
   05/01/2009* to 12/31/2009..........  $ 9.88409    $ 9.24236             0
   01/01/2010 to 12/31/2010...........  $ 9.24236    $10.10963           676
   01/01/2011 to 12/31/2011...........  $10.10963    $11.73410             0
   01/01/2012 to 12/31/2012...........  $11.73410    $12.20077             0
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........  $ 9.99756    $10.96344             0
   01/01/2011 to 12/31/2011...........  $10.96344    $12.89923         5,764
   01/01/2012 to 12/31/2012...........  $12.89923    $13.47203         4,087
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........  $ 9.99817    $11.97169             0
   01/01/2012 to 12/31/2012...........  $11.97169    $12.39242         3,035

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012..........  $ 9.99757    $10.35646              0
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.50360    $11.12115      6,561,306
   01/01/2007 to 12/31/2007...........  $11.12115    $11.93342     12,935,579
   01/01/2008 to 12/31/2008...........  $11.93342    $ 7.59294     11,371,205
   01/01/2009 to 12/31/2009...........  $ 7.59294    $ 9.30688     10,717,473
   01/01/2010 to 12/31/2010...........  $ 9.30688    $10.31961     10,433,364
   01/01/2011 to 12/31/2011...........  $10.31961    $ 9.84787      9,803,171
   01/01/2012 to 12/31/2012...........  $ 9.84787    $10.95243      9,098,455
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08094    $ 7.31895         39,416
   01/01/2009 to 12/31/2009...........  $ 7.31895    $ 8.83205         63,218
   01/01/2010 to 12/31/2010...........  $ 8.83205    $ 9.66727         88,601
   01/01/2011 to 12/31/2011...........  $ 9.66727    $ 9.28309         95,967
   01/01/2012 to 12/31/2012...........  $ 9.28309    $10.01191        166,539
AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $13.09878    $15.99622              0
   01/01/2007 to 12/31/2007...........  $15.99622    $12.52355              0
   01/01/2008 to 12/31/2008...........  $12.52355    $ 7.95449              0
   01/01/2009 to 12/31/2009...........  $ 7.95449    $10.26325              0
   01/01/2010 to 12/31/2010...........  $10.26325    $12.91748              0
   01/01/2011 to 12/31/2011...........  $12.91748    $13.46633              0
   01/01/2012 to 12/31/2012...........  $13.46633    $15.19077              0
AST DEAM SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.20903    $11.69708              0
   01/01/2007 to 12/31/2007...........  $11.69708    $ 9.40579              0
   01/01/2008 to 07/18/2008...........  $ 9.40579    $ 8.59151              0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.14965    $12.04505              0
   01/01/2007 to 12/31/2007...........  $12.04505    $13.09925              0
   01/01/2008 to 12/31/2008...........  $13.09925    $ 7.16200              0
   01/01/2009 to 12/31/2009...........  $ 7.16200    $ 9.29215              0
   01/01/2010 to 12/31/2010...........  $ 9.29215    $12.04549              0
   01/01/2011 to 12/31/2011...........  $12.04549    $10.23600              0
   01/01/2012 to 12/31/2012...........  $10.23600    $12.01985              0
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10345    $ 7.47852         23,411
   01/01/2009 to 12/31/2009...........  $ 7.47852    $ 8.86670         25,943
   01/01/2010 to 12/31/2010...........  $ 8.86670    $ 9.82698         44,009
   01/01/2011 to 12/31/2011...........  $ 9.82698    $ 9.37344         17,618
   01/01/2012 to 12/31/2012...........  $ 9.37344    $10.41682         20,660

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.04243    $10.53407       617,809
   01/01/2007 to 12/31/2007...........  $10.53407    $11.18251     1,767,825
   01/01/2008 to 12/31/2008...........  $11.18251    $ 7.16462     1,552,160
   01/01/2009 to 12/31/2009...........  $ 7.16462    $ 8.67826     1,491,611
   01/01/2010 to 12/31/2010...........  $ 8.67826    $ 9.70641     1,465,024
   01/01/2011 to 12/31/2011...........  $ 9.70641    $ 9.35035     1,359,077
   01/01/2012 to 12/31/2012...........  $ 9.35035    $10.11678     1,400,860
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.16209    $10.43578       731,245
   01/01/2007 to 12/31/2007...........  $10.43578    $11.37013     2,525,442
   01/01/2008 to 12/31/2008...........  $11.37013    $ 6.59282     2,355,256
   01/01/2009 to 12/31/2009...........  $ 6.59282    $ 8.12252     2,340,434
   01/01/2010 to 12/31/2010...........  $ 8.12252    $ 9.45472     2,557,617
   01/01/2011 to 12/31/2011...........  $ 9.45472    $ 8.67232     2,442,153
   01/01/2012 to 12/31/2012...........  $ 8.67232    $ 9.57690     2,190,385
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99818    $ 7.45402        13,425
   01/01/2009 to 11/13/2009...........  $ 7.45402    $ 8.29630             0
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99818    $10.70738        95,020
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17485    $ 6.09790             0
   01/01/2009 to 12/31/2009...........  $ 6.09790    $ 8.05684             0
   01/01/2010 to 12/31/2010...........  $ 8.05684    $ 9.47128             0
   01/01/2011 to 12/31/2011...........  $ 9.47128    $ 8.79636             0
   01/01/2012 to 12/31/2012...........  $ 8.79636    $10.90830             0
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.20329    $11.51996             0
   01/01/2007 to 12/31/2007...........  $11.51996    $12.84145             0
   01/01/2008 to 12/31/2008...........  $12.84145    $ 7.50118             0
   01/01/2009 to 12/31/2009...........  $ 7.50118    $10.96011             0
   01/01/2010 to 12/31/2010...........  $10.96011    $11.82166             0
   01/01/2011 to 12/31/2011...........  $11.82166    $11.10435             0
   01/01/2012 to 12/31/2012...........  $11.10435    $13.00602             0
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.61651    $11.71945             0
   01/01/2007 to 12/31/2007...........  $11.71945    $12.04791             0
   01/01/2008 to 12/31/2008...........  $12.04791    $ 6.98810             0
   01/01/2009 to 12/31/2009...........  $ 6.98810    $ 8.14575             0
   01/01/2010 to 12/31/2010...........  $ 8.14575    $ 8.99314             0
   01/01/2011 to 12/31/2011...........  $ 8.99314    $ 8.31011             0
   01/01/2012 to 12/31/2012...........  $ 8.31011    $ 9.72534             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.08434    $10.94421            0
   01/01/2007 to 12/31/2007...........  $10.94421    $12.77287            0
   01/01/2008 to 12/31/2008...........  $12.77287    $ 7.39570            0
   01/01/2009 to 12/31/2009...........  $ 7.39570    $11.36264            0
   01/01/2010 to 12/31/2010...........  $11.36264    $13.31590            0
   01/01/2011 to 12/31/2011...........  $13.31590    $12.63558            0
   01/01/2012 to 12/31/2012...........  $12.63558    $14.78088            0
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03306    $ 7.61998            0
   01/01/2009 to 12/31/2009...........  $ 7.61998    $ 9.45304            0
   01/01/2010 to 12/31/2010...........  $ 9.45304    $11.71980            0
   01/01/2011 to 12/31/2011...........  $11.71980    $11.61152            0
   01/01/2012 to 12/31/2012...........  $11.61152    $13.13736            0
AST HIGH YIELD PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.05733    $10.59002            0
   01/01/2007 to 12/31/2007...........  $10.59002    $10.61268            0
   01/01/2008 to 12/31/2008...........  $10.61268    $ 7.72782            0
   01/01/2009 to 12/31/2009...........  $ 7.72782    $10.24484            0
   01/01/2010 to 12/31/2010...........  $10.24484    $11.37212            0
   01/01/2011 to 12/31/2011...........  $11.37212    $11.47527            0
   01/01/2012 to 12/31/2012...........  $11.47527    $12.77941            0
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08912    $ 7.58716       49,807
   01/01/2009 to 12/31/2009...........  $ 7.58716    $ 9.15528       81,519
   01/01/2010 to 12/31/2010...........  $ 9.15528    $ 9.99239       89,731
   01/01/2011 to 12/31/2011...........  $ 9.99239    $ 9.72331       81,041
   01/01/2012 to 12/31/2012...........  $ 9.72331    $10.47221      107,460
AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99169    $10.56677            0
   01/01/2007 to 12/31/2007...........  $10.56677    $12.30178            0
   01/01/2008 to 12/31/2008...........  $12.30178    $ 5.98731            0
   01/01/2009 to 12/31/2009...........  $ 5.98731    $ 7.92187            0
   01/01/2010 to 12/31/2010...........  $ 7.92187    $ 8.87097            0
   01/01/2011 to 12/31/2011...........  $ 8.87097    $ 7.55472            0
   01/01/2012 to 12/31/2012...........  $ 7.55472    $ 8.89293            0
AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2006* to 12/31/2006..........  $10.00984    $10.82889            0
   01/01/2007 to 12/31/2007...........  $10.82889    $12.47484            0
   01/01/2008 to 12/31/2008...........  $12.47484    $ 6.83160            0
   01/01/2009 to 12/31/2009...........  $ 6.83160    $ 8.71894            0
   01/01/2010 to 12/31/2010...........  $ 8.71894    $ 9.47217            0
   01/01/2011 to 12/31/2011...........  $ 9.47217    $ 8.10141            0
   01/01/2012 to 12/31/2012...........  $ 8.10141    $ 9.24419            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11164    $ 7.11287       42,503
   01/01/2009 to 12/31/2009...........  $ 7.11287    $ 8.81140       39,452
   01/01/2010 to 12/31/2010...........  $ 8.81140    $ 9.80827       37,937
   01/01/2011 to 12/31/2011...........  $ 9.80827    $ 9.53814       19,602
   01/01/2012 to 12/31/2012...........  $ 9.53814    $10.59496       55,493
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.90941    $11.49327            0
   01/01/2007 to 12/31/2007...........  $11.49327    $11.45739      301,914
   01/01/2008 to 12/31/2008...........  $11.45739    $ 9.23119      349,586
   01/01/2009 to 12/31/2009...........  $ 9.23119    $11.01602      377,710
   01/01/2010 to 12/31/2010...........  $11.01602    $11.56220      376,904
   01/01/2011 to 12/31/2011...........  $11.56220    $11.33459      367,461
   01/01/2012 to 12/31/2012...........  $11.33459    $12.27304      545,336
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08356    $10.28302            0
   01/01/2010 to 12/31/2010...........  $10.28302    $11.19487            0
   01/01/2011 to 12/31/2011...........  $11.19487    $11.02146            0
   01/01/2012 to 12/31/2012...........  $11.02146    $12.41541            0
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14494    $10.29281            0
   01/01/2010 to 12/31/2010...........  $10.29281    $11.44781          885
   01/01/2011 to 12/31/2011...........  $11.44781    $10.53872            0
   01/01/2012 to 12/31/2012...........  $10.53872    $11.67038            0
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.07550    $12.73435            0
   01/01/2007 to 12/31/2007...........  $12.73435    $13.62815            0
   01/01/2008 to 12/31/2008...........  $13.62815    $ 7.81267            0
   01/01/2009 to 12/31/2009...........  $ 7.81267    $10.38229            0
   01/01/2010 to 12/31/2010...........  $10.38229    $10.88206            0
   01/01/2011 to 12/31/2011...........  $10.88206    $ 9.66899            0
   01/01/2012 to 12/31/2012...........  $ 9.66899    $11.52759            0
AST LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.04913    $12.17354            0
   01/01/2007 to 12/31/2007...........  $12.17354    $11.54866            0
   01/01/2008 to 12/31/2008...........  $11.54866    $ 6.60817            0
   01/01/2009 to 12/31/2009...........  $ 6.60817    $ 7.71877            0
   01/01/2010 to 12/31/2010...........  $ 7.71877    $ 8.54237            0
   01/01/2011 to 12/31/2011...........  $ 8.54237    $ 8.00512            0
   01/01/2012 to 12/31/2012...........  $ 8.00512    $ 9.15076            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.18232    $10.63464         0
   01/01/2007 to 12/31/2007...........  $10.63464    $11.03240         0
   01/01/2008 to 12/31/2008...........  $11.03240    $ 8.28063         0
   01/01/2009 to 12/31/2009...........  $ 8.28063    $10.90085         0
   01/01/2010 to 12/31/2010...........  $10.90085    $12.09106         0
   01/01/2011 to 12/31/2011...........  $12.09106    $13.02828         0
   01/01/2012 to 12/31/2012...........  $13.02828    $13.49666         0
AST MARSICO CAPITAL GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.12177    $11.38185         0
   01/01/2007 to 12/31/2007...........  $11.38185    $12.79579         0
   01/01/2008 to 12/31/2008...........  $12.79579    $ 7.05018         0
   01/01/2009 to 12/31/2009...........  $ 7.05018    $ 8.94686         0
   01/01/2010 to 12/31/2010...........  $ 8.94686    $10.47834         0
   01/01/2011 to 12/31/2011...........  $10.47834    $10.15451         0
   01/01/2012 to 12/31/2012...........  $10.15451    $11.14880         0
AST MFS GLOBAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.41248    $12.67817         0
   01/01/2007 to 12/31/2007...........  $12.67817    $13.56337         0
   01/01/2008 to 12/31/2008...........  $13.56337    $ 8.75586         0
   01/01/2009 to 12/31/2009...........  $ 8.75586    $11.26126         0
   01/01/2010 to 12/31/2010...........  $11.26126    $12.34035         0
   01/01/2011 to 12/31/2011...........  $12.34035    $11.69116         0
   01/01/2012 to 12/31/2012...........  $11.69116    $14.07213         0
AST MFS GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.02534    $11.48567         0
   01/01/2007 to 12/31/2007...........  $11.48567    $12.92858         0
   01/01/2008 to 12/31/2008...........  $12.92858    $ 8.05364         0
   01/01/2009 to 12/31/2009...........  $ 8.05364    $ 9.79086         0
   01/01/2010 to 12/31/2010...........  $ 9.79086    $10.79966         0
   01/01/2011 to 12/31/2011...........  $10.79966    $10.49959         0
   01/01/2012 to 12/31/2012...........  $10.49959    $12.02243         0
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99818    $10.17554         0
AST MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.02794    $11.51347         0
   01/01/2007 to 12/31/2007...........  $11.51347    $11.56862         0
   01/01/2008 to 12/31/2008...........  $11.56862    $ 7.00032         0
   01/01/2009 to 12/31/2009...........  $ 7.00032    $ 9.50836         0
   01/01/2010 to 12/31/2010...........  $ 9.50836    $11.49463         0
   01/01/2011 to 12/31/2011...........  $11.49463    $10.85406         0
   01/01/2012 to 12/31/2012...........  $10.85406    $12.56906         0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MONEY MARKET PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99935    $10.17121         0
   01/01/2007 to 12/31/2007...........  $10.17121    $10.43398         0
   01/01/2008 to 12/31/2008...........  $10.43398    $10.46036         0
   01/01/2009 to 12/31/2009...........  $10.46036    $10.25552         0
   01/01/2010 to 12/31/2010...........  $10.25552    $10.03229         0
   01/01/2011 to 12/31/2011...........  $10.03229    $ 9.81415         0
   01/01/2012 to 12/31/2012...........  $ 9.81415    $ 9.59827         0
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.63310    $11.73524         0
   01/01/2007 to 12/31/2007...........  $11.73524    $11.83935         0
   01/01/2008 to 12/31/2008...........  $11.83935    $ 6.68549         0
   01/01/2009 to 12/31/2009...........  $ 6.68549    $ 9.19594         0
   01/01/2010 to 12/31/2010...........  $ 9.19594    $11.10141         0
   01/01/2011 to 12/31/2011...........  $11.10141    $10.58780         0
   01/01/2012 to 12/31/2012...........  $10.58780    $12.12804         0
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.02808    $10.06097         0
   01/01/2012 to 12/31/2012...........  $10.06097    $10.31851         0
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.33643    $12.58620         0
   01/01/2007 to 12/31/2007...........  $12.58620    $15.04070         0
   01/01/2008 to 12/31/2008...........  $15.04070    $ 8.35729         0
   01/01/2009 to 12/31/2009...........  $ 8.35729    $10.60820         0
   01/01/2010 to 12/31/2010...........  $10.60820    $13.35009         0
   01/01/2011 to 12/31/2011...........  $13.35009    $13.27697         0
   01/01/2012 to 12/31/2012...........  $13.27697    $14.59214         0
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.47605    $10.81666         0
   01/01/2007 to 12/31/2007...........  $10.81666    $12.55697         0
   01/01/2008 to 12/31/2008...........  $12.55697    $ 7.05627         0
   01/01/2009 to 12/31/2009...........  $ 7.05627    $ 8.45808         0
   01/01/2010 to 12/31/2010...........  $ 8.45808    $ 9.94865         0
   01/01/2011 to 04/29/2011...........  $ 9.94865    $11.13856         0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99818    $10.28444         0
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10092    $ 5.55970         0
   01/01/2009 to 12/31/2009...........  $ 5.55970    $ 9.05407         0
   01/01/2010 to 12/31/2010...........  $ 9.05407    $10.82692         0
   01/01/2011 to 12/31/2011...........  $10.82692    $ 8.44241         0
   01/01/2012 to 12/31/2012...........  $ 8.44241    $ 9.73673         0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.01081    $10.16415             0
   01/01/2007 to 12/31/2007...........  $10.16415    $10.61523             0
   01/01/2008 to 12/31/2008...........  $10.61523    $10.49732             0
   01/01/2009 to 12/31/2009...........  $10.49732    $11.31653             0
   01/01/2010 to 12/31/2010...........  $11.31653    $11.49897             0
   01/01/2011 to 12/31/2011...........  $11.49897    $11.49917             0
   01/01/2012 to 12/31/2012...........  $11.49917    $11.77377             0
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.97082    $10.26474             0
   01/01/2007 to 12/31/2007...........  $10.26474    $10.87171             0
   01/01/2008 to 12/31/2008...........  $10.87171    $10.39223             0
   01/01/2009 to 12/31/2009...........  $10.39223    $11.84329         1,354
   01/01/2010 to 12/31/2010...........  $11.84329    $12.47663         1,353
   01/01/2011 to 12/31/2011...........  $12.47663    $12.59042             0
   01/01/2012 to 12/31/2012...........  $12.59042    $13.46070             0
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.18649    $10.59390       497,956
   01/01/2007 to 12/31/2007...........  $10.59390    $11.26294     1,319,704
   01/01/2008 to 12/31/2008...........  $11.26294    $ 8.86866     1,865,612
   01/01/2009 to 12/31/2009...........  $ 8.86866    $10.41144     3,275,055
   01/01/2010 to 12/31/2010...........  $10.41144    $11.25882     2,956,420
   01/01/2011 to 12/31/2011...........  $11.25882    $11.12122     2,743,932
   01/01/2012 to 12/31/2012...........  $11.12122    $12.00437     2,824,903
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.01809    $10.06089             0
   01/01/2012 to 12/31/2012...........  $10.06089    $10.53869             0
AST QMA US EQUITY ALPHA PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.61055    $11.40033             0
   01/01/2007 to 12/31/2007...........  $11.40033    $11.38033             0
   01/01/2008 to 12/31/2008...........  $11.38033    $ 6.82050             0
   01/01/2009 to 12/31/2009...........  $ 6.82050    $ 8.12604             0
   01/01/2010 to 12/31/2010...........  $ 8.12604    $ 9.14329             0
   01/01/2011 to 12/31/2011...........  $ 9.14329    $ 9.25157             0
   01/01/2012 to 12/31/2012...........  $ 9.25157    $10.74903             0
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99817    $ 8.86648             0
   01/01/2012 to 12/31/2012...........  $ 8.86648    $ 9.81199             0
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09912    $ 6.67246        28,640
   01/01/2009 to 12/31/2009...........  $ 6.67246    $ 8.27770        58,285
   01/01/2010 to 12/31/2010...........  $ 8.27770    $ 9.25676        76,010
   01/01/2011 to 12/31/2011...........  $ 9.25676    $ 8.83709        96,013
   01/01/2012 to 12/31/2012...........  $ 8.83709    $10.01673        59,771

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.43974    $11.01325             0
   01/01/2007 to 12/31/2007...........  $11.01325    $11.73026        99,324
   01/01/2008 to 12/31/2008...........  $11.73026    $ 8.00838        94,965
   01/01/2009 to 12/31/2009...........  $ 8.00838    $ 9.97919       203,554
   01/01/2010 to 12/31/2010...........  $ 9.97919    $10.91252       281,952
   01/01/2011 to 12/31/2011...........  $10.91252    $10.31190       487,908
   01/01/2012 to 12/31/2012...........  $10.31190    $11.20774       388,499
AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.90465    $ 9.87625             0
   01/01/2007 to 12/31/2007...........  $ 9.87625    $10.34839             0
   01/01/2008 to 12/31/2008...........  $10.34839    $ 6.57832             0
   01/01/2009 to 12/31/2009...........  $ 6.57832    $ 8.61513             0
   01/01/2010 to 12/31/2010...........  $ 8.61513    $11.49409             0
   01/01/2011 to 12/31/2011...........  $11.49409    $11.13148             0
   01/01/2012 to 12/31/2012...........  $11.13148    $12.21161             0
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.92633    $12.44163             0
   01/01/2007 to 12/31/2007...........  $12.44163    $11.48395             0
   01/01/2008 to 12/31/2008...........  $11.48395    $ 7.89338             0
   01/01/2009 to 12/31/2009...........  $ 7.89338    $ 9.80392             0
   01/01/2010 to 12/31/2010...........  $ 9.80392    $12.08066             0
   01/01/2011 to 12/31/2011...........  $12.08066    $11.10904             0
   01/01/2012 to 12/31/2012...........  $11.10904    $12.83722             0
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.67335    $11.33991        13,042
   01/01/2007 to 12/31/2007...........  $11.33991    $11.79020     1,168,970
   01/01/2008 to 12/31/2008...........  $11.79020    $ 8.53907       854,993
   01/01/2009 to 12/31/2009...........  $ 8.53907    $10.36705       868,302
   01/01/2010 to 12/31/2010...........  $10.36705    $11.30851       861,448
   01/01/2011 to 12/31/2011...........  $11.30851    $11.27944       828,168
   01/01/2012 to 12/31/2012...........  $11.27944    $12.51966       805,114
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.98800    $12.18054             0
   01/01/2007 to 12/31/2007...........  $12.18054    $11.48624             0
   01/01/2008 to 12/31/2008...........  $11.48624    $ 6.52810             0
   01/01/2009 to 12/31/2009...........  $ 6.52810    $ 7.90362             0
   01/01/2010 to 12/31/2010...........  $ 7.90362    $ 8.75354             0
   01/01/2011 to 12/31/2011...........  $ 8.75354    $ 8.42085             0
   01/01/2012 to 12/31/2012...........  $ 8.42085    $ 9.65593             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.51777    $ 9.77542            0
   01/01/2007 to 12/31/2007...........  $ 9.77542    $10.48123            0
   01/01/2008 to 12/31/2008...........  $10.48123    $10.00096            0
   01/01/2009 to 12/31/2009...........  $10.00096    $10.96586            0
   01/01/2010 to 12/31/2010...........  $10.96586    $11.34046            0
   01/01/2011 to 12/31/2011...........  $11.34046    $11.54872            0
   01/01/2012 to 12/31/2012...........  $11.54872    $11.88441            0
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.93969    $10.42785            0
   01/01/2007 to 12/31/2007...........  $10.42785    $11.03694            0
   01/01/2008 to 12/31/2008...........  $11.03694    $ 6.41495            0
   01/01/2009 to 12/31/2009...........  $ 6.41495    $ 9.62234            0
   01/01/2010 to 12/31/2010...........  $ 9.62234    $10.89854            0
   01/01/2011 to 12/31/2011...........  $10.89854    $10.47838            0
   01/01/2012 to 12/31/2012...........  $10.47838    $12.04928            0
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $13.72060    $13.23998            0
   01/01/2007 to 12/31/2007...........  $13.23998    $18.19215            0
   01/01/2008 to 12/31/2008...........  $18.19215    $ 8.89797            0
   01/01/2009 to 12/31/2009...........  $ 8.89797    $12.99675            0
   01/01/2010 to 12/31/2010...........  $12.99675    $15.31064            0
   01/01/2011 to 12/31/2011...........  $15.31064    $12.74029            0
   01/01/2012 to 12/31/2012...........  $12.74029    $12.91003            0
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.62249    $11.30662            0
   01/01/2007 to 12/31/2007...........  $11.30662    $12.11353            0
   01/01/2008 to 12/31/2008...........  $12.11353    $ 6.83224            0
   01/01/2009 to 12/31/2009...........  $ 6.83224    $ 8.58160            0
   01/01/2010 to 12/31/2010...........  $ 8.58160    $ 9.62121            0
   01/01/2011 to 12/31/2011...........  $ 9.62121    $ 9.08459        2,223
   01/01/2012 to 12/31/2012...........  $ 9.08459    $ 9.86225        4,081
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........  $ 9.99817    $ 9.97260            0
   01/01/2008 to 12/31/2008...........  $ 9.97260    $ 9.24479            0
   01/01/2009 to 12/31/2009...........  $ 9.24479    $10.09286            0
   01/01/2010 to 12/31/2010...........  $10.09286    $10.64051            0
   01/01/2011 to 12/31/2011...........  $10.64051    $11.03361            0
   01/01/2012 to 12/31/2012...........  $11.03361    $11.63787            0
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07796    $ 6.61789       61,258
   01/01/2009 to 12/31/2009...........  $ 6.61789    $ 8.41819      104,719
   01/01/2010 to 12/31/2010...........  $ 8.41819    $ 9.07616      130,503
   01/01/2011 to 12/31/2011...........  $ 9.07616    $ 8.72845      149,496
   01/01/2012 to 09/21/2012...........  $ 8.72845    $ 9.73895            0



* Denotes the start date of these sub-accounts

                               PREMIER B SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

       ACCUMULATION UNIT VALUES: BENEFICIARY CONTINUATION OPTION - 1.00%
                           SETTLEMENT SERVICE CHARGE



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.08004    $10.91282      129,445
   01/01/2008 to 12/31/2008...........  $10.91282    $ 7.36563      142,405
   01/01/2009 to 12/31/2009...........  $ 7.36563    $ 9.06905       85,377
   01/01/2010 to 12/31/2010...........  $ 9.06905    $10.05357       99,862
   01/01/2011 to 12/31/2011...........  $10.05357    $ 9.68945      172,922
   01/01/2012 to 12/31/2012...........  $ 9.68945    $10.79903      187,764
AST ADVANCED STRATEGIES PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.07305    $10.83452            0
   01/01/2008 to 12/31/2008...........  $10.83452    $ 7.53017            0
   01/01/2009 to 12/31/2009...........  $ 7.53017    $ 9.40896            0
   01/01/2010 to 12/31/2010...........  $ 9.40896    $10.59254            0
   01/01/2011 to 12/31/2011...........  $10.59254    $10.49952       36,272
   01/01/2012 to 12/31/2012...........  $10.49952    $11.81435       79,091
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.12345    $10.18301            0
   01/01/2008 to 12/31/2008...........  $10.18301    $ 6.57914            0
   01/01/2009 to 12/31/2009...........  $ 6.57914    $ 7.67177        3,699
   01/01/2010 to 12/31/2010...........  $ 7.67177    $ 8.64764        4,096
   01/01/2011 to 12/31/2011...........  $ 8.64764    $ 8.86776        4,581
   01/01/2012 to 05/04/2012...........  $ 8.86776    $ 9.65752            0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.07151    $10.86097        3,120
   01/01/2008 to 12/31/2008...........  $10.86097    $ 7.66698      166,425
   01/01/2009 to 12/31/2009...........  $ 7.66698    $ 9.35958      160,708
   01/01/2010 to 12/31/2010...........  $ 9.35958    $10.40804      226,307
   01/01/2011 to 12/31/2011...........  $10.40804    $10.17985      366,569
   01/01/2012 to 12/31/2012...........  $10.17985    $11.33645      524,542
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99918    $ 9.20827            0
   01/01/2012 to 12/31/2012...........  $ 9.20827    $10.20156            0
AST BLACKROCK VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11154    $10.19617        2,976
   01/01/2008 to 12/31/2008...........  $10.19617    $ 6.32963            0
   01/01/2009 to 12/31/2009...........  $ 6.32963    $ 7.41124            0
   01/01/2010 to 12/31/2010...........  $ 7.41124    $ 8.25078            0
   01/01/2011 to 12/31/2011...........  $ 8.25078    $ 8.12903        4,250
   01/01/2012 to 12/31/2012...........  $ 8.12903    $ 9.12709       14,114

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.09687    $11.01224       40,327
   01/01/2008 to 12/31/2008...........  $11.01224    $ 7.09376       47,327
   01/01/2009 to 12/31/2009...........  $ 7.09376    $ 8.80257       75,060
   01/01/2010 to 12/31/2010...........  $ 8.80257    $ 9.88109       85,112
   01/01/2011 to 12/31/2011...........  $ 9.88109    $ 9.54594      115,629
   01/01/2012 to 12/31/2012...........  $ 9.54594    $10.74833       85,759
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08128    $ 7.37971            0
   01/01/2009 to 12/31/2009...........  $ 7.37971    $ 9.01552            0
   01/01/2010 to 12/31/2010...........  $ 9.01552    $ 9.99007            0
   01/01/2011 to 12/31/2011...........  $ 9.99007    $ 9.71160        5,942
   01/01/2012 to 12/31/2012...........  $ 9.71160    $10.60403       50,477
AST COHEN & STEERS REALTY PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.10286    $ 7.81223        2,528
   01/01/2008 to 12/31/2008...........  $ 7.81223    $ 5.02371        2,463
   01/01/2009 to 12/31/2009...........  $ 5.02371    $ 6.56219        2,370
   01/01/2010 to 12/31/2010...........  $ 6.56219    $ 8.36127        3,255
   01/01/2011 to 12/31/2011...........  $ 8.36127    $ 8.82419        4,845
   01/01/2012 to 12/31/2012...........  $ 8.82419    $10.07765       33,808
AST DEAM SMALL-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.09789    $ 8.33201            0
   01/01/2008 to 07/18/2008...........  $ 8.33201    $ 7.66199            0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.10254    $10.91958            0
   01/01/2008 to 12/31/2008...........  $10.91958    $ 6.04442            0
   01/01/2009 to 12/31/2009...........  $ 6.04442    $ 7.93932        3,166
   01/01/2010 to 12/31/2010...........  $ 7.93932    $10.41905        2,949
   01/01/2011 to 12/31/2011...........  $10.41905    $ 8.96343        2,264
   01/01/2012 to 12/31/2012...........  $ 8.96343    $10.65604        9,161
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10379    $ 7.54057            0
   01/01/2009 to 12/31/2009...........  $ 7.54057    $ 9.05097            0
   01/01/2010 to 12/31/2010...........  $ 9.05097    $10.15522            0
   01/01/2011 to 12/31/2011...........  $10.15522    $ 9.80622       17,951
   01/01/2012 to 12/31/2012...........  $ 9.80622    $11.03284       39,447
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.07381    $10.77036        7,255
   01/01/2008 to 12/31/2008...........  $10.77036    $ 6.98618       42,388
   01/01/2009 to 12/31/2009...........  $ 6.98618    $ 8.56682       35,985
   01/01/2010 to 12/31/2010...........  $ 8.56682    $ 9.70021       34,782
   01/01/2011 to 12/31/2011...........  $ 9.70021    $ 9.45972       70,843
   01/01/2012 to 12/31/2012...........  $ 9.45972    $10.36217      125,844
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.10404    $11.19117          469
   01/01/2008 to 12/31/2008...........  $11.19117    $ 6.56949          393
   01/01/2009 to 12/31/2009...........  $ 6.56949    $ 8.19394       29,491
   01/01/2010 to 12/31/2010...........  $ 8.19394    $ 9.65573       34,201
   01/01/2011 to 12/31/2011...........  $ 9.65573    $ 8.96603       49,820
   01/01/2012 to 12/31/2012...........  $ 8.96603    $10.02421       61,112
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99918    $ 7.49594        5,059
   01/01/2009 to 11/13/2009...........  $ 7.49594    $ 8.43273            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99918    $10.79695       47,791
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17586    $ 6.13224            0
   01/01/2009 to 12/31/2009...........  $ 6.13224    $ 8.20276          146
   01/01/2010 to 12/31/2010...........  $ 8.20276    $ 9.76197          137
   01/01/2011 to 12/31/2011...........  $ 9.76197    $ 9.17833          541
   01/01/2012 to 12/31/2012...........  $ 9.17833    $11.52315        1,910
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.09100    $11.53628        4,723
   01/01/2008 to 12/31/2008...........  $11.53628    $ 6.82244        4,600
   01/01/2009 to 12/31/2009...........  $ 6.82244    $10.09167        4,428
   01/01/2010 to 12/31/2010...........  $10.09167    $11.01965        5,277
   01/01/2011 to 12/31/2011...........  $11.01965    $10.47885        6,194
   01/01/2012 to 12/31/2012...........  $10.47885    $12.42563       13,645
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11632    $10.62005            0
   01/01/2008 to 12/31/2008...........  $10.62005    $ 6.23634            0
   01/01/2009 to 12/31/2009...........  $ 6.23634    $ 7.35950        6,458
   01/01/2010 to 12/31/2010...........  $ 7.35950    $ 8.22556        5,948
   01/01/2011 to 12/31/2011...........  $ 8.22556    $ 7.69478        7,670
   01/01/2012 to 12/31/2012...........  $ 7.69478    $ 9.11684       17,500
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.09800    $11.48986        1,492
   01/01/2008 to 12/31/2008...........  $11.48986    $ 6.73541            0
   01/01/2009 to 12/31/2009...........  $ 6.73541    $10.47635          231
   01/01/2010 to 12/31/2010...........  $10.47635    $12.42903          782
   01/01/2011 to 12/31/2011...........  $12.42903    $11.93976        1,490
   01/01/2012 to 12/31/2012...........  $11.93976    $14.14015       10,307
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03407    $ 7.66279          431
   01/01/2009 to 12/31/2009...........  $ 7.66279    $ 9.62383          517
   01/01/2010 to 12/31/2010...........  $ 9.62383    $12.07909        1,114
   01/01/2011 to 12/31/2011...........  $12.07909    $12.11532        1,906
   01/01/2012 to 12/31/2012...........  $12.11532    $13.87726        4,328
AST HIGH YIELD PORTFOLIO
   03/19/2007* to 12/31/2007..........  $ 9.99918    $ 9.96607            0
   01/01/2008 to 12/31/2008...........  $ 9.96607    $ 7.34697            0
   01/01/2009 to 12/31/2009...........  $ 7.34697    $ 9.86035        3,032
   01/01/2010 to 12/31/2010...........  $ 9.86035    $11.08074       18,004
   01/01/2011 to 12/31/2011...........  $11.08074    $11.31919       24,364
   01/01/2012 to 12/31/2012...........  $11.31919    $12.76194       53,227
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08946    $ 7.64998          744
   01/01/2009 to 12/31/2009...........  $ 7.64998    $ 9.34543        2,369
   01/01/2010 to 12/31/2010...........  $ 9.34543    $10.32606        7,551
   01/01/2011 to 12/31/2011...........  $10.32606    $10.17206       13,151
   01/01/2012 to 12/31/2012...........  $10.17206    $11.09154       67,208
AST INTERNATIONAL GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.15948    $12.05201            0
   01/01/2008 to 12/31/2008...........  $12.05201    $ 5.93863            0
   01/01/2009 to 12/31/2009...........  $ 5.93863    $ 7.95483          448
   01/01/2010 to 12/31/2010...........  $ 7.95483    $ 9.01789          458
   01/01/2011 to 12/31/2011...........  $ 9.01789    $ 7.77483          437
   01/01/2012 to 12/31/2012...........  $ 7.77483    $ 9.26557        8,321

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST INTERNATIONAL VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.12617    $11.65068            0
   01/01/2008 to 12/31/2008...........  $11.65068    $ 6.45950            0
   01/01/2009 to 12/31/2009...........  $ 6.45950    $ 8.34615            0
   01/01/2010 to 12/31/2010...........  $ 8.34615    $ 9.17929          607
   01/01/2011 to 12/31/2011...........  $ 9.17929    $ 7.94794        1,773
   01/01/2012 to 12/31/2012...........  $ 7.94794    $ 9.18156        3,131
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11197    $ 7.17178            0
   01/01/2009 to 12/31/2009...........  $ 7.17178    $ 8.99427            0
   01/01/2010 to 12/31/2010...........  $ 8.99427    $10.13569            0
   01/01/2011 to 12/31/2011...........  $10.13569    $ 9.97825        1,208
   01/01/2012 to 12/31/2012...........  $ 9.97825    $11.22134       27,647
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.08054    $10.17383            0
   01/01/2008 to 12/31/2008...........  $10.17383    $ 8.29858       10,258
   01/01/2009 to 12/31/2009...........  $ 8.29858    $10.02568       41,174
   01/01/2010 to 12/31/2010...........  $10.02568    $10.65289       41,076
   01/01/2011 to 12/31/2011...........  $10.65289    $10.57215       44,156
   01/01/2012 to 12/31/2012...........  $10.57215    $11.58947       68,595
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08457    $10.29963            0
   01/01/2010 to 12/31/2010...........  $10.29963    $11.35164            0
   01/01/2011 to 12/31/2011...........  $11.35164    $11.31377            0
   01/01/2012 to 12/31/2012...........  $11.31377    $12.90295          518
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14595    $10.30944            0
   01/01/2010 to 12/31/2010...........  $10.30944    $11.60815          678
   01/01/2011 to 12/31/2011...........  $11.60815    $10.81845        1,493
   01/01/2012 to 12/31/2012...........  $10.81845    $12.12874        1,675
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.14435    $10.97941        2,000
   01/01/2008 to 12/31/2008...........  $10.97941    $ 6.37232        7,415
   01/01/2009 to 12/31/2009...........  $ 6.37232    $ 8.57302       10,158
   01/01/2010 to 12/31/2010...........  $ 8.57302    $ 9.09678       10,379
   01/01/2011 to 12/31/2011...........  $ 9.09678    $ 8.18270       11,011
   01/01/2012 to 12/31/2012...........  $ 8.18270    $ 9.87658       14,182
AST LARGE-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11587    $ 9.84473            0
   01/01/2008 to 12/31/2008...........  $ 9.84473    $ 5.70314            0
   01/01/2009 to 12/31/2009...........  $ 5.70314    $ 6.74404            0
   01/01/2010 to 12/31/2010...........  $ 6.74404    $ 7.55590          197
   01/01/2011 to 12/31/2011...........  $ 7.55590    $ 7.16817        1,094
   01/01/2012 to 12/31/2012...........  $ 7.16817    $ 8.29561       14,852
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.02439    $10.32185            0
   01/01/2008 to 12/31/2008...........  $10.32185    $ 7.84324            0
   01/01/2009 to 12/31/2009...........  $ 7.84324    $10.45274        5,287
   01/01/2010 to 12/31/2010...........  $10.45274    $11.73757        4,794
   01/01/2011 to 12/31/2011...........  $11.73757    $12.80336        8,496
   01/01/2012 to 12/31/2012...........  $12.80336    $13.42818       77,961

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.13199    $11.47337        2,345
   01/01/2008 to 12/31/2008...........  $11.47337    $ 6.40005            0
   01/01/2009 to 12/31/2009...........  $ 6.40005    $ 8.22241        6,687
   01/01/2010 to 12/31/2010...........  $ 8.22241    $ 9.74903        6,413
   01/01/2011 to 12/31/2011...........  $ 9.74903    $ 9.56442        5,154
   01/01/2012 to 12/31/2012...........  $ 9.56442    $10.63120       48,310
AST MFS GLOBAL EQUITY PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11667    $10.95164            0
   01/01/2008 to 12/31/2008...........  $10.95164    $ 7.15759        1,243
   01/01/2009 to 12/31/2009...........  $ 7.15759    $ 9.31966       15,605
   01/01/2010 to 12/31/2010...........  $ 9.31966    $10.33903       12,339
   01/01/2011 to 12/31/2011...........  $10.33903    $ 9.91614       18,473
   01/01/2012 to 12/31/2012...........  $ 9.91614    $12.08368       28,565
AST MFS GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.10694    $11.59267            0
   01/01/2008 to 12/31/2008...........  $11.59267    $ 7.31108          440
   01/01/2009 to 12/31/2009...........  $ 7.31108    $ 8.99798        3,010
   01/01/2010 to 12/31/2010...........  $ 8.99798    $10.04775        2,559
   01/01/2011 to 12/31/2011...........  $10.04775    $ 9.88927        3,386
   01/01/2012 to 12/31/2012...........  $ 9.88927    $11.46400        5,224
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99918    $10.22213            0
AST MID-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.10574    $10.11084            0
   01/01/2008 to 12/31/2008...........  $10.11084    $ 6.19415            0
   01/01/2009 to 12/31/2009...........  $ 6.19415    $ 8.51751            0
   01/01/2010 to 12/31/2010...........  $ 8.51751    $10.42410            0
   01/01/2011 to 12/31/2011...........  $10.42410    $ 9.96483          972
   01/01/2012 to 12/31/2012...........  $ 9.96483    $11.68256        7,983
AST MONEY MARKET PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.00052    $10.29973            0
   01/01/2008 to 12/31/2008...........  $10.29973    $10.45357       10,390
   01/01/2009 to 12/31/2009...........  $10.45357    $10.37528        8,118
   01/01/2010 to 12/31/2010...........  $10.37528    $10.27485       23,603
   01/01/2011 to 12/31/2011...........  $10.27485    $10.17598       28,226
   01/01/2012 to 12/31/2012...........  $10.17598    $10.07626      137,020
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.13369    $10.25701        2,202
   01/01/2008 to 12/31/2008...........  $10.25701    $ 5.86395        1,930
   01/01/2009 to 12/31/2009...........  $ 5.86395    $ 8.16575       10,813
   01/01/2010 to 12/31/2010...........  $ 8.16575    $ 9.97960       10,171
   01/01/2011 to 12/31/2011...........  $ 9.97960    $ 9.63540       10,393
   01/01/2012 to 12/31/2012...........  $ 9.63540    $11.17393       15,841
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11565    $11.82260            0
   01/01/2008 to 12/31/2008...........  $11.82260    $ 6.65075            0
   01/01/2009 to 12/31/2009...........  $ 6.65075    $ 8.54648            0
   01/01/2010 to 12/31/2010...........  $ 8.54648    $10.88845            0
   01/01/2011 to 12/31/2011...........  $10.88845    $10.96268          424
   01/01/2012 to 12/31/2012...........  $10.96268    $12.19821       16,652

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.12073    $11.75209            0
   01/01/2008 to 12/31/2008...........  $11.75209    $ 6.68601            0
   01/01/2009 to 12/31/2009...........  $ 6.68601    $ 8.11354          149
   01/01/2010 to 12/31/2010...........  $ 8.11354    $ 9.66127          139
   01/01/2011 to 04/29/2011...........  $ 9.66127    $10.86028            0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99918    $10.37057       16,117
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10192    $ 5.59093            0
   01/01/2009 to 12/31/2009...........  $ 5.59093    $ 9.21761          129
   01/01/2010 to 12/31/2010...........  $ 9.21761    $11.15868          125
   01/01/2011 to 12/31/2011...........  $11.15868    $ 8.80869        2,616
   01/01/2012 to 12/31/2012...........  $ 8.80869    $10.28504        3,295
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   03/19/2007* to 12/31/2007..........  $ 9.99034    $10.47408        6,233
   01/01/2008 to 12/31/2008...........  $10.47408    $10.48603        6,071
   01/01/2009 to 12/31/2009...........  $10.48603    $11.44430       46,373
   01/01/2010 to 12/31/2010...........  $11.44430    $11.77276       96,945
   01/01/2011 to 12/31/2011...........  $11.77276    $11.91843      101,716
   01/01/2012 to 12/31/2012...........  $11.91843    $12.35443       57,567
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   03/19/2007* to 12/31/2007..........  $ 9.99058    $10.56075            0
   01/01/2008 to 12/31/2008...........  $10.56075    $10.21988        1,836
   01/01/2009 to 12/31/2009...........  $10.21988    $11.79093       23,401
   01/01/2010 to 12/31/2010...........  $11.79093    $12.57524       35,839
   01/01/2011 to 12/31/2011...........  $12.57524    $12.84647       42,310
   01/01/2012 to 12/31/2012...........  $12.84647    $13.90489      141,041
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.04514    $10.75670            0
   01/01/2008 to 12/31/2008...........  $10.75670    $ 8.57497       34,793
   01/01/2009 to 12/31/2009...........  $ 8.57497    $10.19125       87,454
   01/01/2010 to 12/31/2010...........  $10.19125    $11.15697      108,923
   01/01/2011 to 12/31/2011...........  $11.15697    $11.15675      207,615
   01/01/2012 to 12/31/2012...........  $11.15675    $12.19226      449,309

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST QMA US EQUITY ALPHA PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11188    $10.37151            0
   01/01/2008 to 12/31/2008...........  $10.37151    $ 6.29304            0
   01/01/2009 to 12/31/2009...........  $ 6.29304    $ 7.59041            0
   01/01/2010 to 12/31/2010...........  $ 7.59041    $ 8.64622            0
   01/01/2011 to 12/31/2011...........  $ 8.64622    $ 8.85664          491
   01/01/2012 to 12/31/2012...........  $ 8.85664    $10.41779        1,912
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99918    $ 8.93992            0
   01/01/2012 to 12/31/2012...........  $ 8.93992    $10.01604       21,087
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09946    $ 6.72784            0
   01/01/2009 to 12/31/2009...........  $ 6.72784    $ 8.44981            0
   01/01/2010 to 12/31/2010...........  $ 8.44981    $ 9.56609            0
   01/01/2011 to 12/31/2011...........  $ 9.56609    $ 9.24529       24,558
   01/01/2012 to 12/31/2012...........  $ 9.24529    $10.60940       48,336
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.07291    $10.87140        1,400
   01/01/2008 to 12/31/2008...........  $10.87140    $ 7.51399        1,359
   01/01/2009 to 12/31/2009...........  $ 7.51399    $ 9.47895        9,547
   01/01/2010 to 12/31/2010...........  $ 9.47895    $10.49368       18,919
   01/01/2011 to 12/31/2011...........  $10.49368    $10.03860       22,204
   01/01/2012 to 12/31/2012...........  $10.03860    $11.04609       46,234
AST SMALL-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.09716    $10.46802            0
   01/01/2008 to 12/31/2008...........  $10.46802    $ 6.73693            0
   01/01/2009 to 12/31/2009...........  $ 6.73693    $ 8.93194            0
   01/01/2010 to 12/31/2010...........  $ 8.93194    $12.06406            0
   01/01/2011 to 12/31/2011...........  $12.06406    $11.82778          819
   01/01/2012 to 12/31/2012...........  $11.82778    $13.13644        5,376
AST SMALL-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11095    $ 9.43656        1,552
   01/01/2008 to 12/31/2008...........  $ 9.43656    $ 6.56669            0
   01/01/2009 to 12/31/2009...........  $ 6.56669    $ 8.25723            0
   01/01/2010 to 12/31/2010...........  $ 8.25723    $10.30053            0
   01/01/2011 to 12/31/2011...........  $10.30053    $ 9.58913          680
   01/01/2012 to 12/31/2012...........  $ 9.58913    $11.21832        7,416

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.06740    $10.57860          492
   01/01/2008 to 12/31/2008...........  $10.57860    $ 7.75653       39,334
   01/01/2009 to 12/31/2009...........  $ 7.75653    $ 9.53361       42,393
   01/01/2010 to 12/31/2010...........  $ 9.53361    $10.52807       33,991
   01/01/2011 to 12/31/2011...........  $10.52807    $10.63067       60,944
   01/01/2012 to 12/31/2012...........  $10.63067    $11.94592      170,982
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11700    $ 9.82815        5,487
   01/01/2008 to 12/31/2008...........  $ 9.82815    $ 5.65507        5,921
   01/01/2009 to 12/31/2009...........  $ 5.65507    $ 6.93144        5,658
   01/01/2010 to 12/31/2010...........  $ 6.93144    $ 7.77169        5,028
   01/01/2011 to 12/31/2011...........  $ 7.77169    $ 7.56873        6,045
   01/01/2012 to 12/31/2012...........  $ 7.56873    $ 8.78643       21,212
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   03/19/2007* to 12/31/2007..........  $ 9.98213    $10.73003            0
   01/01/2008 to 12/31/2008...........  $10.73003    $10.36499        3,077
   01/01/2009 to 12/31/2009...........  $10.36499    $11.50569       10,277
   01/01/2010 to 12/31/2010...........  $11.50569    $12.04612       11,386
   01/01/2011 to 12/31/2011...........  $12.04612    $12.41886       12,041
   01/01/2012 to 12/31/2012...........  $12.41886    $12.93840       11,281
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.08361    $10.93976            0
   01/01/2008 to 12/31/2008...........  $10.93976    $ 6.43744        1,333
   01/01/2009 to 12/31/2009...........  $ 6.43744    $ 9.77555        3,241
   01/01/2010 to 12/31/2010...........  $ 9.77555    $11.20897        3,920
   01/01/2011 to 12/31/2011...........  $11.20897    $10.91000        4,699
   01/01/2012 to 12/31/2012...........  $10.91000    $12.70117       19,767
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.17958    $13.94064            0
   01/01/2008 to 12/31/2008...........  $13.94064    $ 6.90317        6,773
   01/01/2009 to 12/31/2009...........  $ 6.90317    $10.20784       15,445
   01/01/2010 to 12/31/2010...........  $10.20784    $12.17409       13,337
   01/01/2011 to 12/31/2011...........  $12.17409    $10.25550       19,083
   01/01/2012 to 12/31/2012...........  $10.25550    $10.52125       16,869
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.12210    $11.05096        1,576
   01/01/2008 to 12/31/2008...........  $11.05096    $ 6.31035        3,962
   01/01/2009 to 12/31/2009...........  $ 6.31035    $ 8.02421       13,667
   01/01/2010 to 12/31/2010...........  $ 8.02421    $ 9.10752       13,459
   01/01/2011 to 12/31/2011...........  $ 9.10752    $ 8.70580       20,325
   01/01/2012 to 12/31/2012...........  $ 8.70580    $ 9.56832       21,025
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........  $ 9.99918    $ 9.98774            0
   01/01/2008 to 12/31/2008...........  $ 9.98774    $ 9.37351            0
   01/01/2009 to 12/31/2009...........  $ 9.37351    $10.35999        3,687
   01/01/2010 to 12/31/2010...........  $10.35999    $11.05727        3,593
   01/01/2011 to 12/31/2011...........  $11.05727    $11.60740        6,542
   01/01/2012 to 12/31/2012...........  $11.60740    $12.39484       37,608
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07829    $ 6.67267        5,683
   01/01/2009 to 12/31/2009...........  $ 6.67267    $ 8.59292        9,582
   01/01/2010 to 12/31/2010...........  $ 8.59292    $ 9.37902        8,610
   01/01/2011 to 12/31/2011...........  $ 9.37902    $ 9.13111       22,166
   01/01/2012 to 09/21/2012...........  $ 9.13111    $10.27970            0



* Denotes the start date of these sub-accounts

                               PREMIER L SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

              ACCUMULATION UNIT VALUES: WITH ONLY HD GRO (1.85%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.10395    $ 7.16664            0
   01/01/2009 to 12/31/2009...........  $ 7.16664    $ 8.75036        6,625
   01/01/2010 to 12/31/2010...........  $ 8.75036    $ 9.61939        6,364
   01/01/2011 to 12/31/2011...........  $ 9.61939    $ 9.19378        7,465
   01/01/2012 to 12/31/2012...........  $ 9.19378    $10.16082        8,157
AST ADVANCED STRATEGIES PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.08802    $ 7.27132        4,344
   01/01/2009 to 12/31/2009...........  $ 7.27132    $ 9.00981        1,996
   01/01/2010 to 12/31/2010...........  $ 9.00981    $10.05863        2,586
   01/01/2011 to 12/31/2011...........  $10.05863    $ 9.88727        2,900
   01/01/2012 to 12/31/2012...........  $ 9.88727    $11.03232        2,818
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.14765    $ 7.01177            0
   01/01/2009 to 12/31/2009...........  $ 7.01177    $ 8.10814            0
   01/01/2010 to 12/31/2010...........  $ 8.10814    $ 9.06318            0
   01/01/2011 to 12/31/2011...........  $ 9.06318    $ 9.21655            0
   01/01/2012 to 05/04/2012...........  $ 9.21655    $10.00846            0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.08599    $ 7.38927            0
   01/01/2009 to 12/31/2009...........  $ 7.38927    $ 8.94528            0
   01/01/2010 to 12/31/2010...........  $ 8.94528    $ 9.86436            0
   01/01/2011 to 12/31/2011...........  $ 9.86436    $ 9.56771            0
   01/01/2012 to 12/31/2012...........  $ 9.56771    $10.56555            0
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99849    $ 9.15655            0
   01/01/2012 to 12/31/2012...........  $ 9.15655    $10.05939            0
AST BLACKROCK VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.20683    $ 6.72004            0
   01/01/2009 to 12/31/2009...........  $ 6.72004    $ 7.80265            0
   01/01/2010 to 12/31/2010...........  $ 7.80265    $ 8.61419            0
   01/01/2011 to 12/31/2011...........  $ 8.61419    $ 8.41633            0
   01/01/2012 to 12/31/2012...........  $ 8.41633    $ 9.37066            0
AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009..........  $ 9.99900    $ 9.37653            0
   01/01/2010 to 12/31/2010...........  $ 9.37653    $10.17996            0
   01/01/2011 to 12/31/2011...........  $10.17996    $10.95882            0
   01/01/2012 to 12/31/2012...........  $10.95882    $11.20758            0
AST BOND PORTFOLIO 2018
   01/28/2008* to 12/31/2008..........  $ 9.99850    $12.03290        6,105
   01/01/2009 to 12/31/2009...........  $12.03290    $11.09949       15,731
   01/01/2010 to 12/31/2010...........  $11.09949    $12.11684        7,728
   01/01/2011 to 12/31/2011...........  $12.11684    $13.51263        7,728
   01/01/2012 to 12/31/2012...........  $13.51263    $14.02521        6,135

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2019
   01/28/2008* to 12/31/2008..........  $ 9.99850    $12.10174        8,121
   01/01/2009 to 12/31/2009...........  $12.10174    $10.96689        9,485
   01/01/2010 to 12/31/2010...........  $10.96689    $11.99103       13,335
   01/01/2011 to 12/31/2011...........  $11.99103    $13.65410            0
   01/01/2012 to 12/31/2012...........  $13.65410    $14.19109            0
AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009..........  $ 9.99900    $ 8.78733            0
   01/01/2010 to 12/31/2010...........  $ 8.78733    $ 9.64967       16,750
   01/01/2011 to 12/31/2011...........  $ 9.64967    $11.24415            0
   01/01/2012 to 12/31/2012...........  $11.24415    $11.73723            0
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........  $ 9.99799    $11.00652          873
   01/01/2011 to 12/31/2011...........  $11.00652    $13.00070        9,646
   01/01/2012 to 12/31/2012...........  $13.00070    $13.63134            0
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........  $ 9.99849    $12.01851       15,225
   01/01/2012 to 12/31/2012...........  $12.01851    $12.48985       25,413
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012..........  $ 9.99800    $10.39724        4,829
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.12055    $ 6.93669            0
   01/01/2009 to 12/31/2009...........  $ 6.93669    $ 8.53583            0
   01/01/2010 to 12/31/2010...........  $ 8.53583    $ 9.50184            0
   01/01/2011 to 12/31/2011...........  $ 9.50184    $ 9.10312            0
   01/01/2012 to 12/31/2012...........  $ 9.10312    $10.16400            0
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08105    $ 7.33826            0
   01/01/2009 to 12/31/2009...........  $ 7.33826    $ 8.89004          845
   01/01/2010 to 12/31/2010...........  $ 8.89004    $ 9.76900          521
   01/01/2011 to 12/31/2011...........  $ 9.76900    $ 9.41752          427
   01/01/2012 to 12/31/2012...........  $ 9.41752    $10.19690          492
AST COHEN & STEERS REALTY PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.37360    $ 6.59689            0
   01/01/2009 to 12/31/2009...........  $ 6.59689    $ 8.54514            0
   01/01/2010 to 12/31/2010...........  $ 8.54514    $10.79717            0
   01/01/2011 to 12/31/2011...........  $10.79717    $11.29999            0
   01/01/2012 to 12/31/2012...........  $11.29999    $12.79714            0
AST DEAM SMALL-CAP VALUE PORTFOLIO
   01/28/2008 to 07/18/2008...........  $10.26292    $10.02457            0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.12595    $ 6.22880            0
   01/01/2009 to 12/31/2009...........  $ 6.22880    $ 8.11317            0
   01/01/2010 to 12/31/2010...........  $ 8.11317    $10.55827            0
   01/01/2011 to 12/31/2011...........  $10.55827    $ 9.00747            0
   01/01/2012 to 12/31/2012...........  $ 9.00747    $10.61886            0
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10356    $ 7.49830            0
   01/01/2009 to 12/31/2009...........  $ 7.49830    $ 8.92512            0
   01/01/2010 to 12/31/2010...........  $ 8.92512    $ 9.93066            0
   01/01/2011 to 12/31/2011...........  $ 9.93066    $ 9.50955            0
   01/01/2012 to 12/31/2012...........  $ 9.50955    $10.60963            0
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.11733    $ 6.82289       11,134
   01/01/2009 to 12/31/2009...........  $ 6.82289    $ 8.29675            0
   01/01/2010 to 12/31/2010...........  $ 8.29675    $ 9.31618            0
   01/01/2011 to 12/31/2011...........  $ 9.31618    $ 9.00962            0
   01/01/2012 to 12/31/2012...........  $ 9.00962    $ 9.78639        2,336

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.15532    $ 6.34463       2,639
   01/01/2009 to 12/31/2009...........  $ 6.34463    $ 7.84746       5,700
   01/01/2010 to 12/31/2010...........  $ 7.84746    $ 9.17030       3,053
   01/01/2011 to 12/31/2011...........  $ 9.17030    $ 8.44447       3,758
   01/01/2012 to 12/31/2012...........  $ 8.44447    $ 9.36218       3,389
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99850    $ 7.46733           0
   01/01/2009 to 11/13/2009...........  $ 7.46733    $ 8.33949           0
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99850    $10.73589       2,760
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17518    $ 6.10873           0
   01/01/2009 to 12/31/2009...........  $ 6.10873    $ 8.10294           0
   01/01/2010 to 12/31/2010...........  $ 8.10294    $ 9.56280           0
   01/01/2011 to 12/31/2011...........  $ 9.56280    $ 8.91628           0
   01/01/2012 to 12/31/2012...........  $ 8.91628    $11.10055           0
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.08749    $ 6.61764           0
   01/01/2009 to 12/31/2009...........  $ 6.61764    $ 9.70713           0
   01/01/2010 to 12/31/2010...........  $ 9.70713    $10.51133           0
   01/01/2011 to 12/31/2011...........  $10.51133    $ 9.91228           0
   01/01/2012 to 12/31/2012...........  $ 9.91228    $11.65557           0
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.16540    $ 6.38454           0
   01/01/2009 to 12/31/2009...........  $ 6.38454    $ 7.47138           0
   01/01/2010 to 12/31/2010...........  $ 7.47138    $ 8.28096           0
   01/01/2011 to 12/31/2011...........  $ 8.28096    $ 7.68208           0
   01/01/2012 to 12/31/2012...........  $ 7.68208    $ 9.02579           0
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.19081    $ 6.55906           0
   01/01/2009 to 12/31/2009...........  $ 6.55906    $10.11672           0
   01/01/2010 to 12/31/2010...........  $10.11672    $11.90223           0
   01/01/2011 to 12/31/2011...........  $11.90223    $11.33841           0
   01/01/2012 to 12/31/2012...........  $11.33841    $13.31569           0
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03338    $ 7.63362           0
   01/01/2009 to 12/31/2009...........  $ 7.63362    $ 9.50718           0
   01/01/2010 to 12/31/2010...........  $ 9.50718    $11.83301           0
   01/01/2011 to 12/31/2011...........  $11.83301    $11.76964           0
   01/01/2012 to 12/31/2012...........  $11.76964    $13.36861           0
AST HIGH YIELD PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.99850    $ 7.38620           0
   01/01/2009 to 12/31/2009...........  $ 7.38620    $ 9.83037           0
   01/01/2010 to 12/31/2010...........  $ 9.83037    $10.95488           0
   01/01/2011 to 12/31/2011...........  $10.95488    $11.09746           0
   01/01/2012 to 12/31/2012...........  $11.09746    $12.40731           0
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08923    $ 7.60711           0
   01/01/2009 to 12/31/2009...........  $ 7.60711    $ 9.21533       3,344
   01/01/2010 to 12/31/2010...........  $ 9.21533    $10.09734         815
   01/01/2011 to 12/31/2011...........  $10.09734    $ 9.86393       1,379
   01/01/2012 to 12/31/2012...........  $ 9.86393    $10.66563       1,079
AST INTERNATIONAL GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.09763    $ 5.53501           0
   01/01/2009 to 12/31/2009...........  $ 5.53501    $ 7.35213           0
   01/01/2010 to 12/31/2010...........  $ 7.35213    $ 8.26511           0
   01/01/2011 to 12/31/2011...........  $ 8.26511    $ 7.06636           0
   01/01/2012 to 12/31/2012...........  $ 7.06636    $ 8.35084           0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST INTERNATIONAL VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.06506    $ 6.19823           0
   01/01/2009 to 12/31/2009...........  $ 6.19823    $ 7.94167           0
   01/01/2010 to 12/31/2010...........  $ 7.94167    $ 8.66176           0
   01/01/2011 to 12/31/2011...........  $ 8.66176    $ 7.43734           0
   01/01/2012 to 12/31/2012...........  $ 7.43734    $ 8.51983           0
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11174    $ 7.13162           0
   01/01/2009 to 12/31/2009...........  $ 7.13162    $ 8.86931           0
   01/01/2010 to 12/31/2010...........  $ 8.86931    $ 9.91149           0
   01/01/2011 to 12/31/2011...........  $ 9.91149    $ 9.67629           0
   01/01/2012 to 12/31/2012...........  $ 9.67629    $10.79078           0
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.12771    $ 7.99996       3,983
   01/01/2009 to 12/31/2009...........  $ 7.99996    $ 9.58414       2,410
   01/01/2010 to 12/31/2010...........  $ 9.58414    $10.09878       2,955
   01/01/2011 to 12/31/2011...........  $10.09878    $ 9.93872       3,057
   01/01/2012 to 12/31/2012...........  $ 9.93872    $10.80394       3,038
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08388    $10.28832           0
   01/01/2010 to 12/31/2010...........  $10.28832    $11.24469           0
   01/01/2011 to 12/31/2011...........  $11.24469    $11.11385           0
   01/01/2012 to 12/31/2012...........  $11.11385    $12.56890           0
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14526    $10.29808           0
   01/01/2010 to 12/31/2010...........  $10.29808    $11.49876           0
   01/01/2011 to 12/31/2011...........  $11.49876    $10.62722           0
   01/01/2012 to 12/31/2012...........  $10.62722    $11.81471           0
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.08289    $ 6.38994           0
   01/01/2009 to 12/31/2009...........  $ 6.38994    $ 8.52506           0
   01/01/2010 to 12/31/2010...........  $ 8.52506    $ 8.97041           0
   01/01/2011 to 12/31/2011...........  $ 8.97041    $ 8.00175           0
   01/01/2012 to 12/31/2012...........  $ 8.00175    $ 9.57746           0
AST LARGE-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.24634    $ 6.22258           0
   01/01/2009 to 12/31/2009...........  $ 6.22258    $ 7.29691           0
   01/01/2010 to 12/31/2010...........  $ 7.29691    $ 8.10718           0
   01/01/2011 to 12/31/2011...........  $ 8.10718    $ 7.62714           0
   01/01/2012 to 12/31/2012...........  $ 7.62714    $ 8.75296           0
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.01615    $ 7.71780           0
   01/01/2009 to 12/31/2009...........  $ 7.71780    $10.19986           0
   01/01/2010 to 12/31/2010...........  $10.19986    $11.35808           0
   01/01/2011 to 12/31/2011...........  $11.35808    $12.28631           0
   01/01/2012 to 12/31/2012...........  $12.28631    $12.77812           0
AST MARSICO CAPITAL GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.13273    $ 6.23147           0
   01/01/2009 to 12/31/2009...........  $ 6.23147    $ 7.93905           0
   01/01/2010 to 12/31/2010...........  $ 7.93905    $ 9.33451           0
   01/01/2011 to 12/31/2011...........  $ 9.33451    $ 9.08145           0
   01/01/2012 to 12/31/2012...........  $ 9.08145    $10.00992           0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MFS GLOBAL EQUITY PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.11068    $ 7.18067           0
   01/01/2009 to 12/31/2009...........  $ 7.18067    $ 9.27153           0
   01/01/2010 to 12/31/2010...........  $ 9.27153    $10.19976           0
   01/01/2011 to 12/31/2011...........  $10.19976    $ 9.70101           0
   01/01/2012 to 12/31/2012...........  $ 9.70101    $11.72263           0
AST MFS GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.13129    $ 6.93335           0
   01/01/2009 to 12/31/2009...........  $ 6.93335    $ 8.46192           0
   01/01/2010 to 12/31/2010...........  $ 8.46192    $ 9.37047           0
   01/01/2011 to 12/31/2011...........  $ 9.37047    $ 9.14583           0
   01/01/2012 to 12/31/2012...........  $ 9.14583    $10.51361           0
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99850    $10.19036           0
AST MID-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.23659    $ 6.71760           0
   01/01/2009 to 12/31/2009...........  $ 6.71760    $ 9.16033           0
   01/01/2010 to 12/31/2010...........  $ 9.16033    $11.11736           0
   01/01/2011 to 12/31/2011...........  $11.11736    $10.53894           0
   01/01/2012 to 12/31/2012...........  $10.53894    $12.25230           0
AST MONEY MARKET PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.99955    $10.04509           0
   01/01/2009 to 12/31/2009...........  $10.04509    $ 9.88700       3,357
   01/01/2010 to 12/31/2010...........  $ 9.88700    $ 9.70981           0
   01/01/2011 to 12/31/2011...........  $ 9.70981    $ 9.53571           0
   01/01/2012 to 12/31/2012...........  $ 9.53571    $ 9.36303           0
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.18454    $ 6.36646           0
   01/01/2009 to 12/31/2009...........  $ 6.36646    $ 8.79151           0
   01/01/2010 to 12/31/2010...........  $ 8.79151    $10.65479           0
   01/01/2011 to 12/31/2011...........  $10.65479    $10.20166           0
   01/01/2012 to 12/31/2012...........  $10.20166    $11.73173           0
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.02840    $10.06785           0
   01/01/2012 to 12/31/2012...........  $10.06785    $10.36637           0
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.12579    $ 6.40164           0
   01/01/2009 to 12/31/2009...........  $ 6.40164    $ 8.15779           0
   01/01/2010 to 12/31/2010...........  $ 8.15779    $10.30649           0
   01/01/2011 to 12/31/2011...........  $10.30649    $10.29024           0
   01/01/2012 to 12/31/2012...........  $10.29024    $11.35405           0
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.06329    $ 6.53930           0
   01/01/2009 to 12/31/2009...........  $ 6.53930    $ 7.86926           0
   01/01/2010 to 12/31/2010...........  $ 7.86926    $ 9.29221           0
   01/01/2011 to 04/29/2011...........  $ 9.29221    $10.41690           0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99850    $10.31183           0
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10124    $ 5.56961           0
   01/01/2009 to 12/31/2009...........  $ 5.56961    $ 9.10580           0
   01/01/2010 to 12/31/2010...........  $ 9.10580    $10.93147           0
   01/01/2011 to 12/31/2011...........  $10.93147    $ 8.55733           0
   01/01/2012 to 12/31/2012...........  $ 8.55733    $ 9.90799           0
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.00706    $ 9.66787           0
   01/01/2009 to 12/31/2009...........  $ 9.66787    $10.46317       6,916
   01/01/2010 to 12/31/2010...........  $10.46317    $10.67366           0
   01/01/2011 to 12/31/2011...........  $10.67366    $10.71554           0
   01/01/2012 to 12/31/2012...........  $10.71554    $11.01459           0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.01461    $ 9.36846            0
   01/01/2009 to 12/31/2009...........  $ 9.36846    $10.71847        3,706
   01/01/2010 to 12/31/2010...........  $10.71847    $11.33604            0
   01/01/2011 to 12/31/2011...........  $11.33604    $11.48422            0
   01/01/2012 to 12/31/2012...........  $11.48422    $12.32649            0
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.05958    $ 8.12914       12,573
   01/01/2009 to 12/31/2009...........  $ 8.12914    $ 9.58079            0
   01/01/2010 to 12/31/2010...........  $ 9.58079    $10.40137        4,027
   01/01/2011 to 12/31/2011...........  $10.40137    $10.31451        6,812
   01/01/2012 to 12/31/2012...........  $10.31451    $11.17743       12,328
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.01841    $10.06769            0
   01/01/2012 to 12/31/2012...........  $10.06769    $10.58738            0
AST QMA US EQUITY ALPHA PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.17592    $ 6.65612            0
   01/01/2009 to 12/31/2009...........  $ 6.65612    $ 7.96135            0
   01/01/2010 to 12/31/2010...........  $ 7.96135    $ 8.99312            0
   01/01/2011 to 12/31/2011...........  $ 8.99312    $ 9.13532            0
   01/01/2012 to 12/31/2012...........  $ 9.13532    $10.65579            0
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99849    $ 8.88986            0
   01/01/2012 to 12/31/2012...........  $ 8.88986    $ 9.87653            0
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09923    $ 6.69002            0
   01/01/2009 to 12/31/2009...........  $ 6.69002    $ 8.33217        3,857
   01/01/2010 to 12/31/2010...........  $ 8.33217    $ 9.35429          940
   01/01/2011 to 12/31/2011...........  $ 9.35429    $ 8.96522        1,590
   01/01/2012 to 12/31/2012...........  $ 8.96522    $10.20193        1,245
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.08200    $ 7.31629            0
   01/01/2009 to 12/31/2009...........  $ 7.31629    $ 9.15270          563
   01/01/2010 to 12/31/2010...........  $ 9.15270    $10.04800          347
   01/01/2011 to 12/31/2011...........  $10.04800    $ 9.53223          285
   01/01/2012 to 12/31/2012...........  $ 9.53223    $10.40121          328
AST SMALL-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.18954    $ 7.25288            0
   01/01/2009 to 12/31/2009...........  $ 7.25288    $ 9.53575            0
   01/01/2010 to 12/31/2010...........  $ 9.53575    $12.77229            0
   01/01/2011 to 12/31/2011...........  $12.77229    $12.41776            0
   01/01/2012 to 12/31/2012...........  $12.41776    $13.67631            0
AST SMALL-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.23196    $ 7.58670            0
   01/01/2009 to 12/31/2009...........  $ 7.58670    $ 9.46019            0
   01/01/2010 to 12/31/2010...........  $ 9.46019    $11.70297            0
   01/01/2011 to 12/31/2011...........  $11.70297    $10.80386            0
   01/01/2012 to 12/31/2012...........  $10.80386    $12.53362            0
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.09815    $ 7.70256        4,284
   01/01/2009 to 12/31/2009...........  $ 7.70256    $ 9.38822        1,969
   01/01/2010 to 12/31/2010...........  $ 9.38822    $10.28094        2,550
   01/01/2011 to 12/31/2011...........  $10.28094    $10.29471        2,860
   01/01/2012 to 12/31/2012...........  $10.29471    $11.47165        2,779

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.24283    $ 6.26636           0
   01/01/2009 to 12/31/2009...........  $ 6.26636    $ 7.61660           0
   01/01/2010 to 12/31/2010...........  $ 7.61660    $ 8.46878           0
   01/01/2011 to 12/31/2011...........  $ 8.46878    $ 8.17880           0
   01/01/2012 to 12/31/2012...........  $ 8.17880    $ 9.41527           0
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.03812    $ 9.39367           0
   01/01/2009 to 12/31/2009...........  $ 9.39367    $10.34037           0
   01/01/2010 to 12/31/2010...........  $10.34037    $10.73569           0
   01/01/2011 to 12/31/2011...........  $10.73569    $10.97564           0
   01/01/2012 to 12/31/2012...........  $10.97564    $11.33906           0
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.10447    $ 6.60803           0
   01/01/2009 to 12/31/2009...........  $ 6.60803    $ 9.95094           0
   01/01/2010 to 12/31/2010...........  $ 9.95094    $11.31499           0
   01/01/2011 to 12/31/2011...........  $11.31499    $10.92140           0
   01/01/2012 to 12/31/2012...........  $10.92140    $12.60811           0
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.18465    $ 5.55442           0
   01/01/2009 to 12/31/2009...........  $ 5.55442    $ 8.14473           0
   01/01/2010 to 12/31/2010...........  $ 8.14473    $ 9.63249           0
   01/01/2011 to 12/31/2011...........  $ 9.63249    $ 8.04678           0
   01/01/2012 to 12/31/2012...........  $ 8.04678    $ 8.18609           0
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.14022    $ 6.32737           0
   01/01/2009 to 12/31/2009...........  $ 6.32737    $ 7.97872           0
   01/01/2010 to 12/31/2010...........  $ 7.97872    $ 8.98034           0
   01/01/2011 to 12/31/2011...........  $ 8.98034    $ 8.51275           0
   01/01/2012 to 12/31/2012...........  $ 8.51275    $ 9.27789           0
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.00824    $ 9.08213           0
   01/01/2009 to 12/31/2009...........  $ 9.08213    $ 9.95415           0
   01/01/2010 to 12/31/2010...........  $ 9.95415    $10.53555           0
   01/01/2011 to 12/31/2011...........  $10.53555    $10.96767           0
   01/01/2012 to 12/31/2012...........  $10.96767    $11.61375           0
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07806    $ 6.63531       4,577
   01/01/2009 to 12/31/2009...........  $ 6.63531    $ 8.47351       2,103
   01/01/2010 to 12/31/2010...........  $ 8.47351    $ 9.17161       2,724
   01/01/2011 to 12/31/2011...........  $ 9.17161    $ 8.85484       3,056
   01/01/2012 to 09/21/2012...........  $ 8.85484    $ 9.90806           0
PROFUND VP CONSUMER GOODS PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08894    $ 7.66234           0
   01/01/2009 to 12/31/2009...........  $ 7.66234    $ 9.14566           0
   01/01/2010 to 12/31/2010...........  $ 9.14566    $10.53862           0
   01/01/2011 to 12/31/2011...........  $10.53862    $11.06627           0
   01/01/2012 to 12/31/2012...........  $11.06627    $12.04467           0
PROFUND VP CONSUMER SERVICES
   05/01/2008* to 12/31/2008..........  $10.26796    $ 7.03399           0
   01/01/2009 to 12/31/2009...........  $ 7.03399    $ 9.03365           0
   01/01/2010 to 12/31/2010...........  $ 9.03365    $10.76678           0
   01/01/2011 to 12/31/2011...........  $10.76678    $11.15292           0
   01/01/2012 to 12/31/2012...........  $11.15292    $13.36984           0
PROFUND VP FINANCIALS
   05/01/2008* to 12/31/2008..........  $10.38565    $ 5.26569           0
   01/01/2009 to 12/31/2009...........  $ 5.26569    $ 5.94603           0
   01/01/2010 to 12/31/2010...........  $ 5.94603    $ 6.47619           0
   01/01/2011 to 12/31/2011...........  $ 6.47619    $ 5.47919           0
   01/01/2012 to 12/31/2012...........  $ 5.47919    $ 6.71000           0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP HEALTH CARE
   05/01/2008* to 12/31/2008..........  $10.15187    $ 8.32620         0
   01/01/2009 to 12/31/2009...........  $ 8.32620    $ 9.77371         0
   01/01/2010 to 12/31/2010...........  $ 9.77371    $ 9.86916         0
   01/01/2011 to 12/31/2011...........  $ 9.86916    $10.67018         0
   01/01/2012 to 12/31/2012...........  $10.67018    $12.29923         0
PROFUND VP INDUSTRIALS
   05/01/2008* to 12/31/2008..........  $10.16538    $ 6.08955         0
   01/01/2009 to 12/31/2009...........  $ 6.08955    $ 7.41970         0
   01/01/2010 to 12/31/2010...........  $ 7.41970    $ 9.01509         0
   01/01/2011 to 12/31/2011...........  $ 9.01509    $ 8.69362         0
   01/01/2012 to 12/31/2012...........  $ 8.69362    $ 9.88393         0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP LARGE-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.11061    $ 6.70842         0
   01/01/2009 to 12/31/2009...........  $ 6.70842    $ 8.54497         0
   01/01/2010 to 12/31/2010...........  $ 8.54497    $ 9.49588         0
   01/01/2011 to 12/31/2011...........  $ 9.49588    $ 9.61554         0
   01/01/2012 to 12/31/2012...........  $ 9.61554    $10.64117         0
PROFUND VP LARGE-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.24139    $ 6.26415         0
   01/01/2009 to 12/31/2009...........  $ 6.26415    $ 7.34766         0
   01/01/2010 to 12/31/2010...........  $ 7.34766    $ 8.14450         0
   01/01/2011 to 12/31/2011...........  $ 8.14450    $ 7.89453         0
   01/01/2012 to 12/31/2012...........  $ 7.89453    $ 8.94609         0
PROFUND VP MID-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.07239    $ 6.19227         0
   01/01/2009 to 12/31/2009...........  $ 6.19227    $ 8.40939         0
   01/01/2010 to 12/31/2010...........  $ 8.40939    $10.60304         0
   01/01/2011 to 12/31/2011...........  $10.60304    $10.10944         0
   01/01/2012 to 12/31/2012...........  $10.10944    $11.45211         0
PROFUND VP MID-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.18836    $ 6.45633         0
   01/01/2009 to 12/31/2009...........  $ 6.45633    $ 8.29598         0
   01/01/2010 to 12/31/2010...........  $ 8.29598    $ 9.81122         0
   01/01/2011 to 12/31/2011...........  $ 9.81122    $ 9.25529         0
   01/01/2012 to 12/31/2012...........  $ 9.25529    $10.59209         0
PROFUND VP REAL ESTATE
   05/01/2008* to 12/31/2008..........  $10.25887    $ 5.51149         0
   01/01/2009 to 12/31/2009...........  $ 5.51149    $ 6.92096         0
   01/01/2010 to 12/31/2010...........  $ 6.92096    $ 8.47318         0
   01/01/2011 to 12/31/2011...........  $ 8.47318    $ 8.71466         0
   01/01/2012 to 12/31/2012...........  $ 8.71466    $10.02532         0
PROFUND VP SMALL-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.11351    $ 6.80149         0
   01/01/2009 to 12/31/2009...........  $ 6.80149    $ 8.42557         0
   01/01/2010 to 12/31/2010...........  $ 8.42557    $10.40079         0
   01/01/2011 to 12/31/2011...........  $10.40079    $10.34305         0
   01/01/2012 to 12/31/2012...........  $10.34305    $11.42228         0
PROFUND VP SMALL-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.22851    $ 7.17038         0
   01/01/2009 to 12/31/2009...........  $ 7.17038    $ 8.47653         0
   01/01/2010 to 12/31/2010...........  $ 8.47653    $10.16214         0
   01/01/2011 to 12/31/2011...........  $10.16214    $ 9.56846         0
   01/01/2012 to 12/31/2012...........  $ 9.56846    $10.91226         0
PROFUND VP TELECOMMUNICATIONS
   05/01/2008* to 12/31/2008..........  $10.27808    $ 7.25991         0
   01/01/2009 to 12/31/2009...........  $ 7.25991    $ 7.64985         0
   01/01/2010 to 12/31/2010...........  $ 7.64985    $ 8.68915         0
   01/01/2011 to 12/31/2011...........  $ 8.68915    $ 8.69092         0
   01/01/2012 to 12/31/2012...........  $ 8.69092    $ 9.94218         0
PROFUND VP UTILITIES
   05/01/2008* to 12/31/2008..........  $10.09854    $ 7.20656         0
   01/01/2009 to 12/31/2009...........  $ 7.20656    $ 7.83528         0
   01/01/2010 to 12/31/2010...........  $ 7.83528    $ 8.15080         0
   01/01/2011 to 12/31/2011...........  $ 8.15080    $ 9.40429         0
   01/01/2012 to 12/31/2012...........  $ 9.40429    $ 9.24602         0



* Denotes the start date of these sub-accounts

                               PREMIER L SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

  ACCUMULATION UNIT VALUES: COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT ONLY
           (2.00%) OR HIGHEST DAILY VALUE DEATH BENEFIT ONLY (2.00%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.39507    $10.97421     2,964,674
   01/01/2007 to 12/31/2007...........  $10.97421    $11.74849     4,498,823
   01/01/2008 to 12/31/2008...........  $11.74849    $ 7.85173     5,156,548
   01/01/2009 to 12/31/2009...........  $ 7.85173    $ 9.57274     5,429,944
   01/01/2010 to 12/31/2010...........  $ 9.57274    $10.50792     5,196,651
   01/01/2011 to 12/31/2011...........  $10.50792    $10.02826     4,502,954
   01/01/2012 to 12/31/2012...........  $10.02826    $11.06682     4,179,497
AST ADVANCED STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.14523    $10.63315       261,327
   01/01/2007 to 12/31/2007...........  $10.63315    $11.41460       877,204
   01/01/2008 to 12/31/2008...........  $11.41460    $ 7.85527     1,511,014
   01/01/2009 to 12/31/2009...........  $ 7.85527    $ 9.71908     2,166,656
   01/01/2010 to 12/31/2010...........  $ 9.71908    $10.83459     2,247,302
   01/01/2011 to 12/31/2011...........  $10.83459    $10.63439     1,860,010
   01/01/2012 to 12/31/2012...........  $10.63439    $11.84857     1,996,758
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.71391    $11.80673        17,847
   01/01/2007 to 12/31/2007...........  $11.80673    $11.56160        34,485
   01/01/2008 to 12/31/2008...........  $11.56160    $ 7.39638        77,951
   01/01/2009 to 12/31/2009...........  $ 7.39638    $ 8.54022        93,171
   01/01/2010 to 12/31/2010...........  $ 8.54022    $ 9.53202        88,459
   01/01/2011 to 12/31/2011...........  $ 9.53202    $ 9.67915        85,223
   01/01/2012 to 05/04/2012...........  $ 9.67915    $10.50550             0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.34548    $10.86648     1,046,570
   01/01/2007 to 12/31/2007...........  $10.86648    $11.61914     1,857,184
   01/01/2008 to 12/31/2008...........  $11.61914    $ 8.12177     2,749,996
   01/01/2009 to 12/31/2009...........  $ 8.12177    $ 9.81762     5,945,452
   01/01/2010 to 12/31/2010...........  $ 9.81762    $10.81044     5,652,783
   01/01/2011 to 12/31/2011...........  $10.81044    $10.46997     5,046,150
   01/01/2012 to 12/31/2012...........  $10.46997    $11.54487     4,764,301
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99783    $ 9.14700     2,561,870
   01/01/2012 to 12/31/2012...........  $ 9.14700    $10.03408     2,379,956
AST BLACKROCK VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.53987    $12.75305        29,526
   01/01/2007 to 12/31/2007...........  $12.75305    $12.64902       189,557
   01/01/2008 to 12/31/2008...........  $12.64902    $ 7.77505       155,958
   01/01/2009 to 12/31/2009...........  $ 7.77505    $ 9.01434       156,120
   01/01/2010 to 12/31/2010...........  $ 9.01434    $ 9.93724       144,108
   01/01/2011 to 12/31/2011...........  $ 9.93724    $ 9.69471       143,677
   01/01/2012 to 12/31/2012...........  $ 9.69471    $10.77810       135,757
AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009..........  $ 9.99891    $ 9.36266             0
   01/01/2010 to 12/31/2010...........  $ 9.36266    $10.14987             0
   01/01/2011 to 12/31/2011...........  $10.14987    $10.91038             0
   01/01/2012 to 12/31/2012...........  $10.91038    $11.14161             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2018
   01/28/2008* to 12/31/2008..........  $ 9.99838    $12.01642        62,697
   01/01/2009 to 12/31/2009...........  $12.01642    $11.06804        84,267
   01/01/2010 to 12/31/2010...........  $11.06804    $12.06476        34,821
   01/01/2011 to 12/31/2011...........  $12.06476    $13.43484        16,829
   01/01/2012 to 12/31/2012...........  $13.43484    $13.92390        13,819
AST BOND PORTFOLIO 2019
   01/28/2008* to 12/31/2008..........  $ 9.99838    $12.08513        91,073
   01/01/2009 to 12/31/2009...........  $12.08513    $10.93579        85,471
   01/01/2010 to 12/31/2010...........  $10.93579    $11.93948        65,479
   01/01/2011 to 12/31/2011...........  $11.93948    $13.57548        53,824
   01/01/2012 to 12/31/2012...........  $13.57548    $14.08871        36,382
AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009..........  $ 9.99891    $ 8.77441         7,864
   01/01/2010 to 12/31/2010...........  $ 8.77441    $ 9.62130        76,880
   01/01/2011 to 12/31/2011...........  $ 9.62130    $11.19462        26,646
   01/01/2012 to 12/31/2012...........  $11.19462    $11.66835             0
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........  $ 9.99783    $10.99032       105,601
   01/01/2011 to 12/31/2011...........  $10.99032    $12.96252        48,721
   01/01/2012 to 12/31/2012...........  $12.96252    $13.57145         6,233
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........  $ 9.99837    $12.00089        82,356
   01/01/2012 to 12/31/2012...........  $12.00089    $12.45321        94,433
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012..........  $ 9.99784    $10.38193        88,302
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.51414    $11.15035     3,020,338
   01/01/2007 to 12/31/2007...........  $11.15035    $11.99410     4,800,837
   01/01/2008 to 12/31/2008...........  $11.99410    $ 7.65036     5,333,371
   01/01/2009 to 12/31/2009...........  $ 7.65036    $ 9.40019     7,061,251
   01/01/2010 to 12/31/2010...........  $ 9.40019    $10.44844     7,048,991
   01/01/2011 to 12/31/2011...........  $10.44844    $ 9.99527     5,733,047
   01/01/2012 to 12/31/2012...........  $ 9.99527    $11.14375     5,794,095
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08101    $ 7.33101       379,551
   01/01/2009 to 12/31/2009...........  $ 7.33101    $ 8.86828       876,771
   01/01/2010 to 12/31/2010...........  $ 8.86828    $ 9.73060       889,197
   01/01/2011 to 12/31/2011...........  $ 9.73060    $ 9.36678       787,948
   01/01/2012 to 12/31/2012...........  $ 9.36678    $10.12706       845,384
AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $13.13532    $16.06675        14,159
   01/01/2007 to 12/31/2007...........  $16.06675    $12.60975        76,450
   01/01/2008 to 12/31/2008...........  $12.60975    $ 8.02896        75,117
   01/01/2009 to 12/31/2009...........  $ 8.02896    $10.38472        87,073
   01/01/2010 to 12/31/2010...........  $10.38472    $13.10236        94,967
   01/01/2011 to 12/31/2011...........  $13.10236    $13.69242        82,479
   01/01/2012 to 12/31/2012...........  $13.69242    $15.48378        75,109
AST DEAM SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.24045    $11.74897         6,057
   01/01/2007 to 12/31/2007...........  $11.74897    $ 9.47088        57,788
   01/01/2008 to 07/18/2008...........  $ 9.47088    $ 8.66249             0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.18344    $12.09814         7,642
   01/01/2007 to 12/31/2007...........  $12.09814    $13.18937        21,648
   01/01/2008 to 12/31/2008...........  $13.18937    $ 7.22906        19,587
   01/01/2009 to 12/31/2009...........  $ 7.22906    $ 9.40232        35,432
   01/01/2010 to 12/31/2010...........  $ 9.40232    $12.21815        33,322
   01/01/2011 to 12/31/2011...........  $12.21815    $10.40817        61,481
   01/01/2012 to 12/31/2012...........  $10.40817    $12.25201        64,255

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10352    $ 7.49088        11,709
   01/01/2009 to 12/31/2009...........  $ 7.49088    $ 8.90312       114,516
   01/01/2010 to 12/31/2010...........  $ 8.90312    $ 9.89157       116,182
   01/01/2011 to 12/31/2011...........  $ 9.89157    $ 9.45811       119,039
   01/01/2012 to 12/31/2012...........  $ 9.45811    $10.53678       152,023
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.04545    $10.55436       156,541
   01/01/2007 to 12/31/2007...........  $10.55436    $11.23166       409,967
   01/01/2008 to 12/31/2008...........  $11.23166    $ 7.21381       688,157
   01/01/2009 to 12/31/2009...........  $ 7.21381    $ 8.75917       959,767
   01/01/2010 to 12/31/2010...........  $ 8.75917    $ 9.82091       988,494
   01/01/2011 to 12/31/2011...........  $ 9.82091    $ 9.48371       824,369
   01/01/2012 to 12/31/2012...........  $ 9.48371    $10.28626       894,329
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.16515    $10.45581       171,825
   01/01/2007 to 12/31/2007...........  $10.45581    $11.42010       733,717
   01/01/2008 to 12/31/2008...........  $11.42010    $ 6.63806     1,046,795
   01/01/2009 to 12/31/2009...........  $ 6.63806    $ 8.19841     1,894,696
   01/01/2010 to 12/31/2010...........  $ 8.19841    $ 9.56644     1,969,413
   01/01/2011 to 12/31/2011...........  $ 9.56644    $ 8.79623     1,363,057
   01/01/2012 to 12/31/2012...........  $ 8.79623    $ 9.73774     1,518,836
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99838    $ 7.46235        40,879
   01/01/2009 to 11/13/2009...........  $ 7.46235    $ 8.32337             0
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99838    $10.72518       759,424
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17506    $ 6.10468         4,200
   01/01/2009 to 12/31/2009...........  $ 6.10468    $ 8.08576         8,784
   01/01/2010 to 12/31/2010...........  $ 8.08576    $ 9.52851        10,875
   01/01/2011 to 12/31/2011...........  $ 9.52851    $ 8.87118         7,211
   01/01/2012 to 12/31/2012...........  $ 8.87118    $11.02821         9,204
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.23457    $11.57079         6,888
   01/01/2007 to 12/31/2007...........  $11.57079    $12.92987        16,007
   01/01/2008 to 12/31/2008...........  $12.92987    $ 7.57143        17,301
   01/01/2009 to 12/31/2009...........  $ 7.57143    $11.08988        49,111
   01/01/2010 to 12/31/2010...........  $11.08988    $11.99104        51,553
   01/01/2011 to 12/31/2011...........  $11.99104    $11.29110        28,018
   01/01/2012 to 12/31/2012...........  $11.29110    $13.25718        28,254
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.64625    $11.77136         9,710
   01/01/2007 to 12/31/2007...........  $11.77136    $12.13101       238,497
   01/01/2008 to 12/31/2008...........  $12.13101    $ 7.05356       228,304
   01/01/2009 to 12/31/2009...........  $ 7.05356    $ 8.24220       395,031
   01/01/2010 to 12/31/2010...........  $ 8.24220    $ 9.12197       368,229
   01/01/2011 to 12/31/2011...........  $ 9.12197    $ 8.44979       366,589
   01/01/2012 to 12/31/2012...........  $ 8.44979    $ 9.91302       308,988
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.11533    $10.99262        10,786
   01/01/2007 to 12/31/2007...........  $10.99262    $12.86093        31,283
   01/01/2008 to 12/31/2008...........  $12.86093    $ 7.46504        38,476
   01/01/2009 to 12/31/2009...........  $ 7.46504    $11.49714        50,576
   01/01/2010 to 12/31/2010...........  $11.49714    $13.50650        53,437
   01/01/2011 to 12/31/2011...........  $13.50650    $12.84773        41,030
   01/01/2012 to 12/31/2012...........  $12.84773    $15.06598        43,172

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03326    $ 7.62852         2,952
   01/01/2009 to 12/31/2009...........  $ 7.62852    $ 9.48684        12,889
   01/01/2010 to 12/31/2010...........  $ 9.48684    $11.79052        51,389
   01/01/2011 to 12/31/2011...........  $11.79052    $11.71022        18,168
   01/01/2012 to 12/31/2012...........  $11.71022    $13.28156        20,688
AST HIGH YIELD PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.08544    $10.63693        11,024
   01/01/2007 to 12/31/2007...........  $10.63693    $10.68590        18,825
   01/01/2008 to 12/31/2008...........  $10.68590    $ 7.80022        25,367
   01/01/2009 to 12/31/2009...........  $ 7.80022    $10.36610        46,663
   01/01/2010 to 12/31/2010...........  $10.36610    $11.53495        41,207
   01/01/2011 to 12/31/2011...........  $11.53495    $11.66806        48,460
   01/01/2012 to 12/31/2012...........  $11.66806    $13.02596        53,505
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08919    $ 7.59959       116,091
   01/01/2009 to 12/31/2009...........  $ 7.59959    $ 9.19270       375,735
   01/01/2010 to 12/31/2010...........  $ 9.19270    $10.05774       363,119
   01/01/2011 to 12/31/2011...........  $10.05774    $ 9.81078       361,319
   01/01/2012 to 12/31/2012...........  $ 9.81078    $10.59247       296,148
AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99189    $10.58416        15,051
   01/01/2007 to 12/31/2007...........  $10.58416    $12.35238        90,346
   01/01/2008 to 12/31/2008...........  $12.35238    $ 6.02671       133,364
   01/01/2009 to 12/31/2009...........  $ 6.02671    $ 7.99362       156,357
   01/01/2010 to 12/31/2010...........  $ 7.99362    $ 8.97315       142,792
   01/01/2011 to 12/31/2011...........  $ 8.97315    $ 7.66043       116,530
   01/01/2012 to 12/31/2012...........  $ 7.66043    $ 9.03951        96,195
AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2006* to 12/31/2006..........  $10.01004    $10.84662        35,107
   01/01/2007 to 12/31/2007...........  $10.84662    $12.52596        92,306
   01/01/2008 to 12/31/2008...........  $12.52596    $ 6.87641        99,523
   01/01/2009 to 12/31/2009...........  $ 6.87641    $ 8.79761        94,195
   01/01/2010 to 12/31/2010...........  $ 8.79761    $ 9.58113        88,078
   01/01/2011 to 12/31/2011...........  $ 9.58113    $ 8.21462        78,075
   01/01/2012 to 12/31/2012...........  $ 8.21462    $ 9.39636        75,787
AST INVESTMENT GRADE BOND PORTFOLIO
   01/28/2008* to 12/31/2008..........  $ 9.99838    $10.70083     4,682,502
   01/01/2009 to 12/31/2009...........  $10.70083    $11.67692     2,124,345
   01/01/2010 to 12/31/2010...........  $11.67692    $12.68549     1,168,165
   01/01/2011 to 12/31/2011...........  $12.68549    $13.98483     3,388,371
   01/01/2012 to 12/31/2012...........  $13.98483    $14.99920     1,858,678
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11170    $ 7.12455        39,125
   01/01/2009 to 12/31/2009...........  $ 7.12455    $ 8.84741       128,171
   01/01/2010 to 12/31/2010...........  $ 8.84741    $ 9.87243       141,753
   01/01/2011 to 12/31/2011...........  $ 9.87243    $ 9.62404       124,364
   01/01/2012 to 12/31/2012...........  $ 9.62404    $10.71671       140,104
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.93985    $11.54409        16,048
   01/01/2007 to 12/31/2007...........  $11.54409    $11.53629       128,261
   01/01/2008 to 12/31/2008...........  $11.53629    $ 9.31756       386,053
   01/01/2009 to 12/31/2009...........  $ 9.31756    $11.14647       582,874
   01/01/2010 to 12/31/2010...........  $11.14647    $11.72786       603,595
   01/01/2011 to 12/31/2011...........  $11.72786    $11.52499       480,501
   01/01/2012 to 12/31/2012...........  $11.52499    $12.50989       437,810
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08376    $10.28632         1,364
   01/01/2010 to 12/31/2010...........  $10.28632    $11.22592           874
   01/01/2011 to 12/31/2011...........  $11.22592    $11.07902        16,790
   01/01/2012 to 12/31/2012...........  $11.07902    $12.51096        21,265

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14514    $10.29615            0
   01/01/2010 to 12/31/2010...........  $10.29615    $11.47968        3,609
   01/01/2011 to 12/31/2011...........  $11.47968    $10.59405        5,291
   01/01/2012 to 12/31/2012...........  $10.59405    $11.76047        5,622
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.10914    $12.79052       46,067
   01/01/2007 to 12/31/2007...........  $12.79052    $13.72201       88,420
   01/01/2008 to 12/31/2008...........  $13.72201    $ 7.88578      116,313
   01/01/2009 to 12/31/2009...........  $ 7.88578    $10.50517      143,651
   01/01/2010 to 12/31/2010...........  $10.50517    $11.03780      129,026
   01/01/2011 to 12/31/2011...........  $11.03780    $ 9.83134      125,803
   01/01/2012 to 12/31/2012...........  $ 9.83134    $11.74996      124,436
AST LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.07993    $12.22726       47,535
   01/01/2007 to 12/31/2007...........  $12.22726    $11.62816       52,330
   01/01/2008 to 12/31/2008...........  $11.62816    $ 6.66999       71,598
   01/01/2009 to 12/31/2009...........  $ 6.66999    $ 7.81007       69,788
   01/01/2010 to 12/31/2010...........  $ 7.81007    $ 8.66458       56,880
   01/01/2011 to 12/31/2011...........  $ 8.66458    $ 8.13952       55,857
   01/01/2012 to 12/31/2012...........  $ 8.13952    $ 9.32719       61,834
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.21082    $10.68176       23,977
   01/01/2007 to 12/31/2007...........  $10.68176    $11.10865       99,091
   01/01/2008 to 12/31/2008...........  $11.10865    $ 8.35835       89,519
   01/01/2009 to 12/31/2009...........  $ 8.35835    $11.03009       94,110
   01/01/2010 to 12/31/2010...........  $11.03009    $12.26448       87,418
   01/01/2011 to 12/31/2011...........  $12.26448    $13.24736       91,403
   01/01/2012 to 12/31/2012...........  $13.24736    $13.75731       93,149
AST MARSICO CAPITAL GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.15276    $11.43214       74,326
   01/01/2007 to 12/31/2007...........  $11.43214    $12.88395      154,005
   01/01/2008 to 12/31/2008...........  $12.88395    $ 7.11622      179,095
   01/01/2009 to 12/31/2009...........  $ 7.11622    $ 9.05285      209,647
   01/01/2010 to 12/31/2010...........  $ 9.05285    $10.62849      194,264
   01/01/2011 to 12/31/2011...........  $10.62849    $10.32516      172,784
   01/01/2012 to 12/31/2012...........  $10.32516    $11.36411      148,698
AST MFS GLOBAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.44442    $12.73424       16,129
   01/01/2007 to 12/31/2007...........  $12.73424    $13.65679       42,636
   01/01/2008 to 12/31/2008...........  $13.65679    $ 8.83785       67,057
   01/01/2009 to 12/31/2009...........  $ 8.83785    $11.39455       69,641
   01/01/2010 to 12/31/2010...........  $11.39455    $12.51694       66,775
   01/01/2011 to 12/31/2011...........  $12.51694    $11.88737       55,650
   01/01/2012 to 12/31/2012...........  $11.88737    $14.34349       40,643
AST MFS GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.05617    $11.53646        6,886
   01/01/2007 to 12/31/2007...........  $11.53646    $13.01784       49,895
   01/01/2008 to 12/31/2008...........  $13.01784    $ 8.12919       47,298
   01/01/2009 to 12/31/2009...........  $ 8.12919    $ 9.90685       49,466
   01/01/2010 to 12/31/2010...........  $ 9.90685    $10.95423       54,189
   01/01/2011 to 12/31/2011...........  $10.95423    $10.67597       33,720
   01/01/2012 to 12/31/2012...........  $10.67597    $12.25442       35,109
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99838    $10.18480            0
AST MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.05873    $11.56440        3,419
   01/01/2007 to 12/31/2007...........  $11.56440    $11.64848       15,255
   01/01/2008 to 12/31/2008...........  $11.64848    $ 7.06599       20,070
   01/01/2009 to 12/31/2009...........  $ 7.06599    $ 9.62124       20,667
   01/01/2010 to 12/31/2010...........  $ 9.62124    $11.65953       22,107
   01/01/2011 to 12/31/2011...........  $11.65953    $11.03672       14,167
   01/01/2012 to 12/31/2012...........  $11.03672    $12.81203       10,373

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MONEY MARKET PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99955    $10.18783       53,526
   01/01/2007 to 12/31/2007...........  $10.18783    $10.47687       61,563
   01/01/2008 to 12/31/2008...........  $10.47687    $10.52918      273,830
   01/01/2009 to 12/31/2009...........  $10.52918    $10.34785      586,507
   01/01/2010 to 12/31/2010...........  $10.34785    $10.14728      315,255
   01/01/2011 to 12/31/2011...........  $10.14728    $ 9.95080      345,766
   01/01/2012 to 12/31/2012...........  $ 9.95080    $ 9.75612      341,542
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.66544    $11.78698       22,317
   01/01/2007 to 12/31/2007...........  $11.78698    $11.92093       51,226
   01/01/2008 to 12/31/2008...........  $11.92093    $ 6.74815       54,087
   01/01/2009 to 12/31/2009...........  $ 6.74815    $ 9.30482       64,787
   01/01/2010 to 12/31/2010...........  $ 9.30482    $11.26042       54,472
   01/01/2011 to 12/31/2011...........  $11.26042    $10.76561       53,309
   01/01/2012 to 12/31/2012...........  $10.76561    $12.36201       56,155
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.02828    $10.06526        1,126
   01/01/2012 to 12/31/2012...........  $10.06526    $10.34839       59,585
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.37076    $12.64173       11,584
   01/01/2007 to 12/31/2007...........  $12.64173    $15.14430      113,400
   01/01/2008 to 12/31/2008...........  $15.14430    $ 8.43558      120,168
   01/01/2009 to 12/31/2009...........  $ 8.43558    $10.73369      134,535
   01/01/2010 to 12/31/2010...........  $10.73369    $13.54107      171,807
   01/01/2011 to 12/31/2011...........  $13.54107    $13.49978      132,082
   01/01/2012 to 12/31/2012...........  $13.49978    $14.87354      113,107
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.50804    $10.86446       18,875
   01/01/2007 to 12/31/2007...........  $10.86446    $12.64347       24,119
   01/01/2008 to 12/31/2008...........  $12.64347    $ 7.12239       25,973
   01/01/2009 to 12/31/2009...........  $ 7.12239    $ 8.55827       34,175
   01/01/2010 to 12/31/2010...........  $ 8.55827    $10.09108       32,545
   01/01/2011 to 04/29/2011...........  $10.09108    $11.30707            0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99838    $10.30158       81,008
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10112    $ 5.56591       19,671
   01/01/2009 to 12/31/2009...........  $ 5.56591    $ 9.08638      170,536
   01/01/2010 to 12/31/2010...........  $ 9.08638    $10.89213      190,362
   01/01/2011 to 12/31/2011...........  $10.89213    $ 8.51405      147,056
   01/01/2012 to 12/31/2012...........  $ 8.51405    $ 9.84347      149,372
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.03889    $10.20929        4,598
   01/01/2007 to 12/31/2007...........  $10.20929    $10.68853       21,760
   01/01/2008 to 12/31/2008...........  $10.68853    $10.59575      102,544
   01/01/2009 to 12/31/2009...........  $10.59575    $11.45066      146,216
   01/01/2010 to 12/31/2010...........  $11.45066    $11.66376      163,847
   01/01/2011 to 12/31/2011...........  $11.66376    $11.69252      206,500
   01/01/2012 to 12/31/2012...........  $11.69252    $12.00101      213,959
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.97103    $10.28172       64,090
   01/01/2007 to 12/31/2007...........  $10.28172    $10.91649      226,167
   01/01/2008 to 12/31/2008...........  $10.91649    $10.46055      275,747
   01/01/2009 to 12/31/2009...........  $10.46055    $11.95037      589,127
   01/01/2010 to 12/31/2010...........  $11.95037    $12.62027      690,427
   01/01/2011 to 12/31/2011...........  $12.62027    $12.76640      619,970
   01/01/2012 to 12/31/2012...........  $12.76640    $13.68232      590,891

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.19670    $10.62171       193,286
   01/01/2007 to 12/31/2007...........  $10.62171    $11.32027       462,408
   01/01/2008 to 12/31/2008...........  $11.32027    $ 8.93562     1,347,367
   01/01/2009 to 12/31/2009...........  $ 8.93562    $10.51580     3,387,171
   01/01/2010 to 12/31/2010...........  $10.51580    $11.39953     3,342,275
   01/01/2011 to 12/31/2011...........  $11.39953    $11.28767     3,067,168
   01/01/2012 to 12/31/2012...........  $11.28767    $12.21401     2,917,636
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.01829    $10.06516             0
   01/01/2012 to 12/31/2012...........  $10.06516    $10.56916         2,546
AST QMA US EQUITY ALPHA PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.64027    $11.45078         3,096
   01/01/2007 to 12/31/2007...........  $11.45078    $11.45877        20,820
   01/01/2008 to 12/31/2008...........  $11.45877    $ 6.88447        38,550
   01/01/2009 to 12/31/2009...........  $ 6.88447    $ 8.22238        47,462
   01/01/2010 to 12/31/2010...........  $ 8.22238    $ 9.27431        44,819
   01/01/2011 to 12/31/2011...........  $ 9.27431    $ 9.40705        44,044
   01/01/2012 to 12/31/2012...........  $ 9.40705    $10.95646        38,467
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99837    $ 8.88098             0
   01/01/2012 to 12/31/2012...........  $ 8.88098    $ 9.85218             0
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09919    $ 6.68342       165,849
   01/01/2009 to 12/31/2009...........  $ 6.68342    $ 8.31169       485,836
   01/01/2010 to 12/31/2010...........  $ 8.31169    $ 9.31755       486,292
   01/01/2011 to 12/31/2011...........  $ 9.31755    $ 8.91687       359,184
   01/01/2012 to 12/31/2012...........  $ 8.91687    $10.13196       440,636
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.46891    $11.06202        21,122
   01/01/2007 to 12/31/2007...........  $11.06202    $11.81124        72,333
   01/01/2008 to 12/31/2008...........  $11.81124    $ 8.08343       191,148
   01/01/2009 to 12/31/2009...........  $ 8.08343    $10.09749       362,933
   01/01/2010 to 12/31/2010...........  $10.09749    $11.06899       463,819
   01/01/2011 to 12/31/2011...........  $11.06899    $10.48542       379,473
   01/01/2012 to 12/31/2012...........  $10.48542    $11.42439       363,125
AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.90486    $ 9.89252         7,429
   01/01/2007 to 12/31/2007...........  $ 9.89252    $10.39092         7,373
   01/01/2008 to 12/31/2008...........  $10.39092    $ 6.62159        11,829
   01/01/2009 to 12/31/2009...........  $ 6.62159    $ 8.69297        21,177
   01/01/2010 to 12/31/2010...........  $ 8.69297    $11.62640        12,981
   01/01/2011 to 12/31/2011...........  $11.62640    $11.28700        14,569
   01/01/2012 to 12/31/2012...........  $11.28700    $12.41265        14,922

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.95952    $12.49653        27,594
   01/01/2007 to 12/31/2007...........  $12.49653    $11.56307        69,073
   01/01/2008 to 12/31/2008...........  $11.56307    $ 7.96731        96,050
   01/01/2009 to 12/31/2009...........  $ 7.96731    $ 9.92002       100,896
   01/01/2010 to 12/31/2010...........  $ 9.92002    $12.25369        88,868
   01/01/2011 to 12/31/2011...........  $12.25369    $11.29575        81,692
   01/01/2012 to 12/31/2012...........  $11.29575    $13.08511        72,140
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.70312    $11.38999        21,370
   01/01/2007 to 12/31/2007...........  $11.38999    $11.87148       806,006
   01/01/2008 to 12/31/2008...........  $11.87148    $ 8.61898     1,103,798
   01/01/2009 to 12/31/2009...........  $ 8.61898    $10.48975     1,351,433
   01/01/2010 to 12/31/2010...........  $10.48975    $11.47036     1,375,810
   01/01/2011 to 12/31/2011...........  $11.47036    $11.46887     1,177,868
   01/01/2012 to 12/31/2012...........  $11.46887    $12.76116     1,287,000
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.01876    $12.23446        21,928
   01/01/2007 to 12/31/2007...........  $12.23446    $11.56559       234,374
   01/01/2008 to 12/31/2008...........  $11.56559    $ 6.58939       185,271
   01/01/2009 to 12/31/2009...........  $ 6.58939    $ 7.99756       216,991
   01/01/2010 to 12/31/2010...........  $ 7.99756    $ 8.87911       214,785
   01/01/2011 to 12/31/2011...........  $ 8.87911    $ 8.56256       210,398
   01/01/2012 to 12/31/2012...........  $ 8.56256    $ 9.84254       220,794
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.54430    $ 9.81863        16,376
   01/01/2007 to 12/31/2007...........  $ 9.81863    $10.55353        35,653
   01/01/2008 to 12/31/2008...........  $10.55353    $10.09452        53,563
   01/01/2009 to 12/31/2009...........  $10.09452    $11.09557        67,136
   01/01/2010 to 12/31/2010...........  $11.09557    $11.50292        60,985
   01/01/2011 to 12/31/2011...........  $11.50292    $11.74276        72,572
   01/01/2012 to 12/31/2012...........  $11.74276    $12.11361        66,688
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.93989    $10.44494        32,974
   01/01/2007 to 12/31/2007...........  $10.44494    $11.08230        57,350
   01/01/2008 to 12/31/2008...........  $11.08230    $ 6.45716        85,741
   01/01/2009 to 12/31/2009...........  $ 6.45716    $ 9.70941       152,809
   01/01/2010 to 12/31/2010...........  $ 9.70941    $11.02414       123,355
   01/01/2011 to 12/31/2011...........  $11.02414    $10.62508       117,954
   01/01/2012 to 12/31/2012...........  $10.62508    $12.24799       112,648
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $13.75887    $13.29851        13,035
   01/01/2007 to 12/31/2007...........  $13.29851    $18.31759        35,052
   01/01/2008 to 12/31/2008...........  $18.31759    $ 8.98133        36,153
   01/01/2009 to 12/31/2009...........  $ 8.98133    $13.15053        51,255
   01/01/2010 to 12/31/2010...........  $13.15053    $15.52981        52,620
   01/01/2011 to 12/31/2011...........  $15.52981    $12.95425        54,604
   01/01/2012 to 12/31/2012...........  $12.95425    $13.15910        45,331

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.63310    $11.33625       180,371
   01/01/2007 to 12/31/2007...........  $11.33625    $12.17518       521,702
   01/01/2008 to 12/31/2008...........  $12.17518    $ 6.88390       601,776
   01/01/2009 to 12/31/2009...........  $ 6.88390    $ 8.66769       690,320
   01/01/2010 to 12/31/2010...........  $ 8.66769    $ 9.74160       635,594
   01/01/2011 to 12/31/2011...........  $ 9.74160    $ 9.22075       597,446
   01/01/2012 to 12/31/2012...........  $ 9.22075    $10.03476       628,595
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........  $ 9.99837    $ 9.97564         2,546
   01/01/2008 to 12/31/2008...........  $ 9.97564    $ 9.27033        23,162
   01/01/2009 to 12/31/2009...........  $ 9.27033    $10.14552       108,478
   01/01/2010 to 12/31/2010...........  $10.14552    $10.72220       115,585
   01/01/2011 to 12/31/2011...........  $10.72220    $11.14563       109,867
   01/01/2012 to 12/31/2012...........  $11.14563    $11.78482       126,306
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07802    $ 6.62871       307,539
   01/01/2009 to 12/31/2009...........  $ 6.62871    $ 8.45254       930,415
   01/01/2010 to 12/31/2010...........  $ 8.45254    $ 9.13538     1,007,771
   01/01/2011 to 12/31/2011...........  $ 9.13538    $ 8.80688       732,911
   01/01/2012 to 09/21/2012...........  $ 8.80688    $ 9.84396             0
PROFUND VP CONSUMER GOODS PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08890    $ 7.65475         1,158
   01/01/2009 to 12/31/2009...........  $ 7.65475    $ 9.12312         2,135
   01/01/2010 to 12/31/2010...........  $ 9.12312    $10.49725         3,003
   01/01/2011 to 12/31/2011...........  $10.49725    $11.00661         1,842
   01/01/2012 to 12/31/2012...........  $11.00661    $11.96205         2,003
PROFUND VP CONSUMER SERVICES
   05/01/2008* to 12/31/2008..........  $10.26792    $ 7.02706         1,103
   01/01/2009 to 12/31/2009...........  $ 7.02706    $ 9.01147         1,000
   01/01/2010 to 12/31/2010...........  $ 9.01147    $10.72454           900
   01/01/2011 to 12/31/2011...........  $10.72454    $11.09282           674
   01/01/2012 to 12/31/2012...........  $11.09282    $13.27826           766
PROFUND VP FINANCIALS
   05/01/2008* to 12/31/2008..........  $10.38561    $ 5.26042        12,847
   01/01/2009 to 12/31/2009...........  $ 5.26042    $ 5.93128        17,604
   01/01/2010 to 12/31/2010...........  $ 5.93128    $ 6.45064        14,971
   01/01/2011 to 12/31/2011...........  $ 6.45064    $ 5.44948        12,654
   01/01/2012 to 12/31/2012...........  $ 5.44948    $ 6.66350         6,613
PROFUND VP HEALTH CARE
   05/01/2008* to 12/31/2008..........  $10.15183    $ 8.31798         2,661
   01/01/2009 to 12/31/2009...........  $ 8.31798    $ 9.74975         5,709
   01/01/2010 to 12/31/2010...........  $ 9.74975    $ 9.83044         5,851
   01/01/2011 to 12/31/2011...........  $ 9.83044    $10.61260         7,507
   01/01/2012 to 12/31/2012...........  $10.61260    $12.21490         5,736
PROFUND VP INDUSTRIALS
   05/01/2008* to 12/31/2008..........  $10.16534    $ 6.08351             0
   01/01/2009 to 12/31/2009...........  $ 6.08351    $ 7.40148         1,667
   01/01/2010 to 12/31/2010...........  $ 7.40148    $ 8.97973         2,459
   01/01/2011 to 12/31/2011...........  $ 8.97973    $ 8.64675         1,646
   01/01/2012 to 12/31/2012...........  $ 8.64675    $ 9.81615         1,636
PROFUND VP LARGE-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.11057    $ 6.70176           302
   01/01/2009 to 12/31/2009...........  $ 6.70176    $ 8.52396         1,727
   01/01/2010 to 12/31/2010...........  $ 8.52396    $ 9.45874         1,687
   01/01/2011 to 12/31/2011...........  $ 9.45874    $ 9.56388         1,608
   01/01/2012 to 12/31/2012...........  $ 9.56388    $10.56848         1,262

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP LARGE-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.24135    $ 6.25789       1,046
   01/01/2009 to 12/31/2009...........  $ 6.25789    $ 7.32945       1,462
   01/01/2010 to 12/31/2010...........  $ 7.32945    $ 8.11227       1,472
   01/01/2011 to 12/31/2011...........  $ 8.11227    $ 7.85180       1,461
   01/01/2012 to 12/31/2012...........  $ 7.85180    $ 8.88451       1,433
PROFUND VP MID-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.07235    $ 6.18606       1,298
   01/01/2009 to 12/31/2009...........  $ 6.18606    $ 8.38860       1,054
   01/01/2010 to 12/31/2010...........  $ 8.38860    $10.56135       1,064
   01/01/2011 to 12/31/2011...........  $10.56135    $10.05492       3,049
   01/01/2012 to 12/31/2012...........  $10.05492    $11.37355       1,454
PROFUND VP MID-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.18832    $ 6.44994       1,256
   01/01/2009 to 12/31/2009...........  $ 6.44994    $ 8.27567       3,554
   01/01/2010 to 12/31/2010...........  $ 8.27567    $ 9.77276       3,342
   01/01/2011 to 12/31/2011...........  $ 9.77276    $ 9.20548       3,220
   01/01/2012 to 12/31/2012...........  $ 9.20548    $10.51952       3,207
PROFUND VP REAL ESTATE
   05/01/2008* to 12/31/2008..........  $10.25882    $ 5.50600          71
   01/01/2009 to 12/31/2009...........  $ 5.50600    $ 6.90396       2,425
   01/01/2010 to 12/31/2010...........  $ 6.90396    $ 8.44004       3,239
   01/01/2011 to 12/31/2011...........  $ 8.44004    $ 8.66786       2,342
   01/01/2012 to 12/31/2012...........  $ 8.66786    $ 9.95672       4,456
PROFUND VP SMALL-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.11347    $ 6.79469       2,367
   01/01/2009 to 12/31/2009...........  $ 6.79469    $ 8.40472       4,255
   01/01/2010 to 12/31/2010...........  $ 8.40472    $10.35978       4,281
   01/01/2011 to 12/31/2011...........  $10.35978    $10.28708       4,140
   01/01/2012 to 12/31/2012...........  $10.28708    $11.34379       2,435
PROFUND VP SMALL-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.22847    $ 7.16334           0
   01/01/2009 to 12/31/2009...........  $ 7.16334    $ 8.45568       1,966
   01/01/2010 to 12/31/2010...........  $ 8.45568    $10.12223         713
   01/01/2011 to 12/31/2011...........  $10.12223    $ 9.51684         713
   01/01/2012 to 12/31/2012...........  $ 9.51684    $10.83731         713
PROFUND VP TELECOMMUNICATIONS
   05/01/2008* to 12/31/2008..........  $10.27804    $ 7.25268       1,447
   01/01/2009 to 12/31/2009...........  $ 7.25268    $ 7.63087       3,241
   01/01/2010 to 12/31/2010...........  $ 7.63087    $ 8.65491       3,328
   01/01/2011 to 12/31/2011...........  $ 8.65491    $ 8.64401       3,290
   01/01/2012 to 12/31/2012...........  $ 8.64401    $ 9.87396       3,187
PROFUND VP UTILITIES
   05/01/2008* to 12/31/2008..........  $10.09850    $ 7.19947         932
   01/01/2009 to 12/31/2009...........  $ 7.19947    $ 7.81606       8,169
   01/01/2010 to 12/31/2010...........  $ 7.81606    $ 8.11874       8,216
   01/01/2011 to 12/31/2011...........  $ 8.11874    $ 9.35362       6,219
   01/01/2012 to 12/31/2012...........  $ 9.35362    $ 9.18268       6,325



* Denotes the start date of these sub-accounts

                               PREMIER L SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

ACCUMULATION UNIT VALUES: LIFETIME FIVE INCOME BENEFIT ONLY (2.10%) OR HIGHEST
   DAILY LIFETIME FIVE INCOME BENEFIT ONLY (2.10%) OR HD GRO 60 BPS (2.10%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.39084    $10.96256      9,081,958
   01/01/2007 to 12/31/2007...........  $10.96256    $11.72459     12,892,577
   01/01/2008 to 12/31/2008...........  $11.72459    $ 7.82811      9,823,779
   01/01/2009 to 12/31/2009...........  $ 7.82811    $ 9.53480      9,367,665
   01/01/2010 to 12/31/2010...........  $ 9.53480    $10.45610      9,094,548
   01/01/2011 to 12/31/2011...........  $10.45610    $ 9.96902      8,190,643
   01/01/2012 to 12/31/2012...........  $ 9.96902    $10.99065      7,386,371
AST ADVANCED STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.14401    $10.62496      1,362,866
   01/01/2007 to 12/31/2007...........  $10.62496    $11.39463      4,907,526
   01/01/2008 to 12/31/2008...........  $11.39463    $ 7.83393      2,975,760
   01/01/2009 to 12/31/2009...........  $ 7.83393    $ 9.68309      3,050,377
   01/01/2010 to 12/31/2010...........  $ 9.68309    $10.78380      3,171,468
   01/01/2011 to 12/31/2011...........  $10.78380    $10.57416      2,560,562
   01/01/2012 to 12/31/2012...........  $10.57416    $11.76991      2,460,759
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.70202    $11.78602              0
   01/01/2007 to 12/31/2007...........  $11.78602    $11.53005              0
   01/01/2008 to 12/31/2008...........  $11.53005    $ 7.36892              0
   01/01/2009 to 12/31/2009...........  $ 7.36892    $ 8.50008          1,901
   01/01/2010 to 12/31/2010...........  $ 8.50008    $ 9.47802          2,171
   01/01/2011 to 12/31/2011...........  $ 9.47802    $ 9.61485          1,503
   01/01/2012 to 05/04/2012...........  $ 9.61485    $10.43222              0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.34133    $10.85494      2,735,555
   01/01/2007 to 12/31/2007...........  $10.85494    $11.59528      4,054,872
   01/01/2008 to 12/31/2008...........  $11.59528    $ 8.09712      4,180,159
   01/01/2009 to 12/31/2009...........  $ 8.09712    $ 9.77820      9,710,092
   01/01/2010 to 12/31/2010...........  $ 9.77820    $10.75644      8,950,075
   01/01/2011 to 12/31/2011...........  $10.75644    $10.40750      8,234,574
   01/01/2012 to 12/31/2012...........  $10.40750    $11.46480      7,583,863
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99772    $ 9.14094      5,393,786
   01/01/2012 to 12/31/2012...........  $ 9.14094    $10.01761      4,663,173
AST BLACKROCK VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.52704    $12.73070              0
   01/01/2007 to 12/31/2007...........  $12.73070    $12.61442              0
   01/01/2008 to 12/31/2008...........  $12.61442    $ 7.74619              0
   01/01/2009 to 12/31/2009...........  $ 7.74619    $ 8.97205          5,302
   01/01/2010 to 12/31/2010...........  $ 8.97205    $ 9.88094          6,037
   01/01/2011 to 12/31/2011...........  $ 9.88094    $ 9.63030          2,370
   01/01/2012 to 12/31/2012...........  $ 9.63030    $10.69602          3,361

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009..........  $ 9.99886    $ 9.35356              0
   01/01/2010 to 12/31/2010...........  $ 9.35356    $10.13009              0
   01/01/2011 to 12/31/2011...........  $10.13009    $10.87842              0
   01/01/2012 to 12/31/2012...........  $10.87842    $11.09802              0
AST BOND PORTFOLIO 2018
   01/28/2008* to 12/31/2008..........  $ 9.99830    $12.00560              0
   01/01/2009 to 12/31/2009...........  $12.00560    $11.04716              0
   01/01/2010 to 12/31/2010...........  $11.04716    $12.03026              0
   01/01/2011 to 12/31/2011...........  $12.03026    $13.38327              0
   01/01/2012 to 12/31/2012...........  $13.38327    $13.85687              0
AST BOND PORTFOLIO 2019
   01/28/2008* to 12/31/2008..........  $ 9.99830    $12.07427              0
   01/01/2009 to 12/31/2009...........  $12.07427    $10.91522              0
   01/01/2010 to 12/31/2010...........  $10.91522    $11.90528              0
   01/01/2011 to 12/31/2011...........  $11.90528    $13.52335              0
   01/01/2012 to 12/31/2012...........  $13.52335    $14.02085              0
AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009..........  $ 9.99886    $ 8.76579              0
   01/01/2010 to 12/31/2010...........  $ 8.76579    $ 9.60243         49,555
   01/01/2011 to 12/31/2011...........  $ 9.60243    $11.16178            650
   01/01/2012 to 12/31/2012...........  $11.16178    $11.62262              0
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........  $ 9.99772    $10.97956         59,475
   01/01/2011 to 12/31/2011...........  $10.97956    $12.93718        405,546
   01/01/2012 to 12/31/2012...........  $12.93718    $13.53150        146,919
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........  $ 9.99829    $11.98927        186,514
   01/01/2012 to 12/31/2012...........  $11.98927    $12.42891        230,023
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012..........  $ 9.99773    $10.37175        147,460
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.50991    $11.13864     10,685,211
   01/01/2007 to 12/31/2007...........  $11.13864    $11.96972     19,352,529
   01/01/2008 to 12/31/2008...........  $11.96972    $ 7.62723     12,898,134
   01/01/2009 to 12/31/2009...........  $ 7.62723    $ 9.36253     12,630,803
   01/01/2010 to 12/31/2010...........  $ 9.36253    $10.39654     12,177,411
   01/01/2011 to 12/31/2011...........  $10.39654    $ 9.93585     11,097,830
   01/01/2012 to 12/31/2012...........  $ 9.93585    $11.06664     10,445,023
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08098    $ 7.32618         45,383
   01/01/2009 to 12/31/2009...........  $ 7.32618    $ 8.85373         49,189
   01/01/2010 to 12/31/2010...........  $ 8.85373    $ 9.70515         57,895
   01/01/2011 to 12/31/2011...........  $ 9.70515    $ 9.33306         77,865
   01/01/2012 to 12/31/2012...........  $ 9.33306    $10.08071        226,318
AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $13.12069    $16.03849              0
   01/01/2007 to 12/31/2007...........  $16.03849    $12.57515              0
   01/01/2008 to 12/31/2008...........  $12.57515    $ 7.99901              0
   01/01/2009 to 12/31/2009...........  $ 7.99901    $10.33588          2,453
   01/01/2010 to 12/31/2010...........  $10.33588    $13.02810          2,476
   01/01/2011 to 12/31/2011...........  $13.02810    $13.60150          1,614
   01/01/2012 to 12/31/2012...........  $13.60150    $15.36585          2,108
AST DEAM SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.22786    $11.72822              0
   01/01/2007 to 12/31/2007...........  $11.72822    $ 9.44487              0
   01/01/2008 to 07/18/2008...........  $ 9.44487    $ 8.63406              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.17005    $12.07703             0
   01/01/2007 to 12/31/2007...........  $12.07703    $13.15347             0
   01/01/2008 to 12/31/2008...........  $13.15347    $ 7.20232             0
   01/01/2009 to 12/31/2009...........  $ 7.20232    $ 9.35819           555
   01/01/2010 to 12/31/2010...........  $ 9.35819    $12.14893         1,009
   01/01/2011 to 12/31/2011...........  $12.14893    $10.33909           921
   01/01/2012 to 12/31/2012...........  $10.33909    $12.15880         1,258
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10349    $ 7.48594         3,796
   01/01/2009 to 12/31/2009...........  $ 7.48594    $ 8.88862        74,679
   01/01/2010 to 12/31/2010...........  $ 8.88862    $ 9.86581        66,105
   01/01/2011 to 12/31/2011...........  $ 9.86581    $ 9.42431        43,290
   01/01/2012 to 12/31/2012...........  $ 9.42431    $10.48872        36,149
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.04424    $10.54620       689,232
   01/01/2007 to 12/31/2007...........  $10.54620    $11.21183     2,178,272
   01/01/2008 to 12/31/2008...........  $11.21183    $ 7.19391     1,294,066
   01/01/2009 to 12/31/2009...........  $ 7.19391    $ 8.72643     1,329,405
   01/01/2010 to 12/31/2010...........  $ 8.72643    $ 9.77460     1,434,879
   01/01/2011 to 12/31/2011...........  $ 9.77460    $ 9.42980     1,304,429
   01/01/2012 to 12/31/2012...........  $ 9.42980    $10.21781     1,451,133
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.16392    $10.44781     1,090,138
   01/01/2007 to 12/31/2007...........  $10.44781    $11.40006     4,097,128
   01/01/2008 to 12/31/2008...........  $11.40006    $ 6.61982     2,188,204
   01/01/2009 to 12/31/2009...........  $ 6.61982    $ 8.16779     2,329,174
   01/01/2010 to 12/31/2010...........  $ 8.16779    $ 9.52139     2,553,655
   01/01/2011 to 12/31/2011...........  $ 9.52139    $ 8.74633     2,344,114
   01/01/2012 to 12/31/2012...........  $ 8.74633    $ 9.67312     2,065,961
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99830    $ 7.45903         3,068
   01/01/2009 to 11/13/2009...........  $ 7.45903    $ 8.31266             0
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99830    $10.71807       133,480
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17497    $ 6.10196             0
   01/01/2009 to 12/31/2009...........  $ 6.10196    $ 8.07411           721
   01/01/2010 to 12/31/2010...........  $ 8.07411    $ 9.50539           646
   01/01/2011 to 12/31/2011...........  $ 9.50539    $ 8.84098           334
   01/01/2012 to 12/31/2012...........  $ 8.84098    $10.97977           378
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.22202    $11.55044             0
   01/01/2007 to 12/31/2007...........  $11.55044    $12.89443             0
   01/01/2008 to 12/31/2008...........  $12.89443    $ 7.54319             0
   01/01/2009 to 12/31/2009...........  $ 7.54319    $11.03769         3,688
   01/01/2010 to 12/31/2010...........  $11.03769    $11.92291         4,970
   01/01/2011 to 12/31/2011...........  $11.92291    $11.21585         2,320
   01/01/2012 to 12/31/2012...........  $11.21585    $13.15596         2,442
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.63443    $11.75065             0
   01/01/2007 to 12/31/2007...........  $11.75065    $12.09783             0
   01/01/2008 to 12/31/2008...........  $12.09783    $ 7.02744             0
   01/01/2009 to 12/31/2009...........  $ 7.02744    $ 8.20364         2,275
   01/01/2010 to 12/31/2010...........  $ 8.20364    $ 9.07038         2,833
   01/01/2011 to 12/31/2011...........  $ 9.07038    $ 8.39373         1,237
   01/01/2012 to 12/31/2012...........  $ 8.39373    $ 9.83764         1,822

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.10295    $10.97316            0
   01/01/2007 to 12/31/2007...........  $10.97316    $12.82556            0
   01/01/2008 to 12/31/2008...........  $12.82556    $ 7.43719            0
   01/01/2009 to 12/31/2009...........  $ 7.43719    $11.44320        4,272
   01/01/2010 to 12/31/2010...........  $11.44320    $13.42997        3,566
   01/01/2011 to 12/31/2011...........  $13.42997    $12.76247        1,765
   01/01/2012 to 12/31/2012...........  $12.76247    $14.95130        2,205
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03318    $ 7.62514            0
   01/01/2009 to 12/31/2009...........  $ 7.62514    $ 9.47334       12,926
   01/01/2010 to 12/31/2010...........  $ 9.47334    $11.76216       10,343
   01/01/2011 to 12/31/2011...........  $11.76216    $11.67054        5,153
   01/01/2012 to 12/31/2012...........  $11.67054    $13.22351        7,138
AST HIGH YIELD PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.07407    $10.61807            0
   01/01/2007 to 12/31/2007...........  $10.61807    $10.65661            0
   01/01/2008 to 12/31/2008...........  $10.65661    $ 7.77122            0
   01/01/2009 to 12/31/2009...........  $ 7.77122    $10.31751        1,678
   01/01/2010 to 12/31/2010...........  $10.31751    $11.46953        1,609
   01/01/2011 to 12/31/2011...........  $11.46953    $11.59051          824
   01/01/2012 to 12/31/2012...........  $11.59051    $12.92677          647
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08916    $ 7.59473       34,121
   01/01/2009 to 12/31/2009...........  $ 7.59473    $ 9.17789      103,859
   01/01/2010 to 12/31/2010...........  $ 9.17789    $10.03174       69,784
   01/01/2011 to 12/31/2011...........  $10.03174    $ 9.77586       45,092
   01/01/2012 to 12/31/2012...........  $ 9.77586    $10.54431       44,970
AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99181    $10.57717            0
   01/01/2007 to 12/31/2007...........  $10.57717    $12.33211            0
   01/01/2008 to 12/31/2008...........  $12.33211    $ 6.01096            0
   01/01/2009 to 12/31/2009...........  $ 6.01096    $ 7.96493        8,915
   01/01/2010 to 12/31/2010...........  $ 7.96493    $ 8.93213        7,479
   01/01/2011 to 12/31/2011...........  $ 8.93213    $ 7.61791        3,562
   01/01/2012 to 12/31/2012...........  $ 7.61791    $ 8.98064        5,175
AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2006* to 12/31/2006..........  $10.00996    $10.83950            0
   01/01/2007 to 12/31/2007...........  $10.83950    $12.50545            0
   01/01/2008 to 12/31/2008...........  $12.50545    $ 6.85844            0
   01/01/2009 to 12/31/2009...........  $ 6.85844    $ 8.76614        8,602
   01/01/2010 to 12/31/2010...........  $ 8.76614    $ 9.53741        6,994
   01/01/2011 to 12/31/2011...........  $ 9.53741    $ 8.16907        3,301
   01/01/2012 to 12/31/2012...........  $ 8.16907    $ 9.33514        4,830
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11168    $ 7.11981       18,527
   01/01/2009 to 12/31/2009...........  $ 7.11981    $ 8.83303       45,249
   01/01/2010 to 12/31/2010...........  $ 8.83303    $ 9.84678       71,633
   01/01/2011 to 12/31/2011...........  $ 9.84678    $ 9.58958       76,943
   01/01/2012 to 12/31/2012...........  $ 9.58958    $10.66782       73,666
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.92771    $11.52382            0
   01/01/2007 to 12/31/2007...........  $11.52382    $11.50472      414,208
   01/01/2008 to 12/31/2008...........  $11.50472    $ 9.28305      793,735
   01/01/2009 to 12/31/2009...........  $ 9.28305    $11.09414      747,584
   01/01/2010 to 12/31/2010...........  $11.09414    $11.66131      685,466
   01/01/2011 to 12/31/2011...........  $11.66131    $11.44852      665,660
   01/01/2012 to 12/31/2012...........  $11.44852    $12.41462      748,161

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08368    $10.28503            0
   01/01/2010 to 12/31/2010...........  $10.28503    $11.21345          259
   01/01/2011 to 12/31/2011...........  $11.21345    $11.05588          108
   01/01/2012 to 12/31/2012...........  $11.05588    $12.47267          105
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14506    $10.29482            0
   01/01/2010 to 12/31/2010...........  $10.29482    $11.46695        3,538
   01/01/2011 to 12/31/2011...........  $11.46695    $10.57191            0
   01/01/2012 to 12/31/2012...........  $10.57191    $11.72442            0
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.09563    $12.76794            0
   01/01/2007 to 12/31/2007...........  $12.76794    $13.68437            0
   01/01/2008 to 12/31/2008...........  $13.68437    $ 7.85645            0
   01/01/2009 to 12/31/2009...........  $ 7.85645    $10.45584       12,241
   01/01/2010 to 12/31/2010...........  $10.45584    $10.97517       11,771
   01/01/2011 to 12/31/2011...........  $10.97517    $ 9.76606        5,285
   01/01/2012 to 12/31/2012...........  $ 9.76606    $11.66046        7,365
AST LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.06758    $12.20570            0
   01/01/2007 to 12/31/2007...........  $12.20570    $11.59635            0
   01/01/2008 to 12/31/2008...........  $11.59635    $ 6.64525            0
   01/01/2009 to 12/31/2009...........  $ 6.64525    $ 7.77344        4,674
   01/01/2010 to 12/31/2010...........  $ 7.77344    $ 8.61549        3,363
   01/01/2011 to 12/31/2011...........  $ 8.61549    $ 8.08549        2,009
   01/01/2012 to 12/31/2012...........  $ 8.08549    $ 9.25614        2,215
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.19930    $10.66276            0
   01/01/2007 to 12/31/2007...........  $10.66276    $11.07795            0
   01/01/2008 to 12/31/2008...........  $11.07795    $ 8.32703            0
   01/01/2009 to 12/31/2009...........  $ 8.32703    $10.97791        1,339
   01/01/2010 to 12/31/2010...........  $10.97791    $12.19444        6,502
   01/01/2011 to 12/31/2011...........  $12.19444    $13.15893        3,446
   01/01/2012 to 12/31/2012...........  $13.15893    $13.65206        4,027
AST MARSICO CAPITAL GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.14037    $11.41196            0
   01/01/2007 to 12/31/2007...........  $11.41196    $12.84853            0
   01/01/2008 to 12/31/2008...........  $12.84853    $ 7.08969            0
   01/01/2009 to 12/31/2009...........  $ 7.08969    $ 9.01029        6,729
   01/01/2010 to 12/31/2010...........  $ 9.01029    $10.56815        6,313
   01/01/2011 to 12/31/2011...........  $10.56815    $10.25660        3,198
   01/01/2012 to 12/31/2012...........  $10.25660    $11.27751        4,001
AST MFS GLOBAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.43165    $12.71184            0
   01/01/2007 to 12/31/2007...........  $12.71184    $13.61948            0
   01/01/2008 to 12/31/2008...........  $13.61948    $ 8.80501            0
   01/01/2009 to 12/31/2009...........  $ 8.80501    $11.34102        6,474
   01/01/2010 to 12/31/2010...........  $11.34102    $12.44586        5,994
   01/01/2011 to 12/31/2011...........  $12.44586    $11.80835        3,475
   01/01/2012 to 12/31/2012...........  $11.80835    $14.23420        5,282
AST MFS GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.04383    $11.51619            0
   01/01/2007 to 12/31/2007...........  $11.51619    $12.98213            0
   01/01/2008 to 12/31/2008...........  $12.98213    $ 8.09894            0
   01/01/2009 to 12/31/2009...........  $ 8.09894    $ 9.86031        1,509
   01/01/2010 to 12/31/2010...........  $ 9.86031    $10.89230        2,578
   01/01/2011 to 12/31/2011...........  $10.89230    $10.60519        1,149
   01/01/2012 to 12/31/2012...........  $10.60519    $12.16130          824

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99830    $10.18113            0
AST MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.04648    $11.54398            0
   01/01/2007 to 12/31/2007...........  $11.54398    $11.61648            0
   01/01/2008 to 12/31/2008...........  $11.61648    $ 7.03962            0
   01/01/2009 to 12/31/2009...........  $ 7.03962    $ 9.57597        1,794
   01/01/2010 to 12/31/2010...........  $ 9.57597    $11.59338        1,232
   01/01/2011 to 12/31/2011...........  $11.59338    $10.96336          666
   01/01/2012 to 12/31/2012...........  $10.96336    $12.71430          768
AST MONEY MARKET PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99947    $10.18121            0
   01/01/2007 to 12/31/2007...........  $10.18121    $10.45961            0
   01/01/2008 to 12/31/2008...........  $10.45961    $10.50151            0
   01/01/2009 to 12/31/2009...........  $10.50151    $10.31087        4,405
   01/01/2010 to 12/31/2010...........  $10.31087    $10.10136        1,122
   01/01/2011 to 12/31/2011...........  $10.10136    $ 9.89610          294
   01/01/2012 to 12/31/2012...........  $ 9.89610    $ 9.69320          293
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.65255    $11.76632            0
   01/01/2007 to 12/31/2007...........  $11.76632    $11.88823            0
   01/01/2008 to 12/31/2008...........  $11.88823    $ 6.72310            0
   01/01/2009 to 12/31/2009...........  $ 6.72310    $ 9.26118        7,870
   01/01/2010 to 12/31/2010...........  $ 9.26118    $11.19660        7,339
   01/01/2011 to 12/31/2011...........  $11.19660    $10.69416        3,534
   01/01/2012 to 12/31/2012...........  $10.69416    $12.26785        4,723
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.02820    $10.06356            0
   01/01/2012 to 12/31/2012...........  $10.06356    $10.33649            0
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.35708    $12.61948            0
   01/01/2007 to 12/31/2007...........  $12.61948    $15.10271            0
   01/01/2008 to 12/31/2008...........  $15.10271    $ 8.40416            0
   01/01/2009 to 12/31/2009...........  $ 8.40416    $10.68337        3,443
   01/01/2010 to 12/31/2010...........  $10.68337    $13.46448        3,177
   01/01/2011 to 12/31/2011...........  $13.46448    $13.41030        1,516
   01/01/2012 to 12/31/2012...........  $13.41030    $14.76040        1,985
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.49528    $10.84539            0
   01/01/2007 to 12/31/2007...........  $10.84539    $12.60892            0
   01/01/2008 to 12/31/2008...........  $12.60892    $ 7.09593            0
   01/01/2009 to 12/31/2009...........  $ 7.09593    $ 8.51811        1,239
   01/01/2010 to 12/31/2010...........  $ 8.51811    $10.03388        1,118
   01/01/2011 to 04/29/2011...........  $10.03388    $11.23937            0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99830    $10.29470        9,180
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10104    $ 5.56343            0
   01/01/2009 to 12/31/2009...........  $ 5.56343    $ 9.07348       12,097
   01/01/2010 to 12/31/2010...........  $ 9.07348    $10.86611       12,160
   01/01/2011 to 12/31/2011...........  $10.86611    $ 8.48537        5,893
   01/01/2012 to 12/31/2012...........  $ 8.48537    $ 9.80073        7,549
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.02751    $10.19107            0
   01/01/2007 to 12/31/2007...........  $10.19107    $10.65907            0
   01/01/2008 to 12/31/2008...........  $10.65907    $10.55615            0
   01/01/2009 to 12/31/2009...........  $10.55615    $11.39668          177
   01/01/2010 to 12/31/2010...........  $11.39668    $11.59752          152
   01/01/2011 to 12/31/2011...........  $11.59752    $11.61472          199
   01/01/2012 to 12/31/2012...........  $11.61472    $11.90963          186

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.97094    $10.27495             0
   01/01/2007 to 12/31/2007...........  $10.27495    $10.89859             0
   01/01/2008 to 12/31/2008...........  $10.89859    $10.43321             0
   01/01/2009 to 12/31/2009...........  $10.43321    $11.90738        32,550
   01/01/2010 to 12/31/2010...........  $11.90738    $12.56259        32,032
   01/01/2011 to 12/31/2011...........  $12.56259    $12.69567        13,388
   01/01/2012 to 12/31/2012...........  $12.69567    $13.59329        15,298
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.19258    $10.61053       536,800
   01/01/2007 to 12/31/2007...........  $10.61053    $11.29724     1,480,087
   01/01/2008 to 12/31/2008...........  $11.29724    $ 8.90875     2,211,191
   01/01/2009 to 12/31/2009...........  $ 8.90875    $10.47389     4,970,188
   01/01/2010 to 12/31/2010...........  $10.47389    $11.34306     4,580,661
   01/01/2011 to 12/31/2011...........  $11.34306    $11.22072     4,313,035
   01/01/2012 to 12/31/2012...........  $11.22072    $12.12964     4,239,413
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.01821    $10.06345             0
   01/01/2012 to 12/31/2012...........  $10.06345    $10.55681             0
AST QMA US EQUITY ALPHA PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.62830    $11.43057             0
   01/01/2007 to 12/31/2007...........  $11.43057    $11.42738             0
   01/01/2008 to 12/31/2008...........  $11.42738    $ 6.85882             0
   01/01/2009 to 12/31/2009...........  $ 6.85882    $ 8.18377             0
   01/01/2010 to 12/31/2010...........  $ 8.18377    $ 9.22175             0
   01/01/2011 to 12/31/2011...........  $ 9.22175    $ 9.34460             0
   01/01/2012 to 12/31/2012...........  $ 9.34460    $10.87307             0
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99829    $ 8.87518             0
   01/01/2012 to 12/31/2012...........  $ 8.87518    $ 9.83606             0
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09916    $ 6.67900        10,476
   01/01/2009 to 12/31/2009...........  $ 6.67900    $ 8.29803       110,839
   01/01/2010 to 12/31/2010...........  $ 8.29803    $ 9.29309       192,543
   01/01/2011 to 12/31/2011...........  $ 9.29309    $ 8.88479       178,795
   01/01/2012 to 12/31/2012...........  $ 8.88479    $10.08559       162,530
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.45722    $11.04245             0
   01/01/2007 to 12/31/2007...........  $11.04245    $11.77871        93,492
   01/01/2008 to 12/31/2008...........  $11.77871    $ 8.05326       163,069
   01/01/2009 to 12/31/2009...........  $ 8.05326    $10.04994       294,857
   01/01/2010 to 12/31/2010...........  $10.04994    $11.00596       427,724
   01/01/2011 to 12/31/2011...........  $11.00596    $10.41555       490,692
   01/01/2012 to 12/31/2012...........  $10.41555    $11.33714       412,474
AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.90478    $ 9.88597             0
   01/01/2007 to 12/31/2007...........  $ 9.88597    $10.37389             0
   01/01/2008 to 12/31/2008...........  $10.37389    $ 6.60424             0
   01/01/2009 to 12/31/2009...........  $ 6.60424    $ 8.66167         8,308
   01/01/2010 to 12/31/2010...........  $ 8.66167    $11.57313         6,051
   01/01/2011 to 12/31/2011...........  $11.57313    $11.22445         2,839
   01/01/2012 to 12/31/2012...........  $11.22445    $12.33177         4,228

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.94624    $12.47456             0
   01/01/2007 to 12/31/2007...........  $12.47456    $11.53147             0
   01/01/2008 to 12/31/2008...........  $11.53147    $ 7.93778             0
   01/01/2009 to 12/31/2009...........  $ 7.93778    $ 9.87372         2,252
   01/01/2010 to 12/31/2010...........  $ 9.87372    $12.18462         2,149
   01/01/2011 to 12/31/2011...........  $12.18462    $11.22104         1,037
   01/01/2012 to 12/31/2012...........  $11.22104    $12.98572         1,353
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.69114    $11.36989        33,714
   01/01/2007 to 12/31/2007...........  $11.36989    $11.83890     1,256,901
   01/01/2008 to 12/31/2008...........  $11.83890    $ 8.58696       914,501
   01/01/2009 to 12/31/2009...........  $ 8.58696    $10.44044     1,055,497
   01/01/2010 to 12/31/2010...........  $10.44044    $11.40523     1,156,021
   01/01/2011 to 12/31/2011...........  $11.40523    $11.39261     1,188,479
   01/01/2012 to 12/31/2012...........  $11.39261    $12.66397     1,318,155
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.00641    $12.21281             0
   01/01/2007 to 12/31/2007...........  $12.21281    $11.53367             0
   01/01/2008 to 12/31/2008...........  $11.53367    $ 6.56465             0
   01/01/2009 to 12/31/2009...........  $ 6.56465    $ 7.95961        17,248
   01/01/2010 to 12/31/2010...........  $ 7.95961    $ 8.82843         4,194
   01/01/2011 to 12/31/2011...........  $ 8.82843    $ 8.50532         2,226
   01/01/2012 to 12/31/2012...........  $ 8.50532    $ 9.76716         2,627
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.53367    $ 9.80134             0
   01/01/2007 to 12/31/2007...........  $ 9.80134    $10.52457             0
   01/01/2008 to 12/31/2008...........  $10.52457    $10.05707             0
   01/01/2009 to 12/31/2009...........  $10.05707    $11.04358         1,731
   01/01/2010 to 12/31/2010...........  $11.04358    $11.43770         1,846
   01/01/2011 to 12/31/2011...........  $11.43770    $11.66490           670
   01/01/2012 to 12/31/2012...........  $11.66490    $12.02165           967
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.93981    $10.43814             0
   01/01/2007 to 12/31/2007...........  $10.43814    $11.06414             0
   01/01/2008 to 12/31/2008...........  $11.06414    $ 6.44027             0
   01/01/2009 to 12/31/2009...........  $ 6.44027    $ 9.67446        10,658
   01/01/2010 to 12/31/2010...........  $ 9.67446    $10.97370         9,869
   01/01/2011 to 12/31/2011...........  $10.97370    $10.56605         4,154
   01/01/2012 to 12/31/2012...........  $10.56605    $12.16792         5,520
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $13.74361    $13.27510             0
   01/01/2007 to 12/31/2007...........  $13.27510    $18.26734             0
   01/01/2008 to 12/31/2008...........  $18.26734    $ 8.94784             0
   01/01/2009 to 12/31/2009...........  $ 8.94784    $13.08863         5,642
   01/01/2010 to 12/31/2010...........  $13.08863    $15.44154         6,147
   01/01/2011 to 12/31/2011...........  $15.44154    $12.86799         3,008
   01/01/2012 to 12/31/2012...........  $12.86799    $13.05869         3,885

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.62887    $11.32444            0
   01/01/2007 to 12/31/2007...........  $11.32444    $12.15039            0
   01/01/2008 to 12/31/2008...........  $12.15039    $ 6.86312            0
   01/01/2009 to 12/31/2009...........  $ 6.86312    $ 8.63315       23,090
   01/01/2010 to 12/31/2010...........  $ 8.63315    $ 9.69323       29,536
   01/01/2011 to 12/31/2011...........  $ 9.69323    $ 9.16607       32,180
   01/01/2012 to 12/31/2012...........  $ 9.16607    $ 9.96542       57,511
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........  $ 9.99829    $ 9.97440            0
   01/01/2008 to 12/31/2008...........  $ 9.97440    $ 9.26017            0
   01/01/2009 to 12/31/2009...........  $ 9.26017    $10.12450        2,581
   01/01/2010 to 12/31/2010...........  $10.12450    $10.68951        3,382
   01/01/2011 to 12/31/2011...........  $10.68951    $11.10080        1,868
   01/01/2012 to 12/31/2012...........  $11.10080    $11.72585        2,135
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07800    $ 6.62440       38,193
   01/01/2009 to 12/31/2009...........  $ 6.62440    $ 8.43880      182,958
   01/01/2010 to 12/31/2010...........  $ 8.43880    $ 9.11172      260,751
   01/01/2011 to 12/31/2011...........  $ 9.11172    $ 8.77538      198,889
   01/01/2012 to 09/21/2012...........  $ 8.77538    $ 9.80179            0
PROFUND VP CONSUMER GOODS PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08888    $ 7.64977            0
   01/01/2009 to 12/31/2009...........  $ 7.64977    $ 9.10826            0
   01/01/2010 to 12/31/2010...........  $ 9.10826    $10.46983            0
   01/01/2011 to 12/31/2011...........  $10.46983    $10.96726            0
   01/01/2012 to 12/31/2012...........  $10.96726    $11.90760            0
PROFUND VP CONSUMER SERVICES
   05/01/2008* to 12/31/2008..........  $10.26789    $ 7.02240            0
   01/01/2009 to 12/31/2009...........  $ 7.02240    $ 8.99671            0
   01/01/2010 to 12/31/2010...........  $ 8.99671    $10.69651            0
   01/01/2011 to 12/31/2011...........  $10.69651    $11.05307            0
   01/01/2012 to 12/31/2012...........  $11.05307    $13.21772            0
PROFUND VP FINANCIALS
   05/01/2008* to 12/31/2008..........  $10.38558    $ 5.25699            0
   01/01/2009 to 12/31/2009...........  $ 5.25699    $ 5.92152            0
   01/01/2010 to 12/31/2010...........  $ 5.92152    $ 6.43365            0
   01/01/2011 to 12/31/2011...........  $ 6.43365    $ 5.42982            0
   01/01/2012 to 12/31/2012...........  $ 5.42982    $ 6.63308            0
PROFUND VP HEALTH CARE
   05/01/2008* to 12/31/2008..........  $10.15181    $ 8.31252            0
   01/01/2009 to 12/31/2009...........  $ 8.31252    $ 9.73373          664
   01/01/2010 to 12/31/2010...........  $ 9.73373    $ 9.80468          644
   01/01/2011 to 12/31/2011...........  $ 9.80468    $10.57454          270
   01/01/2012 to 12/31/2012...........  $10.57454    $12.15913            0
PROFUND VP INDUSTRIALS
   05/01/2008* to 12/31/2008..........  $10.16531    $ 6.07949            0
   01/01/2009 to 12/31/2009...........  $ 6.07949    $ 7.38932            0
   01/01/2010 to 12/31/2010...........  $ 7.38932    $ 8.95612            0
   01/01/2011 to 12/31/2011...........  $ 8.95612    $ 8.61558            0
   01/01/2012 to 12/31/2012...........  $ 8.61558    $ 9.77130            0
PROFUND VP LARGE-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.11054    $ 6.69736            0
   01/01/2009 to 12/31/2009...........  $ 6.69736    $ 8.51005            0
   01/01/2010 to 12/31/2010...........  $ 8.51005    $ 9.43387            0
   01/01/2011 to 12/31/2011...........  $ 9.43387    $ 9.52935            0
   01/01/2012 to 12/31/2012...........  $ 9.52935    $10.52001            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP LARGE-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.24132    $ 6.25380           0
   01/01/2009 to 12/31/2009...........  $ 6.25380    $ 7.31738           0
   01/01/2010 to 12/31/2010...........  $ 7.31738    $ 8.09105       8,726
   01/01/2011 to 12/31/2011...........  $ 8.09105    $ 7.82346       8,726
   01/01/2012 to 12/31/2012...........  $ 7.82346    $ 8.84385       8,431
PROFUND VP MID-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.07232    $ 6.18199           0
   01/01/2009 to 12/31/2009...........  $ 6.18199    $ 8.37491           0
   01/01/2010 to 12/31/2010...........  $ 8.37491    $10.53374           0
   01/01/2011 to 12/31/2011...........  $10.53374    $10.01888           0
   01/01/2012 to 12/31/2012...........  $10.01888    $11.32177           0
PROFUND VP MID-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.18830    $ 6.44572           0
   01/01/2009 to 12/31/2009...........  $ 6.44572    $ 8.26226           0
   01/01/2010 to 12/31/2010...........  $ 8.26226    $ 9.74747           0
   01/01/2011 to 12/31/2011...........  $ 9.74747    $ 9.17262           0
   01/01/2012 to 12/31/2012...........  $ 9.17262    $10.47165           0
PROFUND VP REAL ESTATE
   05/01/2008* to 12/31/2008..........  $10.25880    $ 5.50234           0
   01/01/2009 to 12/31/2009...........  $ 5.50234    $ 6.89260           0
   01/01/2010 to 12/31/2010...........  $ 6.89260    $ 8.41782           0
   01/01/2011 to 12/31/2011...........  $ 8.41782    $ 8.63656           0
   01/01/2012 to 12/31/2012...........  $ 8.63656    $ 9.91107           0
PROFUND VP SMALL-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.11344    $ 6.79014           0
   01/01/2009 to 12/31/2009...........  $ 6.79014    $ 8.39089           0
   01/01/2010 to 12/31/2010...........  $ 8.39089    $10.33254           0
   01/01/2011 to 12/31/2011...........  $10.33254    $10.24997           0
   01/01/2012 to 12/31/2012...........  $10.24997    $11.29179           0
PROFUND VP SMALL-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.22844    $ 7.15855           0
   01/01/2009 to 12/31/2009...........  $ 7.15855    $ 8.44181           0
   01/01/2010 to 12/31/2010...........  $ 8.44181    $10.09576           0
   01/01/2011 to 12/31/2011...........  $10.09576    $ 9.48274           0
   01/01/2012 to 12/31/2012...........  $ 9.48274    $10.78788           0
PROFUND VP TELECOMMUNICATIONS
   05/01/2008* to 12/31/2008..........  $10.27802    $ 7.24797           0
   01/01/2009 to 12/31/2009...........  $ 7.24797    $ 7.61851         833
   01/01/2010 to 12/31/2010...........  $ 7.61851    $ 8.63243         808
   01/01/2011 to 12/31/2011...........  $ 8.63243    $ 8.61317         339
   01/01/2012 to 12/31/2012...........  $ 8.61317    $ 9.82906           0
PROFUND VP UTILITIES
   05/01/2008* to 12/31/2008..........  $10.09847    $ 7.19472           0
   01/01/2009 to 12/31/2009...........  $ 7.19472    $ 7.80329       2,207
   01/01/2010 to 12/31/2010...........  $ 7.80329    $ 8.09752       1,635
   01/01/2011 to 12/31/2011...........  $ 8.09752    $ 9.32008       1,119
   01/01/2012 to 12/31/2012...........  $ 9.32008    $ 9.14088       1,017



* Denotes the start date of these sub-accounts

                               PREMIER L SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

  ACCUMULATION UNIT VALUES: SPOUSAL LIFETIME FIVE INCOME BENEFIT ONLY (2.25%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.38461    $10.94529     5,532,354
   01/01/2007 to 12/31/2007...........  $10.94529    $11.68877     9,731,970
   01/01/2008 to 12/31/2008...........  $11.68877    $ 7.79271     8,220,827
   01/01/2009 to 12/31/2009...........  $ 7.79271    $ 9.47766     7,744,445
   01/01/2010 to 12/31/2010...........  $ 9.47766    $10.37822     7,544,568
   01/01/2011 to 12/31/2011...........  $10.37822    $ 9.88032     6,843,878
   01/01/2012 to 12/31/2012...........  $ 9.88032    $10.87687     6,139,919
AST ADVANCED STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.14215    $10.61267       873,210
   01/01/2007 to 12/31/2007...........  $10.61267    $11.36459     2,362,014
   01/01/2008 to 12/31/2008...........  $11.36459    $ 7.80171     2,319,713
   01/01/2009 to 12/31/2009...........  $ 7.80171    $ 9.62915     2,200,107
   01/01/2010 to 12/31/2010...........  $ 9.62915    $10.70809     2,131,338
   01/01/2011 to 12/31/2011...........  $10.70809    $10.48454     2,058,340
   01/01/2012 to 12/31/2012...........  $10.48454    $11.65298     1,940,847
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.68420    $11.75492             0
   01/01/2007 to 12/31/2007...........  $11.75492    $11.48262             0
   01/01/2008 to 12/31/2008...........  $11.48262    $ 7.32789             0
   01/01/2009 to 12/31/2009...........  $ 7.32789    $ 8.44044             0
   01/01/2010 to 12/31/2010...........  $ 8.44044    $ 9.39776             0
   01/01/2011 to 12/31/2011...........  $ 9.39776    $ 9.51953             0
   01/01/2012 to 05/04/2012...........  $ 9.51953    $10.32353             0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.33511    $10.83790     1,470,871
   01/01/2007 to 12/31/2007...........  $10.83790    $11.56011     2,588,286
   01/01/2008 to 12/31/2008...........  $11.56011    $ 8.06061     3,781,063
   01/01/2009 to 12/31/2009...........  $ 8.06061    $ 9.71989     5,689,327
   01/01/2010 to 12/31/2010...........  $ 9.71989    $10.67667     5,049,654
   01/01/2011 to 12/31/2011...........  $10.67667    $10.31523     4,565,268
   01/01/2012 to 12/31/2012...........  $10.31523    $11.34646     4,118,548

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99756    $ 9.13191     1,589,823
   01/01/2012 to 12/31/2012...........  $ 9.13191    $ 9.99296     1,398,698
AST BLACKROCK VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.50768    $12.69696             0
   01/01/2007 to 12/31/2007...........  $12.69696    $12.56242             0
   01/01/2008 to 12/31/2008...........  $12.56242    $ 7.70297             0
   01/01/2009 to 12/31/2009...........  $ 7.70297    $ 8.90897             0
   01/01/2010 to 12/31/2010...........  $ 8.90897    $ 9.79708             0
   01/01/2011 to 12/31/2011...........  $ 9.79708    $ 9.53469             0
   01/01/2012 to 12/31/2012...........  $ 9.53469    $10.57417             0
AST BOND PORTFOLIO 2016
   05/01/2009* to 12/31/2009..........  $ 9.93817    $ 9.60041             0
   01/01/2010 to 12/31/2010...........  $ 9.60041    $10.38216             0
   01/01/2011 to 12/31/2011...........  $10.38216    $11.13290             0
   01/01/2012 to 12/31/2012...........  $11.13290    $11.34091             0
AST BOND PORTFOLIO 2018
   05/01/2009* to 12/31/2009..........  $ 9.92260    $ 9.66626             0
   01/01/2010 to 12/31/2010...........  $ 9.66626    $10.51104             0
   01/01/2011 to 12/31/2011...........  $10.51104    $11.67616             0
   01/01/2012 to 12/31/2012...........  $11.67616    $12.07152             0
AST BOND PORTFOLIO 2019
   05/01/2009* to 12/31/2009..........  $ 9.90537    $ 9.56715             0
   01/01/2010 to 12/31/2010...........  $ 9.56715    $10.41967             0
   01/01/2011 to 12/31/2011...........  $10.41967    $11.81852             0
   01/01/2012 to 12/31/2012...........  $11.81852    $12.23524             0
AST BOND PORTFOLIO 2020
   05/01/2009* to 12/31/2009..........  $ 9.88409    $ 9.24236             0
   01/01/2010 to 12/31/2010...........  $ 9.24236    $10.10963           676
   01/01/2011 to 12/31/2011...........  $10.10963    $11.73410             0
   01/01/2012 to 12/31/2012...........  $11.73410    $12.20077             0
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........  $ 9.99756    $10.96344             0
   01/01/2011 to 12/31/2011...........  $10.96344    $12.89923         5,764
   01/01/2012 to 12/31/2012...........  $12.89923    $13.47203         4,087
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........  $ 9.99817    $11.97169             0
   01/01/2012 to 12/31/2012...........  $11.97169    $12.39242         3,035

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012..........  $ 9.99757    $10.35646              0
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.50360    $11.12115      6,561,306
   01/01/2007 to 12/31/2007...........  $11.12115    $11.93342     12,935,579
   01/01/2008 to 12/31/2008...........  $11.93342    $ 7.59294     11,371,205
   01/01/2009 to 12/31/2009...........  $ 7.59294    $ 9.30688     10,717,473
   01/01/2010 to 12/31/2010...........  $ 9.30688    $10.31961     10,433,364
   01/01/2011 to 12/31/2011...........  $10.31961    $ 9.84787      9,803,171
   01/01/2012 to 12/31/2012...........  $ 9.84787    $10.95243      9,098,455
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08094    $ 7.31895         39,416
   01/01/2009 to 12/31/2009...........  $ 7.31895    $ 8.83205         63,218
   01/01/2010 to 12/31/2010...........  $ 8.83205    $ 9.66727         88,601
   01/01/2011 to 12/31/2011...........  $ 9.66727    $ 9.28309         95,967
   01/01/2012 to 12/31/2012...........  $ 9.28309    $10.01191        166,539
AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $13.09878    $15.99622              0
   01/01/2007 to 12/31/2007...........  $15.99622    $12.52355              0
   01/01/2008 to 12/31/2008...........  $12.52355    $ 7.95449              0
   01/01/2009 to 12/31/2009...........  $ 7.95449    $10.26325              0
   01/01/2010 to 12/31/2010...........  $10.26325    $12.91748              0
   01/01/2011 to 12/31/2011...........  $12.91748    $13.46633              0
   01/01/2012 to 12/31/2012...........  $13.46633    $15.19077              0
AST DEAM SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.20903    $11.69708              0
   01/01/2007 to 12/31/2007...........  $11.69708    $ 9.40579              0
   01/01/2008 to 07/18/2008...........  $ 9.40579    $ 8.59151              0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.14965    $12.04505              0
   01/01/2007 to 12/31/2007...........  $12.04505    $13.09925              0
   01/01/2008 to 12/31/2008...........  $13.09925    $ 7.16200              0
   01/01/2009 to 12/31/2009...........  $ 7.16200    $ 9.29215              0
   01/01/2010 to 12/31/2010...........  $ 9.29215    $12.04549              0
   01/01/2011 to 12/31/2011...........  $12.04549    $10.23600              0
   01/01/2012 to 12/31/2012...........  $10.23600    $12.01985              0
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10345    $ 7.47852         23,411
   01/01/2009 to 12/31/2009...........  $ 7.47852    $ 8.86670         25,943
   01/01/2010 to 12/31/2010...........  $ 8.86670    $ 9.82698         44,009
   01/01/2011 to 12/31/2011...........  $ 9.82698    $ 9.37344         17,618
   01/01/2012 to 12/31/2012...........  $ 9.37344    $10.41682         20,660

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.04243    $10.53407       617,809
   01/01/2007 to 12/31/2007...........  $10.53407    $11.18251     1,767,825
   01/01/2008 to 12/31/2008...........  $11.18251    $ 7.16462     1,552,160
   01/01/2009 to 12/31/2009...........  $ 7.16462    $ 8.67826     1,491,611
   01/01/2010 to 12/31/2010...........  $ 8.67826    $ 9.70641     1,465,024
   01/01/2011 to 12/31/2011...........  $ 9.70641    $ 9.35035     1,359,077
   01/01/2012 to 12/31/2012...........  $ 9.35035    $10.11678     1,400,860
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.16209    $10.43578       731,245
   01/01/2007 to 12/31/2007...........  $10.43578    $11.37013     2,525,442
   01/01/2008 to 12/31/2008...........  $11.37013    $ 6.59282     2,355,256
   01/01/2009 to 12/31/2009...........  $ 6.59282    $ 8.12252     2,340,434
   01/01/2010 to 12/31/2010...........  $ 8.12252    $ 9.45472     2,557,617
   01/01/2011 to 12/31/2011...........  $ 9.45472    $ 8.67232     2,442,153
   01/01/2012 to 12/31/2012...........  $ 8.67232    $ 9.57690     2,190,385
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99818    $ 7.45402        13,425
   01/01/2009 to 11/13/2009...........  $ 7.45402    $ 8.29630             0
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99818    $10.70738        95,020
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17485    $ 6.09790             0
   01/01/2009 to 12/31/2009...........  $ 6.09790    $ 8.05684             0
   01/01/2010 to 12/31/2010...........  $ 8.05684    $ 9.47128             0
   01/01/2011 to 12/31/2011...........  $ 9.47128    $ 8.79636             0
   01/01/2012 to 12/31/2012...........  $ 8.79636    $10.90830             0
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.20329    $11.51996             0
   01/01/2007 to 12/31/2007...........  $11.51996    $12.84145             0
   01/01/2008 to 12/31/2008...........  $12.84145    $ 7.50118             0
   01/01/2009 to 12/31/2009...........  $ 7.50118    $10.96011             0
   01/01/2010 to 12/31/2010...........  $10.96011    $11.82166             0
   01/01/2011 to 12/31/2011...........  $11.82166    $11.10435             0
   01/01/2012 to 12/31/2012...........  $11.10435    $13.00602             0
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.61651    $11.71945             0
   01/01/2007 to 12/31/2007...........  $11.71945    $12.04791             0
   01/01/2008 to 12/31/2008...........  $12.04791    $ 6.98810             0
   01/01/2009 to 12/31/2009...........  $ 6.98810    $ 8.14575             0
   01/01/2010 to 12/31/2010...........  $ 8.14575    $ 8.99314             0
   01/01/2011 to 12/31/2011...........  $ 8.99314    $ 8.31011             0
   01/01/2012 to 12/31/2012...........  $ 8.31011    $ 9.72534             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.08434    $10.94421            0
   01/01/2007 to 12/31/2007...........  $10.94421    $12.77287            0
   01/01/2008 to 12/31/2008...........  $12.77287    $ 7.39570            0
   01/01/2009 to 12/31/2009...........  $ 7.39570    $11.36264            0
   01/01/2010 to 12/31/2010...........  $11.36264    $13.31590            0
   01/01/2011 to 12/31/2011...........  $13.31590    $12.63558            0
   01/01/2012 to 12/31/2012...........  $12.63558    $14.78088            0
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03306    $ 7.61998            0
   01/01/2009 to 12/31/2009...........  $ 7.61998    $ 9.45304            0
   01/01/2010 to 12/31/2010...........  $ 9.45304    $11.71980            0
   01/01/2011 to 12/31/2011...........  $11.71980    $11.61152            0
   01/01/2012 to 12/31/2012...........  $11.61152    $13.13736            0
AST HIGH YIELD PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.05733    $10.59002            0
   01/01/2007 to 12/31/2007...........  $10.59002    $10.61268            0
   01/01/2008 to 12/31/2008...........  $10.61268    $ 7.72782            0
   01/01/2009 to 12/31/2009...........  $ 7.72782    $10.24484            0
   01/01/2010 to 12/31/2010...........  $10.24484    $11.37212            0
   01/01/2011 to 12/31/2011...........  $11.37212    $11.47527            0
   01/01/2012 to 12/31/2012...........  $11.47527    $12.77941            0
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08912    $ 7.58716       49,807
   01/01/2009 to 12/31/2009...........  $ 7.58716    $ 9.15528       81,519
   01/01/2010 to 12/31/2010...........  $ 9.15528    $ 9.99239       89,731
   01/01/2011 to 12/31/2011...........  $ 9.99239    $ 9.72331       81,041
   01/01/2012 to 12/31/2012...........  $ 9.72331    $10.47221      107,460
AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99169    $10.56677            0
   01/01/2007 to 12/31/2007...........  $10.56677    $12.30178            0
   01/01/2008 to 12/31/2008...........  $12.30178    $ 5.98731            0
   01/01/2009 to 12/31/2009...........  $ 5.98731    $ 7.92187            0
   01/01/2010 to 12/31/2010...........  $ 7.92187    $ 8.87097            0
   01/01/2011 to 12/31/2011...........  $ 8.87097    $ 7.55472            0
   01/01/2012 to 12/31/2012...........  $ 7.55472    $ 8.89293            0
AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2006* to 12/31/2006..........  $10.00984    $10.82889            0
   01/01/2007 to 12/31/2007...........  $10.82889    $12.47484            0
   01/01/2008 to 12/31/2008...........  $12.47484    $ 6.83160            0
   01/01/2009 to 12/31/2009...........  $ 6.83160    $ 8.71894            0
   01/01/2010 to 12/31/2010...........  $ 8.71894    $ 9.47217            0
   01/01/2011 to 12/31/2011...........  $ 9.47217    $ 8.10141            0
   01/01/2012 to 12/31/2012...........  $ 8.10141    $ 9.24419            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11164    $ 7.11287       42,503
   01/01/2009 to 12/31/2009...........  $ 7.11287    $ 8.81140       39,452
   01/01/2010 to 12/31/2010...........  $ 8.81140    $ 9.80827       37,937
   01/01/2011 to 12/31/2011...........  $ 9.80827    $ 9.53814       19,602
   01/01/2012 to 12/31/2012...........  $ 9.53814    $10.59496       55,493
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.90941    $11.49327            0
   01/01/2007 to 12/31/2007...........  $11.49327    $11.45739      301,914
   01/01/2008 to 12/31/2008...........  $11.45739    $ 9.23119      349,586
   01/01/2009 to 12/31/2009...........  $ 9.23119    $11.01602      377,710
   01/01/2010 to 12/31/2010...........  $11.01602    $11.56220      376,904
   01/01/2011 to 12/31/2011...........  $11.56220    $11.33459      367,461
   01/01/2012 to 12/31/2012...........  $11.33459    $12.27304      545,336
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08356    $10.28302            0
   01/01/2010 to 12/31/2010...........  $10.28302    $11.19487            0
   01/01/2011 to 12/31/2011...........  $11.19487    $11.02146            0
   01/01/2012 to 12/31/2012...........  $11.02146    $12.41541            0
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14494    $10.29281            0
   01/01/2010 to 12/31/2010...........  $10.29281    $11.44781          885
   01/01/2011 to 12/31/2011...........  $11.44781    $10.53872            0
   01/01/2012 to 12/31/2012...........  $10.53872    $11.67038            0
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.07550    $12.73435            0
   01/01/2007 to 12/31/2007...........  $12.73435    $13.62815            0
   01/01/2008 to 12/31/2008...........  $13.62815    $ 7.81267            0
   01/01/2009 to 12/31/2009...........  $ 7.81267    $10.38229            0
   01/01/2010 to 12/31/2010...........  $10.38229    $10.88206            0
   01/01/2011 to 12/31/2011...........  $10.88206    $ 9.66899            0
   01/01/2012 to 12/31/2012...........  $ 9.66899    $11.52759            0
AST LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.04913    $12.17354            0
   01/01/2007 to 12/31/2007...........  $12.17354    $11.54866            0
   01/01/2008 to 12/31/2008...........  $11.54866    $ 6.60817            0
   01/01/2009 to 12/31/2009...........  $ 6.60817    $ 7.71877            0
   01/01/2010 to 12/31/2010...........  $ 7.71877    $ 8.54237            0
   01/01/2011 to 12/31/2011...........  $ 8.54237    $ 8.00512            0
   01/01/2012 to 12/31/2012...........  $ 8.00512    $ 9.15076            0
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.18232    $10.63464            0
   01/01/2007 to 12/31/2007...........  $10.63464    $11.03240            0
   01/01/2008 to 12/31/2008...........  $11.03240    $ 8.28063            0
   01/01/2009 to 12/31/2009...........  $ 8.28063    $10.90085            0
   01/01/2010 to 12/31/2010...........  $10.90085    $12.09106            0
   01/01/2011 to 12/31/2011...........  $12.09106    $13.02828            0
   01/01/2012 to 12/31/2012...........  $13.02828    $13.49666            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.12177    $11.38185         0
   01/01/2007 to 12/31/2007...........  $11.38185    $12.79579         0
   01/01/2008 to 12/31/2008...........  $12.79579    $ 7.05018         0
   01/01/2009 to 12/31/2009...........  $ 7.05018    $ 8.94686         0
   01/01/2010 to 12/31/2010...........  $ 8.94686    $10.47834         0
   01/01/2011 to 12/31/2011...........  $10.47834    $10.15451         0
   01/01/2012 to 12/31/2012...........  $10.15451    $11.14880         0
AST MFS GLOBAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.41248    $12.67817         0
   01/01/2007 to 12/31/2007...........  $12.67817    $13.56337         0
   01/01/2008 to 12/31/2008...........  $13.56337    $ 8.75586         0
   01/01/2009 to 12/31/2009...........  $ 8.75586    $11.26126         0
   01/01/2010 to 12/31/2010...........  $11.26126    $12.34035         0
   01/01/2011 to 12/31/2011...........  $12.34035    $11.69116         0
   01/01/2012 to 12/31/2012...........  $11.69116    $14.07213         0
AST MFS GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.02534    $11.48567         0
   01/01/2007 to 12/31/2007...........  $11.48567    $12.92858         0
   01/01/2008 to 12/31/2008...........  $12.92858    $ 8.05364         0
   01/01/2009 to 12/31/2009...........  $ 8.05364    $ 9.79086         0
   01/01/2010 to 12/31/2010...........  $ 9.79086    $10.79966         0
   01/01/2011 to 12/31/2011...........  $10.79966    $10.49959         0
   01/01/2012 to 12/31/2012...........  $10.49959    $12.02243         0
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99818    $10.17554         0
AST MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.02794    $11.51347         0
   01/01/2007 to 12/31/2007...........  $11.51347    $11.56862         0
   01/01/2008 to 12/31/2008...........  $11.56862    $ 7.00032         0
   01/01/2009 to 12/31/2009...........  $ 7.00032    $ 9.50836         0
   01/01/2010 to 12/31/2010...........  $ 9.50836    $11.49463         0
   01/01/2011 to 12/31/2011...........  $11.49463    $10.85406         0
   01/01/2012 to 12/31/2012...........  $10.85406    $12.56906         0
AST MONEY MARKET PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99935    $10.17121         0
   01/01/2007 to 12/31/2007...........  $10.17121    $10.43398         0
   01/01/2008 to 12/31/2008...........  $10.43398    $10.46036         0
   01/01/2009 to 12/31/2009...........  $10.46036    $10.25552         0
   01/01/2010 to 12/31/2010...........  $10.25552    $10.03229         0
   01/01/2011 to 12/31/2011...........  $10.03229    $ 9.81415         0
   01/01/2012 to 12/31/2012...........  $ 9.81415    $ 9.59827         0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.63310    $11.73524         0
   01/01/2007 to 12/31/2007...........  $11.73524    $11.83935         0
   01/01/2008 to 12/31/2008...........  $11.83935    $ 6.68549         0
   01/01/2009 to 12/31/2009...........  $ 6.68549    $ 9.19594         0
   01/01/2010 to 12/31/2010...........  $ 9.19594    $11.10141         0
   01/01/2011 to 12/31/2011...........  $11.10141    $10.58780         0
   01/01/2012 to 12/31/2012...........  $10.58780    $12.12804         0
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.02808    $10.06097         0
   01/01/2012 to 12/31/2012...........  $10.06097    $10.31851         0
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.33643    $12.58620         0
   01/01/2007 to 12/31/2007...........  $12.58620    $15.04070         0
   01/01/2008 to 12/31/2008...........  $15.04070    $ 8.35729         0
   01/01/2009 to 12/31/2009...........  $ 8.35729    $10.60820         0
   01/01/2010 to 12/31/2010...........  $10.60820    $13.35009         0
   01/01/2011 to 12/31/2011...........  $13.35009    $13.27697         0
   01/01/2012 to 12/31/2012...........  $13.27697    $14.59214         0
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.47605    $10.81666         0
   01/01/2007 to 12/31/2007...........  $10.81666    $12.55697         0
   01/01/2008 to 12/31/2008...........  $12.55697    $ 7.05627         0
   01/01/2009 to 12/31/2009...........  $ 7.05627    $ 8.45808         0
   01/01/2010 to 12/31/2010...........  $ 8.45808    $ 9.94865         0
   01/01/2011 to 04/29/2011...........  $ 9.94865    $11.13856         0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99818    $10.28444         0
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10092    $ 5.55970         0
   01/01/2009 to 12/31/2009...........  $ 5.55970    $ 9.05407         0
   01/01/2010 to 12/31/2010...........  $ 9.05407    $10.82692         0
   01/01/2011 to 12/31/2011...........  $10.82692    $ 8.44241         0
   01/01/2012 to 12/31/2012...........  $ 8.44241    $ 9.73673         0
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.01081    $10.16415         0
   01/01/2007 to 12/31/2007...........  $10.16415    $10.61523         0
   01/01/2008 to 12/31/2008...........  $10.61523    $10.49732         0
   01/01/2009 to 12/31/2009...........  $10.49732    $11.31653         0
   01/01/2010 to 12/31/2010...........  $11.31653    $11.49897         0
   01/01/2011 to 12/31/2011...........  $11.49897    $11.49917         0
   01/01/2012 to 12/31/2012...........  $11.49917    $11.77377         0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.97082    $10.26474             0
   01/01/2007 to 12/31/2007...........  $10.26474    $10.87171             0
   01/01/2008 to 12/31/2008...........  $10.87171    $10.39223             0
   01/01/2009 to 12/31/2009...........  $10.39223    $11.84329         1,354
   01/01/2010 to 12/31/2010...........  $11.84329    $12.47663         1,353
   01/01/2011 to 12/31/2011...........  $12.47663    $12.59042             0
   01/01/2012 to 12/31/2012...........  $12.59042    $13.46070             0
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.18649    $10.59390       497,956
   01/01/2007 to 12/31/2007...........  $10.59390    $11.26294     1,319,704
   01/01/2008 to 12/31/2008...........  $11.26294    $ 8.86866     1,865,612
   01/01/2009 to 12/31/2009...........  $ 8.86866    $10.41144     3,275,055
   01/01/2010 to 12/31/2010...........  $10.41144    $11.25882     2,956,420
   01/01/2011 to 12/31/2011...........  $11.25882    $11.12122     2,743,932
   01/01/2012 to 12/31/2012...........  $11.12122    $12.00437     2,824,903
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.01809    $10.06089             0
   01/01/2012 to 12/31/2012...........  $10.06089    $10.53869             0
AST QMA US EQUITY ALPHA PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.61055    $11.40033             0
   01/01/2007 to 12/31/2007...........  $11.40033    $11.38033             0
   01/01/2008 to 12/31/2008...........  $11.38033    $ 6.82050             0
   01/01/2009 to 12/31/2009...........  $ 6.82050    $ 8.12604             0
   01/01/2010 to 12/31/2010...........  $ 8.12604    $ 9.14329             0
   01/01/2011 to 12/31/2011...........  $ 9.14329    $ 9.25157             0
   01/01/2012 to 12/31/2012...........  $ 9.25157    $10.74903             0
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99817    $ 8.86648             0
   01/01/2012 to 12/31/2012...........  $ 8.86648    $ 9.81199             0
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09912    $ 6.67246        28,640
   01/01/2009 to 12/31/2009...........  $ 6.67246    $ 8.27770        58,285
   01/01/2010 to 12/31/2010...........  $ 8.27770    $ 9.25676        76,010
   01/01/2011 to 12/31/2011...........  $ 9.25676    $ 8.83709        96,013
   01/01/2012 to 12/31/2012...........  $ 8.83709    $10.01673        59,771
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.43974    $11.01325             0
   01/01/2007 to 12/31/2007...........  $11.01325    $11.73026        99,324
   01/01/2008 to 12/31/2008...........  $11.73026    $ 8.00838        94,965
   01/01/2009 to 12/31/2009...........  $ 8.00838    $ 9.97919       203,554
   01/01/2010 to 12/31/2010...........  $ 9.97919    $10.91252       281,952
   01/01/2011 to 12/31/2011...........  $10.91252    $10.31190       487,908
   01/01/2012 to 12/31/2012...........  $10.31190    $11.20774       388,499

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.90465    $ 9.87625             0
   01/01/2007 to 12/31/2007...........  $ 9.87625    $10.34839             0
   01/01/2008 to 12/31/2008...........  $10.34839    $ 6.57832             0
   01/01/2009 to 12/31/2009...........  $ 6.57832    $ 8.61513             0
   01/01/2010 to 12/31/2010...........  $ 8.61513    $11.49409             0
   01/01/2011 to 12/31/2011...........  $11.49409    $11.13148             0
   01/01/2012 to 12/31/2012...........  $11.13148    $12.21161             0
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.92633    $12.44163             0
   01/01/2007 to 12/31/2007...........  $12.44163    $11.48395             0
   01/01/2008 to 12/31/2008...........  $11.48395    $ 7.89338             0
   01/01/2009 to 12/31/2009...........  $ 7.89338    $ 9.80392             0
   01/01/2010 to 12/31/2010...........  $ 9.80392    $12.08066             0
   01/01/2011 to 12/31/2011...........  $12.08066    $11.10904             0
   01/01/2012 to 12/31/2012...........  $11.10904    $12.83722             0
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.67335    $11.33991        13,042
   01/01/2007 to 12/31/2007...........  $11.33991    $11.79020     1,168,970
   01/01/2008 to 12/31/2008...........  $11.79020    $ 8.53907       854,993
   01/01/2009 to 12/31/2009...........  $ 8.53907    $10.36705       868,302
   01/01/2010 to 12/31/2010...........  $10.36705    $11.30851       861,448
   01/01/2011 to 12/31/2011...........  $11.30851    $11.27944       828,168
   01/01/2012 to 12/31/2012...........  $11.27944    $12.51966       805,114
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.98800    $12.18054             0
   01/01/2007 to 12/31/2007...........  $12.18054    $11.48624             0
   01/01/2008 to 12/31/2008...........  $11.48624    $ 6.52810             0
   01/01/2009 to 12/31/2009...........  $ 6.52810    $ 7.90362             0
   01/01/2010 to 12/31/2010...........  $ 7.90362    $ 8.75354             0
   01/01/2011 to 12/31/2011...........  $ 8.75354    $ 8.42085             0
   01/01/2012 to 12/31/2012...........  $ 8.42085    $ 9.65593             0
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.51777    $ 9.77542             0
   01/01/2007 to 12/31/2007...........  $ 9.77542    $10.48123             0
   01/01/2008 to 12/31/2008...........  $10.48123    $10.00096             0
   01/01/2009 to 12/31/2009...........  $10.00096    $10.96586             0
   01/01/2010 to 12/31/2010...........  $10.96586    $11.34046             0
   01/01/2011 to 12/31/2011...........  $11.34046    $11.54872             0
   01/01/2012 to 12/31/2012...........  $11.54872    $11.88441             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.93969    $10.42785            0
   01/01/2007 to 12/31/2007...........  $10.42785    $11.03694            0
   01/01/2008 to 12/31/2008...........  $11.03694    $ 6.41495            0
   01/01/2009 to 12/31/2009...........  $ 6.41495    $ 9.62234            0
   01/01/2010 to 12/31/2010...........  $ 9.62234    $10.89854            0
   01/01/2011 to 12/31/2011...........  $10.89854    $10.47838            0
   01/01/2012 to 12/31/2012...........  $10.47838    $12.04928            0
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $13.72060    $13.23998            0
   01/01/2007 to 12/31/2007...........  $13.23998    $18.19215            0
   01/01/2008 to 12/31/2008...........  $18.19215    $ 8.89797            0
   01/01/2009 to 12/31/2009...........  $ 8.89797    $12.99675            0
   01/01/2010 to 12/31/2010...........  $12.99675    $15.31064            0
   01/01/2011 to 12/31/2011...........  $15.31064    $12.74029            0
   01/01/2012 to 12/31/2012...........  $12.74029    $12.91003            0
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.62249    $11.30662            0
   01/01/2007 to 12/31/2007...........  $11.30662    $12.11353            0
   01/01/2008 to 12/31/2008...........  $12.11353    $ 6.83224            0
   01/01/2009 to 12/31/2009...........  $ 6.83224    $ 8.58160            0
   01/01/2010 to 12/31/2010...........  $ 8.58160    $ 9.62121            0
   01/01/2011 to 12/31/2011...........  $ 9.62121    $ 9.08459        2,223
   01/01/2012 to 12/31/2012...........  $ 9.08459    $ 9.86225        4,081
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........  $ 9.99817    $ 9.97260            0
   01/01/2008 to 12/31/2008...........  $ 9.97260    $ 9.24479            0
   01/01/2009 to 12/31/2009...........  $ 9.24479    $10.09286            0
   01/01/2010 to 12/31/2010...........  $10.09286    $10.64051            0
   01/01/2011 to 12/31/2011...........  $10.64051    $11.03361            0
   01/01/2012 to 12/31/2012...........  $11.03361    $11.63787            0
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07796    $ 6.61789       61,258
   01/01/2009 to 12/31/2009...........  $ 6.61789    $ 8.41819      104,719
   01/01/2010 to 12/31/2010...........  $ 8.41819    $ 9.07616      130,503
   01/01/2011 to 12/31/2011...........  $ 9.07616    $ 8.72845      149,496
   01/01/2012 to 09/21/2012...........  $ 8.72845    $ 9.73895            0
PROFUND VP CONSUMER GOODS PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08884    $ 7.64224            0
   01/01/2009 to 12/31/2009...........  $ 7.64224    $ 9.08601            0
   01/01/2010 to 12/31/2010...........  $ 9.08601    $10.42895            0
   01/01/2011 to 12/31/2011...........  $10.42895    $10.90842            0
   01/01/2012 to 12/31/2012...........  $10.90842    $11.82635            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP CONSUMER SERVICES
   05/01/2008* to 12/31/2008..........  $10.26785    $ 7.01551         0
   01/01/2009 to 12/31/2009...........  $ 7.01551    $ 8.97465         0
   01/01/2010 to 12/31/2010...........  $ 8.97465    $10.65472         0
   01/01/2011 to 12/31/2011...........  $10.65472    $10.99375         0
   01/01/2012 to 12/31/2012...........  $10.99375    $13.12731         0
PROFUND VP FINANCIALS
   05/01/2008* to 12/31/2008..........  $10.38554    $ 5.25170         0
   01/01/2009 to 12/31/2009...........  $ 5.25170    $ 5.90700         0
   01/01/2010 to 12/31/2010...........  $ 5.90700    $ 6.40853         0
   01/01/2011 to 12/31/2011...........  $ 6.40853    $ 5.40074         0
   01/01/2012 to 12/31/2012...........  $ 5.40074    $ 6.58774         0
PROFUND VP HEALTH CARE
   05/01/2008* to 12/31/2008..........  $10.15177    $ 8.30434         0
   01/01/2009 to 12/31/2009...........  $ 8.30434    $ 9.70984         0
   01/01/2010 to 12/31/2010...........  $ 9.70984    $ 9.76625         0
   01/01/2011 to 12/31/2011...........  $ 9.76625    $10.51768         0
   01/01/2012 to 12/31/2012...........  $10.51768    $12.07599         0
PROFUND VP INDUSTRIALS
   05/01/2008* to 12/31/2008..........  $10.16527    $ 6.07345         0
   01/01/2009 to 12/31/2009...........  $ 6.07345    $ 7.37123         0
   01/01/2010 to 12/31/2010...........  $ 7.37123    $ 8.92120         0
   01/01/2011 to 12/31/2011...........  $ 8.92120    $ 8.56951         0
   01/01/2012 to 12/31/2012...........  $ 8.56951    $ 9.70472         0
PROFUND VP LARGE-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.11050    $ 6.69076         0
   01/01/2009 to 12/31/2009...........  $ 6.69076    $ 8.48914         0
   01/01/2010 to 12/31/2010...........  $ 8.48914    $ 9.39705         0
   01/01/2011 to 12/31/2011...........  $ 9.39705    $ 9.47832         0
   01/01/2012 to 12/31/2012...........  $ 9.47832    $10.44818         0
PROFUND VP LARGE-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.24128    $ 6.24766         0
   01/01/2009 to 12/31/2009...........  $ 6.24766    $ 7.29948         0
   01/01/2010 to 12/31/2010...........  $ 7.29948    $ 8.05941         0
   01/01/2011 to 12/31/2011...........  $ 8.05941    $ 7.78165         0
   01/01/2012 to 12/31/2012...........  $ 7.78165    $ 8.78364         0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP MID-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.07228    $ 6.17594         0
   01/01/2009 to 12/31/2009...........  $ 6.17594    $ 8.35444         0
   01/01/2010 to 12/31/2010...........  $ 8.35444    $10.49265         0
   01/01/2011 to 12/31/2011...........  $10.49265    $ 9.96515         0
   01/01/2012 to 12/31/2012...........  $ 9.96515    $11.24447         0
PROFUND VP MID-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.18826    $ 6.43929         0
   01/01/2009 to 12/31/2009...........  $ 6.43929    $ 8.24187         0
   01/01/2010 to 12/31/2010...........  $ 8.24187    $ 9.70911         0
   01/01/2011 to 12/31/2011...........  $ 9.70911    $ 9.12308         0
   01/01/2012 to 12/31/2012...........  $ 9.12308    $10.39978         0
PROFUND VP REAL ESTATE
   05/01/2008* to 12/31/2008..........  $10.25876    $ 5.49689         0
   01/01/2009 to 12/31/2009...........  $ 5.49689    $ 6.87569         0
   01/01/2010 to 12/31/2010...........  $ 6.87569    $ 8.38477         0
   01/01/2011 to 12/31/2011...........  $ 8.38477    $ 8.59019         0
   01/01/2012 to 12/31/2012...........  $ 8.59019    $ 9.84334         0
PROFUND VP SMALL-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.11340    $ 6.78354         0
   01/01/2009 to 12/31/2009...........  $ 6.78354    $ 8.37044         0
   01/01/2010 to 12/31/2010...........  $ 8.37044    $10.29229         0
   01/01/2011 to 12/31/2011...........  $10.29229    $10.19515         0
   01/01/2012 to 12/31/2012...........  $10.19515    $11.21492         0
PROFUND VP SMALL-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.22840    $ 7.15156         0
   01/01/2009 to 12/31/2009...........  $ 7.15156    $ 8.42108         0
   01/01/2010 to 12/31/2010...........  $ 8.42108    $10.05617         0
   01/01/2011 to 12/31/2011...........  $10.05617    $ 9.43173         0
   01/01/2012 to 12/31/2012...........  $ 9.43173    $10.71406         0
PROFUND VP TELECOMMUNICATIONS
   05/01/2008* to 12/31/2008..........  $10.27798    $ 7.24083         0
   01/01/2009 to 12/31/2009...........  $ 7.24083    $ 7.59983         0
   01/01/2010 to 12/31/2010...........  $ 7.59983    $ 8.59861         0
   01/01/2011 to 12/31/2011...........  $ 8.59861    $ 8.56679         0
   01/01/2012 to 12/31/2012...........  $ 8.56679    $ 9.76181         0
PROFUND VP UTILITIES
   05/01/2008* to 12/31/2008..........  $10.09843    $ 7.18768         0
   01/01/2009 to 12/31/2009...........  $ 7.18768    $ 7.78417         0
   01/01/2010 to 12/31/2010...........  $ 7.78417    $ 8.06597         0
   01/01/2011 to 12/31/2011...........  $ 8.06597    $ 9.27014         0
   01/01/2012 to 12/31/2012...........  $ 9.27014    $ 9.07852         0



* Denotes the start date of these sub-accounts

                               PREMIER L SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

          ACCUMULATION UNIT VALUES: WITH COMBO 5%/HAV 80 BPS (2.30%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.77136    $ 9.45889     4,634,630
   01/01/2010 to 12/31/2010...........  $ 9.45889    $10.35258     5,137,364
   01/01/2011 to 12/31/2011...........  $10.35258    $ 9.85110     4,511,499
   01/01/2012 to 12/31/2012...........  $ 9.85110    $10.83936     4,512,237
AST ADVANCED STRATEGIES PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.78104    $ 9.61143     1,777,502
   01/01/2010 to 12/31/2010...........  $ 9.61143    $10.68319     2,019,590
   01/01/2011 to 12/31/2011...........  $10.68319    $10.45514     1,914,200
   01/01/2012 to 12/31/2012...........  $10.45514    $11.61448     2,135,086
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.81667    $ 8.42035        31,911
   01/01/2010 to 12/31/2010...........  $ 8.42035    $ 9.37086        45,310
   01/01/2011 to 12/31/2011...........  $ 9.37086    $ 9.48765        45,137
   01/01/2012 to 05/04/2012...........  $ 9.48765    $10.28723             0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 8.08500    $ 9.70059     3,064,712
   01/01/2010 to 12/31/2010...........  $ 9.70059    $10.65023     3,948,773
   01/01/2011 to 12/31/2011...........  $10.65023    $10.28464     3,425,837
   01/01/2012 to 12/31/2012...........  $10.28464    $11.30707     3,544,040
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99751    $ 9.12885        80,984
   01/01/2012 to 12/31/2012...........  $ 9.12885    $ 9.98474        84,304
AST BLACKROCK VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.04435    $ 8.88795        22,055
   01/01/2010 to 12/31/2010...........  $ 8.88795    $ 9.76915        27,202
   01/01/2011 to 12/31/2011...........  $ 9.76915    $ 9.50286        16,188
   01/01/2012 to 12/31/2012...........  $ 9.50286    $10.53358        19,902
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.58366    $ 9.28814     5,711,545
   01/01/2010 to 12/31/2010...........  $ 9.28814    $10.29386     6,530,490
   01/01/2011 to 12/31/2011...........  $10.29386    $ 9.81857     5,407,760
   01/01/2012 to 12/31/2012...........  $ 9.81857    $10.91458     5,748,233
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.43108    $ 8.82485       737,299
   01/01/2010 to 12/31/2010...........  $ 8.82485    $ 9.65463     1,444,005
   01/01/2011 to 12/31/2011...........  $ 9.65463    $ 9.26641     1,175,865
   01/01/2012 to 12/31/2012...........  $ 9.26641    $ 9.98915     1,264,108

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.79233    $10.23905        13,457
   01/01/2010 to 12/31/2010...........  $10.23905    $12.88076        18,915
   01/01/2011 to 12/31/2011...........  $12.88076    $13.42144        29,148
   01/01/2012 to 12/31/2012...........  $13.42144    $15.13273        30,903
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.13483    $ 9.27013        13,008
   01/01/2010 to 12/31/2010...........  $ 9.27013    $12.01118        17,888
   01/01/2011 to 12/31/2011...........  $12.01118    $10.20193        29,595
   01/01/2012 to 12/31/2012...........  $10.20193    $11.97389        31,151
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.43009    $ 8.85972       106,110
   01/01/2010 to 12/31/2010...........  $ 8.85972    $ 9.81450       239,549
   01/01/2011 to 12/31/2011...........  $ 9.81450    $ 9.35692       186,134
   01/01/2012 to 12/31/2012...........  $ 9.35692    $10.39334       233,489
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.06217    $ 8.66215       970,053
   01/01/2010 to 12/31/2010...........  $ 8.66215    $ 9.68378     1,094,089
   01/01/2011 to 12/31/2011...........  $ 9.68378    $ 9.32398       998,738
   01/01/2012 to 12/31/2012...........  $ 9.32398    $10.08333     1,031,065
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.66739    $ 8.10732     1,532,700
   01/01/2010 to 12/31/2010...........  $ 8.10732    $ 9.43250     1,911,779
   01/01/2011 to 12/31/2011...........  $ 9.43250    $ 8.64767     1,594,603
   01/01/2012 to 12/31/2012...........  $ 8.64767    $ 9.54508     1,783,198
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99814    $10.70381     1,597,720
AST GLOBAL REAL ESTATE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 5.70322    $ 8.05116        11,445
   01/01/2010 to 12/31/2010...........  $ 8.05116    $ 9.46002        24,643
   01/01/2011 to 12/31/2011...........  $ 9.46002    $ 8.78163        19,788
   01/01/2012 to 12/31/2012...........  $ 8.78163    $10.88468        22,310
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 8.56640    $10.93431        43,192
   01/01/2010 to 12/31/2010...........  $10.93431    $11.78814        53,396
   01/01/2011 to 12/31/2011...........  $11.78814    $11.06745        52,648
   01/01/2012 to 12/31/2012...........  $11.06745    $12.95645        58,705
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.74995    $ 8.12654        39,583
   01/01/2010 to 12/31/2010...........  $ 8.12654    $ 8.96759        72,779
   01/01/2011 to 12/31/2011...........  $ 8.96759    $ 8.28237        36,851
   01/01/2012 to 12/31/2012...........  $ 8.28237    $ 9.68809        42,794
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 8.46701    $11.33587        50,108
   01/01/2010 to 12/31/2010...........  $11.33587    $13.27803        74,901
   01/01/2011 to 12/31/2011...........  $13.27803    $12.59342        48,591
   01/01/2012 to 12/31/2012...........  $12.59342    $14.72440        80,352
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.37800    $ 9.44641        10,566
   01/01/2010 to 12/31/2010...........  $ 9.44641    $11.70578        19,745
   01/01/2011 to 12/31/2011...........  $11.70578    $11.59196        19,295
   01/01/2012 to 12/31/2012...........  $11.59196    $13.10878        22,555
AST HIGH YIELD PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 8.19007    $10.22092        18,211
   01/01/2010 to 12/31/2010...........  $10.22092    $11.33996        28,487
   01/01/2011 to 12/31/2011...........  $11.33996    $11.43711        24,583
   01/01/2012 to 12/31/2012...........  $11.43711    $12.73073        28,637

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.74207    $ 9.14789       502,973
   01/01/2010 to 12/31/2010...........  $ 9.14789    $ 9.97940       724,144
   01/01/2011 to 12/31/2011...........  $ 9.97940    $ 9.70594       638,997
   01/01/2012 to 12/31/2012...........  $ 9.70594    $10.44837       664,544
AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.05136    $ 7.90775        34,217
   01/01/2010 to 12/31/2010...........  $ 7.90775    $ 8.85072        40,087
   01/01/2011 to 12/31/2011...........  $ 8.85072    $ 7.53378        30,791
   01/01/2012 to 12/31/2012...........  $ 7.53378    $ 8.86389        37,956
AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.72862    $ 8.70312        26,080
   01/01/2010 to 12/31/2010...........  $ 8.70312    $ 9.45037        37,505
   01/01/2011 to 12/31/2011...........  $ 9.45037    $ 8.07874        25,333
   01/01/2012 to 12/31/2012...........  $ 8.07874    $ 9.21373        32,623
AST INVESTMENT GRADE BOND PORTFOLIO
   05/01/2009* to 12/31/2009..........  $ 9.98124    $10.83253         1,635
   01/01/2010 to 12/31/2010...........  $10.83253    $11.73376         6,091
   01/01/2011 to 12/31/2011...........  $11.73376    $12.89793     3,863,808
   01/01/2012 to 12/31/2012...........  $12.89793    $13.79278     1,572,043
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.22661    $ 8.80420       492,765
   01/01/2010 to 12/31/2010...........  $ 8.80420    $ 9.79553       752,454
   01/01/2011 to 12/31/2011...........  $ 9.79553    $ 9.52105       590,661
   01/01/2012 to 12/31/2012...........  $ 9.52105    $10.57078       712,315
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.50670    $10.99024       491,443
   01/01/2010 to 12/31/2010...........  $10.99024    $11.52951       515,178
   01/01/2011 to 12/31/2011...........  $11.52951    $11.29693       465,852
   01/01/2012 to 12/31/2012...........  $11.29693    $12.22630       488,641
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08352    $10.28234             0
   01/01/2010 to 12/31/2010...........  $10.28234    $11.18859        12,626
   01/01/2011 to 12/31/2011...........  $11.18859    $11.00994         4,099
   01/01/2012 to 12/31/2012...........  $11.00994    $12.39649         4,790
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14490    $10.29213             0
   01/01/2010 to 12/31/2010...........  $10.29213    $11.44159         5,126
   01/01/2011 to 12/31/2011...........  $11.44159    $10.52792         6,183
   01/01/2012 to 12/31/2012...........  $10.52792    $11.65274         7,894
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.72894    $10.35804       142,828
   01/01/2010 to 12/31/2010...........  $10.35804    $10.85122        97,893
   01/01/2011 to 12/31/2011...........  $10.85122    $ 9.63698        79,641
   01/01/2012 to 12/31/2012...........  $ 9.63698    $11.48382        88,347
AST LARGE-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.09303    $ 7.70055         7,953
   01/01/2010 to 12/31/2010...........  $ 7.70055    $ 8.51795         4,112
   01/01/2011 to 12/31/2011...........  $ 8.51795    $ 7.97841         2,793
   01/01/2012 to 12/31/2012...........  $ 7.97841    $ 9.11568         2,856

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.04118    $10.87532       24,230
   01/01/2010 to 12/31/2010...........  $10.87532    $12.05706       31,946
   01/01/2011 to 12/31/2011...........  $12.05706    $12.98528       41,423
   01/01/2012 to 12/31/2012...........  $12.98528    $13.44559       55,025
AST MARSICO CAPITAL GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.03373    $ 8.92597      155,405
   01/01/2010 to 12/31/2010...........  $ 8.92597    $10.44883       97,355
   01/01/2011 to 12/31/2011...........  $10.44883    $10.12099       82,837
   01/01/2012 to 12/31/2012...........  $10.12099    $11.10653      100,725
AST MFS GLOBAL EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 8.47709    $11.23486       57,798
   01/01/2010 to 12/31/2010...........  $11.23486    $12.30530      124,310
   01/01/2011 to 12/31/2011...........  $12.30530    $11.65219       67,237
   01/01/2012 to 12/31/2012...........  $11.65219    $14.01846      113,194
AST MFS GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 8.07069    $ 9.76781        7,646
   01/01/2010 to 12/31/2010...........  $ 9.76781    $10.76895       12,348
   01/01/2011 to 12/31/2011...........  $10.76895    $10.46467       14,878
   01/01/2012 to 12/31/2012...........  $10.46467    $11.97661       15,312
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99814    $10.17373            0
AST MID-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.16823    $ 9.48619       13,814
   01/01/2010 to 12/31/2010...........  $ 9.48619    $11.46229       17,737
   01/01/2011 to 12/31/2011...........  $11.46229    $10.81819        9,906
   01/01/2012 to 12/31/2012...........  $10.81819    $12.52141        8,944
AST MONEY MARKET PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.38695    $10.23676       21,842
   01/01/2010 to 12/31/2010...........  $10.23676    $10.00912       68,352
   01/01/2011 to 12/31/2011...........  $10.00912    $ 9.78655      141,326
   01/01/2012 to 12/31/2012...........  $ 9.78655    $ 9.56663       94,510
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.78418    $ 9.17426       90,627
   01/01/2010 to 12/31/2010...........  $ 9.17426    $11.06988       85,558
   01/01/2011 to 12/31/2011...........  $11.06988    $10.55254       65,485
   01/01/2012 to 12/31/2012...........  $10.55254    $12.08173      104,204
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.02804    $10.06016          739
   01/01/2012 to 12/31/2012...........  $10.06016    $10.31283       10,806
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 8.55048    $10.58299       58,714
   01/01/2010 to 12/31/2010...........  $10.58299    $13.31188      100,724
   01/01/2011 to 12/31/2011...........  $13.31188    $13.23245       11,315
   01/01/2012 to 12/31/2012...........  $13.23245    $14.53608       14,492
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.95597    $ 8.43830       17,360
   01/01/2010 to 12/31/2010...........  $ 8.43830    $ 9.92054       18,659
   01/01/2011 to 04/29/2011...........  $ 9.92054    $11.10530            0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99814    $10.28113       48,057

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.15570    $ 9.04757       181,323
   01/01/2010 to 12/31/2010...........  $ 9.04757    $10.81385       328,792
   01/01/2011 to 12/31/2011...........  $10.81385    $ 8.42811       104,981
   01/01/2012 to 12/31/2012...........  $ 8.42811    $ 9.71539       134,770
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.77261    $11.29002        29,049
   01/01/2010 to 12/31/2010...........  $11.29002    $11.46655        31,539
   01/01/2011 to 12/31/2011...........  $11.46655    $11.46118        35,983
   01/01/2012 to 12/31/2012...........  $11.46118    $11.72899        37,863
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.69261    $11.82223       353,561
   01/01/2010 to 12/31/2010...........  $11.82223    $12.44845       853,716
   01/01/2011 to 12/31/2011...........  $12.44845    $12.55575       603,368
   01/01/2012 to 12/31/2012...........  $12.55575    $13.41715       665,696
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 8.98180    $10.39060     1,642,238
   01/01/2010 to 12/31/2010...........  $10.39060    $11.23093     1,684,823
   01/01/2011 to 12/31/2011...........  $11.23093    $11.08818     1,648,105
   01/01/2012 to 12/31/2012...........  $11.08818    $11.96291     1,806,643
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.01805    $10.06005         1,282
   01/01/2012 to 12/31/2012...........  $10.06005    $10.53264         1,648
AST QMA US EQUITY ALPHA PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.38701    $ 8.10701        36,891
   01/01/2010 to 12/31/2010...........  $ 8.10701    $ 9.11744        54,039
   01/01/2011 to 12/31/2011...........  $ 9.11744    $ 9.22101        34,037
   01/01/2012 to 12/31/2012...........  $ 9.22101    $10.70831        40,383
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99813    $ 8.86352             0
   01/01/2012 to 12/31/2012...........  $ 8.86352    $ 9.80389             0
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.74440    $ 8.27102       539,801
   01/01/2010 to 12/31/2010...........  $ 8.27102    $ 9.24479     1,143,600
   01/01/2011 to 12/31/2011...........  $ 9.24479    $ 8.82135       769,975
   01/01/2012 to 12/31/2012...........  $ 8.82135    $ 9.99402       986,280
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 8.11341    $ 9.95586       897,972
   01/01/2010 to 12/31/2010...........  $ 9.95586    $10.88156     1,422,432
   01/01/2011 to 12/31/2011...........  $10.88156    $10.27765     1,103,568
   01/01/2012 to 12/31/2012...........  $10.27765    $11.16511     1,197,387
AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.56087    $ 8.59961        59,475
   01/01/2010 to 12/31/2010...........  $ 8.59961    $11.46782        35,079
   01/01/2011 to 12/31/2011...........  $11.46782    $11.10068        27,464
   01/01/2012 to 12/31/2012...........  $11.10068    $12.17187        46,563
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.54854    $ 9.78101         9,018
   01/01/2010 to 12/31/2010...........  $ 9.78101    $12.04659         9,707
   01/01/2011 to 12/31/2011...........  $12.04659    $11.07233         7,017
   01/01/2012 to 12/31/2012...........  $11.07233    $12.78859         9,087

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 8.55844    $10.34266     1,395,565
   01/01/2010 to 12/31/2010...........  $10.34266    $11.27647     1,658,234
   01/01/2011 to 12/31/2011...........  $11.27647    $11.24209     1,517,587
   01/01/2012 to 12/31/2012...........  $11.24209    $12.47207     1,598,339
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.17931    $ 7.88518       196,455
   01/01/2010 to 12/31/2010...........  $ 7.88518    $ 8.72888       165,639
   01/01/2011 to 12/31/2011...........  $ 8.72888    $ 8.39306       117,627
   01/01/2012 to 12/31/2012...........  $ 8.39306    $ 9.61933       204,870
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.88095    $10.94031        25,100
   01/01/2010 to 12/31/2010...........  $10.94031    $11.30855        37,393
   01/01/2011 to 12/31/2011...........  $11.30855    $11.51060        33,700
   01/01/2012 to 12/31/2012...........  $11.51060    $11.83935        37,344
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.29776    $ 9.60494       180,759
   01/01/2010 to 12/31/2010...........  $ 9.60494    $10.87354       148,566
   01/01/2011 to 12/31/2011...........  $10.87354    $10.44927        96,780
   01/01/2012 to 12/31/2012...........  $10.44927    $12.00993       170,072
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.72209    $12.96586        34,738
   01/01/2010 to 12/31/2010...........  $12.96586    $15.26697       168,286
   01/01/2011 to 12/31/2011...........  $15.26697    $12.69771        49,337
   01/01/2012 to 12/31/2012...........  $12.69771    $12.86055        69,274
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.75998    $ 8.56459        39,138
   01/01/2010 to 12/31/2010...........  $ 8.56459    $ 9.59753        71,363
   01/01/2011 to 12/31/2011...........  $ 9.59753    $ 9.05781        73,122
   01/01/2012 to 12/31/2012...........  $ 9.05781    $ 9.82842        83,022
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.37401    $10.08246       174,062
   01/01/2010 to 12/31/2010...........  $10.08246    $10.62443       154,181
   01/01/2011 to 12/31/2011...........  $10.62443    $11.01173       115,301
   01/01/2012 to 12/31/2012...........  $11.01173    $11.60902       179,664
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2009 to 12/31/2009...........  $ 6.61258    $ 8.41122     1,019,921
   01/01/2010 to 12/31/2010...........  $ 8.41122    $ 9.06421     1,782,273
   01/01/2011 to 12/31/2011...........  $ 9.06421    $ 8.71266     1,450,259
   01/01/2012 to 09/21/2012...........  $ 8.71266    $ 9.71788             0
PROFUND VP CONSUMER GOODS PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.25240    $ 9.07838             0
   01/01/2010 to 12/31/2010...........  $ 9.07838    $10.41504         2,926
   01/01/2011 to 12/31/2011...........  $10.41504    $10.88855         2,649
   01/01/2012 to 12/31/2012...........  $10.88855    $11.79908         1,880
PROFUND VP CONSUMER SERVICES
   05/01/2009 to 12/31/2009...........  $ 7.26069    $ 8.96734             0
   01/01/2010 to 12/31/2010...........  $ 8.96734    $10.64073             0
   01/01/2011 to 12/31/2011...........  $10.64073    $10.97387             0
   01/01/2012 to 12/31/2012...........  $10.97387    $13.09721             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP FINANCIALS
   05/01/2009 to 12/31/2009...........  $ 4.50852    $ 5.90194       24,910
   01/01/2010 to 12/31/2010...........  $ 5.90194    $ 6.39982       37,855
   01/01/2011 to 12/31/2011...........  $ 6.39982    $ 5.39074       19,236
   01/01/2012 to 12/31/2012...........  $ 5.39074    $ 6.57243       25,684
PROFUND VP HEALTH CARE
   05/01/2009 to 12/31/2009...........  $ 7.57912    $ 9.70197        6,837
   01/01/2010 to 12/31/2010...........  $ 9.70197    $ 9.75359       10,548
   01/01/2011 to 12/31/2011...........  $ 9.75359    $10.49885        7,293
   01/01/2012 to 12/31/2012...........  $10.49885    $12.04846        5,834

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP INDUSTRIALS
   05/01/2009 to 12/31/2009...........  $ 5.83387    $ 7.36531            0
   01/01/2010 to 12/31/2010...........  $ 7.36531    $ 8.90963          329
   01/01/2011 to 12/31/2011...........  $ 8.90963    $ 8.55416          123
   01/01/2012 to 12/31/2012...........  $ 8.55416    $ 9.68250          161
PROFUND VP LARGE-CAP GROWTH
   05/01/2009 to 12/31/2009...........  $ 6.76298    $ 8.48227        7,864
   01/01/2010 to 12/31/2010...........  $ 8.48227    $ 9.38481        7,864
   01/01/2011 to 12/31/2011...........  $ 9.38481    $ 9.46136        8,198
   01/01/2012 to 12/31/2012...........  $ 9.46136    $10.42444        7,785
PROFUND VP LARGE-CAP VALUE
   05/01/2009 to 12/31/2009...........  $ 5.76999    $ 7.29354        3,825
   01/01/2010 to 12/31/2010...........  $ 7.29354    $ 8.04896        3,825
   01/01/2011 to 12/31/2011...........  $ 8.04896    $ 7.76766        8,743
   01/01/2012 to 12/31/2012...........  $ 7.76766    $ 8.76356        7,742
PROFUND VP MID-CAP GROWTH
   05/01/2009 to 12/31/2009...........  $ 6.59495    $ 8.34760        1,432
   01/01/2010 to 12/31/2010...........  $ 8.34760    $10.47890        5,452
   01/01/2011 to 12/31/2011...........  $10.47890    $ 9.94731        1,791
   01/01/2012 to 12/31/2012...........  $ 9.94731    $11.21885        2,508
PROFUND VP MID-CAP VALUE
   05/01/2009 to 12/31/2009...........  $ 6.40378    $ 8.23508          936
   01/01/2010 to 12/31/2010...........  $ 8.23508    $ 9.69632        5,333
   01/01/2011 to 12/31/2011...........  $ 9.69632    $ 9.10660        1,130
   01/01/2012 to 12/31/2012...........  $ 9.10660    $10.37597          936
PROFUND VP REAL ESTATE
   05/01/2009 to 12/31/2009...........  $ 4.71429    $ 6.86993       15,858
   01/01/2010 to 12/31/2010...........  $ 6.86993    $ 8.37375       20,426
   01/01/2011 to 12/31/2011...........  $ 8.37375    $ 8.57465       15,039
   01/01/2012 to 12/31/2012...........  $ 8.57465    $ 9.82085       16,854
PROFUND VP SMALL-CAP GROWTH
   05/01/2009 to 12/31/2009...........  $ 6.66105    $ 8.36346          763
   01/01/2010 to 12/31/2010...........  $ 8.36346    $10.27873        4,732
   01/01/2011 to 12/31/2011...........  $10.27873    $10.17680          688
   01/01/2012 to 12/31/2012...........  $10.17680    $11.18920          286
PROFUND VP SMALL-CAP VALUE
   05/01/2009 to 12/31/2009...........  $ 6.76374    $ 8.41420        1,322
   01/01/2010 to 12/31/2010...........  $ 8.41420    $10.04307        5,425
   01/01/2011 to 12/31/2011...........  $10.04307    $ 9.41484          385
   01/01/2012 to 12/31/2012...........  $ 9.41484    $10.68964            0
PROFUND VP TELECOMMUNICATIONS
   05/01/2009 to 12/31/2009...........  $ 7.00325    $ 7.59368           31
   01/01/2010 to 12/31/2010...........  $ 7.59368    $ 8.58751        2,197
   01/01/2011 to 12/31/2011...........  $ 8.58751    $ 8.55156        1,831
   01/01/2012 to 12/31/2012...........  $ 8.55156    $ 9.73961        1,657
PROFUND VP UTILITIES
   05/01/2009 to 12/31/2009...........  $ 6.50322    $ 7.77777           30
   01/01/2010 to 12/31/2010...........  $ 7.77777    $ 8.05537          235
   01/01/2011 to 12/31/2011...........  $ 8.05537    $ 9.25352        2,906
   01/01/2012 to 12/31/2012...........  $ 9.25352    $ 9.05776        2,984



* Denotes the start date of these sub-accounts

                               PREMIER L SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

        ACCUMULATION UNIT VALUES: WITH COMBO 5%/HAV AND HD GRO (2.35%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.00339    $ 7.76927     3,045,794
   01/01/2009 to 12/31/2009...........  $ 7.76927    $ 9.43986     4,252,347
   01/01/2010 to 12/31/2010...........  $ 9.43986    $10.32669     4,627,984
   01/01/2011 to 12/31/2011...........  $10.32669    $ 9.82155     4,134,047
   01/01/2012 to 12/31/2012...........  $ 9.82155    $10.80162     4,142,341
AST ADVANCED STRATEGIES PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.84353    $ 7.78052       263,677
   01/01/2009 to 12/31/2009...........  $ 7.78052    $ 9.59354     1,512,563
   01/01/2010 to 12/31/2010...........  $ 9.59354    $10.65815     1,845,579
   01/01/2011 to 12/31/2011...........  $10.65815    $10.42545     1,631,826
   01/01/2012 to 12/31/2012...........  $10.42545    $11.57599     1,978,813
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.61362    $ 7.30050             0
   01/01/2009 to 12/31/2009...........  $ 7.30050    $ 8.40065         9,247
   01/01/2010 to 12/31/2010...........  $ 8.40065    $ 9.34431        11,631
   01/01/2011 to 12/31/2011...........  $ 9.34431    $ 9.45612        18,869
   01/01/2012 to 05/04/2012...........  $ 9.45612    $10.25131             0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.01908    $ 8.03637     1,223,367
   01/01/2009 to 12/31/2009...........  $ 8.03637    $ 9.68123     6,554,519
   01/01/2010 to 12/31/2010...........  $ 9.68123    $10.62384     7,582,411
   01/01/2011 to 12/31/2011...........  $10.62384    $10.25414     6,755,067
   01/01/2012 to 12/31/2012...........  $10.25414    $11.26816     6,690,157
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99745    $ 9.12583     2,850,644
   01/01/2012 to 12/31/2012...........  $ 9.12583    $ 9.97661     2,504,221
AST BLACKROCK VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.70935    $ 7.67442             0
   01/01/2009 to 12/31/2009...........  $ 7.67442    $ 8.86726         8,484
   01/01/2010 to 12/31/2010...........  $ 8.86726    $ 9.74163         3,574
   01/01/2011 to 12/31/2011...........  $ 9.74163    $ 9.47142         5,605
   01/01/2012 to 12/31/2012...........  $ 9.47142    $10.49380        14,299
AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009..........  $ 9.99873    $ 9.33072             0
   01/01/2010 to 12/31/2010...........  $ 9.33072    $10.08070             0
   01/01/2011 to 12/31/2011...........  $10.08070    $10.79913             0
   01/01/2012 to 12/31/2012...........  $10.79913    $10.99016             0
AST BOND PORTFOLIO 2018
   01/28/2008* to 12/31/2008..........  $ 9.99810    $11.97817       160,035
   01/01/2009 to 12/31/2009...........  $11.97817    $10.99506       157,323
   01/01/2010 to 12/31/2010...........  $10.99506    $11.94428        79,553
   01/01/2011 to 12/31/2011...........  $11.94428    $13.25529        38,886
   01/01/2012 to 12/31/2012...........  $13.25529    $13.69068        30,006
AST BOND PORTFOLIO 2019
   01/28/2008* to 12/31/2008..........  $ 9.99810    $12.04667        56,653
   01/01/2009 to 12/31/2009...........  $12.04667    $10.86376        55,243
   01/01/2010 to 12/31/2010...........  $10.86376    $11.82023       117,733
   01/01/2011 to 12/31/2011...........  $11.82023    $13.39413        94,375
   01/01/2012 to 12/31/2012...........  $13.39413    $13.85289        69,766

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009..........  $ 9.99873    $ 8.74446             0
   01/01/2010 to 12/31/2010...........  $ 8.74446    $ 9.55565        48,213
   01/01/2011 to 12/31/2011...........  $ 9.55565    $11.08034        13,583
   01/01/2012 to 12/31/2012...........  $11.08034    $11.50966         2,510
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........  $ 9.99745    $10.95270        70,632
   01/01/2011 to 12/31/2011...........  $10.95270    $12.87421        34,741
   01/01/2012 to 12/31/2012...........  $12.87421    $13.43279         8,558
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........  $ 9.99809    $11.96009        78,715
   01/01/2012 to 12/31/2012...........  $11.96009    $12.36832        47,478
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012..........  $ 9.99746    $10.34627        68,897
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.09446    $ 7.56990     2,960,461
   01/01/2009 to 12/31/2009...........  $ 7.56990    $ 9.26952     5,034,909
   01/01/2010 to 12/31/2010...........  $ 9.26952    $10.26814     6,212,739
   01/01/2011 to 12/31/2011...........  $10.26814    $ 9.78927     5,138,561
   01/01/2012 to 12/31/2012...........  $ 9.78927    $10.87660     5,417,142
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08091    $ 7.31419        12,428
   01/01/2009 to 12/31/2009...........  $ 7.31419    $ 8.81771     1,331,992
   01/01/2010 to 12/31/2010...........  $ 8.81771    $ 9.64205     1,541,048
   01/01/2011 to 12/31/2011...........  $ 9.64205    $ 9.24995     1,328,344
   01/01/2012 to 12/31/2012...........  $ 9.24995    $ 9.96648     1,332,263
AST COHEN & STEERS REALTY PORTFOLIO
   01/28/2008 to 12/31/2008...........  $12.51858    $ 7.92476             0
   01/01/2009 to 12/31/2009...........  $ 7.92476    $10.21482        13,319
   01/01/2010 to 12/31/2010...........  $10.21482    $12.84404        26,665
   01/01/2011 to 12/31/2011...........  $12.84404    $13.37666        16,530
   01/01/2012 to 12/31/2012...........  $13.37666    $15.07483        28,389
AST DEAM SMALL-CAP VALUE PORTFOLIO
   01/28/2008 to 07/18/2008...........  $ 8.78743    $ 8.56357             0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.65240    $ 7.13539             0
   01/01/2009 to 12/31/2009...........  $ 7.13539    $ 9.24860        13,291
   01/01/2010 to 12/31/2010...........  $ 9.24860    $11.97731        14,714
   01/01/2011 to 12/31/2011...........  $11.97731    $10.16820        12,507
   01/01/2012 to 12/31/2012...........  $10.16820    $11.92855        19,897
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10342    $ 7.47374         1,927
   01/01/2009 to 12/31/2009...........  $ 7.47374    $ 8.85245       180,716
   01/01/2010 to 12/31/2010...........  $ 8.85245    $ 9.80162       264,585
   01/01/2011 to 12/31/2011...........  $ 9.80162    $ 9.34014       209,356
   01/01/2012 to 12/31/2012...........  $ 9.34014    $10.36964       354,184
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.64317    $ 7.14500       102,219
   01/01/2009 to 12/31/2009...........  $ 7.14500    $ 8.64605       963,011
   01/01/2010 to 12/31/2010...........  $ 8.64605    $ 9.66094     1,503,201
   01/01/2011 to 12/31/2011...........  $ 9.66094    $ 9.29742     1,212,660
   01/01/2012 to 12/31/2012...........  $ 9.29742    $10.04957     1,337,469
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.57155    $ 6.57477       259,185
   01/01/2009 to 12/31/2009...........  $ 6.57477    $ 8.09236     1,950,413
   01/01/2010 to 12/31/2010...........  $ 8.09236    $ 9.41046     2,836,532
   01/01/2011 to 12/31/2011...........  $ 9.41046    $ 8.62330     2,057,158
   01/01/2012 to 12/31/2012...........  $ 8.62330    $ 9.51355     2,579,148

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99810    $ 7.45069         3,713
   01/01/2009 to 11/13/2009...........  $ 7.45069    $ 8.28568             0
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99810    $10.70020       910,810
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17477    $ 6.09515             0
   01/01/2009 to 12/31/2009...........  $ 6.09515    $ 8.04541        12,087
   01/01/2010 to 12/31/2010...........  $ 8.04541    $ 9.44866        17,206
   01/01/2011 to 12/31/2011...........  $ 9.44866    $ 8.76681        15,171
   01/01/2012 to 12/31/2012...........  $ 8.76681    $10.86107        13,808
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.44362    $ 7.47329             0
   01/01/2009 to 12/31/2009...........  $ 7.47329    $10.90871        50,148
   01/01/2010 to 12/31/2010...........  $10.90871    $11.75486        72,164
   01/01/2011 to 12/31/2011...........  $11.75486    $11.03082        45,755
   01/01/2012 to 12/31/2012...........  $11.03082    $12.90724        58,554
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.13540    $ 6.96213           601
   01/01/2009 to 12/31/2009...........  $ 6.96213    $ 8.10749        15,876
   01/01/2010 to 12/31/2010...........  $ 8.10749    $ 8.94216        17,185
   01/01/2011 to 12/31/2011...........  $ 8.94216    $ 8.25493        17,348
   01/01/2012 to 12/31/2012...........  $ 8.25493    $ 9.65125        32,736
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.49991    $ 7.36813             0
   01/01/2009 to 12/31/2009...........  $ 7.36813    $11.30917        47,164
   01/01/2010 to 12/31/2010...........  $11.30917    $13.24024        66,611
   01/01/2011 to 12/31/2011...........  $13.24024    $12.55147        39,720
   01/01/2012 to 12/31/2012...........  $12.55147    $14.66808        51,742
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03298    $ 7.61665             0
   01/01/2009 to 12/31/2009...........  $ 7.61665    $ 9.43976         9,418
   01/01/2010 to 12/31/2010...........  $ 9.43976    $11.69193        28,045
   01/01/2011 to 12/31/2011...........  $11.69193    $11.57271        23,172
   01/01/2012 to 12/31/2012...........  $11.57271    $13.08049        35,071
AST HIGH YIELD PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.46961    $ 7.69933             0
   01/01/2009 to 12/31/2009...........  $ 7.69933    $10.19721        14,037
   01/01/2010 to 12/31/2010...........  $10.19721    $11.30809        29,013
   01/01/2011 to 12/31/2011...........  $11.30809    $11.39954        14,294
   01/01/2012 to 12/31/2012...........  $11.39954    $12.68259        30,841
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08910    $ 7.58219         2,383
   01/01/2009 to 12/31/2009...........  $ 7.58219    $ 9.14036       681,549
   01/01/2010 to 12/31/2010...........  $ 9.14036    $ 9.96633     1,076,636
   01/01/2011 to 12/31/2011...........  $ 9.96633    $ 9.68853       900,579
   01/01/2012 to 12/31/2012...........  $ 9.68853    $10.42454       918,297
AST INTERNATIONAL GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.94369    $ 5.97163           986
   01/01/2009 to 12/31/2009...........  $ 5.97163    $ 7.89352        29,416
   01/01/2010 to 12/31/2010...........  $ 7.89352    $ 8.83058        39,816
   01/01/2011 to 12/31/2011...........  $ 8.83058    $ 7.51292        18,018
   01/01/2012 to 12/31/2012...........  $ 7.51292    $ 8.83520        22,798
AST INTERNATIONAL VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.11481    $ 6.81369             0
   01/01/2009 to 12/31/2009...........  $ 6.81369    $ 8.68753        20,688
   01/01/2010 to 12/31/2010...........  $ 8.68753    $ 9.42890        35,676
   01/01/2011 to 12/31/2011...........  $ 9.42890    $ 8.05644        24,833
   01/01/2012 to 12/31/2012...........  $ 8.05644    $ 9.18375        25,172
AST INVESTMENT GRADE BOND PORTFOLIO
   05/01/2009* to 12/31/2009..........  $ 9.98123    $10.82907             0
   01/01/2010 to 12/31/2010...........  $10.82907    $11.72425           904
   01/01/2011 to 12/31/2011...........  $11.72425    $12.88118     4,385,023
   01/01/2012 to 12/31/2012...........  $12.88118    $13.76813     1,804,835

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11161    $ 7.10816        3,592
   01/01/2009 to 12/31/2009...........  $ 7.10816    $ 8.79688      403,988
   01/01/2010 to 12/31/2010...........  $ 8.79688    $ 9.78253      516,166
   01/01/2011 to 12/31/2011...........  $ 9.78253    $ 9.50384      395,770
   01/01/2012 to 12/31/2012...........  $ 9.50384    $10.54658      490,907
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.69592    $ 9.19703      139,590
   01/01/2009 to 12/31/2009...........  $ 9.19703    $10.96455      628,069
   01/01/2010 to 12/31/2010...........  $10.96455    $11.49692      724,178
   01/01/2011 to 12/31/2011...........  $11.49692    $11.25949      657,747
   01/01/2012 to 12/31/2012...........  $11.25949    $12.17972      825,471
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08348    $10.28169            0
   01/01/2010 to 12/31/2010...........  $10.28169    $11.18250        6,898
   01/01/2011 to 12/31/2011...........  $11.18250    $10.99851        3,991
   01/01/2012 to 12/31/2012...........  $10.99851    $12.37752       30,638
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14486    $10.29149        6,043
   01/01/2010 to 12/31/2010...........  $10.29149    $11.43520       41,637
   01/01/2011 to 12/31/2011...........  $11.43520    $10.51686       23,719
   01/01/2012 to 12/31/2012...........  $10.51686    $11.63480       26,385
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   01/28/2008 to 12/31/2008...........  $12.33802    $ 7.78368            0
   01/01/2009 to 12/31/2009...........  $ 7.78368    $10.33368       40,215
   01/01/2010 to 12/31/2010...........  $10.33368    $10.82050       80,230
   01/01/2011 to 12/31/2011...........  $10.82050    $ 9.60488       59,517
   01/01/2012 to 12/31/2012...........  $ 9.60488    $11.43995       66,146
AST LARGE-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.89007    $ 6.58358            0
   01/01/2009 to 12/31/2009...........  $ 6.58358    $ 7.68247       13,686
   01/01/2010 to 12/31/2010...........  $ 7.68247    $ 8.49390       33,680
   01/01/2011 to 12/31/2011...........  $ 8.49390    $ 7.95195       30,546
   01/01/2012 to 12/31/2012...........  $ 7.95195    $ 9.08092       31,862
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.75531    $ 8.24992            0
   01/01/2009 to 12/31/2009...........  $ 8.24992    $10.84970       10,596
   01/01/2010 to 12/31/2010...........  $10.84970    $12.02269       13,060
   01/01/2011 to 12/31/2011...........  $12.02269    $12.94190       16,402
   01/01/2012 to 12/31/2012...........  $12.94190    $13.39400       29,380
AST MARSICO CAPITAL GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.47334    $ 7.02395          561
   01/01/2009 to 12/31/2009...........  $ 7.02395    $ 8.90497       22,035
   01/01/2010 to 12/31/2010...........  $ 8.90497    $10.41910       32,195
   01/01/2011 to 12/31/2011...........  $10.41910    $10.08715       30,727
   01/01/2012 to 12/31/2012...........  $10.08715    $11.06404       37,332
AST MFS GLOBAL EQUITY PORTFOLIO
   01/28/2008 to 12/31/2008...........  $12.33849    $ 8.72326            0
   01/01/2009 to 12/31/2009...........  $ 8.72326    $11.20837        9,611
   01/01/2010 to 12/31/2010...........  $11.20837    $12.27036       20,031
   01/01/2011 to 12/31/2011...........  $12.27036    $11.61339       15,584
   01/01/2012 to 12/31/2012...........  $11.61339    $13.96490       27,825
AST MFS GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.77794    $ 8.02380            0
   01/01/2009 to 12/31/2009...........  $ 8.02380    $ 9.74490        4,945
   01/01/2010 to 12/31/2010...........  $ 9.74490    $10.73856        9,079
   01/01/2011 to 12/31/2011...........  $10.73856    $10.43001        7,440
   01/01/2012 to 12/31/2012...........  $10.43001    $11.93110        5,887
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99810    $10.17185            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MID-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.67601    $ 6.97427             0
   01/01/2009 to 12/31/2009...........  $ 6.97427    $ 9.46381         8,801
   01/01/2010 to 12/31/2010...........  $ 9.46381    $11.42956        11,219
   01/01/2011 to 12/31/2011...........  $11.42956    $10.78208         8,336
   01/01/2012 to 12/31/2012...........  $10.78208    $12.47352        13,784
AST MONEY MARKET PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.43274    $10.43309             0
   01/01/2009 to 12/31/2009...........  $10.43309    $10.21844       118,897
   01/01/2010 to 12/31/2010...........  $10.21844    $ 9.98629       116,542
   01/01/2011 to 12/31/2011...........  $ 9.98629    $ 9.75943       113,130
   01/01/2012 to 12/31/2012...........  $ 9.75943    $ 9.53559       126,339
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.70352    $ 6.66062             0
   01/01/2009 to 12/31/2009...........  $ 6.66062    $ 9.15272        24,697
   01/01/2010 to 12/31/2010...........  $ 9.15272    $11.03847        41,087
   01/01/2011 to 12/31/2011...........  $11.03847    $10.51733        26,688
   01/01/2012 to 12/31/2012...........  $10.51733    $12.03539        40,518
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.02800    $10.05929             0
   01/01/2012 to 12/31/2012...........  $10.05929    $10.30678        13,596
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $13.23005    $ 8.32629           469
   01/01/2009 to 12/31/2009...........  $ 8.32629    $10.55846         5,598
   01/01/2010 to 12/31/2010...........  $10.55846    $13.27452         7,620
   01/01/2011 to 12/31/2011...........  $13.27452    $13.18889        10,737
   01/01/2012 to 12/31/2012...........  $13.18889    $14.48113        16,867
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.86764    $ 7.03005             0
   01/01/2009 to 12/31/2009...........  $ 7.03005    $ 8.41842         2,705
   01/01/2010 to 12/31/2010...........  $ 8.41842    $ 9.89236         3,842
   01/01/2011 to 04/29/2011...........  $ 9.89236    $11.07199             0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99810    $10.27770        49,370
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10084    $ 5.55714           325
   01/01/2009 to 12/31/2009...........  $ 5.55714    $ 9.04108        55,402
   01/01/2010 to 12/31/2010...........  $ 9.04108    $10.80079        76,512
   01/01/2011 to 12/31/2011...........  $10.80079    $ 8.41374        50,301
   01/01/2012 to 12/31/2012...........  $ 8.41374    $ 9.69414        54,593
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.87394    $10.45803             0
   01/01/2009 to 12/31/2009...........  $10.45803    $11.26320        17,914
   01/01/2010 to 12/31/2010...........  $11.26320    $11.43373        26,072
   01/01/2011 to 12/31/2011...........  $11.43373    $11.42279        31,043
   01/01/2012 to 12/31/2012...........  $11.42279    $11.68410        30,695
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.13019    $10.36496         1,005
   01/01/2009 to 12/31/2009...........  $10.36496    $11.80051       466,235
   01/01/2010 to 12/31/2010...........  $11.80051    $12.41950       657,967
   01/01/2011 to 12/31/2011...........  $12.41950    $12.52048       562,150
   01/01/2012 to 12/31/2012...........  $12.52048    $13.37279       636,413
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.99114    $ 8.84173       645,830
   01/01/2009 to 12/31/2009...........  $ 8.84173    $10.36969     3,494,528
   01/01/2010 to 12/31/2010...........  $10.36969    $11.20278     4,162,296
   01/01/2011 to 12/31/2011...........  $11.20278    $11.05498     3,947,323
   01/01/2012 to 12/31/2012...........  $11.05498    $11.92123     4,105,553
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.01801    $10.05918             0
   01/01/2012 to 12/31/2012...........  $10.05918    $10.52644        10,736

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST QMA US EQUITY ALPHA PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.43597    $ 6.79519             0
   01/01/2009 to 12/31/2009...........  $ 6.79519    $ 8.08794         2,415
   01/01/2010 to 12/31/2010...........  $ 8.08794    $ 9.09147        11,783
   01/01/2011 to 12/31/2011...........  $ 9.09147    $ 9.19011        10,286
   01/01/2012 to 12/31/2012...........  $ 9.19011    $10.66725        26,669
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99809    $ 8.86065             0
   01/01/2012 to 12/31/2012...........  $ 8.86065    $ 9.79586             0
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09909    $ 6.66807         5,529
   01/01/2009 to 12/31/2009...........  $ 6.66807    $ 8.26425       543,791
   01/01/2010 to 12/31/2010...........  $ 8.26425    $ 9.23272       948,470
   01/01/2011 to 12/31/2011...........  $ 9.23272    $ 8.80549       703,756
   01/01/2012 to 12/31/2012...........  $ 8.80549    $ 9.97103       951,558
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.04473    $ 7.97865        30,392
   01/01/2009 to 12/31/2009...........  $ 7.97865    $ 9.93257       736,844
   01/01/2010 to 12/31/2010...........  $ 9.93257    $10.85093     1,274,924
   01/01/2011 to 12/31/2011...........  $10.85093    $10.24382     1,044,460
   01/01/2012 to 12/31/2012...........  $10.24382    $11.12293     1,206,123
AST SMALL-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.25949    $ 6.56108           587
   01/01/2009 to 12/31/2009...........  $ 6.56108    $ 8.58389         7,475
   01/01/2010 to 12/31/2010...........  $ 8.58389    $11.44129        13,593
   01/01/2011 to 12/31/2011...........  $11.44129    $11.06953        14,395
   01/01/2012 to 12/31/2012...........  $11.06953    $12.13176        22,429
AST SMALL-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.65428    $ 7.86404             0
   01/01/2009 to 12/31/2009...........  $ 7.86404    $ 9.75803         8,423
   01/01/2010 to 12/31/2010...........  $ 9.75803    $12.01245        13,701
   01/01/2011 to 12/31/2011...........  $12.01245    $11.03554        11,981
   01/01/2012 to 12/31/2012...........  $11.03554    $12.73983        13,455
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.20378    $ 8.50729        82,881
   01/01/2009 to 12/31/2009...........  $ 8.50729    $10.31836       713,198
   01/01/2010 to 12/31/2010...........  $10.31836    $11.24440     1,121,419
   01/01/2011 to 12/31/2011...........  $11.24440    $11.20462       974,269
   01/01/2012 to 12/31/2012...........  $11.20462    $12.42437     1,249,134
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.67952    $ 6.50390             0
   01/01/2009 to 12/31/2009...........  $ 6.50390    $ 7.86669        41,306
   01/01/2010 to 12/31/2010...........  $ 7.86669    $ 8.70417        66,947
   01/01/2011 to 12/31/2011...........  $ 8.70417    $ 8.36524        46,033
   01/01/2012 to 12/31/2012...........  $ 8.36524    $ 9.58274        57,679
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.69588    $ 9.96399           272
   01/01/2009 to 12/31/2009...........  $ 9.96399    $10.91472        29,565
   01/01/2010 to 12/31/2010...........  $10.91472    $11.27667        44,913
   01/01/2011 to 12/31/2011...........  $11.27667    $11.47253        44,268
   01/01/2012 to 12/31/2012...........  $11.47253    $11.79435        48,601
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.82814    $ 6.39820             0
   01/01/2009 to 12/31/2009...........  $ 6.39820    $ 9.58786        32,361
   01/01/2010 to 12/31/2010...........  $ 9.58786    $10.84896        54,510
   01/01/2011 to 12/31/2011...........  $10.84896    $10.42050        32,934
   01/01/2012 to 12/31/2012...........  $10.42050    $11.97100        51,939
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   01/28/2008 to 12/31/2008...........  $16.32873    $ 8.86480             0
   01/01/2009 to 12/31/2009...........  $ 8.86480    $12.93549        73,664
   01/01/2010 to 12/31/2010...........  $12.93549    $15.22376       126,830
   01/01/2011 to 12/31/2011...........  $15.22376    $12.65564        97,965
   01/01/2012 to 12/31/2012...........  $12.65564    $12.81165       135,945

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.96596    $ 6.81165         1,859
   01/01/2009 to 12/31/2009...........  $ 6.81165    $ 8.54740       170,491
   01/01/2010 to 12/31/2010...........  $ 8.54740    $ 9.57358       155,762
   01/01/2011 to 12/31/2011...........  $ 9.57358    $ 9.03083       134,788
   01/01/2012 to 12/31/2012...........  $ 9.03083    $ 9.79434       174,625
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.22244    $ 9.23456             0
   01/01/2009 to 12/31/2009...........  $ 9.23456    $10.07192        80,753
   01/01/2010 to 12/31/2010...........  $10.07192    $10.60805       137,974
   01/01/2011 to 12/31/2011...........  $10.60805    $10.98935       114,585
   01/01/2012 to 12/31/2012...........  $10.98935    $11.57971       143,134
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07793    $ 6.61353         6,369
   01/01/2009 to 12/31/2009...........  $ 6.61353    $ 8.40437       632,509
   01/01/2010 to 12/31/2010...........  $ 8.40437    $ 9.05230     1,162,191
   01/01/2011 to 12/31/2011...........  $ 9.05230    $ 8.69706       814,628
   01/01/2012 to 09/21/2012...........  $ 8.69706    $ 9.69699             0
PROFUND VP CONSUMER GOODS PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08881    $ 7.63721             0
   01/01/2009 to 12/31/2009...........  $ 7.63721    $ 9.07106             0
   01/01/2010 to 12/31/2010...........  $ 9.07106    $10.40165             0
   01/01/2011 to 12/31/2011...........  $10.40165    $10.86923             0
   01/01/2012 to 12/31/2012...........  $10.86923    $11.77220             0
PROFUND VP CONSUMER SERVICES
   05/01/2008* to 12/31/2008..........  $10.26782    $ 7.01089           291
   01/01/2009 to 12/31/2009...........  $ 7.01089    $ 8.95999             0
   01/01/2010 to 12/31/2010...........  $ 8.95999    $10.62684             0
   01/01/2011 to 12/31/2011...........  $10.62684    $10.95424             0
   01/01/2012 to 12/31/2012...........  $10.95424    $13.06738             0
PROFUND VP FINANCIALS
   05/01/2008* to 12/31/2008..........  $10.38552    $ 5.24829             0
   01/01/2009 to 12/31/2009...........  $ 5.24829    $ 5.89726             0
   01/01/2010 to 12/31/2010...........  $ 5.89726    $ 6.39174             0
   01/01/2011 to 12/31/2011...........  $ 6.39174    $ 5.38135             0
   01/01/2012 to 12/31/2012...........  $ 5.38135    $ 6.55781             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP HEALTH CARE
   05/01/2008* to 12/31/2008..........  $10.15174    $ 8.29892        276
   01/01/2009 to 12/31/2009...........  $ 8.29892    $ 9.69400          0
   01/01/2010 to 12/31/2010...........  $ 9.69400    $ 9.74078          0
   01/01/2011 to 12/31/2011...........  $ 9.74078    $10.48002          0
   01/01/2012 to 12/31/2012...........  $10.48002    $12.02099          0
PROFUND VP INDUSTRIALS
   05/01/2008* to 12/31/2008..........  $10.16525    $ 6.06953        319
   01/01/2009 to 12/31/2009...........  $ 6.06953    $ 7.35928          0
   01/01/2010 to 12/31/2010...........  $ 7.35928    $ 8.89801          0
   01/01/2011 to 12/31/2011...........  $ 8.89801    $ 8.53881          0
   01/01/2012 to 12/31/2012...........  $ 8.53881    $ 9.66036          0
PROFUND VP LARGE-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.11048    $ 6.68634          0
   01/01/2009 to 12/31/2009...........  $ 6.68634    $ 8.47530          0
   01/01/2010 to 12/31/2010...........  $ 8.47530    $ 9.37259          0
   01/01/2011 to 12/31/2011...........  $ 9.37259    $ 9.44438          0
   01/01/2012 to 12/31/2012...........  $ 9.44438    $10.40060          0
PROFUND VP LARGE-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.24125    $ 6.24347          0
   01/01/2009 to 12/31/2009...........  $ 6.24347    $ 7.28739          0
   01/01/2010 to 12/31/2010...........  $ 7.28739    $ 8.03823          0
   01/01/2011 to 12/31/2011...........  $ 8.03823    $ 7.75349          0
   01/01/2012 to 12/31/2012...........  $ 7.75349    $ 8.74330          0
PROFUND VP MID-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.07225    $ 6.17185          0
   01/01/2009 to 12/31/2009...........  $ 6.17185    $ 8.34071          0
   01/01/2010 to 12/31/2010...........  $ 8.34071    $10.46522          0
   01/01/2011 to 12/31/2011...........  $10.46522    $ 9.92945          0
   01/01/2012 to 12/31/2012...........  $ 9.92945    $11.19304          0
PROFUND VP MID-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.18823    $ 6.43513          0
   01/01/2009 to 12/31/2009...........  $ 6.43513    $ 8.22837          0
   01/01/2010 to 12/31/2010...........  $ 8.22837    $ 9.68372          0
   01/01/2011 to 12/31/2011...........  $ 9.68372    $ 9.09046          0
   01/01/2012 to 12/31/2012...........  $ 9.09046    $10.35248          0
PROFUND VP REAL ESTATE
   05/01/2008* to 12/31/2008..........  $10.25873    $ 5.49330          0
   01/01/2009 to 12/31/2009...........  $ 5.49330    $ 6.86444          0
   01/01/2010 to 12/31/2010...........  $ 6.86444    $ 8.36296          0
   01/01/2011 to 12/31/2011...........  $ 8.36296    $ 8.55948          0
   01/01/2012 to 12/31/2012...........  $ 8.55948    $ 9.79861          0
PROFUND VP SMALL-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.11338    $ 6.77909          0
   01/01/2009 to 12/31/2009...........  $ 6.77909    $ 8.35679          0
   01/01/2010 to 12/31/2010...........  $ 8.35679    $10.26535          0
   01/01/2011 to 12/31/2011...........  $10.26535    $10.15857          0
   01/01/2012 to 12/31/2012...........  $10.15857    $11.16373          0
PROFUND VP SMALL-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.22837    $ 7.14678          0
   01/01/2009 to 12/31/2009...........  $ 7.14678    $ 8.40716          0
   01/01/2010 to 12/31/2010...........  $ 8.40716    $10.02984          0
   01/01/2011 to 12/31/2011...........  $10.02984    $ 9.39785          0
   01/01/2012 to 12/31/2012...........  $ 9.39785    $10.66510          0
PROFUND VP TELECOMMUNICATIONS
   05/01/2008* to 12/31/2008..........  $10.27795    $ 7.23615        317
   01/01/2009 to 12/31/2009...........  $ 7.23615    $ 7.58749          0
   01/01/2010 to 12/31/2010...........  $ 7.58749    $ 8.57621          0
   01/01/2011 to 12/31/2011...........  $ 8.57621    $ 8.53611          0
   01/01/2012 to 12/31/2012...........  $ 8.53611    $ 9.71718          0
PROFUND VP UTILITIES
   05/01/2008* to 12/31/2008..........  $10.09840    $ 7.18288          0
   01/01/2009 to 12/31/2009...........  $ 7.18288    $ 7.77133          0
   01/01/2010 to 12/31/2010...........  $ 7.77133    $ 8.04473          0
   01/01/2011 to 12/31/2011...........  $ 8.04473    $ 9.23675          0
   01/01/2012 to 12/31/2012...........  $ 9.23675    $ 9.03694          0



* Denotes the start date of these sub-accounts

                               PREMIER L SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

   ACCUMULATION UNIT VALUES: LIFETIME FIVE INCOME BENEFIT, OR HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT, AND COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT
 (2.60%) OR LIFETIME FIVE INCOME BENEFIT AND HIGHEST DAILY VALUE DEATH BENEFIT
                 (2.60%) OR HD GRO 60 BPS AND COMBO DB (2.60%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.37006    $10.90518     4,050,210
   01/01/2007 to 12/31/2007...........  $10.90518    $11.60597     7,210,180
   01/01/2008 to 12/31/2008...........  $11.60597    $ 7.71102     5,632,286
   01/01/2009 to 12/31/2009...........  $ 7.71102    $ 9.34622     5,340,354
   01/01/2010 to 12/31/2010...........  $ 9.34622    $10.19937     4,966,744
   01/01/2011 to 12/31/2011...........  $10.19937    $ 9.67688     4,542,358
   01/01/2012 to 12/31/2012...........  $ 9.67688    $10.61646     4,254,692
AST ADVANCED STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.13788    $10.58428     1,368,561
   01/01/2007 to 12/31/2007...........  $10.58428    $11.29528     3,903,585
   01/01/2008 to 12/31/2008...........  $11.29528    $ 7.72769     2,554,033
   01/01/2009 to 12/31/2009...........  $ 7.72769    $ 9.50522     2,631,431
   01/01/2010 to 12/31/2010...........  $ 9.50522    $10.53429     2,558,787
   01/01/2011 to 12/31/2011...........  $10.53429    $10.27926     2,262,521
   01/01/2012 to 12/31/2012...........  $10.27926    $11.38582     2,196,331
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.64251    $11.68252             0
   01/01/2007 to 12/31/2007...........  $11.68252    $11.37272             0
   01/01/2008 to 12/31/2008...........  $11.37272    $ 7.23288             0
   01/01/2009 to 12/31/2009...........  $ 7.23288    $ 8.30244             0
   01/01/2010 to 12/31/2010...........  $ 8.30244    $ 9.21255             0
   01/01/2011 to 12/31/2011...........  $ 9.21255    $ 9.30016             0
   01/01/2012 to 05/04/2012...........  $ 9.30016    $10.07383             0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.32057    $10.79817       782,409
   01/01/2007 to 12/31/2007...........  $10.79817    $11.47812     1,946,525
   01/01/2008 to 12/31/2008...........  $11.47812    $ 7.97618     1,971,294
   01/01/2009 to 12/31/2009...........  $ 7.97618    $ 9.58516     3,810,794
   01/01/2010 to 12/31/2010...........  $ 9.58516    $10.49278     3,664,363
   01/01/2011 to 12/31/2011...........  $10.49278    $10.10302     3,318,645
   01/01/2012 to 12/31/2012...........  $10.10302    $11.07499     3,064,089

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99719    $ 9.11083     2,474,475
   01/01/2012 to 12/31/2012...........  $ 9.11083    $ 9.93582     2,389,612
AST BLACKROCK VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.46311    $12.61910             0
   01/01/2007 to 12/31/2007...........  $12.61910    $12.44257             0
   01/01/2008 to 12/31/2008...........  $12.44257    $ 7.60334             0
   01/01/2009 to 12/31/2009...........  $ 7.60334    $ 8.76382             0
   01/01/2010 to 12/31/2010...........  $ 8.76382    $ 9.60457             0
   01/01/2011 to 12/31/2011...........  $ 9.60457    $ 9.31537             0
   01/01/2012 to 12/31/2012...........  $ 9.31537    $10.29569             0
AST BOND PORTFOLIO 2016
   05/01/2009* to 12/31/2009..........  $ 9.93807    $ 9.57833             0
   01/01/2010 to 12/31/2010...........  $ 9.57833    $10.32295             0
   01/01/2011 to 12/31/2011...........  $10.32295    $11.03170             0
   01/01/2012 to 12/31/2012...........  $11.03170    $11.19933             0
AST BOND PORTFOLIO 2018
   05/01/2009* to 12/31/2009..........  $ 9.92250    $ 9.64411             0
   01/01/2010 to 12/31/2010...........  $ 9.64411    $10.45117             0
   01/01/2011 to 12/31/2011...........  $10.45117    $11.57013             0
   01/01/2012 to 12/31/2012...........  $11.57013    $11.92091             0
AST BOND PORTFOLIO 2019
   05/01/2009* to 12/31/2009..........  $ 9.90528    $ 9.54520             0
   01/01/2010 to 12/31/2010...........  $ 9.54520    $10.36029             0
   01/01/2011 to 12/31/2011...........  $10.36029    $11.71117             0
   01/01/2012 to 12/31/2012...........  $11.71117    $12.08262             0
AST BOND PORTFOLIO 2020
   05/01/2009* to 12/31/2009..........  $ 9.88399    $ 9.22108             0
   01/01/2010 to 12/31/2010...........  $ 9.22108    $10.05194             0
   01/01/2011 to 12/31/2011...........  $10.05194    $11.62746             0
   01/01/2012 to 12/31/2012...........  $11.62746    $12.04854             0
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........  $ 9.99719    $10.92600             0
   01/01/2011 to 12/31/2011...........  $10.92600    $12.81152         5,925
   01/01/2012 to 12/31/2012...........  $12.81152    $13.33473         2,589
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........  $ 9.99789    $11.93089             0
   01/01/2012 to 12/31/2012...........  $11.93089    $12.30799             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012..........  $ 9.99719    $10.32109              0
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.48881    $11.08024      6,134,343
   01/01/2007 to 12/31/2007...........  $11.08024    $11.84864     12,899,751
   01/01/2008 to 12/31/2008...........  $11.84864    $ 7.51325      9,444,127
   01/01/2009 to 12/31/2009...........  $ 7.51325    $ 9.17773      9,157,397
   01/01/2010 to 12/31/2010...........  $ 9.17773    $10.14170      8,749,377
   01/01/2011 to 12/31/2011...........  $10.14170    $ 9.64514      7,858,699
   01/01/2012 to 12/31/2012...........  $ 9.64514    $10.69033      7,444,928
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08085    $ 7.30220         24,715
   01/01/2009 to 12/31/2009...........  $ 7.30220    $ 8.78175         30,211
   01/01/2010 to 12/31/2010...........  $ 8.78175    $ 9.57936         61,002
   01/01/2011 to 12/31/2011...........  $ 9.57936    $ 9.16732         75,383
   01/01/2012 to 12/31/2012...........  $ 9.16732    $ 9.85326         94,664
AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $13.04797    $15.89804              0
   01/01/2007 to 12/31/2007...........  $15.89804    $12.40393              0
   01/01/2008 to 12/31/2008...........  $12.40393    $ 7.85144              0
   01/01/2009 to 12/31/2009...........  $ 7.85144    $10.09561              0
   01/01/2010 to 12/31/2010...........  $10.09561    $12.66314              0
   01/01/2011 to 12/31/2011...........  $12.66314    $13.15625              0
   01/01/2012 to 12/31/2012...........  $13.15625    $14.79037              0
AST DEAM SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.16544    $11.62528              0
   01/01/2007 to 12/31/2007...........  $11.62528    $ 9.31608              0
   01/01/2008 to 07/18/2008...........  $ 9.31608    $ 8.49360              0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.10235    $11.97093              0
   01/01/2007 to 12/31/2007...........  $11.97093    $12.97394              0
   01/01/2008 to 12/31/2008...........  $12.97394    $ 7.06930              0
   01/01/2009 to 12/31/2009...........  $ 7.06930    $ 9.14063              0
   01/01/2010 to 12/31/2010...........  $ 9.14063    $11.80880              0
   01/01/2011 to 12/31/2011...........  $11.80880    $10.00072              0
   01/01/2012 to 12/31/2012...........  $10.00072    $11.70340              0
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10336    $ 7.46143          2,119
   01/01/2009 to 12/31/2009...........  $ 7.46143    $ 8.81630          5,240
   01/01/2010 to 12/31/2010...........  $ 8.81630    $ 9.73785          6,040
   01/01/2011 to 12/31/2011...........  $ 9.73785    $ 9.25684          7,511
   01/01/2012 to 12/31/2012...........  $ 9.25684    $10.25208          7,343

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.03818    $10.50581       457,279
   01/01/2007 to 12/31/2007...........  $10.50581    $11.11430     1,405,209
   01/01/2008 to 12/31/2008...........  $11.11430    $ 7.09646       920,707
   01/01/2009 to 12/31/2009...........  $ 7.09646    $ 8.56628       920,292
   01/01/2010 to 12/31/2010...........  $ 8.56628    $ 9.54845       925,413
   01/01/2011 to 12/31/2011...........  $ 9.54845    $ 9.16683       794,303
   01/01/2012 to 12/31/2012...........  $ 9.16683    $ 9.88432       796,849
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.15781    $10.40773       619,984
   01/01/2007 to 12/31/2007...........  $10.40773    $11.30062     2,237,900
   01/01/2008 to 12/31/2008...........  $11.30062    $ 6.53007     1,392,225
   01/01/2009 to 12/31/2009...........  $ 6.53007    $ 8.01775     1,343,948
   01/01/2010 to 12/31/2010...........  $ 8.01775    $ 9.30092     1,383,564
   01/01/2011 to 12/31/2011...........  $ 9.30092    $ 8.50216     1,277,373
   01/01/2012 to 12/31/2012...........  $ 8.50216    $ 9.35706     1,188,252
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99790    $ 7.44243             0
   01/01/2009 to 11/13/2009...........  $ 7.44243    $ 8.25890             0
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99790    $10.68264        26,132
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17457    $ 6.08835             0
   01/01/2009 to 12/31/2009...........  $ 6.08835    $ 8.01690             0
   01/01/2010 to 12/31/2010...........  $ 8.01690    $ 9.39223             0
   01/01/2011 to 12/31/2011...........  $ 9.39223    $ 8.69329             0
   01/01/2012 to 12/31/2012...........  $ 8.69329    $10.74374             0
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.15968    $11.44914             0
   01/01/2007 to 12/31/2007...........  $11.44914    $12.71869             0
   01/01/2008 to 12/31/2008...........  $12.71869    $ 7.40406             0
   01/01/2009 to 12/31/2009...........  $ 7.40406    $10.78133             0
   01/01/2010 to 12/31/2010...........  $10.78133    $11.58925             0
   01/01/2011 to 12/31/2011...........  $11.58925    $10.84892             0
   01/01/2012 to 12/31/2012...........  $10.84892    $12.66343             0
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.57528    $11.64751             0
   01/01/2007 to 12/31/2007...........  $11.64751    $11.93286             0
   01/01/2008 to 12/31/2008...........  $11.93286    $ 6.89760             0
   01/01/2009 to 12/31/2009...........  $ 6.89760    $ 8.01280             0
   01/01/2010 to 12/31/2010...........  $ 8.01280    $ 8.81621             0
   01/01/2011 to 12/31/2011...........  $ 8.81621    $ 8.11882             0
   01/01/2012 to 12/31/2012...........  $ 8.11882    $ 9.46892             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.04131    $10.87698            0
   01/01/2007 to 12/31/2007...........  $10.87698    $12.65087            0
   01/01/2008 to 12/31/2008...........  $12.65087    $ 7.30001            0
   01/01/2009 to 12/31/2009...........  $ 7.30001    $11.17735            0
   01/01/2010 to 12/31/2010...........  $11.17735    $13.05398            0
   01/01/2011 to 12/31/2011...........  $13.05398    $12.34479            0
   01/01/2012 to 12/31/2012...........  $12.34479    $14.39131            0
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03278    $ 7.60811            0
   01/01/2009 to 12/31/2009...........  $ 7.60811    $ 9.40612            0
   01/01/2010 to 12/31/2010...........  $ 9.40612    $11.62192            0
   01/01/2011 to 12/31/2011...........  $11.62192    $11.47536            0
   01/01/2012 to 12/31/2012...........  $11.47536    $12.93883            0
AST HIGH YIELD PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.01816    $10.52499            0
   01/01/2007 to 12/31/2007...........  $10.52499    $10.51148            0
   01/01/2008 to 12/31/2008...........  $10.51148    $ 7.62797            0
   01/01/2009 to 12/31/2009...........  $ 7.62797    $10.07794            0
   01/01/2010 to 12/31/2010...........  $10.07794    $11.14859            0
   01/01/2011 to 12/31/2011...........  $11.14859    $11.21128            0
   01/01/2012 to 12/31/2012...........  $11.21128    $12.44281            0
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08903    $ 7.56981       39,342
   01/01/2009 to 12/31/2009...........  $ 7.56981    $ 9.10315       88,021
   01/01/2010 to 12/31/2010...........  $ 9.10315    $ 9.90141       96,984
   01/01/2011 to 12/31/2011...........  $ 9.90141    $ 9.60198       96,529
   01/01/2012 to 12/31/2012...........  $ 9.60198    $10.30627       90,679
AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99141    $10.54240            0
   01/01/2007 to 12/31/2007...........  $10.54240    $12.23128            0
   01/01/2008 to 12/31/2008...........  $12.23128    $ 5.93261            0
   01/01/2009 to 12/31/2009...........  $ 5.93261    $ 7.82281            0
   01/01/2010 to 12/31/2010...........  $ 7.82281    $ 8.73008            0
   01/01/2011 to 12/31/2011...........  $ 8.73008    $ 7.40935            0
   01/01/2012 to 12/31/2012...........  $ 7.40935    $ 8.69206            0
AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2006* to 12/31/2006..........  $10.00956    $10.80400            0
   01/01/2007 to 12/31/2007...........  $10.80400    $12.40342            0
   01/01/2008 to 12/31/2008...........  $12.40342    $ 6.76920            0
   01/01/2009 to 12/31/2009...........  $ 6.76920    $ 8.60978            0
   01/01/2010 to 12/31/2010...........  $ 8.60978    $ 9.32176            0
   01/01/2011 to 12/31/2011...........  $ 9.32176    $ 7.94553            0
   01/01/2012 to 12/31/2012...........  $ 7.94553    $ 9.03533            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11154    $ 7.09658        6,196
   01/01/2009 to 12/31/2009...........  $ 7.09658    $ 8.76123       16,564
   01/01/2010 to 12/31/2010...........  $ 8.76123    $ 9.71916       15,006
   01/01/2011 to 12/31/2011...........  $ 9.71916    $ 9.41929       17,541
   01/01/2012 to 12/31/2012...........  $ 9.41929    $10.42718       16,637
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.86707    $11.42284            0
   01/01/2007 to 12/31/2007...........  $11.42284    $11.34807      172,983
   01/01/2008 to 12/31/2008...........  $11.34807    $ 9.11199      187,392
   01/01/2009 to 12/31/2009...........  $ 9.11199    $10.83664      228,004
   01/01/2010 to 12/31/2010...........  $10.83664    $11.33516      220,597
   01/01/2011 to 12/31/2011...........  $11.33516    $11.07413      196,417
   01/01/2012 to 12/31/2012...........  $11.07413    $11.95003      231,927
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08328    $10.27840            0
   01/01/2010 to 12/31/2010...........  $10.27840    $11.15165            0
   01/01/2011 to 12/31/2011...........  $11.15165    $10.94139            0
   01/01/2012 to 12/31/2012...........  $10.94139    $12.28312            0
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14466    $10.28818            0
   01/01/2010 to 12/31/2010...........  $10.28818    $11.40383            0
   01/01/2011 to 12/31/2011...........  $11.40383    $10.46250            0
   01/01/2012 to 12/31/2012...........  $10.46250    $11.54640            0
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.02854    $12.65607            0
   01/01/2007 to 12/31/2007...........  $12.65607    $13.49800            0
   01/01/2008 to 12/31/2008...........  $13.49800    $ 7.71162            0
   01/01/2009 to 12/31/2009...........  $ 7.71162    $10.21306            0
   01/01/2010 to 12/31/2010...........  $10.21306    $10.66809            0
   01/01/2011 to 12/31/2011...........  $10.66809    $ 9.44664            0
   01/01/2012 to 12/31/2012...........  $ 9.44664    $11.22411            0
AST LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.00615    $12.09868            0
   01/01/2007 to 12/31/2007...........  $12.09868    $11.43824            0
   01/01/2008 to 12/31/2008...........  $11.43824    $ 6.52259            0
   01/01/2009 to 12/31/2009...........  $ 6.52259    $ 7.59276            0
   01/01/2010 to 12/31/2010...........  $ 7.59276    $ 8.37420            0
   01/01/2011 to 12/31/2011...........  $ 8.37420    $ 7.82078            0
   01/01/2012 to 12/31/2012...........  $ 7.82078    $ 8.90939            0
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.14267    $10.56925            0
   01/01/2007 to 12/31/2007...........  $10.56925    $10.92701            0
   01/01/2008 to 12/31/2008...........  $10.92701    $ 8.17355            0
   01/01/2009 to 12/31/2009...........  $ 8.17355    $10.72296            0
   01/01/2010 to 12/31/2010...........  $10.72296    $11.85333            0
   01/01/2011 to 12/31/2011...........  $11.85333    $12.72863            0
   01/01/2012 to 12/31/2012...........  $12.72863    $13.14117            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.07842    $11.31183         0
   01/01/2007 to 12/31/2007...........  $11.31183    $12.67336         0
   01/01/2008 to 12/31/2008...........  $12.67336    $ 6.95886         0
   01/01/2009 to 12/31/2009...........  $ 6.95886    $ 8.80096         0
   01/01/2010 to 12/31/2010...........  $ 8.80096    $10.27233         0
   01/01/2011 to 12/31/2011...........  $10.27233    $ 9.92091         0
   01/01/2012 to 12/31/2012...........  $ 9.92091    $10.85514         0
AST MFS GLOBAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.36813    $12.60029         0
   01/01/2007 to 12/31/2007...........  $12.60029    $13.43376         0
   01/01/2008 to 12/31/2008...........  $13.43376    $ 8.64258         0
   01/01/2009 to 12/31/2009...........  $ 8.64258    $11.07773         0
   01/01/2010 to 12/31/2010...........  $11.07773    $12.09781         0
   01/01/2011 to 12/31/2011...........  $12.09781    $11.42220         0
   01/01/2012 to 12/31/2012...........  $11.42220    $13.70149         0
AST MFS GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.98250    $11.41513         0
   01/01/2007 to 12/31/2007...........  $11.41513    $12.80513         0
   01/01/2008 to 12/31/2008...........  $12.80513    $ 7.94948         0
   01/01/2009 to 12/31/2009...........  $ 7.94948    $ 9.63119         0
   01/01/2010 to 12/31/2010...........  $ 9.63119    $10.58722         0
   01/01/2011 to 12/31/2011...........  $10.58722    $10.25797         0
   01/01/2012 to 12/31/2012...........  $10.25797    $11.70562         0
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99790    $10.16264         0
AST MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.98514    $11.44280         0
   01/01/2007 to 12/31/2007...........  $11.44280    $11.45816         0
   01/01/2008 to 12/31/2008...........  $11.45816    $ 6.90971         0
   01/01/2009 to 12/31/2009...........  $ 6.90971    $ 9.35340         0
   01/01/2010 to 12/31/2010...........  $ 9.35340    $11.26882         0
   01/01/2011 to 12/31/2011...........  $11.26882    $10.60452         0
   01/01/2012 to 12/31/2012...........  $10.60452    $12.23817         0
AST MONEY MARKET PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99907    $10.14778         0
   01/01/2007 to 12/31/2007...........  $10.14778    $10.37423         0
   01/01/2008 to 12/31/2008...........  $10.37423    $10.36497         0
   01/01/2009 to 12/31/2009...........  $10.36497    $10.12714         0
   01/01/2010 to 12/31/2010...........  $10.12714    $ 9.87290         0
   01/01/2011 to 12/31/2011...........  $ 9.87290    $ 9.62525         0
   01/01/2012 to 12/31/2012...........  $ 9.62525    $ 9.38159         0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.58777    $11.66305         0
   01/01/2007 to 12/31/2007...........  $11.66305    $11.72616         0
   01/01/2008 to 12/31/2008...........  $11.72616    $ 6.59897         0
   01/01/2009 to 12/31/2009...........  $ 6.59897    $ 9.04576         0
   01/01/2010 to 12/31/2010...........  $ 9.04576    $10.88298         0
   01/01/2011 to 12/31/2011...........  $10.88298    $10.34401         0
   01/01/2012 to 12/31/2012...........  $10.34401    $11.80816         0
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.02780    $10.05508         0
   01/01/2012 to 12/31/2012...........  $10.05508    $10.27731         0
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.28836    $12.50869         0
   01/01/2007 to 12/31/2007...........  $12.50869    $14.89685         0
   01/01/2008 to 12/31/2008...........  $14.89685    $ 8.24901         0
   01/01/2009 to 12/31/2009...........  $ 8.24901    $10.43501         0
   01/01/2010 to 12/31/2010...........  $10.43501    $13.08739         0
   01/01/2011 to 12/31/2011...........  $13.08739    $12.97147         0
   01/01/2012 to 12/31/2012...........  $12.97147    $14.20763         0
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.43147    $10.75030         0
   01/01/2007 to 12/31/2007...........  $10.75030    $12.43714         0
   01/01/2008 to 12/31/2008...........  $12.43714    $ 6.96509         0
   01/01/2009 to 12/31/2009...........  $ 6.96509    $ 8.32028         0
   01/01/2010 to 12/31/2010...........  $ 8.32028    $ 9.75334         0
   01/01/2011 to 04/29/2011...........  $ 9.75334    $10.90778         0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99790    $10.26066         0
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10064    $ 5.55106         0
   01/01/2009 to 12/31/2009...........  $ 5.55106    $ 9.00901         0
   01/01/2010 to 12/31/2010...........  $ 9.00901    $10.73627         0
   01/01/2011 to 12/31/2011...........  $10.73627    $ 8.34306         0
   01/01/2012 to 12/31/2012...........  $ 8.34306    $ 9.58911         0
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97191    $10.10175         0
   01/01/2007 to 12/31/2007...........  $10.10175    $10.51371         0
   01/01/2008 to 12/31/2008...........  $10.51371    $10.36152         0
   01/01/2009 to 12/31/2009...........  $10.36152    $11.13203         0
   01/01/2010 to 12/31/2010...........  $11.13203    $11.27296         0
   01/01/2011 to 12/31/2011...........  $11.27296    $11.23479         0
   01/01/2012 to 12/31/2012...........  $11.23479    $11.46375         0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.97054    $10.24133             0
   01/01/2007 to 12/31/2007...........  $10.24133    $10.80967             0
   01/01/2008 to 12/31/2008...........  $10.80967    $10.29762             0
   01/01/2009 to 12/31/2009...........  $10.29762    $11.69541             0
   01/01/2010 to 12/31/2010...........  $11.69541    $12.27880             0
   01/01/2011 to 12/31/2011...........  $12.27880    $12.34857             0
   01/01/2012 to 12/31/2012...........  $12.34857    $13.15703             0
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.17217    $10.55495       166,747
   01/01/2007 to 12/31/2007...........  $10.55495    $11.18302       772,514
   01/01/2008 to 12/31/2008...........  $11.18302    $ 8.77568     1,265,705
   01/01/2009 to 12/31/2009...........  $ 8.77568    $10.26727     1,754,810
   01/01/2010 to 12/31/2010...........  $10.26727    $11.06512     1,778,982
   01/01/2011 to 12/31/2011...........  $11.06512    $10.89260     1,733,599
   01/01/2012 to 12/31/2012...........  $10.89260    $11.71739     1,710,245
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.01781    $10.05496             0
   01/01/2012 to 12/31/2012...........  $10.05496    $10.49653             0
AST QMA US EQUITY ALPHA PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.56932    $11.33031             0
   01/01/2007 to 12/31/2007...........  $11.33031    $11.27163             0
   01/01/2008 to 12/31/2008...........  $11.27163    $ 6.73222             0
   01/01/2009 to 12/31/2009...........  $ 6.73222    $ 7.99353             0
   01/01/2010 to 12/31/2010...........  $ 7.99353    $ 8.96355             0
   01/01/2011 to 12/31/2011...........  $ 8.96355    $ 9.03879             0
   01/01/2012 to 12/31/2012...........  $ 9.03879    $10.46595             0
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99789    $ 8.84605             0
   01/01/2012 to 12/31/2012...........  $ 8.84605    $ 9.75590             0
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09903    $ 6.65711        37,764
   01/01/2009 to 12/31/2009...........  $ 6.65711    $ 8.23055       159,840
   01/01/2010 to 12/31/2010...........  $ 8.23055    $ 9.17263       141,896
   01/01/2011 to 12/31/2011...........  $ 9.17263    $ 8.72704       202,628
   01/01/2012 to 12/31/2012...........  $ 8.72704    $ 9.85815       184,213
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.39907    $10.94561             0
   01/01/2007 to 12/31/2007...........  $10.94561    $11.61823       113,579
   01/01/2008 to 12/31/2008...........  $11.61823    $ 7.90477        72,457
   01/01/2009 to 12/31/2009...........  $ 7.90477    $ 9.81658       227,919
   01/01/2010 to 12/31/2010...........  $ 9.81658    $10.69791       150,752
   01/01/2011 to 12/31/2011...........  $10.69791    $10.07466       254,988
   01/01/2012 to 12/31/2012...........  $10.07466    $10.91260       199,504

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.90437    $ 9.85358             0
   01/01/2007 to 12/31/2007...........  $ 9.85358    $10.28924             0
   01/01/2008 to 12/31/2008...........  $10.28924    $ 6.51838             0
   01/01/2009 to 12/31/2009...........  $ 6.51838    $ 8.50739             0
   01/01/2010 to 12/31/2010...........  $ 8.50739    $11.31160             0
   01/01/2011 to 12/31/2011...........  $11.31160    $10.91739             0
   01/01/2012 to 12/31/2012...........  $10.91739    $11.93578             0
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.88000    $12.36528             0
   01/01/2007 to 12/31/2007...........  $12.36528    $11.37429             0
   01/01/2008 to 12/31/2008...........  $11.37429    $ 7.79129             0
   01/01/2009 to 12/31/2009...........  $ 7.79129    $ 9.64417             0
   01/01/2010 to 12/31/2010...........  $ 9.64417    $11.84338             0
   01/01/2011 to 12/31/2011...........  $11.84338    $10.85372             0
   01/01/2012 to 12/31/2012...........  $10.85372    $12.49936             0
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.63175    $11.27006        29,105
   01/01/2007 to 12/31/2007...........  $11.27006    $11.67732     1,552,226
   01/01/2008 to 12/31/2008...........  $11.67732    $ 8.42839       933,340
   01/01/2009 to 12/31/2009...........  $ 8.42839    $10.19780     1,030,357
   01/01/2010 to 12/31/2010...........  $10.19780    $11.08597     1,003,773
   01/01/2011 to 12/31/2011...........  $11.08597    $11.01988       905,933
   01/01/2012 to 12/31/2012...........  $11.01988    $12.18975       958,380
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.94536    $12.10594             0
   01/01/2007 to 12/31/2007...........  $12.10594    $11.37667             0
   01/01/2008 to 12/31/2008...........  $11.37667    $ 6.44374             0
   01/01/2009 to 12/31/2009...........  $ 6.44374    $ 7.77499             0
   01/01/2010 to 12/31/2010...........  $ 7.77499    $ 8.58166             0
   01/01/2011 to 12/31/2011...........  $ 8.58166    $ 8.22731             0
   01/01/2012 to 12/31/2012...........  $ 8.22731    $ 9.40178             0
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.48076    $ 9.71544             0
   01/01/2007 to 12/31/2007...........  $ 9.71544    $10.38123             0
   01/01/2008 to 12/31/2008...........  $10.38123    $ 9.87172             0
   01/01/2009 to 12/31/2009...........  $ 9.87172    $10.78731             0
   01/01/2010 to 12/31/2010...........  $10.78731    $11.11776             0
   01/01/2011 to 12/31/2011...........  $11.11776    $11.28339             0
   01/01/2012 to 12/31/2012...........  $11.28339    $11.57172             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.93941    $10.40395            0
   01/01/2007 to 12/31/2007...........  $10.40395    $10.97374            0
   01/01/2008 to 12/31/2008...........  $10.97374    $ 6.35637            0
   01/01/2009 to 12/31/2009...........  $ 6.35637    $ 9.50196            0
   01/01/2010 to 12/31/2010...........  $ 9.50196    $10.72546            0
   01/01/2011 to 12/31/2011...........  $10.72546    $10.27681            0
   01/01/2012 to 12/31/2012...........  $10.27681    $11.77710            0
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $13.66737    $13.15868            0
   01/01/2007 to 12/31/2007...........  $13.15868    $18.01835            0
   01/01/2008 to 12/31/2008...........  $18.01835    $ 8.78274            0
   01/01/2009 to 12/31/2009...........  $ 8.78274    $12.78441            0
   01/01/2010 to 12/31/2010...........  $12.78441    $15.00925            0
   01/01/2011 to 12/31/2011...........  $15.00925    $12.44682            0
   01/01/2012 to 12/31/2012...........  $12.44682    $12.56960            0
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.60755    $11.26518            0
   01/01/2007 to 12/31/2007...........  $11.26518    $12.02763            0
   01/01/2008 to 12/31/2008...........  $12.02763    $ 6.76059            0
   01/01/2009 to 12/31/2009...........  $ 6.76059    $ 8.46271            0
   01/01/2010 to 12/31/2010...........  $ 8.46271    $ 9.45557            0
   01/01/2011 to 12/31/2011...........  $ 9.45557    $ 8.89776       13,740
   01/01/2012 to 12/31/2012...........  $ 8.89776    $ 9.62642       14,109
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........  $ 9.99789    $ 9.96843            0
   01/01/2008 to 12/31/2008...........  $ 9.96843    $ 9.20943            0
   01/01/2009 to 12/31/2009...........  $ 9.20943    $10.02000            0
   01/01/2010 to 12/31/2010...........  $10.02000    $10.52764            0
   01/01/2011 to 12/31/2011...........  $10.52764    $10.87967            0
   01/01/2012 to 12/31/2012...........  $10.87967    $11.43628            0
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07786    $ 6.60266        8,993
   01/01/2009 to 12/31/2009...........  $ 6.60266    $ 8.37009       16,855
   01/01/2010 to 12/31/2010...........  $ 8.37009    $ 8.99346       28,325
   01/01/2011 to 12/31/2011...........  $ 8.99346    $ 8.61933       42,650
   01/01/2012 to 09/21/2012...........  $ 8.61933    $ 9.59327            0
PROFUND VP CONSUMER GOODS PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08874    $ 7.62474            0
   01/01/2009 to 12/31/2009...........  $ 7.62474    $ 9.03424            0
   01/01/2010 to 12/31/2010...........  $ 9.03424    $10.33411            0
   01/01/2011 to 12/31/2011...........  $10.33411    $10.77243            0
   01/01/2012 to 12/31/2012...........  $10.77243    $11.63897            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP CONSUMER SERVICES
   05/01/2008* to 12/31/2008..........  $10.26776    $ 6.99943         0
   01/01/2009 to 12/31/2009...........  $ 6.99943    $ 8.92347         0
   01/01/2010 to 12/31/2010...........  $ 8.92347    $10.55787         0
   01/01/2011 to 12/31/2011...........  $10.55787    $10.85662         0
   01/01/2012 to 12/31/2012...........  $10.85662    $12.91934         0
PROFUND VP FINANCIALS
   05/01/2008* to 12/31/2008..........  $10.38545    $ 5.23966         0
   01/01/2009 to 12/31/2009...........  $ 5.23966    $ 5.87327         0
   01/01/2010 to 12/31/2010...........  $ 5.87327    $ 6.35017         0
   01/01/2011 to 12/31/2011...........  $ 6.35017    $ 5.33326         0
   01/01/2012 to 12/31/2012...........  $ 5.33326    $ 6.48325         0
PROFUND VP HEALTH CARE
   05/01/2008* to 12/31/2008..........  $10.15167    $ 8.28538         0
   01/01/2009 to 12/31/2009...........  $ 8.28538    $ 9.65467         0
   01/01/2010 to 12/31/2010...........  $ 9.65467    $ 9.67767         0
   01/01/2011 to 12/31/2011...........  $ 9.67767    $10.38680         0
   01/01/2012 to 12/31/2012...........  $10.38680    $11.88503         0
PROFUND VP INDUSTRIALS
   05/01/2008* to 12/31/2008..........  $10.16518    $ 6.05952         0
   01/01/2009 to 12/31/2009...........  $ 6.05952    $ 7.32920         0
   01/01/2010 to 12/31/2010...........  $ 7.32920    $ 8.84011         0
   01/01/2011 to 12/31/2011...........  $ 8.84011    $ 8.46264         0
   01/01/2012 to 12/31/2012...........  $ 8.46264    $ 9.55084         0
PROFUND VP LARGE-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.11041    $ 6.67544         0
   01/01/2009 to 12/31/2009...........  $ 6.67544    $ 8.44082         0
   01/01/2010 to 12/31/2010...........  $ 8.44082    $ 9.31162         0
   01/01/2011 to 12/31/2011...........  $ 9.31162    $ 9.36011         0
   01/01/2012 to 12/31/2012...........  $ 9.36011    $10.28272         0
PROFUND VP LARGE-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.24119    $ 6.23331         0
   01/01/2009 to 12/31/2009...........  $ 6.23331    $ 7.25798         0
   01/01/2010 to 12/31/2010...........  $ 7.25798    $ 7.98625         0
   01/01/2011 to 12/31/2011...........  $ 7.98625    $ 7.68458         0
   01/01/2012 to 12/31/2012...........  $ 7.68458    $ 8.64434         0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP MID-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.07219    $ 6.16181         0
   01/01/2009 to 12/31/2009...........  $ 6.16181    $ 8.30678         0
   01/01/2010 to 12/31/2010...........  $ 8.30678    $10.39723         0
   01/01/2011 to 12/31/2011...........  $10.39723    $ 9.84090         0
   01/01/2012 to 12/31/2012...........  $ 9.84090    $11.06623         0
PROFUND VP MID-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.18816    $ 6.42458         0
   01/01/2009 to 12/31/2009...........  $ 6.42458    $ 8.19475         0
   01/01/2010 to 12/31/2010...........  $ 8.19475    $ 9.62061         0
   01/01/2011 to 12/31/2011...........  $ 9.62061    $ 9.00918         0
   01/01/2012 to 12/31/2012...........  $ 9.00918    $10.23496         0
PROFUND VP REAL ESTATE
   05/01/2008* to 12/31/2008..........  $10.25866    $ 5.48418         0
   01/01/2009 to 12/31/2009...........  $ 5.48418    $ 6.83636         0
   01/01/2010 to 12/31/2010...........  $ 6.83636    $ 8.30850         0
   01/01/2011 to 12/31/2011...........  $ 8.30850    $ 8.48300         0
   01/01/2012 to 12/31/2012...........  $ 8.48300    $ 9.68740         0
PROFUND VP SMALL-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.11331    $ 6.76798         0
   01/01/2009 to 12/31/2009...........  $ 6.76798    $ 8.32259         0
   01/01/2010 to 12/31/2010...........  $ 8.32259    $10.19851         0
   01/01/2011 to 12/31/2011...........  $10.19851    $10.06782         0
   01/01/2012 to 12/31/2012...........  $10.06782    $11.03698         0
PROFUND VP SMALL-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.22831    $ 7.13514         0
   01/01/2009 to 12/31/2009...........  $ 7.13514    $ 8.37312         0
   01/01/2010 to 12/31/2010...........  $ 8.37312    $ 9.96486         0
   01/01/2011 to 12/31/2011...........  $ 9.96486    $ 9.31430         0
   01/01/2012 to 12/31/2012...........  $ 9.31430    $10.54444         0
PROFUND VP TELECOMMUNICATIONS
   05/01/2008* to 12/31/2008..........  $10.27788    $ 7.22415         0
   01/01/2009 to 12/31/2009...........  $ 7.22415    $ 7.55643         0
   01/01/2010 to 12/31/2010...........  $ 7.55643    $ 8.52047         0
   01/01/2011 to 12/31/2011...........  $ 8.52047    $ 8.46005         0
   01/01/2012 to 12/31/2012...........  $ 8.46005    $ 9.60712         0
PROFUND VP UTILITIES
   05/01/2008* to 12/31/2008..........  $10.09834    $ 7.17118         0
   01/01/2009 to 12/31/2009...........  $ 7.17118    $ 7.73976         0
   01/01/2010 to 12/31/2010...........  $ 7.73976    $ 7.99261         0
   01/01/2011 to 12/31/2011...........  $ 7.99261    $ 9.15468         0
   01/01/2012 to 12/31/2012...........  $ 9.15468    $ 8.93472         0



* Denotes the start date of these sub-accounts

                               PREMIER L SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

       ACCUMULATION UNIT VALUES: BENEFICIARY CONTINUATION OPTION - 1.00%
                           SETTLEMENT SERVICE CHARGE



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.08004    $10.91282      129,445
   01/01/2008 to 12/31/2008...........  $10.91282    $ 7.36563      142,405
   01/01/2009 to 12/31/2009...........  $ 7.36563    $ 9.06905       85,377
   01/01/2010 to 12/31/2010...........  $ 9.06905    $10.05357       99,862
   01/01/2011 to 12/31/2011...........  $10.05357    $ 9.68945      172,922
   01/01/2012 to 12/31/2012...........  $ 9.68945    $10.79903      187,764
AST ADVANCED STRATEGIES PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.07305    $10.83452            0
   01/01/2008 to 12/31/2008...........  $10.83452    $ 7.53017            0
   01/01/2009 to 12/31/2009...........  $ 7.53017    $ 9.40896            0
   01/01/2010 to 12/31/2010...........  $ 9.40896    $10.59254            0
   01/01/2011 to 12/31/2011...........  $10.59254    $10.49952       36,272
   01/01/2012 to 12/31/2012...........  $10.49952    $11.81435       79,091
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.12345    $10.18301            0
   01/01/2008 to 12/31/2008...........  $10.18301    $ 6.57914            0
   01/01/2009 to 12/31/2009...........  $ 6.57914    $ 7.67177        3,699
   01/01/2010 to 12/31/2010...........  $ 7.67177    $ 8.64764        4,096
   01/01/2011 to 12/31/2011...........  $ 8.64764    $ 8.86776        4,581
   01/01/2012 to 05/04/2012...........  $ 8.86776    $ 9.65752            0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.07151    $10.86097        3,120
   01/01/2008 to 12/31/2008...........  $10.86097    $ 7.66698      166,425
   01/01/2009 to 12/31/2009...........  $ 7.66698    $ 9.35958      160,708
   01/01/2010 to 12/31/2010...........  $ 9.35958    $10.40804      226,307
   01/01/2011 to 12/31/2011...........  $10.40804    $10.17985      366,569
   01/01/2012 to 12/31/2012...........  $10.17985    $11.33645      524,542
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99918    $ 9.20827            0
   01/01/2012 to 12/31/2012...........  $ 9.20827    $10.20156            0
AST BLACKROCK VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11154    $10.19617        2,976
   01/01/2008 to 12/31/2008...........  $10.19617    $ 6.32963            0
   01/01/2009 to 12/31/2009...........  $ 6.32963    $ 7.41124            0
   01/01/2010 to 12/31/2010...........  $ 7.41124    $ 8.25078            0
   01/01/2011 to 12/31/2011...........  $ 8.25078    $ 8.12903        4,250
   01/01/2012 to 12/31/2012...........  $ 8.12903    $ 9.12709       14,114

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.09687    $11.01224       40,327
   01/01/2008 to 12/31/2008...........  $11.01224    $ 7.09376       47,327
   01/01/2009 to 12/31/2009...........  $ 7.09376    $ 8.80257       75,060
   01/01/2010 to 12/31/2010...........  $ 8.80257    $ 9.88109       85,112
   01/01/2011 to 12/31/2011...........  $ 9.88109    $ 9.54594      115,629
   01/01/2012 to 12/31/2012...........  $ 9.54594    $10.74833       85,759
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08128    $ 7.37971            0
   01/01/2009 to 12/31/2009...........  $ 7.37971    $ 9.01552            0
   01/01/2010 to 12/31/2010...........  $ 9.01552    $ 9.99007            0
   01/01/2011 to 12/31/2011...........  $ 9.99007    $ 9.71160        5,942
   01/01/2012 to 12/31/2012...........  $ 9.71160    $10.60403       50,477
AST COHEN & STEERS REALTY PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.10286    $ 7.81223        2,528
   01/01/2008 to 12/31/2008...........  $ 7.81223    $ 5.02371        2,463
   01/01/2009 to 12/31/2009...........  $ 5.02371    $ 6.56219        2,370
   01/01/2010 to 12/31/2010...........  $ 6.56219    $ 8.36127        3,255
   01/01/2011 to 12/31/2011...........  $ 8.36127    $ 8.82419        4,845
   01/01/2012 to 12/31/2012...........  $ 8.82419    $10.07765       33,808
AST DEAM SMALL-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.09789    $ 8.33201            0
   01/01/2008 to 07/18/2008...........  $ 8.33201    $ 7.66199            0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.10254    $10.91958            0
   01/01/2008 to 12/31/2008...........  $10.91958    $ 6.04442            0
   01/01/2009 to 12/31/2009...........  $ 6.04442    $ 7.93932        3,166
   01/01/2010 to 12/31/2010...........  $ 7.93932    $10.41905        2,949
   01/01/2011 to 12/31/2011...........  $10.41905    $ 8.96343        2,264
   01/01/2012 to 12/31/2012...........  $ 8.96343    $10.65604        9,161
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10379    $ 7.54057            0
   01/01/2009 to 12/31/2009...........  $ 7.54057    $ 9.05097            0
   01/01/2010 to 12/31/2010...........  $ 9.05097    $10.15522            0
   01/01/2011 to 12/31/2011...........  $10.15522    $ 9.80622       17,951
   01/01/2012 to 12/31/2012...........  $ 9.80622    $11.03284       39,447
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.07381    $10.77036        7,255
   01/01/2008 to 12/31/2008...........  $10.77036    $ 6.98618       42,388
   01/01/2009 to 12/31/2009...........  $ 6.98618    $ 8.56682       35,985
   01/01/2010 to 12/31/2010...........  $ 8.56682    $ 9.70021       34,782
   01/01/2011 to 12/31/2011...........  $ 9.70021    $ 9.45972       70,843
   01/01/2012 to 12/31/2012...........  $ 9.45972    $10.36217      125,844
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.10404    $11.19117          469
   01/01/2008 to 12/31/2008...........  $11.19117    $ 6.56949          393
   01/01/2009 to 12/31/2009...........  $ 6.56949    $ 8.19394       29,491
   01/01/2010 to 12/31/2010...........  $ 8.19394    $ 9.65573       34,201
   01/01/2011 to 12/31/2011...........  $ 9.65573    $ 8.96603       49,820
   01/01/2012 to 12/31/2012...........  $ 8.96603    $10.02421       61,112
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99918    $ 7.49594        5,059
   01/01/2009 to 11/13/2009...........  $ 7.49594    $ 8.43273            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99918    $10.79695       47,791
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17586    $ 6.13224            0
   01/01/2009 to 12/31/2009...........  $ 6.13224    $ 8.20276          146
   01/01/2010 to 12/31/2010...........  $ 8.20276    $ 9.76197          137
   01/01/2011 to 12/31/2011...........  $ 9.76197    $ 9.17833          541
   01/01/2012 to 12/31/2012...........  $ 9.17833    $11.52315        1,910
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.09100    $11.53628        4,723
   01/01/2008 to 12/31/2008...........  $11.53628    $ 6.82244        4,600
   01/01/2009 to 12/31/2009...........  $ 6.82244    $10.09167        4,428
   01/01/2010 to 12/31/2010...........  $10.09167    $11.01965        5,277
   01/01/2011 to 12/31/2011...........  $11.01965    $10.47885        6,194
   01/01/2012 to 12/31/2012...........  $10.47885    $12.42563       13,645
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11632    $10.62005            0
   01/01/2008 to 12/31/2008...........  $10.62005    $ 6.23634            0
   01/01/2009 to 12/31/2009...........  $ 6.23634    $ 7.35950        6,458
   01/01/2010 to 12/31/2010...........  $ 7.35950    $ 8.22556        5,948
   01/01/2011 to 12/31/2011...........  $ 8.22556    $ 7.69478        7,670
   01/01/2012 to 12/31/2012...........  $ 7.69478    $ 9.11684       17,500
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.09800    $11.48986        1,492
   01/01/2008 to 12/31/2008...........  $11.48986    $ 6.73541            0
   01/01/2009 to 12/31/2009...........  $ 6.73541    $10.47635          231
   01/01/2010 to 12/31/2010...........  $10.47635    $12.42903          782
   01/01/2011 to 12/31/2011...........  $12.42903    $11.93976        1,490
   01/01/2012 to 12/31/2012...........  $11.93976    $14.14015       10,307
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03407    $ 7.66279          431
   01/01/2009 to 12/31/2009...........  $ 7.66279    $ 9.62383          517
   01/01/2010 to 12/31/2010...........  $ 9.62383    $12.07909        1,114
   01/01/2011 to 12/31/2011...........  $12.07909    $12.11532        1,906
   01/01/2012 to 12/31/2012...........  $12.11532    $13.87726        4,328
AST HIGH YIELD PORTFOLIO
   03/19/2007* to 12/31/2007..........  $ 9.99918    $ 9.96607            0
   01/01/2008 to 12/31/2008...........  $ 9.96607    $ 7.34697            0
   01/01/2009 to 12/31/2009...........  $ 7.34697    $ 9.86035        3,032
   01/01/2010 to 12/31/2010...........  $ 9.86035    $11.08074       18,004
   01/01/2011 to 12/31/2011...........  $11.08074    $11.31919       24,364
   01/01/2012 to 12/31/2012...........  $11.31919    $12.76194       53,227
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08946    $ 7.64998          744
   01/01/2009 to 12/31/2009...........  $ 7.64998    $ 9.34543        2,369
   01/01/2010 to 12/31/2010...........  $ 9.34543    $10.32606        7,551
   01/01/2011 to 12/31/2011...........  $10.32606    $10.17206       13,151
   01/01/2012 to 12/31/2012...........  $10.17206    $11.09154       67,208
AST INTERNATIONAL GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.15948    $12.05201            0
   01/01/2008 to 12/31/2008...........  $12.05201    $ 5.93863            0
   01/01/2009 to 12/31/2009...........  $ 5.93863    $ 7.95483          448
   01/01/2010 to 12/31/2010...........  $ 7.95483    $ 9.01789          458
   01/01/2011 to 12/31/2011...........  $ 9.01789    $ 7.77483          437
   01/01/2012 to 12/31/2012...........  $ 7.77483    $ 9.26557        8,321

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST INTERNATIONAL VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.12617    $11.65068            0
   01/01/2008 to 12/31/2008...........  $11.65068    $ 6.45950            0
   01/01/2009 to 12/31/2009...........  $ 6.45950    $ 8.34615            0
   01/01/2010 to 12/31/2010...........  $ 8.34615    $ 9.17929          607
   01/01/2011 to 12/31/2011...........  $ 9.17929    $ 7.94794        1,773
   01/01/2012 to 12/31/2012...........  $ 7.94794    $ 9.18156        3,131
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11197    $ 7.17178            0
   01/01/2009 to 12/31/2009...........  $ 7.17178    $ 8.99427            0
   01/01/2010 to 12/31/2010...........  $ 8.99427    $10.13569            0
   01/01/2011 to 12/31/2011...........  $10.13569    $ 9.97825        1,208
   01/01/2012 to 12/31/2012...........  $ 9.97825    $11.22134       27,647
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.08054    $10.17383            0
   01/01/2008 to 12/31/2008...........  $10.17383    $ 8.29858       10,258
   01/01/2009 to 12/31/2009...........  $ 8.29858    $10.02568       41,174
   01/01/2010 to 12/31/2010...........  $10.02568    $10.65289       41,076
   01/01/2011 to 12/31/2011...........  $10.65289    $10.57215       44,156
   01/01/2012 to 12/31/2012...........  $10.57215    $11.58947       68,595
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08457    $10.29963            0
   01/01/2010 to 12/31/2010...........  $10.29963    $11.35164            0
   01/01/2011 to 12/31/2011...........  $11.35164    $11.31377            0
   01/01/2012 to 12/31/2012...........  $11.31377    $12.90295          518
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14595    $10.30944            0
   01/01/2010 to 12/31/2010...........  $10.30944    $11.60815          678
   01/01/2011 to 12/31/2011...........  $11.60815    $10.81845        1,493
   01/01/2012 to 12/31/2012...........  $10.81845    $12.12874        1,675
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.14435    $10.97941        2,000
   01/01/2008 to 12/31/2008...........  $10.97941    $ 6.37232        7,415
   01/01/2009 to 12/31/2009...........  $ 6.37232    $ 8.57302       10,158
   01/01/2010 to 12/31/2010...........  $ 8.57302    $ 9.09678       10,379
   01/01/2011 to 12/31/2011...........  $ 9.09678    $ 8.18270       11,011
   01/01/2012 to 12/31/2012...........  $ 8.18270    $ 9.87658       14,182
AST LARGE-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11587    $ 9.84473            0
   01/01/2008 to 12/31/2008...........  $ 9.84473    $ 5.70314            0
   01/01/2009 to 12/31/2009...........  $ 5.70314    $ 6.74404            0
   01/01/2010 to 12/31/2010...........  $ 6.74404    $ 7.55590          197
   01/01/2011 to 12/31/2011...........  $ 7.55590    $ 7.16817        1,094
   01/01/2012 to 12/31/2012...........  $ 7.16817    $ 8.29561       14,852
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.02439    $10.32185            0
   01/01/2008 to 12/31/2008...........  $10.32185    $ 7.84324            0
   01/01/2009 to 12/31/2009...........  $ 7.84324    $10.45274        5,287
   01/01/2010 to 12/31/2010...........  $10.45274    $11.73757        4,794
   01/01/2011 to 12/31/2011...........  $11.73757    $12.80336        8,496
   01/01/2012 to 12/31/2012...........  $12.80336    $13.42818       77,961

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.13199    $11.47337        2,345
   01/01/2008 to 12/31/2008...........  $11.47337    $ 6.40005            0
   01/01/2009 to 12/31/2009...........  $ 6.40005    $ 8.22241        6,687
   01/01/2010 to 12/31/2010...........  $ 8.22241    $ 9.74903        6,413
   01/01/2011 to 12/31/2011...........  $ 9.74903    $ 9.56442        5,154
   01/01/2012 to 12/31/2012...........  $ 9.56442    $10.63120       48,310
AST MFS GLOBAL EQUITY PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11667    $10.95164            0
   01/01/2008 to 12/31/2008...........  $10.95164    $ 7.15759        1,243
   01/01/2009 to 12/31/2009...........  $ 7.15759    $ 9.31966       15,605
   01/01/2010 to 12/31/2010...........  $ 9.31966    $10.33903       12,339
   01/01/2011 to 12/31/2011...........  $10.33903    $ 9.91614       18,473
   01/01/2012 to 12/31/2012...........  $ 9.91614    $12.08368       28,565
AST MFS GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.10694    $11.59267            0
   01/01/2008 to 12/31/2008...........  $11.59267    $ 7.31108          440
   01/01/2009 to 12/31/2009...........  $ 7.31108    $ 8.99798        3,010
   01/01/2010 to 12/31/2010...........  $ 8.99798    $10.04775        2,559
   01/01/2011 to 12/31/2011...........  $10.04775    $ 9.88927        3,386
   01/01/2012 to 12/31/2012...........  $ 9.88927    $11.46400        5,224
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99918    $10.22213            0
AST MID-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.10574    $10.11084            0
   01/01/2008 to 12/31/2008...........  $10.11084    $ 6.19415            0
   01/01/2009 to 12/31/2009...........  $ 6.19415    $ 8.51751            0
   01/01/2010 to 12/31/2010...........  $ 8.51751    $10.42410            0
   01/01/2011 to 12/31/2011...........  $10.42410    $ 9.96483          972
   01/01/2012 to 12/31/2012...........  $ 9.96483    $11.68256        7,983
AST MONEY MARKET PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.00052    $10.29973            0
   01/01/2008 to 12/31/2008...........  $10.29973    $10.45357       10,390
   01/01/2009 to 12/31/2009...........  $10.45357    $10.37528        8,118
   01/01/2010 to 12/31/2010...........  $10.37528    $10.27485       23,603
   01/01/2011 to 12/31/2011...........  $10.27485    $10.17598       28,226
   01/01/2012 to 12/31/2012...........  $10.17598    $10.07626      137,020
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.13369    $10.25701        2,202
   01/01/2008 to 12/31/2008...........  $10.25701    $ 5.86395        1,930
   01/01/2009 to 12/31/2009...........  $ 5.86395    $ 8.16575       10,813
   01/01/2010 to 12/31/2010...........  $ 8.16575    $ 9.97960       10,171
   01/01/2011 to 12/31/2011...........  $ 9.97960    $ 9.63540       10,393
   01/01/2012 to 12/31/2012...........  $ 9.63540    $11.17393       15,841
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11565    $11.82260            0
   01/01/2008 to 12/31/2008...........  $11.82260    $ 6.65075            0
   01/01/2009 to 12/31/2009...........  $ 6.65075    $ 8.54648            0
   01/01/2010 to 12/31/2010...........  $ 8.54648    $10.88845            0
   01/01/2011 to 12/31/2011...........  $10.88845    $10.96268          424
   01/01/2012 to 12/31/2012...........  $10.96268    $12.19821       16,652

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.12073    $11.75209            0
   01/01/2008 to 12/31/2008...........  $11.75209    $ 6.68601            0
   01/01/2009 to 12/31/2009...........  $ 6.68601    $ 8.11354          149
   01/01/2010 to 12/31/2010...........  $ 8.11354    $ 9.66127          139
   01/01/2011 to 04/29/2011...........  $ 9.66127    $10.86028            0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99918    $10.37057       16,117
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10192    $ 5.59093            0
   01/01/2009 to 12/31/2009...........  $ 5.59093    $ 9.21761          129
   01/01/2010 to 12/31/2010...........  $ 9.21761    $11.15868          125
   01/01/2011 to 12/31/2011...........  $11.15868    $ 8.80869        2,616
   01/01/2012 to 12/31/2012...........  $ 8.80869    $10.28504        3,295
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   03/19/2007* to 12/31/2007..........  $ 9.99034    $10.47408        6,233
   01/01/2008 to 12/31/2008...........  $10.47408    $10.48603        6,071
   01/01/2009 to 12/31/2009...........  $10.48603    $11.44430       46,373
   01/01/2010 to 12/31/2010...........  $11.44430    $11.77276       96,945
   01/01/2011 to 12/31/2011...........  $11.77276    $11.91843      101,716
   01/01/2012 to 12/31/2012...........  $11.91843    $12.35443       57,567
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   03/19/2007* to 12/31/2007..........  $ 9.99058    $10.56075            0
   01/01/2008 to 12/31/2008...........  $10.56075    $10.21988        1,836
   01/01/2009 to 12/31/2009...........  $10.21988    $11.79093       23,401
   01/01/2010 to 12/31/2010...........  $11.79093    $12.57524       35,839
   01/01/2011 to 12/31/2011...........  $12.57524    $12.84647       42,310
   01/01/2012 to 12/31/2012...........  $12.84647    $13.90489      141,041
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.04514    $10.75670            0
   01/01/2008 to 12/31/2008...........  $10.75670    $ 8.57497       34,793
   01/01/2009 to 12/31/2009...........  $ 8.57497    $10.19125       87,454
   01/01/2010 to 12/31/2010...........  $10.19125    $11.15697      108,923
   01/01/2011 to 12/31/2011...........  $11.15697    $11.15675      207,615
   01/01/2012 to 12/31/2012...........  $11.15675    $12.19226      449,309
AST QMA US EQUITY ALPHA PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11188    $10.37151            0
   01/01/2008 to 12/31/2008...........  $10.37151    $ 6.29304            0
   01/01/2009 to 12/31/2009...........  $ 6.29304    $ 7.59041            0
   01/01/2010 to 12/31/2010...........  $ 7.59041    $ 8.64622            0
   01/01/2011 to 12/31/2011...........  $ 8.64622    $ 8.85664          491
   01/01/2012 to 12/31/2012...........  $ 8.85664    $10.41779        1,912
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99918    $ 8.93992            0
   01/01/2012 to 12/31/2012...........  $ 8.93992    $10.01604       21,087
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09946    $ 6.72784            0
   01/01/2009 to 12/31/2009...........  $ 6.72784    $ 8.44981            0
   01/01/2010 to 12/31/2010...........  $ 8.44981    $ 9.56609            0
   01/01/2011 to 12/31/2011...........  $ 9.56609    $ 9.24529       24,558
   01/01/2012 to 12/31/2012...........  $ 9.24529    $10.60940       48,336
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.07291    $10.87140        1,400
   01/01/2008 to 12/31/2008...........  $10.87140    $ 7.51399        1,359
   01/01/2009 to 12/31/2009...........  $ 7.51399    $ 9.47895        9,547
   01/01/2010 to 12/31/2010...........  $ 9.47895    $10.49368       18,919
   01/01/2011 to 12/31/2011...........  $10.49368    $10.03860       22,204
   01/01/2012 to 12/31/2012...........  $10.03860    $11.04609       46,234

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SMALL-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.09716    $10.46802            0
   01/01/2008 to 12/31/2008...........  $10.46802    $ 6.73693            0
   01/01/2009 to 12/31/2009...........  $ 6.73693    $ 8.93194            0
   01/01/2010 to 12/31/2010...........  $ 8.93194    $12.06406            0
   01/01/2011 to 12/31/2011...........  $12.06406    $11.82778          819
   01/01/2012 to 12/31/2012...........  $11.82778    $13.13644        5,376
AST SMALL-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11095    $ 9.43656        1,552
   01/01/2008 to 12/31/2008...........  $ 9.43656    $ 6.56669            0
   01/01/2009 to 12/31/2009...........  $ 6.56669    $ 8.25723            0
   01/01/2010 to 12/31/2010...........  $ 8.25723    $10.30053            0
   01/01/2011 to 12/31/2011...........  $10.30053    $ 9.58913          680
   01/01/2012 to 12/31/2012...........  $ 9.58913    $11.21832        7,416
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.06740    $10.57860          492
   01/01/2008 to 12/31/2008...........  $10.57860    $ 7.75653       39,334
   01/01/2009 to 12/31/2009...........  $ 7.75653    $ 9.53361       42,393
   01/01/2010 to 12/31/2010...........  $ 9.53361    $10.52807       33,991
   01/01/2011 to 12/31/2011...........  $10.52807    $10.63067       60,944
   01/01/2012 to 12/31/2012...........  $10.63067    $11.94592      170,982
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11700    $ 9.82815        5,487
   01/01/2008 to 12/31/2008...........  $ 9.82815    $ 5.65507        5,921
   01/01/2009 to 12/31/2009...........  $ 5.65507    $ 6.93144        5,658
   01/01/2010 to 12/31/2010...........  $ 6.93144    $ 7.77169        5,028
   01/01/2011 to 12/31/2011...........  $ 7.77169    $ 7.56873        6,045
   01/01/2012 to 12/31/2012...........  $ 7.56873    $ 8.78643       21,212
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   03/19/2007* to 12/31/2007..........  $ 9.98213    $10.73003            0
   01/01/2008 to 12/31/2008...........  $10.73003    $10.36499        3,077
   01/01/2009 to 12/31/2009...........  $10.36499    $11.50569       10,277
   01/01/2010 to 12/31/2010...........  $11.50569    $12.04612       11,386
   01/01/2011 to 12/31/2011...........  $12.04612    $12.41886       12,041
   01/01/2012 to 12/31/2012...........  $12.41886    $12.93840       11,281
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.08361    $10.93976            0
   01/01/2008 to 12/31/2008...........  $10.93976    $ 6.43744        1,333
   01/01/2009 to 12/31/2009...........  $ 6.43744    $ 9.77555        3,241
   01/01/2010 to 12/31/2010...........  $ 9.77555    $11.20897        3,920
   01/01/2011 to 12/31/2011...........  $11.20897    $10.91000        4,699
   01/01/2012 to 12/31/2012...........  $10.91000    $12.70117       19,767
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.17958    $13.94064            0
   01/01/2008 to 12/31/2008...........  $13.94064    $ 6.90317        6,773
   01/01/2009 to 12/31/2009...........  $ 6.90317    $10.20784       15,445
   01/01/2010 to 12/31/2010...........  $10.20784    $12.17409       13,337
   01/01/2011 to 12/31/2011...........  $12.17409    $10.25550       19,083
   01/01/2012 to 12/31/2012...........  $10.25550    $10.52125       16,869

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.12210    $11.05096        1,576
   01/01/2008 to 12/31/2008...........  $11.05096    $ 6.31035        3,962
   01/01/2009 to 12/31/2009...........  $ 6.31035    $ 8.02421       13,667
   01/01/2010 to 12/31/2010...........  $ 8.02421    $ 9.10752       13,459
   01/01/2011 to 12/31/2011...........  $ 9.10752    $ 8.70580       20,325
   01/01/2012 to 12/31/2012...........  $ 8.70580    $ 9.56832       21,025
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........  $ 9.99918    $ 9.98774            0
   01/01/2008 to 12/31/2008...........  $ 9.98774    $ 9.37351            0
   01/01/2009 to 12/31/2009...........  $ 9.37351    $10.35999        3,687
   01/01/2010 to 12/31/2010...........  $10.35999    $11.05727        3,593
   01/01/2011 to 12/31/2011...........  $11.05727    $11.60740        6,542
   01/01/2012 to 12/31/2012...........  $11.60740    $12.39484       37,608
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07829    $ 6.67267        5,683
   01/01/2009 to 12/31/2009...........  $ 6.67267    $ 8.59292        9,582
   01/01/2010 to 12/31/2010...........  $ 8.59292    $ 9.37902        8,610
   01/01/2011 to 12/31/2011...........  $ 9.37902    $ 9.13111       22,166
   01/01/2012 to 09/21/2012...........  $ 9.13111    $10.27970            0
PROFUND VP CONSUMER GOODS PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08917    $ 7.70553            0
   01/01/2009 to 12/31/2009...........  $ 7.70553    $ 9.27464            0
   01/01/2010 to 12/31/2010...........  $ 9.27464    $10.77702            0
   01/01/2011 to 12/31/2011...........  $10.77702    $11.41163            0
   01/01/2012 to 12/31/2012...........  $11.41163    $12.52542            0
PROFUND VP CONSUMER SERVICES
   05/01/2008* to 12/31/2008..........  $10.26818    $ 7.07373            0
   01/01/2009 to 12/31/2009...........  $ 7.07373    $ 9.16112            0
   01/01/2010 to 12/31/2010...........  $ 9.16112    $11.01058            0
   01/01/2011 to 12/31/2011...........  $11.01058    $11.50124            0
   01/01/2012 to 12/31/2012...........  $11.50124    $13.90370            0
PROFUND VP FINANCIALS
   05/01/2008* to 12/31/2008..........  $10.38588    $ 5.29555            0
   01/01/2009 to 12/31/2009...........  $ 5.29555    $ 6.03013            0
   01/01/2010 to 12/31/2010...........  $ 6.03013    $ 6.62309            0
   01/01/2011 to 12/31/2011...........  $ 6.62309    $ 5.65050            0
   01/01/2012 to 12/31/2012...........  $ 5.65050    $ 6.97796            0
PROFUND VP HEALTH CARE
   05/01/2008* to 12/31/2008..........  $10.15210    $ 8.37319            0
   01/01/2009 to 12/31/2009...........  $ 8.37319    $ 9.91149            0
   01/01/2010 to 12/31/2010...........  $ 9.91149    $10.09243            0
   01/01/2011 to 12/31/2011...........  $10.09243    $11.00309            0
   01/01/2012 to 12/31/2012...........  $11.00309    $12.79004            0
PROFUND VP INDUSTRIALS
   05/01/2008* to 12/31/2008..........  $10.16561    $ 6.12389            0
   01/01/2009 to 12/31/2009...........  $ 6.12389    $ 7.52435            0
   01/01/2010 to 12/31/2010...........  $ 7.52435    $ 9.21904            0
   01/01/2011 to 12/31/2011...........  $ 9.21904    $ 8.96504            0
   01/01/2012 to 12/31/2012...........  $ 8.96504    $10.27851            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP LARGE-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.11084    $ 6.74627         0
   01/01/2009 to 12/31/2009...........  $ 6.74627    $ 8.66550         0
   01/01/2010 to 12/31/2010...........  $ 8.66550    $ 9.71085         0
   01/01/2011 to 12/31/2011...........  $ 9.71085    $ 9.91574         0
   01/01/2012 to 12/31/2012...........  $ 9.91574    $11.06599         0
PROFUND VP LARGE-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.24162    $ 6.29952         0
   01/01/2009 to 12/31/2009...........  $ 6.29952    $ 7.45124         0
   01/01/2010 to 12/31/2010...........  $ 7.45124    $ 8.32879         0
   01/01/2011 to 12/31/2011...........  $ 8.32879    $ 8.14102         0
   01/01/2012 to 12/31/2012...........  $ 8.14102    $ 9.30332         0
PROFUND VP MID-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.07261    $ 6.22719         0
   01/01/2009 to 12/31/2009...........  $ 6.22719    $ 8.52806         0
   01/01/2010 to 12/31/2010...........  $ 8.52806    $10.84313         0
   01/01/2011 to 12/31/2011...........  $10.84313    $10.42521         0
   01/01/2012 to 12/31/2012...........  $10.42521    $11.90950         0
PROFUND VP MID-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.18859    $ 6.49281         0
   01/01/2009 to 12/31/2009...........  $ 6.49281    $ 8.41316         0
   01/01/2010 to 12/31/2010...........  $ 8.41316    $10.03332         0
   01/01/2011 to 12/31/2011...........  $10.03332    $ 9.54428         0
   01/01/2012 to 12/31/2012...........  $ 9.54428    $11.01497         0
PROFUND VP REAL ESTATE
   05/01/2008* to 12/31/2008..........  $10.25909    $ 5.54281         0
   01/01/2009 to 12/31/2009...........  $ 5.54281    $ 7.01899         0
   01/01/2010 to 12/31/2010...........  $ 7.01899    $ 8.66541         0
   01/01/2011 to 12/31/2011...........  $ 8.66541    $ 8.98727         0
   01/01/2012 to 12/31/2012...........  $ 8.98727    $10.42615         0
PROFUND VP SMALL-CAP GROWTH
   05/01/2008* to 12/31/2008..........  $10.11374    $ 6.83982         0
   01/01/2009 to 12/31/2009...........  $ 6.83982    $ 8.54439         0
   01/01/2010 to 12/31/2010...........  $ 8.54439    $10.63607         0
   01/01/2011 to 12/31/2011...........  $10.63607    $10.66582         0
   01/01/2012 to 12/31/2012...........  $10.66582    $11.87821         0
PROFUND VP SMALL-CAP VALUE
   05/01/2008* to 12/31/2008..........  $10.22874    $ 7.21085         0
   01/01/2009 to 12/31/2009...........  $ 7.21085    $ 8.59614         0
   01/01/2010 to 12/31/2010...........  $ 8.59614    $10.39230         0
   01/01/2011 to 12/31/2011...........  $10.39230    $ 9.86744         0
   01/01/2012 to 12/31/2012...........  $ 9.86744    $11.34804         0
PROFUND VP TELECOMMUNICATIONS
   05/01/2008* to 12/31/2008..........  $10.27831    $ 7.30077         0
   01/01/2009 to 12/31/2009...........  $ 7.30077    $ 7.75761         0
   01/01/2010 to 12/31/2010...........  $ 7.75761    $ 8.88561         0
   01/01/2011 to 12/31/2011...........  $ 8.88561    $ 8.96210         0
   01/01/2012 to 12/31/2012...........  $ 8.96210    $10.33883         0
PROFUND VP UTILITIES
   05/01/2008* to 12/31/2008..........  $10.09876    $ 7.24721         0
   01/01/2009 to 12/31/2009...........  $ 7.24721    $ 7.94572         0
   01/01/2010 to 12/31/2010...........  $ 7.94572    $ 8.33515         0
   01/01/2011 to 12/31/2011...........  $ 8.33515    $ 9.69768         0
   01/01/2012 to 12/31/2012...........  $ 9.69768    $ 9.61503         0



* Denotes the start date of these sub-accounts

                               PREMIER X SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

              ACCUMULATION UNIT VALUES: WITH ONLY HD GRO (1.90%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.10831    $ 7.87551     1,785,172
   01/01/2009 to 12/31/2009...........  $ 7.87551    $ 9.61124     1,640,143
   01/01/2010 to 12/31/2010...........  $ 9.61124    $10.56057     1,463,422
   01/01/2011 to 12/31/2011...........  $10.56057    $10.08836     1,384,234
   01/01/2012 to 12/31/2012...........  $10.08836    $11.14410     1,249,343
AST ADVANCED STRATEGIES PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.93306    $ 7.87680       484,130
   01/01/2009 to 12/31/2009...........  $ 7.87680    $ 9.75519       535,791
   01/01/2010 to 12/31/2010...........  $ 9.75519    $10.88553       434,823
   01/01/2011 to 12/31/2011...........  $10.88553    $10.69481       440,297
   01/01/2012 to 12/31/2012...........  $10.69481    $11.92762       455,812
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.74929    $ 7.42411         5,613
   01/01/2009 to 12/31/2009...........  $ 7.42411    $ 8.58067        50,696
   01/01/2010 to 12/31/2010...........  $ 8.58067    $ 9.58667        33,967
   01/01/2011 to 12/31/2011...........  $ 9.58667    $ 9.74413        25,398
   01/01/2012 to 05/04/2012...........  $ 9.74413    $10.57964             0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.12432    $ 8.14626       780,685
   01/01/2009 to 12/31/2009...........  $ 8.14626    $ 9.85682       900,823
   01/01/2010 to 12/31/2010...........  $ 9.85682    $10.86424       694,237
   01/01/2011 to 12/31/2011...........  $10.86424    $10.53238       651,831
   01/01/2012 to 12/31/2012...........  $10.53238    $11.62514       606,123
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99793    $ 9.15301        76,140
   01/01/2012 to 12/31/2012...........  $ 9.15301    $10.05053        77,501
AST BLACKROCK VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.85899    $ 7.80431         2,713
   01/01/2009 to 12/31/2009...........  $ 7.80431    $ 9.05722         4,853
   01/01/2010 to 12/31/2010...........  $ 9.05722    $ 9.99424         4,901
   01/01/2011 to 12/31/2011...........  $ 9.99424    $ 9.75979         5,672
   01/01/2012 to 12/31/2012...........  $ 9.75979    $10.86104         5,536
AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009..........  $ 9.99897    $ 9.37189             0
   01/01/2010 to 12/31/2010...........  $ 9.37189    $10.16992             0
   01/01/2011 to 12/31/2011...........  $10.16992    $10.94263             0
   01/01/2012 to 12/31/2012...........  $10.94263    $11.18539             0
AST BOND PORTFOLIO 2018
   01/28/2008* to 12/31/2008..........  $ 9.99846    $12.02740       908,730
   01/01/2009 to 12/31/2009...........  $12.02740    $11.08899       916,869
   01/01/2010 to 12/31/2010...........  $11.08899    $12.09943       638,577
   01/01/2011 to 12/31/2011...........  $12.09943    $13.48663       417,534
   01/01/2012 to 12/31/2012...........  $13.48663    $13.99125       309,874
AST BOND PORTFOLIO 2019
   01/28/2008* to 12/31/2008..........  $ 9.99846    $12.09626       612,585
   01/01/2009 to 12/31/2009...........  $12.09626    $10.95660       502,389
   01/01/2010 to 12/31/2010...........  $10.95660    $11.97397       373,713
   01/01/2011 to 12/31/2011...........  $11.97397    $13.62798       248,886
   01/01/2012 to 12/31/2012...........  $13.62798    $14.15708       157,119

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009..........  $ 9.99897    $ 8.78306        52,681
   01/01/2010 to 12/31/2010...........  $ 8.78306    $ 9.64023       528,085
   01/01/2011 to 12/31/2011...........  $ 9.64023    $11.22759       101,117
   01/01/2012 to 12/31/2012...........  $11.22759    $11.71417         9,380
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........  $ 9.99794    $11.00110       778,013
   01/01/2011 to 12/31/2011...........  $11.00110    $12.98795       542,945
   01/01/2012 to 12/31/2012...........  $12.98795    $13.61130        65,573
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........  $ 9.99845    $12.01256       796,652
   01/01/2012 to 12/31/2012...........  $12.01256    $12.47759       808,569
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012..........  $ 9.99794    $10.39215       645,445
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.20053    $ 7.67349     2,229,727
   01/01/2009 to 12/31/2009...........  $ 7.67349    $ 9.43787     2,245,693
   01/01/2010 to 12/31/2010...........  $ 9.43787    $10.50081     2,023,526
   01/01/2011 to 12/31/2011...........  $10.50081    $10.05525     1,946,932
   01/01/2012 to 12/31/2012...........  $10.05525    $11.22171     1,857,703
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08104    $ 7.33582        41,079
   01/01/2009 to 12/31/2009...........  $ 7.33582    $ 8.88278        91,896
   01/01/2010 to 12/31/2010...........  $ 8.88278    $ 9.75608        50,495
   01/01/2011 to 12/31/2011...........  $ 9.75608    $ 9.40046        54,420
   01/01/2012 to 12/31/2012...........  $ 9.40046    $10.17351        57,843
AST COHEN & STEERS REALTY PORTFOLIO
   01/28/2008 to 12/31/2008...........  $12.67848    $ 8.05893         9,851
   01/01/2009 to 12/31/2009...........  $ 8.05893    $10.43374         8,691
   01/01/2010 to 12/31/2010...........  $10.43374    $13.17714         3,507
   01/01/2011 to 12/31/2011...........  $13.17714    $13.78398         3,870
   01/01/2012 to 12/31/2012...........  $13.78398    $15.60270         5,097
AST DEAM SMALL-CAP VALUE PORTFOLIO
   01/28/2008 to 07/18/2008...........  $ 8.89974    $ 8.69104             0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.80129    $ 7.25607         1,509
   01/01/2009 to 12/31/2009...........  $ 7.25607    $ 9.44657         5,695
   01/01/2010 to 12/31/2010...........  $ 9.44657    $12.28759         4,281
   01/01/2011 to 12/31/2011...........  $12.28759    $10.47763        13,701
   01/01/2012 to 12/31/2012...........  $10.47763    $12.34599        16,108
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10354    $ 7.49581        15,170
   01/01/2009 to 12/31/2009...........  $ 7.49581    $ 8.91773        61,566
   01/01/2010 to 12/31/2010...........  $ 8.91773    $ 9.91745        36,229
   01/01/2011 to 12/31/2011...........  $ 9.91745    $ 9.49220        35,462
   01/01/2012 to 12/31/2012...........  $ 9.49220    $10.58502        41,888
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.73109    $ 7.23357       379,589
   01/01/2009 to 12/31/2009...........  $ 7.23357    $ 8.79176       378,198
   01/01/2010 to 12/31/2010...........  $ 8.79176    $ 9.86717       341,078
   01/01/2011 to 12/31/2011...........  $ 9.86717    $ 9.53771       337,060
   01/01/2012 to 12/31/2012...........  $ 9.53771    $10.35497       285,270
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.65883    $ 6.65616       642,820
   01/01/2009 to 12/31/2009...........  $ 6.65616    $ 8.22871       589,986
   01/01/2010 to 12/31/2010...........  $ 8.22871    $ 9.61112       493,311
   01/01/2011 to 12/31/2011...........  $ 9.61112    $ 8.84603       472,345
   01/01/2012 to 12/31/2012...........  $ 8.84603    $ 9.80252       433,588
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99846    $ 7.46564        13,054
   01/01/2009 to 11/13/2009...........  $ 7.46564    $ 8.33415             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99846    $10.73228       86,013
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17514    $ 6.10747        2,748
   01/01/2009 to 12/31/2009...........  $ 6.10747    $ 8.09735        2,393
   01/01/2010 to 12/31/2010...........  $ 8.09735    $ 9.55158          790
   01/01/2011 to 12/31/2011...........  $ 9.55158    $ 8.90131        1,108
   01/01/2012 to 12/31/2012...........  $ 8.90131    $11.07650        1,022
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.58981    $ 7.59977        3,911
   01/01/2009 to 12/31/2009...........  $ 7.59977    $11.14229       10,548
   01/01/2010 to 12/31/2010...........  $11.14229    $12.05954        7,145
   01/01/2011 to 12/31/2011...........  $12.05954    $11.36664        3,942
   01/01/2012 to 12/31/2012...........  $11.36664    $13.35906        3,761
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.27778    $ 7.08000        5,343
   01/01/2009 to 12/31/2009...........  $ 7.08000    $ 8.28115       30,196
   01/01/2010 to 12/31/2010...........  $ 8.28115    $ 9.17397       15,172
   01/01/2011 to 12/31/2011...........  $ 9.17397    $ 8.50626        7,106
   01/01/2012 to 12/31/2012...........  $ 8.50626    $ 9.98923        5,872
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.64707    $ 7.49295        9,127
   01/01/2009 to 12/31/2009...........  $ 7.49295    $11.55150       13,822
   01/01/2010 to 12/31/2010...........  $11.55150    $13.58365        7,756
   01/01/2011 to 12/31/2011...........  $13.58365    $12.93390        7,709
   01/01/2012 to 12/31/2012...........  $12.93390    $15.18202       10,353
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03334    $ 7.63187        5,133
   01/01/2009 to 12/31/2009...........  $ 7.63187    $ 9.50032        8,060
   01/01/2010 to 12/31/2010...........  $ 9.50032    $11.81873        5,086
   01/01/2011 to 12/31/2011...........  $11.81873    $11.74963        5,080
   01/01/2012 to 12/31/2012...........  $11.74963    $13.33932        5,571
AST HIGH YIELD PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.60336    $ 7.82946        1,151
   01/01/2009 to 12/31/2009...........  $ 7.82946    $10.41539       49,084
   01/01/2010 to 12/31/2010...........  $10.41539    $11.60106       33,309
   01/01/2011 to 12/31/2011...........  $11.60106    $11.74628       21,046
   01/01/2012 to 12/31/2012...........  $11.74628    $13.12633       24,311
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08922    $ 7.60464       49,973
   01/01/2009 to 12/31/2009...........  $ 7.60464    $ 9.20795      113,191
   01/01/2010 to 12/31/2010...........  $ 9.20795    $10.08437       82,518
   01/01/2011 to 12/31/2011...........  $10.08437    $ 9.84640       80,266
   01/01/2012 to 12/31/2012...........  $ 9.84640    $10.64133       95,403
AST INTERNATIONAL GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.02859    $ 6.04263        1,782
   01/01/2009 to 12/31/2009...........  $ 6.04263    $ 8.02258       13,561
   01/01/2010 to 12/31/2010...........  $ 8.02258    $ 9.01442        7,898
   01/01/2011 to 12/31/2011...........  $ 9.01442    $ 7.70310        8,637
   01/01/2012 to 12/31/2012...........  $ 7.70310    $ 9.09880        8,392
AST INTERNATIONAL VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.20103    $ 6.89463       10,844
   01/01/2009 to 12/31/2009...........  $ 6.89463    $ 8.82960       22,418
   01/01/2010 to 12/31/2010...........  $ 8.82960    $ 9.62539       16,474
   01/01/2011 to 12/31/2011...........  $ 9.62539    $ 8.26071       16,303
   01/01/2012 to 12/31/2012...........  $ 8.26071    $ 9.45839       15,360
AST INVESTMENT GRADE BOND PORTFOLIO
   01/28/2008* to 12/31/2008..........  $ 9.99846    $10.71068       24,477
   01/01/2009 to 12/31/2009...........  $10.71068    $11.69915       14,887
   01/01/2010 to 12/31/2010...........  $11.69915    $12.72222       11,223
   01/01/2011 to 12/31/2011...........  $12.72222    $14.03915       16,098
   01/01/2012 to 12/31/2012...........  $14.03915    $15.07214       13,637

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11173    $ 7.12925       38,557
   01/01/2009 to 12/31/2009...........  $ 7.12925    $ 8.86201       99,298
   01/01/2010 to 12/31/2010...........  $ 8.86201    $ 9.89847       78,485
   01/01/2011 to 12/31/2011...........  $ 9.89847    $ 9.65878       61,451
   01/01/2012 to 12/31/2012...........  $ 9.65878    $10.76599       59,132
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.84545    $ 9.35251      273,549
   01/01/2009 to 12/31/2009...........  $ 9.35251    $11.19913      328,421
   01/01/2010 to 12/31/2010...........  $11.19913    $11.79468      251,199
   01/01/2011 to 12/31/2011...........  $11.79468    $11.60212      252,094
   01/01/2012 to 12/31/2012...........  $11.60212    $12.60601      248,049
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08384    $10.28767            0
   01/01/2010 to 12/31/2010...........  $10.28767    $11.23842        1,490
   01/01/2011 to 12/31/2011...........  $11.23842    $11.10228            0
   01/01/2012 to 12/31/2012...........  $11.10228    $12.54958            0
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14522    $10.29744            0
   01/01/2010 to 12/31/2010...........  $10.29744    $11.49224            0
   01/01/2011 to 12/31/2011...........  $11.49224    $10.61596            0
   01/01/2012 to 12/31/2012...........  $10.61596    $11.79636            0
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   01/28/2008 to 12/31/2008...........  $12.49570    $ 7.91534        6,935
   01/01/2009 to 12/31/2009...........  $ 7.91534    $10.55484        9,198
   01/01/2010 to 12/31/2010...........  $10.55484    $11.10084        6,600
   01/01/2011 to 12/31/2011...........  $11.10084    $ 9.89724        7,745
   01/01/2012 to 12/31/2012...........  $ 9.89724    $11.84030        9,100
AST LARGE-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.02952    $ 6.69520        1,581
   01/01/2009 to 12/31/2009...........  $ 6.69520    $ 7.84723       14,755
   01/01/2010 to 12/31/2010...........  $ 7.84723    $ 8.71427       10,313
   01/01/2011 to 12/31/2011...........  $ 8.71427    $ 8.19415        8,564
   01/01/2012 to 12/31/2012...........  $ 8.19415    $ 9.39903        8,999
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.89281    $ 8.38953        2,464
   01/01/2009 to 12/31/2009...........  $ 8.38953    $11.08201        2,690
   01/01/2010 to 12/31/2010...........  $11.08201    $12.33428        4,006
   01/01/2011 to 12/31/2011...........  $12.33428    $13.33584        1,519
   01/01/2012 to 12/31/2012...........  $13.33584    $13.86283        1,530
AST MARSICO CAPITAL GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.61993    $ 7.14281       15,581
   01/01/2009 to 12/31/2009...........  $ 7.14281    $ 9.09565       56,039
   01/01/2010 to 12/31/2010...........  $ 9.09565    $10.68915       33,904
   01/01/2011 to 12/31/2011...........  $10.68915    $10.39424       22,708
   01/01/2012 to 12/31/2012...........  $10.39424    $11.45130       28,171
AST MFS GLOBAL EQUITY PORTFOLIO
   01/28/2008 to 12/31/2008...........  $12.49646    $ 8.87094        3,583
   01/01/2009 to 12/31/2009...........  $ 8.87094    $11.44852        7,611
   01/01/2010 to 12/31/2010...........  $11.44852    $12.58852        5,988
   01/01/2011 to 12/31/2011...........  $12.58852    $11.96714        4,538
   01/01/2012 to 12/31/2012...........  $11.96714    $14.45384        3,848
AST MFS GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.92868    $ 8.15973        3,727
   01/01/2009 to 12/31/2009...........  $ 8.15973    $ 9.95377        8,768
   01/01/2010 to 12/31/2010...........  $ 9.95377    $11.01704        6,989
   01/01/2011 to 12/31/2011...........  $11.01704    $10.74757        5,292
   01/01/2012 to 12/31/2012...........  $10.74757    $12.34872        6,391
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99846    $10.18849            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MID-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.81273    $ 7.09254        1,439
   01/01/2009 to 12/31/2009...........  $ 7.09254    $ 9.66687       28,148
   01/01/2010 to 12/31/2010...........  $ 9.66687    $11.72633       16,543
   01/01/2011 to 12/31/2011...........  $11.72633    $11.11083       11,234
   01/01/2012 to 12/31/2012...........  $11.11083    $12.91074       14,257
AST MONEY MARKET PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.51356    $10.55683       94,326
   01/01/2009 to 12/31/2009...........  $10.55683    $10.38554       54,281
   01/01/2010 to 12/31/2010...........  $10.38554    $10.19444       18,279
   01/01/2011 to 12/31/2011...........  $10.19444    $10.00685       16,458
   01/01/2012 to 12/31/2012...........  $10.00685    $ 9.82027       13,241
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.84041    $ 6.77336        2,956
   01/01/2009 to 12/31/2009...........  $ 6.77336    $ 9.34880       17,896
   01/01/2010 to 12/31/2010...........  $ 9.34880    $11.32466       14,503
   01/01/2011 to 12/31/2011...........  $11.32466    $10.83771       11,103
   01/01/2012 to 12/31/2012...........  $10.83771    $12.45694       12,217
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.02836    $10.06695            0
   01/01/2012 to 12/31/2012...........  $10.06695    $10.36040            0
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $13.39894    $ 8.46708       14,630
   01/01/2009 to 12/31/2009...........  $ 8.46708    $10.78443       42,729
   01/01/2010 to 12/31/2010...........  $10.78443    $13.61848       28,666
   01/01/2011 to 12/31/2011...........  $13.61848    $13.59037       20,588
   01/01/2012 to 12/31/2012...........  $13.59037    $14.98812       23,979
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.00676    $ 7.14915        4,676
   01/01/2009 to 12/31/2009...........  $ 7.14915    $ 8.59892       16,244
   01/01/2010 to 12/31/2010...........  $ 8.59892    $10.14886       12,972
   01/01/2011 to 04/29/2011...........  $10.14886    $11.37547            0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99846    $10.30845       33,604
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10120    $ 5.56843        1,933
   01/01/2009 to 12/31/2009...........  $ 5.56843    $ 9.09942       16,312
   01/01/2010 to 12/31/2010...........  $ 9.09942    $10.91854        5,348
   01/01/2011 to 12/31/2011...........  $10.91854    $ 8.54304        3,318
   01/01/2012 to 12/31/2012...........  $ 8.54304    $ 9.88663        4,708
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.01299    $10.63495       19,268
   01/01/2009 to 12/31/2009...........  $10.63495    $11.50428       41,221
   01/01/2010 to 12/31/2010...........  $11.50428    $11.72999       18,507
   01/01/2011 to 12/31/2011...........  $11.72999    $11.77036       19,340
   01/01/2012 to 12/31/2012...........  $11.77036    $12.09290       19,762
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.21660    $10.48811       31,330
   01/01/2009 to 12/31/2009...........  $10.48811    $11.99359       31,097
   01/01/2010 to 12/31/2010...........  $11.99359    $12.67844       20,172
   01/01/2011 to 12/31/2011...........  $12.67844    $12.83777       21,424
   01/01/2012 to 12/31/2012...........  $12.83777    $13.77245       21,874
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.09607    $ 8.96271      449,801
   01/01/2009 to 12/31/2009...........  $ 8.96271    $10.55805      571,094
   01/01/2010 to 12/31/2010...........  $10.55805    $11.45661      532,128
   01/01/2011 to 12/31/2011...........  $11.45661    $11.35524      569,993
   01/01/2012 to 12/31/2012...........  $11.35524    $12.29917      539,869
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.01837    $10.06686            0
   01/01/2012 to 12/31/2012...........  $10.06686    $10.58122            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST QMA US EQUITY ALPHA PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.56943    $ 6.91030        5,311
   01/01/2009 to 12/31/2009...........  $ 6.91030    $ 8.26135       10,516
   01/01/2010 to 12/31/2010...........  $ 8.26135    $ 9.32751        4,285
   01/01/2011 to 12/31/2011...........  $ 9.32751    $ 9.47038        4,080
   01/01/2012 to 12/31/2012...........  $ 9.47038    $11.04111        4,718
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99845    $ 8.88686            0
   01/01/2012 to 12/31/2012...........  $ 8.88686    $ 9.86852            0
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09921    $ 6.68783       24,912
   01/01/2009 to 12/31/2009...........  $ 6.68783    $ 8.32531       51,339
   01/01/2010 to 12/31/2010...........  $ 8.32531    $ 9.34197       31,889
   01/01/2011 to 12/31/2011...........  $ 9.34197    $ 8.94898       31,999
   01/01/2012 to 12/31/2012...........  $ 8.94898    $10.17832       32,967
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.18601    $ 8.11373       62,844
   01/01/2009 to 12/31/2009...........  $ 8.11373    $10.14527       69,894
   01/01/2010 to 12/31/2010...........  $10.14527    $11.13210       55,900
   01/01/2011 to 12/31/2011...........  $11.13210    $10.55553       57,513
   01/01/2012 to 12/31/2012...........  $10.55553    $11.51210       52,320
AST SMALL-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.33134    $ 6.63894        2,891
   01/01/2009 to 12/31/2009...........  $ 6.63894    $ 8.72427        7,195
   01/01/2010 to 12/31/2010...........  $ 8.72427    $11.67952        5,573
   01/01/2011 to 12/31/2011...........  $11.67952    $11.34980        5,908
   01/01/2012 to 12/31/2012...........  $11.34980    $12.49402        5,867
AST SMALL-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.79054    $ 7.99717        1,428
   01/01/2009 to 12/31/2009...........  $ 7.99717    $ 9.96698       49,384
   01/01/2010 to 12/31/2010...........  $ 9.96698    $12.32368       32,174
   01/01/2011 to 12/31/2011...........  $12.32368    $11.37136       21,942
   01/01/2012 to 12/31/2012...........  $11.37136    $13.18554       26,348

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.34710    $ 8.65127      350,657
   01/01/2009 to 12/31/2009...........  $ 8.65127    $10.53936      325,608
   01/01/2010 to 12/31/2010...........  $10.53936    $11.53594      283,411
   01/01/2011 to 12/31/2011...........  $11.53594    $11.54580      276,802
   01/01/2012 to 12/31/2012...........  $11.54580    $12.85936      244,233
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.81608    $ 6.61400        1,700
   01/01/2009 to 12/31/2009...........  $ 6.61400    $ 8.03515        9,760
   01/01/2010 to 12/31/2010...........  $ 8.03515    $ 8.92968        6,217
   01/01/2011 to 12/31/2011...........  $ 8.92968    $ 8.61982        5,409
   01/01/2012 to 12/31/2012...........  $ 8.61982    $ 9.91807        5,686
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.83239    $10.13233        6,502
   01/01/2009 to 12/31/2009...........  $10.13233    $11.14805        5,761
   01/01/2010 to 12/31/2010...........  $11.14805    $11.56854        3,971
   01/01/2011 to 12/31/2011...........  $11.56854    $11.82135        3,893
   01/01/2012 to 12/31/2012...........  $11.82135    $12.20681        4,144
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.90428    $ 6.47415       12,329
   01/01/2009 to 12/31/2009...........  $ 6.47415    $ 9.74439       29,435
   01/01/2010 to 12/31/2010...........  $ 9.74439    $11.07477       16,781
   01/01/2011 to 12/31/2011...........  $11.07477    $10.68434       12,712
   01/01/2012 to 12/31/2012...........  $10.68434    $12.32839       10,860
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   01/28/2008 to 12/31/2008...........  $16.53744    $ 9.01490       30,349
   01/01/2009 to 12/31/2009...........  $ 9.01490    $13.21257       89,197
   01/01/2010 to 12/31/2010...........  $13.21257    $15.61837       60,070
   01/01/2011 to 12/31/2011...........  $15.61837    $13.04089       42,405
   01/01/2012 to 12/31/2012...........  $13.04089    $13.26007       51,693
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.07056    $ 6.90477       69,425
   01/01/2009 to 12/31/2009...........  $ 6.90477    $ 8.70257      141,530
   01/01/2010 to 12/31/2010...........  $ 8.70257    $ 9.79034       88,029
   01/01/2011 to 12/31/2011...........  $ 9.79034    $ 9.27604       79,563
   01/01/2012 to 12/31/2012...........  $ 9.27604    $10.10482       87,625
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.23145    $ 9.28052        9,674
   01/01/2009 to 12/31/2009...........  $ 9.28052    $10.16667        2,874
   01/01/2010 to 12/31/2010...........  $10.16667    $10.75520        1,992
   01/01/2011 to 12/31/2011...........  $10.75520    $11.19085        1,955
   01/01/2012 to 12/31/2012...........  $11.19085    $11.84431        2,190
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07805    $ 6.63306       45,571
   01/01/2009 to 12/31/2009...........  $ 6.63306    $ 8.46640       95,074
   01/01/2010 to 12/31/2010...........  $ 8.46640    $ 9.15945       88,928
   01/01/2011 to 12/31/2011...........  $ 9.15945    $ 8.83880       87,969
   01/01/2012 to 09/21/2012...........  $ 8.83880    $ 9.88665            0



* Denotes the start date of these sub-accounts

                               PREMIER X SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

  ACCUMULATION UNIT VALUES: COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT ONLY
           (2.05%) OR HIGHEST DAILY VALUE DEATH BENEFIT ONLY (2.05%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96979    $10.52176       830,438
   01/01/2007 to 12/31/2007...........  $10.52176    $11.25870     2,543,454
   01/01/2008 to 12/31/2008...........  $11.25870    $ 7.52065     4,290,790
   01/01/2009 to 12/31/2009...........  $ 7.52065    $ 9.16461     6,403,388
   01/01/2010 to 12/31/2010...........  $ 9.16461    $10.05503     6,481,639
   01/01/2011 to 12/31/2011...........  $10.05503    $ 9.59133     5,215,981
   01/01/2012 to 12/31/2012...........  $ 9.59133    $10.57941     5,453,100
AST ADVANCED STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98851    $10.46548       246,133
   01/01/2007 to 12/31/2007...........  $10.46548    $11.22908       451,141
   01/01/2008 to 12/31/2008...........  $11.22908    $ 7.72388     1,193,763
   01/01/2009 to 12/31/2009...........  $ 7.72388    $ 9.55169     2,392,702
   01/01/2010 to 12/31/2010...........  $ 9.55169    $10.64273     2,509,896
   01/01/2011 to 12/31/2011...........  $10.64273    $10.44088     1,976,971
   01/01/2012 to 12/31/2012...........  $10.44088    $11.62737     2,134,048
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98414    $10.99891        21,491
   01/01/2007 to 12/31/2007...........  $10.99891    $10.76521        50,360
   01/01/2008 to 12/31/2008...........  $10.76521    $ 6.88354        51,088
   01/01/2009 to 12/31/2009...........  $ 6.88354    $ 7.94405        56,131
   01/01/2010 to 12/31/2010...........  $ 7.94405    $ 8.86235        55,174
   01/01/2011 to 12/31/2011...........  $ 8.86235    $ 8.99478        72,443
   01/01/2012 to 05/04/2012...........  $ 8.99478    $ 9.76106             0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97919    $10.47828       398,107
   01/01/2007 to 12/31/2007...........  $10.47828    $11.19855     1,045,566
   01/01/2008 to 12/31/2008...........  $11.19855    $ 7.82382     3,006,296
   01/01/2009 to 12/31/2009...........  $ 7.82382    $ 9.45287     5,940,132
   01/01/2010 to 12/31/2010...........  $ 9.45287    $10.40364     6,021,508
   01/01/2011 to 12/31/2011...........  $10.40364    $10.07115     5,192,756
   01/01/2012 to 12/31/2012...........  $10.07115    $11.09968     5,454,823
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99833    $ 9.14439        11,718
   01/01/2012 to 12/31/2012...........  $ 9.14439    $10.02630        44,567

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BLACKROCK VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.94903    $10.99149        51,954
   01/01/2007 to 12/31/2007...........  $10.99149    $10.89644       110,209
   01/01/2008 to 12/31/2008...........  $10.89644    $ 6.69452        69,103
   01/01/2009 to 12/31/2009...........  $ 6.69452    $ 7.75779        96,419
   01/01/2010 to 12/31/2010...........  $ 7.75779    $ 8.54781        76,351
   01/01/2011 to 12/31/2011...........  $ 8.54781    $ 8.33514        85,319
   01/01/2012 to 12/31/2012...........  $ 8.33514    $ 9.26205        94,670
AST BOND PORTFOLIO 2016
   05/01/2009* to 12/31/2009..........  $ 9.93822    $ 9.61299             0
   01/01/2010 to 12/31/2010...........  $ 9.61299    $10.41615             0
   01/01/2011 to 12/31/2011...........  $10.41615    $11.19107             0
   01/01/2012 to 12/31/2012...........  $11.19107    $11.42266             0
AST BOND PORTFOLIO 2018
   05/01/2009* to 12/31/2009..........  $ 9.92265    $ 9.67902             0
   01/01/2010 to 12/31/2010...........  $ 9.67902    $10.54551             0
   01/01/2011 to 12/31/2011...........  $10.54551    $11.73731             0
   01/01/2012 to 12/31/2012...........  $11.73731    $12.15857             0
AST BOND PORTFOLIO 2019
   05/01/2009* to 12/31/2009..........  $ 9.90543    $ 9.57969             0
   01/01/2010 to 12/31/2010...........  $ 9.57969    $10.45380             0
   01/01/2011 to 12/31/2011...........  $10.45380    $11.88036             0
   01/01/2012 to 12/31/2012...........  $11.88036    $12.32352             0
AST BOND PORTFOLIO 2020
   05/01/2009* to 12/31/2009..........  $ 9.88414    $ 9.25455             0
   01/01/2010 to 12/31/2010...........  $ 9.25455    $10.14278             0
   01/01/2011 to 12/31/2011...........  $10.14278    $11.79550             0
   01/01/2012 to 12/31/2012...........  $11.79550    $12.28859             0
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........  $ 9.99778    $10.98498             0
   01/01/2011 to 12/31/2011...........  $10.98498    $12.94990             0
   01/01/2012 to 12/31/2012...........  $12.94990    $13.55154             0
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........  $ 9.99833    $11.99503             0
   01/01/2012 to 12/31/2012...........  $11.99503    $12.44101             0
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012..........  $ 9.99778    $10.37684             0
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97950    $10.57999       831,880
   01/01/2007 to 12/31/2007...........  $10.57999    $11.37500     2,558,602
   01/01/2008 to 12/31/2008...........  $11.37500    $ 7.25187     4,323,643
   01/01/2009 to 12/31/2009...........  $ 7.25187    $ 8.90621     7,701,858
   01/01/2010 to 12/31/2010...........  $ 8.90621    $ 9.89472     8,056,803
   01/01/2011 to 12/31/2011...........  $ 9.89472    $ 9.46090     6,257,591
   01/01/2012 to 12/31/2012...........  $ 9.46090    $10.54275     6,771,067

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08099    $ 7.32858       218,544
   01/01/2009 to 12/31/2009...........  $ 7.32858    $ 8.86096       858,467
   01/01/2010 to 12/31/2010...........  $ 8.86096    $ 9.71786       897,851
   01/01/2011 to 12/31/2011...........  $ 9.71786    $ 9.34997       818,528
   01/01/2012 to 12/31/2012...........  $ 9.34997    $10.10392       874,880
AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.88676    $12.08927        67,305
   01/01/2007 to 12/31/2007...........  $12.08927    $ 9.48340        85,556
   01/01/2008 to 12/31/2008...........  $ 9.48340    $ 6.03531        98,068
   01/01/2009 to 12/31/2009...........  $ 6.03531    $ 7.80228        99,922
   01/01/2010 to 12/31/2010...........  $ 7.80228    $ 9.83932       115,670
   01/01/2011 to 12/31/2011...........  $ 9.83932    $10.27737        91,118
   01/01/2012 to 12/31/2012...........  $10.27737    $11.61618       116,779
AST DEAM SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98261    $10.43084        12,304
   01/01/2007 to 12/31/2007...........  $10.43084    $ 8.40420        40,522
   01/01/2008 to 07/18/2008...........  $ 8.40420    $ 7.68481             0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99833    $ 9.92504        21,362
   01/01/2007 to 12/31/2007...........  $ 9.92504    $10.81494        51,954
   01/01/2008 to 12/31/2008...........  $10.81494    $ 5.92475        40,190
   01/01/2009 to 12/31/2009...........  $ 5.92475    $ 7.70205        69,359
   01/01/2010 to 12/31/2010...........  $ 7.70205    $10.00370        82,880
   01/01/2011 to 12/31/2011...........  $10.00370    $ 8.51771        98,852
   01/01/2012 to 12/31/2012...........  $ 8.51771    $10.02169        92,752
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10350    $ 7.48844       188,704
   01/01/2009 to 12/31/2009...........  $ 7.48844    $ 8.89587       378,474
   01/01/2010 to 12/31/2010...........  $ 8.89587    $ 9.87870       410,194
   01/01/2011 to 12/31/2011...........  $ 9.87870    $ 9.44116       359,039
   01/01/2012 to 12/31/2012...........  $ 9.44116    $10.51263       403,104
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99833    $10.50147       131,264
   01/01/2007 to 12/31/2007...........  $10.50147    $11.16999       355,077
   01/01/2008 to 12/31/2008...........  $11.16999    $ 7.17065     1,052,064
   01/01/2009 to 12/31/2009...........  $ 7.17065    $ 8.70250     2,453,023
   01/01/2010 to 12/31/2010...........  $ 8.70250    $ 9.75259     2,624,502
   01/01/2011 to 12/31/2011...........  $ 9.75259    $ 9.41320     2,330,805
   01/01/2012 to 12/31/2012...........  $ 9.41320    $10.20477     2,449,342
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99833    $10.28092        96,046
   01/01/2007 to 12/31/2007...........  $10.28092    $11.22337       428,297
   01/01/2008 to 12/31/2008...........  $11.22337    $ 6.52045       992,417
   01/01/2009 to 12/31/2009...........  $ 6.52045    $ 8.04911     2,930,136
   01/01/2010 to 12/31/2010...........  $ 8.04911    $ 9.38759     2,993,576
   01/01/2011 to 12/31/2011...........  $ 9.38759    $ 8.62754     2,121,795
   01/01/2012 to 12/31/2012...........  $ 8.62754    $ 9.54626     2,317,792
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99834    $ 7.46062        92,522
   01/01/2009 to 11/13/2009...........  $ 7.46062    $ 8.31782             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99834    $10.72166      922,925
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17501    $ 6.10332        2,015
   01/01/2009 to 12/31/2009...........  $ 6.10332    $ 8.07992        7,533
   01/01/2010 to 12/31/2010...........  $ 8.07992    $ 9.51698        8,974
   01/01/2011 to 12/31/2011...........  $ 9.51698    $ 8.85615       14,313
   01/01/2012 to 12/31/2012...........  $ 8.85615    $11.00403       28,763
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.93469    $10.22872       39,668
   01/01/2007 to 12/31/2007...........  $10.22872    $11.42452      117,879
   01/01/2008 to 12/31/2008...........  $11.42452    $ 6.68665      134,309
   01/01/2009 to 12/31/2009...........  $ 6.68665    $ 9.78901      210,444
   01/01/2010 to 12/31/2010...........  $ 9.78901    $10.57926      191,290
   01/01/2011 to 12/31/2011...........  $10.57926    $ 9.95673      183,045
   01/01/2012 to 12/31/2012...........  $ 9.95673    $11.68469      179,388
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96029    $11.00935       15,614
   01/01/2007 to 12/31/2007...........  $11.00935    $11.34013       60,992
   01/01/2008 to 12/31/2008...........  $11.34013    $ 6.59044       59,215
   01/01/2009 to 12/31/2009...........  $ 6.59044    $ 7.69719      108,452
   01/01/2010 to 12/31/2010...........  $ 7.69719    $ 8.51452      108,896
   01/01/2011 to 12/31/2011...........  $ 8.51452    $ 7.88321      123,164
   01/01/2012 to 12/31/2012...........  $ 7.88321    $ 9.24382      147,553
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.95768    $ 9.84454       20,966
   01/01/2007 to 12/31/2007...........  $ 9.84454    $11.51201       70,051
   01/01/2008 to 12/31/2008...........  $11.51201    $ 6.67880       74,451
   01/01/2009 to 12/31/2009...........  $ 6.67880    $10.28128      146,279
   01/01/2010 to 12/31/2010...........  $10.28128    $12.07219      125,854
   01/01/2011 to 12/31/2011...........  $12.07219    $11.47775      107,922
   01/01/2012 to 12/31/2012...........  $11.47775    $13.45286      127,793
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03322    $ 7.62678       11,741
   01/01/2009 to 12/31/2009...........  $ 7.62678    $ 9.47993       27,806
   01/01/2010 to 12/31/2010...........  $ 9.47993    $11.77620       35,349
   01/01/2011 to 12/31/2011...........  $11.77620    $11.69023       46,437
   01/01/2012 to 12/31/2012...........  $11.69023    $13.25235       50,032
AST HIGH YIELD PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99833    $10.54166       36,262
   01/01/2007 to 12/31/2007...........  $10.54166    $10.58506       67,232
   01/01/2008 to 12/31/2008...........  $10.58506    $ 7.72288       52,614
   01/01/2009 to 12/31/2009...........  $ 7.72288    $10.25837       98,174
   01/01/2010 to 12/31/2010...........  $10.25837    $11.40941      117,981
   01/01/2011 to 12/31/2011...........  $11.40941    $11.53541      101,852
   01/01/2012 to 12/31/2012...........  $11.53541    $12.87158      133,663

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08918    $ 7.59716       111,892
   01/01/2009 to 12/31/2009...........  $ 7.59716    $ 9.18532       424,265
   01/01/2010 to 12/31/2010...........  $ 9.18532    $10.04474       457,592
   01/01/2011 to 12/31/2011...........  $10.04474    $ 9.79338       445,565
   01/01/2012 to 12/31/2012...........  $ 9.79338    $10.56843       461,766
AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99185    $10.58063        66,017
   01/01/2007 to 12/31/2007...........  $10.58063    $12.34222       115,136
   01/01/2008 to 12/31/2008...........  $12.34222    $ 6.01888       132,206
   01/01/2009 to 12/31/2009...........  $ 6.01888    $ 7.97937       144,204
   01/01/2010 to 12/31/2010...........  $ 7.97937    $ 8.95266       142,115
   01/01/2011 to 12/31/2011...........  $ 8.95266    $ 7.63921       121,556
   01/01/2012 to 12/31/2012...........  $ 7.63921    $ 9.01008       128,199
AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2006* to 12/31/2006..........  $10.01000    $10.84310        53,925
   01/01/2007 to 12/31/2007...........  $10.84310    $12.51580       161,390
   01/01/2008 to 12/31/2008...........  $12.51580    $ 6.86748       157,577
   01/01/2009 to 12/31/2009...........  $ 6.86748    $ 8.78189       161,271
   01/01/2010 to 12/31/2010...........  $ 8.78189    $ 9.55932       143,460
   01/01/2011 to 12/31/2011...........  $ 9.55932    $ 8.19186       116,484
   01/01/2012 to 12/31/2012...........  $ 8.19186    $ 9.36563       111,451
AST INVESTMENT GRADE BOND PORTFOLIO
   01/28/2008* to 12/31/2008..........  $ 9.99834    $10.69598     9,882,729
   01/01/2009 to 12/31/2009...........  $10.69598    $11.66588     3,643,097
   01/01/2010 to 12/31/2010...........  $11.66588    $12.66748     1,688,626
   01/01/2011 to 12/31/2011...........  $12.66748    $13.95826     6,300,372
   01/01/2012 to 12/31/2012...........  $13.95826    $14.96335     3,411,133
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11169    $ 7.12219        92,463
   01/01/2009 to 12/31/2009...........  $ 7.12219    $ 8.84025       303,986
   01/01/2010 to 12/31/2010...........  $ 8.84025    $ 9.85968       322,410
   01/01/2011 to 12/31/2011...........  $ 9.85968    $ 9.60684       288,926
   01/01/2012 to 12/31/2012...........  $ 9.60684    $10.69231       288,880
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96698    $10.51404        10,192
   01/01/2007 to 12/31/2007...........  $10.51404    $10.50173        92,521
   01/01/2008 to 12/31/2008...........  $10.50173    $ 8.47786       881,341
   01/01/2009 to 12/31/2009...........  $ 8.47786    $10.13685     1,938,181
   01/01/2010 to 12/31/2010...........  $10.13685    $10.66025     1,964,380
   01/01/2011 to 12/31/2011...........  $10.66025    $10.47082     1,595,962
   01/01/2012 to 12/31/2012...........  $10.47082    $11.35999     1,683,963
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08372    $10.28564             0
   01/01/2010 to 12/31/2010...........  $10.28564    $11.21966         2,278
   01/01/2011 to 12/31/2011...........  $11.21966    $11.06744         6,036
   01/01/2012 to 12/31/2012...........  $11.06744    $12.49182        14,264
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14510    $10.29546         3,105
   01/01/2010 to 12/31/2010...........  $10.29546    $11.47335        23,527
   01/01/2011 to 12/31/2011...........  $11.47335    $10.58293        19,439
   01/01/2012 to 12/31/2012...........  $10.58293    $11.74230        26,452

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99833    $10.55747       33,028
   01/01/2007 to 12/31/2007...........  $10.55747    $11.32088      105,867
   01/01/2008 to 12/31/2008...........  $11.32088    $ 6.50272      129,416
   01/01/2009 to 12/31/2009...........  $ 6.50272    $ 8.65847      155,384
   01/01/2010 to 12/31/2010...........  $ 8.65847    $ 9.09287      151,899
   01/01/2011 to 12/31/2011...........  $ 9.09287    $ 8.09515      137,104
   01/01/2012 to 12/31/2012...........  $ 8.09515    $ 9.67028      134,987
AST LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.95966    $10.98746       69,622
   01/01/2007 to 12/31/2007...........  $10.98746    $10.44409      128,473
   01/01/2008 to 12/31/2008...........  $10.44409    $ 5.98792      156,705
   01/01/2009 to 12/31/2009...........  $ 5.98792    $ 7.00799      193,547
   01/01/2010 to 12/31/2010...........  $ 7.00799    $ 7.77093      189,197
   01/01/2011 to 12/31/2011...........  $ 7.77093    $ 7.29646      159,734
   01/01/2012 to 12/31/2012...........  $ 7.29646    $ 8.35699      156,160
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99833    $10.45604        6,942
   01/01/2007 to 12/31/2007...........  $10.45604    $10.86861       19,664
   01/01/2008 to 12/31/2008...........  $10.86861    $ 8.17364       32,923
   01/01/2009 to 12/31/2009...........  $ 8.17364    $10.78110       62,345
   01/01/2010 to 12/31/2010...........  $10.78110    $11.98174       71,336
   01/01/2011 to 12/31/2011...........  $11.98174    $12.93561      180,918
   01/01/2012 to 12/31/2012...........  $12.93561    $13.42690      185,611
AST MARSICO CAPITAL GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.94780    $10.19358       61,348
   01/01/2007 to 12/31/2007...........  $10.19358    $11.48245      121,725
   01/01/2008 to 12/31/2008...........  $11.48245    $ 6.33900      158,966
   01/01/2009 to 12/31/2009...........  $ 6.33900    $ 8.06019      162,034
   01/01/2010 to 12/31/2010...........  $ 8.06019    $ 9.45837      169,419
   01/01/2011 to 12/31/2011...........  $ 9.45837    $ 9.18401      142,218
   01/01/2012 to 12/31/2012...........  $ 9.18401    $10.10307      141,094
AST MFS GLOBAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.95987    $11.07884        9,461
   01/01/2007 to 12/31/2007...........  $11.07884    $11.87567       27,105
   01/01/2008 to 12/31/2008...........  $11.87567    $ 7.68143       39,719
   01/01/2009 to 12/31/2009...........  $ 7.68143    $ 9.89869       46,304
   01/01/2010 to 12/31/2010...........  $ 9.89869    $10.86845       43,950
   01/01/2011 to 12/31/2011...........  $10.86845    $10.31678       63,362
   01/01/2012 to 12/31/2012...........  $10.31678    $12.44219       74,593
AST MFS GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.93144    $10.35955        9,672
   01/01/2007 to 12/31/2007...........  $10.35955    $11.68399       22,402
   01/01/2008 to 12/31/2008...........  $11.68399    $ 7.29262       35,994
   01/01/2009 to 12/31/2009...........  $ 7.29262    $ 8.88300       44,333
   01/01/2010 to 12/31/2010...........  $ 8.88300    $ 9.81745       73,010
   01/01/2011 to 12/31/2011...........  $ 9.81745    $ 9.56339       55,757
   01/01/2012 to 12/31/2012...........  $ 9.56339    $10.97198       53,228

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99834    $10.18297            0
AST MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.92877    $10.37935       17,928
   01/01/2007 to 12/31/2007...........  $10.37935    $10.44960       50,093
   01/01/2008 to 12/31/2008...........  $10.44960    $ 6.33563       46,590
   01/01/2009 to 12/31/2009...........  $ 6.33563    $ 8.62254       68,287
   01/01/2010 to 12/31/2010...........  $ 8.62254    $10.44421       75,740
   01/01/2011 to 12/31/2011...........  $10.44421    $ 9.88148       80,974
   01/01/2012 to 12/31/2012...........  $ 9.88148    $11.46534       84,044
AST MONEY MARKET PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99951    $10.18444       73,532
   01/01/2007 to 12/31/2007...........  $10.18444    $10.46814      175,527
   01/01/2008 to 12/31/2008...........  $10.46814    $10.51516      724,864
   01/01/2009 to 12/31/2009...........  $10.51516    $10.32932      319,983
   01/01/2010 to 12/31/2010...........  $10.32932    $10.12431      206,149
   01/01/2011 to 12/31/2011...........  $10.12431    $ 9.92340      219,016
   01/01/2012 to 12/31/2012...........  $ 9.92340    $ 9.72484      239,664
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.03547    $10.13676       26,778
   01/01/2007 to 12/31/2007...........  $10.13676    $10.24685       61,947
   01/01/2008 to 12/31/2008...........  $10.24685    $ 5.79762       71,201
   01/01/2009 to 12/31/2009...........  $ 5.79762    $ 7.99019      124,978
   01/01/2010 to 12/31/2010...........  $ 7.99019    $ 9.66466      149,323
   01/01/2011 to 12/31/2011...........  $ 9.66466    $ 9.23545      113,194
   01/01/2012 to 12/31/2012...........  $ 9.23545    $10.59983      114,457
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.02824    $10.06439            0
   01/01/2012 to 12/31/2012...........  $10.06439    $10.34241            0
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96472    $10.17959       14,685
   01/01/2007 to 12/31/2007...........  $10.17959    $12.18878       86,925
   01/01/2008 to 12/31/2008...........  $12.18878    $ 6.78592       79,919
   01/01/2009 to 12/31/2009...........  $ 6.78592    $ 8.63048       83,258
   01/01/2010 to 12/31/2010...........  $ 8.63048    $10.88248       98,518
   01/01/2011 to 12/31/2011...........  $10.88248    $10.84403       84,077
   01/01/2012 to 12/31/2012...........  $10.84403    $11.94166       79,425
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98775    $ 9.42612        8,246
   01/01/2007 to 12/31/2007...........  $ 9.42612    $10.96429       51,379
   01/01/2008 to 12/31/2008...........  $10.96429    $ 6.17342       59,718
   01/01/2009 to 12/31/2009...........  $ 6.17342    $ 7.41439       56,938
   01/01/2010 to 12/31/2010...........  $ 7.41439    $ 8.73801       57,476
   01/01/2011 to 04/29/2011...........  $ 8.73801    $ 9.78938            0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99834    $10.29816       78,731

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10108    $ 5.56466           868
   01/01/2009 to 12/31/2009...........  $ 5.56466    $ 9.07977        76,455
   01/01/2010 to 12/31/2010...........  $ 9.07977    $10.87894       147,559
   01/01/2011 to 12/31/2011...........  $10.87894    $ 8.49952       116,033
   01/01/2012 to 12/31/2012...........  $ 8.49952    $ 9.82181        81,185
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97993    $10.14601        25,418
   01/01/2007 to 12/31/2007...........  $10.14601    $10.61705        38,117
   01/01/2008 to 12/31/2008...........  $10.61705    $10.51970       171,215
   01/01/2009 to 12/31/2009...........  $10.51970    $11.36291       155,535
   01/01/2010 to 12/31/2010...........  $11.36291    $11.56869       218,728
   01/01/2011 to 12/31/2011...........  $11.56869    $11.59154       151,373
   01/01/2012 to 12/31/2012...........  $11.59154    $11.89152       145,930
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.97098    $10.27835        67,301
   01/01/2007 to 12/31/2007...........  $10.27835    $10.90759       232,812
   01/01/2008 to 12/31/2008...........  $10.90759    $10.44693       477,777
   01/01/2009 to 12/31/2009...........  $10.44693    $11.92891       789,347
   01/01/2010 to 12/31/2010...........  $11.92891    $12.59155       951,902
   01/01/2011 to 12/31/2011...........  $12.59155    $12.73127       781,155
   01/01/2012 to 12/31/2012...........  $12.73127    $13.63808       817,374
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97891    $10.39145       113,615
   01/01/2007 to 12/31/2007...........  $10.39145    $11.06941       280,016
   01/01/2008 to 12/31/2008...........  $11.06941    $ 8.73325     1,646,436
   01/01/2009 to 12/31/2009...........  $ 8.73325    $10.27253     4,619,314
   01/01/2010 to 12/31/2010...........  $10.27253    $11.13028     4,613,315
   01/01/2011 to 12/31/2011...........  $11.13028    $11.01569     4,303,458
   01/01/2012 to 12/31/2012...........  $11.01569    $11.91379     4,600,016
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.01825    $10.06428             0
   01/01/2012 to 12/31/2012...........  $10.06428    $10.56292         8,064
AST QMA US EQUITY ALPHA PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.95056    $10.70509        12,851
   01/01/2007 to 12/31/2007...........  $10.70509    $10.70742       102,748
   01/01/2008 to 12/31/2008...........  $10.70742    $ 6.42985       105,318
   01/01/2009 to 12/31/2009...........  $ 6.42985    $ 7.67574       107,762
   01/01/2010 to 12/31/2010...........  $ 7.67574    $ 8.65355        99,843
   01/01/2011 to 12/31/2011...........  $ 8.65355    $ 8.77316        81,735
   01/01/2012 to 12/31/2012...........  $ 8.77316    $10.21323        62,108
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99833    $ 8.87815           147
   01/01/2012 to 12/31/2012...........  $ 8.87815    $ 9.84419             0
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09917    $ 6.68122       138,308
   01/01/2009 to 12/31/2009...........  $ 6.68122    $ 8.30477       532,687
   01/01/2010 to 12/31/2010...........  $ 8.30477    $ 9.30511       678,275
   01/01/2011 to 12/31/2011...........  $ 9.30511    $ 8.90067       508,100
   01/01/2012 to 12/31/2012...........  $ 8.90067    $10.10866       577,953

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98409    $10.54623         7,734
   01/01/2007 to 12/31/2007...........  $10.54623    $11.25493        52,850
   01/01/2008 to 12/31/2008...........  $11.25493    $ 7.69891       252,783
   01/01/2009 to 12/31/2009...........  $ 7.69891    $ 9.61241       564,588
   01/01/2010 to 12/31/2010...........  $ 9.61241    $10.53198       666,716
   01/01/2011 to 12/31/2011...........  $10.53198    $ 9.97185       558,660
   01/01/2012 to 12/31/2012...........  $ 9.97185    $10.85949       626,779
AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.90482    $ 9.88919        17,114
   01/01/2007 to 12/31/2007...........  $ 9.88919    $10.38230        43,610
   01/01/2008 to 12/31/2008...........  $10.38230    $ 6.61289        53,553
   01/01/2009 to 12/31/2009...........  $ 6.61289    $ 8.67722        60,460
   01/01/2010 to 12/31/2010...........  $ 8.67722    $11.59956        63,825
   01/01/2011 to 12/31/2011...........  $11.59956    $11.25555        63,905
   01/01/2012 to 12/31/2012...........  $11.25555    $12.37201        71,913
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99216    $10.43745        34,916
   01/01/2007 to 12/31/2007...........  $10.43745    $ 9.65301        77,915
   01/01/2008 to 12/31/2008...........  $ 9.65301    $ 6.64799       124,833
   01/01/2009 to 12/31/2009...........  $ 6.64799    $ 8.27329       134,882
   01/01/2010 to 12/31/2010...........  $ 8.27329    $10.21456       134,234
   01/01/2011 to 12/31/2011...........  $10.21456    $ 9.41140       133,500
   01/01/2012 to 12/31/2012...........  $ 9.41140    $10.89686       129,605
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96786    $10.60407        31,732
   01/01/2007 to 12/31/2007...........  $10.60407    $11.04690       151,827
   01/01/2008 to 12/31/2008...........  $11.04690    $ 8.01637       729,439
   01/01/2009 to 12/31/2009...........  $ 8.01637    $ 9.75142     1,560,710
   01/01/2010 to 12/31/2010...........  $ 9.75142    $10.65781     1,608,768
   01/01/2011 to 12/31/2011...........  $10.65781    $10.65113     1,421,578
   01/01/2012 to 12/31/2012...........  $10.65113    $11.84541     1,699,927
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.95018    $11.04440        19,265
   01/01/2007 to 12/31/2007...........  $11.04440    $10.43535        59,523
   01/01/2008 to 12/31/2008...........  $10.43535    $ 5.94250        66,453
   01/01/2009 to 12/31/2009...........  $ 5.94250    $ 7.20882       114,365
   01/01/2010 to 12/31/2010...........  $ 7.20882    $ 7.99959       111,640
   01/01/2011 to 12/31/2011...........  $ 7.99959    $ 7.71059       128,242
   01/01/2012 to 12/31/2012...........  $ 7.71059    $ 8.85891       133,062

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98933    $10.27317        10,024
   01/01/2007 to 12/31/2007...........  $10.27317    $11.03673        70,825
   01/01/2008 to 12/31/2008...........  $11.03673    $10.55165       155,019
   01/01/2009 to 12/31/2009...........  $10.55165    $11.59239       154,889
   01/01/2010 to 12/31/2010...........  $11.59239    $12.01191       102,119
   01/01/2011 to 12/31/2011...........  $12.01191    $12.25648        87,685
   01/01/2012 to 12/31/2012...........  $12.25648    $12.63750        82,912
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.93985    $10.44162        31,269
   01/01/2007 to 12/31/2007...........  $10.44162    $11.07338       105,160
   01/01/2008 to 12/31/2008...........  $11.07338    $ 6.44882       143,903
   01/01/2009 to 12/31/2009...........  $ 6.44882    $ 9.69200       172,730
   01/01/2010 to 12/31/2010...........  $ 9.69200    $10.99898       189,286
   01/01/2011 to 12/31/2011...........  $10.99898    $10.59556       190,812
   01/01/2012 to 12/31/2012...........  $10.59556    $12.20797       201,854
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.14718    $ 9.80443        78,226
   01/01/2007 to 12/31/2007...........  $ 9.80443    $13.49811       280,545
   01/01/2008 to 12/31/2008...........  $13.49811    $ 6.61501       448,501
   01/01/2009 to 12/31/2009...........  $ 6.61501    $ 9.68103       570,448
   01/01/2010 to 12/31/2010...........  $ 9.68103    $11.42701       540,982
   01/01/2011 to 12/31/2011...........  $11.42701    $ 9.52728       430,042
   01/01/2012 to 12/31/2012...........  $ 9.52728    $ 9.67331       417,371
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97043    $10.62633       298,911
   01/01/2007 to 12/31/2007...........  $10.62633    $11.40714       614,520
   01/01/2008 to 12/31/2008...........  $11.40714    $ 6.44647       727,095
   01/01/2009 to 12/31/2009...........  $ 6.44647    $ 8.11299       709,214
   01/01/2010 to 12/31/2010...........  $ 8.11299    $ 9.11364       665,490
   01/01/2011 to 12/31/2011...........  $ 9.11364    $ 8.62227       578,409
   01/01/2012 to 12/31/2012...........  $ 8.62227    $ 9.37869       533,811
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........  $ 9.99833    $ 9.97497             0
   01/01/2008 to 12/31/2008...........  $ 9.97497    $ 9.26513        36,160
   01/01/2009 to 12/31/2009...........  $ 9.26513    $10.13485       183,941
   01/01/2010 to 12/31/2010...........  $10.13485    $10.70573       218,069
   01/01/2011 to 12/31/2011...........  $10.70573    $11.12302       217,013
   01/01/2012 to 12/31/2012...........  $11.12302    $11.75517       265,418
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07801    $ 6.62657       292,960
   01/01/2009 to 12/31/2009...........  $ 6.62657    $ 8.44560       890,452
   01/01/2010 to 12/31/2010...........  $ 8.44560    $ 9.12346     1,223,525
   01/01/2011 to 12/31/2011...........  $ 9.12346    $ 8.79101       917,708
   01/01/2012 to 09/21/2012...........  $ 8.79101    $ 9.82277             0



* Denotes the start date of these sub-accounts

                               PREMIER X SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

ACCUMULATION UNIT VALUES: LIFETIME FIVE INCOME BENEFIT ONLY (2.15%) OR HIGHEST
   DAILY LIFETIME FIVE INCOME BENEFIT ONLY (2.15%) OR HD GRO 60 BPS (2.15%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.38880    $10.95680      4,005,886
   01/01/2007 to 12/31/2007...........  $10.95680    $11.71266     12,685,306
   01/01/2008 to 12/31/2008...........  $11.71266    $ 7.81625     10,114,664
   01/01/2009 to 12/31/2009...........  $ 7.81625    $ 9.51550     10,025,052
   01/01/2010 to 12/31/2010...........  $ 9.51550    $10.42979      9,531,206
   01/01/2011 to 12/31/2011...........  $10.42979    $ 9.93908      8,762,846
   01/01/2012 to 12/31/2012...........  $ 9.93908    $10.95233      8,343,061
AST ADVANCED STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.14338    $10.62093      1,210,894
   01/01/2007 to 12/31/2007...........  $10.62093    $11.38468      4,044,715
   01/01/2008 to 12/31/2008...........  $11.38468    $ 7.82320      3,237,001
   01/01/2009 to 12/31/2009...........  $ 7.82320    $ 9.66501      3,397,038
   01/01/2010 to 12/31/2010...........  $ 9.66501    $10.75845      3,348,819
   01/01/2011 to 12/31/2011...........  $10.75845    $10.54414      3,034,514
   01/01/2012 to 12/31/2012...........  $10.54414    $11.73066      3,022,912
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.69604    $11.77553              0
   01/01/2007 to 12/31/2007...........  $11.77553    $11.51406              0
   01/01/2008 to 12/31/2008...........  $11.51406    $ 7.35512              0
   01/01/2009 to 12/31/2009...........  $ 7.35512    $ 8.48006         12,004
   01/01/2010 to 12/31/2010...........  $ 8.48006    $ 9.45099          9,410
   01/01/2011 to 12/31/2011...........  $ 9.45099    $ 9.58274          4,721
   01/01/2012 to 05/04/2012...........  $ 9.58274    $10.39565              0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.33925    $10.84933      1,407,551
   01/01/2007 to 12/31/2007...........  $10.84933    $11.58366      5,234,843
   01/01/2008 to 12/31/2008...........  $11.58366    $ 8.08498      4,799,295
   01/01/2009 to 12/31/2009...........  $ 8.08498    $ 9.75872      4,918,514
   01/01/2010 to 12/31/2010...........  $ 9.75872    $10.72990      4,805,610
   01/01/2011 to 12/31/2011...........  $10.72990    $10.37669      4,302,186
   01/01/2012 to 12/31/2012...........  $10.37669    $11.42526      4,177,623
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99767    $ 9.13787        123,178
   01/01/2012 to 12/31/2012...........  $ 9.13787    $10.00940        131,011
AST BLACKROCK VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.52053    $12.71928              0
   01/01/2007 to 12/31/2007...........  $12.71928    $12.59690              0
   01/01/2008 to 12/31/2008...........  $12.59690    $ 7.73169              0
   01/01/2009 to 12/31/2009...........  $ 7.73169    $ 8.95107            179
   01/01/2010 to 12/31/2010...........  $ 8.95107    $ 9.85304            241
   01/01/2011 to 12/31/2011...........  $ 9.85304    $ 9.59855          2,850
   01/01/2012 to 12/31/2012...........  $ 9.59855    $10.65551            222
AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009..........  $ 9.99883    $ 9.34895              0
   01/01/2010 to 12/31/2010...........  $ 9.34895    $10.12019              0
   01/01/2011 to 12/31/2011...........  $10.12019    $10.86255              0
   01/01/2012 to 12/31/2012...........  $10.86255    $11.07639              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2018
   01/28/2008* to 12/31/2008..........  $ 9.99826    $12.00012              0
   01/01/2009 to 12/31/2009...........  $12.00012    $11.03670              0
   01/01/2010 to 12/31/2010...........  $11.03670    $12.01294              0
   01/01/2011 to 12/31/2011...........  $12.01294    $13.35765              0
   01/01/2012 to 12/31/2012...........  $13.35765    $13.82354              0
AST BOND PORTFOLIO 2019
   01/28/2008* to 12/31/2008..........  $ 9.99826    $12.06868              0
   01/01/2009 to 12/31/2009...........  $12.06868    $10.90486              0
   01/01/2010 to 12/31/2010...........  $10.90486    $11.88816          1,310
   01/01/2011 to 12/31/2011...........  $11.88816    $13.49739          1,606
   01/01/2012 to 12/31/2012...........  $13.49739    $13.98700          1,112
AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009..........  $ 9.99883    $ 8.76162              0
   01/01/2010 to 12/31/2010...........  $ 8.76162    $ 9.59316         84,417
   01/01/2011 to 12/31/2011...........  $ 9.59316    $11.14555              0
   01/01/2012 to 12/31/2012...........  $11.14555    $11.60016            574
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........  $ 9.99767    $10.97418         72,408
   01/01/2011 to 12/31/2011...........  $10.97418    $12.92454        749,325
   01/01/2012 to 12/31/2012...........  $12.92454    $13.51172        274,620
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........  $ 9.99825    $11.98335        287,319
   01/01/2012 to 12/31/2012...........  $11.98335    $12.41671        417,896
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012..........  $ 9.99767    $10.36658        181,760
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.50780    $11.13289      4,496,419
   01/01/2007 to 12/31/2007...........  $11.13289    $11.95767     16,419,372
   01/01/2008 to 12/31/2008...........  $11.95767    $ 7.61582     11,788,190
   01/01/2009 to 12/31/2009...........  $ 7.61582    $ 9.34393     11,925,399
   01/01/2010 to 12/31/2010...........  $ 9.34393    $10.37074     11,755,291
   01/01/2011 to 12/31/2011...........  $10.37074    $ 9.90639     10,791,513
   01/01/2012 to 12/31/2012...........  $ 9.90639    $11.02837     10,136,164
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08097    $ 7.32380        172,253
   01/01/2009 to 12/31/2009...........  $ 7.32380    $ 8.84650        227,014
   01/01/2010 to 12/31/2010...........  $ 8.84650    $ 9.69251        306,433
   01/01/2011 to 12/31/2011...........  $ 9.69251    $ 9.31643        325,732
   01/01/2012 to 12/31/2012...........  $ 9.31643    $10.05781        337,244
AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $13.11328    $16.02423              0
   01/01/2007 to 12/31/2007...........  $16.02423    $12.55783              0
   01/01/2008 to 12/31/2008...........  $12.55783    $ 7.98401              0
   01/01/2009 to 12/31/2009...........  $ 7.98401    $10.31138          1,515
   01/01/2010 to 12/31/2010...........  $10.31138    $12.99078          7,457
   01/01/2011 to 12/31/2011...........  $12.99078    $13.55593          3,278
   01/01/2012 to 12/31/2012...........  $13.55593    $15.30693          3,772
AST DEAM SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.22169    $11.71792              0
   01/01/2007 to 12/31/2007...........  $11.71792    $ 9.43198              0
   01/01/2008 to 07/18/2008...........  $ 9.43198    $ 8.61999              0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.16315    $12.06616              0
   01/01/2007 to 12/31/2007...........  $12.06616    $13.13512              0
   01/01/2008 to 12/31/2008...........  $13.13512    $ 7.18873              0
   01/01/2009 to 12/31/2009...........  $ 7.18873    $ 9.33599          8,313
   01/01/2010 to 12/31/2010...........  $ 9.33599    $12.11421         12,965
   01/01/2011 to 12/31/2011...........  $12.11421    $10.30454          9,086
   01/01/2012 to 12/31/2012...........  $10.30454    $12.11213         12,705
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10348    $ 7.48354         51,262
   01/01/2009 to 12/31/2009...........  $ 7.48354    $ 8.88137         77,911
   01/01/2010 to 12/31/2010...........  $ 8.88137    $ 9.85295        145,351
   01/01/2011 to 12/31/2011...........  $ 9.85295    $ 9.40740        140,822
   01/01/2012 to 12/31/2012...........  $ 9.40740    $10.46483        141,677

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.04361    $10.54213       662,361
   01/01/2007 to 12/31/2007...........  $10.54213    $11.20213     2,542,989
   01/01/2008 to 12/31/2008...........  $11.20213    $ 7.18420     2,005,436
   01/01/2009 to 12/31/2009...........  $ 7.18420    $ 8.71044     2,135,557
   01/01/2010 to 12/31/2010...........  $ 8.71044    $ 9.75195     2,115,980
   01/01/2011 to 12/31/2011...........  $ 9.75195    $ 9.40336     1,891,589
   01/01/2012 to 12/31/2012...........  $ 9.40336    $10.18410     1,882,053
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.16332    $10.44382       814,698
   01/01/2007 to 12/31/2007...........  $10.44382    $11.39013     3,857,971
   01/01/2008 to 12/31/2008...........  $11.39013    $ 6.61081     2,981,775
   01/01/2009 to 12/31/2009...........  $ 6.61081    $ 8.15269     3,151,258
   01/01/2010 to 12/31/2010...........  $ 8.15269    $ 9.49915     3,107,509
   01/01/2011 to 12/31/2011...........  $ 9.49915    $ 8.72164     2,958,356
   01/01/2012 to 12/31/2012...........  $ 8.72164    $ 9.64095     2,931,572
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99826    $ 7.45733        97,557
   01/01/2009 to 11/13/2009...........  $ 7.45733    $ 8.30710             0
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99826    $10.71445       278,408
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17493    $ 6.10058             0
   01/01/2009 to 12/31/2009...........  $ 6.10058    $ 8.06833         1,440
   01/01/2010 to 12/31/2010...........  $ 8.06833    $ 9.49404         2,135
   01/01/2011 to 12/31/2011...........  $ 9.49404    $ 8.82617         1,027
   01/01/2012 to 12/31/2012...........  $ 8.82617    $10.95611         1,501
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.21585    $11.54033             0
   01/01/2007 to 12/31/2007...........  $11.54033    $12.87688             0
   01/01/2008 to 12/31/2008...........  $12.87688    $ 7.52930             0
   01/01/2009 to 12/31/2009...........  $ 7.52930    $11.01183        12,171
   01/01/2010 to 12/31/2010...........  $11.01183    $11.88909        11,972
   01/01/2011 to 12/31/2011...........  $11.88909    $11.17858         4,246
   01/01/2012 to 12/31/2012...........  $11.17858    $13.10590         5,627
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.62847    $11.74026             0
   01/01/2007 to 12/31/2007...........  $11.74026    $12.08115             0
   01/01/2008 to 12/31/2008...........  $12.08115    $ 7.01424             0
   01/01/2009 to 12/31/2009...........  $ 7.01424    $ 8.18418         4,544
   01/01/2010 to 12/31/2010...........  $ 8.18418    $ 9.04440         5,035
   01/01/2011 to 12/31/2011...........  $ 9.04440    $ 8.36561         2,404
   01/01/2012 to 12/31/2012...........  $ 8.36561    $ 9.79991         2,697
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.09667    $10.96352             0
   01/01/2007 to 12/31/2007...........  $10.96352    $12.80795             0
   01/01/2008 to 12/31/2008...........  $12.80795    $ 7.42328             0
   01/01/2009 to 12/31/2009...........  $ 7.42328    $11.41627        12,988
   01/01/2010 to 12/31/2010...........  $11.41627    $13.39182        16,762
   01/01/2011 to 12/31/2011...........  $13.39182    $12.71994         8,299
   01/01/2012 to 12/31/2012...........  $12.71994    $14.89424        11,302
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03314    $ 7.62336             0
   01/01/2009 to 12/31/2009...........  $ 7.62336    $ 9.46659         9,261
   01/01/2010 to 12/31/2010...........  $ 9.46659    $11.74810        15,867
   01/01/2011 to 12/31/2011...........  $11.74810    $11.65091         5,903
   01/01/2012 to 12/31/2012...........  $11.65091    $13.19484         5,377
AST HIGH YIELD PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.06856    $10.60878             0
   01/01/2007 to 12/31/2007...........  $10.60878    $10.64201             0
   01/01/2008 to 12/31/2008...........  $10.64201    $ 7.75677             0
   01/01/2009 to 12/31/2009...........  $ 7.75677    $10.29318         6,203
   01/01/2010 to 12/31/2010...........  $10.29318    $11.43698         5,440
   01/01/2011 to 12/31/2011...........  $11.43698    $11.55188         3,205
   01/01/2012 to 12/31/2012...........  $11.55188    $12.87737         3,425

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08915    $ 7.59217       147,930
   01/01/2009 to 12/31/2009...........  $ 7.59217    $ 9.17026       180,458
   01/01/2010 to 12/31/2010...........  $ 9.17026    $10.01855       175,746
   01/01/2011 to 12/31/2011...........  $10.01855    $ 9.75834       153,094
   01/01/2012 to 12/31/2012...........  $ 9.75834    $10.52024       177,283
AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99177    $10.57369             0
   01/01/2007 to 12/31/2007...........  $10.57369    $12.32194             0
   01/01/2008 to 12/31/2008...........  $12.32194    $ 6.00307             0
   01/01/2009 to 12/31/2009...........  $ 6.00307    $ 7.95060         6,285
   01/01/2010 to 12/31/2010...........  $ 7.95060    $ 8.91178         9,775
   01/01/2011 to 12/31/2011...........  $ 8.91178    $ 7.59690         3,070
   01/01/2012 to 12/31/2012...........  $ 7.59690    $ 8.95135         4,045
AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2006* to 12/31/2006..........  $10.00992    $10.83593             0
   01/01/2007 to 12/31/2007...........  $10.83593    $12.49528             0
   01/01/2008 to 12/31/2008...........  $12.49528    $ 6.84949             0
   01/01/2009 to 12/31/2009...........  $ 6.84949    $ 8.75042         6,266
   01/01/2010 to 12/31/2010...........  $ 8.75042    $ 9.51572         5,026
   01/01/2011 to 12/31/2011...........  $ 9.51572    $ 8.14664         1,987
   01/01/2012 to 12/31/2012...........  $ 8.14664    $ 9.30490         3,151
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11166    $ 7.11750        74,112
   01/01/2009 to 12/31/2009...........  $ 7.11750    $ 8.82580       159,340
   01/01/2010 to 12/31/2010...........  $ 8.82580    $ 9.83405       224,639
   01/01/2011 to 12/31/2011...........  $ 9.83405    $ 9.57260       159,150
   01/01/2012 to 12/31/2012...........  $ 9.57260    $10.64380       202,323
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.92161    $11.51373             0
   01/01/2007 to 12/31/2007...........  $11.51373    $11.48901       666,826
   01/01/2008 to 12/31/2008...........  $11.48901    $ 9.26576     1,346,293
   01/01/2009 to 12/31/2009...........  $ 9.26576    $11.06807     1,367,029
   01/01/2010 to 12/31/2010...........  $11.06807    $11.62819     1,313,997
   01/01/2011 to 12/31/2011...........  $11.62819    $11.41042     1,230,668
   01/01/2012 to 12/31/2012...........  $11.41042    $12.36735     1,209,849
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08364    $10.28433         1,439
   01/01/2010 to 12/31/2010...........  $10.28433    $11.20726         4,975
   01/01/2011 to 12/31/2011...........  $11.20726    $11.04434         1,358
   01/01/2012 to 12/31/2012...........  $11.04434    $12.45348         1,816
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14502    $10.29414         1,054
   01/01/2010 to 12/31/2010...........  $10.29414    $11.46057         2,471
   01/01/2011 to 12/31/2011...........  $11.46057    $10.56090           485
   01/01/2012 to 12/31/2012...........  $10.56090    $11.70643           608
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.08901    $12.75684             0
   01/01/2007 to 12/31/2007...........  $12.75684    $13.66576             0
   01/01/2008 to 12/31/2008...........  $13.66576    $ 7.84189             0
   01/01/2009 to 12/31/2009...........  $ 7.84189    $10.43150         3,119
   01/01/2010 to 12/31/2010...........  $10.43150    $10.94417         6,612
   01/01/2011 to 12/31/2011...........  $10.94417    $ 9.73366         2,765
   01/01/2012 to 12/31/2012...........  $ 9.73366    $11.61603         4,536
AST LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.06145    $12.19503             0
   01/01/2007 to 12/31/2007...........  $12.19503    $11.58035             0
   01/01/2008 to 12/31/2008...........  $11.58035    $ 6.63284             0
   01/01/2009 to 12/31/2009...........  $ 6.63284    $ 7.75509         1,917
   01/01/2010 to 12/31/2010...........  $ 7.75509    $ 8.59095         2,684
   01/01/2011 to 12/31/2011...........  $ 8.59095    $ 8.05852         1,122
   01/01/2012 to 12/31/2012...........  $ 8.05852    $ 9.22079         1,407

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.19371    $10.65342            0
   01/01/2007 to 12/31/2007...........  $10.65342    $11.06283            0
   01/01/2008 to 12/31/2008...........  $11.06283    $ 8.31161            0
   01/01/2009 to 12/31/2009...........  $ 8.31161    $10.95231          689
   01/01/2010 to 12/31/2010...........  $10.95231    $12.16009          547
   01/01/2011 to 12/31/2011...........  $12.16009    $13.11538        1,239
   01/01/2012 to 12/31/2012...........  $13.11538    $13.60028        9,069
AST MARSICO CAPITAL GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.13415    $11.40202            0
   01/01/2007 to 12/31/2007...........  $11.40202    $12.83108            0
   01/01/2008 to 12/31/2008...........  $12.83108    $ 7.07655            0
   01/01/2009 to 12/31/2009...........  $ 7.07655    $ 8.98924        1,694
   01/01/2010 to 12/31/2010...........  $ 8.98924    $10.53837       10,782
   01/01/2011 to 12/31/2011...........  $10.53837    $10.22269        5,139
   01/01/2012 to 12/31/2012...........  $10.22269    $11.23474        6,538
AST MFS GLOBAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.42528    $12.70063            0
   01/01/2007 to 12/31/2007...........  $12.70063    $13.60069            0
   01/01/2008 to 12/31/2008...........  $13.60069    $ 8.78861            0
   01/01/2009 to 12/31/2009...........  $ 8.78861    $11.31440        4,297
   01/01/2010 to 12/31/2010...........  $11.31440    $12.41066        4,660
   01/01/2011 to 12/31/2011...........  $12.41066    $11.76918        2,281
   01/01/2012 to 12/31/2012...........  $11.76918    $14.18000        3,263
AST MFS GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.03769    $11.50591            0
   01/01/2007 to 12/31/2007...........  $11.50591    $12.96421            0
   01/01/2008 to 12/31/2008...........  $12.96421    $ 8.08374            0
   01/01/2009 to 12/31/2009...........  $ 8.08374    $ 9.83697        2,118
   01/01/2010 to 12/31/2010...........  $ 9.83697    $10.86121        4,940
   01/01/2011 to 12/31/2011...........  $10.86121    $10.56972        2,353
   01/01/2012 to 12/31/2012...........  $10.56972    $12.11467        3,030
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99826    $10.17925            0
AST MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.04019    $11.53375            0
   01/01/2007 to 12/31/2007...........  $11.53375    $11.60037            0
   01/01/2008 to 12/31/2008...........  $11.60037    $ 7.02641            0
   01/01/2009 to 12/31/2009...........  $ 7.02641    $ 9.55328        2,050
   01/01/2010 to 12/31/2010...........  $ 9.55328    $11.56022        1,739
   01/01/2011 to 12/31/2011...........  $11.56022    $10.92663        1,018
   01/01/2012 to 12/31/2012...........  $10.92663    $12.66562        1,170
AST MONEY MARKET PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99943    $10.17783            0
   01/01/2007 to 12/31/2007...........  $10.17783    $10.45102            0
   01/01/2008 to 12/31/2008...........  $10.45102    $10.48777            0
   01/01/2009 to 12/31/2009...........  $10.48777    $10.29201        4,679
   01/01/2010 to 12/31/2010...........  $10.29201    $10.07791        1,595
   01/01/2011 to 12/31/2011...........  $10.07791    $ 9.86837        2,091
   01/01/2012 to 12/31/2012...........  $ 9.86837    $ 9.66107        5,370
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.64597    $11.75586            0
   01/01/2007 to 12/31/2007...........  $11.75586    $11.87182            0
   01/01/2008 to 12/31/2008...........  $11.87182    $ 6.71043            0
   01/01/2009 to 12/31/2009...........  $ 6.71043    $ 9.23915        2,923
   01/01/2010 to 12/31/2010...........  $ 9.23915    $11.16454       13,826
   01/01/2011 to 12/31/2011...........  $11.16454    $10.65842        6,220
   01/01/2012 to 12/31/2012...........  $10.65842    $12.22088        5,484
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.02816    $10.06271            0
   01/01/2012 to 12/31/2012...........  $10.06271    $10.33058           83

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.35009    $12.60819             0
   01/01/2007 to 12/31/2007...........  $12.60819    $15.08190             0
   01/01/2008 to 12/31/2008...........  $15.08190    $ 8.38847             0
   01/01/2009 to 12/31/2009...........  $ 8.38847    $10.65813         6,503
   01/01/2010 to 12/31/2010...........  $10.65813    $13.42615         5,260
   01/01/2011 to 12/31/2011...........  $13.42615    $13.36567         4,752
   01/01/2012 to 12/31/2012...........  $13.36567    $14.70405         7,025
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.48889    $10.83586             0
   01/01/2007 to 12/31/2007...........  $10.83586    $12.59164             0
   01/01/2008 to 12/31/2008...........  $12.59164    $ 7.08274             0
   01/01/2009 to 12/31/2009...........  $ 7.08274    $ 8.49810         2,902
   01/01/2010 to 12/31/2010...........  $ 8.49810    $10.00545        10,445
   01/01/2011 to 04/29/2011...........  $10.00545    $11.20572             0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99826    $10.29125         5,618
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10100    $ 5.56220             0
   01/01/2009 to 12/31/2009...........  $ 5.56220    $ 9.06699        23,395
   01/01/2010 to 12/31/2010...........  $ 9.06699    $10.85299        37,290
   01/01/2011 to 12/31/2011...........  $10.85299    $ 8.47100        11,321
   01/01/2012 to 12/31/2012...........  $ 8.47100    $ 9.77928        16,660
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.02208    $10.18235             0
   01/01/2007 to 12/31/2007...........  $10.18235    $10.64459             0
   01/01/2008 to 12/31/2008...........  $10.64459    $10.53674             0
   01/01/2009 to 12/31/2009...........  $10.53674    $11.37025         1,056
   01/01/2010 to 12/31/2010...........  $11.37025    $11.56490           955
   01/01/2011 to 12/31/2011...........  $11.56490    $11.57644         3,229
   01/01/2012 to 12/31/2012...........  $11.57644    $11.86441            72
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.97090    $10.27161             0
   01/01/2007 to 12/31/2007...........  $10.27161    $10.88965             0
   01/01/2008 to 12/31/2008...........  $10.88965    $10.41948             0
   01/01/2009 to 12/31/2009...........  $10.41948    $11.88583        36,136
   01/01/2010 to 12/31/2010...........  $11.88583    $12.53367        68,225
   01/01/2011 to 12/31/2011...........  $12.53367    $12.66037        38,568
   01/01/2012 to 12/31/2012...........  $12.66037    $13.54882        36,496
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.19055    $10.60497       535,175
   01/01/2007 to 12/31/2007...........  $10.60497    $11.28575     1,344,079
   01/01/2008 to 12/31/2008...........  $11.28575    $ 8.89526     2,382,521
   01/01/2009 to 12/31/2009...........  $ 8.89526    $10.45297     2,632,891
   01/01/2010 to 12/31/2010...........  $10.45297    $11.31482     2,806,427
   01/01/2011 to 12/31/2011...........  $11.31482    $11.18744     2,787,380
   01/01/2012 to 12/31/2012...........  $11.18744    $12.08780     2,965,579

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.01817    $10.06259             0
   01/01/2012 to 12/31/2012...........  $10.06259    $10.55085            82
AST QMA US EQUITY ALPHA PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.62248    $11.42056             0
   01/01/2007 to 12/31/2007...........  $11.42056    $11.41173             0
   01/01/2008 to 12/31/2008...........  $11.41173    $ 6.84612             0
   01/01/2009 to 12/31/2009...........  $ 6.84612    $ 8.16461           911
   01/01/2010 to 12/31/2010...........  $ 8.16461    $ 9.19572         5,022
   01/01/2011 to 12/31/2011...........  $ 9.19572    $ 9.31379         2,191
   01/01/2012 to 12/31/2012...........  $ 9.31379    $10.83195         2,506
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99825    $ 8.87224             0
   01/01/2012 to 12/31/2012...........  $ 8.87224    $ 9.82808        27,035
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09915    $ 6.67683       132,685
   01/01/2009 to 12/31/2009...........  $ 6.67683    $ 8.29136       185,016
   01/01/2010 to 12/31/2010...........  $ 8.29136    $ 9.28112       269,568
   01/01/2011 to 12/31/2011...........  $ 9.28112    $ 8.86895       246,919
   01/01/2012 to 12/31/2012...........  $ 8.86895    $10.06261       277,585
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.45139    $11.03272             0
   01/01/2007 to 12/31/2007...........  $11.03272    $11.76249       253,263
   01/01/2008 to 12/31/2008...........  $11.76249    $ 8.03826       362,000
   01/01/2009 to 12/31/2009...........  $ 8.03826    $10.02627       485,785
   01/01/2010 to 12/31/2010...........  $10.02627    $10.97475       524,465
   01/01/2011 to 12/31/2011...........  $10.97475    $10.38093       509,329
   01/01/2012 to 12/31/2012...........  $10.38093    $11.29392       490,801
AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.90474    $ 9.88267             0
   01/01/2007 to 12/31/2007...........  $ 9.88267    $10.36529             0
   01/01/2008 to 12/31/2008...........  $10.36529    $ 6.59557             0
   01/01/2009 to 12/31/2009...........  $ 6.59557    $ 8.64603         1,131
   01/01/2010 to 12/31/2010...........  $ 8.64603    $11.54673         2,961
   01/01/2011 to 12/31/2011...........  $11.54673    $11.19338         5,290
   01/01/2012 to 12/31/2012...........  $11.19338    $12.29157         7,928
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.93965    $12.46359             0
   01/01/2007 to 12/31/2007...........  $12.46359    $11.51553             0
   01/01/2008 to 12/31/2008...........  $11.51553    $ 7.92294             0
   01/01/2009 to 12/31/2009...........  $ 7.92294    $ 9.85035         4,057
   01/01/2010 to 12/31/2010...........  $ 9.85035    $12.14978         4,393
   01/01/2011 to 12/31/2011...........  $12.14978    $11.18351         1,973
   01/01/2012 to 12/31/2012...........  $11.18351    $12.93597         2,140
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.68518    $11.35981        40,367
   01/01/2007 to 12/31/2007...........  $11.35981    $11.82256     2,111,934
   01/01/2008 to 12/31/2008...........  $11.82256    $ 8.57089     1,594,583
   01/01/2009 to 12/31/2009...........  $ 8.57089    $10.41585     1,723,559
   01/01/2010 to 12/31/2010...........  $10.41585    $11.37298     1,812,690
   01/01/2011 to 12/31/2011...........  $11.37298    $11.35486     1,727,428
   01/01/2012 to 12/31/2012...........  $11.35486    $12.61577     1,857,530
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.00032    $12.20210             0
   01/01/2007 to 12/31/2007...........  $12.20210    $11.51791             0
   01/01/2008 to 12/31/2008...........  $11.51791    $ 6.55256             0
   01/01/2009 to 12/31/2009...........  $ 6.55256    $ 7.94114           840
   01/01/2010 to 12/31/2010...........  $ 7.94114    $ 8.80362         2,665
   01/01/2011 to 12/31/2011...........  $ 8.80362    $ 8.47732         1,523
   01/01/2012 to 12/31/2012...........  $ 8.47732    $ 9.73017         1,859

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.52835    $ 9.79265            0
   01/01/2007 to 12/31/2007...........  $ 9.79265    $10.51014            0
   01/01/2008 to 12/31/2008...........  $10.51014    $10.03832            0
   01/01/2009 to 12/31/2009...........  $10.03832    $11.01755        8,692
   01/01/2010 to 12/31/2010...........  $11.01755    $11.40516        8,166
   01/01/2011 to 12/31/2011...........  $11.40516    $11.62600        5,032
   01/01/2012 to 12/31/2012...........  $11.62600    $11.97556        5,387
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.93977    $10.43471            0
   01/01/2007 to 12/31/2007...........  $10.43471    $11.05504            0
   01/01/2008 to 12/31/2008...........  $11.05504    $ 6.43180            0
   01/01/2009 to 12/31/2009...........  $ 6.43180    $ 9.65708        7,231
   01/01/2010 to 12/31/2010...........  $ 9.65708    $10.94866        7,600
   01/01/2011 to 12/31/2011...........  $10.94866    $10.53687        4,208
   01/01/2012 to 12/31/2012...........  $10.53687    $12.12848        5,446
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $13.73591    $13.26331            0
   01/01/2007 to 12/31/2007...........  $13.26331    $18.24214            0
   01/01/2008 to 12/31/2008...........  $18.24214    $ 8.93123            0
   01/01/2009 to 12/31/2009...........  $ 8.93123    $13.05802       22,340
   01/01/2010 to 12/31/2010...........  $13.05802    $15.39811       42,014
   01/01/2011 to 12/31/2011...........  $15.39811    $12.82550       10,499
   01/01/2012 to 12/31/2012...........  $12.82550    $13.00913       14,660
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.62670    $11.31844            0
   01/01/2007 to 12/31/2007...........  $11.31844    $12.13812            0
   01/01/2008 to 12/31/2008...........  $12.13812    $ 6.85286            0
   01/01/2009 to 12/31/2009...........  $ 6.85286    $ 8.61586       65,688
   01/01/2010 to 12/31/2010...........  $ 8.61586    $ 9.66907       59,466
   01/01/2011 to 12/31/2011...........  $ 9.66907    $ 9.13871       38,362
   01/01/2012 to 12/31/2012...........  $ 9.13871    $ 9.93078       61,019
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........  $ 9.99825    $ 9.97382            0
   01/01/2008 to 12/31/2008...........  $ 9.97382    $ 9.25507            0
   01/01/2009 to 12/31/2009...........  $ 9.25507    $10.11398       15,182
   01/01/2010 to 12/31/2010...........  $10.11398    $10.67324       17,950
   01/01/2011 to 12/31/2011...........  $10.67324    $11.07849        9,470
   01/01/2012 to 12/31/2012...........  $11.07849    $11.69664       11,322
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07798    $ 6.62220      167,263
   01/01/2009 to 12/31/2009...........  $ 6.62220    $ 8.43190      241,031
   01/01/2010 to 12/31/2010...........  $ 8.43190    $ 9.09971      350,791
   01/01/2011 to 12/31/2011...........  $ 9.09971    $ 8.75962      312,231
   01/01/2012 to 09/21/2012...........  $ 8.75962    $ 9.78063            0



* Denotes the start date of these sub-accounts

                               PREMIER X SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

  ACCUMULATION UNIT VALUES: SPOUSAL LIFETIME FIVE INCOME BENEFIT ONLY (2.30%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.38254    $10.93964     1,600,148
   01/01/2007 to 12/31/2007...........  $10.93964    $11.67705     3,537,461
   01/01/2008 to 12/31/2008...........  $11.67705    $ 7.78101     3,650,928
   01/01/2009 to 12/31/2009...........  $ 7.78101    $ 9.45889     4,634,630
   01/01/2010 to 12/31/2010...........  $ 9.45889    $10.35258     5,137,364
   01/01/2011 to 12/31/2011...........  $10.35258    $ 9.85110     4,511,499
   01/01/2012 to 12/31/2012...........  $ 9.85110    $10.83936     4,512,237
AST ADVANCED STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.14153    $10.60866       424,382
   01/01/2007 to 12/31/2007...........  $10.60866    $11.35477       863,059
   01/01/2008 to 12/31/2008...........  $11.35477    $ 7.79118     1,109,886
   01/01/2009 to 12/31/2009...........  $ 7.79118    $ 9.61143     1,777,502
   01/01/2010 to 12/31/2010...........  $ 9.61143    $10.68319     2,019,590
   01/01/2011 to 12/31/2011...........  $10.68319    $10.45514     1,914,200
   01/01/2012 to 12/31/2012...........  $10.45514    $11.61448     2,135,086
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.67819    $11.74441             0
   01/01/2007 to 12/31/2007...........  $11.74441    $11.46666             0
   01/01/2008 to 12/31/2008...........  $11.46666    $ 7.31404             0
   01/01/2009 to 12/31/2009...........  $ 7.31404    $ 8.42035        31,911
   01/01/2010 to 12/31/2010...........  $ 8.42035    $ 9.37086        45,310
   01/01/2011 to 12/31/2011...........  $ 9.37086    $ 9.48765        45,137
   01/01/2012 to 05/04/2012...........  $ 9.48765    $10.28723             0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.33300    $10.83221       472,641
   01/01/2007 to 12/31/2007...........  $10.83221    $11.54845     1,257,388
   01/01/2008 to 12/31/2008...........  $11.54845    $ 8.04854     1,540,491
   01/01/2009 to 12/31/2009...........  $ 8.04854    $ 9.70059     3,064,712
   01/01/2010 to 12/31/2010...........  $ 9.70059    $10.65023     3,948,773
   01/01/2011 to 12/31/2011...........  $10.65023    $10.28464     3,425,837
   01/01/2012 to 12/31/2012...........  $10.28464    $11.30707     3,544,040
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99751    $ 9.12885        80,984
   01/01/2012 to 12/31/2012...........  $ 9.12885    $ 9.98474        84,304
AST BLACKROCK VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.50126    $12.68570             0
   01/01/2007 to 12/31/2007...........  $12.68570    $12.54510             0
   01/01/2008 to 12/31/2008...........  $12.54510    $ 7.68854             0
   01/01/2009 to 12/31/2009...........  $ 7.68854    $ 8.88795        22,055
   01/01/2010 to 12/31/2010...........  $ 8.88795    $ 9.76915        27,202
   01/01/2011 to 12/31/2011...........  $ 9.76915    $ 9.50286        16,188
   01/01/2012 to 12/31/2012...........  $ 9.50286    $10.53358        19,902

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.50138    $11.11514     1,819,256
   01/01/2007 to 12/31/2007...........  $11.11514    $11.92105     3,806,864
   01/01/2008 to 12/31/2008...........  $11.92105    $ 7.58135     3,824,505
   01/01/2009 to 12/31/2009...........  $ 7.58135    $ 9.28814     5,711,545
   01/01/2010 to 12/31/2010...........  $ 9.28814    $10.29386     6,530,490
   01/01/2011 to 12/31/2011...........  $10.29386    $ 9.81857     5,407,760
   01/01/2012 to 12/31/2012...........  $ 9.81857    $10.91458     5,748,233
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08093    $ 7.31661         6,340
   01/01/2009 to 12/31/2009...........  $ 7.31661    $ 8.82485       737,299
   01/01/2010 to 12/31/2010...........  $ 8.82485    $ 9.65463     1,444,005
   01/01/2011 to 12/31/2011...........  $ 9.65463    $ 9.26641     1,175,865
   01/01/2012 to 12/31/2012...........  $ 9.26641    $ 9.98915     1,264,108
AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $13.09141    $15.98198             0
   01/01/2007 to 12/31/2007...........  $15.98198    $12.50625             0
   01/01/2008 to 12/31/2008...........  $12.50625    $ 7.93961             0
   01/01/2009 to 12/31/2009...........  $ 7.93961    $10.23905        13,457
   01/01/2010 to 12/31/2010...........  $10.23905    $12.88076        18,915
   01/01/2011 to 12/31/2011...........  $12.88076    $13.42144        29,148
   01/01/2012 to 12/31/2012...........  $13.42144    $15.13273        30,903
AST DEAM SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.20289    $11.68686             0
   01/01/2007 to 12/31/2007...........  $11.68686    $ 9.39302             0
   01/01/2008 to 07/18/2008...........  $ 9.39302    $ 8.57750             0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.14275    $12.03427             0
   01/01/2007 to 12/31/2007...........  $12.03427    $13.08104             0
   01/01/2008 to 12/31/2008...........  $13.08104    $ 7.14856             0
   01/01/2009 to 12/31/2009...........  $ 7.14856    $ 9.27013        13,008
   01/01/2010 to 12/31/2010...........  $ 9.27013    $12.01118        17,888
   01/01/2011 to 12/31/2011...........  $12.01118    $10.20193        29,595
   01/01/2012 to 12/31/2012...........  $10.20193    $11.97389        31,151
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10344    $ 7.47620             0
   01/01/2009 to 12/31/2009...........  $ 7.47620    $ 8.85972       106,110
   01/01/2010 to 12/31/2010...........  $ 8.85972    $ 9.81450       239,549
   01/01/2011 to 12/31/2011...........  $ 9.81450    $ 9.35692       186,134
   01/01/2012 to 12/31/2012...........  $ 9.35692    $10.39334       233,489
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.04179    $10.53003       373,790
   01/01/2007 to 12/31/2007...........  $10.53003    $11.17279       652,819
   01/01/2008 to 12/31/2008...........  $11.17279    $ 7.15487       684,409
   01/01/2009 to 12/31/2009...........  $ 7.15487    $ 8.66215       970,053
   01/01/2010 to 12/31/2010...........  $ 8.66215    $ 9.68378     1,094,089
   01/01/2011 to 12/31/2011...........  $ 9.68378    $ 9.32398       998,738
   01/01/2012 to 12/31/2012...........  $ 9.32398    $10.08333     1,031,065
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.16144    $10.43165       283,763
   01/01/2007 to 12/31/2007...........  $10.43165    $11.36002       659,236
   01/01/2008 to 12/31/2008...........  $11.36002    $ 6.58367       655,583
   01/01/2009 to 12/31/2009...........  $ 6.58367    $ 8.10732     1,532,700
   01/01/2010 to 12/31/2010...........  $ 8.10732    $ 9.43250     1,911,779
   01/01/2011 to 12/31/2011...........  $ 9.43250    $ 8.64767     1,594,603
   01/01/2012 to 12/31/2012...........  $ 8.64767    $ 9.54508     1,783,198
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99814    $ 7.45232        12,613
   01/01/2009 to 11/13/2009...........  $ 7.45232    $ 8.29100             0
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99814    $10.70381     1,597,720

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17481    $ 6.09650            0
   01/01/2009 to 12/31/2009...........  $ 6.09650    $ 8.05116       11,445
   01/01/2010 to 12/31/2010...........  $ 8.05116    $ 9.46002       24,643
   01/01/2011 to 12/31/2011...........  $ 9.46002    $ 8.78163       19,788
   01/01/2012 to 12/31/2012...........  $ 8.78163    $10.88468       22,310
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.19701    $11.50977            0
   01/01/2007 to 12/31/2007...........  $11.50977    $12.82386            0
   01/01/2008 to 12/31/2008...........  $12.82386    $ 7.48722            0
   01/01/2009 to 12/31/2009...........  $ 7.48722    $10.93431       43,192
   01/01/2010 to 12/31/2010...........  $10.93431    $11.78814       53,396
   01/01/2011 to 12/31/2011...........  $11.78814    $11.06745       52,648
   01/01/2012 to 12/31/2012...........  $11.06745    $12.95645       58,705
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.61064    $11.70917            0
   01/01/2007 to 12/31/2007...........  $11.70917    $12.03143            0
   01/01/2008 to 12/31/2008...........  $12.03143    $ 6.97511            0
   01/01/2009 to 12/31/2009...........  $ 6.97511    $ 8.12654       39,583
   01/01/2010 to 12/31/2010...........  $ 8.12654    $ 8.96759       72,779
   01/01/2011 to 12/31/2011...........  $ 8.96759    $ 8.28237       36,851
   01/01/2012 to 12/31/2012...........  $ 8.28237    $ 9.68809       42,794
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.07819    $10.93456            0
   01/01/2007 to 12/31/2007...........  $10.93456    $12.75534            0
   01/01/2008 to 12/31/2008...........  $12.75534    $ 7.38191            0
   01/01/2009 to 12/31/2009...........  $ 7.38191    $11.33587       50,108
   01/01/2010 to 12/31/2010...........  $11.33587    $13.27803       74,901
   01/01/2011 to 12/31/2011...........  $13.27803    $12.59342       48,591
   01/01/2012 to 12/31/2012...........  $12.59342    $14.72440       80,352
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03302    $ 7.61835            0
   01/01/2009 to 12/31/2009...........  $ 7.61835    $ 9.44641       10,566
   01/01/2010 to 12/31/2010...........  $ 9.44641    $11.70578       19,745
   01/01/2011 to 12/31/2011...........  $11.70578    $11.59196       19,295
   01/01/2012 to 12/31/2012...........  $11.59196    $13.10878       22,555
AST HIGH YIELD PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.05159    $10.58061            0
   01/01/2007 to 12/31/2007...........  $10.58061    $10.59817            0
   01/01/2008 to 12/31/2008...........  $10.59817    $ 7.71350            0
   01/01/2009 to 12/31/2009...........  $ 7.71350    $10.22092       18,211
   01/01/2010 to 12/31/2010...........  $10.22092    $11.33996       28,487
   01/01/2011 to 12/31/2011...........  $11.33996    $11.43711       24,583
   01/01/2012 to 12/31/2012...........  $11.43711    $12.73073       28,637
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08911    $ 7.58468        3,905
   01/01/2009 to 12/31/2009...........  $ 7.58468    $ 9.14789      502,973
   01/01/2010 to 12/31/2010...........  $ 9.14789    $ 9.97940      724,144
   01/01/2011 to 12/31/2011...........  $ 9.97940    $ 9.70594      638,997
   01/01/2012 to 12/31/2012...........  $ 9.70594    $10.44837      664,544
AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99165    $10.56332            0
   01/01/2007 to 12/31/2007...........  $10.56332    $12.29178            0
   01/01/2008 to 12/31/2008...........  $12.29178    $ 5.97954            0
   01/01/2009 to 12/31/2009...........  $ 5.97954    $ 7.90775       34,217
   01/01/2010 to 12/31/2010...........  $ 7.90775    $ 8.85072       40,087
   01/01/2011 to 12/31/2011...........  $ 8.85072    $ 7.53378       30,791
   01/01/2012 to 12/31/2012...........  $ 7.53378    $ 8.86389       37,956

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2006* to 12/31/2006..........  $10.00980    $10.82527             0
   01/01/2007 to 12/31/2007...........  $10.82527    $12.46444             0
   01/01/2008 to 12/31/2008...........  $12.46444    $ 6.82250             0
   01/01/2009 to 12/31/2009...........  $ 6.82250    $ 8.70312        26,080
   01/01/2010 to 12/31/2010...........  $ 8.70312    $ 9.45037        37,505
   01/01/2011 to 12/31/2011...........  $ 9.45037    $ 8.07874        25,333
   01/01/2012 to 12/31/2012...........  $ 8.07874    $ 9.21373        32,623
AST INVESTMENT GRADE BOND PORTFOLIO
   04/30/2009* to 12/31/2009..........  $10.00000    $10.83253         1,635
   01/01/2010 to 12/31/2010...........  $10.83253    $11.73376         6,091
   01/01/2011 to 12/31/2011...........  $11.73376    $12.89793     3,863,808
   01/01/2012 to 12/31/2012...........  $12.89793    $13.79278     1,572,043
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11162    $ 7.11052         5,574
   01/01/2009 to 12/31/2009...........  $ 7.11052    $ 8.80420       492,765
   01/01/2010 to 12/31/2010...........  $ 8.80420    $ 9.79553       752,454
   01/01/2011 to 12/31/2011...........  $ 9.79553    $ 9.52105       590,661
   01/01/2012 to 12/31/2012...........  $ 9.52105    $10.57078       712,315
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.90341    $11.48321             0
   01/01/2007 to 12/31/2007...........  $11.48321    $11.44173       135,916
   01/01/2008 to 12/31/2008...........  $11.44173    $ 9.21405       389,245
   01/01/2009 to 12/31/2009...........  $ 9.21405    $10.99024       491,443
   01/01/2010 to 12/31/2010...........  $10.99024    $11.52951       515,178
   01/01/2011 to 12/31/2011...........  $11.52951    $11.29693       465,852
   01/01/2012 to 12/31/2012...........  $11.29693    $12.22630       488,641
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08352    $10.28234             0
   01/01/2010 to 12/31/2010...........  $10.28234    $11.18859        12,626
   01/01/2011 to 12/31/2011...........  $11.18859    $11.00994         4,099
   01/01/2012 to 12/31/2012...........  $11.00994    $12.39649         4,790
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14490    $10.29213             0
   01/01/2010 to 12/31/2010...........  $10.29213    $11.44159         5,126
   01/01/2011 to 12/31/2011...........  $11.44159    $10.52792         6,183
   01/01/2012 to 12/31/2012...........  $10.52792    $11.65274         7,894
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.06881    $12.72312             0
   01/01/2007 to 12/31/2007...........  $12.72312    $13.60959             0
   01/01/2008 to 12/31/2008...........  $13.60959    $ 7.79817             0
   01/01/2009 to 12/31/2009...........  $ 7.79817    $10.35804       142,828
   01/01/2010 to 12/31/2010...........  $10.35804    $10.85122        97,893
   01/01/2011 to 12/31/2011...........  $10.85122    $ 9.63698        79,641
   01/01/2012 to 12/31/2012...........  $ 9.63698    $11.48382        88,347
AST LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.04291    $12.16274             0
   01/01/2007 to 12/31/2007...........  $12.16274    $11.53283             0
   01/01/2008 to 12/31/2008...........  $11.53283    $ 6.59589             0
   01/01/2009 to 12/31/2009...........  $ 6.59589    $ 7.70055         7,953
   01/01/2010 to 12/31/2010...........  $ 7.70055    $ 8.51795         4,112
   01/01/2011 to 12/31/2011...........  $ 8.51795    $ 7.97841         2,793
   01/01/2012 to 12/31/2012...........  $ 7.97841    $ 9.11568         2,856
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.17666    $10.62529             0
   01/01/2007 to 12/31/2007...........  $10.62529    $11.01730             0
   01/01/2008 to 12/31/2008...........  $11.01730    $ 8.26531             0
   01/01/2009 to 12/31/2009...........  $ 8.26531    $10.87532        24,230
   01/01/2010 to 12/31/2010...........  $10.87532    $12.05706        31,946
   01/01/2011 to 12/31/2011...........  $12.05706    $12.98528        41,423
   01/01/2012 to 12/31/2012...........  $12.98528    $13.44559        55,025

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.11556    $11.37187            0
   01/01/2007 to 12/31/2007...........  $11.37187    $12.77831            0
   01/01/2008 to 12/31/2008...........  $12.77831    $ 7.03710            0
   01/01/2009 to 12/31/2009...........  $ 7.03710    $ 8.92597      155,405
   01/01/2010 to 12/31/2010...........  $ 8.92597    $10.44883       97,355
   01/01/2011 to 12/31/2011...........  $10.44883    $10.12099       82,837
   01/01/2012 to 12/31/2012...........  $10.12099    $11.10653      100,725
AST MFS GLOBAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.40619    $12.66709            0
   01/01/2007 to 12/31/2007...........  $12.66709    $13.54490            0
   01/01/2008 to 12/31/2008...........  $13.54490    $ 8.73970            0
   01/01/2009 to 12/31/2009...........  $ 8.73970    $11.23486       57,798
   01/01/2010 to 12/31/2010...........  $11.23486    $12.30530      124,310
   01/01/2011 to 12/31/2011...........  $12.30530    $11.65219       67,237
   01/01/2012 to 12/31/2012...........  $11.65219    $14.01846      113,194
AST MFS GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.01921    $11.47554            0
   01/01/2007 to 12/31/2007...........  $11.47554    $12.91081            0
   01/01/2008 to 12/31/2008...........  $12.91081    $ 8.03870            0
   01/01/2009 to 12/31/2009...........  $ 8.03870    $ 9.76781        7,646
   01/01/2010 to 12/31/2010...........  $ 9.76781    $10.76895       12,348
   01/01/2011 to 12/31/2011...........  $10.76895    $10.46467       14,878
   01/01/2012 to 12/31/2012...........  $10.46467    $11.97661       15,312
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99814    $10.17373            0
AST MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.02184    $11.50338            0
   01/01/2007 to 12/31/2007...........  $11.50338    $11.55277            0
   01/01/2008 to 12/31/2008...........  $11.55277    $ 6.98732            0
   01/01/2009 to 12/31/2009...........  $ 6.98732    $ 9.48619       13,814
   01/01/2010 to 12/31/2010...........  $ 9.48619    $11.46229       17,737
   01/01/2011 to 12/31/2011...........  $11.46229    $10.81819        9,906
   01/01/2012 to 12/31/2012...........  $10.81819    $12.52141        8,944
AST MONEY MARKET PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99931    $10.16774            0
   01/01/2007 to 12/31/2007...........  $10.16774    $10.42533            0
   01/01/2008 to 12/31/2008...........  $10.42533    $10.44662            0
   01/01/2009 to 12/31/2009...........  $10.44662    $10.23676       21,842
   01/01/2010 to 12/31/2010...........  $10.23676    $10.00912       68,352
   01/01/2011 to 12/31/2011...........  $10.00912    $ 9.78655      141,326
   01/01/2012 to 12/31/2012...........  $ 9.78655    $ 9.56663       94,510
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.62655    $11.72486            0
   01/01/2007 to 12/31/2007...........  $11.72486    $11.82312            0
   01/01/2008 to 12/31/2008...........  $11.82312    $ 6.67312            0
   01/01/2009 to 12/31/2009...........  $ 6.67312    $ 9.17426       90,627
   01/01/2010 to 12/31/2010...........  $ 9.17426    $11.06988       85,558
   01/01/2011 to 12/31/2011...........  $11.06988    $10.55254       65,485
   01/01/2012 to 12/31/2012...........  $10.55254    $12.08173      104,204
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.02804    $10.06016          739
   01/01/2012 to 12/31/2012...........  $10.06016    $10.31283       10,806
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $12.32946    $12.57489            0
   01/01/2007 to 12/31/2007...........  $12.57489    $15.01983            0
   01/01/2008 to 12/31/2008...........  $15.01983    $ 8.34158            0
   01/01/2009 to 12/31/2009...........  $ 8.34158    $10.58299       58,714
   01/01/2010 to 12/31/2010...........  $10.58299    $13.31188      100,724
   01/01/2011 to 12/31/2011...........  $13.31188    $13.23245       11,315
   01/01/2012 to 12/31/2012...........  $13.23245    $14.53608       14,492

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.46967    $10.80728             0
   01/01/2007 to 12/31/2007...........  $10.80728    $12.53991             0
   01/01/2008 to 12/31/2008...........  $12.53991    $ 7.04323             0
   01/01/2009 to 12/31/2009...........  $ 7.04323    $ 8.43830        17,360
   01/01/2010 to 12/31/2010...........  $ 8.43830    $ 9.92054        18,659
   01/01/2011 to 04/29/2011...........  $ 9.92054    $11.10530             0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99814    $10.28113        48,057
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10088    $ 5.55848             0
   01/01/2009 to 12/31/2009...........  $ 5.55848    $ 9.04757       181,323
   01/01/2010 to 12/31/2010...........  $ 9.04757    $10.81385       328,792
   01/01/2011 to 12/31/2011...........  $10.81385    $ 8.42811       104,981
   01/01/2012 to 12/31/2012...........  $ 8.42811    $ 9.71539       134,770
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.00525    $10.15533             0
   01/01/2007 to 12/31/2007...........  $10.15533    $10.60065             0
   01/01/2008 to 12/31/2008...........  $10.60065    $10.47781             0
   01/01/2009 to 12/31/2009...........  $10.47781    $11.29002        29,049
   01/01/2010 to 12/31/2010...........  $11.29002    $11.46655        31,539
   01/01/2011 to 12/31/2011...........  $11.46655    $11.46118        35,983
   01/01/2012 to 12/31/2012...........  $11.46118    $11.72899        37,863
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.97078    $10.26154             0
   01/01/2007 to 12/31/2007...........  $10.26154    $10.86301             0
   01/01/2008 to 12/31/2008...........  $10.86301    $10.37888             0
   01/01/2009 to 12/31/2009...........  $10.37888    $11.82223       353,561
   01/01/2010 to 12/31/2010...........  $11.82223    $12.44845       853,716
   01/01/2011 to 12/31/2011...........  $12.44845    $12.55575       603,368
   01/01/2012 to 12/31/2012...........  $12.55575    $13.41715       665,696
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.18438    $10.58832       181,115
   01/01/2007 to 12/31/2007...........  $10.58832    $11.25143       231,885
   01/01/2008 to 12/31/2008...........  $11.25143    $ 8.85527       671,591
   01/01/2009 to 12/31/2009...........  $ 8.85527    $10.39060     1,642,238
   01/01/2010 to 12/31/2010...........  $10.39060    $11.23093     1,684,823
   01/01/2011 to 12/31/2011...........  $11.23093    $11.08818     1,648,105
   01/01/2012 to 12/31/2012...........  $11.08818    $11.96291     1,806,643
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.01805    $10.06005         1,282
   01/01/2012 to 12/31/2012...........  $10.06005    $10.53264         1,648
AST QMA US EQUITY ALPHA PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.60473    $11.39044             0
   01/01/2007 to 12/31/2007...........  $11.39044    $11.36487             0
   01/01/2008 to 12/31/2008...........  $11.36487    $ 6.80785             0
   01/01/2009 to 12/31/2009...........  $ 6.80785    $ 8.10701        36,891
   01/01/2010 to 12/31/2010...........  $ 8.10701    $ 9.11744        54,039
   01/01/2011 to 12/31/2011...........  $ 9.11744    $ 9.22101        34,037
   01/01/2012 to 12/31/2012...........  $ 9.22101    $10.70831        40,383
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99813    $ 8.86352             0
   01/01/2012 to 12/31/2012...........  $ 8.86352    $ 9.80389             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09911    $ 6.67029         5,346
   01/01/2009 to 12/31/2009...........  $ 6.67029    $ 8.27102       539,801
   01/01/2010 to 12/31/2010...........  $ 8.27102    $ 9.24479     1,143,600
   01/01/2011 to 12/31/2011...........  $ 9.24479    $ 8.82135       769,975
   01/01/2012 to 12/31/2012...........  $ 8.82135    $ 9.99402       986,280
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.43396    $11.00360             0
   01/01/2007 to 12/31/2007...........  $11.00360    $11.71424        33,547
   01/01/2008 to 12/31/2008...........  $11.71424    $ 7.99351        66,817
   01/01/2009 to 12/31/2009...........  $ 7.99351    $ 9.95586       897,972
   01/01/2010 to 12/31/2010...........  $ 9.95586    $10.88156     1,422,432
   01/01/2011 to 12/31/2011...........  $10.88156    $10.27765     1,103,568
   01/01/2012 to 12/31/2012...........  $10.27765    $11.16511     1,197,387
AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.90461    $ 9.87296             0
   01/01/2007 to 12/31/2007...........  $ 9.87296    $10.33994             0
   01/01/2008 to 12/31/2008...........  $10.33994    $ 6.56974             0
   01/01/2009 to 12/31/2009...........  $ 6.56974    $ 8.59961        59,475
   01/01/2010 to 12/31/2010...........  $ 8.59961    $11.46782        35,079
   01/01/2011 to 12/31/2011...........  $11.46782    $11.10068        27,464
   01/01/2012 to 12/31/2012...........  $11.10068    $12.17187        46,563
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $11.91975    $12.43066             0
   01/01/2007 to 12/31/2007...........  $12.43066    $11.46817             0
   01/01/2008 to 12/31/2008...........  $11.46817    $ 7.87877             0
   01/01/2009 to 12/31/2009...........  $ 7.87877    $ 9.78101         9,018
   01/01/2010 to 12/31/2010...........  $ 9.78101    $12.04659         9,707
   01/01/2011 to 12/31/2011...........  $12.04659    $11.07233         7,017
   01/01/2012 to 12/31/2012...........  $11.07233    $12.78859         9,087
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.66736    $11.32989        21,780
   01/01/2007 to 12/31/2007...........  $11.32989    $11.77409       403,206
   01/01/2008 to 12/31/2008...........  $11.77409    $ 8.52312       539,620
   01/01/2009 to 12/31/2009...........  $ 8.52312    $10.34266     1,395,565
   01/01/2010 to 12/31/2010...........  $10.34266    $11.27647     1,658,234
   01/01/2011 to 12/31/2011...........  $11.27647    $11.24209     1,517,587
   01/01/2012 to 12/31/2012...........  $11.24209    $12.47207     1,598,339

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.98195    $12.16986             0
   01/01/2007 to 12/31/2007...........  $12.16986    $11.47051             0
   01/01/2008 to 12/31/2008...........  $11.47051    $ 6.51593             0
   01/01/2009 to 12/31/2009...........  $ 6.51593    $ 7.88518       196,455
   01/01/2010 to 12/31/2010...........  $ 7.88518    $ 8.72888       165,639
   01/01/2011 to 12/31/2011...........  $ 8.72888    $ 8.39306       117,627
   01/01/2012 to 12/31/2012...........  $ 8.39306    $ 9.61933       204,870
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.51240    $ 9.76680             0
   01/01/2007 to 12/31/2007...........  $ 9.76680    $10.46691             0
   01/01/2008 to 12/31/2008...........  $10.46691    $ 9.98246             0
   01/01/2009 to 12/31/2009...........  $ 9.98246    $10.94031        25,100
   01/01/2010 to 12/31/2010...........  $10.94031    $11.30855        37,393
   01/01/2011 to 12/31/2011...........  $11.30855    $11.51060        33,700
   01/01/2012 to 12/31/2012...........  $11.51060    $11.83935        37,344
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.93965    $10.42445             0
   01/01/2007 to 12/31/2007...........  $10.42445    $11.02786             0
   01/01/2008 to 12/31/2008...........  $11.02786    $ 6.40651             0
   01/01/2009 to 12/31/2009...........  $ 6.40651    $ 9.60494       180,759
   01/01/2010 to 12/31/2010...........  $ 9.60494    $10.87354       148,566
   01/01/2011 to 12/31/2011...........  $10.87354    $10.44927        96,780
   01/01/2012 to 12/31/2012...........  $10.44927    $12.00993       170,072
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $13.71289    $13.22824             0
   01/01/2007 to 12/31/2007...........  $13.22824    $18.16705             0
   01/01/2008 to 12/31/2008...........  $18.16705    $ 8.88133             0
   01/01/2009 to 12/31/2009...........  $ 8.88133    $12.96586        34,738
   01/01/2010 to 12/31/2010...........  $12.96586    $15.26697       168,286
   01/01/2011 to 12/31/2011...........  $15.26697    $12.69771        49,337
   01/01/2012 to 12/31/2012...........  $12.69771    $12.86055        69,274
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.62035    $11.30056             0
   01/01/2007 to 12/31/2007...........  $11.30056    $12.10105             0
   01/01/2008 to 12/31/2008...........  $12.10105    $ 6.82187             0
   01/01/2009 to 12/31/2009...........  $ 6.82187    $ 8.56459        39,138
   01/01/2010 to 12/31/2010...........  $ 8.56459    $ 9.59753        71,363
   01/01/2011 to 12/31/2011...........  $ 9.59753    $ 9.05781        73,122
   01/01/2012 to 12/31/2012...........  $ 9.05781    $ 9.82842        83,022
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........  $ 9.99813    $ 9.97203             0
   01/01/2008 to 12/31/2008...........  $ 9.97203    $ 9.23980             0
   01/01/2009 to 12/31/2009...........  $ 9.23980    $10.08246       174,062
   01/01/2010 to 12/31/2010...........  $10.08246    $10.62443       154,181
   01/01/2011 to 12/31/2011...........  $10.62443    $11.01173       115,301
   01/01/2012 to 12/31/2012...........  $11.01173    $11.60902       179,664
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07794    $ 6.61569         2,128
   01/01/2009 to 12/31/2009...........  $ 6.61569    $ 8.41122     1,019,921
   01/01/2010 to 12/31/2010...........  $ 8.41122    $ 9.06421     1,782,273
   01/01/2011 to 12/31/2011...........  $ 9.06421    $ 8.71266     1,450,259
   01/01/2012 to 09/21/2012...........  $ 8.71266    $ 9.71788             0



* Denotes the start date of these sub-accounts

                               PREMIER X SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

          ACCUMULATION UNIT VALUES: WITH COMBO 5%/HAV 80 BPS (2.35%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.75834    $ 9.43986     4,252,347
   01/01/2010 to 12/31/2010...........  $ 9.43986    $10.32669     4,627,984
   01/01/2011 to 12/31/2011...........  $10.32669    $ 9.82155     4,134,047
   01/01/2012 to 12/31/2012...........  $ 9.82155    $10.80162     4,142,341
AST ADVANCED STRATEGIES PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.76909    $ 9.59354     1,512,563
   01/01/2010 to 12/31/2010...........  $ 9.59354    $10.65815     1,845,579
   01/01/2011 to 12/31/2011...........  $10.65815    $10.42545     1,631,826
   01/01/2012 to 12/31/2012...........  $10.42545    $11.57599     1,978,813
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.80294    $ 8.40065         9,247
   01/01/2010 to 12/31/2010...........  $ 8.40065    $ 9.34431        11,631
   01/01/2011 to 12/31/2011...........  $ 9.34431    $ 9.45612        18,869
   01/01/2012 to 05/04/2012...........  $ 9.45612    $10.25131             0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 8.07145    $ 9.68123     6,554,519
   01/01/2010 to 12/31/2010...........  $ 9.68123    $10.62384     7,582,411
   01/01/2011 to 12/31/2011...........  $10.62384    $10.25414     6,755,067
   01/01/2012 to 12/31/2012...........  $10.25414    $11.26816     6,690,157
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99745    $ 9.12583     2,850,644
   01/01/2012 to 12/31/2012...........  $ 9.12583    $ 9.97661     2,504,221
AST BLACKROCK VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.03025    $ 8.86726         8,484
   01/01/2010 to 12/31/2010...........  $ 8.86726    $ 9.74163         3,574
   01/01/2011 to 12/31/2011...........  $ 9.74163    $ 9.47142         5,605
   01/01/2012 to 12/31/2012...........  $ 9.47142    $10.49380        14,299
AST BOND PORTFOLIO 2016
   05/01/2009 to 12/31/2009...........  $ 9.66533    $ 9.33072             0
   01/01/2010 to 12/31/2010...........  $ 9.33072    $10.08070             0
   01/01/2011 to 12/31/2011...........  $10.08070    $10.79913             0
   01/01/2012 to 12/31/2012...........  $10.79913    $10.99016             0
AST BOND PORTFOLIO 2018
   05/01/2009 to 12/31/2009...........  $11.29399    $10.99506       157,323
   01/01/2010 to 12/31/2010...........  $10.99506    $11.94428        79,553
   01/01/2011 to 12/31/2011...........  $11.94428    $13.25529        38,886
   01/01/2012 to 12/31/2012...........  $13.25529    $13.69068        30,006
AST BOND PORTFOLIO 2019
   05/01/2009 to 12/31/2009...........  $11.25511    $10.86376        55,243
   01/01/2010 to 12/31/2010...........  $10.86376    $11.82023       117,733
   01/01/2011 to 12/31/2011...........  $11.82023    $13.39413        94,375
   01/01/2012 to 12/31/2012...........  $13.39413    $13.85289        69,766
AST BOND PORTFOLIO 2020
   05/01/2009 to 12/31/2009...........  $ 9.35768    $ 8.74446             0
   01/01/2010 to 12/31/2010...........  $ 8.74446    $ 9.55565        48,213
   01/01/2011 to 12/31/2011...........  $ 9.55565    $11.08034        13,583
   01/01/2012 to 12/31/2012...........  $11.08034    $11.50966         2,510

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........  $ 9.99745    $10.95270        70,632
   01/01/2011 to 12/31/2011...........  $10.95270    $12.87421        34,741
   01/01/2012 to 12/31/2012...........  $12.87421    $13.43279         8,558
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........  $ 9.99809    $11.96009        78,715
   01/01/2012 to 12/31/2012...........  $11.96009    $12.36832        47,478
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012..........  $ 9.99746    $10.34627        68,897
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.57101    $ 9.26952     5,034,909
   01/01/2010 to 12/31/2010...........  $ 9.26952    $10.26814     6,212,739
   01/01/2011 to 12/31/2011...........  $10.26814    $ 9.78927     5,138,561
   01/01/2012 to 12/31/2012...........  $ 9.78927    $10.87660     5,417,142
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.42746    $ 8.81771     1,331,992
   01/01/2010 to 12/31/2010...........  $ 8.81771    $ 9.64205     1,541,048
   01/01/2011 to 12/31/2011...........  $ 9.64205    $ 9.24995     1,328,344
   01/01/2012 to 12/31/2012...........  $ 9.24995    $ 9.96648     1,332,263
AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.77850    $10.21482        13,319
   01/01/2010 to 12/31/2010...........  $10.21482    $12.84404        26,665
   01/01/2011 to 12/31/2011...........  $12.84404    $13.37666        16,530
   01/01/2012 to 12/31/2012...........  $13.37666    $15.07483        28,389
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.12056    $ 9.24860        13,291
   01/01/2010 to 12/31/2010...........  $ 9.24860    $11.97731        14,714
   01/01/2011 to 12/31/2011...........  $11.97731    $10.16820        12,507
   01/01/2012 to 12/31/2012...........  $10.16820    $11.92855        19,897
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.42635    $ 8.85245       180,716
   01/01/2010 to 12/31/2010...........  $ 8.85245    $ 9.80162       264,585
   01/01/2011 to 12/31/2011...........  $ 9.80162    $ 9.34014       209,356
   01/01/2012 to 12/31/2012...........  $ 9.34014    $10.36964       354,184
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.05134    $ 8.64605       963,011
   01/01/2010 to 12/31/2010...........  $ 8.64605    $ 9.66094     1,503,201
   01/01/2011 to 12/31/2011...........  $ 9.66094    $ 9.29742     1,212,660
   01/01/2012 to 12/31/2012...........  $ 9.29742    $10.04957     1,337,469
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.65726    $ 8.09236     1,950,413
   01/01/2010 to 12/31/2010...........  $ 8.09236    $ 9.41046     2,836,532
   01/01/2011 to 12/31/2011...........  $ 9.41046    $ 8.62330     2,057,158
   01/01/2012 to 12/31/2012...........  $ 8.62330    $ 9.51355     2,579,148
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99810    $10.70020       910,810
AST GLOBAL REAL ESTATE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 5.70107    $ 8.04541        12,087
   01/01/2010 to 12/31/2010...........  $ 8.04541    $ 9.44866        17,206
   01/01/2011 to 12/31/2011...........  $ 9.44866    $ 8.76681        15,171
   01/01/2012 to 12/31/2012...........  $ 8.76681    $10.86107        13,808
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 8.54908    $10.90871        50,148
   01/01/2010 to 12/31/2010...........  $10.90871    $11.75486        72,164
   01/01/2011 to 12/31/2011...........  $11.75486    $11.03082        45,755
   01/01/2012 to 12/31/2012...........  $11.03082    $12.90724        58,554

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.73628    $ 8.10749        15,876
   01/01/2010 to 12/31/2010...........  $ 8.10749    $ 8.94216        17,185
   01/01/2011 to 12/31/2011...........  $ 8.94216    $ 8.25493        17,348
   01/01/2012 to 12/31/2012...........  $ 8.25493    $ 9.65125        32,736
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 8.44980    $11.30917        47,164
   01/01/2010 to 12/31/2010...........  $11.30917    $13.24024        66,611
   01/01/2011 to 12/31/2011...........  $13.24024    $12.55147        39,720
   01/01/2012 to 12/31/2012...........  $12.55147    $14.66808        51,742
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.37520    $ 9.43976         9,418
   01/01/2010 to 12/31/2010...........  $ 9.43976    $11.69193        28,045
   01/01/2011 to 12/31/2011...........  $11.69193    $11.57271        23,172
   01/01/2012 to 12/31/2012...........  $11.57271    $13.08049        35,071
AST HIGH YIELD PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 8.17371    $10.19721        14,037
   01/01/2010 to 12/31/2010...........  $10.19721    $11.30809        29,013
   01/01/2011 to 12/31/2011...........  $11.30809    $11.39954        14,294
   01/01/2012 to 12/31/2012...........  $11.39954    $12.68259        30,841
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.73829    $ 9.14036       681,549
   01/01/2010 to 12/31/2010...........  $ 9.14036    $ 9.96633     1,076,636
   01/01/2011 to 12/31/2011...........  $ 9.96633    $ 9.68853       900,579
   01/01/2012 to 12/31/2012...........  $ 9.68853    $10.42454       918,297
AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.04238    $ 7.89352        29,416
   01/01/2010 to 12/31/2010...........  $ 7.89352    $ 8.83058        39,816
   01/01/2011 to 12/31/2011...........  $ 8.83058    $ 7.51292        18,018
   01/01/2012 to 12/31/2012...........  $ 7.51292    $ 8.83520        22,798
AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.71884    $ 8.68753        20,688
   01/01/2010 to 12/31/2010...........  $ 8.68753    $ 9.42890        35,676
   01/01/2011 to 12/31/2011...........  $ 9.42890    $ 8.05644        24,833
   01/01/2012 to 12/31/2012...........  $ 8.05644    $ 9.18375        25,172
AST INVESTMENT GRADE BOND PORTFOLIO
   05/01/2009* to 12/31/2009..........  $ 9.98123    $10.82907             0
   01/01/2010 to 12/31/2010...........  $10.82907    $11.72425           904
   01/01/2011 to 12/31/2011...........  $11.72425    $12.88118     4,385,023
   01/01/2012 to 12/31/2012...........  $12.88118    $13.76813     1,804,835
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.22301    $ 8.79688       403,988
   01/01/2010 to 12/31/2010...........  $ 8.79688    $ 9.78253       516,166
   01/01/2011 to 12/31/2011...........  $ 9.78253    $ 9.50384       395,770
   01/01/2012 to 12/31/2012...........  $ 9.50384    $10.54658       490,907
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.48763    $10.96455       628,069
   01/01/2010 to 12/31/2010...........  $10.96455    $11.49692       724,178
   01/01/2011 to 12/31/2011...........  $11.49692    $11.25949       657,747
   01/01/2012 to 12/31/2012...........  $11.25949    $12.17972       825,471
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08348    $10.28169             0
   01/01/2010 to 12/31/2010...........  $10.28169    $11.18250         6,898
   01/01/2011 to 12/31/2011...........  $11.18250    $10.99851         3,991
   01/01/2012 to 12/31/2012...........  $10.99851    $12.37752        30,638
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14486    $10.29149         6,043
   01/01/2010 to 12/31/2010...........  $10.29149    $11.43520        41,637
   01/01/2011 to 12/31/2011...........  $11.43520    $10.51686        23,719
   01/01/2012 to 12/31/2012...........  $10.51686    $11.63480        26,385

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.71329    $10.33368       40,215
   01/01/2010 to 12/31/2010...........  $10.33368    $10.82050       80,230
   01/01/2011 to 12/31/2011...........  $10.82050    $ 9.60488       59,517
   01/01/2012 to 12/31/2012...........  $ 9.60488    $11.43995       66,146
AST LARGE-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.08065    $ 7.68247       13,686
   01/01/2010 to 12/31/2010...........  $ 7.68247    $ 8.49390       33,680
   01/01/2011 to 12/31/2011...........  $ 8.49390    $ 7.95195       30,546
   01/01/2012 to 12/31/2012...........  $ 7.95195    $ 9.08092       31,862
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.02285    $10.84970       10,596
   01/01/2010 to 12/31/2010...........  $10.84970    $12.02269       13,060
   01/01/2011 to 12/31/2011...........  $12.02269    $12.94190       16,402
   01/01/2012 to 12/31/2012...........  $12.94190    $13.39400       29,380
AST MARSICO CAPITAL GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.01941    $ 8.90497       22,035
   01/01/2010 to 12/31/2010...........  $ 8.90497    $10.41910       32,195
   01/01/2011 to 12/31/2011...........  $10.41910    $10.08715       30,727
   01/01/2012 to 12/31/2012...........  $10.08715    $11.06404       37,332
AST MFS GLOBAL EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 8.45982    $11.20837        9,611
   01/01/2010 to 12/31/2010...........  $11.20837    $12.27036       20,031
   01/01/2011 to 12/31/2011...........  $12.27036    $11.61339       15,584
   01/01/2012 to 12/31/2012...........  $11.61339    $13.96490       27,825
AST MFS GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 8.05444    $ 9.74490        4,945
   01/01/2010 to 12/31/2010...........  $ 9.74490    $10.73856        9,079
   01/01/2011 to 12/31/2011...........  $10.73856    $10.43001        7,440
   01/01/2012 to 12/31/2012...........  $10.43001    $11.93110        5,887
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99810    $10.17185            0
AST MID-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.15365    $ 9.46381        8,801
   01/01/2010 to 12/31/2010...........  $ 9.46381    $11.42956       11,219
   01/01/2011 to 12/31/2011...........  $11.42956    $10.78208        8,336
   01/01/2012 to 12/31/2012...........  $10.78208    $12.47352       13,784
AST MONEY MARKET PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.37182    $10.21844      118,897
   01/01/2010 to 12/31/2010...........  $10.21844    $ 9.98629      116,542
   01/01/2011 to 12/31/2011...........  $ 9.98629    $ 9.75943      113,130
   01/01/2012 to 12/31/2012...........  $ 9.75943    $ 9.53559      126,339

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.77043    $ 9.15272        24,697
   01/01/2010 to 12/31/2010...........  $ 9.15272    $11.03847        41,087
   01/01/2011 to 12/31/2011...........  $11.03847    $10.51733        26,688
   01/01/2012 to 12/31/2012...........  $10.51733    $12.03539        40,518
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.02800    $10.05929             0
   01/01/2012 to 12/31/2012...........  $10.05929    $10.30678        13,596
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 8.53343    $10.55846         5,598
   01/01/2010 to 12/31/2010...........  $10.55846    $13.27452         7,620
   01/01/2011 to 12/31/2011...........  $13.27452    $13.18889        10,737
   01/01/2012 to 12/31/2012...........  $13.18889    $14.48113        16,867
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.94180    $ 8.41842         2,705
   01/01/2010 to 12/31/2010...........  $ 8.41842    $ 9.89236         3,842
   01/01/2011 to 04/29/2011...........  $ 9.89236    $11.07199             0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99810    $10.27770        49,370
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.15323    $ 9.04108        55,402
   01/01/2010 to 12/31/2010...........  $ 9.04108    $10.80079        76,512
   01/01/2011 to 12/31/2011...........  $10.80079    $ 8.41374        50,301
   01/01/2012 to 12/31/2012...........  $ 8.41374    $ 9.69414        54,593
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.75053    $11.26320        17,914
   01/01/2010 to 12/31/2010...........  $11.26320    $11.43373        26,072
   01/01/2011 to 12/31/2011...........  $11.43373    $11.42279        31,043
   01/01/2012 to 12/31/2012...........  $11.42279    $11.68410        30,695
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........  $10.67650    $11.80051       466,235
   01/01/2010 to 12/31/2010...........  $11.80051    $12.41950       657,967
   01/01/2011 to 12/31/2011...........  $12.41950    $12.52048       562,150
   01/01/2012 to 12/31/2012...........  $12.52048    $13.37279       636,413
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 8.96659    $10.36969     3,494,528
   01/01/2010 to 12/31/2010...........  $10.36969    $11.20278     4,162,296
   01/01/2011 to 12/31/2011...........  $11.20278    $11.05498     3,947,323
   01/01/2012 to 12/31/2012...........  $11.05498    $11.92123     4,105,553
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.01801    $10.05918             0
   01/01/2012 to 12/31/2012...........  $10.05918    $10.52644        10,736
AST QMA US EQUITY ALPHA PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.37411    $ 8.08794         2,415
   01/01/2010 to 12/31/2010...........  $ 8.08794    $ 9.09147        11,783
   01/01/2011 to 12/31/2011...........  $ 9.09147    $ 9.19011        10,286
   01/01/2012 to 12/31/2012...........  $ 9.19011    $10.66725        26,669
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99809    $ 8.86065             0
   01/01/2012 to 12/31/2012...........  $ 8.86065    $ 9.79586             0
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.74103    $ 8.26425       543,791
   01/01/2010 to 12/31/2010...........  $ 8.26425    $ 9.23272       948,470
   01/01/2011 to 12/31/2011...........  $ 9.23272    $ 8.80549       703,756
   01/01/2012 to 12/31/2012...........  $ 8.80549    $ 9.97103       951,558

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 8.09705    $ 9.93257       736,844
   01/01/2010 to 12/31/2010...........  $ 9.93257    $10.85093     1,274,924
   01/01/2011 to 12/31/2011...........  $10.85093    $10.24382     1,044,460
   01/01/2012 to 12/31/2012...........  $10.24382    $11.12293     1,206,123
AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.55110    $ 8.58389         7,475
   01/01/2010 to 12/31/2010...........  $ 8.58389    $11.44129        13,593
   01/01/2011 to 12/31/2011...........  $11.44129    $11.06953        14,395
   01/01/2012 to 12/31/2012...........  $11.06953    $12.13176        22,429
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.53328    $ 9.75803         8,423
   01/01/2010 to 12/31/2010...........  $ 9.75803    $12.01245        13,701
   01/01/2011 to 12/31/2011...........  $12.01245    $11.03554        11,981
   01/01/2012 to 12/31/2012...........  $11.03554    $12.73983        13,455
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 8.54115    $10.31836       713,198
   01/01/2010 to 12/31/2010...........  $10.31836    $11.24440     1,121,419
   01/01/2011 to 12/31/2011...........  $11.24440    $11.20462       974,269
   01/01/2012 to 12/31/2012...........  $11.20462    $12.42437     1,249,134
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.16691    $ 7.86669        41,306
   01/01/2010 to 12/31/2010...........  $ 7.86669    $ 8.70417        66,947
   01/01/2011 to 12/31/2011...........  $ 8.70417    $ 8.36524        46,033
   01/01/2012 to 12/31/2012...........  $ 8.36524    $ 9.58274        57,679
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.86104    $10.91472        29,565
   01/01/2010 to 12/31/2010...........  $10.91472    $11.27667        44,913
   01/01/2011 to 12/31/2011...........  $11.27667    $11.47253        44,268
   01/01/2012 to 12/31/2012...........  $11.47253    $11.79435        48,601
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 7.28717    $ 9.58786        32,361
   01/01/2010 to 12/31/2010...........  $ 9.58786    $10.84896        54,510
   01/01/2011 to 12/31/2011...........  $10.84896    $10.42050        32,934
   01/01/2012 to 12/31/2012...........  $10.42050    $11.97100        51,939
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.70240    $12.93549        73,664
   01/01/2010 to 12/31/2010...........  $12.93549    $15.22376       126,830
   01/01/2011 to 12/31/2011...........  $15.22376    $12.65564        97,965
   01/01/2012 to 12/31/2012...........  $12.65564    $12.81165       135,945
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 6.74865    $ 8.54740       170,491
   01/01/2010 to 12/31/2010...........  $ 8.54740    $ 9.57358       155,762
   01/01/2011 to 12/31/2011...........  $ 9.57358    $ 9.03083       134,788
   01/01/2012 to 12/31/2012...........  $ 9.03083    $ 9.79434       174,625
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........  $ 9.36719    $10.07192        80,753
   01/01/2010 to 12/31/2010...........  $10.07192    $10.60805       137,974
   01/01/2011 to 12/31/2011...........  $10.60805    $10.98935       114,585
   01/01/2012 to 12/31/2012...........  $10.98935    $11.57971       143,134
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2009 to 12/31/2009...........  $ 6.60935    $ 8.40437       632,509
   01/01/2010 to 12/31/2010...........  $ 8.40437    $ 9.05230     1,162,191
   01/01/2011 to 12/31/2011...........  $ 9.05230    $ 8.69706       814,628
   01/01/2012 to 09/21/2012...........  $ 8.69706    $ 9.69699             0



* Denotes the start date of these sub-accounts

                               PREMIER X SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

        ACCUMULATION UNIT VALUES: WITH COMBO 5%/HAV AND HD GRO (2.40%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.99172    $ 7.75760      603,881
   01/01/2009 to 12/31/2009...........  $ 7.75760    $ 9.42115      616,961
   01/01/2010 to 12/31/2010...........  $ 9.42115    $10.30116      565,969
   01/01/2011 to 12/31/2011...........  $10.30116    $ 9.79264      524,219
   01/01/2012 to 12/31/2012...........  $ 9.79264    $10.76451      471,350
AST ADVANCED STRATEGIES PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.83346    $ 7.76986      351,827
   01/01/2009 to 12/31/2009...........  $ 7.76986    $ 9.57583      289,003
   01/01/2010 to 12/31/2010...........  $ 9.57583    $10.63329      255,612
   01/01/2011 to 12/31/2011...........  $10.63329    $10.39610      272,182
   01/01/2012 to 12/31/2012...........  $10.39610    $11.53773      243,812
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.59847    $ 7.28684            0
   01/01/2009 to 12/31/2009...........  $ 7.28684    $ 8.38086            0
   01/01/2010 to 12/31/2010...........  $ 8.38086    $ 9.31788            0
   01/01/2011 to 12/31/2011...........  $ 9.31788    $ 9.42483            0
   01/01/2012 to 05/04/2012...........  $ 9.42483    $10.21573            0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.00757    $ 8.02434      308,338
   01/01/2009 to 12/31/2009...........  $ 8.02434    $ 9.66193      333,234
   01/01/2010 to 12/31/2010...........  $ 9.66193    $10.59745      332,987
   01/01/2011 to 12/31/2011...........  $10.59745    $10.22361      266,005
   01/01/2012 to 12/31/2012...........  $10.22361    $11.22915      258,173
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99740    $ 9.12279       14,484
   01/01/2012 to 12/31/2012...........  $ 9.12279    $ 9.96837       26,703
AST BLACKROCK VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.69270    $ 7.65994        1,534
   01/01/2009 to 12/31/2009...........  $ 7.65994    $ 8.84617        1,092
   01/01/2010 to 12/31/2010...........  $ 8.84617    $ 9.71381           17
   01/01/2011 to 12/31/2011...........  $ 9.71381    $ 9.43980           31
   01/01/2012 to 12/31/2012...........  $ 9.43980    $10.45358           70
AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009..........  $ 9.99870    $ 9.32612            0
   01/01/2010 to 12/31/2010...........  $ 9.32612    $10.07081            0
   01/01/2011 to 12/31/2011...........  $10.07081    $10.78321            0
   01/01/2012 to 12/31/2012...........  $10.78321    $10.96860            0
AST BOND PORTFOLIO 2018
   01/28/2008* to 12/31/2008..........  $ 9.99806    $11.97274      341,684
   01/01/2009 to 12/31/2009...........  $11.97274    $10.98462      342,797
   01/01/2010 to 12/31/2010...........  $10.98462    $11.92705      261,756
   01/01/2011 to 12/31/2011...........  $11.92705    $13.22971      191,819
   01/01/2012 to 12/31/2012...........  $13.22971    $13.65761      148,359

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2019
   01/28/2008* to 12/31/2008..........  $ 9.99806    $12.04125       311,202
   01/01/2009 to 12/31/2009...........  $12.04125    $10.85345       253,000
   01/01/2010 to 12/31/2010...........  $10.85345    $11.80330       210,133
   01/01/2011 to 12/31/2011...........  $11.80330    $13.36844       140,793
   01/01/2012 to 12/31/2012...........  $13.36844    $13.81956        64,500
AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009..........  $ 9.99870    $ 8.74021        42,565
   01/01/2010 to 12/31/2010...........  $ 8.74021    $ 9.54633       136,544
   01/01/2011 to 12/31/2011...........  $ 9.54633    $11.06416        15,959
   01/01/2012 to 12/31/2012...........  $11.06416    $11.48725         5,759
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........  $ 9.99740    $10.94733       321,734
   01/01/2011 to 12/31/2011...........  $10.94733    $12.86160       271,018
   01/01/2012 to 12/31/2012...........  $12.86160    $13.41290        61,285
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........  $ 9.99805    $11.95414       267,826
   01/01/2012 to 12/31/2012...........  $11.95414    $12.35609       378,181
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012..........  $ 9.99741    $10.34131       191,258
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.08292    $ 7.55860     1,010,108
   01/01/2009 to 12/31/2009...........  $ 7.55860    $ 9.25117     1,085,202
   01/01/2010 to 12/31/2010...........  $ 9.25117    $10.24289       916,818
   01/01/2011 to 12/31/2011...........  $10.24289    $ 9.76047       877,706
   01/01/2012 to 12/31/2012...........  $ 9.76047    $10.83930       826,307
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08090    $ 7.31182         6,393
   01/01/2009 to 12/31/2009...........  $ 7.31182    $ 8.81043        26,680
   01/01/2010 to 12/31/2010...........  $ 8.81043    $ 9.62933        14,069
   01/01/2011 to 12/31/2011...........  $ 9.62933    $ 9.23314        13,675
   01/01/2012 to 12/31/2012...........  $ 9.23314    $ 9.94347        14,543
AST COHEN & STEERS REALTY PORTFOLIO
   01/28/2008 to 12/31/2008...........  $12.50093    $ 7.90995         4,938
   01/01/2009 to 12/31/2009...........  $ 7.90995    $10.19073         8,670
   01/01/2010 to 12/31/2010...........  $10.19073    $12.80753         3,505
   01/01/2011 to 12/31/2011...........  $12.80753    $13.33217         3,211
   01/01/2012 to 12/31/2012...........  $13.33217    $15.01728         3,941
AST DEAM SMALL-CAP VALUE PORTFOLIO
   01/28/2008 to 07/18/2008...........  $ 8.77485    $ 8.54936             0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.63602    $ 7.12207         2,202
   01/01/2009 to 12/31/2009...........  $ 7.12207    $ 9.22684           394
   01/01/2010 to 12/31/2010...........  $ 9.22684    $11.94334           333
   01/01/2011 to 12/31/2011...........  $11.94334    $10.13435           455
   01/01/2012 to 12/31/2012...........  $10.13435    $11.88298         1,890
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10341    $ 7.47127         4,420
   01/01/2009 to 12/31/2009...........  $ 7.47127    $ 8.84522        11,383
   01/01/2010 to 12/31/2010...........  $ 8.84522    $ 9.78877         3,789
   01/01/2011 to 12/31/2011...........  $ 9.78877    $ 9.32332         1,261
   01/01/2012 to 12/31/2012...........  $ 9.32332    $10.34590           701
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.63345    $ 7.13527        77,210
   01/01/2009 to 12/31/2009...........  $ 7.13527    $ 8.63008       113,426
   01/01/2010 to 12/31/2010...........  $ 8.63008    $ 9.63844        60,833
   01/01/2011 to 12/31/2011...........  $ 9.63844    $ 9.27120        70,464
   01/01/2012 to 12/31/2012...........  $ 9.27120    $10.01640        63,222

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.56178    $ 6.56573      246,601
   01/01/2009 to 12/31/2009...........  $ 6.56573    $ 8.07740      329,270
   01/01/2010 to 12/31/2010...........  $ 8.07740    $ 9.38845      220,875
   01/01/2011 to 12/31/2011...........  $ 9.38845    $ 8.59890      216,302
   01/01/2012 to 12/31/2012...........  $ 8.59890    $ 9.48199      193,691
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99806    $ 7.44902          721
   01/01/2009 to 11/13/2009...........  $ 7.44902    $ 8.28018            0
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99806    $10.69671       77,217
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17473    $ 6.09375          440
   01/01/2009 to 12/31/2009...........  $ 6.09375    $ 8.03953          634
   01/01/2010 to 12/31/2010...........  $ 8.03953    $ 9.43708          249
   01/01/2011 to 12/31/2011...........  $ 9.43708    $ 8.75182          338
   01/01/2012 to 12/31/2012...........  $ 8.75182    $10.83725          906
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.42756    $ 7.45948        3,671
   01/01/2009 to 12/31/2009...........  $ 7.45948    $10.88318        6,657
   01/01/2010 to 12/31/2010...........  $10.88318    $11.72159        1,100
   01/01/2011 to 12/31/2011...........  $11.72159    $10.99420        1,578
   01/01/2012 to 12/31/2012...........  $10.99420    $12.85807        2,631
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.11978    $ 6.94919            0
   01/01/2009 to 12/31/2009...........  $ 6.94919    $ 8.08841        2,100
   01/01/2010 to 12/31/2010...........  $ 8.08841    $ 8.91678        1,081
   01/01/2011 to 12/31/2011...........  $ 8.91678    $ 8.22741        1,036
   01/01/2012 to 12/31/2012...........  $ 8.22741    $ 9.61437          942
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.48387    $ 7.35455          357
   01/01/2009 to 12/31/2009...........  $ 7.35455    $11.28278        6,861
   01/01/2010 to 12/31/2010...........  $11.28278    $13.20290        1,484
   01/01/2011 to 12/31/2011...........  $13.20290    $12.50997          421
   01/01/2012 to 12/31/2012...........  $12.50997    $14.61247          613
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03294    $ 7.61489          196
   01/01/2009 to 12/31/2009...........  $ 7.61489    $ 9.43289        1,519
   01/01/2010 to 12/31/2010...........  $ 9.43289    $11.67774          812
   01/01/2011 to 12/31/2011...........  $11.67774    $11.55295          525
   01/01/2012 to 12/31/2012...........  $11.55295    $13.05185          136
AST HIGH YIELD PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.45468    $ 7.68488          398
   01/01/2009 to 12/31/2009...........  $ 7.68488    $10.17299        4,020
   01/01/2010 to 12/31/2010...........  $10.17299    $11.27582        2,520
   01/01/2011 to 12/31/2011...........  $11.27582    $11.36141        2,172
   01/01/2012 to 12/31/2012...........  $11.36141    $12.63400        1,058
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08908    $ 7.57974       41,603
   01/01/2009 to 12/31/2009...........  $ 7.57974    $ 9.13296       39,937
   01/01/2010 to 12/31/2010...........  $ 9.13296    $ 9.95339       15,978
   01/01/2011 to 12/31/2011...........  $ 9.95339    $ 9.67119       14,067
   01/01/2012 to 12/31/2012...........  $ 9.67119    $10.40086       14,865
AST INTERNATIONAL GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.93443    $ 5.96394            0
   01/01/2009 to 12/31/2009...........  $ 5.96394    $ 7.87947          939
   01/01/2010 to 12/31/2010...........  $ 7.87947    $ 8.81046          857
   01/01/2011 to 12/31/2011...........  $ 8.81046    $ 7.49214          840
   01/01/2012 to 12/31/2012...........  $ 7.49214    $ 8.80639        1,403

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST INTERNATIONAL VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.10532    $ 6.80473          211
   01/01/2009 to 12/31/2009...........  $ 6.80473    $ 8.67192          352
   01/01/2010 to 12/31/2010...........  $ 8.67192    $ 9.40731          294
   01/01/2011 to 12/31/2011...........  $ 9.40731    $ 8.03400          651
   01/01/2012 to 12/31/2012...........  $ 8.03400    $ 9.15374        1,569
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11160    $ 7.10587        8,368
   01/01/2009 to 12/31/2009...........  $ 7.10587    $ 8.78979       22,236
   01/01/2010 to 12/31/2010...........  $ 8.78979    $ 9.76990       14,152
   01/01/2011 to 12/31/2011...........  $ 9.76990    $ 9.48685       15,328
   01/01/2012 to 12/31/2012...........  $ 9.48685    $10.52253       15,130
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.67948    $ 9.17983       42,808
   01/01/2009 to 12/31/2009...........  $ 9.17983    $10.93860       69,886
   01/01/2010 to 12/31/2010...........  $10.93860    $11.46408       48,964
   01/01/2011 to 12/31/2011...........  $11.46408    $11.22194       51,363
   01/01/2012 to 12/31/2012...........  $11.22194    $12.13323       54,810
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08344    $10.28106            0
   01/01/2010 to 12/31/2010...........  $10.28106    $11.17641            0
   01/01/2011 to 12/31/2011...........  $11.17641    $10.98718            0
   01/01/2012 to 12/31/2012...........  $10.98718    $12.35872            0
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14482    $10.29084            0
   01/01/2010 to 12/31/2010...........  $10.29084    $11.42897            0
   01/01/2011 to 12/31/2011...........  $11.42897    $10.50609            0
   01/01/2012 to 12/31/2012...........  $10.50609    $11.61712            0
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   01/28/2008 to 12/31/2008...........  $12.32066    $ 7.76920        2,506
   01/01/2009 to 12/31/2009...........  $ 7.76920    $10.30935        1,547
   01/01/2010 to 12/31/2010...........  $10.30935    $10.78967        1,698
   01/01/2011 to 12/31/2011...........  $10.78967    $ 9.57288        1,602
   01/01/2012 to 12/31/2012...........  $ 9.57288    $11.39642        3,118
AST LARGE-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.87476    $ 6.57126        1,570
   01/01/2009 to 12/31/2009...........  $ 6.57126    $ 7.66428          198
   01/01/2010 to 12/31/2010...........  $ 7.66428    $ 8.46960          148
   01/01/2011 to 12/31/2011...........  $ 8.46960    $ 7.92531          252
   01/01/2012 to 12/31/2012...........  $ 7.92531    $ 9.04621        1,161
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.74007    $ 8.23450            0
   01/01/2009 to 12/31/2009...........  $ 8.23450    $10.82420           83
   01/01/2010 to 12/31/2010...........  $10.82420    $11.98856            7
   01/01/2011 to 12/31/2011...........  $11.98856    $12.89882            6
   01/01/2012 to 12/31/2012...........  $12.89882    $13.34298            5
AST MARSICO CAPITAL GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.45714    $ 7.01082        3,350
   01/01/2009 to 12/31/2009...........  $ 7.01082    $ 8.88395          468
   01/01/2010 to 12/31/2010...........  $ 8.88395    $10.38934          368
   01/01/2011 to 12/31/2011...........  $10.38934    $10.05351          623
   01/01/2012 to 12/31/2012...........  $10.05351    $11.02169        1,769

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MFS GLOBAL EQUITY PORTFOLIO
   01/28/2008 to 12/31/2008...........  $12.32121    $ 8.70708        1,331
   01/01/2009 to 12/31/2009...........  $ 8.70708    $11.18206        1,357
   01/01/2010 to 12/31/2010...........  $11.18206    $12.23557          355
   01/01/2011 to 12/31/2011...........  $12.23557    $11.57485        1,184
   01/01/2012 to 12/31/2012...........  $11.57485    $13.91170        1,431
AST MFS GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.76137    $ 8.00884        1,932
   01/01/2009 to 12/31/2009...........  $ 8.00884    $ 9.72195          272
   01/01/2010 to 12/31/2010...........  $ 9.72195    $10.70795          221
   01/01/2011 to 12/31/2011...........  $10.70795    $10.39520          227
   01/01/2012 to 12/31/2012...........  $10.39520    $11.88543        2,247
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99806    $10.17007            0
AST MID-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.66099    $ 6.96134          590
   01/01/2009 to 12/31/2009...........  $ 6.96134    $ 9.44177          178
   01/01/2010 to 12/31/2010...........  $ 9.44177    $11.39740          130
   01/01/2011 to 12/31/2011...........  $11.39740    $10.74656          478
   01/01/2012 to 12/31/2012...........  $10.74656    $12.42636          976
AST MONEY MARKET PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.42384    $10.41951       21,163
   01/01/2009 to 12/31/2009...........  $10.41951    $10.20039       15,466
   01/01/2010 to 12/31/2010...........  $10.20039    $ 9.96381        7,396
   01/01/2011 to 12/31/2011...........  $ 9.96381    $ 9.73281        7,547
   01/01/2012 to 12/31/2012...........  $ 9.73281    $ 9.50507        7,083
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.68846    $ 6.64824            0
   01/01/2009 to 12/31/2009...........  $ 6.64824    $ 9.13115          581
   01/01/2010 to 12/31/2010...........  $ 9.13115    $11.00702          434
   01/01/2011 to 12/31/2011...........  $11.00702    $10.48229          501
   01/01/2012 to 12/31/2012...........  $10.48229    $11.98952          446
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.02796    $10.05848            0
   01/01/2012 to 12/31/2012...........  $10.05848    $10.30092            0
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $13.21122    $ 8.31062        1,049
   01/01/2009 to 12/31/2009...........  $ 8.31062    $10.53340           75
   01/01/2010 to 12/31/2010...........  $10.53340    $13.23656           96
   01/01/2011 to 12/31/2011...........  $13.23656    $13.14474          218
   01/01/2012 to 12/31/2012...........  $13.14474    $14.42559          370
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.85239    $ 7.01698            0
   01/01/2009 to 12/31/2009...........  $ 7.01698    $ 8.39867        2,590
   01/01/2010 to 12/31/2010...........  $ 8.39867    $ 9.86421        1,464
   01/01/2011 to 04/29/2011...........  $ 9.86421    $11.03877            0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99806    $10.27427            0
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10080    $ 5.55599          495
   01/01/2009 to 12/31/2009...........  $ 5.55599    $ 9.03476        6,027
   01/01/2010 to 12/31/2010...........  $ 9.03476    $10.78803        3,932
   01/01/2011 to 12/31/2011...........  $10.78803    $ 8.39970        3,195
   01/01/2012 to 12/31/2012...........  $ 8.39970    $ 9.67324        4,834
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.85895    $10.43883        1,153
   01/01/2009 to 12/31/2009...........  $10.43883    $11.23700        3,566
   01/01/2010 to 12/31/2010...........  $11.23700    $11.40142          846
   01/01/2011 to 12/31/2011...........  $11.40142    $11.38492        1,010
   01/01/2012 to 12/31/2012...........  $11.38492    $11.63966          965

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.12073    $10.35148        5,629
   01/01/2009 to 12/31/2009...........  $10.35148    $11.77952       10,151
   01/01/2010 to 12/31/2010...........  $11.77952    $12.39127        3,248
   01/01/2011 to 12/31/2011...........  $12.39127    $12.48599        4,390
   01/01/2012 to 12/31/2012...........  $12.48599    $13.32948        4,405
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.97947    $ 8.82842      429,066
   01/01/2009 to 12/31/2009...........  $ 8.82842    $10.34895      473,341
   01/01/2010 to 12/31/2010...........  $10.34895    $11.17484      323,575
   01/01/2011 to 12/31/2011...........  $11.17484    $11.02215      370,598
   01/01/2012 to 12/31/2012...........  $11.02215    $11.88005      385,498
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.01797    $10.05834            0
   01/01/2012 to 12/31/2012...........  $10.05834    $10.52055            0
AST QMA US EQUITY ALPHA PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.42121    $ 6.78257        1,023
   01/01/2009 to 12/31/2009...........  $ 6.78257    $ 8.06902        1,004
   01/01/2010 to 12/31/2010...........  $ 8.06902    $ 9.06578          330
   01/01/2011 to 12/31/2011...........  $ 9.06578    $ 9.15966          639
   01/01/2012 to 12/31/2012...........  $ 9.15966    $10.62664          886
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99805    $ 8.85770            0
   01/01/2012 to 12/31/2012...........  $ 8.85770    $ 9.78786            0
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09908    $ 6.66587       23,995
   01/01/2009 to 12/31/2009...........  $ 6.66587    $ 8.25745       52,737
   01/01/2010 to 12/31/2010...........  $ 8.25745    $ 9.22051       48,903
   01/01/2011 to 12/31/2011...........  $ 9.22051    $ 8.78960       68,487
   01/01/2012 to 12/31/2012...........  $ 8.78960    $ 9.94819       83,202
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.02914    $ 7.96384        2,639
   01/01/2009 to 12/31/2009...........  $ 7.96384    $ 9.90919       13,532
   01/01/2010 to 12/31/2010...........  $ 9.90919    $10.82004       17,205
   01/01/2011 to 12/31/2011...........  $10.82004    $10.20959       26,556
   01/01/2012 to 12/31/2012...........  $10.20959    $11.08032       27,180

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SMALL-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.25163    $ 6.55254            0
   01/01/2009 to 12/31/2009...........  $ 6.55254    $ 8.56868          816
   01/01/2010 to 12/31/2010...........  $ 8.56868    $11.41543          848
   01/01/2011 to 12/31/2011...........  $11.41543    $11.03913        1,023
   01/01/2012 to 12/31/2012...........  $11.03913    $12.09260        1,705
AST SMALL-CAP VALUE PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.63940    $ 7.84951          367
   01/01/2009 to 12/31/2009...........  $ 7.84951    $ 9.73526        2,653
   01/01/2010 to 12/31/2010...........  $ 9.73526    $11.97857        1,794
   01/01/2011 to 12/31/2011...........  $11.97857    $10.99907        1,744
   01/01/2012 to 12/31/2012...........  $10.99907    $12.69158        2,617
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   01/28/2008 to 12/31/2008...........  $11.18796    $ 8.49143       44,820
   01/01/2009 to 12/31/2009...........  $ 8.49143    $10.29409       47,230
   01/01/2010 to 12/31/2010...........  $10.29409    $11.21247       24,429
   01/01/2011 to 12/31/2011...........  $11.21247    $11.16742       43,287
   01/01/2012 to 12/31/2012...........  $11.16742    $12.37714       52,954
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.66438    $ 6.49175          224
   01/01/2009 to 12/31/2009...........  $ 6.49175    $ 7.84819          256
   01/01/2010 to 12/31/2010...........  $ 7.84819    $ 8.67938           76
   01/01/2011 to 12/31/2011...........  $ 8.67938    $ 8.33725           92
   01/01/2012 to 12/31/2012...........  $ 8.33725    $ 9.54602          609
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.68060    $ 9.94523        1,121
   01/01/2009 to 12/31/2009...........  $ 9.94523    $10.88888        3,583
   01/01/2010 to 12/31/2010...........  $10.88888    $11.24447        1,929
   01/01/2011 to 12/31/2011...........  $11.24447    $11.43423        2,976
   01/01/2012 to 12/31/2012...........  $11.43423    $11.74926        2,615
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   01/28/2008 to 12/31/2008...........  $ 9.81969    $ 6.38989        2,690
   01/01/2009 to 12/31/2009...........  $ 6.38989    $ 9.57062        6,922
   01/01/2010 to 12/31/2010...........  $ 9.57062    $10.82419        3,376
   01/01/2011 to 12/31/2011...........  $10.82419    $10.39166        4,086
   01/01/2012 to 12/31/2012...........  $10.39166    $11.93199        3,118
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   01/28/2008 to 12/31/2008...........  $16.30576    $ 8.84840        5,478
   01/01/2009 to 12/31/2009...........  $ 8.84840    $12.90519       10,753
   01/01/2010 to 12/31/2010...........  $12.90519    $15.18062        8,631
   01/01/2011 to 12/31/2011...........  $15.18062    $12.61357        7,375
   01/01/2012 to 12/31/2012...........  $12.61357    $12.76287        8,434
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.95433    $ 6.80133       27,126
   01/01/2009 to 12/31/2009...........  $ 6.80133    $ 8.53031       39,598
   01/01/2010 to 12/31/2010...........  $ 8.53031    $ 9.54965       60,375
   01/01/2011 to 12/31/2011...........  $ 9.54965    $ 9.00389       81,176
   01/01/2012 to 12/31/2012...........  $ 9.00389    $ 9.76038       87,075
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   01/28/2008 to 12/31/2008...........  $10.22146    $ 9.22959        1,490
   01/01/2009 to 12/31/2009...........  $ 9.22959    $10.06145        1,648
   01/01/2010 to 12/31/2010...........  $10.06145    $10.59188          443
   01/01/2011 to 12/31/2011...........  $10.59188    $10.96730          825
   01/01/2012 to 12/31/2012...........  $10.96730    $11.55093          819
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07792    $ 6.61132        9,018
   01/01/2009 to 12/31/2009...........  $ 6.61132    $ 8.39751       11,348
   01/01/2010 to 12/31/2010...........  $ 8.39751    $ 9.04060       50,679
   01/01/2011 to 12/31/2011...........  $ 9.04060    $ 8.68157       70,672
   01/01/2012 to 09/21/2012...........  $ 8.68157    $ 9.67628            0



* Denotes the start date of these sub-accounts

                               PREMIER X SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

   ACCUMULATION UNIT VALUES: LIFETIME FIVE INCOME BENEFIT, OR HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT, AND COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT
 (2.65%) OR LIFETIME FIVE INCOME BENEFIT AND HIGHEST DAILY VALUE DEATH BENEFIT
                 (2.65%) OR HD GRO 60 BPS AND COMBO DB (2.65%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96931    $10.48036     3,289,884
   01/01/2007 to 12/31/2007...........  $10.48036    $11.14839     9,513,202
   01/01/2008 to 12/31/2008...........  $11.14839    $ 7.40344     7,413,875
   01/01/2009 to 12/31/2009...........  $ 7.40344    $ 8.96902     7,030,223
   01/01/2010 to 12/31/2010...........  $ 8.96902    $ 9.78297     6,858,600
   01/01/2011 to 12/31/2011...........  $ 9.78297    $ 9.27735     6,210,983
   01/01/2012 to 12/31/2012...........  $ 9.27735    $10.17322     5,961,392
AST ADVANCED STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98803    $10.42437     1,145,934
   01/01/2007 to 12/31/2007...........  $10.42437    $11.11930     3,164,345
   01/01/2008 to 12/31/2008...........  $11.11930    $ 7.60358     1,725,561
   01/01/2009 to 12/31/2009...........  $ 7.60358    $ 9.34808     1,731,372
   01/01/2010 to 12/31/2010...........  $ 9.34808    $10.35508     1,737,945
   01/01/2011 to 12/31/2011...........  $10.35508    $10.09954     1,612,906
   01/01/2012 to 12/31/2012...........  $10.09954    $11.18121     1,625,897
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98366    $10.95570             0
   01/01/2007 to 12/31/2007...........  $10.95570    $10.65990             0
   01/01/2008 to 12/31/2008...........  $10.65990    $ 6.77622             0
   01/01/2009 to 12/31/2009...........  $ 6.77622    $ 7.77460             0
   01/01/2010 to 12/31/2010...........  $ 7.77460    $ 8.62277             0
   01/01/2011 to 12/31/2011...........  $ 8.62277    $ 8.70041             0
   01/01/2012 to 05/04/2012...........  $ 8.70041    $ 9.42262             0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97871    $10.43714     1,006,646
   01/01/2007 to 12/31/2007...........  $10.43714    $11.08891     2,661,825
   01/01/2008 to 12/31/2008...........  $11.08891    $ 7.70197     2,393,135
   01/01/2009 to 12/31/2009...........  $ 7.70197    $ 9.25114     2,400,162
   01/01/2010 to 12/31/2010...........  $ 9.25114    $10.12207     2,355,566
   01/01/2011 to 12/31/2011...........  $10.12207    $ 9.74128     2,185,346
   01/01/2012 to 12/31/2012...........  $ 9.74128    $10.67326     2,089,358

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99785    $ 9.10848       58,822
   01/01/2012 to 12/31/2012...........  $ 9.10848    $ 9.92842       83,056
AST BLACKROCK VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.94855    $10.94831            0
   01/01/2007 to 12/31/2007...........  $10.94831    $10.78982            0
   01/01/2008 to 12/31/2008...........  $10.78982    $ 6.59020            0
   01/01/2009 to 12/31/2009...........  $ 6.59020    $ 7.59232            0
   01/01/2010 to 12/31/2010...........  $ 7.59232    $ 8.31666            0
   01/01/2011 to 12/31/2011...........  $ 8.31666    $ 8.06236            0
   01/01/2012 to 12/31/2012...........  $ 8.06236    $ 8.90649            0
AST BOND PORTFOLIO 2016
   05/01/2009* to 12/31/2009..........  $ 9.93806    $ 9.57524            0
   01/01/2010 to 12/31/2010...........  $ 9.57524    $10.31464            0
   01/01/2011 to 12/31/2011...........  $10.31464    $11.01745            0
   01/01/2012 to 12/31/2012...........  $11.01745    $11.17948            0
AST BOND PORTFOLIO 2018
   05/01/2009* to 12/31/2009..........  $ 9.92249    $ 9.64102            0
   01/01/2010 to 12/31/2010...........  $ 9.64102    $10.44275            0
   01/01/2011 to 12/31/2011...........  $10.44275    $11.55526            0
   01/01/2012 to 12/31/2012...........  $11.55526    $11.89989            0
AST BOND PORTFOLIO 2019
   05/01/2009* to 12/31/2009..........  $ 9.90527    $ 9.54205            0
   01/01/2010 to 12/31/2010...........  $ 9.54205    $10.35185            0
   01/01/2011 to 12/31/2011...........  $10.35185    $11.69598            0
   01/01/2012 to 12/31/2012...........  $11.69598    $12.06112            0
AST BOND PORTFOLIO 2020
   05/01/2009* to 12/31/2009..........  $ 9.88398    $ 9.21816            0
   01/01/2010 to 12/31/2010...........  $ 9.21816    $10.04391            0
   01/01/2011 to 12/31/2011...........  $10.04391    $11.61261            0
   01/01/2012 to 12/31/2012...........  $11.61261    $12.02718            0
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........  $ 9.99713    $10.92078            0
   01/01/2011 to 12/31/2011...........  $10.92078    $12.79918        6,240
   01/01/2012 to 12/31/2012...........  $12.79918    $13.31535        5,629
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........  $ 9.99785    $11.92520            0
   01/01/2012 to 12/31/2012...........  $11.92520    $12.29605            0
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012..........  $ 9.99714    $10.31600            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97902    $10.53841      4,267,356
   01/01/2007 to 12/31/2007...........  $10.53841    $11.26366     14,519,398
   01/01/2008 to 12/31/2008...........  $11.26366    $ 7.13880     10,792,029
   01/01/2009 to 12/31/2009...........  $ 7.13880    $ 8.71609     10,722,487
   01/01/2010 to 12/31/2010...........  $ 8.71609    $ 9.62683     10,215,665
   01/01/2011 to 12/31/2011...........  $ 9.62683    $ 9.15110      9,161,428
   01/01/2012 to 12/31/2012...........  $ 9.15110    $10.13777      8,781,480
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08083    $ 7.29981         24,404
   01/01/2009 to 12/31/2009...........  $ 7.29981    $ 8.77459         35,760
   01/01/2010 to 12/31/2010...........  $ 8.77459    $ 9.56692         52,460
   01/01/2011 to 12/31/2011...........  $ 9.56692    $ 9.15103         63,095
   01/01/2012 to 12/31/2012...........  $ 9.15103    $ 9.83094         56,685
AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.88628    $12.04192              0
   01/01/2007 to 12/31/2007...........  $12.04192    $ 9.39077              0
   01/01/2008 to 12/31/2008...........  $ 9.39077    $ 5.94127              0
   01/01/2009 to 12/31/2009...........  $ 5.94127    $ 7.63580              0
   01/01/2010 to 12/31/2010...........  $ 7.63580    $ 9.57317              0
   01/01/2011 to 12/31/2011...........  $ 9.57317    $ 9.94110              0
   01/01/2012 to 12/31/2012...........  $ 9.94110    $11.17037              0
AST DEAM SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98213    $10.38987              0
   01/01/2007 to 12/31/2007...........  $10.38987    $ 8.32196              0
   01/01/2008 to 07/18/2008...........  $ 8.32196    $ 7.58524              0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99785    $ 9.88603              0
   01/01/2007 to 12/31/2007...........  $ 9.88603    $10.70920              0
   01/01/2008 to 12/31/2008...........  $10.70920    $ 5.83244              0
   01/01/2009 to 12/31/2009...........  $ 5.83244    $ 7.53768              0
   01/01/2010 to 12/31/2010...........  $ 7.53768    $ 9.73319              0
   01/01/2011 to 12/31/2011...........  $ 9.73319    $ 8.23885              0
   01/01/2012 to 12/31/2012...........  $ 8.23885    $ 9.63688              0
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10334    $ 7.45897          6,765
   01/01/2009 to 12/31/2009...........  $ 7.45897    $ 8.80911          6,056
   01/01/2010 to 12/31/2010...........  $ 8.80911    $ 9.72512         28,522
   01/01/2011 to 12/31/2011...........  $ 9.72512    $ 9.24016         33,759
   01/01/2012 to 12/31/2012...........  $ 9.24016    $10.22856         70,686
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99785    $10.46021        906,224
   01/01/2007 to 12/31/2007...........  $10.46021    $11.06059      2,389,210
   01/01/2008 to 12/31/2008...........  $11.06059    $ 7.05881      2,233,379
   01/01/2009 to 12/31/2009...........  $ 7.05881    $ 8.51674      2,294,762
   01/01/2010 to 12/31/2010...........  $ 8.51674    $ 9.48868      2,128,691
   01/01/2011 to 12/31/2011...........  $ 9.48868    $ 9.10499      1,984,644
   01/01/2012 to 12/31/2012...........  $ 9.10499    $ 9.81278      1,882,254

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99785    $10.24054       719,683
   01/01/2007 to 12/31/2007...........  $10.24054    $11.11363     2,790,776
   01/01/2008 to 12/31/2008...........  $11.11363    $ 6.41884     2,332,466
   01/01/2009 to 12/31/2009...........  $ 6.41884    $ 7.87730     2,270,088
   01/01/2010 to 12/31/2010...........  $ 7.87730    $ 9.13353     2,223,179
   01/01/2011 to 12/31/2011...........  $ 9.13353    $ 8.34511     2,097,657
   01/01/2012 to 12/31/2012...........  $ 8.34511    $ 9.17966     1,995,792
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99786    $ 7.44078         6,203
   01/01/2009 to 11/13/2009...........  $ 7.44078    $ 8.25355             0
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99786    $10.67905       101,651
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17453    $ 6.08697             0
   01/01/2009 to 12/31/2009...........  $ 6.08697    $ 8.01101             0
   01/01/2010 to 12/31/2010...........  $ 8.01101    $ 9.38077             0
   01/01/2011 to 12/31/2011...........  $ 9.38077    $ 8.67835             0
   01/01/2012 to 12/31/2012...........  $ 8.67835    $10.72005             0
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.93421    $10.18853             0
   01/01/2007 to 12/31/2007...........  $10.18853    $11.31282             0
   01/01/2008 to 12/31/2008...........  $11.31282    $ 6.58241             0
   01/01/2009 to 12/31/2009...........  $ 6.58241    $ 9.58016             0
   01/01/2010 to 12/31/2010...........  $ 9.58016    $10.29306             0
   01/01/2011 to 12/31/2011...........  $10.29306    $ 9.63087             0
   01/01/2012 to 12/31/2012...........  $ 9.63087    $11.23620             0
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.95981    $10.96603             0
   01/01/2007 to 12/31/2007...........  $10.96603    $11.22919             0
   01/01/2008 to 12/31/2008...........  $11.22919    $ 6.48778             0
   01/01/2009 to 12/31/2009...........  $ 6.48778    $ 7.53298             0
   01/01/2010 to 12/31/2010...........  $ 7.53298    $ 8.28421             0
   01/01/2011 to 12/31/2011...........  $ 8.28421    $ 7.62524             0
   01/01/2012 to 12/31/2012...........  $ 7.62524    $ 8.88894             0
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.95720    $ 9.80585             0
   01/01/2007 to 12/31/2007...........  $ 9.80585    $11.39938             0
   01/01/2008 to 12/31/2008...........  $11.39938    $ 6.57470             0
   01/01/2009 to 12/31/2009...........  $ 6.57470    $10.06189             0
   01/01/2010 to 12/31/2010...........  $10.06189    $11.74566             0
   01/01/2011 to 12/31/2011...........  $11.74566    $11.10213             0
   01/01/2012 to 12/31/2012...........  $11.10213    $12.93636             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03274    $ 7.60642            0
   01/01/2009 to 12/31/2009...........  $ 7.60642    $ 9.39944            0
   01/01/2010 to 12/31/2010...........  $ 9.39944    $11.60796            0
   01/01/2011 to 12/31/2011...........  $11.60796    $11.45600            0
   01/01/2012 to 12/31/2012...........  $11.45600    $12.91076            0
AST HIGH YIELD PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99785    $10.50025            0
   01/01/2007 to 12/31/2007...........  $10.50025    $10.48154            0
   01/01/2008 to 12/31/2008...........  $10.48154    $ 7.60258            0
   01/01/2009 to 12/31/2009...........  $ 7.60258    $10.03959            0
   01/01/2010 to 12/31/2010...........  $10.03959    $11.10076            0
   01/01/2011 to 12/31/2011...........  $11.10076    $11.15781            0
   01/01/2012 to 12/31/2012...........  $11.15781    $12.37733            0
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08902    $ 7.56739       93,776
   01/01/2009 to 12/31/2009...........  $ 7.56739    $ 9.09584       77,947
   01/01/2010 to 12/31/2010...........  $ 9.09584    $ 9.88878       72,924
   01/01/2011 to 12/31/2011...........  $ 9.88878    $ 9.58504       70,211
   01/01/2012 to 12/31/2012...........  $ 9.58504    $10.28303       72,187
AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99137    $10.53910            0
   01/01/2007 to 12/31/2007...........  $10.53910    $12.22159            0
   01/01/2008 to 12/31/2008...........  $12.22159    $ 5.92506            0
   01/01/2009 to 12/31/2009...........  $ 5.92506    $ 7.80899            0
   01/01/2010 to 12/31/2010...........  $ 7.80899    $ 8.71044            0
   01/01/2011 to 12/31/2011...........  $ 8.71044    $ 7.38912            0
   01/01/2012 to 12/31/2012...........  $ 7.38912    $ 8.66405            0
AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2006* to 12/31/2006..........  $10.00952    $10.80046            0
   01/01/2007 to 12/31/2007...........  $10.80046    $12.39325            0
   01/01/2008 to 12/31/2008...........  $12.39325    $ 6.76037            0
   01/01/2009 to 12/31/2009...........  $ 6.76037    $ 8.59445            0
   01/01/2010 to 12/31/2010...........  $ 8.59445    $ 9.30062            0
   01/01/2011 to 12/31/2011...........  $ 9.30062    $ 7.92373            0
   01/01/2012 to 12/31/2012...........  $ 7.92373    $ 9.00622            0
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11153    $ 7.09425       60,909
   01/01/2009 to 12/31/2009...........  $ 7.09425    $ 8.75409      149,827
   01/01/2010 to 12/31/2010...........  $ 8.75409    $ 9.70638      146,047
   01/01/2011 to 12/31/2011...........  $ 9.70638    $ 9.40219      145,451
   01/01/2012 to 12/31/2012...........  $ 9.40219    $10.40314      163,212

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96650    $10.47287            0
   01/01/2007 to 12/31/2007...........  $10.47287    $10.39915      501,368
   01/01/2008 to 12/31/2008...........  $10.39915    $ 8.34595      600,949
   01/01/2009 to 12/31/2009...........  $ 8.34595    $ 9.92075      623,713
   01/01/2010 to 12/31/2010...........  $ 9.92075    $10.37210      622,237
   01/01/2011 to 12/31/2011...........  $10.37210    $10.12832      604,794
   01/01/2012 to 12/31/2012...........  $10.12832    $10.92398      597,366
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08324    $10.27775            0
   01/01/2010 to 12/31/2010...........  $10.27775    $11.14556            0
   01/01/2011 to 12/31/2011...........  $11.14556    $10.93023            0
   01/01/2012 to 12/31/2012...........  $10.93023    $12.26459            0
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14462    $10.28755            0
   01/01/2010 to 12/31/2010...........  $10.28755    $11.39741          611
   01/01/2011 to 12/31/2011...........  $11.39741    $10.45164            0
   01/01/2012 to 12/31/2012...........  $10.45164    $11.52872            0
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99785    $10.51599            0
   01/01/2007 to 12/31/2007...........  $10.51599    $11.21007            0
   01/01/2008 to 12/31/2008...........  $11.21007    $ 6.40127            0
   01/01/2009 to 12/31/2009...........  $ 6.40127    $ 8.47356            0
   01/01/2010 to 12/31/2010...........  $ 8.47356    $ 8.84687            0
   01/01/2011 to 12/31/2011...........  $ 8.84687    $ 7.82993            0
   01/01/2012 to 12/31/2012...........  $ 7.82993    $ 9.29860            0
AST LARGE-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.95918    $10.94435            0
   01/01/2007 to 12/31/2007...........  $10.94435    $10.34182            0
   01/01/2008 to 12/31/2008...........  $10.34182    $ 5.89445            0
   01/01/2009 to 12/31/2009...........  $ 5.89445    $ 6.85830            0
   01/01/2010 to 12/31/2010...........  $ 6.85830    $ 7.56054            0
   01/01/2011 to 12/31/2011...........  $ 7.56054    $ 7.05750            0
   01/01/2012 to 12/31/2012...........  $ 7.05750    $ 8.03602            0
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99785    $10.41498            0
   01/01/2007 to 12/31/2007...........  $10.41498    $10.76225            0
   01/01/2008 to 12/31/2008...........  $10.76225    $ 8.04643            0
   01/01/2009 to 12/31/2009...........  $ 8.04643    $10.55127            0
   01/01/2010 to 12/31/2010...........  $10.55127    $11.65786            0
   01/01/2011 to 12/31/2011...........  $11.65786    $12.51259            0
   01/01/2012 to 12/31/2012...........  $12.51259    $12.91181            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.94732    $10.15365         0
   01/01/2007 to 12/31/2007...........  $10.15365    $11.37031         0
   01/01/2008 to 12/31/2008...........  $11.37031    $ 6.24030         0
   01/01/2009 to 12/31/2009...........  $ 6.24030    $ 7.88834         0
   01/01/2010 to 12/31/2010...........  $ 7.88834    $ 9.20269         0
   01/01/2011 to 12/31/2011...........  $ 9.20269    $ 8.88354         0
   01/01/2012 to 12/31/2012...........  $ 8.88354    $ 9.71536         0
AST MFS GLOBAL EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.95939    $11.03534         0
   01/01/2007 to 12/31/2007...........  $11.03534    $11.75951         0
   01/01/2008 to 12/31/2008...........  $11.75951    $ 7.56170         0
   01/01/2009 to 12/31/2009...........  $ 7.56170    $ 9.68742         0
   01/01/2010 to 12/31/2010...........  $ 9.68742    $10.57442         0
   01/01/2011 to 12/31/2011...........  $10.57442    $ 9.97901         0
   01/01/2012 to 12/31/2012...........  $ 9.97901    $11.96447         0
AST MFS GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.93096    $10.31887         0
   01/01/2007 to 12/31/2007...........  $10.31887    $11.56975         0
   01/01/2008 to 12/31/2008...........  $11.56975    $ 7.17904         0
   01/01/2009 to 12/31/2009...........  $ 7.17904    $ 8.69355         0
   01/01/2010 to 12/31/2010...........  $ 8.69355    $ 9.55192         0
   01/01/2011 to 12/31/2011...........  $ 9.55192    $ 9.25036         0
   01/01/2012 to 12/31/2012...........  $ 9.25036    $10.55071         0
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99786    $10.16082         0
AST MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.92828    $10.33861         0
   01/01/2007 to 12/31/2007...........  $10.33861    $10.34746         0
   01/01/2008 to 12/31/2008...........  $10.34746    $ 6.23685         0
   01/01/2009 to 12/31/2009...........  $ 6.23685    $ 8.43848         0
   01/01/2010 to 12/31/2010...........  $ 8.43848    $10.16154         0
   01/01/2011 to 12/31/2011...........  $10.16154    $ 9.55795         0
   01/01/2012 to 12/31/2012...........  $ 9.55795    $11.02487         0
AST MONEY MARKET PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.99903    $10.14455         0
   01/01/2007 to 12/31/2007...........  $10.14455    $10.36582         0
   01/01/2008 to 12/31/2008...........  $10.36582    $10.35154         0
   01/01/2009 to 12/31/2009...........  $10.35154    $10.10915         0
   01/01/2010 to 12/31/2010...........  $10.10915    $ 9.85065         0
   01/01/2011 to 12/31/2011...........  $ 9.85065    $ 9.59887         0
   01/01/2012 to 12/31/2012...........  $ 9.59887    $ 9.35130         0
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.03499    $10.09690         0
   01/01/2007 to 12/31/2007...........  $10.09690    $10.14651         0
   01/01/2008 to 12/31/2008...........  $10.14651    $ 5.70727         0
   01/01/2009 to 12/31/2009...........  $ 5.70727    $ 7.81971         0
   01/01/2010 to 12/31/2010...........  $ 7.81971    $ 9.40326         0
   01/01/2011 to 12/31/2011...........  $ 9.40326    $ 8.93322         0
   01/01/2012 to 12/31/2012...........  $ 8.93322    $10.19275         0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.02776    $10.05421          0
   01/01/2012 to 12/31/2012...........  $10.05421    $10.27149          0
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96424    $10.13968          0
   01/01/2007 to 12/31/2007...........  $10.13968    $12.06955          0
   01/01/2008 to 12/31/2008...........  $12.06955    $ 6.68016          0
   01/01/2009 to 12/31/2009...........  $ 6.68016    $ 8.44628          0
   01/01/2010 to 12/31/2010...........  $ 8.44628    $10.58796          0
   01/01/2011 to 12/31/2011...........  $10.58796    $10.48904          0
   01/01/2012 to 12/31/2012...........  $10.48904    $11.48303          0
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98727    $ 9.38904          0
   01/01/2007 to 12/31/2007...........  $ 9.38904    $10.85685          0
   01/01/2008 to 12/31/2008...........  $10.85685    $ 6.07710          0
   01/01/2009 to 12/31/2009...........  $ 6.07710    $ 7.25599          0
   01/01/2010 to 12/31/2010...........  $ 7.25599    $ 8.50141          0
   01/01/2011 to 04/29/2011...........  $ 8.50141    $ 9.50609          0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99786    $10.25735        220
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10060    $ 5.54977          0
   01/01/2009 to 12/31/2009...........  $ 5.54977    $ 9.00268          0
   01/01/2010 to 12/31/2010...........  $ 9.00268    $10.72358          0
   01/01/2011 to 12/31/2011...........  $10.72358    $ 8.32919          0
   01/01/2012 to 12/31/2012...........  $ 8.32919    $ 9.56861          0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97945    $10.10621             0
   01/01/2007 to 12/31/2007...........  $10.10621    $10.51324             0
   01/01/2008 to 12/31/2008...........  $10.51324    $10.35600             0
   01/01/2009 to 12/31/2009...........  $10.35600    $11.12066             0
   01/01/2010 to 12/31/2010...........  $11.12066    $11.25600             0
   01/01/2011 to 12/31/2011...........  $11.25600    $11.21246             0
   01/01/2012 to 12/31/2012...........  $11.21246    $11.43518             0
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.97050    $10.23796             0
   01/01/2007 to 12/31/2007...........  $10.23796    $10.80078             0
   01/01/2008 to 12/31/2008...........  $10.80078    $10.28416             0
   01/01/2009 to 12/31/2009...........  $10.28416    $11.67439             0
   01/01/2010 to 12/31/2010...........  $11.67439    $12.25079             0
   01/01/2011 to 12/31/2011...........  $12.25079    $12.31439             0
   01/01/2012 to 12/31/2012...........  $12.31439    $13.11417             0
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.97843    $10.35058       344,932
   01/01/2007 to 12/31/2007...........  $10.35058    $10.96110     1,245,876
   01/01/2008 to 12/31/2008...........  $10.96110    $ 8.59727     1,943,965
   01/01/2009 to 12/31/2009...........  $ 8.59727    $10.05357     2,060,444
   01/01/2010 to 12/31/2010...........  $10.05357    $10.82948     2,050,341
   01/01/2011 to 12/31/2011...........  $10.82948    $10.65550     1,911,588
   01/01/2012 to 12/31/2012...........  $10.65550    $11.45674     2,128,095
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.01777    $10.05412             0
   01/01/2012 to 12/31/2012...........  $10.05412    $10.49048             0
AST QMA US EQUITY ALPHA PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.95008    $10.66309             0
   01/01/2007 to 12/31/2007...........  $10.66309    $10.60276             0
   01/01/2008 to 12/31/2008...........  $10.60276    $ 6.32966             0
   01/01/2009 to 12/31/2009...........  $ 6.32966    $ 7.51185             0
   01/01/2010 to 12/31/2010...........  $ 7.51185    $ 8.41927             0
   01/01/2011 to 12/31/2011...........  $ 8.41927    $ 8.48580             0
   01/01/2012 to 12/31/2012...........  $ 8.48580    $ 9.82084             0
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99785    $ 8.84314             0
   01/01/2012 to 12/31/2012...........  $ 8.84314    $ 9.74792             0
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09901    $ 6.65498        36,099
   01/01/2009 to 12/31/2009...........  $ 6.65498    $ 8.22388        42,484
   01/01/2010 to 12/31/2010...........  $ 8.22388    $ 9.16080        90,204
   01/01/2011 to 12/31/2011...........  $ 9.16080    $ 8.71154        90,482
   01/01/2012 to 12/31/2012...........  $ 8.71154    $ 9.83583        99,688

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98361    $10.50489             0
   01/01/2007 to 12/31/2007...........  $10.50489    $11.14495       359,613
   01/01/2008 to 12/31/2008...........  $11.14495    $ 7.57909       261,530
   01/01/2009 to 12/31/2009...........  $ 7.57909    $ 9.40742       303,544
   01/01/2010 to 12/31/2010...........  $ 9.40742    $10.24718       383,296
   01/01/2011 to 12/31/2011...........  $10.24718    $ 9.64554       464,519
   01/01/2012 to 12/31/2012...........  $ 9.64554    $10.44259       447,014
AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.90433    $ 9.85030             0
   01/01/2007 to 12/31/2007...........  $ 9.85030    $10.28069             0
   01/01/2008 to 12/31/2008...........  $10.28069    $ 6.50978             0
   01/01/2009 to 12/31/2009...........  $ 6.50978    $ 8.49211             0
   01/01/2010 to 12/31/2010...........  $ 8.49211    $11.28585             0
   01/01/2011 to 12/31/2011...........  $11.28585    $10.88725             0
   01/01/2012 to 12/31/2012...........  $10.88725    $11.89700             0
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.99167    $10.39648             0
   01/01/2007 to 12/31/2007...........  $10.39648    $ 9.55860             0
   01/01/2008 to 12/31/2008...........  $ 9.55860    $ 6.54440             0
   01/01/2009 to 12/31/2009...........  $ 6.54440    $ 8.09678             0
   01/01/2010 to 12/31/2010...........  $ 8.09678    $ 9.93828             0
   01/01/2011 to 12/31/2011...........  $ 9.93828    $ 9.10333             0
   01/01/2012 to 12/31/2012...........  $ 9.10333    $10.47853             0
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96738    $10.56246        52,298
   01/01/2007 to 12/31/2007...........  $10.56246    $10.93887     1,498,835
   01/01/2008 to 12/31/2008...........  $10.93887    $ 7.89154       994,417
   01/01/2009 to 12/31/2009...........  $ 7.89154    $ 9.54357     1,025,524
   01/01/2010 to 12/31/2010...........  $ 9.54357    $10.36977       964,801
   01/01/2011 to 12/31/2011...........  $10.36977    $10.30287       928,642
   01/01/2012 to 12/31/2012...........  $10.30287    $11.39102       976,707
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.94970    $11.00108             0
   01/01/2007 to 12/31/2007...........  $11.00108    $10.33337             0
   01/01/2008 to 12/31/2008...........  $10.33337    $ 5.84996             0
   01/01/2009 to 12/31/2009...........  $ 5.84996    $ 7.05495             0
   01/01/2010 to 12/31/2010...........  $ 7.05495    $ 7.78316             0
   01/01/2011 to 12/31/2011...........  $ 7.78316    $ 7.45823             0
   01/01/2012 to 12/31/2012...........  $ 7.45823    $ 8.51874             0
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.98885    $10.23278             0
   01/01/2007 to 12/31/2007...........  $10.23278    $10.92868             0
   01/01/2008 to 12/31/2008...........  $10.92868    $10.38726             0
   01/01/2009 to 12/31/2009...........  $10.38726    $11.34510             0
   01/01/2010 to 12/31/2010...........  $11.34510    $11.68700             0
   01/01/2011 to 12/31/2011...........  $11.68700    $11.85538             0
   01/01/2012 to 12/31/2012...........  $11.85538    $12.15220             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2006* to 12/31/2006..........  $ 9.93937    $10.40053            0
   01/01/2007 to 12/31/2007...........  $10.40053    $10.96483            0
   01/01/2008 to 12/31/2008...........  $10.96483    $ 6.34814            0
   01/01/2009 to 12/31/2009...........  $ 6.34814    $ 9.48494            0
   01/01/2010 to 12/31/2010...........  $ 9.48494    $10.70110            0
   01/01/2011 to 12/31/2011...........  $10.70110    $10.24854            0
   01/01/2012 to 12/31/2012...........  $10.24854    $11.73898            0
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   05/01/2006 to 12/31/2006...........  $10.14670    $ 9.76596            0
   01/01/2007 to 12/31/2007...........  $ 9.76596    $13.36608            0
   01/01/2008 to 12/31/2008...........  $13.36608    $ 6.51197            0
   01/01/2009 to 12/31/2009...........  $ 6.51197    $ 9.47441            0
   01/01/2010 to 12/31/2010...........  $ 9.47441    $11.11788            0
   01/01/2011 to 12/31/2011...........  $11.11788    $ 9.21533            0
   01/01/2012 to 12/31/2012...........  $ 9.21533    $ 9.30174            0
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   05/01/2006 to 12/31/2006...........  $ 9.96994    $10.58456            0
   01/01/2007 to 12/31/2007...........  $10.58456    $11.29541            0
   01/01/2008 to 12/31/2008...........  $11.29541    $ 6.34591            0
   01/01/2009 to 12/31/2009...........  $ 6.34591    $ 7.93970            0
   01/01/2010 to 12/31/2010...........  $ 7.93970    $ 8.86699            0
   01/01/2011 to 12/31/2011...........  $ 8.86699    $ 8.33989        3,239
   01/01/2012 to 12/31/2012...........  $ 8.33989    $ 9.01845       20,146
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........  $ 9.99785    $ 9.96779            0
   01/01/2008 to 12/31/2008...........  $ 9.96779    $ 9.20434            0
   01/01/2009 to 12/31/2009...........  $ 9.20434    $10.00948            0
   01/01/2010 to 12/31/2010...........  $10.00948    $10.51144            0
   01/01/2011 to 12/31/2011...........  $10.51144    $10.85741            0
   01/01/2012 to 12/31/2012...........  $10.85741    $11.40720            0
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07785    $ 6.60055       67,296
   01/01/2009 to 12/31/2009...........  $ 6.60055    $ 8.36337       78,159
   01/01/2010 to 12/31/2010...........  $ 8.36337    $ 8.98185      114,786
   01/01/2011 to 12/31/2011...........  $ 8.98185    $ 8.60412      114,929
   01/01/2012 to 09/21/2012...........  $ 8.60412    $ 9.57301            0



* Denotes the start date of these sub-accounts

                               PREMIER X SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

       ACCUMULATION UNIT VALUES: BENEFICIARY CONTINUATION OPTION - 1.00%
                           SETTLEMENT SERVICE CHARGE



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.08004    $10.91282      129,445
   01/01/2008 to 12/31/2008...........  $10.91282    $ 7.36563      142,405
   01/01/2009 to 12/31/2009...........  $ 7.36563    $ 9.06905       85,377
   01/01/2010 to 12/31/2010...........  $ 9.06905    $10.05357       99,862
   01/01/2011 to 12/31/2011...........  $10.05357    $ 9.68945      172,922
   01/01/2012 to 12/31/2012...........  $ 9.68945    $10.79903      187,764
AST ADVANCED STRATEGIES PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.07305    $10.83452            0
   01/01/2008 to 12/31/2008...........  $10.83452    $ 7.53017            0
   01/01/2009 to 12/31/2009...........  $ 7.53017    $ 9.40896            0
   01/01/2010 to 12/31/2010...........  $ 9.40896    $10.59254            0
   01/01/2011 to 12/31/2011...........  $10.59254    $10.49952       36,272
   01/01/2012 to 12/31/2012...........  $10.49952    $11.81435       79,091
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.12345    $10.18301            0
   01/01/2008 to 12/31/2008...........  $10.18301    $ 6.57914            0
   01/01/2009 to 12/31/2009...........  $ 6.57914    $ 7.67177        3,699
   01/01/2010 to 12/31/2010...........  $ 7.67177    $ 8.64764        4,096
   01/01/2011 to 12/31/2011...........  $ 8.64764    $ 8.86776        4,581
   01/01/2012 to 05/04/2012...........  $ 8.86776    $ 9.65752            0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.07151    $10.86097        3,120
   01/01/2008 to 12/31/2008...........  $10.86097    $ 7.66698      166,425
   01/01/2009 to 12/31/2009...........  $ 7.66698    $ 9.35958      160,708
   01/01/2010 to 12/31/2010...........  $ 9.35958    $10.40804      226,307
   01/01/2011 to 12/31/2011...........  $10.40804    $10.17985      366,569
   01/01/2012 to 12/31/2012...........  $10.17985    $11.33645      524,542
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99918    $ 9.20827            0
   01/01/2012 to 12/31/2012...........  $ 9.20827    $10.20156            0
AST BLACKROCK VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11154    $10.19617        2,976
   01/01/2008 to 12/31/2008...........  $10.19617    $ 6.32963            0
   01/01/2009 to 12/31/2009...........  $ 6.32963    $ 7.41124            0
   01/01/2010 to 12/31/2010...........  $ 7.41124    $ 8.25078            0
   01/01/2011 to 12/31/2011...........  $ 8.25078    $ 8.12903        4,250
   01/01/2012 to 12/31/2012...........  $ 8.12903    $ 9.12709       14,114
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.09687    $11.01224       40,327
   01/01/2008 to 12/31/2008...........  $11.01224    $ 7.09376       47,327
   01/01/2009 to 12/31/2009...........  $ 7.09376    $ 8.80257       75,060
   01/01/2010 to 12/31/2010...........  $ 8.80257    $ 9.88109       85,112
   01/01/2011 to 12/31/2011...........  $ 9.88109    $ 9.54594      115,629
   01/01/2012 to 12/31/2012...........  $ 9.54594    $10.74833       85,759

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08128    $ 7.37971            0
   01/01/2009 to 12/31/2009...........  $ 7.37971    $ 9.01552            0
   01/01/2010 to 12/31/2010...........  $ 9.01552    $ 9.99007            0
   01/01/2011 to 12/31/2011...........  $ 9.99007    $ 9.71160        5,942
   01/01/2012 to 12/31/2012...........  $ 9.71160    $10.60403       50,477
AST COHEN & STEERS REALTY PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.10286    $ 7.81223        2,528
   01/01/2008 to 12/31/2008...........  $ 7.81223    $ 5.02371        2,463
   01/01/2009 to 12/31/2009...........  $ 5.02371    $ 6.56219        2,370
   01/01/2010 to 12/31/2010...........  $ 6.56219    $ 8.36127        3,255
   01/01/2011 to 12/31/2011...........  $ 8.36127    $ 8.82419        4,845
   01/01/2012 to 12/31/2012...........  $ 8.82419    $10.07765       33,808
AST DEAM SMALL-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.09789    $ 8.33201            0
   01/01/2008 to 07/18/2008...........  $ 8.33201    $ 7.66199            0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.10254    $10.91958            0
   01/01/2008 to 12/31/2008...........  $10.91958    $ 6.04442            0
   01/01/2009 to 12/31/2009...........  $ 6.04442    $ 7.93932        3,166
   01/01/2010 to 12/31/2010...........  $ 7.93932    $10.41905        2,949
   01/01/2011 to 12/31/2011...........  $10.41905    $ 8.96343        2,264
   01/01/2012 to 12/31/2012...........  $ 8.96343    $10.65604        9,161
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.10379    $ 7.54057            0
   01/01/2009 to 12/31/2009...........  $ 7.54057    $ 9.05097            0
   01/01/2010 to 12/31/2010...........  $ 9.05097    $10.15522            0
   01/01/2011 to 12/31/2011...........  $10.15522    $ 9.80622       17,951
   01/01/2012 to 12/31/2012...........  $ 9.80622    $11.03284       39,447
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.07381    $10.77036        7,255
   01/01/2008 to 12/31/2008...........  $10.77036    $ 6.98618       42,388
   01/01/2009 to 12/31/2009...........  $ 6.98618    $ 8.56682       35,985
   01/01/2010 to 12/31/2010...........  $ 8.56682    $ 9.70021       34,782
   01/01/2011 to 12/31/2011...........  $ 9.70021    $ 9.45972       70,843
   01/01/2012 to 12/31/2012...........  $ 9.45972    $10.36217      125,844
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.10404    $11.19117          469
   01/01/2008 to 12/31/2008...........  $11.19117    $ 6.56949          393
   01/01/2009 to 12/31/2009...........  $ 6.56949    $ 8.19394       29,491
   01/01/2010 to 12/31/2010...........  $ 8.19394    $ 9.65573       34,201
   01/01/2011 to 12/31/2011...........  $ 9.65573    $ 8.96603       49,820
   01/01/2012 to 12/31/2012...........  $ 8.96603    $10.02421       61,112
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........  $ 9.99918    $ 7.49594        5,059
   01/01/2009 to 11/13/2009...........  $ 7.49594    $ 8.43273            0
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99918    $10.79695       47,791
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.17586    $ 6.13224            0
   01/01/2009 to 12/31/2009...........  $ 6.13224    $ 8.20276          146
   01/01/2010 to 12/31/2010...........  $ 8.20276    $ 9.76197          137
   01/01/2011 to 12/31/2011...........  $ 9.76197    $ 9.17833          541
   01/01/2012 to 12/31/2012...........  $ 9.17833    $11.52315        1,910
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.09100    $11.53628        4,723
   01/01/2008 to 12/31/2008...........  $11.53628    $ 6.82244        4,600
   01/01/2009 to 12/31/2009...........  $ 6.82244    $10.09167        4,428
   01/01/2010 to 12/31/2010...........  $10.09167    $11.01965        5,277
   01/01/2011 to 12/31/2011...........  $11.01965    $10.47885        6,194
   01/01/2012 to 12/31/2012...........  $10.47885    $12.42563       13,645

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11632    $10.62005            0
   01/01/2008 to 12/31/2008...........  $10.62005    $ 6.23634            0
   01/01/2009 to 12/31/2009...........  $ 6.23634    $ 7.35950        6,458
   01/01/2010 to 12/31/2010...........  $ 7.35950    $ 8.22556        5,948
   01/01/2011 to 12/31/2011...........  $ 8.22556    $ 7.69478        7,670
   01/01/2012 to 12/31/2012...........  $ 7.69478    $ 9.11684       17,500
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.09800    $11.48986        1,492
   01/01/2008 to 12/31/2008...........  $11.48986    $ 6.73541            0
   01/01/2009 to 12/31/2009...........  $ 6.73541    $10.47635          231
   01/01/2010 to 12/31/2010...........  $10.47635    $12.42903          782
   01/01/2011 to 12/31/2011...........  $12.42903    $11.93976        1,490
   01/01/2012 to 12/31/2012...........  $11.93976    $14.14015       10,307
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.03407    $ 7.66279          431
   01/01/2009 to 12/31/2009...........  $ 7.66279    $ 9.62383          517
   01/01/2010 to 12/31/2010...........  $ 9.62383    $12.07909        1,114
   01/01/2011 to 12/31/2011...........  $12.07909    $12.11532        1,906
   01/01/2012 to 12/31/2012...........  $12.11532    $13.87726        4,328
AST HIGH YIELD PORTFOLIO
   03/19/2007* to 12/31/2007..........  $ 9.99918    $ 9.96607            0
   01/01/2008 to 12/31/2008...........  $ 9.96607    $ 7.34697            0
   01/01/2009 to 12/31/2009...........  $ 7.34697    $ 9.86035        3,032
   01/01/2010 to 12/31/2010...........  $ 9.86035    $11.08074       18,004
   01/01/2011 to 12/31/2011...........  $11.08074    $11.31919       24,364
   01/01/2012 to 12/31/2012...........  $11.31919    $12.76194       53,227
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.08946    $ 7.64998          744
   01/01/2009 to 12/31/2009...........  $ 7.64998    $ 9.34543        2,369
   01/01/2010 to 12/31/2010...........  $ 9.34543    $10.32606        7,551
   01/01/2011 to 12/31/2011...........  $10.32606    $10.17206       13,151
   01/01/2012 to 12/31/2012...........  $10.17206    $11.09154       67,208
AST INTERNATIONAL GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.15948    $12.05201            0
   01/01/2008 to 12/31/2008...........  $12.05201    $ 5.93863            0
   01/01/2009 to 12/31/2009...........  $ 5.93863    $ 7.95483          448
   01/01/2010 to 12/31/2010...........  $ 7.95483    $ 9.01789          458
   01/01/2011 to 12/31/2011...........  $ 9.01789    $ 7.77483          437
   01/01/2012 to 12/31/2012...........  $ 7.77483    $ 9.26557        8,321
AST INTERNATIONAL VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.12617    $11.65068            0
   01/01/2008 to 12/31/2008...........  $11.65068    $ 6.45950            0
   01/01/2009 to 12/31/2009...........  $ 6.45950    $ 8.34615            0
   01/01/2010 to 12/31/2010...........  $ 8.34615    $ 9.17929          607
   01/01/2011 to 12/31/2011...........  $ 9.17929    $ 7.94794        1,773
   01/01/2012 to 12/31/2012...........  $ 7.94794    $ 9.18156        3,131
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.11197    $ 7.17178            0
   01/01/2009 to 12/31/2009...........  $ 7.17178    $ 8.99427            0
   01/01/2010 to 12/31/2010...........  $ 8.99427    $10.13569            0
   01/01/2011 to 12/31/2011...........  $10.13569    $ 9.97825        1,208
   01/01/2012 to 12/31/2012...........  $ 9.97825    $11.22134       27,647

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.08054    $10.17383            0
   01/01/2008 to 12/31/2008...........  $10.17383    $ 8.29858       10,258
   01/01/2009 to 12/31/2009...........  $ 8.29858    $10.02568       41,174
   01/01/2010 to 12/31/2010...........  $10.02568    $10.65289       41,076
   01/01/2011 to 12/31/2011...........  $10.65289    $10.57215       44,156
   01/01/2012 to 12/31/2012...........  $10.57215    $11.58947       68,595
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.08457    $10.29963            0
   01/01/2010 to 12/31/2010...........  $10.29963    $11.35164            0
   01/01/2011 to 12/31/2011...........  $11.35164    $11.31377            0
   01/01/2012 to 12/31/2012...........  $11.31377    $12.90295          518
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........  $10.14595    $10.30944            0
   01/01/2010 to 12/31/2010...........  $10.30944    $11.60815          678
   01/01/2011 to 12/31/2011...........  $11.60815    $10.81845        1,493
   01/01/2012 to 12/31/2012...........  $10.81845    $12.12874        1,675
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.14435    $10.97941        2,000
   01/01/2008 to 12/31/2008...........  $10.97941    $ 6.37232        7,415
   01/01/2009 to 12/31/2009...........  $ 6.37232    $ 8.57302       10,158
   01/01/2010 to 12/31/2010...........  $ 8.57302    $ 9.09678       10,379
   01/01/2011 to 12/31/2011...........  $ 9.09678    $ 8.18270       11,011
   01/01/2012 to 12/31/2012...........  $ 8.18270    $ 9.87658       14,182
AST LARGE-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11587    $ 9.84473            0
   01/01/2008 to 12/31/2008...........  $ 9.84473    $ 5.70314            0
   01/01/2009 to 12/31/2009...........  $ 5.70314    $ 6.74404            0
   01/01/2010 to 12/31/2010...........  $ 6.74404    $ 7.55590          197
   01/01/2011 to 12/31/2011...........  $ 7.55590    $ 7.16817        1,094
   01/01/2012 to 12/31/2012...........  $ 7.16817    $ 8.29561       14,852
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.02439    $10.32185            0
   01/01/2008 to 12/31/2008...........  $10.32185    $ 7.84324            0
   01/01/2009 to 12/31/2009...........  $ 7.84324    $10.45274        5,287
   01/01/2010 to 12/31/2010...........  $10.45274    $11.73757        4,794
   01/01/2011 to 12/31/2011...........  $11.73757    $12.80336        8,496
   01/01/2012 to 12/31/2012...........  $12.80336    $13.42818       77,961
AST MARSICO CAPITAL GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.13199    $11.47337        2,345
   01/01/2008 to 12/31/2008...........  $11.47337    $ 6.40005            0
   01/01/2009 to 12/31/2009...........  $ 6.40005    $ 8.22241        6,687
   01/01/2010 to 12/31/2010...........  $ 8.22241    $ 9.74903        6,413
   01/01/2011 to 12/31/2011...........  $ 9.74903    $ 9.56442        5,154
   01/01/2012 to 12/31/2012...........  $ 9.56442    $10.63120       48,310
AST MFS GLOBAL EQUITY PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11667    $10.95164            0
   01/01/2008 to 12/31/2008...........  $10.95164    $ 7.15759        1,243
   01/01/2009 to 12/31/2009...........  $ 7.15759    $ 9.31966       15,605
   01/01/2010 to 12/31/2010...........  $ 9.31966    $10.33903       12,339
   01/01/2011 to 12/31/2011...........  $10.33903    $ 9.91614       18,473
   01/01/2012 to 12/31/2012...........  $ 9.91614    $12.08368       28,565
AST MFS GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.10694    $11.59267            0
   01/01/2008 to 12/31/2008...........  $11.59267    $ 7.31108          440
   01/01/2009 to 12/31/2009...........  $ 7.31108    $ 8.99798        3,010
   01/01/2010 to 12/31/2010...........  $ 8.99798    $10.04775        2,559
   01/01/2011 to 12/31/2011...........  $10.04775    $ 9.88927        3,386
   01/01/2012 to 12/31/2012...........  $ 9.88927    $11.46400        5,224
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99918    $10.22213            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MID-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.10574    $10.11084            0
   01/01/2008 to 12/31/2008...........  $10.11084    $ 6.19415            0
   01/01/2009 to 12/31/2009...........  $ 6.19415    $ 8.51751            0
   01/01/2010 to 12/31/2010...........  $ 8.51751    $10.42410            0
   01/01/2011 to 12/31/2011...........  $10.42410    $ 9.96483          972
   01/01/2012 to 12/31/2012...........  $ 9.96483    $11.68256        7,983
AST MONEY MARKET PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.00052    $10.29973            0
   01/01/2008 to 12/31/2008...........  $10.29973    $10.45357       10,390
   01/01/2009 to 12/31/2009...........  $10.45357    $10.37528        8,118
   01/01/2010 to 12/31/2010...........  $10.37528    $10.27485       23,603
   01/01/2011 to 12/31/2011...........  $10.27485    $10.17598       28,226
   01/01/2012 to 12/31/2012...........  $10.17598    $10.07626      137,020
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.13369    $10.25701        2,202
   01/01/2008 to 12/31/2008...........  $10.25701    $ 5.86395        1,930
   01/01/2009 to 12/31/2009...........  $ 5.86395    $ 8.16575       10,813
   01/01/2010 to 12/31/2010...........  $ 8.16575    $ 9.97960       10,171
   01/01/2011 to 12/31/2011...........  $ 9.97960    $ 9.63540       10,393
   01/01/2012 to 12/31/2012...........  $ 9.63540    $11.17393       15,841
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11565    $11.82260            0
   01/01/2008 to 12/31/2008...........  $11.82260    $ 6.65075            0
   01/01/2009 to 12/31/2009...........  $ 6.65075    $ 8.54648            0
   01/01/2010 to 12/31/2010...........  $ 8.54648    $10.88845            0
   01/01/2011 to 12/31/2011...........  $10.88845    $10.96268          424
   01/01/2012 to 12/31/2012...........  $10.96268    $12.19821       16,652
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.12073    $11.75209            0
   01/01/2008 to 12/31/2008...........  $11.75209    $ 6.68601            0
   01/01/2009 to 12/31/2009...........  $ 6.68601    $ 8.11354          149
   01/01/2010 to 12/31/2010...........  $ 8.11354    $ 9.66127          139
   01/01/2011 to 04/29/2011...........  $ 9.66127    $10.86028            0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99918    $10.37057       16,117
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........  $10.10192    $ 5.59093            0
   01/01/2009 to 12/31/2009...........  $ 5.59093    $ 9.21761          129
   01/01/2010 to 12/31/2010...........  $ 9.21761    $11.15868          125
   01/01/2011 to 12/31/2011...........  $11.15868    $ 8.80869        2,616
   01/01/2012 to 12/31/2012...........  $ 8.80869    $10.28504        3,295

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   03/19/2007* to 12/31/2007..........  $ 9.99034    $10.47408        6,233
   01/01/2008 to 12/31/2008...........  $10.47408    $10.48603        6,071
   01/01/2009 to 12/31/2009...........  $10.48603    $11.44430       46,373
   01/01/2010 to 12/31/2010...........  $11.44430    $11.77276       96,945
   01/01/2011 to 12/31/2011...........  $11.77276    $11.91843      101,716
   01/01/2012 to 12/31/2012...........  $11.91843    $12.35443       57,567
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   03/19/2007* to 12/31/2007..........  $ 9.99058    $10.56075            0
   01/01/2008 to 12/31/2008...........  $10.56075    $10.21988        1,836
   01/01/2009 to 12/31/2009...........  $10.21988    $11.79093       23,401
   01/01/2010 to 12/31/2010...........  $11.79093    $12.57524       35,839
   01/01/2011 to 12/31/2011...........  $12.57524    $12.84647       42,310
   01/01/2012 to 12/31/2012...........  $12.84647    $13.90489      141,041
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.04514    $10.75670            0
   01/01/2008 to 12/31/2008...........  $10.75670    $ 8.57497       34,793
   01/01/2009 to 12/31/2009...........  $ 8.57497    $10.19125       87,454
   01/01/2010 to 12/31/2010...........  $10.19125    $11.15697      108,923
   01/01/2011 to 12/31/2011...........  $11.15697    $11.15675      207,615
   01/01/2012 to 12/31/2012...........  $11.15675    $12.19226      449,309
AST QMA US EQUITY ALPHA PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11188    $10.37151            0
   01/01/2008 to 12/31/2008...........  $10.37151    $ 6.29304            0
   01/01/2009 to 12/31/2009...........  $ 6.29304    $ 7.59041            0
   01/01/2010 to 12/31/2010...........  $ 7.59041    $ 8.64622            0
   01/01/2011 to 12/31/2011...........  $ 8.64622    $ 8.85664          491
   01/01/2012 to 12/31/2012...........  $ 8.85664    $10.41779        1,912
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99918    $ 8.93992            0
   01/01/2012 to 12/31/2012...........  $ 8.93992    $10.01604       21,087
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2008* to 12/31/2008..........  $10.09946    $ 6.72784            0
   01/01/2009 to 12/31/2009...........  $ 6.72784    $ 8.44981            0
   01/01/2010 to 12/31/2010...........  $ 8.44981    $ 9.56609            0
   01/01/2011 to 12/31/2011...........  $ 9.56609    $ 9.24529       24,558
   01/01/2012 to 12/31/2012...........  $ 9.24529    $10.60940       48,336
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.07291    $10.87140        1,400
   01/01/2008 to 12/31/2008...........  $10.87140    $ 7.51399        1,359
   01/01/2009 to 12/31/2009...........  $ 7.51399    $ 9.47895        9,547
   01/01/2010 to 12/31/2010...........  $ 9.47895    $10.49368       18,919
   01/01/2011 to 12/31/2011...........  $10.49368    $10.03860       22,204
   01/01/2012 to 12/31/2012...........  $10.03860    $11.04609       46,234
AST SMALL-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.09716    $10.46802            0
   01/01/2008 to 12/31/2008...........  $10.46802    $ 6.73693            0
   01/01/2009 to 12/31/2009...........  $ 6.73693    $ 8.93194            0
   01/01/2010 to 12/31/2010...........  $ 8.93194    $12.06406            0
   01/01/2011 to 12/31/2011...........  $12.06406    $11.82778          819
   01/01/2012 to 12/31/2012...........  $11.82778    $13.13644        5,376
AST SMALL-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11095    $ 9.43656        1,552
   01/01/2008 to 12/31/2008...........  $ 9.43656    $ 6.56669            0
   01/01/2009 to 12/31/2009...........  $ 6.56669    $ 8.25723            0
   01/01/2010 to 12/31/2010...........  $ 8.25723    $10.30053            0
   01/01/2011 to 12/31/2011...........  $10.30053    $ 9.58913          680
   01/01/2012 to 12/31/2012...........  $ 9.58913    $11.21832        7,416

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.06740    $10.57860          492
   01/01/2008 to 12/31/2008...........  $10.57860    $ 7.75653       39,334
   01/01/2009 to 12/31/2009...........  $ 7.75653    $ 9.53361       42,393
   01/01/2010 to 12/31/2010...........  $ 9.53361    $10.52807       33,991
   01/01/2011 to 12/31/2011...........  $10.52807    $10.63067       60,944
   01/01/2012 to 12/31/2012...........  $10.63067    $11.94592      170,982
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.11700    $ 9.82815        5,487
   01/01/2008 to 12/31/2008...........  $ 9.82815    $ 5.65507        5,921
   01/01/2009 to 12/31/2009...........  $ 5.65507    $ 6.93144        5,658
   01/01/2010 to 12/31/2010...........  $ 6.93144    $ 7.77169        5,028
   01/01/2011 to 12/31/2011...........  $ 7.77169    $ 7.56873        6,045
   01/01/2012 to 12/31/2012...........  $ 7.56873    $ 8.78643       21,212
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   03/19/2007* to 12/31/2007..........  $ 9.98213    $10.73003            0
   01/01/2008 to 12/31/2008...........  $10.73003    $10.36499        3,077
   01/01/2009 to 12/31/2009...........  $10.36499    $11.50569       10,277
   01/01/2010 to 12/31/2010...........  $11.50569    $12.04612       11,386
   01/01/2011 to 12/31/2011...........  $12.04612    $12.41886       12,041
   01/01/2012 to 12/31/2012...........  $12.41886    $12.93840       11,281
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.08361    $10.93976            0
   01/01/2008 to 12/31/2008...........  $10.93976    $ 6.43744        1,333
   01/01/2009 to 12/31/2009...........  $ 6.43744    $ 9.77555        3,241
   01/01/2010 to 12/31/2010...........  $ 9.77555    $11.20897        3,920
   01/01/2011 to 12/31/2011...........  $11.20897    $10.91000        4,699
   01/01/2012 to 12/31/2012...........  $10.91000    $12.70117       19,767
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.17958    $13.94064            0
   01/01/2008 to 12/31/2008...........  $13.94064    $ 6.90317        6,773
   01/01/2009 to 12/31/2009...........  $ 6.90317    $10.20784       15,445
   01/01/2010 to 12/31/2010...........  $10.20784    $12.17409       13,337
   01/01/2011 to 12/31/2011...........  $12.17409    $10.25550       19,083
   01/01/2012 to 12/31/2012...........  $10.25550    $10.52125       16,869
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   03/19/2007* to 12/31/2007..........  $10.12210    $11.05096        1,576
   01/01/2008 to 12/31/2008...........  $11.05096    $ 6.31035        3,962
   01/01/2009 to 12/31/2009...........  $ 6.31035    $ 8.02421       13,667
   01/01/2010 to 12/31/2010...........  $ 8.02421    $ 9.10752       13,459
   01/01/2011 to 12/31/2011...........  $ 9.10752    $ 8.70580       20,325
   01/01/2012 to 12/31/2012...........  $ 8.70580    $ 9.56832       21,025
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........  $ 9.99918    $ 9.98774            0
   01/01/2008 to 12/31/2008...........  $ 9.98774    $ 9.37351            0
   01/01/2009 to 12/31/2009...........  $ 9.37351    $10.35999        3,687
   01/01/2010 to 12/31/2010...........  $10.35999    $11.05727        3,593
   01/01/2011 to 12/31/2011...........  $11.05727    $11.60740        6,542
   01/01/2012 to 12/31/2012...........  $11.60740    $12.39484       37,608
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........  $10.07829    $ 6.67267        5,683
   01/01/2009 to 12/31/2009...........  $ 6.67267    $ 8.59292        9,582
   01/01/2010 to 12/31/2010...........  $ 8.59292    $ 9.37902        8,610
   01/01/2011 to 12/31/2011...........  $ 9.37902    $ 9.13111       22,166
   01/01/2012 to 09/21/2012...........  $ 9.13111    $10.27970            0



* Denotes the start date of these sub-accounts

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2012

                                                                            SUBACCOUNTS
                                             -------------------------------------------------------------------------
                                                                                              PRUDENTIAL   PRUDENTIAL
                                              PRUDENTIAL      PRUDENTIAL                       FLEXIBLE   CONSERVATIVE
                                             MONEY MARKET  DIVERSIFIED BOND PRUDENTIAL EQUITY  MANAGED      BALANCED
                                              PORTFOLIO       PORTFOLIO         PORTFOLIO     PORTFOLIO    PORTFOLIO
                                             ------------  ---------------- ----------------- ----------- ------------
ASSETS
  Investment in the portfolios, at fair
   value.................................... $177,543,306    $229,314,392     $184,957,576    $13,486,934 $19,598,026
                                             ------------    ------------     ------------    ----------- -----------
  Net Assets................................ $177,543,306    $229,314,392     $184,957,576    $13,486,934 $19,598,026
                                             ============    ============     ============    =========== ===========

NET ASSETS, representing:
  Accumulation units........................ $177,543,306    $229,314,392     $184,957,576    $13,486,934 $19,598,026
                                             ------------    ------------     ------------    ----------- -----------
                                             $177,543,306    $229,314,392     $184,957,576    $13,486,934 $19,598,026
                                             ============    ============     ============    =========== ===========

  Units outstanding.........................  149,308,419      93,666,356       90,862,124      6,313,280   9,348,598
                                             ============    ============     ============    =========== ===========

  Portfolio shares held.....................   17,754,331      19,302,558        6,898,828        758,972   1,102,871
  Portfolio net asset value per share....... $      10.00    $      11.88     $      26.81    $     17.77 $     17.77
  Investment in portfolio shares, at
   cost..................................... $177,543,306    $214,542,507     $184,321,670    $12,903,048 $16,903,373

STATEMENT OF OPERATIONS
For the year ended December 31, 2012
                                                                            SUBACCOUNTS
                                             -------------------------------------------------------------------------
                                                                                              PRUDENTIAL   PRUDENTIAL
                                              PRUDENTIAL      PRUDENTIAL                       FLEXIBLE   CONSERVATIVE
                                             MONEY MARKET  DIVERSIFIED BOND PRUDENTIAL EQUITY  MANAGED      BALANCED
                                              PORTFOLIO       PORTFOLIO         PORTFOLIO     PORTFOLIO    PORTFOLIO
                                             ------------  ---------------- ----------------- ----------- ------------
                                              01/01/2012      01/01/2012       01/01/2012     01/01/2012   01/01/2012
                                                  TO              TO               TO             TO           TO
                                              12/31/2012      12/31/2012       12/31/2012     12/31/2012   12/31/2012
                                             ------------  ---------------- ----------------- ----------- ------------
INVESTMENT INCOME
  Dividend income........................... $     23,969    $ 10,201,169     $  1,149,014    $   265,369 $   423,605
                                             ------------    ------------     ------------    ----------- -----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration...........................    2,786,898       3,245,966        2,784,455        192,523     282,815
                                             ------------    ------------     ------------    ----------- -----------

NET INVESTMENT INCOME (LOSS)................   (2,762,929)      6,955,203       (1,635,441)        72,846     140,790
                                             ------------    ------------     ------------    ----------- -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received......            0      10,125,578                0              0           0
  Realized gain (loss) on shares
   redeemed.................................            0       1,751,422         (450,871)        21,651     323,377
  Net change in unrealized gain (loss) on
   investments..............................            0       1,506,248       24,037,300      1,448,626   1,415,793
                                             ------------    ------------     ------------    ----------- -----------

NET GAIN (LOSS) ON INVESTMENTS..............            0      13,383,248       23,586,429      1,470,277   1,739,170
                                             ------------    ------------     ------------    ----------- -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS............................... $ (2,762,929)   $ 20,338,451     $ 21,950,988    $ 1,543,123 $ 1,879,960
                                             ============    ============     ============    =========== ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A1

                                                 SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------
                                 PRUDENTIAL                                                    PRUDENTIAL
 PRUDENTIAL     PRUDENTIAL HIGH   NATURAL                                       PRUDENTIAL        SMALL       T. ROWE PRICE
   VALUE          YIELD BOND     RESOURCES   PRUDENTIAL STOCK    PRUDENTIAL      JENNISON    CAPITALIZATION   INTERNATIONAL
 PORTFOLIO         PORTFOLIO     PORTFOLIO   INDEX PORTFOLIO  GLOBAL PORTFOLIO  PORTFOLIO    STOCK PORTFOLIO STOCK PORTFOLIO
------------    --------------- -----------  ---------------- ---------------- ------------  --------------- ---------------
$276,926,980     $215,814,395   $ 8,074,578    $276,210,154     $59,621,816    $264,877,751    $53,498,901     $21,529,410
------------     ------------   -----------    ------------     -----------    ------------    -----------     -----------
$276,926,980     $215,814,395   $ 8,074,578    $276,210,154     $59,621,816    $264,877,751    $53,498,901     $21,529,410
============     ============   ===========    ============     ===========    ============    ===========     ===========

$276,926,980     $215,814,395   $ 8,074,578    $276,210,154     $59,621,816    $264,877,751    $53,498,901     $21,529,410
------------     ------------   -----------    ------------     -----------    ------------    -----------     -----------
$276,926,980     $215,814,395   $ 8,074,578    $276,210,154     $59,621,816    $264,877,751    $53,498,901     $21,529,410
============     ============   ===========    ============     ===========    ============    ===========     ===========

 133,539,907       53,646,031     1,128,485     148,556,457      34,277,423     136,588,442     16,924,329      14,598,599
============     ============   ===========    ============     ===========    ============    ===========     ===========

  15,325,234       41,029,353       238,681       7,747,830       3,046,593       9,817,559      2,882,484       1,548,878
$      18.07     $       5.26   $     33.83    $      35.65     $     19.57    $      26.98    $     18.56     $     13.90

$288,198,149     $217,370,395   $ 8,214,289    $247,620,879     $58,363,062    $220,265,472    $46,704,256     $20,131,654


                                                 SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------
                                 PRUDENTIAL                                                    PRUDENTIAL
 PRUDENTIAL     PRUDENTIAL HIGH   NATURAL                                       PRUDENTIAL        SMALL       T. ROWE PRICE
   VALUE          YIELD BOND     RESOURCES   PRUDENTIAL STOCK    PRUDENTIAL      JENNISON    CAPITALIZATION   INTERNATIONAL
 PORTFOLIO         PORTFOLIO     PORTFOLIO   INDEX PORTFOLIO  GLOBAL PORTFOLIO  PORTFOLIO    STOCK PORTFOLIO STOCK PORTFOLIO
------------    --------------- -----------  ---------------- ---------------- ------------  --------------- ---------------
 01/01/2012       01/01/2012     01/01/2012     01/01/2012       01/01/2012     01/01/2012     01/01/2012      01/01/2012
     TO               TO             TO             TO               TO             TO             TO              TO
 12/31/2012       12/31/2012     12/31/2012     12/31/2012       12/31/2012     12/31/2012     12/31/2012      12/31/2012
------------    --------------- -----------  ---------------- ---------------- ------------  --------------- ---------------

$  2,775,154     $ 15,190,570   $    41,976    $  4,841,618     $   971,979    $    437,635    $   329,540     $   261,196
------------     ------------   -----------    ------------     -----------    ------------    -----------     -----------

   4,316,767        3,318,022       125,930       4,230,560         896,746       4,063,992        755,563         298,324
------------     ------------   -----------    ------------     -----------    ------------    -----------     -----------

  (1,541,613)      11,872,548       (83,954)        611,058          75,233      (3,626,357)      (426,023)        (37,128)
------------     ------------   -----------    ------------     -----------    ------------    -----------     -----------

           0                0       722,713         856,145               0               0      2,745,086               0
  (4,043,300)           1,052        96,612       3,585,959        (305,871)      7,556,683        799,734           6,086
  40,060,312       14,429,761    (1,055,659)     32,077,092       9,095,692      33,680,382      4,159,755       3,323,946
------------     ------------   -----------    ------------     -----------    ------------    -----------     -----------

  36,017,012       14,430,813      (236,334)     36,519,196       8,789,821      41,237,065      7,704,575       3,330,032
------------     ------------   -----------    ------------     -----------    ------------    -----------     -----------

$ 34,475,399     $ 26,303,361   $  (320,288)   $ 37,130,254     $ 8,865,054    $ 37,610,708    $ 7,278,552     $ 3,292,904
============     ============   ===========    ============     ===========    ============    ===========     ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A2

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2012

                                                                               SUBACCOUNTS
                                             -------------------------------------------------------------------------------
                                                                                                JANUS ASPEN
                                                                                JANUS ASPEN      OVERSEAS
                                             T. ROWE PRICE                   JANUS PORTFOLIO -  PORTFOLIO -  MFS(R) RESEARCH
                                             EQUITY INCOME INVESCO V.I. CORE   INSTITUTIONAL   INSTITUTIONAL SERIES - INITIAL
                                               PORTFOLIO      EQUITY FUND         SHARES          SHARES          CLASS
                                             ------------- ----------------- ----------------- ------------- ----------------
ASSETS
  Investment in the portfolios, at fair
   value....................................  $67,181,900     $85,179,978       $55,619,843     $95,789,817    $17,640,076
                                              -----------     -----------       -----------     -----------    -----------
  Net Assets................................  $67,181,900     $85,179,978       $55,619,843     $95,789,817    $17,640,076
                                              ===========     ===========       ===========     ===========    ===========

NET ASSETS, representing:
  Accumulation units........................  $67,181,900     $85,179,978       $55,619,843     $95,789,817    $17,640,076
                                              -----------     -----------       -----------     -----------    -----------
                                              $67,181,900     $85,179,978       $55,619,843     $95,789,817    $17,640,076
                                              ===========     ===========       ===========     ===========    ===========

  Units outstanding.........................   28,066,857      43,197,523        31,862,550      28,534,247      9,422,324
                                              ===========     ===========       ===========     ===========    ===========

  Portfolio shares held.....................    3,016,700       2,826,144         2,102,830       2,523,441        807,696
  Portfolio net asset value per share.......  $     22.27     $     30.14       $     26.45     $     37.96    $     21.84
  Investment in portfolio shares, at
   cost.....................................  $58,841,956     $68,665,968       $54,581,204     $80,172,782    $13,934,407

STATEMENT OF OPERATIONS
For the year ended December 31, 2012
                                                                               SUBACCOUNTS
                                             -------------------------------------------------------------------------------
                                                                                                JANUS ASPEN
                                                                                JANUS ASPEN      OVERSEAS
                                             T. ROWE PRICE                   JANUS PORTFOLIO -  PORTFOLIO -  MFS(R) RESEARCH
                                             EQUITY INCOME INVESCO V.I. CORE   INSTITUTIONAL   INSTITUTIONAL SERIES - INITIAL
                                               PORTFOLIO      EQUITY FUND         SHARES          SHARES          CLASS
                                             ------------- ----------------- ----------------- ------------- ----------------
                                              01/01/2012      01/01/2012        01/01/2012      01/01/2012      01/01/2012
                                                  TO              TO                TO              TO              TO
                                              12/31/2012      12/31/2012        12/31/2012      12/31/2012      12/31/2012
                                             ------------- ----------------- ----------------- ------------- ----------------
INVESTMENT INCOME
  Dividend income...........................  $ 1,435,844     $   837,661       $   309,142     $   669,249    $   140,752
                                              -----------     -----------       -----------     -----------    -----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration...........................      938,452       1,226,275           787,021       1,354,634        246,764
                                              -----------     -----------       -----------     -----------    -----------

NET INVESTMENT INCOME (LOSS)................      497,392        (388,614)         (477,879)       (685,385)      (106,012)
                                              -----------     -----------       -----------     -----------    -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received......            0               0           952,992      10,208,322              0
  Realized gain (loss) on shares
   redeemed.................................      767,223       2,083,135          (125,204)      2,554,356        528,217
  Net change in unrealized gain (loss) on
   investments..............................    8,390,902       8,487,449         8,371,136        (984,268)     2,135,192
                                              -----------     -----------       -----------     -----------    -----------

NET GAIN (LOSS) ON INVESTMENTS..............    9,158,125      10,570,584         9,198,924      11,778,410      2,663,409
                                              -----------     -----------       -----------     -----------    -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS...............................  $ 9,655,517     $10,181,970       $ 8,721,045     $11,093,025    $ 2,557,397
                                              ===========     ===========       ===========     ===========    ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A3

                                                    SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
                               FTVIP FRANKLIN
                                SMALL-MID CAP                               ALLIANCEBERNSTEIN
 MFS(R) GROWTH     AMERICAN        GROWTH         PRUDENTIAL                  VPS LARGE CAP    PRUDENTIAL SP     JANUS ASPEN
SERIES - INITIAL  CENTURY VP  SECURITIES FUND - JENNISON 20/20  DAVIS VALUE GROWTH PORTFOLIO  SMALL CAP VALUE JANUS PORTFOLIO -
     CLASS        VALUE FUND       CLASS 2      FOCUS PORTFOLIO  PORTFOLIO       CLASS B         PORTFOLIO     SERVICE SHARES
---------------- -----------  ----------------- --------------- ----------- ----------------- --------------- -----------------
  $52,205,539    $24,485,286     $25,078,915      $46,982,908   $26,877,517    $5,274,054      $100,418,221      $10,868,128
  -----------    -----------     -----------      -----------   -----------    ----------      ------------      -----------
  $52,205,539    $24,485,286     $25,078,915      $46,982,908   $26,877,517    $5,274,054      $100,418,221      $10,868,128
  ===========    ===========     ===========      ===========   ===========    ==========      ============      ===========

  $52,200,539    $24,485,286     $25,078,915      $46,982,908   $26,877,517    $5,274,054      $100,418,221      $10,868,128
  -----------    -----------     -----------      -----------   -----------    ----------      ------------      -----------
  $52,200,539    $24,485,286     $25,078,915      $46,982,908   $26,877,517    $5,274,054      $100,418,221      $10,868,128
  ===========    ===========     ===========      ===========   ===========    ==========      ============      ===========

   27,447,081     10,985,367      13,253,331       25,911,417    23,262,060     7,752,620        52,822,318        9,525,693
  ===========    ===========     ===========      ===========   ===========    ==========      ============      ===========

    1,810,806      3,755,412       1,191,964        2,949,335     2,459,059       173,603         7,329,797          415,925
  $     28.83    $      6.52     $     21.04      $     15.93   $     10.93    $    30.38      $      13.70      $     26.13
  $41,693,760    $24,590,328     $25,706,370      $37,555,012   $26,467,005    $4,469,497      $ 87,769,507      $ 8,409,119


                                                    SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
                               FTVIP FRANKLIN
                                SMALL-MID CAP                               ALLIANCEBERNSTEIN
 MFS(R) GROWTH     AMERICAN        GROWTH         PRUDENTIAL                  VPS LARGE CAP    PRUDENTIAL SP     JANUS ASPEN
SERIES - INITIAL  CENTURY VP  SECURITIES FUND - JENNISON 20/20  DAVIS VALUE GROWTH PORTFOLIO  SMALL CAP VALUE JANUS PORTFOLIO -
     CLASS        VALUE FUND       CLASS 2      FOCUS PORTFOLIO  PORTFOLIO       CLASS B         PORTFOLIO     SERVICE SHARES
---------------- -----------  ----------------- --------------- ----------- ----------------- --------------- -----------------
   01/01/2012     01/01/2012     01/01/2012       01/01/2012    01/01/2012     01/01/2012       01/01/2012       01/01/2012
       TO             TO             TO               TO            TO             TO               TO               TO
   12/31/2012     12/31/2012     12/31/2012       12/31/2012    12/31/2012     12/31/2012       12/31/2012       12/31/2012
---------------- -----------  ----------------- --------------- ----------- ----------------- --------------- -----------------

  $         0    $   474,000     $         0      $         0   $   441,187    $    1,646      $    466,567      $    48,733
  -----------    -----------     -----------      -----------   -----------    ----------      ------------      -----------


      741,216        347,272         365,809          688,370       394,668        75,359         1,651,853          185,458
  -----------    -----------     -----------      -----------   -----------    ----------      ------------      -----------

     (741,216)       126,728        (365,809)        (688,370)       46,519       (73,713)       (1,185,286)        (136,725)
  -----------    -----------     -----------      -----------   -----------    ----------      ------------      -----------

            0              0       1,860,334        1,728,644     1,617,612             0                 0          192,952

    1,200,185       (194,655)        (34,897)       1,526,303       252,071       128,319         1,336,669          475,134

    7,264,166      3,099,988         903,010        1,869,147     1,176,954       628,159        13,588,234        1,181,907
  -----------    -----------     -----------      -----------   -----------    ----------      ------------      -----------

    8,464,351      2,905,333       2,728,447        5,124,094     3,046,637       756,478        14,924,903        1,849,993
  -----------    -----------     -----------      -----------   -----------    ----------      ------------      -----------

  $ 7,723,135    $ 3,032,061     $ 2,362,638      $ 4,435,724   $ 3,093,156    $  682,765      $ 13,739,617      $ 1,713,268
  ===========    ===========     ===========      ===========   ===========    ==========      ============      ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A4

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2012

                                                                                SUBACCOUNTS
                                             ---------------------------------------------------------------------------------
                                              PRUDENTIAL SP                                          AST
                                                PRUDENTIAL     PRUDENTIAL SP    PRUDENTIAL SP   GOLDMAN SACHS    AST AMERICAN
                                              U.S. EMERGING    INTERNATIONAL    INTERNATIONAL     LARGE-CAP    CENTURY INCOME &
                                             GROWTH PORTFOLIO GROWTH PORTFOLIO VALUE PORTFOLIO VALUE PORTFOLIO GROWTH PORTFOLIO
                                             ---------------- ---------------- --------------- --------------- ----------------
ASSETS
  Investment in the portfolios, at fair
   value....................................   $124,761,094     $42,781,603      $39,627,680    $146,463,112     $         0
                                               ------------     -----------      -----------    ------------     -----------
  Net Assets................................   $124,761,094     $42,781,603      $39,627,680    $146,463,112     $         0
                                               ============     ===========      ===========    ============     ===========

NET ASSETS, representing:
  Accumulation units........................   $124,761,094     $42,781,603      $39,627,680    $146,463,112     $         0
                                               ------------     -----------      -----------    ------------     -----------
                                               $124,761,094     $42,781,603      $39,627,680    $146,463,112     $         0
                                               ============     ===========      ===========    ============     ===========

  Units outstanding.........................     59,367,402      30,107,489       25,837,223      13,354,606               0
                                               ============     ===========      ===========    ============     ===========

  Portfolio shares held.....................     14,799,655       8,072,000        5,986,054       8,312,322               0
  Portfolio net asset value per share.......   $       8.43     $      5.30      $      6.62    $      17.62     $         0
  Investment in portfolio shares, at
   cost.....................................   $104,705,156     $49,905,382      $47,949,437    $131,035,903     $         0

STATEMENT OF OPERATIONS
For the year ended December 31, 2012
                                                                                SUBACCOUNTS
                                             ---------------------------------------------------------------------------------
                                              PRUDENTIAL SP                                          AST
                                                PRUDENTIAL     PRUDENTIAL SP    PRUDENTIAL SP   GOLDMAN SACHS    AST AMERICAN
                                              U.S. EMERGING    INTERNATIONAL    INTERNATIONAL     LARGE-CAP    CENTURY INCOME &
                                             GROWTH PORTFOLIO GROWTH PORTFOLIO VALUE PORTFOLIO VALUE PORTFOLIO GROWTH PORTFOLIO
                                             ---------------- ---------------- --------------- --------------- ----------------
                                                01/01/2012       01/01/2012      01/01/2012      01/01/2012       01/01/2012
                                                    TO               TO              TO              TO               TO
                                                12/31/2012       12/31/2012      12/31/2012      12/31/2012      05/04/2012**
                                             ---------------- ---------------- --------------- --------------- ----------------
INVESTMENT INCOME
  Dividend income...........................   $    531,206     $   274,433      $ 1,057,699    $  1,272,089     $         0
                                               ------------     -----------      -----------    ------------     -----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration...........................      2,095,646         691,373          652,062       1,842,508         608,699
                                               ------------     -----------      -----------    ------------     -----------

NET INVESTMENT INCOME (LOSS)................     (1,564,440)       (416,940)         405,637        (570,419)       (608,699)
                                               ------------     -----------      -----------    ------------     -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received......      9,152,392               0                0               0               0
  Realized gain (loss) on shares
   redeemed.................................      4,243,995      (2,365,372)      (2,445,150)      1,638,560      10,670,940
  Net change in unrealized gain (loss) on
   investments..............................      6,602,451      10,740,720        7,610,922      16,754,686      (3,042,526)
                                               ------------     -----------      -----------    ------------     -----------

NET GAIN (LOSS) ON INVESTMENTS..............     19,998,838       8,375,348        5,165,772      18,393,246       7,628,414
                                               ------------     -----------      -----------    ------------     -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS...............................   $ 18,434,398     $ 7,958,408      $ 5,571,409    $ 17,822,827     $ 7,019,715
                                               ============     ===========      ===========    ============     ===========

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A5

                                                   SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------
 AST SCHRODERS                  AST J.P. MORGAN
  MULTI-ASSET      AST COHEN &     STRATEGIC                                    AST FEDERATED
WORLD STRATEGIES  STEERS REALTY  OPPORTUNITIES   AST BLACKROCK  AST HIGH YIELD    AGGRESSIVE      AST MID-CAP    AST SMALL-CAP
   PORTFOLIO        PORTFOLIO      PORTFOLIO    VALUE PORTFOLIO   PORTFOLIO    GROWTH PORTFOLIO VALUE PORTFOLIO VALUE PORTFOLIO
----------------  ------------- --------------- --------------- -------------- ---------------- --------------- ---------------
 $2,231,745,385   $173,091,971  $1,364,557,865   $115,121,599    $211,915,636    $116,289,649     $73,923,988     $73,640,641
 --------------   ------------  --------------   ------------    ------------    ------------     -----------     -----------
 $2,231,745,385   $173,091,971  $1,364,557,865   $115,121,599    $211,915,636    $116,289,649     $73,923,988     $73,640,641
 ==============   ============  ==============   ============    ============    ============     ===========     ===========

 $2,231,745,385   $173,091,971  $1,364,557,865   $115,121,599    $211,915,636    $116,289,649     $73,923,988     $73,640,641
 --------------   ------------  --------------   ------------    ------------    ------------     -----------     -----------
 $2,231,745,385   $173,091,971  $1,364,557,865   $115,121,599    $211,915,636    $116,289,649     $73,923,988     $73,640,641
 ==============   ============  ==============   ============    ============    ============     ===========     ===========

    199,001,809     12,446,035     118,656,687     10,222,825      17,068,933       9,818,251       5,850,124       6,003,052
 ==============   ============  ==============   ============    ============    ============     ===========     ===========

    161,369,876     23,582,012      97,121,556     12,079,916      27,665,227      12,075,768       5,512,602       4,935,700
 $        13.83   $       7.34  $        14.05   $       9.53    $       7.66    $       9.63     $     13.41     $     14.92

 $2,110,373,728   $159,641,115  $1,261,763,292   $107,836,963    $202,238,106    $109,470,096     $66,241,032     $65,316,420


                                                   SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------
 AST SCHRODERS                  AST J.P. MORGAN
  MULTI-ASSET      AST COHEN &     STRATEGIC                                    AST FEDERATED
WORLD STRATEGIES  STEERS REALTY  OPPORTUNITIES   AST BLACKROCK  AST HIGH YIELD    AGGRESSIVE      AST MID-CAP    AST SMALL-CAP
   PORTFOLIO        PORTFOLIO      PORTFOLIO    VALUE PORTFOLIO   PORTFOLIO    GROWTH PORTFOLIO VALUE PORTFOLIO VALUE PORTFOLIO
----------------  ------------- --------------- --------------- -------------- ---------------- --------------- ---------------
   01/01/2012      01/01/2012     01/01/2012      01/01/2012      01/01/2012      01/01/2012      01/01/2012      01/01/2012
       TO              TO             TO              TO              TO              TO              TO              TO
   12/31/2012      12/31/2012     12/31/2012      12/31/2012      12/31/2012      12/31/2012      12/31/2012      12/31/2012
----------------  ------------- --------------- --------------- -------------- ---------------- --------------- ---------------

 $   37,649,487   $  1,812,938  $   15,992,931   $    986,058    $  9,439,955    $          0     $   268,628     $   263,434
 --------------   ------------  --------------   ------------    ------------    ------------     -----------     -----------

     33,027,311      2,402,334      19,003,674      1,559,096       2,716,579       1,627,921       1,061,978       1,089,975
 --------------   ------------  --------------   ------------    ------------    ------------     -----------     -----------

      4,622,176       (589,396)     (3,010,743)      (573,038)      6,723,376      (1,627,921)       (793,350)       (826,541)
 --------------   ------------  --------------   ------------    ------------    ------------     -----------     -----------

              0              0               0              0               0               0         238,963               0
      9,326,359      2,735,354       8,666,923         97,410       1,554,007       1,721,094       1,209,385       1,187,975
    135,323,195     11,625,507      79,861,286      8,663,040       9,279,155      10,774,462       7,019,423       7,590,191
 --------------   ------------  --------------   ------------    ------------    ------------     -----------     -----------

    144,649,554     14,360,861      88,528,209      8,760,450      10,833,162      12,495,556       8,467,771       8,778,166
 --------------   ------------  --------------   ------------    ------------    ------------     -----------     -----------

 $  149,271,730   $ 13,771,465  $   85,517,466   $  8,187,412    $ 17,556,538    $ 10,867,635     $ 7,674,421     $ 7,951,625
 ==============   ============  ==============   ============    ============    ============     ===========     ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A6

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2012

                                                                                SUBACCOUNTS
                                             --------------------------------------------------------------------------------
                                               AST GOLDMAN
                                                  SACHS         AST GOLDMAN                    AST LORD ABBETT   AST MARSICO
                                               CONCENTRATED    SACHS MID-CAP    AST LARGE-CAP     CORE FIXED    CAPITAL GROWTH
                                             GROWTH PORTFOLIO GROWTH PORTFOLIO VALUE PORTFOLIO INCOME PORTFOLIO   PORTFOLIO
                                             ---------------- ---------------- --------------- ---------------- --------------
ASSETS
  Investment in the portfolios, at fair
   value....................................   $114,811,737     $182,448,265    $236,677,868     $513,536,147    $195,765,101
                                               ------------     ------------    ------------     ------------    ------------
  Net Assets................................   $114,811,737     $182,448,265    $236,677,868     $513,536,147    $195,765,101
                                               ============     ============    ============     ============    ============

NET ASSETS, representing:
  Accumulation units........................   $114,811,737     $182,448,265    $236,677,868     $513,536,147    $195,765,101
                                               ------------     ------------    ------------     ------------    ------------
                                               $114,811,737     $182,448,265    $236,677,868     $513,536,147    $195,765,101
                                               ============     ============    ============     ============    ============

  Units outstanding.........................      9,485,632       13,956,345      22,984,462       43,059,995      16,938,867
                                               ============     ============    ============     ============    ============

  Portfolio shares held.....................      3,663,425       34,752,050      16,667,455       44,655,317       9,165,033
  Portfolio net asset value per share.......   $      31.34     $       5.25    $      14.20     $      11.50    $      21.36
  Investment in portfolio shares, at
   cost.....................................   $102,758,679     $176,311,333    $228,024,951     $502,053,341    $183,226,153

STATEMENT OF OPERATIONS
For the year ended December 31, 2012
                                                                                SUBACCOUNTS
                                             --------------------------------------------------------------------------------
                                               AST GOLDMAN
                                                  SACHS         AST GOLDMAN                    AST LORD ABBETT   AST MARSICO
                                               CONCENTRATED    SACHS MID-CAP    AST LARGE-CAP     CORE FIXED    CAPITAL GROWTH
                                             GROWTH PORTFOLIO GROWTH PORTFOLIO VALUE PORTFOLIO INCOME PORTFOLIO   PORTFOLIO
                                             ---------------- ---------------- --------------- ---------------- --------------
                                                01/01/2012       01/01/2012      01/01/2012       01/01/2012      01/01/2012
                                                    TO               TO              TO               TO              TO
                                                12/31/2012       12/31/2012      12/31/2012       12/31/2012      12/31/2012
                                             ---------------- ---------------- --------------- ---------------- --------------
INVESTMENT INCOME
  Dividend income...........................   $    205,931     $          0    $  5,456,975     $  4,451,670    $    649,069
                                               ------------     ------------    ------------     ------------    ------------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration...........................      1,545,741        2,577,001       2,138,949        5,912,598       2,726,324
                                               ------------     ------------    ------------     ------------    ------------

NET INVESTMENT INCOME (LOSS)................     (1,339,810)      (2,577,001)      3,318,026       (1,460,928)     (2,077,255)
                                               ------------     ------------    ------------     ------------    ------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received......              0       15,280,871               0       10,589,180               0
  Realized gain (loss) on shares
   redeemed.................................      2,905,946        2,013,782        (909,662)       2,648,826       3,364,048
  Net change in unrealized gain (loss) on
   investments..............................     10,352,150        4,227,579      19,816,265        4,134,588      11,097,099
                                               ------------     ------------    ------------     ------------    ------------

NET GAIN (LOSS) ON INVESTMENTS..............     13,258,096       21,522,232      18,906,603       17,372,594      14,461,147
                                               ------------     ------------    ------------     ------------    ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS...............................   $ 11,918,286     $ 18,945,231    $ 22,224,629     $ 15,911,666    $ 12,383,892
                                               ============     ============    ============     ============    ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A7

                                                 SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------
                                AST NEUBERGER                       AST                          AST              AST
    AST         AST NEUBERGER    BERMAN/LSV      AST PIMCO     T. ROWE PRICE  AST QMA US    T. ROWE PRICE    T. ROWE PRICE
 MFS GROWTH     BERMAN MID-CAP  MID-CAP VALUE LIMITED MATURITY EQUITY INCOME EQUITY ALPHA NATURAL RESOURCES ASSET ALLOCATION
 PORTFOLIO     GROWTH PORTFOLIO   PORTFOLIO    BOND PORTFOLIO    PORTFOLIO    PORTFOLIO       PORTFOLIO        PORTFOLIO
-----------    ---------------- ------------- ---------------- ------------- ------------ ----------------- ----------------
$74,107,407      $192,773,589   $142,066,640    $218,836,656   $206,693,201  $67,691,889    $313,814,565     $5,131,917,076
-----------      ------------   ------------    ------------   ------------  -----------    ------------     --------------
$74,107,407      $192,773,589   $142,066,640    $218,836,656   $206,693,201  $67,691,889    $313,814,565     $5,131,917,076
===========      ============   ============    ============   ============  ===========    ============     ==============

$74,107,407      $192,773,589   $142,066,640    $218,836,656   $206,693,201  $67,691,889    $313,814,565     $5,131,917,076
-----------      ------------   ------------    ------------   ------------  -----------    ------------     --------------
$74,107,407      $192,773,589   $142,066,640    $218,836,656   $206,693,201  $67,691,889    $313,814,565     $5,131,917,076
===========      ============   ============    ============   ============  ===========    ============     ==============

  6,309,389        15,458,233     11,617,746      20,118,049     19,042,134    5,426,681      30,858,079        427,079,323
===========      ============   ============    ============   ============  ===========    ============     ==============

  6,634,504         7,897,320      8,381,513      20,683,994     21,757,179    4,977,345      15,929,673        269,109,443
$     11.17      $      24.41   $      16.95    $      10.58   $       9.50  $     13.60    $      19.70     $        19.07

$67,734,819      $178,743,631   $127,326,050    $218,780,004   $189,736,148  $61,906,171    $322,090,929     $4,720,137,286


                                                 SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------
                                AST NEUBERGER                       AST                          AST              AST
    AST         AST NEUBERGER    BERMAN/LSV      AST PIMCO     T. ROWE PRICE  AST QMA US    T. ROWE PRICE    T. ROWE PRICE
 MFS GROWTH     BERMAN MID-CAP  MID-CAP VALUE LIMITED MATURITY EQUITY INCOME EQUITY ALPHA NATURAL RESOURCES ASSET ALLOCATION
 PORTFOLIO     GROWTH PORTFOLIO   PORTFOLIO    BOND PORTFOLIO    PORTFOLIO    PORTFOLIO       PORTFOLIO        PORTFOLIO
-----------    ---------------- ------------- ---------------- ------------- ------------ ----------------- ----------------
 01/01/2012       01/01/2012     01/01/2012      01/01/2012     01/01/2012    01/01/2012     01/01/2012        01/01/2012
     TO               TO             TO              TO             TO            TO             TO                TO
 12/31/2012       12/31/2012     12/31/2012      12/31/2012     12/31/2012    12/31/2012     12/31/2012        12/31/2012
-----------    ---------------- ------------- ---------------- ------------- ------------ ----------------- ----------------

$         0      $          0   $  1,153,629    $  2,366,033   $    248,807  $   362,661    $  1,170,832     $   46,995,511
-----------      ------------   ------------    ------------   ------------  -----------    ------------     --------------

    896,568         2,509,306      2,080,614       3,362,560      1,894,703      854,572       4,900,175         64,708,052
-----------      ------------   ------------    ------------   ------------  -----------    ------------     --------------

   (896,568)       (2,509,306)      (926,985)       (996,527)    (1,645,896)    (491,911)     (3,729,343)       (17,712,541)
-----------      ------------   ------------    ------------   ------------  -----------    ------------     --------------

          0                 0              0       5,802,893              0            0               0         29,797,616
  1,714,991         3,329,132      2,292,364          12,510      1,249,475    1,271,664     (10,768,110)        32,392,553
  5,500,044        10,508,566     13,563,227         766,456     16,518,203    5,136,374      14,469,280        321,836,198
-----------      ------------   ------------    ------------   ------------  -----------    ------------     --------------

  7,215,035        13,837,698     15,855,591       6,581,859     17,767,678    6,408,038       3,701,170        384,026,367
-----------      ------------   ------------    ------------   ------------  -----------    ------------     --------------

$ 6,318,467      $ 11,328,392   $ 14,928,606    $  5,585,332   $ 16,121,782  $ 5,916,127    $    (28,173)    $  366,313,826
===========      ============   ============    ============   ============  ===========    ============     ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A8

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2012

                                                                              SUBACCOUNTS
                                             ----------------------------------------------------------------------------
                                                                                                  AST
                                                                                    AST       WELLINGTON    AST CAPITAL
                                                                AST JPMORGAN   T. ROWE PRICE  MANAGEMENT    GROWTH ASSET
                                              AST MFS GLOBAL   INTERNATIONAL    GLOBAL BOND  HEDGED EQUITY   ALLOCATION
                                             EQUITY PORTFOLIO EQUITY PORTFOLIO   PORTFOLIO     PORTFOLIO     PORTFOLIO
                                             ---------------- ---------------- ------------- ------------- --------------
ASSETS
  Investment in the portfolios, at fair
   value....................................   $188,578,884     $159,507,068   $196,194,443  $604,520,999  $4,452,562,863
                                               ------------     ------------   ------------  ------------  --------------
  Net Assets................................   $188,578,884     $159,507,068   $196,194,443  $604,520,999  $4,452,562,863
                                               ============     ============   ============  ============  ==============

NET ASSETS, representing:
  Accumulation units........................   $188,578,884     $159,507,068   $196,194,443  $604,520,999  $4,452,562,863
                                               ------------     ------------   ------------  ------------  --------------
                                               $188,578,884     $159,507,068   $196,194,443  $604,520,999  $4,452,562,863
                                               ============     ============   ============  ============  ==============

  Units outstanding.........................     15,071,995       14,336,993     17,787,754    62,039,064     393,993,551
                                               ============     ============   ============  ============  ==============

  Portfolio shares held.....................     15,887,016        7,185,003     17,533,015    60,755,879     389,891,669
  Portfolio net asset value per share.......   $      11.87     $      22.20   $      11.19  $       9.95  $        11.42
  Investment in portfolio shares, at
   cost.....................................   $166,436,693     $142,364,717   $195,170,551  $566,681,907  $4,091,128,365

STATEMENT OF OPERATIONS
For the year ended December 31, 2012
                                                                              SUBACCOUNTS
                                             ----------------------------------------------------------------------------
                                                                                                  AST
                                                                                    AST       WELLINGTON    AST CAPITAL
                                                                AST JPMORGAN   T. ROWE PRICE  MANAGEMENT    GROWTH ASSET
                                              AST MFS GLOBAL   INTERNATIONAL    GLOBAL BOND  HEDGED EQUITY   ALLOCATION
                                             EQUITY PORTFOLIO EQUITY PORTFOLIO   PORTFOLIO     PORTFOLIO     PORTFOLIO
                                             ---------------- ---------------- ------------- ------------- --------------
                                                01/01/2012       01/01/2012     01/01/2012    01/01/2012     01/01/2012
                                                    TO               TO             TO            TO             TO
                                                12/31/2012       12/31/2012     12/31/2012    12/31/2012     12/31/2012
                                             ---------------- ---------------- ------------- ------------- --------------
INVESTMENT INCOME
  Dividend income...........................   $  1,438,396     $  2,214,646   $  3,823,549  $  1,174,688  $   30,694,511
                                               ------------     ------------   ------------  ------------  --------------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration...........................      2,311,391        2,190,216      2,520,993     7,680,015      68,211,221
                                               ------------     ------------   ------------  ------------  --------------

NET INVESTMENT INCOME (LOSS)................       (872,995)          24,430      1,302,556    (6,505,327)    (37,516,710)
                                               ------------     ------------   ------------  ------------  --------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received......              0                0      2,660,446             0               0
  Realized gain (loss) on shares
   redeemed.................................      2,229,602          (12,503)        63,533     2,933,534      60,264,387
  Net change in unrealized gain (loss) on
   investments..............................     22,990,310       21,686,262      1,446,493    35,274,370     339,364,006
                                               ------------     ------------   ------------  ------------  --------------

NET GAIN (LOSS) ON INVESTMENTS..............     25,219,912       21,673,759      4,170,472    38,207,904     399,628,393
                                               ------------     ------------   ------------  ------------  --------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS...............................   $ 24,346,917     $ 21,698,189   $  5,473,028  $ 31,702,577  $  362,111,683
                                               ============     ============   ============  ============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A9

                                                  SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
 AST ACADEMIC                          AST                        AST FIRST TRUST                      AST
  STRATEGIES       AST BALANCED    PRESERVATION   AST FIRST TRUST     CAPITAL                     T. ROWE PRICE
    ASSET             ASSET           ASSET          BALANCED      APPRECIATION    AST ADVANCED     LARGE-CAP       AST
  ALLOCATION        ALLOCATION      ALLOCATION        TARGET          TARGET        STRATEGIES       GROWTH     MONEY MARKET
  PORTFOLIO         PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO    PORTFOLIO
--------------    --------------  --------------  --------------- --------------- --------------  ------------- ------------
$3,909,210,196    $5,203,726,391  $4,290,630,408  $2,406,115,086  $2,804,355,690  $4,121,284,090  $334,819,860  $240,223,779
--------------    --------------  --------------  --------------  --------------  --------------  ------------  ------------
$3,909,210,196    $5,203,726,391  $4,290,630,408  $2,406,115,086  $2,804,355,690  $4,121,284,090  $334,819,860  $240,223,779
==============    ==============  ==============  ==============  ==============  ==============  ============  ============

$3,909,210,196    $5,203,726,391  $4,290,630,408  $2,406,115,086  $2,804,355,690  $4,121,284,090  $334,819,860  $240,223,779
--------------    --------------  --------------  --------------  --------------  --------------  ------------  ------------
$3,909,210,196    $5,203,726,391  $4,290,630,408  $2,406,115,086  $2,804,355,690  $4,121,284,090  $334,819,860  $240,223,779
==============    ==============  ==============  ==============  ==============  ==============  ============  ============

   347,097,295       451,333,466     367,593,732     211,694,110     248,629,701     343,975,841    26,918,480    24,862,519
==============    ==============  ==============  ==============  ==============  ==============  ============  ============

   342,013,141       443,625,438     356,068,914     235,201,866     274,398,796     341,165,902    23,397,614   240,223,779
$        11.43    $        11.73  $        12.05  $        10.23  $        10.22  $        12.08  $      14.31  $       1.00

$3,590,212,405    $4,774,713,379  $4,058,184,011  $2,255,472,654  $2,639,559,671  $3,783,884,636  $301,663,535  $240,223,779


                                                  SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
 AST ACADEMIC                          AST                        AST FIRST TRUST                      AST
  STRATEGIES       AST BALANCED    PRESERVATION   AST FIRST TRUST     CAPITAL                     T. ROWE PRICE
    ASSET             ASSET           ASSET          BALANCED      APPRECIATION    AST ADVANCED     LARGE-CAP       AST
  ALLOCATION        ALLOCATION      ALLOCATION        TARGET          TARGET        STRATEGIES       GROWTH     MONEY MARKET
  PORTFOLIO         PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO    PORTFOLIO
--------------    --------------  --------------  --------------- --------------- --------------  ------------- ------------
  01/01/2012        01/01/2012      01/01/2012      01/01/2012      01/01/2012      01/01/2012     01/01/2012    01/01/2012
      TO                TO              TO              TO              TO              TO             TO            TO
  12/31/2012        12/31/2012      12/31/2012      12/31/2012      12/31/2012      12/31/2012     12/31/2012    12/31/2012
--------------    --------------  --------------  --------------- --------------- --------------  ------------- ------------

$   33,678,414    $   42,496,480  $   39,125,233  $   36,639,381  $   29,262,796  $   40,433,543  $          0  $     21,947
--------------    --------------  --------------  --------------  --------------  --------------  ------------  ------------

    61,057,103        77,732,858      62,557,550      32,751,656      38,465,826      53,840,386     4,749,523     3,846,861
--------------    --------------  --------------  --------------  --------------  --------------  ------------  ------------

   (27,378,689)      (35,236,378)    (23,432,317)      3,887,725      (9,203,030)    (13,406,843)   (4,749,523)   (3,824,914)
--------------    --------------  --------------  --------------  --------------  --------------  ------------  ------------

             0       136,031,447     202,805,107               0               0      10,698,188             0             0
    37,841,906        55,991,008      22,398,416      10,191,212      16,761,219      31,428,121     7,268,215             0
   303,989,656       253,561,113      73,823,567     127,264,222     174,991,851     278,376,605    27,292,214             0
--------------    --------------  --------------  --------------  --------------  --------------  ------------  ------------

   341,831,562       445,583,568     299,027,090     137,455,434     191,753,070     320,502,914    34,560,429             0
--------------    --------------  --------------  --------------  --------------  --------------  ------------  ------------

$  314,452,873    $  410,347,190  $  275,594,773  $  141,343,159  $  182,550,040  $  307,096,071  $ 29,810,906  $ (3,824,914)
==============    ==============  ==============  ==============  ==============  ==============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A10

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2012

                                                                          SUBACCOUNTS
                                             --------------------------------------------------------------------
                                                 AST            AST            AST           AST          NVIT
                                              SMALL-CAP     PIMCO TOTAL   INTERNATIONAL INTERNATIONAL  DEVELOPING
                                                GROWTH      RETURN BOND       VALUE        GROWTH       MARKETS
                                              PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO       FUND
                                             ------------  -------------- ------------- ------------- -----------
ASSETS
  Investment in the portfolios, at fair
   value.................................... $133,149,033  $2,382,349,712  $70,251,079  $167,285,282  $13,170,440
                                             ------------  --------------  -----------  ------------  -----------
  Net Assets................................ $133,149,033  $2,382,349,712  $70,251,079  $167,285,282  $13,170,440
                                             ============  ==============  ===========  ============  ===========

NET ASSETS, representing:
  Accumulation units........................ $133,149,033  $2,382,349,712  $70,251,079  $167,285,282  $13,170,440
                                             ------------  --------------  -----------  ------------  -----------
                                             $133,149,033  $2,382,349,712  $70,251,079  $167,285,282  $13,170,440
                                             ============  ==============  ===========  ============  ===========

  Units outstanding.........................    9,973,084     205,774,079    6,716,213    16,432,762      882,429
                                             ============  ==============  ===========  ============  ===========

  Portfolio shares held.....................    5,875,950     190,283,523    4,573,638    14,104,999    2,090,546
  Portfolio net asset value per share....... $      22.66  $        12.52  $     15.36  $      11.86  $      6.30
  Investment in portfolio shares, at
   cost..................................... $119,379,254  $2,297,124,400  $65,749,994  $151,139,622  $15,951,753

STATEMENT OF OPERATIONS
For the year ended December 31, 2012
                                                                          SUBACCOUNTS
                                             --------------------------------------------------------------------
                                                 AST            AST            AST           AST          NVIT
                                              SMALL-CAP     PIMCO TOTAL   INTERNATIONAL INTERNATIONAL  DEVELOPING
                                                GROWTH      RETURN BOND       VALUE        GROWTH       MARKETS
                                              PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO       FUND
                                             ------------  -------------- ------------- ------------- -----------
                                              01/01/2012    01/01/2012     01/01/2012    01/01/2012    01/01/2012
                                                  TO            TO             TO            TO            TO
                                              12/31/2012    12/31/2012     12/31/2012    12/31/2012    12/31/2012
                                             ------------  -------------- ------------- ------------- -----------
INVESTMENT INCOME
  Dividend income........................... $          0  $   51,604,119  $ 1,284,194  $  1,249,533  $    13,036
                                             ------------  --------------  -----------  ------------  -----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration...........................    2,103,651      33,865,614    1,007,363     1,516,664      228,251
                                             ------------  --------------  -----------  ------------  -----------

NET INVESTMENT INCOME (LOSS)................   (2,103,651)     17,738,505      276,831      (267,131)    (215,215)
                                             ------------  --------------  -----------  ------------  -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received......            0      20,653,708            0             0            0
  Realized gain (loss) on shares
   redeemed.................................    2,508,100      11,411,190     (832,761)      107,009   (1,053,696)
  Net change in unrealized gain (loss) on
   investments..............................    8,049,866      89,383,140    8,015,700    19,507,288    3,139,075
                                             ------------  --------------  -----------  ------------  -----------

NET GAIN (LOSS) ON INVESTMENTS..............   10,557,966     121,448,038    7,182,939    19,614,297    2,085,379
                                             ------------  --------------  -----------  ------------  -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS............................... $  8,454,315  $  139,186,543  $ 7,459,770  $ 19,347,166  $ 1,870,164
                                             ============  ==============  ===========  ============  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A11

                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
     AST                                                                     AST PARAMETRIC    FRANKLIN
  INVESTMENT        AST WESTERN                                 AST GLOBAL      EMERGING     TEMPLETON VIP    AST GOLDMAN
  GRADE BOND      ASSET CORE PLUS    AST BOND       AST BOND    REAL ESTATE  MARKETS EQUITY FOUNDING FUNDS  SACHS SMALL-CAP
  PORTFOLIO       BOND PORTFOLIO  PORTFOLIO 2018 PORTFOLIO 2019  PORTFOLIO     PORTFOLIO    ALLOCATION FUND VALUE PORTFOLIO
--------------    --------------- -------------- -------------- -----------  -------------- --------------- ---------------
$3,143,918,174     $422,608,768    $168,636,741   $29,834,393   $72,228,461   $220,457,637   $          0    $192,755,526
--------------     ------------    ------------   -----------   -----------   ------------   ------------    ------------
$3,143,918,174     $422,608,768    $168,636,741   $29,834,393   $72,228,461   $220,457,637   $          0    $192,755,526
==============     ============    ============   ===========   ===========   ============   ============    ============

$3,143,918,174     $422,608,768    $168,636,741   $29,834,393   $72,228,461   $220,457,637   $          0    $192,755,526
--------------     ------------    ------------   -----------   -----------   ------------   ------------    ------------
$3,143,918,174     $422,608,768    $168,636,741   $29,834,393   $72,228,461   $220,457,637   $          0    $192,755,526
==============     ============    ============   ===========   ===========   ============   ============    ============

   240,121,532       36,399,377      13,760,511     2,326,700     5,471,216     20,908,701              0      14,958,208
==============     ============    ============   ===========   ===========   ============   ============    ============

   476,351,238       39,422,460      13,588,778     2,882,550     7,659,434     24,632,138              0      15,917,054
$         6.60     $      10.72    $      12.41   $     10.35   $      9.43   $       8.95   $          0    $      12.11

$3,084,289,013     $417,443,439    $158,775,155   $30,786,368   $63,592,563   $208,463,196   $          0    $172,056,295


                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
     AST                                                                     AST PARAMETRIC    FRANKLIN
  INVESTMENT        AST WESTERN                                 AST GLOBAL      EMERGING     TEMPLETON VIP    AST GOLDMAN
  GRADE BOND      ASSET CORE PLUS    AST BOND       AST BOND    REAL ESTATE  MARKETS EQUITY FOUNDING FUNDS  SACHS SMALL-CAP
  PORTFOLIO       BOND PORTFOLIO  PORTFOLIO 2018 PORTFOLIO 2019  PORTFOLIO     PORTFOLIO    ALLOCATION FUND VALUE PORTFOLIO
--------------    --------------- -------------- -------------- -----------  -------------- --------------- ---------------
  01/01/2012        01/01/2012      01/01/2012     01/01/2012   01/01/2012     01/01/2012     01/01/2012      01/01/2012
      TO                TO              TO             TO           TO             TO             TO              TO
  12/31/2012        12/31/2012      12/31/2012     12/31/2012   12/31/2012     12/31/2012    09/21/2012**     12/31/2012
--------------    --------------- -------------- -------------- -----------  -------------- --------------- ---------------

$   55,641,984     $ 11,797,936    $    823,929   $   146,059   $   680,713   $  2,051,214   $ 52,811,856    $    762,100
--------------     ------------    ------------   -----------   -----------   ------------   ------------    ------------

    70,649,616        6,164,037       3,763,327       362,788       851,613      3,220,993     21,682,926       2,588,810
--------------     ------------    ------------   -----------   -----------   ------------   ------------    ------------

   (15,007,632)       5,633,899      (2,939,398)     (216,729)     (170,900)    (1,169,779)    31,128,930      (1,826,710)
--------------     ------------    ------------   -----------   -----------   ------------   ------------    ------------

    63,330,220       12,073,221         905,416     1,837,892             0      2,819,500              0               0
   391,554,490        2,419,429       3,547,152      (302,431)      928,253     (2,928,625)   170,592,319       3,259,583
   (94,205,140)         (24,688)      4,469,013      (807,520)    9,128,406     24,696,336    (19,805,682)     15,124,203
--------------     ------------    ------------   -----------   -----------   ------------   ------------    ------------

   360,679,570       14,467,962       8,921,581       727,941    10,056,659     24,587,211    150,786,637      18,383,786
--------------     ------------    ------------   -----------   -----------   ------------   ------------    ------------

$  345,671,938     $ 20,101,861    $  5,982,183   $   511,212   $ 9,885,759   $ 23,417,432   $181,915,567    $ 16,557,076
==============     ============    ============   ===========   ===========   ============   ============    ============

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A12

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2012

                                                                                SUBACCOUNTS
                                             --------------------------------------------------------------------------------
                                                                AST CLS                       AST HORIZON
                                              AST SCHRODERS  MODERATE ASSET  AST J.P. MORGAN MODERATE ASSET  AST FI PYRAMIS(R)
                                             GLOBAL TACTICAL   ALLOCATION    GLOBAL THEMATIC   ALLOCATION    ASSET ALLOCATION
                                                PORTFOLIO      PORTFOLIO        PORTFOLIO      PORTFOLIO         PORTFOLIO
                                             --------------- --------------  --------------- --------------  -----------------
ASSETS
  Investment in the portfolios, at fair
   value.................................... $2,100,412,423  $2,470,812,204  $1,521,500,301  $1,608,378,908   $1,323,739,338
                                             --------------  --------------  --------------  --------------   --------------
  Net Assets................................ $2,100,412,423  $2,470,812,204  $1,521,500,301  $1,608,378,908   $1,323,739,338
                                             ==============  ==============  ==============  ==============   ==============

NET ASSETS, representing:
  Accumulation units........................ $2,100,412,423  $2,470,812,204  $1,521,500,301  $1,608,378,908   $1,323,739,338
                                             --------------  --------------  --------------  --------------   --------------
                                             $2,100,412,423  $2,470,812,204  $1,521,500,301  $1,608,378,908   $1,323,739,338
                                             ==============  ==============  ==============  ==============   ==============

  Units outstanding.........................    178,381,363     221,185,811     129,515,188     142,916,661      113,954,635
                                             ==============  ==============  ==============  ==============   ==============

  Portfolio shares held.....................    177,249,994     241,999,236     140,749,334     151,877,140      125,354,104
  Portfolio net asset value per share....... $        11.85  $        10.21  $        10.81  $        10.59   $        10.56
  Investment in portfolio shares, at
   cost..................................... $1,925,363,569  $2,357,645,677  $1,407,128,198  $1,535,178,225   $1,229,956,465

STATEMENT OF OPERATIONS
For the year ended December 31, 2012
                                                                                SUBACCOUNTS
                                             --------------------------------------------------------------------------------
                                                                AST CLS                       AST HORIZON
                                              AST SCHRODERS  MODERATE ASSET  AST J.P. MORGAN MODERATE ASSET  AST FI PYRAMIS(R)
                                             GLOBAL TACTICAL   ALLOCATION    GLOBAL THEMATIC   ALLOCATION    ASSET ALLOCATION
                                                PORTFOLIO      PORTFOLIO        PORTFOLIO      PORTFOLIO         PORTFOLIO
                                             --------------- --------------  --------------- --------------  -----------------
                                               01/01/2012      01/01/2012      01/01/2012      01/01/2012       01/01/2012
                                                   TO              TO              TO              TO               TO
                                               12/31/2012      12/31/2012      12/31/2012      12/31/2012       12/31/2012
                                             --------------- --------------  --------------- --------------  -----------------
INVESTMENT INCOME
  Dividend income........................... $    7,408,639  $   10,017,880  $    5,354,290  $    7,648,447   $    4,907,810
                                             --------------  --------------  --------------  --------------   --------------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration...........................     26,898,146      31,650,127      19,846,061      22,189,011       16,828,886
                                             --------------  --------------  --------------  --------------   --------------

NET INVESTMENT INCOME (LOSS)................    (19,489,507)    (21,632,247)    (14,491,771)    (14,540,564)     (11,921,076)
                                             --------------  --------------  --------------  --------------   --------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received......      7,348,892      47,180,985       7,129,301      33,135,636                0
  Realized gain (loss) on shares
   redeemed.................................     25,928,614      11,951,175      11,266,736       5,983,487        7,412,566
  Net change in unrealized gain (loss) on
   investments..............................    162,686,608      94,007,529     108,250,741      67,217,603       96,031,943
                                             --------------  --------------  --------------  --------------   --------------

NET GAIN (LOSS) ON INVESTMENTS..............    195,964,114     153,139,689     126,646,778     106,336,726      103,444,509
                                             --------------  --------------  --------------  --------------   --------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS............................... $  176,474,607  $  131,507,442  $  112,155,007  $   91,796,162   $   91,523,433
                                             ==============  ==============  ==============  ==============   ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A13

                                   SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------
PROFUND VP    PROFUND VP                                      PROFUND VP PROFUND VP
 CONSUMER   CONSUMER GOODS PROFUND VP PROFUND VP  PROFUND VP   MID-CAP    MID-CAP   PROFUND VP
 SERVICES     PORTFOLIO    FINANCIALS HEALTH CARE INDUSTRIALS   GROWTH     VALUE    REAL ESTATE
----------  -------------- ---------- ----------- ----------- ---------- ---------- -----------
 $176,975      $423,964     $895,242  $1,228,303   $268,622    $372,960   $645,350   $495,813
 --------      --------     --------  ----------   --------    --------   --------   --------
 $176,975      $423,964     $895,242  $1,228,303   $268,622    $372,960   $645,350   $495,813
 ========      ========     ========  ==========   ========    ========   ========   ========

 $176,975      $423,964     $895,242  $1,228,303   $268,622    $372,960   $645,350   $495,813
 --------      --------     --------  ----------   --------    --------   --------   --------
 $176,975      $423,964     $895,242  $1,228,303   $268,622    $372,960   $645,350   $495,813
 ========      ========     ========  ==========   ========    ========   ========   ========

   12,519        33,923      114,536      98,053     25,372      31,893     56,486     47,844
 ========      ========     ========  ==========   ========    ========   ========   ========

    4,311        10,562       42,089      33,090      6,448       9,730     22,223      9,592
 $  41.05      $  40.14     $  21.27  $    37.12   $  41.66    $  38.33   $  29.04   $  51.69

 $156,396      $385,220     $793,206  $1,053,162   $229,056    $341,693   $556,288   $429,210


                                   SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------
PROFUND VP    PROFUND VP                                      PROFUND VP PROFUND VP
 CONSUMER   CONSUMER GOODS PROFUND VP PROFUND VP  PROFUND VP   MID-CAP    MID-CAP   PROFUND VP
 SERVICES     PORTFOLIO    FINANCIALS HEALTH CARE INDUSTRIALS   GROWTH     VALUE    REAL ESTATE
----------  -------------- ---------- ----------- ----------- ---------- ---------- -----------
01/01/2012    01/01/2012   01/01/2012 01/01/2012  01/01/2012  01/01/2012 01/01/2012 01/01/2012
    TO            TO           TO         TO          TO          TO         TO         TO
12/31/2012    12/31/2012   12/31/2012 12/31/2012  12/31/2012  12/31/2012 12/31/2012 12/31/2012
----------  -------------- ---------- ----------- ----------- ---------- ---------- -----------

 $      0      $  3,576     $    907  $    4,387   $    707    $      0   $  1,132   $ 12,962
 --------      --------     --------  ----------   --------    --------   --------   --------

    1,388         5,262       10,923      15,093      3,271       6,297      7,783      8,288
 --------      --------     --------  ----------   --------    --------   --------   --------

   (1,388)       (1,686)     (10,016)    (10,706)    (2,564)     (6,297)    (6,651)     4,674
 --------      --------     --------  ----------   --------    --------   --------   --------

      722             0            0           0          0           0          0          0
    9,985        19,629       28,843      58,898      5,503      24,804     40,061     35,801
   16,693        23,390      105,690     104,936     23,649      27,071     52,309     19,133
 --------      --------     --------  ----------   --------    --------   --------   --------

   27,400        43,019      134,533     163,834     29,152      51,875     92,370     54,934
 --------      --------     --------  ----------   --------    --------   --------   --------

 $ 26,012      $ 41,333     $124,517  $  153,128   $ 26,588    $ 45,578   $ 85,719   $ 59,608
 ========      ========     ========  ==========   ========    ========   ========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A14

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2012

                                                                      SUBACCOUNTS
                                             -------------------------------------------------------------
                                             PROFUND VP PROFUND VP                               PROFUND VP
                                             SMALL-CAP  SMALL-CAP      PROFUND VP     PROFUND VP LARGE-CAP
                                               GROWTH     VALUE    TELECOMMUNICATIONS UTILITIES    GROWTH
                                             ---------- ---------- ------------------ ---------- ----------
ASSETS
  Investment in the portfolios, at fair
   value....................................  $410,629   $313,615       $212,950       $651,289   $767,355
                                              --------   --------       --------       --------   --------
  Net Assets................................  $410,629   $313,615       $212,950       $651,289   $767,355
                                              ========   ========       ========       ========   ========

NET ASSETS, representing:
  Accumulation units........................  $410,629   $313,615       $212,950       $651,289   $767,355
                                              --------   --------       --------       --------   --------
                                              $410,629   $313,615       $212,950       $651,289   $767,355
                                              ========   ========       ========       ========   ========

  Units outstanding.........................    33,858     27,156         18,418         63,480     69,532
                                              ========   ========       ========       ========   ========

  Portfolio shares held.....................    12,584     10,313         25,503         20,558     19,686
  Portfolio net asset value per share.......  $  32.63   $  30.41       $   8.35       $  31.68   $  38.98
  Investment in portfolio shares, at
   cost.....................................  $373,239   $274,834       $196,366       $619,492   $665,162

STATEMENT OF OPERATIONS
For the year ended December 31, 2012
                                                                      SUBACCOUNTS
                                             -------------------------------------------------------------
                                             PROFUND VP PROFUND VP                               PROFUND VP
                                             SMALL-CAP  SMALL-CAP      PROFUND VP     PROFUND VP LARGE-CAP
                                               GROWTH     VALUE    TELECOMMUNICATIONS UTILITIES    GROWTH
                                             ---------- ---------- ------------------ ---------- ----------
                                             01/01/2012 01/01/2012     01/01/2012     01/01/2012 01/01/2012
                                                 TO         TO             TO             TO         TO
                                             12/31/2012 12/31/2012     12/31/2012     12/31/2012 12/31/2012
                                             ---------- ---------- ------------------ ---------- ----------
INVESTMENT INCOME
  Dividend income...........................  $      0   $      0       $  5,664       $ 13,782   $    651
                                              --------   --------       --------       --------   --------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration...........................     5,495      3,874          2,395          7,736     11,670
                                              --------   --------       --------       --------   --------

NET INVESTMENT INCOME (LOSS)................    (5,495)    (3,874)         3,269          6,046    (11,019)
                                              --------   --------       --------       --------   --------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received......         0          0              0              0          0
  Realized gain (loss) on shares
   redeemed.................................    22,494     23,917          6,075         19,002     61,711
  Net change in unrealized gain (loss) on
   investments..............................    16,201     16,643          9,172        (34,975)    26,211
                                              --------   --------       --------       --------   --------

NET GAIN (LOSS) ON INVESTMENTS..............    38,695     40,560         15,247        (15,973)    87,922
                                              --------   --------       --------       --------   --------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS...............................  $ 33,200   $ 36,686       $ 18,516       $ (9,927)  $ 76,903
                                              ========   ========       ========       ========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A15

                                            SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------
                AST          AST                                                     WELLS FARGO     WELLS FARGO
              JENNISON     JENNISON                                                  ADVANTAGE VT   ADVANTAGE VT
PROFUND VP   LARGE-CAP    LARGE-CAP                                                 INTERNATIONAL   OMEGA GROWTH
LARGE-CAP      VALUE        GROWTH       AST BOND       AST BOND       AST BOND    EQUITY PORTFOLIO   PORTFOLIO
  VALUE      PORTFOLIO    PORTFOLIO   PORTFOLIO 2020 PORTFOLIO 2017 PORTFOLIO 2021  SHARE CLASS 1   SHARE CLASS 1
----------  -----------  -----------  -------------- -------------- -------------- ---------------- -------------
 $877,713   $61,345,926  $78,350,799    $ 589,039     $160,817,997   $191,261,682      $603,027      $1,090,514
 --------   -----------  -----------    ---------     ------------   ------------      --------      ----------
 $877,713   $61,345,926  $78,350,799    $ 589,039     $160,817,997   $191,261,682      $603,027      $1,090,514
 ========   ===========  ===========    =========     ============   ============      ========      ==========

 $877,713   $61,345,926  $78,350,799    $ 589,039     $160,817,997   $191,261,682      $603,027      $1,090,514
 --------   -----------  -----------    ---------     ------------   ------------      --------      ----------
 $877,713   $61,345,926  $78,350,799    $ 589,039     $160,817,997   $191,261,682      $603,027      $1,090,514
 ========   ===========  ===========    =========     ============   ============      ========      ==========

   91,816     5,590,456    6,499,133       48,358       13,596,428     14,511,763        43,646         502,082
 ========   ===========  ===========    =========     ============   ============      ========      ==========

   32,174     4,868,724    5,584,519       89,248       13,236,049     13,661,549       122,070          42,665
 $  27.28   $     12.60  $     14.03    $    6.60     $      12.15   $      14.00      $   4.94      $    25.56

 $781,213   $56,837,026  $73,684,042    $ 739,023     $153,128,677   $177,998,315      $576,784      $  839,244


                                            SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------
                AST          AST                                                     WELLS FARGO     WELLS FARGO
              JENNISON     JENNISON                                                  ADVANTAGE VT   ADVANTAGE VT
PROFUND VP   LARGE-CAP    LARGE-CAP                                                 INTERNATIONAL   OMEGA GROWTH
LARGE-CAP      VALUE        GROWTH       AST BOND       AST BOND       AST BOND    EQUITY PORTFOLIO   PORTFOLIO
  VALUE      PORTFOLIO    PORTFOLIO   PORTFOLIO 2020 PORTFOLIO 2017 PORTFOLIO 2021  SHARE CLASS 1   SHARE CLASS 1
----------  -----------  -----------  -------------- -------------- -------------- ---------------- -------------
01/01/2012   01/01/2012   01/01/2012    01/01/2012     01/01/2012     01/01/2012      01/01/2012     01/01/2012
    TO           TO           TO            TO             TO             TO              TO             TO
12/31/2012   12/31/2012   12/31/2012    12/31/2012     12/31/2012     12/31/2012      12/31/2012     12/31/2012
----------  -----------  -----------  -------------- -------------- -------------- ---------------- -------------

 $  7,944   $   234,896  $         0    $  38,068     $    829,028   $  1,591,382      $  9,634      $        0
 --------   -----------  -----------    ---------     ------------   ------------      --------      ----------

   12,399       885,579    1,063,799       30,110        3,589,247      4,724,780        10,200          20,604
 --------   -----------  -----------    ---------     ------------   ------------      --------      ----------

   (4,455)     (650,683)  (1,063,799)       7,958       (2,760,219)    (3,133,398)         (566)        (20,604)
 --------   -----------  -----------    ---------     ------------   ------------      --------      ----------

        0             0            0      428,656                0      4,227,158        39,041          83,856
   38,996       212,339    1,269,498      (88,333)       3,216,570      9,895,521         6,191          92,943
   64,426     4,865,798    4,649,763     (288,446)       4,303,808       (991,896)       25,671          61,665
 --------   -----------  -----------    ---------     ------------   ------------      --------      ----------

  103,422     5,078,137    5,919,261       51,877        7,520,378     13,130,783        70,903         238,464
 --------   -----------  -----------    ---------     ------------   ------------      --------      ----------

 $ 98,967   $ 4,427,454  $ 4,855,462    $  59,835     $  4,760,159   $  9,997,385      $ 70,337      $  217,860
 ========   ===========  ===========    =========     ============   ============      ========      ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A16

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2012

                                                                                SUBACCOUNTS
                                             ---------------------------------------------------------------------------------
                                               WELLS FARGO      WELLS FARGO
                                               ADVANTAGE VT    ADVANTAGE VT
                                                SMALL CAP     SMALL CAP VALUE                AST QUANTITATIVE   AST BLACKROCK
                                             GROWTH PORTFOLIO    PORTFOLIO       AST BOND        MODELING     GLOBAL STRATEGIES
                                              SHARE CLASS 1    SHARE CLASS 1  PORTFOLIO 2022    PORTFOLIO         PORTFOLIO
                                             ---------------- --------------- -------------- ---------------- -----------------
ASSETS
  Investment in the portfolios, at fair
   value....................................     $501,105       $1,298,615     $131,877,240    $192,841,776    $1,388,058,712
                                                 --------       ----------     ------------    ------------    --------------
  Net Assets................................     $501,105       $1,298,615     $131,877,240    $192,841,776    $1,388,058,712
                                                 ========       ==========     ============    ============    ==============

NET ASSETS, representing:
  Accumulation units........................     $501,105       $1,298,615     $131,877,240    $192,841,776    $1,388,058,712
                                                 --------       ----------     ------------    ------------    --------------
                                                 $501,105       $1,298,615     $131,877,240    $192,841,776    $1,388,058,712
                                                 ========       ==========     ============    ============    ==============

  Units outstanding.........................       40,950          107,072       10,633,328      19,469,297       137,665,311
                                                 ========       ==========     ============    ============    ==============

  Portfolio shares held.....................       63,191          138,004       10,199,323      18,943,200       134,501,813
  Portfolio net asset value per share.......     $   7.93       $     9.41     $      12.93    $      10.18    $        10.32
  Investment in portfolio shares, at cost...     $424,419       $1,051,764     $124,424,169    $179,265,458    $1,318,561,815

STATEMENT OF OPERATIONS
For the year ended December 31, 2012
                                                                                SUBACCOUNTS
                                             ---------------------------------------------------------------------------------
                                               WELLS FARGO      WELLS FARGO
                                               ADVANTAGE VT    ADVANTAGE VT
                                                SMALL CAP     SMALL CAP VALUE                AST QUANTITATIVE   AST BLACKROCK
                                             GROWTH PORTFOLIO    PORTFOLIO       AST BOND        MODELING     GLOBAL STRATEGIES
                                              SHARE CLASS 1    SHARE CLASS 1  PORTFOLIO 2022    PORTFOLIO         PORTFOLIO
                                             ---------------- --------------- -------------- ---------------- -----------------
                                                01/01/2012      01/01/2012      01/01/2012      01/01/2012       01/01/2012
                                                    TO              TO              TO              TO               TO
                                                12/31/2012      12/31/2012      12/31/2012      12/31/2012       12/31/2012
                                             ---------------- --------------- -------------- ---------------- -----------------
INVESTMENT INCOME
  Dividend income...........................     $      0       $   14,365     $     32,994    $     55,050    $    5,345,996
                                                 --------       ----------     ------------    ------------    --------------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration...........................        9,054           22,158        2,401,335       2,320,736        19,634,938
                                                 --------       ----------     ------------    ------------    --------------

NET INVESTMENT INCOME (LOSS)................       (9,054)          (7,793)      (2,368,341)     (2,265,686)      (14,288,942)
                                                 --------       ----------     ------------    ------------    --------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received......       24,017                0          228,894               0                 0
  Realized gain (loss) on shares
   redeemed.................................       32,450           63,495        3,120,591         166,379          (335,717)
  Net change in unrealized gain (loss) on
   investments..............................      (13,846)          97,639        4,139,526      15,077,655       113,425,282
                                                 --------       ----------     ------------    ------------    --------------

NET GAIN (LOSS) ON INVESTMENTS..............       42,621          161,134        7,489,011      15,244,034       113,089,565
                                                 --------       ----------     ------------    ------------    --------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS...............................     $ 33,567       $  153,341     $  5,120,670    $ 12,978,348    $   98,800,623
                                                 ========       ==========     ============    ============    ==============


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A17

                                               SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
                                                             AST FRANKLIN
 WELLS FARGO                                                  TEMPLETON         AST NEW      AST WESTERN     AST MFS
 ADVANTAGE VT  AST PRUDENTIAL AST NEUBERGER                 FOUNDING FUNDS  DISCOVERY ASSET ASSET EMERGING  LARGE-CAP
 OPPORTUNITY     CORE BOND     BERMAN CORE      AST BOND      ALLOCATION      ALLOCATION     MARKETS DEBT     VALUE
FUND - CLASS 1   PORTFOLIO    BOND PORTFOLIO PORTFOLIO 2023   PORTFOLIO        PORTFOLIO      PORTFOLIO     PORTFOLIO
-------------- -------------- -------------- -------------- --------------  --------------- -------------- -----------
  $1,502,155    $132,485,616   $37,537,548    $32,172,587   $2,436,575,472   $188,503,632      $413,670    $1,048,612
  ----------    ------------   -----------    -----------   --------------   ------------      --------    ----------
  $1,502,155    $132,485,616   $37,537,548    $32,172,587   $2,436,575,472   $188,503,632      $413,670    $1,048,612
  ==========    ============   ===========    ===========   ==============   ============      ========    ==========

  $1,502,155    $132,485,616   $37,537,548    $32,172,587   $2,436,575,472   $188,503,632      $413,670    $1,048,612
  ----------    ------------   -----------    -----------   --------------   ------------      --------    ----------
  $1,502,155    $132,485,616   $37,537,548    $32,172,587   $2,436,575,472   $188,503,632      $413,670    $1,048,612
  ==========    ============   ===========    ===========   ==============   ============      ========    ==========

     123,329      12,450,744     3,617,299      3,101,105      226,666,618     18,255,505        39,790       102,774
  ==========    ============   ===========    ===========   ==============   ============      ========    ==========

      75,033      12,255,839     3,544,622      3,038,016      224,155,977     18,283,572        39,586       102,204
  $    20.02    $      10.81   $     10.59    $     10.59   $        10.87   $      10.31      $  10.45    $    10.26
  $1,271,088    $129,640,734   $36,771,511    $31,988,298   $2,391,874,779   $182,215,594      $407,095    $1,034,475


                                               SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
                                                             AST FRANKLIN
 WELLS FARGO                                                  TEMPLETON         AST NEW      AST WESTERN     AST MFS
 ADVANTAGE VT  AST PRUDENTIAL AST NEUBERGER                 FOUNDING FUNDS  DISCOVERY ASSET ASSET EMERGING  LARGE-CAP
 OPPORTUNITY     CORE BOND     BERMAN CORE      AST BOND      ALLOCATION      ALLOCATION     MARKETS DEBT     VALUE
FUND - CLASS 1   PORTFOLIO    BOND PORTFOLIO PORTFOLIO 2023   PORTFOLIO        PORTFOLIO      PORTFOLIO     PORTFOLIO
-------------- -------------- -------------- -------------- --------------  --------------- -------------- -----------
  01/01/2012     01/01/2012     01/01/2012    01/03/2012*    04/30/2012*      04/30/2012*    08/20/2012*   08/20/2012*
      TO             TO             TO             TO             TO              TO              TO           TO
  12/31/2012     12/31/2012     12/31/2012     12/31/2012     12/31/2012      12/31/2012      12/31/2012   12/31/2012
-------------- -------------- -------------- -------------- --------------  --------------- -------------- -----------

  $    7,919    $    101,271   $    59,233    $         0   $            0   $  1,268,863      $      0    $        0
  ----------    ------------   -----------    -----------   --------------   ------------      --------    ----------

      23,844         922,983       438,959        186,387       11,309,836      1,555,946           779         2,712
  ----------    ------------   -----------    -----------   --------------   ------------      --------    ----------

     (15,925)       (821,712)     (379,726)      (186,387)     (11,309,836)      (287,083)         (779)       (2,712)
  ----------    ------------   -----------    -----------   --------------   ------------      --------    ----------

         447         101,685        15,374              0                0              0             0             0
      37,100         483,478       209,269         71,311       (5,507,083)      (880,410)          180         2,247
     162,898       2,754,490       733,850        184,290       44,700,693      6,288,038         6,575        14,137
  ----------    ------------   -----------    -----------   --------------   ------------      --------    ----------

     200,445       3,339,653       958,493        255,601       39,193,610      5,407,628         6,755        16,384
  ----------    ------------   -----------    -----------   --------------   ------------      --------    ----------

  $  184,520    $  2,517,941   $   578,767    $    69,214   $   27,883,774   $  5,120,545      $  5,976    $   13,672
  ==========    ============   ===========    ===========   ==============   ============      ========    ==========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A18

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                    SUBACCOUNTS
                                -----------------------------------------------------------------------------------
                                  PRUDENTIAL MONEY MARKET    PRUDENTIAL DIVERSIFIED BOND      PRUDENTIAL EQUITY
                                         PORTFOLIO                    PORTFOLIO                   PORTFOLIO
                                ---------------------------  --------------------------  --------------------------
                                 01/01/2012     01/01/2011    01/01/2012    01/01/2011    01/01/2012    01/01/2011
                                     TO             TO            TO            TO            TO            TO
                                 12/31/2012     12/31/2011    12/31/2012    12/31/2011    12/31/2012    12/31/2011
                                ------------  -------------  ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)...................... $ (2,762,929) $  (3,211,144) $  6,955,203  $  6,883,469  $ (1,635,441) $ (1,631,756)
  Capital gains distributions
   received....................            0              0    10,125,578     5,480,515             0             0
  Realized gain (loss) on
   shares redeemed.............            0              0     1,751,422     2,035,267      (450,871)   (1,520,114)
  Net change in unrealized
   gain (loss) on
   investments.................            0              0     1,506,248      (489,164)   24,037,300    (6,262,149)
                                ------------  -------------  ------------  ------------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS.............   (2,762,929)    (3,211,144)   20,338,451    13,910,087    21,950,988    (9,414,019)
                                ------------  -------------  ------------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................    2,041,766      1,685,754       765,574       581,923       672,100       715,829
  Annuity Payments.............   (1,291,176)    (3,008,457)   (1,262,016)   (1,354,983)     (494,792)     (796,788)
  Surrenders, withdrawals
   and death benefits..........  (43,665,352)   (59,838,743)  (23,423,231)  (27,927,476)  (22,131,787)  (25,937,020)
  Net transfers between
   other subaccounts or
   fixed rate option...........   15,665,164     30,397,104     2,594,883     2,982,025    (3,201,071)   (5,529,436)
  Withdrawal and other
   charges.....................     (244,169)      (304,157)      (79,436)      (87,945)     (210,685)     (236,059)
                                ------------  -------------  ------------  ------------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  (27,493,767)   (31,068,499)  (21,404,226)  (25,806,456)  (25,366,235)  (31,783,474)
                                ------------  -------------  ------------  ------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  (30,256,696)   (34,279,643)   (1,065,775)  (11,896,369)   (3,415,247)  (41,197,493)

NET ASSETS
  Beginning of period..........  207,800,002    242,079,645   230,380,167   242,276,536   188,372,823   229,570,316
                                ------------  -------------  ------------  ------------  ------------  ------------
  End of period................ $177,543,306  $ 207,800,002  $229,314,392  $230,380,167  $184,957,576  $188,372,823
                                ============  =============  ============  ============  ============  ============

  Beginning units..............  171,806,696    198,480,050   102,709,902   114,525,756   103,849,001   120,852,569
                                ------------  -------------  ------------  ------------  ------------  ------------
  Units issued.................   44,658,576     90,308,372     4,963,162     8,196,841     2,382,008     2,973,594
  Units redeemed...............  (67,156,853)  (116,981,726)  (14,006,708)  (20,012,695)  (15,368,885)  (19,977,162)
                                ------------  -------------  ------------  ------------  ------------  ------------
  Ending units.................  149,308,419    171,806,696    93,666,356   102,709,902    90,862,124   103,849,001
                                ============  =============  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A19

                                          SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------
PRUDENTIAL FLEXIBLE MANAGED   PRUDENTIAL CONSERVATIVE       PRUDENTIAL VALUE       PRUDENTIAL HIGH YIELD BOND
        PORTFOLIO               BALANCED PORTFOLIO              PORTFOLIO                   PORTFOLIO
--------------------------   ------------------------  --------------------------  --------------------------
 01/01/2012     01/01/2011    01/01/2012   01/01/2011   01/01/2012    01/01/2011    01/01/2012    01/01/2011
     TO             TO            TO           TO           TO            TO            TO            TO
 12/31/2012     12/31/2011    12/31/2012   12/31/2011   12/31/2012    12/31/2011    12/31/2012    12/31/2011
-----------    -----------   -----------  -----------  ------------  ------------  ------------  ------------
$    72,846    $    82,760   $   140,790  $   193,067  $ (1,541,613) $ (1,623,761) $ 11,872,548  $ 13,926,798

          0              0             0            0             0             0             0             0

     21,651       (151,930)      323,377      185,786    (4,043,300)   (5,024,689)        1,052    (1,523,153)

  1,448,626        480,056     1,415,793      284,079    40,060,312   (14,627,047)   14,429,761    (4,105,143)
-----------    -----------   -----------  -----------  ------------  ------------  ------------  ------------

  1,543,123        410,886     1,879,960      662,932    34,475,399   (21,275,497)   26,303,361     8,298,502
-----------    -----------   -----------  -----------  ------------  ------------  ------------  ------------

     26,229         27,795        35,297       60,104     1,009,063       878,969       689,985       781,928
    (52,595)       (81,671)      (60,218)     (35,408)   (1,126,016)     (919,326)     (976,907)     (802,983)

 (1,289,182)    (1,708,814)   (2,392,411)  (2,862,479)  (32,813,037)  (40,494,144)  (27,089,263)  (31,041,271)

   (299,371)        88,468       (92,652)     (87,592)   (7,203,784)   (7,886,251)   (2,110,172)   (1,963,851)

       (136)             0          (138)           0      (475,238)     (541,218)     (333,500)     (363,536)
-----------    -----------   -----------  -----------  ------------  ------------  ------------  ------------

 (1,615,055)    (1,674,222)   (2,510,122)  (2,925,375)  (40,609,012)  (48,961,970)  (29,819,857)  (33,389,713)
-----------    -----------   -----------  -----------  ------------  ------------  ------------  ------------

    (71,932)    (1,263,336)     (630,162)  (2,262,443)   (6,133,613)  (70,237,467)   (3,516,496)  (25,091,211)

 13,558,866     14,822,202    20,228,188   22,490,631   283,060,593   353,298,060   219,330,891   244,422,102
-----------    -----------   -----------  -----------  ------------  ------------  ------------  ------------
$13,486,934    $13,558,866   $19,598,026  $20,228,188  $276,926,980  $283,060,593  $215,814,395  $219,330,891
===========    ===========   ===========  ===========  ============  ============  ============  ============

  7,096,022      7,981,886    10,584,191   12,139,774   154,554,980   180,227,613    59,815,434    67,908,416
-----------    -----------   -----------  -----------  ------------  ------------  ------------  ------------
     98,925        221,204        86,362      323,214     3,910,043     6,929,950     3,528,656     5,563,797
   (881,667)    (1,107,068)   (1,321,955)  (1,878,797)  (24,925,116)  (32,602,583)   (9,698,059)  (13,656,779)
-----------    -----------   -----------  -----------  ------------  ------------  ------------  ------------
  6,313,280      7,096,022     9,348,598   10,584,191   133,539,907   154,554,980    53,646,031    59,815,434
===========    ===========   ===========  ===========  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A20

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                  SUBACCOUNTS
                                ----------------------------------------------------------------------------------
                                PRUDENTIAL NATURAL RESOURCES   PRUDENTIAL STOCK INDEX        PRUDENTIAL GLOBAL
                                        PORTFOLIO                     PORTFOLIO                  PORTFOLIO
                                ---------------------------  --------------------------  -------------------------
                                 01/01/2012     01/01/2011    01/01/2012    01/01/2011    01/01/2012   01/01/2011
                                     TO             TO            TO            TO            TO           TO
                                 12/31/2012     12/31/2011    12/31/2012    12/31/2011    12/31/2012   12/31/2011
                                 -----------   -----------   ------------  ------------  -----------  ------------
OPERATIONS
  Net investment income
   (loss)...................... $   (83,954)   $  (158,934)  $    611,058  $    400,627  $    75,233  $     59,822
  Capital gains distributions
   received....................     722,713              0        856,145             0            0             0
  Realized gain (loss) on
   shares redeemed.............      96,612        689,319      3,585,959        18,144     (305,871)     (402,415)
  Net change in unrealized
   gain (loss) on
   investments.................  (1,055,659)    (3,321,980)    32,077,092     1,116,285    9,095,692    (5,106,244)
                                 -----------   -----------   ------------  ------------  -----------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS.............    (320,288)    (2,791,595)    37,130,254     1,535,056    8,865,054    (5,448,837)
                                 -----------   -----------   ------------  ------------  -----------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................       6,449         14,459        742,400     1,255,423      238,839       298,224
  Annuity Payments.............           0        (25,630)      (962,327)   (1,104,844)    (620,738)     (171,443)
  Surrenders, withdrawals
   and death benefits..........  (1,195,795)    (1,807,865)   (29,442,098)  (33,054,110)  (6,595,180)   (7,650,241)
  Net transfers between
   other subaccounts or
   fixed rate option...........    (420,850)    (1,084,315)    (7,134,414)   (9,926,920)  (1,249,033)   (2,330,582)
  Withdrawal and other
   charges.....................           0            (97)      (444,171)     (478,005)     (89,468)      (98,182)
                                 -----------   -----------   ------------  ------------  -----------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  (1,610,196)    (2,903,448)   (37,240,610)  (43,308,456)  (8,315,580)   (9,952,224)
                                 -----------   -----------   ------------  ------------  -----------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  (1,930,484)    (5,695,043)      (110,356)  (41,773,400)     549,474   (15,401,061)

NET ASSETS
  Beginning of period..........  10,005,062     15,700,105    276,320,510   318,093,910   59,072,342    74,473,403
                                 -----------   -----------   ------------  ------------  -----------  ------------
  End of period................ $ 8,074,578    $10,005,062   $276,210,154  $276,320,510  $59,621,816  $ 59,072,342
                                 ===========   ===========   ============  ============  ===========  ============

  Beginning units..............   1,344,833      1,685,027    169,900,405   197,333,999   39,339,355    45,508,675
                                 -----------   -----------   ------------  ------------  -----------  ------------
  Units issued.................      52,257         49,742      4,146,405     8,494,144    1,380,884     1,968,706
  Units redeemed...............    (268,605)      (389,936)   (25,490,353)  (35,927,738)  (6,442,816)   (8,138,026)
                                 -----------   -----------   ------------  ------------  -----------  ------------
  Ending units.................   1,128,485      1,344,833    148,556,457   169,900,405   34,277,423    39,339,355
                                 ===========   ===========   ============  ============  ===========  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A21

                                         SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------
    PRUDENTIAL JENNISON       PRUDENTIAL SMALL CAPITALIZATION T. ROWE PRICE INTERNATIONAL T. ROWE PRICE EQUITY INCOME
         PORTFOLIO                 STOCK PORTFOLIO                 STOCK PORTFOLIO                PORTFOLIO
--------------------------    ------------------------------  --------------------------  --------------------------
 01/01/2012      01/01/2011    01/01/2012      01/01/2011      01/01/2012    01/01/2011    01/01/2012    01/01/2011
     TO              TO            TO              TO              TO            TO            TO            TO
 12/31/2012      12/31/2011    12/31/2012      12/31/2011      12/31/2012    12/31/2011    12/31/2012    12/31/2011
------------    ------------   -----------     -----------    -----------   -----------   -----------   -----------
$ (3,626,357)   $ (3,397,966) $  (426,023)    $  (337,282)    $   (37,128)  $    21,572   $   497,392   $   235,726
           0               0    2,745,086         768,485               0             0             0             0
   7,556,683       4,568,260      799,734         650,646           6,086       225,904       767,223       223,476
  33,680,382      (3,189,625)   4,159,755      (1,511,159)      3,323,946    (3,615,512)    8,390,902    (1,844,140)
------------    ------------   -----------     -----------    -----------   -----------   -----------   -----------

  37,610,708      (2,019,331)   7,278,552        (429,310)      3,292,904    (3,368,036)    9,655,517    (1,384,938)
------------    ------------   -----------     -----------    -----------   -----------   -----------   -----------

     923,634         840,619      174,245         158,569          52,784        36,102       158,323        86,201
    (510,673)       (902,626)    (136,539)       (228,140)        (94,026)     (120,937)     (644,282)     (218,012)
 (29,292,040)    (33,136,742)  (5,218,916)     (6,718,773)     (1,931,089)   (2,416,571)   (6,988,633)   (6,455,185)
  (7,324,523)     (9,960,768)  (1,611,541)     (1,760,388)       (443,774)     (566,185)      293,941      (780,648)
    (334,231)       (361,490)     (17,468)        (19,169)         (7,269)       (8,881)      (26,784)      (26,905)
------------    ------------   -----------     -----------    -----------   -----------   -----------   -----------

 (36,537,833)    (43,521,007)  (6,810,219)     (8,567,901)     (2,423,374)   (3,076,472)   (7,207,435)   (7,394,549)
------------    ------------   -----------     -----------    -----------   -----------   -----------   -----------

   1,072,875     (45,540,338)     468,333      (8,997,211)        869,530    (6,444,508)    2,448,082    (8,779,487)

 263,804,876     309,345,214   53,030,568      62,027,779      20,659,880    27,104,388    64,733,818    73,513,305
------------    ------------   -----------     -----------    -----------   -----------   -----------   -----------
$264,877,751    $263,804,876  $53,498,901     $53,030,568     $21,529,410   $20,659,880   $67,181,900   $64,733,818
============    ============   ===========     ===========    ===========   ===========   ===========   ===========

 156,398,185     182,467,612   19,186,425      22,233,629      16,365,412    18,468,757    31,233,374    34,754,545
------------    ------------   -----------     -----------    -----------   -----------   -----------   -----------
   4,260,537       5,319,519      594,842       1,240,309         749,073     1,330,336     1,450,299     1,540,578
 (24,070,280)    (31,388,946)  (2,856,938)     (4,287,513)     (2,515,886)   (3,433,681)   (4,616,816)   (5,061,749)
------------    ------------   -----------     -----------    -----------   -----------   -----------   -----------
 136,588,442     156,398,185   16,924,329      19,186,425      14,598,599    16,365,412    28,066,857    31,233,374
============    ============   ===========     ===========    ===========   ===========   ===========   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A22

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                   SUBACCOUNTS
                                ---------------------------------------------------------------------------------
                                                                JANUS ASPEN JANUS         JANUS ASPEN OVERSEAS
                                 INVESCO V.I. CORE EQUITY   PORTFOLIO - INSTITUTIONAL   PORTFOLIO - INSTITUTIONAL
                                           FUND                       SHARES                     SHARES
                                --------------------------  -------------------------  --------------------------
                                 01/01/2012    01/01/2011    01/01/2012   01/01/2011    01/01/2012    01/01/2011
                                     TO            TO            TO           TO            TO            TO
                                 12/31/2012    12/31/2011    12/31/2012   12/31/2011    12/31/2012    12/31/2011
                                ------------  ------------  -----------  ------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)...................... $   (388,614) $   (431,129) $  (477,879) $   (482,662) $   (685,385) $ (1,243,509)
  Capital gains distributions
   received....................            0             0      952,992             0    10,208,322     1,308,043
  Realized gain (loss) on
   shares redeemed.............    2,083,135     1,830,225     (125,204)     (782,889)    2,554,356     9,420,957
  Net change in unrealized
   gain (loss) on
   investments.................    8,487,449    (2,414,289)   8,371,136    (2,599,315)     (984,268)  (59,879,596)
                                ------------  ------------  -----------  ------------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS.............   10,181,970    (1,015,193)   8,721,045    (3,864,866)   11,093,025   (50,394,105)
                                ------------  ------------  -----------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................      205,417       219,646      112,347       216,645       107,990       240,816
  Annuity Payments.............     (848,154)     (529,470)    (211,997)     (212,300)     (465,716)     (340,422)
  Surrenders, withdrawals
   and death benefits..........   (8,356,993)   (9,924,201)  (4,580,337)   (6,198,036)   (8,877,824)  (14,935,818)
  Net transfers between
   other subaccounts or
   fixed rate option...........   (2,453,515)   (3,003,730)  (1,154,384)   (1,829,434)   (2,802,381)   (4,402,807)
  Withdrawal and other
   charges.....................      (43,083)      (48,662)     (31,455)      (34,235)      (41,612)      (51,948)
                                ------------  ------------  -----------  ------------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  (11,496,328)  (13,286,417)  (5,865,826)   (8,057,360)  (12,079,543)  (19,490,179)
                                ------------  ------------  -----------  ------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................   (1,314,358)  (14,301,610)   2,855,219   (11,922,226)     (986,518)  (69,884,284)

NET ASSETS
  Beginning of period..........   86,494,336   100,795,946   52,764,624    64,686,850    96,776,335   166,660,619
                                ------------  ------------  -----------  ------------  ------------  ------------
  End of period................ $ 85,179,978  $ 86,494,336  $55,619,843  $ 52,764,624  $ 95,789,817  $ 96,776,335
                                ============  ============  ===========  ============  ============  ============

  Beginning units..............   49,252,234    56,457,217   35,341,455    40,445,401    32,274,129    37,126,904
                                ------------  ------------  -----------  ------------  ------------  ------------
  Units issued.................      614,775     1,077,054      835,941       979,438     1,544,531     2,604,859
  Units redeemed...............   (6,669,486)   (8,282,037)  (4,314,846)   (6,083,384)   (5,284,413)   (7,457,634)
                                ------------  ------------  -----------  ------------  ------------  ------------
  Ending units.................   43,197,523    49,252,234   31,862,550    35,341,455    28,534,247    32,274,129
                                ============  ============  ===========  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A23

                                        SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------
                                                                                FTVIP FRANKLIN SMALL-MID CAP
MFS(R) RESEARCH SERIES -     MFS(R) GROWTH SERIES -      AMERICAN CENTURY VP        GROWTH SECURITIES
      INITIAL CLASS               INITIAL CLASS              VALUE FUND              FUND - CLASS 2
------------------------    ------------------------  ------------------------  ---------------------------
 01/01/2012     01/01/2011   01/01/2012   01/01/2011   01/01/2012   01/01/2011   01/01/2012     01/01/2011
     TO             TO           TO           TO           TO           TO           TO             TO
 12/31/2012     12/31/2011   12/31/2012   12/31/2011   12/31/2012   12/31/2011   12/31/2012     12/31/2011
-----------    -----------  -----------  -----------  -----------  -----------   -----------   -----------
$  (106,012)   $   (99,259) $  (741,216) $  (670,531) $   126,728  $   164,880  $  (365,809)   $  (405,887)
          0              0            0            0            0            0    1,860,334              0
    528,217        274,986    1,200,185      761,229     (194,655)    (472,977)     (34,897)       (54,024)
  2,135,192       (509,887)   7,264,166     (899,566)   3,099,988      169,663      903,010     (1,307,821)
-----------    -----------  -----------  -----------  -----------  -----------   -----------   -----------

  2,557,397       (334,160)   7,723,135     (808,868)   3,032,061     (138,434)   2,362,638     (1,767,732)
-----------    -----------  -----------  -----------  -----------  -----------   -----------   -----------

     55,055         41,784      147,991      126,270       53,967       69,825       29,542         82,938
   (122,162)        (3,612)    (160,001)    (125,150)     (22,022)    (122,171)     (36,293)       (80,193)
 (1,934,430)    (1,867,187)  (4,622,031)  (6,022,522)  (2,412,062)  (2,363,318)  (2,271,681)    (2,994,760)
    165,341       (267,535)  (1,450,121)  (1,867,628)    (838,635)      26,025     (725,055)       (58,229)
     (8,721)        (8,329)     (28,134)     (29,999)      (8,915)     (10,038)     (11,714)       (13,115)
-----------    -----------  -----------  -----------  -----------  -----------   -----------   -----------

 (1,844,917)    (2,104,879)  (6,112,296)  (7,919,029)  (3,227,667)  (2,399,677)  (3,015,201)    (3,063,359)
-----------    -----------  -----------  -----------  -----------  -----------   -----------   -----------

    712,480     (2,439,039)   1,610,839   (8,727,897)    (195,606)  (2,538,111)    (652,563)    (4,831,091)

 16,927,596     19,366,635   50,594,700   59,322,597   24,680,892   27,219,003   25,731,478     30,562,569
-----------    -----------  -----------  -----------  -----------  -----------   -----------   -----------
$17,640,076    $16,927,596  $52,205,539  $50,594,700  $24,485,286  $24,680,892  $25,078,915    $25,731,478
===========    ===========  ===========  ===========  ===========  ===========   ===========   ===========

 10,468,369     11,770,106   30,886,054   35,471,042   12,508,696   13,741,831   14,859,811     16,565,613
-----------    -----------  -----------  -----------  -----------  -----------   -----------   -----------
    722,311        399,051      870,028    1,228,934      325,335      885,872      439,834      1,733,050
 (1,768,356)    (1,700,788)  (4,309,001)  (5,813,922)  (1,848,664)  (2,119,007)  (2,046,314)    (3,438,852)
-----------    -----------  -----------  -----------  -----------  -----------   -----------   -----------
  9,422,324     10,468,369   27,447,081   30,886,054   10,985,367   12,508,696   13,253,331     14,859,811
===========    ===========  ===========  ===========  ===========  ===========   ===========   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A24

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                 SUBACCOUNTS
                                ----------------------------------------------------------------------------
                                                                                        ALLIANCEBERNSTEIN
                                PRUDENTIAL JENNISON 20/20                             VPS LARGE CAP GROWTH
                                     FOCUS PORTFOLIO        DAVIS VALUE PORTFOLIO       PORTFOLIO CLASS B
                                ------------------------  ------------------------  ------------------------
                                 01/01/2012   01/01/2011   01/01/2012   01/01/2011   01/01/2012   01/01/2011
                                     TO           TO           TO           TO           TO           TO
                                 12/31/2012   12/31/2011   12/31/2012   12/31/2011   12/31/2012   12/31/2011
                                -----------  -----------  -----------  -----------  -----------  -----------
OPERATIONS
  Net investment income
   (loss)...................... $  (688,370) $  (708,279) $    46,519  $  (185,623) $   (73,713) $   (67,154)
  Capital gains distributions
   received....................   1,728,644            0    1,617,612    2,217,438            0            0
  Realized gain (loss) on
   shares redeemed.............   1,526,303    1,931,010      252,071      439,402      128,319       90,011
  Net change in unrealized
   gain (loss) on
   investments.................   1,869,147   (4,069,821)   1,176,954   (4,192,170)     628,159     (292,304)
                                -----------  -----------  -----------  -----------  -----------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS.............   4,435,724   (2,847,090)   3,093,156   (1,720,953)     682,765     (269,447)
                                -----------  -----------  -----------  -----------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................      54,833      191,582       11,012       38,707        4,303       28,894
  Annuity Payments.............    (136,013)     (94,016)    (135,994)    (125,347)     (83,828)     (38,340)
  Surrenders, withdrawals
   and death benefits..........  (4,933,771)  (4,566,566)  (2,943,158)  (3,139,325)    (560,500)    (519,478)
  Net transfers between
   other subaccounts or
   fixed rate option...........    (578,337)    (729,000)  (1,404,128)    (854,802)     701,563      136,912
  Withdrawal and other
   charges.....................     (19,127)     (20,133)      (9,461)     (11,112)      (1,973)      (2,343)
                                -----------  -----------  -----------  -----------  -----------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  (5,612,415)  (5,218,133)  (4,481,729)  (4,091,879)      59,565     (394,355)
                                -----------  -----------  -----------  -----------  -----------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  (1,176,691)  (8,065,223)  (1,388,573)  (5,812,832)     742,330     (663,802)

NET ASSETS
  Beginning of period..........  48,159,599   56,224,822   28,266,090   34,078,922    4,531,724    5,195,526
                                -----------  -----------  -----------  -----------  -----------  -----------
  End of period................ $46,982,908  $48,159,599  $26,877,517  $28,266,090  $ 5,274,054  $ 4,531,724
                                ===========  ===========  ===========  ===========  ===========  ===========

  Beginning units..............  29,075,628   32,077,679   27,280,316   31,082,791    7,628,132    8,340,614
                                -----------  -----------  -----------  -----------  -----------  -----------
  Units issued.................   1,936,029    3,740,387      476,324    1,074,079    1,898,769    1,368,372
  Units redeemed...............  (5,100,240)  (6,742,438)  (4,494,580)  (4,876,554)  (1,774,281)  (2,080,854)
                                -----------  -----------  -----------  -----------  -----------  -----------
  Ending units.................  25,911,417   29,075,628   23,262,060   27,280,316    7,752,620    7,628,132
                                ===========  ===========  ===========  ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A25

                                          SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------
                                                                 PRUDENTIAL SP
PRUDENTIAL SP SMALL CAP VALUE      JANUS ASPEN JANUS       PRUDENTIAL U.S. EMERGING   PRUDENTIAL SP INTERNATIONAL
         PORTFOLIO             PORTFOLIO - SERVICE SHARES      GROWTH PORTFOLIO            GROWTH PORTFOLIO
----------------------------   ------------------------   --------------------------  -------------------------
 01/01/2012      01/01/2011     01/01/2012    01/01/2011   01/01/2012    01/01/2011    01/01/2012    01/01/2011
     TO              TO             TO            TO           TO            TO            TO            TO
 12/31/2012      12/31/2011     12/31/2012    12/31/2011   12/31/2012    12/31/2011    12/31/2012    12/31/2011
------------    ------------   -----------   -----------  ------------  ------------  -----------   ------------
$ (1,185,286)   $ (1,051,926)  $  (136,725)  $  (151,471) $ (1,564,440) $ (1,454,313) $  (416,940)  $   (145,811)

           0               0       192,952             0     9,152,392     1,223,782            0              0

   1,336,669         552,718       475,134       458,378     4,243,995     4,329,371   (2,365,372)    (3,058,173)

  13,588,234      (4,213,004)    1,181,907    (1,136,482)    6,602,451    (2,602,784)  10,740,720     (5,328,824)
------------    ------------   -----------   -----------  ------------  ------------  -----------   ------------

  13,739,617      (4,712,212)    1,713,268      (829,575)   18,434,398     1,496,056    7,958,408     (8,532,808)
------------    ------------   -----------   -----------  ------------  ------------  -----------   ------------

     276,918         302,414        39,915        49,159       305,857       400,309      248,843        126,007
    (216,837)       (241,728)       (4,387)       (6,316)     (280,692)     (394,353)     (81,845)       (85,864)

 (12,584,478)    (13,989,963)   (1,519,079)   (1,964,355)  (15,884,843)  (20,212,727)  (4,861,333)    (6,518,118)

  (3,881,605)     (4,683,943)     (165,119)     (368,371)   (5,432,697)   (8,150,159)  (1,953,836)    (1,737,718)
    (296,384)       (326,400)      (35,750)      (39,612)     (384,133)     (425,214)    (120,213)      (138,151)
------------    ------------   -----------   -----------  ------------  ------------  -----------   ------------

 (16,702,386)    (18,939,620)   (1,684,420)   (2,329,495)  (21,676,508)  (28,782,144)  (6,768,384)    (8,353,844)
------------    ------------   -----------   -----------  ------------  ------------  -----------   ------------

  (2,962,769)    (23,651,832)       28,848    (3,159,070)   (3,242,110)  (27,286,088)   1,190,024    (16,886,652)

 103,380,990     127,032,822    10,839,280    13,998,350   128,003,204   155,289,292   41,591,579     58,478,231
------------    ------------   -----------   -----------  ------------  ------------  -----------   ------------
$100,418,221    $103,380,990   $10,868,128   $10,839,280  $124,761,094  $128,003,204  $42,781,603   $ 41,591,579
============    ============   ===========   ===========  ============  ============  ===========   ============

  62,060,033      72,892,210    11,018,784    13,322,774    69,627,130    84,601,871   35,231,858     41,903,584
------------    ------------   -----------   -----------  ------------  ------------  -----------   ------------
   1,465,632       3,850,151       427,897       456,056     2,419,226     4,536,583    1,519,705      2,686,430
 (10,703,347)    (14,682,328)   (1,920,988)   (2,760,046)  (12,678,954)  (19,511,324)  (6,644,074)    (9,358,156)
------------    ------------   -----------   -----------  ------------  ------------  -----------   ------------
  52,822,318      62,060,033     9,525,693    11,018,784    59,367,402    69,627,130   30,107,489     35,231,858
============    ============   ===========   ===========  ============  ============  ===========   ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A26

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                   SUBACCOUNTS
                                --------------------------------------------------------------------------------
                                PRUDENTIAL SP INTERNATIONAL      AST GOLDMAN SACHS         AST AMERICAN CENTURY
                                     VALUE PORTFOLIO         LARGE-CAP VALUE PORTFOLIO  INCOME & GROWTH PORTFOLIO
                                -------------------------   --------------------------  -------------------------
                                 01/01/2012    01/01/2011    01/01/2012    01/01/2011    01/01/2012    01/01/2011
                                     TO            TO            TO            TO            TO            TO
                                 12/31/2012    12/31/2011    12/31/2012    12/31/2011   05/04/2012**   12/31/2011
                                -----------   ------------  ------------  ------------  ------------  -----------
OPERATIONS
  Net investment income
   (loss)...................... $   405,637   $    420,732  $   (570,419) $   (445,262) $   (608,699) $  (416,971)
  Capital gains distributions
   received....................           0              0             0             0             0            0
  Realized gain (loss) on
   shares redeemed.............  (2,445,150)    (2,654,708)    1,638,560    (6,037,352)   10,670,940   (1,401,039)
  Net change in unrealized
   gain (loss) on
   investments.................   7,610,922     (4,763,625)   16,754,686    (4,702,899)   (3,042,526)    (851,129)
                                -----------   ------------  ------------  ------------  ------------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS.............   5,571,409     (6,997,601)   17,822,827   (11,185,513)    7,019,715   (2,669,139)
                                -----------   ------------  ------------  ------------  ------------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................     176,105        172,141    22,671,697    49,003,657    15,419,352   35,975,232
  Annuity Payments.............     (76,361)       (74,526)       (1,393)         (779)            0         (284)
  Surrenders, withdrawals
   and death benefits..........  (5,190,690)    (6,437,172)   (2,716,505)   (1,313,896)     (960,240)  (2,005,800)
  Net transfers between
   other subaccounts or
   fixed rate option...........    (627,137)    (1,225,425)   23,511,035   (10,280,925)  (95,178,659)  (3,283,831)
  Withdrawal and other
   charges.....................    (126,180)      (149,951)   (1,156,125)     (462,473)     (288,467)    (392,383)
                                -----------   ------------  ------------  ------------  ------------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  (5,844,263)    (7,714,933)   42,308,709    36,945,584   (81,008,014)  30,292,934
                                -----------   ------------  ------------  ------------  ------------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................    (272,854)   (14,712,534)   60,131,536    25,760,071   (73,988,299)  27,623,795

NET ASSETS
  Beginning of period..........  39,900,534     54,613,068    86,331,576    60,571,505    73,988,299   46,364,504
                                -----------   ------------  ------------  ------------  ------------  -----------
  End of period................ $39,627,680   $ 39,900,534  $146,463,112  $ 86,331,576  $          0  $73,988,299
                                ===========   ============  ============  ============  ============  ===========

  Beginning units..............  29,946,196     35,175,295     9,454,926     6,153,488     6,969,587    4,546,974
                                -----------   ------------  ------------  ------------  ------------  -----------
  Units issued.................   1,674,051      3,035,572     9,759,391    12,237,351     4,480,009    9,203,882
  Units redeemed...............  (5,783,024)    (8,264,671)   (5,859,711)   (8,935,913)  (11,449,596)  (6,781,269)
                                -----------   ------------  ------------  ------------  ------------  -----------
  Ending units.................  25,837,223     29,946,196    13,354,606     9,454,926             0    6,969,587
                                ===========   ============  ============  ============  ============  ===========

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A27

                                              SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI-ASSET WORLD    AST COHEN & STEERS REALTY    AST J.P. MORGAN STRATEGIC      AST BLACKROCK VALUE
     STRATEGIES PORTFOLIO                  PORTFOLIO             OPPORTUNITIES PORTFOLIO            PORTFOLIO
------------------------------    --------------------------  ----------------------------  -------------------------
  01/01/2012        01/01/2011     01/01/2012    01/01/2011     01/01/2012     01/01/2011    01/01/2012    01/01/2011
      TO                TO             TO            TO             TO             TO            TO            TO
  12/31/2012        12/31/2011     12/31/2012    12/31/2011     12/31/2012     12/31/2011    12/31/2012    12/31/2011
--------------    --------------  ------------  ------------  --------------  ------------  ------------  -----------
$    4,622,176    $   (1,765,289) $   (589,396) $   (837,150) $   (3,010,743) $ (6,092,913) $   (573,038) $  (367,056)
             0        13,873,907             0             0               0             0             0            0
     9,326,359       (31,440,539)    2,735,354    (4,779,918)      8,666,923     3,191,430        97,410   (4,626,800)
   135,323,195      (110,292,703)   11,625,507     1,709,260      79,861,286   (22,030,615)    8,663,040     (314,958)
--------------    --------------  ------------  ------------  --------------  ------------  ------------  -----------

   149,271,730      (129,624,624)   13,771,465    (3,907,808)     85,517,466   (24,932,098)    8,187,412   (5,308,814)
--------------    --------------  ------------  ------------  --------------  ------------  ------------  -----------

   446,233,827       833,336,340    41,776,618    47,760,383     368,191,313   339,325,910    36,297,024   32,200,500
       (49,995)          (70,651)       (1,245)      (49,051)       (134,342)      (11,753)       (1,377)           0
   (30,013,549)      (19,083,412)   (3,500,451)   (2,374,621)    (27,722,532)  (17,302,354)   (2,238,367)  (1,617,819)
   231,177,619      (383,306,958)   34,966,944   (16,633,773)    139,177,140   (92,765,162)   19,509,004    7,686,589
   (18,103,327)      (10,985,821)   (1,164,036)     (537,800)     (9,170,655)   (4,962,430)     (771,000)    (213,944)
--------------    --------------  ------------  ------------  --------------  ------------  ------------  -----------

   629,244,575       419,889,498    72,077,830    28,165,138     470,340,924   224,284,211    52,795,284   38,055,326
--------------    --------------  ------------  ------------  --------------  ------------  ------------  -----------

   778,516,305       290,264,874    85,849,295    24,257,330     555,858,390   199,352,113    60,982,696   32,746,512

 1,453,229,080     1,162,964,206    87,242,676    62,985,346     808,699,475   609,347,362    54,138,903   21,392,391
--------------    --------------  ------------  ------------  --------------  ------------  ------------  -----------
$2,231,745,385    $1,453,229,080  $173,091,971  $ 87,242,676  $1,364,557,865  $808,699,475  $115,121,599  $54,138,903
==============    ==============  ============  ============  ==============  ============  ============  ===========

   141,598,371       107,549,779     7,109,028     5,413,486      76,238,767    56,172,490     5,453,622    2,188,804
--------------    --------------  ------------  ------------  --------------  ------------  ------------  -----------
   140,544,222       161,763,835    11,885,680    11,121,959      68,738,678    64,235,420     9,860,163    8,998,032
   (83,140,784)     (127,715,243)   (6,548,673)   (9,426,417)    (26,320,758)  (44,169,143)   (5,090,960)  (5,733,214)
--------------    --------------  ------------  ------------  --------------  ------------  ------------  -----------
   199,001,809       141,598,371    12,446,035     7,109,028     118,656,687    76,238,767    10,222,825    5,453,622
==============    ==============  ============  ============  ==============  ============  ============  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A28

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                   SUBACCOUNTS
                                --------------------------------------------------------------------------------
                                                             AST FEDERATED AGGRESSIVE       AST MID-CAP VALUE
                                 AST HIGH YIELD PORTFOLIO        GROWTH PORTFOLIO               PORTFOLIO
                                --------------------------  --------------------------  ------------------------
                                 01/01/2012    01/01/2011    01/01/2012    01/01/2011    01/01/2012   01/01/2011
                                     TO            TO            TO            TO            TO           TO
                                 12/31/2012    12/31/2011    12/31/2012    12/31/2011    12/31/2012   12/31/2011
                                ------------  ------------  ------------  ------------  -----------  -----------
OPERATIONS
  Net investment income
   (loss)...................... $  6,723,376  $  4,911,060  $ (1,627,921) $   (818,255) $  (793,350) $  (436,346)
  Capital gains distributions
   received....................            0             0             0             0      238,963            0
  Realized gain (loss) on
   shares redeemed.............    1,554,007    (1,792,319)    1,721,094    (9,712,881)   1,209,385   (2,291,849)
  Net change in unrealized
   gain (loss) on
   investments.................    9,279,155    (3,142,457)   10,774,462    (9,395,968)   7,019,423   (3,243,340)
                                ------------  ------------  ------------  ------------  -----------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS.............   17,556,538       (23,716)   10,867,635   (19,927,104)   7,674,421   (5,971,535)
                                ------------  ------------  ------------  ------------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................   51,745,641    48,033,624    26,943,664    27,072,834   16,576,879   24,456,906
  Annuity Payments.............            0        (3,884)      (61,238)       (5,390)           0      (18,251)
  Surrenders, withdrawals
   and death benefits..........   (5,660,107)   (3,038,293)   (2,801,087)   (1,573,726)  (1,237,130)    (914,772)
  Net transfers between
   other subaccounts or
   fixed rate option...........   42,436,081    (6,866,588)   22,380,781    13,796,160   11,759,726   (8,514,304)
  Withdrawal and other
   charges.....................   (1,257,863)     (562,777)     (816,913)     (417,988)    (528,842)    (260,582)
                                ------------  ------------  ------------  ------------  -----------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................   87,263,752    37,562,082    45,645,207    38,871,890   26,570,633   14,748,997
                                ------------  ------------  ------------  ------------  -----------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  104,820,290    37,538,366    56,512,842    18,944,786   34,245,054    8,777,462

NET ASSETS
  Beginning of period..........  107,095,346    69,556,980    59,776,807    40,832,021   39,678,934   30,901,472
                                ------------  ------------  ------------  ------------  -----------  -----------
  End of period................ $211,915,636  $107,095,346  $116,289,649  $ 59,776,807  $73,923,988  $39,678,934
                                ============  ============  ============  ============  ===========  ===========

  Beginning units..............    9,601,679     6,242,860     5,924,650     3,502,874    3,654,808    2,712,491
                                ------------  ------------  ------------  ------------  -----------  -----------
  Units issued.................   15,569,297    12,647,564    10,501,234    11,939,382    5,648,002    5,971,358
  Units redeemed...............   (8,102,043)   (9,288,745)   (6,607,633)   (9,517,606)  (3,452,686)  (5,029,041)
                                ------------  ------------  ------------  ------------  -----------  -----------
  Ending units.................   17,068,933     9,601,679     9,818,251     5,924,650    5,850,124    3,654,808
                                ============  ============  ============  ============  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A29

                                           SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------
   AST SMALL-CAP VALUE         AST GOLDMAN SACHS         AST GOLDMAN SACHS MID-CAP      AST LARGE-CAP VALUE
        PORTFOLIO         CONCENTRATED GROWTH PORTFOLIO      GROWTH PORTFOLIO                PORTFOLIO
------------------------  ----------------------------  --------------------------  --------------------------
 01/01/2012   01/01/2011   01/01/2012     01/01/2011     01/01/2012    01/01/2011    01/01/2012    01/01/2011
     TO           TO           TO             TO             TO            TO            TO            TO
 12/31/2012   12/31/2011   12/31/2012     12/31/2011     12/31/2012    12/31/2011    12/31/2012    12/31/2011
-----------  -----------  ------------   ------------   ------------  ------------  ------------  ------------

$  (826,541) $  (526,670) $ (1,339,810)  $ (1,018,944)  $ (2,577,001) $ (1,775,403) $  3,318,026  $   (286,744)

          0            0             0              0     15,280,871     6,085,586             0             0

  1,187,975   (2,091,081)    2,905,946         55,282      2,013,782    (7,118,478)     (909,662)   (4,568,054)

  7,590,191   (4,159,165)   10,352,150     (6,320,145)     4,227,579   (10,861,651)   19,816,265      (819,842)
-----------  -----------  ------------   ------------   ------------  ------------  ------------  ------------

  7,951,625   (6,776,916)   11,918,286     (7,283,807)    18,945,231   (13,669,946)   22,224,629    (5,674,640)
-----------  -----------  ------------   ------------   ------------  ------------  ------------  ------------


 15,048,235   20,327,321    24,233,558     25,612,257     41,474,771    52,176,656    84,374,698    38,959,343
    (22,199)     (17,562)            0           (996)             0       (13,140)      (80,874)      (86,993)

 (1,843,920)  (1,908,424)   (2,439,819)    (2,041,859)    (3,267,659)   (2,443,845)   (6,356,249)   (6,367,567)

  7,586,863   (7,870,116)   23,312,412    (20,337,365)    33,566,731   (30,926,137)   32,993,785     4,925,802

   (485,200)    (251,714)     (760,936)      (449,837)    (1,291,227)     (684,007)   (1,683,654)     (321,405)
-----------  -----------  ------------   ------------   ------------  ------------  ------------  ------------

 20,283,779   10,279,505    44,345,215      2,782,200     70,482,616    18,109,527   109,247,706    37,109,180
-----------  -----------  ------------   ------------   ------------  ------------  ------------  ------------

 28,235,404    3,502,589    56,263,501     (4,501,607)    89,427,847     4,439,581   131,472,335    31,434,540

 45,405,237   41,902,648    58,548,236     63,049,843     93,020,418    88,580,837   105,205,533    73,770,993
-----------  -----------  ------------   ------------   ------------  ------------  ------------  ------------
$73,640,641  $45,405,237  $114,811,737   $ 58,548,236   $182,448,265  $ 93,020,418  $236,677,868  $105,205,533
===========  ===========  ============   ============   ============  ============  ============  ============

  4,291,191    3,661,163     5,660,773      5,726,803      8,275,740     7,399,862    12,016,442     8,210,451
-----------  -----------  ------------   ------------   ------------  ------------  ------------  ------------
  5,354,328    5,647,150     8,792,110      6,917,515     13,657,951    12,869,263    16,457,698     8,900,083
 (3,642,467)  (5,017,122)   (4,967,251)    (6,983,545)    (7,977,346)  (11,993,385)   (5,489,678)   (5,094,092)
-----------  -----------  ------------   ------------   ------------  ------------  ------------  ------------
  6,003,052    4,291,191     9,485,632      5,660,773     13,956,345     8,275,740    22,984,462    12,016,442
===========  ===========  ============   ============   ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A30

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                   SUBACCOUNTS
                                --------------------------------------------------------------------------------
                                AST LORD ABBETT CORE FIXED  AST MARSICO CAPITAL GROWTH       AST MFS GROWTH
                                     INCOME PORTFOLIO                PORTFOLIO                  PORTFOLIO
                                --------------------------  --------------------------  ------------------------
                                 01/01/2012    01/01/2011    01/01/2012    01/01/2011    01/01/2012   01/01/2011
                                     TO            TO            TO            TO            TO           TO
                                 12/31/2012    12/31/2011    12/31/2012    12/31/2011    12/31/2012   12/31/2011
                                ------------  ------------  ------------  ------------  -----------  -----------
OPERATIONS
  Net investment income
   (loss)...................... $ (1,460,928) $   (437,361) $ (2,077,255) $ (1,661,802) $  (896,568) $  (415,225)
  Capital gains distributions
   received....................   10,589,180             0             0             0            0            0
  Realized gain (loss) on
   shares redeemed.............    2,648,826     2,223,162     3,364,048    (1,571,416)   1,714,991      (92,841)
  Net change in unrealized
   gain (loss) on
   investments.................    4,134,588     5,151,208    11,097,099    (6,299,604)   5,500,044   (1,865,905)
                                ------------  ------------  ------------  ------------  -----------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS.............   15,911,666     6,937,009    12,383,892    (9,532,822)   6,318,467   (2,373,971)
                                ------------  ------------  ------------  ------------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................  189,409,377   117,462,662    47,728,849    57,454,010   21,851,049   14,742,856
  Annuity Payments.............      (13,368)       (4,121)      (26,189)      (19,408)           0            0
  Surrenders, withdrawals
   and death benefits..........  (14,215,554)   (5,038,422)   (5,739,551)   (5,371,138)  (1,593,214)  (1,117,920)
  Net transfers between
   other subaccounts or
   fixed rate option...........   80,450,313    76,255,647    24,974,052   (23,306,496)  14,749,034   (5,342,908)
  Withdrawal and other
   charges.....................   (3,861,151)     (473,044)   (1,396,777)     (672,685)    (518,477)    (212,546)
                                ------------  ------------  ------------  ------------  -----------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  251,769,617   188,202,722    65,540,384    28,084,283   34,488,392    8,069,482
                                ------------  ------------  ------------  ------------  -----------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  267,681,283   195,139,731    77,924,276    18,551,461   40,806,859    5,695,511

NET ASSETS
  Beginning of period..........  245,854,864    50,715,133   117,840,825    99,289,364   33,300,548   27,605,037
                                ------------  ------------  ------------  ------------  -----------  -----------
  End of period................ $513,536,147  $245,854,864  $195,765,101  $117,840,825  $74,107,407  $33,300,548
                                ============  ============  ============  ============  ===========  ===========

  Beginning units..............   20,912,041     4,379,205    11,182,192     9,228,317    3,218,197    2,603,376
                                ------------  ------------  ------------  ------------  -----------  -----------
  Units issued.................   40,437,578    25,844,630    13,170,771    13,485,414    6,379,468    4,051,956
  Units redeemed...............  (18,289,624)   (9,311,794)   (7,414,096)  (11,531,539)  (3,288,276)  (3,437,135)
                                ------------  ------------  ------------  ------------  -----------  -----------
  Ending units.................   43,059,995    20,912,041    16,938,867    11,182,192    6,309,389    3,218,197
                                ============  ============  ============  ============  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A31

                                           SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------
   AST NEUBERGER BERMAN        AST NEUBERGER BERMAN/LSV   AST PIMCO LIMITED MATURITY   AST T. ROWE PRICE EQUITY
 MID-CAP GROWTH PORTFOLIO       MID-CAP VALUE PORTFOLIO         BOND PORTFOLIO             INCOME PORTFOLIO
--------------------------    --------------------------  --------------------------  -------------------------
 01/01/2012      01/01/2011    01/01/2012    01/01/2011    01/01/2012    01/01/2011    01/01/2012    01/01/2011
     TO              TO            TO            TO            TO            TO            TO            TO
 12/31/2012      12/31/2011    12/31/2012    12/31/2011    12/31/2012    12/31/2011    12/31/2012    12/31/2011
------------    ------------  ------------  ------------  ------------  ------------  ------------  -----------
$ (2,509,306)   $ (1,538,448) $   (926,985) $   (683,195) $   (996,527) $ (1,069,129) $ (1,645,896) $  (258,075)
           0               0             0             0     5,802,893     2,107,308             0            0
   3,329,132         (16,785)    2,292,364    (5,513,425)       12,510      (430,496)    1,249,475   (2,322,679)
  10,508,566      (5,915,307)   13,563,227    (6,465,566)      766,456       (43,486)   16,518,203   (2,157,358)
------------    ------------  ------------  ------------  ------------  ------------  ------------  -----------

  11,328,392      (7,470,540)   14,928,606   (12,662,186)    5,585,332       564,197    16,121,782   (4,738,112)
------------    ------------  ------------  ------------  ------------  ------------  ------------  -----------

  59,476,491      62,217,195    28,596,931    46,536,831    47,482,300    63,799,009    86,246,241   26,011,071
           0            (990)      (10,914)       (6,057)     (136,765)      (31,083)       (7,586)           0
  (3,741,138)     (2,061,611)   (3,493,059)   (2,647,594)  (11,552,219)  (10,828,361)   (2,294,138)  (1,054,509)
  26,528,030     (15,981,311)   16,267,689   (22,194,283)   14,682,186     8,341,377    54,089,540   (9,633,674)
  (1,462,916)       (539,513)   (1,032,643)     (608,799)   (1,366,776)     (662,038)   (1,396,127)    (329,735)
------------    ------------  ------------  ------------  ------------  ------------  ------------  -----------

  80,800,467      43,633,770    40,328,004    21,080,098    49,108,726    60,618,904   136,637,930   14,993,153
------------    ------------  ------------  ------------  ------------  ------------  ------------  -----------

  92,128,859      36,163,230    55,256,610     8,417,912    54,694,058    61,183,101   152,759,712   10,255,041

 100,644,730      64,481,500    86,810,030    78,392,118   164,142,598   102,959,497    53,933,489   43,678,448
------------    ------------  ------------  ------------  ------------  ------------  ------------  -----------
$192,773,589    $100,644,730  $142,066,640  $ 86,810,030  $218,836,656  $164,142,598  $206,693,201  $53,933,489
============    ============  ============  ============  ============  ============  ============  ===========

   8,614,440       5,335,094     8,186,522     7,173,550    15,356,638     9,358,496     5,793,434    4,615,182
------------    ------------  ------------  ------------  ------------  ------------  ------------  -----------
  14,009,027      13,577,914    10,271,837    12,333,462    14,355,651    15,646,583    18,697,987    6,741,661
  (7,165,234)    (10,298,568)   (6,840,613)  (11,320,490)   (9,594,240)   (9,648,441)   (5,449,287)  (5,563,409)
------------    ------------  ------------  ------------  ------------  ------------  ------------  -----------
  15,458,233       8,614,440    11,617,746     8,186,522    20,118,049    15,356,638    19,042,134    5,793,434
============    ============  ============  ============  ============  ============  ============  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A32

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                     SUBACCOUNTS
                                ------------------------------------------------------------------------------------
                                 AST QMA US EQUITY ALPHA   AST T. ROWE PRICE NATURAL      AST T. ROWE PRICE ASSET
                                        PORTFOLIO             RESOURCES PORTFOLIO          ALLOCATION PORTFOLIO
                                ------------------------  --------------------------  ------------------------------
                                 01/01/2012   01/01/2011   01/01/2012    01/01/2011     01/01/2012      01/01/2011
                                     TO           TO           TO            TO             TO              TO
                                 12/31/2012   12/31/2011   12/31/2012    12/31/2011     12/31/2012      12/31/2011
                                -----------  -----------  ------------  ------------  --------------  --------------
OPERATIONS
  Net investment income
   (loss)...................... $  (491,911) $  (239,155) $ (3,729,343) $ (2,933,854) $  (17,712,541) $  (12,239,134)
  Capital gains distributions
   received....................           0            0             0             0      29,797,616               0
  Realized gain (loss) on
   shares redeemed.............   1,271,664     (734,646)  (10,768,110)  (21,424,084)     32,392,553     (23,561,430)
  Net change in unrealized
   gain (loss) on
   investments.................   5,136,374     (318,308)   14,469,280   (42,683,044)    321,836,198     (45,536,830)
                                -----------  -----------  ------------  ------------  --------------  --------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS.............   5,916,127   (1,292,109)      (28,173)  (67,040,982)    366,313,826     (81,337,394)
                                -----------  -----------  ------------  ------------  --------------  --------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................  15,357,182   12,314,263    57,180,805   125,329,516   1,777,561,525   1,366,449,922
  Annuity Payments.............           0         (850)     (129,540)      (73,128)        (83,189)       (324,528)
  Surrenders, withdrawals
   and death benefits..........  (1,099,739)    (974,519)  (10,171,768)   (9,583,248)    (71,972,651)    (36,288,762)
  Net transfers between
   other subaccounts or
   fixed rate option...........  19,949,983   (1,060,622)   48,533,851   (63,438,016)    621,085,384    (342,122,960)
  Withdrawal and other
   charges.....................    (424,029)    (147,478)   (2,319,813)   (1,562,649)    (34,633,206)    (14,390,187)
                                -----------  -----------  ------------  ------------  --------------  --------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  33,783,397   10,130,794    93,093,535    50,672,475   2,291,957,863     973,323,485
                                -----------  -----------  ------------  ------------  --------------  --------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  39,699,524    8,838,685    93,065,362   (16,368,507)  2,658,271,689     891,986,091

NET ASSETS
  Beginning of period..........  27,992,365   19,153,680   220,749,203   237,117,710   2,473,645,387   1,581,659,296
                                -----------  -----------  ------------  ------------  --------------  --------------
  End of period................ $67,691,889  $27,992,365  $313,814,565  $220,749,203  $5,131,917,076  $2,473,645,387
                                ===========  ===========  ============  ============  ==============  ==============

  Beginning units..............   2,688,164    1,934,062    21,580,986    18,819,743     229,101,436     146,125,937
                                -----------  -----------  ------------  ------------  --------------  --------------
  Units issued.................   5,569,338    3,425,804    28,578,387    32,314,613     296,621,019     245,354,653
  Units redeemed...............  (2,830,821)  (2,671,702)  (19,301,294)  (29,553,370)    (98,643,132)   (162,379,154)
                                -----------  -----------  ------------  ------------  --------------  --------------
  Ending units.................   5,426,681    2,688,164    30,858,079    21,580,986     427,079,323     229,101,436
                                ===========  ===========  ============  ============  ==============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A33

                                            SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------
   AST MFS GLOBAL EQUITY      AST JPMORGAN INTERNATIONAL   AST T. ROWE PRICE GLOBAL    AST WELLINGTON MANAGEMENT
         PORTFOLIO                 EQUITY PORTFOLIO             BOND PORTFOLIO          HEDGED EQUITY PORTFOLIO
--------------------------    --------------------------  --------------------------  --------------------------
 01/01/2012      01/01/2011    01/01/2012    01/01/2011    01/01/2012    01/01/2011    01/01/2012    01/01/2011
     TO              TO            TO            TO            TO            TO            TO            TO
 12/31/2012      12/31/2011    12/31/2012    12/31/2011    12/31/2012    12/31/2011    12/31/2012    12/31/2011
------------    ------------  ------------  ------------  ------------  ------------  ------------  ------------

$   (872,995)   $ (1,008,835) $     24,430  $   (278,386) $  1,302,556  $    801,976  $ (6,505,327) $ (2,596,113)

           0               0             0             0     2,660,446       669,467             0             0

   2,229,602      (3,065,557)      (12,503)   (8,244,379)       63,533       353,711     2,933,534    (1,567,286)

  22,990,310      (6,204,187)   21,686,262   (11,089,319)    1,446,493      (362,314)   35,274,370    (8,905,749)
------------    ------------  ------------  ------------  ------------  ------------  ------------  ------------

  24,346,917     (10,278,579)   21,698,189   (19,612,084)    5,473,028     1,462,840    31,702,577   (13,069,148)
------------    ------------  ------------  ------------  ------------  ------------  ------------  ------------


  49,351,008      48,630,665    27,471,508    46,028,814    55,300,879    51,141,725   242,436,880   122,860,736
           0         (28,507)            0             0       (72,805)     (100,113)      (73,481)     (291,402)
  (3,302,440)     (1,927,519)   (2,755,289)   (2,276,672)   (5,063,628)   (3,211,076)  (16,395,153)  (11,080,745)

  31,806,750     (15,603,046)   23,600,443   (23,340,361)   28,434,448    (5,680,313)   84,396,476    16,310,286

  (1,204,454)       (579,797)   (1,105,284)     (696,995)   (1,416,264)     (556,889)   (3,501,831)     (672,530)
------------    ------------  ------------  ------------  ------------  ------------  ------------  ------------

  76,650,864      30,491,796    47,211,378    19,714,786    77,182,630    41,593,334   306,862,891   127,126,345
------------    ------------  ------------  ------------  ------------  ------------  ------------  ------------

 100,997,781      20,213,217    68,909,567       102,702    82,655,658    43,056,174   338,565,468   114,057,197

  87,581,103      67,367,886    90,597,501    90,494,799   113,538,785    70,482,611   265,955,531   151,898,334
------------    ------------  ------------  ------------  ------------  ------------  ------------  ------------
$188,578,884    $ 87,581,103  $159,507,068  $ 90,597,501  $196,194,443  $113,538,785  $604,520,999  $265,955,531
============    ============  ============  ============  ============  ============  ============  ============

   8,288,403       6,014,635     9,784,710     8,841,943    10,425,673     6,414,856    29,415,891    15,550,715
------------    ------------  ------------  ------------  ------------  ------------  ------------  ------------
  14,071,540      11,677,053    12,479,300    13,180,716    13,275,011    12,203,682    46,283,187    26,361,479
  (7,287,948)     (9,403,285)   (7,927,017)  (12,237,949)   (5,912,930)   (8,192,865)  (13,660,014)  (12,496,303)
------------    ------------  ------------  ------------  ------------  ------------  ------------  ------------
  15,071,995       8,288,403    14,336,993     9,784,710    17,787,754    10,425,673    62,039,064    29,415,891
============    ============  ============  ============  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A34

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                          SUBACCOUNTS
                                ----------------------------------------------------------------------------------------------
                                   AST CAPITAL GROWTH ASSET      AST ACADEMIC STRATEGIES ASSET   AST BALANCED ASSET ALLOCATION
                                     ALLOCATION PORTFOLIO            ALLOCATION PORTFOLIO                  PORTFOLIO
                                ------------------------------  ------------------------------  ------------------------------
                                  01/01/2012      01/01/2011      01/01/2012      01/01/2011      01/01/2012      01/01/2011
                                      TO              TO              TO              TO              TO              TO
                                  12/31/2012      12/31/2011      12/31/2012      12/31/2011      12/31/2012      12/31/2011
                                --------------  --------------  --------------  --------------  --------------  --------------
OPERATIONS
  Net investment income
   (loss)...................... $  (37,516,710) $  (42,019,186) $  (27,378,689) $  (33,379,568) $  (35,236,378) $  (39,196,878)
  Capital gains distributions
   received....................              0               0               0               0     136,031,447               0
  Realized gain (loss) on
   shares redeemed.............     60,264,387     (16,206,064)     37,841,906     (21,159,293)     55,991,008      28,966,827
  Net change in unrealized
   gain (loss) on
   investments.................    339,364,006    (207,253,142)    303,989,656    (155,056,758)    253,561,113    (179,039,480)
                                --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS.............    362,111,683    (265,478,392)    314,452,873    (209,595,619)    410,347,190    (189,269,531)
                                --------------  --------------  --------------  --------------  --------------  --------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................    828,375,922   1,024,782,927     675,643,842   1,060,310,000   1,002,789,495   1,120,558,937
  Annuity Payments.............       (468,592)        (34,614)       (275,104)        (54,777)     (2,160,650)     (1,652,150)
  Surrenders, withdrawals
   and death benefits..........    (88,686,255)    (77,251,951)    (93,816,331)    (75,450,434)   (182,897,887)   (167,162,173)
  Net transfers between
   other subaccounts or
   fixed rate option...........    486,054,303    (870,888,167)    313,897,555    (571,845,510)    462,396,752    (516,151,435)
  Withdrawal and other
   charges.....................    (28,719,416)    (18,936,710)    (26,452,852)    (16,585,901)    (34,821,752)    (20,900,183)
                                --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  1,196,555,962      57,671,485     868,997,110     396,373,378   1,245,305,958     414,692,996
                                --------------  --------------  --------------  --------------  --------------  --------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  1,558,667,645    (207,806,907)  1,183,449,983     186,777,759   1,655,653,148     225,423,465

NET ASSETS
  Beginning of period..........  2,893,895,218   3,101,702,125   2,725,760,213   2,538,982,454   3,548,073,243   3,322,649,778
                                --------------  --------------  --------------  --------------  --------------  --------------
  End of period................ $4,452,562,863  $2,893,895,218  $3,909,210,196  $2,725,760,213  $5,203,726,391  $3,548,073,243
                                ==============  ==============  ==============  ==============  ==============  ==============

  Beginning units..............    287,988,840     297,588,583     269,021,934     241,208,278     339,582,149     308,411,300
                                --------------  --------------  --------------  --------------  --------------  --------------
  Units issued.................    262,554,827     249,637,970     198,864,851     217,981,554     230,571,768     235,969,405
  Units redeemed...............   (156,550,116)   (259,237,713)   (120,789,490)   (190,167,898)   (118,820,451)   (204,798,556)
                                --------------  --------------  --------------  --------------  --------------  --------------
  Ending units.................    393,993,551     287,988,840     347,097,295     269,021,934     451,333,466     339,582,149
                                ==============  ==============  ==============  ==============  ==============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A35

                                                    SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
                                                                      AST FIRST TRUST CAPITAL
    AST PRESERVATION ASSET        AST FIRST TRUST BALANCED TARGET       APPRECIATION TARGET           AST ADVANCED STRATEGIES
     ALLOCATION PORTFOLIO                    PORTFOLIO                       PORTFOLIO                       PORTFOLIO
------------------------------    ------------------------------  ------------------------------  ------------------------------
  01/01/2012        01/01/2011      01/01/2012      01/01/2011      01/01/2012      01/01/2011      01/01/2012      01/01/2011
      TO                TO              TO              TO              TO              TO              TO              TO
  12/31/2012        12/31/2011      12/31/2012      12/31/2011      12/31/2012      12/31/2011      12/31/2012      12/31/2011
--------------    --------------  --------------  --------------  --------------  --------------  --------------  --------------
$  (23,432,317)   $  (21,174,511) $    3,887,725  $      339,012  $   (9,203,030) $   (8,954,803) $  (13,406,843) $  (13,398,739)
   202,805,107                 0               0               0               0               0      10,698,188               0
    22,398,416        27,118,606      10,191,212     (23,367,311)     16,761,219     (60,826,394)     31,428,121     (18,773,736)
    73,823,567       (41,348,326)    127,264,222     (65,186,924)    174,991,851    (165,228,575)    278,376,605     (76,239,653)
--------------    --------------  --------------  --------------  --------------  --------------  --------------  --------------

   275,594,773       (35,404,231)    141,343,159     (88,215,223)    182,550,040    (235,009,772)    307,096,071    (108,412,128)
--------------    --------------  --------------  --------------  --------------  --------------  --------------  --------------

 1,048,759,017       913,541,256     728,600,453     715,533,090     805,337,507     959,511,469   1,337,159,721   1,173,196,706
    (2,491,241)       (1,304,838)        (65,646)           (357)        (85,451)           (334)       (118,803)         (3,071)
  (162,776,429)     (132,466,652)    (41,951,630)    (27,306,788)    (39,492,279)    (27,930,901)    (57,398,994)    (36,064,453)
   288,557,708       (72,746,815)    248,262,069    (253,929,536)    390,158,671    (580,355,383)    486,760,388    (437,156,233)
   (26,186,113)      (14,013,495)    (16,912,928)     (8,040,472)    (19,991,505)    (11,020,522)    (27,733,930)    (12,395,922)
--------------    --------------  --------------  --------------  --------------  --------------  --------------  --------------

 1,145,862,942       693,009,456     917,932,318     426,255,937   1,135,926,943     340,204,329   1,738,668,382     687,577,027
--------------    --------------  --------------  --------------  --------------  --------------  --------------  --------------

 1,421,457,715       657,605,225   1,059,275,477     338,040,714   1,318,476,983     105,194,557   2,045,764,453     579,164,899

 2,869,172,693     2,211,567,468   1,346,839,609   1,008,798,895   1,485,878,707   1,380,684,150   2,075,519,637   1,496,354,738
--------------    --------------  --------------  --------------  --------------  --------------  --------------  --------------
$4,290,630,408    $2,869,172,693  $2,406,115,086  $1,346,839,609  $2,804,355,690  $1,485,878,707  $4,121,284,090  $2,075,519,637
==============    ==============  ==============  ==============  ==============  ==============  ==============  ==============

   264,390,353       199,628,107     130,049,406      95,850,727     148,843,360     131,381,152     193,663,052     137,362,458
--------------    --------------  --------------  --------------  --------------  --------------  --------------  --------------
   166,398,878       161,870,456     144,416,799     132,561,079     202,559,826     198,371,369     243,758,752     211,387,522
   (63,195,499)      (97,108,210)    (62,772,095)    (98,362,400)   (102,773,485)   (180,909,161)    (93,445,963)   (155,086,928)
--------------    --------------  --------------  --------------  --------------  --------------  --------------  --------------
   367,593,732       264,390,353     211,694,110     130,049,406     248,629,701     148,843,360     343,975,841     193,663,052
==============    ==============  ==============  ==============  ==============  ==============  ==============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A36

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                    SUBACCOUNTS
                                -----------------------------------------------------------------------------------
                                AST T. ROWE PRICE LARGE-CAP       AST MONEY MARKET           AST SMALL-CAP GROWTH
                                     GROWTH PORTFOLIO                 PORTFOLIO                   PORTFOLIO
                                --------------------------  ----------------------------  -------------------------
                                 01/01/2012    01/01/2011     01/01/2012     01/01/2011    01/01/2012    01/01/2011
                                     TO            TO             TO             TO            TO            TO
                                 12/31/2012    12/31/2011     12/31/2012     12/31/2011    12/31/2012    12/31/2011
                                ------------  ------------  -------------  -------------  ------------  -----------
OPERATIONS
  Net investment income
   (loss)...................... $ (4,749,523) $ (3,091,621) $  (3,824,914) $  (2,987,329) $ (2,103,651) $(1,571,296)
  Capital gains distributions
   received....................            0             0              0              0             0            0
  Realized gain (loss) on
   shares redeemed.............    7,268,215    (1,308,224)             0              0     2,508,100     (451,960)
  Net change in unrealized
   gain (loss) on
   investments.................   27,292,214   (13,857,020)             0              0     8,049,866   (6,987,997)
                                ------------  ------------  -------------  -------------  ------------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS.............   29,810,906   (18,256,865)    (3,824,914)    (2,987,329)    8,454,315   (9,011,253)
                                ------------  ------------  -------------  -------------  ------------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................   79,210,524    84,639,943     88,497,121    132,143,564    29,324,616   45,239,082
  Annuity Payments.............      (52,662)      (30,734)             0              0       (23,139)           0
  Surrenders, withdrawals
   and death benefits..........   (8,644,280)   (7,268,529)  (297,122,226)  (175,207,370)   (4,295,589)  (5,021,210)
  Net transfers between
   other subaccounts or
   fixed rate option...........   63,305,292   (36,874,340)   218,075,662    154,512,075     9,393,836   (9,704,905)
  Withdrawal and other
   charges.....................   (2,306,459)   (1,134,842)    (1,548,790)      (895,077)     (939,109)    (489,227)
                                ------------  ------------  -------------  -------------  ------------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  131,512,415    39,331,498      7,901,767    110,553,192    33,460,615   30,023,740
                                ------------  ------------  -------------  -------------  ------------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  161,323,321    21,074,633      4,076,853    107,565,863    41,914,930   21,012,487

NET ASSETS
  Beginning of period..........  173,496,539   152,421,906    236,146,926    128,581,063    91,234,103   70,221,616
                                ------------  ------------  -------------  -------------  ------------  -----------
  End of period................ $334,819,860  $173,496,539  $ 240,223,779  $ 236,146,926  $133,149,033  $91,234,103
                                ============  ============  =============  =============  ============  ===========

  Beginning units..............   16,189,549    13,776,574     24,015,202     12,762,620     7,585,608    5,748,993
                                ------------  ------------  -------------  -------------  ------------  -----------
  Units issued.................   24,719,510    21,040,767     64,046,095     66,184,250     9,356,968   11,121,180
  Units redeemed...............  (13,990,579)  (18,627,792)   (63,198,778)   (54,931,668)   (6,969,492)  (9,284,565)
                                ------------  ------------  -------------  -------------  ------------  -----------
  Ending units.................   26,918,480    16,189,549     24,862,519     24,015,202     9,973,084    7,585,608
                                ============  ============  =============  =============  ============  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A37

                                             SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------
    AST PIMCO TOTAL RETURN         AST INTERNATIONAL VALUE    AST INTERNATIONAL GROWTH    NVIT DEVELOPING MARKETS
        BOND PORTFOLIO                    PORTFOLIO                   PORTFOLIO                     FUND
------------------------------    -------------------------  --------------------------  -------------------------
  01/01/2012        01/01/2011     01/01/2012   01/01/2011    01/01/2012    01/01/2011    01/01/2012   01/01/2011
      TO                TO             TO           TO            TO            TO            TO           TO
  12/31/2012        12/31/2011     12/31/2012   12/31/2011    12/31/2012    12/31/2011    12/31/2012   12/31/2011
--------------    --------------  -----------  ------------  ------------  ------------  -----------  ------------

$   17,738,505    $    2,474,087  $   276,831  $    (79,967) $   (267,131) $   (514,583) $  (215,215) $   (268,665)
    20,653,708        51,974,246            0             0             0             0            0             0

    11,411,190        (8,804,208)    (832,761)   (4,951,198)      107,009    (4,755,991)  (1,053,696)   (1,351,237)

    89,383,140       (23,889,764)   8,015,700    (5,888,431)   19,507,288    (6,418,714)   3,139,075    (3,333,373)
--------------    --------------  -----------  ------------  ------------  ------------  -----------  ------------

   139,186,543        21,754,361    7,459,770   (10,919,596)   19,347,166   (11,689,288)   1,870,164    (4,953,275)
--------------    --------------  -----------  ------------  ------------  ------------  -----------  ------------


   453,070,089       597,815,509   11,752,993    26,442,789    59,557,410    42,627,905       59,056        52,248
      (923,816)       (1,186,972)           0             0             0             0      (23,563)      (28,320)

   (80,849,766)      (74,088,986)  (1,075,394)     (822,124)   (1,420,110)     (720,127)  (1,363,950)   (2,071,904)

   369,973,319      (249,761,461)   9,443,618   (10,220,283)   27,932,281    (7,176,604)  (1,185,451)   (4,615,879)

   (16,107,181)       (8,492,634)    (525,771)     (323,992)   (1,363,537)     (318,470)     (42,181)      (50,348)
--------------    --------------  -----------  ------------  ------------  ------------  -----------  ------------

   725,162,645       264,285,456   19,595,446    15,076,390    84,706,044    34,412,704   (2,556,089)   (6,714,203)
--------------    --------------  -----------  ------------  ------------  ------------  -----------  ------------

   864,349,188       286,039,817   27,055,216     4,156,794   104,053,210    22,723,416     (685,925)  (11,667,478)

 1,518,000,524     1,231,960,707   43,195,863    39,039,069    63,232,072    40,508,656   13,856,365    25,523,843
--------------    --------------  -----------  ------------  ------------  ------------  -----------  ------------
$2,382,349,712    $1,518,000,524  $70,251,079  $ 43,195,863  $167,285,282  $ 63,232,072  $13,170,440  $ 13,856,365
==============    ==============  ===========  ============  ============  ============  ===========  ============

   139,943,096       113,265,777    4,762,994     3,757,056     7,248,430     3,921,125    1,065,619     1,496,359
--------------    --------------  -----------  ------------  ------------  ------------  -----------  ------------
   137,401,558       136,000,768    5,789,490     7,003,568    14,668,163     9,708,084       99,979       269,076
   (71,570,575)     (109,323,449)  (3,836,271)   (5,997,630)   (5,483,831)   (6,380,779)    (283,169)     (699,816)
--------------    --------------  -----------  ------------  ------------  ------------  -----------  ------------
   205,774,079       139,943,096    6,716,213     4,762,994    16,432,762     7,248,430      882,429     1,065,619
==============    ==============  ===========  ============  ============  ============  ===========  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A38

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                       SUBACCOUNTS
                                ----------------------------------------------------------------------------------------
                                    AST INVESTMENT GRADE BOND     AST WESTERN ASSET CORE PLUS
                                            PORTFOLIO                   BOND PORTFOLIO          AST BOND PORTFOLIO 2018
                                --------------------------------  --------------------------  --------------------------
                                   01/01/2012       01/01/2011     01/01/2012    01/01/2011    01/01/2012    01/01/2011
                                       TO               TO             TO            TO            TO            TO
                                   12/31/2012       12/31/2011     12/31/2012    12/31/2011    12/31/2012    12/31/2011
                                ---------------  ---------------  ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)...................... $   (15,007,632) $   (35,999,379) $  5,633,899  $  2,414,441  $ (2,939,398) $ (1,562,019)
  Capital gains distributions
   received....................      63,330,220       57,978,969    12,073,221     3,513,277       905,416     3,364,110
  Realized gain (loss) on
   shares redeemed.............     391,554,490       (8,996,000)    2,419,429     2,248,143     3,547,152     1,219,236
  Net change in unrealized
   gain (loss) on
   investments.................     (94,205,140)     154,548,422       (24,688)    2,025,194     4,469,013     4,501,640
                                ---------------  ---------------  ------------  ------------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS.............     345,671,938      167,532,012    20,101,861    10,201,055     5,982,183     7,522,967
                                ---------------  ---------------  ------------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................              (1)               0    88,018,345   125,407,380         2,662             0
  Annuity Payments.............        (272,303)               0       (51,480)            0             0             0
  Surrenders, withdrawals
   and death benefits..........     (86,983,291)     (50,244,306)   (9,637,334)   (5,253,961)   (7,610,640)   (2,695,970)
  Net transfers between
   other subaccounts or
   fixed rate option...........  (4,674,418,091)   7,361,610,289    64,087,358   (27,326,369)   (4,308,790)  152,617,157
  Withdrawal and other
   charges.....................     (47,021,685)     (25,511,523)   (3,206,933)   (1,632,686)      (85,637)      (10,705)
                                ---------------  ---------------  ------------  ------------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  (4,808,695,371)   7,285,854,460   139,209,956    91,194,364   (12,002,405)  149,910,482
                                ---------------  ---------------  ------------  ------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  (4,463,023,433)   7,453,386,472   159,311,817   101,395,419    (6,020,222)  157,433,449

NET ASSETS
  Beginning of period..........   7,606,941,607      153,555,135   263,296,951   161,901,532   174,656,963    17,223,514
                                ---------------  ---------------  ------------  ------------  ------------  ------------
  End of period................ $ 3,143,918,174  $ 7,606,941,607  $422,608,768  $263,296,951  $168,636,741  $174,656,963
                                ===============  ===============  ============  ============  ============  ============

  Beginning units..............     624,194,989       11,978,281    23,998,953    15,298,556    14,702,403     1,423,064
                                ---------------  ---------------  ------------  ------------  ------------  ------------
  Units issued.................     891,936,076    1,647,509,094    30,072,880    33,133,655     5,623,872    20,485,724
  Units redeemed...............  (1,276,009,533)  (1,035,292,386)  (17,672,456)  (24,433,258)   (6,565,764)   (7,206,385)
                                ---------------  ---------------  ------------  ------------  ------------  ------------
  Ending units.................     240,121,532      624,194,989    36,399,377    23,998,953    13,760,511    14,702,403
                                ===============  ===============  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A39

                                            SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------
                             AST GLOBAL REAL ESTATE     AST PARAMETRIC EMERGING   FRANKLIN TEMPLETON VIP FOUNDING
 AST BOND PORTFOLIO 2019            PORTFOLIO          MARKETS EQUITY PORTFOLIO        FUNDS ALLOCATION FUND
------------------------    ------------------------  --------------------------  -------------------------------
 01/01/2012     01/01/2011   01/01/2012   01/01/2011   01/01/2012    01/01/2011      01/01/2012      01/01/2011
     TO             TO           TO           TO           TO            TO              TO              TO
 12/31/2012     12/31/2011   12/31/2012   12/31/2011   12/31/2012    12/31/2011     09/21/2012**     12/31/2011
-----------    -----------  -----------  -----------  ------------  ------------  ---------------  --------------
$  (216,729)   $  (120,873) $  (170,900) $   204,100  $ (1,169,779) $ (1,279,778) $    31,128,930  $  (23,828,494)
  1,837,892      2,652,543            0            0     2,819,500             0                0               0
   (302,431)      (313,601)     928,253   (2,111,918)   (2,928,625)  (13,539,987)     170,592,319     (52,514,959)
   (807,520)      (503,158)   9,128,406   (2,792,256)   24,696,336   (30,211,989)     (19,805,682)    (59,183,445)
-----------    -----------  -----------  -----------  ------------  ------------  ---------------  --------------

    511,212      1,714,911    9,885,759   (4,700,074)   23,417,432   (45,031,754)     181,915,567    (135,526,898)
-----------    -----------  -----------  -----------  ------------  ------------  ---------------  --------------

          2             34   15,286,953   19,976,163    43,371,384    90,380,080      281,649,468     840,535,790
          0              0            0            0             0             0                0               0
   (723,284)    (1,000,459)    (928,338)    (338,643)   (2,502,308)   (1,615,264)     (21,002,002)    (20,954,857)
 19,025,531     (4,412,548)  20,026,859   (9,714,690)   33,959,424   (63,400,945)  (1,791,478,860)   (477,641,251)
     (6,226)        (6,393)    (454,180)    (217,513)   (1,781,116)   (1,221,160)     (12,347,494)    (10,639,733)
-----------    -----------  -----------  -----------  ------------  ------------  ---------------  --------------

 18,296,023     (5,419,366)  33,931,294    9,705,317    73,047,384    24,142,711   (1,543,178,888)    331,299,949
-----------    -----------  -----------  -----------  ------------  ------------  ---------------  --------------

 18,807,235     (3,704,455)  43,817,053    5,005,243    96,464,816   (20,889,043)  (1,361,263,321)    195,773,051

 11,027,158     14,731,613   28,411,408   23,406,165   123,992,821   144,881,864    1,361,263,321   1,165,490,270
-----------    -----------  -----------  -----------  ------------  ------------  ---------------  --------------
$29,834,393    $11,027,158  $72,228,461  $28,411,408  $220,457,637  $123,992,821  $             0  $1,361,263,321
===========    ===========  ===========  ===========  ============  ============  ===============  ==============

    809,058      1,228,899    2,702,253    2,119,576    13,670,484    12,639,741      136,048,705     114,431,062
-----------    -----------  -----------  -----------  ------------  ------------  ---------------  --------------
  2,250,306        865,272    5,318,135    4,389,933    21,085,687    22,940,141      118,863,995     175,793,466
   (732,664)    (1,285,113)  (2,549,172)  (3,807,256)  (13,847,470)  (21,909,398)    (254,912,700)   (154,175,823)
-----------    -----------  -----------  -----------  ------------  ------------  ---------------  --------------
  2,326,700        809,058    5,471,216    2,702,253    20,908,701    13,670,484                0     136,048,705
===========    ===========  ===========  ===========  ============  ============  ===============  ==============

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A40

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                        SUBACCOUNTS
                                ------------------------------------------------------------------------------------------
                                     AST GOLDMAN SACHS           AST SCHRODERS GLOBAL           AST CLS MODERATE ASSET
                                 SMALL-CAP VALUE PORTFOLIO        TACTICAL PORTFOLIO             ALLOCATION PORTFOLIO
                                --------------------------  ------------------------------  ------------------------------
                                 01/01/2012    01/01/2011     01/01/2012      01/01/2011      01/01/2012      01/01/2011
                                     TO            TO             TO              TO              TO              TO
                                 12/31/2012    12/31/2011     12/31/2012      12/31/2011      12/31/2012      12/31/2011
                                ------------  ------------  --------------  --------------  --------------  --------------
OPERATIONS
  Net investment income
   (loss)...................... $ (1,826,709) $ (1,172,908) $  (19,489,507) $  (14,563,866) $  (21,632,247) $  (14,870,150)
  Capital gains distributions
   received....................            0             0       7,348,892      10,447,165      47,180,985      18,823,710
  Realized gain (loss) on
   shares redeemed.............    3,259,583    (4,397,236)     25,928,614     (36,242,977)     11,951,175     (22,353,121)
  Net change in unrealized
   gain (loss) on
   investments.................   15,124,203    (4,384,738)    162,686,608     (71,741,590)     94,007,529     (66,055,507)
                                ------------  ------------  --------------  --------------  --------------  --------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS.............   16,557,077    (9,954,882)    176,474,607    (112,101,268)    131,507,442     (84,455,068)
                                ------------  ------------  --------------  --------------  --------------  --------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................   47,862,216    67,063,374     606,760,429     714,180,565     841,149,058     698,014,324
  Annuity Payments.............            0             0               0               0               0               0
  Surrenders, withdrawals
   and death benefits..........   (2,603,433)   (1,150,224)    (22,012,131)    (10,686,227)    (33,684,069)    (16,134,220)
  Net transfers between
   other subaccounts or
   fixed rate option...........   33,234,357   (28,383,706)    322,716,972    (367,547,846)    257,259,152    (213,983,463)
  Withdrawal and other
   charges.....................   (1,507,338)     (695,724)    (15,473,557)     (7,739,074)    (17,914,475)     (8,538,964)
                                ------------  ------------  --------------  --------------  --------------  --------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................   76,985,802    36,833,720     891,991,713     328,207,418   1,046,809,666     459,357,677
                                ------------  ------------  --------------  --------------  --------------  --------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................   93,542,879    26,878,838   1,068,466,320     216,106,150   1,178,317,108     374,902,609

NET ASSETS
  Beginning of period..........   99,212,647    72,333,809   1,031,946,103     815,839,953   1,292,495,096     917,592,487
                                ------------  ------------  --------------  --------------  --------------  --------------
  End of period................ $192,755,526  $ 99,212,647  $2,100,412,423  $1,031,946,103  $2,470,812,204  $1,292,495,096
                                ============  ============  ==============  ==============  ==============  ==============

  Beginning units..............    8,706,892     6,209,379     100,743,415      78,030,921     126,312,909      87,540,737
                                ------------  ------------  --------------  --------------  --------------  --------------
  Units issued.................   14,524,734    14,794,166     142,677,796     142,081,443     155,125,113     133,035,078
  Units redeemed...............   (8,273,418)  (12,296,653)    (65,039,848)   (119,368,949)    (60,252,211)    (94,262,906)
                                ------------  ------------  --------------  --------------  --------------  --------------
  Ending units.................   14,958,208     8,706,892     178,381,363     100,743,415     221,185,811     126,312,909
                                ============  ============  ==============  ==============  ==============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A41

                                             SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
    AST J.P. MORGAN GLOBAL         AST HORIZON MODERATE ASSET   AST FI PYRAMIS(R) ASSET ALLOCATION  PROFUND VP CONSUMER
      THEMATIC PORTFOLIO              ALLOCATION PORTFOLIO                PORTFOLIO                      SERVICES
-----------------------------    -----------------------------  ---------------------------------  --------------------
  01/01/2012        01/01/2011     01/01/2012      01/01/2011     01/01/2012        01/01/2011     01/01/2012 01/01/2011
      TO                TO             TO              TO             TO                TO             TO         TO
  12/31/2012        12/31/2011     12/31/2012      12/31/2011     12/31/2012        12/31/2011     12/31/2012 12/31/2011
--------------    -------------  --------------  -------------   --------------    -------------   ---------- ----------
$  (14,491,771)   $  (9,817,290) $  (14,540,564) $ (10,251,736) $  (11,921,076)   $  (8,370,200)    $ (1,388)  $ (1,108)
     7,129,301       32,513,771      33,135,636     43,442,660               0       21,563,244          722          0
    11,266,736      (30,309,048)      5,983,487    (20,175,403)      7,412,566      (34,358,264)       9,985    (11,655)
   108,250,741      (49,167,076)     67,217,603    (57,101,570)     96,031,943      (38,777,131)      16,693     (6,395)
--------------    -------------  --------------  -------------   --------------    -------------    --------   --------

   112,155,007      (56,779,643)     91,796,162    (44,086,049)     91,523,433      (59,942,351)      26,012    (19,158)
--------------    -------------  --------------  -------------   --------------    -------------    --------   --------

   504,371,029      466,234,815     429,761,581    469,447,310     458,847,982      457,424,779          734      9,999
       (33,876)               0               0        (56,005)        (17,091)        (103,749)           0          0
   (14,433,907)      (7,244,868)    (23,903,056)   (14,222,028)    (14,788,392)      (6,971,923)      (1,261)       (13)
   152,436,185     (182,187,810)    156,164,552   (124,217,174)    194,401,619     (175,163,948)      30,301     52,513
   (11,464,410)      (5,557,061)    (12,686,096)    (6,544,721)     (9,382,634)      (3,971,570)      (1,415)      (905)
--------------    -------------  --------------  -------------   --------------    -------------    --------   --------

   630,875,021      271,245,076     549,336,981    324,407,382     629,061,484      271,213,589       28,359     61,594
--------------    -------------  --------------  -------------   --------------    -------------    --------   --------

   743,030,028      214,465,433     641,133,143    280,321,333     720,584,917      211,271,238       54,371     42,436

   778,470,273      564,004,840     967,245,765    686,924,432     603,154,421      391,883,183      122,604     80,168
--------------    -------------  --------------  -------------   --------------    -------------    --------   --------
$1,521,500,301    $ 778,470,273  $1,608,378,908  $ 967,245,765  $1,323,739,338    $ 603,154,421     $176,975   $122,604
==============    =============  ==============  =============   ==============    =============    ========   ========

    74,331,284       53,201,358      93,246,254     65,121,003      58,250,777       36,638,038       10,467      7,362
--------------    -------------  --------------  -------------   --------------    -------------    --------   --------
   104,534,684       91,698,121      89,167,572     90,270,574      93,416,287       83,559,824       13,725     27,180
   (49,350,780)     (70,568,195)    (39,497,165)   (62,145,323)    (37,712,429)     (61,947,085)     (11,673)   (24,075)
--------------    -------------  --------------  -------------   --------------    -------------    --------   --------
   129,515,188       74,331,284     142,916,661     93,246,254     113,954,635       58,250,777       12,519     10,467
==============    =============  ==============  =============   ==============    =============    ========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A42

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                           SUBACCOUNTS
                                -----------------------------------------------------------------
                                 PROFUND VP CONSUMER       PROFUND VP             PROFUND VP
                                   GOODS PORTFOLIO         FINANCIALS            HEALTH CARE
                                --------------------  --------------------  ---------------------
                                01/01/2012 01/01/2011 01/01/2012 01/01/2011 01/01/2012  01/01/2011
                                    TO         TO         TO         TO         TO          TO
                                12/31/2012 12/31/2011 12/31/2012 12/31/2011 12/31/2012  12/31/2011
                                ---------- ---------- ---------- ---------- ----------  ----------
OPERATIONS
  Net investment income
   (loss)......................  $ (1,686)  $   (883)  $(10,016) $ (12,665) $  (10,706) $ (10,581)
  Capital gains distributions
   received....................         0          0          0          0           0          0
  Realized gain (loss) on
   shares redeemed.............    19,629       (621)    28,843    (53,683)     58,898     33,807
  Net change in unrealized
   gain (loss) on
   investments.................    23,390     (1,198)   105,690   (112,339)    104,936     (3,994)
                                 --------   --------   --------  ---------  ----------  ---------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS.............    41,333     (2,702)   124,517   (178,687)    153,128     19,232
                                 --------   --------   --------  ---------  ----------  ---------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................     8,622     11,268     18,646     31,086      43,377     55,035
  Annuity Payments.............         0          0          0          0           0          0
  Surrenders, withdrawals
   and death benefits..........   (19,851)    (7,246)   (55,794)    (2,165)    (70,604)   (36,093)
  Net transfers between
   other subaccounts or
   fixed rate option...........    39,621    232,480    383,745   (401,772)    416,552   (202,975)
  Withdrawal and other
   charges.....................    (4,008)      (987)    (5,358)    (5,871)     (7,411)    (6,374)
                                 --------   --------   --------  ---------  ----------  ---------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................    24,384    235,515    341,239   (378,722)    381,914   (190,407)
                                 --------   --------   --------  ---------  ----------  ---------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................    65,717    232,813    465,756   (557,409)    535,042   (171,175)

NET ASSETS
  Beginning of period..........   358,247    125,434    429,486    986,895     693,261    864,436
                                 --------   --------   --------  ---------  ----------  ---------
  End of period................  $423,964   $358,247   $895,242  $ 429,486  $1,228,303  $ 693,261
                                 ========   ========   ========  =========  ==========  =========

  Beginning units..............    31,509     11,873     78,037    151,835      64,437     87,079
                                 --------   --------   --------  ---------  ----------  ---------
  Units issued.................    29,748     52,852    122,950     84,150      91,091     80,037
  Units redeemed...............   (27,334)   (33,216)   (86,451)  (157,948)    (57,475)  (102,679)
                                 --------   --------   --------  ---------  ----------  ---------
  Ending units.................    33,923     31,509    114,536     78,037      98,053     64,437
                                 ========   ========   ========  =========  ==========  =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A43

                                SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------
     PROFUND VP         PROFUND VP MID-CAP    PROFUND VP MID-CAP      PROFUND VP REAL
     INDUSTRIALS              GROWTH                 VALUE                ESTATE
--------------------   --------------------  --------------------  --------------------
01/01/2012  01/01/2011 01/01/2012 01/01/2011 01/01/2012 01/01/2011 01/01/2012 01/01/2011
    TO          TO         TO         TO         TO         TO         TO         TO
12/31/2012  12/31/2011 12/31/2012 12/31/2011 12/31/2012 12/31/2011 12/31/2012 12/31/2011
----------  ---------- ---------- ---------- ---------- ---------- ---------- ----------
 $ (2,564)  $  (2,410)  $ (6,297) $  (6,928) $  (6,651)  $ (5,608)  $  4,674  $  (8,599)
        0           0          0          0          0          0          0          0
    5,503         (95)    24,804    (14,522)    40,061     15,163     35,801     56,390

   23,649     (22,957)    27,071    (69,492)    52,309    (45,692)    19,133    (69,755)
 --------   ---------   --------  ---------  ---------   --------   --------  ---------

   26,588     (25,462)    45,578    (90,942)    85,719    (36,137)    59,608    (21,964)
 --------   ---------   --------  ---------  ---------   --------   --------  ---------

   20,149     131,749     21,650    119,701     23,608     21,630      6,034     74,968
        0           0          0          0          0          0          0          0
   (7,464)     (6,193)   (38,843)   (53,334)   (19,287)    (9,320)   (12,482)   (10,233)

   60,583    (141,387)    21,766   (225,522)  (106,833)   235,308     60,232   (359,505)
   (2,068)     (1,908)    (2,978)    (2,693)    (2,950)    (2,851)    (3,725)    (3,687)
 --------   ---------   --------  ---------  ---------   --------   --------  ---------

   71,200     (17,739)     1,595   (161,848)  (105,462)   244,767     50,059   (298,457)
 --------   ---------   --------  ---------  ---------   --------   --------  ---------

   97,788     (43,201)    47,173   (252,790)   (19,743)   208,630    109,667   (320,421)

  170,834     214,035    325,787    578,577    665,093    456,463    386,146    706,567
 --------   ---------   --------  ---------  ---------   --------   --------  ---------
 $268,622   $ 170,834   $372,960  $ 325,787  $ 645,350   $665,093   $495,813  $ 386,146
 ========   =========   ========  =========  =========   ========   ========  =========

   19,305      23,563     31,644     52,417     66,431     46,242     42,775     83,091
 --------   ---------   --------  ---------  ---------   --------   --------  ---------
   17,647      30,292     62,476    109,132     65,545    100,172     47,041     35,675
  (11,580)    (34,550)   (62,227)  (129,905)   (75,490)   (79,983)   (41,972)   (75,991)
 --------   ---------   --------  ---------  ---------   --------   --------  ---------
   25,372      19,305     31,893     31,644     56,486     66,431     47,844     42,775
 ========   =========   ========  =========  =========   ========   ========  =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A44

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                           SUBACCOUNTS
                                ----------------------------------------------------------------
                                PROFUND VP SMALL-CAP  PROFUND VP SMALL-CAP       PROFUND VP
                                       GROWTH                 VALUE          TELECOMMUNICATIONS
                                --------------------  --------------------  --------------------
                                01/01/2012 01/01/2011 01/01/2012 01/01/2011 01/01/2012 01/01/2011
                                    TO         TO         TO         TO         TO         TO
                                12/31/2012 12/31/2011 12/31/2012 12/31/2011 12/31/2012 12/31/2011
                                ---------- ---------- ---------- ---------- ---------- ----------
OPERATIONS
  Net investment income
   (loss)......................  $ (5,495) $  (6,831) $  (3,874)  $ (3,569)  $  3,269  $   4,993
  Capital gains distributions
   received....................         0        831          0          0          0          0
  Realized gain (loss) on
   shares redeemed.............    22,494    (19,740)    23,917     (1,699)     6,075     (1,637)
  Net change in unrealized
   gain (loss) on
   investments.................    16,201    (52,034)    16,643    (14,895)     9,172    (14,458)
                                 --------  ---------  ---------   --------   --------  ---------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS.............    33,200    (77,774)    36,686    (20,163)    18,516    (11,102)
                                 --------  ---------  ---------   --------   --------  ---------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................    11,498    116,710     20,523     27,627      4,525      3,346
  Annuity Payments.............         0          0          0          0          0          0
  Surrenders, withdrawals
   and death benefits..........   (41,605)   (52,325)    (8,927)    (8,176)   (20,824)        (9)
  Net transfers between
   other subaccounts or
   fixed rate option...........     6,942   (131,037)  (137,183)   147,548     79,344   (104,890)
  Withdrawal and other
   charges.....................    (2,453)    (2,554)    (1,396)    (1,429)    (1,208)    (1,046)
                                 --------  ---------  ---------   --------   --------  ---------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................   (25,618)   (69,206)  (126,983)   165,570     61,837   (102,599)
                                 --------  ---------  ---------   --------   --------  ---------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................     7,582   (146,980)   (90,297)   145,407     80,353   (113,701)

NET ASSETS
  Beginning of period..........   403,047    550,027    403,912    258,505    132,597    246,298
                                 --------  ---------  ---------   --------   --------  ---------
  End of period................  $410,629  $ 403,047  $ 313,615   $403,912   $212,950  $ 132,597
                                 ========  =========  =========   ========   ========  =========

  Beginning units..............    36,951     50,538     39,460     25,324     14,600     25,387
                                 --------  ---------  ---------   --------   --------  ---------
  Units issued.................    36,721    104,290     40,787     71,486     20,808     17,644
  Units redeemed...............   (39,814)  (117,877)   (53,091)   (57,350)   (16,990)   (28,431)
                                 --------  ---------  ---------   --------   --------  ---------
  Ending units.................    33,858     36,951     27,156     39,460     18,418     14,600
                                 ========  =========  =========   ========   ========  =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A45

                                  SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------
                       PROFUND VP LARGE-CAP  PROFUND VP LARGE-CAP   AST JENNISON LARGE-CAP
PROFUND VP UTILITIES          GROWTH                 VALUE              VALUE PORTFOLIO
--------------------   --------------------  --------------------  ------------------------
01/01/2012  01/01/2011 01/01/2012 01/01/2011 01/01/2012 01/01/2011  01/01/2012   01/01/2011
    TO          TO         TO         TO         TO         TO          TO           TO
12/31/2012  12/31/2011 12/31/2012 12/31/2011 12/31/2012 12/31/2011  12/31/2012   12/31/2011
----------  ---------- ---------- ---------- ---------- ---------- -----------  -----------
 $  6,046    $  1,483   $(11,019) $ (11,034) $  (4,455) $  (6,604) $  (650,683) $  (481,154)
        0           0          0          0          0          0            0      129,050
   19,002      11,846     61,711     29,651     38,996    (42,359)     212,339   (2,793,497)
  (34,975)     37,775     26,211    (47,379)    64,426    (40,958)   4,865,798   (2,493,809)
 --------    --------   --------  ---------  ---------  ---------  -----------  -----------

   (9,927)     51,104     76,903    (28,762)    98,967    (89,921)   4,427,454   (5,639,410)
 --------    --------   --------  ---------  ---------  ---------  -----------  -----------

   82,939      63,415     28,955     58,985     37,324     87,706   14,175,878   24,780,520
        0           0          0          0          0          0            0            0
   (5,495)       (342)   (39,620)   (63,979)   (28,238)   (56,894)  (1,077,403)    (395,637)
     (844)    181,656     16,455     52,518    (75,895)   182,086   10,430,652   (9,485,344)
   (4,028)     (2,440)    (6,252)    (4,672)    (5,231)    (4,955)    (447,908)    (232,029)
 --------    --------   --------  ---------  ---------  ---------  -----------  -----------

   72,572     242,289       (462)    42,852    (72,040)   207,943   23,081,219   14,667,510
 --------    --------   --------  ---------  ---------  ---------  -----------  -----------

   62,645     293,393     76,441     14,090     26,927    118,022   27,508,673    9,028,100

  588,644     295,251    690,914    676,824    850,786    732,764   33,837,253   24,809,153
 --------    --------   --------  ---------  ---------  ---------  -----------  -----------
 $651,289    $588,644   $767,355  $ 690,914  $ 877,713  $ 850,786  $61,345,926  $33,837,253
 ========    ========   ========  =========  =========  =========  ===========  ===========

   54,664      36,030     69,496     70,690     97,281     89,036    3,424,716    2,319,311
 --------    --------   --------  ---------  ---------  ---------  -----------  -----------
   53,934      65,007     68,467    102,147    105,343    231,178    5,721,657    5,579,780
  (45,118)    (46,373)   (68,431)  (103,341)  (110,808)  (222,933)  (3,555,917)  (4,474,375)
 --------    --------   --------  ---------  ---------  ---------  -----------  -----------
   63,480      54,664     69,532     69,496     91,816     97,281    5,590,456    3,424,716
 ========    ========   ========  =========  =========  =========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A46

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                  SUBACCOUNTS
                                -------------------------------------------------------------------------------
                                 AST JENNISON LARGE-CAP
                                    GROWTH PORTFOLIO       AST BOND PORTFOLIO 2020     AST BOND PORTFOLIO 2017
                                ------------------------  -------------------------  --------------------------
                                 01/01/2012   01/01/2011   01/01/2012   01/01/2011    01/01/2012    01/01/2011
                                     TO           TO           TO           TO            TO            TO
                                 12/31/2012   12/31/2011   12/31/2012   12/31/2011    12/31/2012    12/31/2011
                                -----------  -----------  -----------  ------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)...................... $(1,063,799) $  (463,441) $     7,958  $    (66,889) $ (2,760,219) $ (1,380,067)
  Capital gains distributions
   received....................           0            0      428,656     1,536,534             0       356,403
  Realized gain (loss) on
   shares redeemed.............   1,269,498     (954,647)     (88,333)       67,199     3,216,570       739,451
  Net change in unrealized
   gain (loss) on
   investments.................   4,649,763   (1,425,053)    (288,446)       13,305     4,303,808     3,411,695
                                -----------  -----------  -----------  ------------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS.............   4,855,462   (2,843,141)      59,835     1,550,149     4,760,159     3,127,482
                                -----------  -----------  -----------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................  26,737,608   22,060,185           (1)           62        23,526             0
  Annuity Payments.............           0            0            0             0             0             0
  Surrenders, withdrawals
   and death benefits..........    (801,365)    (306,409)     (82,356)     (290,634)   (5,976,374)   (2,838,068)
  Net transfers between
   other subaccounts or
   fixed rate option...........  15,723,428   (2,389,885)  (2,990,366)  (14,787,484)  (11,511,305)  168,630,258
  Withdrawal and other
   charges.....................    (548,269)    (175,376)        (621)       (2,730)      (86,258)      (57,543)
                                -----------  -----------  -----------  ------------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  41,111,402   19,188,515   (3,073,344)  (15,080,786)  (17,550,411)  165,734,647
                                -----------  -----------  -----------  ------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  45,966,864   16,345,374   (3,013,509)  (13,530,637)  (12,790,252)  168,862,129

NET ASSETS
  Beginning of period..........  32,383,935   16,038,561    3,602,548    17,133,185   173,608,249     4,746,120
                                -----------  -----------  -----------  ------------  ------------  ------------
  End of period................ $78,350,799  $32,383,935  $   589,039  $  3,602,548  $160,817,997  $173,608,249
                                ===========  ===========  ===========  ============  ============  ============

  Beginning units..............   3,023,508    1,477,715      313,789     1,771,066    15,086,505       449,557
                                -----------  -----------  -----------  ------------  ------------  ------------
  Units issued.................   7,344,333    6,022,523       57,546     1,231,594     6,264,253    23,744,431
  Units redeemed...............  (3,868,708)  (4,476,730)    (322,977)   (2,688,871)   (7,754,330)   (9,107,483)
                                -----------  -----------  -----------  ------------  ------------  ------------
  Ending units.................   6,499,133    3,023,508       48,358       313,789    13,596,428    15,086,505
                                ===========  ===========  ===========  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A47

                                    SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------
                              WELLS FARGO ADVANTAGE    WELLS FARGO ADVANTAGE  WELLS FARGO ADVANTAGE
                              VT INTERNATIONAL EQUITY     VT OMEGA GROWTH      VT SMALL CAP GROWTH
  AST BOND PORTFOLIO 2021     PORTFOLIO SHARE CLASS 1 PORTFOLIO SHARE CLASS 1 PORTFOLIO SHARE CLASS 1
--------------------------    ----------------------  ----------------------  ----------------------
 01/01/2012      01/01/2011   01/01/2012  01/01/2011  01/01/2012  01/01/2011  01/01/2012  01/01/2011
     TO              TO           TO          TO          TO          TO          TO          TO
 12/31/2012      12/31/2011   12/31/2012  12/31/2011  12/31/2012  12/31/2011  12/31/2012  12/31/2011
------------    ------------  ----------  ----------  ----------  ----------  ----------  ----------
$ (3,133,398)   $ (2,372,052) $    (566)  $  (9,022)  $  (20,604) $  (26,631) $  (9,054)  $ (11,453)
   4,227,158               0     39,041      38,520       83,856      13,281     24,017           0
   9,895,521       6,295,875      6,191      23,264       92,943     134,548     32,450      58,190
    (991,896)     14,846,592     25,671    (175,830)      61,665    (203,172)   (13,846)    (88,021)
------------    ------------  ---------   ---------   ----------  ----------  ---------   ---------

   9,997,385      18,770,415     70,337    (123,068)     217,860     (81,974)    33,567     (41,284)
------------    ------------  ---------   ---------   ----------  ----------  ---------   ---------

           1               0         12           0          144           0     53,123      11,422
           0               0          0           0            0      (1,208)         0           0
  (8,023,886)     (4,036,042)  (112,697)   (135,129)    (291,415)   (489,018)  (118,516)   (216,445)
 (43,323,461)    193,199,248     (1,843)    (75,892)     (80,999)    (61,690)   (10,190)    (11,622)
    (122,420)        (82,427)    (1,452)     (1,666)      (4,376)     (5,338)    (1,393)     (1,452)
------------    ------------  ---------   ---------   ----------  ----------  ---------   ---------

 (51,469,766)    189,080,779   (115,980)   (212,687)    (376,646)   (557,254)   (76,976)   (218,097)
------------    ------------  ---------   ---------   ----------  ----------  ---------   ---------

 (41,472,381)    207,851,194    (45,643)   (335,755)    (158,786)   (639,228)   (43,409)   (259,381)

 232,734,063      24,882,869    648,670     984,425    1,249,300   1,888,528    544,514     803,895
------------    ------------  ---------   ---------   ----------  ----------  ---------   ---------
$191,261,682    $232,734,063  $ 603,027   $ 648,670   $1,090,514  $1,249,300  $ 501,105   $ 544,514
============    ============  =========   =========   ==========  ==========  =========   =========

  18,356,147       2,261,043     52,493      68,335      682,604     960,874     47,275      65,643
------------    ------------  ---------   ---------   ----------  ----------  ---------   ---------
   7,917,603      30,873,753      1,931       3,338        4,477      56,747      5,623       6,142
 (11,761,987)    (14,778,649)   (10,778)    (19,180)    (184,999)   (335,017)   (11,948)    (24,510)
------------    ------------  ---------   ---------   ----------  ----------  ---------   ---------
  14,511,763      18,356,147     43,646      52,493      502,082     682,604     40,950      47,275
============    ============  =========   =========   ==========  ==========  =========   =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A48

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                 SUBACCOUNTS
                                ----------------------------------------------------------------------------
                                 WELLS FARGO ADVANTAGE
                                  VT SMALL CAP VALUE                               AST QUANTITATIVE MODELING
                                PORTFOLIO SHARE CLASS 1  AST BOND PORTFOLIO 2022           PORTFOLIO
                                ----------------------  -------------------------  -------------------------
                                01/01/2012  01/01/2011   01/01/2012   01/03/2011*   01/01/2012   04/29/2011*
                                    TO          TO           TO           TO            TO           TO
                                12/31/2012  12/31/2011   12/31/2012   12/31/2011    12/31/2012   12/31/2011
                                ----------  ----------  ------------  -----------  ------------  -----------
OPERATIONS
  Net investment income
   (loss)...................... $   (7,793) $  (13,981) $ (2,368,341) $  (523,180) $ (2,265,686) $  (410,093)
  Capital gains distributions
   received....................          0           0       228,894            0             0            0
  Realized gain (loss) on
   shares redeemed.............     63,495     113,941     3,120,591      781,609       166,379      (28,323)
  Net change in unrealized
   gain (loss) on
   investments.................     97,639    (248,068)    4,139,526    3,313,545    15,077,655   (1,501,336)
                                ----------  ----------  ------------  -----------  ------------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS.............    153,341    (148,108)    5,120,670    3,571,974    12,978,348   (1,939,752)
                                ----------  ----------  ------------  -----------  ------------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................     54,403          49             0            0    99,661,732   82,822,404
  Annuity Payments.............          0           0             0            0             0            0
  Surrenders, withdrawals
   and death benefits..........   (268,311)   (564,394)   (4,193,611)    (534,212)   (3,915,339)    (424,353)
  Net transfers between
   other subaccounts or
   fixed rate option...........    (45,859)    (29,218)   46,513,222   81,458,818     3,048,006      666,048
  Withdrawal and other
   charges.....................     (4,198)     (5,127)      (59,308)        (313)      (55,266)         (52)
                                ----------  ----------  ------------  -----------  ------------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................   (263,965)   (598,690)   42,260,303   80,924,293    98,739,133   83,064,047
                                ----------  ----------  ------------  -----------  ------------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................   (110,624)   (746,798)   47,380,973   84,496,267   111,717,481   81,124,295

NET ASSETS
  Beginning of period..........  1,409,239   2,156,037    84,496,267            0    81,124,295            0
                                ----------  ----------  ------------  -----------  ------------  -----------
  End of period................ $1,298,615  $1,409,239  $131,877,240  $84,496,267  $192,841,776  $81,124,295
                                ==========  ==========  ============  ===========  ============  ===========

  Beginning units..............    130,611     182,670     7,050,755            0     9,115,978            0
                                ----------  ----------  ------------  -----------  ------------  -----------
  Units issued.................      8,818       7,388     9,133,198   10,939,930    11,547,212    9,571,626
  Units redeemed...............    (32,357)    (59,447)   (5,550,625)  (3,889,175)   (1,193,893)    (455,648)
                                ----------  ----------  ------------  -----------  ------------  -----------
  Ending units.................    107,072     130,611    10,633,328    7,050,755    19,469,297    9,115,978
                                ==========  ==========  ============  ===========  ============  ===========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A49

                                         SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------
                                  WELLS FARGO ADVANTAGE                               AST NEUBERGER BERMAN
AST BLACKROCK GLOBAL STRATEGIES      VT OPPORTUNITY       AST PRUDENTIAL CORE BOND         CORE BOND
          PORTFOLIO                  FUND - CLASS 1              PORTFOLIO                 PORTFOLIO
------------------------------   ----------------------  -------------------------  -----------------------
  01/01/2012       04/29/2011*   01/01/2012  08/26/2011*  01/01/2012   10/31/2011*   01/01/2012  10/31/2011*
      TO               TO            TO          TO           TO           TO            TO          TO
  12/31/2012       12/31/2011    12/31/2012  12/31/2011   12/31/2012   12/31/2011    12/31/2012  12/31/2011
--------------    ------------   ----------  ----------- ------------  -----------  -----------  -----------
$  (14,288,942)   $ (8,573,981)  $  (15,925) $   (8,075) $   (821,712) $   (13,496) $  (379,726) $   (6,875)

             0               0          447           0       101,685            0       15,374           0

      (335,717)     (7,687,566)      37,100       2,455       483,478         (136)     209,269      (2,189)

   113,425,282     (43,928,385)     162,898      68,169     2,754,490       90,392      733,850      32,187
--------------    ------------   ----------  ----------  ------------  -----------  -----------  ----------

    98,800,623     (60,189,932)     184,520      62,549     2,517,941       76,760      578,767      23,123
--------------    ------------   ----------  ----------  ------------  -----------  -----------  ----------

   445,948,201     253,055,390      183,836          10    74,144,865    4,956,253   18,671,882   2,439,712
      (790,834)       (224,690)           0           0             0            0            0           0

   (63,151,067)    (40,482,449)    (208,627)    (72,345)   (1,111,769)     (14,011)    (465,278)     (5,109)

    98,331,863     665,067,409        4,533   1,351,211    46,409,263    6,022,443   14,656,618   1,849,594

    (7,109,048)     (1,196,754)      (2,699)       (833)     (513,939)      (2,190)    (210,176)     (1,585)
--------------    ------------   ----------  ----------  ------------  -----------  -----------  ----------

   473,229,115     876,218,906      (22,957)  1,278,043   118,928,420   10,962,495   32,653,046   4,282,612
--------------    ------------   ----------  ----------  ------------  -----------  -----------  ----------

   572,029,738     816,028,974      161,563   1,340,592   121,446,361   11,039,255   33,231,813   4,305,735

   816,028,974               0    1,340,592           0    11,039,255            0    4,305,735           0
--------------    ------------   ----------  ----------  ------------  -----------  -----------  ----------
$1,388,058,712    $816,028,974   $1,502,155  $1,340,592  $132,485,616  $11,039,255  $37,537,548  $4,305,735
==============    ============   ==========  ==========  ============  ===========  ===========  ==========

    89,095,942               0      125,255           0     1,096,258            0      427,636           0
--------------    ------------   ----------  ----------  ------------  -----------  -----------  ----------
    69,600,719     106,540,937       17,914     133,947    15,235,030    1,194,460    5,446,881     550,029
   (21,031,350)    (17,444,995)     (19,840)     (8,692)   (3,880,544)     (98,202)  (2,257,218)   (122,393)
--------------    ------------   ----------  ----------  ------------  -----------  -----------  ----------
   137,665,311      89,095,942      123,329     125,255    12,450,744    1,096,258    3,617,299     427,636
==============    ============   ==========  ==========  ============  ===========  ===========  ==========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A50

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                             SUBACCOUNTS
                                ---------------------------------------------------------------------
                                                AST FRANKLIN        AST           AST
                                                 TEMPLETON     NEW DISCOVERY WESTERN ASSET   AST MFS
                                               FOUNDING FUNDS      ASSET       EMERGING     LARGE-CAP
                                   AST BOND      ALLOCATION     ALLOCATION   MARKETS DEBT     VALUE
                                PORTFOLIO 2023   PORTFOLIO       PORTFOLIO     PORTFOLIO    PORTFOLIO
                                -------------- --------------  ------------- ------------- -----------
                                 01/03/2012*    04/30/2012*     04/30/2012*   08/20/2012*  08/20/2012*
                                      TO             TO             TO            TO           TO
                                  12/31/2012     12/31/2012     12/31/2012    12/31/2012   12/31/2012
                                -------------- --------------  ------------- ------------- -----------
OPERATIONS
  Net investment income
   (loss)......................  $  (186,387)  $  (11,309,836) $   (287,083)   $   (779)   $   (2,712)
  Capital gains distributions
   received....................            0                0             0           0             0
  Realized gain (loss) on
   shares redeemed.............       71,311       (5,507,083)     (880,410)        180         2,247
  Net change in unrealized
   gain (loss) on
   investments.................      184,290       44,700,693     6,288,038       6,575        14,137
                                 -----------   --------------  ------------    --------    ----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS.............       69,214       27,883,774     5,120,545       5,976        13,672
                                 -----------   --------------  ------------    --------    ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................          280      285,762,385    67,693,779     301,785       227,272
  Annuity Payments.............            0                0             0           0             0
  Surrenders, withdrawals
   and death benefits..........     (656,092)     (11,663,365)   (1,857,561)     (2,958)         (316)
  Net transfers between
   other subaccounts or
   fixed rate option...........   32,759,286    2,141,109,665   118,319,829     108,867       809,196
  Withdrawal and other
   charges.....................         (101)      (6,516,987)     (772,960)          0        (1,212)
                                 -----------   --------------  ------------    --------    ----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................   32,103,373    2,408,691,698   183,383,087     407,694     1,034,940
                                 -----------   --------------  ------------    --------    ----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................   32,172,587    2,436,575,472   188,503,632     413,670     1,048,612

NET ASSETS
  Beginning of period..........            0                0             0           0             0
                                 -----------   --------------  ------------    --------    ----------
  End of period................  $32,172,587   $2,436,575,472  $188,503,632    $413,670    $1,048,612
                                 ===========   ==============  ============    ========    ==========

  Beginning units..............            0                0             0           0             0
                                 -----------   --------------  ------------    --------    ----------
  Units issued.................    3,453,763      257,603,675    24,024,640      42,159       140,382
  Units redeemed...............     (352,658)     (30,937,057)   (5,769,135)     (2,369)      (37,608)
                                 -----------   --------------  ------------    --------    ----------
  Ending units.................    3,101,105      226,666,618    18,255,505      39,790       102,774
                                 ===========   ==============  ============    ========    ==========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A51

                       NOTES TO FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                               DECEMBER 31, 2012

NOTE 1: GENERAL

        Pruco Life Flexible Premium Variable Annuity Account (the "Account") was established on June 16, 1995 under Arizona law as a separate investment account of Pruco Life Insurance Company ("Pruco Life"), a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), which is a wholly-owned subsidiary of Prudential Financial, Inc. ("PFI"). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Pruco Life's other assets and liabilities. The portion of the Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business Pruco Life may conduct. Proceeds from purchases of Strategic Partners Variable Annuity One, Strategic Partners Variable Annuity One 3, Strategic Partners Select, Strategic Partners Advisor, Strategic Partners Plus, Strategic Partners FlexElite, Discovery Preferred, Discovery Select, Discovery Choice, Prudential Premier B, L, X Series, Prudential Premier Bb Series, Prudential Premier Retirement X, B, L, C Series, Prudential Premier Advisor and Prudential Premier Retirement Variable Annuity contracts are invested in the Account.

        The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable annuity contracts. There are one hundred and eighteen subaccounts within the Account of which one hundred and seventeen had activity during 2012. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Advanced Series Trust (collectively the "Series Funds") or one of the non-Prudential administered funds (collectively, the "Portfolios"). Investment options vary by contract.

        The name of each Portfolio and the corresponding subaccount name are as follows:

AllianceBernstein VPS Large Cap Growth Portfolio Class B
American Century VP Value Fund
AST Academic Strategies Asset Allocation Portfolio
AST Advanced Strategies Portfolio
AST American Century Income & Growth Portfolio**
AST Balanced Asset Allocation Portfolio
AST BlackRock Global Strategies Portfolio
AST BlackRock Value Portfolio
AST Bond Portfolio 2016*
AST Bond Portfolio 2017
AST Bond Portfolio 2018
AST Bond Portfolio 2019
AST Bond Portfolio 2020
AST Bond Portfolio 2021
AST Bond Portfolio 2022
AST Bond Portfolio 2023
AST Capital Growth Asset Allocation Portfolio
AST CLS Moderate Asset Allocation Portfolio
AST Cohen & Steers Realty Portfolio
AST Federated Aggressive Growth Portfolio
AST FI Pyramis(R) Asset Allocation Portfolio
AST First Trust Balanced Target Portfolio
AST First Trust Capital Appreciation Target Portfolio
AST Franklin Templeton Founding Funds Allocation Portfolio
AST Global Real Estate Portfolio
AST Goldman Sachs Concentrated Growth Portfolio
AST Goldman Sachs Large-Cap Value Portfolio
AST Goldman Sachs Mid-Cap Growth Portfolio
AST Goldman Sachs Small-Cap Value Portfolio
AST High Yield Portfolio
AST Horizon Moderate Asset Allocation Portfolio
AST International Growth Portfolio
AST International Value Portfolio
AST Investment Grade Bond Portfolio
AST J.P. Morgan Global Thematic Portfolio (formerly AST Horizon Growth Asset
 Allocation Portfolio)
AST J.P. Morgan Strategic Opportunities Portfolio
AST Jennison Large-Cap Growth Portfolio
AST Jennison Large-Cap Value Portfolio
AST JPMorgan International Equity Portfolio
AST Large-Cap Value Portfolio
AST Lord Abbett Core Fixed Income Portfolio
AST Marsico Capital Growth Portfolio
AST MFS Global Equity Portfolio
AST MFS Growth Portfolio
AST MFS Large-Cap Value Portfolio
AST Mid-Cap Value Portfolio
AST Money Market Portfolio
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
AST Neuberger Berman Core Bond Portfolio
AST Neuberger Berman Mid-Cap Growth Portfolio
AST New Discovery Asset Allocation Portfolio
AST Parametric Emerging Markets Equity Portfolio
AST PIMCO Limited Maturity Bond Portfolio
AST PIMCO Total Return Bond Portfolio

                                      A52

AST Preservation Asset Allocation Portfolio
AST Prudential Core Bond Portfolio
AST QMA US Equity Alpha Portfolio
AST Quantitative Modeling Portfolio
AST Schroders Global Tactical Portfolio (formerly AST CLS Growth Asset
 Allocation Portfolio)
AST Schroders Multi-Asset World Strategies Portfolio
AST Small-Cap Growth Portfolio
AST Small-Cap Value Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST T. Rowe Price Equity Income Portfolio
AST T. Rowe Price Global Bond Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio
AST T. Rowe Price Natural Resources Portfolio
AST Wellington Management Hedged Equity Portfolio
AST Western Asset Core Plus Bond Portfolio
AST Western Asset Emerging Markets Debt Portfolio
Davis Value Portfolio
Franklin Templeton VIP Founding Funds Allocation Fund**
FTVIP Franklin Small-Mid Cap Growth Securities Fund - Class 2
Invesco V.I. Core Equity Fund
Janus Aspen Janus Portfolio - Institutional Shares
Janus Aspen Janus Portfolio - Service Shares
Janus Aspen Overseas Portfolio - Institutional Shares
MFS(R) Growth Series - Initial Class
MFS(R) Research Series - Initial Class
NVIT Developing Markets Fund
ProFund VP Consumer Goods Portfolio
ProFund VP Consumer Services
ProFund VP Financials
ProFund VP Health Care
ProFund VP Industrials
ProFund VP Large-Cap Growth
ProFund VP Large-Cap Value
ProFund VP Mid-Cap Growth
ProFund VP Mid-Cap Value
ProFund VP Real Estate
ProFund VP Small-Cap Growth
ProFund VP Small-Cap Value
ProFund VP Telecommunications
ProFund VP Utilities
Prudential Conservative Balanced Portfolio
Prudential Diversified Bond Portfolio
Prudential Equity Portfolio
Prudential Flexible Managed Portfolio
Prudential Global Portfolio
Prudential High Yield Bond Portfolio
Prudential Jennison 20/20 Focus Portfolio
Prudential Jennison Portfolio
Prudential Money Market Portfolio
Prudential Natural Resources Portfolio
Prudential Small Capitalization Stock Portfolio
Prudential SP International Growth Portfolio
Prudential SP International Value Portfolio
Prudential SP Small Cap Value Portfolio
Prudential Stock Index Portfolio
Prudential Value Portfolio
Prudential SP Prudential U.S. Emerging Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price International Stock Portfolio
Wells Fargo Advantage VT International Equity Portfolio Share Class 1 Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1
Wells Fargo Advantage VT Opportunity Fund-Class 1
Wells Fargo Advantage VT Small Cap Growth Portfolio Share Class 1
Wells Fargo Advantage VT Small Cap Value Portfolio Share Class 1
        --------
        * Subaccount available for investment, but had no assets as of December 31, 2012

        ** Subaccount no longer available for investment as of December 31, 2012

        The Portfolios are diversified open-ended management investment companies, and each portfolio of the Series Funds is managed by affiliates of Prudential. Each of the variable investment options of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Series Funds and externally managed portfolios. Additional information on these mutual funds is available upon request to the appropriate companies.

        The following table sets forth the dates on which mergers took place in the Account along with relevant information pertaining to each merger. The transfers from the old subaccounts to the new subaccounts are reflected in the Statement of Changes in Net Assets for the year ended December 31, 2012 as net transfers between subaccounts. The transfers occurred as follows:

                                 REMOVED PORTFOLIO       SURVIVING PORTFOLIO
  MAY 04, 2012               ------------------------- -----------------------
                               AST AMERICAN CENTURY    AST NEW DISCOVERY ASSET
                             INCOME & GROWTH PORTFOLIO  ALLOCATION PORTFOLIO
                             ------------------------- -----------------------
  Shares....................          8,445,845               12,126,083
  Net asset value per share.       $      14.25             $       9.99
  Net assets before merger..       $120,353,295             $    897,835
  Net assets after merger...       $          0             $121,251,129

                                      A53


                                     REMOVED PORTFOLIO                    SURVIVING PORTFOLIO
SEPTEMBER 21, 2012         ------------------------------------- -------------------------------------
                           FRANKLIN TEMPLETON VIP FOUNDING FUNDS AST FRANKLIN TEMPLETON FOUNDING FUNDS
                                      ALLOCATION FUND                    ALLOCATION PORTFOLIO
                           ------------------------------------- -------------------------------------
Shares....................               255,666,742                           219,569,404
Net asset value per share.            $         8.36                        $        10.74
Net assets before merger..            $2,137,143,863                        $  221,031,537
Net assets after merger...            $            0                        $2,358,175,400

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

        The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

        Investments--The investments in shares of the portfolios are stated at the net asset value of the respective portfolios, which is obtained from the custodian and is based on the fair value of the underlying securities in the respective portfolios. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable subaccount.

        Security Transactions--Realized gains and losses on security transactions are determined based upon an average cost of the investment sold. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

        Dividend Income and Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex-distribution date.

        NEW ACCOUNTING PRONOUNCEMENTS

        Effective January 1, 2012, the Account adopted, prospectively, updated guidance regarding the fair value measurements and disclosure requirements. The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. The expanded disclosures required by this guidance are included in Note 3. Adoption of this guidance did not have a material effect on the Account's net assets or results of operations.

NOTE 3: FAIR VALUE

        Fair Value Measurement--Fair value is defined as the price that would be received to sell an investment in an orderly transaction between market participants at the measurement date. GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level of any input both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing investments are not necessarily an indication of the risks associated with investing in those securities. The levels of the fair value hierarchy are as follows:

        Level 1--Fair value is based on unadjusted quoted prices in active markets that are accessible to the Account for identical investments. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following characteristics for the measured asset/liability:
        (i) many

                                      A54
        transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads and
        (v) most information publicly available. Investments which have a net asset value which is readily available to the public are classified as Level 1.

        Level 2--Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar securities, quoted market prices in markets that are not active for identical or similar securities, and other market observable inputs. Investments which have a net asset value which is only available to institutional clients are classified as Level 2.

        Level 3--Fair value is based on at least one or more significant unobservable inputs for the investment. These inputs reflect the Account's assumptions about the inputs market participants would use in pricing the investment. As of December 31, 2012, the Account did not have any Level 3 investments.

        As of December 31, 2012, all investments have been classified as Level 1 with the exception of proprietary funds, consisting of Series Funds, and any non-proprietary funds not available for public investment, which are classified as Level 2. The Level 2 investments as of December 31, 2012, are presented below.

Proprietary Funds (Series Funds)...................................... $63,990,499,952
AllianceBernstein VPS Large Cap Growth Portfolio Class B.............. $     5,274,054
Davis Value Portfolio................................................. $    26,877,517
Prudential High Yield Bond Portfolio.................................. $   215,814,395
Janus Aspen Janus Portfolio - Service Shares.......................... $    10,868,128
Janus Aspen Janus Portfolio - Institutional Shares.................... $    55,619,843
Janus Aspen Overseas Portfolio - Institutional Shares................. $    95,789,817
NVIT Developing Markets Fund.......................................... $    13,170,440
ProFund VP Consumer Services.......................................... $       176,975
ProFund VP Consumer Goods Portfolio................................... $       423,964
ProFund VP Financials................................................. $       895,242
ProFund VP Health Care................................................ $     1,228,303
ProFund VP Industrials................................................ $       268,622
ProFund VP Mid-Cap Growth............................................. $       372,960
ProFund VP Mid-Cap Value.............................................. $       645,350
ProFund VP Real Estate................................................ $       495,813
ProFund VP Small-Cap Growth........................................... $       410,629
ProFund VP Small-Cap Value............................................ $       313,615
ProFund VP Telecommunications......................................... $       212,950
ProFund VP Utilities.................................................. $       651,289
ProFund VP Large-Cap Growth........................................... $       767,355
ProFund VP Large-Cap Value............................................ $       877,713
Wells Fargo Advantage VT International Equity Portfolio Share Class 1. $       603,027
Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1......... $     1,090,514
Wells Fargo Advantage VT Opportunity Fund - Class 1................... $     1,502,155
Wells Fargo Advantage VT Small Cap Growth Portfolio Share Class 1..... $       501,105
Wells Fargo Advantage VT Small Cap Value Portfolio Share Class 1...... $     1,298,615

        TRANSFERS BETWEEN LEVEL 1 AND LEVEL 2

        During the year ended December 31, 2012, there were no transfers between Level 1 and Level 2.

NOTE 4: TAXES

        Pruco Life is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI's consolidated federal tax return.

                                      A55

        No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

NOTE 5: PURCHASES AND SALES OF INVESTMENTS

        The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the portfolios for the year ended December 31, 2012 were as follows:

                                                                 PURCHASES        SALES
                                                               -------------- -------------
Prudential Money Market Portfolio............................. $   37,806,944 $ (68,087,610)
Prudential Diversified Bond Portfolio......................... $    2,190,948 $ (26,841,140)
Prudential Equity Portfolio................................... $    1,325,946 $ (29,476,635)
Prudential Flexible Managed Portfolio......................... $       69,515 $  (1,877,092)
Prudential Conservative Balanced Portfolio.................... $       72,203 $  (2,865,140)
Prudential Value Portfolio.................................... $    1,844,860 $ (46,770,638)
Prudential High Yield Bond Portfolio.......................... $    8,091,377 $ (41,229,256)
Prudential Natural Resources Portfolio........................ $      210,525 $  (1,946,650)
Prudential Stock Index Portfolio.............................. $    3,122,939 $ (44,594,109)
Prudential Global Portfolio................................... $    1,131,836 $ (10,344,162)
Prudential Jennison Portfolio................................. $    2,522,611 $ (43,124,437)
Prudential Small Capitalization Stock Portfolio............... $      499,199 $  (8,064,981)
T. Rowe Price International Stock Portfolio................... $      302,977 $  (3,024,674)
T. Rowe Price Equity Income Portfolio......................... $      945,566 $  (9,091,453)
Invesco V.I. Core Equity Fund................................. $      101,032 $ (12,823,634)
Janus Aspen Janus Portfolio - Institutional Shares............ $      575,115 $  (7,227,962)
Janus Aspen Overseas Portfolio - Institutional Shares......... $      616,371 $ (14,050,548)
MFS(R) Research Series - Initial Class........................ $      861,558 $  (2,953,239)
MFS(R) Growth Series - Initial Class.......................... $      386,877 $  (7,240,390)
American Century VP Value Fund................................ $      187,376 $  (3,762,316)
FTVIP Franklin Small-Mid Cap Growth Securities Fund - Class 2. $      181,400 $  (3,562,411)
Prudential Jennison 20/20 Focus Portfolio..................... $    1,796,718 $  (8,097,501)
Davis Value Portfolio......................................... $       67,081 $  (4,943,477)
AllianceBernstein VPS Large Cap Growth Portfolio Class B...... $      997,827 $  (1,013,621)
Prudential SP Small Cap Value Portfolio....................... $    1,145,533 $ (19,499,772)
Janus Aspen Janus Portfolio - Service Shares.................. $      460,060 $  (2,329,938)
Prudential SP Prudential U.S. Emerging Growth Portfolio....... $    2,521,377 $ (26,293,531)
Prudential SP International Growth Portfolio.................. $    1,214,673 $  (8,674,430)
Prudential SP International Value Portfolio................... $    1,506,693 $  (8,003,018)
AST Goldman Sachs Large-Cap Value Portfolio................... $   77,594,017 $ (37,127,816)
AST American Century Income & Growth Portfolio................ $   43,655,689 $(125,272,402)
AST Schroders Multi-Asset World Strategies Portfolio.......... $1,214,608,998 $(618,391,734)
AST Cohen & Steers Realty Portfolio........................... $  115,485,789 $ (45,810,292)
AST J.P. Morgan Strategic Opportunities Portfolio............. $  611,637,683 $(160,300,432)
AST BlackRock Value Portfolio................................. $   81,954,918 $ (30,718,730)
AST High Yield Portfolio...................................... $  139,179,462 $ (54,632,288)
AST Federated Aggressive Growth Portfolio..................... $   92,336,139 $ (48,318,853)
AST Mid-Cap Value Portfolio................................... $   51,580,944 $ (26,072,288)
AST Small-Cap Value Portfolio................................. $   45,387,331 $ (26,193,528)
AST Goldman Sachs Concentrated Growth Portfolio............... $   79,140,465 $ (36,340,991)
AST Goldman Sachs Mid-Cap Growth Portfolio.................... $  126,763,962 $ (58,858,346)
AST Large-Cap Value Portfolio................................. $  137,727,778 $ (30,619,021)
AST Lord Abbett Core Fixed Income Portfolio................... $  331,005,968 $ (85,148,949)
AST Marsico Capital Growth Portfolio.......................... $  118,831,366 $ (56,017,306)
AST MFS Growth Portfolio...................................... $   59,966,661 $ (26,374,837)
AST Neuberger Berman Mid-Cap Growth Portfolio................. $  131,760,195 $ (53,469,034)
AST Neuberger Berman / LSV Mid-Cap Value Portfolio............ $   86,422,730 $ (48,175,339)
AST PIMCO Limited Maturity Bond Portfolio..................... $  110,501,495 $ (64,755,329)

                                      A56

                                                                          PURCHASES          SALES
                                                                       --------------- ----------------
AST T. Rowe Price Equity Income Portfolio............................. $   162,021,934 $    (27,278,707)
AST QMA US Equity Alpha Portfolio..................................... $    53,465,844 $    (20,537,018)
AST T. Rowe Price Natural Resources Portfolio......................... $   199,757,436 $   (111,564,076)
AST T. Rowe Price Asset Allocation Portfolio.......................... $ 2,901,100,812 $   (673,851,000)
AST MFS Global Equity Portfolio....................................... $   123,200,479 $    (48,861,006)
AST JPMorgan International Equity Portfolio........................... $    96,544,694 $    (51,523,531)
AST T. Rowe Price Global Bond Portfolio............................... $   108,984,872 $    (34,323,234)
AST Wellington Management Hedged Equity Portfolio..................... $   374,884,863 $    (75,701,988)
AST Capital Growth Asset Allocation Portfolio......................... $ 2,431,458,037 $ (1,303,113,296)
AST Academic Strategies Asset Allocation Portfolio.................... $ 1,739,709,349 $   (931,769,340)
AST Balanced Asset Allocation Portfolio............................... $ 2,114,436,782 $   (946,863,683)
AST Preservation Asset Allocation Portfolio........................... $ 1,374,029,749 $   (290,724,356)
AST First Trust Balanced Target Portfolio............................. $ 1,324,042,018 $   (438,861,355)
AST First Trust Capital Appreciation Target Portfolio................. $ 1,872,894,088 $   (775,432,971)
AST Advanced Strategies Portfolio..................................... $ 2,375,567,103 $   (690,739,105)
AST T. Rowe Price Large-Cap Growth Portfolio.......................... $   227,718,936 $   (100,956,044)
AST Money Market Portfolio............................................ $   262,384,339 $   (258,329,433)
AST Small-Cap Growth Portfolio........................................ $    92,446,771 $    (61,089,807)
AST PIMCO Total Return Bond Portfolio................................. $ 1,069,967,480 $   (378,670,450)
AST International Value Portfolio..................................... $    42,712,477 $    (24,124,394)
AST International Growth Portfolio.................................... $   108,228,633 $    (25,039,254)
NVIT Developing Markets Fund.......................................... $     1,090,311 $     (3,874,651)
AST Investment Grade Bond Portfolio................................... $10,185,991,627 $(15,065,336,614)
AST Western Asset Core Plus Bond Portfolio............................ $   233,820,262 $   (100,774,343)
AST Bond Portfolio 2018............................................... $    58,716,015 $    (74,481,746)
AST Bond Portfolio 2019............................................... $    26,364,757 $     (8,431,523)
AST Global Real Estate Portfolio...................................... $    49,822,168 $    (16,742,487)
AST Parametric Emerging Markets Equity Portfolio...................... $   156,721,610 $    (86,895,218)
Franklin Templeton VIP Founding Funds Allocation Fund................. $ 1,060,716,113 $ (2,625,577,927)
AST Goldman Sachs Small-Cap Value Portfolio........................... $   131,864,193 $    (57,467,202)
AST Schroders Global Tactical Portfolio............................... $ 1,366,490,961 $   (501,397,393)
AST CLS Moderate Asset Allocation Portfolio........................... $ 1,431,050,165 $   (415,890,625)
AST J.P. Morgan Global Thematic Portfolio............................. $   980,919,504 $   (369,890,545)
AST Horizon Moderate Asset Allocation Portfolio....................... $   795,618,793 $   (268,470,824)
AST FI Pyramis(R) Asset Allocation Portfolio.......................... $   890,473,753 $   (278,241,155)
ProFund VP Consumer Services.......................................... $       140,695 $       (113,725)
ProFund VP Consumer Goods Portfolio................................... $       271,214 $       (252,092)
ProFund VP Financials................................................. $       815,671 $       (485,356)
ProFund VP Health Care................................................ $       833,261 $       (466,440)
ProFund VP Industrials................................................ $       175,489 $       (107,560)
ProFund VP Mid-Cap Growth............................................. $       618,182 $       (622,885)
ProFund VP Mid-Cap Value.............................................. $       651,033 $       (764,278)
ProFund VP Real Estate................................................ $       389,637 $       (347,865)
ProFund VP Small-Cap Growth........................................... $       367,136 $       (398,249)
ProFund VP Small-Cap Value............................................ $       418,112 $       (548,969)
ProFund VP Telecommunications......................................... $       165,642 $       (106,198)
ProFund VP Utilities.................................................. $       512,596 $       (447,758)
ProFund VP Large-Cap Growth........................................... $       624,597 $       (636,729)
ProFund VP Large-Cap Value............................................ $       987,247 $     (1,071,686)
AST Jennison Large-Cap Value Portfolio................................ $    45,951,780 $    (23,756,140)
AST Jennison Large-Cap Growth Portfolio............................... $    66,183,631 $    (26,136,028)
AST Bond Portfolio 2020............................................... $       625,491 $     (3,728,945)
AST Bond Portfolio 2017............................................... $    65,758,975 $    (86,898,632)
AST Bond Portfolio 2021............................................... $    77,894,372 $   (134,088,919)
Wells Fargo Advantage VT International Equity Portfolio Share Class 1. $        33,567 $       (159,747)
Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1......... $        16,757 $       (414,008)
Wells Fargo Advantage VT Small Cap Growth Portfolio Share Class 1..... $        68,994 $       (155,023)
Wells Fargo Advantage VT Small Cap Value Portfolio Share Class 1...... $       112,480 $       (398,603)
AST Bond Portfolio 2022............................................... $    94,296,329 $    (54,437,360)
AST Quantitative Modeling Portfolio................................... $   100,340,141 $     (3,921,743)
AST BlackRock Global Strategies Portfolio............................. $   581,209,678 $   (127,615,501)

                                      A57

                                                              PURCHASES        SALES
                                                            -------------- -------------
Wells Fargo Advantage VT Opportunity Fund-Class 1.......... $      216,823 $    (263,624)
AST Prudential Core Bond Portfolio......................... $  140,674,223 $ (22,668,785)
AST Neuberger Berman Core Bond Portfolio................... $   47,269,426 $ (15,055,339)
AST Bond Portfolio 2023.................................... $   35,063,197 $  (3,146,211)
AST Franklin Templeton Founding Funds Allocation Portfolio. $2,630,908,782 $(233,526,920)
AST New Discovery Asset Allocation Portfolio............... $  214,591,120 $ (32,763,979)
AST Western Asset Emerging Markets Debt Portfolio.......... $      421,461 $     (14,545)
AST MFS Large-Cap Value Portfolio.......................... $    1,406,302 $    (374,073)

NOTE 6: RELATED PARTY TRANSACTIONS

        PFI and its affiliates perform various services on behalf of the portfolios of the Series Funds in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, preparation, postage, fund transfer agency and various other record keeping, administrative and customer service functions.

        The Series Fund has entered into a management agreement with Prudential Investments LLC ("PI") and the Advanced Series Trust has entered into a management agreement with PI and AST Investment Services, Inc, both indirect, wholly-owned subsidiaries of PFI (together the "Investment Managers"). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisors' performance of such services with respect to each portfolio. The Investment Managers entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of PFI.

        The Series Funds have distribution agreements with Prudential Investment Management Services LLC ("PIMS"), an indirect, wholly-owned subsidiary of PFI, which acts as the distributor of the Class I and Class II shares of the Series Funds. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the portfolios of the Series Funds. However, service fees are paid to PIMS as distributor of the Class II shares of the portfolios of the Series Funds. The Account invests only in Class I shares of the Series Fund, not Class II shares. The Investment Managers have agreed to reimburse certain portfolios of the Series Funds the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, brokerage commissions, and acquired fund expenses, as applicable) exceeds various agreed upon percentages of the portfolio's average daily net assets.

        PI has voluntarily agreed to waive a portion of its management fee equal to an annual rate of 0.05% of the average daily net assets of the Stock Index Portfolio. In order to support the income yield, PI has also voluntarily agreed to limit the management fees of the Money Market Portfolio such that the 1-day annualized yield (excluding capital gain or loss) does not fall below 0.00%. The waiver is voluntary and may be modified or terminated by PI at any time without notice.

        Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of PFI, serves as the transfer agent of each portfolio of the Series Funds.

        The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

NOTE 7: FINANCIAL HIGHLIGHTS

        Pruco Life sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the

                                      A58
        contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

        The following table was developed by determining which products offered by Pruco Life and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges offered by Pruco Life as contract owners may not have selected all available and applicable contract options.

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ---------------------  -------- ---------- -----------------  ------------------
                                            PRUDENTIAL MONEY MARKET PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012  149,308 $0.98047 to  $10.12341 $177,543   0.01%    1.00%  to   2.10%   -2.05% to   -0.98%
December 31, 2011  171,807 $0.99939 to  $10.22387 $207,800   0.02%    1.00%  to   2.10%   -2.03% to   -0.96%
December 31, 2010  198,480 $1.01818 to  $10.32322 $242,080   0.03%    1.00%  to   2.45%   -2.36% to   -0.96%
December 31, 2009  193,139 $1.03827 to  $10.51904 $228,214   0.44%    1.00%  to   2.10%   -1.91% to   -0.60%
December 31, 2008  322,560 $1.05484 to  $10.69759 $382,009   2.58%    1.00%  to   2.45%    0.19% to    1.63%

                                          PRUDENTIAL DIVERSIFIED BOND PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   93,666 $2.02539 to  $ 2.45301 $229,314   4.39%    1.35%  to   1.65%    8.88% to    9.20%
December 31, 2011  102,710 $1.86014 to  $ 2.24741 $230,380   4.29%    1.35%  to   1.65%    5.78% to    6.08%
December 31, 2010  114,526 $1.75857 to  $ 2.11964 $242,277   4.20%    1.35%  to   1.65%    8.78% to    9.10%
December 31, 2009  127,376 $1.61669 to  $ 1.94392 $247,133   4.69%    1.35%  to   1.65%   18.56% to   18.91%
December 31, 2008  144,786 $1.36361 to  $ 1.63556 $236,342   5.11%    1.35%  to   1.65%   -5.02% to   -4.74%

                                               PRUDENTIAL EQUITY PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   90,862 $1.28661 to  $ 2.19998 $184,958   0.60%    1.35%  to   2.00%   11.45% to   12.17%
December 31, 2011  103,849 $1.15047 to  $ 1.96226 $188,373   0.68%    1.35%  to   2.00%   -5.36% to   -4.75%
December 31, 2010  120,853 $1.21137 to  $ 2.06117 $229,570   0.79%    1.35%  to   2.00%    9.71% to   10.41%
December 31, 2009  137,058 $1.10036 to  $ 1.86775 $236,025   1.60%    1.35%  to   2.00%   35.47% to   36.32%
December 31, 2008  155,514 $0.80955 to  $ 1.37073 $197,063   1.44%    1.35%  to   2.00%  -39.37% to  -38.98%

                                          PRUDENTIAL FLEXIBLE MANAGED PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012    6,313 $2.13628 to  $ 2.13628 $ 13,487   1.92%    1.40%  to   1.40%   11.80% to   11.80%
December 31, 2011    7,096 $1.91077 to  $ 1.91077 $ 13,559   1.97%    1.40%  to   1.40%    2.90% to    2.90%
December 31, 2010    7,982 $1.85698 to  $ 1.85698 $ 14,822   2.24%    1.40%  to   1.40%   10.48% to   10.48%
December 31, 2009    9,162 $1.68077 to  $ 1.68077 $ 15,399   3.51%    1.40%  to   1.40%   18.30% to   18.30%
December 31, 2008   10,713 $1.42078 to  $ 1.42078 $ 15,220   2.99%    1.40%  to   1.40%  -25.86% to  -25.86%

                                       PRUDENTIAL CONSERVATIVE BALANCED PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012    9,349 $2.09636 to  $ 2.09636 $ 19,598   2.09%    1.40%  to   1.40%    9.69% to    9.69%
December 31, 2011   10,584 $1.91117 to  $ 1.91117 $ 20,228   2.28%    1.40%  to   1.40%    3.16% to    3.16%
December 31, 2010   12,140 $1.85264 to  $ 1.85264 $ 22,491   2.45%    1.40%  to   1.40%   10.20% to   10.20%
December 31, 2009   14,098 $1.68120 to  $ 1.68120 $ 23,701   3.77%    1.40%  to   1.40%   18.36% to   18.36%
December 31, 2008   16,534 $1.42042 to  $ 1.42042 $ 23,485   3.49%    1.40%  to   1.40%  -22.49% to  -22.49%

                                               PRUDENTIAL VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012  133,540 $1.42920 to  $ 2.83999 $276,927   0.98%    1.35%  to   2.00%   12.37% to   13.09%
December 31, 2011  154,555 $1.27064 to  $ 2.51241 $283,061   1.02%    1.35%  to   2.00%   -7.43% to   -6.83%
December 31, 2010  180,228 $1.37128 to  $ 2.69800 $353,298   0.99%    1.35%  to   2.00%   11.63% to   12.34%
December 31, 2009  112,546 $1.22726 to  $10.34659 $228,866   2.07%    1.35%  to   2.00%   38.67% to   40.04%
December 31, 2008  129,517 $0.88118 to  $ 1.71665 $188,188   1.86%    1.35%  to   2.00%  -43.43% to  -43.07%

                                          PRUDENTIAL HIGH YIELD BOND PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   53,646 $1.95903 to  $13.63244 $215,814   6.92%    1.35%  to   2.00%   12.18% to   12.90%
December 31, 2011   59,815 $1.74036 to  $12.08103 $219,331   7.45%    1.35%  to   2.50%    2.54% to    3.69%
December 31, 2010   67,908 $1.68340 to  $11.65524 $244,422   8.32%    1.35%  to   2.60%   11.16% to   12.53%
December 31, 2009   77,867 $1.50037 to  $10.36252 $250,477   5.55%    1.35%  to   2.00%    3.33% to   45.21%
December 31, 2008   74,439 $1.03639 to  $ 1.28867 $ 95,747   8.53%    1.35%  to   1.65%  -23.54% to  -23.32%

                                         PRUDENTIAL NATURAL RESOURCES PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012    1,128 $7.15524 to  $ 7.15524 $  8,075   0.47%    1.40%  to   1.40%   -3.82% to   -3.82%
December 31, 2011    1,345 $7.43963 to  $ 7.43963 $ 10,005   0.19%    1.40%  to   1.40%  -20.15% to  -20.15%
December 31, 2010    1,685 $9.31742 to  $ 9.31742 $ 15,700   0.43%    1.40%  to   1.40%   26.22% to   26.22%
December 31, 2009    1,900 $7.38206 to  $ 7.38206 $ 14,027   0.72%    1.40%  to   1.40%   74.66% to   74.66%
December 31, 2008    2,069 $4.22664 to  $ 4.22664 $  8,745   0.79%    1.40%  to   1.40%  -53.65% to  -53.65%

                                      A59

                               AT YEAR ENDED                             FOR YEAR ENDED
                   -------------------------------------  -----------------------------------------------
                                                   NET    INVESTMENT
                   UNITS        UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- --------------------  -------- ---------- -----------------  ------------------
                                            PRUDENTIAL STOCK INDEX PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2012  148,556 $0.98286 to  $2.24908 $276,210   1.71%    1.35%  to   2.00%   13.40% to   14.14%
December 31, 2011  169,900 $0.86409 to  $1.97156 $276,321   1.62%    1.35%  to   2.00%   -0.05% to    0.60%
December 31, 2010  197,334 $0.86195 to  $1.96089 $318,094   1.77%    1.35%  to   2.00%   12.34% to   13.06%
December 31, 2009  224,226 $0.76501 to  $1.73514 $319,014   2.82%    1.35%  to   2.00%   23.61% to   24.41%
December 31, 2008  252,566 $0.61713 to  $1.39552 $288,792   2.26%    1.35%  to   2.00%  -38.18% to  -37.77%

                                              PRUDENTIAL GLOBAL PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2012   34,277 $0.91935 to  $2.00744 $ 59,622   1.61%    1.35%  to   2.00%   15.21% to   15.95%
December 31, 2011   39,339 $0.79560 to  $1.73216 $ 59,072   1.57%    1.35%  to   2.00%   -8.80% to   -8.21%
December 31, 2010   45,509 $0.86969 to  $1.88807 $ 74,473   1.58%    1.35%  to   2.00%   10.53% to   11.24%
December 31, 2009   51,131 $0.78450 to  $1.69810 $ 74,998   2.91%    1.35%  to   2.00%   28.83% to   29.64%
December 31, 2008   57,722 $0.60723 to  $1.31055 $ 65,031   1.82%    1.35%  to   2.00%  -44.04% to  -43.68%

                                             PRUDENTIAL JENNISON PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2012  136,588 $0.81992 to  $2.39067 $264,878   0.16%    1.35%  to   2.00%   13.89% to   14.63%
December 31, 2011  156,398 $0.71775 to  $2.08665 $263,805   0.30%    1.35%  to   2.00%   -1.67% to   -1.03%
December 31, 2010  182,468 $0.72779 to  $2.10942 $309,345   0.44%    1.35%  to   2.00%    9.76% to   10.46%
December 31, 2009  193,983 $0.66114 to  $1.91072 $302,738   0.68%    1.35%  to   2.00%   40.23% to   41.12%
December 31, 2008  223,476 $0.47008 to  $1.35460 $246,262   0.52%    1.35%  to   2.00%  -38.51% to  -38.11%

                                    PRUDENTIAL SMALL CAPITALIZATION STOCK PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2012   16,924 $2.40521 to  $3.64564 $ 53,499   0.61%    1.35%  to   1.65%   14.14% to   14.48%
December 31, 2011   19,186 $2.10724 to  $3.18624 $ 53,031   0.81%    1.35%  to   1.65%   -1.07% to   -0.78%
December 31, 2010   22,234 $2.13000 to  $3.21282 $ 62,028   0.82%    1.35%  to   1.65%   23.89% to   24.25%
December 31, 2009   24,533 $1.71932 to  $2.58701 $ 55,161   1.86%    1.35%  to   1.65%   23.16% to   23.51%
December 31, 2008   28,369 $1.39606 to  $2.09568 $ 51,677   1.16%    1.35%  to   1.65%  -32.16% to  -31.96%

                                      T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2012   14,599 $1.08327 to  $1.48263 $ 21,529   1.22%    1.35%  to   1.65%   16.51% to   16.86%
December 31, 2011   16,365 $0.92976 to  $1.26936 $ 20,660   1.48%    1.35%  to   1.65%  -14.25% to  -14.00%
December 31, 2010   18,469 $1.08424 to  $1.47671 $ 27,104   0.93%    1.35%  to   1.65%   12.60% to   12.92%
December 31, 2009   19,690 $0.96293 to  $1.30828 $ 25,610   2.73%    1.35%  to   1.65%   49.91% to   50.37%
December 31, 2008   21,047 $0.64232 to  $0.87049 $ 18,227   1.89%    1.35%  to   1.65%  -49.54% to  -49.39%

                                         T. ROWE PRICE EQUITY INCOME PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2012   28,067 $1.55020 to  $2.40943 $ 67,182   2.14%    1.35%  to   1.65%   15.24% to   15.58%
December 31, 2011   31,233 $1.34518 to  $2.08566 $ 64,734   1.73%    1.35%  to   1.65%   -2.32% to   -2.03%
December 31, 2010   34,755 $1.37716 to  $2.13003 $ 73,513   1.89%    1.35%  to   1.65%   13.16% to   13.49%
December 31, 2009   38,561 $1.21705 to  $1.87780 $ 71,894   2.00%    1.35%  to   1.65%   23.56% to   23.93%
December 31, 2008   43,431 $0.98503 to  $1.51606 $ 65,377   2.30%    1.35%  to   1.65%  -37.15% to  -36.96%

                                             INVESCO V.I. CORE EQUITY FUND
                   -------------------------------------------------------------------------------------
December 31, 2012   43,198 $1.05048 to  $2.00552 $ 85,180   0.96%    1.35%  to   1.65%   12.02% to   12.36%
December 31, 2011   49,252 $0.93773 to  $1.78573 $ 86,494   0.94%    1.35%  to   1.65%   -1.68% to   -1.40%
December 31, 2010   56,457 $0.95379 to  $1.81190 $100,796   0.96%    1.35%  to   1.65%    7.77% to    8.09%
December 31, 2009   64,231 $0.88500 to  $1.67706 $106,158   1.83%    1.35%  to   1.65%   26.20% to   26.61%
December 31, 2008   72,675 $0.70126 to  $1.32547 $ 95,030   2.04%    1.35%  to   1.65%  -31.28% to  -31.08%

                                  JANUS ASPEN JANUS PORTFOLIO -- INSTITUTIONAL SHARES
                   -------------------------------------------------------------------------------------
December 31, 2012   31,863 $0.85244 to  $1.77801 $ 55,620   0.55%    1.35%  to   1.65%   16.66% to   17.01%
December 31, 2011   35,341 $0.73068 to  $1.52032 $ 52,765   0.58%    1.35%  to   1.65%   -6.83% to   -6.57%
December 31, 2010   40,445 $0.78421 to  $1.62786 $ 64,687   1.09%    1.35%  to   1.65%   12.67% to   12.99%
December 31, 2009   45,286 $0.69604 to  $1.44140 $ 64,093   0.53%    1.35%  to   1.65%   34.14% to   34.54%
December 31, 2008   51,812 $0.51888 to  $1.07198 $ 54,523   0.73%    1.35%  to   1.65%  -40.70% to  -40.53%

                                 JANUS ASPEN OVERSEAS PORTFOLIO -- INSTITUTIONAL SHARES
                   -------------------------------------------------------------------------------------
December 31, 2012   28,534 $1.88205 to  $3.40535 $ 95,790   0.69%    1.35%  to   1.65%   11.62% to   11.96%
December 31, 2011   32,274 $1.68615 to  $3.04341 $ 96,776   0.47%    1.35%  to   1.65%  -33.27% to  -33.07%
December 31, 2010   37,127 $2.52677 to  $4.54962 $166,661   0.68%    1.35%  to   1.65%   23.28% to   23.64%
December 31, 2009   42,555 $2.04970 to  $3.68158 $154,549   0.56%    1.35%  to   1.65%   76.64% to   77.17%
December 31, 2008   48,523 $1.16037 to  $2.07911 $ 99,657   1.20%    1.35%  to   1.65%  -52.89% to  -52.75%

                                      A60

                              AT YEAR ENDED                             FOR YEAR ENDED
                   ------------------------------------  -----------------------------------------------
                                                  NET    INVESTMENT
                   UNITS       UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)  LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ --------------------  -------- ---------- -----------------  ------------------
                                        MFS(R) RESEARCH SERIES -- INITIAL CLASS
                   ------------------------------------------------------------------------------------
December 31, 2012   9,422 $1.15583 to  $1.87950 $ 17,640   0.80%    1.35%  to   1.65%   15.36% to   15.72%
December 31, 2011  10,468 $1.00196 to  $1.62522 $ 16,928   0.85%    1.35%  to   1.65%   -2.07% to   -1.78%
December 31, 2010  11,770 $1.02309 to  $1.65543 $ 19,367   0.94%    1.35%  to   1.65%   14.02% to   14.36%
December 31, 2009  13,511 $0.89726 to  $1.44843 $ 19,464   1.49%    1.35%  to   1.65%   28.43% to   28.80%
December 31, 2008  15,464 $0.69863 to  $1.12501 $ 17,310   0.54%    1.35%  to   1.65%  -37.13% to  -36.94%

                                         MFS(R) GROWTH SERIES -- INITIAL CLASS
                   ------------------------------------------------------------------------------------
December 31, 2012  27,447 $1.02455 to  $1.91698 $ 52,206   0.00%    1.35%  to   1.65%   15.47% to   15.81%
December 31, 2011  30,886 $0.88728 to  $1.65595 $ 50,595   0.19%    1.35%  to   1.65%   -1.95% to   -1.65%
December 31, 2010  35,471 $0.90488 to  $1.68460 $ 59,323   0.12%    1.35%  to   1.65%   13.46% to   13.80%
December 31, 2009  40,132 $0.79756 to  $1.48114 $ 59,016   0.32%    1.35%  to   1.65%   35.43% to   35.83%
December 31, 2008  45,316 $0.58889 to  $1.09086 $ 49,106   0.23%    1.35%  to   1.65%  -38.43% to  -38.25%

                                            AMERICAN CENTURY VP VALUE FUND
                   ------------------------------------------------------------------------------------
December 31, 2012  10,985 $1.84301 to  $2.23925 $ 24,485   1.91%    1.35%  to   1.65%   12.71% to   13.05%
December 31, 2011  12,509 $1.63512 to  $1.98177 $ 24,681   2.03%    1.35%  to   1.65%   -0.62% to   -0.33%
December 31, 2010  13,742 $1.64535 to  $1.98934 $ 27,219   2.20%    1.35%  to   1.65%   11.58% to   11.91%
December 31, 2009  15,043 $1.47454 to  $1.77852 $ 26,635   5.79%    1.35%  to   1.65%   17.92% to   18.27%
December 31, 2008  17,240 $1.25041 to  $1.50461 $ 25,826   2.56%    1.35%  to   1.65%  -27.97% to  -27.75%

                            FTVIP FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND -- CLASS 2
                   ------------------------------------------------------------------------------------
December 31, 2012  13,253 $1.11808 to  $1.94109 $ 25,079   0.00%    1.35%  to   1.65%    9.04% to    9.37%
December 31, 2011  14,860 $1.02535 to  $1.77574 $ 25,731   0.00%    1.35%  to   1.65%   -6.37% to   -6.09%
December 31, 2010  16,566 $1.09508 to  $1.89197 $ 30,563   0.00%    1.35%  to   1.65%   25.55% to   25.93%
December 31, 2009  17,918 $0.87224 to  $1.50320 $ 26,268   0.00%    1.35%  to   1.65%   41.25% to   41.68%
December 31, 2008  19,232 $0.61753 to  $1.06167 $ 19,939   0.00%    1.35%  to   1.65%  -43.43% to  -43.26%

                                       PRUDENTIAL JENNISON 20/20 FOCUS PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2012  25,911 $1.70567 to  $1.81563 $ 46,983   0.00%    1.35%  to   1.65%    9.23% to    9.55%
December 31, 2011  29,076 $1.56151 to  $1.65810 $ 48,160   0.08%    1.35%  to   1.65%   -5.72% to   -5.44%
December 31, 2010  32,078 $1.65622 to  $1.75443 $ 56,225   0.00%    1.35%  to   1.65%    6.08% to    6.40%
December 31, 2009  35,692 $1.56131 to  $1.64969 $ 58,835   0.48%    1.35%  to   1.65%   55.28% to   55.73%
December 31, 2008  38,183 $1.00550 to  $1.05981 $ 40,440   0.56%    1.35%  to   1.65%  -40.14% to  -39.96%

                                                 DAVIS VALUE PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2012  23,262 $1.12101 to  $1.16370 $ 26,878   1.57%    1.35%  to   1.65%   11.23% to   11.57%
December 31, 2011  27,280 $1.00779 to  $1.04304 $ 28,266   0.81%    1.35%  to   1.65%   -5.73% to   -5.45%
December 31, 2010  31,083 $1.06904 to  $1.10314 $ 34,079   1.31%    1.35%  to   1.65%   10.93% to   11.25%
December 31, 2009  34,701 $0.96368 to  $0.99157 $ 34,218   0.88%    1.35%  to   1.65%   29.03% to   29.41%
December 31, 2008  39,032 $0.74684 to  $0.76620 $ 29,758   0.93%    1.35%  to   1.65%  -41.30% to  -41.12%

                               ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO CLASS B
                   ------------------------------------------------------------------------------------
December 31, 2012   7,753 $0.66012 to  $0.68598 $  5,274   0.03%    1.35%  to   1.65%   14.23% to   14.58%
December 31, 2011   7,628 $0.57787 to  $0.59869 $  4,532   0.09%    1.35%  to   1.65%   -4.83% to   -4.56%
December 31, 2010   8,341 $0.60717 to  $0.62731 $  5,196   0.28%    1.35%  to   1.65%    8.05% to    8.37%
December 31, 2009   9,659 $0.56193 to  $0.57885 $  5,555   0.00%    1.35%  to   1.65%   34.88% to   35.31%
December 31, 2008  10,045 $0.41663 to  $0.42781 $  4,273   0.00%    1.35%  to   1.65%  -40.80% to  -40.62%

                                        PRUDENTIAL SP SMALL CAP VALUE PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2012  52,822 $1.54910 to  $2.05619 $100,418   0.45%    1.35%  to   2.00%   13.78% to   14.51%
December 31, 2011  62,060 $1.36006 to  $1.79660 $103,381   0.68%    1.35%  to   2.00%   -4.67% to   -4.06%
December 31, 2010  72,892 $1.42540 to  $1.87355 $127,033   0.65%    1.35%  to   2.00%   23.80% to   24.59%
December 31, 2009  84,747 $1.15021 to  $1.50448 $119,017   1.52%    1.35%  to   2.00%   28.23% to   29.05%
December 31, 2008  94,790 $0.89606 to  $1.16633 $103,259   1.11%    1.35%  to   2.00%  -31.87% to  -31.43%

                                     JANUS ASPEN JANUS PORTFOLIO -- SERVICE SHARES
                   ------------------------------------------------------------------------------------
December 31, 2012   9,526 $0.70809 to  $1.58757 $ 10,868   0.43%    1.40%  to   2.00%   15.96% to   16.65%
December 31, 2011  11,019 $0.60888 to  $1.36100 $ 10,839   0.43%    1.40%  to   2.00%   -7.39% to   -6.84%
December 31, 2010  13,323 $0.65560 to  $1.46090 $ 13,998   0.36%    1.40%  to   2.00%   12.02% to   12.68%
December 31, 2009  16,117 $0.58350 to  $1.29652 $ 14,998   0.39%    1.40%  to   2.00%   33.34% to   34.14%
December 31, 2008  18,115 $0.43625 to  $0.96655 $ 12,589   0.58%    1.40%  to   2.00%  -41.05% to  -40.70%

                                      A61

                                 AT YEAR ENDED                               FOR YEAR ENDED
                   -----------------------------------------  -----------------------------------------------
                                                      NET     INVESTMENT
                   UNITS         UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  ------------------
                                  PRUDENTIAL SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012   59,367 $ 1.29003 to  $ 2.87251 $  124,761   0.41%    1.35%  to   2.00%   14.58% to   15.32%
December 31, 2011   69,627 $ 1.12252 to  $ 2.49218 $  128,003   0.59%    1.35%  to   2.00%    0.22% to    0.86%
December 31, 2010   84,602 $ 1.11678 to  $ 2.47225 $  155,289   0.41%    1.35%  to   2.00%   18.08% to   18.82%
December 31, 2009   63,068 $ 0.94298 to  $ 2.08159 $   96,283   0.74%    1.35%  to   2.00%   39.10% to   40.00%
December 31, 2008   71,243 $ 0.67589 to  $ 1.48767 $   77,729   0.30%    1.35%  to   2.00%  -37.48% to  -37.08%

                                        PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012   30,107 $ 0.76353 to  $ 1.89389 $   42,782   0.64%    1.35%  to   2.00%   19.99% to   20.77%
December 31, 2011   35,232 $ 0.63438 to  $ 1.56912 $   41,592   1.32%    1.35%  to   2.00%  -16.58% to  -16.04%
December 31, 2010   41,904 $ 0.75821 to  $ 1.86993 $   58,478   1.53%    1.35%  to   2.00%   11.78% to   12.49%
December 31, 2009   48,242 $ 0.67634 to  $ 1.66303 $   59,612   2.20%    1.35%  to   2.00%   34.47% to   35.33%
December 31, 2008   54,358 $ 0.50159 to  $ 1.22951 $   48,943   1.65%    1.35%  to   2.00%  -51.27% to  -50.96%

                                        PRUDENTIAL SP INTERNATIONAL VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012   25,837 $ 1.06080 to  $ 1.84942 $   39,628   2.67%    1.40%  to   2.00%   14.62% to   15.31%
December 31, 2011   29,946 $ 0.92278 to  $ 1.60798 $   39,901   2.49%    1.40%  to   2.00%  -14.80% to  -14.29%
December 31, 2010   35,175 $ 1.07986 to  $ 1.88082 $   54,613   2.19%    1.40%  to   2.00%    8.64% to    9.28%
December 31, 2009   41,016 $ 0.99108 to  $ 1.72527 $   57,944   3.14%    1.40%  to   2.00%   29.75% to   30.52%
December 31, 2008   46,484 $ 0.76162 to  $ 1.32501 $   50,078   2.78%    1.40%  to   2.00%  -45.16% to  -44.83%

                                        AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012   13,355 $ 8.63614 to  $14.71569 $  146,463   1.04%    0.55%  to   3.25%   15.77% to   19.01%
December 31, 2011    9,455 $ 7.28539 to  $12.53734 $   86,332   1.05%    0.55%  to   3.25%  -15.50% to   -6.04%
December 31, 2010    6,153 $ 7.59413 to  $13.52811 $   60,572   1.29%    0.55%  to   3.25%    6.61% to   11.82%
December 31, 2009    2,660 $ 6.96102 to  $12.21751 $   21,591   3.03%    0.95%  to   2.95%   16.39% to   20.67%
December 31, 2008    1,268 $ 6.41698 to  $ 7.21408 $    8,747   1.64%    1.15%  to   2.40%  -42.08% to  -36.88%

                                       AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012        0 $ 8.96281 to  $15.36293 $        0   0.00%    0.55%  to   3.15%    8.08% to    9.07%
December 31, 2011    6,970 $ 8.24244 to  $14.15216 $   73,988   1.02%    0.55%  to   3.15%   -5.83% to    3.00%
December 31, 2010    4,547 $ 8.07352 to  $13.93020 $   46,365   1.07%    0.55%  to   3.15%    6.83% to   12.77%
December 31, 2009    1,691 $ 7.27792 to  $12.47459 $   14,155   2.22%    0.95%  to   2.95%   15.01% to   23.81%
December 31, 2008      873 $ 6.57914 to  $ 7.56473 $    6,322   2.15%    1.00%  to   2.40%  -36.28% to  -30.56%

                                    AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012  199,002 $ 9.92265 to  $14.04822 $2,231,745   1.93%    0.55%  to   3.25%    7.52% to   10.53%
December 31, 2011  141,598 $ 9.34142 to  $12.88722 $1,453,229   1.58%    0.55%  to   3.25%   -6.51% to   -3.91%
December 31, 2010  107,550 $ 9.72815 to  $13.59785 $1,162,964   0.55%    0.55%  to   3.25%    6.71% to   10.76%
December 31, 2009   22,057 $ 9.00260 to  $12.39836 $  217,747   0.99%    0.95%  to   2.95%   22.19% to   26.21%
December 31, 2008    3,114 $ 7.13279 to  $ 8.26716 $   24,553   1.96%    0.95%  to   2.65%  -32.00% to  -27.07%

                                            AST COHEN & STEERS REALTY PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012   12,446 $10.07765 to  $21.69183 $  173,092   1.29%    0.55%  to   3.25%   11.59% to   14.71%
December 31, 2011    7,109 $ 8.82419 to  $19.17281 $   87,243   0.74%    0.55%  to   3.25%   -6.17% to    6.00%
December 31, 2010    5,413 $ 8.36127 to  $18.33755 $   62,985   1.27%    0.55%  to   3.25%   17.09% to   27.48%
December 31, 2009    1,873 $ 6.56219 to  $14.52687 $   17,283   2.75%    0.95%  to   2.95%   28.83% to   51.09%
December 31, 2008    1,380 $ 5.02371 to  $ 8.21151 $   10,255   4.90%    1.00%  to   2.40%  -36.58% to  -35.69%

                                     AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012  118,657 $10.48017 to  $13.12718 $1,364,558   1.44%    0.55%  to   3.25%    7.11% to   10.11%
December 31, 2011   76,239 $ 9.75906 to  $12.08786 $  808,699   0.90%    0.55%  to   3.25%   -3.02% to   -0.32%
December 31, 2010   56,172 $ 9.90157 to  $12.29454 $  609,347   0.37%    0.55%  to   3.25%    4.24% to    7.11%
December 31, 2009   26,845 $ 9.38319 to  $11.67943 $  282,556   0.82%    0.95%  to   2.95%   15.12% to   20.87%
December 31, 2008   12,707 $ 7.82060 to  $ 9.52935 $  113,204   0.32%    0.95%  to   2.75%  -21.01% to  -18.39%

                                               AST BLACKROCK VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012   10,223 $ 8.77264 to  $15.29152 $  115,122   1.05%    0.55%  to   3.25%    9.71% to   12.78%
December 31, 2011    5,454 $ 7.80945 to  $13.74775 $   54,139   0.80%    0.55%  to   3.25%  -10.70% to   -1.04%
December 31, 2010    2,189 $ 7.92255 to  $14.08474 $   21,392   1.38%    0.55%  to   3.25%    5.71% to   11.38%
December 31, 2009    1,483 $ 7.11289 to  $12.77034 $   12,662   0.86%    0.95%  to   2.95%   15.49% to   26.46%
December 31, 2008    1,121 $ 6.32963 to  $ 7.95205 $    8,361   2.41%    1.00%  to   2.40%  -38.77% to  -37.92%

                                      A62

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                                                AST HIGH YIELD PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012  17,069 $11.01858 to  $15.76773 $211,916   5.75%    0.55%  to   3.25%   10.17% to   13.25%
December 31, 2011   9,602 $ 9.75907 to  $14.11698 $107,095   6.86%    0.55%  to   3.25%   -2.53% to    2.61%
December 31, 2010   6,243 $10.64904 to  $13.94919 $ 69,557   3.61%    0.55%  to   3.25%    6.67% to   12.43%
December 31, 2009   1,858 $ 9.86035 to  $12.52966 $ 19,507   3.94%    0.95%  to   2.90%   24.31% to   34.28%
December 31, 2008     769 $ 7.42367 to  $ 7.97763 $  6,054   8.92%    0.95%  to   2.40%  -27.29% to  -25.76%

                                        AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   9,818 $ 9.51449 to  $16.96161 $116,290   0.00%    0.55%  to   3.25%   16.17% to   19.41%
December 31, 2011   5,925 $ 7.99180 to  $14.40189 $ 59,777   0.45%    0.55%  to   3.25%  -19.59% to  -13.59%
December 31, 2010   3,503 $ 9.80048 to  $16.89809 $ 40,832   0.04%    0.55%  to   3.25%   20.64% to   31.30%
December 31, 2009   1,490 $ 7.46424 to  $12.99734 $ 12,797   0.20%    0.95%  to   2.55%   29.38% to   31.41%
December 31, 2008     741 $ 5.92475 to  $ 7.39352 $  5,080   0.00%    1.15%  to   2.40%  -45.41% to  -38.18%

                                               AST MID-CAP VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   5,850 $10.19368 to  $17.66406 $ 73,924   0.44%    0.55%  to   3.25%   14.56% to   17.76%
December 31, 2011   3,655 $ 8.68256 to  $15.20886 $ 39,679   0.70%    0.55%  to   3.25%  -12.84% to   -3.98%
December 31, 2010   2,712 $ 9.84588 to  $16.05923 $ 30,901   0.46%    0.55%  to   3.25%   13.94% to   22.45%
December 31, 2009     919 $ 8.24232 to  $13.24524 $  8,484   1.75%    0.95%  to   2.95%   31.78% to   37.58%
December 31, 2008     519 $ 6.33563 to  $ 7.22665 $  3,559   1.05%    1.15%  to   2.40%  -39.58% to  -34.05%

                                              AST SMALL-CAP VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   6,003 $10.03524 to  $17.11423 $ 73,641   0.41%    0.55%  to   3.25%   14.31% to   17.51%
December 31, 2011   4,291 $ 8.56576 to  $14.76666 $ 45,405   0.60%    0.55%  to   3.25%  -13.58% to   -6.49%
December 31, 2010   3,661 $10.21456 to  $16.01106 $ 41,903   0.41%    0.55%  to   3.25%   13.88% to   24.81%
December 31, 2009   1,917 $ 8.19364 to  $12.95541 $ 17,742   1.67%    0.95%  to   2.95%   24.02% to   29.87%
December 31, 2008   1,506 $ 6.56669 to  $ 8.14863 $ 11,281   1.14%    1.00%  to   2.40%  -31.37% to  -25.48%

                                     AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   9,486 $10.63210 to  $15.38733 $114,812   0.22%    0.55%  to   3.25%   15.87% to   19.11%
December 31, 2011   5,661 $ 8.95362 to  $13.09897 $ 58,548   0.16%    0.55%  to   3.25%  -10.43% to   -4.48%
December 31, 2010   5,727 $ 9.78196 to  $13.90429 $ 63,050   0.07%    0.55%  to   3.25%    6.48% to    9.25%
December 31, 2009   3,085 $ 8.95378 to  $12.85313 $ 32,211   0.00%    0.95%  to   2.95%   27.10% to   47.99%
December 31, 2008   1,115 $ 6.05017 to  $ 7.74360 $  8,051   0.14%    0.95%  to   2.40%  -41.67% to  -34.07%

                                       AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012  13,956 $10.46013 to  $17.71525 $182,448   0.00%    0.55%  to   3.25%   15.72% to   18.96%
December 31, 2011   8,276 $ 8.81982 to  $15.09953 $ 93,020   0.00%    0.55%  to   3.25%  -11.35% to   -3.51%
December 31, 2010   7,400 $10.81269 to  $15.86600 $ 88,581   0.00%    0.55%  to   3.25%   12.74% to   18.70%
December 31, 2009   2,818 $ 9.33692 to  $13.49906 $ 30,759   0.00%    0.95%  to   2.95%   33.32% to   55.61%
December 31, 2008     953 $ 6.59238 to  $ 7.63476 $  6,917   0.00%    1.00%  to   2.40%  -42.18% to  -35.31%

                                              AST LARGE-CAP VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012  22,984 $ 8.05750 to  $15.24503 $236,678   3.18%    0.55%  to   3.25%   13.08% to   16.24%
December 31, 2011  12,016 $ 6.95898 to  $13.29726 $105,206   1.21%    0.55%  to   3.25%  -10.31% to   -4.71%
December 31, 2010   8,210 $ 7.33176 to  $14.14819 $ 73,771   0.98%    0.95%  to   3.25%    5.18% to   12.09%
December 31, 2009   7,331 $ 6.54070 to  $12.74667 $ 56,990   2.87%    0.95%  to   2.95%   16.63% to   26.67%
December 31, 2008   7,349 $ 5.52836 to  $ 6.82177 $ 48,882   2.22%    0.95%  to   2.40%  -42.86% to  -39.90%

                                       AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012  43,060 $10.94845 to  $15.11073 $513,536   1.11%    0.55%  to   3.25%    2.48% to    5.35%
December 31, 2011  20,912 $10.42419 to  $14.54337 $245,855   1.20%    0.55%  to   3.25%    4.25% to    9.56%
December 31, 2010   4,379 $10.70748 to  $13.45763 $ 50,715   5.46%    0.55%  to   3.25%    7.21% to   12.35%
December 31, 2009   1,958 $10.22891 to  $12.09710 $ 21,733   7.38%    0.95%  to   2.90%   19.82% to   33.34%
December 31, 2008   1,183 $ 8.17364 to  $ 8.54833 $  9,951   8.49%    1.15%  to   2.40%  -25.05% to  -24.13%

                                          AST MARSICO CAPITAL GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012  16,939 $ 9.89077 to  $16.00178 $195,765   0.38%    0.55%  to   3.25%    8.61% to   11.65%
December 31, 2011  11,182 $ 8.89389 to  $14.53184 $117,841   0.30%    0.55%  to   3.25%   -8.96% to   -1.46%
December 31, 2010   9,228 $ 9.06112 to  $14.95140 $ 99,289   0.61%    0.55%  to   3.25%   11.96% to   18.63%
December 31, 2009   5,649 $ 7.63844 to  $12.72864 $ 50,094   0.84%    0.95%  to   2.95%   26.37% to   28.54%
December 31, 2008   4,708 $ 6.23147 to  $ 7.27809 $ 33,179   0.51%    1.00%  to   2.40%  -44.98% to  -39.89%

                                      A63

                                 AT YEAR ENDED                               FOR YEAR ENDED
                   -----------------------------------------  -----------------------------------------------
                                                      NET     INVESTMENT
                   UNITS         UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  ------------------
                                                  AST MFS GROWTH PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012    6,309 $10.55752 to  $15.06982 $   74,107   0.00%    0.55%  to   3.25%   13.27% to   16.44%
December 31, 2011    3,218 $ 9.10275 to  $13.12223 $   33,301   0.36%    0.55%  to   3.25%   -7.50% to   -1.14%
December 31, 2010    2,603 $ 9.24407 to  $13.45761 $   27,605   0.10%    0.55%  to   3.25%    7.59% to   11.72%
December 31, 2009      986 $ 8.27409 to  $12.16473 $    9,338   0.16%    0.95%  to   2.95%   20.52% to   23.13%
December 31, 2008      674 $ 6.96848 to  $ 8.31391 $    5,322   0.26%    1.00%  to   2.40%  -37.80% to  -31.22%

                                       AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012   15,458 $10.25722 to  $17.17555 $  192,774   0.00%    0.55%  to   3.25%    8.72% to   11.77%
December 31, 2011    8,614 $ 9.20532 to  $15.58152 $  100,645   0.00%    0.55%  to   3.25%   -7.23% to    1.13%
December 31, 2010    5,335 $ 9.35229 to  $15.62143 $   64,482   0.00%    0.55%  to   3.25%   18.48% to   27.47%
December 31, 2009    2,096 $ 7.52062 to  $12.37664 $   20,645   0.00%    0.95%  to   2.95%   23.25% to   28.57%
December 31, 2008    1,398 $ 6.43407 to  $ 8.62745 $   11,182   0.00%    1.15%  to   2.40%  -44.52% to  -36.46%

                                     AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012   11,618 $10.11103 to  $18.27003 $  142,067   0.94%    0.55%  to   3.25%   13.32% to   16.48%
December 31, 2011    8,187 $ 8.70651 to  $15.90297 $   86,810   0.99%    0.55%  to   3.25%  -12.72% to   -3.02%
December 31, 2010    7,174 $ 9.62757 to  $16.62562 $   78,392   1.02%    0.55%  to   3.25%   11.27% to   22.27%
December 31, 2009    3,024 $ 7.99019 to  $13.73161 $   26,629   1.77%    0.95%  to   2.90%   34.71% to   39.32%
December 31, 2008    1,606 $ 5.79288 to  $ 6.90162 $   10,553   1.70%    0.95%  to   2.40%  -43.61% to  -37.17%

                                         AST PIMCO LIMITED MATURITY BOND PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012   20,118 $ 9.99469 to  $12.61643 $  218,837   1.17%    0.55%  to   3.25%    1.29% to    4.12%
December 31, 2011   15,357 $ 9.86766 to  $12.18917 $  164,143   0.86%    0.55%  to   3.25%   -1.07% to    1.68%
December 31, 2010    9,358 $ 9.97411 to  $12.07057 $  102,959   2.31%    0.55%  to   3.25%   -0.33% to    2.92%
December 31, 2009    4,168 $10.42590 to  $11.78015 $   48,312   5.30%    0.95%  to   2.95%    4.36% to    9.19%
December 31, 2008    2,767 $ 9.71676 to  $10.83660 $   29,608   5.18%    1.00%  to   2.40%   -2.91% to    0.11%

                                         AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012   19,042 $ 8.48182 to  $15.92130 $  206,693   0.18%    0.55%  to   3.25%   13.43% to   16.61%
December 31, 2011    5,793 $ 7.30270 to  $13.84402 $   53,933   1.15%    0.55%  to   3.25%  -10.17% to   -2.18%
December 31, 2010    4,615 $ 7.31183 to  $14.34884 $   43,678   1.20%    0.95%  to   3.25%    4.43% to   12.18%
December 31, 2009    2,161 $ 6.68122 to  $12.91774 $   16,542   3.44%    0.95%  to   2.95%   20.89% to   27.90%
December 31, 2008      798 $ 5.65507 to  $ 6.73924 $    5,075   3.35%    1.00%  to   2.40%  -43.25% to  -42.46%

                                             AST QMA US EQUITY ALPHA PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012    5,427 $ 9.53931 to  $17.10866 $   67,692   0.71%    0.55%  to   2.95%   15.39% to   18.15%
December 31, 2011    2,688 $ 8.14600 to  $14.68191 $   27,992   0.73%    0.55%  to   2.95%    0.50% to    2.89%
December 31, 2010    1,934 $ 7.98785 to  $14.46757 $   19,154   0.58%    0.55%  to   2.95%    8.14% to   13.97%
December 31, 2009      983 $ 7.12555 to  $12.82018 $    7,830   1.73%    0.95%  to   2.95%   18.97% to   27.22%
December 31, 2008      754 $ 5.90465 to  $ 7.04101 $    5,014   2.28%    0.95%  to   2.40%  -40.16% to  -39.29%

                                       AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012   30,858 $ 7.88745 to  $13.79902 $  313,815   0.41%    0.55%  to   3.25%    0.24% to    3.05%
December 31, 2011   21,581 $ 7.67745 to  $13.57744 $  220,749   0.61%    0.55%  to   3.25%  -22.38% to  -15.39%
December 31, 2010   18,820 $ 9.78665 to  $16.26883 $  237,118   0.41%    0.55%  to   3.25%   15.18% to   19.32%
December 31, 2009    9,564 $ 8.23044 to  $13.76951 $  111,200   1.38%    0.95%  to   2.95%   32.80% to   47.95%
December 31, 2008    6,046 $ 5.58255 to  $ 9.18555 $   50,318   0.62%    1.00%  to   2.40%  -51.16% to  -45.19%

                                        AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012  427,079 $10.69535 to  $14.81356 $5,131,917   1.21%    0.55%  to   3.25%    9.80% to   12.87%
December 31, 2011  229,101 $ 9.50439 to  $13.30691 $2,473,645   1.10%    0.55%  to   3.25%   -4.90% to    1.42%
December 31, 2010  146,126 $ 9.85367 to  $13.30202 $1,581,659   0.78%    0.55%  to   3.25%    5.89% to   10.49%
December 31, 2009   42,023 $ 9.03658 to  $12.15888 $  421,914   2.06%    0.95%  to   2.95%   20.34% to   22.97%
December 31, 2008   16,314 $ 7.43372 to  $ 8.81488 $  135,699   1.83%    0.95%  to   2.65%  -27.86% to  -23.34%

                                              AST MFS GLOBAL EQUITY PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012   15,072 $10.68753 to  $16.86736 $  188,579   1.03%    0.55%  to   3.25%   19.07% to   22.40%
December 31, 2011    8,288 $ 8.75800 to  $13.97222 $   87,581   0.51%    0.55%  to   3.25%  -12.73% to   -3.66%
December 31, 2010    6,015 $ 9.74368 to  $14.70491 $   67,368   0.40%    0.55%  to   3.25%    7.95% to   10.99%
December 31, 2009    1,713 $ 8.77866 to  $13.37974 $   18,281   1.77%    0.95%  to   2.95%   28.43% to   32.84%
December 31, 2008      924 $ 7.15759 to  $ 9.03881 $    7,771   1.24%    1.00%  to   2.40%  -35.54% to  -28.62%

                                      A64

                                 AT YEAR ENDED                               FOR YEAR ENDED
                   -----------------------------------------  -----------------------------------------------
                                                      NET     INVESTMENT
                   UNITS         UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  ------------------
                                        AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012   14,337 $ 9.30017 to  $15.23803 $  159,507   1.68%    0.55%  to   3.25%   17.94% to   21.24%
December 31, 2011    9,785 $ 7.70131 to  $12.74350 $   90,598   1.40%    0.55%  to   3.25%  -18.08% to   -9.65%
December 31, 2010    8,842 $ 8.34866 to  $14.30022 $   90,495   0.97%    0.55%  to   3.25%    4.10% to    7.63%
December 31, 2009    3,788 $ 8.06067 to  $13.60349 $   36,077   3.65%    0.95%  to   2.95%   32.70% to   34.60%
December 31, 2008    1,881 $ 5.98845 to  $ 8.06508 $   13,887   2.59%    0.95%  to   2.40%  -42.76% to  -36.31%

                                          AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012   17,788 $10.32374 to  $13.40697 $  196,194   2.36%    0.55%  to   3.25%    1.80% to    4.65%
December 31, 2011   10,426 $ 9.89515 to  $12.88781 $  113,539   2.50%    0.55%  to   3.25%   -1.04% to    3.55%
December 31, 2010    6,415 $10.20242 to  $12.51967 $   70,483   2.41%    0.55%  to   3.25%    2.24% to    4.75%
December 31, 2009    2,631 $10.44910 to  $11.97584 $   30,156   7.16%    0.95%  to   2.55%    9.49% to   11.06%
December 31, 2008    2,190 $ 9.44110 to  $10.80461 $   22,605   5.04%    1.00%  to   2.40%   -5.95% to   -3.40%

                                     AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012   62,039 $ 8.89580 to  $14.81394 $  604,521   0.26%    0.55%  to   3.25%    7.39% to   10.40%
December 31, 2011   29,416 $ 8.08980 to  $13.60557 $  265,956   0.27%    0.55%  to   3.25%  -12.57% to   -4.36%
December 31, 2010   15,551 $ 8.45893 to  $14.36696 $  151,898   0.49%    0.95%  to   2.95%   11.35% to   13.56%
December 31, 2009   16,369 $ 7.44914 to  $12.77693 $  141,974   1.06%    0.95%  to   2.95%    1.10% to   27.22%
December 31, 2008    5,852 $ 5.85514 to  $ 7.01024 $   39,367   0.72%    0.95%  to   2.40%  -43.68% to  -37.29%

                                       AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012  393,994 $ 9.82079 to  $14.63036 $4,452,563   0.79%    0.55%  to   3.25%   10.02% to   13.10%
December 31, 2011  287,989 $ 8.76109 to  $13.11625 $2,893,895   0.51%    0.55%  to   3.25%   -9.16% to   -2.96%
December 31, 2010  297,589 $ 9.03449 to  $13.70422 $3,101,702   1.02%    0.55%  to   3.25%    7.43% to   12.31%
December 31, 2009  182,179 $ 8.15083 to  $12.32315 $1,672,572   1.87%    0.95%  to   2.95%   21.96% to   24.15%
December 31, 2008  113,271 $ 6.59783 to  $ 7.79077 $  849,426   0.98%    0.95%  to   2.75%  -36.68% to  -31.11%

                                     AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012  347,097 $ 9.96722 to  $14.15903 $3,909,210   0.97%    0.55%  to   3.25%    8.90% to   11.95%
December 31, 2011  269,022 $ 8.98306 to  $12.82397 $2,725,760   0.62%    0.55%  to   3.25%   -5.82% to   -3.20%
December 31, 2010  241,208 $ 9.28559 to  $13.43083 $2,538,982   0.83%    0.55%  to   3.25%    7.15% to   10.91%
December 31, 2009  135,488 $ 8.48293 to  $12.22943 $1,275,037   2.33%    0.95%  to   2.95%   21.03% to   23.19%
December 31, 2008   99,125 $ 6.92031 to  $ 7.99594 $  766,747   1.13%    0.95%  to   2.75%  -33.66% to  -28.71%

                                          AST BALANCED ASSET ALLOCATION PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012  451,333 $10.33901 to  $14.19558 $5,203,726   0.92%    0.55%  to   3.25%    8.81% to   11.86%
December 31, 2011  339,582 $ 9.27105 to  $12.86748 $3,548,073   0.63%    0.55%  to   3.25%   -7.28% to   -1.76%
December 31, 2010  308,411 $ 9.68344 to  $13.27946 $3,322,650   0.78%    0.55%  to   3.25%    6.51% to   11.26%
December 31, 2009  196,484 $ 8.76833 to  $12.05401 $1,919,182   1.22%    0.95%  to   2.95%    0.42% to   22.14%
December 31, 2008   53,051 $ 7.30442 to  $ 8.27064 $  424,592   1.06%    0.95%  to   2.75%  -30.61% to  -26.37%

                                        AST PRESERVATION ASSET ALLOCATION PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012  367,594 $10.51490 to  $13.51575 $4,290,630   1.09%    0.55%  to   3.25%    6.78% to    9.77%
December 31, 2011  264,390 $ 9.60825 to  $12.48452 $2,869,173   0.90%    0.55%  to   3.25%   -3.91% to    0.44%
December 31, 2010  199,628 $10.40137 to  $12.60207 $2,211,567   1.26%    0.55%  to   3.25%    4.97% to    9.53%
December 31, 2009  115,717 $ 9.58079 to  $11.61945 $1,210,537   0.92%    0.95%  to   2.95%   -0.03% to   18.91%
December 31, 2008   30,030 $ 8.12914 to  $ 9.09941 $  265,987   0.81%    0.95%  to   2.75%  -21.64% to  -18.78%

                                         AST FIRST TRUST BALANCED TARGET PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012  211,694 $ 9.58449 to  $14.47747 $2,406,115   1.88%    0.55%  to   3.25%    7.03% to   10.03%
December 31, 2011  130,049 $ 8.78893 to  $13.34133 $1,346,840   1.74%    0.55%  to   3.25%   -6.65% to   -2.05%
December 31, 2010   95,851 $ 8.97842 to  $13.80890 $1,008,799   1.36%    0.55%  to   3.25%    9.25% to   13.29%
December 31, 2009   37,024 $ 8.03026 to  $12.30994 $  325,778   3.84%    0.95%  to   2.95%   20.65% to   23.42%
December 31, 2008   18,094 $ 6.57782 to  $ 7.34272 $  130,124   2.24%    0.95%  to   2.65%  -36.18% to  -32.22%

                                   AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012  248,630 $ 8.86900 to  $14.47559 $2,804,356   1.30%    0.55%  to   3.25%    9.25% to   12.30%
December 31, 2011  148,843 $ 7.98786 to  $13.06962 $1,485,879   1.18%    0.55%  to   3.25%  -11.82% to   -6.73%
December 31, 2010  131,381 $ 8.66171 to  $14.20708 $1,380,684   0.85%    0.55%  to   3.25%   14.30% to   17.90%
December 31, 2009   58,998 $ 7.40130 to  $12.16947 $  483,351   2.18%    0.95%  to   2.95%    0.09% to   24.79%
December 31, 2008   23,483 $ 5.97509 to  $ 6.74838 $  154,549   1.25%    0.95%  to   2.75%  -42.30% to  -37.21%

                                      A65

                                 AT YEAR ENDED                               FOR YEAR ENDED
                   -----------------------------------------  -----------------------------------------------
                                                      NET     INVESTMENT
                   UNITS         UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  ------------------
                                             AST ADVANCED STRATEGIES PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012  343,976 $10.48694 to  $15.17148 $4,121,284   1.27%    0.55%  to   3.25%    9.95% to   13.02%
December 31, 2011  193,663 $ 9.30664 to  $13.61010 $2,075,520   1.03%    0.55%  to   3.25%   -6.93% to   -0.44%
December 31, 2010  137,362 $ 9.94879 to  $13.85960 $1,496,355   0.91%    0.55%  to   3.25%    8.08% to   12.64%
December 31, 2009   51,794 $ 8.94949 to  $12.42655 $  502,645   2.84%    0.95%  to   2.95%   22.94% to   25.01%
December 31, 2008   27,547 $ 7.19429 to  $ 7.98587 $  214,852   1.96%    0.95%  to   2.65%  -31.62% to  -27.56%

                                        AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012   26,918 $10.57497 to  $16.64347 $  334,820   0.00%    0.55%  to   3.25%   13.76% to   16.94%
December 31, 2011   16,190 $ 9.07073 to  $14.43104 $  173,497   0.00%    0.55%  to   3.25%   -9.08% to   -2.24%
December 31, 2010   13,777 $10.04316 to  $14.96577 $  152,422   0.00%    0.55%  to   3.25%   10.53% to   14.72%
December 31, 2009    6,994 $ 8.97301 to  $13.17447 $   67,092   0.00%    0.95%  to   2.95%   31.06% to   51.93%
December 31, 2008    5,295 $ 6.20861 to  $ 6.64158 $   33,149   0.14%    1.00%  to   2.40%  -41.96% to  -38.73%

                                                 AST MONEY MARKET PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012   24,863 $ 8.99838 to  $10.31714 $  240,224   0.01%    0.55%  to   3.25%   -3.25% to   -0.54%
December 31, 2011   24,015 $ 9.26367 to  $10.43487 $  236,147   0.02%    0.55%  to   3.25%   -3.22% to   -0.52%
December 31, 2010   12,763 $ 9.53428 to  $10.55197 $  128,581   0.02%    0.55%  to   3.25%   -2.84% to   -0.43%
December 31, 2009    6,856 $ 9.80318 to  $10.67105 $   71,974   0.24%    0.95%  to   2.95%   -2.34% to   -0.70%
December 31, 2008    6,401 $10.04509 to  $10.76754 $   68,076   2.25%    0.95%  to   2.65%   -0.14% to    1.54%

                                               AST SMALL-CAP GROWTH PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012    9,973 $ 9.69125 to  $18.80226 $  133,149   0.00%    0.55%  to   3.25%    8.52% to   11.56%
December 31, 2011    7,586 $ 8.71343 to  $17.08879 $   91,234   0.00%    0.55%  to   3.25%  -12.02% to   -1.52%
December 31, 2010    5,749 $11.41543 to  $17.59375 $   70,222   0.21%    0.55%  to   3.25%   25.34% to   35.13%
December 31, 2009    3,575 $ 8.52896 to  $13.14833 $   31,797   0.05%    0.95%  to   2.95%   30.52% to   32.65%
December 31, 2008    3,394 $ 6.42979 to  $ 6.77186 $   22,897   0.00%    0.95%  to   2.40%  -36.52% to  -33.33%

                                           AST PIMCO TOTAL RETURN BOND PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012  205,774 $10.81598 to  $14.46865 $2,382,350   2.53%    0.55%  to   3.25%    5.76% to    8.72%
December 31, 2011  139,943 $ 9.99564 to  $13.38718 $1,518,001   1.84%    0.55%  to   3.25%   -0.17% to    2.61%
December 31, 2010  113,266 $10.24378 to  $13.12390 $1,231,961   1.52%    0.55%  to   3.25%    2.38% to    6.70%
December 31, 2009   51,426 $ 9.92546 to  $12.32370 $  540,684   0.63%    0.95%  to   2.95%   -0.60% to   15.43%
December 31, 2008    2,743 $ 9.36846 to  $10.69755 $   28,962   3.78%    0.95%  to   2.40%   -6.45% to   -3.18%

                                             AST INTERNATIONAL VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012    6,716 $ 8.13719 to  $14.02985 $   70,251   2.14%    0.55%  to   3.25%   12.88% to   16.03%
December 31, 2011    4,763 $ 7.04041 to  $12.25942 $   43,196   1.53%    0.55%  to   3.25%  -21.55% to  -13.03%
December 31, 2010    3,757 $ 7.92905 to  $14.29181 $   39,039   0.70%    0.55%  to   3.25%    7.59% to   10.04%
December 31, 2009    1,307 $ 7.38580 to  $13.11671 $   11,673   2.16%    0.95%  to   2.95%   27.44% to   29.64%
December 31, 2008      761 $ 6.22962 to  $ 7.03242 $    5,280   2.62%    1.15%  to   2.40%  -45.32% to  -38.11%

                                             AST INTERNATIONAL GROWTH PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012   16,433 $ 8.40498 to  $15.04565 $  167,285   1.04%    0.55%  to   3.25%   16.45% to   19.70%
December 31, 2011    7,248 $ 7.04917 to  $12.74401 $   63,232   0.64%    0.55%  to   3.25%  -18.51% to  -13.40%
December 31, 2010    3,921 $ 7.97297 to  $14.92060 $   40,509   0.29%    0.55%  to   3.25%   11.22% to   14.67%
December 31, 2009    1,455 $ 7.20534 to  $13.28533 $   11,795   1.59%    0.95%  to   2.95%   30.13% to   34.02%
December 31, 2008      761 $ 5.96394 to  $ 6.16356 $    4,624   1.46%    1.15%  to   2.40%  -51.40% to  -50.80%

                                                NVIT DEVELOPING MARKETS FUND
                   -----------------------------------------------------------------------------------------
December 31, 2012      882 $14.54907 to  $15.23556 $   13,170   0.09%    1.40%  to   2.00%   14.49% to   15.17%
December 31, 2011    1,066 $12.70790 to  $13.22905 $   13,856   0.27%    1.40%  to   2.00%  -23.92% to  -23.48%
December 31, 2010    1,496 $16.70438 to  $17.28741 $   25,524   0.00%    1.40%  to   2.00%   13.86% to   14.54%
December 31, 2009    1,437 $14.67036 to  $15.09299 $   21,453   1.15%    1.40%  to   2.00%   59.05% to   59.99%
December 31, 2008    1,133 $ 9.22392 to  $ 9.43370 $   10,589   0.72%    1.40%  to   2.00%  -58.69% to  -58.44%

                              AST INVESTMENT GRADE BOND PORTFOLIO (AVAILABLE JANUARY 28, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2012  240,122 $11.79750 to  $15.78403 $3,143,918   1.35%    0.55%  to   2.65%    6.50% to    8.80%
December 31, 2011  624,195 $10.87605 to  $14.56477 $7,606,942   0.43%    0.55%  to   2.65%    8.68% to   11.82%
December 31, 2010   11,978 $10.54049 to  $13.07585 $  153,555   6.62%    0.55%  to   2.65%    5.34% to    9.77%
December 31, 2009   23,600 $10.83253 to  $11.91239 $  277,671   1.31%    0.95%  to   2.30%    8.49% to   10.26%
December 31, 2008   65,795 $10.69598 to  $10.80437 $  706,744   0.00%    0.95%  to   2.05%    6.98% to    8.05%

                                      A66

                                 AT YEAR ENDED                               FOR YEAR ENDED
                   -----------------------------------------  -----------------------------------------------
                                                      NET     INVESTMENT
                   UNITS         UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  ------------------
                                         AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012   36,399 $11.01502 to  $12.52719 $  422,609   3.25%    0.55%  to   3.25%    4.34% to    7.26%
December 31, 2011   23,999 $10.31578 to  $11.84188 $  263,297   2.74%    0.55%  to   3.25%    2.59% to    5.44%
December 31, 2010   15,299 $10.29052 to  $11.38650 $  161,902   1.28%    0.55%  to   3.25%    2.93% to    6.78%
December 31, 2009    3,801 $10.05881 to  $10.76877 $   38,962   3.37%    0.95%  to   2.95%    7.10% to   10.58%
December 31, 2008      543 $ 9.12808 to  $ 9.37876 $    5,058   0.13%    0.95%  to   2.40%   -8.80% to   -6.10%

                                    AST BOND PORTFOLIO 2018 (AVAILABLE JANUARY 28, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2012   13,761 $11.81915 to  $14.40463 $  168,637   0.49%    1.15%  to   3.25%    2.27% to    4.50%
December 31, 2011   14,702 $11.55635 to  $13.80307 $  174,657   0.19%    1.15%  to   3.25%    9.90% to   12.27%
December 31, 2010    1,423 $11.92705 to  $12.31074 $   17,224   0.93%    1.30%  to   2.40%    8.58% to    9.76%
December 31, 2009    2,189 $10.98462 to  $11.21615 $   24,289   0.29%    1.30%  to   2.40%   -8.25% to   -7.26%
December 31, 2008    2,046 $11.97274 to  $12.09377 $   24,606   0.00%    1.30%  to   2.40%   19.75% to   20.95%

                                    AST BOND PORTFOLIO 2019 (AVAILABLE JANUARY 28, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2012    2,327 $11.93263 to  $14.57520 $   29,834   0.83%    1.15%  to   3.25%    2.41% to    4.64%
December 31, 2011      809 $13.36844 to  $13.94770 $   11,027   0.95%    1.30%  to   2.40%   13.26% to   14.49%
December 31, 2010    1,229 $11.80330 to  $12.18296 $   14,732   0.74%    1.30%  to   2.40%    8.75% to    9.93%
December 31, 2009    1,467 $10.85345 to  $11.08225 $   16,102   0.28%    1.30%  to   2.40%   -9.86% to   -8.88%
December 31, 2008    1,619 $12.04125 to  $12.16291 $   19,590   0.00%    1.30%  to   2.40%   20.44% to   21.64%

                                 AST GLOBAL REAL ESTATE PORTFOLIO (AVAILABLE JULY 21, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2012    5,471 $10.83725 to  $19.05468 $   72,228   1.37%    0.55%  to   3.25%   22.68% to   26.11%
December 31, 2011    2,702 $ 8.75182 to  $15.32029 $   28,411   2.36%    0.55%  to   3.25%  -12.17% to   -5.56%
December 31, 2010    2,120 $ 9.43708 to  $16.44739 $   23,406   1.16%    0.55%  to   3.25%   14.58% to   19.07%
December 31, 2009      355 $ 8.03953 to  $13.95016 $    2,911   1.02%    0.95%  to   2.95%   31.93% to   41.49%
December 31, 2008       27 $ 6.09375 to  $ 6.12807 $      164   0.00%    1.15%  to   2.40%  -40.11% to  -39.78%

                         AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (AVAILABLE JULY 21, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2012   20,909 $ 8.90982 to  $16.06935 $  220,458   1.08%    0.55%  to   3.25%   14.09% to   17.28%
December 31, 2011   13,670 $ 7.61998 to  $13.89229 $  123,993   0.93%    0.55%  to   3.25%  -23.87% to  -20.71%
December 31, 2010   12,640 $10.78803 to  $17.76396 $  144,882   0.30%    0.55%  to   3.25%   16.24% to   21.12%
December 31, 2009    2,787 $ 9.03476 to  $14.81166 $   25,629   0.28%    0.95%  to   2.95%   46.36% to   64.95%
December 31, 2008       97 $ 5.55599 to  $ 5.58718 $      540   0.00%    1.15%  to   2.40%  -44.99% to  -44.69%

                       FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND (AVAILABLE MAY 1, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2012        0 $ 9.57301 to  $14.97302 $        0   2.96%    0.55%  to   3.25%   10.71% to   12.94%
December 31, 2011  136,049 $ 8.60412 to  $13.39083 $1,361,263   0.02%    0.55%  to   3.25%  -10.47% to   -2.21%
December 31, 2010  114,431 $ 8.98185 to  $13.88351 $1,165,490   3.85%    0.55%  to   3.25%    5.60% to    9.20%
December 31, 2009   26,709 $ 8.36337 to  $12.83927 $  228,762   5.19%    0.95%  to   2.95%   26.66% to   28.84%
December 31, 2008    3,342 $ 6.60055 to  $ 6.67497 $   22,207   4.54%    0.95%  to   2.65%  -34.50% to  -33.77%

                           AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (AVAILABLE JULY 21, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2012   14,958 $10.52515 to  $17.90792 $  192,756   0.48%    0.55%  to   3.25%   11.92% to   15.05%
December 31, 2011    8,707 $ 9.17568 to  $15.78149 $   99,213   0.50%    0.55%  to   3.25%   -7.35% to    0.75%
December 31, 2010    6,209 $11.36904 to  $15.88201 $   72,334   0.34%    0.55%  to   3.25%   14.10% to   25.57%
December 31, 2009    1,010 $ 9.43289 to  $12.77276 $    9,809   0.89%    0.95%  to   2.95%   23.87% to   28.33%
December 31, 2008       71 $ 7.61489 to  $ 7.66279 $      545   0.00%    1.00%  to   2.40%  -24.10% to  -23.63%

                              AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (AVAILABLE MAY 1, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2012  178,381 $ 9.83583 to  $15.08440 $2,100,412   0.45%    0.55%  to   3.25%   12.13% to   15.27%
December 31, 2011  100,743 $ 8.71154 to  $13.26883 $1,031,946   0.29%    0.55%  to   3.25%   -8.49% to   -2.93%
December 31, 2010   78,031 $ 9.16080 to  $13.85815 $  815,840   0.26%    0.55%  to   3.25%    8.82% to   13.27%
December 31, 2009   19,248 $ 8.22388 to  $12.35611 $  162,373   0.37%    0.95%  to   2.95%   22.12% to   25.66%
December 31, 2008    1,750 $ 6.65498 to  $ 6.73005 $   11,717   0.03%    0.95%  to   2.65%  -34.10% to  -33.36%

                            AST CLS MODERATE ASSET ALLOCATION PORTFOLIO (AVAILABLE MAY 1, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2012  221,186 $ 9.83094 to  $13.66670 $2,470,812   0.52%    0.55%  to   3.25%    6.69% to    9.68%
December 31, 2011  126,313 $ 9.15103 to  $12.63456 $1,292,495   0.40%    0.55%  to   3.25%   -6.86% to   -2.36%
December 31, 2010   87,541 $ 9.56692 to  $13.11882 $  917,592   0.43%    0.55%  to   3.25%    6.86% to   10.86%
December 31, 2009   22,971 $ 8.77459 to  $11.95029 $  206,515   0.28%    0.95%  to   2.95%   18.25% to   22.23%
December 31, 2008    3,073 $ 7.29981 to  $ 7.38211 $   22,578   0.01%    0.95%  to   2.65%  -27.59% to  -26.77%

                                      A67

                                 AT YEAR ENDED                               FOR YEAR ENDED
                   -----------------------------------------  -----------------------------------------------
                                                      NET     INVESTMENT
                   UNITS         UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  ------------------
                             AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (AVAILABLE MAY 1, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2012  129,515 $10.40314 to  $14.87346 $1,521,500   0.44%    0.55%  to   3.25%    9.89% to   12.96%
December 31, 2011   74,331 $ 9.31537 to  $13.35045 $  778,470   0.34%    0.55%  to   3.25%   -6.67% to   -1.12%
December 31, 2010   53,201 $ 9.70638 to  $13.68833 $  564,005   0.23%    0.55%  to   3.25%    7.84% to   12.75%
December 31, 2009   13,284 $ 8.75409 to  $12.26108 $  118,947   0.26%    0.95%  to   2.95%   21.32% to   25.48%
December 31, 2008    1,149 $ 7.09425 to  $ 7.17421 $    8,203   0.01%    0.95%  to   2.65%  -29.84% to  -29.05%

                          AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO (AVAILABLE MAY 1, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2012  142,917 $10.28303 to  $13.69989 $1,608,379   0.57%    0.55%  to   3.25%    6.54% to    9.52%
December 31, 2011   93,246 $ 9.41906 to  $12.68275 $  967,246   0.48%    0.55%  to   3.25%   -5.72% to   -1.05%
December 31, 2010   65,121 $ 9.88878 to  $12.99556 $  686,924   0.37%    0.55%  to   3.25%    6.02% to   10.55%
December 31, 2009   17,717 $ 9.09584 to  $11.87199 $  164,854   0.20%    0.95%  to   2.95%   17.66% to   22.22%
December 31, 2008    2,161 $ 7.56739 to  $ 7.65257 $   16,459   0.01%    0.95%  to   2.65%  -24.99% to  -24.15%

                            AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO (AVAILABLE MAY 1, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2012  113,955 $10.22856 to  $14.20334 $1,323,739   0.49%    0.55%  to   3.25%    9.94% to   13.01%
December 31, 2011   58,251 $ 9.24016 to  $12.74316 $  603,154   0.22%    0.55%  to   3.25%   -5.64% to   -3.01%
December 31, 2010   36,638 $ 9.72512 to  $13.32052 $  391,883   0.27%    0.55%  to   3.25%    7.69% to   12.26%
December 31, 2009    6,536 $ 8.80911 to  $11.98361 $   58,908   0.32%    0.95%  to   2.95%   18.10% to   20.09%
December 31, 2008      746 $ 7.45897 to  $ 7.54313 $    5,599   0.01%    0.95%  to   2.65%  -26.17% to  -25.34%

                                    PROFUND VP CONSUMER SERVICES (AVAILABLE MAY 1, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2012       13 $13.27826 to  $14.43316 $      177   0.00%    0.55%  to   2.00%   19.70% to   21.43%
December 31, 2011       10 $11.09282 to  $11.88626 $      123   0.00%    0.55%  to   2.00%    3.43% to    4.92%
December 31, 2010        7 $10.64073 to  $11.32891 $       80   0.00%    0.55%  to   2.30%   12.97% to   19.60%
December 31, 2009        2 $ 8.95999 to  $ 9.08577 $       16   0.00%    1.50%  to   2.00%   27.80% to   28.87%
December 31, 2008        1 $ 7.01089 to  $ 7.02706 $       10   0.00%    2.00%  to   2.35%  -31.72% to  -31.56%

                                PROFUND VP CONSUMER GOODS PORTFOLIO (AVAILABLE MAY 1, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2012       34 $11.79908 to  $13.04871 $      424   0.80%    0.55%  to   2.30%    8.36% to   10.25%
December 31, 2011       32 $10.88855 to  $11.83570 $      358   0.90%    0.55%  to   2.30%    4.55% to    6.36%
December 31, 2010       12 $10.41504 to  $11.12815 $      125   0.00%    0.55%  to   2.30%   10.84% to   15.85%
December 31, 2009        8 $ 9.07106 to  $ 9.22877 $       74   1.22%    1.30%  to   2.00%   18.77% to   20.01%
December 31, 2008        7 $ 7.65475 to  $ 7.69024 $       55   3.00%    1.30%  to   2.00%  -24.13% to  -23.78%

                                       PROFUND VP FINANCIALS (AVAILABLE MAY 1, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2012      115 $ 6.57243 to  $10.93910 $      895   0.12%    0.55%  to   2.30%   21.92% to   24.04%
December 31, 2011       78 $ 5.39074 to  $ 8.81882 $      429   0.00%    0.55%  to   2.30%  -15.77% to  -14.31%
December 31, 2010      152 $ 6.39982 to  $10.29102 $      987   0.32%    0.55%  to   2.30%    3.05% to    9.29%
December 31, 2009      121 $ 5.90194 to  $ 5.98047 $      722   2.96%    1.50%  to   2.30%   12.42% to   13.31%
December 31, 2008       36 $ 5.26042 to  $ 5.27796 $      192   2.57%    1.50%  to   2.00%  -49.35% to  -49.18%

                                       PROFUND VP HEALTH CARE (AVAILABLE MAY 1, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2012       98 $12.04846 to  $12.71236 $    1,228   0.38%    0.55%  to   2.30%   14.76% to   16.76%
December 31, 2011       64 $10.49885 to  $10.88771 $      693   0.29%    0.55%  to   2.30%    7.64% to    9.51%
December 31, 2010       87 $ 9.75359 to  $10.01278 $      864   0.23%    0.55%  to   2.30%   -1.37% to    1.52%
December 31, 2009       41 $ 9.70197 to  $ 9.86247 $      401   0.76%    1.30%  to   2.30%   16.81% to   18.02%
December 31, 2008       21 $ 8.29892 to  $ 8.35649 $      172   0.44%    1.30%  to   2.35%  -18.25% to  -17.69%

                                       PROFUND VP INDUSTRIALS (AVAILABLE MAY 1, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2012       25 $ 9.66036 to  $12.94217 $      269   0.28%    0.55%  to   2.35%   13.13% to   15.16%
December 31, 2011       19 $ 8.53881 to  $11.23828 $      171   0.35%    0.55%  to   2.35%   -4.04% to   -2.32%
December 31, 2010       24 $ 8.89801 to  $11.41249 $      214   0.20%    1.50%  to   2.35%   14.03% to   21.92%
December 31, 2009       11 $ 7.35928 to  $ 7.46270 $       85   0.53%    1.50%  to   2.35%   21.25% to   22.27%
December 31, 2008        9 $ 6.06953 to  $ 6.10367 $       53   0.00%    1.50%  to   2.35%  -40.29% to  -39.96%

                                     PROFUND VP MID-CAP GROWTH (AVAILABLE MAY 1, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2012       32 $11.21885 to  $13.08646 $      373   0.00%    0.55%  to   2.30%   12.78% to   14.75%
December 31, 2011       32 $ 9.94731 to  $11.40463 $      326   0.00%    0.55%  to   2.30%   -5.07% to   -3.43%
December 31, 2010       52 $10.47890 to  $11.80941 $      579   0.00%    0.55%  to   2.30%   18.01% to   26.77%
December 31, 2009       17 $ 8.34760 to  $ 8.48599 $      145   0.00%    1.30%  to   2.30%   35.21% to   36.54%
December 31, 2008        8 $ 6.18606 to  $ 6.21489 $       48   0.00%    1.30%  to   2.00%  -38.58% to  -38.30%

                                      A68

                               AT YEAR ENDED                             FOR YEAR ENDED
                   -------------------------------------  -----------------------------------------------
                                                   NET    INVESTMENT
                   UNITS        UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  ------- ---------- -----------------  ------------------
                                    PROFUND VP MID-CAP VALUE (AVAILABLE MAY 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2012     56  $10.37597 to  $12.37923 $   645    0.16%   0.55%  to   2.30%   13.94% to   15.92%
December 31, 2011     66  $ 9.10660 to  $10.67879 $   665    0.15%   0.55%  to   2.30%   -6.08% to   -4.45%
December 31, 2010     46  $ 9.69632 to  $11.17632 $   456    0.26%   0.55%  to   2.30%   11.96% to   18.91%
December 31, 2009     26  $ 8.23508 to  $ 8.37151 $   215    1.47%   1.30%  to   2.30%   27.93% to   29.19%
December 31, 2008      5  $ 6.44994 to  $ 6.47989 $    32    0.00%   1.30%  to   2.00%  -36.69% to  -36.40%

                                     PROFUND VP REAL ESTATE (AVAILABLE MAY 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2012     48  $ 9.82085 to  $14.13382 $   496    2.52%   0.55%  to   2.30%   14.53% to   16.53%
December 31, 2011     43  $ 8.57465 to  $12.12925 $   386    0.00%   0.55%  to   2.30%    2.40% to    4.17%
December 31, 2010     83  $ 8.37375 to  $11.60561 $   707    3.90%   0.95%  to   2.30%   15.86% to   22.85%
December 31, 2009     67  $ 6.86993 to  $ 6.96107 $   467    4.03%   1.50%  to   2.30%   25.02% to   26.01%
December 31, 2008     11  $ 5.50600 to  $ 5.52429 $    63    0.00%   1.50%  to   2.00%  -46.33% to  -46.15%

                                  PROFUND VP SMALL-CAP GROWTH (AVAILABLE MAY 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2012     34  $11.18920 to  $16.45836 $   411    0.00%   0.55%  to   2.90%    9.31% to   11.86%
December 31, 2011     37  $10.17680 to  $15.05725 $   403    0.00%   0.55%  to   2.90%   -1.57% to    0.72%
December 31, 2010     51  $10.27873 to  $15.29722 $   550    0.00%   0.55%  to   2.90%   17.66% to   24.11%
December 31, 2009     20  $ 8.36346 to  $ 8.50207 $   171    0.00%   1.30%  to   2.30%   23.27% to   24.55%
December 31, 2008      6  $ 6.79469 to  $ 6.82623 $    42    0.00%   1.30%  to   2.00%  -32.82% to  -32.50%

                                   PROFUND VP SMALL-CAP VALUE (AVAILABLE MAY 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2012     27  $10.68964 to  $12.26837 $   314    0.00%   0.55%  to   2.30%   13.54% to   15.52%
December 31, 2011     39  $ 9.41484 to  $10.62040 $   404    0.00%   0.55%  to   2.30%   -6.26% to   -4.63%
December 31, 2010     25  $10.04307 to  $11.09991 $   259    0.07%   0.95%  to   2.30%   11.22% to   20.54%
December 31, 2009     22  $ 8.41420 to  $ 8.55355 $   187    0.48%   1.30%  to   2.30%   17.69% to   18.86%
December 31, 2008      2  $ 7.18696 to  $ 7.19653 $    15    0.00%   1.30%  to   1.50%  -29.74% to  -29.64%

                                 PROFUND VP TELECOMMUNICATIONS (AVAILABLE MAY 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2012     18  $ 9.71718 to  $14.39725 $   213    3.22%   0.55%  to   2.35%   13.84% to   15.88%
December 31, 2011     15  $ 8.53611 to  $12.42479 $   133    3.63%   0.55%  to   2.35%   -0.47% to    1.31%
December 31, 2010     25  $ 8.57621 to  $12.26438 $   246    2.48%   0.55%  to   2.35%   13.03% to   22.07%
December 31, 2009     16  $ 7.58749 to  $ 7.69379 $   121   10.90%   1.50%  to   2.35%    4.86% to    5.73%
December 31, 2008      6  $ 7.23615 to  $ 7.27660 $    40    0.00%   1.50%  to   2.35%  -29.60% to  -29.20%

                                      PROFUND VP UTILITIES (AVAILABLE MAY 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2012     63  $ 9.05776 to  $12.64461 $   651    2.12%   0.55%  to   2.30%   -2.12% to   -0.41%
December 31, 2011     55  $ 9.25352 to  $12.69674 $   589    1.69%   0.55%  to   2.30%   14.87% to   16.86%
December 31, 2010     36  $ 8.05537 to  $10.86454 $   295    2.48%   0.55%  to   2.30%    3.57% to    8.26%
December 31, 2009     38  $ 7.77777 to  $ 7.88054 $   297    5.44%   1.50%  to   2.30%    8.25% to    9.10%
December 31, 2008      5  $ 7.19947 to  $ 7.22327 $    39    0.93%   1.50%  to   2.00%  -28.71% to  -28.47%

                                  PROFUND VP LARGE-CAP GROWTH (AVAILABLE MAY 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2012     70  $10.42444 to  $12.68990 $   767    0.08%   0.55%  to   2.30%   10.18% to   12.10%
December 31, 2011     69  $ 9.46136 to  $11.32042 $   691    0.00%   0.55%  to   2.30%    0.82% to    2.56%
December 31, 2010     71  $ 9.38481 to  $11.03756 $   677    0.06%   0.55%  to   2.30%   10.49% to   11.73%
December 31, 2009     67  $ 8.48227 to  $ 8.59420 $   574    0.00%   1.50%  to   2.30%   26.82% to   27.82%
December 31, 2008      1  $ 6.70176 to  $ 6.72390 $     8    0.00%   1.50%  to   2.00%  -33.72% to  -33.50%

                                   PROFUND VP LARGE-CAP VALUE (AVAILABLE MAY 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2012     92  $ 8.76356 to  $12.13040 $   878    0.86%   0.55%  to   2.30%   12.82% to   14.79%
December 31, 2011     97  $ 7.76766 to  $10.56792 $   851    0.69%   0.55%  to   2.30%   -3.49% to   -1.82%
December 31, 2010     89  $ 8.04896 to  $10.76394 $   733    0.89%   0.55%  to   2.30%    7.47% to   11.78%
December 31, 2009     45  $ 7.29354 to  $ 7.45124 $   330    3.70%   1.00%  to   2.30%   16.78% to   18.28%
December 31, 2008      2  $ 6.25789 to  $ 6.28698 $    15    2.52%   1.30%  to   2.00%  -38.90% to  -38.61%

                          AST JENNISON LARGE-CAP VALUE PORTFOLIO (AVAILABLE NOVEMBER 16, 2009)
                   -------------------------------------------------------------------------------------
December 31, 2012  5,590  $ 9.54913 to  $12.14782 $61,346    0.45%   0.55%  to   3.25%    9.55% to   12.61%
December 31, 2011  3,425  $ 8.50545 to  $10.83000 $33,837    0.33%   0.55%  to   3.25%  -14.75% to   -6.39%
December 31, 2010  2,319  $10.44965 to  $11.61473 $24,809    0.02%   0.55%  to   3.25%    4.81% to   12.65%
December 31, 2009     47  $10.29149 to  $10.30741 $   487    0.00%   1.15%  to   2.35%    1.45% to    1.59%

                         AST JENNISON LARGE-CAP GROWTH PORTFOLIO (AVAILABLE NOVEMBER 16, 2009)
                   -------------------------------------------------------------------------------------
December 31, 2012  6,499  $10.54999 to  $12.92284 $78,351    0.00%   0.55%  to   3.25%   11.44% to   14.55%
December 31, 2011  3,024  $ 9.23751 to  $11.32571 $32,384    0.00%   0.55%  to   3.25%   -7.55% to    0.11%
December 31, 2010  1,478  $10.66273 to  $11.35800 $16,039    0.00%   0.95%  to   3.25%    6.95% to   10.27%
December 31, 2009     24  $10.27380 to  $10.30032 $   249    0.00%   0.95%  to   2.95%    1.89% to    2.14%

                                      A69

                                 AT YEAR ENDED                                  FOR YEAR ENDED
                   -----------------------------------------     -----------------------------------------------
                                                         NET     INVESTMENT
                   UNITS            UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)       LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   -------    ----------------------  ---------- ---------- -----------------  ------------------
                                    AST BOND PORTFOLIO 2020 (AVAILABLE JANUARY 2, 2009)
                   -----------------------------------------------------------------------------------------
December 31, 2012       48    $11.48725 to  $12.95314 $      589   2.69%    1.30%  to   3.25%    2.86% to    4.95%
December 31, 2011      314    $11.06416 to  $12.41953 $    3,603   1.15%    1.30%  to   2.95%   15.28% to   17.15%
December 31, 2010    1,771    $ 9.54633 to  $10.66744 $   17,133   0.00%    1.30%  to   3.25%    5.41% to   10.41%
December 31, 2009      114    $ 8.74021 to  $ 8.83518 $      996   0.00%    1.30%  to   2.40%  -12.60% to  -11.65%

                                    AST BOND PORTFOLIO 2017 (AVAILABLE JANUARY 4, 2010)
                   -----------------------------------------------------------------------------------------
December 31, 2012   13,596    $11.48120 to  $12.19387 $  160,818   0.52%    1.15%  to   3.25%    1.70% to    3.91%
December 31, 2011   15,087    $11.28966 to  $11.73508 $  173,608   0.08%    1.15%  to   3.25%    7.80% to   10.13%
December 31, 2010      450    $10.47326 to  $10.59081 $    4,746   0.00%    1.90%  to   3.25%    4.76% to    5.92%

                                    AST BOND PORTFOLIO 2021 (AVAILABLE JANUARY 4, 2010)
                   -----------------------------------------------------------------------------------------
December 31, 2012   14,512    $12.80734 to  $13.85470 $  191,262   0.78%    1.15%  to   3.25%    3.32% to    5.57%
December 31, 2011   18,356    $12.39610 to  $13.14210 $  232,734   0.06%    1.15%  to   3.25%   16.40% to   18.92%
December 31, 2010    2,261    $10.64953 to  $11.06626 $   24,883   0.00%    1.30%  to   3.25%    6.42% to   10.66%

                   WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1 (AVAILABLE JULY 16, 2010)
                   -----------------------------------------------------------------------------------------
December 31, 2012       44    $13.63464 to  $14.19378 $      603   1.60%    1.40%  to   1.85%   11.61% to   12.11%
December 31, 2011       52    $12.21604 to  $12.66075 $      649   0.64%    1.40%  to   1.85%  -14.37% to  -13.99%
December 31, 2010       68    $14.26638 to  $14.72045 $      984   0.00%    1.40%  to   1.85%   20.82% to   21.07%

                   WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1 (AVAILABLE JULY 16, 2010)
                   -----------------------------------------------------------------------------------------
December 31, 2012      502    $ 1.55055 to  $ 2.23677 $    1,091   0.00%    1.40%  to   1.85%   18.56% to   19.09%
December 31, 2011      683    $ 1.30203 to  $ 1.87829 $    1,249   0.00%    1.40%  to   1.85%   -7.08% to   -6.66%
December 31, 2010      961    $ 1.39498 to  $ 2.01236 $    1,889   0.00%    1.40%  to   1.85%   26.02% to   26.28%

                   WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO SHARE CLASS 1 (AVAILABLE JULY 16, 2010)
                   -----------------------------------------------------------------------------------------
December 31, 2012       41    $12.20120 to  $12.33511 $      501   0.00%    1.40%  to   1.85%    6.14% to    6.62%
December 31, 2011       47    $11.49507 to  $11.56958 $      545   0.00%    1.40%  to   1.85%   -6.08% to   -5.66%
December 31, 2010       66    $12.23884 to  $12.26392 $      804   0.00%    1.40%  to   1.85%   27.58% to   27.84%

                   WELLS FARGO ADVANTAGE VT SMALL CAP VALUE PORTFOLIO SHARE CLASS 1 (AVAILABLE JULY 16, 2010)
                   -----------------------------------------------------------------------------------------
December 31, 2012      107    $12.08206 to  $12.21442 $    1,299   1.09%    1.40%  to   1.85%   12.25% to   12.75%
December 31, 2011      131    $10.76329 to  $10.83306 $    1,409   0.86%    1.40%  to   1.85%   -8.74% to   -8.34%
December 31, 2010      183    $11.79431 to  $11.81846 $    2,156   0.00%    1.40%  to   1.85%   21.79% to   22.03%

                                    AST BOND PORTFOLIO 2022 (AVAILABLE JANUARY 3, 2011)
                   -----------------------------------------------------------------------------------------
December 31, 2012   10,633    $12.12814 to  $12.65985 $  131,877   0.03%    1.15%  to   3.25%    2.40% to    4.63%
December 31, 2011    7,051    $11.84372 to  $12.09978 $   84,496   0.00%    1.15%  to   3.25%   18.44% to   21.00%

                               AST QUANTITATIVE MODELING PORTFOLIO (AVAILABLE APRIL 29, 2011)
                   -----------------------------------------------------------------------------------------
December 31, 2012   19,469    $ 9.82808 to  $10.09074 $  192,842   0.04%    0.55%  to   2.15%   10.77% to   12.54%
December 31, 2011    9,116    $ 8.87815 to  $ 8.96673 $   81,124   0.00%    0.55%  to   2.05%  -11.20% to  -10.33%

                            AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (AVAILABLE APRIL 29, 2011)
                   -----------------------------------------------------------------------------------------
December 31, 2012  137,665    $ 9.81460 to  $10.27765 $1,388,059   0.47%    0.55%  to   3.25%    8.25% to   11.28%
December 31, 2011   89,096    $ 9.06646 to  $ 9.23573 $  816,029   0.00%    0.55%  to   3.25%   -9.31% to   -7.64%

                       WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND-CLASS 1 (AVAILABLE AUGUST 26, 2011)
                   -----------------------------------------------------------------------------------------
December 31, 2012      123    $12.16401 to  $12.23691 $    1,502   0.58%    1.40%  to   1.85%   13.69% to   14.20%
December 31, 2011      125    $10.69886 to  $10.71531 $    1,341   0.00%    1.40%  to   1.85%    4.66% to    4.81%

                              AST PRUDENTIAL CORE BOND PORTFOLIO (AVAILABLE OCTOBER 31, 2011)
                   -----------------------------------------------------------------------------------------
December 31, 2012   12,451    $10.46916 to  $10.74805 $  132,486   0.17%    0.55%  to   2.75%    4.16% to    6.52%
December 31, 2011    1,096    $10.05117 to  $10.08473 $   11,039   0.00%    0.85%  to   2.75%    0.33% to    0.65%

                           AST NEUBERGER BERMAN CORE BOND PORTFOLIO (AVAILABLE OCTOBER 31, 2011)
                   -----------------------------------------------------------------------------------------
December 31, 2012    3,617    $10.25066 to  $10.52360 $   37,538   0.23%    0.55%  to   2.75%    1.98% to    4.30%
December 31, 2011      428    $10.05125 to  $10.08481 $    4,306   0.00%    0.85%  to   2.75%    0.24% to    0.55%

                                    AST BOND PORTFOLIO 2023 (AVAILABLE JANUARY 3, 2012)
                   -----------------------------------------------------------------------------------------
December 31, 2012    3,101    $10.24517 to  $10.45376 $   32,173   0.00%    1.30%  to   3.25%    2.45% to    4.54%

                                      A70

                                 AT YEAR ENDED                             FOR YEAR ENDED
                   -----------------------------------------  ----------------------------------------------
                                                      NET     INVESTMENT
                   UNITS         UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**    TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  -----------------
                   AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (AVAILABLE APRIL 30, 2012)
                   ----------------------------------------------------------------------------------------
December 31, 2012  226,667 $10.62945 to  $10.82950 $2,436,575   0.00%    0.55%  to   3.25%  6.32%  to   8.30%

                        AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (AVAILABLE APRIL 30, 2012)
                   ----------------------------------------------------------------------------------------
December 31, 2012   18,256 $10.21676 to  $10.40185 $  188,504   0.92%    0.55%  to   3.15%  2.19%  to   4.02%

                     AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (AVAILABLE AUGUST 20, 2012)
                   ----------------------------------------------------------------------------------------
December 31, 2012       40 $10.38171 to  $10.42862 $      414   0.00%    0.55%  to   1.75%  3.83%  to   4.29%

                             AST MFS LARGE-CAP VALUE PORTFOLIO (AVAILABLE AUGUST 20, 2012)
                   ----------------------------------------------------------------------------------------
December 31, 2012      103 $10.15815 to  $10.23902 $    1,049   0.00%    0.55%  to   2.65%  1.60%  to   2.39%

        --------
        * These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio is annualized and excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

        ** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

        ***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period. Contract owners may experience different total returns based on their investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2012 or from the effective date of the subaccount through the end of the reporting period.

        A.  MORTALITY RISK AND EXPENSE RISK CHARGES

        The mortality risk and expense risk charges are applied daily against the net assets of the separate account attributable to each of the contracts. Mortality risk is that annuitants may live longer than estimated and expense risk is that the cost of issuing and administering the contracts may exceed related charges by Pruco Life. The mortality risk and expense risk charges are assessed through the reduction in unit values.

        B.  ADMINISTRATION CHARGE

        The administration charge is applied daily against the net assets held in each subaccount. Administration charges include costs associated with issuing the contract, establishing and maintaining records, and providing reports to contract owners. This charge is assessed through the reduction in unit values.


                                      A71

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ -----------------------------------------------------------------------------
   0.55%     Premier Retirement Advisor - No Optional Benefits
   0.85%     Premier Retirement Variable Annuity - No Optional Benefits
   0.95%     Premier Bb Series - No Optional Benefits
             Premier Retirement Advisor - With HAV
   1.15%     Premier B Series - No Optional Benefits
             Premier Retirement Advisor - With HD GRO II OR GRO Plus II
   1.30%     Premier Bb Series - with HD GRO
             Premier Retirement B - No Optional Benefits
   1.35%     Discovery Choice Basic - No Optional Benefits
             Premier Retirement Advisor - With Combo 5% and HAV
   1.40%     No Optional Benefits
               Discovery Select Variable Annuity (0.15% Admin and 1.25% M&E)
               Discovery Preferred Variable Annuity (0.15% Admin and 1.25% M&E)
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor
   1.45%     Premier Bb Series 5% Roll Up and HAV or HDV
   1.50%     No Optional Benefits
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier L Series
               Premier B Series with HD GRO
   1.52%     Strategic Partners Select GMDB with Step Up and Roll Up
   1.55%     Premier X Series - No Optional Benefits
               Premier Bb Series with LT5 or HD5
               Premier Bb Series - with HD GRO
               Premier Retirement Advisor - With HAV and HD GRO II OR HAV and GRO Plus II
   1.60%     Strategic Partners FlexElite - No Optional Benefits
             GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
   1.65%     No Optional Benefit
               Discovery Choice Enhanced
               Strategic Partners Enhanced FlexElite
             GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor with GMDB with Step Up and Roll Up
               Premier B Series with HDV
               Premier B Series with Roll-up & HAV
   1.70%     GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
             GMDB with-Greater of Roll Up and Step Up
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced - Non Bonus Version
             GMDB with Step Up and Roll Up
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
               Premier Bb Series with SLT5
               Premier Retirement B - With HAV
               Premier Retirement L - No Optional Benefits

                                      A72

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ --------------------------------------------------------------------------------------------
   1.75%     Premier B Series with LT5 or HD5
             GMDB with-Greater of Roll Up or Step Up
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
             GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier B Series with HD GRO
               Premier Bb Series with GMDB Annual Step Up or 5% Roll Up with HAV
               Premier Retirement C - No Optional Benefits
   1.80%     Strategic Partners FlexElite with GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Plus Enhanced - Bonus Version with GMDB with Step Up and Roll Up
               Strategic Partners Annuity One Enhanced - Bonus Version with GMDB with Greater of Roll Up and Step Up
               Premier Bb Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
   1.85%     GMDB with-Greater of Roll Up or Step Up
               Strategic Partners Plus Enhanced III - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Premier L Series with HD GRO
               Premier Retirement X - No Optional Benefits
   1.90%     Premier B Series with SLT5
             With HDV
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Enhanced FlexElite with GMDB Annual Step Up or 5% Roll Up
               Strategic Partners FlexElite with GMDB with Greater of Roll Up and Step Up
               Premier X Series with HD GRO
               Premier B Series with GMDB Annual Step Up or 5% Roll Up with HAV
               Premier Retirement B - With HD GRO II OR GRO Plus II
   1.95%     Premier Retirement Advisor - With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and
              GRO Plus II
   2.00%     Strategic Partners Enhanced FlexElite GMDB with-Greater of Roll Up or Step Up
             With HDV
               Strategic Partners Plus Enhanced III - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
             With LT5 or HD5
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor
               Premier L Series with HDV
               Premier L Series with Roll-up & HAV
               Premier B Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
   2.05%     Premier X Series with HDV
               Premier X Series with Roll-up & HAV
               Premier Bb Series with LT5
               Premier Bb Series with LT5 and HDV
               Premier Bb Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
               Premier B Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
   2.10%     Strategic Partners Enhanced FlexElite with HDV
             With LT5 or HD5
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier L Series

                                      A73

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ -----------------------------------------------------------------------------------------------
               Premier L Series with HD GRO
               Premier Retirement B - With Combo 5% and HAV
               Premier Retirement L - With HAV
   2.15%     With SLT5
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Premier X Series with LT5 or HD5
               Premier X Series with HD GRO
               Premier Retirement C - With HAV
   2.20%     Strategic Partners FlexElite - No Optional Benefits
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
   2.25%     Strategic Partners Enhanced FlexElite with LT5 or HD5
             With SLT5
               Premier L Series
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor with LT5 or HD5 and GMDB with Step Up and Roll Up
               Premier B Series with LT5
               Premier B Series with LT5 and HDV
               Premier B Series with LT5 or HD5 and Roll-up & HAV
               Premier B Series with HD GRO and GMDB Annual Step Up or 5% Roll Up
               Premier Retirement X - With HAV
   2.30%     Premier X Series with SLT5
               Strategic Partners Plus Enhanced - Non Bonus Version with LT5 or HD5 and GMDB with Step
                Up and Roll Up
             With LT5 or HD5 and GMDB with Step Up and Roll Up
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
             With LT5 or HD5 and GMDB with Greater of Roll Up and Step Up
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
               Premier L Series with GMDB Annual Step Up or 5% Roll Up with HAV
               Premier Retirement B - With HAV and HD GRO II OR HAV and GRO Plus II
               Premier Retirement L - With HD GRO II OR GRO Plus II
   2.35%     Strategic Partners Annuity One Enhanced III - Non Bonus Version
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier L Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
               Premier X Series with GMDB Annual Step Up or 5% Roll Up with HAV
               Premier Bb Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
               Premier Retirement C - With HD GRO II OR GRO Plus II
   2.40%     Strategic Partners Annuity One Enhanced - Bonus Version with LT5 or HD5 and GMDB with
              Greater of Roll Up and Step Up
             Strategic Partners Plus Enhanced - Bonus Version with LT5 or HD5 and GMDB with Step Up and
              Roll Up
               Strategic Partners FlexElite with LT5 or HD5 and GMDB with GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Enhanced FlexElite with SLT5
               Premier X Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
   2.45%     X - With HD GRO II OR GRO Plus II

                                      A74

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ --------------------------------------------------------------------------------------------
   2.50%     Strategic Partners FlexElite with LT5 or HD5 and GMDB with-Greater of Roll Up or Step Up
             Strategic Partners Enhanced FlexElite with LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
             With LT5 or HD5 and with HDV
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Premier B Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
               Premier Retirement L - With Combo 5% and HAV
   2.55%     Premier Retirement C - With Combo 5% and HAV
   2.60%     Strategic Partners Enhanced FlexElite with LT5 or HD5 and GMDB with-Greater of Roll Up or
              Step Up
             With LT5 or HD5 and with HDV
               Strategic Partners Plus Enhanced III - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Premier L Series with LT5
               Premier L Series with LT5 and HDV
               Premier L Series with LT5 or HD5 and Roll-up & HAV
               Premier L Series with HD GRO and GMDB Annual Step Up or 5% Roll Up
   2.65%     Premier X Series with LT5
               Premier X Series with LT5 and HDV
               Premier X Series with HD GRO and GMDB Annual Step Up or 5% Roll Up
               Premier X Series with LT5 or HD5 and Roll-up & HAV
               Premier Retirement X - With Combo 5% and HAV
   2.70%     Premier Retirement B - With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and GRO Plus II
               Premier Retirement L - With HAV and HD GRO II OR HAV and GRO Plus II
   2.75%     Strategic Partners Enhanced FlexElite with SLT5 with HDV
               Premier Retirement C - With HAV and HD GRO II OR HAV and GRO Plus II
   2.85%     Premier Retirement X - With HAV and HD GRO II OR HAV and GRO Plus II
   2.90%     Premier L Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
   2.95%     Premier X Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
   3.10%     Premier Retirement L - With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and
              GRO Plus II
   3.15%     Premier Retirement C - With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and
              GRO Plus II
   3.25%     Premier Retirement X - With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and
              GRO Plus II

        C.  WITHDRAWAL CHARGES

        A deferred sales charge may be made upon full or partial contract owner redemptions. The charge compensates Pruco Life for paying the expenses of selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature, and other promotional activities. No withdrawal charge is imposed whenever earnings are withdrawn. The range for withdrawal charges is 0%-9%. The charge is assessed through the redemption of units.

        D.  OTHER RELATED CHARGES

        For Highest Daily Lifetime Seven, Highest Daily Lifetime Seven with Beneficiary Income Option, Highest Daily Lifetime Seven with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, the Optional Benefit Fee is a percentage of the Protected Withdrawal Value and is deducted pro rata from the Subaccounts on a quarterly basis.

        For Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income
        2.0 with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income 2.0 with Highest Daily Death Benefit, Spousal, Spousal Highest Daily Lifetime Income 2.0 with Highest Daily Death Benefit, Highest Daily Lifetime Income, Highest Daily Lifetime Income with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Income, Highest Daily Lifetime Six Plus, Highest Daily Lifetime Six Plus with Lifetime Income

                                      A75

        Accelerator, Spousal Highest Daily Lifetime Six Plus, and Spousal Highest Daily Lifetime Six Plus with Beneficiary Income Option, Highest Daily Lifetime Seven Plus, Highest Daily Lifetime Seven Plus with Beneficiary Income Option, Highest Daily Lifetime Seven Plus with Lifetime Income Accelerator, and Spousal Highest Daily Lifetime Seven Plus, the Optional Benefit Fee is assessed against the greater of the unadjusted account value or the Protected Withdrawal Value and is deducted pro rata from the Subaccounts on a quarterly basis.

        An annual Maintenance Fee is charged if purchase payments or account is less than a stated amount (varies by product and may vary by State).

NOTE 8: OTHER

        Contract owner net payments--represent contract owner contributions under the Variable Annuity Policies reduced by applicable deductions, charges, and state premium taxes.

        Annuity payments--represent periodic payments distributed under the terms of the policy.

        Surrenders, withdrawals, and death benefits--are payments to contract owners and beneficiaries made under the terms of the Variable Annuity Policies, and amounts that contract owners have requested to be withdrawn or paid to them.

        Net transfers between other subaccounts or fixed rate options--are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the Guaranteed Interest Account and Market Value Adjustment.

        Withdrawals and other charges--are various contract level charges as described in contract charges and features section located above.

                                      A76

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Pruco Life Flexible Premium Variable Annuity Account and the Board of Directors of Pruco Life Insurance Company

       In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of the Pruco Life Flexible Premium Variable Annuity Account at December 31, 2012, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2012 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 12, 2013

                                      A77

                         PRUCO LIFE INSURANCE COMPANY
                     Consolidated Financial Statements and
            Report of Independent Registered Public Accounting Firm

                          December 31, 2012 and 2011

                         PRUCO LIFE INSURANCE COMPANY

                  INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                            Page#
                                                                            -------
Financial Statements
Management's Annual Report on Internal Control Over Financial Reporting         B-2

Consolidated Financial Statements:

Consolidated Statements of Financial Position - December 31, 2012 and 2011      B-3

Consolidated Statements of Operations and Comprehensive Income (Loss)
Years ended December 31, 2012, 2011 and 2010                                    B-4

Consolidated Statements of Equity
Years ended December 31, 2012, 2011 and 2010                                    B-5

Consolidated Statements of Cash Flows
Years ended December 31, 2012, 2011 and 2010                                    B-6

Notes to Consolidated Financial Statements                                      B-8

Report of Independent Registered Public Accounting Firm                        B-61

    Management's Annual Report on Internal Control Over Financial Reporting

Management of Pruco Life Insurance Company ("the Company") is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2012, of the Company's internal control over financial reporting, based on the framework established in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission
(COSO). Based on our assessment under that framework, management concluded that the Company's internal control over financial reporting was effective as of December 31, 2012.

Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company's assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

This Annual Report does not include an attestation report of the Company's registered public accounting firm, PricewaterhouseCoopers LLP, regarding internal control over financial reporting. Internal controls over Financial Reporting were not subject to attestation by the Company's registered public accounting firm pursuant to final rules of the Securities and Exchange Commission that permit the Company to provide only management's report in this Annual Report.

March 15, 2013

                         PRUCO LIFE INSURANCE COMPANY

                 Consolidated Statements of Financial Position
   As of December 31, 2012 and December 31, 2011 (in thousands, except share amounts)
--------------------------------------------------------------------------------

                                                                             December 31,    December 31,
                                                                                 2012            2011
                                                                            --------------- --------------
ASSETS
Fixed maturities, available for sale, at fair value (amortized cost: 2012
 - $5,662,255; 2011 - $5,151,406)                                           $     6,135,765 $    5,544,124
Equity securities, available for sale, at fair value (cost: 2012 - $3,119;
 2011 - $9,627)                                                                       4,327          8,269
Trading account assets, at fair value                                                11,376         25,843
Policy loans                                                                      1,079,714      1,050,878
Short-term investments                                                              112,337        283,281
Commercial mortgage and other loans                                               1,463,977      1,406,492
Other long-term investments                                                         284,489        268,486
                                                                            --------------- --------------
   Total investments                                                              9,091,985      8,587,373
Cash and cash equivalents                                                           412,109        287,423
Deferred policy acquisition costs                                                 3,679,061      2,545,600
Accrued investment income                                                            90,653         86,020
Reinsurance recoverables                                                          7,032,175      5,729,116
Receivables from parents and affiliates                                             183,044        195,543
Deferred sales inducements                                                          787,891        542,742
Income taxes                                                                          9,910         76,066
Other assets                                                                         47,453         44,555
Separate account assets                                                          80,887,276     58,156,771
                                                                            --------------- --------------
   TOTAL ASSETS                                                             $   102,221,557 $   76,251,209
                                                                            =============== ==============
LIABILITIES AND EQUITY
LIABILITIES
Policyholders' account balances                                             $     8,557,077 $    7,811,674
Future policy benefits and other policyholder liabilities                         6,696,813      5,294,308
Cash collateral for loaned securities                                                48,068        153,651
Securities sold under agreements to repurchase                                            -         40,491
Short-term debt to affiliates                                                       272,000        129,000
Long-term debt to affiliates                                                      1,511,000      1,172,000
Payables to parent and affiliates                                                     6,694          3,377
Other liabilities                                                                   726,737        694,497
Separate account liabilities                                                     80,887,276     58,156,771
                                                                            --------------- --------------
   TOTAL LIABILITIES                                                             98,705,665     73,455,769
                                                                            --------------- --------------

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 12)

EQUITY
Common stock, ($10 par value; 1,000,000 shares, authorized; 250,000
 shares, issued and outstanding)                                                      2,500          2,500
Additional paid-in capital                                                          818,303        836,021
Retained earnings                                                                 2,427,628      1,743,291
Accumulated other comprehensive income                                              267,461        213,628
                                                                            --------------- --------------
   TOTAL EQUITY                                                                   3,515,892      2,795,440
                                                                            --------------- --------------
TOTAL LIABILITIES AND EQUITY                                                $   102,221,557 $   76,251,209
                                                                            =============== ==============

                See Notes to Consolidated Financial Statements

                         PRUCO LIFE INSURANCE COMPANY

     Consolidated Statements of Operations and Comprehensive Income (Loss)
         Years Ended December 31, 2012 , 2011 and 2010 (in thousands)
--------------------------------------------------------------------------------

                                                                              ----------------------------- --------------
                                                                                   2012           2011           2010
                                                                              -------------- -------------- --------------
REVENUES
Premiums                                                                      $       68,136 $       72,787 $       66,392
Policy charges and fee income                                                      1,534,763      1,109,495        591,047
Net investment income                                                                417,510        439,950        438,244
Asset administration fees                                                            286,302        203,508         81,358
Other income                                                                          74,013         43,861         51,319
Realized investment gains (losses), net:
  Other-than-temporary impairments on fixed maturity securities                     (34,926)       (71,348)      (120,637)
  Other-than-temporary impairments on fixed maturity securities
   transferred to Other comprehensive income                                          28,692         62,379        108,826
  Other realized investment gains (losses), net                                    (150,213)        271,052        122,445
                                                                              -------------- -------------- --------------
       Total realized investment gains (losses), net                               (156,447)        262,083        110,634
                                                                              -------------- -------------- --------------
 TOTAL REVENUES                                                                    2,224,277      2,131,684      1,338,994
                                                                              -------------- -------------- --------------

BENEFITS AND EXPENSES
Policyholders' benefits                                                              353,494        312,211          (891)
Interest credited to policyholders' account balances                                 165,992        502,585        250,517
Amortization of deferred policy acquisition costs                                   (38,969)        973,203         66,428
General, administrative and other expenses                                           878,383        697,884        505,956
                                                                              -------------- -------------- --------------
 TOTAL BENEFITS AND EXPENSES                                                       1,358,900      2,485,883        822,010
                                                                              -------------- -------------- --------------

INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES                                    865,377      (354,199)        516,984
                                                                              -------------- -------------- --------------

 Income taxes:
  Current                                                                            216,654         42,474        157,318
  Deferred                                                                          (35,614)      (263,930)       (29,219)
                                                                              -------------- -------------- --------------
 Total Income tax expense (benefit)                                                  181,040      (221,456)        128,099
                                                                              -------------- -------------- --------------
NET INCOME (LOSS)                                                             $      684,337 $    (132,743) $      388,885
                                                                              -------------- -------------- --------------

Other comprehensive income (loss), before tax:
  Foreign currency translation adjustments                                               192          (178)          (195)
    Unrealized investment gains (losses) for the period                              105,543        122,946         97,392
    Reclassification adjustment for (gains) losses included in net income           (22,644)       (75,822)         46,532
                                                                              -------------- -------------- --------------
  Net unrealized investment gains (losses)                                            82,899         47,124        143,924
                                                                              -------------- -------------- --------------
Other comprehensive income (loss), before tax:                                        83,091         46,946        143,729
  Less: Income tax expense (benefit) related to:
    Foreign currency translation adjustments                                              67           (62)           (68)
    Net unrealized investment gains (losses)                                          29,191         16,479         50,205
                                                                              -------------- -------------- --------------
     Total                                                                            29,258         16,417         50,137
Other comprehensive income (loss), net of tax:                                        53,833         30,529         93,592
                                                                              -------------- -------------- --------------
COMPREHENSIVE INCOME (LOSS)                                                   $      738,170 $    (102,214) $      482,477
                                                                              ============== ============== ==============

                See Notes to Consolidated Financial Statements

                         PRUCO LIFE INSURANCE COMPANY

                       Consolidated Statements of Equity
          Years Ended December 31, 2012, 2011 and 2010 (in thousands)
--------------------------------------------------------------------------------

                                                                                             Accumulated
                                                                                                Other
                                                                Additional                   Comprehensive
                                                     Common      Paid-in      Retained          Income
                                                     Stock       Capital       Earnings         (Loss)        Total Equity
                                                    --------   -----------   ------------   --------------   -------------

Balance, December 31, 2009                          $  2,500   $  828,858    $  2,000,457   $      75,767    $  2,907,582
Impact of adoption of
 accounting changes                                        -            -       (387,157)          13,740       (373,417)
Contributed capital                                        -           10               -               -              10
Affiliated asset transfers                                 -     (36,642)               -               -        (36,642)
Dividend to parent                                         -            -       (100,000)               -       (100,000)
Comprehensive income (loss):
  Net income (loss)                                        -            -         388,885               -         388,885
  Other comprehensive income (loss), net of tax            -            -               -          93,592          93,592
                                                                                                             ------------
Total comprehensive income (loss)                                                                                 482,477
                                                    --------   ----------    ------------   -------------    ------------

Balance, December 31, 2010                          $  2,500   $  792,226    $  1,902,185   $     183,099    $  2,880,010
Contributed/distributed
 capital-parent/child asset transfers                      -        3,543               -               -           3,543
Affiliated asset transfers                                 -       40,252        (26,151)               -          14,101
Comprehensive income (loss):
  Net income (loss)                                        -            -       (132,743)               -       (132,743)
  Other comprehensive income (loss), net of tax            -            -               -          30,529          30,529
                                                                                                             ------------
Total comprehensive income (loss)                                                                               (102,214)
                                                    --------   ----------    ------------   -------------    ------------

Balance, December 31, 2011                          $  2,500   $  836,021    $  1,743,291   $     213,628    $  2,795,440
Contributed/distributed
 capital-parent/child asset transfers                      -     (17,718)               -               -        (17,718)
Comprehensive income (loss):

  Net income (loss)                                        -            -         684,337               -         684,337
  Other comprehensive income (loss), net of tax            -            -               -          53,833          53,833
                                                                                                             ------------
Total comprehensive income (loss)                                                                                 738,170
                                                    --------   ----------    ------------   -------------    ------------

Balance, December 31, 2012                          $  2,500   $  818,303    $  2,427,628   $     267,461    $  3,515,892
                                                    ========   ==========    ============   =============    ============

                See Notes to Consolidated Financial Statements

                         PRUCO LIFE INSURANCE COMPANY

                     Consolidated Statements of Cash Flows
          Years Ended December 31, 2012, 2011 and 2010 (in thousands)
--------------------------------------------------------------------------------

                                                                                 2012           2011           2010
                                                                            -------------- -------------- --------------
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net income                                                                   $     684,337  $   (132,743)        388,885
Adjustments to reconcile net income to net cash provided by operating activities:
 Policy charges and fee income                                                   (163,640)      (127,683)      (204,264)
 Interest credited to policyholders' account balances                              165,992        502,585        250,517
 Realized investment (gains) losses, net                                           156,447      (262,083)      (110,634)
 Amortization and other non-cash items                                            (56,322)       (68,098)       (20,870)
 Change in:
   Future policy benefits and other insurance liabilities                        1,337,078        870,582        728,898

   Reinsurance recoverables                                                    (1,117,361)      (798,474)      (819,599)
   Accrued investment income                                                       (6,372)          6,785        (2,686)
   Receivables from parent and affiliates                                            5,571         46,595       (37,402)
   Payables to parent and affiliates                                                   855       (48,064)          7,754

   Deferred policy acquisition costs                                           (1,210,728)      (123,100)      (839,806)
   Income taxes payable                                                             81,763      (412,217)       (56,052)
   Deferred sales inducements                                                    (199,005)      (289,642)      (246,006)
   Other, net                                                                        7,961        156,698       (34,532)
                                                                            -------------- -------------- --------------
Cash flows from (used in) operating activities                               $   (313,424)  $   (678,859)  $   (995,797)
                                                                            -------------- -------------- --------------

CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
 Fixed maturities, available for sale                                        $   1,019,890  $   1,069,922      1,843,933
 Short-term investments                                                          1,424,173      1,167,039      1,069,535
 Policy loans                                                                      131,511        122,721        115,225
 Ceded policy loans                                                                (7,951)        (1,861)              -
 Commercial mortgage and other loans                                               149,621         82,098         64,520
 Other long-term investments                                                        11,557         10,612         24,443
 Equity securities, available for sale                                               9,862         10,355         15,978
 Trading account assets, at fair value                                              14,325          5,174          4,527
Payments for the purchase/origination of:                                                                              -

 Fixed maturities, available for sale                                          (1,646,619)    (1,135,456)    (1,846,086)

 Short-term investments                                                        (1,253,361)    (1,203,342)    (1,143,338)
 Policy loans                                                                    (129,521)      (102,230)      (119,752)
 Ceded policy loans                                                                 16,320          5,538              -
 Commercial mortgage and other loans                                             (239,086)      (204,951)      (305,789)
 Other long-term investments                                                      (75,664)       (70,641)       (62,979)
 Equity securities, available for sale                                             (5,024)        (8,528)        (6,777)
 Notes receivable from parent and affiliates, net                                    5,714          6,842         55,863
 Other                                                                             (1,885)          2,757          4,852
                                                                            -------------- -------------- --------------
Cash flows from (used in) investing activities                               $   (576,138)  $   (243,951)  $   (285,845)
                                                                            -------------- -------------- --------------

CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
 Policyholders' account deposits                                             $   4,154,752  $   3,044,607      3,092,710
 Ceded policyholders' account deposits                                           (312,528)      (117,916)              -

 Policyholders' account withdrawals                                            (3,178,207)    (2,555,035)    (2,328,806)
 Ceded policyholders' account withdrawals                                           31,419          8,824              -
 Net change in securities sold under agreement to repurchase and cash
 collateral for loaned securities                                                (146,074)        114,612      (128,177)
 Dividend to parent                                                                      -              -      (100,000)
 Contributed/Distributed capital - parent/child asset transfers                   (20,900)          3,543             10
 Net change in financing arrangements (maturities 90 days or less)                  29,000        129,000              -
 Drafts outstanding                                                                  3,786       (59,401)         72,793
 Net change in long-term borrowing                                                 453,000        277,000        895,000

                                                      -------------- -------------- --------------
Cash flows from (used in) financing activities         $   1,014,248  $     845,234  $   1,503,530
                                                      -------------- -------------- --------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS         124,686       (77,576)        221,888
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                 287,423        364,999        143,111
                                                      -------------- -------------- --------------
CASH AND CASH EQUIVALENTS, END OF PERIOD               $     412,109  $     287,423  $     364,999
                                                      ============== ============== ==============
SUPPLEMENTAL CASH FLOW INFORMATION
  Income taxes (refunded) paid                         $     134,603  $     166,606  $     185,220
  Interest paid                                        $      43,717  $      33,104  $       3,212

Significant Non Cash Transactions

Cash Flows from Investing Activities in the December 31, 2012 Consolidated Statement of Cash Flows excludes $202 million of decreases in fixed maturities, available for sale and commercial mortgages related to the coinsurance transaction between the Company and Prudential Arizona Reinsurance Universal Company, or "PAR U," an affiliate (See Note 13). The assets transferred included $156 million of consideration for the initial premium due under the coinsurance agreement with this affiliate and $46 million to Prudential Financial Inc., the Company's ultimate parent company, to settle tax expenses arising from this coinsurance transaction.

Cash Flows from Investing Activities in the 2011 Consolidated Statement of Cash Flows excludes $313 million of increases in fixed maturities, available for sale related to a non-cash transfer of assets to the Company. These assets were received as consideration of premium due to the Company for the recapture of policies issued prior to January 1, 2011 previously reinsured by Universal Prudential Arizona Reinsurance Company, or "UPARC," an affiliate (See Note 13).

Cash Flows from Investing Activities in the 2011 Consolidated Statement of Cash Flows also excludes $1,054 million of decreases in fixed maturities available for sale related to the coinsurance transaction with PAR U, an affiliate (See
Note 13). The assets transferred included $1,009 million of consideration for the initial premium due under the coinsurance agreement with this affiliate and $45 million to Prudential Insurance, the Company's parent company, to settle tax expenses arising from this coinsurance transaction.

                See Notes to Consolidated Financial Statements

                         Pruco Life Insurance Company

                  Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

1.  BUSINESS AND BASIS OF PRESENTATION

Pruco Life Insurance Company, or the "Company," is a wholly owned subsidiary of The Prudential Insurance Company of America, or "Prudential Insurance," which in turn is an indirect wholly owned subsidiary of Prudential Financial, Inc., or "Prudential Financial." Pruco Life Insurance Company was organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all States except New York.

The Company has three subsidiaries, including one wholly owned life insurance subsidiary, Pruco Life Insurance Company of New Jersey, or "PLNJ," and two subsidiaries formed in 2009 for the purpose of holding certain commercial loan investments. Pruco Life Insurance Company and its subsidiaries are together referred to as the Company and all financial information is shown on a consolidated basis. Two additional subsidiaries formerly owned by the Company for the purpose of acquiring fixed income investments were liquidated in 2009.

PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York.

Beginning in March 2010, Prudential Annuities Life Assurance Corporation ("PALAC"), an affiliate of the Company, ceased offering its existing variable and fixed annuity products (and where offered, the companion market value adjustment option) to new investors upon the launch of a new product line by the Company. In general, the new product line offers the same optional living benefits and optional death benefits as offered by PALAC's existing variable annuities. These initiatives were implemented to create operational and administrative efficiencies by offering a single product line of annuity products from a more limited group of legal entities.

Acquisition of The Hartford's Individual Life Insurance Business

On January 2, 2013, Prudential Financial announced that Prudential Insurance acquired The Hartford's individual life insurance business through a reinsurance transaction. The total cash consideration was $615 million consisting primarily of a ceding commission to provide reinsurance for approximately 700,000 Hartford life insurance policies with net retained face amount in force of approximately $135 billion. This acquisition increases our scale in the U.S. individual life insurance market, particularly universal life products, and provides complimentary distribution opportunities through expanded wirehouse and bank distribution channels.

In connection with this transaction, Prudential Insurance retroceded to the Company, the portion of the assumed business that is classified as guaranteed universal life insurance ("GUL") with account values of approximately $4.2 billion as of September 30, 2012. The Company has reinsured more than 79,000 GUL policies with a net retained face amount in force of approximately $35 billion. The Company then retroceded all of the GUL policies to an affiliated captive reinsurance company. Collectively, these transactions do not have a material impact on the stockholder's equity, as determined in accordance with U.S. Generally Accepted Accounting Principles, or the statutory capital and surplus of the Company.

Basis of Presentation

The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America, or "U.S. GAAP." The Company has extensive transactions and relationships with Prudential Insurance and other affiliates, as more fully described in Note 13. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; amortization of deferred sales inducements; future policy benefits including guarantees; valuation of investments including derivatives and the recognition of other-than-temporary impairments; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Reclassifications

Certain amounts in prior periods have been reclassified to conform to the current period presentation.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


2.  SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS

Investments and Investment Related Liabilities

The Company's principal investments are fixed maturities; equity securities; commercial mortgage and other loans; policy loans; other long-term investments, including joint ventures (other than operating joint ventures), limited partnerships, and real estate; and short-term investments. Investments and investment-related liabilities also include securities repurchase and resale agreements and securities lending transactions. The accounting policies related to each are as follows:

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as "available-for-sale" are carried at fair value. See Note 10 for additional information regarding the determination of fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Interest income, as well as the related amortization of premium and accretion of discount is included in "Net investment income" under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates vary based on assumptions regarding the underlying collateral including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of other-than-temporary impairments recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For asset-backed and mortgage-backed securities rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as "available-for-sale," net of tax, and the effect on deferred policy acquisition costs, deferred sales inducements and future policy benefits that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income
(loss)" or ("AOCI.")

Trading account assets, at fair value, represents equity securities held in support of a deferred compensation plan and other fixed maturity securities carried at fair value. Realized and unrealized gains and losses for these assets are reported in "Asset administration fees and other income." Interest and dividend income from these investments is reported in "Net investment income."

Equity securities, available-for-sale are comprised of common stock, and non-redeemable preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on deferred policy acquisition costs, deferred sales inducements, and future policy benefits that would result from the realization of unrealized gains and losses, are included in AOCI. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in "Net investment income" when declared.

Commercial mortgage and other loans consist of commercial mortgage loans and agricultural loans. Commercial mortgage and other loans originated and held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.

Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, related to commercial mortgage and other loans, are included in "Net investment income."

Impaired loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. The Company defines "past due" as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company's assessment as to the collectability of the principal. See Note 3 for additional information about the Company's past due loans.

The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of three categories. Loans are placed on "early warning" status in cases where, based on the Company's analysis of the loan's collateral, the financial situation of the borrower or tenants or other market factors, it is believed a loss of principal or interest could occur. Loans are classified as "closely monitored" when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans "not in good standing" are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller loan-to-value ratio indicates a greater excess of collateral value over the loan amount. The debt service coverage ratio compares a property's net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan's current debt payments. A larger debt service coverage ratio indicates a greater excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company's periodic review of the commercial mortgage loan and agricultural loan portfolio, which includes an internal appraisal of the underlying collateral value. The Company's periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, estimated market value growth rate and volatility for the property type and region. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company's commercial mortgage and agricultural loan portfolios.

The allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans, the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan's effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolio segments considers the current credit composition of the portfolio based on an internal quality rating, (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed each quarter and updated as appropriate.

The allowance for losses on commercial mortgage loans and other loans can increase or decrease from period to period based on the factors noted above. "Realized investment gains (losses), net" includes changes in the allowance for losses. "Realized investment gains (losses), net" also includes gains and losses on sales, certain restructurings, and foreclosures.

When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

Policy loans are carried at unpaid principal balances. Interest income on policy loans is recognized in "Net investment income" at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of associated insurance policies.

Securities repurchase and resale agreements and securities loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities repurchase agreements or securities loaned transactions, the Company transfers U.S. and foreign debt and equity securities, or as well as U.S. government and government agency securities and receives cash as collateral. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company's policy is to take possession or control of the securities either directly or through a third party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same, as those sold. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as "Net investment income;" however, for transactions used for funding purposes, the associated borrowing cost is reported as interest expense (included in "General and administrative expenses").

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are reported as "Net investment income;" however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in "General and administrative expenses").

Other long-term investments consist of the Company's investments in joint ventures and limited partnerships, other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are either accounted for using the equity method of accounting or under the cost method when the Company's partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies. The Company's income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company's investment in operating joint ventures, is included in "Net investment income." The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for other-than-temporary impairment), the Company uses financial information provided by the investee, generally on a one to three month lag.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Short-term investments primarily consist of investments in certain money market funds as well as highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased. These investments are generally carried at fair value.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net other-than-temporary impairments recognized in earnings. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, allowance for losses on commercial mortgage and other loans, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment.

The Company's available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

An other-than-temporary impairment is recognized in earnings for a debt security in an unrealized loss position when the Company either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment an other-than-temporary impairment is recognized.

When an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the other-than-temporary impairment recognized in earnings is equal to the entire difference between the security's amortized cost basis and its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in "Other comprehensive income (loss)" ("OCI"). Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in earnings is tracked as a separate component of AOCI.

For debt securities, the split between the amount of an other-than-temporary impairment recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates include assumptions regarding the underlying collateral including default rates and recoveries which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security's position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in "Trading account assets, at fair value." The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.

Deferred Policy Acquisition Costs

Costs that vary with and that are directly related to the acquisition of new and renewal insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such deferred policy acquisition costs ("DAC") primarily include commissions, costs of policy

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------

issuance and underwriting, and certain other expenses that are directly related to successfully negotiated contracts. See below under "Adoption of New Accounting Pronouncements" for a discussion of the new authoritative guidance adopted effective January 1, 2012, regarding which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. In each reporting period, capitalized DAC is amortized to "Amortization of deferred policy acquisition costs," net of the accrual of imputed interest on DAC balances. DAC is subject to recoverability testing at the end of each reporting period to ensure that the balance does not exceed the present value of estimated gross profits, estimated gross margins, or premiums less benefits and maintenance expenses, as applicable. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

Policy acquisition costs related to interest sensitive and variable life products and fixed and variable deferred annuity products are deferred and amortized over the expected life of the contracts (periods ranging from 30 - 99 years) in proportion to gross profits arising principally from investment results, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach for equities to derive the blended future rate of return assumptions. However, if the projected future rate of return calculated using this approach is greater than the maximum future rate of return assumption, the maximum future rate of return is utilized in deriving the blended future rate of return assumption. In addition to the gross profit components previously mentioned, the impact of the embedded derivatives associated with certain optional living benefit features of the Company's variable annuity contracts and related hedging activities are also included in actual gross profits used as the basis for calculating current period amortization and, in certain instances, in management's estimate of total gross profits used for setting the amortization rate, regardless of which affiliated legal entity this activity occurs. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial (an SEC registrant) and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note 13. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "Amortization of deferred policy acquisition costs" in the period such estimated gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized in proportion to gross premiums.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a non-integrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

Deferred sales inducements

The Company offers various types of sales inducements to contractholders related to fixed and variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. Sales inducements balances are subject to recoverability testing at the end of each reporting period to ensure that the balance does not exceed the present value of anticipated gross profits. The Company records amortization of deferred sales inducements in "Interest credited to policyholders' account balances." See Note 7 for additional information regarding sales inducements.

Reinsurance recoverables

Reinsurance recoverables include corresponding payables and receivables associated with reinsurance arrangements with affiliates. For additional information about these arrangements see Note 13.

Separate Account Assets and Liabilities

Separate account assets are reported at fair value and represent segregated funds, which are invested for certain policyholders and other customers. The assets consist primarily of equity securities, fixed maturities, real estate related investments, real estate mortgage loans and short term investments and derivative instruments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities primarily represent the contractholder's account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See Note 7 to the Consolidated Financial Statements for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges assessed against the accounts are included in "Policy charges and fee income." Asset administration fees charged to the accounts are included in "Asset administration fees."

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Other Assets and Other Liabilities

Other assets consist primarily of premiums due, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, technical overdrafts, derivatives, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Future Policy Benefits

The Company's liability for future policy benefits is primarily comprised of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in
Note 7. These reserves represent reserves for the guaranteed minimum death and optional living benefit features on our variable annuity products. The optional living benefits are primarily accounted for as embedded derivatives, with fair values calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. For additional information regarding the valuation of these optional living benefit features, see Note 10.

The Company's liability for future policy benefits also includes reserves based on the present value of estimated future payments to or on behalf of policyholders related to contracts that have annuitized, where the timing and amount of payment depends on policyholder mortality, less the present value of future net premiums. Expected mortality is generally based on the Company's historical experience or standard industry tables. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are "locked-in" upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves.

Policyholders' Account Balances

The Company's liability for policyholders' account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholders' withdrawals and other charges assessed against the account balance. These policyholders' account balances also include a provision for benefits under non-life contingent payout annuities and certain unearned revenues.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than variable and interest-sensitive life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is deferred and recognized into revenue in a constant relationship to insurance inforce. Benefits are recorded as an expense when they are incurred. Benefits and expenses for these products also include amortization of DAC. A liability for future policy benefits is recorded when premiums are recognized using the net premium method.

Revenues for variable deferred annuity contracts consist of charges against contractholder account values or separate accounts for mortality and expense risks, administration fees, surrender charges and an annual maintenance fee per contract. Revenues for mortality and expense risk charges and administration fees are recognized as assessed against the contractholder. Surrender charge revenue is recognized when the surrender charge is assessed against the contractholder at the time of surrender. Benefit reserves for the variable investment options on annuity contracts represent the account value of the contracts and are included in "Separate account liabilities."

Revenues for variable immediate annuity and supplementary contracts with life contingencies consist of certain charges against contractholder account values including mortality and expense risks and administration fees. These charges and fees are recognized as revenue when assessed against the contractholder. Benefit reserves for variable immediate annuity contracts represent the account value of the contracts and are included in "Separate account liabilities."

Revenues for fixed immediate annuity and fixed supplementary contracts with and without life contingencies consist of net investment income. In addition, revenues for fixed immediate annuity contracts with life contingencies also consist of single premium payments recognized as annuity considerations when received. Benefit reserves for these contracts are based on applicable actuarial standards with assumed interest rates that vary by contract year. Reserves for contracts without life contingencies are included in "Policyholders' account balances" while reserves for contracts with life contingencies are included in "future policy benefits and other policyholder liabilities." Assumed interest rates ranged from 1.00% to 8.25% at December 31, 2012, and from 1.00% to 8.25% at December 31, 2011.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Revenues for variable life insurance contracts consist of charges against contractholder account values or separate accounts for mortality and expense risk fees, administration fees, cost of insurance fees, taxes and surrender charges. Certain contracts also include charges against premium to pay state premium taxes. All of these charges are recognized as revenue when assessed against the contractholder. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products also include amortization of DAC. Benefit reserves for variable life insurance contracts represent the account value of the contracts and are included in "Separate account liabilities."

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 7. The Company also provides contracts with certain living benefits which are considered embedded derivatives. These contracts are discussed in further detail in Note 7.

Amounts received as payment for interest-sensitive contracts, are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected in "Policy charges and fee income" consisting primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of policyholders' deposits in the Company's general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders' account balances and amortization of DAC.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized using assumptions consistent with those used to account for the underlying policies.

Asset Administration Fees

The Company receives asset administration fee income from policyholders' account balances invested in The Prudential Series Funds or, "PSF," which are a portfolio of mutual fund investments related to the Company's separate account products. Also, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust Funds (see Note 13 to the Consolidated Financial Statements). In addition, the Company receives fees from policyholders' account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used in a non-broker-dealer capacity to manage the interest rate and currency characteristics of assets or liabilities and to mitigate volatility of expected non-U.S. earnings. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 11, all realized and unrealized changes in fair value of non-broker-dealer related derivatives are recorded in current earnings, with the exception of the effective portion of cash flow hedges. Cash flows from derivatives are reported in the operating, investing, or financing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.

Derivatives are recorded either as assets, within "Other trading account assets, at fair value" or "Other long-term investments," or as liabilities, within "Other liabilities," except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge); or (2) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in "Realized investment gains (losses), net."

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in "Realized investment gains (losses), net." The component of AOCI related to discontinued cash flow hedges is reclassified to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in "Realized investment gains (losses), net." Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in "Realized investment gains (losses), net." Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in "Realized investment gains (losses), net."

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in "Realized investment gains (losses), net" without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are "embedded" in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in "Realized investment gains (losses), net." For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within "Trading account assets, at fair value."

The Company sells variable annuity contracts that include optional living benefit features that may be treated from an accounting perspective as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these embedded derivatives to an affiliate, Pruco Reinsurance Ltd. ("Pruco Re"). The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value and included in "Future policy benefits and other policyholder liabilities" and "Reinsurance recoverables," respectively. Changes in the fair value are determined using valuation models as described in Note 10, and are recorded in "Realized investment gains (losses), net."

The Company, excluding its subsidiaries, also sells certain universal life products that contain a no lapse guarantee provision that is reinsured with an affiliate, UPARC. The reinsurance of this no lapse guarantee results in an embedded derivative that incurs market risk primarily in the form of interest rate risk. Interest rate sensitivity can result in changes in the value of the underlying contractual guarantees that are carried at fair value and included in "Reinsurance recoverables," and changes in "Realized investment gains (losses), net." In the third quarter of 2011, the Company amended its reinsurance agreement resulting in a recapture of a portion of this business (See Note 13) effective July 1, 2011. Pursuant to the recapture amendment, the settlement of the recapture premium occurred subsequent to the effective date of the recapture. As a result, the recapture premium was treated as if settled on the effective date and adjusted for the time elapsed between this date and the settlement date. This adjustment was equal to the earned interest and changes in market values from the effective date through the settlement date related to fixed maturity securities from an asset portfolio within UPARC. This settlement feature was accounted for as a derivative.

Concurrent with the recapture discussed above, the Company entered into a new coinsurance agreement with an affiliate, PAR U effective July 1, 2011. The settlement of the initial coinsurance premium also occurred subsequent to the effective date of the coinsurance agreement and contains a settlement provision similar to the recapture premium, discussed above. The adjustment to the initial coinsurance premium was equal to the earned interest and changes in market values from the effective date through settlement date related to fixed maturity securities from both an asset portfolio within the Company, as well as an asset portfolio within UPARC. The settlement feature of this agreement was accounted for as a derivative (See Note 13 for additional information about this agreement).

In the third quarter of 2012, the Company's wholly owned subsidiary, PLNJ, entered a new coinsurance agreement with an affiliate, PAR U effective July 1, 2012. The settlement of the initial coinsurance premium occurred subsequent to the effective date of the coinsurance agreement. As a result, the settlement was treated as if settled on the effective date and adjusted for the time elapsed between the effective date and the settlement date. This adjustment to the initial coinsurance premium was equal to the earned interest and changes in market values from the effective date through settlement date related to fixed maturity securities from an asset portfolio within PLNJ. The settlement feature of this agreement was accounted for as a derivative (See Note 13 for additional information about this agreement).

Short-Term and Long-Term Debt

Liabilities for short-term and long-term debt are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items the Company intends to refinance on a long-term basis in the near term. See Note 13 for additional information regarding short-term and long-term debt.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Income Taxes

The Company is a member of the federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

The Company's liability for income taxes includes the liability for unrecognized tax benefits and interest and penalties which relate to tax years still subject to review by the Internal Revenue Service ("IRS") or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards ("tax attributes"), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 9 for additional information regarding income taxes.

Adoption of New Accounting Pronouncements

Effective January 1, 2012, the Company adopted, retrospectively, new authoritative guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the amended guidance, acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. An entity may defer incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. Prior period financial information presented in these financial statements has been adjusted to reflect the retrospective adoption of the amended guidance. The lower level of costs now qualifying for deferral will be only partially offset by a lower level of amortization of "Deferred policy acquisition costs", and, as such, will initially result in lower earnings in future periods primarily reflecting lower deferrals of wholesaler costs. The Company adopted this guidance effective January 1, 2012 and applied the retrospective method of adoption. While the adoption of this amended guidance changes the timing of when certain costs are reflected in the Company's results of operations, it has no effect on the total acquisition costs to be recognized over time and has no impact on the Company's cash flows.

In June 2011, the FASB issued updated guidance regarding the presentation of comprehensive income. The updated guidance eliminates the option to present components of other comprehensive income as part of the statement of changes in stockholders' equity. Under the updated guidance, an entity has the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The updated guidance does not change the items that are reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. The Company opted to present the total of comprehensive income, the components of net income, and the components of other comprehensive income in two separate but consecutive statements. The Consolidated Financial Statements included herein reflect the adoption of this updated guidance.

In May 2011, the FASB issued updated guidance regarding the fair value measurements and disclosure requirements. The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. This new guidance is effective for the first interim or annual reporting period beginning after December 15, 2011 and should be applied prospectively. The expanded disclosures required by this guidance are included in Note 10. Adoption of this guidance did not have a material effect on the Company's consolidated financial position or results of operations.

In April 2011, the Financial Accounting Standards Board ("FASB") issued updated guidance clarifying which restructurings constitute troubled debt restructurings. It is intended to assist creditors in their evaluation of whether conditions exist that constitute a troubled debt restructuring. This new guidance is effective for the first interim or annual reporting period beginning on or after June 15, 2011 and should be applied retrospectively to the beginning of the annual reporting period of adoption. The Company's adoption of this guidance in the third quarter of 2011 did not have a material effect on the Company's consolidated financial position, results of operations, or financial statement disclosures.

In April 2011, the FASB issued updated guidance regarding the assessment of effective control for repurchase agreements. This new guidance is effective for the first interim or annual reporting period beginning on or after December 15, 2011 and should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. The Company's adoption of this guidance effective January 1, 2012 is not expected to have a material effect on the Company's consolidated financial position, results of operations, and financial statement disclosures.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


The following tables present amounts as previously reported in 2011 and the effect of the change due to the retrospective adoption of the amended guidance related to the deferral of acquisition costs as described above within the "Effect of Change" column. Also included within the Statement of Cash Flows table within the "Impact of Restatement" column is the impact of the restatement described in Note 1 for the year ended December 31, 2011.

Consolidated Statements of Financial Position:
----------------------------------------------
                                                      December 31, 2011
                                        ----------------------------------------------

                                         As Previously    Effect of     As Currently
                                         Reported (2)      Change       Reported (2)
                                        ----------------------------------------------
                                                        (in thousands)

Deferred policy acquisition costs       $     3,217,508 $    (671,908) $     2,545,600
Reinsurance recoverables                      5,727,610         1,506        5,729,116
Income taxes receivable (1)                           -        76,066           76,066
Other assets                                     44,557            (2)          44,555
TOTAL ASSETS                                 76,845,547      (594,338)      76,251,209

Policyholders' account balances               7,808,840         2,834        7,811,674
Income taxes payable (1)                        176,517      (176,517)               -
Other liabilities                               646,569        47,928          694,497
TOTAL LIABILITIES                            73,581,524      (125,755)      73,455,769

Retained earnings                             2,233,698      (490,407)       1,743,291
Accumulated other comprehensive income          191,804        21,824          213,628
TOTAL EQUITY                                  3,264,023      (468,583)       2,795,440
TOTAL LIABILITIES AND EQUITY            $    76,845,547 $    (594,338) $    76,251,209

   1)Income taxes reported in December 31, 2011 was in a payable position. The effect of the change converted the balance to a receivable position and was moved into the asset section of the balance sheet.
   2)"As previously reported" column represents balances reported in the Annual Report on Form 10-K for the year ended December 31, 2011, originally filed with the U.S. Securities and Exchange commission ("SEC") on March 9, 2012. "As currently reported" column was included in the 10-K/A filed with the SEC on July 20, 2012.

Consolidated Statements of Operations:
--------------------------------------
                                                          Year Ended December 31, 2011
                                                   -------------------------------------------

                                                    As Previously   Effect of   As Currently
                                                    Reported (1)     Change     Reported (1)
                                                   -------------------------------------------
                                                                 (in thousands)
REVENUES
Policy charges and fee income                      $    1,109,123  $      372  $    1,109,495
Other income                                               42,598       1,263          43,861
  Total revenues                                        2,130,049       1,635       2,131,684
BENEFITS AND EXPENSES
Amortization of deferred policy acquisition costs       1,114,843    (141,640)        973,203
General, administrative and other expenses                520,665     177,219         697,884
  Total benefits and expenses                           2,450,304      35,579       2,485,883
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES        (320,255)    (33,944)       (354,199)
Income tax expense (benefit)                             (209,579)    (11,877)       (221,456)
NET INCOME (LOSS)                                  $     (110,676) $  (22,067) $     (132,743)

  (1)"As previously reported" column represents balances reported in the Annual Report on Form 10-K for the year ended December 31, 2011, originally filed with SEC on March 9, 2012. "As currently reported" column was included in the 10-K/A filed with the SEC on July 20, 2012.

Consolidated Statements of Operations:
--------------------------------------
                                                          Year Ended December 31, 2010
                                                   ------------------------------------------

                                                   As Previously   Effect of    As Currently
                                                   Reported (1)     Change      Reported (1)
                                                   ------------------------------------------
                                                                 (in thousands)
REVENUES
Policy charges and fee income                      $    589,051  $      1,996  $      591,047
  Total revenues                                      1,336,998         1,996       1,338,994
BENEFITS AND EXPENSES
Amortization of deferred policy acquisition costs        93,125       (26,697)         66,428
General, administrative and other expenses              352,366       153,590         505,956
  Total benefits and expenses                           695,117       126,893         822,010
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES       641,881      (124,897)        516,984
Income tax expense (benefit)                            171,813       (43,714)        128,099
NET INCOME (LOSS)                                  $    470,068  $    (81,183) $      388,885

  (1)"As previously reported" column represents balances reported in the Annual Report on Form 10-K for the year ended December 31, 2011, originally filed with the SEC on March 9, 2012. "As currently reported" column was included in the 10-K/A filed with the SEC on July 20, 2012.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Consolidated Statements of Cash Flows:
--------------------------------------
                                                              Year Ended December 31, 2011
                                                --------------------------------------------------------

                                                As Previously  Effect of      Impact of    As Currently
                                                Reported (1)    Change       Restatement   Reported (1)
                                                --------------------------------------------------------
                                                                     (in thousands)
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES
Net income (loss)                               $   (110,676) $   (22,067) $            -  $   (132,743)
Policy charges and fee income                       (213,804)        (363)         86,484      (127,683)
Change in:
  Reinsurance recoverables                        (1,951,987)      (1,006)      1,154,519      (798,474)
  Payable to parent and affiliates                   (38,856)                      (9,208)      (48,064)
  Deferred policy acquisition costs                  170,673      (12,613)       (281,160)     (123,100)
  Income taxes payable                              (441,534)     (11,877)         41,194      (412,217)
  Other, net                                         332,415       47,926        (223,643)      156,698
Cash flows from (used in) operating activities    (1,447,045)           -         768,186      (678,859)
CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES
Proceeds from the sale/maturity/prepayment of:
  Fixed maturities available for sale              1,705,018            -        (635,096)    1,069,922
  Ceded policy loans                                  (1,861)           -               -        (1,861)
Payments for the purchase/origination of:
  Ceded policy loans                                   5,538            -               -         5,538
Cash flows from (used in) investing activities       391,145            -        (635,096)     (243,951)
CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES
Ceded policyholders' account deposits                      -            -        (117,916)     (117,916)
Policyholders' account withdrawals                (2,531,037)           -         (23,998)   (2,555,035)
Ceded policyholders' account withdrawals                   -            -           8,824         8,824
Cash flows from (used in) financing activities  $    973,324  $         -  $     (133,090) $    845,234

   1)"As previously reported" column represents balances reported in the Annual Report on Form 10-K for the year ended December 31, 2011, originally filed with the SEC on March 9, 2012. "As currently reported" column was included in the 10-K/A filed with the SEC on July 20, 2012.

                                                      Year Ended December 31, 2010
                                                -----------------------------------------

                                                As Previously   Effect of   As Currently
                                                Reported (1)     Change     Reported (1)
                                                -----------------------------------------
                                                             (in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                               $    470,068  $    (81,183) $    388,885
Policy charges and fee income                       (202,268)       (1,996)     (204,264)
Change in:
  Deferred policy acquisition costs                 (966,699)      126,893      (839,806)
  Income taxes payable                               (12,338)      (43,714)      (56,052)
Cash flows from (used in) operating activities  $   (995,797) $          -  $   (995,797)

  (1)"As previously reported" column represents balances reported in the Annual Report on Form 10-K for the year ended December 31, 2011, originally filed with the SEC on March 9, 2012. "As currently reported" column was included in the 10-K/A filed with the SEC on July 20, 2012.

Future Adoption of New Accounting Pronouncements

In December 2011 and January 2013, the FASB issued updated guidance regarding the disclosure of recognized derivative instruments (including bifurcated embedded derivatives), repurchase agreements and securities borrowing/lending transactions that are offset in the statement of financial position or are subject to an enforceable master netting arrangement or similar agreement (irrespective of whether they are offset in the statement of financial position). This new guidance requires an entity to disclose information on both a gross basis and net basis about instruments and transactions within the scope of this guidance. This new guidance is effective for annual reporting periods beginning on or after January 1, 2013, and interim reporting periods within those years, and should be applied retrospectively for all comparative periods presented. The Company is currently assessing the impact of the guidance on the Company's consolidated financial position, results of operations, and financial statement disclosures.

In February 2013, the FASB issued updated guidance regarding the presentation of comprehensive income. Under the guidance, an entity would separately present information about significant items reclassified out of accumulated other comprehensive income by component as well as changes in accumulated other comprehensive income balances by component in either the financial statements or the notes to the financial statements. The guidance does not change the items that are reported in other comprehensive income, does not change when an item of other comprehensive income must be reclassified to net income, and does not amend any existing requirements for reporting net income or other comprehensive income. The guidance is effective for the first interim or annual reporting period beginning after December 15, 2012 and should be applied prospectively. This guidance is not expected to impact the Company's consolidated statements of financial position or cash flows. The Company is currently assessing the impact of this guidance on the Company's consolidated statements of operations and equity and the notes to consolidated financial statements.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


3.  INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) as of the dates indicated:

                                                                                     December 31, 2012
                                                       ----------------------------------------------------------------

                                                                            Gross           Gross
                                                          Amortized       Unrealized      Unrealized        Fair
                                                            Cost            Gains           Losses          Value
                                                       ---------------   -------------   ------------   -------------
                                                                                       (in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S.
 government authorities and agencies                   $       172,541   $      15,088   $         10   $     187,619
Obligations of U.S. states and their political
 subdivisions                                                   79,166           6,516            485          85,197
Foreign government bonds                                        21,709           5,802              -          27,511
Public utilities                                               620,654          68,512          1,334         687,832
Redeemable preferred stock                                       6,400             360              -           6,760
All other corporate securities                               3,601,052         309,470          6,480       3,904,042
Asset-backed securities (1)                                    360,258          19,362          6,146         373,474
Commercial mortgage-backed securities                          446,558          42,932             69         489,421
Residential mortgage-backed securities (2)                     353,917          20,228            236         373,909
                                                       ---------------   -------------   ------------   -------------
     Total fixed maturities, available-for-sale        $     5,662,255   $     488,270   $     14,760   $   6,135,765
                                                       ===============   =============   ============   =============

Equity securities, available-for-sale
Common Stocks:
   Public utilities                                    $             -   $           -   $          -   $           -
   Banks, trusts & insurance companies                               -               -              -               -
   Industrial, miscellaneous & other                             1,723           1,124              9           2,838
Non-redeemable preferred stocks                                  1,396              93              -           1,489
Perpetual preferred stocks                                           -               -              -               -
                                                       ---------------   -------------   ------------   -------------
     Total equity securities, available-for-sale       $         3,119   $       1,217   $          9   $       4,327
                                                       ===============   =============   ============   =============

                                                     --------------
                                                      Other-than-
                                                       temporary
                                                      impairments
                                                      in AOCI (3)
                                                     -------------

Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S.
 government authorities and agencies                 $           -
Obligations of U.S. states and their political
 subdivisions                                                    -
Foreign government bonds                                         -
Public utilities                                                 -
Redeemable preferred stock                                       -
All other corporate securities                               (344)
Asset-backed securities (1)                               (21,330)
Commercial mortgage-backed securities                            -
Residential mortgage-backed securities (2)                 (1,095)
                                                     -------------
     Total fixed maturities, available-for-sale      $    (22,769)
                                                     =============

Equity securities, available-for-sale
Common Stocks:
   Public utilities
   Banks, trusts & insurance companies
   Industrial, miscellaneous & other
Non-redeemable preferred stocks
Perpetual preferred stocks

     Total equity securities, available-for-sale


(1)Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(3)Represents the amount of other-than-temporary impairment losses in "Accumulated other comprehensive income (loss)," or "AOCI," which were not included in earnings. Amount excludes $22 million of net unrealized gains on impaired securities relating to changes in the fair value of such securities subsequent to the impairment measurement date.

                                                                                  December 31, 2011 (4)
                                                     ----------------------------------------------------------------

                                                                          Gross           Gross
                                                        Amortized       Unrealized      Unrealized        Fair
                                                          Cost            Gains           Losses          Value
                                                     ---------------   -------------   ------------   -------------
                                                                                     (in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S.
 government authorities and agencies                 $       144,083   $      14,321   $          4   $     158,400
Obligations of U.S. states and their political
 subdivisions                                                 32,282           3,869              -          36,151
Foreign government bonds                                      32,966           6,073              4          39,035
Public utilities                                             392,168          47,552            729         438,991
All other corporate securities                             3,369,261         270,398          7,724       3,631,935
Asset-backed securities (1)                                  376,505          19,235         22,495         373,245
Commercial mortgage-backed securities                        505,310          37,015              2         542,323
Residential mortgage-backed securities (2)                   298,831          25,550            337         324,044
                                                     ---------------   -------------   ------------   -------------
     Total fixed maturities, available-for-sale      $     5,151,406   $     424,013   $     31,295   $   5,544,124
                                                     ===============   =============   ============   =============

Equity securities available-for-sale
Common Stocks:
   Public utilities                                  $            90   $           5   $         23   $          72
   Industrial, miscellaneous & other                           7,100             597          1,742           5,955
Non-redeemable preferred stocks                                2,437               6            201           2,242
                                                     ---------------   -------------   ------------   -------------
     Total equity securities, available-for-sale     $         9,627   $         608   $      1,966   $       8,269
                                                     ===============   =============   ============   =============

                                                     --------------
                                                      Other-than-
                                                       temporary
                                                      impairments
                                                      in AOCI (3)
                                                     -------------

Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S.
 government authorities and agencies                 $           -
Obligations of U.S. states and their political
 subdivisions                                                    -
Foreign government bonds                                         -
Public utilities                                                 -
All other corporate securities                              (1,285)
Asset-backed securities (1)                                (27,122)
Commercial mortgage-backed securities                            -
Residential mortgage-backed securities (2)                  (1,296)
                                                     -------------
     Total fixed maturities, available-for-sale      $    (29,703)
                                                     =============

Equity securities available-for-sale
Common Stocks:
   Public utilities
   Industrial, miscellaneous & other
Non-redeemable preferred stocks

     Total equity securities, available-for-sale


                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


(1)Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(3)Represents the amount of other-than-temporary impairment losses in AOCI, which were not included in earnings. Amount excludes $11 million of net unrealized gains or losses on impaired securities relating to changes in the fair value of such securities subsequent to the impairment measurement date.
(4)Prior period's amounts are presented on a basis consistent with the current period presentation.

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2012, are as follows:

                                              Available-for-Sale
                                        -------------------------------
                                        Amortized Cost    Fair Value
                                        --------------- ---------------
                                                (in thousands)
Due in one year or less                 $       406,454 $       417,078
Due after one year through five years         1,446,066       1,556,164
Due after five years through ten years        1,347,142       1,490,672
Due after ten years                           1,301,860       1,435,047
Asset-backed securities                         360,258         373,474
Commercial mortgage-backed securities           446,558         489,421
Residential mortgage-backed securities          353,917         373,909
                                        --------------- ---------------
  Total                                 $     5,662,255 $     6,135,765
                                        =============== ===============

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

The following table depicts the sources of fixed maturity proceeds, equity security proceeds, and related investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

                                                                                       2012           2011           2010
                                                                                  -------------  -------------  -------------
                                                                                                 (in thousands)
Fixed maturities, available-for-sale
  Proceeds from sales                                                             $     116,493  $     218,200  $     788,657
  Proceeds from maturities/repayments                                                   903,272        836,724        919,875
  Gross investment gains from sales, prepayments and maturities                          31,720         83,600         45,098
  Gross investment losses from sales and maturities                                      (1,171)          (411)        (2,497)

Equity securities, available-for-sale
  Proceeds from sales                                                             $       9,862  $       6,397  $       6,978
  Proceeds from maturities/repayments                                                         -          3,958          9,000
  Gross investment gains from sales                                                       1,027          3,857            348
  Gross investment losses from sales                                                       (529)             -           (367)

Fixed maturity and equity security impairments
  Net writedowns for other-than-temporary impairment losses on fixed maturities
   recognized in earnings (1)                                                     $      (6,236) $      (8,969) $     (11,811)
  Writedowns for other-than-temporary impairment losses on equity securities             (2,168)        (2,255)          (147)

(1)Excludes the portion of other-than-temporary impairments recorded in "Other comprehensive income (loss)," representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.

As discussed in Note 2, a portion of certain other-than-temporary impairment ("OTTI") losses on fixed maturity securities are recognized in OCI. For these securities, the net amount recognized in earnings ("credit loss impairments") represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following table sets forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Credit losses recognized in earnings on fixed maturity securities held by the Company for which a portion of the OTTI loss was recognized in OCI

                                                                             Year Ended      Year Ended
                                                                            December 31,    December 31,
                                                                                2012            2011
                                                                            -----------------------------
                                                                                   (in thousands)
Balance, beginning of period                                                     $31,507     $    36,820
Credit loss impairments previously recognized on securities which matured,
 paid down, prepaid or were sold during the period                                (4,126)         (7,456)
Credit loss impairments previously recognized on securities impaired to
 fair value during the period (1)                                                 (3,240)         (4,055)
Credit loss impairment recognized in the current period on securities not
 previously impaired                                                                  15             403
Additional credit loss impairments recognized in the current period on
 securities previously impaired                                                    2,266           5,630
Increases due to the passage of time on previously recorded credit losses          2,430           1,487
Accretion of credit loss impairments previously recognized due to an
 increase in cash flows expected to be collected                                  (1,150)         (1,322)
                                                                            ------------    ------------
Balance, end of period                                                           $27,702     $    31,507
                                                                            ============    ============

(1)Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

Trading Account Assets

The following table sets forth the composition of trading account assets, at fair value as of the dates indicated:

                                   December 31, 2012           December 31, 2011
                              --------------------------- ---------------------------
                                Amortized       Fair        Amortized       Fair
                                  Cost          Value         Cost          Value
                              ------------- ------------- ------------- -------------
                                                  (in thousands)
Fixed maturities              $       7,647 $       8,099 $      21,575 $      22,481
Equity securities (1)                 3,083         3,277         3,135         3,362
                              ------------- ------------- ------------- -------------
Total trading account assets  $      10,730 $      11,376 $      24,710 $      25,843
                              ============= ============= ============= =============

(1)Included in equity securities are perpetual preferred stock securities that have characteristics of both debt and equity securities.

The net change in unrealized gains (losses) from trading account assets still held at period end, recorded within "Other income" was ($0.5) million of losses, ($0.5) million of losses and ($0.2) million of losses during the years ended December 31, 2012, 2011 and 2010, respectively.

Commercial Mortgage and Other Loans

The Company's commercial mortgage and other loans are comprised as follows, as of the dates indicated:

                                                                     December 31, 2012
                                                             ----------------------------------
                                                                  Amount              % of
                                                              (in thousands)          Total
                                                             -----------------     -----------
Commercial mortgage and other loans by property type:
Industrial                                                   $         273,900            18.6%
Retail                                                                 461,939            31.4
Apartments/Multi-Family                                                239,623            16.3
Office                                                                 237,566            16.2
Hospitality                                                             50,052             3.4
Other                                                                   89,548             6.1
                                                             -----------------     -----------
Total commercial mortgage loans                                      1,352,628            92.0
Agricultural property loans                                            117,377             8.0
                                                             -----------------     -----------
Total commercial mortgage and agricultural loans by
 property type                                                       1,470,005           100.0%
                                                                                   ===========
Valuation allowance                                                    (6,028)
                                                             -----------------
Total net commercial and agricultural mortgage loans by
 property type                                               $       1,463,977
                                                             =================

                                                                     December 31, 2011
                                                             --------------------------------
                                                                  Amount                % of
                                                              (in thousands)            Total
                                                             ----------------        -----------
Commercial mortgage and other loans by property type:
Industrial                                                   $        261,699               18.4%
Retail                                                                453,352               31.9
Apartments/Multi-Family                                               218,524               15.4
Office                                                                223,587               15.8
Hospitality                                                            61,910                4.4
Other                                                                  97,383                6.9
                                                             ----------------        -----------
Total commercial mortgage loans                                     1,316,455               92.8
Agricultural property loans                                           102,850                7.2
                                                             ----------------        -----------
Total commercial mortgage and agricultural loans by
 property type                                                      1,419,305              100.0%
                                                                                     ===========
Valuation allowance                                                  (12,813)
                                                             ----------------
Total net commercial and agricultural mortgage loans by
 property type                                               $      1,406,492
                                                             ================

The commercial mortgage and agricultural loans are geographically dispersed throughout the United States with the largest concentrations in California (21%), New Jersey (13%), and Texas (9%) at December 31, 2012.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Activity in the allowance for losses for all commercial mortgage and other loans, for the years ended December 31, is as follows:

                                                       2012                    2011                  2010
                                                ------------------      -----------------    -------------------
                                                                         (in thousands)
Allowance for losses, beginning of year         $           12,813      $          21,428    $            25,742
Addition to / (release of) allowance of losses              (1,551)                (8,615)                (4,314)
Charge-off net of recoveries                                (5,234)                     -                      -
                                                ------------------      -----------------    -------------------
Allowance for losses, end of year (1)           $            6,028      $          12,813    $            21,428
                                                ==================      =================    ===================

(1)Agricultural loans represent $0.4 million of the ending allowance for the years ended December 31, 2012, 2011 and 2010.

The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and agricultural loans for the years ended December 31:

                                                                              December 31, 2012    December 31, 2011
                                                                             ---------------------------------------

                                                                                           Total Loans
                                                                             ---------------------------------------
                                                                                         (in thousands)
Allowance for Credit Losses:
Ending balance: individually evaluated for impairment (1)                    $               372   $           5,743
Ending balance: collectively evaluated for impairment (2)                                  5,656               7,070
                                                                             -------------------   -----------------
Total ending balance                                                         $             6,028   $          12,813

Recorded Investment: (3)
Ending balance gross of reserves: individually evaluated for impairment (1)  $             6,415   $          17,849
Ending balance gross of reserves: collectively evaluated for impairment (2)            1,463,590           1,401,456
                                                                             -------------------   -----------------
Total ending balance, gross of reserves                                      $         1,470,005   $       1,419,305
                                                                             ===================   =================

(1)There were no agricultural loans individually evaluated for impairments at December 31, 2012 and 2011.
(2)Agricultural loans collectively evaluated for impairment had a recorded investment of $117 million and $103 million at December 31, 2012 and 2011, respectively and a related allowance of $0.4 million for both periods.
(3)Recorded investment reflects the balance sheet carrying value gross of related allowance.

Impaired loans include those loans for which it is probable that all amounts due will not be collected according to the contractual terms of the loan agreement. Impaired commercial mortgage and other loans identified in management's specific review of probable loan losses and the related allowance for losses, as of December 31, 2012 and 2011 had a recorded investment and unpaid principal balance of $6.4 million and $17.8 million and related allowance of $0.4 million and $5.7 million, respectively, primarily related to the hospitality and other property types. At both December 31, 2012 and 2011, the Company held no impaired agricultural loans. Net investment income recognized on these loans totaled $0.5 million for the twelve months ended for both December 31, 2012 and 2011.

Impaired commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans' expected future cash flows equals or exceeds the recorded investment. As of both December 31, 2012 and 2011, the Company held no such loans. See Note 2 for information regarding the Company's accounting policies for non-performing loans.

As described in Note 2 loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage and other loans. As of December 31, 2012 and December 31, 2011, 96% and 93% of the $1.5 billion and $1.4 billion recorded investment had a loan-to-value ratio of less than 80%, respectively. As of December 31, 2012 and December 31, 2011, 96% and 95% of the recorded investment had a debt service coverage ratio of 1.0X or greater. As of December 31, 2012, approximately $59 million or 4% of the recorded investment had a loan-to-value ratio greater than 100% or debt service coverage ratio less than 1.0X reflecting loans where the mortgage amount exceeds the collateral value or where current debt payments are greater than income from property operations; none of which related to agricultural loans. As of December 31, 2011, approximately $72 million or 5% of the recorded investment had a loan-to-value ratio greater than 100% or debt service coverage ratio less than 1.0X; none of which related to agricultural loans.

As of both December 31, 2012 and 2011, all commercial mortgage and other loans were in current status, with the exception of $6.4 million and $1.6 million at December 31, 2012 and 2011, respectively, that were classified as past due, primarily related to other property types. As of December 31, 2012 and 2011, $6.4 million and $22.6 million, respectively, of commercial mortgage and other loans, were in non-accrual status based upon the recorded investment gross of allowance for credit losses, primarily related to hospitality and other property types. Nonaccrual loans are those on which the accrual of interest has been suspended after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability and loans for which a loan specific reserve has been established. See Note 2 for further discussion regarding nonaccrual status loans. The Company defines current in its aging of past due commercial mortgage and agricultural loans as less than 30 days past due.

For the years ended December 31, 2012 and 2011, there were no commercial mortgage and other loans sold or acquired.

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms: changes to interest rates; extensions of maturity; or additions or

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------

modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt as part of a troubled debt restructuring. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a "troubled debt restructuring" as defined by authoritative accounting guidance. The Company has no outstanding investment related to commercial mortgage and other loans that have been restructured in a troubled debt restructuring.

As of December 31, 2012, the additional funds the Company has committed to provide to borrowers involved in a troubled debt restructuring is not material.

Other Long-Term Investments

"Other long-term investments" are comprised as follows at December 31:

                                                  2012               2011
                                           ------------------ ------------------
                                                      (in thousands)
Company's investment in Separate accounts  $           28,584 $           31,947
Joint ventures and limited partnerships               136,977            113,445
Derivatives                                           118,928            123,094
                                           ------------------ ------------------
Total other long-term investments          $          284,489 $          268,486
                                           ================== ==================

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

                                                 2012          2011          2010
                                             ------------- ------------- -------------
                                                          (in thousands)
Fixed maturities, available-for-sale         $     270,790 $     300,850 $     313,036
Equity securities, available-for-sale                   52           227         1,005
Trading account assets                                 981         1,582         1,156
Commercial mortgage and other loans                 84,232        81,282        71,541
Policy loans                                        58,007        56,716        55,599
Short-term investments and cash equivalents          1,003         1,052           918
Other long-term investments                         21,224        16,421        11,552
                                             ------------- ------------- -------------
Gross investment income                            436,289       458,130       454,807
Less: investment expenses                         (18,779)      (18,180)      (16,563)
                                             ------------- ------------- -------------
  Net investment income                      $     417,510 $     439,950 $     438,244
                                             ============= ============= =============

Carrying value for non-income producing assets included in fixed maturities totaled $7 million as of December 31, 2012. Non-income producing assets represent investments that have not produced income for the preceding twelve months.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

                                                 2012            2011           2010
                                            ---------------------------------------------
                                                           (in thousands)
Fixed maturities                            $        24,314 $       74,220 $       30,790
Equity securities                                   (1,670)          1,602          (166)
Commercial mortgage and other loans                   7,307          8,615          1,379
Joint ventures and limited partnerships                   -          (265)              -
Derivatives                                       (186,425)        177,855         78,577
Other                                                    27             56             54
                                            --------------- -------------- --------------
  Realized investment gains (losses), net   $     (156,447) $      262,083 $      110,634
                                            =============== ============== ==============

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as "available-for-sale" and certain other long-term investments and other assets are included in the Company's Consolidated Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from "Other comprehensive income (loss)" those items that are included as part of "Net income" for a period that had been part of "Other comprehensive income (loss)" in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized




                                                                                 Deferred
                                                                                  Policy                        Deferred
                                                               Net Unrealized   Acquisition   Policy Holder    Income Tax
                                                               Gains (Losses)    Costs and       Account       (Liability)
                                                               on Investments   Other Costs     Balances         Benefit
                                                               --------------   -----------   -------------   ------------
                                                                                               (in thousands)
Balance, December 31, 2009                                     $     (25,885)   $   18,875    $     (8,037)   $      5,258
Cumulative effect of adoption of accounting principle                      -        (2,800)             44             948
Net investment gains (losses) on investments arising during
 the period                                                           (6,744)            -               -           2,359
Reclassification adjustment for (gains) losses included in
 net income                                                            7,954             -               -          (2,784)
Reclassification adjustment for OTTI losses excluded from
 net income(1)                                                           (29)            -               -              10
Impact of net unrealized investment (gains) losses on
 deferred policy acquisition costs                                         -        (2,262)              -             792
Impact of net unrealized investment (gains) losses on
 Policyholders' account balance                                            -             -             890            (312)
                                                               --------------   -----------   -------------   ------------
Balance, December 31, 2010                                     $     (24,704)   $   13,813    $     (7,103)   $      6,271
                                                               --------------   -----------   -------------   ------------
Net investment gains (losses) on investments arising during
 the period                                                           (3,779)            -               -           1,322
Reclassification adjustment for (gains) losses included in
 net income                                                            9,623             -               -          (3,369)
Reclassification adjustment for OTTI losses excluded from
 net income(1)                                                           212             -               -             (75)
Impact of net unrealized investment (gains) losses on
 deferred policy acquisition costs                                         -        (3,626)              -           1,268
Impact of net unrealized investment (gains) losses on
 Policyholders' account balance                                            -             -           4,167          (1,459)
                                                               --------------   -----------   -------------   ------------
Balance, December 31, 2011                                     $     (18,648)   $   10,187    $     (2,936)   $      3,958
                                                               --------------   -----------   -------------   ------------
Net investment gains (losses) on investments arising during
 the period                                                           11,444             -               -          (4,005)
Reclassification adjustment for (gains) losses included in
 net income                                                            6,755             -               -          (2,364)
Reclassification adjustment for OTTI losses excluded from
 net income(1)                                                          (169)            -               -              59
Impact of net unrealized investment (gains) losses on
 deferred policy acquisition costs                                         -        (9,892)              -           3,462
Impact of net unrealized investment (gains) losses on
 Policyholders' account balance                                            -             -           3,499          (1,225)
                                                               --------------   -----------   -------------   ------------
Balance, December 31, 2012                                     $        (618)   $      295    $        563    $       (115)
                                                               ==============   ===========   =============   ============

                                                              Accumulated
                                                                 Other
                                                             Comprehensive
                                                             Income (Loss)
                                                             Related To Net
                                                               Unrealized
                                                               Investment
                                                             Gains (Losses)
                                                             --------------

Balance, December 31, 2009                                     $     (9,789)
Cumulative effect of adoption of accounting principle                (1,808)
Net investment gains (losses) on investments arising during
 the period                                                          (4,385)
Reclassification adjustment for (gains) losses included in
 net income                                                           5,170
Reclassification adjustment for OTTI losses excluded from
 net income(1)                                                          (19)
Impact of net unrealized investment (gains) losses on
 deferred policy acquisition costs                                   (1,470)
Impact of net unrealized investment (gains) losses on
 Policyholders' account balance                                         578
                                                             --------------
Balance, December 31, 2010                                     $    (11,723)
                                                             --------------
Net investment gains (losses) on investments arising during
 the period                                                          (2,457)
Reclassification adjustment for (gains) losses included in
 net income                                                           6,254
Reclassification adjustment for OTTI losses excluded from
 net income(1)                                                          137
Impact of net unrealized investment (gains) losses on
 deferred policy acquisition costs                                   (2,358)
Impact of net unrealized investment (gains) losses on
 Policyholders' account balance                                       2,708
                                                             --------------
Balance, December 31, 2011                                     $     (7,439)
                                                             --------------
Net investment gains (losses) on investments arising during
 the period                                                           7,439
Reclassification adjustment for (gains) losses included in
 net income                                                           4,391
Reclassification adjustment for OTTI losses excluded from
 net income(1)                                                         (110)
Impact of net unrealized investment (gains) losses on
 deferred policy acquisition costs                                   (6,430)
Impact of net unrealized investment (gains) losses on
 Policyholders' account balance                                       2,274
                                                             --------------
Balance, December 31, 2012                                     $        125
                                                             ==============

(1)Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


All Other Net Unrealized Investment Gains and Losses in AOCI




                                                                                  Deferred
                                                              Net Unrealized       Policy                            Deferred
                                                              Gains (Losses)     Acquisition      Policy Holder     Income Tax
                                                                    on            Costs and          Account        (Liability)
                                                              Investments(1)     Other Costs        Balances          Benefit
                                                              --------------    -------------    --------------    -------------
                                                                                                 (in thousands)
Balance, December 31, 2009                                    $      237,158    $    (167,064)   $       60,831    $     (45,748)
Cumulative effect of adoption of accounting principle                      -           24,236              (340)          (8,348)
Net investment gains (losses) on investments arising
 during the period                                                   124,639                -                 -          (43,618)
Reclassification adjustment for (gains) losses included in
 net income                                                           38,578                -                 -          (13,501)
Reclassification adjustment for OTTI losses excluded
 from net income(2)                                                       29                -                 -              (10)
Impact of net unrealized investment (gains) losses on
 deferred policy acquisition costs                                         -          (51,330)                -           18,128
Impact of net unrealized investment (gains) losses on
 policyholders' account balances                                           -                -            32,199          (11,270)
                                                              --------------    -------------    --------------    -------------
Balance, December 31, 2010                                    $      400,404    $    (194,158)   $       92,690    $    (104,367)
                                                              --------------    -------------    --------------    -------------
Net investment gains (losses) on investments arising
 during the period                                                   128,890                -                 -          (45,090)
Reclassification adjustment for (gains) losses included in
 net income                                                          (85,445)               -                 -           29,905
Reclassification adjustment for OTTI losses excluded
 from net income(2)                                                     (212)               -                 -               73
Impact of net unrealized investment (gains) losses on
 deferred policy acquisition costs                                         -           14,638                 -           (5,124)
Impact of net unrealized investment (gains) losses on
 policyholders' account balances                                           -                -           (17,345)           6,070
                                                              --------------    -------------    --------------    -------------
Balance, December 31, 2011                                    $      443,637    $    (179,520)   $       75,345    $    (118,533)
                                                              --------------    -------------    --------------    -------------
Net investment gains (losses) on investments arising
 during the period                                                    90,693                -                 -          (31,738)
Reclassification adjustment for (gains) losses included in
 net income                                                          (29,399)               -                 -           10,290
Reclassification adjustment for OTTI losses excluded
 from net income(2)                                                      169                -                 -              (59)
Impact of net unrealized investment (gains) losses on
 deferred policy acquisition costs                                         -          (40,688)                -           14,065
Impact of net unrealized investment (gains) losses on
 policyholders' account balances                                           -                -            50,488          (17,671)
                                                              --------------    -------------    --------------    -------------
Balance, December 31, 2012                                    $      505,100    $    (220,208)   $      125,833    $    (143,646)
                                                              ==============    =============    ==============    =============

                                                               Accumulated
                                                                  Other
                                                              Comprehensive
                                                              Income (Loss)
                                                              Related To Net
                                                                Unrealized
                                                                Investment
                                                              Gains (Losses)
                                                              --------------

Balance, December 31, 2009                                    $       85,177
Cumulative effect of adoption of accounting principle                 15,548
Net investment gains (losses) on investments arising
 during the period                                                    81,021
Reclassification adjustment for (gains) losses included in
 net income                                                           25,077
Reclassification adjustment for OTTI losses excluded
 from net income(2)                                                       19
Impact of net unrealized investment (gains) losses on
 deferred policy acquisition costs                                   (33,202)
Impact of net unrealized investment (gains) losses on
 policyholders' account balances                                      20,929
                                                              --------------
Balance, December 31, 2010                                    $      194,569
                                                              --------------
Net investment gains (losses) on investments arising
 during the period                                                    83,800
Reclassification adjustment for (gains) losses included in
 net income                                                          (55,540)
Reclassification adjustment for OTTI losses excluded
 from net income(2)                                                     (139)
Impact of net unrealized investment (gains) losses on
 deferred policy acquisition costs                                     9,514
Impact of net unrealized investment (gains) losses on
 policyholders' account balances                                     (11,275)
                                                              --------------
Balance, December 31, 2011                                    $      220,929
                                                              --------------
Net investment gains (losses) on investments arising
 during the period                                                    58,955
Reclassification adjustment for (gains) losses included in
 net income                                                          (19,109)
Reclassification adjustment for OTTI losses excluded
 from net income(2)                                                      110
Impact of net unrealized investment (gains) losses on
 deferred policy acquisition costs                                   (26,623)
Impact of net unrealized investment (gains) losses on
 policyholders' account balances                                      32,817
                                                              --------------
Balance, December 31, 2012                                    $      267,079
                                                              ==============

(1)Includes cash flow hedges. See Note 11 for information on cash flow hedges.
(2)Represents "transfers out" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

The table below presents net unrealized gains (losses) on investments by asset as of the dates indicated:

                                                                       December 31,    December 31,    December 31,
                                                                          2012            2011            2010
                                                                     --------------- --------------- ---------------

                                                                                     (in thousands)
Fixed maturity securities on which an OTTI loss has been recognized  $         (618) $      (18,648) $      (24,704)
Fixed maturity securities, available-for-sale--all other                     474,128         411,366         365,178
Equity securities, available-for-sale                                          1,208         (1,359)           1,443
Derivatives designated as cash flow hedges(1)                                    147           2,523             808
Other investments                                                             29,617          31,107          32,975
                                                                     --------------- --------------- ---------------
Net unrealized gains (losses) on investments                         $       504,482 $       424,989 $       375,700
                                                                     =============== =============== ===============

(1)See Note 11 for more information on cash flow hedges.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Duration of Gross Unrealized Loss Positions for Fixed Maturities and Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities and equity securities have been in a continuous unrealized loss position, as of the dates indicated:

                                                                               December 31, 2012
                                                    -----------------------------------------------------------------------
                                                    Less than twelve months  Twelve months or more           Total
                                                    ----------------------- ----------------------- -----------------------
                                                                   Gross                   Gross                   Gross
                                                                 Unrealized              Unrealized              Unrealized
                                                     Fair Value   Losses     Fair Value   Losses     Fair Value   Losses
                                                    ----------- ----------- ----------- ----------- ----------- -----------
                                                                                (in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of
 U.S. government authorities and agencies           $     4,338  $       10  $        -  $        - $     4,338  $       10
Obligations of U.S. states and their political
 subdivisions                                            21,128         485           -           -      21,128         485
Foreign government bonds                                      -           -           -           -           -           -
Corporate securities                                    290,127       7,070      18,221         744     308,348       7,814
Asset-backed securities                                  44,821          76      24,997       6,070      69,818       6,146
Commercial mortgage-backed securities                    12,549          60         521           9      13,070          69
Residential mortgage-backed securities                   20,276         164       4,347          72      24,623         236
                                                    -----------  ----------  ----------  ---------- -----------  ----------
   Total                                            $   393,239  $    7,865  $   48,086  $    6,895 $   441,325  $   14,760
                                                    ===========  ==========  ==========  ========== ===========  ==========

Equity securities, available-for-sale               $        54  $        9  $        -  $        - $        54  $        9
                                                    ===========  ==========  ==========  ========== ===========  ==========

                                                                               December 31, 2011
                                                    -----------------------------------------------------------------------
                                                    Less than twelve months Twelve months or more           Total
                                                    ----------------------- --------------------- -------------------------
                                                                   Gross                 Gross                    Gross
                                                                 Unrealized            Unrealized               Unrealized
                                                     Fair Value    Losses   Fair Value   Losses    Fair Value     Losses
                                                    ------------ ---------- ---------- ---------- ------------ ------------
                                                                                (in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of
 U.S. government authorities and agencies           $      4,696 $        4 $        - $        - $      4,696 $          4
Obligations of U.S. states and their political
 subdivisions                                                  -          -          -          -            -            -
Foreign government bonds                                      96          4          -          -           96            4
Corporate securities                                     196,766      6,060     13,355      2,393      210,121        8,453
Asset-backed securities                                   57,956        389     69,641     22,106      127,597       22,495
Commercial mortgage-backed securities                        563          -      1,051          2        1,614            2
Residential mortgage-backed securities                     4,706        213      4,022        124        8,728          337
                                                    ------------ ---------- ---------- ---------- ------------ ------------
   Total                                            $    264,783 $    6,670 $   88,069 $   24,625 $    352,852 $     31,295
                                                    ============ ========== ========== ========== ============ ============

Equity securities, available-for-sale               $      3,016 $    1,966 $        - $        - $      3,016 $      1,966
                                                    ============ ========== ========== ========== ============ ============

The gross unrealized losses, related to fixed maturities at December 31, 2012 and 2011 are composed of $9 million and $10 million, respectively, related to high or highest quality securities based on National Association of Insurance Commissioners, or "NAIC", or equivalent rating and $6 million and $21 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. At December 31, 2012, $6 million of the gross unrealized losses represented declines in value of greater than 20%, $0 million of which had been in that position for less than six months, as compared to $22 million at December 31, 2011 that represented declines in value of greater than 20%, $3 million of which had been in that position for less than six months. At December 31, 2012 and 2011, the $7 million and $25 million respectively, of gross unrealized losses of twelve months or more were concentrated in asset-backed securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary impairments for these securities was not warranted at December 31, 2012 and 2011. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to credit spread widening and increased liquidity discounts. At December 31, 2012, the Company does not intend to sell the securities and it is not more likely than not that the Company will be required to sell the securities before the anticipated recovery of its remaining amortized cost basis.

At December 31, 2012, less than $1 million of the gross unrealized losses related to equity securities, represented declines in value of greater than 20%, none of which have been in that position for less than six months. At December 31, 2011, $2 million of the gross unrealized losses represented declines in value of greater than 20%, $1.4 million of which had been in that position for less than six months. In accordance with its policy described in
Note 2, the Company concluded that an adjustment for other-than-temporary impairments for these equity securities was not warranted at December 31, 2012 or 2011.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Securities Pledged and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase and futures contracts. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

                                                   2012           2011
                                               ------------- --------------
                                                      (in thousands)
Fixed maturity securities, available for sale  $      46,115 $      189,143
Trading account assets                                   187            232
Equity Securities                                          9              -
                                               ------------- --------------
Total securities pledged                       $      46,311 $      189,375
                                               ============= ==============

As of December 31, 2012, the carrying amount of the associated liabilities supported by the pledged collateral was $48 million. Of this amount, $48 million was "Cash collateral for loaned securities." There were no "Securities sold under agreements to repurchase." As of December 31, 2011, the carrying amount of the associated liabilities supported by the pledged collateral was $194 million. Of this amount, $40 million was "Securities sold under agreements to repurchase" and $154 million was "Cash collateral for loaned securities."

Fixed maturities of $4 million at December 31, 2012 and 2011 were on deposit with governmental authorities or trustees as required by certain insurance laws.

4.  DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                                                2012              2011              2010
                                                                          ----------------  ----------------  ----------------
                                                                                             (in thousands)
Balance, beginning of year                                                $      2,545,600  $      2,693,689  $      1,913,804
Capitalization of commissions, sales and issue expenses                          1,171,759         1,096,301           906,235
Amortization- Impact of assumption and experience unlocking and true-ups            60,313           (25,242)           75,579
Amortization- All other                                                            (21,344)         (947,961)         (142,007)
Change in unrealized investment gains and losses                                   (53,651)            9,973           (59,922)
Ceded DAC upon Coinsurance Treaty with PAR U (See Note 13)                         (23,616)         (281,160)                -
                                                                          ----------------  ----------------  ----------------
Balance, end of year                                                      $      3,679,061  $      2,545,600  $      2,693,689
                                                                          ================  ================  ================

Deferred acquisition costs include reductions in capitalization and amortization related to reinsurance expense allowances resulting from the coinsurance treaties with PARCC, PAR TERM, PAR III and PAR U, as well as reductions for the initial balance transferred to PAR U at inception of the coinsurance agreements as discussed in Note 13.

Ceded capitalization amounted to $249 million, $208 million and $220 million in 2012, 2011 and 2010, respectively. Ceded amortization amounted to $180 million, $70 million and $67 million in 2012, 2011 and 2010, respectively. The ceded portion of the impact of changes in unrealized gains/(losses) increased the deferred acquisition cost asset $44 million and $147 million in 2012 and 2011, respectively.

5.   POLICYHOLDERS' LIABILITIES

Future Policy Benefits

Future policy benefits at December 31, are as follows:

                                                      2012                 2011
                                              -------------------- --------------------

                                                           (in thousands)
Life insurance - domestic                     $          3,804,994 $          3,184,177
Life insurance - Taiwan                                  1,109,723              977,889
Individual and group annuities                              82,050               68,612
Policy claims and other contract liabilities             1,700,046            1,063,630
                                              -------------------- --------------------
Total future policy benefits                  $          6,696,813 $          5,294,308
                                              ==================== ====================

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Life insurance liabilities include reserves for death benefits and other policy benefits. Individual and Group annuity liabilities include reserves for annuities that are in payout status.

Future policy benefits for domestic and Taiwan individual non-participating traditional life insurance policies are generally equal to the aggregate of
(1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves. Assumptions as to mortality and persistency are based on the Company's experience, and in certain instances, industry experience, when the basis of the reserve is established. Interest rates range from 2.50% to 8.25% for setting domestic insurance reserves and 6.18% to 7.43% for setting Taiwan reserves.

Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Assumptions as to mortality are based on the Company's experience, and in certain instances, industry experience, when the basis of the reserve is established. The interest rates used in the determination of present values range from 1.36% to 14.75%, with approximately 7.74% of the reserves based on an interest rate in excess of 8.00%. The interest rate used in the determination of group annuities reserves is 14.75%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company's experience. Other contract liabilities also includes liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts which are discussed in Note 7. The interest rates used in the determination of the present values range from 0.53% to 6.20%.

Policyholders' Account Balances

Policyholders' account balances at December 31, are as follows:

                                               2012                 2011
                                       -------------------- --------------------

                                                    (in thousands)
Interest-sensitive life contracts      $          5,327,169 $          4,645,659
Individual annuities                              1,736,810            1,826,854
Guaranteed interest accounts                        820,502              776,731
Other                                               672,596              562,430
                                       -------------------- --------------------
Total policyholders' account balances  $          8,557,077 $          7,811,674
                                       ==================== ====================

Policyholders' account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders' account balances also include provisions for benefits under non-life contingent payout annuities. Interest crediting rates range from 3.00% to 4.95% for interest-sensitive contracts. Interest crediting rates for individual annuities may range from 1.00 % to 9.00 % with less than
0.01 % of policyholders' account balances with interest crediting rates in excess of 8.00%. Interest crediting rates for guaranteed interest accounts range from 1.00 % to 6.00 %. Interest crediting rates range from 0.50 % to
8.00 % for other.

6.  REINSURANCE

The Company participates in reinsurance with its affiliates Prudential of Taiwan, PARCC, UPARC, PAR U, Pruco Re, and PAR TERM, and its parent company, Prudential Insurance, in order to provide risk diversification, additional capacity for future growth and limit the maximum net loss potential. Effective July 1, 2012, the Company recaptured business reinsured with PAR III, an affiliate and subsequently reinsured the business with PARCC. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company believes a material reinsurance liability resulting from such inability of reinsurers to meet their obligations is unlikely.

The Company has entered into various reinsurance agreements with an affiliate, Pruco Re, to reinsure its living benefit features sold on certain of its annuities as part of its risk management and capital management strategies. For additional details on these agreements, see Note 13.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers, for long duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The affiliated reinsurance agreements are described further in Note 13.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Reinsurance amounts included in the Company's Consolidated Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, are as follows:

                                                           2012           2011          2010
                                                      -------------- -------------- -------------

                                                                    (in thousands)
Premiums                                              $    1,221,990 $    1,127,239 $   1,061,881
Reinsurance ceded                                        (1,153,854)    (1,054,452)     (995,489)
                                                      -------------- -------------- -------------
  Premiums                                            $       68,136 $       72,787 $      66,392
                                                      ============== ============== =============

Direct policy charges and fees                        $    2,048,167 $    1,445,303 $   1,032,261
Reinsurance ceded                                          (513,404)      (335,808)     (441,214)
                                                      -------------- -------------- -------------
  Policy charges and fees                             $    1,534,763 $    1,109,495 $     591,047
                                                      ============== ============== =============

Policyholders' benefits ceded                         $      854,721 $      742,529 $     678,782
Realized capital gains (losses) net, associated with
 derivatives                                          $     (53,842) $    1,185,096 $   (497,195)

Reinsurance premiums ceded for interest-sensitive life products are accounted for as a reduction of policy charges and fee income. Reinsurance premiums ceded for term insurance products are accounted for as a reduction of premiums.

Realized investment gains and losses include the impact of reinsurance agreements that are accounted for as embedded derivatives. Changes in the fair value of the embedded derivatives are recognized through "Realized investment gains (losses)." The Company has entered into reinsurance agreements to transfer the risk related to certain living benefit options on variable annuities to Pruco Re. The Company also entered into an agreement with UPARC (See Note 13) to reinsure a portion of the no-lapse guarantee provision on certain universal life products. These reinsurance agreements are derivatives and have been accounted for in the same manner as an embedded derivative. See
Note 11 for additional information related to the accounting for embedded derivatives.

Reinsurance recoverables included in the Company's Consolidated Statements of Financial Position at December 31, were as follows:

                                                 2012               2011
                                          ------------------ ------------------

                                                     (in thousands)
Domestic life insurance-affiliated        $        4,619,282 $        3,876,626
Domestic individual annuities-affiliated           1,287,660            869,159
Domestic life insurance-unaffiliated                   9,673              (658)
Taiwan life insurance-affiliated                   1,115,560            983,989
                                          ------------------ ------------------
                                          $        7,032,175 $        5,729,116
                                          ================== ==================

Substantially all reinsurance contracts are with affiliates as of December 31, 2012 and 2011. These contracts are described further in Note 13.

The gross and net amounts of life insurance face amount in force as of December 31, were as follows:

                                                  2012                2011                2010
                                           ------------------- ------------------- -------------------

                                                                 (in thousands)
Gross life insurance face amount in force  $       612,238,145 $       569,684,855 $       546,708,450
Reinsurance ceded                                (557,559,303)       (517,857,797)       (492,314,245)
                                           ------------------- ------------------- -------------------
Net life insurance face amount in force    $        54,678,842 $        51,827,058 $        54,394,205
                                           =================== =================== ===================

7.  CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals ("return of net deposits"), (2) total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"), or
(3) the highest contract value on a specified date minus any withdrawals ("contract value"). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


The Company also issues annuity contracts with market value adjusted investment options ("MVAs"), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a "market adjusted value" if surrendered prior to maturity or if funds are allocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable. The Company also issues fixed deferred annuity contracts without MVA that have a guaranteed credited rate and annuity benefit.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse ("no lapse guarantee"). Variable life and variable universal life contracts are offered with general and separate account options similar to variable annuities.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as "Separate account assets" with an equivalent amount reported as "Separate account liabilities." Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in "Policy charges and fee income" and changes in liabilities for minimum guarantees are generally included in "Policyholders' benefits."

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior used in the original pricing of these products.

The Company's contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within "Future policy benefits." As of December 31, 2012 and 2011, the Company had the following guarantees associated with these contracts, by product and guarantee type:

                                       December 31, 2012                    December 31, 2011
                               ----------------------------------   ----------------------------------

                               In the Event of  At Annuitization/   In the Event of  At Annuitization/
                                    Death       Accumulation (1)         Death       Accumulation (1)
                               ----------------------------------   ----------------------------------
Variable Annuity Contracts                                 (in thousands)

Return of Net Deposits
Account value                  $     55,348,881       $       N/A   $     37,091,904  $            N/A
Net amount at risk                      144,758               N/A   $        947,037               N/A
Average attained age of
 contractholders                             61               N/A                 60               N/A
Minimum return or contract
 value
Account value                  $     17,627,105       $64,710,758   $     14,074,097  $     43,987,117
Net amount at risk             $      1,937,955       $ 2,177,244   $      2,571,505  $      3,048,978
Average attained age of
 contractholders                             66                61                 66                60
Average period remaining
 until earliest expected
 annuitization                              N/A        0.23 years                N/A        0.55 years

(1)Includes income and withdrawal benefits as described herein

                                                               December 31, 2012    December 31, 2011
                                                             ------------------- ---------------------

                                                                       In the Event of Death
                                                             -----------------------------------------
                                                                          (in thousands)
Variable Life, Variable Universal Life and
Universal Life Contracts
No Lapse Guarantees
Separate account value                                       $         2,686,820 $           2,418,679
General account value                                        $         2,922,481 $           2,089,347
Net amount at risk                                           $        66,004,950 $          54,917,077
Average attained age of contractholders                                 52 years              52 years

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

                       December 31, 2012    December 31, 2011
                    -------------------- --------------------

                                 (in thousands)
Equity funds                 $42,765,421          $23,180,461
Bond funds                    24,280,753           23,125,115
Money market funds             3,618,360            2,493,553
                    -------------------- --------------------
Total                        $70,664,534          $48,799,129
                    ==================== ====================

In addition to the above mentioned amounts invested in separate account investment options, $2.311 billion and $2.367 billion of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA feature, were invested in general account investment options in 2012 and 2011, respectively. In 2012, 2011 and 2010 there were no gains or losses on transfers of assets from the general account to a separate account.

Liabilities for Guaranteed Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits ("GMDB") and guaranteed minimum income benefits ("GMIB") are included in "Future policy benefits" and the related changes in the liabilities are included in "Policyholders' benefits." Guaranteed minimum income and withdrawal benefits ("GMIWB"), guaranteed minimum withdrawal benefits ("GMWB") and guaranteed minimum accumulation benefits ("GMAB") features are considered to be bifurcated embedded derivatives and are recorded at fair value. Changes in the fair value of these derivatives, including changes in the Company's own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in "Realized investment gains (losses), net." See
Note 10 for additional information regarding the methodology used in determining the fair value of these embedded derivatives. The liabilities for GMAB, GMWB and GMIWB are included in "Future policy benefits."

                                                                                 GMWB/GMIWB/
                                                GMDB                      GMIB      GMAB       Total
                                 -----------------------------------     ------------------- ----------
                                 Variable Annuity   Variable Life,        Variable Annuity
                                                  Variable Universal
                                                   Life & Universal
                                                         Life

                                                            (in thousands)
Balance as of December 31, 2009         $  79,923          $ 143,171     $26,539  $ (17,539) $  232,094
Incurred guarantee benefits (1)             5,522             18,496         361   (435,284)  (410,905)
Paid guarantee benefits                  (36,616)              (560)       (182)           -   (37,358)
                                 ---------------- ------------------ -   ------- ----------- ----------

Balance as of December 31, 2010         $  48,829          $ 161,107     $26,718  $(452,823) $(216,169)
Incurred guarantee benefits (1)            87,111             66,082       7,120   1,365,810  1,526,123
Paid guarantee benefits                  (38,305)            (2,280)       (828)           -   (41,413)
                                 ---------------- ------------------ -   ------- ----------- ----------

Balance as of December 31, 2011         $  97,635          $ 224,909     $33,010  $  912,987 $1,268,541
Incurred guarantee benefits (1)           145,022             94,007      21,916     504,903    765,848
Paid guarantee benefits                  (40,590)           (13,929)       (540)           -   (55,059)
                                 ---------------- ------------------ -   ------- ----------- ----------

Balance as of December 31, 2012         $ 202,067          $ 304,987     $54,386  $1,417,890 $1,979,330
                                 ================ ================== =   ======= =========== ==========

(1) Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be embedded derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The GMIB liability associated with variable annuities is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue (or, in the case of acquired contracts, at the acquisition date), the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The GMIB liability associated with fixed annuities is determined each period by estimating the present value of projected income benefits in excess of the account balance. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company's GMAB features are the guaranteed return option ("GRO") features, which includes an asset transfer feature that reduces the Company's exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder accesses the guaranteed remaining balance through defined annual payments. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a "withdrawal" option or an "income" option. The withdrawal option (which was available under only one of the GMIWBs the Company no longer offers) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company's GMIWBs) in general guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic rebalancing element that reduces the Company's exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

As part of its risk management strategy, the Company limits its exposure to these risks through a combination of product design elements, such as an asset transfer feature and affiliated reinsurance agreements. The asset transfer feature, included in the design of certain optional living benefits, transfers assets between certain variable investments selected by the annuity contractholder and, depending on the benefit feature, a fixed rate account in the general account or a bond portfolio within the separate accounts. The transfers are based on the static mathematical formula, used with the particular optional benefit, which considers a number of factors, including, but not limited to, the impact of investment performance of the contractholder total account value. In general, but not always, negative investment performance may result in transfers to a fixed-rate account in the general account or a bond portfolio within the separate accounts, and positive investment performance may result in transfers back to contractholder-selected variable investments. Other product design elements utilized for certain products to manage these risks include asset allocation restrictions and minimum issuance age requirements. For risk management purposes the Company segregates the variable annuity living benefit features into those that include the asset transfer feature including certain GMIWB riders and certain GMAB riders that feature the GRO policyholder benefits; and those that do not include the asset transfer feature, including certain legacy GMIWB, GMWB, GMAB and GMIB riders. Living benefit riders that include the asset transfer feature also include GMDB riders, and as such the GMDB risk in these riders also benefits from the asset transfer feature.

Sales Inducements

The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in "Deferred Sales Inducements" in the Company's Statements of Financial Position. The Company offers various types of sales inducements. These inducements include: (1) a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's initial deposit and (2) additional credits after a certain number of years a contract is held. Changes in deferred sales inducements, reported as "Interest credited to policyholders' account balances," are as follows:

                                                            2012                   2011                   2010
                                                   --------------------------------------------------------------------

                                                                              (in thousands)

Balance, beginning of year                         $              542,742 $              537,943 $              296,341
Capitalization                                                    198,955                289,642                246,006
Amortization-Impact of assumption and experience
 unlocking and true-ups                                            53,108               (24,919)                 15,638
Amortization-All other                                            (9,985)              (260,964)               (26,373)
Change in unrealized investment gains (losses)                      3,071                  1,040                  6,330
                                                   ---------------------- ---------------------- ----------------------
Balance, end of year                               $              787,891 $              542,742 $              537,943
                                                   ====================== ====================== ======================

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


8.  STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) for the Company amounted to $591 million, ($589) million, and $277 million for the years ended December 31, 2012, 2011, and 2010, respectively. Statutory surplus of the Company amounted to $2,211 million and $1,496 million at December 31, 2012 and 2011, respectively.

The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Prescribed statutory accounting practices include publications of the NAIC, state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

The Company is subject to Arizona law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the Arizona Department of Insurance. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the greater of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, there is a capacity to pay a dividend of $599 million in 2013 without prior approval. In 2011 and 2012, there were no dividends nor any returns of capital paid by the Company to the parent company. The Company paid a dividend of $100 million in 2010, of which $90 million was considered an ordinary dividend and $10 million was considered an extraordinary dividend.

9.  INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

                                                                          2012              2011               2010
                                                                   ------------------ ----------------- ------------------

                                                                                       (in thousands)
Current tax expense (benefit):
U.S.                                                                $         216,654  $         42,474  $         157,318
                                                                   ------------------ ----------------- ------------------
Total                                                                         216,654            42,474            157,318
                                                                   ------------------ ----------------- ------------------

Deferred tax expense (benefit):
U.S.                                                                         (35,614)         (263,930)           (29,219)
                                                                   ------------------ ----------------- ------------------
Total                                                                        (35,614)         (263,930)           (29,219)
                                                                   ------------------ ----------------- ------------------

Total income tax expense on continuing operations                             181,040         (221,456)            128,099
Total income tax expense (benefit) reported in equity related to:
  Other comprehensive income (loss)                                            29,258            16,417             50,137
  Additional paid-in capital                                                  (9,540)             1,908           (17,169)
                                                                   ------------------ ----------------- ------------------
Total income tax expense (benefit)                                  $         200,758  $      (203,131)  $         161,067
                                                                   ================== ================= ==================

The Company's income (loss) from continuing operations before income taxes includes income (loss) from domestic operations of $865.4 million, ($354.2) million and $517.0 million, and no income from foreign operations for the years ended December 31, 2012, 2011 and 2010, respectively.

The Company's actual income tax expense for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and cumulative effect of accounting change for the following reasons:

                                                                   2012               2011               2010
                                                             -------------------------------------------------------

                                                                                 (in thousands)

Expected federal income tax expense                           $        302,882  $        (123,964)  $        180,944
Non-taxable investment income                                        (108,463)            (81,031)          (46,161)
Tax credits                                                           (14,460)            (15,977)           (5,553)
Other                                                                    1,081               (484)           (1,131)
                                                             ----------------- ------------------- -----------------
Total income tax expense (benefit) on continuing operations   $        181,040  $        (221,456)  $        128,099
                                                             ================= =================== =================

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                               2012                 2011
                                       -----------------------------------------
                                                    (in thousands)
Deferred tax assets
  Insurance reserves                    $          1,436,802  $          995,018
  Other                                                  824                   -
                                       --------------------- -------------------
  Deferred tax assets                   $          1,437,626  $          995,018
                                       --------------------- -------------------

Deferred tax liabilities
  Deferred policy acquisition costs     $            960,414  $          594,677
  Deferred annuity bonus                             275,762             189,960
  Net unrealized gains on securities                 176,441             147,787
  Investments                                          2,315              55,073
  Other                                                    -                 723
                                       --------------------- -------------------
  Deferred tax liabilities                         1,414,932             988,220
                                       --------------------- -------------------
Net deferred tax asset (liability)      $             22,694  $            6,798
                                       ===================== ===================

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal;
(4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards;
(5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The company had no valuation allowance as of December 31, 2012, 2011 and 2010.

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of deferred tax asset that is realizable.

The Company's unrecognized tax benefits for the years ended December 31 are as follows:

                                                                                                2012        2011         2010
                                                                                              --------- ------------ ------------
                                                                                                        (in thousands)

Balance at January 1,                                                                     $         113 $      1,620 $      6,743
Increases in unrecognized tax benefits                                                              464            -            -
(Decreases) in unrecognized tax benefits                                                              -      (1,507)      (5,123)
Settlements with taxing authorities                                                               (577)            -            -
                                                                                              -----------------------------------
Balance at December 31,                                                                   $           - $        113 $      1,620
                                                                                              ===================================

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate              -            -        1,490
                                                                                              ===================================

The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). The amounts recognized in the consolidated financial statements for tax-related interest and penalties for the years ended December 31, are as follows:

                                                       2012         2011            2010
                                                   --------------------------------------------

                                                                  (in thousands)

Interest and penalties recognized in the
 consolidated statements of operations             $          - $          - $          (1,100)
Interest and penalties recognized in liabilities
 in the consolidated statements of financial
 position                                          $          - $          - $                -

The Company's liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the Internal Revenue Service ("IRS") or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Federal statute of limitations for the 2004 through 2006 tax years will expire in November 2013, unless extended. The Federal statute of limitations for the 2007 through 2008 tax years will expire in December 2013, unless extended. Tax years 2009 through 2011 are still open for IRS examination.

During 2004 through 2006, the Company's parent, Prudential Financial, Inc., entered into two transactions that involved, among other things, the payment of foreign income taxes that were credited against the Company's U.S. tax liability. On May 23, 2011, the IRS issued notices of proposed adjustments disallowing the foreign tax credits claimed and related transaction expenses. The total amount of the proposed adjustments for the

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------

transactions was approximately $200 million of tax and penalties. During the fourth quarter of 2011, the Company reached agreement with the IRS on the resolution of the proposed foreign tax credits disallowance. The impact to the 2011 results attributable to the settlement was an increase to tax expense of approximately $93 million. The settlement of the foreign tax credit transactions for 2004 through 2006 marked the conclusion of the IRS audits for those years. As a result, all unrecognized tax positions plus interest relating to tax years prior to 2007 were recognized in 2011. As such, 2011 benefited from a reduction to the liability for unrecognized tax benefits of $70 million, including the impact from the foreign tax credit disallowance.

The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.

The dividends received deduction ("DRD") reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income shown in the table above, and, as such, is a significant component of the difference between the Company's effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2011, current year results, and was adjusted to take into account the current year's equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company's taxable income before the DRD.

In August 2007, the IRS released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address through new guidance the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. In May 2010, the IRS issued an Industry Director Directive ("IDD") confirming that the methodology for calculating the DRD set forth in Revenue Ruling 2007-54 should not be followed. The IDD also confirmed that the IRS guidance issued before Revenue Ruling 2007-54, which guidance the Company relied upon in calculating its DRD, should be used to determine the DRD. For the last several years, the revenue proposals included in the Obama Administration's budgets included a proposal that would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through guidance or legislation, could increase actual tax expense and reduce the Company's consolidated net income. These activities had no impact on the Company's 2010, 2011 or 2012 results.

For tax years 2007 through 2012, the Company is participating in the IRS's Compliance Assurance Program ("CAP"). Under CAP, the IRS assigns an examination team to review completed transactions contemporaneously during these tax years in order to reach agreement with the Company on how they should be reported in the tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax returns are filed. It is management's expectation this program will shorten the time period between the filing of the Company's federal income tax returns and the IRS's completion of its examination of the returns.

10.  FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement - Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company's Level 1 assets and liabilities primarily include certain cash equivalents, short term investments and equity securities that trade on an active exchange market.

Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company's Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not actively trade and are priced based on a net asset value), certain short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter derivatives.

Level 3 - Fair value is based on at least one or more significant unobservable inputs for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company's Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, certain consolidated real estate funds for which the Company is the general partner, and embedded derivatives resulting from certain products with guaranteed benefits.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Assets and Liabilities by Hierarchy Level - The tables below present the balances of assets and liabilities measured at fair value on a recurring basis, as of the dates indicated.

                                                                                     As of December 31, 2012
                                                    ----------------------------------------------------------------------

                                                        Level 1          Level 2           Level 3          Netting (2)
                                                    ---------------- ---------------- ------------------ -----------------

                                                                                          (in thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S.
 government authorities and agencies                $              - $        187,619 $                - $               -
Obligations of U.S. states and their political
 subdivisions                                                      -           85,197                  -                 -
Foreign government bonds                                           -           27,511                  -                 -
Corporate securities                                               -        4,561,653             36,981                 -
Asset-backed securities                                            -          264,747            108,727                 -
Commercial mortgage-backed securities                              -          489,421                  -                 -
Residential mortgage-backed securities                             -          373,909                  -                 -
                                                    ---------------- ---------------- ------------------ -----------------
 Sub-total                                                         -        5,990,057            145,708                 -
Trading account assets:
Corporate securities                                               -                -                  -                 -
Asset-backed securities                                            -            4,008                  -                 -
Commercial mortgage-backed securities                              -            4,091                  -                 -
Equity securities                                                  -                -              3,277                 -
                                                    ---------------- ---------------- ------------------ -----------------
 Sub-total                                                         -            8,099              3,277                 -
Equity securities, available for sale                          2,683              155              1,489                 -
Short-term investments                                        81,308           31,029                  -                 -
Cash equivalents                                              10,305          307,394                  -                 -
Other long-term investments                                        -          187,384                988          (68,689)
Reinsurance recoverables                                           -                -          1,287,157                 -
Other assets                                                       -          184,128              1,995                 -
                                                    ---------------- ---------------- ------------------ -----------------
 Sub-total excluding separate account assets                  94,296        6,708,246          1,440,614          (68,689)

Separate account assets (1)                                  345,437       80,293,584            248,255                 -
                                                    ---------------- ---------------- ------------------ -----------------
   Total assets                                     $        439,733 $     87,001,830 $        1,688,869 $        (68,689)
                                                    ================ ================ ================== =================
Future policy benefits                              $              - $              - $        1,417,891 $               -
Other liabilities                                                  -           68,689                  -          (68,689)
                                                    ---------------- ---------------- ------------------ -----------------
   Total liabilities                                $              - $         68,689 $        1,417,891 $        (68,689)
                                                    ================ ================ ================== =================

                                                    --------------------

                                                           Total
                                                    -------------------


Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S.
 government authorities and agencies                $           187,619
Obligations of U.S. states and their political
 subdivisions                                                    85,197
Foreign government bonds                                         27,511
Corporate securities                                          4,598,634
Asset-backed securities                                         373,474
Commercial mortgage-backed securities                           489,421
Residential mortgage-backed securities                          373,909
                                                    -------------------
 Sub-total                                                    6,135,765
Trading account assets:
Corporate securities                                                  -
Asset-backed securities                                           4,008
Commercial mortgage-backed securities                             4,091
Equity securities                                                 3,277
                                                    -------------------
 Sub-total                                                       11,376
Equity securities, available for sale                             4,327
Short-term investments                                          112,337
Cash equivalents                                                317,699
Other long-term investments                                     119,683
Reinsurance recoverables                                      1,287,157
Other assets                                                    186,123
                                                    -------------------
 Sub-total excluding separate account assets                  8,174,467

Separate account assets (1)                                  80,887,276
                                                    -------------------
   Total assets                                     $        89,061,743
                                                    ===================
Future policy benefits                              $         1,417,891
Other liabilities                                                     -
                                                    -------------------
   Total liabilities                                $         1,417,891
                                                    ===================

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


                                                                                        As of December 31, 2011 (3)
                                                              --------------------------------------------------------------
                                                                 Level 1        Level 2         Level 3        Netting (2)
                                                              -------------- -------------- ---------------- ---------------
                                                                                               (in thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S. government
 authorities and agencies                                     $            - $      153,704 $          4,696 $             -
Obligations of U.S. states and their political subdivisions                -         36,151                -               -
Foreign government bonds                                                   -         39,035                -               -
Corporate securities                                                       -      4,047,206           23,720               -
Asset-backed securities                                                    -        310,816           62,429               -
Commercial mortgage-backed securities                                      -        542,323                -               -
Residential mortgage-backed securities                                     -        324,044                -               -
                                                              -------------- -------------- ---------------- ---------------
   Sub-total                                                               -      5,453,279           90,845               -
Trading account assets:
Asset-backed securities                                                    -         17,419                -               -
Commercial mortgage-backed securities                                      -          5,062                -               -
Equity securities                                                          -              -            3,362               -
                                                              -------------- -------------- ---------------- ---------------
   Sub-total                                                               -         22,481            3,362               -

Equity securities, available for sale                                  5,617              -            2,652               -
Short-term investments                                               101,608        181,673                -               -
Cash equivalents                                                      42,158        191,920                -               -
Other long term investments                                                -        180,603              686        (57,612)
Reinsurance recoverables                                                   -              -          868,824               -
Other assets                                                               -        192,824                                -
                                                              -------------- -------------- ---------------- ---------------
   Sub-total excluding separate account assets                       149,383      6,222,780          966,369        (57,612)

Separate account assets (1)                                        1,803,852     56,130,595          222,324               -
                                                              -------------- -------------- ---------------- ---------------
   Total assets                                               $    1,953,235 $   62,353,375 $      1,188,693 $      (57,612)
                                                              ============== ============== ================ ===============
Future policy benefits                                        $            - $            - $        912,988 $             -
Other liabilities                                                          -         57,612                -        (57,612)
                                                              -------------- -------------- ---------------- ---------------
   Total liabilities                                          $            - $       57,612 $        912,988 $      (57,612)
                                                              ============== ============== ================ ===============

                                                              ------------------
                                                                    Total
                                                              -----------------

Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S. government
 authorities and agencies                                     $         158,400
Obligations of U.S. states and their political subdivisions              36,151
Foreign government bonds                                                 39,035
Corporate securities                                                  4,070,926
Asset-backed securities                                                 373,245
Commercial mortgage-backed securities                                   542,323
Residential mortgage-backed securities                                  324,044
                                                              -----------------
   Sub-total                                                          5,544,124
Trading account assets:
Asset-backed securities                                                  17,419
Commercial mortgage-backed securities                                     5,062
Equity securities                                                         3,362
                                                              -----------------
   Sub-total                                                             25,843

Equity securities, available for sale                                     8,269
Short-term investments                                                  283,281
Cash equivalents                                                        234,078
Other long term investments                                             123,677
Reinsurance recoverables                                                868,824
Other assets                                                            192,824
                                                              -----------------
   Sub-total excluding separate account assets                        7,280,920

Separate account assets (1)                                          58,156,771
                                                              -----------------
   Total assets                                               $      65,437,691
                                                              =================
Future policy benefits                                        $         912,988
Other liabilities                                                             -
                                                              -----------------
   Total liabilities                                          $         912,988
                                                              =================

(1) Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Consolidated Statements of Financial Position.
(2) "Netting" amounts represent the impact of offsetting asset and liability positions held with the same counterparty.
(3) Includes reclassifications to conform to current period presentation.

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.

Fixed Maturity Securities - The fair values of the Company's public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from third party pricing services is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.

Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may over-ride the information with an internally-developed valuation. As of December 31, 2012 and December 31, 2011, over-rides on a net basis were not material. Pricing service over-rides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.

The fair value of private fixed maturities, which are comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using a discounted cash flow model. If the fair value is determined using pricing inputs that are observable in the market, the securities have been reflected within Level 2; otherwise a Level 3 classification is used.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Private fixed maturities also include debt investments in funds that, pay a stated coupon and, a return based upon the results of the underlying portfolios. The fair values of these securities are determined by reference to the funds' net asset value ("NAV"). Since the NAV at which the funds trade can be observed by redemption and subscription transactions between third parties, the fair values of these investments have been reflected within Level 2 in the fair value hierarchy.

Trading Account Assets - Trading account assets consist primarily of asset-backed securities, perpetual preferred stock and commercial mortgage-backed securities whose fair values are determined consistent with similar instruments described above under "Fixed Maturity Securities" and below under "Equity Securities."

Equity Securities - Equity securities consist principally of investments in common and preferred stock of publicly traded companies, perpetual preferred stock, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of perpetual preferred stock are based on inputs obtained from independent pricing services that are primarily based on indicative broker quotes. As a result, the fair values of perpetual preferred stock are classified as Level 3.

Derivative Instruments - Derivatives are recorded at fair value either as assets, within "Other long-term investments," or as liabilities, within "Other liabilities," except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, non-performance risk, liquidity and other factors. Liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.

The majority of the Company's derivative positions are traded in the over-the-counter ("OTC") derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company's policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate, cross currency swaps, currency forward contracts and single name credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black Scholes option pricing models. These models' key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, non-performance risk, volatility and other factors.

To reflect the market's perception of its own and the counterparty's non-performance risk, the Company incorporates additional spreads over London Interbank Offered Rate ("LIBOR") into the discount rate used in determining the fair value of OTC derivative assets and liabilities that are not otherwise collateralized.

Derivatives classified as Level 3 include structured products. These derivatives are valued based upon models (such as Monte Carlo simulation models and other techniques) with some significant unobservable market inputs or inputs (e.g. interest rates, equity indices, dividend yields, etc.) from less actively traded markets(e.g., model-specific input values, including volatility parameters, etc.). Level 3 methodologies are validated through periodic comparison of the Company's fair values to broker-dealer values. As of December 31, 2012 and December 31, 2011, there were derivatives with the fair value of $0.2 million and $0.1 million, respectively, classified within Level 3, and all other derivatives were classified within Level 2. See Note 11 for more details on the fair value of derivative instruments by primary underlying.

Cash Equivalents and Short-Term Investments - Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and, these investments have primarily been classified within Level 2.

Separate Account Assets - Separate Account Assets include fixed maturity securities, treasuries, equity securities and real estate investments for which values are determined consistent with similar instruments described above under "Fixed Maturity Securities," "Equity Securities" and "Other Long-Term Investments."

Other Assets - Other assets carried at fair value include affiliated bonds within our legal entity whose fair value are determined consistent with similar securities described above under "Fixed Maturity Securities" managed by affiliated asset managers.

Reinsurance Recoverables - Reinsurance recoverables carried at fair value include the reinsurance of our living benefit guarantees on certain of our variable annuities. These reinsurance recoverables are valued in the same manner as the living benefit guarantees as described below in "Future Policy Benefits".

The Company also has an agreement with UPARC, an affiliated captive reinsurance company, to reinsure risks associated with the no-lapse guarantee provision available on a portion of certain universal life products (See Note 13). Under this agreement, the Company pays a premium to UPARC to reinsure the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision. Reinsurance of this risk is accounted for as an embedded derivative which is included in "Reinsurance recoverables". The fair value of this embedded derivative is the present

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------

value of expected reimbursement from UPARC for cost of insurance charges the Company is unable to collect from policyholders, less the present value of reinsurance premiums that is attributable to the embedded derivative feature. This methodology could result in either an asset or liability, given changes in capital market conditions and various policyholder behavior assumptions. Significant inputs to the valuation model for this embedded derivative include capital market assumptions, such as interest rates, the Company's market-perceived risk of the counterparty, UPARC's non-performance ("NPR"), and various assumptions that are actuarially determined, including lapse rates, premium payment patterns, and mortality rates. This embedded derivative had a value of zero at December 31, 2012 and December 31, 2011 primarily due to NPR.

Future Policy Benefits - The liability for future policy benefits primarily includes general account liabilities for the optional living benefit features of the Company's variable annuity contracts, including guaranteed minimum accumulation benefits ("GMAB"), guaranteed minimum withdrawal benefits ("GMWB") and guaranteed minimum income and withdrawal benefits ("GMIWB"), accounted for as embedded derivatives. The fair values of the GMAB, GMWB, and GMIWB liabilities are calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various policyholder behavior assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate and implied volatility assumptions, the Company's market-perceived risk of its own non-performance ("NPR"), as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Capital market inputs and actual policyholders' account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets, and implied volatility. In the risk neutral valuation, interest rates are used to both grow the policyholders' account values and discount all projected future cash flows. The Company's discount rate assumption is based on the LIBOR swap curve adjusted for an additional spread over LIBOR to reflect NPR.

Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon historical experience giving consideration to any observable market data, including available industry studies or market transactions such as acquisitions and reinsurance transactions. These assumptions are generally updated in the third quarter of each year unless a material change that the Company feels is indicative of a long term trend is observed in an interim period.

Transfers between Levels 1 and 2 -During the year ended December 31, 2012, $1.9 million of mutual fund shares were transferred from Level 1 to Level 2 in the Company's Separate Account due to the fund's net asset value no longer being available to the public. There were no transfers between Levels 1 and 2 for the years ended December 31, 2011 and 2010.

Level 3 Assets and Liabilities by Price Source - The table below presents the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources.

                                                              As of December 31, 2012
                                                ---------------------------------------------------
                                                 Internal (1)       External (2)         Total
                                                ---------------   ---------------   ---------------
                                                                  (in thousands)
Corporate securities                                     31,356             5,625            36,981
Asset-backed securities                                   5,929           102,798           108,727
Equity securities                                         1,489             3,277             4,766
Other long-term investments                                 232               756               988
Reinsurance recoverables                              1,287,157                 -         1,287,157
Other Assets                                                  -             1,995             1,995
                                                ---------------   ---------------   ---------------
  Sub-total excluding separate account assets         1,326,163           114,451         1,440,614

Separate account assets                                  77,286           170,969           248,255
                                                ---------------   ---------------   ---------------
  Total assets                                  $     1,403,449   $       285,420   $     1,688,869
                                                ===============   ===============   ===============
Future policy benefits                          $     1,417,891   $             -   $     1,417,891
                                                ---------------   ---------------   ---------------
  Total liabilities                             $     1,417,891   $             -   $     1,417,891
                                                ===============   ===============   ===============

(1) Represents valuations reflecting both internally-derived and market inputs, as well as third-party pricing information or quotes. See below for additional information related to internally developed valuation for significant items in the above table.
(2) Represents unadjusted prices from independent pricing services and independent indicative broker quotes where pricing inputs are not readily available.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Quantitative Information Regarding Internally Priced Level 3 Assets and Liabilities - The table below presents quantitative information on significant internally-priced Level 3 assets and liabilities for which the investment risks associated with market value changes are borne by the Company.

                                                                     As of December 31, 2012
                          ---------------------------------------------------------------------------------------

                                                                                             Range (Weighted
                            Fair Value     Valuation Techniques     Unobservable Inputs          Average)
                          -------------- ----------------------  ------------------------ -----------------------
                                                  (in thousands)
Assets:

Corporate securities      $       31,356 Discounted cash flow    Discount rate            8.90% - 17.50%(10.60%)
                                         Cap at call price       Call price                           100%(100%)
                                         Liquidation             Liquidation value                98% - 98%(98%)
------------------------------------------------------------------------------------------------------------------
Reinsurance recoverables  $    1,287,157 Fair values are determined in the same manner as future policy benefits
------------------------------------------------------------------------------------------------------------------
Liabilities:

Future policy benefits    $    1,417,891 Discounted cash flow    Lapse rate (2)                         0% - 14%

                                                                 NPR spread (3)                    0.20% - 1.60%
                                                                 Utilization rate (4)                  70% - 94%
                                                                 Withdrawal rate (5)                  85% - 100%
                                                                 Mortality rate (6)                     0% - 13%
                                                                 Equity Volatility curve               19% - 34%
------------------------------------------------------------------------------------------------------------------

                          -----------------------
                            Impact of Increase in
                           Input on Fair Value
                                   (1)
                          -----------------------

Assets:

Corporate securities             Decrease
                                 Increase
                                 Increase
--------------------------------------------------
Reinsurance recoverables
--------------------------------------------------
Liabilities:

Future policy benefits           Decrease

                                 Decrease
                                 Increase
                                 Increase
                                 Decrease
                                 Increase
--------------------------------------------------

(1)Conversely, the impact of a decrease in input would have the opposite impact for the fair value as that presented in the table.
(2)Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed amount and the current policyholder account value as well as other factors, such as the applicability of any surrender charges. A dynamic lapse adjustment reduces the base lapse rate when the guaranteed amount is greater than the account value, as in-the-money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower for the period where surrender charges apply.
(3)To reflect NPR, the Company incorporates an additional spread over LIBOR into the discount rate used in the valuation of individual living benefit contracts in a liability position and generally not to those in a contra-liability position. In determining the NPR spread, the Company believes it appropriate to reflect the financial strength ratings of the Company as these are insurance liabilities and senior to debt. The additional spread over LIBOR is determined taking into consideration publicly available information relating to the financial strength of the Company adjusted for any illiquidity risk premium.
(4)The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration, and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilizing the benefit. These assumptions vary based on the product type, the age of the contractholder and the age of the contracts. The impact of changes in these assumptions is highly dependent on the contract type and age of the contractholder at the time of the sale and the timing of the first lifetime income withdrawal.
(5)The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. The fair value of the liability will generally increase the closer the withdrawal rate is to 100%.
(6)Range reflects the mortality rate for the vast majority of business with living benefits, with policyholders ranging from 35 to 90 years old. While the majority of living benefits have a minimum age requirement, certain benefits do not have an age restriction. This results in contractholders for certain benefits with mortality rates approaching 0%. Based on historical experience, the Company applies a set of age and duration specific morality rate adjustments compared to standard industry tables. A mortality improvement assumption is also incorporated into the overall mortality table.

Separate Account Assets - In addition to the significant internally-priced Level 3 assets and liabilities presented and described above, the Company also has internally-priced separate account assets reported within Level 3. Changes in the fair value of separate account assets are borne by customers and thus are offset by changes in separate account liabilities on the Company's Consolidated Statement of Financial Position. As a result, changes in value associated with these investments do not impact the Company's Consolidated Statement of Operations. In addition, fees earned by the Company related to the management of most separate account assets classified as Level 3 do not change due to changes in the fair value of these investments. Quantitative information about significant internally-priced Level 3 separate account assets is as follows:

Other Invested Assets - Separate account assets include $77.3 million of investments in real estate fund as of December 31, 2012 that are classified as Level 3 and reported at fair value which is determined by the Company's equity in net assets of the entities. Fair value estimates of real estate are based on property appraisal reports prepared by independent real estate appraisers. Key inputs and assumptions to the appraisal process include rental income and expense amounts, related growth rates, discount rates and capitalization rates. Because of the subjective nature of inputs and the judgment involved in the appraisal process, real estate investments are typically included in the Level 3 Classification. Key unobservable inputs to real estate valuation include capitalization rates, which range from 5.5% to 9.5% (7.3% weighted average) and discount rates, which range from 7.0% to 11.5% (8.3% weighted average).

Valuation Process for Fair Value Measurements Categorized within Level 3 - The Company has established an internal control infrastructure over the valuation of financial instruments that requires ongoing oversight by its various Business Groups. These management control functions are segregated from the trading and investing functions. For invested assets, the Company has established oversight teams, often in the form of Pricing Committees within each asset management group. The teams, which typically include representation from investment, accounting, operations, legal and other disciplines are responsible for overseeing and monitoring the pricing of the Company's investments and performing periodic due diligence reviews of independent pricing services. An actuarial valuation unit oversees the valuation of optional living benefit features of the Company's variable annuity contracts. The valuation unit works with segregated modeling and database administration teams to validate the appropriateness of input data and logic, data flow and implementation.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


The Company has also established policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of investment prices against market activity or indicators of reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. For optional living benefit features of the Company's variable annuity products, the valuation unit periodically performs baseline testing of contract input data and actuarial assumptions are reviewed at least annually, and updated based upon historical experience giving consideration to any observable market data, including available industry studies. The valuation policies and guidelines are reviewed and updated as appropriate.

Within the trading and investing functions, the Company has established policies and procedures that relate to the approval of all new transaction types, transaction pricing sources and fair value hierarchy coding within the financial reporting system. For variable annuity product changes or new launches of optional living benefit features, the actuarial valuation unit validates input logic and new product features and agrees new input data directly to source documents.

Changes in Level 3 assets and liabilities - The following tables provide summaries of the changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods.

                                                            Year Ended December 31, 2012
                            --------------------------------------------------------------------------------------------
                                          Fixed Maturities Available For Sale
                            --------------------------------------------------------------

                                                                                                Trading
                                                                                Commercial      Account        Equity
                                                                  Asset-        Mortgage-        Assets      Securities,
                            U.S. Treasury      Corporate          Backed          Backed        - Equity      Available
                             Securities        Securities       Securities      Securities     Securities     for Sale
                            -----------------------------------------------------------------------------------------------
                                                                   (in thousands)
Fair Value, beginning of
 period
 assets/(liabilities)       $       4,696    $      23,720    $      62,429    $         -    $     3,362    $     2,652
 Total gains (losses)
   (realized/unrealized):
   Included in earnings:
    Realized investment
     gains (losses), net                -           (3,454)             687              -              -         (1,423)
    Asset management
     fees and other
     income                             -                -                -              -            (35)             -
   Included in other
    comprehensive income
    (loss)                              4            4,070            2,840            (65)             -            264
 Net investment income                  -              101              364              3              -              -
 Purchases                              -            8,714           62,524              -              -              -
 Sales                                  -              (89)               -              -              -              -
 Issuances                              -                -                -              -              -              -
 Settlements                            -           (8,656)         (14,566)        (2,496)           (50)             -
 Transfers into Level 3
   (2)                                  -           23,995            5,702          5,246              -              -
 Transfers out of Level
   3 (2)                                -          (16,120)         (11,253)        (2,688)             -             (4)
 Other (4)                         (4,700)           4,700                -              -              -              -
                            -------------    -------------    -------------    -----------    -----------    -----------
Fair Value, end of
 period
 assets/(liabilities)       $           -    $      36,981    $     108,727    $         -    $     3,277    $     1,489
                            =============    =============    =============    ===========    ===========    ===========
Unrealized gains
 (losses) for the period
 relating to those
 Level 3 assets that
   were still held at
   the end of the period
   (3):
   Included in earnings:
    Realized investment
     gains (losses), net    $           -    $           -    $           -    $         -    $         -    $         -
    Asset management
     fees and other
     income                 $           -    $           -    $           -    $         -    $       (35)   $         -
    Interest credited to
     policyholders'
     account balances       $           -    $           -    $           -    $         -    $         -    $         -

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


                                                            Year Ended December 31, 2012
                                 ----------------------------------------------------------------------------------

                                 Other Long-                                          Separate
                                    term          Reinsurance                      Account Assets     Future Policy
                                 Investments      Recoverable      Other Assets         (1)             Benefits
                                 -----------    ----------------   ------------   ---------------    --------------
                                                                   (in thousands)
Fair Value, beginning of
 period assets/(liabilities)     $       686    $        868,824   $         -    $       222,323          (912,986)
 Total gains (losses)
   (realized/unrealized):
   Included in earnings:
    Realized investment gains
     (losses), net                    (4,659)              2,937             -             (1,476)          (61,390)
    Asset management fees and
     other income                         (7)                  -             -                  -                 -
    Interest credited to
     policyholders' account
     balances                              -                   -             -             12,377                 -
   Included in other
    comprehensive income
    (loss)                                 -                   -            (5)                 -                 -
 Net investment income                     -                   -             -                  -                 -
 Purchases                             4,966             415,396         2,000             94,515                 -
 Sales                                     -                   -             -            (79,484)                -
 Issuances                                 -                   -             -                  -          (443,515)
 Settlements                               2                   -             -                  -                 -
 Transfers into Level 3 (2)                -                   -             -                  -                 -
 Transfers out of Level 3 (2)              -                   -             -                  -                 -
                                 -----------    ----------------   ------------   ---------------    --------------
Fair Value, end of period
 assets/(liabilities)            $       988    $      1,287,157   $     1,995    $       248,255        (1,417,891)
                                 ===========    ================   ============   ===============    ==============
Unrealized gains (losses) for
 the period relating to those
 Level 3 assets that were
   still held at the end of
   the period (3):
   Included in earnings:
    Realized investment gains
     (losses), net               $    (4,549)   $         17,516   $         -    $             -           (76,581)
    Asset management fees and
     other income                $        (7)   $              -   $         -    $             -                 -
    Interest credited to
     policyholders' account
     balances                    $         -    $              -   $         -    $        12,377                 -

                                                           Year Ended December 31, 2011
                                 ---------------------------------------------------------------------------------
                                        Fixed Maturities, Available for Sale
                                 --------------------------------------------------

                                                                          Commercial  Other Trading     Equity
                                                                Asset-    Mortgage-  Account Assets-  Securities,
                                 U.S. Treasury   Corporate      Backed      Backed       Equity      Available for
                                  Securities     Securities   Securities  Securities   Securities        Sale
                                 ------------- -------------  ----------- ---------- --------------- -------------
                                                                  (in thousands)
Fair Value, beginning of
 period assets/(liabilities)     $          -  $      49,050  $    59,770 $       -  $            -  $      1,792
 Total gains (losses)
   (realized/unrealized):
   Included in earnings:
    Realized investment gains
     (losses), net                          -        (3,311)          803         -               -       (3,315)
    Asset management fees and
     other income                           -              -            -         -           (595)             -
   Included in other
    comprehensive income
    (loss)                                (4)        (1,126)        (694)         -               -         2,840
 Net investment income                      -            219          768         -               -             -
 Purchases                              4,700          7,534       23,001     5,019               -         1,696
 Sales                                      -          (678)      (8,160)         -               -             -
 Issuances                                  -            883            -         -               -             -
 Settlements                                -        (20,679)     (9,094)         -         (5,000)          (99)
 Transfers into Level 3 (2)                 -         10,444            -         -               -         8,695
 Transfers out of Level 3 (2)               -       (18,616)      (3,965)    (5,019)              -             -
 Other (4)                                  -              -            -         -           8,957       (8,957)
                                 ------------  -------------  ----------- ---------  --------------  ------------
Fair Value, end of period
 assets/(liabilities)            $      4,696  $      23,720  $    62,429 $       -  $        3,362  $      2,652
                                 ============  =============  =========== =========  ==============  ============
Unrealized gains (losses) for
 the period relating to those
 Level 3 assets that were
   still held at the end of
   the period (3):
   Included in earnings:
    Realized investment gains
     (losses), net               $          -  $     (4,319)  $      (10) $       -  $            -  $    (2,918)
    Asset management fees and
     other income                $          -  $           -  $         - $       -  $        (876)  $          -
    Interest credited to
     policyholders' account
     balances                    $          -  $           -  $         - $       -  $            -  $          -

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


                                                      Year Ended December 31, 2011
                                 ----------------------------------------------------------------------

                                  Other Long-                              Separate
                                     term                   Reinsurance    Account       Future Policy
                                  investments  Other Assets Recoverable   Assets (1)       Benefits
                                 ------------  ------------ ------------ ------------- ----------------
                                                             (in thousands)
Fair Value, beginning of
 period assets/(liabilities)     $          -   $   24,278  $  (373,000) $     198,451 $        452,822
 Total gains (losses)
   (realized/unrealized):
   Included in earnings:
    Realized investment gains
     (losses), net                        102            -       934,112           388       (1,091,846)
    Asset management fees and
     other income                         (46)           -             -             -                -
    Interest credited to
     policyholders' account
     balances                               -            -             -         1,815                -
   Included in other
    comprehensive income
    (loss)                                  -          (55)            -             -                -
 Net investment income                      -            -             -             -                -
 Purchases                                630          431       307,712        86,744                -
 Sales                                      -            -             -      (65,074)                -
 Issuances                                  -            -             -             -        (273,964)
 Settlements                                -          (3)             -             -                -
 Transfers into Level 3 (2)                 -            -             -             -                -
 Transfers out of Level 3 (2)               -     (24,651)             -             -                -
                                 ------------   ----------  ------------ ------------- ----------------
Fair Value, end of period
 assets/(liabilities)            $        686   $        -  $    868,824 $     222,324 $      (912,988)
                                 ============   ==========  ============ ============= ================
Unrealized gains (losses) for
 the period relating to those
 Level 3 assets that were
   still held at the end of
   the period (3):
   Included in earnings:
    Realized investment gains
     (losses), net               $         75   $        -  $    973,717 $           - $    (1,085,926)
    Asset management fees and
     other income                $        (46)  $        -  $            $           - $              -
    Interest credited to
     policyholders' account
     balances                    $          -   $        -  $            $       1,815 $              -

                                                                  Year Ended December 31, 2010
                                     --------------------------------------------------------------------------------------
                                               Fixed Maturities Available For Sale
                                     -------------------------------------------------------

                                                                                                                       Trading
                                                                                    Commercial         Equity          Account
                                      Foreign                                       Mortgage-        Securities,       Assets -
                                     Government     Corporate      Asset-Backed       Backed        Available for       Backed
                                       Bonds        Securities      Securities      Securities          Sale          Securities
                                     -------------------------------------------------------------------------------------------
                                                                         (in thousands)
Fair Value, beginning of
 period assets/(liabilities)     $        1,082 $       32,462 $        135,466 $             - $         3,833   $       1,182
 Total gains (losses)
   (realized/unrealized):
   Included in earnings:
    Realized investment gains
     (losses), net                            -          (438)          (1,438)               -            (90)               -
    Asset management fees and
     other income                             -              -                -               -               -               -
   Included in other
    comprehensive income
    (loss)                                 (11)          1,958            (582)              82         (2,291)              18
 Net investment income                      (1)            328              735             (7)               -               -
 Purchases, sales, issuances,
   and settlements                            -       (14,534)            4,839           5,160             340         (1,200)
 Transfers into Level 3 (2)                   -         30,910            4,525               -               -               -
 Transfers out of Level 3 (2)           (1,070)        (1,636)         (83,775)         (5,235)               -               -
 Other (4)                                    -              -                -               -               -               -
                                     ----------     ----------     ------------     -----------     -------------     ----------
Fair Value, end of period
 assets/(liabilities)            $            - $       49,050 $         59,770 $             - $         1,792   $           -
                                     ==========     ==========     ============     ===========     =============     ==========
Unrealized gains (losses) for
 the period relating to those
 Level 3 assets that were
   still held at the end of
   the period (3):
   Included in earnings:
    Realized investment gains
     (losses), net               $            - $      (1,027) $          (868) $             - $            90   $           -
    Asset management fees and
     other income                $            - $            - $              - $             - $             -   $           -
    Interest credited to
     policyholders' account
     balances                    $            - $            - $              - $             - $             -   $           -

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


                                                    Year Ended December 31, 2010
                                 ------------------------------------------------------------------

                                                                          Separate
                                    Other    Reinsurance               Account Assets Future Policy
                                 Liabilities Recoverables Other Assets      (1)         Benefits
                                 ----------- ------------ ------------ -------------- -------------
                                                           (in thousands)
Fair Value, beginning of
 period assets/(liabilities)          $(960)   $    8,982     $ 25,786       $152,675    $   17,539
 Total gains (losses)
   (realized/unrealized):
   Included in earnings:
    Realized investment gains
     (losses), net                       960    (472,631)      (1,516)          (799)       540,016
    Asset management fees and
     other income                          -            -            -              -             -
    Interest credited to
     policyholders' account
     balances                              -            -            -          9,119             -
   Included in other
    comprehensive income
    (loss)                                 -            -        1,084              -             -
 Net investment income                     -            -            -              -             -
 Purchases, sales, issuances,
   and settlements                         -       90,649      (1,076)         37,456     (104,733)
 Transfers into Level 3 (2)                -            -            -              -             -
 Transfers out of Level 3 (2)              -            -            -              -             -
                                 ----------- ------------ ------------ -------------- -------------
Fair Value, end of period
 assets/(liabilities)                 $    -   $(373,000)     $ 24,278       $198,451    $  452,822
                                 =========== ============ ============ ============== =============
Unrealized gains (losses) for
 the period relating to those
 Level 3 assets that were
   still held at the end of
   the period (3):
   Included in earnings:
    Realized investment gains
     (losses), net                    $    -   $(471,507)     $(1,516)       $      -    $  499,913
    Asset management fees and
     other income                     $    -   $        -     $      -       $      -    $        -
    Interest credited to
     policyholders' account
     balances                         $    -   $        -     $      -       $  9,119    $        -

(1)Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Consolidated Statements of Financial Position.
(2)Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(3)Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(4)Other primarily represents reclasses of certain assets between reporting categories.

Transfers - Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes (that cannot be validated) for which information from third party pricing services (that can be validated) was previously utilized. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company is able to validate. Other significant transfers into and/or out of Level 3 are discussed below:

For the year ended December 31, 2011 the majority of the Equity Securities Available for Sale transfers into Level 3 were due to the determination that the pricing inputs for perpetual preferred stocks provided by third party pricing services were primarily based on indicative broker quotes which could not always be verified against directly observable market information. Perpetual preferred stocks were included in Equity Securities Available for Sale and subsequently transferred to Trading Account Assets. During the same period, the pricing and valuation methodology related to an affiliated bond reported in Other Assets totaled $24.7 million was re-evaluated and subsequently updated to utilize observable inputs and transferred out of Level 3.

For the year ended December 31, 2010, the majority of the transfers out of Level 3 for Fixed Maturities Available-for-Sale- Assets-Backed Securities resulted from the Company's conclusion that the market for asset-backed securities collateralized by sub-prime mortgages had been becoming increasingly active. The pricing received from independent pricing services could be validated by the Company. The market for asset-backed securities was deemed inactive in 2009.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Fair Value of Financial Instruments

The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. However, in some cases, as described below, the carrying amount equals or approximates fair value.

                                                                                              December 31, 2012
                                                                             ---------------------------------------------------

                                                                                                                       Carrying
                                                                                            Fair Value                Amount (1)
                                                                             ---------------------------------------- ----------

                                                                             Level 1  Level 2    Level 3     Total      Total
                                                                             ------- ---------- ---------- ---------- ----------
                                                                                               (in thousands)
Assets:
 Commercial mortgage and other loans                                         $     - $        - $1,616,804 $1,616,804 $1,463,977
 Policy loans                                                                      -          -  1,455,412  1,455,412  1,079,714
 Cash                                                                         94,410          -          -     94,410     94,410
 Accrued investment income                                                         -     90,653          -     90,653     90,653
 Other assets                                                                      -     32,782          -     32,782     32,176
                                                                             ------- ---------- ---------- ---------- ----------
   Total Assets                                                              $94,410 $  123,435 $3,072,216 $3,290,061 $2,760,930
                                                                             ======= ========== ========== ========== ==========
Liabilities:
 Policyholders' Account Balances - Investment Contracts                      $     - $  741,195 $   52,085 $  793,280 $  796,816
 Cash collateral for loaned securities                                             -     48,068          -     48,068     48,068
 Securities sold under agreement to repurchase                                     -          -          -          0          -
 Short-term debt                                                                   -    272,981          -    272,981    272,000
 Long-term debt                                                                    -  1,563,185          -  1,563,185  1,511,000
 Other liabilities                                                                 -    231,445          -    231,445    231,445
                                                                             ------- ---------- ---------- ---------- ----------
   Total liabilities                                                         $     - $2,856,874 $   52,085 $2,908,959 $2,859,329
                                                                             ======= ========== ========== ========== ==========

                                                                               December 31, 2011
                                                                             ---------------------

                                                                                         Carrying
                                                                             Fair Value   Amount
                                                                             ---------- ----------

                                                                               Total      Total
                                                                             ---------- ----------

Assets:
 Commercial mortgage and other loans                                         $1,543,968 $1,406,492
 Policy loans                                                                 1,401,354  1,050,878
 Cash                                                                            53,345     53,345
 Accrued investment income                                                       86,020     86,020
 Other assets                                                                    37,005     36,065
                                                                             ---------- ----------
   Total Assets                                                              $3,121,692 $2,632,800
                                                                             ========== ==========
Liabilities:
 Policyholders' Account Balances - Investment Contracts                      $  673,673 $  677,316
 Cash collateral for loaned securities                                          153,651    153,651
 Securities sold under agreement to repurchase                                   40,491     40,491
 Short-term debt                                                                128,766    129,000
 Long-term debt                                                               1,199,488  1,172,000
 Other liabilities                                                              191,818    191,818
                                                                             ---------- ----------
   Total liabilities                                                         $2,387,887 $2,364,276
                                                                             ========== ==========

(1)Carrying values presented herein differ from those in the Company's Consolidated Statements of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments. Financial statement captions excluded from the above table are not considered financial instruments.

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

Commercial Mortgage and Other Loans

The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate plus an appropriate credit spread for similar quality loans. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology.

Policy Loans

The fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Cash, Accrued Investment Income and Other Assets

The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: cash, accrued investment income, and other assets that meet the definition of financial instruments, including receivables, such as unsettled trades and accounts receivable. Also included in other assets is an affiliated note whose fair value is determined in the same manner as the underlying debt described below under "Short-Term and Long-Term Debt".

Policyholders' Account Balances - Investment Contracts

Only the portion of policyholders' account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates that are representative of the Company's financial strength ratings, and hence reflect the Company's own non-performance risk. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Cash Collateral for Loaned Securities

This represents the collateral received or paid in connection with loaning or borrowing securities, similar to the securities sold under agreement to repurchase below. For these transactions, the carrying value of the related asset/liability approximates fair value as they equal the amount of cash collateral received/paid.

Securities Sold under Agreements to Repurchase

The Company receives collateral for selling securities under agreements to repurchase or pledges collateral under agreements to resell. Repurchase and resale agreements are also generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value.

Short-Term and Long-Term Debt

The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. These fair values consider the Company's own non-performance risk. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For commercial paper issuances and other debt with a maturity of less than 90 days, the carrying value approximates fair value.

Other Liabilities

Other liabilities are primarily payables, such as unsettled trades, drafts, escrow deposits and accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.

11.  DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest Rate Contracts

Interest rate swaps are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it owns or anticipates acquiring or selling. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Equity Contracts

Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range. These hedges do not qualify for hedge accounting.

Foreign Exchange Contracts

Currency derivatives, including currency swaps and forwards, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell, and to hedge the currency risk associated with net investments in foreign operations and anticipated earnings of its foreign operations.

Under currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. As noted above, the Company uses currency forwards to mitigate the impact of changes in currency exchange rates on U.S. dollar equivalent earnings generated by certain of its non-U.S. businesses. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated. These earnings hedges do not qualify for hedge accounting.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------

beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit Contracts

Credit derivatives are used by the Company to enhance the return on the Company's investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company can sell credit protection on an identified name, and in return receive a quarterly premium. With credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name's public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security or pay the referenced amount less the auction recovery rate. See credit derivatives written section for discussion of guarantees related to credit derivatives written. In addition to selling credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company's investment portfolio.

Embedded Derivatives

The Company sells variable annuity products, which may include guaranteed benefit features that are accounted for as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these embedded derivatives to an affiliate, Pruco Re. The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value. These embedded derivatives are marked to market through "Realized investment gains (losses), net" based on the change in value of the underlying contractual guarantees, which are determined using valuation models, as described in Note 10.

The fair value of the living benefit feature embedded derivatives included in "Future policy benefits" was a liability of $1,418 million and $913 million as of December 31, 2012 and December 31, 2011, respectively. The fair value of the embedded derivatives related to the reinsurance of certain of these benefits to Pruco Re included in "Reinsurance recoverables" was an asset of $1,287 million and $869 million as of December 31, 2012 and December 31, 2011, respectively.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available-for-sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through "Realized investment gains (losses), net," based upon the change in value of the underlying portfolio.

Some of the Company's universal life products contain a no-lapse guarantee provision that is reinsured with an affiliate, UPARC. The reinsurance agreement contains an embedded derivative related to the interest rate risk of the reinsurance contract. Interest sensitivity can result in mark-to-market changes in the value of the underlying contractual guarantees, as well as actual activity related to premium and benefits. In third quarter 2011, the Company amended this reinsurance agreement resulting in a recapture of a portion of the no-lapse guarantee provision effective July 1, 2011.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


The table below provides a summary of the gross notional amount and fair value of derivatives contracts used in a non-dealer or broker capacity, excluding embedded derivatives which are recorded with the associated host, by the primary underlying. Many derivative instruments contain multiple underlyings.

                                                             December 31, 2012                     December 31, 2011
                                                    -----------------------------------   -----------------------------------
                                                                         Fair Value                            Fair Value
                                                         Notional   ---------------------      Notional   ---------------------
                Primary Underlying                        Amount     Assets   Liabilities       Amount     Assets   Liabilities
----------------------------------------------------    -----------------------------------------------------------------------

                                                                                   (in thousands)
Derivatives Designated as Hedging Instruments:
Currency/Interest Rate
Currency Swaps                                          $   145,174 $   4,152  $  (3,904)     $    60,507 $   3,500  $    (865)
                                                        ----------- --------- -----------     ----------- --------- -----------
Total Qualifying Hedges                                 $   145,174 $   4,152  $  (3,904)     $    60,507 $   3,500  $    (865)
                                                        =========== ========= ===========     =========== ========= ===========
Derivatives Not Qualifying as Hedging Instruments:
Interest Rate
Interest Rate Swaps                                     $ 1,729,400 $ 109,855  $ (22,930)     $   766,900 $  98,500  $  (2,110)

Currency
Forwards                                                      5,424        48           -           7,273        37       (108)
Credit
Credit Default Swaps                                         14,275       614       (894)          73,000       203       (667)
Currency/Interest Rate
Currency Swaps                                               62,468     1,516     (2,064)          52,236     2,522     (1,502)
Equity
Total Return Swaps                                          320,377       762     (6,073)         137,175         -     (4,680)
Equity Options                                           24,243,020    70,669    (32,824)       7,956,521    75,945    (47,680)
                                                        ----------- --------- -----------     ----------- --------- -----------
Total Non-Qualifying Hedges                              26,374,964   183,464    (64,785)       8,993,105   177,207    (56,747)
                                                        =========== ========= ===========     =========== ========= ===========
Total Derivatives (1)                                   $26,520,138 $ 187,616  $ (68,689)     $ 9,053,612 $ 180,707  $ (57,612)
                                                        =========== ========= ===========     =========== ========= ===========

  (1)Excludes embedded derivatives which contain multiple underlyings. The fair value of these embedded derivatives was a liability of $1,441 million and $948 million as of December 31, 2012 and December 31, 2011, respectively, included in "Future policy benefits" and "Fixed maturities, available-for-sale."

Cash Flow Hedges

The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are currency swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its cash flow hedge accounting relationships.

The following tables provide the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship:

                                                                       Year Ended December 31, 2012
                                                        ---------------------------------------------------------
                                                                                                        Accumulated
                                                           Realized            Net                         Other
                                                          Investment        Investment     Other       Comprehensive
                                                        Gains/(Losses)        Income       Income        Income(1)
                                                        -------------------------------------------------------------
                                                                              (in thousands)
Derivatives Designated as Hedging Instruments:
Cash flow hedges
  Currency/Interest Rate                            $                -  $          707 $       46  $          (2,376)
                                                        --------------      ----------     ------      -------------
  Total cash flow hedges                                             -             707         46             (2,376)
                                                        --------------      ----------     ------      -------------
Derivatives Not Qualifying as Hedging Instruments:
  Interest Rate                                                  1,309               -          -                  -
  Currency                                                        (147)              -          -                  -
  Currency/Interest Rate                                          (866)              -         (6)                 -
  Credit                                                          (763)              -          -                  -
  Equity                                                       (69,527)              -          -                  -
  Embedded Derivatives                                        (116,431)              -          -                  -
                                                        --------------      ----------     ------      -------------
  Total non-qualifying hedges                                 (186,425)              -         (6)                 -
                                                        --------------      ----------     ------      -------------
  Total                                             $         (186,425) $          707 $       40  $          (2,376)
                                                        ==============      ==========     ======      =============

  (1)Amounts deferred in "Accumulated other comprehensive income (loss)."

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


                                                         Year Ended December 31, 2011
                                           --------------------------------------------------------
                                                                                          Accumulated
                                              Realized            Net                        Other
                                             Investment        Investment     Other      Comprehensive
                                           Gains/(Losses)        Income       Income       Income(1)
                                           -----------------------------------------------------------
                                                                (in thousands)
Derivatives Designated as Hedging
Instruments:
Cash flow hedges
  Currency/Interest Rate               $             (337) $          233 $       49 $           1,715
                                           --------------      ---------- --  ------     -------------
  Total cash flow hedges                             (337)            233         49             1,715
                                           --------------      ---------- --  ------     -------------
Derivatives Not Qualifying as Hedging
Instruments:
  Interest Rate                                    90,706               -          -                 -
  Currency                                            175               -          -                 -
  Currency/Interest Rate                            1,102               -          -                 -
  Credit                                              733               -          -                 -
  Equity                                           (3,264)              -          -                 -
  Embedded Derivatives                             88,740               -          -                 -
                                           --------------      ---------- --  ------     -------------
  Total non-qualifying hedges                     178,192               -          -                 -
                                           --------------      ---------- --  ------     -------------
  Total                                $          177,855  $          233 $       49 $           1,715
                                           ==============      ========== ==  ======     =============

  (1)Amounts deferred in "Accumulated other comprehensive income (loss)."

                                                 Year Ended December 31, 2010
                                       --------------------------------------------------------------
                                                                                         Accumulated
                                              Realized           Net                        Other
                                             Investment       Investment     Other      Comprehensive
                                           Gains/(Losses)       Income       Income       Income(1)
                                       --------------------------------------------------------------
                                                               (in thousands)
Derivatives Designated as Hedging
Instruments:
Cash flow hedges
  Currency/Interest Rate               $                - $          529 $       89 $           2,646
                                           --------------     ----------     ------     -------------
  Total cash flow hedges                                -            529         89             2,646
                                           --------------     ----------     ------     -------------
Derivatives Not Qualifying as Hedging
Instruments:
  Interest Rate                                    25,842              -          -                 -
  Currency                                            169              -          -                 -
  Currency/Interest Rate                            1,177              -          -                 -
  Credit                                          (1,631)              -          -                 -
  Equity                                              742              -          -                 -
  Embedded Derivatives                             52,278              -          -                 -
                                           --------------     ----------     ------     -------------
  Total non-qualifying hedges                      78,577              -          -                 -
                                           --------------     ----------     ------     -------------
  Total                                $           78,577 $          529 $       89 $           2,646
                                           ==============     ==========     ======     =============

  (1)Amounts deferred in "Accumulated other comprehensive income (loss)."

For the years ended December 31, 2012, 2011 and 2010, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company's results of operations and there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

Presented below is a roll forward of current period cash flow hedges in "Accumulated other comprehensive income (loss)" before taxes:

                                                                                       (in thousands)
                                                                                     ----------------
Balance, December 31, 2009                                                                   $(2,974)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2010           (2,870)
Amount reclassified into current period earnings                                                6,652
                                                                                     ----------------
Balance, December 31, 2010                                                                        808
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2011              1607
Amount reclassified into current period earnings                                                  108
                                                                                     ----------------
Balance, December 31, 2011                                                                      2,523
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2012             (622)
Amount reclassified into current period earnings                                              (1,754)
                                                                                     ----------------
Balance, December 31, 2012                                                                   $    147
                                                                                     ================

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


As of December 31, 2012 and 2011, the Company did not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 21 years. Income amounts deferred in "Accumulated other comprehensive income (loss)" as a result of cash flow hedges are included in "Net unrealized investment gains (losses)" in the Consolidated Statements of Equity.

Credit Derivatives Written

The Company wrote credit derivatives under which the Company was obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security. The Company's maximum amount at risk under these credit derivatives, assuming the value of the underlying referenced securities become worthless, was $0 million and $58 million notional of credit default swap ("CDS") selling protection with an associated fair value of $0 million and less than $1 million, at December 31, 2012 and December 31, 2011, respectively. These credit derivatives generally had maturities of less than 8 years and consisted of corporate securities within the finance industry. At December 31, 2011, the underlying credits had an NAIC designation rating of 1.

The Company holds certain externally managed investments in the European market which contain embedded derivatives whose fair values are primarily driven by changes in credit spreads. These investments are medium term notes that are collateralized by investment portfolios primarily consisting of investment grade European fixed income securities, including corporate bonds and asset-backed securities, and derivatives, as well as varying degrees of leverage. The notes have a stated coupon and provide a return based on the performance of the underlying portfolios and the level of leverage. The Company invests in these notes to earn a coupon through maturity, consistent with its investment purpose for other debt securities. The notes are accounted for under U.S. GAAP as available-for-sale fixed maturity securities with bifurcated embedded derivatives (total return swaps). Changes in the value of the fixed maturity securities are reported in Equity under the heading "Accumulated other comprehensive income" and changes in the market value of the embedded total return swaps are included in current period earnings in "Realized investment gains (losses), net." The Company's maximum exposure to loss from these investments was $64 million and $85 million at December 31, 2012 and December 31, 2011, respectively. The fair value of the embedded derivatives included in "Fixed maturities, available-for-sale" was a liability of $23 million and $35 million at December 31, 2012 and December 31, 2011, respectively.

In addition to writing credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company's investment portfolio. As of December 31, 2012 and December 31, 2011, the Company had $14 million and $15 million of outstanding notional amounts, respectively, reported at fair value as a liability of less than $0 million for both periods.

Counterparty Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by our counterparty to financial derivative transactions.

The Company has credit risk exposure to an affiliate, Prudential Global Funding ("PGF"), related to its OTC derivative transactions. PGF manages credit risk with external counterparties by entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties, and by obtaining collateral where appropriate, see Note 13. Additionally, limits are set on single party credit exposures which are subject to periodic management review.

Under fair value measurements, the Company incorporates the market's perception of its own and the counterparty's non-performance risk in determining the fair value of the portion of its OTC derivative assets and liabilities that are uncollateralized. Credit spreads are applied to the derivative fair values on a net basis by counterparty. To reflect the Company's own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company's counterparty's credit spread is applied to OTC derivative net asset positions.

12. COMMITMENTS, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments

The Company has made commitments to fund $58 million of commercial loans as of December 31, 2012. The Company also made commitments to purchase or fund investments, mostly private fixed maturities, of $78 million as of December 31, 2012.

Contingent Liabilities

On an ongoing basis, the Company's internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the costs of such remediation, administrative costs and regulatory fines.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see "Litigation and Regulatory Matters" below.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company's financial position.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company's pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.

The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed, including matters discussed below. As of December 31, 2012, the aggregate range of reasonably possible losses in excess of accruals established is not currently estimable. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

In January 2013, a qui tam action on behalf of the State of Florida, Total Asset Recovery Services v. Met Life Inc., et al., Manulife Financial Corporation, et. al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC., filed in the Circuit Court of Leon County, Florida, was served on Prudential Insurance. The complaint alleges that Prudential Insurance failed to escheat life insurance proceeds to the State of Florida in violation of the Florida False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs.

In October 2012, the State of West Virginia, through its State Treasurer, filed a lawsuit, State of West Virginia ex. Rel. John D. Perdue v. PRUCO Life Insurance Company, in the Circuit Court of Putnam County, West Virginia. The complaint alleges violations of the West Virginia Uniform Unclaimed Property Fund Act by failing to properly identify and report all unclaimed insurance policy proceeds which should either be paid to beneficiaries or escheated to West Virginia. The complaint seeks to examine the records of the Company to determine compliance with the West Virginia Uniform Unclaimed Property Fund Act, and to assess penalties and costs in an undetermined amount.

In March 2012, a qui tam action on behalf of the State of Minnesota, Total Asset Recovery v. MetLife Inc., et al., Prudential Financial Inc., The Prudential Insurance Company of America and Prudential Holdings, Inc., filed in the Fourth Judicial District, Hennepin County, in the State of Minnesota was served on the Company. The complaint alleges that the Company failed to escheat life insurance proceeds to the State of Minnesota in violation of the Minnesota False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs. In June 2012, the Company filed a motion to dismiss the complaint. In December 2012, the Court granted the Company's motion to dismiss, and the complaint was dismissed with prejudice.

In January 2012, a qui tam action on behalf of the State of Illinois, Total Asset Recovery Services v. Met Life Inc, et al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Holdings, LLC, filed in the Circuit Court of Cook County, Illinois, was served on the Company. The complaint alleges that the Company failed to escheat life insurance proceeds to the State of Illinois in violation of the Illinois False Claims Whistleblower Reward and Protection Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs. In April, 2012, the Company filed a motion to dismiss the complaint. In September 2012, the complaint was withdrawn without prejudice.

In January 2012, a Global Resolution Agreement entered into by the Company and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File ("SSMDF") to identify deceased insureds and contractholders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------

acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in the Company's practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.

The Company is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York Department of Financial Services ("NYDFS") has requested that 172 life insurers (including the Company) provide data to the NYDFS regarding use of the SSMDF. The New York Office of Unclaimed Funds is conducting an audit of the Company's compliance with New York's unclaimed property laws. The Minnesota Attorney General has also requested information regarding the Company's use of the SSMDF and its claim handling procedures and the Company is one of several companies subpoenaed by the Minnesota Department of Commerce, Insurance Division. In February 2012, the Massachusetts Office of the Attorney General requested information regarding the Company's unclaimed property procedures.

In December 2010, a purported state-wide class action complaint, Phillips v. Prudential Financial, Inc., was filed in the Circuit Court of the First Judicial Circuit, Williamson County, Illinois. The complaint makes claims of breach of contract, breaches of fiduciary duty, and violation of Illinois law on behalf of a class of Illinois residents whose death benefits were settled by retained assets accounts and seeks damages and disgorgement of profits. In January 2011, the case was removed to the United States District Court for the Southern District of Illinois. In March 2011, the complaint was amended to drop Prudential Financial as a defendant and add the Company as a defendant. The matter is now captioned Phillips v. Prudential Insurance and Pruco Life Insurance Company. In April 2011, a motion to dismiss the amended complaint was filed. In November 2011, the complaint was dismissed and the dismissal appealed in December 2011.

In July 2010, the Company, along with other life insurance industry participants, received a formal request for information from the State of New York Attorney General's Office in connection with its investigation into industry practices relating to the use of retained asset accounts. In August 2010, the Company received a similar request for information from the State of Connecticut Attorney General's Office. The Company is cooperating with these investigations. The Company has also been contacted by state insurance regulators and other governmental entities, including the U.S. Department of Veterans Affairs and Congressional committees regarding retained asset accounts. These matters may result in additional investigations, information requests, claims, hearings, litigation, adverse publicity and potential changes to business practices.

The Company's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company's results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company's financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company's financial position.

13. RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.

Expense Charges and Allocations

Many of the Company's expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses also include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock option program was $1 million for the year ended December 31, 2012 and less than $1 million for the years ended December 31, 2011 and 2010. The expense charged to the Company for the deferred compensation program was $6 million, $7 million and $4 million for the years ended December 31, 2012, 2011 and 2010, respectively.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


The Company is charged for its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final group earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during career. The Company's share of net expense for the pension plans was $18 million, $18 million and $13 million for the years ended December 31, 2012, 2011 and 2010, respectively.

Prudential Insurance sponsors voluntary savings plans for its employee's 401(k) plans. The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company's expense for its share of the voluntary savings plan was $8 million, $8 million and $6 million for the years ended December 31, 2012, 2011 and 2010, respectively.

The Company is charged distribution expenses from Prudential Insurance's agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

The Company pays commissions and certain other fees to Prudential Annuities Distributors, Incorporated ("PAD") in consideration for PAD's marketing and underwriting of the Company's products. Commissions and fees are paid by PAD to unaffiliated broker-dealers who sell the Company's products. Commissions and fees paid by the Company to PAD were $1,222 million, $1,144 million and $935 million during the years ended December 31, 2012, 2011 and 2010, respectively.

Corporate Owned Life Insurance

The Company has sold four Corporate Owned Life Insurance or, "COLI," policies to Prudential Insurance, and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI policies was $2,390 million at December 31, 2012 and $2,134 million at December 31, 2011. Fees related to these COLI policies were $35 million, $33 million and $41 million for the years ended December 31, 2012, 2011 and 2010, respectively. The Company retains the majority of the mortality risk associated with these COLI policies.

Reinsurance with Affiliates

UPARC

Through June 30, 2011 the Company, excluding its subsidiaries, reinsured its universal protector policies having no-lapse guarantees with an affiliated company, UPARC. UPARC reinsured an amount equal to 90% of the net amount at risk related to the first $1 million in face amount plus 100% of the net amount at risk related to the face amount in excess of $1 million as well as 100% of the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision of these policies.

Effective July 1, 2011, the agreement between the Company and UPARC to reinsure its universal protector policies having no-lapse guarantees was amended for policies with effective dates prior to January 1, 2011. Under the amended agreement, UPARC reinsures an amount equal to 27% of the net amount at risk related to the first $1 million in face amount plus 30% of the net amount at risk related to the face amount in excess of $1 million as well as 30% of the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision of these policies. Policies with effective dates January 1, 2011 or later are reinsured with UPARC under the terms described in the previous paragraph. The settlement of the recapture premium occurred on October 31, 2011. As a result, the recapture premium was treated as if settled on the effective date and adjusted for the time elapsed between this date and the settlement date. This adjustment was equal to the earned interest and changes in market values from the effective date through settlement date related to fixed maturity securities from an asset portfolio within UPARC. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. The affiliated asset transfers which occurred in settlement of the recapture premium are described below under "Affiliated Asset Transfers."

Subsequent to December 31, 2012, the agreement between the Company and UPARC was further amended, to revise language relating to the recapture premium. This amendment resulted in the transfer of fixed maturity securities with an amortized cost of $52 million and fair value of $57 million from UPARC to the Company.

Reinsurance amounts included in the Company's Consolidated Statements of Financial Position at December 31, were as follows:

                                                 2012              2011
                                            ---------------   ---------------
                                                     (in thousands)

Reinsurance recoverables                    $        28,655   $        21,474
Other liabilities (reinsurance payables)              6,992             4,247

Reinsurance amounts, excluding realized investment gains (losses) mentioned above, included in the Company's Consolidated Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, are as follows:

                                    2012            2011             2010
                               --------------- --------------- ----------------
                                                (in thousands)
Policy charges and fee income  $      (38,283) $      (21,250) $      (101,768)
Policyholders' benefits                 28,635          15,137           87,406

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


PAR U

Effective July 1, 2011, the Company, excluding its subsidiaries, entered into an automatic coinsurance agreement with PAR U, an affiliated company, to reinsure an amount equal to 70% of all the risks associated with its universal protector policies having no lapse guarantees as well as its universal plus policies, with effective dates prior to January 1, 2011. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement. Under this agreement, an initial reinsurance premium of $2,447 million less a ceding allowance of $1,439 million, was paid to PAR U. Consideration for the amount due to PAR U was transferred on October 31, 2011 and was treated as if settled on the effective date of the coinsurance agreement. The time elapsed between the effective date and the settlement date resulted in a derivative equal to the earned interest and changes in market values from the effective date through settlement date related to fixed maturity securities from both an asset portfolio within the Company, as well as an asset portfolio within UPARC. The affiliated asset transfers which occurred in settlement of the initial reinsurance premium are described under "Affiliated Asset Transfers."

Subsequent to December 31, 2012, the agreement between the Company, excluding its subsidiaries, and PARU was amended to revise language relating to the consideration due to PAR U. This amendment resulted in the transfer of fixed maturity securities with an amortized cost of $123 million and fair value of $133 million from the Company to PAR U.

Effective July 1, 2012, the Company's wholly owned subsidiary, PLNJ, entered into an automatic coinsurance agreement with PAR U, an affiliated company, to reinsure an amount equal to 95% of all the risks associated with its universal protector and universal plus policies. PLNJ is not relieved of its primary obligation to the policyholder as a result of this agreement. Under this agreement, an initial reinsurance premium of $359 million less a ceding allowance of $194 million, was paid to PAR U. Consideration for the amount due to PAR U was transferred on September 28, 2012 and was treated as if settled on the effective date of the coinsurance agreement. The time elapsed between the effective date and the settlement date resulted in a derivative equal to the earned interest and changes in market values from the effective date through settlement date related to fixed maturity and commercial mortgage securities from an asset portfolio within the PLNJ. The affiliated asset transfers which occurred in settlement of the initial reinsurance premium are described below under "Affiliated Asset Transfers."

During the fourth quarter of 2012, the agreement between PLNJ and PAR U was amended to revise language relating to the consideration due to PAR U. This amendment resulted in a $21 million cash payment from PLNJ to PAR U.

Reinsurance amounts included in the Company's Consolidated Statements of Financial Position at December 31, were as follows:

                                                    2012             2011
                                              ---------------- ----------------
                                                       (in thousands)

Reinsurance recoverables                      $      1,633,026 $      1,356,705
Policy loans                                          (52,767)         (36,556)
Deferred policy acquisition costs                     (29,281)        (127,726)
Other liabilities (reinsurance payables) (1)           146,537          153,688

  (1)Includes the unamortized portion of the deferred gain arising from the coinsurance agreement between the Company, excluding its subsidiaries, and PAR U of $103 million and $132 million as of December 31, 2012 and December 31, 2011.

Reinsurance amounts, excluding realized investment gains (losses) mentioned above, included in the Company's Consolidated Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, are as follows:

                                                                 2012            2011
                                                           ---------------- ---------------
                                                                    (in thousands)

Policy charges and fee income                              $      (264,536) $      (95,691)
Net investment income                                               (1,500)           (808)
Other income                                                         30,303           3,183
Interest credited to policyholders' account balance                  51,990          23,998
Policyholders' benefits                                             105,990          64,910
Reinsurance expense allowances, net of capitalization and
 amortization                                                       117,276          25,256

PARCC

The Company reinsures 90% of the risk under its term life insurance policies, with effective dates prior to January 1, 2010, exclusive of My Term, Return of Premium Term Life, or "ROP Term Life", issued through its life insurance subsidiary, and those reinsured by PAR III (see below) through an automatic coinsurance agreement with PARCC. Effective July 1, 2012, the agreement between the Company, excluding its subsidiaries, and PARCC was amended to include reinsurance of 90% of the risk under its ROP term life insurance policies with effective dates in 2009 which were previously reinsured with PAR III, as discussed below. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Reinsurance amounts included in the Company's Consolidated Statements of Financial Position at December 31, were as follows:

                                                2012              2011
                                          ----------------- -----------------
                                                    (in thousands)

Reinsurance recoverables                  $       2,299,391 $       2,063,795
Deferred policy acquisition costs                 (589,947)         (624,214)
Other liabilities (reinsurance payables)             55,233            55,106

Reinsurance amounts included in the Company's Consolidated Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, are as follows:

                                                                 2012             2011             2010
                                                           ---------------- ---------------- ----------------
                                                                             (in thousands)

Premiums                                                   $      (687,330) $      (724,863) $      (785,048)
Policyholders' benefits                                             626,717          625,486          647,320
Reinsurance expense allowances, net of capitalization and
 amortization                                                       136,811          143,315          166,742

PAR TERM

The Company reinsures 95% of the risk under its term life insurance policies with effective dates on or after January 1, 2010, exclusive of My Term, through an automatic coinsurance agreement with PAR TERM. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement.

Amounts included in the Company's Consolidated Statements of Financial Position at December 31, were as follows:

                                                2012             2011
                                          ---------------- ----------------
                                                   (in thousands)
Reinsurance recoverables                  $        486,012 $        247,799
Deferred policy acquisition costs                (492,966)        (307,529)
Other liabilities (reinsurance payables)            35,909           24,428

Reinsurance amounts included in the Company's Consolidated Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, are as follows:

                                                                               2012              2011             2010
                                                                        -----------------  ---------------  ---------------
                                                                                           (in thousands)

Premiums                                                                $        (377,417) $      (238,786) $      (102,017)
Policyholders' benefits                                                           306,447          169,677           76,851
Reinsurance expense allowances, net of capitalization and amortization             75,187           43,526           24,396

PAR III

Through June 30, 2012 the Company, excluding its subsidiaries, reinsured 90% of the risk under its ROP term life insurance policies with effective dates in 2009 through an automatic coinsurance agreement with PAR III. Effective July 1, 2012, business reinsured under this automatic coinsurance agreement was recaptured and subsequently reinsured with PARCC, as discussed above.

Reinsurance amounts included in the Company's Consolidated Statements of Financial Position at December 31, were as follows:

                                                2012              2011
                                          ---------------- ------------------
                                                     (in thousands)
Reinsurance recoverables                  $              - $            7,510
Deferred policy acquisition costs                        -             (4,165)
Other liabilities (reinsurance payables)                 -                247

Reinsurance amounts included in the Company's Consolidated Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, are as follows:

                                                                             2012            2011             2010
                                                                        -------------- ---------------- ----------------
                                                                                         (in thousands)

Premiums                                                                $        1,622 $        (3,190) $        (3,497)
Policyholders' benefits                                                        (5,804)            2,926            2,683
Reinsurance expense allowances, net of capitalization and amortization           4,579              994            1,484

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Prudential Insurance

The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured. Effective July 1, 2011, the Company recaptured a portion of this reinsurance agreement related to its universal policies having effective dates prior to January 1, 2011. The Company now reinsures these risks with PAR U as discussed above. Effective July 1, 2012 the Company's wholly owned subsidiary, PLNJ, recaptured a portion of this agreement related to its universal life policies and now reinsures these risks with PAR U as discussed above. The Company is not relieved of its primary obligation to the policyholder as a result of these agreements.

Reinsurance amounts included in the Company's Consolidated Statements of Financial Position at December 31, were as follows:

                                                2012             2011
                                          ---------------- ----------------
                                                   (in thousands)
Reinsurance recoverables                  $        165,927 $        172,542
Other liabilities (reinsurance payables)            20,812           21,266

Reinsurance amounts included in the Company's Consolidated Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, are as follows:

                                                                              2012             2011             2010
                                                                        ---------------- ---------------- ----------------
                                                                                          (in thousands)

Premiums                                                                $       (15,137) $       (13,918) $       (17,991)
Policy charges and fee income                                                  (207,674)        (209,351)        (337,346)
Policyholders' benefits                                                          223,052          226,159          385,910
Reinsurance expense allowances, net of capitalization and amortization          (90,123)         (83,462)         (87,060)

The Company has reinsured a group annuity contract with Prudential Insurance, in consideration for a single premium payment by the Company, providing reinsurance equal to 100% of all payments due under the contract. The Company is not relieved of its primary obligation to the policyholders as a result of this agreement.

Reinsurance amounts included in the Company's Consolidated Statements of Financial Position at December 31, were as follows:

                                2012             2011
                          ---------------- ----------------
                                   (in thousands)

Reinsurance recoverables  $          6,270 $          6,800

Reinsurance amounts included in the Company's Consolidated Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, are as follows:

                            2012        2011        2010
                         ----------- ----------- -----------
                                   (in thousands)

Policyholders' benefits  $     1,469 $     1,330 $     1,533

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Pruco Re

The Company uses reinsurance as part of its risk management and capital management strategies for certain of its optional living benefit features.

The following table provides information relating to fees ceded to Pruco Re under these agreements which are included in "Realized investment (losses) gains, net" on the Consolidated Statement of Operations and Comprehensive Income (Loss) for the years ended December 31, are as follows:

                                                                    2012           2011          2010
                                                               -------------- -------------- -------------
                                                                             (in thousands)
Pruco Reinsurance
  Effective August 20, 2012
   Highest Daily Lifetime Income 2.0 ("HDI2.0")                $        1,334 $            - $           -
   Spousal Highest Daily Lifetime Income 2.0 ("SHDI2.0")                  502              -             -
  Effective January 24, 2011
   Highest Daily Lifetime Income ("HDI") (1)                          123,961         31,639             -
   Spousal Highest Daily Lifetime Income ("SHDI") (1)                  50,419         11,940             -
  Effective beginning August 24, 2009
   Highest Daily Lifetime 6 Plus ("HD6+") (1)                         139,218        152,902        26,306
   Spousal Highest Daily Lifetime 6 Plus ("SHD6+") (1)                 66,268         67,754        11,951
  Effective June 30, 2009
   Highest Daily Lifetime 7 Plus ("HD7+")                              18,530         17,014        14,516
   Spousal Highest Daily Lifetime 7 Plus ("SHD7+")                      9,917          8,951         7,533
  Effective January 28, 2008
   Highest Daily Lifetime 7 ("HD7")                                    11,546         11,007        10,343
   Spousal Highest Daily Lifetime 7 ("SHD7")                            2,829          2,660         2,482
  Effective March 15, 2010
   Guaranteed Return Option Plus II ("GRO+ II")                         3,830          3,595           812
  Effective January 28, 2008
   Highest Daily Guaranteed Return Option (" HD GRO")                     617            609           610
   Highest Daily Guaranteed Return Option II ("HD GRO II" )             3,111          2,885           820
  Effective Since 2006
   Highest Daily Lifetime Five ("HDLT5")                                4,481          4,690         4,795
   Spousal Lifetime Five ("SLT5")                                       2,324          2,398         2,298
  Effective Since 2005
   Lifetime Five ("LT5") (2)                                           14,898         15,461        15,011
                                                               -------------- -------------- -------------
Total Pruco Reinsurance                                        $      453,785 $      333,505 $      97,477
                                                               -------------- -------------- -------------

(1)Effective October 1, 2011, PLNJ entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of this rider.
(2)Effective August 1, 2007, the Company amended this coinsurance agreement to include the reinsurance of business sold prior to May 6, 2005 that was previously reinsured to Prudential Insurance.

The Company's reinsurance recoverables related to the above product reinsurance agreements were $1,288 million and $869 million as of December 31, 2012 and 2011, respectively. The assets are reflected in "Reinsurance recoverables" in the Company's Consolidated Statements of Financial Position. Realized gains (losses) were ($35) million, $908 million and ($479) million for the years ended December 31, 2012, 2011 and 2010, respectively. Changes in realized gains (losses) for the year ended December 31, 2012, 2011 and 2010 periods were primarily due to changes in market conditions in each respective period.

Taiwan branch reinsurance agreement

On January 31, 2001, the Company transferred all of its assets and liabilities associated with its Taiwan branch, including its Taiwan insurance book of business, to an affiliate, Prudential of Taiwan.

The mechanism used to transfer this block of business in Taiwan is referred to as a "full acquisition and assumption" transaction. Under this mechanism, the Company is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company.

The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under accounting principles generally accepted in the United States. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established. These assets and liabilities are denominated in US dollars.

Affiliated premiums ceded from the Taiwan coinsurance agreement were $76 million, $74 million and $87 million for the years ended December 31, 2012, 2011 and 2010, respectively. Affiliated benefits ceded were $28 million, $22 million and $23 million for the years ended December 31, 2012, 2011 and 2010, respectively.

Reinsurance recoverables related to the Taiwan coinsurance agreement were $1,116 million and $984 million at December 31, 2012 and December 31, 2011, respectively.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Deferred Policy Acquisition Costs Ceded to Term Reinsurance Affiliates

In 2009 when implementing a revision to the reinsurance treaties with PARCC, PAR TERM and PAR III, modifications were made affecting premiums. The related impact on the deferral of ceded reinsurance expense allowance did not reflect this change resulting in the understatement of deferred reinsurance expense allowances. During the second quarter of 2011, the Company recorded the correction, charging $13 million to net DAC amortization which represented the cumulative impact of this change. These adjustments are not material to any previously reported quarterly or annual financial statements.

Affiliated Asset Administration Fee Income

The Company participates in a revenue sharing agreement with AST Investment Services, Inc., formerly known as American Skandia Investment Services, Inc, whereby the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust, formerly known as American Skandia Trust. Income received from AST Investment Services, Inc. related to this agreement was $227 million, $153 million and $51 million for the years ended December 31, 2012, 2011 and 2010, respectively. These revenues are recorded as "Asset administration fees" in the Consolidated Statements of Operations and Comprehensive Income (Loss).

The Company participates in a revenue sharing agreement with Prudential Investments LLC, whereby the Company receives fee income from policyholders' account balances invested in The Prudential Series Fund ("PSF"). Income received from Prudential Investments LLC, related to this agreement was $11 million, $11 million and $10 million for the years ended December 31, 2012, 2011 and 2010, respectively. These revenues are recorded as "Asset administration fees" in the Consolidated Statements of Operations and Comprehensive Income (Loss).

Affiliated Investment Management Expenses

In accordance with an agreement with Prudential Investment Management, Inc. ("PIMI"), the Company pays investment management expenses to PIMI who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PIMI related to this agreement was $14.1 million, $13.9 million and $12.4 million for the years ended December 31, 2012, 2011 and 2010, respectively. These expenses are recorded as "Net Investment Income" in the Statements of Operations and Comprehensive Income (Loss).

Affiliated Asset Transfers

The Company buys and sells assets to and from affiliated companies.

In December 2010, the Company purchased fixed maturity securities from affiliated companies, Prudential Annuities Life Assurance Corporation ("PALAC") and Pruco Re. The securities were purchased from PALAC, at a fair market value of $292 million, and were recorded net of OCI at an amortized cost of $257 million. The securities were purchased from Pruco Re, at a fair market value of $81 million, and were recorded net of OCI at an amortized cost of $76 million. The difference between fair market value and book value of these transfers was accounted for as a net decrease of $40 million to additional paid-in capital in 2010. During first quarter 2011, the Company recorded an out of period adjustment that reclassified the $40 million difference between book value and fair market value from additional paid-in capital to retained earnings. As part of this adjustment, a $14 million reduction to the deferred tax liability was recorded with an offset also reflected in retained earnings to record the tax effect of this activity. These adjustments were not material to any previously reported quarterly or annual financial statements.

In October 2011, the Company received fixed maturity securities from UPARC, an affiliated company, as consideration for the recapture of previously ceded business. The fair market value of the assets transferred to the Company was $350 million. The time elapsed between the effective date and the settlement date of the coinsurance agreement with PAR U resulted in a derivative gain of $37 million reflecting changes in market values of the consideration from the effective date through settlement date.

In October 2011, the Company transferred fixed maturity securities to PAR U, an affiliated company, as consideration for the coinsurance agreement with this affiliate. These securities had an amortized cost of $943 million and a fair market value of $1,006 million. The net difference between amortized cost and the fair value was $63 million and was recorded as a realized investment gain on the Company's financial statements. The time elapsed between the effective date and the settlement date of the coinsurance agreement with PAR U resulted in a derivative loss of $61 million reflecting changes in market values of the consideration from the effective date through settlement date.

In October 2011, the Company sold fixed maturity securities to PAR U, an affiliated company. These securities had an amortized cost of $84 million and a fair market value of $92 million. The net difference between amortized cost and fair market value was $8 million and was accounted for as a realized investment gain on the Company's financial statements.

In November 2011, the Company sold fixed maturity securities to its ultimate parent company, Prudential Financial, Inc. These securities had an amortized cost of $41 million and a fair market value of $45 million. The difference between amortized cost and fair market was accounted for as an increase of $3 million to additional paid-in capital, net of taxes in 2011.

In December 2011, the Company sold commercial loans to its parent company, Prudential Insurance. These loans had an amortized cost of $19 million and a fair market value of $21 million. The difference between amortized cost and fair market value was accounted for as an increase of $1 million to additional paid-in capital, net of taxes in 2011.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


In December 2011, the Company sold fixed maturity securities to PARCC, an affiliated company. These securities had an amortized cost of $36 million and a fair market value of $38 million. The net difference between amortized cost and fair value was $2 million and was accounted for as a realized investment gain on the Company's financial statements.

In April 2012, the Company purchased fixed maturity securities from its parent company, Prudential Insurance. These securities had an amortized cost of $2 million and a fair market value of $3 million. The difference between amortized cost and fair market value was accounted for as a decrease of less than $1 million to additional paid-in capital, net of taxes in 2012.

In April 2012, the Company purchased fixed maturity securities from its ultimate parent company, Prudential Financial, Inc. These securities had an amortized cost of $25 million and fair market value of $28 million. The difference between amortized cost and fair market value was accounted for as a decrease of $2 million to additional paid-in capital, net of taxes, in 2012.

In June 2012, the Company purchased fixed maturity securities from its parent company, Prudential Insurance. These securities had an amortized cost of $74 million and a fair market value of $91 million. The difference between amortized cost and fair market value was accounted for as a decrease of $11 million to additional paid-in capital, net of taxes in 2012.

In September 2012, the Company's wholly owned subsidiary, PLNJ, transferred fixed maturity securities and commercial mortgage loans to PAR U, an affiliated company, as consideration for the coinsurance agreement with this affiliate. These investments had an amortized cost of $142 million and a fair market value of $156 million. The net difference between amortized cost and the fair value was $14 million and was recorded as a realized investment gain on the Company's financial statements. The time elapsed between the effective date and the settlement date of the coinsurance agreement with PAR U resulted in a derivative loss of $5 million reflecting changes in market values of the consideration from the effective date through settlement date.

In September 2012, the Company's wholly owned subsidiary, PLNJ, transferred fixed maturity securities to its ultimate parent company, Prudential Financial, Inc. These securities had an amortized cost of $41 million and a fair market value of $46 million. The difference between amortized cost and fair market was accounted for as an increase of $3 million to additional paid-in capital, net of taxes in 2012.

In November 2012, the Company purchased fixed maturity securities from its parent company, Prudential Insurance. These securities had an amortized cost of $102 million and a fair market value of $110 million. The net difference between amortized cost and fair market value was accounted for as a decrease of $5 million to additional paid-in capital, net of taxes in 2012.

In November 2012, the Company purchased fixed maturity securities from its ultimate parent company, Prudential Financial, Inc. These securities had an amortized cost of $12 million and a fair market value of $12 million. The net difference between amortized cost and fair market value was accounted for as a decrease of less than $1 million to additional paid-in capital, net of taxes in 2012.

In December 2012, the Company purchased fixed maturity securities and commercial mortgage loans from its parent company, Prudential Insurance. These securities had an amortized cost of $56 million and fair market value of $59 million. The difference between amortized cost and fair market value was accounted for as a decrease of $2 million to additional paid-in capital, net of taxes, in 2012.

Debt Agreements

The Company is authorized to borrow funds up to $2.2 billion from affiliates to meet its capital and other funding needs. As of December 31, 2012, the Company had $272 million of short-term debt outstanding, including $114 million with Prudential Financial and $158 million with Washington Street Investment. As of December 31, 2011, the Company had $129 million of short-term debt outstanding, including $114 million with Prudential Financial and $15 million with Prudential Funding, LLC. The Company had no short-term debt outstanding as of December 31, 2010. Total interest expense on short-term affiliated debt to the Company was $1.2 million, $0.5 million and $0.0 million for the years ended December 31, 2012, 2011 and 2010, respectively.

On December 20, 2010, the Company borrowed $650 million from Prudential Insurance. This loan has a fixed interest rate of 3.47% and matures on December 21, 2015. On December 20, 2012, $446 million of the $650 million loan was repaid with interest. The outstanding principal related to this loan was $204 million at December 31, 2012. Total interest expense on this affiliated debt was $22.1 million, $22.5 million and $0.7 million for the years ended December 31, 2012, 2011 and 2010, respectively.

On November 15, 2010, the Company borrowed $245 million from Prudential Financial. This loan has a fixed interest rate of 3.01% and matures on November 13, 2015. On December 15, 2011, the Company repaid $179 million to Prudential Financial as a partial repayment for the $245 million borrowing. The outstanding principal related to this loan was $66 million at December 31, 2012. Total interest expense on this affiliated debt was $2.0 million, $7.1 million and $0.9 million for the years ended December 31, 2012, 2011 and 2010, respectively.

On June 20, 2011, the Company entered into a series of five $50 million borrowings with Prudential Financial, totaling $250 million. The loans have fixed interest rates ranging from 1.08% to 3.17% and maturity dates staggered one year apart, from June 19, 2012 to June 19, 2016. On June 19, 2012 one of these borrowings became current and is now classified as short-term debt on The Consolidated Statements of Financial Position as of December 31, 2012. On
June 19, 2012 another of these $50 million borrowings was repaid. Total interest expense on this affiliated debt was $5.1 million and $2.8 million for the years ended December 31, 2012 and 2011, respectively.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


On December 15, 2011, the Company entered into a series of five $53 million borrowings and on December 16, 2011 five $11 million borrowings with Prudential Financial, totaling $320 million. The loans have fixed interest rates ranging from 2.08% to 3.61% and maturity dates staggered one year apart, from December 16, 2012 to December 16, 2016. On December 16, 2012 $53 million and $11 million of these borrowings became current and are now classified as short-term debt on The Consolidated Statements of Financial Position as of December 31, 2012. On December 17, 2012 $53 million and $11 million of these borrowings were repaid. Total interest expense on this affiliated debt was $9.3 million and $0.4 million for the years ended December 31, 2012 and 2011, respectively.

On June 20, 2012, the Company entered into a series of five $79 million borrowings with Washington Street Investment, totaling $395 million. The loans have fixed interest rates ranging from 1.15% to 3.02% and maturity dates staggered one year apart, from June 15, 2013 to June 15, 2017. Of these borrowings, $79 million is current and is classified as short-term debt on The Consolidated Statements of Financial Position as of December 31, 2012. Total interest expense on this affiliated debt was $4.7 million for the year ended December 31, 2012.

On December 17, 2012, the Company entered into a series of five $66 million borrowings and five $13 million borrowings with Washington Street Investment, totaling $395 million. The loans have fixed interest rates ranging from 0.95% to 1.87% and maturity dates staggered one year apart, from December 17, 2013 to December 17, 2017. Of these borrowings, $66 million and $13 million are current and are classified as short-term debt on The Consolidated Statements of Financial Position as of December 31, 2012. The total interest expense on this affiliated debt was $0.2 million for the year ended December 31, 2012.

On December 20, 2012, the Company borrowed $267 million from Prudential Financial. The loan has a fixed interest rate of 1.37% and matures on December 15, 2015. The total interest expense on this affiliated debt was $0.1 million for the year ended December 31, 2012.

Derivative Trades

In the ordinary course of business, the Company enters into over-the-counter ("OTC") derivative contracts with an affiliate, Prudential Global Funding, LLC. For these OTC derivative contracts, Prudential Global Funding, LLC has a substantially equal and offsetting position with external counterparties.

14.  QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2012 and 2011 are summarized in the table below:

                                                     March 31     June 30    September 30 December 31
                                                   ---------------------------------------------------
                                                                     (in thousands)

2012
Total revenues                                     $    498,074 $    561,203 $    540,685 $    624,315
Total benefits and expenses                           (140,737)    1,054,097      181,818      263,722
Income (loss) from operations before income taxes       638,811    (492,894)      358,867      360,593
Net income (loss)                                  $    461,304 $  (353,363) $    315,599 $    260,797
                                                   ============ ============ ============ ============

2011
Total revenues                                     $    478,756 $    493,845 $    639,641 $    519,442
Total benefits and expenses                             383,055      465,288    1,371,790      265,750
Income (loss) from operations before income taxes        95,701       28,557    (732,149)      253,692
Net income (loss)                                  $     76,041 $     23,805 $  (434,310) $    201,721
                                                   ============ ============ ============ ============

The quarterly historical information presented in the table above has been revised to reflect the impact of the retrospective adoption of the amended guidance related to the deferral of acquisition costs.

            Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of Pruco Life Insurance Company:

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations and comprehensive income, of equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company (a wholly owned subsidiary of The Prudential Insurance Company of America) and its subsidiaries at December 31, 2012 and December 31, 2011, and the results of their operations and their cash flows for each of the three years in the period ended
December 31, 2012 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 of the consolidated financial statements, the Company changed the manner in which it accounts for the costs associated with acquiring or renewing insurance contracts and the presentation of comprehensive income. Further, as described in Note 13 of the consolidated financial statements, the Company has entered into extensive transactions with affiliated entities.

/s/ PRICEWATERHOUSECOOPERS LLP

New York, New York
March 15, 2013

                                    PART C

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)FINANCIAL STATEMENTS


(1) Financial Statements of the Subaccounts of Pruco Life Flexible Premium Variable Annuity Account (Registrant) consisting of the Statement of Net Assets as of December 31, 2012; the Statement of Operations for the period ended December 31, 2012; the Statements of Changes in Net Assets for the periods ended December 31, 2012 and December 31, 2011; and the Notes relating thereto appear in the statement of additional information. (Part B of the Registration Statement).

(2) Consolidated Statements of Pruco Life Insurance Company (Depositor) and its subsidiaries consisting of the Consolidated Statements of Financial Position as of December 31, 2012 and 2011; and the related Consolidated Statements of Operations, Changes in Stockholder's Equity and Cash Flows for the years ended December 31, 2012, 2011, and 2010; and the Notes to the Consolidated Financial Statements appear in the Statement of Additional Information (Part B of the Registration Statement).


(b) Exhibits are attached as indicated (all previously filed exhibits, as noted below, are incorporated herein by reference).


(1) Resolution of the Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Flexible Premium Variable Annuity
        Account. (Note 2)

(2)     Agreements for custody of securities and similar investments--Not
        Applicable.

(3) (a) Specimen Selected Broker Agreement used by PIMS. (Note 3)

    (b) Distribution and Underwriting Agreement between Prudential Annuities
        Distributors, Inc. "PAD" (Underwriter) and Pruco Life Insurance
        Company (Depositor). (Note 16)

(4) (a) The Prudential Premier Variable Annuity B Series, L Series and X
        Series certificate issued under group annuity contract (including schedule pages for each Series). (Note 1)

    (b) The Prudential Premier Variable Annuity B Series, L Series and X
        Series individual annuity contract (including schedule pages for each Series). (Note 1)

    (c) Guaranteed Minimum Income Benefit Rider. (Note 1)

    (d) Guaranteed Minimum Income Benefit Schedule Supplement. (Note 1)

    (e) Periodic Value Death Benefit Rider. (Note 1)

    (f) Periodic Value Death Benefit Schedule Supplement. (Note 1)

    (g) Combination Roll-up Value and Periodic Value Death Benefit Rider.
        (Note 1)

    (h) Combination Roll-up Value Death Benefit Schedule Supplement. (Note 1)

    (i) Guaranteed Minimum Payments Benefit Rider. (Note 1)

    (j) Guaranteed Minimum Payments Benefit Schedule Supplement. (Note 1)

    (k) Enhanced Dollar Cost Averaging Rider. (Note 1)

    (l) Enhanced Dollar Cost Averaging Schedule Supplement. (Note 1)

    (m) Longevity Credit Rider. (Note 1)

    (n) Individual Retirement Annuity Endorsement. (Note 1)

    (o) Roth Individual Retirement Annuity Endorsement. (Note 1)

    (p) 403(b) Annuity Endorsement. (Note 1)

    (q) Medically Related Surrender Provision Endorsement. (Note 1)

    (r) Endorsement Rider: Joint and Survivor Guaranteed Minimum Payments
        Benefit (Spousal Lifetime Five) (Note 12)

    (s) Highest Daily lifetime Five Benefit Rider (Enhanced) (Note 14)

    (t) (Highest Daily Lifetime Five Schedule Supplement) (Note 15)

    (u) Highest Daily Lifetime Seven Benefit Rider (Note 16)

    (v) Rider for Highest Daily Lifetime Seven with Beneficiary Income Option
        (Note 18)

    (w) Rider for Highest Daily Lifetime Seven with Lifetime Income
        Accelerator (Note 18)

    (x) Schedule Supplement for Highest Daily Lifetime Seven with Beneficiary
        Income Option (Note 18)

    (y) Schedule Supplement for Highest Daily Lifetime Seven with Lifetime
        Income Accelerator (Note 18)

    (z) Highest Daily Lifetime 7 Plus Benefit Rider. (Note 19)

   (aa) Schedule Supplement for Highest Daily Lifetime 7 Plus. (Note 19)

   (ab) Highest Daily Lifetime Seven Benefit Schedule Supplement. (Note 19)

   (ac) Highest Daily Lifetime Five Benefit Schedule Supplement. (Note 19)

   (ad) Beneficiary Annuity Endorsement. (Note 19)

   (ae) Beneficiary Individual Retirement Annuity Endorsement. (Note 19)

   (af) Beneficiary Roth Individual Retirement Annuity Endorsement. (Note 19)

   (ag) Highest Daily Lifetime 7 Plus with Beneficiary Income Option Benefit
        Rider. (Note 19)

   (ah) Highest Daily Lifetime 7 Plus with Beneficiary Income Option Schedule
        Supplement. (Note 19)

   (ai) Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator
        Benefit Rider. (Note 19)

   (aj) Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator
        Schedule Supplement. (Note 19)

   (ak) Highest Daily Lifetime 6 Plus schedule (SCH-HD6-8/09) (Note 20)

   (al) Highest Daily Lifetime 6 Plus Rider (RID-HD6-8/09) (Note 20)

   (am) Highest Daily Lifetime 6 Plus W/LIA Benefit Schedule
        (SCH-HD6-LIA-8/09) (Note 20)

   (an) Highest Daily Lifetime 6 Plus W/LIA Benefit Rider (RID-HD6-LIA-8/09)
        (Note 20)

   (ao) Highest Daily GRO II Benefit rider (RID-HD GRO-11/09) (Note 21)

   (ap) Highest Daily GRO II Benefit Schedule (SCH-HD GRO-11/09) (Note 21)

   (aq) Highest Daily GRO CAP Benefit Schedule (SCH-HDGROCAP-11/09) (Note 21)

   (ar) Form of Highest Daily GRO II Benefit Schedule Supplement
        (P-SCH-HDGRO(11/09)((8/10)) (Note 23)

   (as) Form of Highest Daily GRO Benefit Schedule Supplement
        (P-SCH-HDGROCAP(11-09)(8/10)) (Note 23)

   (at) Amendatory Tax Endorsement. (Note 27)

(5) (a) Application form for the Contract. (Note 13)

(6) (a) Articles of Incorporation of Pruco Life Insurance Company, as amended through October 19, 1993. (Note 4)

    (b) By-laws of Pruco Life Insurance Company, as amended through May 6,
        1997. (Note 5)

(7)     Contract of reinsurance in connection with variable annuity contracts:

    (a) Coinsurance Agreement for LT5WB. (Note 1)

    (b) Coinsurance Agreement for SLT5. (Note 13)

    (c) Coinsurance Agreement for HDLT5. (Note 15)

    (d) Amendment 1 to Coinsurance Agreement for LT5WB. (Note 22)

    (e) Amendment 1 to Coinsurance Agreement for HDLT5. (Note 22)

    (f) Amendment 2 to Coinsurance Agreement for HDLT5. (Note 22)

    (g) Coinsurance Agreement for HD6+. Filed (Note 22)

    (h) Coinsurance Agreement for HD7+. Filed (Note 22)

    (i) Coinsurance Agreement for HD7. Filed (Note 22)

    (j) Coinsurance Agreement for HD GRO. (Note 22)

    (k) Amendment 1 to Coinsurance Agreement for HD GRO. (Note 22)

(8) Other material contracts performed in whole or in part after the date the registration statement is filed:

        (a)Copy of Fund Participation Agreement. (Note 6)

        (b)Copy of Rule 22C-2 Agreement. (Note 16)

        (c)Amendment to Fund Participation Agreement (Note 27)

(9)       Opinion of Counsel. (Note 22)

(10)      Written Consent of Independent Registered Public Accounting Firm.
          (Note 26)

(11)      All financial statements omitted from Item 23, Financial
          Statements--Not Applicable.

(12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter, or initial Contract owners--Not Applicable.

(13)      Powers of Attorney.

    (a)   Bernard J. Jacob (Note 17)

    (b)   Robert F. O'Donnell (Note 25)

    (c)   Kent D. Sluyter (Note 26)

    (d)   Richard F. Lambert (Note 26)

    (e)   Yanela C. Frias (Note 26)

    (f)   John Chieffo and Kenneth Y. Tanji (Note 27)

(Note 1) Incorporated by reference to Form N-4, Registration No. 333-130989, filed January 12, 2006 on behalf of the Pruco life Flexible Premium
          Variable Annuity Account.

(Note 2) Incorporated by reference to Form N-4, Registration No. 033-61125, filed July 19, 1995 on behalf of the Pruco Life Flexible Premium
          Variable Annuity Account.

(Note 3)  Incorporated by reference to Post-Effective Amendment No. 6 to Form
          N-4, Registration No.333-06701, filed April 15, 1999 on behalf of the
          Pruco Life Flexible Premium Variable Annuity Account.

(Note 4) Incorporated by reference to the initial registration on Form S-6, Registration No. 333-07451, filed July 2, 1996, on behalf of the
          Pruco Life Variable Appreciable Account.

(Note 5) Incorporated by reference to Form 10-Q as filed August 15, 1997, on behalf of Pruco Life Insurance Company.

(Note 6) Incorporated by reference to Form N-4, Registration No. 333-06701, filed June 24, 1996 on behalf of the Pruco Life Flexible Premium
          Variable Annuity Account.

(Note 7) Incorporated by reference to the initial registration on Form N-4, Registration No. 333-37728, filed May 24, 2000 on behalf of the Pruco
          Life Flexible Premium Variable Annuity Account.

(Note 8)  Incorporated by reference to Post-Effective Amendment No. 2 to Form
          S-6, Registration No. 333-07451, filed June 25, 1997 on behalf of the
          Pruco Life Variable Appreciable Account.

(Note 9) Incorporated by reference to Form S-6, Registration No. 333-49332, filed November 3, 2000 on behalf of the Pruco Life Variable Universal
          Account.

(Note 10) Incorporated by reference to Post-Effective Amendment No. 39, Form
          N-4 to Registration No. 333-37728, filed November 14, 2003 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 11) Incorporated by reference to Post-Effective Amendment No. 14, Form
          N-4, Registration No.: 333-37728, filed November 15, 2004 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 12) Incorporated by reference to Post-Effective Amendment No. 9, Form
          N-4, Registration No.: 333-75702, filed December 9, 2005 on behalf of
          Pruco Life Flexible Premium Variable Annuity Account.

(Note 13) Incorporated by reference to Pre-Effective Amendment No. 1, Form N-4,
          Registration No. 333-130989, filed April 14, 2006 on behalf of Pruco
          Life Flexible Premium Variable Annuity Account.

(Note 14) Incorporated by reference to Post-Effective Amendment No. 1, Form
          N-4, Registration No. 333-130989, filed October 6, 2006 on behalf of
          Pruco Life Flexible Premium Variable Annuity Account.

(Note 15) Incorporated by reference to Post-Effective Amendment No. 18 to Form
          N-4, Registration No. 333-75702 on behalf of Pruco Life Flexible
          Premium Variable Annuity Account.

(Note 16) Incorporated by reference to Post-Effective Amendment No. 9, Form
          N-4, Registration No. 333-130989, filed December 18, 2007 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 17) Incorporated by reference to Post-Effective Amendment No. 10, Form
          N-4, Registration No. 333-130989, filed April 15, 2008 on behalf of
          Pruco Life Flexible Premium Variable Annuity Account.

(Note 18) Incorporated by reference to Post-Effective Amendment No. 14 to
          Registration No. 333-130989, filed October 31, 2008 on behalf of
          Pruco Life Flexible Premium Variable Annuity Account.

(Note 19) Incorporated by reference to Post-Effective Amendment No. 17 to
          Registration No. 333-130989, filed January 28, 2009 on behalf of
          Pruco Life Flexible Premium Variable Annuity Account.

(Note 20) Incorporated by reference to Post-Effective Amendment No. 21, Form
          N-4, Registration No. 333-130989, filed June 1, 2009 on behalf of
          Pruco Life Flexible Premium Variable Annuity Account.

(Note 21) Incorporated by reference to Post-Effective Amendment No. 23 to Form
          N-4, Registration No. 333-130989, filed August 27, 2009 on behalf of
          Pruco Life Flexible Premium Variable Annuity Account.

(Note 22) Incorporated by reference to Post-Effective Amendment No. 25 to Form
          N-4, Registration No. 333-130989, filed April 16, 2010 on behalf of
          Pruco Life Flexible Premium Variable Annuity Account.

(Note 23) Incorporated by reference to Post-Effective Amendment No. 26 to Form
          N-4, Registration No. 333-130989, filed July 1, 2010 on behalf of
          Pruco Life Flexible Premium Variable Annuity Account.

(Note 24) Incorporated by reference to Post-Effective Amendment No.30, Form
          N-4, Registration No. 333-130989, filed December 8, 2011 on behalf of
          Pruco Life Flexible Premium Variable Annuity Account.

(Note 25) Incorporated by reference to Post-Effective No. 32, Form N-4,
          Registration No. 333-130989 filed July 24, 2012 on behalf of Pruco
          Life Flexible Premium Variable Annuity Account.

(Note 26) Incorporated by reference to Post-Effective No. 36, Form N-4,
          Registration No. 333-130989 filed February 13, 2013 on behalf of
          Pruco Life Flexible Premium Variable Annuity Account.

(Note 27) Filed Herewith

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR (engaged directly or indirectly in Registrant's variable annuity business):

The directors and major officers of Pruco Life are listed below:


Name and Principal Business Address   Position and Offices with Depositor
-----------------------------------   ------------------------------------

John Chieffo                          Director
751 Broad Street
Newark, New Jersey 07102-3714

Joseph D. Emanuel                     Vice President, Chief Legal Officer,
One Corporate Drive                   and Secretary
Shelton, Connecticut 06484-6208

Yanela C. Frias                       Vice President, Director,
213 Washington Street                 Chief Accounting Officer, and
Newark, New Jersey 07102-2917         Chief Financial Officer

Sarah J. Hamid                        Senior Vice President, Chief
751 Broad Street                      Actuary, and Appointed Actuary
Newark, New Jersey 07102-3714

Bernard J. Jacob                      Director
213 Washington Street
Newark, New Jersey 07102-2992

Richard F. Lambert                    Director
751 Broad Street
Newark, New Jersey 07102-3714

James M. O'Connor                     Senior Vice President and Actuary
200 Wood Avenue South
Iselin, New Jersey 08830-2706

Robert F. O'Donnell                   Director, Chief Executive Officer,
One Corporate Drive                   and President
Shelton, Connecticut 06484-6208

Kent D. Sluyter                       Senior Vice President and Director
213 Washington Street
Newark, New Jersey 07102-2992

Kenneth Y. Tanji                      Director and Treasurer
751 Broad Street
Newark, New Jersey 07102-3714

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Registrant separate account may be deemed to be under common control (or where indicated, identical to) the following separate accounts that are sponsored either by the depositor or an insurer that is an affiliate of the depositor: The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable Annuity Contract Account (separate accounts of Prudential); the Pruco Life Flexible Premium Variable Annuity Account; the Pruco Life PRUvider Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company ("Pruco Life"); the Pruco Life of New Jersey Flexible Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"). Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.


The subsidiaries of Prudential Financial Inc. ("PFI") are listed in the Exhibits to the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed on February 22,2013, the text of which is hereby incorporated by reference. In addition to those subsidiaries, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential's Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the "Act"). The separate accounts listed above are registered as unit investment trusts under the Act. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Account Contract Account-11, (separate accounts of The Prudential Insurance Company of America which are registered as open-end, diversified management investment companies).


ITEM 27. NUMBER OF CONTRACT OWNERS


As of February 28, 2013, there were 19,733 Qualified owners of the B series, 8,932 Non-Qualified owners of the B series, 16,959 Qualified owners of the L series, 9,615 Non-Qualified owners of the L series, and 29,216 Qualified owners of the X series, 11,366 Non-Qualified owners of the X series.


ITEM 28. INDEMNIFICATION

The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

Arizona, the state of organization of Pruco Life Insurance Company ("Pruco"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et. seq. of the Arizona Statutes Annotated. The text of Pruco's By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 3(ii) to its form 10-Q filed August 15, 1997.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) Prudential Annuities Distributors, Inc. (PAD)

PAD serves as principal underwriter for variable annuities issued by each of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and Prudential Annuities Life Assurance Corporation. Each of those insurers is part of Prudential Annuities, a business unit of Prudential Financial, that primarily issues individual variable annuity contracts. The separate accounts of those insurance companies, through which the bulk of the variable annuities are issued, are the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, and Prudential Annuities Life Assurance Corporation Variable Account B.

(b) Information concerning the Directors and Officers of PAD is set forth below:


                             POSITIONS AND OFFICES
NAME                           WITH UNDERWRITER
----                      ---------------------------
Timothy S. Cronin         Senior Vice President
One Corporate Drive
Shelton, Connecticut
06484-6208

Bruce Ferris              Executive Vice President
One Corporate Drive       and Director
Shelton, Connecticut
06484-6208

Yanela C. Frias           Director
751 Broad Street
Newark, New Jersey
07102-3714

George M. Gannon          President, Chief Executive
2101 Welsh Road           Officer, Chief Operations
Dresher, Pennsylvania     Officer and Director
19025-5001

Jacob M. Herschler        Senior Vice President and
One Corporate Drive       Director
Shelton, Connecticut
06484-6208

Patricia L. Kelley        Senior Vice President,
One Corporate Drive       Chief Compliance Officer
Shelton, Connecticut      and Director
06484-6208

Steven P. Marenakos       Senior Vice President and
One Corporate Drive       Director
Shelton, Connecticut
06484-6208

Yvonne Rocco              Senior Vice President
213 Washington Street
Newark, New Jersey
07102-2992

Adam Scaramella           Vice President, Secretary
2101 Welsh Road           and Chief Legal Officer
Dresher, Pennsylvania
19025-5001

Kenneth Y. Tanji          Treasurer
751 Broad Street
Newark, New Jersey
07102-3714

Steven Weinreb            Chief Financial Officer and
213 Washington Street     Controller
Newark, New Jersey
07102-2917




                                    Net Underwriting Discounts Compensation on  Brokerage
Name of Principal Underwriter            and Commissions         Redemption    Commissions Compensation
-----------------------------       -------------------------- --------------- ----------- ------------
Prudential Annuities
  Distributions, Inc*..............       $1,125,057,236            $-0-          $-0-         $-0-

--------
* PAD did not retain any of these commissions

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books or other documents required to be maintained by Section 31

(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America at its offices in Shelton, Connecticut and Fort Washington, Pennsylvania.

ITEM 31. MANAGEMENT SERVICES

Summary of any contract not discussed in Part A or Part B of the registration statement under which management-related services are provided to the Registrant--Not Applicable.

ITEM 32. UNDERTAKINGS

(a) Registrant undertakes to file a post-effective amendment to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c) Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the U.S. Securities and Exchange Commission to the American Council of Life Insurance on
November 28, 1988.

(e) Pruco Life hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life.

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this post-effective amendment to be signed on its behalf in the City of Newark and the State of New Jersey on this 12th day of April 2013.


             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                                  Registrant

                       By: Pruco Life Insurance Company
                                   Depositor

/s/ Robert F. O'Donnell
-------------------------
Robert F. O'Donnell
President and Chief
Executive Officer

                         PRUCO LIFE INSURANCE COMPANY
                                   Depositor

By:  /s/ Robert F. O'Donnell
     -------------------------
     Robert F. O'Donnell
     President and Chief
     Executive Officer

                                  SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


Signature                               Title                         Date
---------             ------------------------------------------ ---------------
Robert F. O'Donnell*  Chief Executive Officer, President and     April 12, 2013
--------------------- Director
Robert F. O'Donnell

Yanela C. Frias*      Chief Financial Officer, Chief Accounting  April 12, 2013
--------------------- Officer, Vice President and Director
Yanela C. Frias

Kent D. Sluyter*      Director                                   April 12, 2013
---------------------
Kent D. Sluyter

Kenneth Y. Tanji*     Director                                   April 12, 2013
---------------------
Kenneth Y. Tanji

John Chieffo*         Director                                   April 12, 2013
---------------------
John Chieffo

Bernard J. Jacob*     Director                                   April 12, 2013
---------------------
Bernard J. Jacob

Richard F. Lambert*   Director                                   April 12, 2013
---------------------
Richard F. Lambert

By:/s/ Lynn K. Stone
---------------------
Lynn K. Stone


* Executed by Lynn K. Stone on behalf of those indicated pursuant to Power of Attorney.

                                   Exhibits


(b)(4)(at)  Amendatory Tax Endorsement

(b)(8)(c)  Amendment to Fund Participation Agreement


(b)(10)    Written Consent of Independent Registered Public Accounting Firm.


(b)(13)(f)  Powers of Attorney for John Chieffo and Kenneth Y. Tanji.